UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21295

JPMorgan Trust I

(Exact name of registrant as specified in charter)

270 Park Avenue

New York, NY 10017

(Address of principal executive offices) (Zip code)

Frank J. Nasta

270 Park Avenue

New York, NY 10017

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: June 30

Date of reporting period: July 1, 2017 through December 31, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Semi-Annual Report

JPMorgan Access Funds

December 31, 2017 (Unaudited)

JPMorgan Access Balanced Fund

JPMorgan Access Growth Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

February 1, 2018 (Unaudited)

Dear Shareholder,

The U.S. economy continued to grow in the second half of 2017, supported by a synchronized global economy and central bank policies that also helped lift equity prices in the U.S. and elsewhere.

“Historically high consumer confidence, increased business investment and growth in corporate earnings all indicate that the U.S. economy should continue to expand.” — George C.W. Gatch

The U.S. economy entered its third longest expansion on record in 2017, and gross domestic product (GDP) rose by 3.2% in the third quarter and an estimated 2.6% in the fourth quarter. During the second half of 2017, unemployment fell to 4.1% in December from 4.3% in June, and U.S. consumer confidence reached a 17-year high in November. Corporate profits rose during the second half of the year amid stable energy prices and a decline in the value of the U.S. dollar.

Notably, the second half of 2017 included three large hurricanes, wildfires and other assorted natural disasters that combined to cause an estimated $306 billion in damage in the U.S. While companies in some specific sectors of the economy reported that Hurricanes Harvey, Irma and Maria affected revenue or earnings, any impact on the larger economy appeared to be limited.

The U.S. Federal Reserve raised interest rates in December 2017 and indicated it would raise rates three more times in the year ahead. However, interest rates overall remained relatively low during the reporting period and provided support for both the domestic economy and financial markets.

Most developed market and emerging market economies also continued to grow in the second half of 2017. Growth in Europe was strong enough that the European Central Bank committed to reducing its monthly asset purchases by half and the Bank of England raised its benchmark interest rate for the first time in ten years. Japan registered its longest economic expansion in a decade and China’s GDP grew by an estimated 6.8% in the second half of 2017, supported by personal consumption and growth in foreign trade.

Roughly 120 countries, comprising three-fourths of global GDP, had experienced increased economic growth by the end of 2017, according to the International Monetary Fund (IMF).

Meanwhile, global financial markets provided investors with positive returns for the six months ended December 31, 2017. Overall, equity markets outperformed bond markets, with emerging market equities largely outperforming developed market equities.

In the wake of stronger-than-expected growth in the U.S. and other leading economies, the IMF revised its forecast for 2018 U.S. GDP growth to 2.7% from 2.3%. The IMF cited growth from external demand and a reduction in U.S. corporate tax rates from the 2017 Tax Cuts and Jobs Act. Historically high consumer confidence, increased business investment and growth in corporate earnings all indicate that the U.S. economy should continue to expand. We believe investors who maintain a properly diversified portfolio and a long-term outlook will be able to benefit from the current global economic expansion.

We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

DECEMBER 31, 2017	JPMORGAN ACCESS FUNDS	1

JPMorgan Access Funds

MARKET OVERVIEW

SIX MONTHS ENDED DECEMBER 31, 2017 (Unaudited)

U.S. equity markets overall provided positive returns throughout the reporting period amid strong growth in corporate profits, stable energy prices and continued low interest rates. During the reporting period, the Standard & Poor’s 500 Index (the “S&P 500”) reached more than two dozen record high closings and had positive returns for each month. Overall, growth stocks outperformed value stocks and large cap stocks generally outperformed small cap and mid cap stocks during the reporting period.

Meanwhile, the CBOE Volatility Index, which measures S&P 500 options to gauge market expectations of near-term volatility, remained well below its historical average throughout the year and on November 3, 2017, fell to its lowest-ever level.

Overall, bonds generally had positive returns but underperformed equity during the reporting period. Within the fixed-income sector, high yield bonds (also known as “junk bonds”) outperformed both investment grade corporate bonds and U.S. Treasury bonds.

2	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2017

JPMorgan Access Balanced Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2017 (Unaudited)

Reporting Period Return:
Fund (Class I Shares)*	6.48%
Bloomberg Barclays U.S. Aggregate Index	1.24%
MSCI World Index (net of foreign withholding taxes)	10.61%
Access Balanced Composite Benchmark	6.51%

Net Assets as of 12/31/2017	$611,574,646

INVESTMENT OBJECTIVE**

The JPMorgan Access Balanced Fund (the “Fund”) seeks total return.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

As the Fund invests in fixed income and equity securities, its performance is compared to broad-based fixed income and equity benchmarks, as well as a blended composite benchmark. The Fund’s Class I Shares outperformed the Bloomberg Barclays U.S. Aggregate Index, its broad based fixed income benchmark, but underperformed the MSCI World Index (net of foreign withholding taxes), its broad based equity benchmark, for the six months ended December 31, 2017.

The Fund’s allocation to U.S. and other developed market equities drove its outperformance relative to the Bloomberg Barclays U.S. Aggregate Index. The Fund’s allocation to core fixed income and alternative investment strategies led to its underperformance relative to the MSCI World Index (net of foreign withholding taxes).

The Fund underperformed its composite benchmark, which consists of the MSCI World Index (net of foreign withholding taxes) (55%), Bloomberg Barclays Global Aggregate Index (35%), HFRX Global Hedge Fund Index (5%) and Bloomberg Barclays 1-3 Month Treasury Bill Index (5%).

The Fund’s overweight allocation to extended credit and its security selection in alternative strategies were leading detractors from performance relative to the composite benchmark. The Fund’s overweight allocation to equities in foreign developed markets and its underweight position in core fixed income securities were leading contributors to performance relative to the composite benchmark.

To implement the Fund managers’ tactical asset allocation decisions, the Fund invested in J.P. Morgan Funds, as well as third party investment companies (which may or may not be registered under the Investment Company Act of 1940, as amended) and exchange traded funds. Among the actively managed underlying strategies, excess return was mixed during the reporting period.

HOW WAS THE FUND POSITIONED?

The Fund is a multi-asset class portfolio that focuses on both traditional and liquid alternative investments across the global marketplace. The portfolio management team managed the Fund using a tactical approach to asset allocation across global markets, seeking opportunities in sectors and regions based on valuations and the potential for longer-term growth. The Fund invested its assets in a combination of domestic and international equity, fixed income and liquid alternative assets.

In terms of Fund positioning, the Fund’s portfolio managers ended the reporting period with a slight overweight position in global equity, particularly in Europe, Australasia and Far East. Within equities, they were focused on being tactical and continued to monitor economic data, sentiment and flows across geographies recognizing that regional allocations may be an important driver of returns. Within fixed income, the portfolio managers favored an underweight position in core bonds, given their opinion that U.S. interest rates would gradually move higher.

DECEMBER 31, 2017	JPMORGAN ACCESS FUNDS	3

JPMorgan Access Balanced Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2017 (Unaudited) (continued)

TOP TEN HOLDINGS OF THE PORTFOLIO***
1.	SPDR S&P 500 Fund Trust	24.5%
2.	iShares MSCI EAFE Fund	11.2
3.	Vanguard Total International Bond Fund	8.7
4.	JPMorgan Core Bond Fund, Class R6 Shares	4.7
5.	iShares Core S&P 500 Fund	3.7
6.	JPMorgan Core Plus Bond Fund, Class R6 Shares	3.6
7.	JPMorgan Corporate Bond Fund, Class R6 Shares	3.3
8.	JPMorgan High Yield Fund, Class R6 Shares	3.1
9.	Oakmark International Fund, Institutional Class Shares	3.1
10.	JPMorgan Global Research Enhanced Index Fund, Class R6 Shares	3.1

PORTFOLIO COMPOSITION BY ASSET CLASS***
Fixed Income	32.3%
U.S. Equity	32.3
International Equity	25.4
Alternative Assets	4.8
Short-Term Investment	5.2

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2017. The Fund’s portfolio composition is subject to change.

4	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2017

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2017

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	September 30, 2009
With Sales Charge**		1.54%	8.27%	4.54%	4.44%
Without Sales Charge		6.34	13.35	5.50	5.03
CLASS C SHARES	January 4, 2010
With CDSC***		5.12	11.79	4.98	4.52
Without CDSC		6.12	12.79	4.98	4.52
CLASS I SHARES	September 30, 2009	6.48	13.67	5.78	5.30
CLASS L SHARES	September 30, 2009	6.56	13.80	5.94	5.46

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (9/30/09 TO 12/31/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on September 30, 2009.

Returns for Class C Shares prior to its inception date are based on the performance of the Class A Shares. The actual returns of Class C Shares would have been lower than those shown because Class C Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $1,000,000 invested in the Class I Shares of the JPMorgan Access Balanced Fund, the Bloomberg Barclays U.S. Aggregate Index, the MSCI World Index (net of foreign withholding taxes), the S&P 500 Index and the Access Balanced Composite Benchmark from September 30, 2009 to December 31, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Bloomberg Barclays U.S. Aggregate Index and the Access Balanced Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmarks, if applicable. The performance of the MSCI World Index (net of foreign withholding taxes) does not reflect the deduction of expenses associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark, if applicable. The Bloomberg Barclays U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The MSCI World Index (net of foreign withholding taxes) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Access Balanced Composite Benchmark is a composite benchmark comprised of unmanaged indexes that correspond to the Fund’s model allocation and consists of the MSCI World Index (net of foreign withholding taxes) (55%), Bloomberg Barclays Global Aggregate Index (35%), Bloomberg Barclays 1-3 Month Treasury Bill Index (5%), HFRX Global Hedge Fund Index (5%). Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2017	JPMORGAN ACCESS FUNDS	5

JPMorgan Access Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2017 (Unaudited)

Reporting Period Return:
Fund (Class I Shares)*	8.18%
MSCI World Index (net of foreign withholding taxes)	10.61%
Bloomberg Barclays U.S. Aggregate Index	1.24%
Access Growth Composite Benchmark	8.34%

Net Assets as of 12/31/2017	$565,022,745

INVESTMENT OBJECTIVE**

The JPMorgan Access Growth Fund (the “Fund”) seeks capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

As the Fund invests in fixed income and equity securities, its performance is compared to broad-based fixed income and equity benchmarks, as well as a blended composite benchmark. The Fund’s Class I Shares underperformed the MSCI World Index (net of foreign withholding taxes), its broad based equity benchmark, and outperformed the Bloomberg Barclays U.S. Aggregate Index, its broad based fixed income benchmark, for the six months ended December 31, 2017.

The Fund’s allocation to equities drove its outperformance relative to the Bloomberg Barclays U.S. Aggregate Index. The Fund’s allocation to core fixed income and alternative investment strategies led to its underperformance relative to the MSCI World Index (net of foreign withholding taxes).

The Fund underperformed its composite benchmark, which consists of the MSCI World Index (net of foreign withholding taxes) (75%), Bloomberg Barclays Global Aggregate Index (15%), HFRX Global Hedge Fund Index (5%) and Bloomberg Barclays 1-3 Month Treasury Bill Index (5%).

The Fund’s overweight position in extended credit and its security selection in alternative strategies were leading detractors from performance relative to the composite benchmark. The Fund’s overweight allocation to developed market equities and its underweight position in core fixed income securities were leading contributors to performance relative to the composite benchmark.

To implement the Fund managers’ tactical asset allocation decisions, the Fund invested in J.P. Morgan Funds, as well as third party investment companies (which may or may not be registered under the Investment Company Act of 1940, as amended) and exchange traded funds. Among the actively managed underlying strategies, excess return was mixed during the reporting period.

HOW WAS THE FUND POSITIONED?

The Fund is a multi-asset class portfolio that focuses on both traditional and liquid alternative investments across the global marketplace. The portfolio management team managed the Fund using a tactical approach to asset allocation across global markets, seeking opportunities in sectors and regions based on valuations and the potential for longer-term growth. The Fund invested its assets in a combination of domestic and international equity, fixed income and liquid alternative assets.

In terms of Fund positioning, the Fund’s portfolio managers ended the reporting period with a slight overweight position in global equity, particularly in Europe, Australasia and the Far East. Within equities, they were focused on being tactical and continued to monitor economic data, sentiment, current account deficits, and flows across geographies recognizing that regional allocations may be an important driver of returns. Within fixed income, the Fund’s portfolio managers favored an underweight allocation to core bonds, given their opinion that U.S. interest rates would gradually move higher.

6	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2017

TOP TEN HOLDINGS OF THE PORTFOLIO***
1.	SPDR S&P 500 Fund Trust	26.5%
2.	iShares MSCI EAFE Fund	16.8
3.	JPMorgan Global Research Enhanced Index Fund, Class R6 Shares	8.2
4.	iShares Core S&P 500 Fund	7.7
5.	Oakmark International Fund, Institutional Class Shares .	3.2
6.	Vanguard Total International Bond Fund	3.2
7.	JPMorgan U.S. Large Cap Core Plus Fund, Class R6 Shares	2.8
8.	JPMorgan Core Plus Bond Fund, Class R6 Shares	2.8
9.	Marshall Wace UCITS Fund plc, (Ireland), Class F Shares	2.4
10.	JPMorgan High Yield Fund, Class R6 Shares	2.0

PORTFOLIO COMPOSITION BY ASSET CLASS***
U.S. Equity	40.3%
International Equity	36.9
Fixed Income	12.3
Alternative Assets	4.9
Short-Term Investment	5.6

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2017. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2017	JPMORGAN ACCESS FUNDS	7

JPMorgan Access Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2017 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2017

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	September 30, 2009
With Sales Charge**		3.16%	11.80%	6.07%	5.55%
Without Sales Charge		8.02	17.08	7.05	6.14
CLASS C SHARES	January 4, 2010
With CDSC***		6.75	15.51	6.53	5.64
Without CDSC		7.75	16.51	6.53	5.64
CLASS I SHARES	September 30, 2009	8.18	17.38	7.33	6.42
CLASS L SHARES	September 30, 2009	8.31	17.62	7.50	6.59

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (9/30/09 TO 12/31/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on September 30, 2009.

Returns for Class C Shares prior to its inception date are based on the performance of the Class A Shares. The actual returns of Class C Shares would have been lower than those shown because Class C Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $1,000,000 invested in the Class I Shares of the JPMorgan Access Growth Fund, the Bloomberg Barclays U.S. Aggregate Index, the MSCI World Index (net of foreign withholding taxes), the S&P 500 Index and the Access Growth Composite Benchmark from September 30, 2009 to December 31, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Bloomberg Barclays U.S. Aggregate Index and the Access Growth Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmarks, if applicable. The performance of the MSCI World Index (net of foreign withholding taxes) does not reflect the deduction of expenses associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark, if applicable. The Bloomberg Barclays U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The MSCI World Index (net of foreign withholding taxes) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Access Growth Composite Benchmark is a composite benchmark comprised of unmanaged indexes that correspond to the Fund’s model allocation and consists of the MSCI World Index (net of foreign withholding taxes) (75%), Bloomberg Barclays Global Aggregate Index (15%), Bloomberg Barclays 1-3 Month Treasury Bill Index (5%) and HFRX Global Hedge Fund Index (5%). Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also,

8	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2017

performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights,

which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2017	JPMORGAN ACCESS FUNDS	9

JPMorgan Access Balanced Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 7.1%
	Consumer Discretionary — 0.9%
	Auto Components — 0.1%
1,300	Aisin Seiki Co. Ltd., (Japan)	72,829
935	Autoliv, Inc., (Sweden), SDR	119,182
1,100	Denso Corp., (Japan)	65,900
19,467	GKN plc, (United Kingdom)	83,714
800	Koito Manufacturing Co. Ltd., (Japan)	56,011
2,400	Magna International, Inc., (Canada)	136,008
3,100	Sumitomo Rubber Industries Ltd., (Japan)	57,453

		591,097

	Automobiles — 0.1%
829	Bayerische Motoren Werke AG, (Germany)	85,953
4,700	Honda Motor Co. Ltd., (Japan)	160,399
2,500	Suzuki Motor Corp., (Japan)	144,709
3,900	Toyota Motor Corp., (Japan)	248,547

		639,608

	Hotels, Restaurants & Leisure — 0.0% (g)
7,061	Compass Group plc, (United Kingdom)	152,251
1,275	InterContinental Hotels Group plc, (United Kingdom)	81,096
19,835	Wynn Macau Ltd., (Macau)	62,708

		296,055

	Household Durables — 0.1%
12,000	Panasonic Corp., (Japan)	175,127
4,670	Persimmon plc, (United Kingdom)	172,636
1,700	Sony Corp., (Japan)	76,301

		424,064

	Media — 0.2%
2,200	CyberAgent, Inc., (Japan)	85,740
2,913	Eutelsat Communications SA, (France)	67,443
4,195	JCDecaux SA, (France)	168,723
2,171	Liberty Global plc, (United Kingdom), Class A (a)	77,808
5,340	Modern Times Group MTG AB, (Sweden), Class B	224,398
1,785	Naspers Ltd., (South Africa), Class N, ADR (a)	101,031
9,684	SES SA, (Luxembourg), FDR	151,168
1,152	Stroeer SE & Co. KGaA, (Germany)	84,884
9,035	WPP plc, (United Kingdom)	163,224

		1,124,419

	Multiline Retail — 0.0% (g)
5,867	Lojas Renner SA, (Brazil) (a)	62,772
665	Ryohin Keikaku Co. Ltd., (Japan)	207,007

		269,779

SHARES	SECURITY DESCRIPTION	VALUE($)

	Specialty Retail — 0.1%
61,355	BCA Marketplace plc, (United Kingdom)	169,156
40,588	Kingfisher plc, (United Kingdom)	185,060

		354,216

	Textiles, Apparel & Luxury Goods — 0.3%
5,899	Burberry Group plc, (United Kingdom)	142,224
743,000	China Hongxing Sports Ltd., (China) (a) (bb)	1
1,527	Cie Financiere Richemont SA (Registered), (Switzerland)	138,297
100	Hermes International, (France)	53,497
1,102	Kering, (France)	518,741
1,020	LVMH Moet Hennessy Louis Vuitton SE, (France)	299,376
3,895	Moncler SpA, (Italy)	121,748
67,500	Samsonite International SA	310,162

		1,584,046

	Total Consumer Discretionary	5,283,284

	Consumer Staples — 0.8%
	Beverages — 0.2%
3,607	Carlsberg A/S, (Denmark), Class B	432,617
14,028	Diageo plc, (United Kingdom)	514,188
5,500	Kirin Holdings Co. Ltd., (Japan)	138,608
2,594	Pernod Ricard SA, (France)	410,254

		1,495,667

	Food & Staples Retailing — 0.0% (g)
3,700	Seven & i Holdings Co. Ltd., (Japan)	153,278
400	Tsuruha Holdings, Inc., (Japan)	54,332

		207,610

	Food Products — 0.3%
3,920	Associated British Foods plc, (United Kingdom)	149,251
4,233	Danone SA, (France)	354,687
1,200	MEIJI Holdings Co. Ltd., (Japan)	102,130
10,530	Nestle SA (Registered), (Switzerland)	905,330
44,600	Wilmar International Ltd., (Singapore)	102,780

		1,614,178

	Household Products — 0.0% (g)
25,000	PZ Cussons plc, (United Kingdom)	109,193
1,295	Reckitt Benckiser Group plc, (United Kingdom)	120,815

		230,008

	Personal Products — 0.2%
2,187	L’Oreal SA, (France)	484,597
1,600	Pola Orbis Holdings, Inc., (Japan)	56,065
7,390	Unilever plc, (United Kingdom)	409,895

		950,557

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

10	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Tobacco — 0.1%
5,155	British American Tobacco plc, (United Kingdom)	348,472
4,349	Imperial Brands plc, (United Kingdom)	185,505

		533,977

	Total Consumer Staples	5,031,997

	Energy — 0.2%
	Energy Equipment & Services — 0.0% (g)
5,180	Ensco plc, Class A	30,614
7,134	WorleyParsons Ltd., (Australia) (a)	79,510

		110,124

	Oil, Gas & Consumable Fuels — 0.2%
7,955	Enbridge, Inc., (Canada)	311,112
3,880	Royal Dutch Shell plc, (Netherlands), Class B	130,655
2,890	Royal Dutch Shell plc, (Netherlands), Class B, ADR	197,358
4,248	Statoil ASA, (Norway)	90,943
7,830	TOTAL SA, (France)	432,216

		1,162,284

	Total Energy	1,272,408

	Financials — 1.5%
	Banks — 0.8%
7,021	ABN AMRO Group NV, (Netherlands), Reg. S, CVA (e)	226,363
9,133	Australia & New Zealand Banking Group Ltd., (Australia)	203,748
3,439	Barclays plc, (United Kingdom), ADR	37,485
7,789	BNP Paribas SA, (France)	579,413
4,066	Commerzbank AG, (Germany) (a)	60,654
3,486	Danske Bank A/S, (Denmark)	135,682
11,400	DBS Group Holdings Ltd., (Singapore)	210,858
17,737	DNB ASA, (Norway)	328,337
2,336	Erste Group Bank AG, (Austria) (a)	101,232
2,195	HDFC Bank Ltd., (India), ADR	223,166
15,487	ING Groep NV, (Netherlands)	284,291
47,323	Intesa Sanpaolo SpA, (Italy)	157,011
3,725	KBC Group NV, (Belgium)	317,420
535,364	Lloyds Banking Group plc, (United Kingdom)	490,920
22,100	Mitsubishi UFJ Financial Group, Inc., (Japan)	160,843
3,900	National Bank of Canada, (Canada)	194,597
19,945	Nordea Bank AB, (Sweden)	241,493
9,242	Standard Chartered plc, (United Kingdom) (a)	97,056
1,800	Sumitomo Mitsui Financial Group, Inc., (Japan)	77,588

SHARES	SECURITY DESCRIPTION	VALUE($)

	Banks — continued
4,200	Sumitomo Mitsui Trust Holdings, Inc., (Japan)	166,177
22,221	Svenska Handelsbanken AB, (Sweden), Class A	303,673
5,600	United Overseas Bank Ltd., (Singapore)	110,393

		4,708,400

	Capital Markets — 0.1%
1,144	Close Brothers Group plc, (United Kingdom)	22,365
4,457	GAM Holding AG, (Switzerland) (a)	71,917
4,700	London Stock Exchange Group plc, (United Kingdom)	240,390
1,714	Macquarie Group Ltd., (Australia)	132,569
5,201	UBS Group AG (Registered), (Switzerland) (a)	95,557

		562,798

	Consumer Finance — 0.0% (g)
4,200	Credit Saison Co. Ltd., (Japan)	76,269

	Diversified Financial Services — 0.1%
14,034	Challenger Ltd., (Australia)	153,048
13,300	Element Fleet Management Corp., (Canada)	100,517
15,100	Mitsubishi UFJ Lease & Finance Co. Ltd., (Japan)	89,623

		343,188

	Insurance — 0.5%
89,185	AIA Group Ltd., (Hong Kong)	758,576
18,016	Aviva plc, (United Kingdom)	122,875
11,278	AXA SA, (France)	334,203
29,110	Direct Line Insurance Group plc, (United Kingdom)	149,794
945	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Registered), (Germany)	204,073
12,000	Ping An Insurance Group Co. of China Ltd., (China), Class H	124,465
21,557	Prudential plc, (United Kingdom)	552,081
15,817	RSA Insurance Group plc, (United Kingdom)	134,823
6,308	Sampo OYJ, (Finland), Class A	346,197
16,122	Storebrand ASA, (Norway)	131,156
3,800	Sun Life Financial, Inc., (Canada)	156,837
4,200	Tokio Marine Holdings, Inc., (Japan)	191,029
524	Zurich Insurance Group AG, (Switzerland)	159,319

		3,365,428

	Total Financials	9,056,083

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

DECEMBER 31, 2017	JPMORGAN ACCESS FUNDS	11

JPMorgan Access Balanced Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Health Care — 0.9%
	Biotechnology — 0.1%
582	CSL Ltd., (Australia)	63,958
941	Genmab A/S, (Denmark) (a)	156,057
4,053	Grifols SA (Preference), (Spain), Class B	93,315
698	Shire plc, ADR	108,274

		421,604

	Health Care Equipment & Supplies — 0.2%
5,419	Elekta AB, (Sweden), Class B	44,747
2,722	Essilor International Cie Generale d’Optique SA, (France)	374,932
4,444	GN Store Nord A/S, (Denmark)	143,528
6,801	Koninklijke Philips NV, (Netherlands)	256,797
550	Sonova Holding AG (Registered), (Switzerland)	85,905
1,360	Sysmex Corp., (Japan)	106,789

		1,012,698

	Health Care Providers & Services — 0.0% (g)
3,615	Fresenius SE & Co. KGaA, (Germany)	281,145
1,600	Miraca Holdings, Inc., (Japan)	68,248

		349,393

	Pharmaceuticals — 0.6%
16,300	Astellas Pharma, Inc., (Japan)	207,063
7,455	AstraZeneca plc, (United Kingdom)	514,437
3,386	Bayer AG (Registered), (Germany)	420,755
5,000	GlaxoSmithKline plc, (United Kingdom), ADR	177,350
5,940	Novartis AG (Registered), (Switzerland)	499,866
14,064	Novo Nordisk A/S, (Denmark), Class B	755,736
3,314	Roche Holding AG, (Switzerland)	837,963
2,481	Sanofi, (France)	213,594

		3,626,764

	Total Health Care	5,410,459

	Industrials — 0.9%
	Aerospace & Defense — 0.1%
2,982	Airbus SE, (France)	296,372
23,093	Meggitt plc, (United Kingdom)	149,951
4,479	Safran SA, (France)	461,989

		908,312

	Airlines — 0.0% (g)
605	Ryanair Holdings plc, (Ireland), ADR (a)	63,035

	Building Products — 0.1%
15,351	Assa Abloy AB, (Sweden), Class B	318,249

	Electrical Equipment — 0.1%
7,667	ABB Ltd. (Registered), (Switzerland)	205,356
1,912	Legrand SA, (France)	146,992

SHARES	SECURITY DESCRIPTION	VALUE($)

	Electrical Equipment — continued
18,700	Mitsubishi Electric Corp., (Japan)	309,907
1,400	Nidec Corp., (Japan)	196,024

		858,279

	Industrial Conglomerates — 0.2%
15,096	CK Hutchison Holdings Ltd., (Hong Kong)	189,157
1,440	DCC plc, (United Kingdom)	144,917
3,805	Jardine Matheson Holdings Ltd., (Hong Kong)	230,859
9,900	Sembcorp Industries Ltd., (Singapore)	22,363
3,033	Siemens AG (Registered), (Germany)	419,942

		1,007,238

	Machinery — 0.2%
1,410	FANUC Corp., (Japan)	338,254
2,200	Glory Ltd., (Japan)	82,927
1,500	Hoshizaki Corp., (Japan)	132,893
4,200	Kubota Corp., (Japan)	82,150
1,700	SMC Corp., (Japan)	697,653
4,900	THK Co. Ltd., (Japan)	183,161

		1,517,038

	Marine — 0.0% (g)
15	AP Moller — Maersk A/S, (Denmark), Class B	26,145

	Professional Services — 0.0% (g)
1,513	DKSH Holding AG, (Switzerland)	132,361
4,400	Recruit Holdings Co. Ltd., (Japan)	109,252

		241,613

	Road & Rail — 0.1%
865	Canadian National Railway Co., (Canada)	71,363
700	Central Japan Railway Co., (Japan)	125,272
1,530	DSV A/S, (Denmark)	120,389

		317,024

	Trading Companies & Distributors — 0.1%
1,526	Brenntag AG, (Germany)	96,205
4,900	Mitsubishi Corp., (Japan)	135,111
15,800	Sumitomo Corp., (Japan)	267,996

		499,312

	Total Industrials	5,756,245

	Information Technology — 0.9%
	Communications Equipment — 0.0% (g)
9,844	Telefonaktiebolaget LM Ericsson, (Sweden), Class B	64,968

	Electronic Equipment, Instruments & Components — 0.2%
12,335	Hamamatsu Photonics KK, (Japan)	413,723
970	Keyence Corp., (Japan)	541,872

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

12	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Electronic Equipment, Instruments & Components — continued
2,030	Murata Manufacturing Co. Ltd., (Japan)	271,793
2,300	Omron Corp., (Japan)	136,802

		1,364,190

	Internet Software & Services — 0.1%
825	Alibaba Group Holding Ltd., (China), ADR (a)	142,255
483	Baidu, Inc., (China), ADR (a)	113,123
3,100	Kakaku.com, Inc., (Japan)	52,330
410	MercadoLibre, Inc., (Argentina)	129,011
63	NAVER Corp., (South Korea) (a)	51,180
2,700	Tencent Holdings Ltd., (China)	139,746
19,400	Yahoo Japan Corp., (Japan)	88,881
1,154	YY, Inc., (China), ADR (a)	130,471

		846,997

	IT Services — 0.1%
4,507	Amadeus IT Group SA, (Spain)	324,335
6,800	Infosys Ltd., (India), ADR	110,296

		434,631

	Semiconductors & Semiconductor Equipment — 0.3%
3,419	ASML Holding NV, (Netherlands)	594,422
808	Broadcom Ltd.	207,575
5,600	Renesas Electronics Corp., (Japan) (a)	64,946
36,000	Taiwan Semiconductor Manufacturing Co. Ltd., (Taiwan)	275,655
10,440	Taiwan Semiconductor Manufacturing Co. Ltd., (Taiwan), ADR	413,946
1,100	Tokyo Electron Ltd., (Japan)	198,428

		1,754,972

	Software — 0.1%
7,943	Micro Focus International plc, (United Kingdom)	269,957
1,290	Oracle Corp. Japan, (Japan)	106,762
3,146	SAP SE, (Germany)	351,960

		728,679

	Technology Hardware, Storage & Peripherals — 0.1%
89	Samsung Electronics Co. Ltd., (South Korea)	211,456
100	Samsung Electronics Co. Ltd., (South Korea), Reg. S, GDR	97,613

		309,069

	Total Information Technology	5,503,506

	Materials — 0.4%
	Chemicals — 0.3%
1,758	Air Liquide SA, (France)	221,006
27,730	Asahi Kasei Corp., (Japan)	356,868

SHARES	SECURITY DESCRIPTION	VALUE($)

	Chemicals — continued
1,336	BASF SE, (Germany)	146,468
885	Covestro AG, (Germany), Reg. S (e)	91,125
58	Givaudan SA (Registered), (Switzerland)	133,976
2,055	Johnson Matthey plc, (United Kingdom)	85,156
2,400	Kansai Paint Co. Ltd., (Japan)	62,278
1,500	Shin-Etsu Chemical Co. Ltd., (Japan)	151,985
1,500	Tosoh Corp., (Japan)	33,840
2,610	Umicore SA, (Belgium)	123,581

		1,406,283

	Containers & Packaging — 0.0% (g)
14,417	Amcor Ltd., (Australia)	172,749

	Metals & Mining — 0.1%
5,307	Antofagasta plc, (Chile)	71,624
1,523	BHP Billiton Ltd., (Australia)	34,985
5,519	BHP Billiton plc, (Australia)	111,596
29,985	Independence Group NL, (Australia)	110,642
1,119	Rio Tinto Ltd., (United Kingdom)	65,792
1,310	Rio Tinto plc, (United Kingdom)	68,719
28,148	South32 Ltd., (Australia)	76,296

		539,654

	Paper & Forest Products — 0.0% (g)
8,238	Stora Enso OYJ, (Finland), Class R	130,513

	Total Materials	2,249,199

	Real Estate — 0.1%
	Equity Real Estate Investment Trusts (REITs) — 0.1%
6,707	Great Portland Estates plc, (United Kingdom)	62,246
33,491	Scentre Group, (Australia)	109,246
563	Unibail-Rodamco SE, (France)	141,680

		313,172

	Real Estate Management & Development — 0.0% (g)
1,470	Deutsche Wohnen SE, (Germany)	64,117
4,400	Mitsui Fudosan Co. Ltd., (Japan)	98,408

		162,525

	Total Real Estate	475,697

	Telecommunication Services — 0.4%
	Diversified Telecommunication Services — 0.2%
28,995	Koninklijke KPN NV, (Netherlands)	101,230
2,620	KT Corp., (South Korea)	78,542
7,700	Nippon Telegraph & Telephone Corp., (Japan)	362,009
17,610	Singapore Telecommunications Ltd., (Singapore)	46,950
25,687	TDC A/S, (Denmark)	157,855
105,373	Telecom Italia SpA, (Italy), FDR	74,746

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

DECEMBER 31, 2017	JPMORGAN ACCESS FUNDS	13

JPMorgan Access Balanced Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Diversified Telecommunication Services — continued
27,710	Telefonica Deutschland Holding AG, (Germany)	138,681
11,488	Telefonica SA, (Spain)	111,867
11,003	Telstra Corp. Ltd., (Australia)	31,104

		1,102,984

	Wireless Telecommunication Services — 0.2%
9,100	America Movil SAB de CV, (Mexico), Class L, ADR	156,065
6,890	NTT DOCOMO, Inc., (Japan)	162,907
4,800	SoftBank Group Corp., (Japan)	380,019
119,700	Vodafone Group plc, (United Kingdom)	378,371
8,381	Vodafone Group plc, (United Kingdom), ADR	267,354

		1,344,716

	Total Telecommunication Services	2,447,700

	Utilities — 0.1%
	Electric Utilities — 0.1%
33,305	Enel SpA, (Italy)	204,802
20,690	Iberdrola SA, (Spain)	160,167
7,040	SSE plc, (United Kingdom)	125,156

		490,125

	Independent Power and Renewable Electricity Producers — 0.0% (g)
4,100	Electric Power Development Co. Ltd., (Japan)	110,288

	Multi-Utilities — 0.0% (g)
5,747	E.ON SE, (Germany)	62,275
10,970	Engie SA, (France)	188,591
11,996	National Grid plc, (United Kingdom)	141,415

		392,281

	Total Utilities	992,694

	Total Common Stocks (Cost $31,479,652)	43,479,272

Exchange-Traded Funds — 49.4%
	Fixed Income — 8.7%
983,450	Vanguard Total International Bond Fund	53,470,177

	International Equity — 12.4%
979,340	iShares MSCI EAFE Fund	68,857,395
114,850	iShares MSCI Japan Fund	6,882,961

	Total International Equity	75,740,356

	U.S. Equity — 28.3%
84,700	iShares Core S&P 500 Fund	22,771,595
563,300	SPDR S&P 500 Fund Trust	150,322,238

	Total U.S. Equity	173,093,833

	Total Exchange-Traded Funds (Cost $244,645,663)	302,304,366

SHARES	SECURITY DESCRIPTION	VALUE($)
Investment Companies — 38.6%
	Alternative Assets — 4.8%
656,289	AQR Managed Futures Strategy Fund, Class R6 Shares (a)	6,064,110
885,092	John Hancock Funds II — Absolute Return Currency Fund, Class R6 Shares (a)	8,567,695
100,453	Marshall Wace UCITS Fund plc, (Ireland), Class F Shares (a) (u)	14,876,926

	Total Alternative Assets	29,508,731

	Fixed Income — 23.7%
925,982	Goldman Sachs Emerging Markets Debt Fund, Class I Shares	11,926,642
2,497,916	JPMorgan Core Bond Fund, Class R6 Shares (b)	28,950,850
2,665,083	JPMorgan Core Plus Bond Fund, Class R6 Shares (b)	22,066,885
2,014,879	JPMorgan Corporate Bond Fund, Class R6 Shares (b)	19,947,301
2,537,432	JPMorgan High Yield Fund, Class R6 Shares (b)	18,802,370
1,409,953	JPMorgan Inflation Managed Bond Fund, Class R6 Shares (b)	14,480,213
1,016,724	JPMorgan Short Duration Bond Fund, Class R6 Shares (b)	10,939,951
1,746,894	JPMorgan Unconstrained Debt Fund, Class R6 Shares (b)	17,451,467

	Total Fixed Income	144,565,679

	International Equity — 6.2%
835,845	JPMorgan Global Research Enhanced Index Fund, Class R6 Shares (b)	18,764,723
656,533	Oakmark International Fund, Institutional Class Shares	18,770,286

	Total International Equity	37,535,009

	U.S. Equity — 3.9%
238,272	JPMorgan Equity Focus Fund, Class I Shares (b)	7,433,672
392,635	JPMorgan U.S. Large Cap Core Plus Fund, Class R6 Shares (b)	11,802,610
119,179	Parnassus Core Equity Fund, Institutional Class Shares	5,092,502

	Total U.S. Equity	24,328,784

	Total Investment Companies (Cost $223,258,264)	235,938,203

Short-Term Investment — 5.3%
	Investment Company — 5.3%
32,074,936	JPMorgan Prime Money Market Fund, Institutional Class Shares, 1.40% (b) (l) (Cost $32,077,239)	32,078,143

	Total Investments — 100.4% (Cost $531,460,818)	613,799,984
	Liabilities in Excess of Other Assets — (0.4)% (s)	(2,225,338)

	NET ASSETS — 100.0%	$611,574,646

Percentages indicated are based on net assets.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

14	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2017

PORTFOLIO COMPOSITION BY COUNTRY*
United States	85.4%
Ireland	2.4
Japan	1.5
United Kingdom	1.2
Others (each less than 1.0%)	4.3
Short-Term Investment	5.2

* Percentages indicated are based on total investments as of December 31, 2017.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

DECEMBER 31, 2017	JPMORGAN ACCESS FUNDS	15

JPMorgan Access Growth Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 7.7%
	Consumer Discretionary — 0.9%
	Auto Components — 0.1%
1,300	Aisin Seiki Co. Ltd., (Japan)	72,829
942	Autoliv, Inc., (Sweden), SDR	120,075
1,100	Denso Corp., (Japan)	65,900
19,610	GKN plc, (United Kingdom)	84,329
800	Koito Manufacturing Co. Ltd., (Japan)	56,011
2,400	Magna International, Inc., (Canada)	136,008
3,200	Sumitomo Rubber Industries Ltd., (Japan)	59,306

		594,458

	Automobiles — 0.1%
835	Bayerische Motoren Werke AG, (Germany)	86,575
4,700	Honda Motor Co. Ltd., (Japan)	160,399
2,500	Suzuki Motor Corp., (Japan)	144,709
3,900	Toyota Motor Corp., (Japan)	248,547

		640,230

	Hotels, Restaurants & Leisure — 0.0% (g)
7,113	Compass Group plc, (United Kingdom)	153,372
1,275	InterContinental Hotels Group plc, (United Kingdom)	81,096
19,675	Wynn Macau Ltd., (Macau)	62,202

		296,670

	Household Durables — 0.1%
12,100	Panasonic Corp., (Japan)	176,586
4,710	Persimmon plc, (United Kingdom)	174,115
1,700	Sony Corp., (Japan)	76,301

		427,002

	Media — 0.2%
2,400	CyberAgent, Inc., (Japan)	93,534
2,934	Eutelsat Communications SA, (France)	67,930
4,470	JCDecaux SA, (France)	179,783
2,009	Liberty Global plc, (United Kingdom), Class A (a)	72,003
5,685	Modern Times Group MTG AB, (Sweden), Class B	238,896
1,770	Naspers Ltd., (South Africa), Class N, ADR (a)	100,182
9,260	SES SA, (Luxembourg), FDR	144,549
1,160	Stroeer SE & Co. KGaA, (Germany)	85,473
9,102	WPP plc, (United Kingdom)	164,434

		1,146,784

	Multiline Retail — 0.0% (g)
5,955	Lojas Renner SA, (Brazil) (a)	63,713
680	Ryohin Keikaku Co. Ltd., (Japan)	211,677

		275,390

SHARES	SECURITY DESCRIPTION	VALUE($)

	Specialty Retail — 0.1%
60,865	BCA Marketplace plc, (United Kingdom)	167,805
40,791	Kingfisher plc, (United Kingdom)	185,985

		353,790

	Textiles, Apparel & Luxury Goods — 0.3%
5,942	Burberry Group plc, (United Kingdom)	143,261
755,000	China Hongxing Sports Ltd., (China) (a) (bb)	1
1,468	Cie Financiere Richemont SA (Registered), (Switzerland)	132,954
95	Hermes International, (France)	50,822
1,154	Kering, (France)	543,219
1,010	LVMH Moet Hennessy Louis Vuitton SE, (France)	296,440
3,929	Moncler SpA, (Italy)	122,811
73,565	Samsonite International SA	338,031

		1,627,539

	Total Consumer Discretionary	5,361,863

	Consumer Staples — 0.9%
	Beverages — 0.3%
3,506	Carlsberg A/S, (Denmark), Class B	420,504
14,134	Diageo plc, (United Kingdom)	518,073
5,900	Kirin Holdings Co. Ltd., (Japan)	148,688
2,571	Pernod Ricard SA, (France)	406,616

		1,493,881

	Food & Staples Retailing — 0.0% (g)
3,800	Seven & i Holdings Co. Ltd., (Japan)	157,420
400	Tsuruha Holdings, Inc., (Japan)	54,332

		211,752

	Food Products — 0.3%
3,445	Associated British Foods plc, (United Kingdom)	131,166
3,819	Danone SA, (France)	319,997
1,200	MEIJI Holdings Co. Ltd., (Japan)	102,130
10,333	Nestle SA (Registered), (Switzerland)	888,393
44,900	Wilmar International Ltd., (Singapore)	103,471

		1,545,157

	Household Products — 0.0% (g)
25,045	PZ Cussons plc, (United Kingdom)	109,390
1,315	Reckitt Benckiser Group plc, (United Kingdom)	122,681

		232,071

	Personal Products — 0.2%
2,185	L’Oreal SA, (France)	484,154
1,600	Pola Orbis Holdings, Inc., (Japan)	56,065
7,411	Unilever plc, (United Kingdom)	411,060

		951,279

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

16	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Tobacco — 0.1%
4,915	British American Tobacco plc, (United Kingdom)	332,248
3,269	Imperial Brands plc, (United Kingdom)	139,438

		471,686

	Total Consumer Staples	4,905,826

	Energy — 0.2%
	Energy Equipment & Services — 0.0% (g)
5,315	Ensco plc, Class A	31,411
7,114	WorleyParsons Ltd., (Australia) (a)	79,288

		110,699

	Oil, Gas & Consumable Fuels — 0.2%
7,965	Enbridge, Inc., (Canada)	311,503
4,335	Royal Dutch Shell plc, (Netherlands), Class B	145,977
2,900	Royal Dutch Shell plc, (Netherlands), Class B, ADR	198,041
4,276	Statoil ASA, (Norway)	91,543
7,879	TOTAL SA, (France)	434,920

		1,181,984

	Total Energy	1,292,683

	Financials — 1.6%
	Banks — 0.8%
6,847	ABN AMRO Group NV, (Netherlands), Reg. S, CVA (e)	220,753
9,194	Australia & New Zealand Banking Group Ltd., (Australia)	205,109
3,546	Barclays plc, (United Kingdom), ADR	38,651
7,523	BNP Paribas SA, (France)	559,626
4,095	Commerzbank AG, (Germany) (a)	61,086
3,511	Danske Bank A/S, (Denmark)	136,655
10,900	DBS Group Holdings Ltd., (Singapore)	201,610
17,918	DNB ASA, (Norway)	331,688
2,353	Erste Group Bank AG, (Austria) (a)	101,969
2,150	HDFC Bank Ltd., (India), ADR	218,591
15,592	ING Groep NV, (Netherlands)	286,218
47,040	Intesa Sanpaolo SpA, (Italy)	156,072
3,890	KBC Group NV, (Belgium)	331,480
524,022	Lloyds Banking Group plc, (United Kingdom)	480,519
22,300	Mitsubishi UFJ Financial Group, Inc., (Japan)	162,299
3,800	National Bank of Canada, (Canada)	189,607
20,084	Nordea Bank AB, (Sweden)	243,176
9,394	Standard Chartered plc, (United Kingdom) (a)	98,652
2,100	Sumitomo Mitsui Financial Group, Inc., (Japan)	90,520
4,200	Sumitomo Mitsui Trust Holdings, Inc., (Japan)	166,177

SHARES	SECURITY DESCRIPTION	VALUE($)

	Banks — continued
22,906	Svenska Handelsbanken AB, (Sweden), Class A	313,034
5,600	United Overseas Bank Ltd., (Singapore)	110,393

		4,703,885

	Capital Markets — 0.1%
1,229	Close Brothers Group plc, (United Kingdom)	24,027
4,806	GAM Holding AG, (Switzerland) (a)	77,548
4,710	London Stock Exchange Group plc, (United Kingdom)	240,902
1,733	Macquarie Group Ltd., (Australia)	134,039
5,309	UBS Group AG (Registered), (Switzerland) (a)	97,541

		574,057

	Consumer Finance — 0.0% (g)
4,200	Credit Saison Co. Ltd., (Japan)	76,269

	Diversified Financial Services — 0.1%
14,130	Challenger Ltd., (Australia)	154,094
13,400	Element Fleet Management Corp., (Canada)	101,273
15,300	Mitsubishi UFJ Lease & Finance Co. Ltd., (Japan)	90,810

		346,177

	Insurance — 0.6%
88,625	AIA Group Ltd., (Hong Kong)	753,813
18,138	Aviva plc, (United Kingdom)	123,707
11,412	AXA SA, (France)	338,174
29,315	Direct Line Insurance Group plc, (United Kingdom)	150,849
951	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Registered), (Germany)	205,368
11,500	Ping An Insurance Group Co. of China Ltd., (China), Class H	119,279
20,844	Prudential plc, (United Kingdom)	533,821
15,871	RSA Insurance Group plc, (United Kingdom)	135,284
6,145	Sampo OYJ, (Finland), Class A	337,251
16,240	Storebrand ASA, (Norway)	132,116
3,700	Sun Life Financial, Inc., (Canada)	152,710
4,300	Tokio Marine Holdings, Inc., (Japan)	195,577
503	Zurich Insurance Group AG, (Switzerland)	152,934

		3,330,883

	Total Financials	9,031,271

	Health Care — 1.0%
	Biotechnology — 0.1%
651	CSL Ltd., (Australia)	71,541
941	Genmab A/S, (Denmark) (a)	156,057
3,611	Grifols SA (Preference), (Spain), Class B	83,138
706	Shire plc, ADR	109,515

		420,251

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

DECEMBER 31, 2017	JPMORGAN ACCESS FUNDS	17

JPMorgan Access Growth Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Health Care Equipment & Supplies — 0.2%
5,502	Elekta AB, (Sweden), Class B	45,432
2,600	Essilor International Cie Generale d’Optique SA, (France)	358,128
4,483	GN Store Nord A/S, (Denmark)	144,788
6,851	Koninklijke Philips NV, (Netherlands)	258,685
710	Sonova Holding AG (Registered), (Switzerland)	110,895
1,300	Sysmex Corp., (Japan)	102,077

		1,020,005

	Health Care Providers & Services — 0.1%
3,639	Fresenius SE & Co. KGaA, (Germany)	283,012
1,600	Miraca Holdings, Inc., (Japan)	68,248

		351,260

	Pharmaceuticals — 0.6%
16,200	Astellas Pharma, Inc., (Japan)	205,793
7,395	AstraZeneca plc, (United Kingdom)	510,296
3,339	Bayer AG (Registered), (Germany)	414,915
5,200	GlaxoSmithKline plc, (United Kingdom), ADR	184,444
5,758	Novartis AG (Registered), (Switzerland)	484,550
13,982	Novo Nordisk A/S, (Denmark), Class B	751,330
3,348	Roche Holding AG, (Switzerland)	846,560
2,500	Sanofi, (France)	215,230

		3,613,118

	Total Health Care	5,404,634

	Industrials — 1.0%
	Aerospace & Defense — 0.2%
3,218	Airbus SE, (France)	319,827
23,253	Meggitt plc, (United Kingdom)	150,990
4,539	Safran SA, (France)	468,178

		938,995

	Airlines — 0.0% (g)
615	Ryanair Holdings plc, (Ireland), ADR (a)	64,077

	Building Products — 0.0% (g)
15,137	Assa Abloy AB, (Sweden), Class B	313,812

	Electrical Equipment — 0.1%
7,901	ABB Ltd. (Registered), (Switzerland)	211,623
1,990	Legrand SA, (France)	152,989
18,900	Mitsubishi Electric Corp., (Japan)	313,222
1,315	Nidec Corp., (Japan)	184,122

		861,956

	Industrial Conglomerates — 0.2%
14,964	CK Hutchison Holdings Ltd., (Hong Kong)	187,504
1,450	DCC plc, (United Kingdom)	145,924

SHARES	SECURITY DESCRIPTION	VALUE($)

	Industrial Conglomerates — continued
3,860	Jardine Matheson Holdings Ltd., (Hong Kong)	234,196
10,100	Sembcorp Industries Ltd., (Singapore)	22,814
3,024	Siemens AG (Registered), (Germany)	418,696

		1,009,134

	Machinery — 0.3%
1,405	FANUC Corp., (Japan)	337,055
2,400	Glory Ltd., (Japan)	90,466
1,220	Hoshizaki Corp., (Japan)	108,086
4,500	Kubota Corp., (Japan)	88,017
1,685	SMC Corp., (Japan)	691,498
4,700	THK Co. Ltd., (Japan)	175,685

		1,490,807

	Marine — 0.0% (g)
15	AP Moller — Maersk A/S, (Denmark), Class B	26,145

	Professional Services — 0.0% (g)
1,555	DKSH Holding AG, (Switzerland)	136,035
4,400	Recruit Holdings Co. Ltd., (Japan)	109,252

		245,287

	Road & Rail — 0.1%
1,015	Canadian National Railway Co., (Canada)	83,738
700	Central Japan Railway Co., (Japan)	125,272
1,640	DSV A/S, (Denmark)	129,045

		338,055

	Trading Companies & Distributors — 0.1%
1,558	Brenntag AG, (Germany)	98,222
4,800	Mitsubishi Corp., (Japan)	132,354
15,900	Sumitomo Corp., (Japan)	269,692

		500,268

	Total Industrials	5,788,536

	Information Technology — 1.0%
	Communications Equipment — 0.0% (g)
9,831	Telefonaktiebolaget LM Ericsson, (Sweden), Class B	64,882

	Electronic Equipment, Instruments & Components — 0.2%
12,370	Hamamatsu Photonics KK, (Japan)	414,897
910	Keyence Corp., (Japan)	508,354
1,905	Murata Manufacturing Co. Ltd., (Japan)	255,057
2,300	Omron Corp., (Japan)	136,801

		1,315,109

	Internet Software & Services — 0.2%
830	Alibaba Group Holding Ltd., (China), ADR (a)	143,117
482	Baidu, Inc., (China), ADR (a)	112,889
3,300	Kakaku.com, Inc., (Japan)	55,706

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

18	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Internet Software & Services — continued
440	MercadoLibre, Inc., (Argentina)	138,450
65	NAVER Corp., (South Korea) (a)	52,805
2,700	Tencent Holdings Ltd., (China)	139,747
19,500	Yahoo Japan Corp., (Japan)	89,339
1,100	YY, Inc., (China), ADR (a)	124,366

		856,419

	IT Services — 0.1%
4,499	Amadeus IT Group SA, (Spain)	323,759
6,900	Infosys Ltd., (India), ADR	111,918

		435,677

	Semiconductors & Semiconductor Equipment — 0.3%
3,370	ASML Holding NV, (Netherlands)	585,903
813	Broadcom Ltd.	208,860
5,600	Renesas Electronics Corp., (Japan) (a)	64,946
37,000	Taiwan Semiconductor Manufacturing Co. Ltd., (Taiwan)	283,312
9,925	Taiwan Semiconductor Manufacturing Co. Ltd., (Taiwan), ADR	393,526
1,200	Tokyo Electron Ltd., (Japan)	216,467

		1,753,014

	Software — 0.1%
8,151	Micro Focus International plc, (United Kingdom)	277,027
1,330	Oracle Corp. Japan, (Japan)	110,072
3,151	SAP SE, (Germany)	352,519

		739,618

	Technology Hardware, Storage & Peripherals — 0.1%
89	Samsung Electronics Co. Ltd., (South Korea)	211,456
105	Samsung Electronics Co. Ltd., (South Korea) Reg. S, GDR	102,494

		313,950

	Total Information Technology	5,478,669

	Materials — 0.4%
	Chemicals — 0.3%
1,778	Air Liquide SA, (France)	223,520
28,105	Asahi Kasei Corp., (Japan)	361,695
1,346	BASF SE, (Germany)	147,564
863	Covestro AG, (Germany), Reg. S (e)	88,860
51	Givaudan SA (Registered), (Switzerland)	117,806
2,068	Johnson Matthey plc, (United Kingdom)	85,695
2,600	Kansai Paint Co. Ltd., (Japan)	67,468
1,400	Shin-Etsu Chemical Co. Ltd., (Japan)	141,852
1,500	Tosoh Corp., (Japan)	33,840
2,630	Umicore SA, (Belgium)	124,528

		1,392,828

SHARES	SECURITY DESCRIPTION	VALUE($)

	Containers & Packaging — 0.0% (g)
15,129	Amcor Ltd., (Australia)	181,280

	Metals & Mining — 0.1%
5,685	Antofagasta plc, (Chile)	76,725
2,542	BHP Billiton Ltd., (Australia)	58,392
4,717	BHP Billiton plc, (Australia)	95,379
30,351	Independence Group NL, (Australia)	111,993
1,153	Rio Tinto Ltd., (United Kingdom)	67,791
1,395	Rio Tinto plc, (United Kingdom)	73,178
28,355	South32 Ltd., (Australia)	76,858

		560,316

	Paper & Forest Products — 0.0% (g)
8,006	Stora Enso OYJ, (Finland), Class R	126,838

	Total Materials	2,261,262

	Real Estate — 0.1%
	Equity Real Estate Investment Trusts (REITs) — 0.1%
7,314	Great Portland Estates plc, (United Kingdom)	67,879
33,731	Scentre Group, (Australia)	110,029
567	Unibail-Rodamco SE, (France)	142,687

		320,595

	Real Estate Management & Development — 0.0% (g)
1,618	Deutsche Wohnen SE, (Germany)	70,572
4,400	Mitsui Fudosan Co. Ltd., (Japan)	98,408

		168,980

	Total Real Estate	489,575

	Telecommunication Services — 0.4%
	Diversified Telecommunication Services — 0.2%
29,055	Koninklijke KPN NV, (Netherlands)	101,439
2,639	KT Corp., (South Korea)	79,111
7,800	Nippon Telegraph & Telephone Corp., (Japan)	366,710
16,820	Singapore Telecommunications Ltd., (Singapore)	44,844
25,875	TDC A/S, (Denmark)	159,011
106,095	Telecom Italia SpA, (Italy), FDR	75,258
27,896	Telefonica Deutschland Holding AG, (Germany)	139,613
11,824	Telefonica SA, (Spain)	115,139
11,135	Telstra Corp. Ltd., (Australia)	31,477

		1,112,602

	Wireless Telecommunication Services — 0.2%
9,175	America Movil SAB de CV, (Mexico), Class L, ADR	157,351
7,000	NTT DOCOMO, Inc., (Japan)	165,508
5,320	SoftBank Group Corp., (Japan)	421,188
122,885	Vodafone Group plc, (United Kingdom)	388,439

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

DECEMBER 31, 2017	JPMORGAN ACCESS FUNDS	19

JPMorgan Access Growth Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
8,600	Vodafone Group plc, (United Kingdom), ADR	274,340

		1,406,826

	Total Telecommunication Services	2,519,428

	Utilities — 0.2%
	Electric Utilities — 0.1%
31,855	Enel SpA, (Italy)	195,885
19,785	Iberdrola SA, (Spain)	153,161
7,129	SSE plc, (United Kingdom)	126,738

		475,784

	Independent Power and Renewable Electricity Producers — 0.0% (g)
4,100	Electric Power Development Co. Ltd., (Japan)	110,288

	Multi-Utilities — 0.1%
5,547	E.ON SE, (Germany)	60,108
10,714	Engie SA, (France)	184,190
12,084	National Grid plc, (United Kingdom)	142,453

		386,751

	Total Utilities	972,823

	Total Common Stocks (Cost $31,405,710)	43,506,570

Exchange-Traded Funds — 55.5%
	Fixed Income — 3.2%
330,400	Vanguard Total International Bond Fund	17,963,848

	International Equity — 18.0%
1,353,150	iShares MSCI EAFE Fund	95,139,977
106,712	iShares MSCI Japan Fund	6,395,250

	Total International Equity	101,535,227

	U.S. Equity — 34.3%
161,700	iShares Core S&P 500 Fund	43,473,045
563,400	SPDR S&P 500 Fund Trust	150,348,924

	Total U.S. Equity	193,821,969

	Total Exchange-Traded Funds (Cost $247,652,006)	313,321,044

Investment Companies — 31.5%
	Alternative Assets — 4.9%
665,501	AQR Managed Futures Strategy Fund, Class R6 Shares (a)	6,149,225
822,405	John Hancock Funds II — Absolute Return Currency Fund, Class R6 Shares (a)	7,960,885
91,928	Marshall Wace UCITS Fund plc, (Ireland), Class F Shares (a) (u)	13,614,379

	Total Alternative Assets	27,724,489

SHARES	SECURITY DESCRIPTION	VALUE($)

	Fixed Income — 9.2%
440,071	Goldman Sachs Emerging Markets Debt Fund, Class I Shares	5,668,109
497,292	JPMorgan Core Bond Fund, Class R6 Shares (b)	5,763,611
1,908,973	JPMorgan Core Plus Bond Fund, Class R6 Shares (b)	15,806,299
563,866	JPMorgan Corporate Bond Fund, Class R6 Shares (b)	5,582,276
1,515,079	JPMorgan High Yield Fund, Class R6 Shares (b)	11,226,733
741,427	JPMorgan Short Duration Bond Fund, Class R6 Shares (b)	7,977,757

	Total Fixed Income	52,024,785

	International Equity — 11.4%
2,067,075	JPMorgan Global Research Enhanced Index Fund, Class R6 Shares (b)	46,405,830
638,190	Oakmark International Fund Institutional Class Shares	18,245,851

	Total International Equity	64,651,681

	U.S. Equity — 6.0%
340,167	JPMorgan Equity Focus Fund, Class I Shares (b)	10,612,589
529,028	JPMorgan U.S. Large Cap Core Plus Fund, Class R6 Shares (b)	15,902,570
171,879	Parnassus Core Equity Fund, Institutional Class Shares	7,344,378

	Total U.S. Equity	33,859,537

	Total Investment Companies (Cost $157,732,976)	178,260,492

Short-Term Investments — 5.6%
	Investment Company — 5.6%
31,533,557	JPMorgan Prime Money Market Fund, Institutional Class Shares, 1.40% (b)(l) (Cost $31,535,876)	31,536,710

	Total Investments — 100.3% (Cost $468,326,568)	566,624,816
	Liabilities in Excess of Other Assets — (0.3)% (s)	(1,602,071)

	NET ASSETS — 100.0%	$565,022,745

Percentages indicated are based on net assets.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

20	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2017

PORTFOLIO COMPOSITION BY COUNTRY*
United States	84.5%
Ireland	2.4
Japan	1.6
United Kingdom	1.3
France	1.0
Others (each less than 1.0%)	3.6
Short-Term Investments	5.6

* Percentages indicated are based on total investments as of December 31, 2017.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

DECEMBER 31, 2017	JPMORGAN ACCESS FUNDS	21

JPMorgan Access Funds

NOTES TO CONSOLIDATED SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (Unaudited)

ADR	— American Depositary Receipt
CVA	— Dutch Certification
EAFE	— Europe, Australasia, and Far East
FDR	— Fiduciary Depositary Receipt
GDR	— Global Depositary Receipt
MSCI	— Morgan Stanley Capital International
Reg. S

—  Security was purchased pursuant to Regulation S under the Securities Act of 1933, as amended (the “Securities Act”), which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act, or pursuant to an exemption from registration.

SDR	— Swedish Depositary Receipt
SPDR	— Standard & Poor’s Depositary Receipts
UCITS	— Undertakings for Collective Investment in Transferable Securities

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(e)

—  Security is exempt from registration under Rule 144A of the Securities Act. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(g)	— Amount rounds to less than 0.05%.
(l)	— The rate shown is the current yield as of December 31, 2017.
(s)	— A portion of the Fund’s cash is held by the subsidiary.
(u)	— The fund’s investment objective is to provide absolute return and is generally subject to a two day redemption notice period.
(bb)	— Security has been valued using significant unobservable inputs.

Detailed information about investment portfolios of the underlying funds can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in certified portfolio holdings filed quarterly on Form N-Q, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

22	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2017

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2017	JPMORGAN ACCESS FUNDS	23

CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2017 (Unaudited)

	Access Balanced Fund	Access Growth Fund
ASSETS:
Investments in non-affiliates, at value	$411,081,799	$415,810,441
Investments in affiliates, at value	202,718,185	150,814,375
Cash	144,492	302,632
Foreign currency, at value	93,450	96,458
Receivables:
Fund shares sold	64,590	12,200
Dividends from non-affiliates	832,866	803,846
Dividends from affiliates	528,835	30,818
Tax reclaims	129,537	164,265

Total Assets	615,593,754	568,035,035

LIABILITIES:
Payables:
Distributions	1,746	7,013
Investment securities purchased	850	1,019
Fund shares redeemed	3,570,162	2,553,526
Accrued liabilities:
Investment advisory fees	183,249	178,470
Administration fees	42,215	38,865
Distribution fees	2,512	835
Service fees	70,411	67,827
Custodian and accounting fees	48,125	68,398
Trustees’ and Chief Compliance Officer’s fees	15,025	15,019
Other	84,813	81,318

Total Liabilities	4,019,108	3,012,290

Net Assets	$611,574,646	$565,022,745

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

24	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2017

	Access Balanced Fund	Access Growth Fund
NET ASSETS:
Paid-in-Capital	$522,359,250	$455,457,831
Accumulated undistributed (distributions in excess of) net investment income	(4,531,269)	(3,949,931)
Accumulated net realized gains (losses)	11,402,641	15,209,866
Net unrealized appreciation (depreciation)	82,344,024	98,304,979

Total Net Assets	$611,574,646	$565,022,745

Net Assets:
Class A	$889,420	$770,256
Class C	3,634,575	1,041,269
Class I	171,744,692	218,352,993
Class L	435,305,959	344,858,227

Total	$611,574,646	$565,022,745

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	53,627	42,628
Class C	220,312	58,455
Class I	10,341,609	12,074,886
Class L	26,237,582	19,068,398
Net Asset Value (a):
Class A — Redemption price per share	$16.59	$18.07
Class C — Offering price per share(b)	16.50	17.81
Class I — Offering and redemption price per share	16.61	18.08
Class L — Offering and redemption price per share	16.59	18.09
Class A maximum sales charge	4.50%	4.50%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$17.37	$18.92

Cost of investments in non-affiliates	336,284,631	332,696,841
Cost of investments in affiliates	195,176,187	135,629,727
Cost of foreign currency	92,192	94,984

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

DECEMBER 31, 2017	JPMORGAN ACCESS FUNDS	25

CONSOLIDATED STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2017 (Unaudited)

	Access Balanced Fund	Access Growth Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$4,400,476	$3,996,632
Dividend income from affiliates	3,063,531	2,095,717
Interest income from non-affiliates	31	31
Foreign taxes withheld	(20,944)	(20,301)

Total investment income	7,443,094	6,072,079

EXPENSES:
Investment advisory fees	2,336,843	2,125,002
Administration fees	253,725	230,717
Distribution fees:
Class A	1,119	839
Class C	13,849	4,419
Service fees:
Class A	1,119	839
Class C	4,616	1,473
Class I	216,705	272,516
Class L	222,569	173,369
Custodian and accounting fees	65,964	87,685
Interest expense to affiliates	200	204
Professional fees	85,959	82,475
Trustees’ and Chief Compliance Officer’s fees	28,174	28,016
Printing and mailing costs	12,747	12,448
Registration and filing fees	45,469	45,766
Transfer agency fees (See Note 2.G.)	3,935	5,542
Other	6,510	6,526

Total expenses	3,299,503	3,077,836

Less fees waived	(1,198,144)	(1,064,864)

Net expenses	2,101,359	2,012,972

Net investment income (loss)	5,341,735	4,059,107

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	3,303,658	1,951,700
Investments in affiliates	12,712,467	14,252,910
Foreign currency transactions	4,385	3,958

Net realized gain (loss)	16,020,510	16,208,568

Distributions of capital gains received from investment company non-affiliates	581,497	783,186
Distributions of capital gains received from investment company affiliates	2,717,011	3,353,433

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	25,631,253	30,021,874
Investments in affiliates	(11,192,626)	(10,006,378)
Foreign currency translations	(115)	991

Change in net unrealized appreciation/depreciation	14,438,512	20,016,487

Net realized/unrealized gains (losses)	33,757,530	40,361,674

Change in net assets resulting from operations	$39,099,265	$44,420,781

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

26	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2017

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	Access Balanced Fund		Access Growth Fund
	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$5,341,735	$10,974,531	$4,059,107	$7,761,990
Net realized gain (loss)	16,020,510	24,997,404	16,208,568	28,553,944
Distributions of capital gains received from investment company non-affiliates	581,497	483,348	783,186	483,348
Distributions of capital gains received from investment company affiliates	2,717,011	1,778,878	3,353,433	1,646,903
Change in net unrealized appreciation/depreciation	14,438,512	34,586,799	20,016,487	44,001,958

Change in net assets resulting from operations	39,099,265	72,820,960	44,420,781	82,448,143

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(8,576)	(16,889)	(5,989)	(8,370)
From net realized gains	(41,651)	—	(45,367)	—
Class C
From net investment income	(26,548)	(31,758)	(5,913)	(10,284)
From net realized gains	(172,148)	—	(57,448)	—
Class I
From net investment income	(1,894,576)	(3,130,085)	(2,071,572)	(3,583,712)
From net realized gains	(8,006,706)	—	(11,852,793)	—
Class L
From net investment income	(5,198,634)	(7,694,731)	(3,559,421)	(5,402,978)
From net realized gains	(20,580,466)	—	(19,063,434)	—

Total distributions to shareholders	(35,929,305)	(10,873,463)	(36,661,937)	(9,005,344)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(16,246,451)	(192,325,516)	(630,655)	(189,040,806)

NET ASSETS:
Change in net assets	(13,076,491)	(130,378,019)	7,128,189	(115,598,007)
Beginning of period	624,651,137	755,029,156	557,894,556	673,492,563

End of period	$611,574,646	$624,651,137	$565,022,745	$557,894,556

Accumulated undistributed (distributions in excess of) net investment income	$(4,531,269)	$(2,744,670)	$(3,949,931)	$(2,366,143)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

DECEMBER 31, 2017	JPMORGAN ACCESS FUNDS	27

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	Access Balanced Fund		Access Growth Fund
	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$—	$1,475	$211,365	$3,046
Distributions reinvested	50,227	16,889	51,356	8,370
Cost of shares redeemed	(163,556)	(1,137,616)	(124,227)	(2,573,470)

Change in net assets resulting from Class A capital transactions	$(113,329)	$(1,119,252)	$138,494	$(2,562,054)

Class C
Proceeds from shares issued	$—	$46,230	$7,299	$930
Distributions reinvested	198,696	31,758	63,361	10,284
Cost of shares redeemed	(291,664)	(1,947,222)	(303,550)	(3,511,678)

Change in net assets resulting from Class C capital transactions	$(92,968)	$(1,869,234)	$(232,890)	$(3,500,464)

Class I
Proceeds from shares issued	$2,607,840	$10,242,210	$2,933,332	$11,532,399
Distributions reinvested	9,396,456	82,995	13,485,354	90,803
Cost of shares redeemed	(16,300,231)	(102,402,782)	(20,004,411)	(138,685,525)

Change in net assets resulting from Class I capital transactions	$(4,295,935)	$(92,077,577)	$(3,585,725)	$(127,062,323)

Class L
Proceeds from shares issued	$14,427,712	$24,391,879	$13,341,277	$16,885,779
Distributions reinvested	24,307,133	183,835	21,798,773	104,675
Cost of shares redeemed	(50,479,064)	(121,835,167)	(32,090,584)	(72,906,419)

Change in net assets resulting from Class L capital transactions	$(11,744,219)	$(97,259,453)	$3,049,466	$(55,915,965)

Total change in net assets resulting from capital transactions	$(16,246,451)	$(192,325,516)	$(630,655)	$(189,040,806)

SHARE TRANSACTIONS:
Class A
Issued	—	94	11,285	181
Reinvested	3,017	1,068	2,838	497
Redeemed	(9,799)	(71,454)	(6,846)	(155,188)

Change in Class A Shares	(6,782)	(70,292)	7,277	(154,510)

Class C
Issued	—	3,000	396	52
Reinvested	12,012	2,011	3,556	616
Redeemed	(17,419)	(123,571)	(16,601)	(215,520)

Change in Class C Shares	(5,407)	(118,560)	(12,649)	(214,852)

Class I
Issued	153,670	640,660	158,205	670,633
Reinvested	563,954	5,208	744,411	5,363
Redeemed	(967,796)	(6,388,922)	(1,092,945)	(8,174,889)

Change in Class I Shares	(250,172)	(5,743,054)	(190,329)	(7,498,893)

Class L
Issued	862,257	1,533,913	730,941	988,310
Reinvested	1,459,902	11,523	1,202,674	6,167
Redeemed	(3,003,234)	(7,645,633)	(1,758,124)	(4,299,645)

Change in Class L Shares	(681,075)	(6,100,197)	175,491	(3,305,168)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

28	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2017

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2017	JPMORGAN ACCESS FUNDS	29

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Access Balanced Fund
Class A
Six Months Ended December 31, 2017 (Unaudited)	$16.52	$0.11	$0.93	$1.04	$(0.16)	$(0.81)	$(0.97)
Year Ended June 30, 2017	15.14	0.17	1.40	1.57	(0.19)	—	(0.19)
Year Ended June 30, 2016	16.33	0.19	(0.63)	(0.44)	(0.28)	(0.47)	(0.75)
Year Ended June 30, 2015	17.49	0.11	(0.24)	(0.13)	(0.16)	(0.87)	(1.03)
Year Ended June 30, 2014	16.37	0.15	1.79	1.94	(0.18)	(0.64)	(0.82)
Year Ended June 30, 2013	15.28	0.15	1.10	1.25	(0.16)	—	(0.16)

Class C
Six Months Ended December 31, 2017 (Unaudited)	16.44	0.07	0.92	0.99	(0.12)	(0.81)	(0.93)
Year Ended June 30, 2017	15.07	0.11	1.38	1.49	(0.12)	—	(0.12)
Year Ended June 30, 2016	16.25	0.09	(0.61)	(0.52)	(0.19)	(0.47)	(0.66)
Year Ended June 30, 2015	17.43	0.02	(0.24)	(0.22)	(0.09)	(0.87)	(0.96)
Year Ended June 30, 2014	16.33	0.06	1.79	1.85	(0.11)	(0.64)	(0.75)
Year Ended June 30, 2013	15.24	0.07	1.10	1.17	(0.08)	—	(0.08)

Class I
Six Months Ended December 31, 2017 (Unaudited)	16.54	0.14	0.93	1.07	(0.19)	(0.81)	(1.00)
Year Ended June 30, 2017	15.16	0.23	1.39	1.62	(0.24)	—	(0.24)
Year Ended June 30, 2016	16.35	0.22	(0.62)	(0.40)	(0.32)	(0.47)	(0.79)
Year Ended June 30, 2015	17.51	0.16	(0.25)	(0.09)	(0.20)	(0.87)	(1.07)
Year Ended June 30, 2014	16.38	0.16	1.83	1.99	(0.22)	(0.64)	(0.86)
Year Ended June 30, 2013	15.29	0.20	1.09	1.29	(0.20)	—	(0.20)

Class L
Six Months Ended December 31, 2017 (Unaudited)	16.52	0.15	0.93	1.08	(0.20)	(0.81)	(1.01)
Year Ended June 30, 2017	15.15	0.26	1.37	1.63	(0.26)	—	(0.26)
Year Ended June 30, 2016	16.34	0.24	(0.62)	(0.38)	(0.34)	(0.47)	(0.81)
Year Ended June 30, 2015	17.50	0.18	(0.25)	(0.07)	(0.22)	(0.87)	(1.09)
Year Ended June 30, 2014	16.38	0.28	1.74	2.02	(0.26)	(0.64)	(0.90)
Year Ended June 30, 2013	15.29	0.24	1.08	1.32	(0.23)	—	(0.23)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(d)	Not annualized for periods less than one year.
(e)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(f)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(g)	Does not include expenses of Underlying Funds.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

30	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2017

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period	Net expenses (f)(g)	Net investment income (loss) (c)	Expenses without waivers, reimbursements and earnings credits (g)	Portfolio turnover rate (d)

$16.59	6.34%	$889,420	1.05%	1.33%	1.44%	7%
16.52	10.37	997,894	1.02	1.09	1.46	33
15.14	(2.62)	1,978,218	1.02	1.22	1.50	29
16.33	(0.58)	1,940,818	1.12	0.66	1.61	57
17.49	12.08	3,118,118	1.13	0.87	1.66	91
16.37	8.18	4,030,225	1.34	0.93	1.63	85

16.50	6.05	3,634,575	1.53	0.86	1.92	7
16.44	9.89	3,709,864	1.51	0.70	1.95	33
15.07	(3.09)	5,187,943	1.50	0.62	1.98	29
16.25	(1.09)	6,922,123	1.62	0.15	2.11	57
17.43	11.49	11,716,644	1.63	0.34	2.16	91
16.33	7.68	18,681,629	1.84	0.46	2.13	85

16.61	6.48	171,744,692	0.78	1.62	1.16	7
16.54	10.73	175,172,082	0.74	1.44	1.18	33
15.16	(2.36)	247,656,863	0.72	1.40	1.20	29
16.35	(0.35)	344,160,437	0.85	0.93	1.34	57
17.51	12.38	444,024,857	0.88	0.95	1.41	91
16.38	8.47	972,485,038	1.09	1.22	1.38	85

16.59	6.56	435,305,959	0.63	1.76	1.01	7
16.52	10.85	444,771,297	0.59	1.61	1.03	33
15.15	(2.21)	500,206,132	0.57	1.55	1.05	29
16.34	(0.20)	699,091,716	0.70	1.08	1.19	57
17.50	12.55	816,858,215	0.73	1.62	1.25	91
16.38	8.64	123,542,100	0.90	1.48	1.23	85

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

DECEMBER 31, 2017	JPMORGAN ACCESS FUNDS	31

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Access Growth Fund
Class A
Six Months Ended December 31, 2017 (Unaudited)	$17.83	$0.12	$1.31	$1.43	$(0.15)	$(1.04)	$(1.19)
Year Ended June 30, 2017	15.84	0.10	2.05	2.15	(0.16)	—	(0.16)
Year Ended June 30, 2016	17.22	0.12	(0.83)	(0.71)	(0.21)	(0.46)	(0.67)
Year Ended June 30, 2015	18.67	0.07	(0.27)	(0.20)	(0.13)	(1.12)	(1.25)
Year Ended June 30, 2014	17.00	0.09	2.49	2.58	(0.15)	(0.76)	(0.91)
Year Ended June 30, 2013	15.36	0.11	1.64	1.75	(0.11)	—	(0.11)

Class C
Six Months Ended December 31, 2017 (Unaudited)	17.59	0.04	1.32	1.36	(0.10)	(1.04)	(1.14)
Year Ended June 30, 2017	15.65	0.02	2.03	2.05	(0.11)	—	(0.11)
Year Ended June 30, 2016	17.04	0.04	(0.83)	(0.79)	(0.14)	(0.46)	(0.60)
Year Ended June 30, 2015	18.52	(0.02)	(0.26)	(0.28)	(0.08)	(1.12)	(1.20)
Year Ended June 30, 2014	16.89	(0.01)	2.47	2.46	(0.07)	(0.76)	(0.83)
Year Ended June 30, 2013	15.29	0.03	1.62	1.65	(0.05)	—	(0.05)

Class I
Six Months Ended December 31, 2017 (Unaudited)	17.84	0.13	1.32	1.45	(0.17)	(1.04)	(1.21)
Year Ended June 30, 2017	15.87	0.19	2.02	2.21	(0.24)	—	(0.24)
Year Ended June 30, 2016	17.27	0.17	(0.86)	(0.69)	(0.25)	(0.46)	(0.71)
Year Ended June 30, 2015	18.69	0.12	(0.26)	(0.14)	(0.16)	(1.12)	(1.28)
Year Ended June 30, 2014	17.02	0.11	2.50	2.61	(0.18)	(0.76)	(0.94)
Year Ended June 30, 2013	15.38	0.16	1.63	1.79	(0.15)	—	(0.15)

Class L
Six Months Ended December 31, 2017 (Unaudited)	17.85	0.14	1.33	1.47	(0.19)	(1.04)	(1.23)
Year Ended June 30, 2017	15.87	0.23	2.02	2.25	(0.27)	—	(0.27)
Year Ended June 30, 2016	17.27	0.20	(0.86)	(0.66)	(0.28)	(0.46)	(0.74)
Year Ended June 30, 2015	18.69	0.15	(0.27)	(0.12)	(0.18)	(1.12)	(1.30)
Year Ended June 30, 2014	17.02	0.22	2.43	2.65	(0.22)	(0.76)	(0.98)
Year Ended June 30, 2013	15.38	0.21	1.60	1.81	(0.17)	—	(0.17)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(d)	Not annualized for periods less than one year.
(e)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(f)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(g)	Does not include expenses of Underlying Funds.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

32	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2017

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period	Net expenses (f)(g)	Net investment income (loss) (c)	Expenses without waivers, reimbursements and earnings credits (g)	Portfolio turnover rate (d)

$18.07	8.02%	$770,256	1.12%	1.31%	1.49%	14%
17.83	13.64	630,482	1.08	0.58	1.49	34
15.84	(4.07)	3,006,756	1.05	0.74	1.48	30
17.22	(0.86)	6,468,814	1.16	0.42	1.62	67
18.67	15.45	13,138,908	1.17	0.50	1.66	104
17.00	11.39	11,492,665	1.37	0.69	1.64	85

17.81	7.75	1,041,269	1.56	0.45	1.94	14
17.59	13.14	1,250,992	1.57	0.13	1.97	34
15.65	(4.60)	4,474,251	1.55	0.25	1.98	30
17.04	(1.28)	7,483,257	1.66	(0.12)	2.13	67
18.52	14.84	15,399,069	1.67	(0.06)	2.16	104
16.89	10.80	20,318,160	1.88	0.16	2.14	85

18.08	8.18	218,352,993	0.80	1.35	1.18	14
17.84	14.01	218,861,239	0.79	1.13	1.20	34
15.87	(3.90)	313,659,670	0.78	1.06	1.21	30
17.27	(0.52)	416,947,169	0.90	0.67	1.36	67
18.69	15.68	548,955,778	0.92	0.59	1.41	104
17.02	11.66	774,870,186	1.12	0.96	1.39	85

18.09	8.25	344,858,227	0.65	1.49	1.03	14
17.85	14.26	337,151,843	0.64	1.35	1.04	34
15.87	(3.75)	352,351,886	0.63	1.21	1.06	30
17.27	(0.41)	480,555,232	0.75	0.82	1.21	67
18.69	15.89	542,687,646	0.77	1.23	1.26	104
17.02	11.83	88,098,695	0.93	1.25	1.24	85

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

DECEMBER 31, 2017	JPMORGAN ACCESS FUNDS	33

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 (Unaudited)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 2 separate funds of the Trust (collectively, the “Funds”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Access Balanced Fund	Class A, Class C, Class I and Class L	Diversified
Access Growth Fund	Class A, Class C, Class I and Class L	Diversified

The investment objective of the Access Balanced Fund is to seek total return.

The investment objective of the Access Growth Fund is to seek capital appreciation.

All share classes are publicly offered on a limited basis. Investors are not eligible to purchase shares of the Funds unless they meet certain requirements as described in the Share Classes’ prospectuses.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I and Class L Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus. Beginning on November 14, 2017, Class C Shares automatically convert to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

Basis for Consolidation for the Funds

Access Balanced Fund CS Ltd. and Access Growth Fund CS Ltd. (collectively, the “Subsidiaries”), each a Cayman Islands exempted company, were incorporated on March 11, 2013 and are currently each a wholly-owned subsidiary of the Access Balanced Fund and Access Growth Fund, respectively. The Subsidiaries act as investment vehicles for each Fund to effect certain investments consistent with each Fund’s investment objectives and policies as described in each Fund’s prospectus. The Consolidated Schedules of Portfolio Investments (“CSOIs”) include positions of each Fund and its Subsidiary. The consolidated financial statements include the accounts of each Fund and its Subsidiary. Subsequent references to the Funds within the Notes to Consolidated Financial Statements collectively refer to the Funds and their Subsidiaries. All significant intercompany balances and transactions have been eliminated in consolidation.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their consolidated financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

A market-based approach is primarily used to value the Funds’ investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations

34	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2017

may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date. Certain foreign equity instruments shall be valued by applying international fair value factors provided by approved Pricing Services. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated. Investments in open-end investment companies, including J.P Morgan Funds, excluding exchange traded funds (“ETFs”) (the “Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input by sector as presented on the CSOIs:

Access Balanced Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Consumer Discretionary	$1,365,801	$3,917,482	$1	$5,283,284
Consumer Staples	258,444	4,773,553	—	5,031,997
Energy	539,084	733,324	—	1,272,408
Financials	734,967	8,321,116	—	9,056,083
Health Care	527,586	4,882,873	—	5,410,459
Industrials	134,398	5,621,847	—	5,756,245
Information Technology	1,246,677	4,256,829	—	5,503,506
Materials	—	2,249,199	—	2,249,199
Real Estate	—	475,697	—	475,697
Telecommunication Services	581,274	1,866,426	—	2,447,700
Utilities	—	992,694	—	992,694

Total Common Stocks	5,388,231	38,091,040	1	43,479,272

Exchange-Traded Funds	302,304,366	—	—	302,304,366
Investment Companies	221,061,277	—	—	221,061,277
Short-Term Investment
Investment Company	32,078,143	—	—	32,078,143

Total Investments in Securities	$560,832,017	$38,091,040	$1	$598,923,058

DECEMBER 31, 2017	JPMORGAN ACCESS FUNDS	35

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 (Unaudited) (continued)

Access Growth Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Consumer Discretionary	$1,382,391	$3,979,471	$1	$5,361,863
Consumer Staples	240,556	4,665,270	—	4,905,826
Energy	540,955	751,728	—	1,292,683
Financials	724,859	8,306,412	—	9,031,271
Health Care	560,911	4,843,723	—	5,404,634
Industrials	147,815	5,640,721	—	5,788,536
Information Technology	1,233,126	4,245,543	—	5,478,669
Materials	—	2,261,262	—	2,261,262
Real Estate	—	489,575	—	489,575
Telecommunication Services	590,702	1,928,726	—	2,519,428
Utilities	—	972,823	—	972,823

Total Common Stocks	5,421,315	38,085,254	1	43,506,570

Exchange-Traded Funds	313,321,044	—	—	313,321,044
Investment Companies	164,646,113	—	—	164,646,113
Short-Term Investment
Investment Company	31,536,710	—	—	31,536,710

Total Investments in Securities	$514,925,182	$38,085,254	$1	$553,010,437

As of December 31, 2017, certain Investment Companies with a fair value of $14,876,926 and $13,614,379 have not been categorized in the fair value hierarchy as these Investment Companies were measured using the NAV per share as a practical expedient for the Access Balanced Fund and Access Growth Fund, respectively.

Transfers between fair value levels are valued utilizing values as of the beginning of the period.

There were no significant transfers between level 1 and level 2 during the period ended December 31, 2017.

C. Restricted Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933 (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net asset value of the Funds.

As of December 31, 2017, the Funds had no investments in restricted securities other than securities sold to the Funds under Rule 144A and/or Regulation S under the Securities Act.

D. Investment Transactions with Affiliates — The Funds invested in Underlying Funds which are advised by the Adviser. An issuer which is under common control with a Fund may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the tables below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into the Underlying Funds. Reinvestment amounts are included in the purchase cost amounts in the tables below. Included in the purchases and sales amounts in the tables below are exchanges between certain share classes of the Underlying Funds. Such exchanges are not treated as purchases and sales for the purpose of recognizing realized gains (losses) or portfolio turnover.

36	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2017

JPMorgan Access Balanced Fund

	For the six months ended December 31, 2017
Security Description	Shares at December 31, 2017	Market Value June 30, 2017 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2017 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
JPMorgan Core Bond Fund, Class R6 Shares	2,497,916	33,031,983	—	4,000,000	(15,448)	(65,685)	28,950,850	416,961	66,594
JPMorgan Core Plus Bond Fund, Class R6 Shares	2,665,083	18,037,880	5,000,000	1,000,000	10,791	18,214	22,066,885	275,102	—
JPMorgan Corporate Bond Fund, Class R6 Shares	2,014,879	24,418,110	—	4,000,000	(69,814)	(400,995)	19,947,301	439,353	660,175
JPMorgan Equity Focus Fund, Class I Shares	238,272	11,165,748	—	4,300,000	1,148,030	(580,106)	7,433,672	17,978	371,510
JPMorgan Global Research Enhanced Index Fund, Class I Shares	—	18,230,281	—	14,274,786	—	(3,955,495)	—	—	—
JPMorgan Global Research Enhanced Index Fund, Class R6 Shares	835,845	—	14,274,783	1,000,000	172,900	5,317,039	18,764,723	374,567	—
JPMorgan High Yield Fund, Class R6 Shares	2,537,432	25,898,768	—	6,999,998	(15,099)	(81,301)	18,802,370	692,810	—
JPMorgan Inflation Managed Bond Fund, Class R6 Shares	1,409,953	14,437,915	—	—	—	42,298	14,480,213	161,355	—
JPMorgan Prime Money Market Fund, Institutional Class Shares	32,074,936	26,795,690	74,519,440	69,231,203	(518)	(5,266)	32,078,143	171,921	—
JPMorgan Short Duration Bond Fund, Class R6 Shares	1,016,724	7,992,613	3,000,000	—	—	(52,662)	10,939,951	70,282	—
JPMorgan U.S. Large Cap Core Plus Fund, Class R5 Shares	—	22,733,182	—	24,172,906	11,461,645	(10,021,921)	—	—	—
JPMorgan U.S. Large Cap Core Plus Fund, Class R6 Shares	392,635	—	13,172,906	—	—	(1,370,296)	11,802,610	45,836	1,618,732
JPMorgan Unconstrained Debt Fund, Class R6 Shares	1,746,894	18,467,937	—	1,000,000	19,980	(36,450)	17,451,467	397,366	—

Total		221,210,107	109,967,129	129,978,893	12,712,467	(11,192,626)	202,718,185	3,063,531	2,717,011

DECEMBER 31, 2017	JPMORGAN ACCESS FUNDS	37

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 (Unaudited) (continued)

JPMorgan Access Growth Fund

	For the six months ended December 31, 2017
Security Description	Shares at December 31, 2017	Market Value June 30, 2017 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2017 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
JPMorgan Core Bond Fund, Class R6 Shares	497,292	11,483,503	—	5,700,000	(17,033)	(2,859)	5,763,611	134,734	13,258
JPMorgan Core Plus Bond Fund, Class R6 Shares	1,908,973	12,789,627	4,000,000	1,000,000	16,888	(216)	15,806,299	191,268	—
JPMorgan Corporate Bond Fund, Class R6 Shares	563,866	9,003,776	—	3,300,000	(54,229)	(67,271)	5,582,276	137,961	184,751
JPMorgan Equity Focus Fund, Class I Shares	340,167	16,545,095	—	6,899,999	1,873,794	(906,301)	10,612,589	25,666	630,361
JPMorgan Global Research Enhanced Index Fund, Class I Shares	—	44,652,932	—	34,775,269	—	(9,877,663)	—	—	—
JPMorgan Global Research Enhanced Index Fund, Class R6 Shares	2,067,075	—	34,775,268	2,000,000	345,799	13,284,763	46,405,830	926,293	—
JPMorgan High Yield Fund, Class R6 Shares	1,515,079	16,794,453	—	5,500,000	(74,224)	6,504	11,226,733	440,204	—
JPMorgan Prime Money Market Fund, Institutional Class Shares	31,533,557	28,684,648	61,634,986	58,777,618	(1,569)	(3,737)	31,536,710	156,056	—
JPMorgan Short Duration Bond Fund, Class R6 Shares	741,427	—	8,000,000	—	—	(22,243)	7,977,757	21,776	—
JPMorgan U.S. Large Cap Core Plus Fund, Class R5 Shares	—	24,556,441	—	26,448,442	12,463,050	(10,571,049)	—	—	—
JPMorgan U.S. Large Cap Core Plus Fund, Class R6 Shares	529,028	—	20,548,442	2,500,000	(299,566)	(1,846,306)	15,902,570	61,759	2,525,063

Total		164,510,475	128,958,696	146,901,328	14,252,910	(10,006,378)	150,814,375	2,095,717	3,353,433

E. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

The Funds do not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments on the Consolidated Statements of Operations (“CSOPs”).

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the CSOPs. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the CSOPs.

F. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of

38	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2017

foreign taxes withheld, if any, and distributions of net investment income and realized capital gains from the Underlying Funds and ETFs, if any, are recorded on the ex-dividend date or when a Fund first learns of the dividend.

G. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each class of the Funds for the six months ended December 31, 2017 are as follows:

	Class A	Class C	Class I	Class L	Total
Access Balanced Fund
Transfer agency fees	$129	$101	$1,849	$1,856	$3,935
Access Growth Fund
Transfer agency fees	226	82	3,818	1,416	5,542

The Funds invested in Underlying Funds and ETFs and, as a result, bear a portion of the expenses incurred by these Underlying Funds and ETFs. These expenses are not reflected in the expenses shown on the CSOPs and are not included in the ratios to average net assets shown in the Consolidated Financial Highlights. Certain expenses of affiliated Underlying Funds are waived as described in Note 3.F.

H. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of December 31, 2017, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

For Federal income tax purposes, taxable income of each Fund and its Subsidiary are separately calculated. Each Subsidiary is classified as a controlled foreign corporation under the Code and its taxable income, including net gains, is included as ordinary income in the calculation of the respective Fund’s taxable income. Net losses of each Subsidiary are not deductible by the respective Fund either in the current period or carried forward to future periods.

I. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

J. Distributions to Shareholders — Distributions from net investment income are generally declared and paid at least quarterly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, each Fund’s assets are allocated to sub-advisers and the Adviser is responsible for monitoring and coordinating the overall management of the Funds and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate of 0.75% of each Fund’s average daily net assets. The Adviser and J.P. Morgan Private Investments Inc. (“JPMPI”), sub-adviser to the Funds and a wholly-owned subsidiary of JPMorgan, have agreed to contractually waive the investment advisory fee and the sub-advisory fee, respectively, for each Fund by 0.30% through October 31, 2018.

The Subsidiaries have entered into separate contracts with the Adviser and its affiliates to provide investment advisory and other services to the Subsidiaries. The fee for services to the Subsidiaries is accrued daily and paid monthly at an annual rate of 0.75% of each Subsidiary’s respective average daily net assets. The Adviser has agreed to waive the advisory fees that it receives from each Fund in an amount equal to the advisory fees paid to the Adviser by the Subsidiaries. This waiver will continue in effect so long as each Fund invests in its Subsidiaries and may not be terminated without approval by the Funds’ Board.

JPMPI, Capital Guardian Trust Company — Personal Investment Management Division (“Capital Guardian”) and T. Rowe Price Associates, Inc. (“T. Rowe Price”) are sub-advisers for the Funds. Each sub-adviser is responsible for the day-to-day investment decisions of its portion of the Funds. The allocation of the assets of each Fund is determined by the Adviser, subject to review of the Board. The Adviser monitors and evaluates the sub-advisers to help assure that they are managing the Funds in a manner consistent with the Funds’ investment objectives and restrictions and applicable laws and guidelines.

DECEMBER 31, 2017	JPMORGAN ACCESS FUNDS	39

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 (Unaudited) (continued)

On August 28, 2017, the Adviser terminated its investment sub-advisory agreement with TimesSquare Capital Management, LLC.

Under the terms of the Sub-advisory Agreements for each Fund, the Adviser pays JPMPI a monthly sub-advisory fee at the annual rate of 0.70% of the portion of each Fund’s average daily net assets managed by JPMPI.

At December 31, 2017, the allocation of assets for each Fund was as follows:

	Access Balanced Fund	Access Growth Fund
JPMPI	92.7%	92.1%
Capital Guardian	3.5	3.8
T.Rowe Price	3.8	4.1

The Funds and the Adviser have obtained an exemptive order of the Securities and Exchange Commission (“SEC”) granting exemptions from certain provisions of the 1940 Act, pursuant to which the Adviser is permitted, subject to the supervision and approval of the Funds’ Trustees, to enter into and materially amend sub-advisory agreements with non-affiliated sub-advisers without such agreements being approved by the shareholders of the Funds. As such, the Funds and Adviser may hire, terminate, or replace non-affiliated sub-advisers without shareholder approval, including, without limitation, the replacement or reinstatement of any sub-advisers with respect to which a sub-advisory agreement has automatically terminated as a result of an assignment. Shareholders will be notified of any changes in sub-advisers.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fees — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Funds and its Subsidiaries. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended December 31, 2017, the effective annualized rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements. In consideration for services rendered to the Subsidiaries, the Administrator receives a fee accrued daily and paid monthly at an annualized rate of 0.10% of average daily net assets of the Subsidiaries.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Trust’s principal underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. Class I and Class L Shares do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:

Class A	Class C
0.25%	0.75%

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived.

D. Service Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to the shareholders. For performing these services, JPMDS receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class L
Access Balanced Fund	0.25%	0.25%	0.25%	0.10%
Access Growth Fund	0.25	0.25	0.25	0.10

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived Service Fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the CSOPs. Payments to the custodian may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the CSOPs.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the CSOPs.

40	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2017

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the CSOPs.

F. Waivers and Reimbursements — The Adviser has contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses of the Fund, inclusive of the Subsidiary (excluding acquired fund fees and expenses other than certain underlying fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class L
Access Balanced Fund	1.55%	2.05%	1.30%	1.15%
Access Growth Fund	1.55	2.05	1.30	1.15

The expense limitation agreements were in effect for the six months ended December 31, 2017 and are in place until at least October 31, 2018.

The Underlying Funds may impose separate investment advisory and service fees. To avoid charging an investment advisory fee and a service fee at an effective rate above 0.75% for investment advisory and 0.25% for shareholder servicing on affiliated investments for Class A, Class C and Class I Shares and 0.10% for shareholder servicing on affiliated investments for Class L Shares, the Adviser and JPMDS have contractually agreed to waive investment advisory and service fees with respect to the Funds in an amount equal to the weighted average pro-rata amount of affiliated investment advisory fees not to exceed 0.45% during the period and affiliated service fees charged by the affiliated Underlying Funds. These contractual waivers are in place until at least October 31, 2018. These waivers may be in addition to any waivers required to meet the Funds’ contractual expense limitations, but will not exceed the Funds’ service fees.

For the six months ended December 31, 2017, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory Fess	Service Fees	Total
Access Balanced Fund	$1,163,062	$35,082	$1,198,144
Access Growth Fund	992,844	72,020	1,064,864

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the CSOPs.

Under the terms of a Service Agreement, JPMIM and its affiliates perform various non-advisory services on behalf of JPMPI in support of JPMPI’s management of the Funds. JPMPI pays JPMIM a fee for these services.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

The Funds may use related party broker-dealers. For the six months ended December 31, 2017, the Access Balanced Fund and Access Growth Fund incurred $31 and $29, respectively, in brokerage commissions with broker-dealers affiliated with the Adviser.

The SEC has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

The SEC has granted an exemptive order permitting the Funds to invest in certain instruments in addition to Underlying Funds and securities.

4. Investment Transactions

During the six months ended December 31, 2017, purchases and sales of investments (excluding short-term investments) were as follows:

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Access Balanced Fund	$43,610,496	$76,550,363
Access Growth Fund	93,052,857	107,845,677

During the six months ended December 31, 2017, there were no purchases or sales of U.S. Government securities.

DECEMBER 31, 2017	JPMORGAN ACCESS FUNDS	41

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 (Unaudited) (continued)

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments, including the Subsidiaries, held at December 31, 2017 were as follows:

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Access Balanced Fund	$531,460,818	$87,636,520	$5,297,354	$82,339,166
Access Growth Fund	468,326,568	102,936,208	4,637,960	98,298,248

At June 30, 2017, the following Fund had the following net capital loss carryforwards:

	Capital Loss Carryforward Utilized
	Short-Term	Long-Term
Access Balanced Fund	$2,994,439	$467,384

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because the Funds and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 5, 2018.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility during the six months ended December 31, 2017.

In addition, effective August 16, 2016, the Trust along with certain other trusts (“Borrowers”) entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 15, 2017, this agreement has been amended and restated for a term of 364 days, unless extended.

The Funds did not utilize the Credit Facility during the six months ended December 31, 2017.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

As of December 31, 2017, the Funds each had one affiliated omnibus accounts which owned more than 10% of the respective Fund’s outstanding shares as follows:

Access Balanced Fund	97.9%
Access Growth Fund	98.6

42	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2017

By investing in a subsidiary, each Fund is indirectly exposed to the risks associated with its Subsidiary’s investments. The derivatives and other investments, if any, held by the Subsidiaries are generally similar to those that are permitted to be held by each Fund and are subject to the same risks that apply to similar investments if held directly by the Funds.

Because of the Funds’ investments in Underlying Funds and ETFs, the Funds indirectly pay a portion of the expenses incurred by the Underlying Funds and ETFs. As a result, the cost of investing in the Funds may be higher than the cost of investing in a mutual fund that invests directly in individual securities and financial instruments. The Funds are also subject to certain risks related to the Underlying Funds’ and ETFs’ investments in securities and financial instruments such as fixed income securities including high yield, asset-backed and mortgage-related securities, equity securities, foreign and emerging markets securities, commodities; and real estate securities. These securities are subject to risks specific to their structure, sector or market.

The Fund invests in unaffiliated ETFs. ETFs are pooled investment vehicles whose ownership interests are purchased and sold on a securities exchange. ETFs may be structured as investment companies, depositary receipts or other pooled investment vehicles and may be passively or actively managed. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indexes, as well as indexes relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index. The price movement of an index-based ETF may not track the underlying index and may result in a loss. In addition, ETFs may trade at a price below or above their NAV (also known as a discount or premium, respectively).

In addition, the Underlying Funds and ETFs may use derivative instruments in connection with their individual investment strategies including futures contracts, forward foreign currency exchange contracts, options, swaps and other derivatives, which are also subject to specific risks related to their structure, sector or market and may be riskier than investments in other types of securities.

Specific risks and concentrations present in the Underlying Funds and ETFs are disclosed within their individual financial statements and registration statements, as appropriate.

8. Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and forms, and amendments to certain current rules and forms, to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The amendments to Regulation S-X were applied to the Funds’ financial statements as of December 31, 2017. The adoption had no effect on the Funds’ net assets or results of operations.

DECEMBER 31, 2017	JPMORGAN ACCESS FUNDS	43

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds (not including expenses of the Underlying Funds and ETFs) to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2017 and continued to hold your shares at the end of the reporting period, December 31, 2017.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees and expenses of the Underlying Funds. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Expense Example
	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During the Period*	Annualized Expense Ratio
Access Balanced Fund
Class A
Actual	$1,000.00	$1,063.40	$5.46	1.05%
Hypothetical	1,000.00	1,019.91	5.35	1.05
Class C
Actual	1,000.00	1,060.50	7.95	1.53
Hypothetical	1,000.00	1,017.49	7.78	1.53
Class I
Actual	1,000.00	1,064.80	4.06	0.78
Hypothetical	1,000.00	1,021.27	3.97	0.78
Class L
Actual	1,000.00	1,065.60	3.28	0.63
Hypothetical	1,000.00	1,022.03	3.21	0.63
Access Growth Fund
Class A
Actual	1,000.00	1,080.20	5.87	1.12
Hypothetical	1,000.00	1,019.56	5.70	1.12
Class C
Actual	1,000.00	1,077.50	8.17	1.56
Hypothetical	1,000.00	1,017.34	7.93	1.56
Class I
Actual	1,000.00	1,081.80	4.20	0.80
Hypothetical	1,000.00	1,021.17	4.08	0.80
Class L
Actual	1,000.00	1,082.50	3.41	0.65
Hypothetical	1,000.00	1,021.93	3.31	0.65

*	Expenses are equal to each Class’s respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

44	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2017

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2017. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2017. The information necessary to complete your income tax returns for the calendar year ending December 31, 2017 will be provided under separate cover.

Foreign Source Income and Foreign Tax Credit Pass Through

For the fiscal year ended June 30, 2017, the Funds elected to pass through to shareholders taxes paid to foreign countries. Gross income and foreign tax expenses were as follows or amounts as finally determined:

	Total Foreign Source Income	Total Foreign Tax Credit
Access Balanced Fund	$2,617,670	$123,892
Access Growth Fund	2,575,521	129,232

DECEMBER 31, 2017	JPMORGAN ACCESS FUNDS	45

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2017, at which the Trustees considered the continuation of the investment advisory agreement with JPMIM and the sub-advisory agreements with JPMPI, Capital Guardian Trust Company and T. Rowe Price Associates, Inc., for each of the Funds whose semi-annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 16, 2017.

As part of their review of the Advisory Agreements, the Trustees considered and reviewed performance and other information about the Funds received from the Adviser. This information includes the Funds’ performance as compared to the performance of their peers and benchmarks and analyses by the Adviser of the Funds’ performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense information compiled by Broadridge, using data from Lipper Inc., independent providers of investment company data (together, “Broadridge/Lipper”). The Trustees’ independent consultant also provided additional analyses of the performance of the Funds in connection with the Trustees’ review of the Advisory Agreements. Before voting on the proposed Advisory Agreements, the Trustees reviewed the proposed Advisory Agreements with representatives of the Adviser, counsel to the Trust and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the proposed Advisory Agreements. The Trustees also discussed the proposed agreements in executive sessions with independent legal counsel at which no representatives of the Adviser or sub-advisers were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement.

The Trustees considered information provided with respect to the Funds over the course of the year. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Adviser from each Fund and by the sub-advisers from the Adviser under the applicable Advisory Agreements was fair and reasonable and that the continuance of the Advisory Agreements was in the best interests of each Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser and Sub-Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreements. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s and sub-advisers’ senior management and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Adviser and sub-advisers. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees also reviewed information relating to the Adviser’s and sub-advisers’ risk governance model and reports showing the Adviser’s and sub-advisers’ compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administrative services provided by JPMIM in its role as administrator.

The Trustees also considered their knowledge of the nature and quality of the services provided by the Adviser and its affiliates and sub-advisers to the Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates and sub-advisers, the commitment of the Adviser and sub-advisers to provide high quality service to the Funds, their overall confidence in the Adviser’s and sub-advisers’ integrity

46	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2017

and the Adviser’s and sub-advisers’ responsiveness to questions or concerns raised by them, including the Adviser’s and sub-advisers’ willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund. In addition, the Trustees considered the different roles and responsibilities performed by the Adviser and sub-advisers under the applicable Advisory Agreements, including the Adviser’s monitoring and evaluating of the sub-advisers to help ensure that the sub-advisers are managing the Funds consistently with their investment objectives and restrictions.

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Adviser and sub-advisers.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to each Fund. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based upon their review, the Trustees concluded that the profitability to the Adviser under each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and sub-advisers and/or their affiliates as a result of their relationship with the Funds, including the benefits received by the Adviser and its affiliates in connection with each Fund’s investments in the underlying J.P. Morgan Funds in which each Fund invests. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser and/or sub-advisers.

The Trustees also considered that JPMDS, an affiliate of the Adviser and certain sub-advisers, and JPMIM earn fees from the

Funds for providing shareholder and administrative services, respectively. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser and/or sub-advisers. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services.

Economies of Scale

The Trustees considered the extent to which the Funds may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Funds and those realized by the Adviser as assets increase. The Trustees considered whether it would be appropriate to add advisory fee breakpoints, but noted that each Fund has implemented voluntary and contractual expense limitations and fee waivers (“Fee Caps”) which allow each Fund’s shareholders to share potential economies of scale from a Fund’s inception and that the fees remain competitive with peer funds. The Trustees also considered that the Adviser has shared economies of scale by adding or enhancing services to the Funds over time, noting the Adviser’s substantial investments in its business in support of the Funds, including investments in trading systems and technology (including cybersecurity improvements), retention of key talent, additions to analyst and portfolio management teams, and regulatory support enhancements. The Trustees concluded that the current fee structure was reasonable in light of the Fee Caps that the Adviser has in place that serve to limit the overall net expense ratios of each Fund at competitive levels. The Trustees concluded that the Funds’ shareholders received the benefits of potential economies of scale through the Fee Caps and the Adviser’s reinvestment in its operations to serve the Funds and their shareholders.

Independent Written Evaluation of the Fund’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Funds had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts and/or funds sub-advised by the Adviser, for investment management styles substantially similar to that of

DECEMBER 31, 2017	JPMORGAN ACCESS FUNDS	47

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

each Fund. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences in the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to each Fund. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance information for the Funds in a report prepared by Broadridge/Lipper. The Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe made up of funds with the same Broadridge/Lipper investment classification and objective (the “Universe”), as well as a subset of funds within the Universe (the “Peer Group”), by total return for the applicable one-, three-, and five-year periods. The Trustees reviewed a description of Broadridge/Lipper’s methodology for selecting mutual funds in each Fund’s Peer Group and Universe. The Broadridge/Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared by the Trustees’ independent consultant. The Broadridge/Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Access Balanced Fund’s performance for Class A shares was in the fourth, fourth and fifth quintiles based upon the Peer Group for the one-, three- and five-year periods ended December 1, 2016, respectively, and in the fifth quintile based upon the Universe, for each of the one-, three- and five-year periods ended December 1, 2016. The Trustees noted that the performance for Class I shares was in the third quintile based upon the Peer Group for the one-year period ended December 31, 2016, and in the fourth, fifth and fifth quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2016, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and JPMPI and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory. The Trustees requested, however, that the Fund’s Adviser provide additional Fund performance information to be reviewed with members of the money market and alternative products committee at each of their regular meetings over the course of the next year.

The Trustees noted that the Access Growth Fund’s performance for both Class A and Class I shares was in the fifth quintile based upon the Peer Group and Universe, for each of the one-, three-, and five-year periods ended December 31, 2016. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and JPMPI and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory. The Trustees requested, however, that the Fund’s Adviser provide additional Fund performance information to be reviewed with members of the money market and alternative products committee at each of their regular meetings over the course of the next year.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Adviser and compared that rate to the information prepared by Broadridge/Lipper concerning management fee rates paid by other funds in the same Broadridge/Lipper category as each Fund. The Trustees recognized that Broadridge/Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund, including, as appropriate, information about the sub-advisory fees. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Access Balanced Fund’s net advisory fee for Class A shares was in the fourth and third quintiles based upon the Peer Group and Universe, respectively, and that actual total expenses for Class A shares were in fifth quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee for Class I shares was in the fourth quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class I shares were in the

48	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2017

first and fourth quintiles based upon the Peer Group and Universe, respectively. After considering all of the factors identified above, the Trustees concluded that the advisory fee paid by the Fund to the Adviser and by the Adviser to the sub-advisers was satisfactory in light of the services provided to the Fund.

The Trustees noted that the Access Growth Fund’s net advisory fee and actual total expenses for Class A shares were in the third and fifth quintiles, respectively, based upon both the Peer

Group and Universe. The Trustees noted that the net advisory fee for Class I shares was in the fifth and fourth quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class I shares were in the second and fourth quintiles based upon the Peer Group and Universe, respectively. After considering all of the factors identified above, the Trustees concluded that the advisory fee paid by the Fund to the Adviser and by the Adviser to the sub-advisers was satisfactory in light of the services provided to the Fund.

DECEMBER 31, 2017	JPMORGAN ACCESS FUNDS	49

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganaccessfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the Funds’ website at www.jpmorganaccessfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds website at www.jpmorganaccessfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganaccessfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management businesses of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2017. All rights reserved. December 2017.	SAN-ACCESS-1217

Semi-Annual Report

J.P. Morgan Intrepid Funds

December 31, 2017 (Unaudited)

JPMorgan Intrepid America Fund

JPMorgan Intrepid Growth Fund

JPMorgan Intrepid Mid Cap Fund

JPMorgan Intrepid Sustainable Equity Fund

JPMorgan Intrepid Value Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1–800–480–4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

February 1, 2018 (Unaudited)

Dear Shareholder,

The U.S. economy continued to grow in the second half of 2017, supported by a synchronized global economy and central bank policies that also helped lift equity prices in the U.S. and elsewhere.

“Historically high consumer confidence, increased business investment and growth in corporate earnings all indicate that the U.S. economy should continue to expand.” — George C.W. Gatch

The U.S. economy entered its third longest expansion on record in 2017, and gross domestic product (GDP) rose by 3.2% in the third quarter and an estimated 2.6% in the fourth quarter. During the second half of 2017, unemployment fell to 4.1% in December from 4.3% in June, and U.S. consumer confidence reached a 17-year high in November. Corporate profits rose during the second half of the year amid stable energy prices and a decline in the value of the U.S. dollar.

Notably, the second half of 2017 included three large hurricanes, wildfires and other assorted natural disasters that combined to cause an estimated $306 billion in damage in the U.S. While companies in some specific sectors of the economy reported that Hurricanes Harvey, Irma and Maria affected revenue or earnings, any impact on the larger economy appeared to be limited.

The U.S. Federal Reserve raised interest rates in December 2017 and indicated it would raise rates three more times in the year ahead. However, interest rates overall remained relatively low during the reporting period and provided support for both the domestic economy and financial markets.

Most developed market and emerging market economies also continued to grow in the second half of 2017. Growth in Europe was strong enough that the European Central Bank committed to reducing its monthly asset purchases by half and the Bank of England raised its benchmark interest rate for the first time in ten years. Japan registered its longest economic expansion in a decade and China’s GDP grew by an estimated 6.8% in the second half of 2017, supported by personal consumption and growth in foreign trade.

Roughly 120 countries, comprising three-fourths of global GDP, had experienced increased economic growth by the end of 2017, according to the International Monetary Fund (IMF).

Meanwhile, global financial markets provided investors with positive returns for the six months ended December 31, 2017. Overall, equity markets outperformed bond markets, with emerging market equities largely outperforming developed market equities.

In the wake of stronger-than-expected growth in the U.S. and other leading economies, the IMF revised its forecast for 2018 U.S. GDP growth to 2.7% from 2.3%. The IMF cited growth from external demand and a reduction in U.S. corporate tax rates from the 2017 Tax Cuts and Jobs Act. Historically high consumer confidence, increased business investment and growth in corporate earnings all indicate that the U.S. economy should continue to expand. We believe investors who maintain a properly diversified portfolio and a long-term outlook will be able to benefit from the current global economic expansion.

We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

J.P. Morgan Intrepid Funds

MARKET OVERVIEW

SIX MONTHS ENDED DECEMBER 31, 2017 (Unaudited)

U.S. equity markets overall provided positive returns throughout the reporting period amid strong growth in corporate profits, stable energy prices and continued low interest rates. During the reporting period, the Standard & Poor’s 500 Index (the “S&P 500”) reached more than two dozen record high closings and had positive returns for each month.

In contrast, the CBOE Volatility Index, which measures S&P 500 options to gauge market expectations of near-term volatility, remained well below its historical average throughout the reporting period and on November 3, 2017, fell to its lowest-ever level.

Overall, growth stocks outperformed value stocks and large cap stocks generally outperformed small cap and mid cap stocks during the reporting period. For the six months ended December 31, 2017, the S&P 500 returned 11.42%

Intrepid Investment Philosophy and Process

The JPMorgan Behavioral Finance Team employs a philosophy that is rooted in behavioral finance, a field of study that emphasizes the importance of human psychology in financial markets. Behavioral finance examines how investor behavior can be affected by emotional biases and reactions. The field theorizes that inefficiencies arise in the stock market because investors are consistently irrational in making many investment decisions.

The Team aims to capitalize on these market inefficiencies by targeting high quality, attractively valued stocks of companies that it believes have positive momentum characteristics, and looks to sell these stocks when they no longer exhibit these criteria. A disciplined quantitative ranking methodology is utilized to identify attractive stocks in each sector, a process that is combined with qualitative research and value-added trading.

The Intrepid Sustainable Equity Fund also incorporates environmental, social and corporate governance (ESG) practices into its investment process. In managing the Fund, the adviser identifies companies that, in the adviser’s opinion, generally approach ESG practices in a thoughtful manner while also having attractive value, quality and momentum characteristics. The Fund seeks to invest in companies that, on a combined basis, appear attractive when considering all of these financial and sustainability characteristics. During the reporting period, the Funds were managed and positioned in accordance with these investment philosophies and processes.

2	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2017

JPMorgan Intrepid America Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2017 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	14.67%
S&P 500 Index	11.42%

Net Assets as of 12/31/2017 (In Thousands)	$4,244,910

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid America Fund (the “Fund”) seeks to provide long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares outperformed the Standard & Poor’s 500 Index (the “Benchmark”) for the six months ended December 31, 2017. The Fund’s security selection in the industrials and consumer staples sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the financials and health care sectors was a leading detractor from relative performance.

Leading individual contributors to the Fund’s relative performance included its overweight positions in Boeing Co. and WalMart Stores Inc., and its underweight position in General Electric Co. Shares of Boeing, an aircraft manufacturer, rose amid growth in new orders, an increase in the company’s stock dividend and an $18 billion stock repurchase plan. Shares of Wal-Mart, a super store retail chain, rose amid an increase in consumer spending during the November-December holiday shopping season and investor expectations that the company will benefit from the 2017 Tax Cut and Jobs Act. Shares of General Electric, an industrial conglomerate not held in the Fund, fell amid the company’s efforts to implement a restructuring plan.

Leading individual detractors from the Fund’s relative performance included its overweight positions in Expedia Inc., Everest Re Group Ltd. and eBay Inc. Shares of Expedia, an online travel booking company, fell after the company reported lower-than-expected earnings and revenue for the third quarter of 2017. Shares of Everest Re Group, a property and casualty insurer, fell amid investor concerns about record high damage estimates from hurricanes and other catastrophes in 2017. Shares of eBay, an Internet marketplace provider, fell after the company issued a weaker-than-expected forecast for earnings and revenue for the fourth quarter of 2017.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Microsoft Corp.	4.0%
2.	Apple, Inc.	3.8
3.	Boeing Co. (The)	2.6
4.	Bank of America Corp.	2.5
5.	Citigroup, Inc.	2.5
6.	Caterpillar, Inc.	2.4
7.	Anthem, Inc.	2.3
8.	Valero Energy Corp.	2.2
9.	WalMart Stores, Inc.	2.1
10.	eBay, Inc.	2.0

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	23.6%
Financials	15.7
Health Care	12.5
Consumer Discretionary	11.5
Industrials	10.2
Consumer Staples	7.5
Energy	6.0
Materials	3.2
Utilities	2.7
Real Estate	2.4
Telecommunication Services	2.0
Short-Term Investment	2.7

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2017. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2017	J.P. MORGAN INTREPID FUNDS	3

JPMorgan Intrepid America Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2017 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2017

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 19, 2005
With Sales Charge**		8.55%	16.52%	14.16%	7.29%
Without Sales Charge		14.55	22.99	15.40	7.87
CLASS C SHARES	February 19, 2005
With CDSC***		13.24	21.36	14.83	7.34
Without CDSC		14.24	22.36	14.83	7.34
CLASS I SHARES	February 28, 2003	14.67	23.30	15.72	8.15
CLASS R2 SHARES	November 3, 2008	14.43	22.69	15.12	7.63
CLASS R5 SHARES	May 15, 2006	14.80	23.53	15.93	8.37
CLASS R6 SHARES	November 2, 2015	14.83	23.63	15.98	8.39

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/07 TO 12/31/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Intrepid America Fund, the S&P 500 Index, the Lipper Large-Cap Core Funds Index and the Lipper Multi-Cap Core Funds Index from December 31, 2007 to December 31, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Core Funds Index and the Lipper Multi-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Large-Cap Core Funds Index and the Lipper Multi-Cap Core Funds Index are indexes based on the total returns of certain mutual funds within the Fund’s designated categories as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2017

JPMorgan Intrepid Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2017 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	15.58%
Russell 1000 Growth Index	14.23%

Net Assets as of 12/31/2017 (In Thousands)	$1,141,438

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid Growth Fund (the “Fund”) seeks to provide long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares outperformed the Russell 1000 Growth Index (the “Benchmark”) for the six months ended December 31, 2017. The Fund’s security selection in the industrials and information technology sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the financials and real estate sectors was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Boeing Co., VMware Inc. and Align Technology Inc. Shares of Boeing, an aircraft manufacturer, rose amid growth in new orders, an increase in the company’s stock dividend and an $18 billion stock repurchase plan. Shares of VMware, a provider of cloud computing services, rose after the company reported better-than-expected earnings for the third quarter of 2017. Shares of Align Technology, a maker of dental medical devices, rose after the company reported better-than-expected earnings and sales growth during the reporting period.

Leading individual detractors from the Fund’s relative performance included the Fund’s overweight positions in Dish Network Co., Expedia Inc. and Oracle Corp. Shares of Dish Network, a subscription TV provider, fell after the company reported lower-than-expected earnings for the third quarter of 2017. Shares of Expedia, an online travel booking company, fell after the company reported lower-than-expected earnings and revenue for the third quarter of 2017. Shares of Oracle, a database software provider, fell after the company reported weak growth in its cloud computing business and issued a lower-than-expected earnings forecast.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Apple, Inc.	6.3%
2.	Microsoft Corp.	5.6
3.	Visa, Inc., Class A	3.3
4.	Boeing Co. (The)	3.2
5.	Caterpillar, Inc.	2.7
6.	Amazon.com, Inc.	2.6
7.	Home Depot, Inc. (The)	2.4
8.	Amgen, Inc.	2.2
9.	VMware, Inc., Class A	2.1
10.	Applied Materials, Inc.	2.1

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	37.5%
Consumer Discretionary	17.8
Health Care	13.1
Industrials	12.7
Consumer Staples	6.3
Materials	3.5
Financials	2.7
Real Estate	2.1
Energy	1.1
Others (each less than 1.0%)	1.1
Short-Term Investment	2.1

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2017. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2017	J.P. MORGAN INTREPID FUNDS	5

JPMorgan Intrepid Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2017 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2017

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 19, 2005
With Sales Charge**		9.38%	24.65%	15.81%	8.58%
Without Sales Charge		15.44	31.55	17.06	9.17
CLASS C SHARES	February 19, 2005
With CDSC***		14.15	29.93	16.49	8.63
Without CDSC		15.15	30.93	16.49	8.63
CLASS I SHARES	February 28, 2003	15.58	31.89	17.35	9.44
CLASS R2 SHARES	November 3, 2008	15.28	31.26	16.78	8.92
CLASS R5 SHARES	May 15, 2006	15.67	32.15	17.58	9.66
CLASS R6 SHARES	November 2, 2015	15.72	32.21	17.61	9.67

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/07 TO 12/31/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Intrepid Growth Fund, the Russell 1000 Growth Index, the Lipper Large-Cap Growth Funds Index and the Lipper Multi-Cap Growth Funds Index from December 31, 2007 to December 31, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Growth Funds Index and the Lipper Multi-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Large-Cap Growth Funds Index and the Lipper Multi-Cap Growth Funds Index are indexes based on the total returns of certain mutual funds within the Fund’s designated categories as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2017

JPMorgan Intrepid Mid Cap Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2017 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	10.31%
Russell Midcap Index	9.75%

Net Assets as of 12/31/2017 (In Thousands)	$965,109

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid Mid Cap Fund (the “Fund”) seeks long-term capital growth by investing primarily in equity securities of companies with intermediate capitalizations.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares outperformed the Russell Midcap Index (the “Benchmark”) for the six months ended December 31, 2017. The Fund’s security selection in the utilities and consumer stable sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the systems hardware and software & services sectors was a leading positive detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in NRG Energy Inc., Pilgrim’s Pride Corp. and Tyson Foods Inc. Shares of NRG Energy, an electric utility, rose after the company unveiled a plan to sell off power plants, cut costs and reduce debt. Shares of Pilgrim’s Pride and Tyson Foods, both poultry processors, rose after they each reported better-than-expected earnings and revenue for the third quarter of 2017.

Leading individual detractors from relative performance included the Fund’s overweight positions in Popular Inc., Ingersoll-Rand PLC and United Continental Holdings Inc. Shares of Popular, a banking and financial services company based in San Juan, Puerto Rico, fell amid investor concerns about the impact of Puerto Rico’s slow recovery from Hurricane Maria and after the company reported a drop in earnings for the second quarter of 2017. Shares of Ingersoll-Rand, an industrial goods maker, fell after the company reported lower-than-expected revenue for the third quarter of 2017. Shares of United Continental Holdings, an airline operator, fell after the company reported canceling large numbers of flights due to hurricanes in Florida, Texas and the Caribbean.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Jacobs Engineering Group, Inc.	2.1%
2.	Xerox Corp.	2.0
3.	ManpowerGroup, Inc.	2.0
4.	LPL Financial Holdings, Inc.	1.9
5.	Huntington Ingalls Industries, Inc.	1.9
6.	DXC Technology Co.	1.8
7.	PVH Corp.	1.8
8.	Equinix, Inc.	1.7
9.	MSCI, Inc.	1.6
10.	Marvell Technology Group Ltd., (Bermuda)	1.6

PORTFOLIO COMPOSITION BY SECTOR***
Industrials	17.4%
Information Technology	16.4
Financials	13.1
Consumer Discretionary	10.3
Health Care	9.9
Real Estate	9.5
Materials	6.0
Energy	5.8
Utilities	5.6
Consumer Staples	4.6
Telecommunication Services	0.4
Short-Term Investment	1.0

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2017. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2017	J.P. MORGAN INTREPID FUNDS	7

JPMorgan Intrepid Mid Cap Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2017 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2017

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	May 1, 1992
With Sales Charge**		4.35%	10.56%	13.38%	7.59%
Without Sales Charge		10.16	16.70	14.61	8.17
CLASS C SHARES	March 22, 1999
With CDSC***		8.89	15.03	13.91	7.49
Without CDSC		9.89	16.03	13.91	7.49
CLASS I SHARES	June 1, 1991	10.31	16.96	14.90	8.44
CLASS R3 SHARES	September 9, 2016	10.19	16.69	14.61	8.17
CLASS R4 SHARES	September 9, 2016	10.29	16.95	14.88	8.44
CLASS R6 SHARES	November 2, 2015	10.43	17.29	15.02	8.50

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/07 TO 12/31/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R3 Shares and Class R4 Shares would have been similar to those shown because Class R3 Shares and Class R4 Shares have similar expenses to those of Class A and Class I Shares, respectively.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Intrepid Mid Cap Fund, the Russell Midcap Index and the Lipper Mid-Cap Core Funds Index from December 31, 2007 to December 31, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell Midcap Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mid-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell Midcap Index is an unmanaged index which measures the performance of the 800 smallest companies of the Russell 1000 Index. The Lipper Mid-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2017

JPMorgan Intrepid Sustainable Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2017 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	10.59%
Standard & Poor’s 500 Index	11.42%

Net Assets as of 12/31/2017 (In Thousands)	$20,702

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid Sustainable Equity Fund (the “Fund”) seeks to provide long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the Standard & Poor’s 500 Index (the “Benchmark”) for the six months ended December 31, 2017. The Fund’s security selection in the consumer staples and energy sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s underweight position in the real estate sector and its security selection in the industrials sector were leading contributors to relative performance.

Leading individual detractors from performance relative to the Benchmark included the Fund’s overweight positions in Oracle Corp., Walgreens Boots Alliance Inc. and CenturyLink Inc. Shares of Oracle, a database software provider, fell after the company reported weak growth in its cloud computing business and issued a lower-than-expected earnings forecast. Shares of Walgreens Boots Alliance, a retail and wholesale pharmacy chain, fell amid investor concerns that its wholesale pharmacy business would lose significant market share to Amazon.com Inc. Shares of CenturyLink, a telecommunications services provider, fell ahead of the company’s planned $25 billion acquisition of Level 3 Communications Inc.

Leading individual contributors to performance relative to the Benchmark included the Fund’s underweight position in General Electric Co. and its overweight positions in Lowe’s Cos. and Valero Energy Corp. Shares of General Electric, an industrial conglomerate not held by the Fund, fell amid the company’s efforts to implement a restructuring plan. Shares of Lowe’s, a home improvement retail chain, rose after the company reported better-than-expected earnings for the third quarter of 2017 and forecasted a 5% increase in sales for the full year 2017. Shares of Valero Energy, a petroleum refiner, rose amid rising fuel prices in the U.S.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Apple, Inc.	6.0%
2.	Microsoft Corp.	5.3
3.	Citigroup, Inc.	3.9
4.	Home Depot, Inc. (The)	2.6
5.	Lowe’s Cos., Inc.	2.5
6.	PepsiCo, Inc.	2.4
7.	Bank of America Corp.	2.3
8.	Walgreens Boots Alliance, Inc.	2.3
9.	Verizon Communications, Inc.	2.2
10.	PNC Financial Services Group, Inc. (The)	2.2

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	23.6%
Financials	17.1
Consumer Discretionary	13.5
Health Care	13.2
Consumer Staples	8.5
Industrials	8.0
Energy	5.8
Telecommunication Services	2.8
Utilities	2.6
Materials	1.7
Real Estate	0.8
Short-Term Investment	2.4

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2017. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2017	J.P. MORGAN INTREPID FUNDS	9

JPMorgan Intrepid Sustainable Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2017 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2017

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 19, 2005
With Sales Charge**		4.67%	14.64%	13.99%	7.06%
Without Sales Charge		10.47	20.99	15.23	7.64
CLASS C SHARES	February 19, 2005
With CDSC***		9.19	19.38	14.66	7.10
Without CDSC		10.19	20.38	14.66	7.10
CLASS I SHARES	February 28, 2003	10.59	21.28	15.52	7.91

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/07 TO 12/31/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Intrepid Sustainable Equity Fund, the S&P 500 Index and the Lipper Large-Cap Core Funds Index from December 31, 2007 to December 31, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market.

The Lipper Large-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Effective November 1, 2016, the Fund changed its investment strategies. Although past performance is not necessarily an indication of how the Fund will perform in the future, in view of these changes, the Fund’s performance record prior to this date might be less relevant for investors considering whether to purchase shares of the Fund.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2017

JPMorgan Intrepid Value Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2017 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	12.49%
Russell 1000 Value Index	8.61%

Net Assets as of 12/31/2017 (In Thousands)	$1,069,827

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid Value Fund (the “Fund”) seeks to provide long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares outperformed the Russell 1000 Value Index (the “Benchmark”) for the six months ended December 31, 2017. The Fund’s security selection in the industrials and consumer staples sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the financials and real estate sectors was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Boeing Co. and Valero Energy Co. and its underweight position in General Electric Co. Shares of Boeing, an aircraft manufacturer, rose amid growth in new orders, an increase in the company’s stock dividend and an $18 billion stock repurchase plan. Shares of Valero Energy, a petroleum refiner, rose amid rising fuel prices in the U.S. Shares of General Electric, an industrial conglomerate not held by the Fund, fell amid the company’s efforts to implement a restructuring plan.

Leading individual detractors from relative performance included the Fund’s overweight positions in Allergan PLC and Assured Guaranty Ltd., and its underweight position in Intel Corp. Shares of Allergan, a drug maker, fell after the company lost its legal battle to protect its dry eye medication from competition by generic formulations of the drug. Shares of Assured Guaranty, a bond insurer, fell amid investor concerns about a potential default on bonds issued by Puerto Rico. Shares of Intel, a semiconductor maker not held by the Fund, rose amid gains in the broader semiconductor sector.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Bank of America Corp.	4.0%
2.	Citigroup, Inc.	3.5
3.	PNC Financial Services Group, Inc. (The)	2.5
4.	Valero Energy Corp.	2.3
5.	Wal-Mart Stores, Inc.	2.1
6.	Boeing Co. (The)	1.9
7.	HP, Inc.	1.9
8.	Humana, Inc.	1.8
9.	Amgen, Inc.	1.8
10.	Allstate Corp. (The)	1.8

PORTFOLIO COMPOSITION BY SECTOR***
Financials	27.4%
Health Care	13.4
Energy	10.8
Consumer Discretionary	9.3
Information Technology	9.2
Industrials	8.7
Consumer Staples	7.9
Utilities	5.2
Real Estate	3.1
Materials	2.8
Telecommunication Services	0.1
Short-Term Investment	2.1

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2017. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2017	J.P. MORGAN INTREPID FUNDS	11

JPMorgan Intrepid Value Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2017 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2017

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 19, 2005
With Sales Charge**		6.47%	10.34%	12.22%	6.31%
Without Sales Charge		12.37	16.45	13.43	6.88
CLASS C SHARES	February 19, 2005
With CDSC***		11.09	14.85	12.86	6.35
Without CDSC		12.09	15.85	12.86	6.35
CLASS I SHARES	February 28, 2003	12.49	16.66	13.61	7.07
CLASS R2 SHARES	November 3, 2008	12.19	16.07	13.13	6.63
CLASS R5 SHARES	May 15, 2006	12.59	16.87	13.83	7.29
CLASS R6 SHARES	November 30, 2010	12.60	16.94	13.89	7.32

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/07 TO 12/31/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Intrepid Value Fund, the Russell 1000 Value Index, the Lipper Large-Cap Value Funds Index and the Lipper Multi-Cap Value Funds Index from December 31, 2007 to December 31, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Value Funds Index and the Lipper Multi-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Lipper Large-Cap Value Funds Index and the Lipper Multi-Cap Value Funds Index are indexes based on the total returns of certain mutual funds within the Fund’s designated categories as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

12	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2017

JPMorgan Intrepid America Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 97.6%
	Consumer Discretionary — 11.5%
	Automobiles — 0.6%
654	General Motors Co.	26,816

	Diversified Consumer Services — 0.6%
930	H&R Block, Inc.	24,395

	Hotels, Restaurants & Leisure — 1.5%
207	Hilton Worldwide Holdings, Inc.	16,539
305	Wyndham Worldwide Corp.	35,317
253	Yum China Holdings, Inc.	10,125

		61,981

	Household Durables — 0.8%
729	Toll Brothers, Inc.	35,006

	Internet & Direct Marketing Retail — 1.9%
37	Amazon.com, Inc. (a)	43,621
226	Expedia, Inc.	27,008
144	Wayfair, Inc., Class A (a)	11,551

		82,180

	Media — 2.1%
445	CBS Corp. (Non-Voting), Class B	26,273
643	Comcast Corp., Class A	25,736
234	DISH Network Corp., Class A (a)	11,159
1,444	News Corp., Class A	23,412

		86,580

	Specialty Retail — 3.4%
598	Best Buy Co., Inc.	40,966
293	Burlington Stores, Inc. (a)	35,998
292	Home Depot, Inc. (The)	55,381
126	Tiffany & Co.	13,108

		145,453

	Textiles, Apparel & Luxury Goods — 0.6%
187	PVH Corp.	25,631

	Total Consumer Discretionary	488,042

	Consumer Staples — 7.5%
	Beverages — 0.9%
303	PepsiCo, Inc.	36,324

	Food & Staples Retailing — 2.1%
911	Wal-Mart Stores, Inc.	89,912

	Food Products — 3.2%
766	Conagra Brands, Inc.	28,840
211	Ingredion, Inc.	29,470
925	Pilgrim’s Pride Corp. (a)	28,724
587	Tyson Foods, Inc., Class A	47,580

		134,614

SHARES	SECURITY DESCRIPTION	VALUE($)

	Household Products — 0.5%
488	Energizer Holdings, Inc.	23,409

	Personal Products — 0.8%
525	Nu Skin Enterprises, Inc., Class A	35,828

	Total Consumer Staples	320,087

	Energy — 6.0%
	Energy Equipment & Services — 0.4%
451	TechnipFMC plc, (United Kingdom)	14,111

	Oil, Gas & Consumable Fuels — 5.6%
320	Andeavor	36,577
507	ConocoPhillips	27,818
240	Devon Energy Corp.	9,924
759	HollyFrontier Corp.	38,871
506	Marathon Petroleum Corp.	33,379
1,004	Valero Energy Corp.	92,278

		238,847

	Total Energy	252,958

	Financials — 15.7%
	Banks — 7.3%
3,653	Bank of America Corp.	107,840
639	CIT Group, Inc.	31,448
1,446	Citigroup, Inc.	107,567
329	Comerica, Inc.	28,535
159	PNC Financial Services Group, Inc. (The)	22,942
798	Regions Financial Corp.	13,789

		312,121

	Capital Markets — 3.9%
175	Ameriprise Financial, Inc.	29,674
200	Moody’s Corp.	29,463
234	Morgan Stanley	12,252
224	MSCI, Inc.	28,345
377	S&P Global, Inc.	63,897

		163,631

	Insurance — 4.0%
426	Allstate Corp. (The)	44,627
493	Assured Guaranty Ltd.	16,705
123	Everest Re Group Ltd.	27,127
266	Lincoln National Corp.	20,417
3	MetLife, Inc.	172
751	Progressive Corp. (The)	42,296
161	RenaissanceRe Holdings Ltd., (Bermuda)	20,165

		171,509

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN INTREPID FUNDS	13

JPMorgan Intrepid America Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (Unaudited) (continued)

(Amounts in thousands, except number of Futures contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Mortgage Real Estate Investment Trusts (REITs) — 0.5%
400	Chimera Investment Corp.	7,396
782	Two Harbors Investment Corp.	12,708

		20,104

	Total Financials	667,365

	Health Care — 12.6%
	Biotechnology — 4.0%
284	AbbVie, Inc.	27,485
251	Amgen, Inc.	43,631
1,121	Gilead Sciences, Inc.	80,316
125	Vertex Pharmaceuticals, Inc. (a)	18,777

		170,209

	Health Care Equipment & Supplies — 1.9%
1,228	Baxter International, Inc.	79,346

	Health Care Providers & Services — 5.9%
435	Anthem, Inc.	97,812
340	Centene Corp. (a)	34,329
69	Express Scripts Holding Co. (a)	5,143
292	Humana, Inc.	72,461
102	McKesson Corp.	15,845
75	Molina Healthcare, Inc. (a)	5,736
97	WellCare Health Plans, Inc. (a)	19,506

		250,832

	Pharmaceuticals — 0.8%
147	Bristol-Myers Squibb Co.	9,032
655	Pfizer, Inc.	23,728

		32,760

	Total Health Care	533,147

	Industrials — 10.2%
	Aerospace & Defense — 2.6%
381	Boeing Co. (The)	112,272

	Airlines — 1.8%
257	Copa Holdings SA, (Panama), Class A	34,426
660	Delta Air Lines, Inc.	36,946
98	Southwest Airlines Co.	6,414

		77,786

	Building Products — 0.6%
259	Owens Corning	23,794

	Electrical Equipment — 0.6%
129	Rockwell Automation, Inc.	25,290

	Machinery — 3.4%
650	Caterpillar, Inc.	102,443

SHARES	SECURITY DESCRIPTION	VALUE($)

	Machinery — continued
257	Deere & Co.	40,192

		142,635

	Professional Services — 0.7%
252	ManpowerGroup, Inc.	31,805

	Trading Companies & Distributors — 0.5%
113	United Rentals, Inc. (a)	19,495

	Total Industrials	433,077

	Information Technology — 23.7%
	Internet Software & Services — 4.3%
20	Alphabet, Inc., Class A (a)	21,279
27	Alphabet, Inc., Class C (a)	28,148
2,306	eBay, Inc. (a)	87,029
77	Facebook, Inc., Class A (a)	13,499
279	VeriSign, Inc. (a)	31,883

		181,838

	IT Services — 2.1%
361	DXC Technology Co.	34,217
494	Visa, Inc., Class A	56,291

		90,508

	Semiconductors & Semiconductor Equipment — 4.2%
1,576	Applied Materials, Inc.	80,550
261	First Solar, Inc. (a)	17,643
321	Lam Research Corp.	59,068
188	Maxim Integrated Products, Inc.	9,829
245	Teradyne, Inc.	10,258

		177,348

	Software — 7.4%
2,011	Microsoft Corp.	172,021
885	Oracle Corp.	41,852
153	Take-Two Interactive Software, Inc. (a)	16,774
651	VMware, Inc., Class A (a)	81,634

		312,281

	Technology Hardware, Storage & Peripherals — 5.7%
953	Apple, Inc.	161,208
3,924	HP, Inc.	82,452

		243,660

	Total Information Technology	1,005,635

	Materials — 3.3%
	Chemicals — 0.8%
1,044	Huntsman Corp.	34,758

	Containers & Packaging — 0.1%
89	Berry Global Group, Inc. (a)	5,233

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Metals & Mining — 1.9%
678	Alcoa Corp. (a)	36,497
991	Freeport-McMoRan, Inc. (a)	18,793
624	Newmont Mining Corp.	23,394

		78,684

	Paper & Forest Products — 0.5%
730	Louisiana-Pacific Corp. (a)	19,170

	Total Materials	137,845

	Real Estate — 2.4%
	Equity Real Estate Investment Trusts (REITs) — 2.2%
515	American Tower Corp.	73,418
269	Equity Commonwealth (a)	8,192
70	GEO Group, Inc. (The)	1,649
72	Prologis, Inc.	4,651
236	Sunstone Hotel Investors, Inc.	3,893

		91,803

	Real Estate Management & Development — 0.2%
214	CBRE Group, Inc., Class A (a)	9,273

	Total Real Estate	101,076

	Telecommunication Services — 2.0%
	Diversified Telecommunication Services — 2.0%
2,208	AT&T, Inc.	85,859

	Utilities — 2.7%
	Electric Utilities — 0.6%
163	NextEra Energy, Inc.	25,443

SHARES	SECURITY DESCRIPTION	VALUE($)

	Independent Power and Renewable Electricity Producers — 1.4%
2,507	AES Corp.	27,146
1,078	NRG Energy, Inc.	30,687

		57,833

	Multi-Utilities — 0.7%
1,098	CenterPoint Energy, Inc.	31,125

	Total Utilities	114,401

	Total Common Stocks (Cost $3,066,448)	4,139,492

Short-Term Investment — 2.7%
	Investment Company — 2.7%
116,415	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 1.14% (b) (l) (Cost $116,415)	116,415

	Total Investments — 100.3% (Cost $3,182,863)	4,255,907
	Liabilities in Excess of Other Assets — (0.3)%	(10,997)

	NET ASSETS — 100.0%	$4,244,910

Percentages indicated are based on net assets.

Futures contracts outstanding as of December 31, 2017:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)
Long Contracts
S&P 500 E-Mini Index	737	03/2018	USD	$98,611	$576

					$576

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN INTREPID FUNDS	15

JPMorgan Intrepid Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 97.8%
	Consumer Discretionary — 17.8%
	Auto Components — 0.5%
31	Lear Corp.	5,424

	Automobiles — 0.1%
27	General Motors Co.	1,123

	Hotels, Restaurants & Leisure — 3.4%
106	Dunkin’ Brands Group, Inc.	6,808
122	Hilton Worldwide Holdings, Inc.	9,711
55	Marriott International, Inc., Class A	7,438
64	Scientific Games Corp., Class A (a)	3,283
61	Wyndham Worldwide Corp.	7,010
123	Yum China Holdings, Inc.	4,935

		39,185

	Household Durables — 1.6%
3	NVR, Inc. (a)	9,121
197	Toll Brothers, Inc.	9,467

		18,588

	Internet & Direct Marketing Retail — 4.8%
25	Amazon.com, Inc. (a)	29,471
68	Expedia, Inc.	8,108
354	Liberty Interactive Corp. QVC Group, Class A (a)	8,652
2	Priceline Group, Inc. (The) (a)	2,954
66	Wayfair, Inc., Class A (a)	5,266

		54,451

	Media — 3.0%
176	Comcast Corp., Class A	7,061
136	DISH Network Corp., Class A (a)	6,499
215	Live Nation Entertainment, Inc. (a)	9,144
237	News Corp., Class A	3,841
1,407	Sirius XM Holdings, Inc.	7,541

		34,086

	Specialty Retail — 4.1%
144	Best Buy Co., Inc.	9,846
80	Burlington Stores, Inc. (a)	9,855
144	Home Depot, Inc. (The)	27,216

		46,917

	Textiles, Apparel & Luxury Goods — 0.3%
23	PVH Corp.	3,183

	Total Consumer Discretionary	202,957

	Consumer Staples — 6.3%
	Beverages — 2.3%
86	National Beverage Corp.	8,399
150	PepsiCo, Inc.	18,024

		26,423

SHARES	SECURITY DESCRIPTION	VALUE($)

	Food & Staples Retailing — 1.5%
57	Walgreens Boots Alliance, Inc.	4,132
125	Wal-Mart Stores, Inc.	12,334

		16,466

	Food Products — 1.8%
237	Conagra Brands, Inc.	8,917
280	Pilgrim’s Pride Corp. (a)	8,709
35	Tyson Foods, Inc., Class A	2,829

		20,455

	Personal Products — 0.7%
118	Nu Skin Enterprises, Inc., Class A	8,031

	Total Consumer Staples	71,375

	Energy — 1.2%
	Oil, Gas & Consumable Fuels — 1.2%
65	Andeavor	7,432
19	Marathon Petroleum Corp.	1,280
48	Valero Energy Corp.	4,375

	Total Energy	13,087

	Financials — 2.7%
	Banks — 0.4%
3	Citigroup, Inc.	231
51	Comerica, Inc.	4,453

		4,684

	Capital Markets — 1.0%
6	Moody’s Corp.	886
79	MSCI, Inc.	9,933

		10,819

	Insurance — 1.3%
12	Allstate Corp. (The)	1,204
154	Assured Guaranty Ltd.	5,202
29	Everest Re Group Ltd.	6,306
32	Lincoln National Corp.	2,491

		15,203

	Total Financials	30,706

	Health Care — 13.0%
	Biotechnology — 4.7%
84	AbbVie, Inc.	8,153
142	Amgen, Inc.	24,642
42	Exelixis, Inc. (a)	1,289
156	Gilead Sciences, Inc.	11,140
56	Vertex Pharmaceuticals, Inc. (a)	8,437

		53,661

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Health Care Equipment & Supplies — 2.9%
39	Align Technology, Inc. (a)	8,754
182	Baxter International, Inc.	11,739
52	IDEXX Laboratories, Inc. (a)	8,194
38	Masimo Corp. (a)	3,197
18	Varian Medical Systems, Inc. (a)	2,034

		33,918

	Health Care Providers & Services — 5.2%
79	Anthem, Inc.	17,776
91	Centene Corp. (a)	9,200
12	Cigna Corp.	2,356
56	Humana, Inc.	13,942
120	Molina Healthcare, Inc. (a)	9,186
33	WellCare Health Plans, Inc. (a)	6,657

		59,117

	Health Care Technology — 0.2%
39	Veeva Systems, Inc., Class A (a)	2,139

	Total Health Care	148,835

	Industrials — 12.7%
	Aerospace & Defense — 3.4%
125	Boeing Co. (The)	36,716
27	Spirit AeroSystems Holdings, Inc., Class A	2,382

		39,098

	Airlines — 2.6%
78	American Airlines Group, Inc.	4,048
72	Copa Holdings SA, (Panama), Class A	9,586
207	Delta Air Lines, Inc.	11,592
73	Southwest Airlines Co.	4,745

		29,971

	Electrical Equipment — 0.7%
42	Rockwell Automation, Inc.	8,168

	Machinery — 4.3%
194	Caterpillar, Inc.	30,539
75	Deere & Co.	11,754
69	Lincoln Electric Holdings, Inc.	6,273

		48,566

	Professional Services — 0.9%
75	ManpowerGroup, Inc.	9,496

	Trading Companies & Distributors — 0.8%
54	United Rentals, Inc. (a)	9,318

	Total Industrials	144,617

SHARES	SECURITY DESCRIPTION	VALUE($)

	Information Technology — 37.4%
	Electronic Equipment, Instruments & Components — 0.1%
26	Jabil, Inc.	690

	Internet Software & Services — 8.2%
18	Alphabet, Inc., Class A (a)	18,961
18	Alphabet, Inc., Class C (a)	18,417
601	eBay, Inc. (a)	22,686
107	Facebook, Inc., Class A (a)	18,934
41	IAC/InterActiveCorp (a)	5,050
87	VeriSign, Inc. (a)	9,910

		93,958

	IT Services — 4.7%
95	DXC Technology Co.	9,035
23	Mastercard, Inc., Class A	3,527
78	Teradata Corp. (a)	3,015
330	Visa, Inc., Class A	37,592

		53,169

	Semiconductors & Semiconductor Equipment — 4.3%
478	Applied Materials, Inc.	24,425
105	Lam Research Corp.	19,254
36	Maxim Integrated Products, Inc.	1,898
40	Skyworks Solutions, Inc.	3,779

		49,356

	Software — 12.1%
90	Adobe Systems, Inc. (a)	15,772
13	Citrix Systems, Inc. (a)	1,118
749	Microsoft Corp.	64,057
229	Oracle Corp.	10,818
16	Red Hat, Inc. (a)	1,861
106	Synopsys, Inc. (a)	9,052
36	Tableau Software, Inc., Class A (a)	2,505
81	Take-Two Interactive Software, Inc. (a)	8,892
196	VMware, Inc., Class A (a)	24,500

		138,575

	Technology Hardware, Storage & Peripherals — 8.0%
423	Apple, Inc.	71,644
952	HP, Inc.	19,999

		91,643

	Total Information Technology	427,391

	Materials — 3.5%
	Chemicals — 1.4%
121	Chemours Co. (The)	6,072
297	Huntsman Corp.	9,890

		15,962

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN INTREPID FUNDS	17

JPMorgan Intrepid Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (Unaudited) (continued)

(Amounts in thousands, except number of Futures contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Containers & Packaging — 0.7%
140	Berry Global Group, Inc. (a)	8,202

	Metals & Mining — 1.4%
115	Alcoa Corp. (a)	6,174
225	Freeport-McMoRan, Inc. (a)	4,272
150	Newmont Mining Corp.	5,620

		16,066

	Total Materials	40,230

	Real Estate — 2.1%
	Equity Real Estate Investment Trusts (REITs) — 1.7%
69	American Tower Corp.	9,887
139	Equity Commonwealth (a)	4,235
106	GEO Group, Inc. (The)	2,509
190	Sunstone Hotel Investors, Inc.	3,142

		19,773

	Real Estate Management & Development — 0.4%
76	CBRE Group, Inc., Class A (a)	3,274
47	Realogy Holdings Corp.	1,244

		4,518

	Total Real Estate	24,291

	Telecommunication Services — 0.7%
	Diversified Telecommunication Services — 0.4%
111	AT&T, Inc.	4,317

SHARES	SECURITY DESCRIPTION	VALUE($)

	Wireless Telecommunication Services — 0.3%
52	T-Mobile US, Inc. (a)	3,315

	Total Telecommunication Services	7,632

	Utilities — 0.4%
	Independent Power and Renewable Electricity Producers — 0.4%
145	NRG Energy, Inc.	4,141

	Total Common Stocks (Cost $741,257)	1,115,262

Short-Term Investment — 2.1%
	Investment Company — 2.1%
24,487	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 1.14% (b) (l) (Cost $24,487)	24,487

	Total Investments — 99.9% (Cost $765,744)	1,139,749
	Other Assets in Excess of Liabilities — 0.1%	1,689

	NET ASSETS — 100.0%	$1,141,438

Percentages indicated are based on net assets.

Futures contracts outstanding as of December 31, 2017:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)
Long Contracts
S&P 500 E-Mini Index	181	03/2018	USD	$24,218	$306

					$306

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2017

JPMorgan Intrepid Mid Cap Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (Unaudited)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — 98.9%
		Consumer Discretionary — 10.3%
		Auto Components — 1.1%
81		Visteon Corp. (a)	10,149

		Automobiles — 0.0% (g)
3		Thor Industries, Inc.	377

		Diversified Consumer Services — 0.6%
112		ServiceMaster Global Holdings, Inc. (a)	5,758

		Hotels, Restaurants & Leisure — 1.3%
21		Royal Caribbean Cruises Ltd.	2,445
21		Vail Resorts, Inc.	4,483
142		Yum China Holdings, Inc.	5,663

			12,591

		Household Durables — 0.2%
—	(h)	NVR, Inc. (a)	1,579

		Media — 1.4%
—	(h)	Cable One, Inc.	281
113		Liberty Media Corp.-Liberty SiriusXM, Class A (a)	4,462
12		Lions Gate Entertainment Corp., Class A (a)	392
278		Viacom, Inc., Class B	8,578

			13,713

		Multiline Retail — 1.4%
126		Dollar Tree, Inc. (a)	13,521

		Specialty Retail — 1.8%
180		Best Buy Co., Inc.	12,338
29		Tiffany & Co.	3,025
63		Urban Outfitters, Inc. (a)	2,205

			17,568

		Textiles, Apparel & Luxury Goods — 2.5%
106		Michael Kors Holdings Ltd. (a)	6,654
125		PVH Corp.	17,137

			23,791

		Total Consumer Discretionary	99,047

		Consumer Staples — 4.6%
		Food & Staples Retailing — 0.3%
1,684		Rite Aid Corp. (a)	3,318

		Food Products — 4.1%
27		Bunge Ltd.	1,784
90		Ingredion, Inc.	12,610
325		Pilgrim’s Pride Corp. (a)	10,079
182		Tyson Foods, Inc., Class A	14,730

			39,203

SHARES	SECURITY DESCRIPTION	VALUE($)

	Personal Products — 0.2%
31	Nu Skin Enterprises, Inc., Class A	2,115

	Total Consumer Staples	44,636

	Energy — 5.8%
	Energy Equipment & Services — 0.4%
120	Baker Hughes a GE Co.	3,813

	Oil, Gas & Consumable Fuels — 5.4%
42	Andeavor	4,802
306	Cabot Oil & Gas Corp.	8,740
43	Cimarex Energy Co.	5,301
75	Devon Energy Corp.	3,092
6	EQT Corp.	351
424	Marathon Oil Corp.	7,171
83	Marathon Petroleum Corp.	5,443
39	Murphy Oil Corp.	1,202
6	Noble Energy, Inc.	166
44	ONEOK, Inc.	2,368
46	PBF Energy, Inc., Class A	1,645
87	QEP Resources, Inc. (a)	833
24	Valero Energy Corp.	2,197
61	Williams Cos., Inc. (The)	1,857
177	World Fuel Services Corp.	4,981
136	WPX Energy, Inc. (a)	1,918

		52,067

	Total Energy	55,880

	Financials — 13.1%
	Banks — 3.9%
29	Citizens Financial Group, Inc.	1,201
44	East West Bancorp, Inc.	2,646
179	KeyCorp	3,606
330	Popular, Inc., (Puerto Rico)	11,726
236	Regions Financial Corp.	4,080
17	SVB Financial Group (a)	3,927
169	Synovus Financial Corp.	8,097
47	Zions Bancorp	2,374

		37,657

	Capital Markets — 4.4%
10	Ameriprise Financial, Inc.	1,746
82	BGC Partners, Inc., Class A	1,237
324	LPL Financial Holdings, Inc.	18,488
121	MSCI, Inc.	15,362
57	Raymond James Financial, Inc.	5,108

		41,941

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN INTREPID FUNDS	19

JPMorgan Intrepid Mid Cap Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Consumer Finance — 0.2%
14	Discover Financial Services	1,084
23	Synchrony Financial	900

		1,984

	Diversified Financial Services — 0.2%
33	Voya Financial, Inc.	1,637

	Insurance — 4.3%
50	American Financial Group, Inc.	5,470
4	American National Insurance Co.	487
12	Arch Capital Group Ltd. (a)	1,067
24	Aspen Insurance Holdings Ltd., (Bermuda)	978
24	Assurant, Inc.	2,435
36	Assured Guaranty Ltd.	1,219
9	Everest Re Group Ltd.	1,881
133	First American Financial Corp.	7,476
77	FNF Group	3,019
52	Hanover Insurance Group, Inc. (The)	5,653
33	Hartford Financial Services Group, Inc. (The)	1,852
22	Lincoln National Corp.	1,722
30	Principal Financial Group, Inc.	2,110
35	Progressive Corp. (The)	1,971
4	Torchmark Corp.	383
62	Unum Group	3,409
15	Validus Holdings Ltd.	709

		41,841

	Mortgage Real Estate Investment Trusts (REITs) — 0.1%
40	AGNC Investment Corp.	805
8	Chimera Investment Corp.	146

		951

	Total Financials	126,011

	Health Care — 9.9%
	Biotechnology — 2.0%
44	BioMarin Pharmaceutical, Inc. (a)	3,888
19	Bioverativ, Inc. (a)	1,003
41	Incyte Corp. (a)	3,864
37	Intercept Pharmaceuticals, Inc. (a)	2,173
51	Ionis Pharmaceuticals, Inc. (a)	2,545
59	Juno Therapeutics, Inc. (a)	2,692
41	TESARO, Inc. (a)	3,390

		19,555

	Health Care Equipment & Supplies — 3.4%
134	Hill-Rom Holdings, Inc.	11,261
153	Hologic, Inc. (a)	6,549
6	STERIS plc	499
9	Teleflex, Inc.	2,314
101	Zimmer Biomet Holdings, Inc.	12,164

		32,787

SHARES	SECURITY DESCRIPTION	VALUE($)

	Health Care Providers & Services — 3.2%
134	AmerisourceBergen Corp.	12,295
39	Centene Corp. (a)	3,884
42	DaVita, Inc. (a)	2,998
266	Premier, Inc., Class A (a)	7,773
21	WellCare Health Plans, Inc. (a)	4,213

		31,163

	Life Sciences Tools & Services — 0.4%
49	Agilent Technologies, Inc.	3,261

	Pharmaceuticals — 0.9%
255	Endo International plc (a)	1,975
116	Mylan NV (a)	4,917
22	Perrigo Co. plc	1,952

		8,844

	Total Health Care	95,610

	Industrials — 17.4%
	Aerospace & Defense — 3.8%
100	HEICO Corp., Class A	7,865
78	Huntington Ingalls Industries, Inc.	18,271
27	L3 Technologies, Inc.	5,342
54	Spirit AeroSystems Holdings, Inc., Class A	4,746

		36,224

	Airlines — 1.4%
99	Copa Holdings SA, (Panama), Class A	13,258

	Building Products — 0.6%
67	Owens Corning	6,188

	Commercial Services & Supplies — 0.7%
99	KAR Auction Services, Inc.	5,011
30	Stericycle, Inc. (a)	2,060

		7,071

	Construction & Engineering — 2.2%
23	Fluor Corp.	1,193
302	Jacobs Engineering Group, Inc.	19,913

		21,106

	Electrical Equipment — 0.4%
56	Regal Beloit Corp.	4,267

	Machinery — 5.4%
106	Crane Co.	9,448
140	Gardner Denver Holdings, Inc. (a)	4,737
161	Ingersoll-Rand plc	14,351
49	Parker-Hannifin Corp.	9,769
93	WABCO Holdings, Inc. (a)	13,317

		51,622

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Professional Services — 2.7%
153	ManpowerGroup, Inc.	19,232
122	TransUnion (a)	6,699

		25,931

	Road & Rail — 0.2%
19	Landstar System, Inc.	1,947

	Total Industrials	167,614

	Information Technology — 16.4%
	Communications Equipment — 1.4%
432	ARRIS International plc (a)	11,096
16	F5 Networks, Inc. (a)	2,047

		13,143

	Internet Software & Services — 0.2%
93	Twitter, Inc. (a)	2,242

	IT Services — 4.3%
24	Black Knight, Inc. (a)	1,043
186	DXC Technology Co.	17,623
40	Fidelity National Information Services, Inc.	3,726
80	Square, Inc., Class A (a)	2,760
85	Total System Services, Inc.	6,730
129	Vantiv, Inc., Class A (a)	9,503

		41,385

	Semiconductors & Semiconductor Equipment — 3.5%
7	First Solar, Inc. (a)	500
37	KLA-Tencor Corp.	3,877
36	Lam Research Corp.	6,627
715	Marvell Technology Group Ltd., (Bermuda)	15,340
371	ON Semiconductor Corp. (a)	7,762

		34,106

	Software — 3.6%
52	Activision Blizzard, Inc.	3,267
243	CA, Inc.	8,084
87	Citrix Systems, Inc. (a)	7,682
141	Nuance Communications, Inc. (a)	2,309
21	Tableau Software, Inc., Class A (a)	1,433
65	Take-Two Interactive Software, Inc. (a)	7,103
1,173	Zynga, Inc., Class A (a)	4,690

		34,568

	Technology Hardware, Storage & Peripherals — 3.4%
119	NCR Corp. (a)	4,048
115	Western Digital Corp.	9,122
673	Xerox Corp.	19,613

		32,783

	Total Information Technology	158,227

SHARES	SECURITY DESCRIPTION	VALUE($)

	Materials — 5.9%
	Chemicals — 1.9%
207	Cabot Corp.	12,755
170	Huntsman Corp.	5,673

		18,428

	Containers & Packaging — 2.4%
47	Avery Dennison Corp.	5,341
259	Berry Global Group, Inc. (a)	15,178
50	International Paper Co.	2,891

		23,410

	Metals & Mining — 1.6%
24	Alcoa Corp. (a)	1,282
109	Freeport-McMoRan, Inc. (a)	2,057
12	Newmont Mining Corp.	450
14	Reliance Steel & Aluminum Co.	1,167
246	Steel Dynamics, Inc.	10,593

		15,549

	Total Materials	57,387

	Real Estate — 9.5%
	Equity Real Estate Investment Trusts (REITs) — 9.2%
12	Alexandria Real Estate Equities, Inc.	1,606
45	American Campus Communities, Inc.	1,834
105	American Homes 4 Rent, Class A	2,289
10	Apartment Investment & Management Co., Class A	433
288	Apple Hospitality REIT, Inc.	5,654
79	Brixmor Property Group, Inc.	1,474
192	CoreCivic, Inc.	4,320
123	Corporate Office Properties Trust	3,583
14	Crown Castle International Corp.	1,543
40	CyrusOne, Inc.	2,393
5	DCT Industrial Trust, Inc.	276
19	Digital Realty Trust, Inc.	2,198
23	Douglas Emmett, Inc.	924
36	Equinix, Inc.	16,226
167	Equity Commonwealth (a)	5,085
33	Equity LifeStyle Properties, Inc.	2,973
121	Invitation Homes, Inc.	2,845
32	Liberty Property Trust	1,359
39	Mid-America Apartment Communities, Inc.	3,908
115	Prologis, Inc.	7,412
31	Regency Centers Corp.	2,165
103	Retail Properties of America, Inc., Class A	1,384
48	SBA Communications Corp. (a)	7,874
2	SL Green Realty Corp.	222

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN INTREPID FUNDS	21

JPMorgan Intrepid Mid Cap Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (Unaudited) (continued)

(Amounts in thousands, except number of Futures contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Equity Real Estate Investment Trusts (REITs) — continued
31	Sun Communities, Inc.	2,830
10	Vornado Realty Trust	782
137	Weyerhaeuser Co.	4,817

		88,409

	Real Estate Management & Development — 0.3%
78	CBRE Group, Inc., Class A (a)	3,395

	Total Real Estate	91,804

	Telecommunication Services — 0.4%
	Diversified Telecommunication Services — 0.4%
250	CenturyLink, Inc.	4,162

	Utilities — 5.6%
	Electric Utilities — 1.6%
79	Edison International	5,015
49	Entergy Corp.	4,004
163	FirstEnergy Corp.	5,003
46	Great Plains Energy, Inc.	1,470
5	Pinnacle West Capital Corp.	452

		15,944

	Gas Utilities — 0.9%
23	National Fuel Gas Co.	1,268
162	UGI Corp.	7,604

		8,872

	Independent Power and Renewable Electricity Producers — 1.8%
469	NRG Energy, Inc.	13,354
213	Vistra Energy Corp. (a)	3,897

		17,251

	Multi-Utilities — 1.3%
33	Ameren Corp.	1,917
85	CenterPoint Energy, Inc.	2,396
79	CMS Energy Corp.	3,751

SHARES	SECURITY DESCRIPTION	VALUE($)

	Multi-Utilities — continued
21	Consolidated Edison, Inc.	1,810
13	DTE Energy Co.	1,423
33	MDU Resources Group, Inc.	882

		12,179

	Total Utilities	54,246

	Total Common Stocks (Cost $729,249)	954,624

NUMBER OF RIGHTS
Rights — 0.0% (g)
	Consumer Staples — 0.0% (g)
	Food & Staples Retailing — 0.0% (g)
121	Safeway, Inc. Casa Ley CVR, expiring 01/30/2018 (a) (bb)	8
121	Safeway, Inc. PDC CVR (a) (bb)	4

	Total Rights (Cost $—)	12

SHARES
Short-Term Investment — 1.0%
	Investment Company — 1.0%
9,491	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 1.14% (b) (l) (Cost $9,491)	9,491

	Total Investments — 99.9% (Cost $738,740)	964,127
	Other Assets in Excess of Liabilities — 0.1%	982

	NET ASSETS — 100.0%	$965,109

Percentages indicated are based on net assets.

Futures contracts outstanding as of December 31, 2017:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)
Long Contracts
S&P Midcap 400 E-Mini Index	33	03/2018	USD	$6,278	$50

					$50

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2017

JPMorgan Intrepid Sustainable Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 97.5%
	Consumer Discretionary — 13.5%
	Hotels, Restaurants & Leisure — 0.8%
3	Dunkin’ Brands Group, Inc.	163

	Media — 4.5%
5	Comcast Corp., Class A	184
38	Sirius XM Holdings, Inc.	204
3	Time Warner, Inc.	256
3	Walt Disney Co. (The)	299

		943

	Multiline Retail — 1.5%
5	Target Corp.	308

	Specialty Retail — 5.1%
3	Home Depot, Inc. (The)	530
6	Lowe’s Cos., Inc.	523

		1,053

	Textiles, Apparel & Luxury Goods — 1.6%
2	PVH Corp.	333

	Total Consumer Discretionary	2,800

	Consumer Staples — 8.5%
	Beverages — 3.7%
3	Dr Pepper Snapple Group, Inc.	262
4	PepsiCo, Inc.	495

		757

	Food & Staples Retailing — 2.2%
6	Walgreens Boots Alliance, Inc.	466

	Household Products — 1.8%
4	Procter & Gamble Co. (The)	372

	Tobacco — 0.8%
2	Philip Morris International, Inc.	169

	Total Consumer Staples	1,764

	Energy — 5.8%
	Energy Equipment & Services — 3.3%
5	Baker Hughes a GE Co.	150
2	Halliburton Co.	117
5	National Oilwell Varco, Inc.	185
3	Schlumberger Ltd.	217

		669

	Oil, Gas & Consumable Fuels — 2.5%
3	Exxon Mobil Corp.	280
3	Valero Energy Corp.	244

		524

	Total Energy	1,193

SHARES		SECURITY DESCRIPTION	VALUE($)

		Financials — 17.1%
		Banks — 9.9%
16		Bank of America Corp.	484
11		Citigroup, Inc.	809
3		PNC Financial Services Group, Inc. (The)	447
5		Wells Fargo & Co.	299

			2,039

		Capital Markets — 2.8%
5		Bank of New York Mellon Corp. (The)	252
1		MSCI, Inc.	130
2		Northern Trust Corp.	207

			589

		Consumer Finance — 1.0%
2		American Express Co.	201

		Insurance — 3.4%
3		Allstate Corp. (The)	270
4		Hartford Financial Services Group, Inc. (The)	219
2		Travelers Cos., Inc. (The)	217

			706

		Total Financials	3,535

		Health Care — 13.2%
		Biotechnology — 6.1%
2		Amgen, Inc.	343
1		Biogen, Inc. (a)	311
—	(h)	Bioverativ, Inc. (a)	17
2		Celgene Corp. (a)	188
6		Gilead Sciences, Inc.	405

			1,264

		Health Care Equipment & Supplies — 0.9%
1		Becton Dickinson and Co.	193

		Health Care Providers & Services — 4.7%
1		Anthem, Inc.	298
1		Cigna Corp.	223
2		Humana, Inc.	447

			968

		Life Sciences Tools & Services — 0.8%
1		Waters Corp. (a)	174

		Pharmaceuticals — 0.7%
2		Bristol-Myers Squibb Co.	135

		Total Health Care	2,734

		Industrials — 7.9%
		Aerospace & Defense — 1.8%
1		Raytheon Co.	202

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN INTREPID FUNDS	23

JPMorgan Intrepid Sustainable Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Aerospace & Defense — continued
1	United Technologies Corp.	175

		377

	Airlines — 2.6%
5	Delta Air Lines, Inc.	262
4	Southwest Airlines Co.	270

		532

	Machinery — 0.8%
1	Cummins, Inc.	164

	Professional Services — 1.0%
2	ManpowerGroup, Inc.	205

	Road & Rail — 0.7%
3	CSX Corp.	150

	Trading Companies & Distributors — 1.0%
1	United Rentals, Inc. (a)	219

	Total Industrials	1,647

	Information Technology — 23.6%
	Communications Equipment — 0.8%
5	Cisco Systems, Inc.	174

	IT Services — 5.0%
2	Accenture plc, Class A	276
3	DXC Technology Co.	244
1	Mastercard, Inc., Class A	166
3	Visa, Inc., Class A	342

		1,028

	Semiconductors & Semiconductor Equipment — 1.9%
2	Lam Research Corp.	308
1	QUALCOMM, Inc.	85

		393

	Software — 8.6%
3	Autodesk, Inc. (a)	312
13	Microsoft Corp.	1,101
8	Oracle Corp.	376

		1,789

	Technology Hardware, Storage & Peripherals — 7.3%
7	Apple, Inc.	1,244
9	Hewlett Packard Enterprise Co.	135
6	HP, Inc.	125

		1,504

	Total Information Technology	4,888

SHARES	SECURITY DESCRIPTION	VALUE($)

	Materials — 1.7%
	Chemicals — 1.7%
3	DowDuPont, Inc.	212
1	International Flavors & Fragrances, Inc.	145

	Total Materials	357

	Real Estate — 0.8%
	Equity Real Estate Investment Trusts (REITs) — 0.8%
2	Prologis, Inc.	158

	Telecommunication Services — 2.8%
	Diversified Telecommunication Services — 2.8%
7	CenturyLink, Inc.	112
9	Verizon Communications, Inc.	458

	Total Telecommunication Services	570

	Utilities — 2.6%
	Electric Utilities — 1.6%
2	NextEra Energy, Inc.	246
2	Portland General Electric Co.	88

		334

	Multi-Utilities — 1.0%
3	WEC Energy Group, Inc.	207

	Total Utilities	541

	Total Common Stocks (Cost $14,859)	20,187

Short-Term Investment — 2.4%
	Investment Company — 2.4%
493	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 1.14% (b) (l) (Cost $493)	493

	Total Investments — 99.9% (Cost $15,352)	20,680
	Other Assets in Excess of Liabilities — 0.1%	22

	NET ASSETS — 100.0%	$20,702

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2017

JPMorgan Intrepid Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 97.9%
	Consumer Discretionary — 9.3%
	Automobiles — 1.1%
295	General Motors Co.	12,104

	Hotels, Restaurants & Leisure — 0.4%
43	Wyndham Worldwide Corp.	4,925

	Household Durables — 0.9%
192	Toll Brothers, Inc.	9,225

	Media — 4.5%
43	CBS Corp. (Non-Voting), Class B	2,508
38	Charter Communications, Inc., Class A (a)	12,632
338	Comcast Corp., Class A	13,525
15	Madison Square Garden Co. (The), Class A (a)	3,078
1,509	Sirius XM Holdings, Inc.	8,088
74	Walt Disney Co. (The)	7,966

		47,797

	Specialty Retail — 1.9%
138	Best Buy Co., Inc.	9,456
60	Burlington Stores, Inc. (a)	7,419
32	Tiffany & Co.	3,305

		20,180

	Textiles, Apparel & Luxury Goods — 0.5%
23	Michael Kors Holdings Ltd. (a)	1,416
31	PVH Corp.	4,295

		5,711

	Total Consumer Discretionary	99,942

	Consumer Staples — 7.9%
	Beverages — 0.2%
18	PepsiCo, Inc.	2,099

	Food & Staples Retailing — 2.6%
59	CVS Health Corp.	4,256
24	Walgreens Boots Alliance, Inc.	1,764
226	Wal-Mart Stores, Inc.	22,288

		28,308

	Food Products — 3.1%
187	Archer-Daniels-Midland Co.	7,499
195	Conagra Brands, Inc.	7,361
240	Pilgrim’s Pride Corp. (a)	7,445
129	Tyson Foods, Inc., Class A	10,442

		32,747

	Household Products — 1.2%
146	Energizer Holdings, Inc.	7,005
61	Procter & Gamble Co. (The)	5,577

		12,582

SHARES	SECURITY DESCRIPTION	VALUE($)

	Personal Products — 0.8%
124	Nu Skin Enterprises, Inc., Class A	8,440

	Total Consumer Staples	84,176

	Energy — 10.8%
	Energy Equipment & Services — 2.0%
186	Baker Hughes a GE Co.	5,869
158	Halliburton Co.	7,712
231	TechnipFMC plc, (United Kingdom)	7,217

		20,798

	Oil, Gas & Consumable Fuels — 8.8%
80	Andeavor	9,170
58	Chevron Corp.	7,205
196	ConocoPhillips	10,753
228	Devon Energy Corp.	9,439
56	Exxon Mobil Corp.	4,709
193	HollyFrontier Corp.	9,906
82	Marathon Oil Corp.	1,383
185	Marathon Petroleum Corp.	12,233
64	Occidental Petroleum Corp.	4,744
273	Valero Energy Corp.	25,054

		94,596

	Total Energy	115,394

	Financials — 27.4%
	Banks — 13.3%
1,469	Bank of America Corp.	43,354
163	CIT Group, Inc.	8,015
500	Citigroup, Inc.	37,196
53	Comerica, Inc.	4,601
184	PNC Financial Services Group, Inc. (The)	26,604
369	Regions Financial Corp.	6,375
169	Synovus Financial Corp.	8,111
136	Wells Fargo & Co.	8,275

		142,531

	Capital Markets — 4.2%
57	Ameriprise Financial, Inc.	9,711
43	Goldman Sachs Group, Inc. (The)	10,891
252	Morgan Stanley	13,196
67	MSCI, Inc.	8,478
16	S&P Global, Inc.	2,778

		45,054

	Consumer Finance — 1.0%
11	Capital One Financial Corp.	1,055
124	Discover Financial Services	9,515

		10,570

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN INTREPID FUNDS	25

JPMorgan Intrepid Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (Unaudited) (continued)

(Amounts in thousands, except number of Futures contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Insurance — 7.5%
180	Allstate Corp. (The)	18,858
193	Assured Guaranty Ltd.	6,523
33	Everest Re Group Ltd.	7,324
104	Lincoln National Corp.	8,025
51	MetLife, Inc.	2,589
198	Progressive Corp. (The)	11,129
63	Prudential Financial, Inc.	7,290
47	RenaissanceRe Holdings Ltd., (Bermuda)	5,953
70	Torchmark Corp.	6,341
39	Willis Towers Watson plc	5,937

		79,969

	Mortgage Real Estate Investment Trusts (REITs) — 1.4%
138	AGNC Investment Corp.	2,776
427	Chimera Investment Corp.	7,884
256	Two Harbors Investment Corp.	4,155

		14,815

	Total Financials	292,939

	Health Care — 13.4%
	Biotechnology — 4.4%
107	AbbVie, Inc.	10,338
114	Amgen, Inc.	19,755
234	Gilead Sciences, Inc.	16,764

		46,857

	Health Care Equipment & Supplies — 0.4%
61	Baxter International, Inc.	3,943

	Health Care Providers & Services — 6.3%
61	Anthem, Inc.	13,793
70	Centene Corp. (a)	7,092
172	Express Scripts Holding Co. (a)	12,868
80	Humana, Inc.	19,820
33	McKesson Corp.	5,084
46	WellCare Health Plans, Inc. (a)	9,231

		67,888

	Pharmaceuticals — 2.3%
59	Allergan plc	9,602
418	Pfizer, Inc.	15,123

		24,725

	Total Health Care	143,413

	Industrials — 8.7%
	Aerospace & Defense — 2.1%
70	Boeing Co. (The)	20,762

SHARES	SECURITY DESCRIPTION	VALUE($)

	Aerospace & Defense — continued
18	Spirit AeroSystems Holdings, Inc., Class A	1,605

		22,367

	Airlines — 1.8%
44	Copa Holdings SA, (Panama), Class A	5,926
237	Delta Air Lines, Inc.	13,283

		19,209

	Construction & Engineering — 0.2%
32	Jacobs Engineering Group, Inc.	2,091

	Electrical Equipment — 0.6%
36	Rockwell Automation, Inc.	6,970

	Machinery — 2.5%
108	Caterpillar, Inc.	17,066
43	Cummins, Inc.	7,649
16	Deere & Co.	2,551

		27,266

	Professional Services — 0.8%
66	ManpowerGroup, Inc.	8,348

	Trading Companies & Distributors — 0.7%
42	United Rentals, Inc. (a)	7,289

	Total Industrials	93,540

	Information Technology — 9.2%
	Internet Software & Services — 0.3%
27	VeriSign, Inc. (a)	3,078

	IT Services — 0.8%
84	DXC Technology Co.	8,010

	Semiconductors & Semiconductor Equipment — 3.1%
350	Applied Materials, Inc.	17,872
66	First Solar, Inc. (a)	4,483
30	Lam Research Corp.	5,522
19	Skyworks Solutions, Inc.	1,842
87	Teradyne, Inc.	3,622

		33,341

	Software — 1.8%
196	Cadence Design Systems, Inc. (a)	8,205
33	Electronic Arts, Inc. (a)	3,414
9	Take-Two Interactive Software, Inc. (a)	1,021
54	VMware, Inc., Class A (a)	6,805

		19,445

	Technology Hardware, Storage & Peripherals — 3.2%
31	Apple, Inc.	5,297
965	HP, Inc.	20,264

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Technology Hardware, Storage & Peripherals — continued
97	NetApp, Inc.	5,388
47	Western Digital Corp.	3,738

		34,687

	Total Information Technology	98,561

	Materials — 2.8%
	Chemicals — 1.0%
34	Cabot Corp.	2,119
270	Huntsman Corp.	8,978

		11,097

	Containers & Packaging — 0.5%
41	Packaging Corp. of America	4,918

	Metals & Mining — 1.3%
65	Alcoa Corp. (a)	3,502
42	Newmont Mining Corp.	1,587
208	Steel Dynamics, Inc.	8,988

		14,077

	Total Materials	30,092

	Real Estate — 3.1%
	Equity Real Estate Investment Trusts (REITs) — 2.5%
400	Brandywine Realty Trust	7,274
235	Equity Commonwealth (a)	7,157
121	GEO Group, Inc. (The)	2,851
101	Hospitality Properties Trust	3,012
334	Piedmont Office Realty Trust, Inc., Class A	6,546

		26,840

	Real Estate Management & Development — 0.6%
71	CBRE Group, Inc., Class A (a)	3,069
125	Realogy Holdings Corp.	3,299

		6,368

	Total Real Estate	33,208

	Telecommunication Services — 0.1%
	Diversified Telecommunication Services — 0.1%
22	AT&T, Inc.	840

SHARES	SECURITY DESCRIPTION	VALUE($)

	Utilities — 5.2%
	Electric Utilities — 2.3%
11	Edison International	702
156	Exelon Corp.	6,148
62	NextEra Energy, Inc.	9,684
174	Portland General Electric Co.	7,926

		24,460

	Gas Utilities — 0.1%
24	UGI Corp.	1,129

	Independent Power and Renewable Electricity Producers — 1.4%
685	AES Corp.	7,416
283	NRG Energy, Inc.	8,071

		15,487

	Multi-Utilities — 1.4%
298	CenterPoint Energy, Inc.	8,440
231	MDU Resources Group, Inc.	6,212

		14,652

	Total Utilities	55,728

	Total Common Stocks (Cost $790,108)	1,047,833

Short-Term Investment — 2.1%
	Investment Company — 2.1%
22,120	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 1.14% (b) (l) (Cost $22,120)	22,120

	Total Investments — 100.0% (Cost $812,228)	1,069,953
	Liabilities in Excess of Other Assets — 0.0% (g)	(126)

	NET ASSETS — 100.0%	$1,069,827

Percentages indicated are based on net assets.

Futures contracts outstanding as of December 31, 2017:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)
Long Contracts
S&P 500 E-Mini Index	171	03/2018	USD	$22,880	$107

					$107

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN INTREPID FUNDS	27

J.P. Morgan Intrepid Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (Unaudited)

CVR	— Contingent Value Rights
PDC	— Property Development Center
USD	— United States Dollar

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(g)	— Amount rounds to less than 0.05%.
(h)	— Amount rounds to less than 500.
(l)	— The rate shown is the current yield as of December 31, 2017.
(bb)	— Security has been valued using significant unobservable inputs.

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2017

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2017	J.P. MORGAN INTREPID FUNDS	29

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2017 (Unaudited)

(Amounts in thousands, except per share amounts)

	Intrepid America Fund		Intrepid Growth Fund		Intrepid Mid Cap Fund
ASSETS:
Investments in non-affiliates, at value	$4,139,492		$1,115,262		$954,636
Investments in affiliates, at value	116,415		24,487		9,491
Cash	—		—		4
Deposits at broker for futures contracts	5,501		1,450		405
Receivables:
Investment securities sold	12,295		2,165		—
Fund shares sold	233		689		1,284
Dividends from non-affiliates	3,908		736		1,144
Dividends from affiliates	108		26		16

Total Assets	4,277,952		1,144,815		966,980

LIABILITIES:
Payables:
Due to custodian	—	(a)	—	(a)	—
Investment securities purchased	6,467		2,579		—
Fund shares redeemed	24,757		173		993
Variation margin on futures contracts	440		90		38
Accrued liabilities:
Investment advisory fees	1,117		306		464
Administration fees	75		—		23
Distribution fees	25		49		119
Service fees	36		89		139
Custodian and accounting fees	41		17		20
Trustees’ and Chief Compliance Officer’s fees	—		—	(a)	—
Audit fees	6		7		2
Printing and mailing cost	27		26		41
Registration fees	27		21		2
Other	24		20		30

Total Liabilities	33,042		3,377		1,871

Net Assets	$4,244,910		$1,141,438		$965,109

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2017

	Intrepid America Fund	Intrepid Growth Fund	Intrepid Mid Cap Fund
NET ASSETS:
Paid-in-Capital	$3,129,384	$766,610	$720,781
Accumulated undistributed (distributions in excess of) net investment income	(1,020)	(103)	(162)
Accumulated net realized gains (losses)	42,926	620	19,053
Net unrealized appreciation (depreciation)	1,073,620	374,311	225,437

Total Net Assets	$4,244,910	$1,141,438	$965,109

Net Assets:
Class A	$98,929	$111,011	$336,336
Class C	4,956	37,142	70,067
Class I	69,421	187,379	308,327
Class R2	2,406	5,895	—
Class R3	—	—	13,434
Class R4	—	—	116
Class R5	4,987	222,223	—
Class R6	4,064,211	577,788	236,829

Total	$4,244,910	$1,141,438	$965,109

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	2,479	1,988	14,916
Class C	125	676	3,670
Class I	1,692	3,307	12,978
Class R2	61	108	—
Class R3	—	—	597
Class R4	—	—	5
Class R5	122	3,972	—
Class R6	101,096	10,333	9,968

Net Asset Value (a):
Class A — Redemption price per share	$39.91	$55.84	$22.55
Class C — Offering price per share (b)	39.74	54.94	19.09
Class I — Offering and redemption price per share	41.01	56.66	23.76
Class R2 — Offering and redemption price per share	39.09	54.83	—
Class R3 — Offering and redemption price per share	—	—	22.49
Class R4 — Offering and redemption price per share	—	—	23.70
Class R5 — Offering and redemption price per share	40.88	55.94	—
Class R6 — Offering and redemption price per share	40.20	55.91	23.76
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$42.12	$58.93	$23.80

Cost of investments in non-affiliates	$3,066,448	$741,257	$729,249
Cost of investments in affiliates	116,415	24,487	9,491

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN INTREPID FUNDS	31

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2017 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	Intrepid Sustainable Equity Fund	Intrepid Value Fund
ASSETS:
Investments in non-affiliates, at value	$20,187	$1,047,833
Investments in affiliates, at value	493	22,120
Deposits at broker for futures contracts	—	2,075
Receivables:
Investment securities sold	—	4,411
Fund shares sold	61	1,073
Dividends from non-affiliates	19	1,394
Dividends from affiliates	1	22
Due from adviser	2	—

Total Assets	20,763	1,078,928

LIABILITIES:
Payables:
Due to custodian	—	—	(a)
Investment securities purchased	—	4,584
Fund shares redeemed	8	3,422
Variation margin on futures contracts	—	85
Accrued liabilities:
Investment advisory fees	—	275
Administration fees	—	12
Distribution fees	5	47
Service fees	—	183
Custodian and accounting fees	8	20
Audit fees	6	3
Printing and mailing cost	4	145
Legal fees	11	—
Registration fees	17	38
Other	2	287

Total Liabilities	61	9,101

Net Assets	$20,702	$1,069,827

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2017

	Intrepid Sustainable Equity Fund	Intrepid Value Fund
NET ASSETS:
Paid-in-Capital	$15,059	$802,562
Accumulated undistributed (distributions in excess of) net investment income	(10)	(225)
Accumulated net realized gains (losses)	325	9,658
Net unrealized appreciation (depreciation)	5,328	257,832

Total Net Assets	$20,702	$1,069,827

Net Assets:
Class A	$9,274	$98,571
Class C	3,861	26,105
Class I	7,567	708,592
Class R2	—	20,941
Class R5	—	89,421
Class R6	—	126,197

Total	$20,702	$1,069,827

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	228	2,872
Class C	96	770
Class I	185	20,541
Class R2	—	615
Class R5	—	2,585
Class R6	—	3,648

Net Asset Value (a):
Class A — Redemption price per share	$40.76	$34.32
Class C — Offering price per share (b)	40.02	33.88
Class I — Offering and redemption price per share	40.98	34.50
Class R2 — Offering and redemption price per share	—	34.08
Class R5 — Offering and redemption price per share	—	34.59
Class R6 — Offering and redemption price per share	—	34.59
Class A maximum sales charge	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$43.02	$36.22

Cost of investments in non-affiliates	$14,859	$790,108
Cost of investments in affiliates	493	22,120

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN INTREPID FUNDS	33

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2017 (Unaudited)

(Amounts in thousands)

	Intrepid America Fund	Intrepid Growth Fund		Intrepid Mid Cap Fund
INVESTMENT INCOME:
Interest income from affiliates	$— (a)	$—	(a)	$—	(a)
Dividend income from non-affiliates	46,836	7,228		9,733
Dividend income from affiliates	464	146		84
Non-cash dividend income from non-affiliates	4,508	—		—

Total investment income	51,808	7,374		9,817

EXPENSES:
Investment advisory fees	8,528	2,768		3,000
Administration fees	1,736	451		376
Distribution fees:
Class A	112	124		398
Class C	33	156		292
Class R2	7	14		—
Class R3	—	—		15
Service fees:
Class A	112	124		398
Class C	11	52		97
Class I	145	229		388
Class R2	3	7		—
Class R3	—	—		15
Class R4	—	—		—	(a)
Class R5	3	105		—
Custodian and accounting fees	57	23		27
Professional fees	50	32		27
Trustees’ and Chief Compliance Officer’s fees	17	15		14
Printing and mailing costs	34	17		48
Registration and filing fees	55	51		62
Transfer agency fees (See Note 2.D.)	22	14		42
Other	31	11		12

Total expenses	10,956	4,193		5,211

Less fees waived	(1,194)	(1,237)		(636)
Less expense reimbursements	(4)	—		(2)

Net expenses	9,758	2,956		4,573

Net investment income (loss)	42,050	4,418		5,244

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	129,828	53,652		40,566
Futures contracts	8,631	2,798		747

Net realized gain (loss)	138,459	56,450		41,313

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	406,786	98,009		43,241
Futures contracts	623	378		36

Change in net unrealized appreciation/depreciation	407,409	98,387		43,277

Net realized/unrealized gains (losses)	545,868	154,837		84,590

Change in net assets resulting from operations	$587,918	$159,255		$89,834

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2017

	Intrepid Sustainable Equity Fund	Intrepid Value Fund
INVESTMENT INCOME:
Interest income from affiliates	$— (a)	$1
Dividend income from non-affiliates	261	14,997
Dividend income from affiliates	2	99
Non-cash dividend income from non-affiliates	—	1,474

Total investment income	263	16,571

EXPENSES:
Investment advisory fees	49	2,223
Administration fees	8	453
Distribution fees:
Class A	11	116
Class C	18	125
Class R2	—	51
Service fees:
Class A	11	116
Class C	6	42
Class I	7	913
Class R2	—	25
Class R5	—	44
Custodian and accounting fees	11	24
Professional fees	34	32
Trustees’ and Chief Compliance Officer’s fees	13	15
Printing and mailing costs	5	75
Registration and filing fees	26	64
Transfer agency fees (See Note 2.D.)	3	34
Other	4	13

Total expenses	206	4,365

Less fees waived	(81)	(787)
Less expense reimbursements	(24)	—	(a)

Net expenses	101	3,578

Net investment income (loss)	162	12,993

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	858	61,421
Futures contracts	—	2,128

Net realized gain (loss)	858	63,549

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	891	52,190
Futures contracts	—	155

Change in net unrealized appreciation/depreciation	891	52,345

Net realized/unrealized gains (losses)	1,749	115,894

Change in net assets resulting from operations	$1,911	$128,887

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN INTREPID FUNDS	35

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Intrepid America Fund		Intrepid Growth Fund
	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$42,050	$49,592	$4,418	$8,495
Net realized gain (loss)	138,459	384,294	56,450	94,266
Change in net unrealized appreciation/depreciation	407,409	169,242	98,387	93,909

Change in net assets resulting from operations	587,918	603,128	159,255	196,670

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1,172)	(398)	(505)	(532)
From net realized gains	(9,595)	(1,471)	—	—
Class C
From net investment income	—	(34)	—	(40)
From net realized gains	(491)	(311)	—	—
Class I
From net investment income	(610)	(2,317)	(1,170)	(1,415)
From net realized gains	(6,861)	(5,697)	—	—
Class R2
From net investment income	(15)	(20)	(12)	(27)
From net realized gains	(242)	(104)	—	—
Class R5
From net investment income	(71)	(49)	(1,822)	(1,807)
From net realized gains	(468)	(100)	—	—
Class R6
From net investment income	(64,689)	(49,652)	(5,125)	(5,624)
From net realized gains	(402,574)	(94,209)	—	—

Total distributions to shareholders	(486,788)	(154,362)	(8,634)	(9,445)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	60,923	(32,461)	(28,306)	(156,325)

NET ASSETS:
Change in net assets	162,053	416,305	122,315	30,900
Beginning of period	4,082,857	3,666,552	1,019,123	988,223

End of period	$4,244,910	$4,082,857	$1,141,438	$1,019,123

Accumulated undistributed (distributions in excess of) net investment income	$(1,020)	$23,487	$(103)	$4,113

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2017

	Intrepid Mid Cap Fund		Intrepid Sustainable Equity Fund
	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$5,244	$5,449	$162	$129
Net realized gain (loss)	41,313	67,839	858	2,415
Change in net unrealized appreciation/depreciation	43,277	61,410	891	662

Change in net assets resulting from operations	89,834	134,698	1,911	3,206

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(2,004)	(1,163)	(109)	(79)
From net realized gains	(23,010)	(64)	(484)	—
Class C
From net investment income	(32)	(111)	(18)	(21)
From net realized gains	(5,654)	(20)	(208)	—
Class I
From net investment income	(2,355)	(1,250)	(102)	(47)
From net realized gains	(20,208)	(51)	(379)	—
Class R3 (a)
From net investment income	(103)	— (b)	—	—
From net realized gains	(935)	— (b)	—	—
Class R4 (a)
From net investment income	(1)	— (b)	—	—
From net realized gains	(8)	— (b)	—	—
Class R6
From net investment income	(2,366)	(1,834)	—	—
From net realized gains	(14,905)	(59)	—	—

Total distributions to shareholders	(71,581)	(4,552)	(1,300)	(147)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	57,117	(205,002)	2,047	(4,054)

NET ASSETS:
Change in net assets	75,370	(74,856)	2,658	(995)
Beginning of period	889,739	964,595	18,044	19,039

End of period	$965,109	$889,739	$20,702	$18,044

Accumulated undistributed (distributions in excess of) net investment income	$(162)	$1,455	$(10)	$57

(a)	Commencement of offering of class of shares effective September 9, 2016 for Intrepid Mid Cap Fund.
(b)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN INTREPID FUNDS	37

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Intrepid Value Fund
	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$12,993	$20,561
Net realized gain (loss)	63,549	154,933
Change in net unrealized appreciation/depreciation	52,345	21,719

Change in net assets resulting from operations	128,887	197,213

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1,149)	(1,822)
From net realized gains	(13,008)	(976)
Class C
From net investment income	(310)	(427)
From net realized gains	(3,459)	(328)
Class I
From net investment income	(8,988)	(14,704)
From net realized gains	(91,343)	(6,865)
Class R2
From net investment income	(221)	(251)
From net realized gains	(2,692)	(158)
Class R5
From net investment income	(1,249)	(1,707)
From net realized gains	(11,535)	(727)
Class R6
From net investment income	(2,286)	(1,965)
From net realized gains	(21,060)	(845)

Total distributions to shareholders	(157,300)	(30,775)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(134,604)	(630,829)

NET ASSETS:
Change in net assets	(163,017)	(464,391)
Beginning of period	1,232,844	1,697,235

End of period	$1,069,827	$1,232,844

Accumulated undistributed (distributions in excess of) net investment income	$(225)	$985

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2017

	Intrepid America Fund		Intrepid Growth Fund
	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$50,628	$5,999	$17,421	$27,666
Distributions reinvested	10,595	1,826	308	357
Cost of shares redeemed	(13,076)	(21,894)	(10,810)	(45,136)

Change in net assets resulting from Class A capital transactions	$48,147	$(14,069)	$6,919	$(17,113)

Class C
Proceeds from shares issued	$67	$430	$2,993	$4,411
Distributions reinvested	458	319	—	29
Cost of shares redeemed	(6,485)	(4,382)	(14,542)	(18,954)

Change in net assets resulting from Class C capital transactions	$(5,960)	$(3,633)	$(11,549)	$(14,514)

Class I
Proceeds from shares issued	$14,518	$34,005	$10,164	$46,031
Distributions reinvested	7,177	1,830	1,069	1,050
Cost of shares redeemed	(174,969)	(93,190)	(32,317)	(46,388)

Change in net assets resulting from Class I capital transactions	$(153,274)	$(57,355)	$(21,084)	$693

Class R2
Proceeds from shares issued	$298	$786	$1,146	$1,831
Distributions reinvested	91	61	3	6
Cost of shares redeemed	(1,470)	(2,478)	(1,306)	(1,672)

Change in net assets resulting from Class R2 capital transactions	$(1,081)	$(1,631)	$(157)	$165

Class R5
Proceeds from shares issued	$420	$1,408	$14,287	$26,918
Distributions reinvested	334	80	1,534	1,528
Cost of shares redeemed	(567)	(1,205)	(14,040)	(75,964)

Change in net assets resulting from Class R5 capital transactions	$187	$283	$1,781	$(47,518)

Class R6
Proceeds from shares issued	$187,841	$168,666	$71,102	$17,417
Distributions reinvested	467,260	143,577	5,125	5,624
Cost of shares redeemed	(482,197)	(268,299)	(80,443)	(101,079)

Change in net assets resulting from Class R6 capital transactions	$172,904	$43,944	$(4,216)	$(78,038)

Total change in net assets resulting from capital transactions	$60,923	$(32,461)	$(28,306)	$(156,325)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN INTREPID FUNDS	39

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Intrepid America Fund		Intrepid Growth Fund
	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017
SHARE TRANSACTIONS:
Class A
Issued	1,250	163	324	630
Reinvested	265	49	6	8
Redeemed	(311)	(586)	(207)	(1,016)

Change in Class A Shares	1,204	(374)	123	(378)

Class C
Issued	2	11	57	101
Reinvested	12	9	—	1
Redeemed	(156)	(120)	(278)	(434)

Change in Class C Shares	(142)	(100)	(221)	(332)

Class I
Issued	344	897	191	1,020
Reinvested	175	48	19	24
Redeemed	(4,242)	(2,482)	(618)	(1,023)

Change in Class I Shares	(3,723)	(1,537)	(408)	21

Class R2
Issued	7	21	22	43
Reinvested	2	2	— (a)	— (a)
Redeemed	(37)	(69)	(25)	(38)

Change in Class R2 Shares	(28)	(46)	(3)	5

Class R5
Issued	11	37	270	602
Reinvested	8	2	27	35
Redeemed	(14)	(32)	(266)	(1,762)

Change in Class R5 Shares	5	7	31	(1,125)

Class R6
Issued	4,591	4,471	1,392	367
Reinvested	11,580	3,844	91	129
Redeemed	(11,643)	(7,129)	(1,509)	(2,190)

Change in Class R6 Shares	4,528	1,186	(26)	(1,694)

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2017

	Intrepid Mid Cap Fund		Intrepid Sustainable Equity Fund
	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$43,710	$81,290	$1,660	$997
Distributions reinvested	22,481	1,110	573	79
Cost of shares redeemed	(40,608)	(131,036)	(1,167)	(3,288)

Change in net assets resulting from Class A capital transactions	$25,583	$(48,636)	$1,066	$(2,212)

Class C
Proceeds from shares issued	$3,493	$14,601	$93	$287
Distributions reinvested	4,798	103	209	21
Cost of shares redeemed	(21,470)	(33,172)	(1,731)	(2,328)

Change in net assets resulting from Class C capital transactions	$(13,179)	$(18,468)	$(1,429)	$(2,020)

Class I
Proceeds from shares issued	$31,427	$143,668	$2,494	$1,296
Distributions reinvested	19,557	1,101	463	31
Cost of shares redeemed	(60,690)	(130,084)	(547)	(1,149)

Change in net assets resulting from Class I capital transactions	$(9,706)	$14,685	$2,410	$178

Class R3 (a)
Proceeds from shares issued	$4,777	$9,663	$—	$—
Distributions reinvested	990	— (b)	—	—
Cost of shares redeemed	(1,301)	(869)	—	—

Change in net assets resulting from Class R3 capital transactions	$4,466	$8,794	$—	$—

Class R4 (a)
Proceeds from shares issued	$85	$20	$—	$—
Distributions reinvested	8	— (b)	—	—

Change in net assets resulting from Class R4 capital transactions	$93	$20	$—	$—

Class R6
Proceeds from shares issued	$49,654	$12,224	$—	$—
Distributions reinvested	17,215	1,889	—	—
Cost of shares redeemed	(17,009)	(175,510)	—	—

Change in net assets resulting from Class R6 capital transactions	$49,860	$(161,397)	$—	$—

Total change in net assets resulting from capital transactions	$57,117	$(205,002)	$2,047	$(4,054)

(a)	Commencement of offering of class of shares effective September 9, 2016 for Intrepid Mid Cap Fund.
(b)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN INTREPID FUNDS	41

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Intrepid Mid Cap Fund		Intrepid Sustainable Equity Fund
	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017
SHARE TRANSACTIONS:
Class A
Issued	1,898	3,903	40	27
Reinvested	1,000	53	14	2
Redeemed	(1,774)	(6,167)	(28)	(91)

Change in Class A Shares	1,124	(2,211)	26	(62)

Class C
Issued	180	814	2	8
Reinvested	253	6	5	1
Redeemed	(1,088)	(1,823)	(43)	(66)

Change in Class C Shares	(655)	(1,003)	(36)	(57)

Class I
Issued	1,309	6,474	60	34
Reinvested	824	50	11	1
Redeemed	(2,519)	(5,834)	(13)	(32)

Change in Class I Shares	(386)	690	58	3

Class R3 (a)
Issued	209	441	—	—
Reinvested	44	— (b)	—	—
Redeemed	(57)	(40)	—	—

Change in Class R3 Shares	196	401	—	—

Class R4 (a)
Issued	4	1	—	—
Reinvested	— (b)	— (b)	—	—

Change in Class R4 Shares	4	1	—	—

Class R6
Issued	2,039	548	—	—
Reinvested	724	87	—	—
Redeemed	(704)	(7,657)	—	—

Change in Class R6 Shares	2,059	(7,022)	—	—

(a)	Commencement of offering of class of shares effective September 9, 2016 for Intrepid Mid Cap Fund.
(b)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2017

	Intrepid Value Fund
	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$15,185	$20,073
Distributions reinvested	13,187	2,584
Cost of shares redeemed	(22,487)	(186,659)

Change in net assets resulting from Class A capital transactions	$5,885	$(164,002)

Class C
Proceeds from shares issued	$1,053	$1,926
Distributions reinvested	3,586	698
Cost of shares redeemed	(14,347)	(14,665)

Change in net assets resulting from Class C capital transactions	$(9,708)	$(12,041)

Class I
Proceeds from shares issued	$66,812	$206,583
Distributions reinvested	98,936	19,832
Cost of shares redeemed	(325,856)	(678,570)

Change in net assets resulting from Class I capital transactions	$(160,108)	$(452,155)

Class R2
Proceeds from shares issued	$3,179	$6,817
Distributions reinvested	2,525	347
Cost of shares redeemed	(3,871)	(7,671)

Change in net assets resulting from Class R2 capital transactions	$1,833	$(507)

Class R5
Proceeds from shares issued	$5,889	$14,877
Distributions reinvested	12,784	2,434
Cost of shares redeemed	(13,067)	(28,444)

Change in net assets resulting from Class R5 capital transactions	$5,606	$(11,133)

Class R6
Proceeds from shares issued	$51,746	$34,643
Distributions reinvested	22,951	2,810
Cost of shares redeemed	(52,809)	(28,444)

Change in net assets resulting from Class R6 capital transactions	$21,888	$9,009

Total change in net assets resulting from capital transactions	$(134,604)	$(630,829)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN INTREPID FUNDS	43

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Intrepid Value Fund
	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017
SHARE TRANSACTIONS:
Class A
Issued	408	602
Reinvested	385	76
Redeemed	(619)	(5,697)

Change in Class A Shares	174	(5,019)

Class C
Issued	30	57
Reinvested	106	21
Redeemed	(390)	(440)

Change in Class C Shares	(254)	(362)

Class I
Issued	1,816	6,068
Reinvested	2,872	576
Redeemed	(8,990)	(20,858)

Change in Class I Shares	(4,302)	(14,214)

Class R2
Issued	89	203
Reinvested	74	10
Redeemed	(106)	(226)

Change in Class R2 Shares	57	(13)

Class R5
Issued	158	438
Reinvested	370	71
Redeemed	(351)	(826)

Change in Class R5 Shares	177	(317)

Class R6
Issued	1,445	1,044
Reinvested	665	81
Redeemed	(1,495)	(837)

Change in Class R6 Shares	615	288

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2017

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2017	J.P. MORGAN INTREPID FUNDS	45

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Intrepid America Fund
Class A
Six Months Ended December 31, 2017 (Unaudited)	$39.06	$0.28	$5.35	$5.63	$(0.48)	$(4.30)	$(4.78)
Year Ended June 30, 2017	34.75	0.28	5.30	5.58	(0.27)	(1.00)	(1.27)
Year Ended June 30, 2016	38.08	0.34	(1.15)	(0.81)	(0.27)	(2.25)	(2.52)
Year Ended June 30, 2015	37.28	0.44	2.57	3.01	(0.38)	(1.83)	(2.21)
Year Ended June 30, 2014	29.76	0.30	7.49	7.79	(0.27)	—	(0.27)
Year Ended June 30, 2013	24.68	0.34	5.15	5.49	(0.41)	—	(0.41)

Class C
Six Months Ended December 31, 2017 (Unaudited)	38.59	0.19	5.26	5.45	—	(4.30)	(4.30)
Year Ended June 30, 2017	34.37	0.09	5.24	5.33	(0.11)	(1.00)	(1.11)
Year Ended June 30, 2016	37.74	0.18	(1.15)	(0.97)	(0.15)	(2.25)	(2.40)
Year Ended June 30, 2015	36.99	0.22	2.57	2.79	(0.21)	(1.83)	(2.04)
Year Ended June 30, 2014	29.53	0.13	7.42	7.55	(0.09)	—	(0.09)
Year Ended June 30, 2013	24.48	0.20	5.12	5.32	(0.27)	—	(0.27)

Class I
Six Months Ended December 31, 2017 (Unaudited)	39.87	0.44	5.36	5.80	(0.36)	(4.30)	(4.66)
Year Ended June 30, 2017	35.48	0.39	5.41	5.80	(0.41)	(1.00)	(1.41)
Year Ended June 30, 2016	38.49	0.39	(1.09)	(0.70)	(0.06)	(2.25)	(2.31)
Year Ended June 30, 2015	37.61	0.53	2.61	3.14	(0.43)	(1.83)	(2.26)
Year Ended June 30, 2014	30.00	0.38	7.56	7.94	(0.33)	—	(0.33)
Year Ended June 30, 2013	24.88	0.41	5.20	5.61	(0.49)	—	(0.49)

Class R2
Six Months Ended December 31, 2017 (Unaudited)	38.18	0.27	5.18	5.45	(0.24)	(4.30)	(4.54)
Year Ended June 30, 2017	34.01	0.19	5.17	5.36	(0.19)	(1.00)	(1.19)
Year Ended June 30, 2016	37.45	0.27	(1.15)	(0.88)	(0.31)	(2.25)	(2.56)
Year Ended June 30, 2015	36.82	0.33	2.55	2.88	(0.42)	(1.83)	(2.25)
Year Ended June 30, 2014	29.43	0.21	7.40	7.61	(0.22)	—	(0.22)
Year Ended June 30, 2013	24.43	0.26	5.11	5.37	(0.37)	—	(0.37)

Class R5
Six Months Ended December 31, 2017 (Unaudited)	39.91	0.40	5.46	5.86	(0.59)	(4.30)	(4.89)
Year Ended June 30, 2017	35.53	0.46	5.40	5.86	(0.48)	(1.00)	(1.48)
Year Ended June 30, 2016	38.41	0.41	(1.04)	(0.63)	—	(2.25)	(2.25)
Year Ended June 30, 2015	37.54	0.60	2.61	3.21	(0.51)	(1.83)	(2.34)
Year Ended June 30, 2014	29.94	0.46	7.54	8.00	(0.40)	—	(0.40)
Year Ended June 30, 2013	24.84	0.46	5.19	5.65	(0.55)	—	(0.55)

Class R6
Six Months Ended December 31, 2017 (Unaudited)	39.34	0.41	5.38	5.79	(0.63)	(4.30)	(4.93)
Year Ended June 30, 2017	35.03	0.49	5.33	5.82	(0.51)	(1.00)	(1.51)
November 2, 2015 (f) through June 30, 2016	39.15	0.41	(1.77)	(1.36)	(0.51)	(2.25)	(2.76)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2017

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$39.91	14.52%	$98,929	0.94%	1.33%	1.00%	33%
39.06	16.27	49,774	1.03	0.76	1.08	95
34.75	(2.08)	57,303	1.04	0.96	1.15	70
38.08	8.27	184,225	1.03	1.16	1.11	49
37.28	26.26	97,155	1.04	0.90	1.05	67
29.76	22.48	87,954	1.24	1.25	1.26	68

39.74	14.24	4,956	1.47	0.92	1.51	33
38.59	15.69	10,306	1.53	0.25	1.57	95
34.37	(2.55)	12,599	1.54	0.50	1.62	70
37.74	7.72	14,978	1.53	0.58	1.56	49
36.99	25.62	8,774	1.54	0.39	1.55	67
29.53	21.90	7,336	1.74	0.75	1.76	68

41.01	14.67	69,421	0.71	2.12	0.75	33
39.87	16.58	215,888	0.76	1.03	0.77	95
35.48	(1.77)	246,679	0.74	1.04	0.75	70
38.49	8.56	1,492,209	0.75	1.37	0.76	49
37.61	26.56	1,514,180	0.79	1.14	0.80	67
30.00	22.83	1,391,748	0.99	1.50	1.02	68

39.09	14.40	2,406	1.21	1.33	1.26	33
38.18	15.98	3,394	1.27	0.52	1.41	95
34.01	(2.30)	4,584	1.29	0.78	1.46	70
37.45	8.01	2,923	1.28	0.88	1.35	49
36.82	25.93	166	1.29	0.64	1.30	67
29.43	22.20	170	1.49	0.96	1.51	68

40.88	14.80	4,987	0.54	1.90	0.60	33
39.91	16.75	4,681	0.59	1.20	0.63	95
35.53	(1.57)	3,920	0.54	1.08	0.55	70
38.41	8.76	2,015,302	0.55	1.56	0.55	49
37.54	26.84	1,363,358	0.58	1.35	0.59	67
29.94	23.05	710,586	0.79	1.66	0.82	68

40.20	14.83	4,064,211	0.44	1.98	0.49	33
39.34	16.91	3,798,814	0.49	1.30	0.49	95
35.03	(3.39)	3,341,467	0.49	1.78	0.50	70

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN INTREPID FUNDS	47

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Intrepid Growth Fund
Class A
Six Months Ended December 31, 2017 (Unaudited)	$48.60	$0.12		$7.37	$7.49	$(0.25)
Year Ended June 30, 2017	40.37	0.22		8.27	8.49	(0.26)
Year Ended June 30, 2016	40.99	0.27		(0.63)	(0.36)	(0.26)
Year Ended June 30, 2015	37.05	0.25		3.88	4.13	(0.19)
Year Ended June 30, 2014	29.36	0.18	(f)	7.64	7.82	(0.13)
Year Ended June 30, 2013	25.00	0.21		4.34	4.55	(0.19)

Class C
Six Months Ended December 31, 2017 (Unaudited)	47.72	(0.02)		7.24	7.22	—
Year Ended June 30, 2017	39.63	—	(g)	8.13	8.13	(0.04)
Year Ended June 30, 2016	40.26	0.07		(0.61)	(0.54)	(0.09)
Year Ended June 30, 2015	36.45	0.05		3.81	3.86	(0.05)
Year Ended June 30, 2014	28.93	0.01	(f)	7.52	7.53	(0.01)
Year Ended June 30, 2013	24.64	0.07		4.27	4.34	(0.05)

Class I
Six Months Ended December 31, 2017 (Unaudited)	49.34	0.19		7.49	7.68	(0.36)
Year Ended June 30, 2017	40.99	0.34		8.40	8.74	(0.39)
Year Ended June 30, 2016	41.27	0.29		(0.55)	(0.26)	(0.02)
Year Ended June 30, 2015	37.23	0.32		3.93	4.25	(0.21)
Year Ended June 30, 2014	29.52	0.26	(f)	7.69	7.95	(0.24)
Year Ended June 30, 2013	25.15	0.28		4.35	4.63	(0.26)

Class R2
Six Months Ended December 31, 2017 (Unaudited)	47.66	0.05		7.23	7.28	(0.11)
Year Ended June 30, 2017	39.66	0.11		8.12	8.23	(0.23)
Year Ended June 30, 2016	40.39	0.19		(0.63)	(0.44)	(0.29)
Year Ended June 30, 2015	36.49	0.12		3.85	3.97	(0.07)
Year Ended June 30, 2014	28.91	0.09	(f)	7.54	7.63	(0.05)
Year Ended June 30, 2013	24.72	0.13		4.27	4.40	(0.21)

Class R5
Six Months Ended December 31, 2017 (Unaudited)	48.76	0.23		7.41	7.64	(0.46)
Year Ended June 30, 2017	40.51	0.42		8.29	8.71	(0.46)
Year Ended June 30, 2016	41.12	0.45		(0.62)	(0.17)	(0.44)
Year Ended June 30, 2015	37.09	0.41		3.91	4.32	(0.29)
Year Ended June 30, 2014	29.41	0.33	(f)	7.65	7.98	(0.30)
Year Ended June 30, 2013	25.05	0.33		4.34	4.67	(0.31)

Class R6
Six Months Ended December 31, 2017 (Unaudited)	48.74	0.25		7.41	7.66	(0.49)
Year Ended June 30, 2017	40.50	0.44		8.29	8.73	(0.49)
November 2, 2015 (i) through June 30, 2016	42.20	0.36		(1.60)	(1.24)	(0.46)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.17, $0.00, $0.26, $0.09 and $0.32 for Class A, Class C, Class I, Class R2 and Class R5 Shares, respectively, and the net investment income (loss) ratio would have been 0.51%, 0.01%, 0.76%, 0.26% and 0.96% for Class A, Class C, Class I, Class R2 and Class R5 Shares, respectively.
(g)	Amount rounds to less than 0.005.
(h)	Amount rounds to less than 0.005%.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2017

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$55.84	15.42%	$111,011	0.89%	0.45%		1.12%	27%
48.60	21.12	90,633	0.92	0.50		1.20	68
40.37	(0.88)	90,529	0.93	0.66		1.23	70
40.99	11.16	106,573	0.96	0.62		1.16	64
37.05	26.68	33,563	1.16	0.54	(f)	1.17	67
29.36	18.27	33,582	1.24	0.76		1.30	67

54.94	15.13	37,142	1.39	(0.07)		1.61	27
47.72	20.52	42,811	1.41	0.00	(h)	1.67	68
39.63	(1.35)	48,717	1.42	0.19		1.71	70
40.26	10.60	49,309	1.46	0.12		1.66	64
36.45	26.05	19,566	1.65	0.03	(f)	1.67	67
28.93	17.66	15,462	1.74	0.26		1.79	67

56.66	15.55	187,379	0.64	0.69		0.86	27
49.34	21.43	183,265	0.68	0.75		0.89	68
40.99	(0.63)	151,419	0.68	0.70		0.88	70
41.27	11.43	708,276	0.74	0.80		0.87	64
37.23	27.00	597,963	0.91	0.79	(f)	0.92	67
29.52	18.52	538,378	0.99	1.02		1.05	67

54.83	15.28	5,895	1.14	0.18		1.38	27
47.66	20.82	5,277	1.17	0.26		1.68	68
39.66	(1.10)	4,207	1.17	0.50		1.76	70
40.39	10.87	1,205	1.22	0.31		1.45	64
36.49	26.41	601	1.41	0.28	(f)	1.42	67
28.91	17.90	603	1.49	0.49		1.54	67

55.94	15.67	222,223	0.46	0.87		0.71	27
48.76	21.65	192,164	0.48	0.94		0.72	68
40.51	(0.42)	205,213	0.47	1.13		0.74	70
41.12	11.66	189,466	0.54	1.02		0.70	64
37.09	27.23	124,489	0.71	0.98	(f)	0.72	67
29.41	18.79	105,839	0.79	1.21		0.85	67

55.91	15.72	577,788	0.39	0.94		0.61	27
48.74	21.70	504,973	0.43	0.99		0.61	68
40.50	(2.94)	488,138	0.42	1.38		0.61	70

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN INTREPID FUNDS	49

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Intrepid Mid Cap Fund
Class A
Six Months Ended December 31, 2017 (Unaudited)	$22.11	$0.11		$2.12	$2.23	$(0.13)	$(1.66)	$(1.79)
Year Ended June 30, 2017	19.48	0.08		2.62	2.70	(0.07)	— (f)	(0.07)
Year Ended June 30, 2016	21.82	0.15		(0.64)	(0.49)	(0.13)	(1.72)	(1.85)
Year Ended June 30, 2015	24.11	0.08		1.18	1.26	(0.09)	(3.46)	(3.55)
Year Ended June 30, 2014	18.79	0.08	(g)	5.41	5.49	(0.07)	(0.10)	(0.17)
Year Ended June 30, 2013	14.99	0.13	(h)	3.80	3.93	(0.13)	—	(0.13)

Class C
Six Months Ended December 31, 2017 (Unaudited)	18.90	0.05		1.81	1.86	(0.01)	(1.66)	(1.67)
Year Ended June 30, 2017	16.72	(0.04)		2.24	2.20	(0.02)	— (f)	(0.02)
Year Ended June 30, 2016	19.07	0.03		(0.58)	(0.55)	(0.08)	(1.72)	(1.80)
Year Ended June 30, 2015	21.56	(0.06)		1.06	1.00	(0.03)	(3.46)	(3.49)
Year Ended June 30, 2014	16.87	(0.05	)(g)	4.84	4.79	—	(0.10)	(0.10)
Year Ended June 30, 2013	13.48	0.02	(h)	3.41	3.43	(0.04)	—	(0.04)

Class I
Six Months Ended December 31, 2017 (Unaudited)	23.22	0.15		2.23	2.38	(0.18)	(1.66)	(1.84)
Year Ended June 30, 2017	20.43	0.14		2.75	2.89	(0.10)	— (f)	(0.10)
Year Ended June 30, 2016	22.77	0.19		(0.64)	(0.45)	(0.17)	(1.72)	(1.89)
Year Ended June 30, 2015	24.97	0.14		1.24	1.38	(0.12)	(3.46)	(3.58)
Year Ended June 30, 2014	19.45	0.14	(g)	5.60	5.74	(0.12)	(0.10)	(0.22)
Year Ended June 30, 2013	15.51	0.18	(h)	3.93	4.11	(0.17)	—	(0.17)

Class R3
Six Months Ended December 31, 2017 (Unaudited)	22.08	0.10		2.14	2.24	(0.17)	(1.66)	(1.83)
September 9, 2016 (i) through June 30, 2017	19.97	0.11		2.09	2.20	(0.09)	— (f)	(0.09)

Class R4
Six Months Ended December 31, 2017 (Unaudited)	23.20	0.12		2.26	2.38	(0.22)	(1.66)	(1.88)
September 9, 2016 (i) through June 30, 2017	20.95	0.12		2.24	2.36	(0.11)	— (f)	(0.11)

Class R6
Six Months Ended December 31, 2017 (Unaudited)	23.25	0.18		2.23	2.41	(0.24)	(1.66)	(1.90)
Year Ended June 30, 2017	20.42	0.19		2.76	2.95	(0.12)	— (f)	(0.12)
November 2, 2015 (i) through June 30, 2016	22.41	0.20		(0.29)	(0.09)	(0.18)	(1.72)	(1.90)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Amount rounds to less than $0.005.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.04, $(0.08) and $0.10 for Class A, Class C and Class I Shares, respectively, and the net investment income (loss) ratio would have been 0.20%, (0.42)% and 0.45% for Class A, Class C, and Class I Shares, respectively.
(h)	Reflects a special dividend paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividend, the net investment income (loss) per share would have been $0.08, $(0.03) and $0.13 for Class A, Class C and Class I Shares, respectively, and the net investment income (loss) ratio would have been 0.47%, (0.17)% and 0.72% for Class A, Class C and Class I Shares, respectively.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2017

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$22.55	10.16%	$336,336	1.14%	0.99%		1.29%	28%
22.11	13.91	304,927	1.14	0.40		1.38	70
19.48	(1.71)	311,724	1.15	0.77		1.44	78
21.82	5.64	377,893	1.14	0.33		1.37	66
24.11	29.30	193,342	1.16	0.38	(g)	1.32	64
18.79	26.30	144,405	1.23	0.78	(h)	1.38	52

19.09	9.89	70,067	1.65	0.50		1.78	28
18.90	13.20	81,761	1.74	(0.21)		1.87	70
16.72	(2.35)	89,071	1.79	0.15		1.96	78
19.07	5.02	87,191	1.78	(0.31)		1.87	66
21.56	28.43	49,796	1.79	(0.25	)(g)	1.82	64
16.87	25.51	36,073	1.87	0.13	(h)	1.88	52

23.76	10.31	308,327	0.89	1.25		1.03	28
23.22	14.17	310,316	0.89	0.65		1.11	70
20.43	(1.48)	258,866	0.90	0.93		1.13	78
22.77	5.97	510,465	0.89	0.58		1.07	66
24.97	29.61	348,077	0.91	0.62	(g)	1.08	64
19.45	26.60	327,834	0.98	1.03	(h)	1.13	52

22.49	10.19	13,434	1.14	0.89		1.27	28
22.08	11.07	8,854	1.15	0.64		1.34	70

23.70	10.29	116	0.89	0.98		2.31	28
23.20	11.30	22	0.90	0.67		1.11	70

23.76	10.43	236,829	0.64	1.45		0.77	28
23.25	14.52	183,859	0.65	0.86		0.77	70
20.42	0.12	304,934	0.65	1.53		0.78	78

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN INTREPID FUNDS	51

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions
Intrepid Sustainable Equity Fund
Class A
Six Months Ended December 31, 2017 (Unaudited)	$39.35	$0.36		$3.75		$4.11	$(0.48)	$(2.22)	$(2.70)
Year Ended June 30, 2017	33.20	0.29		6.20		6.49	(0.34)	—	(0.34)
Year Ended June 30, 2016	34.01	0.62	(f)	(0.87	)(f)	(0.25)	(0.56)	—	(0.56)
Year Ended June 30, 2015	31.93	0.28		2.02		2.30	(0.22)	—	(0.22)
Year Ended June 30, 2014	25.54	0.20		6.37		6.57	(0.18)	—	(0.18)
Year Ended June 30, 2013	21.13	0.21	(g)	4.44		4.65	(0.24)	—	(0.24)

Class C
Six Months Ended December 31, 2017 (Unaudited)	38.51	0.27		3.64		3.91	(0.18)	(2.22)	(2.40)
Year Ended June 30, 2017	32.48	0.11		6.06		6.17	(0.14)	—	(0.14)
Year Ended June 30, 2016	33.29	0.44	(f)	(0.85	)(f)	(0.41)	(0.40)	—	(0.40)
Year Ended June 30, 2015	31.38	0.12		1.98		2.10	(0.19)	—	(0.19)
Year Ended June 30, 2014	25.14	0.05		6.26		6.31	(0.07)	—	(0.07)
Year Ended June 30, 2013	20.81	0.10	(g)	4.37		4.47	(0.14)	—	(0.14)

Class I
Six Months Ended December 31, 2017 (Unaudited)	39.59	0.40		3.78		4.18	(0.57)	(2.22)	(2.79)
Year Ended June 30, 2017	33.40	0.38		6.25		6.63	(0.44)	—	(0.44)
Year Ended June 30, 2016	34.22	0.68	(f)	(0.86	)(f)	(0.18)	(0.64)	—	(0.64)
Year Ended June 30, 2015	32.07	0.37		2.04		2.41	(0.26)	—	(0.26)
Year Ended June 30, 2014	25.65	0.28		6.39		6.67	(0.25)	—	(0.25)
Year Ended June 30, 2013	21.21	0.28	(g)	4.45		4.73	(0.29)	—	(0.29)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	The amount reflects an out of period adjustment related to a corporate action involving two of the Fund’s holdings. Had the Fund not recorded the out of period adjustment, the net investment income (loss) per share would have been $0.33, $0.15 and $0.38, for Class A, Class C and Class I Shares, respectively, the net realized and unrealized gains (losses) on investment per share would have been $(0.58), $(0.56) and $(0.56) for Class A, Class C and Class I Shares, respectively, and the net investment income (loss) ratio would have been 0.99%, 0.47% and 1.14% for Class A, Class C and Class I Shares, respectively.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.17, $0.06 and $0.23 for Class A, Class C and Class I Shares, respectively, and the net investment income (loss) ratio would have been 0.73%, 0.24% and 1.00% for Class A, Class C and Class I Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2017

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$40.76	10.47%	$9,274	0.97%	1.73%		2.06%	23%
39.35	19.64	7,943	1.08	0.80		2.29	53
33.20	(0.72)	8,760	1.15	1.90	(f)	1.95	31
34.01	7.22	10,933	1.15	0.85		1.87	35
31.93	25.78	9,466	1.17	0.68		2.19	49
25.54	22.15	8,765	1.25	0.92	(g)	2.40	82

40.02	10.19	3,861	1.48	1.31		2.57	23
38.51	19.02	5,063	1.58	0.30		2.79	53
32.48	(1.21)	6,131	1.65	1.38	(f)	2.46	31
33.29	6.71	6,874	1.65	0.36		2.36	35
31.38	25.13	3,709	1.66	0.19		2.66	49
25.14	21.55	2,294	1.75	0.43	(g)	2.91	82

40.98	10.59	7,567	0.72	1.90		1.79	23
39.59	19.95	5,038	0.83	1.04		2.03	53
33.40	(0.48)	4,148	0.90	2.05	(f)	1.65	31
34.22	7.51	4,833	0.90	1.10		1.59	35
32.07	26.10	3,438	0.91	0.95		1.90	49
25.65	22.46	1,516	1.00	1.19	(g)	2.16	82

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN INTREPID FUNDS	53

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Intrepid Value Fund
Class A
Six Months Ended December 31, 2017 (Unaudited)	$35.54	$0.40	$3.92	$4.32	$(0.45)	$(5.09)	$(5.54)
Year Ended June 30, 2017	31.20	0.47	4.66	5.13	(0.52)	(0.27)	(0.79)
Year Ended June 30, 2016	35.66	0.53	(2.95)	(2.42)	(0.49)	(1.55)	(2.04)
Year Ended June 30, 2015	37.13	0.46	1.38	1.84	(0.44)	(2.87)	(3.31)
Year Ended June 30, 2014	29.76	0.40	7.36	7.76	(0.39)	—	(0.39)
Year Ended June 30, 2013	23.99	0.42	5.79	6.21	(0.44)	—	(0.44)

Class C
Six Months Ended December 31, 2017 (Unaudited)	35.14	0.28	3.89	4.17	(0.34)	(5.09)	(5.43)
Year Ended June 30, 2017	30.87	0.30	4.60	4.90	(0.36)	(0.27)	(0.63)
Year Ended June 30, 2016	35.29	0.36	(2.91)	(2.55)	(0.32)	(1.55)	(1.87)
Year Ended June 30, 2015	36.80	0.27	1.37	1.64	(0.28)	(2.87)	(3.15)
Year Ended June 30, 2014	29.52	0.23	7.28	7.51	(0.23)	—	(0.23)
Year Ended June 30, 2013	23.80	0.29	5.74	6.03	(0.31)	—	(0.31)

Class I
Six Months Ended December 31, 2017 (Unaudited)	35.69	0.44	3.94	4.38	(0.48)	(5.09)	(5.57)
Year Ended June 30, 2017	31.34	0.53	4.67	5.20	(0.58)	(0.27)	(0.85)
Year Ended June 30, 2016	35.80	0.57	(2.95)	(2.38)	(0.53)	(1.55)	(2.08)
Year Ended June 30, 2015	37.25	0.51	1.40	1.91	(0.49)	(2.87)	(3.36)
Year Ended June 30, 2014	29.85	0.45	7.38	7.83	(0.43)	—	(0.43)
Year Ended June 30, 2013	24.06	0.46	5.81	6.27	(0.48)	—	(0.48)

Class R2
Six Months Ended December 31, 2017 (Unaudited)	35.33	0.33	3.90	4.23	(0.39)	(5.09)	(5.48)
Year Ended June 30, 2017	31.04	0.38	4.62	5.00	(0.44)	(0.27)	(0.71)
Year Ended June 30, 2016	35.48	0.44	(2.92)	(2.48)	(0.41)	(1.55)	(1.96)
Year Ended June 30, 2015	37.02	0.35	1.40	1.75	(0.42)	(2.87)	(3.29)
Year Ended June 30, 2014	29.69	0.31	7.33	7.64	(0.31)	—	(0.31)
Year Ended June 30, 2013	23.95	0.30	5.83	6.13	(0.39)	—	(0.39)

Class R5
Six Months Ended December 31, 2017 (Unaudited)	35.78	0.46	3.95	4.41	(0.51)	(5.09)	(5.60)
Year Ended June 30, 2017	31.42	0.59	4.69	5.28	(0.65)	(0.27)	(0.92)
Year Ended June 30, 2016	35.88	0.64	(2.95)	(2.31)	(0.60)	(1.55)	(2.15)
Year Ended June 30, 2015	37.33	0.59	1.39	1.98	(0.56)	(2.87)	(3.43)
Year Ended June 30, 2014	29.91	0.52	7.40	7.92	(0.50)	—	(0.50)
Year Ended June 30, 2013	24.10	0.52	5.82	6.34	(0.53)	—	(0.53)

Class R6
Six Months Ended December 31, 2017 (Unaudited)	35.78	0.45	3.97	4.42	(0.52)	(5.09)	(5.61)
Year Ended June 30, 2017	31.42	0.61	4.69	5.30	(0.67)	(0.27)	(0.94)
Year Ended June 30, 2016	35.89	0.66	(2.97)	(2.31)	(0.61)	(1.55)	(2.16)
Year Ended June 30, 2015	37.33	0.61	1.39	2.00	(0.57)	(2.87)	(3.44)
Year Ended June 30, 2014	29.91	0.47	7.46	7.93	(0.51)	—	(0.51)
Year Ended June 30, 2013	24.10	0.53	5.83	6.36	(0.55)	—	(0.55)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2017

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$34.32	12.37%	$98,571	0.83%	2.14%	1.03%	26%
35.54	16.55	95,891	0.83	1.41	1.16	81
31.20	(6.70)	240,808	0.83	1.64	1.18	66
35.66	5.24	173,149	0.86	1.26	1.13	52
37.13	26.17	114,036	0.94	1.19	1.17	49
29.76	26.07	71,116	0.94	1.57	1.38	48

33.88	12.09	26,105	1.33	1.55	1.53	26
35.14	15.97	35,999	1.32	0.89	1.59	81
30.87	(7.16)	42,788	1.33	1.12	1.62	66
35.29	4.72	53,413	1.36	0.76	1.62	52
36.80	25.50	35,963	1.44	0.69	1.67	49
29.52	25.48	25,538	1.44	1.07	1.88	48

34.50	12.49	708,592	0.65	2.39	0.77	26
35.69	16.72	886,602	0.68	1.56	0.90	81
31.34	(6.56)	1,224,039	0.68	1.77	0.91	66
35.80	5.41	1,424,101	0.71	1.39	0.90	52
37.25	26.35	1,214,765	0.79	1.34	0.92	49
29.85	26.26	926,972	0.79	1.71	1.12	48

34.08	12.19	20,941	1.15	1.77	1.46	26
35.33	16.24	19,693	1.10	1.12	1.59	81
31.04	(6.91)	17,721	1.08	1.39	1.75	66
35.48	4.98	14,237	1.09	0.97	1.43	52
37.02	25.82	1,346	1.19	0.92	1.42	49
29.69	25.74	934	1.19	1.06	1.56	48

34.59	12.56	89,421	0.46	2.46	0.62	26
35.78	16.97	86,134	0.48	1.73	0.61	81
31.42	(6.35)	85,624	0.48	1.98	0.61	66
35.88	5.60	83,859	0.51	1.59	0.63	52
37.33	26.60	80,008	0.59	1.53	0.72	49
29.91	26.53	62,685	0.59	1.92	0.93	48

34.59	12.60	126,197	0.39	2.41	0.52	26
35.78	17.03	108,525	0.43	1.79	0.52	81
31.42	(6.33)	86,255	0.43	2.07	0.51	66
35.89	5.67	39,024	0.46	1.65	0.55	52
37.33	26.66	19,495	0.54	1.41	0.67	49
29.91	26.59	10,875	0.54	1.99	0.91	48

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN INTREPID FUNDS	55

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 (Unaudited)

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (the “Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 5 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/Non-Diversified
Intrepid America Fund	Class A, Class C, Class I, Class R2, Class R5 and Class R6	JPM I	Diversified
Intrepid Growth Fund	Class A, Class C, Class I, Class R2, Class R5 and Class R6	JPM I	Diversified
Intrepid Mid Cap Fund	Class A, Class C, Class I, Class R3, Class R4 and Class R6	JPM II	Diversified
Intrepid Sustainable Equity Fund	Class A, Class C and Class I	JPM I	Diversified
Intrepid Value Fund	Class A, Class C, Class I, Class R2, Class R5 and Class R6	JPM I	Diversified

The investment objective of both the Intrepid America Fund and the Intrepid Growth Fund is to seek to provide long-term capital growth.

The investment objective of the Intrepid Mid Cap Fund is to seek long-term capital growth by investing primarily in equity securities of companies with intermediate capitalizations.

The investment objective of both the Intrepid Sustainable Equity Fund and the Intrepid Value Fund is to seek to provide long-term capital appreciation.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus. Beginning on November 14, 2017, Class C Shares automatically convert to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

A market-based approach is primarily used to value the Funds’ investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

56	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2017

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date. Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Intrepid America Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$4,255,907	$—	$—	$4,255,907

Appreciation in Other Financial Instruments
Futures Contracts (a)	$576	$—	$—	$576

Intrepid Growth Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$1,139,749	$—	$—	$1,139,749

Appreciation in Other Financial Instruments
Futures Contracts (a)	$306	$—	$—	$306

Intrepid Mid Cap Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$964,115	$—	$12	$964,127

Appreciation in Other Financial Instruments
Futures Contracts (a)	$50	$—	$—	$50

Intrepid Sustainable Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$20,680	$—	$—	$20,680

DECEMBER 31, 2017	J.P. MORGAN INTREPID FUNDS	57

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 (Unaudited) (continued)

JPMorgan Intrepid Value Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$1,069,953	$—	$—	$1,069,953

Appreciation in Other Financial Instruments
Futures Contracts (a)	$107	$—	$—	$107

(a)	All portfolio holdings designated as level 1 are disclosed individually on the SOIs. Please refer to the SOIs for industry specifics of portfolio holdings.
(b)	All portfolio holdings designated as level 1 are disclosed individually on the SOIs. Level 3 consists of rights. Please refer to the SOIs for industry specifics of portfolio holdings.

There were no transfers among any levels during the six months ended December 31, 2017.

B. Futures Contracts — Intrepid America Fund, Intrepid Growth Fund, Intrepid Mid Cap Fund and Intrepid Value Fund used index futures contracts to gain or reduce exposure to the stock market, maintain liquidity or minimize transaction costs. The Funds also bought futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as change in net unrealized appreciation/depreciation on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The use of futures contracts exposes the Funds to equity price risk. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Funds’ futures contracts activity during the six months ended December 31, 2017 (amounts in thousands):

	Intrepid America Fund	Intrepid Growth Fund	Intrepid Mid Cap Fund	Intrepid Value Fund
Futures Contracts:
Average Notional Balance Long	$99,261	$29,452	$14,671	$20,488
Ending Notional Balance Long	98,611	24,218	6,278	22,880

The Funds’ futures contracts are not subject to master netting agreements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

C. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

58	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2017

D. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each class of the Funds for the six months ended December 31, 2017 are as follows (amounts in thousands):

	Class A	Class C	Class I	Class R2		Class R3		Class R4	Class R5		Class R6	Total
Intrepid America Fund
Transfer agency fees	$5	$1	$2	$—	(a)	n/a		n/a	$—	(a)	$14	$22
Intrepid Growth Fund
Transfer agency fees	5	2	3	1		n/a		n/a	1		2	14
Intrepid Mid Cap Fund
Transfer agency fees	31	4	5	n/a		$—	(a)	$1	n/a		1	42
Intrepid Sustainable Equity Fund
Transfer agency fees	1	1	1	n/a		n/a		n/a	n/a		n/a	3
Intrepid Value Fund
Transfer agency fees	5	2	6	19		n/a		n/a	1		1	34

(a)	Amount rounds to less than 500.

E. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of December 31, 2017, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

F. Distributions to Shareholders — Distributions from net investment income are generally declared and paid at least annually, except for the Intrepid Value Fund, for which distributions are generally declared and paid at least quarterly. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Intrepid America Fund	0.40%
Intrepid Growth Fund	0.50
Intrepid Mid Cap Fund	0.65
Intrepid Sustainable Equity Fund	0.50
Intrepid Value Fund	0.40

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended December 31, 2017, the effective annualized rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

DECEMBER 31, 2017	J.P. MORGAN INTREPID FUNDS	59

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 (Unaudited) (continued)

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Trusts’ principal underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C, Class R2 and Class R3 Shares of the Funds, as applicable, in accordance with Rule 12b-1 under the 1940 Act. Class I, Class R4, Class R5 and Class R6 Shares do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Class R3
Intrepid America Fund	0.25%	0.75%	0.50%	n/a
Intrepid Growth Fund	0.25	0.75	0.50	n/a
Intrepid Mid Cap Fund	0.25	0.75	n/a	0.25%
Intrepid Sustainable Equity Fund	0.25	0.75	n/a	n/a
Intrepid Value Fund	0.25	0.75	0.50	n/a

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2017, JPMDS retained the following (amounts in thousands):

	Front-End Sales Charge		CDSC
Intrepid America Fund	$—	(a)	$—	(a)
Intrepid Growth Fund	10		—	(a)
Intrepid Mid Cap Fund	5		—
Intrepid Sustainable Equity Fund	—	(a)	—
Intrepid Value Fund	1		—	(a)

(a)	Amount rounds to less than 500.

D. Service Fees — The Trusts, on behalf of the Funds, have entered into Shareholder Servicing Agreements with JPMDS under which JPMDS provides certain support services to the shareholders. For performing these services, JPMDS receives a fee, except for Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class R2	Class R3	Class R4	Class R5
Intrepid America Fund	0.25%	0.25%	0.25%	0.25%	n/a	n/a	0.10%
Intrepid Growth Fund	0.25	0.25	0.25	0.25	n/a	n/a	0.10
Intrepid Mid Cap Fund	0.25	0.25	0.25	n/a	0.25%	0.25%	n/a
Intrepid Sustainable Equity Fund	0.25	0.25	0.25	n/a	n/a	n/a	n/a
Intrepid Value Fund	0.25	0.25	0.25	0.25	n/a	n/a	0.10

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived Service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations. Payments to the custodian may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as

60	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2017

described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class R2	Class R3	Class R4	Class R5	Class R6
Intrepid America Fund (1)	0.84%	1.34%	0.59%	1.09%	n/a	n/a	0.44%	0.34%
Intrepid Growth Fund (2)	0.84	1.34	0.59	1.09	n/a	n/a	0.44	0.34
Intrepid Mid Cap Fund (3)	1.14	1.64	0.89	n/a	1.14%	0.89%	n/a	0.64
Intrepid Sustainable Equity Fund (4)	0.84	1.34	0.59	n/a	n/a	n/a	n/a	n/a
Intrepid Value Fund (5)	0.83	1.33	0.59	1.09	n/a	n/a	0.44	0.34

(1)

Prior to November 1, 2017, the contractual expense limitations for Intrepid America Fund were 1.04%, 1.54%, 0.80%, 1.30%, 0.60% and 0.55% for Class A, Class C, Class I, Class R2, Class R5 and Class R6 Shares, respectively.

(2)

Prior to November 1, 2017, the contractual expense limitations for Intrepid Growth Fund were 0.93%, 1.42%, 0.68%, 1.18%, 0.48% and 0.43% for Class A, Class C, Class I, Class R2, Class R5 and Class R6 Shares, respectively.

(3)

Prior to November 1, 2017, the contractual expense limitations for Intrepid Mid Cap Fund were 1.15%, 1.79%, 0.90%, 1.15%, 0.90% and 0.65% for Class A, Class C, Class I, Class R3, Class R4 and Class R6 Shares, respectively.

(4)	Prior to November 1, 2017, the contractual expense limitations for Intrepid Sustainable Equity Fund were 1.05%, 1.55% and 0.80% for Class A, Class C and Class I Shares, respectively.
(5)	Prior to November 1, 2017, the contractual expense limitations for Intrepid Value Fund were 0.68%, 1.18%, 0.48% and 0.43% for Class I, Class R2, Class R5 and Class R6 Shares, respectively.

Except as noted above, the expense limitation agreements were in effect for the six months ended December 31, 2017 and are in place until at least October 31, 2019.

For the six months ended December 31, 2017, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fess	Total	Contractual Reimbursements
Intrepid America Fund	$661	$440	$3	$1,104	$4
Intrepid Growth Fund	746	417	45	1,208	—
Intrepid Mid Cap Fund	349	232	38	619	2
Intrepid Sustainable Equity Fund	49	8	24	81	24
Intrepid Value Fund	408	272	85	765	—	(a)

(a)	Amount rounds to less than 500.

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Funds’ investment in such affiliated money market fund.

The amounts of waivers resulting from investments in these money market funds for the six months ended December 31, 2017 were as follows (amounts in thousands):

Intrepid America Fund	$90
Intrepid Growth Fund	29
Intrepid Mid Cap Fund	17
Intrepid Sustainable Equity Fund	—	(a)
Intrepid Value Fund	22

(a)	Amount rounds to less than 500.

G. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

DECEMBER 31, 2017	J.P. MORGAN INTREPID FUNDS	61

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 (Unaudited) (continued)

The Funds may use related party broker-dealers. For the six months ended December 31, 2017, the Funds incurred brokerage commissions with broker-dealers affiliated with the Adviser as follows (amounts in thousands):

Intrepid America Fund	$—	(a)
Intrepid Growth Fund	—	(a)
Intrepid Mid Cap Fund	—	(a)
Intrepid Value Fund	—	(a)

(a)	Amount rounds to less than 500.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended December 31, 2017, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Intrepid America Fund	$1,361,356	$1,779,890
Intrepid Growth Fund	287,972	319,736
Intrepid Mid Cap Fund	256,240	269,617
Intrepid Sustainable Equity Fund	4,898	4,333
Intrepid Value Fund	280,607	554,138

During the six months ended December 31, 2017, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at December 31, 2017 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Intrepid America Fund	$3,182,863	$1,122,534	$48,914	$1,073,620
Intrepid Growth Fund	765,744	382,686	8,375	374,311
Intrepid Mid Cap Fund	738,740	248,700	23,263	225,437
Intrepid Sustainable Equity Fund	15,352	5,647	319	5,328
Intrepid Value Fund	812,228	276,112	18,280	257,832

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after June 30, 2011 are carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of June 30, 2017, the Funds had the following pre-enactment net capital loss carryforwards, expiring during the years indicated, which are available to offset future realized gains (amounts in thousands):

	2018	Total
Intrepid Growth Fund	$52,534	$52,534

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPM II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken

62	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2017

primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 5, 2018.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility during the six months ended December 31, 2017.

In addition, effective August 16, 2016, the Trust along with certain other trusts (“Borrowers”) entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 15, 2017, this agreement has been amended and restated for a term of 364 days, unless extended.

The Funds did not utilize the Credit Facility during the six months ended December 31, 2017.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

As of December 31, 2017, J.P. Morgan Investor Funds and JPMorgan SmartRetirement Funds, which are affiliated funds of funds, owned in the aggregate, shares representing more than 10% of the net assets of the Funds as follows:

	JPMorgan Investor Funds	JPMorgan SmartRetirement Funds
Intrepid America Fund	27.8%	65.7%
Intrepid Growth Fund	43.9	—
Intrepid Mid Cap Fund	18.3	—

As of December 31, 2017, the Funds had omnibus accounts which owned more than 10% of the respective Fund’s outstanding shares as follows:

	Number of Affiliated Omnibus Accounts	% of the Fund	Number of Non-Affiliated Omnibus Accounts	% of the Fund
Intrepid Mid Cap Fund	1	12.7%	—	—
Intrepid Sustainable Equity Fund	1	16.0	2	24.4%
Intrepid Value Fund	—	—	1	52.7

Significant shareholder transactions by these shareholders may impact the Funds’ performance.

8. Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and forms, and amendments to certain current rules and forms, to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The amendments to Regulation S-X were applied to the Funds’ financial statements as of December 31, 2017. The adoption had no effect on the Funds’ net assets or results of operations.

DECEMBER 31, 2017	J.P. MORGAN INTREPID FUNDS	63

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2017, and continued to hold your shares at the end of the reporting period, December 31, 2017.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During the Period*	Annualized Expense Ratio
Intrepid America Fund
Class A
Actual	$1,000.00	$1,145.20	$5.08	0.94%
Hypothetical	1,000.00	1,020.47	4.79	0.94
Class C
Actual	1,000.00	1,142.40	7.94	1.47
Hypothetical	1,000.00	1,017.80	7.48	1.47
Class I
Actual	1,000.00	1,146.70	3.84	0.71
Hypothetical	1,000.00	1,021.63	3.62	0.71
Class R2
Actual	1,000.00	1,144.00	6.54	1.21
Hypothetical	1,000.00	1,019.11	6.16	1.21
Class R5
Actual	1,000.00	1,148.00	2.92	0.54
Hypothetical	1,000.00	1,022.48	2.75	0.54
Class R6
Actual	1,000.00	1,148.30	2.38	0.44
Hypothetical	1,000.00	1,022.99	2.24	0.44

Intrepid Growth Fund
Class A
Actual	1,000.00	1,154.20	4.83	0.89
Hypothetical	1,000.00	1,020.72	4.53	0.89
Class C
Actual	1,000.00	1,151.30	7.54	1.39
Hypothetical	1,000.00	1,018.20	7.07	1.39
Class I
Actual	1,000.00	1,155.50	3.48	0.64
Hypothetical	1,000.00	1,021.98	3.26	0.64

64	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2017

	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During the Period*	Annualized Expense Ratio
Intrepid Growth Fund (continued)
Class R2
Actual	$1,000.00	$1,152.80	$6.19	1.14%
Hypothetical	1,000.00	1,019.46	5.80	1.14
Class R5
Actual	1,000.00	1,156.70	2.50	0.46
Hypothetical	1,000.00	1,022.89	2.35	0.46
Class R6
Actual	1,000.00	1,157.20	2.12	0.39
Hypothetical	1,000.00	1,023.24	1.99	0.39

Intrepid Mid Cap Fund
Class A
Actual	1,000.00	1,101.60	6.04	1.14
Hypothetical	1,000.00	1,019.46	5.80	1.14
Class C
Actual	1,000.00	1,098.90	8.73	1.65
Hypothetical	1,000.00	1,016.89	8.39	1.65
Class I
Actual	1,000.00	1,103.10	4.72	0.89
Hypothetical	1,000.00	1,020.72	4.53	0.89
Class R3
Actual	1,000.00	1,101.90	6.04	1.14
Hypothetical	1,000.00	1,019.46	5.80	1.14
Class R4
Actual	1,000.00	1,102.90	4.72	0.89
Hypothetical	1,000.00	1,020.72	4.53	0.89
Class R6
Actual	1,000.00	1,104.30	3.39	0.64
Hypothetical	1,000.00	1,021.98	3.26	0.64

Intrepid Sustainable Equity Fund
Class A
Actual	1,000.00	1,104.70	5.15	0.97
Hypothetical	1,000.00	1,020.32	4.94	0.97
Class C
Actual	1,000.00	1,101.90	7.84	1.48
Hypothetical	1,000.00	1,017.74	7.53	1.48
Class I
Actual	1,000.00	1,105.90	3.82	0.72
Hypothetical	1,000.00	1,021.58	3.67	0.72

Intrepid Value Fund
Class A
Actual	1,000.00	1,123.70	4.44	0.83
Hypothetical	1,000.00	1,021.02	4.23	0.83
Class C
Actual	1,000.00	1,120.90	7.11	1.33
Hypothetical	1,000.00	1,018.50	6.77	1.33
Class I
Actual	1,000.00	1,124.90	3.48	0.65
Hypothetical	1,000.00	1,021.93	3.31	0.65
Class R2
Actual	1,000.00	1,121.90	6.15	1.15
Hypothetical	1,000.00	1,019.41	5.85	1.15
Class R5
Actual	1,000.00	1,125.60	2.46	0.46
Hypothetical	1,000.00	1,022.89	2.35	0.46

DECEMBER 31, 2017	J.P. MORGAN INTREPID FUNDS	65

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During the Period*	Annualized Expense Ratio
Intrepid Value Fund (continued)
Class R6
Actual	$1,000.00	$1,126.00	$2.09	0.39%
Hypothetical	1,000.00	1,023.24	1.99	0.39

*	Expenses are equal to each Class’s respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

66	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2017

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2017, at which the Trustees considered the continuation of the investment advisory agreements for each of the Funds whose semi-annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 16, 2017.

As part of their review of the Advisory Agreements, the Trustees considered and reviewed performance and other information about the Funds received from the Adviser. This information includes the Funds’ performance as compared to the performance of their peers and benchmarks and analyses by the Adviser of the Funds’ performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense information compiled by Broadridge, using data from Lipper Inc., independent providers of investment company data (together, “Broadridge/Lipper”). The Trustees’ independent consultant also provided additional analyses of the performance of the Funds in connection with the Trustees’ review of the Advisory Agreements. Before voting on the proposed Advisory Agreements, the Trustees reviewed the proposed Advisory Agreements with representatives of the Adviser, counsel to the Trusts and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the proposed Advisory Agreements. The Trustees also discussed the proposed Advisory Agreements in executive sessions with independent legal counsel at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement.

The Trustees considered information provided with respect to the Funds over the course of the year. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Adviser from each Fund under the applicable Advisory Agreement was fair and reasonable and that the continuance of the Advisory Agreements was in the best interests of each Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administrative services provided by J.P. Morgan Investment Management Inc. in its role as administrator (“JPMIM”).

The Trustees also considered their knowledge of the nature and quality of the services provided by the Adviser and its affiliates to the Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

DECEMBER 31, 2017	J.P. MORGAN INTREPID FUNDS	67

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to each Fund. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based upon their review, the Trustees concluded that the profitability to the Adviser under each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

The Trustees also considered that JPMDS, an affiliate of the Adviser, and JPMIM earn fees from the Funds for providing shareholder and administrative services, respectively. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services.

Economies of Scale

The Trustees considered the extent to which the Funds may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Funds and those realized by the Adviser as assets increase. The Trustees considered whether it would be appropriate to add advisory fee breakpoints, but noted that each Fund has implemented fee waivers and contractual expense limitations (“Fee Caps”) which allow each Fund’s shareholders to share potential economies of scale from a Fund’s inception and that the fees remain competitive with peer funds. The Trustees also considered that the Adviser has shared economies of scale by adding or enhancing services to the Funds over time, noting the Adviser’s substantial investments in its business in support of the Funds, including investments in trading systems and technology (including cybersecurity improvements), retention of key talent, additions to analyst and portfolio management teams, and regulatory support enhancements. The Trustees concluded that the current fee structure was reasonable in light of the Fee Caps that the Adviser has in place that serve to limit the overall net expense ratios of each Fund at competitive levels. The Trustees concluded that the Funds’ shareholders received the benefits of potential economies of scale through the Fee Caps and the Adviser’s reinvestment in its operations to serve the Funds and their shareholders.

Independent Written Evaluation of the Funds’ Senior/Chief Compliance Officer

The Trustees noted that, upon their direction, the Senior Officer for the Intrepid Mid Cap Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. In determining whether to continue the Advisory Agreements, the Trustees considered the Senior Officer’s report.

The Trustees noted that, upon their direction, the Chief Compliance Officer for the, Intrepid America Fund, Intrepid Growth Fund, Intrepid Sustainable Equity Fund and Intrepid Value Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts and/or funds sub-advised by the Adviser, and for investment management styles substantially similar to that of each Fund. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences in the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser

68	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2017

and observed that sub-advisory fees may be lower than those charged by the Adviser to each Fund. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance information for the Funds in a report prepared by Broadridge/Lipper. The Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe made up of funds with the same Broadridge/Lipper investment classification and objective (the “Universe”), as well as a subset of funds within the Universe (the “Peer Group”), by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Broadridge/Lipper’s methodology for selecting mutual funds in each Fund’s Peer Group and Universe. The Broadridge/Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared by the Trustees’ independent consultant. The Broadridge/Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Intrepid America Fund’s performance for Class A shares was in the fourth, first and first quintiles based upon the Peer Group, and in the fourth, second and second quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2016, respectively. The Trustees noted that the performance for Class I shares was in the third, first, and second quintiles based upon the Peer Group, and in the fourth, second and second quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2016, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the Intrepid Growth Fund’s performance for Class A shares was in the second, first and first quintiles based upon the Peer Group, and in the second, first and second quintiles based upon the Universe, for the one-, three-

and five-year periods ended December 31, 2016, respectively. The Trustees noted that the performance for Class I shares was in the second, first and first quintiles based upon the both the Peer Group, and the Universe, for the one-, three- and five-year periods ended December 31, 2016, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the Intrepid Mid Cap Fund’s performance for Class A shares was in the fourth, second, and first quintiles based upon the Peer Group, and in the fourth, third and second quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2016, respectively. The Trustees noted that the performance for Class I shares was in the fifth, first, and second quintiles based upon the Peer Group, and in the fourth, third, and first quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2016, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory. The Trustees requested, however, that the Fund’s Adviser provide additional Fund performance information to be reviewed with members of the equity committee at each of their regular meetings over the course of the next year.

The Trustees noted that the Intrepid Sustainable Equity Fund’s performance for Class A shares was in the third, second and first quintiles based upon the Peer Group, and in the third, third and first quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2016, respectively. The Trustees noted that the performance for Class I shares was in the fourth and second quintiles based upon the Peer Group for the one- and three-year periods ended December 31, 2016, respectively, and in the third, second, and first quintiles based upon the Universe for the one-, three- and five-year periods ended December 31, 2016, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser, and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the Intrepid Value Fund’s performance for Class A shares was in the fourth, fourth and third quintiles based upon the Peer Group, and in the fifth, fourth, and third quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2016, respectively. The Trustees noted that the performance for Class I shares was in the fourth, third and third quintiles based upon the Peer Group,

DECEMBER 31, 2017	J.P. MORGAN INTREPID FUNDS	69

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

and in the fifth, third, and third quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2016, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory. The Trustees requested, however, that the Fund’s Adviser provide additional Fund performance information to be reviewed with members of the equity committee at each of their regular meetings over the course of the next year.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Adviser and compared that rate to the information prepared by Broadridge/Lipper concerning management fee rates paid by other funds in the same Broadridge/Lipper category as each Fund. The Trustees recognized that Broadridge/Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Intrepid America Fund’s net advisory fee and actual total expenses for Class A shares were in the first quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee for Class I shares was in the second quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class I shares were in the first and second quintiles based upon the Peer Group and Universe, respectively. The Trustees also noted that the Fund’s contractual Fee Caps were lowered effective November 1, 2017. After considering all of the factors identified above, the Trustees concluded that the advisory fees were satisfactory in light of the services provided to the Fund.

The Trustees noted that the Intrepid Growth Fund’s net advisory fee and actual total expenses for both Class A and Class I shares were in the first quintile based upon both the Peer Group and Universe. The Trustees also noted that the Fund’s contractual Fee Caps were lowered effective November 1, 2017. After considering all of the factors identified above, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the Intrepid Mid Cap Fund’s net advisory fee and actual total expenses for the Class A shares were in the first and second quintiles, respectively, based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee for Class I shares was in the first quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class I shares were in the first and third quintiles based upon the Peer Group and Universe, respectively. The Trustees also noted that the Fund’s contractual Fee Caps were lowered effective November 1, 2017. After considering all of the factors identified above, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the Intrepid Sustainable Equity Fund’s net advisory fee for both Class A and Class I shares was in the first quintile based upon both the Peer Group and Universe, and that the actual total expenses for both Class A and Class I shares were in the first and third quintiles based upon the Peer Group and Universe, respectively. The Trustees also noted that the Fund’s contractual Fee Caps were lowered effective November 1, 2017. After considering all of the factors identified above, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the Intrepid Value Fund’s net advisory fee and actual total expenses for Class A shares were in the first quintile based upon both the Peer Group and the Universe. The Trustees noted that the net advisory fee for Class I shares was in the first quintile based upon both the Peer Group and Universe, and that the actual total expenses for the Class I shares were in the first and second quintiles based upon the Peer Group and Universe, respectively. The Trustees also noted that the Fund’s contractual Fee Caps for certain share classes were lowered effective November 1, 2017. After considering all of the factors identified above, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

70	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2017

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management businesses of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2017. All rights reserved. December 2017.	SAN-INT-1217

Semi-Annual Report

J.P. Morgan Equity Funds

December 31, 2017 (Unaudited)

JPMorgan U.S. Dynamic Plus Fund

JPMorgan U.S. Large Cap Core Plus Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

February 1, 2018 (Unaudited)

Dear Shareholder,

The U.S. economy continued to grow in the second half of 2017, supported by a synchronized global economy and central bank policies that also helped lift equity prices in the U.S. and elsewhere.

“Historically high consumer confidence, increased business investment and growth in corporate earnings all indicate that the U.S. economy should continue to expand.” — George C.W. Gatch

The U.S. economy entered its third longest expansion on record in 2017, and gross domestic product (GDP) rose by 3.2% in the third quarter and an estimated 2.6% in the fourth quarter. During the second half of 2017, unemployment fell to 4.1% in December from 4.3% in June, and U.S. consumer confidence reached a 17-year high in November. Corporate profits rose during the second half of the year amid stable energy prices and a decline in the value of the U.S. dollar.

Notably, the second half of 2017 included three large hurricanes, wildfires and other assorted natural disasters that combined to cause an estimated $306 billion in damage in the U.S. While companies in some specific sectors of the economy reported that Hurricanes Harvey, Irma and Maria affected revenue or earnings, any impact on the larger economy appeared to be limited.

The U.S. Federal Reserve raised interest rates in December 2017 and indicated it would raise rates three more times in the year ahead. However, interest rates overall remained relatively low during the reporting period and provided support for both the domestic economy and financial markets.

Most developed market and emerging market economies also continued to grow in the second half of 2017. Growth in Europe was strong enough that the European Central Bank committed to reducing its monthly asset purchases by half and the Bank of England raised its benchmark interest rate for the first time in ten years. Japan registered its longest economic expansion in a decade and China’s GDP grew by an estimated 6.8% in the second half of 2017, supported by personal consumption and growth in foreign trade.

Roughly 120 countries, comprising three-fourths of global GDP, had experienced increased economic growth by the end of 2017, according to the International Monetary Fund (IMF).

Meanwhile, global financial markets provided investors with positive returns for the six months ended December 31, 2017. Overall, equity markets outperformed bond markets, with emerging market equities largely outperforming developed market equities.

In the wake of stronger-than-expected growth in the U.S. and other leading economies, the IMF revised its forecast for 2018 U.S. GDP growth to 2.7% from 2.3%. The IMF cited growth from external demand and a reduction in U.S. corporate tax rates from the 2017 Tax Cuts and Jobs Act. Historically high consumer confidence, increased business investment and growth in corporate earnings all indicate that the U.S. economy should continue to expand. We believe investors who maintain a properly diversified portfolio and a long-term outlook will be able to benefit from the current global economic expansion.

We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

DECEMBER 31, 2017	J.P. MORGAN EQUITY FUNDS	1

J.P. Morgan Equity Funds

MARKET OVERVIEW

SIX MONTHS ENDED DECEMBER 31, 2017 (Unaudited)

U.S. equity markets overall provided positive returns throughout the reporting period amid strong growth in corporate profits, stable energy prices and continued low interest rates. During the reporting period, the Standard & Poor’s 500 Index (the “S&P 500”) reached more than two dozen record high closings and had positive returns for each month.

Meanwhile, the CBOE Volatility Index, which measures S&P 500 options to gauge market expectations of near-term volatility, remained well below its historical average throughout the year and on November 3, 2017, fell to its lowest-ever level.

Overall, growth stocks outperformed value stocks and large caps generally outperformed small cap and mid cap stocks during the reporting period. For the six months ended December 31, 2017, the S&P 500 returned 11.42%.

2	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2017

JPMorgan U.S. Dynamic Plus Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2017 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	13.80%
S&P 500 Index	11.42%

Net Assets as of 12/31/2017 (In Thousands)	$349,384

INVESTMENT OBJECTIVE**

The JPMorgan U.S. Dynamic Plus Fund (the “Fund”) seeks to provide long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares outperformed the S&P 500 Index (the “Benchmark”) for the six months ended December 31, 2017. The Fund’s security selection in the industrials and consumer discretionary sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the financials and health care sectors was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s short position in General Electric Co. and its overweight position in Boeing Co. and VMware Inc. Shares of General Electric, an industrial conglomerate, fell amid the company’s efforts to implement a $1 billion restructuring plan. Shares of Boeing, an aircraft manufacturer, rose amid growth in new orders, an increase in the company’s stock dividend and an $18 billion stock repurchase plan. Shares of VMware, a provider of so-called cloud computing services that was not held in the Benchmark, rose after the company reported better-than-expected earnings for the third quarter of 2017.

Leading individual detractors from relative performance included the Fund’s overweight positions in Allergan PLC, Oracle Corp. and United Continental Holdings Inc. Shares of Allergan, a drug maker, fell after the company lost its legal battle to protect its dry eye medication from competition from generic formulations of the drug. Shares of Oracle, a computer software provider, fell after the company reported lower-than-expected revenue from its cloud computing business. Shares of

United Continental Holdings, an airline operator, fell after the company cancelled large numbers of flights due to hurricanes in Florida, Texas and the Caribbean.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employ a philosophy that is rooted in behavioral finance, a field of study that emphasizes the importance of human psychology in financial markets. Behavioral finance examines how investor behavior can be affected by emotional biases and reactions. The field theorizes that inefficiencies arise in the stock market because investors are consistently irrational in making many investment decisions.

The portfolio managers aim to capitalize on these market inefficiencies by targeting attractively valued stocks of companies that they believe possess strong management, earnings quality and positive momentum characteristics, looking to sell these stocks when they no longer exhibit these criteria. In addition, the Fund’s portfolio managers look to short stocks that do not possess these characteristics. A disciplined quantitative ranking methodology is utilized to identify attractive stocks in each sector, a process that is combined with qualitative research and value-added trading. During the reporting period, the Fund was managed and positioned in accordance with this investment philosophy and process.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

DECEMBER 31, 2017	J.P. MORGAN EQUITY FUNDS	3

JPMorgan U.S. Dynamic Plus Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2017 (Unaudited) (continued)

TOP TEN LONG POSITIONS OF THE PORTFOLIO*
1.	Apple, Inc.	4.6%
2.	Microsoft Corp.	3.2
3.	Boeing Co. (The)	2.3
4.	Caterpillar, Inc.	2.0
5.	Valero Energy Corp.	1.8
6.	Applied Materials, Inc.	1.7
7.	Gilead Sciences, Inc.	1.7
8.	Oracle Corp.	1.7
9.	Amgen, Inc.	1.5
10.	HP, Inc.	1.4

TOP TEN SHORT POSITIONS OF THE PORTFOLIO**
1.	Analog Devices, Inc.	7.0%
2.	ViaSat, Inc.	5.5
3.	Fastenal Co.	5.2
4.	Acuity Brands, Inc.	5.1
5.	General Electric Co.	5.0
6.	MGM Resorts International	4.4
7.	Starbucks Corp.	4.3
8.	Advance Auto Parts, Inc.	4.2
9.	Incyte Corp.	4.1
10.	Hexcel Corp.	3.9

LONG POSITION PORTFOLIO COMPOSITION BY SECTOR*
Information Technology	25.7%
Consumer Discretionary	15.0
Industrials	12.9
Health Care	11.9
Financials	11.9
Consumer Staples	6.1
Energy	5.7
Materials	2.8
Real Estate	2.0
Utilities	1.9
Others (each less than 1.0%)	0.9
Short-Term Investment	3.2

SHORT POSITION PORTFOLIO COMPOSITION BY SECTOR**
Information Technology	29.6%
Industrials	26.7
Consumer Discretionary	24.0
Health Care	8.8
Materials	4.0
Real Estate	2.1
Utilities	1.9
Energy	1.6
Consumer Staples	1.3
Telecommunication Services	0.0	(a)

(a)	Amount rounds to less than 0.05%.
*	Percentages indicated are based on total long investments as of December 31, 2017. The Fund’s portfolio composition is subject to change.
**	Percentages indicated are based on total short investments as of December 31, 2017. The Fund’s portfolio composition is subject to change.

4	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2017

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2017

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	January 31, 2006
With Sales Charge**		7.64%	13.82%	13.65%	6.30%
Without Sales Charge		13.63	20.11	14.89	6.88
CLASS C SHARES	January 31, 2006
With CDSC***		12.40	18.52	14.33	6.35
Without CDSC		13.40	19.52	14.33	6.35
CLASS I SHARES	January 31, 2006	13.80	20.38	15.20	7.14

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/07 TO 12/31/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan U.S. Dynamic Plus Fund, the S&P 500 Index and the Lipper Alternative Active Extension Funds Average from December 31, 2007 to December 31, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Alternative Active Extension Funds Average includes expenses associated with a mutual fund, such as investment management fees.

These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Investors cannot directly invest in an index. The Lipper Alternative Active Extension Funds Average is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2017	J.P. MORGAN EQUITY FUNDS	5

JPMorgan U.S. Large Cap Core Plus Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2017 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*.	11.42%
S&P 500 Index	11.42%

Net Assets as of 12/31/2017 (In Thousands)	$9,172,277

INVESTMENT OBJECTIVE**

The JPMorgan U.S. Large Cap Core Plus Fund (the “Fund”) seeks to provide a high total return from a portfolio of selected equity securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares performed in line with the S&P 500 Index (the “Benchmark”) for the six months ended December 31, 2017. The Fund’s security selection in the energy and information technology sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the consumer staples and industrials sectors was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Occidental Petroleum Corp., UnitedHealth Group Inc. and Alcoa Corp. Shares of Occidental Petroleum, an oil and natural gas exploration and production company, rose amid an increase in global energy prices. Shares of UnitedHealth Group, a health insurer, rose amid earnings and revenue growth throughout the reporting period. Shares of Alcoa, an aluminum producer, rose amid a surge in aluminum prices.

Leading individual detractors from relative performance included the Fund’s overweight positions in Allergan PLC and Dish Network Corp. and its short position in Boeing Co. Shares of Allergan, a drug maker, fell after the company lost its legal battle to protect its dry eye medication from competition from generic formulations of the drug. Shares of Dish Network, a subscription TV provider, fell after the company reported lower-than-expected earnings for the third quarter of 2017. Shares of Boeing, an aircraft manufacturer, rose amid growth in new orders, an increase in the company’s stock dividend and announced an $18 billion stock repurchase plan.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to stock selection, researching companies to determine their underlying value and potential for future earnings growth. Overall, the Fund’s portfolio managers aimed to take advantage of mispriced stocks that appeared attractive relative to fair value for long positions, and looked for overvalued stocks in which to take short positions. The long-to-short exposure ratio at the end of the reporting period was 127% to 27%.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

6	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2017

TOP TEN LONG POSITIONS OF THE PORTFOLIO*
1.	Microsoft Corp.	3.2%
2.	Apple, Inc.	3.0
3.	Occidental Petroleum Corp.	2.6
4.	Pfizer, Inc., (United States)	2.2
5.	UnitedHealth Group, Inc.	2.2
6.	Alphabet, Inc., Class C	2.1
7.	DowDuPont, Inc.	2.0
8.	Citigroup, Inc.	1.9
9.	EOG Resources, Inc.	1.9
10.	Northrop Grumman Corp.	1.8

TOP TEN SHORT POSITIONS OF THE PORTFOLIO**
1.	Exxon Mobil Corp.	4.2%
2.	Canadian National Railway Co.	2.4
3.	Omnicom Group, Inc.	2.3
4.	Stryker Corp.	2.3
5.	Seagate Technology plc	2.2
6.	Schlumberger Ltd.	2.2
7.	Henry Schein, Inc.	2.0
8.	Procter & Gamble Co. (The)	1.9
9.	Clorox Co. (The)	1.9
10.	Sempra Energy	1.8

LONG POSITION PORTFOLIO COMPOSITION BY SECTOR*
Information Technology	23.1%
Financials	15.2
Consumer Discretionary	15.2
Health Care	13.1
Industrials	12.1
Energy	7.8
Consumer Staples	4.8
Materials	4.6
Utilities	1.8
Others (each less than 1.0%)	1.3
Short-Term Investment	1.0

SHORT POSITION PORTFOLIO COMPOSITION BY SECTOR**
Information Technology	13.8%
Energy	12.9
Financials	12.2
Consumer Staples	11.6
Consumer Discretionary	11.5
Industrials	11.4
Health Care	9.4
Utilities	8.1
Real Estate	4.5
Materials	3.4
Telecommunication Services	1.2

*	Percentages indicated are based on total long investments as of December 31, 2017. The Fund’s portfolio composition is subject to change.
**	Percentages indicated are based on total short investments as of December 31, 2017. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2017	J.P. MORGAN EQUITY FUNDS	7

JPMorgan U.S. Large Cap Core Plus Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2017 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2017

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	November 1, 2005
With Sales Charge**		5.45%	14.88%	14.32%	8.34%
Without Sales Charge		11.28	21.23	15.56	8.92
CLASS C SHARES	November 1, 2005
With CDSC***		10.00	19.58	14.97	8.38
Without CDSC		11.00	20.58	14.97	8.38
CLASS I SHARES	November 1, 2005	11.42	21.48	15.85	9.20
CLASS R2 SHARES	November 3, 2008	11.11	20.87	15.26	8.67
CLASS R5 SHARES	May 15, 2006	11.53	21.72	16.06	9.41
CLASS R6 SHARES	November 1, 2017	11.53	21.73	16.06	9.41

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/07 TO 12/31/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to its inception date are based on the performance of Class A Shares. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class R5 Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan U.S. Large Cap Core Plus Fund, the S&P 500 Index and the Lipper Alternative Active Extension Funds Average from December 31, 2007 to December 31, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Alternative Active Extension Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Investors cannot directly invest in an index. The Lipper Alternative Active Extension Funds Average is an average based on total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2017

JPMorgan U.S. Dynamic Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — 124.5%
Common Stocks — 120.5%
	Consumer Discretionary — 18.7%
	Automobiles — 0.9%
73	General Motors Co.	2,988

	Diversified Consumer Services — 0.4%
51	H&R Block, Inc.	1,327

	Hotels, Restaurants & Leisure — 3.7%
40	Dunkin’ Brands Group, Inc.	2,553
29	McDonald’s Corp.	5,061
75	Restaurant Brands International, Inc., (Canada) (j)	4,580
7	Wyndham Worldwide Corp.	811

		13,005

	Internet & Direct Marketing Retail — 3.7%
3	Amazon.com, Inc. (a) (j)	3,801
19	Expedia, Inc. (j)	2,216
132	Liberty Interactive Corp. QVC Group, Class A (a)	3,218
12	Netflix, Inc. (a)	2,342
16	Wayfair, Inc., Class A (a)	1,244

		12,821

	Media — 2.7%
34	CBS Corp. (Non-Voting), Class B	2,030
106	Comcast Corp., Class A (j)	4,245
31	DISH Network Corp., Class A (a) (j)	1,495
107	News Corp., Class A	1,734

		9,504

	Specialty Retail — 4.7%
80	Best Buy Co., Inc.	5,443
31	Home Depot, Inc. (The) (j)	5,957
51	Ross Stores, Inc. (j)	4,085
10	Tiffany & Co.	1,060

		16,545

	Textiles, Apparel & Luxury Goods — 2.6%
25	Michael Kors Holdings Ltd. (a)	1,561
23	PVH Corp.	3,142
43	Ralph Lauren Corp.	4,417

		9,120

	Total Consumer Discretionary	65,310

	Consumer Staples — 7.6%
	Beverages — 1.2%
10	Molson Coors Brewing Co., Class B	837
28	PepsiCo, Inc.	3,406

		4,243

SHARES	SECURITY DESCRIPTION	VALUE($)

	Food & Staples Retailing — 2.5%
78	Walgreens Boots Alliance, Inc. (j)	5,649
30	Wal-Mart Stores, Inc.	2,913

		8,562

	Food Products — 2.6%
34	Conagra Brands, Inc.	1,274
79	Pilgrim’s Pride Corp. (a)	2,463
66	Tyson Foods, Inc., Class A (j)	5,310

		9,047

	Household Products — 0.6%
24	Procter & Gamble Co. (The)	2,242

	Personal Products — 0.5%
31	Edgewell Personal Care Co. (a) (j)	1,836

	Tobacco — 0.2%
10	Altria Group, Inc.	714

	Total Consumer Staples	26,644

	Energy — 7.1%
	Energy Equipment & Services — 2.0%
64	Baker Hughes a GE Co.	2,022
36	Halliburton Co. (j)	1,735
76	National Oilwell Varco, Inc.	2,744
25	Rowan Cos. plc, Class A (a)	390

		6,891

	Oil, Gas & Consumable Fuels — 5.1%
39	Devon Energy Corp. (j)	1,623
91	HollyFrontier Corp.	4,656
68	Marathon Oil Corp. (j)	1,153
18	Marathon Petroleum Corp.	1,181
48	Newfield Exploration Co. (a)	1,523
85	Valero Energy Corp. (j)	7,849

		17,985

	Total Energy	24,876

	Financials — 14.8%
	Banks — 7.0%
198	Bank of America Corp. (j)	5,857
74	Citigroup, Inc.	5,497
31	Comerica, Inc.	2,656
42	PNC Financial Services Group, Inc. (The) (j)	6,017
203	Regions Financial Corp.	3,508
10	Synovus Financial Corp.	484
7	Zions Bancorp	330

		24,349

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN EQUITY FUNDS	9

JPMorgan U.S. Dynamic Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — continued
Common Stocks — continued
	Capital Markets — 1.3%
81	Morgan Stanley	4,234
4	MSCI, Inc. (j)	481

		4,715

	Consumer Finance — 2.2%
33	Capital One Financial Corp. (j)	3,236
56	Discover Financial Services	4,282

		7,518

	Insurance — 4.3%
32	Allstate Corp. (The) (j)	3,356
60	American International Group, Inc. (j)	3,581
41	Assured Guaranty Ltd.	1,389
13	Everest Re Group Ltd.	2,810
37	Lincoln National Corp.	2,875
4	Progressive Corp. (The)	236
18	Validus Holdings Ltd. (j)	835

		15,082

	Total Financials	51,664

	Health Care — 14.8%
	Biotechnology — 6.6%
61	AbbVie, Inc.	5,899
39	Amgen, Inc. (j)	6,726
22	Celgene Corp. (a) (j)	2,338
102	Gilead Sciences, Inc. (j)	7,285
5	Vertex Pharmaceuticals, Inc. (a) (j)	769

		23,017

	Health Care Equipment & Supplies — 0.6%
12	Baxter International, Inc.	743
12	Zimmer Biomet Holdings, Inc. (j)	1,424

		2,167

	Health Care Providers & Services — 6.9%
15	AmerisourceBergen Corp. (j)	1,414
27	Anthem, Inc. (j)	6,165
18	Cigna Corp. (j)	3,574
36	Express Scripts Holding Co. (a)	2,657
21	Humana, Inc. (j)	5,309
52	Molina Healthcare, Inc. (a)	4,003
4	WellCare Health Plans, Inc. (a)	825

		23,947

	Pharmaceuticals — 0.7%
71	Pfizer, Inc.	2,583

	Total Health Care	51,714

SHARES	SECURITY DESCRIPTION	VALUE($)

	Industrials — 16.0%
	Aerospace & Defense — 2.8%
33	Boeing Co. (The) (j)	9,821

	Airlines — 2.3%
16	Copa Holdings SA, (Panama), Class A	2,185
92	Delta Air Lines, Inc.	5,130
12	Southwest Airlines Co.	798

		8,113

	Construction & Engineering — 0.8%
7	EMCOR Group, Inc.	605
33	Jacobs Engineering Group, Inc.	2,183

		2,788

	Electrical Equipment — 1.1%
19	Rockwell Automation, Inc.	3,750

	Machinery — 7.4%
47	Allison Transmission Holdings, Inc. (j)	2,029
56	Caterpillar, Inc. (j)	8,793
13	Cummins, Inc.	2,243
28	Deere & Co.	4,382
16	Illinois Tool Works, Inc. (j)	2,737
28	Parker-Hannifin Corp.	5,548

		25,732

	Professional Services — 0.5%
15	ManpowerGroup, Inc.	1,917

	Trading Companies & Distributors — 1.1%
23	United Rentals, Inc. (a)	3,954

	Total Industrials	56,075

	Information Technology — 32.0%
	Internet Software & Services — 4.7%
6	Alphabet, Inc., Class C (a) (j)	6,090
151	eBay, Inc. (a) (j)	5,680
5	Facebook, Inc., Class A (a)	935
33	VeriSign, Inc. (a)	3,742

		16,447

	IT Services — 3.3%
56	DXC Technology Co. (j)	5,330
17	Mastercard, Inc., Class A (j)	2,513
33	Visa, Inc., Class A (j)	3,774

		11,617

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — continued
Common Stocks — continued
	Semiconductors & Semiconductor Equipment — 7.9%
148	Applied Materials, Inc. (j)	7,545
59	First Solar, Inc. (a)	3,984
26	Lam Research Corp. (j)	4,731
219	Marvell Technology Group Ltd., (Bermuda)	4,693
101	Maxim Integrated Products, Inc. (j)	5,296
33	Teradyne, Inc.	1,377

		27,626

	Software — 8.0%
163	Microsoft Corp. (j)	13,956
152	Oracle Corp.	7,182
15	Take-Two Interactive Software, Inc. (a)	1,647
39	VMware, Inc., Class A (a)	4,912

		27,697

	Technology Hardware, Storage & Peripherals — 8.1%
119	Apple, Inc. (j)	20,139
296	HP, Inc.	6,227
24	Western Digital Corp.	1,885

		28,251

	Total Information Technology	111,638

	Materials — 3.5%
	Chemicals — 1.5%
24	Chemours Co. (The)	1,176
53	Huntsman Corp.	1,771
21	LyondellBasell Industries NV, Class A	2,328

		5,275

	Containers & Packaging — 0.5%
16	Berry Global Group, Inc. (a)	927
44	Owens-Illinois, Inc. (a)	982

		1,909

	Metals & Mining — 1.1%
91	Steel Dynamics, Inc. (j)	3,903

	Paper & Forest Products — 0.4%
47	Louisiana-Pacific Corp. (a)	1,240

	Total Materials	12,327

	Real Estate — 2.5%
	Equity Real Estate Investment Trusts (REITs) — 0.5%
57	Hospitality Properties Trust	1,708

	Real Estate Management & Development — 2.0%
100	CBRE Group, Inc., Class A (a) (j)	4,344
106	Realogy Holdings Corp.	2,814

		7,158

	Total Real Estate	8,866

SHARES	SECURITY DESCRIPTION	VALUE($)

	Telecommunication Services — 1.1%
	Diversified Telecommunication Services — 0.8%
24	AT&T, Inc.	941
37	Verizon Communications, Inc.	1,940

		2,881

	Wireless Telecommunication Services — 0.3%
14	T-Mobile US, Inc. (a)	864

	Total Telecommunication Services	3,745

	Utilities — 2.4%
	Electric Utilities — 1.2%
38	FirstEnergy Corp.	1,155
20	NextEra Energy, Inc.	3,061

		4,216

	Independent Power and Renewable Electricity Producers — 1.2%
140	NRG Energy, Inc.	3,998

	Total Utilities	8,214

	Total Common Stocks (Cost $309,400)	421,073

Short-Term Investment — 4.0%
	Investment Company — 4.0%
14,082	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 1.14% (b) (l) (Cost $14,082)	14,082

	Total Investments — 124.5% (Cost $323,482)	435,155
	Liabilities in Excess of Other Assets — (24.5)%	(85,771)

	NET ASSETS — 100.0%	$349,384

Short Positions — 24.7%
Common Stocks — 24.7%
	Consumer Discretionary — 5.9%
	Hotels, Restaurants & Leisure — 2.3%
2	Chipotle Mexican Grill, Inc. (a)	607
113	MGM Resorts International	3,780
65	Starbucks Corp.	3,744

		8,131

	Household Durables — 0.3%
4	Mohawk Industries, Inc. (a)	1,131

	Internet & Direct Marketing Retail — 0.3%
28	TripAdvisor, Inc. (a)	962

	Leisure Products — 0.2%
41	Mattel, Inc.	623

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN EQUITY FUNDS	11

JPMorgan U.S. Dynamic Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (Unaudited) (continued)

(Amounts in thousands, except number of Futures contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — continued
Common Stocks — continued
	Specialty Retail — 2.7%
37	Advance Auto Parts, Inc.	3,649
2	AutoZone, Inc. (a)	1,280
34	Tractor Supply Co.	2,519
9	Ulta Beauty, Inc. (a)	1,968

		9,416

	Textiles, Apparel & Luxury Goods — 0.1%
36	Under Armour, Inc., Class A (a)	514

	Total Consumer Discretionary	20,777

	Consumer Staples — 0.3%
	Food & Staples Retailing — 0.3%
10	Casey’s General Stores, Inc.	1,108

	Energy — 0.4%
	Oil, Gas & Consumable Fuels — 0.4%
47	Noble Energy, Inc.	1,376

	Health Care — 2.2%
	Biotechnology — 1.2%
37	Incyte Corp. (a)	3,504
6	TESARO, Inc. (a)	531

		4,035

	Health Care Equipment & Supplies — 0.2%
10	DENTSPLY SIRONA, Inc.	652

	Health Care Providers & Services — 0.8%
12	Cardinal Health, Inc.	747
33	Envision Healthcare Corp. (a)	1,140
21	Patterson Cos., Inc.	741
18	Tenet Healthcare Corp. (a)	271

		2,899

	Total Health Care	7,586

	Industrials — 6.6%
	Aerospace & Defense — 1.0%
55	Hexcel Corp.	3,383

	Building Products — 0.5%
45	Johnson Controls International plc	1,696

	Commercial Services & Supplies — 0.2%
52	Covanta Holding Corp.	874

	Construction & Engineering — 0.4%
35	Quanta Services, Inc. (a)	1,373

	Electrical Equipment — 1.3%
25	Acuity Brands, Inc.	4,383

SHARES	SECURITY DESCRIPTION	VALUE($)

	Industrial Conglomerates — 1.2%
249	General Electric Co.	4,343

	Machinery — 0.4%
36	Flowserve Corp.	1,529

	Professional Services — 0.3%
10	Verisk Analytics, Inc. (a)	998

	Trading Companies & Distributors — 1.3%
82	Fastenal Co.	4,464

	Total Industrials	23,043

	Information Technology — 7.3%
	Communications Equipment — 1.5%
14	CommScope Holding Co., Inc. (a)	530
64	ViaSat, Inc. (a)	4,760

		5,290

	Electronic Equipment, Instruments & Components — 0.9%
12	Amphenol Corp., Class A	1,045
31	Avnet, Inc.	1,216
8	SYNNEX Corp.	1,074

		3,335

	Internet Software & Services — 0.2%
14	Zillow Group, Inc., Class A (a)	574

	IT Services — 0.5%
29	Paychex, Inc.	1,961

	Semiconductors & Semiconductor Equipment — 3.2%
80	Advanced Micro Devices, Inc. (a)	826
68	Analog Devices, Inc.	6,054
28	Cavium, Inc. (a)	2,356
21	Microchip Technology, Inc.	1,845

		11,081

	Software — 1.0%
15	salesforce.com, Inc. (a)	1,544
6	Tyler Technologies, Inc. (a)	1,115
3	Ultimate Software Group, Inc. (The) (a)	720

		3,379

	Total Information Technology	25,620

	Materials — 1.0%
	Containers & Packaging — 0.5%
48	Ball Corp.	1,802

	Metals & Mining — 0.5%
23	Compass Minerals International, Inc.	1,690

	Total Materials	3,492

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2017

SHARES		SECURITY DESCRIPTION	VALUE($)
Short Positions — continued
Common Stocks — continued
		Real Estate — 0.5%
		Equity Real Estate Investment Trusts (REITs) — 0.5%
13		Federal Realty Investment Trust	1,780

		Telecommunication Services — 0.0% (g)
		Diversified Telecommunication Services — 0.0% (g)
—	(h)	Frontier Communications Corp.	—	(h)

		Utilities — 0.5%
		Multi-Utilities — 0.5%
20		Dominion Energy, Inc.	1,629

		Total Securities Sold Short (Proceeds $83,562)	$86,411

Percentages indicated are based on net assets.

Futures contracts outstanding as of December 31, 2017:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P 500 E-Mini Index	85	03/2018	USD	11,373	96

					96

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN EQUITY FUNDS	13

JPMorgan U.S. Large Cap Core Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — 127.5%
Common Stocks — 126.2%
	Consumer Discretionary — 19.4%
	Auto Components — 1.2%
766	Aptiv plc	65,010
520	Delphi Technologies plc (a)	27,300
237	Magna International, Inc., (Canada)	13,455

		105,765

	Automobiles — 0.6%
4,574	Ford Motor Co.	57,128

	Hotels, Restaurants & Leisure — 0.6%
485	Hilton Worldwide Holdings, Inc.	38,708
175	Yum Brands, Inc. (j)	14,277

		52,985

	Household Durables — 0.5%
145	Lennar Corp., Class A	9,147
135	Mohawk Industries, Inc. (a) (j)	37,185

		46,332

	Internet & Direct Marketing Retail — 2.3%
157	Amazon.com, Inc. (a)	183,956
186	Expedia, Inc.	22,275

		206,231

	Media — 6.0%
159	CBS Corp. (Non-Voting), Class B	9,373
330	Charter Communications, Inc., Class A (a)	110,838
2,457	Comcast Corp., Class A	98,391
1,354	DISH Network Corp., Class A (a) (j)	64,659
2,725	Twenty-First Century Fox, Inc., Class A	94,083
1,642	Twenty-First Century Fox, Inc., Class B	56,018
1,114	Walt Disney Co. (The)	119,750

		553,112

	Multiline Retail — 1.4%
114	Dollar General Corp.	10,612
1,110	Dollar Tree, Inc. (a)	119,127

		129,739

	Specialty Retail — 5.2%
101	AutoZone, Inc. (a)	71,567
779	Home Depot, Inc. (The) (j)	147,598
1,600	Lowe’s Cos., Inc. (j)	148,709
321	O’Reilly Automotive, Inc. (a) (j)	77,198
114	Ross Stores, Inc.	9,146
278	TJX Cos., Inc. (The) (j)	21,294

		475,512

SHARES	SECURITY DESCRIPTION	VALUE($)

	Textiles, Apparel & Luxury Goods — 1.6%
1,220	NIKE, Inc., Class B	76,305
533	PVH Corp.	73,154

		149,459

	Total Consumer Discretionary	1,776,263

	Consumer Staples — 6.1%
	Beverages — 2.6%
582	Dr Pepper Snapple Group, Inc.	56,475
726	Molson Coors Brewing Co., Class B (j)	59,598
1,016	PepsiCo, Inc.	121,848

		237,921

	Food & Staples Retailing — 0.6%
716	Walgreens Boots Alliance, Inc. (j)	51,972

	Food Products — 1.1%
43	Kraft Heinz Co. (The)	3,331
2,296	Mondelez International, Inc., Class A (j)	98,281

		101,612

	Tobacco — 1.8%
1,600	Philip Morris International, Inc. (j)	169,044

	Total Consumer Staples	560,549

	Energy — 10.0%
	Oil, Gas & Consumable Fuels — 10.0%
209	Anadarko Petroleum Corp.	11,230
138	Andeavor	15,750
550	Concho Resources, Inc. (a)	82,647
213	Diamondback Energy, Inc. (a)	26,946
2,030	EOG Resources, Inc. (j)	219,011
645	EQT Corp.	36,738
138	Marathon Petroleum Corp.	9,128
4,075	Occidental Petroleum Corp. (j)	300,199
644	Parsley Energy, Inc., Class A (a)	18,946
664	Pioneer Natural Resources Co.	114,688
511	RSP Permian, Inc. (a) (j)	20,798
835	TransCanada Corp., (Canada)	40,592
175	Valero Energy Corp.	16,128

	Total Energy	912,801

	Financials — 19.4%
	Banks — 8.5%
6,583	Bank of America Corp. (j)	194,329
266	BankUnited, Inc.	10,832
3,009	Citigroup, Inc.	223,904
700	First Republic Bank	60,635
3,848	KeyCorp	77,607

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — continued
Common Stocks — continued
	Banks — continued
71	Signature Bank (a)	9,714
338	SVB Financial Group (a) (j)	79,080
2,054	Wells Fargo & Co. (j)	124,626

		780,727

	Capital Markets — 5.2%
60	Ameriprise Financial, Inc.	10,112
263	Bank of New York Mellon Corp. (The)	14,153
1,727	Charles Schwab Corp. (The) (j)	88,730
385	Goldman Sachs Group, Inc. (The) (j)	98,165
928	Intercontinental Exchange, Inc.	65,472
3,463	Morgan Stanley (j)	181,679
145	State Street Corp.	14,169

		472,480

	Consumer Finance — 1.0%
632	Ally Financial, Inc.	18,437
749	Capital One Financial Corp. (j)	74,611

		93,048

	Diversified Financial Services — 1.0%
330	Berkshire Hathaway, Inc., Class B (a)	65,499
595	Voya Financial, Inc.	29,413

		94,912

	Insurance — 3.7%
1,306	American International Group, Inc.	77,783
736	Chubb Ltd. (j)	107,509
729	Hartford Financial Services Group, Inc. (The) (j)	41,012
442	Lincoln National Corp.	33,983
1,032	MetLife, Inc.	52,168
526	Validus Holdings Ltd.	24,674

		337,129

	Total Financials	1,778,296

	Health Care — 16.6%
	Biotechnology — 1.8%
152	Biogen, Inc. (a)	48,428
542	Celgene Corp. (a)	56,554
165	Gilead Sciences, Inc. (j)	11,844
337	Vertex Pharmaceuticals, Inc. (a) (j)	50,537

		167,363

	Health Care Equipment & Supplies — 2.8%
2,682	Boston Scientific Corp. (a) (j)	66,483
434	Danaher Corp. (j)	40,279

SHARES	SECURITY DESCRIPTION	VALUE($)

	Health Care Equipment & Supplies — continued
1,220	Zimmer Biomet Holdings, Inc. (j)	147,222

		253,984

	Health Care Providers & Services — 4.2%
628	AmerisourceBergen Corp.	57,690
137	Anthem, Inc.	30,837
223	Cigna Corp.	45,314
1,155	UnitedHealth Group, Inc. (j)	254,534

		388,375

	Life Sciences Tools & Services — 0.9%
1,199	Agilent Technologies, Inc. (j)	80,326

	Pharmaceuticals — 6.9%
610	Allergan plc	99,748
1,086	Bristol-Myers Squibb Co. (j)	66,551
987	Eli Lilly & Co.	83,327
1,150	Merck & Co., Inc.	64,700
1,472	Mylan NV (a)	62,280
7,179	Pfizer, Inc. (j)	260,024

		636,630

	Total Health Care	1,526,678

	Industrials — 15.4%
	Aerospace & Defense — 3.3%
150	General Dynamics Corp. (j)	30,427
672	Northrop Grumman Corp.	206,325
503	United Technologies Corp.	64,107

		300,859

	Airlines — 1.2%
1,943	Delta Air Lines, Inc.	108,798

	Building Products — 1.4%
597	Allegion plc (j)	47,468
1,910	Masco Corp. (j)	83,912

		131,380

	Commercial Services & Supplies — 0.3%
324	Waste Management, Inc.	27,998

	Electrical Equipment — 0.4%
475	Eaton Corp. plc	37,498

	Industrial Conglomerates — 1.0%
620	Honeywell International, Inc.	95,155

	Machinery — 4.4%
413	Dover Corp.	41,706
801	Ingersoll-Rand plc	71,448
644	PACCAR, Inc.	45,773

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN EQUITY FUNDS	15

JPMorgan U.S. Large Cap Core Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — continued
Common Stocks — continued
	Machinery — continued
156	Parker-Hannifin Corp.	31,112
424	Snap-on, Inc. (j)	73,977
813	Stanley Black & Decker, Inc. (j)	137,946

		401,962

	Road & Rail — 3.0%
259	Canadian Pacific Railway Ltd., (Canada)	47,315
594	Norfolk Southern Corp.	86,066
1,031	Union Pacific Corp.	138,213

		271,594

	Trading Companies & Distributors — 0.4%
188	Fastenal Co.	10,284
684	HD Supply Holdings, Inc. (a)	27,385

		37,669

	Total Industrials	1,412,913

	Information Technology — 29.5%
	Electronic Equipment, Instruments & Components — 0.2%
421	Corning, Inc.	13,459

	Internet Software & Services — 6.5%
179	Alphabet, Inc., Class A (a)	188,715
236	Alphabet, Inc., Class C (a) (j)	247,378
922	Facebook, Inc., Class A (a) (j)	162,651

		598,744

	IT Services — 6.8%
487	Accenture plc, Class A (j)	74,541
1,152	Fidelity National Information Services, Inc.	108,423
571	International Business Machines Corp. (j)	87,561
350	Mastercard, Inc., Class A (j)	52,931
888	PayPal Holdings, Inc. (a) (j)	65,396
527	Vantiv, Inc., Class A (a)	38,745
805	Visa, Inc., Class A	91,788
749	WEX, Inc. (a)	105,728

		625,113

	Semiconductors & Semiconductor Equipment — 6.4%
541	Analog Devices, Inc. (j)	48,183
660	Broadcom Ltd. (j)	169,596
177	KLA-Tencor Corp.	18,584
292	Maxim Integrated Products, Inc.	15,291
987	Microchip Technology, Inc. (j)	86,775
220	Micron Technology, Inc. (a)	9,054
282	NVIDIA Corp. (j)	54,569
437	ON Semiconductor Corp. (a)	9,143
559	QUALCOMM, Inc.	35,766

SHARES	SECURITY DESCRIPTION	VALUE($)

	Semiconductors & Semiconductor Equipment — continued
1,376	Texas Instruments, Inc. (j)	143,707

		590,668

	Software — 5.7%
333	Adobe Systems, Inc. (a) (j)	58,370
120	Intuit, Inc.	18,955
4,370	Microsoft Corp. (j)	373,848
766	Oracle Corp.	36,222
344	Workday, Inc., Class A (a)	34,978

		522,373

	Technology Hardware, Storage & Peripherals — 3.9%
2,090	Apple, Inc. (j)	353,619

	Total Information Technology	2,703,976

	Materials — 5.9%
	Chemicals — 3.5%
3,307	DowDuPont, Inc.	235,497
771	Eastman Chemical Co.	71,428
163	Westlake Chemical Corp.	17,359

		324,284

	Construction Materials — 0.7%
145	Martin Marietta Materials, Inc. (j)	32,160
262	Vulcan Materials Co. (j)	33,658

		65,818

	Containers & Packaging — 0.9%
1,226	WestRock Co.	77,484

	Metals & Mining — 0.8%
1,309	Alcoa Corp. (a)	70,530

	Total Materials	538,116

	Real Estate — 1.1%
	Equity Real Estate Investment Trusts (REITs) — 1.1%
169	AvalonBay Communities, Inc.	30,149
182	Federal Realty Investment Trust	24,190
253	JBG SMITH Properties	8,792
543	Vornado Realty Trust	42,483

	Total Real Estate	105,614

	Telecommunication Services — 0.5%
	Wireless Telecommunication Services — 0.5%
766	T-Mobile US, Inc. (a) (j)	48,641

	Utilities — 2.3%
	Electric Utilities — 0.9%
61	American Electric Power Co., Inc.	4,482
111	Duke Energy Corp.	9,326

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — continued
Common Stocks — continued
	Electric Utilities — continued
130	Exelon Corp.	5,119
311	NextEra Energy, Inc. (j)	48,538
378	Xcel Energy, Inc.	18,164

		85,629

	Multi-Utilities — 1.4%
718	CMS Energy Corp. (j)	33,962
3,086	NiSource, Inc. (j)	79,211
265	Public Service Enterprise Group, Inc.	13,665

		126,838

	Total Utilities	212,467

	Total Common Stocks (Cost $7,783,361)	11,576,314

Short-Term Investment — 1.3%
	Investment Company — 1.3%
117,425	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 1.14% (b) (l) (Cost $117,425)	117,425

	Total Investments — 127.5% (Cost $7,900,786)	11,693,739
	Liabilities in Excess of Other Assets — (27.5)%	(2,521,462)

	NET ASSETS — 100.0%	$9,172,277

Short Positions — 27.3%
Common Stocks — 27.3%
	Consumer Discretionary — 3.1%
	Auto Components — 0.1%
72	Autoliv, Inc., (Sweden)	9,120

	Automobiles — 0.2%
55	Tesla, Inc. (a)	17,149

	Hotels, Restaurants & Leisure — 0.7%
496	Carnival Corp.	32,920
46	Chipotle Mexican Grill, Inc. (a)	13,412
156	Darden Restaurants, Inc.	14,996

		61,328

	Media — 0.7%
446	Interpublic Group of Cos., Inc. (The)	8,985
791	Omnicom Group, Inc.	57,640

		66,625

	Multiline Retail — 0.5%
667	Target Corp.	43,550

SHARES	SECURITY DESCRIPTION	VALUE($)

	Specialty Retail — 0.2%
912	Bed Bath & Beyond, Inc.	20,047

	Textiles, Apparel & Luxury Goods — 0.7%
1,306	Hanesbrands, Inc.	27,300
276	Ralph Lauren Corp.	28,651
172	VF Corp.	12,732

		68,683

	Total Consumer Discretionary	286,502

	Consumer Staples — 3.2%
	Beverages — 0.1%
67	Brown-Forman Corp., Class B	4,587

	Food & Staples Retailing — 0.7%
319	Sysco Corp.	19,390
455	Wal-Mart Stores, Inc.	44,903

		64,293

	Food Products — 0.6%
514	General Mills, Inc.	30,501
164	Kellogg Co.	11,166
134	McCormick & Co., Inc. (Non-Voting)	13,677

		55,344

	Household Products — 1.4%
156	Church & Dwight Co., Inc.	7,816
315	Clorox Co. (The)	46,871
228	Kimberly-Clark Corp.	27,515
529	Procter & Gamble Co. (The)	48,586

		130,788

	Personal Products — 0.4%
1,811	Coty, Inc., Class A	36,024

	Total Consumer Staples	291,036

	Energy — 3.5%
	Energy Equipment & Services — 0.7%
256	National Oilwell Varco, Inc.	9,216
809	Schlumberger Ltd.	54,548

		63,764

	Oil, Gas & Consumable Fuels — 2.8%
652	Apache Corp.	27,509
88	Cheniere Energy, Inc. (a)	4,761
709	ConocoPhillips	38,921
1,179	Enbridge, Inc., (Canada)	46,100
1,245	Exxon Mobil Corp.	104,092
585	Hess Corp.	27,791
90	Phillips 66	9,122

		258,296

	Total Energy	322,060

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN EQUITY FUNDS	17

JPMorgan U.S. Large Cap Core Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (Unaudited) (continued)

(Amounts in thousands, except number of Futures contracts)

SHARES		SECURITY DESCRIPTION	VALUE($)

Short Positions — continued
Common Stocks — continued
		Financials — 3.4%
		Banks — 1.5%
—	(h)	Commerce Bancshares, Inc.	—	(h)
754		Fifth Third Bancorp	22,871
963		Fulton Financial Corp.	17,239
111		M&T Bank Corp.	18,985
1,702		People’s United Financial, Inc.	31,831
93		PNC Financial Services Group, Inc. (The)	13,483
491		US Bancorp	26,312
32		Webster Financial Corp.	1,802

			132,523

		Capital Markets — 0.8%
612		Invesco Ltd.	22,353
123		Moody’s Corp.	18,209
223		Nasdaq, Inc.	17,165
144		Northern Trust Corp.	14,380

			72,107

		Insurance — 1.1%
162		Aflac, Inc.	14,251
95		Allstate Corp. (The)	9,979
248		Aon plc	33,278
222		Arch Capital Group Ltd. (a)	20,174
171		Torchmark Corp.	15,514
54		Willis Towers Watson plc	8,189

			101,385

		Total Financials	306,015

		Health Care — 2.6%
		Biotechnology — 0.4%
51		Amgen, Inc.	8,935
62		Regeneron Pharmaceuticals, Inc. (a)	23,223

			32,158

		Health Care Equipment & Supplies — 1.3%
531		Baxter International, Inc.	34,347
114		Edwards Lifesciences Corp. (a)	12,840
372		Stryker Corp.	57,622
139		Varian Medical Systems, Inc. (a)	15,459

			120,268

		Health Care Providers & Services — 0.9%
365		Cardinal Health, Inc.	22,342
143		Express Scripts Holding Co. (a)	10,696
713		Henry Schein, Inc. (a)	49,792

			82,830

		Total Health Care	235,256

SHARES	SECURITY DESCRIPTION	VALUE($)

	Industrials — 3.1%
	Aerospace & Defense — 0.4%
129	Lockheed Martin Corp.	41,483

	Air Freight & Logistics — 0.3%
222	United Parcel Service, Inc., Class B	26,484

	Building Products — 0.4%
669	Johnson Controls International plc	25,506
65	Lennox International, Inc.	13,596

		39,102

	Commercial Services & Supplies — 0.2%
274	Republic Services, Inc.	18,493

	Electrical Equipment — 0.4%
528	Emerson Electric Co.	36,817

	Machinery — 0.3%
29	Cummins, Inc.	5,079
374	Donaldson Co., Inc.	18,325

		23,404

	Road & Rail — 0.7%
743	Canadian National Railway Co., (Canada)	61,262

	Trading Companies & Distributors — 0.4%
161	WW Grainger, Inc.	37,968

	Total Industrials	285,013

	Information Technology — 3.8%
	Communications Equipment — 0.1%
280	Cisco Systems, Inc.	10,735

	Electronic Equipment, Instruments & Components — 0.2%
196	Amphenol Corp., Class A	17,216

	Internet Software & Services — 0.4%
466	eBay, Inc. (a)	17,600
862	Twitter, Inc. (a)	20,685

		38,285

	IT Services — 0.6%
1,219	First Data Corp., Class A (a)	20,371
68	Fiserv, Inc. (a)	8,873
126	Jack Henry & Associates, Inc.	14,692
66	Paychex, Inc.	4,492

		48,428

	Semiconductors & Semiconductor Equipment — 1.2%
386	Applied Materials, Inc.	19,749
175	Lam Research Corp.	32,137
226	Qorvo, Inc. (a)	15,045

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)

Short Positions — continued
Common Stocks — continued
	Semiconductors & Semiconductor Equipment — continued
438	Taiwan Semiconductor Manufacturing Co. Ltd., (Taiwan), ADR	17,383
408	Xilinx, Inc.	27,486

		111,800

	Software — 0.4%
383	salesforce.com, Inc. (a)	39,142

	Technology Hardware, Storage & Peripherals — 0.9%
407	HP, Inc.	8,548
1,321	Seagate Technology plc	55,258
210	Western Digital Corp.	16,703

		80,509

	Total Information Technology	346,115

	Materials — 0.9%
	Chemicals — 0.4%
34	Ecolab, Inc.	4,566
275	LyondellBasell Industries NV, Class A	30,304

		34,870

	Containers & Packaging — 0.4%
415	Ball Corp.	15,709
489	Sealed Air Corp.	24,089

		39,798

	Paper & Forest Products — 0.1%
192	Domtar Corp.	9,507

	Total Materials	84,175

	Real Estate — 1.2%
	Equity Real Estate Investment Trusts (REITs) — 1.2%
214	Apartment Investment & Management Co., Class A	9,350
78	Crown Castle International Corp.	8,663

SHARES	SECURITY DESCRIPTION	VALUE($)

	Equity Real Estate Investment Trusts (REITs) — continued
197	Macerich Co. (The)	12,919
257	Realty Income Corp.	14,658
190	Simon Property Group, Inc.	32,580
79	SL Green Realty Corp.	7,936
134	Ventas, Inc.	8,060
297	Welltower, Inc.	18,942

	Total Real Estate	113,108

	Telecommunication Services — 0.3%
	Diversified Telecommunication Services — 0.3%
781	AT&T, Inc.	30,376

	Utilities — 2.2%
	Electric Utilities — 0.8%
147	Eversource Energy	9,311
1,092	PPL Corp.	33,783
613	Southern Co. (The)	29,486

		72,580

	Gas Utilities — 0.0% (g)
75	National Fuel Gas Co.	4,135

	Multi-Utilities — 1.4%
165	Ameren Corp.	9,713
456	CenterPoint Energy, Inc.	12,919
544	Dominion Energy, Inc.	44,063
117	DTE Energy Co.	12,761
432	Sempra Energy	46,180

		125,636

	Total Utilities	202,351

	Total Securities Sold Short (Proceeds $2,463,768)	$2,502,007

Percentages indicated are based on net assets.

Futures contracts outstanding as of December 31, 2017:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P 500 E-Mini Index	369	03/2018	USD	49,372	(59)

					(59)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN EQUITY FUNDS	19

J.P. Morgan Equity Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (Unaudited)

ADR	— American Depositary Receipt
MSCI	— Morgan Stanley Capital International
USD	— United States Dollar

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(g)	— Amount rounds to less than 0.05%.

(h)	— Amount rounds to less than 500.
(j)

—  All or a portion of this security is segregated as collateral for short sales. The total values of securities and cash segregated as collateral were approximately $153,754,000 and $90,000 for U.S. Dynamic Plus Fund and approximately $3,478,930,000 and $1,310,000 for U.S. Large Cap Core Plus Fund, respectively.

(l)	— The rate shown is the current yield as of December 31, 2017.

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2017

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2017	J.P. MORGAN EQUITY FUNDS	21

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2017 (Unaudited)

(Amounts in thousands, except per share amounts)

	U.S. Dynamic Plus Fund		U.S. Large Cap Core Plus Fund
ASSETS:
Investments in non-affiliates, at value	$421,073		$11,576,314
Investments in affiliates, at value	14,082		117,425
Restricted cash for securities sold short	90		1,312
Cash	—		34
Deposits at broker for futures contracts	445		1,865
Receivables:
Investment securities sold	305		22,764
Fund shares sold	202		4,474
Dividends from non-affiliates	304		12,406
Dividends from affiliates	11		92

Total Assets	436,512		11,736,686

LIABILITIES:
Payables:
Due to custodian	—	(a)	—
Due to broker for securities sold short	—		2
Securities sold short, at value	86,411		2,502,007
Dividend expense to non-affiliates on securities sold short	95		5,220
Investment securities purchased	—		41,294
Interest expense to non-affiliates on securities sold short	53		1,541
Fund shares redeemed	165		7,072
Variation margin on futures contracts	39		174
Accrued liabilities:
Investment advisory fees	187		5,394
Administration fees	2		22
Distribution fees	66		298
Service fees	73		978
Custodian and accounting fees	15		92
Trustees’ and Chief Compliance Officer’s fees	—		28
Other	22		287

Total Liabilities	87,128		2,564,409

Net Assets	$349,384		$9,172,277

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2017

	U.S. Dynamic Plus Fund	U.S. Large Cap Core Plus Fund
NET ASSETS:
Paid-in-Capital	$241,219	$5,497,616
Accumulated undistributed (distributions in excess of) net investment income	2	(412)
Accumulated net realized gains (losses)	(757)	(79,582)
Net unrealized appreciation (depreciation)	108,920	3,754,655

Total Net Assets	$349,384	$9,172,277

Net Assets:
Class A	$312,180	$839,331
Class C	639	182,687
Class I	36,565	6,169,978
Class R2	—	6,564
Class R5	—	134,045
Class R6	—	1,839,672

Total	$349,384	$9,172,277

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	16,596	28,357
Class C	35	6,468
Class I	1,891	205,924
Class R2	—	227
Class R5	—	4,455
Class R6	—	61,193

Net Asset Value (a):
Class A — Redemption price per share	$18.81	$29.60
Class C — Offering price per share (b)	18.14	28.24
Class I — Offering and redemption price per share	19.34	29.96
Class R2 — Offering and redemption price per share	—	28.87
Class R5 — Offering and redemption price per share	—	30.09
Class R6 — Offering and redemption price per share	—	30.06
Class A maximum sales charge	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$19.85	$31.24

Cost of investments in non-affiliates	$309,400	$7,783,361
Cost of investments in affiliates	14,082	117,425
Proceeds from securities sold short	83,562	2,463,768

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN EQUITY FUNDS	23

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2017 (Unaudited)

(Amounts in thousands)

	U.S. Dynamic Plus Fund	U.S. Large Cap Core Plus Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—	$6
Interest income from affiliates	— (a)	4
Dividend income from non-affiliates	4,153	96,134
Dividend income from affiliates	46	543

Total investment income	4,199	96,687

EXPENSES:
Investment advisory fees	1,232	37,432
Administration fees	134	3,810
Distribution fees:
Class A	371	1,017
Class C	2	739
Class R2	—	16
Service fees:
Class A	371	1,017
Class C	1	246
Class I	39	9,894
Class R2	—	8
Class R5	—	82
Custodian and accounting fees	18	196
Professional fees	32	88
Trustees’ and Chief Compliance Officer’s fees	13	11
Printing and mailing costs	13	138
Registration and filing fees	31	97
Transfer agency fees (See Note 2.E.)	6	95
Other	39	74
Dividend expense to non-affiliates on securities sold short	671	32,064
Interest expense to non-affiliates on securities sold short	350	9,207

Total expenses	3,323	96,231

Less fees waived	(375)	(9,453)
Less earnings credits	—	— (a)

Net expenses	2,948	86,778

Net investment income (loss)	1,251	9,909

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	10,803	702,741
Futures contracts	591	4,509
Securities sold short	(6,109)	(156,305)

Net realized gain (loss)	5,285	550,945

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	35,795	466,657
Futures contracts	96	111
Securities sold short	(625)	(21,292)

Change in net unrealized appreciation/depreciation	35,266	445,476

Net realized/unrealized gains (losses)	40,551	996,421

Change in net assets resulting from operations	$41,802	$1,006,330

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2017

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	U.S. Dynamic Plus Fund		U.S. Large Cap Core Plus Fund
	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$1,251	$2,710	$9,909	$22,794
Net realized gain (loss)	5,285	39,333	550,945	1,492,035
Change in net unrealized appreciation/depreciation	35,266	3,737	445,476	436,186

Change in net assets resulting from operations	41,802	45,780	1,006,330	1,951,015

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1,430)	(3,451)	—	(410)
From net realized gains	(20,393)	(15,885)	(103,489)	(35,447)
Class C
From net investment income	—	(9)	—	—
From net realized gains	(43)	(65)	(23,856)	(9,412)
Class I
From net investment income	(247)	(99)	(5,329)	(27,611)
From net realized gains	(2,159)	(1,336)	(789,648)	(354,137)
Class R2
From net realized gains	—	—	(836)	(299)
Class R5
From net investment income	—	—	(379)	(2,614)
From net realized gains	—	—	(16,241)	(21,795)
Class R6 (a)
From net investment income	—	—	(7,053)	—
From net realized gains	—	—	(244,186)	—

Total distributions to shareholders	(24,272)	(20,845)	(1,191,017)	(451,725)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	27,903	(133,137)	115,086	(2,133,477)

NET ASSETS:
Change in net assets	45,433	(108,202)	(69,601)	(634,187)
Beginning of period	303,951	412,153	9,241,878	9,876,065

End of period	$349,384	$303,951	$9,172,277	$9,241,878

Accumulated undistributed (distributions in excess of) net investment income	$2	$428	$(412)	$2,440

(a)	Commencement of offering of class of shares effective November 1, 2017 for U.S. Large Cap Core Plus Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN EQUITY FUNDS	25

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	U.S. Dynamic Plus Fund		U.S. Large Cap Core Plus Fund
	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$29,169	$112,551	$78,331	$130,613
Distributions reinvested	21,753	19,249	101,567	34,876
Cost of shares redeemed	(30,599)	(148,638)	(114,381)	(398,212)

Change in net assets resulting from Class A capital transactions	$20,323	$(16,838)	$65,517	$(232,723)

Class C
Proceeds from shares issued	$9	$68	$8,566	$15,285
Distributions reinvested	40	67	20,635	8,026
Cost of shares redeemed	(230)	(365)	(43,858)	(66,631)

Change in net assets resulting from Class C capital transactions	$(181)	$(230)	$(14,657)	$(43,320)

Class I
Proceeds from shares issued	$8,058	$13,200	$371,205	$817,311
Distributions reinvested	2,397	1,420	743,582	248,126
Cost of shares redeemed	(2,694)	(130,689)	(3,063,770)	(2,423,962)

Change in net assets resulting from Class I capital transactions	$7,761	$(116,069)	$(1,948,983)	$(1,358,525)

Class R2
Proceeds from shares issued	$—	$—	$1,212	$1,756
Distributions reinvested	—	—	469	167
Cost of shares redeemed	—	—	(1,171)	(2,690)

Change in net assets resulting from Class R2 capital transactions	$—	$—	$510	$(767)

Class R5
Proceeds from shares issued	$—	$—	$10,093	$37,761
Distributions reinvested	—	—	16,608	21,192
Cost of shares redeemed	—	—	(61,917)	(557,095)

Change in net assets resulting from Class R5 capital transactions	$—	$—	$(35,216)	$(498,142)

Class R6 (a)
Proceeds from shares issued	$—	$—	$2,025,109	$—
Distributions reinvested	—	—	224,242	—
Cost of shares redeemed	—	—	(201,436)	—

Change in net assets resulting from Class R6 capital transactions	$—	$—	$2,047,915	$—

Total change in net assets resulting from capital transactions	$27,903	$(133,137)	$115,086	$(2,133,477)

(a)	Commencement of offering of class of shares effective November 1, 2017 for U.S. Large Cap Core Plus Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2017

	U.S. Dynamic Plus Fund		U.S. Large Cap Core Plus Fund
	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017
SHARE TRANSACTIONS:
Class A
Issued	1,551	6,455	2,487	4,576
Reinvested	1,161	1,111	3,475	1,240
Redeemed	(1,622)	(8,499)	(3,669)	(13,907)

Change in Class A Shares	1,090	(933)	2,293	(8,091)

Class C
Issued	— (a)	4	291	546
Reinvested	2	4	740	296
Redeemed	(12)	(22)	(1,446)	(2,396)

Change in Class C Shares	(10)	(14)	(415)	(1,554)

Class I
Issued	418	739	11,720	28,076
Reinvested	125	80	25,111	8,722
Redeemed	(139)	(7,369)	(94,248)	(84,025)

Change in Class I Shares	404	(6,550)	(57,417)	(47,227)

Class R2
Issued	—	—	40	63
Reinvested	—	—	16	6
Redeemed	—	—	(38)	(94)

Change in Class R2 Shares	—	—	18	(25)

Class R5
Issued	—	—	318	1,318
Reinvested	—	—	557	741
Redeemed	—	—	(1,890)	(18,958)

Change in Class R5 Shares	—	—	(1,015)	(16,899)

Class R6 (b)
Issued	—	—	60,382	—
Reinvested	—	—	7,523	—
Redeemed	—	—	(6,712)	—

Change in Class R6 Shares	—	—	61,193	—

(a)	Amount rounds to less than 500.
(b)	Commencement of offering of class of shares effective November 1, 2017 for U.S. Large Cap Core Plus Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN EQUITY FUNDS	27

STATEMENTS OF CASH FLOWS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2017 (Unaudited)

(Amounts in thousands)

U.S. Dynamic Plus Fund
INCREASE (DECREASE) IN CASH
Cash flows provided (used) by operating activities:
Increase in net assets resulting from operations	$41,802

Adjustments to reconcile net increase/decrease in net assets resulting from operations to net cash provided (used) by operating activities:
Purchase of investment securities	(110,927)
Proceeds from disposition of investment securities	123,445
Covers of investment securities sold short	(51,368)
Proceeds from investment securities sold short	45,309
Purchases of short-term investments — affiliates, net	(11,628)
Change in unrealized (appreciation)/depreciation on investments in non-affiliates	(35,795)
Change in unrealized (appreciation)/depreciation on investment securities sold short	625
Net realized (gain)/loss on investments in non-affiliates	(10,803)
Net realized (gain)/loss on investments securities sold short	6,109
Decrease in restricted cash for securities sold short	6
Increase in deposits at broker for futures contracts	(445)
Increase in dividends receivable from non-affiliates	(13)
Increase in dividends receivable from affiliates	(9)
Increase in dividend expenses payable to non-affiliates on securities sold short	23
Decrease in interest expense payable to non-affiliates on securities sold short	(5)
Increase in investment advisory fees payable	30
Increase in administration fees payable	2
Increase in distribution fees payable	8
Increase in custodian and accounting fees payable	10
Increase in service fees payable	11
Decrease in other accrued expenses payable	(36)

Net cash provided (used) by operating activities	(3,649)

Cash flows provided (used) by financing activities:
Proceeds from shares issued	37,273
Payment for shares redeemed	(33,542)
Cash distributions paid to shareholders (net of reinvestments of $24,190)	(82)

Net cash provided (used) by financing activities	3,649

Net decrease in cash	— (a)

Cash:
Beginning of period	— (a)

End of period	$—

Supplemental disclosure of cash flow information:

For the six months ended December 31, 2017, the Fund paid approximately $350 in interest expenses for securities sold short.

For purposes of reporting the Statement of Cash Flows, the Fund considers all cash accounts that are not subject to withdrawal restrictions or penalties to be cash equivalents.

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2017

U.S. Large Cap Core Plus Fund
INCREASE (DECREASE) IN CASH
Cash flows provided (used) by operating activities:
Increase in net assets resulting from operations	$1,006,330

Adjustments to reconcile net increase/decrease in net assets resulting from operations to net cash provided (used) by operating activities:
Purchase of investment securities	(5,700,866)
Proceeds from disposition of investment securities	7,020,534
Covers of investment securities sold short	(2,730,701)
Proceeds from investment securities sold short	2,545,879
Proceeds/Purchases of short-term investments — affiliates, net	(67,493)
Change in unrealized (appreciation)/depreciation on investments in non-affiliates	(466,657)
Change in unrealized (appreciation)/depreciation on investment securities sold short	21,292
Net realized (gain)/loss on investments in non-affiliates	(702,741)
Net realized (gain)/loss on investments securities sold short	156,305
Increase in restricted cash for securities sold short	(394)
Increase in deposits at broker for futures contracts	(1,055)
Decrease in due to broker for securities sold short	2
Increase in dividends receivable from non-affiliates	(1,408)
Increase dividend receivable from affiliates	(49)
Increase in dividend expense payable to non-affiliates on securities sold short	1,893
Increase in Interest expense payable to non-affiliates on securities sold short	101
Increase in variation margin payable	73
Decrease in investment advisory fees payable	(35)
Decrease in administration fees payable	(140)
Decrease in service fees payable	(829)
Increase in distribution fees payable	4
Increase in custodian and accounting fees payable	59
Decrease in Trustees' and Chief Compliance Office fees payable	(17)
Decrease in other accrued expenses payable	(14)

Net cash provided (used) by operating activities	1,080,073

Cash flows provided (used) by financing activities:
Proceeds from shares issued	2,496,731
Payment for shares redeemed	(3,493,299)
Cash distributions paid to shareholders (net of reinvestments of $1,107,103)	(83,914)

Net cash provided (used) by financing activities	(1,080,482)

Net decrease in cash	(409)

Cash:
Beginning of period	443

End of period	$34

Supplemental disclosure of cash flow information:

For the six months ended December 31, 2017, the Fund paid approximately $9,207 in interest expenses for securities sold short.

For purposes of reporting the Statement of Cash Flows, the Fund considers all cash accounts that are not subject to withdrawal restrictions or penalties to be cash equivalents.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN EQUITY FUNDS	29

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
U.S. Dynamic Plus Fund
Class A
Six Months Ended December 31, 2017 (Unaudited)	$17.80	$0.07	(f)	$2.35	$2.42	$(0.09)	$(1.32)	$(1.41)
Year Ended June 30, 2017	16.73	0.14	(f)	2.58	2.72	(0.28)	(1.37)	(1.65)
Year Ended June 30, 2016	18.19	0.17	(f)	(0.55)	(0.38)	(0.13)	(0.95)	(1.08)
Year Ended June 30, 2015	17.70	0.08		1.43	1.51	(0.07)	(0.95)	(1.02)
Year Ended June 30, 2014	15.40	0.09	(f)(g)	3.36	3.45	(0.10)	(1.05)	(1.15)
Year Ended June 30, 2013	13.46	0.19	(f)(h)	2.39	2.58	(0.25)	(0.39)	(0.64)

Class C
Six Months Ended December 31, 2017 (Unaudited)	17.17	0.03	(f)	2.26	2.29	—	(1.32)	(1.32)
Year Ended June 30, 2017	16.19	0.06	(f)	2.47	2.53	(0.18)	(1.37)	(1.55)
Year Ended June 30, 2016	17.61	0.08	(f)	(0.52)	(0.44)	(0.03)	(0.95)	(0.98)
Year Ended June 30, 2015	17.19	—	(i)	1.37	1.37	— (i)	(0.95)	(0.95)
Year Ended June 30, 2014	14.99	—	(f)(g)(i)	3.26	3.26	(0.01)	(1.05)	(1.06)
Year Ended June 30, 2013	13.10	0.12	(f)(h)	2.33	2.45	(0.17)	(0.39)	(0.56)

Class I
Six Months Ended December 31, 2017 (Unaudited)	18.28	0.09	(f)	2.42	2.51	(0.13)	(1.32)	(1.45)
Year Ended June 30, 2017	16.94	0.26	(f)	2.54	2.80	(0.09)	(1.37)	(1.46)
Year Ended June 30, 2016	18.39	0.22	(f)	(0.56)	(0.34)	(0.16)	(0.95)	(1.11)
Year Ended June 30, 2015	17.88	0.12		1.45	1.57	(0.11)	(0.95)	(1.06)
Year Ended June 30, 2014	15.51	0.13	(f)(g)	3.39	3.52	(0.10)	(1.05)	(1.15)
Year Ended June 30, 2013	13.55	0.24	(f)(h)	2.40	2.64	(0.29)	(0.39)	(0.68)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(e)	The net expenses and expenses without waivers, reimbursements and earnings credits (excluding dividend and interest expense for securities sold short) for Class A are 1.19% and 1.42% for the six months ended December 31, 2017, 1.20% and 1.45% for the year ended June 30, 2017, 1.21% and 1.49% for the year ended June 30, 2016, 1.29% and 1.81% for the year ended June 30, 2015, 1.29% and 1.79% for the year ended June 30, 2014 and 1.29% and 1.99% for the year ended June 30, 2013; for Class C are 1.70% and 1.99% for the six months ended December 31, 2017, 1.69% and 2.01% for the year ended June 30, 2017, 1.72% and 2.09% for the year ended June 30, 2016, 1.79% and 2.26% for the year ended June 30, 2015, 1.79% and 2.29% for the year ended June 30, 2014 and 1.78% and 2.48% for the year ended June 30, 2013; for Class I are 0.94% and 1.17% for the six months ended December 31, 2017, 0.94% and 1.18% for the year ended June 30, 2017, 0.96% and 1.19% for the year ended June 30, 2016, 1.04% and 1.40% for the year ended June 30, 2015, 1.04% and 1.54% for the year ended June 30, 2014 and 1.05% and 1.74% for the year ended June 30, 2013, respectively.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the year by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.08, less than $0.01 and $0.13 for Class A, Class C and Class I Shares, respectively, and the net investment income (loss) ratio would have been 0.51%, less than 0.01% and 0.76% for Class A, Class C and Class I Shares, respectively.
(h)	Reflects special dividends paid out during the year by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.08, $0.02 and $0.14 for Class A, Class C and Class I Shares, respectively, and the net investment income (loss) ratio would have been 0.57%, 0.16% and 0.95% for Class A, Class C and Class I Shares, respectively.
(i)	Amount rounds to less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2017

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (including dividend and interest expense for securities sold short)(d)(e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits (including dividend and interest expense for securities sold short)(e)	Portfolio turnover rate (b) (excluding securities sold short)	Portfolio turnover rate (including securities short sales) (b)

$18.81	13.63%	$312,180	1.81%	0.75%		2.04%	27%	40%
17.80	16.61	275,986	1.81	0.80		2.06	80	122
16.73	(2.15)	275,051	1.83	0.99		2.11	78	116
18.19	8.71	130,499	1.89	0.39		2.41	54	73
17.70	23.12	93,114	1.87	0.53	(g)	2.37	72	109
15.40	19.93	58,372	1.95	1.29	(h)	2.65	101	135

18.14	13.40	639	2.32	0.37		2.61	27	40
17.17	15.95	778	2.30	0.34		2.62	80	122
16.19	(2.58)	953	2.34	0.47		2.71	78	116
17.61	8.12	1,137	2.39	(0.12)		2.86	54	73
17.19	22.48	1,004	2.37	0.02	(g)	2.87	72	109
14.99	19.36	463	2.44	0.88	(h)	3.14	101	135

19.34	13.80	36,565	1.56	0.95		1.79	27	40
18.28	16.89	27,187	1.54	1.47		1.78	80	122
16.94	(1.90)	136,149	1.58	1.24		1.81	78	116
18.39	8.95	177,137	1.64	0.63		2.00	54	73
17.88	23.46	194,922	1.62	0.78	(g)	2.12	72	109
15.51	20.22	116,104	1.71	1.66	(h)	2.40	101	135

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN EQUITY FUNDS	31

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
U.S. Large Cap Core Plus Fund
Class A
Six Months Ended December 31, 2017 (Unaudited)	$30.35	$—	(f)(g)(h)	$3.37	$3.37	$—	$(4.12)	$(4.12)
Year Ended June 30, 2017	26.06	—	(f)(g)	5.54	5.54	(0.01)	(1.24)	(1.25)
Year Ended June 30, 2016	29.81	0.04	(g)	(1.37)	(1.33)	— (f)	(2.42)	(2.42)
Year Ended June 30, 2015	29.50	0.06		2.49	2.55	(0.11)	(2.13)	(2.24)
Year Ended June 30, 2014	25.37	0.05	(g)(j)	6.44	6.49	(0.05)	(2.31)	(2.36)
Year Ended June 30, 2013	21.30	0.12	(g)(k)	5.04	5.16	(0.11)	(0.98)	(1.09)
Class C
Six Months Ended December 31, 2017 (Unaudited)	29.21	(0.08	)(g)(h)	3.23	3.15	—	(4.12)	(4.12)
Year Ended June 30, 2017	25.23	(0.14	)(g)	5.36	5.22	—	(1.24)	(1.24)
Year Ended June 30, 2016	29.07	(0.10	)(g)	(1.32)	(1.42)	—	(2.42)	(2.42)
Year Ended June 30, 2015	28.85	(0.09)		2.44	2.35	—	(2.13)	(2.13)
Year Ended June 30, 2014	24.93	(0.09	)(g)(j)	6.32	6.23	—	(2.31)	(2.31)
Year Ended June 30, 2013	20.95	—	(f)(g)(k)	4.96	4.96	— (f)	(0.98)	(0.98)
Class I
Six Months Ended December 31, 2017 (Unaudited)	30.66	0.04	(g)(h)	3.41	3.45	(0.03)	(4.12)	(4.15)
Year Ended June 30, 2017	26.32	0.08	(g)	5.59	5.67	(0.09)	(1.24)	(1.33)
Year Ended June 30, 2016	30.07	0.10	(g)	(1.37)	(1.27)	(0.06)	(2.42)	(2.48)
Year Ended June 30, 2015	29.74	0.13		2.52	2.65	(0.19)	(2.13)	(2.32)
Year Ended June 30, 2014	25.55	0.12	(g)(j)	6.50	6.62	(0.12)	(2.31)	(2.43)
Year Ended June 30, 2013	21.44	0.18	(g)(k)	5.08	5.26	(0.17)	(0.98)	(1.15)
Class R2
Six Months Ended December 31, 2017 (Unaudited)	29.74	(0.05	)(g)(h)	3.30	3.25	—	(4.12)	(4.12)
Year Ended June 30, 2017	25.61	(0.07	)(g)	5.44	5.37	—	(1.24)	(1.24)
Year Ended June 30, 2016	29.40	(0.03	)(g)	(1.34)	(1.37)	—	(2.42)	(2.42)
Year Ended June 30, 2015	29.14	(0.01)		2.46	2.45	(0.06)	(2.13)	(2.19)
Year Ended June 30, 2014	25.11	(0.02	)(g)(j)	6.37	6.35	(0.01)	(2.31)	(2.32)
Year Ended June 30, 2013	21.13	0.06	(g)(k)	4.99	5.05	(0.09)	(0.98)	(1.07)
Class R5
Six Months Ended December 31, 2017 (Unaudited)	30.81	0.06	(g)(h)	3.42	3.48	(0.08)	(4.12)	(4.20)
Year Ended June 30, 2017	26.44	0.13	(g)	5.62	5.75	(0.14)	(1.24)	(1.38)
Year Ended June 30, 2016	30.21	0.18	(g)	(1.40)	(1.22)	(0.13)	(2.42)	(2.55)
Year Ended June 30, 2015	29.86	0.18		2.55	2.73	(0.25)	(2.13)	(2.38)
Year Ended June 30, 2014	25.64	0.18	(g)(j)	6.51	6.69	(0.16)	(2.31)	(2.47)
Year Ended June 30, 2013	21.51	0.22	(g)(k)	5.10	5.32	(0.21)	(0.98)	(1.19)
Class R6
November 1, 2017 (l) through December 31, 2017 (Unaudited)	32.99	0.02	(g)(h)	1.29	1.31	(0.12)	(4.12)	(4.24)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% or unless otherwise noted.
(e)	The net expenses and expenses without waivers, reimbursements and earnings credits (excluding dividend and interest expense for securities sold short) for Class A are 1.20% and 1.40% for the six months ended December 31, 2017, 1.25% and 1.43% for the year ended June 30, 2017, 1.26% and 1.49% for the year ended June 30, 2016, 1.30% and 1.66% for the year ended June 30, 2015, 1.29% and 1.63% for the year ended June 30, 2014 and 1.29% and 1.63% for the year ended June 30, 2013; for Class C are 1.70% and 1.90% for the six months ended December 31, 2017, 1.75% and 1.94% for the year ended June 30, 2017, 1.76% and 2.00% for the year ended June 30, 2016, 1.80% and 2.15% for the year ended June 30, 2015, 1.79% and 2.12% for the year ended June 30, 2014 and 1.80% and 2.13% for the year ended June 30, 2013; for Class I are 0.95% and 1.15% for the six months ended December 31, 2017, 0.98% and 1.16% for the year ended June 30, 2017, 1.00% and 1.21% for the year ended June 30, 2016, 1.05% and 1.38% for the year ended June 30, 2015, 1.04% and 1.38% for the year ended June 30, 2014 and 1.05% and 1.38% for the year ended June 30, 2013; for Class R2 are 1.48% and 1.66% for the six months ended December 31, 2017, 1.50% and 1.76% for the year ended June 30, 2017, 1.51% and 1.84% for the year ended June 30, 2016, 1.55% and 1.97% for the year ended June 30, 2015, 1.54% and 1.88% for the year ended June 30, 2014 and 1.54% and 1.88% for the year ended June 30, 2013; for Class R5 are 0.80% and 1.00% for the six months ended December 31, 2017, 0.80% and 0.96% for the year ended June 30, 2017, 0.80% and 0.97% for the year ended June 30, 2016, 0.85% and 1.17% for the year ended June 30, 2015, 0.85% and 1.18% for the year ended June 30, 2014 and 0.85% and 1.19% for the year ended June 30, 2013; for Class R6 are 0.70% and 0.90% for the six months ended December 31, 2017, respectively.
(f)	Amount rounds to less than $0.005.
(g)	Calculated based upon average shares outstanding.
(h)	Net Investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(i)	Amount rounds to less than 0.005%.
(j)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends the net investment income (loss) per share would have been $0.05, $(0.09), $0.12, ($0.02) and $0.17 for Class A, Class C, Class I, Class R2 and Class R5 Shares, respectively, and the net investment income (loss) ratio would have been 0.17%, (0.34)%, 0.42%, (0.09)% and 0.62% for Class A, Class C, Class I, Class R2 and Class R5 Shares, respectively.
(k)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends the net investment income (loss) per share would have been $0.09, ($0.03), $0.15, $0.03 and $0.20 for Class A, Class C, Class I, Class R2 and Class R5 Shares, respectively, and the net investment income (loss) ratio would have been 0.37%, (0.13)%, 0.63%, 0.14% and 0.83% Class A, Class C, Class I, Class R2 and Class R5 Shares, respectively.
(l)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2017

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (including dividend and interest expense for securities sold short) (d)(e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits (including dividend and interest expense for securities sold short) (e)	Portfolio turnover rate (excluding securities sold short) (b)	Portfolio turnover rate (including securities sold short) (b)

$29.60	11.28%	$839,331	2.09%	0.00	%(h)(i)	2.29%	47%	69%
30.35	21.64	791,067	2.20	0.00	(i)	2.39	94	131
26.06	(4.52)	890,217	2.21	0.14		2.44	88	127
29.81	9.05	943,586	2.33	0.18		2.69	94	127
29.50	26.73	955,036	2.14	0.19	(j)	2.48	90	122
25.37	25.08	743,290	2.21	0.49	(k)	2.55	90	119

28.24	10.97	182,687	2.59	(0.54	)(h)	2.79	47	69
29.21	21.05	201,031	2.70	(0.50)		2.89	94	131
25.23	(4.98)	212,879	2.71	(0.37)		2.95	88	127
29.07	8.51	263,257	2.83	(0.31)		3.18	94	127
28.85	26.09	264,106	2.64	(0.32	)(j)	2.97	90	122
24.93	24.44	214,660	2.72	0.00	(i)(k)	3.05	90	119

29.96	11.42	6,169,978	1.84	0.22	(h)	2.04	47	69
30.66	21.95	8,075,047	1.94	0.27		2.12	94	131
26.32	(4.28)	8,175,603	1.95	0.38		2.16	88	127
30.07	9.32	10,354,676	2.08	0.45		2.41	94	127
29.74	27.05	9,277,524	1.89	0.44	(j)	2.23	90	122
25.55	25.41	6,969,655	1.97	0.75	(k)	2.30	90	119

28.87	11.11	6,564	2.37	(0.31	)(h)	2.55	47	69
29.74	21.33	6,207	2.45	(0.24)		2.71	94	131
25.61	(4.74)	5,987	2.46	(0.11)		2.79	88	127
29.40	8.79	5,821	2.58	(0.05)		3.00	94	127
29.14	26.41	5,273	2.39	(0.07	)(j)	2.73	90	122
25.11	24.74	3,766	2.46	0.27	(k)	2.80	90	119

30.09	11.49	134,045	1.69	0.36	(h)	1.89	47	69
30.81	22.18	168,526	1.76	0.47		1.92	94	131
26.44	(4.07)	591,379	1.75	0.73		1.92	88	127
30.21	9.54	301,894	1.88	0.65		2.20	94	127
29.86	27.29	263,148	1.70	0.64	(j)	2.03	90	122
25.64	25.66	142,927	1.77	0.95	(k)	2.11	90	119

30.06	4.13	1,839,672	1.59	0.55	(h)	1.79	47	69

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN EQUITY FUNDS	33

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 (Unaudited)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 2 separate funds of the Trust (collectively the “Funds”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
U.S. Dynamic Plus Fund	Class A, Class C and Class I	Diversified
U.S. Large Cap Core Plus Fund	Class A, Class C, Class I, Class R2, Class R5 and Class R6*	Diversified

*	Class R6 commenced operations on November 1, 2017 for U.S. Large Cap Core Plus Fund.

The investment objective of the U.S. Dynamic Plus Fund is to seek to provide long-term capital appreciation.

The investment objective of the U.S. Large Cap Core Plus Fund is to seek to provide a high total return from a portfolio of selected equity securities.

Effective as of the close of business on April 17, 2014, JPMorgan U.S. Large Cap Core Plus Fund was publicly offered on a limited basis. Investors are not eligible to purchase shares of the Fund unless they meet certain requirements as described in the Fund’s prospectuses. Effective May 24, 2017, limited offering was removed on the JPMorgan U.S. Large Cap Core Plus Fund.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I, Class R2, Class R5 and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus. Beginning on November 14, 2017, Class C Shares automatically convert to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date. Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

34	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2017

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

U.S. Dynamic Plus Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$435,155	—	—	$435,155

Total Liabilities for Securities Sold Short (a)	(86,411)	—	—	(86,411)

Appreciation in Other Financial Instruments
Futures Contracts (a)	$96	—	—	$96

U.S. Large Cap Core Plus Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$11,693,739	$—	$—	$11,693,739

Total Liabilities for Securities Sold Short (a)	(2,502,007)	$—	$—	(2,502,007)

Depreciation in Other Financial Instruments
Futures Contracts (a)	$(59)	$—	$—	$(59)

(a)	All portfolio holdings designated as level 1 are disclosed individually on the SOIs. Please refer to the SOIs for industry specifics of portfolio holdings.

There were no transfers among any levels during the six months ended December 31, 2017.

B. Futures Contracts — The Funds used index futures contracts to gain or reduce exposure to the stock market, maintain liquidity or minimize transaction costs. The Funds also bought futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The use of futures contracts exposes the Funds to equity price risk. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

DECEMBER 31, 2017	J.P. MORGAN EQUITY FUNDS	35

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 (Unaudited) (continued)

The table below discloses the volume of the Funds’ futures contracts activity during the six months ended December 31, 2017 (amounts in thousands):

	U.S. Dynamic Plus Fund		U.S. Large Cap Core Plus Fund
Futures Contracts — Equity
Average Notional Balance Long	$8,413	(a)	$68,179
Ending Notional Balance Long	11,373		49,372

(a)	For the period August 1, 2017 through December 31, 2017.

The Funds’ futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

C. Short Sales —The Funds engage in short sales as part of their normal investment activities. In a short sale, the Funds sell securities they do not own in anticipation of a decline in the market value of those securities. In order to deliver securities to the purchaser, the Funds borrow securities from a broker. To close out a short position, the Funds deliver the same securities to the broker.

The Funds are required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash collateral deposited with the broker is recorded as Deposits at broker for securities sold short, while cash collateral deposited at the Funds’ custodian for the benefit of the broker is recorded as Restricted Cash for securities sold short on the Statements of Assets and Liabilities. Securities segregated as collateral are denoted on the SOIs. The Funds may receive or pay the net of the following amounts: (i) a portion of the income from the investment of cash collateral; (ii) the broker’s fee on the borrowed securities (calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on availability of the security); and (iii) a financing charge for the difference between the market value of the short position and cash collateral deposited with the broker. The net amounts of income or fees are included as Interest income or Interest expense on securities sold short on the Statements of Operations.

The Funds are obligated to pay the broker dividends declared on short positions when a position is open on the record date. Dividends on short positions are reported on ex-dividend date on the Statements of Operations as Dividend expense on securities sold short. Liabilities for securities sold short are reported at market value on the Statements of Assets and Liabilities and the change in market value is recorded as change in net unrealized appreciation (depreciation) on the Statements of Operations. Short sale transactions may result in unlimited losses as the security’s price increases and the short position loses value. There is no upward limit on the price a borrowed security could attain. The Funds are also subject to risk of loss if the broker were to fail to perform its obligations under the contractual terms.

The Funds will record a realized loss if the price of the borrowed security increases between the date of the short sale and the date on which the Funds replace the borrowed security. The Funds will record a realized gain if the price of the borrowed security declines between those dates.

As of December 31, 2017, the Funds had outstanding short sales as listed on the SOIs.

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, and dividend expense on securities sold short are recorded on the ex-dividend date or when a Fund first learns of the dividend.

To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

E. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses.

36	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2017

The amount of the transfer agency fees charged to each class of the Funds for the six months ended December 31, 2017 are as follows (amounts in thousands):

	Class A	Class C		Class I	Class R2	Class R5	Class R6	Total
U.S. Dynamic Plus Fund
Transfer agency fees	$5	$—	(a)	$1	n/a	n/a	n/a	$6
U.S. Large Cap Core Plus Fund
Transfer agency fees	26	6		59	$1	$2	$1	95

(a)	Amount rounds to less than 500.

F. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of December 31, 2017, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

G. Distributions to Shareholders — Distributions from net investment income are generally declared and paid at least annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

U.S. Dynamic Plus Fund	0.75%
U.S. Large Cap Core Plus Fund	0.80

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended December 31, 2017, the effective annualized rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Trust’s principal underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C and Class R2 Shares of the Funds, as applicable, in accordance with Rule 12b-1 under the 1940 Act. Class I, Class R5 and Class R6 Shares do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2
U.S. Dynamic Plus Fund	0.25%	0.75%	n/a
U.S. Large Cap Core Plus Fund	0.25	0.75	0.50%

DECEMBER 31, 2017	J.P. MORGAN EQUITY FUNDS	37

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 (Unaudited) (continued)

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2017, JPMDS retained the following (amounts in thousands):

Front-End Sales Charge
U.S. Dynamic Plus Fund	$1
U.S. Large Cap Core Plus Fund	8

D. Service Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Service Agreement with JPMDS under which JPMDS provides certain support services to the shareholders. For performing these services, JPMDS receives a fee, except for Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class R2	Class R5
U.S. Dynamic Plus Fund	0.25%	0.25%	0.25%	n/a	n/a
U.S. Large Cap Core Plus Fund	0.25	0.25	0.25	0.25%	0.10%

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations. Payments to the custodian may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class R2	Class R5	Class R6
U.S. Dynamic Plus Fund	1.20%	1.70%	0.95%	n/a	n/a	n/a
U.S. Large Cap Core Plus Fund*	1.10	1.60	0.85	1.45%	0.80%	0.70%

*	Prior to November 1, 2017, the contractual expense limitations for U.S. Large Cap Core Plus Fund were 1.25%, 1.75%, 0.99% and 1.50% for Class A, Class C, Class I and Class R2, respectively and are in effect until October 31, 2018 for Class R5 and October 31, 2019 for Class A, Class C, Class I and Class R2, respectively.

Except as noted above, the expense limitation agreements were in effect for the six months ended December 31, 2017 and are in place until at least October 31, 2018.

For the six months ended December 31, 2017, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fees	Total
U.S. Dynamic Plus Fund	$233	$131	$3	$367
U.S. Large Cap Core Plus Fund	4,635	3,092	1,616	9,343

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Funds’ investment in such affiliated money market fund.

The amount of waivers resulting from investments in these money market funds for the six months ended December 31, 2017 were as follows (amounts in thousands):

U.S. Dynamic Plus Fund	$8
U.S. Large Cap Core Plus Fund	110

38	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2017

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

The Funds may use related party broker-dealers. For the six months ended December 31, 2017, the following Fund incurred the following brokerage commissions with broker-dealers affiliated with the Adviser (amounts in thousands):

U.S. Dynamic Plus Fund	$—	(a)
U.S. Large Cap Core Plus Fund	1

(a)	Amount rounds to less than 500.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended December 31, 2017, purchases and sales of investments (excluding short-term investments were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Securities Sold Short	Covers on Securities Sold Short
U.S. Dynamic Plus Fund	$110,146	$120,985	$45,309	$49,945
U.S. Large Cap Core Plus Fund	5,394,288	6,594,364	2,450,636	2,653,946

During the six months ended December 31, 2017, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at December 31, 2017 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
U.S. Dynamic Plus Fund	$239,920	$120,024	$11,104	$108,920
U.S. Large Cap Core Plus Fund	5,437,018	3,930,978	176,323	3,754,655

At December 31, 2017, the Funds did not have any net capital loss carryforwards.

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because the Funds and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 5, 2018.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility during the six months ended December 31, 2017.

DECEMBER 31, 2017	J.P. MORGAN EQUITY FUNDS	39

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 (Unaudited) (continued)

In addition, effective August 16, 2016, the Trust along with certain other trusts (“Borrowers”) entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 15, 2017, this agreement has been amended and restated for a term of 364 days, unless extended.

The Funds did not utilize the Credit Facility during the six months ended December 31, 2017.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

As of December 31, 2017, the Funds had omnibus accounts which owned more than 10% of the respective Fund’s outstanding shares as follows:

	Number of Affiliated Omnibus Account	% of the fund	Number of Non- Affiliated Omnibus Account	% of the fund
U.S. Dynamic Plus Fund	—	—	2	78.8%
U.S. Large Cap Core Plus Fund	1	23.5%	2	37.2

Significant shareholder transactions by these shareholders may impact the Funds’ performance.

As of December 31, 2017, the Funds pledged a significant portion of their assets for securities sold short to Deutsche Bank AG.

8. Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and forms, and amendments to certain current rules and forms, to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The amendments to Regulation S-X were applied to the Funds’ financial statements as of December 31, 2017. The adoption had no effect on the Funds’ net assets or results of operations.

9. Reorganization

At a meeting held November 14–15, 2017, the Board approved, subject to shareholder approval, the merger of U.S. Dynamic Plus Fund into U.S. Large Cap Core Plus Fund. Completion of the merger is subject to a number of conditions, including approval by the shareholders of U.S. Dynamic Plus Fund. This approval will be sought at a shareholder meeting to be held on or about March 14, 2018. If approved, the merger is expected to occur on or about April 6, 2018.

10. New Accounting Pronouncement

In August 2016, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2016-18 (“ASU 2016-18”) Statement of Cash Flows (Topic 230) Restricted Cash, which clarifies guidance on the classification of certain cash receipts and cash payments in the Statement of Cash Flows. ASU 2016-18 is effective for the fiscal years, and interim periods within those fiscal years, beginning after December 15, 2017. Management is currently evaluating the implications of these changes on the financial statements, if any.

40	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2017

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2017 and continued to hold your shares at the end of the reporting period, December 31, 2017.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During the Period	Annualized Expense Ratio
U.S. Dynamic Plus Fund
Class A
Actual*	$1,000.00	$1,136.30	$9.75	1.81%
Hypothetical*	1,000.00	1,016.08	9.20	1.81
Class C
Actual*	1,000.00	1,134.00	12.48	2.32
Hypothetical*	1,000.00	1,013.51	11.77	2.32
Class I
Actual*	1,000.00	1,138.00	8.41	1.56
Hypothetical*	1,000.00	1,017.34	7.93	1.56

U.S. Large Cap Core Plus Fund
Class A
Actual*	1,000.00	1,112.80	11.13	2.09
Hypothetical*	1,000.00	1,014.67	10.61	2.09
Class C
Actual*	1,000.00	1,109.70	13.77	2.59
Hypothetical*	1,000.00	1,012.15	13.14	2.59
Class I
Actual*	1,000.00	1,114.20	9.81	1.84
Hypothetical*	1,000.00	1,015.93	9.35	1.84
Class R2
Actual*	1,000.00	1,111.10	12.58	2.37
Hypothetical*	1,000.00	1,013.22	11.99	2.37
Class R5
Actual*	1,000.00	1,114.90	8.98	1.69
Hypothetical*	1,000.00	1,016.64	8.57	1.69
Class R6
Actual**	1,000.00	1,041.30	2.66	1.59
Hypothetical*	1,000.00	1,017.14	8.06	1.59

*	Expenses are equal to each Class’s respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
**	Expenses are equal to each Class’s respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 61/365 (to reflect the actual period). Commencement of operations was November 1, 2017.

DECEMBER 31, 2017	J.P. MORGAN EQUITY FUNDS	41

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2017, at which the Trustees considered the continuation of the investment advisory agreements for each of the Funds whose semi-annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 16, 2017

As part of their review of the Advisory Agreements, the Trustees considered and reviewed performance and other information received about the Funds from the Adviser. This information includes the Funds’ performance as compared to the performance of their peers and benchmarks and analyses by the Adviser of the Funds’ performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense information compiled by Broadridge, using data from Lipper Inc., independent providers of investment company data (together, “Broadridge/Lipper”). The Trustees’ independent consultant also provided additional analyses of the performance of the Funds in connection with the Trustees’ review of the Advisory Agreements. Before voting on the proposed Advisory Agreements, the Trustees reviewed the proposed Advisory Agreements with representatives of the Adviser, counsel to the Trust and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the proposed Advisory Agreements. The Trustees also discussed the proposed Advisory Agreements in executive sessions with independent legal counsel at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement.

The Trustees considered information provided with respect to the Funds over the course of the year. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Adviser from each Fund under the applicable Advisory Agreement was fair and reasonable and that the continuance of the Advisory Agreements was in the best interests of each Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administrative services provided by J.P. Morgan Investment Management Inc. in its role as administrator (“JPMIM”).

The Trustees also considered their knowledge of the nature and quality of the services provided by the Adviser and its affiliates to the Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

42	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2017

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to each Fund. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based upon their review, the Trustees concluded that the profitability to the Adviser under each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

The Trustees also considered that JPMDS, an affiliate of the Adviser, and JPMIM earn fees from the Funds for providing shareholder and administrative services, respectively. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting and other related services.

Economies of Scale

The Trustees considered the extent to which the Funds may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Funds and those realized by the Adviser as assets increase. The Trustees considered whether it would be appropriate to add advisory fee breakpoints, but noted that each Fund has implemented fee waivers and contractual expense limitations (“Fee Caps”) which allow each Fund’s shareholders to share potential economies of scale from a Fund’s inception and that the fees remain competitive with peer funds. The Trustees also considered that the Adviser has shared economies of scale by adding or enhancing services to the Funds over time, noting the Adviser’s substantial investments in its business in support of the Funds, including investments in trading systems and technology (including cybersecurity improvements), retention of key talent, additions to analyst and portfolio management teams, and regulatory support enhancements. The Trustees concluded that the current fee structure was reasonable in light of the Fee Caps that the Adviser has in place that serve to limit the overall net expense ratios of each Fund at competitive levels. The Trustees concluded that the Funds’ shareholders received the benefits of potential economies of scale through the Fee Caps and the Adviser’s reinvestment in its operations to serve the Funds and their shareholders.

Independent Written Evaluation of the Funds’ Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Funds had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts and/or funds sub-advised by the Adviser, and for investment management styles substantially similar to that of each Fund. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences in the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to each Fund. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.

DECEMBER 31, 2017	J.P. MORGAN EQUITY FUNDS	43

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

Investment Performance

The Trustees received and considered absolute and/or relative performance information for the Funds in a report prepared by Broadridge/Lipper. The Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe made up of funds with the same Broadridge/Lipper investment classification and objective (the “Universe”), as well as a subset of funds within the Universe (the “Peer Group”), by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Broadridge/Lipper’s methodology for selecting mutual funds in each Fund’s Peer Group and Universe. The Broadridge/Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared by the Trustees’ independent consultant. The Broadridge/Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the U.S. Dynamic Plus Fund’s performance for Class A shares was in the fourth, third and fourth quintiles based upon the Universe for the one-, three-, and five-year periods ended December 31, 2016, respectively. The Trustees noted that the performance for the Class I shares was in the fourth, second, and third quintiles based upon the Universe for the one-, three-, and five-year periods ended December 31, 2016, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis prepared by the independent consultant. Based upon these discussions, and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the U.S. Large Cap Core Plus Fund’s performance for Class A shares was in the third, third, and second quintiles based upon the Universe for the one-, three-, and five-year periods ended December 31, 2016, respectively.

The Trustees noted that the performance for Class I shares was in the second quintile based upon the Universe for each of the one-, three-, and five-year periods ended December 31, 2016. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis prepared by the independent consultant. Based upon these discussions, and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Adviser and compared that rate to the information prepared by Broadridge/Lipper concerning management fee rates paid by other funds in the same Broadridge/Lipper category as each Fund. The Trustees recognized that Broadridge/Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the U.S. Dynamic Plus Fund’s net advisory fee and actual total expenses for Class I shares were in the first quintile based upon the Universe. After considering all of the factors identified above, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the U.S. Large Cap Core Plus Fund’s net advisory fee and actual total expenses for Class I shares were in the first and second quintiles based upon the Universe, respectively. The Trustees also noted that the Fund’s Fee caps for certain share classes were lowered effective November 1, 2017. After considering all of the factors identified above, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

44	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2017

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management businesses of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2017. All rights reserved. December 2017.	SAN-PLUS-1217

Semi-Annual Report

J.P. Morgan Funds

December 31, 2017 (Unaudited)

JPMorgan Diversified Fund

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

February 1, 2018 (Unaudited)

Dear Shareholder,

The U.S. economy continued to grow in the second half of 2017, supported by a synchronized global economy and central bank policies that also helped lift equity prices in the U.S. and elsewhere.

“Historically high consumer confidence, increased business investment and growth in corporate earnings all indicate that the U.S. economy should continue to expand.” — George C.W. Gatch

The U.S. economy entered its third longest expansion on record in 2017, and gross domestic product (GDP) rose by 3.2% in the third quarter and an estimated 2.6% in the fourth quarter. During the second half of 2017, unemployment fell to 4.1% in December from 4.3% in June, and U.S. consumer confidence reached a 17-year high in November. Corporate profits rose during the second half of the year amid stable energy prices and a decline in the value of the U.S. dollar.

Notably, the second half of 2017 included three large hurricanes, wildfires and other assorted natural disasters that combined to cause an estimated $306 billion in damage in the U.S. While companies in some specific sectors of the economy reported that Hurricanes Harvey, Irma and Maria affected revenue or earnings, any impact on the larger economy appeared to be limited.

The U.S. Federal Reserve raised interest rates in December 2017 and indicated it would raise rates three more times in the year ahead. However, interest rates overall remained relatively low during the reporting period and provided support for both the domestic economy and financial markets.

Most developed market and emerging market economies also continued to grow in the second half of 2017. Growth in Europe was strong enough that the European Central Bank committed to reducing its monthly asset purchases by half and the Bank of England raised its benchmark interest rate for the first time in ten years. Japan registered its longest economic expansion in a decade and China’s GDP grew by an estimated 6.8% in the second half of 2017, supported by personal consumption and growth in foreign trade.

Roughly 120 countries, comprising three-fourths of global GDP, had experienced increased economic growth by the end of 2017, according to the International Monetary Fund (IMF).

Meanwhile, global financial markets provided investors with positive returns for the six months ended December 31, 2017. Overall, equity markets outperformed bond markets, with emerging market equities largely outperforming developed market equities.

In the wake of stronger-than-expected growth in the U.S. and other leading economies, the IMF revised its forecast for 2018 U.S. GDP growth to 2.7% from 2.3%. The IMF cited growth from external demand and a reduction in U.S. corporate tax rates from the 2017 Tax Cuts and Jobs Act. Historically high consumer confidence, increased business investment and growth in corporate earnings all indicate that the U.S. economy should continue to expand. We believe investors who maintain a properly diversified portfolio and a long-term outlook will be able to benefit from the current global economic expansion.

We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

JPMorgan Diversified Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2017 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class L Shares)*	8.49%
MSCI World Index (net of foreign withholding taxes)	10.61%
Diversified Composite Benchmark**	6.79%

Net Assets as of 12/31/2017	$1,666,234

INVESTMENT OBJECTIVE***

The JPMorgan Diversified Fund (the “Fund”) seeks to provide a high total return from a diversified portfolio of equity and fixed income investments.

HOW DID THE MARKETS PERFORM?

Global equity markets overall provided positive returns throughout the reporting period amid strong growth in corporate profits, stable energy prices and continued low interest rates. Overall, emerging market equity outperformed equity markets in the U.S. and other developed market nations.

Meanwhile, bond markets generally experienced positive but lackluster returns. Emerging market debt largely outperformed developed market debt, while high yield bonds (also known as “junk bonds”) outperformed both investment grade corporate bonds and U.S. Treasury bonds.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Class L Shares), which invests in a mix of U.S., international developed and emerging market equities and fixed income securities, underperformed the MSCI World Index (net of foreign withholding taxes) (the “World Index”), which is made up of U.S. and international equities, for the six months ended December 31, 2017. The Fund outperformed its Diversified Composite Benchmark (the “Composite Benchmark”), which consists of 60% MSCI World Index and 40% Bloomberg Barclays U.S. Aggregate Index for the six months ended December 31, 2017.

During the reporting period, global equities generally outperformed fixed income investments and the Fund’s allocation to fixed income securities detracted from performance relative to the World Index.

Within equities, the Fund’s security selection and overweight allocation in its international developed equity and emerging markets equity strategies were leading contributors to performance relative to the Composite Benchmark. The Fund’s security selection in its U.S. large cap core equity strategy also contributed to performance relative to the Composite Benchmark. The Fund’s security selection in the U.S. mid cap and small cap core strategies detracted from relative performance.

Within fixed income, the Fund’s underweight allocation in its core fixed income strategy contributed to performance relative to the Composite Benchmark. The Fund’s underweight allocation and security selection within its corporate fixed income strategy also had a positive impact on relative performance. The Fund’s overweight allocation and security selection within its high yield debt strategy detracted from relative performance. An overweight allocation to the Fund’s emerging markets debt strategy also detracted from performance relative to the Composite Benchmark.

HOW WAS THE FUND POSITIONED?

The Fund targeted a long-term strategic asset allocation consisting of the following asset classes: U.S. large-cap equity, U.S. small-cap equity, real estate investment trusts, international equity (including emerging markets equity) and U.S. and international fixed income. The Fund invested in individual securities and underlying J.P. Morgan funds to implement its long-term strategic asset allocation and short-to-intermediate-term tactical adjustments.

During the reporting period, the Fund had an opportunistic allocation to non-agency mortgage-backed securities. The Fund used futures to more easily implement the portfolio managers’ short-to-intermediate-term tactical asset allocation views. The Fund also employed futures and currency forwards to help manage cash flows and bring the Fund’s currency exposure closer in line with its U.S. dollar-denominated benchmarks.

2	J.P. MORGAN FUNDS	DECEMBER 31, 2017

TOP TEN HOLDINGS OF THE PORTFOLIO****
1.	JPMorgan Emerging Markets Equity Fund, Class R6 Shares	3.3%
2.	JPMorgan High Yield Fund, Class R6 Shares	3.1
3.	JPMorgan Mid Cap Equity Fund, Class R6 Shares	3.0
4.	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	2.3
5.	U.S. Treasury Notes, 1.88%, 04/30/22	1.6
6.	JPMorgan Emerging Markets Strategic Debt Fund, Class R6 Shares	1.5
7.	Apple, Inc.	1.2
8.	U.S. Treasury Notes, 1.63%, 02/15/26	1.0
9.	Microsoft Corp.	1.0
10.	Amazon.com, Inc.	0.8

PORTFOLIO COMPOSITION BY ASSET CLASS****
Common Stocks	57.4%
Investment Companies	13.3
Corporate Bonds	9.9
U.S. Treasury Obligations	6.6
Collateralized Mortgage Obligations	4.0
Asset-Backed Securities	2.5
Others (each less than 1.0%)	1.5
Short-Term Investments	4.8

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The Diversified Composite Benchmark is comprised of unmanaged indices that correspond to the Fund’s model allocation and consists of the MSCI World Index (net of foreign withholding taxes) (60%) and the Bloomberg Barclays U.S. Aggregate Index (40%).
***	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
****	Percentages indicated are based on total investments as of December 31, 2017. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2017	J.P. MORGAN FUNDS	3

JPMorgan Diversified Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2017 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2017

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	March 24, 2003
With Sales Charge**		3.40%	12.05%	7.91%	5.91%
Without Sales Charge		8.30	17.35	8.91	6.40
CLASS C SHARES	March 24, 2003
With CDSC***		7.01	15.72	8.36	5.85
Without CDSC		8.01	16.72	8.36	5.85
CLASS I SHARES	September 10, 2001	8.38	17.60	9.18	6.67
CLASS L SHARES	September 10, 1993	8.49	17.88	9.43	6.92
CLASS R6 SHARES	November 1, 2017	8.53	17.93	9.44	6.92

*	Not annualized
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/07 TO 12/31/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class L Shares. The actual returns for Class R6 Shares would have been higher than those shown because Class R6 Shares have lower expenses than Class L Shares.

The graph illustrates comparative performance for $3,000,000 invested in Class L Shares of the JPMorgan Diversified Fund, the MSCI World Index, the Diversified Composite Benchmark and the Lipper Mixed-Asset Target Allocation Growth Funds Index from December 31, 2007 to December 31, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI World Index and the Diversified Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target Allocation Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Diversified Composite Benchmark is comprised of the MSCI World Index (60%) and the Bloomberg Barclays U.S. Aggregate Index (40%). The Bloomberg Barclays U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Lipper Mixed-Asset Target Allocation Growth Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class L Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN FUNDS	DECEMBER 31, 2017

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (Unaudited)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — 57.1%
		Consumer Discretionary — 7.4%
		Auto Components — 0.5%
8		Aisin Seiki Co. Ltd., (Japan)	420
3		Aptiv plc	279
2		BorgWarner, Inc.	78
27		Bridgestone Corp., (Japan)	1,250
6		Cie Generale des Etablissements Michelin, (France)	798
5		Continental AG, (Germany)	1,431
1		Delphi Technologies plc (a)	35
11		Faurecia, (France)	843
2		Hyundai Mobis Co. Ltd., (South Korea) (a)	556
6		Koito Manufacturing Co. Ltd., (Japan)	385
3		LCI Industries	412
—	(h)	Lear Corp.	75
62		Nexteer Automotive Group Ltd., (China) (a)	147
22		NGK Spark Plug Co. Ltd., (Japan)	523
28		Sumitomo Electric Industries Ltd., (Japan)	464
20		Sumitomo Rubber Industries Ltd., (Japan)	369
7		Toyota Boshoku Corp., (Japan)	144
5		TS Tech Co. Ltd., (Japan)	197
452		Xinyi Glass Holdings Ltd., (Hong Kong) (a)	588

			8,994

		Automobiles — 0.6%
786		Astra International Tbk. PT, (Indonesia)	480
13		Daimler AG (Registered), (Germany)	1,103
48		Ford Motor Co.	595
85		Geely Automobile Holdings Ltd., (China)	293
4		General Motors Co.	177
256		Guangzhou Automobile Group Co. Ltd., (China), Class H	605
1		Harley-Davidson, Inc.	57
71		Honda Motor Co. Ltd., (Japan)	2,420
27		Peugeot SA, (France)	557
8		Renault SA, (France)	788
2		Tesla, Inc. (a)	604
42		Toyota Motor Corp., (Japan)	2,664
13		Yamaha Motor Co. Ltd., (Japan)	436

			10,779

		Distributors — 0.1%
5		Genuine Parts Co.	517
29		LKQ Corp. (a)	1,163
6		Pool Corp.	750

			2,430

SHARES		SECURITY DESCRIPTION	VALUE($)

		Diversified Consumer Services — 0.1%
30		Estacio Participacoes SA, (Brazil)	295
5		H&R Block, Inc.	121
96		Kroton Educacional SA, (Brazil)	534
7		ServiceMaster Global Holdings, Inc. (a)	344

			1,294

		Hotels, Restaurants & Leisure — 0.8%
20		Accor SA, (France)	1,028
38		Aristocrat Leisure Ltd., (Australia)	707
14		Brinker International, Inc.	559
1		Carnival Corp.	91
11		Carnival plc	713
—	(h)	Chipotle Mexican Grill, Inc. (a)	12
3		Darden Restaurants, Inc.	242
3		Flight Centre Travel Group Ltd., (Australia)	93
18		Hilton Grand Vacations, Inc. (a)	770
36		Hilton Worldwide Holdings, Inc.	2,853
12		InterContinental Hotels Group plc, (United Kingdom)	762
4		J D Wetherspoon plc, (United Kingdom)	68
30		La Quinta Holdings, Inc. (a)	554
2		McDonald’s Corp.	277
14		Norwegian Cruise Line Holdings Ltd. (a)	735
7		Papa John’s International, Inc.	375
5		Royal Caribbean Cruises Ltd.	548
105		Sands China Ltd., (Hong Kong)	539
5		Sodexo SA, (France)	658
4		Starbucks Corp.	236
4		Whitbread plc, (United Kingdom)	203
180		Wynn Macau Ltd., (Macau)	568
1		Wynn Resorts Ltd.	163
3		Yum Brands, Inc.	237

			12,991

		Household Durables — 0.8%
124		Barratt Developments plc, (United Kingdom)	1,084
4		Bellway plc, (United Kingdom)	214
7		Berkeley Group Holdings plc, (United Kingdom)	386
12		CalAtlantic Group, Inc.	682
3		DR Horton, Inc.	144
17		Electrolux AB, (Sweden), Series B	533
78		Haier Electronics Group Co. Ltd., (Hong Kong) (a)	213
26		Lennar Corp., Class A	1,672
9		Mohawk Industries, Inc. (a)	2,479
64		MRV Engenharia e Participacoes SA, (Brazil)	289

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN FUNDS	5

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (Unaudited) (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
		Household Durables — continued
6		Newell Brands, Inc.	188
52		Panasonic Corp., (Japan)	756
42		Persimmon plc, (United Kingdom)	1,559
1		PulteGroup, Inc.	37
83		Redrow plc, (United Kingdom)	731
17		Sekisui Chemical Co. Ltd., (Japan)	334
23		Sekisui House Ltd., (Japan)	413
22		Sony Corp., (Japan)	992
126		Taylor Wimpey plc, (United Kingdom)	350
11		Toll Brothers, Inc.	510
1		Tupperware Brands Corp.	75
—	(h)	Whirlpool Corp.	72

			13,713

		Internet & Direct Marketing Retail — 1.0%
11		Amazon.com, Inc. (a)	13,060
5		Expedia, Inc.	598
6		Netflix, Inc. (a)	1,196
1		Priceline Group, Inc. (The) (a)	1,647
8		Wayfair, Inc., Class A (a)	670

			17,171

		Leisure Products — 0.1%
17		Acushnet Holdings Corp.	363
10		Brunswick Corp.	575
—	(h)	Hasbro, Inc.	30
3		Malibu Boats, Inc., Class A (a)	87

			1,055

		Media — 1.3%
19		CBS Corp. (Non-Voting), Class B	1,118
7		Charter Communications, Inc., Class A (a)	2,197
15		Cinemark Holdings, Inc.	517
27		Clear Channel Outdoor Holdings, Inc., Class A	122
34		Comcast Corp., Class A	1,365
—	(h)	Discovery Communications, Inc., Class C (a)	7
60		DISH Network Corp., Class A (a)	2,885
7		Emerald Expositions Events, Inc.	134
39		Entercom Communications Corp., Class A	420
9		EW Scripps Co. (The), Class A (a)	145
11		I-CABLE Communications Ltd., (Hong Kong) (a)	—	(h)
179		ITV plc, (United Kingdom)	401
4		Naspers Ltd., (South Africa), Class N	1,076
5		News Corp., Class A	73
10		Nexstar Media Group, Inc., Class A	766
2		Omnicom Group, Inc.	178

SHARES		SECURITY DESCRIPTION	VALUE($)

		Media — continued
—	(h)	Scripps Networks Interactive, Inc., Class A	27
17		Sirius XM Holdings, Inc.	89
9		Time Warner, Inc.	860
18		Twenty-First Century Fox, Inc., Class A	607
1		Twenty-First Century Fox, Inc., Class B	34
3		Viacom, Inc., Class B	78
26		Vivendi SA, (France)	685
60		Walt Disney Co. (The)	6,427
84		WPP plc, (United Kingdom)	1,517

			21,728

		Multiline Retail — 0.2%
5		Dollar Tree, Inc. (a)	553
18		Kohl’s Corp.	954
31		Marui Group Co. Ltd., (Japan)	569
3		Next plc, (United Kingdom)	180
13		Nordstrom, Inc.	621

			2,877

		Specialty Retail — 1.2%
2		American Eagle Outfitters, Inc.	38
5		AutoZone, Inc. (a)	3,798
15		Best Buy Co., Inc.	1,041
19		Chico’s FAS, Inc.	170
63		Dixons Carphone plc, (United Kingdom)	168
16		Gap, Inc. (The)	543
31		Home Depot, Inc. (The)	5,907
9		K’s Holdings Corp., (Japan)	241
37		Lowe’s Cos., Inc.	3,426
40		Luk Fook Holdings International Ltd., (Hong Kong)	172
7		Murphy USA, Inc. (a)	571
7		O’Reilly Automotive, Inc. (a)	1,755
5		Ross Stores, Inc.	365
1		Signet Jewelers Ltd.	41
5		Tiffany & Co.	520
5		TJX Cos., Inc. (The)	407
1		Urban Outfitters, Inc. (a)	40
49		Zhongsheng Group Holdings Ltd., (China)	111

			19,314

		Textiles, Apparel & Luxury Goods — 0.7%
2		adidas AG, (Germany)	456
83		Burberry Group plc, (United Kingdom)	2,002
4		Carter’s, Inc.	415
21		Cie Financiere Richemont SA (Registered), (Switzerland)	1,864

SEE NOTES TO FINANCIAL STATEMENTS.

6	J.P. MORGAN FUNDS	DECEMBER 31, 2017

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
		Textiles, Apparel & Luxury Goods — continued
10		Columbia Sportswear Co.	740
20		Gildan Activewear, Inc., (Canada)	644
4		Hanesbrands, Inc.	80
5		LVMH Moet Hennessy Louis Vuitton SE, (France)	1,370
37		NIKE, Inc., Class B	2,321
8		PVH Corp.	1,061
2		Ralph Lauren Corp.	182
1		VF Corp.	72

			11,207

		Total Consumer Discretionary	123,553

		Consumer Staples — 3.7%
		Beverages — 1.1%
18		Anheuser-Busch InBev SA/NV, (Belgium)	2,040
88		Coca-Cola Co. (The)	4,048
14		Coca-Cola HBC AG, (Switzerland) (a)	445
2		Constellation Brands, Inc., Class A	394
5		Diageo plc, (United Kingdom)	184
10		Dr Pepper Snapple Group, Inc.	923
5		Heineken NV, (Netherlands)	566
20		Kirin Holdings Co. Ltd., (Japan)	507
30		Molson Coors Brewing Co., Class B	2,464
12		Monster Beverage Corp. (a)	783
33		PepsiCo, Inc.	4,016
13		Pernod Ricard SA, (France)	2,005
3		Royal Unibrew A/S, (Denmark)	166

			18,541

		Food & Staples Retailing — 0.8%
15		Costco Wholesale Corp.	2,712
44		CVS Health Corp.	3,209
85		Kroger Co. (The)	2,328
74		Metcash Ltd., (Australia)	180
21		Performance Food Group Co. (a)	686
17		Seven & i Holdings Co. Ltd., (Japan)	708
2		Sprouts Farmers Market, Inc. (a)	38
4		Sysco Corp.	245
20		Walgreens Boots Alliance, Inc.	1,420
4		Wal-Mart Stores, Inc.	437
12		Wesfarmers Ltd., (Australia)	422
6		X5 Retail Group NV, (Russia), Reg. S, GDR (a)	236

			12,621

		Food Products — 0.6%
4		Archer-Daniels-Midland Co.	151
6		Associated British Foods plc, (United Kingdom)	220
—	(h)	Barry Callebaut AG (Registered), (Switzerland) (a)	340

SHARES		SECURITY DESCRIPTION	VALUE($)

		Food Products — continued
1		Campbell Soup Co.	56
6		Conagra Brands, Inc.	241
—	(h)	Hershey Co. (The)	20
1		JM Smucker Co. (The)	146
—	(h)	Kellogg Co.	24
1		Kraft Heinz Co. (The)	75
17		Marine Harvest ASA, (Norway) (a)	291
53		Mondelez International, Inc., Class A	2,270
42		Nestle SA (Registered), (Switzerland)	3,653
14		Nippon Suisan Kaisha Ltd., (Japan)	72
10		Post Holdings, Inc. (a)	761
22		Prima Meat Packers Ltd., (Japan)	161
8		Ros Agro plc, (Russia), Reg. S, GDR	82
5		TreeHouse Foods, Inc. (a)	257
4		Tyson Foods, Inc., Class A	287
881		WH Group Ltd., (Hong Kong), Reg. S, (e)	994

			10,101

		Household Products — 0.3%
1		Church & Dwight Co., Inc.	44
—	(h)	Clorox Co. (The)	23
3		Colgate-Palmolive Co.	195
4		Energizer Holdings, Inc.	206
11		Henkel AG & Co. KGaA (Preference), (Germany)	1,463
6		Kimberly-Clark Corp.	666
25		Procter & Gamble Co. (The)	2,269
1		Reckitt Benckiser Group plc, (United Kingdom)	132
6		Spectrum Brands Holdings, Inc.	630

			5,628

		Personal Products — 0.3%
28		Coty, Inc., Class A	558
2		Estee Lauder Cos., Inc. (The), Class A	242
9		Kao Corp., (Japan)	594
72		Unilever NV, (United Kingdom), CVA	4,033

			5,427

		Tobacco — 0.6%
6		Altria Group, Inc.	412
48		British American Tobacco plc, (United Kingdom)	3,242
41		Japan Tobacco, Inc., (Japan)	1,304
7		KT&G Corp., (South Korea)	722
34		Philip Morris International, Inc.	3,606
6		Swedish Match AB, (Sweden)	255

			9,541

		Total Consumer Staples	61,859

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN FUNDS	7

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (Unaudited) (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
		Energy — 3.0%
		Energy Equipment & Services — 0.2%
1		Baker Hughes a GE Co.	36
5		Core Laboratories NV	494
3		Diamond Offshore Drilling, Inc. (a)	51
5		Halliburton Co.	247
29		Patterson-UTI Energy, Inc.	673
6		Schlumberger Ltd.	391
22		Subsea 7 SA, (United Kingdom)	326
34		TechnipFMC plc, (United Kingdom)	1,063

			3,281

		Oil, Gas & Consumable Fuels — 2.8%
4		Anadarko Petroleum Corp.	195
—	(h)	Andeavor	16
12		Apache Corp.	498
125		BP plc, (United Kingdom)	879
41		Cabot Oil & Gas Corp.	1,164
16		Chevron Corp.	1,997
64		China Shenhua Energy Co. Ltd., (China), Class H	165
2		Cimarex Energy Co.	217
546		CNOOC Ltd., (China)	782
25		Concho Resources, Inc. (a)	3,748
22		ConocoPhillips	1,210
6		Devon Energy Corp.	260
5		Diamondback Energy, Inc. (a)	584
49		EOG Resources, Inc.	5,283
12		EQT Corp.	687
42		Exxon Mobil Corp.	3,552
77		Inpex Corp., (Japan)	953
61		Kinder Morgan, Inc.	1,108
22		Marathon Petroleum Corp.	1,460
25		MOL Hungarian Oil & Gas plc, (Hungary)	287
17		Occidental Petroleum Corp.	1,223
12		OMV AG, (Austria)	787
3		ONEOK, Inc.	175
32		Parsley Energy, Inc., Class A (a)	931
17		PBF Energy, Inc., Class A	599
10		Phillips 66	1,022
16		Pioneer Natural Resources Co.	2,766
14		Polski Koncern Naftowy ORLEN SA, (Poland)	434
49		PTT PCL, (Thailand)	653
31		Repsol SA, (Spain)	548
95		Royal Dutch Shell plc, (Netherlands), Class A	3,157
64		Royal Dutch Shell plc, (Netherlands), Class B, Zero Coupon,	2,139
21		RSP Permian, Inc. (a)	867

SHARES	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — continued
4	SK Innovation Co. Ltd., (South Korea)	669
3	S-Oil Corp., (South Korea)	349
46	SRC Energy, Inc. (a)	389
359	Star Petroleum Refining PCL, (Thailand), Class F	188
43	Surgutneftegas OJSC, (Russia), ADR	202
5	Tatneft PJSC, (Russia), ADR	269
87	Thai Oil PCL, (Thailand)	276
25	TOTAL SA, (France)	1,375
16	Tupras Turkiye Petrol Rafinerileri A/S, (Turkey)	514
42	United Tractors Tbk. PT, (Indonesia)	110
4	Valero Energy Corp.	332
147	Whitehaven Coal Ltd., (Australia)	510
152	Yanzhou Coal Mining Co. Ltd., (China), Class H	177

		45,706

	Total Energy	48,987

	Financials — 10.5%
	Banks — 5.6%
25	ABN AMRO Group NV, (Netherlands), Reg. S, CVA (e)	794
87	Akbank TAS, (Turkey)	225
17	Associated Banc-Corp.	444
42	Australia & New Zealand Banking Group Ltd., (Australia)	931
180	Banco Bilbao Vizcaya Argentaria SA, (Spain)	1,531
58	Banco do Brasil SA, (Brazil) (a)	553
29	Banco Santander Brasil SA, (Brazil)	275
71	Banco Santander SA, (Spain)	468
473	Bank Negara Indonesia Persero Tbk. PT, (Indonesia)	345
408	Bank of America Corp.	12,051
1,671	Bank Rakyat Indonesia Persero Tbk. PT, (Indonesia)	448
99	Bankia SA, (Spain)	474
12	BankUnited, Inc.	476
41	BNP Paribas SA, (France)	3,073
165	BOC Hong Kong Holdings Ltd., (China)	834
1,452	China Construction Bank Corp., (China), Class H	1,337
151	China Merchants Bank Co. Ltd., (China), Class H	598
215	CIMB Group Holdings Bhd., (Malaysia)	348
116	Citigroup, Inc.	8,606
32	Citizens Financial Group, Inc.	1,341
15	Comerica, Inc.	1,259
6	Commerce Bancshares, Inc.	316
7	Commonwealth Bank of Australia, (Australia)	456
18	Credit Agricole SA, (France)	298

SEE NOTES TO FINANCIAL STATEMENTS.

8	J.P. MORGAN FUNDS	DECEMBER 31, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Banks — continued
776	CTBC Financial Holding Co. Ltd., (Taiwan)	533
21	Danske Bank A/S, (Denmark)	833
159	DBS Group Holdings Ltd., (Singapore)	2,937
20	DNB ASA, (Norway)	367
18	East West Bancorp, Inc.	1,111
29	Erste Group Bank AG, (Austria) (a)	1,249
34	Fifth Third Bancorp	1,019
8	First Financial Bancorp	199
14	First Hawaiian, Inc.	395
24	First Horizon National Corp.	476
1	First Interstate BancSystem, Inc., Class A	48
16	First Republic Bank	1,380
6	Glacier Bancorp, Inc.	235
6	Great Western Bancorp, Inc.	222
44	Grupo Financiero Banorte SAB de CV, (Mexico), Class O	240
14	Hana Financial Group, Inc., (South Korea)	648
11	HDFC Bank Ltd., (India), ADR	1,103
192	HSBC Holdings plc, (United Kingdom)	1,981
85	Huntington Bancshares, Inc.	1,242
5	IBERIABANK Corp.	376
1,297	Industrial & Commercial Bank of China Ltd., (China), Class H	1,040
26	Industrial Bank of Korea, (South Korea)	399
190	ING Groep NV, (Netherlands)	3,486
69	Itau Unibanco Holding SA, (Brazil), ADR	891
6	Jyske Bank A/S (Registered), (Denmark)	359
10	KBC Group NV, (Belgium)	821
26	KeyCorp	527
82	Kiatnakin Bank PCL, (Thailand)	198
445	Krung Thai Bank PCL, (Thailand)	261
1,625	Lloyds Banking Group plc, (United Kingdom)	1,491
9	M&T Bank Corp.	1,594
148	Malayan Banking Bhd., (Malaysia)	359
274	Mitsubishi UFJ Financial Group, Inc., (Japan)	1,994
12	OTP Bank plc, (Hungary)	494
97	Oversea-Chinese Banking Corp. Ltd., (Singapore)	892
1	People’s United Financial, Inc.	21
14	PNC Financial Services Group, Inc. (The)	2,015
6	Regions Financial Corp.	110
64	Sberbank of Russia PJSC, (Russia), ADR	1,084
14	Shinhan Financial Group Co. Ltd., (South Korea)	637
59	Skandinaviska Enskilda Banken AB, (Sweden), Class A	692
45	Standard Bank Group Ltd., (South Africa)	709

SHARES		SECURITY DESCRIPTION	VALUE($)

		Banks — continued
170		Standard Chartered plc, (United Kingdom) (a)	1,786
71		Sumitomo Mitsui Financial Group, Inc., (Japan)	3,043
50		SunTrust Banks, Inc.	3,221
—	(h)	SVB Financial Group (a)	92
49		Svenska Handelsbanken AB, (Sweden), Class A	665
27		Swedbank AB, (Sweden), Class A	662
7		Sydbank A/S, (Denmark)	282
68		Tisco Financial Group PCL, (Thailand)	184
131		Turkiye Halk Bankasi A/S, (Turkey)	371
65		UniCredit SpA, (Italy) (a)	1,215
24		US Bancorp	1,287
87		Wells Fargo & Co.	5,302
6		Western Alliance Bancorp (a)	368
8		Westpac Banking Corp., (Australia)	190
5		Wintrust Financial Corp.	402
1		Zions Bancorp	72

			93,291

		Capital Markets — 1.7%
92		3i Group plc, (United Kingdom)	1,135
8		Ameriprise Financial, Inc.	1,312
11		Bank of New York Mellon Corp. (The)	575
2		BlackRock, Inc.	1,092
78		Charles Schwab Corp. (The)	3,991
26		Credit Suisse Group AG (Registered), (Switzerland) (a)	463
6		Deutsche Boerse AG, (Germany)	652
1		E*TRADE Financial Corp. (a)	41
6		Eaton Vance Corp.	355
5		Euronext NV, (Netherlands), Reg. S, (e)	303
2		FactSet Research Systems, Inc.	318
2		Goldman Sachs Group, Inc. (The)	499
4		Intercontinental Exchange, Inc.	249
19		Invesco Ltd.	679
5		Lazard Ltd., Class A	249
18		Macquarie Group Ltd., (Australia)	1,402
5		Moelis & Co., Class A	242
1		Moody’s Corp.	118
92		Morgan Stanley	4,820
3		Morningstar, Inc.	290
9		Nasdaq, Inc.	674
42		Natixis SA, (France)	332
7		Northern Trust Corp.	709
1		Partners Group Holding AG, (Switzerland)	715
—	(h)	Raymond James Financial, Inc.	44
10		S&P Global, Inc.	1,755

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN FUNDS	9

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (Unaudited) (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
		Capital Markets — continued
7		Schroders plc, (United Kingdom)	330
5		State Street Corp.	525
19		T Rowe Price Group, Inc.	1,973
133		UBS Group AG (Registered), (Switzerland) (a)	2,443

			28,285

		Consumer Finance — 0.4%
30		Ally Financial, Inc.	881
9		American Express Co.	865
41		Capital One Financial Corp.	4,066
1		Discover Financial Services	52
5		Navient Corp.	70

			5,934

		Diversified Financial Services — 0.3%
11		Berkshire Hathaway, Inc., Class B (a)	2,233
3		Eurazeo SA, (France)	256
7		EXOR NV, (Netherlands)	450
237		Fubon Financial Holding Co. Ltd., (Taiwan)	403
—	(h)	Leucadia National Corp.	10
24		Mitsubishi UFJ Lease & Finance Co. Ltd., (Japan)	143
28		ORIX Corp., (Japan)	470
16		Voya Financial, Inc.	772

			4,737

		Insurance — 2.5%
1		Aflac, Inc.	78
314		AIA Group Ltd., (Hong Kong)	2,671
1		Alleghany Corp. (a)	404
12		Allianz SE (Registered), (Germany)	2,793
3		Allstate Corp. (The)	329
72		American International Group, Inc.	4,269
1		Aon plc	73
2		Arthur J Gallagher & Co.	118
15		ASR Nederland NV, (Netherlands)	624
31		Assicurazioni Generali SpA, (Italy)	571
—	(h)	Assurant, Inc.	46
189		Aviva plc, (United Kingdom)	1,290
67		AXA SA, (France)	1,997
4		Baloise Holding AG (Registered), (Switzerland)	654
33		Beazley plc, (United Kingdom)	236
1		Brighthouse Financial, Inc. (a)	44
25		Chubb Ltd.	3,591
15		CNO Financial Group, Inc.	365
—	(h)	Everest Re Group Ltd.	89
1		Fairfax Financial Holdings Ltd., (Canada)	418
53		Hartford Financial Services Group, Inc. (The)	2,992

SHARES		SECURITY DESCRIPTION	VALUE($)

		Insurance — continued
6		Hyundai Marine & Fire Insurance Co. Ltd., (South Korea) (a)	274
3		Kinsale Capital Group, Inc.	148
212		Legal & General Group plc, (United Kingdom)	780
3		Lincoln National Corp.	199
36		Loews Corp.	1,776
5		Marsh & McLennan Cos., Inc.	369
49		MetLife, Inc.	2,483
10		MS&AD Insurance Group Holdings, Inc., (Japan)	331
5		NN Group NV, (Netherlands)	232
252		PICC Property & Casualty Co. Ltd., (China), Class H	483
205		Ping An Insurance Group Co. of China Ltd., (China), Class H	2,126
—	(h)	Principal Financial Group, Inc.	16
7		ProAssurance Corp.	382
5		Progressive Corp. (The)	263
6		Prudential Financial, Inc.	663
119		Prudential plc, (United Kingdom)	3,047
2		RLI Corp.	123
10		Sompo Holdings, Inc., (Japan)	398
1		Swiss Life Holding AG (Registered), (Switzerland) (a)	351
6		Swiss Re AG, (Switzerland)	563
27		T&D Holdings, Inc., (Japan)	467
3		Topdanmark A/S, (Denmark) (a)	139
9		Travelers Cos., Inc. (The)	1,167
12		Unum Group	646
—	(h)	Willis Towers Watson plc	34
2		XL Group Ltd., (Bermuda)	53
4		Zurich Insurance Group AG, (Switzerland)	1,069

			42,234

		Thrifts & Mortgage Finance — 0.0% (g)
31		Housing Development Finance Corp. Ltd., (India)	828

		Total Financials	175,309

		Health Care — 6.0%
		Biotechnology — 0.8%
9		AbbVie, Inc.	888
1		Alexion Pharmaceuticals, Inc. (a)	140
3		Amgen, Inc.	476
7		Biogen, Inc. (a)	2,212
—	(h)	BioMarin Pharmaceutical, Inc. (a)	25
8		Celgene Corp. (a)	848
2		CSL Ltd., (Australia)	263

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN FUNDS	DECEMBER 31, 2017

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
		Biotechnology — continued
12		Exact Sciences Corp. (a)	627
9		Gilead Sciences, Inc.	609
7		Incyte Corp. (a)	640
7		Intercept Pharmaceuticals, Inc. (a)	409
—	(h)	Regeneron Pharmaceuticals, Inc. (a)	127
3		Sage Therapeutics, Inc. (a)	449
29		Shire plc	1,514
7		Spark Therapeutics, Inc. (a)	382
22		Vertex Pharmaceuticals, Inc. (a)	3,304

			12,913

		Health Care Equipment & Supplies — 0.6%
9		Abbott Laboratories	533
1		Align Technology, Inc. (a)	200
5		Baxter International, Inc.	337
3		Becton Dickinson and Co.	640
106		Boston Scientific Corp. (a)	2,626
1		Cooper Cos., Inc. (The)	150
4		Danaher Corp.	406
13		DENTSPLY SIRONA, Inc.	871
6		Essilor International Cie Generale d’Optique SA, (France)	859
2		ICU Medical, Inc. (a)	381
—	(h)	IDEXX Laboratories, Inc. (a)	45
3		Intuitive Surgical, Inc. (a)	930
13		Koninklijke Philips NV, (Netherlands)	490
5		Medtronic plc	394
6		West Pharmaceutical Services, Inc.	605
3		Zimmer Biomet Holdings, Inc.	389

			9,856

		Health Care Providers & Services — 1.3%
26		Acadia Healthcare Co., Inc. (a)	835
7		Aetna, Inc.	1,302
3		AmerisourceBergen Corp.	235
1		Anthem, Inc.	151
3		Centene Corp. (a)	263
6		Cigna Corp.	1,130
—	(h)	Envision Healthcare Corp. (a)	13
5		Express Scripts Holding Co. (a)	358
8		Fresenius Medical Care AG & Co. KGaA, (Germany)	860
11		HCA Healthcare, Inc. (a)	943
6		HealthEquity, Inc. (a)	276
12		HealthSouth Corp.	605
4		Humana, Inc.	943
—	(h)	Laboratory Corp. of America Holdings (a)	21

SHARES		SECURITY DESCRIPTION	VALUE($)

		Health Care Providers & Services — continued
1		Magellan Health, Inc. (a)	119
1		McKesson Corp.	100
8		Premier, Inc., Class A (a)	221
16		Qualicorp SA, (Brazil)	150
1		Quest Diagnostics, Inc.	76
11		Teladoc, Inc. (a)	384
53		UnitedHealth Group, Inc.	11,698
—	(h)	Universal Health Services, Inc., Class B	9
2		WellCare Health Plans, Inc. (a)	351

			21,043

		Health Care Technology — 0.1%
—	(h)	Cerner Corp. (a)	28
9		Cotiviti Holdings, Inc. (a)	299
29		Evolent Health, Inc., Class A (a)	357
5		Medidata Solutions, Inc. (a)	299
10		Veeva Systems, Inc., Class A (a)	544

			1,527

		Life Sciences Tools & Services — 0.2%
4		Agilent Technologies, Inc.	263
5		Illumina, Inc. (a)	1,147
11		Thermo Fisher Scientific, Inc.	2,061

			3,471

		Pharmaceuticals — 3.0%
8		Allergan plc	1,245
9		AstraZeneca plc, (United Kingdom)	635
19		Bayer AG (Registered), (Germany)	2,371
27		Bristol-Myers Squibb Co.	1,648
14		Catalent, Inc. (a)	594
22		Eli Lilly & Co.	1,878
5		Endo International plc (a)	38
56		GlaxoSmithKline plc, (United Kingdom)	984
6		Jazz Pharmaceuticals plc (a)	800
64		Johnson & Johnson	8,907
26		Kyowa Hakko Kirin Co. Ltd., (Japan)	508
2		Mallinckrodt plc (a)	42
73		Merck & Co., Inc.	4,104
2		Mylan NV (a)	68
52		Novartis AG (Registered), (Switzerland)	4,393
65		Novo Nordisk A/S, (Denmark), Class B	3,468
13		Otsuka Holdings Co. Ltd., (Japan)	561
262		Pfizer, Inc.	9,475
7		Prestige Brands Holdings, Inc. (a)	310
16		Revance Therapeutics, Inc. (a)	590
15		Roche Holding AG, (Switzerland)	3,903
37		Sanofi, (France)	3,147

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN FUNDS	11

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (Unaudited) (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
		Pharmaceuticals — continued
17		Teva Pharmaceutical Industries Ltd., (Israel), ADR	322
86		TherapeuticsMD, Inc. (a)	518
2		Zoetis, Inc.	158

			50,667

		Total Health Care	99,477

		Industrials — 7.0%
		Aerospace & Defense — 0.9%
9		Airbus SE, (France)	887
3		Boeing Co. (The)	861
19		General Dynamics Corp.	3,930
6		L3 Technologies, Inc.	1,123
1		Lockheed Martin Corp.	258
100		Meggitt plc, (United Kingdom)	649
14		Northrop Grumman Corp.	4,298
—	(h)	Rockwell Collins, Inc.	36
13		Safran SA, (France)	1,318
2		Textron, Inc.	88
12		United Technologies Corp.	1,499

			14,947

		Air Freight & Logistics — 0.1%
17		Deutsche Post AG (Registered), (Germany)	827
—	(h)	FedEx Corp.	32
—	(h)	United Parcel Service, Inc., Class B	28
20		Yamato Holdings Co. Ltd., (Japan)	402

			1,289

		Airlines — 0.6%
41		Aeroflot PJSC, (Russia)	99
174		Air China Ltd., (China), Class H	211
22		Air France-KLM, (France) (a)	365
341		AirAsia Bhd., (Malaysia)	282
1		Alaska Air Group, Inc.	77
2		American Airlines Group, Inc.	109
4		Copa Holdings SA, (Panama), Class A	522
59		Delta Air Lines, Inc.	3,318
16		Deutsche Lufthansa AG (Registered), (Germany)	604
76		International Consolidated Airlines Group SA, (United Kingdom)	662
13		Japan Airlines Co. Ltd., (Japan)	496
159		Qantas Airways Ltd., (Australia)	624
4		Ryanair Holdings plc, (Ireland), ADR (a)	447
26		Southwest Airlines Co.	1,671
43		Turk Hava Yollari AO, (Turkey) (a)	177
2		United Continental Holdings, Inc. (a)	103

			9,767

SHARES	SECURITY DESCRIPTION	VALUE($)

	Building Products — 0.4%
4	Allegion plc	344
8	Asahi Glass Co. Ltd., (Japan)	354
17	Daikin Industries Ltd., (Japan)	1,997
13	Fortune Brands Home & Security, Inc.	919
9	JELD-WEN Holding, Inc. (a)	351
7	Lennox International, Inc.	1,443
9	Masco Corp.	387
7	Nichias Corp., (Japan)	93
17	Polypipe Group plc, (United Kingdom)	93
5	Takasago Thermal Engineering Co. Ltd., (Japan)	84
9	USG Corp. (a)	339

		6,404

	Commercial Services & Supplies — 0.4%
8	Advanced Disposal Services, Inc. (a)	203
14	Brady Corp., Class A	541
21	Copart, Inc. (a)	901
9	Herman Miller, Inc.	357
8	KAR Auction Services, Inc.	428
4	Pitney Bowes, Inc.	42
5	US Ecology, Inc.	247
42	Waste Connections, Inc., (Canada)	3,003
1	Waste Management, Inc.	70

		5,792

	Construction & Engineering — 0.3%
8	ACS Actividades de Construccion y Servicios SA, (Spain)	329
8	CIMIC Group Ltd., (Australia)	330
4	Eiffage SA, (France)	414
2	Fluor Corp.	88
3	HOCHTIEF AG, (Germany)	449
1	Jacobs Engineering Group, Inc.	84
44	Kajima Corp., (Japan)	423
7	Monadelphous Group Ltd., (Australia)	100
5	Nishimatsu Construction Co. Ltd., (Japan)	143
36	Obayashi Corp., (Japan)	436
44	Penta-Ocean Construction Co. Ltd., (Japan)	329
2	Quanta Services, Inc. (a)	59
35	Shimizu Corp., (Japan)	356
9	Taisei Corp., (Japan)	467
53	Tekfen Holding A/S, (Turkey)	239
6	Vinci SA, (France)	614

		4,860

	Electrical Equipment — 0.8%
81	ABB Ltd. (Registered), (Switzerland)	2,170
2	AMETEK, Inc.	109

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN FUNDS	DECEMBER 31, 2017

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
		Electrical Equipment — 0.3%
50		Eaton Corp. plc	3,932
52		Fuji Electric Co. Ltd., (Japan)	391
7		Generac Holdings, Inc. (a)	324
11		Mabuchi Motor Co. Ltd., (Japan)	573
24		Mitsubishi Electric Corp., (Japan)	394
11		Nidec Corp., (Japan)	1,526
16		Philips Lighting NV, (Netherlands), Reg. S, (e)	588
1		Rockwell Automation, Inc.	253
26		Schneider Electric SE, (France) (a)	2,176
8		Vestas Wind Systems A/S, (Denmark)	561

			12,997

		Industrial Conglomerates — 0.5%
2		3M Co.	413
9		Carlisle Cos., Inc.	1,011
145		CK Hutchison Holdings Ltd., (Hong Kong)	1,817
231		Fosun International Ltd., (China)	510
109		General Electric Co.	1,899
16		Honeywell International, Inc.	2,456
2		LG Corp., (South Korea) (a)	173
6		Siemens AG (Registered), (Germany)	825

			9,104

		Machinery — 1.7%
6		Allison Transmission Holdings, Inc.	263
6		Altra Industrial Motion Corp.	309
31		Atlas Copco AB, (Sweden), Class A	1,317
6		Cargotec OYJ, (Finland), Class B	347
17		Caterpillar, Inc.	2,606
2		Cummins, Inc.	304
4		Deere & Co.	645
21		DMG Mori Co. Ltd., (Japan)	424
5		Douglas Dynamics, Inc.	205
9		Dover Corp.	919
5		FANUC Corp., (Japan)	1,176
—	(h)	Fortive Corp.	31
—	(h)	Georg Fischer AG (Registered), (Switzerland)	376
5		Illinois Tool Works, Inc.	871
20		Ingersoll-Rand plc	1,793
5		John Bean Technologies Corp.	578
37		Komatsu Ltd., (Japan)	1,344
70		Kubota Corp., (Japan)	1,361
3		Lincoln Electric Holdings, Inc.	314
16		Makita Corp., (Japan)	663
7		Middleby Corp. (The) (a)	918
12		Oshkosh Corp.	1,059

SHARES		SECURITY DESCRIPTION	VALUE($)

		Machinery — continued
3		PACCAR, Inc.	181
4		Parker-Hannifin Corp.	772
1		Pentair plc, (United Kingdom)	97
2		Proto Labs, Inc. (a)	240
4		RBC Bearings, Inc. (a)	556
32		Sandvik AB, (Sweden)	561
2		SMC Corp., (Japan)	985
10		Snap-on, Inc.	1,666
18		Stanley Black & Decker, Inc.	2,990
13		Toro Co. (The)	843
8		WABCO Holdings, Inc. (a)	1,166
7		Wartsila OYJ Abp, (Finland)	446
148		Weichai Power Co. Ltd., (China), Class H	162

			28,488

		Marine — 0.0% (g)
3		Dfds A/S, (Denmark)	177

		Professional Services — 0.1%
9		Adecco Group AG (Registered), (Switzerland) (a)	690
—	(h)	Equifax, Inc.	17
2		IHS Markit Ltd. (a)	105
2		Meitec Corp., (Japan)	115
33		Pagegroup plc, (United Kingdom)	207
35		RELX NV, (United Kingdom)	798
—	(h)	Robert Half International, Inc.	25

			1,957

		Road & Rail — 0.8%
—	(h)	Canadian Pacific Railway Ltd., (Canada)	67
5		Central Japan Railway Co., (Japan)	859
29		CSX Corp.	1,601
4		Knight-Swift Transportation Holdings, Inc.	175
3		Landstar System, Inc.	323
27		Norfolk Southern Corp.	3,925
9		Old Dominion Freight Line, Inc.	1,236
2		Sankyu, Inc., (Japan)	103
29		Tokyu Corp., (Japan)	456
30		Union Pacific Corp.	4,000
7		West Japan Railway Co., (Japan)	496

			13,241

		Trading Companies & Distributors — 0.3%
6		Applied Industrial Technologies, Inc.	426
11		Brenntag AG, (Germany)	717
10		Ferguson plc, (Switzerland)	695
30		ITOCHU Corp., (Japan)	550

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN FUNDS	13

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Trading Companies & Distributors — continued
34	Marubeni Corp., (Japan)	244
48	Mitsubishi Corp., (Japan)	1,315
17	Sumitomo Corp., (Japan)	287
21	Travis Perkins plc, (United Kingdom)	451
1	United Rentals, Inc. (a)	222
2	Watsco, Inc.	323

		5,230

	Transportation Infrastructure — 0.1%
4	Aena SME SA, (Spain), Reg. S, (e)	725
14	Atlantia SpA, (Italy)	430
152	Shenzhen Expressway Co. Ltd., (China), Class H	154
160	Zhejiang Expressway Co. Ltd., (China), Class H	176

		1,485

	Total Industrials	115,738

	Information Technology — 10.8%
	Communications Equipment — 0.3%
54	Accton Technology Corp., (Taiwan)	191
4	Arista Networks, Inc. (a)	848
48	Cisco Systems, Inc.	1,823
18	CommScope Holding Co., Inc. (a)	662
1	Harris Corp.	176
7	Juniper Networks, Inc.	193
1	Motorola Solutions, Inc.	50
98	Nokia OYJ, (Finland)	460
4	Palo Alto Networks, Inc. (a)	586
25	Yangtze Optical Fibre and Cable Joint Stock Ltd. Co., (China), Class H (e)	112

		5,101

	Electronic Equipment, Instruments & Components — 0.5%
32	AAC Technologies Holdings, Inc., (China)	566
11	Amphenol Corp., Class A	1,006
8	Arrow Electronics, Inc. (a)	643
69	Compeq Manufacturing Co. Ltd., (Taiwan)	88
33	Corning, Inc.	1,053
72	FLEXium Interconnect, Inc., (Taiwan) (a)	257
60	General Interface Solution Holding Ltd., (Taiwan)	398
117	Hitachi Ltd., (Japan)	908
5	Jenoptik AG, (Germany)	168
2	Keyence Corp., (Japan)	1,173
29	Kingboard Chemical Holdings Ltd., (Hong Kong)	156
97	Kingboard Laminates Holdings Ltd., (Hong Kong)	151
2	Largan Precision Co. Ltd., (Taiwan)	269

SHARES	SECURITY DESCRIPTION	VALUE($)

	Electronic Equipment, Instruments & Components — continued
69	Merry Electronics Co. Ltd., (Taiwan)	448
3	SFA Engineering Corp., (South Korea) (a)	107
4	TE Connectivity Ltd.	372
18	Venture Corp. Ltd., (Singapore)	267
16	Yageo Corp., (Taiwan) (a)	189

		8,219

	Internet Software & Services — 2.3%
7	Alibaba Group Holding Ltd., (China), ADR (a)	1,268
8	Alphabet, Inc., Class A (a)	8,082
12	Alphabet, Inc., Class C (a)	12,047
3	Baidu, Inc., (China), ADR (a)	633
17	carsales.com Ltd., (Australia)	186
22	Cision Ltd. (a)	266
2	eBay, Inc. (a)	92
51	Facebook, Inc., Class A (a)	8,946
22	GoDaddy, Inc., Class A (a)	1,081
7	GrubHub, Inc. (a)	504
7	Instructure, Inc. (a)	226
3	NetEase, Inc., (China), ADR	870
10	Q2 Holdings, Inc. (a)	384
54	Tencent Holdings Ltd., (China)	2,795
1	VeriSign, Inc. (a)	69
2	Yirendai Ltd., (China), ADR	103
3	YY, Inc., (China), ADR (a)	329

		37,881

	IT Services — 1.8%
24	Accenture plc, Class A	3,696
3	Alliance Data Systems Corp.	790
7	Amadeus IT Group SA, (Spain)	472
5	Atos SE, (France)	708
1	Automatic Data Processing, Inc.	135
10	Capgemini SE, (France)	1,173
9	Cognizant Technology Solutions Corp., Class A	604
32	Computershare Ltd., (Australia)	403
7	CoreLogic, Inc. (a)	301
3	CSRA, Inc.	79
4	DXC Technology Co.	337
5	Fidelity National Information Services, Inc.	489
15	Global Payments, Inc.	1,484
38	HCL Technologies Ltd., (India)	525
22	International Business Machines Corp.	3,354
18	Mastercard, Inc., Class A	2,750
8	Nomura Research Institute Ltd., (Japan)	381
6	Otsuka Corp., (Japan)	444

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN FUNDS	DECEMBER 31, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	IT Services — continued
27	PayPal Holdings, Inc. (a)	2,016
1	Sopra Steria Group, (France)	179
12	Square, Inc., Class A (a)	415
1	Total System Services, Inc.	42
19	Vantiv, Inc., Class A (a)	1,379
74	Visa, Inc., Class A	8,385
3	Western Union Co. (The)	64
1	WEX, Inc. (a)	71

		30,676

	Semiconductors & Semiconductor Equipment — 2.2%
39	Analog Devices, Inc.	3,502
22	Applied Materials, Inc.	1,140
11	ASML Holding NV, (Netherlands)	1,904
11	Broadcom Ltd.	2,889
6	Cabot Microelectronics Corp.	576
14	Cavium, Inc. (a)	1,134
6	Dialog Semiconductor plc, (United Kingdom) (a)	196
38	Infineon Technologies AG, (Germany)	1,033
15	Intel Corp.	684
3	KLA-Tencor Corp.	311
5	Lam Research Corp.	912
175	Macronix International, (Taiwan) (a)	259
11	Maxim Integrated Products, Inc.	567
33	Microchip Technology, Inc.	2,887
5	Micron Technology, Inc. (a)	204
24	NVIDIA Corp.	4,584
11	Phison Electronics Corp., (Taiwan)	107
1	Qorvo, Inc. (a)	43
17	QUALCOMM, Inc.	1,082
21	Renesas Electronics Corp., (Japan) (a)	244
4	SCREEN Holdings Co. Ltd., (Japan)	358
7	SK Hynix, Inc., (South Korea)	503
2	Skyworks Solutions, Inc.	220
77	Taiwan Semiconductor Manufacturing Co. Ltd., (Taiwan), ADR	3,059
60	Texas Instruments, Inc.	6,314
8	Tokyo Electron Ltd., (Japan)	1,353
1	Ulvac, Inc., (Japan)	82
174	Winbond Electronics Corp., (Taiwan)	136
1	Xilinx, Inc.	88

		36,371

	Software — 2.1%
14	Adobe Systems, Inc. (a)	2,483
6	Aspen Technology, Inc. (a)	400

SHARES		SECURITY DESCRIPTION	VALUE($)

		Software — continued
4		Blackbaud, Inc.	369
—	(h)	CA, Inc.	10
2		Cadence Design Systems, Inc. (a)	89
17		Electronic Arts, Inc. (a)	1,792
13		Guidewire Software, Inc. (a)	961
234		IGG, Inc., (Singapore)	251
1		Imperva, Inc. (a)	49
—	(h)	Intuit, Inc.	66
8		Manhattan Associates, Inc. (a)	372
7		Micro Focus International plc, (United Kingdom), ADR (a)	227
186		Microsoft Corp.	15,910
2		MicroStrategy, Inc., Class A (a)	203
1		NCSoft Corp., (South Korea) (a)	395
29		Oracle Corp.	1,387
20		Playtech plc, (United Kingdom)	227
8		Red Hat, Inc. (a)	951
7		SailPoint Technologies Holding, Inc. (a)	103
15		salesforce.com, Inc. (a)	1,541
25		SAP SE, (Germany)	2,758
8		ServiceNow, Inc. (a)	1,040
18		Splunk, Inc. (a)	1,490
9		Symantec Corp.	239
5		Tableau Software, Inc., Class A (a)	347
7		Take-Two Interactive Software, Inc. (a)	766
2		Tyler Technologies, Inc. (a)	342
6		Workday, Inc., Class A (a)	597

			35,365

		Technology Hardware, Storage & Peripherals — 1.6%
115		Apple, Inc.	19,460
16		Brother Industries Ltd., (Japan)	386
33		Catcher Technology Co. Ltd., (Taiwan)	362
11		FUJIFILM Holdings Corp., (Japan)	445
34		Hewlett Packard Enterprise Co.	484
16		HP, Inc.	339
2		NetApp, Inc.	124
2		Samsung Electronics Co. Ltd., (South Korea)	4,982
—	(h)	Seagate Technology plc	11
1		Western Digital Corp.	77
3		Xerox Corp.	82

			26,752

		Total Information Technology	180,365

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN FUNDS	15

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (Unaudited) (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
		Materials — 2.8%
		Chemicals — 1.0%
7		AdvanSix, Inc. (a)	301
9		Air Liquide SA, (France)	1,182
8		Akzo Nobel NV, (Netherlands)	734
1		Albemarle Corp.	176
3		Arkema SA, (France)	353
1		BASF SE, (Germany)	133
2		Braskem SA (Preference), (Brazil), Class A	25
2		Celanese Corp., Series A	166
5		CF Industries Holdings, Inc.	192
4		Chr Hansen Holding A/S, (Denmark)	362
9		Covestro AG, (Germany), Reg. S, (e)	882
16		DowDuPont, Inc.	1,115
6		Eastman Chemical Co.	571
1		FMC Corp.	105
12		GCP Applied Technologies, Inc. (a)	383
3		Hyosung Corp., (South Korea) (a)	382
20		Kuraray Co. Ltd., (Japan)	373
1		LG Chem Ltd., (South Korea)	329
8		Linde AG, (Germany) (a)	1,904
3		LyondellBasell Industries NV, Class A	383
35		Mitsubishi Chemical Holdings Corp., (Japan)	380
14		Mitsui Chemicals, Inc., (Japan)	439
1		Monsanto Co.	128
—	(h)	Mosaic Co. (The)	8
7		Nitto Denko Corp., (Japan)	584
233		Petkim Petrokimya Holding A/S, (Turkey)	476
1		PPG Industries, Inc.	63
18		PQ Group Holdings, Inc. (a)	292
112		PTT Global Chemical PCL, (Thailand)	292
2		Quaker Chemical Corp.	365
—	(h)	Sherwin-Williams Co. (The)	75
10		Shin-Etsu Chemical Co. Ltd., (Japan)	1,034
—	(h)	Sika AG, (Switzerland)	817
1		Solvay SA, (Belgium)	77
13		Sumitomo Bakelite Co. Ltd., (Japan)	109
55		Sumitomo Chemical Co. Ltd., (Japan)	394
59		Toray Industries, Inc., (Japan)	559
16		Valvoline, Inc.	402

			16,545

		Construction Materials — 0.4%
69		Anhui Conch Cement Co. Ltd., (China), Class H	322
21		CSR Ltd., (Australia)	76
13		Eagle Materials, Inc.	1,509
2		HeidelbergCement AG, (Germany)	224

SHARES	SECURITY DESCRIPTION	VALUE($)

	Construction Materials — continued
26	Ibstock plc, (United Kingdom), Reg. S, (e)	94
8	Imerys SA, (France)	741
30	LafargeHolcim Ltd. (Registered), (Switzerland) (a)	1,713
4	Martin Marietta Materials, Inc.	907
7	Taiheiyo Cement Corp., (Japan)	280
5	Vulcan Materials Co.	677

		6,543

	Containers & Packaging — 0.3%
10	AptarGroup, Inc.	829
1	Avery Dennison Corp.	126
32	Ball Corp.	1,226
7	Crown Holdings, Inc. (a)	389
33	Graphic Packaging Holding Co.	511
1	International Paper Co.	43
2	Owens-Illinois, Inc. (a)	45
1	Sealed Air Corp.	70
38	WestRock Co.	2,408

		5,647

	Metals & Mining — 1.0%
3	Alcoa Corp. (a)	160
301	Alrosa PJSC, (Russia)	392
48	ArcelorMittal, (Luxembourg) (a)	1,551
6	Aurubis AG, (Germany)	549
82	BHP Billiton Ltd., (Australia), Zero Coupon,	1,888
15	BlueScope Steel Ltd., (Australia)	173
88	Eregli Demir ve Celik Fabrikalari TAS, (Turkey)	231
25	Evraz plc, (Russia)	113
59	Fortescue Metals Group Ltd., (Australia)	221
17	Freeport-McMoRan, Inc. (a)	331
239	Glencore plc, (Switzerland) (a)	1,249
117	Hoa Phat Group JSC, (Vietnam) (a)	242
4	Jastrzebska Spolka Weglowa SA, (Poland) (a)	105
8	KGHM Polska Miedz SA, (Poland)	256
7	Kumba Iron Ore Ltd., (South Africa)	206
14	Magnitogorsk Iron & Steel Works PJSC, (Russia), Reg. S, GDR	133
105	Metalurgica Gerdau SA (Preference), (Brazil)	183
34	MMC Norilsk Nickel PJSC, (Russia), ADR	627
2	Newmont Mining Corp.	75
28	Nippon Light Metal Holdings Co. Ltd., (Japan)	80
23	Norsk Hydro ASA, (Norway)	175
43	Outokumpu OYJ, (Finland)	400
2	POSCO, (South Korea)	547
47	Regis Resources Ltd., (Australia)	157

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN FUNDS	DECEMBER 31, 2017

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
		Metals & Mining — continued
33		Rio Tinto Ltd., (United Kingdom), Zero Coupon,	1,936
35		Rio Tinto plc, (United Kingdom)	1,852
15		Severstal PJSC, (Russia), Reg. S, GDR	228
258		South32 Ltd., (Australia)	699
176		United Co. RUSAL plc, (Russia)	123
86		Vale SA, (Brazil), ADR (a)	1,056
64		Vedanta Ltd., (India)	327

			16,265

		Paper & Forest Products — 0.1%
13		Fibria Celulose SA, (Brazil)	183
15		KapStone Paper and Packaging Corp.	338
142		Lee & Man Paper Manufacturing Ltd., (Hong Kong)	167
25		Mondi plc, (South Africa)	652
89		Nine Dragons Paper Holdings Ltd., (Hong Kong)	142
12		UPM-Kymmene OYJ, (Finland)	365

			1,847

		Total Materials	46,847

		Real Estate — 3.7%
		Equity Real Estate Investment Trusts (REITs) — 3.3%
15		Acadia Realty Trust	421
—	(h)	Alexandria Real Estate Equities, Inc.	23
28		American Homes 4 Rent, Class A	608
2		American Tower Corp.	293
1		Apartment Investment & Management Co., Class A	24
18		AvalonBay Communities, Inc.	3,179
9		Boston Properties, Inc.	1,141
60		Brandywine Realty Trust	1,088
66		Brixmor Property Group, Inc.	1,227
3		CoreSite Realty Corp.	342
29		Corporate Office Properties Trust	844
1		Crown Castle International Corp.	104
14		CyrusOne, Inc.	816
52		Dexus, (Australia)	397
12		Digital Realty Trust, Inc.	1,418
1		Duke Realty Corp.	31
11		EastGroup Properties, Inc.	968
6		Equinix, Inc.	2,907
16		Equity LifeStyle Properties, Inc.	1,389
37		Equity Residential	2,372
5		Essex Property Trust, Inc.	1,216
2		Extra Space Storage, Inc.	132

SHARES		SECURITY DESCRIPTION	VALUE($)

		Equity Real Estate Investment Trusts (REITs) — continued
12		Federal Realty Investment Trust	1,608
2		GGP, Inc.	46
84		Goodman Group, (Australia)	552
32		Gramercy Property Trust	861
63		HCP, Inc.	1,643
33		Healthcare Trust of America, Inc., Class A	988
18		Highwoods Properties, Inc.	932
2		Host Hotels & Resorts, Inc.	38
44		Invitation Homes, Inc.	1,025
26		Iron Mountain, Inc.	998
10		JBG SMITH Properties	354
35		Kimco Realty Corp.	644
8		LaSalle Hotel Properties	227
17		Liberty Property Trust	731
7		Life Storage, Inc.	641
—	(h)	Macerich Co. (The)	25
21		MGM Growth Properties LLC, Class A	624
9		Mid-America Apartment Communities, Inc.	931
11		National Health Investors, Inc.	844
13		National Retail Properties, Inc.	577
1		Omega Healthcare Investors, Inc.	25
41		Outfront Media, Inc.	951
30		Park Hotels & Resorts, Inc.	858
11		Pebblebrook Hotel Trust	420
50		Prologis, Inc.	3,227
15		Public Storage	3,044
3		QTS Realty Trust, Inc., Class A	135
25		Rayonier, Inc.	784
11		Realty Income Corp.	613
14		Regency Centers Corp.	973
3		Rexford Industrial Realty, Inc.	90
69		RLJ Lodging Trust	1,523
2		SBA Communications Corp. (a)	362
17		Simon Property Group, Inc.	2,891
—	(h)	SL Green Realty Corp.	30
44		Sunstone Hotel Investors, Inc.	732
1		UDR, Inc.	31
1		Ventas, Inc.	71
66		VEREIT, Inc.	516
9		Vornado Realty Trust	710
1		Welltower, Inc.	75
27		Weyerhaeuser Co.	968
10		Williams Scotsman Corp., Class A (a)	130
12		Xenia Hotels & Resorts, Inc.	255

			54,643

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN FUNDS	17

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Real Estate Management & Development — 0.4%
9	Aeon Mall Co. Ltd., (Japan)	170
53	CBRE Group, Inc., Class A (a)	2,303
196	China Overseas Land & Investment Ltd., (China)	629
195	CK Asset Holdings Ltd., (Hong Kong)	1,700
12	Fabege AB, (Sweden)	249
7	Hemfosa Fastigheter AB, (Sweden)	91
7	HFF, Inc., Class A	346
10	Kennedy-Wilson Holdings, Inc.	175
30	Mitsui Fudosan Co. Ltd., (Japan)	669
5	Open House Co. Ltd., (Japan)	264
9	Realogy Holdings Corp.	238
10	Savills plc, (United Kingdom)	135
4	St Joe Co. (The) (a)	74
40	Wharf Holdings Ltd. (The), (Hong Kong)	138
40	Wharf Real Estate Investment Co. Ltd., (Hong Kong) (a)	266

		7,447

	Total Real Estate	62,090

	Telecommunication Services — 0.9%
	Diversified Telecommunication Services — 0.5%
30	AT&T, Inc.	1,158
34	Deutsche Telekom AG (Registered), (Germany)	593
24	Nippon Telegraph & Telephone Corp., (Japan)	1,114
71	Orange SA, (France)	1,234
11	Proximus SADP, (Belgium)	349
3	Sunrise Communications Group AG, (Switzerland) (a) (e)	231
376	Telecom Italia SpA, (Italy) (a)	324
34	Telefonica SA, (Spain)	334
33	Telenor ASA, (Norway)	717
49	Verizon Communications, Inc.	2,612

		8,666

	Wireless Telecommunication Services — 0.4%
65	KDDI Corp., (Japan)	1,622
37	Mobile TeleSystems PJSC, (Russia), ADR	379
22	NTT DOCOMO, Inc., (Japan)	511
1	SoftBank Group Corp., (Japan)	55
19	T-Mobile US, Inc. (a)	1,176
110	Turkcell Iletisim Hizmetleri A/S, (Turkey)	448
873	Vodafone Group plc, (United Kingdom)	2,760

		6,951

	Total Telecommunication Services	15,617

SHARES	SECURITY DESCRIPTION	VALUE($)

	Utilities — 1.3%
	Electric Utilities — 1.0%
19	American Electric Power Co., Inc.	1,371
8	Duke Energy Corp.	650
13	Edison International	797
315	Enel SpA, (Italy)	1,937
3	Entergy Corp.	228
9	Eversource Energy	590
15	Exelon Corp.	589
3	FirstEnergy Corp.	77
113	Iberdrola SA, (Spain)	875
28	Kansai Electric Power Co., Inc. (The), (Japan)	341
12	Korea Electric Power Corp., (South Korea)	428
15	Kyushu Electric Power Co., Inc., (Japan)	157
25	NextEra Energy, Inc.	3,876
16	PG&E Corp.	717
11	Portland General Electric Co.	504
3	PPL Corp.	94
8,306	RusHydro PJSC, (Russia)	105
18	Transmissora Alianca de Energia Eletrica SA, (Brazil)	116
60	Xcel Energy, Inc.	2,896

		16,348

	Gas Utilities — 0.0% (g)
9	Tokyo Gas Co. Ltd., (Japan)	210

	Independent Power and Renewable Electricity Producers — 0.1%
2	AES Corp.	19
413	China Power International Development Ltd., (China)	108
80	China Resources Power Holdings Co. Ltd., (China)	149
5	Electric Power Development Co. Ltd., (Japan)	140
276	Huadian Power International Corp. Ltd., (China), Class H	100
244	Huaneng Power International, Inc., (China), Class H	153
7	NRG Energy, Inc.	208
15	Uniper SE, (Germany)	482

		1,359

	Multi-Utilities — 0.2%
1	Ameren Corp.	84
4	CenterPoint Energy, Inc.	105
21	CMS Energy Corp.	984
1	DTE Energy Co.	102
16	Innogy SE, (Germany), Reg. S, (e)	642

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN FUNDS	DECEMBER 31, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Multi-Utilities — continued
4	NiSource, Inc.	110
1	NorthWestern Corp.	55
1	Public Service Enterprise Group, Inc.	33
6	RWE AG, (Germany) (a)	124
2	SCANA Corp.	77
4	Sempra Energy	383
1	WEC Energy Group, Inc.	77

		2,776

	Water Utilities — 0.0% (g)
1	American Water Works Co., Inc.	51
6	Cia de Saneamento de Minas Gerais-COPASA, (Brazil)	80
18	Cia de Saneamento do Parana (Preference), (Brazil)	62
7	Evoqua Water Technologies Corp. (a)	167

		360

	Total Utilities	21,053

	Total Common Stocks (Cost $731,735)	950,895

PRINCIPAL AMOUNT($)
Asset-Backed Securities — 2.5%
	ACE Securities Corp. Home Equity Loan Trust,
180	Series 2004-HE3, Class M3, 2.63%, 11/25/2034 (z) (bb)	182
550	Series 2004-OP1, Class M3, 3.43%, 04/25/2034 (z)	526
250	Series 2005-HE6, Class M1, 2.02%, 10/25/2035 (z) (bb)	248
	Air Canada Pass-Through Trust, (Canada),
28	Series 2013-1, Class A, 4.13%, 05/15/2025 (e)	30
78	Series 2015-1, Class A, 3.60%, 03/15/2027 (e)	79
192	Series 2017-1, Class AA, 3.30%, 01/15/2030 (e)	191
	Ally Auto Receivables Trust,
43	Series 2015-1, Class A3, 1.39%, 09/16/2019	43
266	Series 2017-2, Class A3, 1.78%, 08/16/2021	265
201	Series 2017-3, Class A3, 1.74%, 09/15/2021	200
	American Airlines Pass-Through Trust,
12	Series 2011-1, Class A, 5.25%, 01/31/2021	13
146	Series 2013-2, Class A, 4.95%, 01/15/2023	155
50	Series 2017-1, Class AA, 3.65%, 02/15/2029	51
125	Series 2017-2, Class AA, 3.35%, 10/15/2029	126

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

81	American Credit Acceptance Receivables Trust, Series 2017-3, Class A, 1.82%, 03/10/2020 (e)	81
240	American Express Credit Account Master Trust, Series 2017-1, Class A, 1.93%, 09/15/2022	239
49	AmeriCredit Automobile Receivables, Series 2015-4, Class A3, 1.70%, 07/08/2020	49
	AmeriCredit Automobile Receivables Trust,
59	Series 2017-1, Class A3, 1.87%, 08/18/2021	59
72	Series 2017-2, Class A3, 1.98%, 12/20/2021	72
91	Series 2017-3, Class A3, 1.90%, 03/18/2022	90
117	Series 2017-4, Class A3, 2.04%, 07/18/2022	116
	Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates,
334	Series 2002-2, Class M3, 4.21%, 08/25/2032 (z) (bb)	331
403	Series 2003-9, Class M2, 4.18%, 09/25/2033 (z) (bb)	389
368	Series 2003-10, Class M1, 2.60%, 12/25/2033 (z) (bb)	364
347	Series 2003-10, Class M2, 4.10%, 12/25/2033 (z) (bb)	340
338	Series 2004-R1, Class M1, 2.35%, 02/25/2034 (z) (bb)	339
41	Series 2004-R1, Class M6, 3.62%, 02/25/2034 (z) (bb)	41
	Argent Securities, Inc. Asset-Backed Pass-Through Certificates,
531	Series 2004-W1, Class M3, 3.73%, 03/25/2034 (z) (bb)	523
99	Series 2004-W3, Class A3, 2.37%, 02/25/2034 (z) (bb)	95
45	Series 2004-W3, Class M3, 4.00%, 02/25/2034 (z) (bb)	43
657	Series 2004-W6, Class M4, 4.40%, 05/25/2034 (z) (bb)	658
332	Series 2004-W7, Class M9, 5.63%, 05/25/2034 (e) (z) (bb)	285
73	Ascentium Equipment Receivables Trust, Series 2017-1A, Class A3, 2.29%, 06/10/2021 (e)	73
516	Asset-Backed Securities Corp. Home Equity Loan Trust, Series 2004-HE1, Class M1, 2.53%, 01/15/2034 (z) (bb)	515
76	AXIS Equipment Finance Receivables IV LLC, Series 2016-1A, Class A, 2.21%, 11/20/2021 (e)	76
300	BA Credit Card Trust, Series 2015-A2, Class A, 1.36%, 09/15/2020	300
380	Bear Stearns Asset-Backed Securities Trust, Series 2004-2, Class M1, 2.53%, 08/25/2034 (z) (bb)	368

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN FUNDS	19

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Asset-Backed Securities — continued
	BMW Vehicle Lease Trust,
7	Series 2015-2, Class A3, 1.40%, 09/20/2018	6
185	Series 2017-1, Class A3, 1.98%, 05/20/2020	185
95	Series 2017-2, Class A3, 2.07%, 10/20/2020	95
62	Cabela’s Credit Card Master Note Trust, Series 2015-2, Class A1, 2.25%, 07/17/2023	62
67	Capital Auto Receivables Asset Trust, Series 2015-2, Class A3, 1.73%, 09/20/2019	67
	CarMax Auto Owner Trust,
53	Series 2015-2, Class A3, 1.37%, 03/16/2020	53
249	Series 2017-1, Class A3, 1.98%, 11/15/2021	248
124	Series 2017-3, Class A3, 1.97%, 04/15/2022	123
91	Series 2017-4, Class A3, 2.11%, 10/17/2022	91
	CDC Mortgage Capital Trust,
305	Series 2003-HE1, Class M1, 2.90%, 08/25/2033 (z)	304
5	Series 2003-HE3, Class M2, 4.18%, 11/25/2033 (z) (bb)	5
366	Chase Funding Loan Acquisition Trust, Series 2004-OPT1, Class M2, 3.05%, 06/25/2034 (z) (bb)	363
220	CHEC Loan Trust, Series 2004-2, Class M3, 2.80%, 04/25/2034 (z) (bb)	210
	Citibank Credit Card Issuance Trust,
200	Series 2014-A8, Class A8, 1.73%, 04/09/2020	200
250	Series 2016-A1, Class A1, 1.75%, 11/19/2021	248
	CNH Equipment Trust,
240	Series 2017-A, Class A3, 2.07%, 05/16/2022	239
113	Series 2017-B, Class A3, 1.86%, 09/15/2022	112
150	Series 2017-C, Class A3, 2.08%, 02/15/2023	150
111	Consumer Loan Underlying Bond Credit Trust, Series 2017-NP2, Class A, 2.55%, 01/16/2024 (e)	111
72	Continental Airlines Pass-Through Trust, Series 2007-1, Class A, 5.98%, 04/19/2022	78
	Countrywide Asset-Backed Certificates,
101	Series 2003-BC6, Class M2, 3.28%, 10/25/2033 (z) (bb)	100
45	Series 2004-BC1, Class M3, 3.65%, 10/25/2033 (z) (bb)	40
384	Series 2004-SD2, Class M1, 2.17%, 06/25/2033 (e) (z) (bb)	381

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

750	Series 2005-12, Class M2, 2.04%, 02/25/2036 (z) (bb)	749
	CPS Auto Receivables Trust,
35	Series 2015-B, Class A, 1.65%, 11/15/2019 (e)	36
19	Series 2016-B, Class A, 2.07%, 11/15/2019 (e)	19
26	Credit Suisse First Boston Mortgage Securities Corp., Series 2002-HE4, Class AF, SUB, 5.51%, 08/25/2032 (bb)	27
	Credit-Based Asset Servicing & Securitization LLC,
226	Series 2003-CB5, Class M2, 3.80%, 11/25/2033 (z) (bb)	218
687	Series 2004-CB4, Class A5, SUB, 6.78%, 05/25/2035	683
275	Series 2004-CB6, Class M3, 3.43%, 07/25/2035 (z) (bb)	268
43	CVS Pass-Through Trust, 6.94%, 01/10/2030	51
	CWABS, Inc. Asset-Backed Certificates,
237	Series 2003-5, Class MF2, 5.25%, 11/25/2033 (z) (bb)	236
274	Series 2003-BC1, Class A1, 2.35%, 03/25/2033 (z) (bb)	270
	CWABS, Inc. Asset-Backed Certificates Trust,
386	Series 2004-5, Class M3, 3.28%, 07/25/2034 (z) (bb)	384
323	Series 2004-6, Class M2, 2.53%, 10/25/2034 (z) (bb)	319
100	Dell Equipment Finance Trust, Series 2017-1, Class A3, 2.14%, 04/22/2022 (e)	100
	Delta Air Lines Pass-Through Trust,
73	Series 2007-1, Class A, 6.82%, 08/10/2022	83
7	Series 2010-2, Class A, 4.95%, 05/23/2019	7
8	Series 2011-1, Class A, 5.30%, 04/15/2019	8
250	Discover Card Execution Note Trust, Series 2015-A3, Class A, 1.45%, 03/15/2021	249
	Drive Auto Receivables Trust,
142	Series 2017-3, Class B, 2.30%, 05/17/2021	142
33	Series 2017-BA, Class B, 2.20%, 05/15/2020 (e)	33
	DT Auto Owner Trust,
152	Series 2017-2A, Class B, 2.44%, 02/15/2021 (e)	152
61	Series 2017-3A, Class B, 2.40%, 05/17/2021 (e)	61
60	Duke Energy Carolinas LLC, 3.88%, 03/15/2046	63
988	Equity One Mortgage Pass-Through Trust, Series 2003-1, Class M1, 4.86%, 08/25/2033 (z) (bb)	989

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN FUNDS	DECEMBER 31, 2017

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Asset-Backed Securities — continued
82	Fifth Third Auto Trust, Series 2015-1, Class A3, 1.42%, 03/16/2020	82
187	First Franklin Mortgage Loan Trust, Series 2006-FF8, Class IIA3, 1.70%, 07/25/2036 (z) (bb)	186
107	First Investors Auto Owner Trust, Series 2017-2A, Class A2, 2.27%, 07/15/2022 (e)	107
	Flagship Credit Auto Trust,
10	Series 2015-1, Class A, 1.63%, 06/15/2020 (e)	10
23	Series 2016-2, Class A1, 2.28%, 05/15/2020 (e)	23
80	Series 2017-2, Class B, 2.57%, 04/15/2023 (e)	80
107	Series 2017-3, Class A, 1.88%, 10/15/2021 (e)	106
	Ford Credit Auto Lease Trust,
213	Series 2017-A, Class A3, 1.88%, 04/15/2020	212
92	Series 2017-B, Class A3, 2.03%, 12/15/2020	92
	Ford Credit Auto Owner Trust,
18	Series 2015-A, Class A3, 1.28%, 09/15/2019	18
51	Series 2015-B, Class A3, 1.16%, 11/15/2019	51
92	Series 2015-C, Class A3, 1.41%, 02/15/2020	92
151	Series 2017-A, Class A3, 1.67%, 06/15/2021	150
	Fremont Home Loan Trust,
52	Series 2003-B, Class M2, 3.98%, 12/25/2033 (z) (bb)	51
1,021	Series 2004-A, Class M1, 2.38%, 01/25/2034 (z) (bb)	1,010
	GLS Auto Receivables Trust,
13	Series 2015-1A, Class A, 2.25%, 12/15/2020 (e)	13
218	Series 2016-1A, Class A, 2.73%, 10/15/2020 (e)	218
	GM Financial Automobile Leasing Trust,
37	Series 2015-3, Class A3, 1.69%, 03/20/2019	37
178	Series 2017-1, Class A3, 2.06%, 05/20/2020	178
40	Series 2017-3, Class A3, 2.01%, 11/20/2020	40
126	GM Financial Consumer Automobile Trust, Series 2017-1A, Class A3, 1.78%, 10/18/2021 (e)	125

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

527	GSAMP Trust, Series 2004-NC2, Class B2, 4.93%, 10/25/2034 (e) (z) (bb)	424
49	Harley-Davidson Motorcycle Trust, Series 2015-2, Class A3, 1.30%, 03/16/2020	49
205	Hero Funding, (Cayman Islands), Series 2017-3A, Class A2, 3.95%, 09/20/2048 (e)	211
	Home Equity Asset Trust,
361	Series 2002-1, Class M2, 3.45%, 11/25/2032 (z) (bb)	343
458	Series 2004-3, Class M1, 2.41%, 08/25/2034 (z) (bb)	453
91	Series 2004-6, Class M2, 2.45%, 12/25/2034 (z) (bb)	89
215	Series 2007-2, Class 2A2, 1.74%, 07/25/2037 (z) (bb)	215
264	Home Equity Mortgage Loan Asset-Backed Trust, Series 2004-B, Class M3, 2.75%, 11/25/2034 (z) (bb)	262
	Honda Auto Receivables Owner Trust,
196	Series 2016-3, Class A3, 1.16%, 05/18/2020	195
60	Series 2017-3, Class A3, 1.79%, 09/20/2021	59
	Hyundai Auto Receivables Trust,
77	Series 2015-C, Class A3, 1.46%, 02/18/2020	77
169	Series 2017-A, Class A3, 1.76%, 08/16/2021	168
200	Series 2017-B, Class A3, 1.77%, 01/18/2022	198
	John Deere Owner Trust,
54	Series 2015-B, Class A3, 1.44%, 10/15/2019	54
71	Series 2017-B, Class A3, 1.82%, 10/15/2021	71
	Long Beach Mortgage Loan Trust,
448	Series 2001-2, Class M1, 2.11%, 07/25/2031 (z) (bb)	448
96	Series 2003-4, Class M2, 4.18%, 08/25/2033 (z)	97
68	Mastr Asset-Backed Securities Trust, Series 2004-OPT1, Class M2, 3.20%, 02/25/2034 (z) (bb)	66
	Merrill Lynch Mortgage Investors Trust,
587	Series 2002-NC1, Class M1, 2.60%, 05/25/2033 (z) (bb)	570
82	Series 2003-OPT1, Class M1, 2.53%, 07/25/2034 (z) (bb)	81

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN FUNDS	21

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Asset-Backed Securities — continued
623	Series 2004-HE1, Class M2, 3.80%, 04/25/2035 (z) (bb)	613
369	Series 2005-FM1, Class M1, 2.03%, 05/25/2036 (z)	362
546	Series 2005-NC1, Class M2, 2.63%, 10/25/2035 (z) (bb)	536
	Morgan Stanley ABS Capital I, Inc. Trust,
180	Series 2004-NC2, Class M2, 3.35%, 12/25/2033 (z) (bb)	168
352	Series 2005-HE1, Class M3, 2.33%, 12/25/2034 (z) (bb)	325
205	Series 2005-HE1, Class M4, 2.63%, 12/25/2034 (z) (bb)	193
	Morgan Stanley Dean Witter Capital I, Inc. Trust,
345	Series 2002-AM3, Class A3, 2.53%, 02/25/2033 (z) (bb)	338
165	Series 2002-AM3, Class M1, 2.98%, 02/25/2033 (z) (bb)	164
	New Century Home Equity Loan Trust,
267	Series 2003-5, Class M1, SUB, 5.12%, 11/25/2033	266
466	Series 2003-6, Class M1, 2.63%, 01/25/2034 (z) (bb)	476
640	Series 2004-4, Class M1, 2.32%, 02/25/2035 (z) (bb)	635
250	Series 2005-1, Class M1, 2.23%, 03/25/2035 (z) (bb)	250
141	NextGear Floorplan Master Owner Trust, Series 2017-1A, Class A2, 2.54%, 04/18/2022 (e)	141
	Nissan Auto Lease Trust,
126	Series 2017-A, Class A3, 1.91%, 04/15/2020	125
114	Series 2017-B, Class A3, 2.05%, 09/15/2020	114
	Nissan Auto Receivables Owner Trust,
47	Series 2015-C, Class A3, 1.37%, 05/15/2020	46
139	Series 2017-C, Class A3, 2.12%, 04/18/2022	139
32	Northwest Airlines Pass-Through Trust, Series 2007-1, Class A, 7.03%, 11/01/2019	35
	NovaStar Mortgage Funding Trust,
383	Series 2003-2, Class M2, 4.33%, 09/25/2033 (z) (bb)	380
204	Series 2003-3, Class M1, 2.68%, 12/25/2033 (z) (bb)	205
98	OneMain Financial Issuance Trust, Series 2015-2A, Class A, 2.57%, 07/18/2025 (e)	97

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)

		Option One Mortgage Acceptance Corp. Asset-Backed Certificates,
652		Series 2003-4, Class M1, 2.57%, 07/25/2033 (z) (bb)	643
398		Series 2003-5, Class A3, 2.45%, 08/25/2033 (z) (bb)	389
762		Option One Mortgage Loan Trust, Series 2004-2, Class M2, 3.13%, 05/25/2034 (z) (bb)	735
500		Park Place Securities, Inc. Asset-Backed Pass-Through Certificates, Series 2005-WCH1, Class M4, 2.80%, 01/25/2036 (z) (bb)	510
777		Pretium Mortgage Credit Partners I LLC, Series 2017-NPL5, Class A1, 3.33%, 12/30/2032 (e) (z)	774
		Prosper Marketplace Issuance Trust,
60		Series 2017-1A, Class A, 2.56%, 06/15/2023 (e)	60
73		Series 2017-2A, Class A, 2.41%, 09/15/2023 (e)	73
500		RAMP Trust, Series 2005-RS6, Class M4, 2.53%, 06/25/2035 (z) (bb)	500
		RASC Trust,
—	(h)	Series 2001-KS3, Class AII, 2.01%, 09/25/2031 (z) (bb)	—	(h)
670		Series 2005-EMX1, Class M1, 2.20%, 03/25/2035 (z) (bb)	672
		Renaissance Home Equity Loan Trust,
570		Series 2003-2, Class A, 2.21%, 08/25/2033 (z) (bb)	556
1,462		Series 2003-2, Class M1, 2.57%, 08/25/2033 (z) (bb)	1,461
200		Santander Drive Auto Receivables Trust, Series 2017-2, Class A3, 1.87%, 12/15/2020	200
		Saxon Asset Securities Trust,
89		Series 2000-2, Class MF2, 8.05%, 07/25/2030 (z) (bb)	75
10		Series 2003-1, Class AF6, SUB, 4.75%, 06/25/2033(bb)	10
225		Series 2003-2, Class M2, 3.95%, 06/25/2033 (z) (bb)	213
509		Series 2003-3, Class M1, 2.30%, 12/25/2033 (z) (bb)	491
529		Series 2004-2, Class MV2, 3.13%, 08/25/2035 (z) (bb)	530
51		SoFi Consumer Loan Program LLC, Series 2016-2, Class A, 3.09%, 10/27/2025 (e)	52

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN FUNDS	DECEMBER 31, 2017

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Asset-Backed Securities — continued
68	SoFi Professional Loan Program LLC, Series 2017-B, Class A1FX, 1.83%, 05/25/2040 (e)	68
384	Specialty Underwriting & Residential Finance Trust, Series 2003-BC4, Class M1, 2.45%, 11/25/2034 (z) (bb)	368
61	Spirit Airlines Pass-Through Trust, Series 2017-1, 3.38%, 02/15/2030	61
413	Stanwich Mortgage Loan Co. LLC, Series 2017-NPA1, Class A1, SUB, 3.60%, 03/16/2022 (e) (bb)	415
	Structured Asset Investment Loan Trust,
98	Series 2003-BC3, Class M1, 2.98%, 04/25/2033 (z) (bb)	98
321	Series 2003-BC11, Class M1, 2.53%, 10/25/2033 (z) (bb)	320
104	Series 2004-6, Class M2, 3.50%, 07/25/2034 (z) (bb)	103
59	Series 2004-7, Class M1, 2.60%, 08/25/2034 (z) (bb)	56
307	Series 2004-7, Class M2, 2.68%, 08/25/2034 (z) (bb)	292
294	Series 2004-8, Class M2, 2.48%, 09/25/2034 (z) (bb)	294
137	Structured Asset Securities Corp. Trust, Series 2005-SC1, Class 1A1, 1.82%, 05/25/2031 (e) (z) (bb)	98
54	Toyota Auto Receivables Owner Trust, Series 2017-A, Class A3, 1.73%, 02/16/2021	54
	United Airlines Pass-Through Trust,
125	Series 2016-1, Class A, 3.45%, 07/07/2028	127
25	Series 2016-1, Class AA, 3.10%, 07/07/2028	25
50	US Airways Pass-Through Trust, Series 2013-1, Class A, 3.95%, 11/15/2025	52
57	VOLT LIV LLC, Series 2017-NPL1, Class A1, SUB, 3.50%, 02/25/2047 (e) (bb)	57
67	VOLT LIX LLC, Series 2017-NPL6, Class A1, SUB, 3.25%, 05/25/2047 (e) (bb)	67
910	VOLT LVI LLC, Series 2017-NPL3, Class A1, SUB, 3.50%, 03/25/2047 (e) (bb)	915
115	VOLT LVII LLC, Series 2017-NPL4, Class A1, SUB, 3.38%, 04/25/2047 (e) (bb)	115
57	VOLT LVIII LLC, Series 2017-NPL5, Class A1, SUB, 3.38%, 05/28/2047 (e)	57
70	VOLT LXI LLC, Series 2017-NPL8, Class A1, SUB, 3.13%, 06/25/2047 (e)	70
47	VOLT XL LLC, Series 2015-NP14, Class A1, SUB, 4.37%, 11/27/2045 (e)	47

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

122	VOLT XXV LLC, Series 2015-NPL8, Class A1, SUB, 3.50%, 06/26/2045 (e)	122
194	Wells Fargo Home Equity Asset-Backed Securities Trust, Series 2004-2, Class M8A, 6.05%, 10/25/2034 (e) (z) (bb)	189
92	Westlake Automobile Receivables Trust, Series 2017-2A, Class A2A, 1.80%, 07/15/2020 (e)	92
224	World Financial Network Credit Card Master Trust, Series 2017-A, Class A, 2.12%, 03/15/2024	223
	World Omni Auto Receivables Trust,
17	Series 2015-A, Class A3, 1.34%, 05/15/2020	17
74	Series 2015-B, Class A3, 1.49%, 12/15/2020	74
104	Series 2017-B, Class A3, 1.95%, 02/15/2023	103
	World Omni Automobile Lease Securitization Trust,
34	Series 2015-A, Class A3, 1.54%, 10/15/2018	34
175	Series 2017-A, Class A3, 2.13%, 04/15/2020	174

	Total Asset-Backed Securities (Cost $39,602)	41,523

Collateralized Mortgage Obligations — 4.0%
	Alternative Loan Trust,
378	Series 2004-27CB, Class A1, 6.00%, 12/25/2034	380
18	Series 2005-3CB, Class 1A4, 5.25%, 03/25/2035	18
88	Series 2005-20CB, Class 4A1, 5.25%, 07/25/2020	87
464	Series 2005-21CB, Class A17, 6.00%, 06/25/2035	465
	Banc of America Alternative Loan Trust,
59	Series 2004-6, Class 4A1, 5.00%, 07/25/2019	59
114	Series 2006-5, Class 3A1, 6.00%, 06/25/2046	114
	Bear Stearns ALT-A Trust,
40	Series 2004-6, Class 1A, 2.19%, 07/25/2034 (z)	40
421	Series 2005-4, Class 23A2, 3.52%, 05/25/2035 (z)	427
136	Series 2005-7, Class 12A3, 2.23%, 08/25/2035 (z)	135
	CHL Mortgage Pass-Through Trust,
594	Series 2005-HYB3, Class 2A1A, 3.41%, 06/20/2035 (z)	598

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN FUNDS	23

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
103	Series 2006-21, Class A14, 6.00%, 02/25/2037	93
750	Series 2006-HYB1, Class 2A2C, 3.20%, 03/20/2036 (z)	688
799	Series 2006-HYB2, Class 2A1B, 3.28%, 04/20/2036 (z)	736
252	Citigroup Mortgage Loan Trust, Series 2005-11, Class A2A, 3.63%, 10/25/2035 (z)	255
	Citigroup Mortgage Loan Trust, Inc.,
10	Series 2003-1, Class 3A4, 5.25%, 09/25/2033	10
291	Series 2005-4, Class A, 3.54%, 08/25/2035 (z)	289
23	CSFB Mortgage-Backed Pass-Through Certificates, Series 2003-27, Class 5A4, 5.25%, 11/25/2033	24
319	CVS Pass-Through Trust, 8.35%, 07/10/2031 (e)	412
92	FHLMC — GNMA, Series 31, Class Z, 8.00%, 04/25/2024	100
	FHLMC REMIC,
2	Series 1087, Class I Shares, 8.50%, 06/15/2021	2
1	Series 1136, Class H, 6.00%, 09/15/2021	1
36	Series 1617, Class PM, 6.50%, 11/15/2023	39
33	Series 1710, Class GH, 8.00%, 04/15/2024	36
23	Series 1732, Class K, 6.50%, 05/15/2024	25
34	Series 1843, Class Z, 7.00%, 04/15/2026	37
38	Series 2033, Class K, 6.05%, 08/15/2023	40
86	Series 2378, Class BD, 5.50%, 11/15/2031	95
57	Series 2455, Class GK, 6.50%, 05/15/2032	61
19	Series 2457, Class PE, 6.50%, 06/15/2032	22
51	Series 2473, Class JZ, 6.50%, 07/15/2032	57
2	Series 2564, Class NK, 5.00%, 02/15/2018	2
78	Series 2575, Class PE, 5.50%, 02/15/2033	86
204	Series 2586, Class WG, 4.00%, 03/15/2033	212
3	Series 2594, Class OL, 5.00%, 04/15/2018	3
20	Series 2595, Class HO, 4.50%, 03/15/2023	20
5	Series 2627, Class KM, 4.50%, 06/15/2018	5
7	Series 2636, Class Z, 4.50%, 06/15/2018	7
4	Series 2651, Class VZ, 4.50%, 07/15/2018	5
74	Series 2673, Class PE, 5.50%, 09/15/2033	82
71	Series 2685, Class DT, 5.00%, 10/15/2023	74
25	Series 2686, Class GC, 5.00%, 10/15/2023	26
27	Series 2699, Class TC, 4.00%, 11/15/2018	27
24	Series 2715, Class NG, 4.50%, 12/15/2018	24
38	Series 2756, Class NA, 5.00%, 02/15/2024	40
10	Series 2764, Class OE, 4.50%, 03/15/2019	10

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

200	Series 2764, Class UG, 5.00%, 03/15/2034	218
26	Series 2773, Class CD, 4.50%, 04/15/2024	28
1	Series 2780, Class JA, 4.50%, 04/15/2019	1
12	Series 2783, Class AT, 4.00%, 04/15/2019	13
448	Series 2802, Class CD, 5.25%, 05/15/2034	483
4	Series 2809, Class UC, 4.00%, 06/15/2019	4
29	Series 2864, Class NB, 5.50%, 07/15/2033	29
24	Series 2877, Class AD, 4.00%, 10/15/2019	24
111	Series 2901, Class KB, 5.00%, 12/15/2034	121
18	Series 2910, Class BE, 4.50%, 12/15/2019	18
516	Series 2912, Class EH, 5.50%, 01/15/2035	561
10	Series 2922, Class GA, 5.50%, 05/15/2034	11
98	Series 2935, Class HJ, 5.00%, 02/15/2035	105
177	Series 2950, Class KZ, 4.50%, 03/15/2020	179
269	Series 2960, Class JH, 5.50%, 04/15/2035	295
60	Series 2988, Class TY, 5.50%, 06/15/2025	65
39	Series 2989, Class TG, 5.00%, 06/15/2025	41
475	Series 3017, Class ML, 5.00%, 08/15/2035	521
21	Series 3077, Class TO, PO, 04/15/2035	19
95	Series 3102, Class CE, 5.50%, 01/15/2026	100
28	Series 3121, Class JD, 5.50%, 03/15/2026	31
18	Series 3151, Class UC, 5.50%, 08/15/2035	18
9	Series 3200, PO, 08/15/2036	8
19	Series 3212, Class BK, 5.50%, 09/15/2036	21
68	Series 3213, Class PE, 6.00%, 09/15/2036	77
33	Series 3279, Class PE, 5.50%, 02/15/2037	36
13	Series 3349, Class DP, 6.00%, 09/15/2036	14
136	Series 3405, Class PE, 5.00%, 01/15/2038	148
89	Series 3413, Class B, 5.50%, 04/15/2037	95
100	Series 3523, Class EX, 5.00%, 04/15/2039	107
117	Series 3532, Class EB, 4.00%, 05/15/2024	121
100	Series 3534, Class MB, 4.00%, 05/15/2024	104
225	Series 3553, Class PG, 5.50%, 07/15/2039	245
187	Series 3564, Class NB, 5.00%, 08/15/2039	207
216	Series 3605, Class NC, 5.50%, 06/15/2037	238
55	Series 3622, Class WA, 5.50%, 09/15/2039	60
560	Series 3626, Class ME, 5.00%, 01/15/2040	627
21	Series 3647, Class GA, 5.00%, 11/15/2028	21
76	Series 3653, Class HJ, 5.00%, 04/15/2040	82
158	Series 3662, Class PJ, 5.00%, 04/15/2040	171
104	Series 3662, Class QB, 5.00%, 03/15/2038	111
200	Series 3677, Class KB, 4.50%, 05/15/2040	212
19	Series 3680, Class LC, 4.50%, 06/15/2040	19
55	Series 3688, Class GT, 7.29%, 11/15/2046 (z)	63
179	Series 3710, Class GB, 4.00%, 08/15/2025	186

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN FUNDS	DECEMBER 31, 2017

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
13	Series 3747, Class HI, IO, 4.50%, 07/15/2037	—	(h)
1,384	Series 3747, Class HX, 4.50%, 11/15/2039	1,480
137	Series 3748, Class D, 4.00%, 11/15/2039	143
114	Series 3755, Class MU, 4.00%, 11/15/2030	117
176	Series 3768, Class MB, 4.00%, 12/15/2039	183
150	Series 3795, Class PD, 4.50%, 01/15/2040	161
114	Series 3811, Class PA, 5.00%, 09/15/2040	120
391	Series 3816, Class HA, 3.50%, 11/15/2025	405
231	Series 3827, Class BM, 5.50%, 08/15/2039	242
32	Series 3842, Class PH, 4.00%, 04/15/2041	33
400	Series 3845, Class QY, 4.00%, 04/15/2026	423
84	Series 3852, Class TP, IF, 5.50%, 05/15/2041 (z)	94
202	Series 3859, Class JB, 5.00%, 05/15/2041	217
177	Series 3873, Class MJ, 4.00%, 06/15/2041	183
1,201	Series 3893, Class PU, 4.00%, 07/15/2041	1,276
329	Series 3898, Class KH, 3.50%, 06/15/2026	339
20	Series 3902, Class MA, 4.50%, 07/15/2039	20
362	Series 3910, Class CT, 4.00%, 12/15/2039	375
156	Series 3929, Class MC, 1.75%, 12/15/2034	155
1,000	Series 3951, Class ME, 4.00%, 11/15/2041	1,068
569	Series 3959, Class PB, 3.00%, 11/15/2026	578
175	Series 3962, Class KD, 3.00%, 10/15/2026	176
800	Series 3963, Class JB, 4.50%, 11/15/2041	884
800	Series 3989, Class JW, 3.50%, 01/15/2042	823
141	Series 4026, Class HB, 3.50%, 04/15/2042	144
290	Series 4026, Class MQ, 4.00%, 04/15/2042	307
221	Series 4031, Class AB, 5.50%, 06/15/2037	243
216	Series 4034, Class PJ, 2.00%, 03/15/2042	210
351	Series 4064, Class AY, 3.00%, 06/15/2027	354
320	Series 4068, Class PE, 3.00%, 06/15/2042	313
68	Series 4119, Class KE, 1.75%, 10/15/2032	65
77	Series 4180, Class ME, 2.50%, 10/15/2042	76
1,000	Series 4185, Class PB, 3.00%, 03/15/2043	969
219	Series 4203, Class BN, 3.00%, 04/15/2033	219
387	Series 4217, Class F, 1.83%, 06/15/2043 (z)	387
192	Series 4219, Class JA, 3.50%, 08/15/2039	197
550	Series 4238, Class UY, 3.00%, 08/15/2033	543
192	Series 4243, Class AE, 4.00%, 08/15/2043	205
350	Series 4384, Class LB, 3.50%, 08/15/2043	360
155	Series 4592, Class WT, 5.50%, 06/15/2046	172
284	FHLMC STRIPS, Series 284, Class 300, 3.00%, 10/15/2042	281
91	FHLMC Structured Pass-Through Securities Certificates, Series T-54, Class 2A, 6.50%, 02/25/2043	106

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	FNMA REMIC,
1	Series 1990-7, Class B, 8.50%, 01/25/2020	2
1	Series 1990-76, Class G, 7.00%, 07/25/2020	1
6	Series 1990-106, Class J, 8.50%, 09/25/2020	7
1	Series 1991-73, Class A, 8.00%, 07/25/2021	1
20	Series 1992-112, Class GB, 7.00%, 07/25/2022	21
8	Series 1992-195, Class C, 7.50%, 10/25/2022	8
292	Series 1993-226, Class PK, 6.00%, 12/25/2023	326
36	Series 1998-37, Class VZ, 6.00%, 06/17/2028	38
66	Series 1998-66, Class B, 6.50%, 12/25/2028	70
71	Series 2002-55, Class PG, 5.50%, 09/25/2032	78
72	Series 2002-82, Class PE, 6.00%, 12/25/2032	80
16	Series 2003-21, Class OU, 5.50%, 03/25/2033	17
246	Series 2003-29, Class BY, 5.50%, 04/25/2033	271
213	Series 2003-48, Class GH, 5.50%, 06/25/2033	235
18	Series 2003-58, Class AD, 3.25%, 07/25/2033	18
8	Series 2003-63, Class PE, 3.50%, 07/25/2033	8
108	Series 2003-67, Class KE, 5.00%, 07/25/2033	117
50	Series 2003-78, Class B, 5.00%, 08/25/2023	53
13	Series 2003-81, Class LC, 4.50%, 09/25/2018	13
21	Series 2003-83, Class PG, 5.00%, 06/25/2023	22
22	Series 2003-110, Class WA, 4.00%, 08/25/2033	22
42	Series 2004-36, Class PC, 5.50%, 02/25/2034	43
100	Series 2004-92, Class TB, 5.50%, 12/25/2034	113
60	Series 2005-5, Class CK, 5.00%, 01/25/2035	65
22	Series 2005-18, Class EG, 5.00%, 03/25/2025	22

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN FUNDS	25

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
4	Series 2005-23, Class TG, 5.00%, 04/25/2035	4
44	Series 2005-29, Class WC, 4.75%, 04/25/2035	47
58	Series 2005-38, Class TB, 6.00%, 11/25/2034	59
47	Series 2005-58, Class EP, 5.50%, 07/25/2035	50
38	Series 2005-68, Class BC, 5.25%, 06/25/2035	39
691	Series 2005-70, Class KP, 5.00%, 06/25/2035	765
631	Series 2005-104, Class UE, 5.50%, 12/25/2035	709
39	Series 2007-13, Class H, 5.50%, 03/25/2037	42
455	Series 2007-30, Class MB, 4.25%, 04/25/2037	480
368	Series 2007-61, Class PE, 5.50%, 07/25/2037	404
18	Series 2007-65, Class KI, IF, IO, 5.07%, 07/25/2037 (z)	3
167	Series 2007-84, Class P, 5.00%, 08/25/2037	179
581	Series 2008-22, Class AB, 5.00%, 04/25/2048	622
115	Series 2008-61, Class GB, 5.50%, 07/25/2038	123
56	Series 2008-65, Class CD, 4.50%, 08/25/2023	57
65	Series 2009-15, Class AC, 5.50%, 03/25/2029	71
233	Series 2009-19, Class PW, 4.50%, 10/25/2036	246
133	Series 2009-19, Class TD, 5.00%, 08/25/2036	145
20	Series 2009-22, Class EG, 5.00%, 07/25/2035	21
13	Series 2009-37, Class KI, IF, IO, 4.45%, 06/25/2039 (z)	1
44	Series 2009-50, Class PT, 5.82%, 05/25/2037 (z)	48
120	Series 2009-60, Class DE, 5.00%, 08/25/2029	129
331	Series 2009-71, Class JT, 6.00%, 06/25/2036	370
237	Series 2009-73, Class HJ, 6.00%, 09/25/2039	264
290	Series 2009-80, Class KH, 5.00%, 10/25/2039	314

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

16	Series 2009-86, Class IP, IO, 5.50%, 10/25/2039	3
50	Series 2009-86, Class OT, PO, 10/25/2037	45
67	Series 2009-112, Class ST, IF, IO, 4.70%, 01/25/2040 (z)	10
756	Series 2010-9, Class ME, 5.00%, 02/25/2040	857
120	Series 2010-9, Class PE, 4.50%, 10/25/2039	125
32	Series 2010-35, Class SB, IF, IO, 4.87%, 04/25/2040 (z)	5
600	Series 2010-38, Class KC, 4.50%, 04/25/2040	651
400	Series 2010-45, Class BL, 4.50%, 05/25/2040	422
112	Series 2010-64, Class DM, 5.00%, 06/25/2040	121
187	Series 2010-85, Class NJ, 4.50%, 08/25/2040	199
200	Series 2010-103, Class PJ, 4.50%, 09/25/2040	218
1	Series 2010-111, Class AE, 5.50%, 04/25/2038	1
141	Series 2010-137, Class XP, 4.50%, 10/25/2040	149
234	Series 2010-141, Class AL, 4.00%, 12/25/2040	244
816	Series 2010-141, Class DL, 4.00%, 12/25/2040	859
67	Series 2011-22, Class MA, 6.50%, 04/25/2038	71
350	Series 2011-33, Class GD, 3.50%, 04/25/2031	364
148	Series 2011-40, Class KA, 3.50%, 03/25/2026	151
450	Series 2011-41, Class KL, 4.00%, 05/25/2041	465
375	Series 2011-43, Class B, 3.50%, 05/25/2031	382
686	Series 2011-50, Class LP, 4.00%, 06/25/2041	714
650	Series 2011-52, Class KB, 5.50%, 06/25/2041	739
530	Series 2011-52, Class LB, 5.50%, 06/25/2041	596
280	Series 2011-53, Class DT, 4.50%, 06/25/2041	297
118	Series 2011-85, Class KP, 7.00%, 09/25/2051	136

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN FUNDS	DECEMBER 31, 2017

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
87	Series 2011-99, Class CV, 4.50%, 03/25/2026	92
558	Series 2011-104, Class KY, 4.00%, 03/25/2039	575
29	Series 2011-111, Class EA, 5.00%, 12/25/2038	29
325	Series 2011-112, Class PB, 4.00%, 11/25/2041	337
300	Series 2011-114, Class B, 3.50%, 11/25/2041	310
500	Series 2011-126, Class KB, 4.00%, 12/25/2041	535
704	Series 2011-130, Class KB, 4.00%, 12/25/2041	739
450	Series 2011-132, Class PE, 4.50%, 12/25/2041	481
168	Series 2012-20, Class TD, 4.50%, 02/25/2042	176
117	Series 2012-50, Class HB, 4.00%, 03/25/2042	122
156	Series 2012-83, Class TN, 5.00%, 08/25/2042	168
200	Series 2012-136, Class DL, 3.50%, 12/25/2042	201
88	Series 2012-137, Class CF, 1.85%, 08/25/2041 (z)	88
194	Series 2012-147, Class WN, 4.50%, 01/25/2033	209
950	Series 2013-27, Class PE, 3.00%, 04/25/2043	940
215	Series 2013-31, Class NC, 3.00%, 04/25/2043	212
369	Series 2013-74, Class HP, 3.00%, 10/25/2037	369
180	Series 2013-83, Class CA, 3.50%, 10/25/2037	184
335	Series 2013-94, Class CV, 3.50%, 07/25/2033	344
250	Series 2013-101, Class E, 3.00%, 10/25/2033	250
328	Series 2013-104, Class CY, 5.00%, 10/25/2043	372
200	Series 2014-1, Class DU, 2.50%, 02/25/2029	193
200	Series 2014-2, Class PX, 4.50%, 01/25/2041	220
200	Series 2014-56, Class VH, 3.50%, 09/25/2034	209
250	Series 2014-58, Class VM, 4.00%, 08/25/2033	270
17	Series G92-35, Class E, 7.50%, 07/25/2022	18

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

15	FNMA STRIPS, Series 293, Class 1, PO, 12/25/2024	15
707	FNMA, Connecticut Avenue Securities, Series 2017-C05, Class 1M1, 2.10%, 01/25/2030 (z)	708
	GNMA,
81	Series 2002-22, Class CD, 6.50%, 05/17/2031	85
79	Series 2003-62, Class BG, 5.00%, 07/20/2033	87
358	Series 2003-65, Class AL, 5.50%, 08/20/2033	398
122	Series 2003-66, Class HD, 5.50%, 08/20/2033	133
467	Series 2004-16, Class AE, 5.50%, 02/20/2034	516
145	Series 2004-16, Class EC, 5.50%, 02/20/2034	172
254	Series 2005-11, Class PL, 5.00%, 02/20/2035	272
91	Series 2005-13, Class AE, 5.00%, 09/20/2034	96
176	Series 2005-13, Class BG, 5.00%, 02/20/2035	196
161	Series 2005-48, Class CY, 5.00%, 06/20/2035	178
294	Series 2005-54, Class JE, 5.00%, 07/20/2035	319
98	Series 2006-1, Class LE, 5.50%, 06/20/2035	109
459	Series 2006-7, Class ND, 5.50%, 08/20/2035	509
260	Series 2006-50, Class JD, 5.00%, 09/20/2036	295
160	Series 2006-69, Class MB, 5.50%, 12/20/2036	173
107	Series 2007-33, Class LE, 5.50%, 06/20/2037	118
130	Series 2007-35, Class NE, 6.00%, 06/16/2037	152
124	Series 2007-79, Class BL, 5.75%, 08/20/2037	139
161	Series 2008-20, Class HC, 5.75%, 06/16/2037	172
31	Series 2008-23, Class YA, 5.25%, 03/20/2038	34
96	Series 2008-26, Class JP, 5.25%, 03/20/2038	105
162	Series 2008-33, Class PB, 5.50%, 04/20/2038	181

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN FUNDS	27

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
688	Series 2008-47, Class P, 5.50%, 06/16/2038	794
112	Series 2008-58, Class ZT, 6.50%, 07/20/2038	145
26	Series 2008-62, Class SA, IF, IO, 4.65%, 07/20/2038 (z)	4
267	Series 2008-63, Class PE, 5.50%, 07/20/2038	298
28	Series 2008-68, Class PQ, 5.50%, 04/20/2038	28
168	Series 2008-76, Class PD, 5.75%, 09/20/2038	187
45	Series 2008-76, Class US, IF, IO, 4.40%, 09/20/2038 (z)	6
10	Series 2008-89, Class JA, 5.75%, 08/20/2038	10
67	Series 2008-95, Class DS, IF, IO, 5.80%, 12/20/2038 (z)	12
301	Series 2009-42, Class CD, 5.00%, 06/20/2039	332
438	Series 2009-47, Class LT, 5.00%, 06/20/2039	484
45	Series 2009-72, Class SM, IF, IO, 4.76%, 08/16/2039 (z)	7
125	Series 2009-106, Class ST, IF, IO, 4.50%, 02/20/2038 (z)	19
8	Series 2010-14, Class QP, 6.00%, 12/20/2039	8
89	Series 2010-157, Class OP, PO, 12/20/2040	77
205	Series 2010-158, Class EP, 4.50%, 12/16/2040	222
56	Series 2011-97, Class WA, 6.10%, 11/20/2038 (z)	63
180	Series 2015-H20, Class FA, 1.71%, 08/20/2065 (z)	180
451	Series 2015-H26, Class FG, 1.76%, 10/20/2065 (z)	451
	GSR Mortgage Loan Trust,
18	Series 2004-6F, Class 2A4, 5.50%, 05/25/2034	19
8	Series 2004-8F, Class 2A3, 6.00%, 09/25/2034	8
	Impac CMB Trust,
667	Series 2004-9, Class 1A1, 2.31%, 01/25/2035 (z)	658
447	Series 2005-5, Class A4, 2.31%, 08/25/2035 (z)	400
905	Series 2005-8, Class 1AM, 2.25%, 02/25/2036 (z)	828

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

850	Series 2007-A, Class M3, 3.80%, 05/25/2037 (e) (z) (bb)	700
	JP Morgan Mortgage Trust,
48	Series 2006-A2, Class 5A3, 3.58%, 11/25/2033 (z)	49
31	Series 2007-A1, Class 5A5, 3.63%, 07/25/2035 (z)	32
443	LSTAR Securities Investment Ltd., Series 2017-7, Class A, 3.11%, 10/01/2022 (z) (e)	441
297	MASTR Adjustable Rate Mortgages Trust, Series 2004-3, Class 3A2, 3.11%, 04/25/2034 (z)	299
	MASTR Alternative Loan Trust,
3	Series 2004-5, Class 5A1, 4.75%, 06/25/2019	3
312	Series 2004-6, Class 7A1, 6.00%, 07/25/2034	319
355	Series 2004-6, Class 8A1, 5.50%, 07/25/2034	364
389	Series 2005-6, Class 1A2, 5.50%, 12/25/2035	373
	MASTR Asset Securitization Trust,
1	Series 2003-11, Class 3A1, 4.50%, 12/25/2018	1
12	Series 2003-11, Class 8A1, 5.50%, 12/25/2033	12
	Merrill Lynch Mortgage Investors Trust,
25	Series 2003-F, Class A1, 2.19%, 10/25/2028 (z)	24
32	Series 2004-B, Class A1, 2.05%, 05/25/2029 (z)	31
170	Series 2005-A5, Class A9, 3.16%, 06/25/2035 (z)	169
45	Morgan Stanley Mortgage Loan Trust, Series 2004-3, Class 4A, 5.67%, 04/25/2034 (z)	47
4	PHH Mortgage Trust, Series 2008-CIM2, Class 5A1, 6.00%, 07/25/2038	4
4	Prime Mortgage Trust, Series 2004-2, Class A2, 4.75%, 11/25/2019	4
65	Provident Funding Mortgage Loan Trust, Series 2005-2, Class 2A1A, 3.63%, 10/25/2035 (z)	65
2	RALI Trust, Series 2004-QS3, Class CB, 5.00%, 03/25/2019	2
93	Residential Asset Securitization Trust, Series 2004-A6, Class A1, 5.00%, 08/25/2019	93

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN FUNDS	DECEMBER 31, 2017

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
5	RFMSI Trust, Series 2007-S9, Class 2A1, 5.50%, 09/25/2022	5
43	SACO I, Inc., Series 1997-2, Class 1A5, 7.00%, 08/25/2036 (e)	43
	Sequoia Mortgage Trust,
58	Series 2004-11, Class A1, 2.10%, 12/20/2034 (z)	57
419	Series 2007-3, Class 1A1, 1.70%, 07/20/2036 (z)	399
	Structured Asset Mortgage Investments II Trust,
24	Series 2003-AR4, Class A1, 2.20%, 01/19/2034 (z)	23
145	Series 2005-AR2, Class 2A1, 2.01%, 05/25/2045 (z)	135
9	Structured Asset Securities Corp., Series 2003-37A, Class 2A, 3.32%, 12/25/2033 (z)	9
41	Thornburg Mortgage Securities Trust, Series 2004-4, Class 3A, 3.07%, 12/25/2044 (z)	41
507	Vendee Mortgage Trust, Series 2003-2, Class Z, 5.00%, 05/15/2033	548
	WaMu Mortgage Pass-Through Certificates Trust,
19	Series 2003-AR9, Class 1A6, 3.32%, 09/25/2033 (z)	19
1	Series 2003-S6, Class 2A1, 5.00%, 07/25/2018	1
424	Series 2005-AR3, Class A1, 3.08%, 03/25/2035 (z)	416
468	Series 2005-AR10, Class 1A4, 3.30%, 09/25/2035 (z)	470
632	Series 2006-AR17, Class 1A1A, 1.81%, 12/25/2046 (z)	620
530	Series 2007-HY3, Class 3A3, 3.20%, 03/25/2037 (z)	495
	Wells Fargo Mortgage-Backed Securities Trust,
9	Series 2004-EE, Class 3A1, 3.77%, 12/25/2034 (z)	10
320	Series 2004-N, Class A6, 3.48%, 08/25/2034 (z)	322
81	Series 2004-P, Class 2A1, 3.54%, 09/25/2034 (z)	83
65	Series 2006-AR2, Class 2A3, 3.54%, 03/25/2036 (z)	66

	Total Collateralized Mortgage Obligations (Cost $65,269)	65,978

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Commercial Mortgage-Backed Securities — 0.8%
100	BB-UBS Trust, Series 2012-SHOW, Class A, 3.43%, 11/05/2036 (e)	101
40	CD Commercial Mortgage Trust, Series 2005-CD1, Class E, 5.26%, 07/15/2044 (z) (bb)	40
	FHLMC, Multifamily Structured Pass-Through Certificates,
129	Series K038, Class A2, 3.39%, 03/25/2024	135
250	Series K049, Class A2, 3.01%, 07/25/2025	255
400	Series K060, Class A2, 3.30%, 10/25/2026	414
218	Series K066, Class A2, 3.12%, 06/25/2027	222
364	Series K070, Class A2, 3.30%, 11/25/2027 (z)	376
250	Series K727, Class AM, 3.04%, 07/25/2024	254
650	Series K729, Class A2, 3.14%, 11/25/2049 (z)	668
223	Series KF12, Class A, 2.25%, 09/25/2022 (z)	222
70	Series KJ02, Class A2, 2.60%, 09/25/2020	70
231	Series KJ11, Class A2, 2.93%, 01/25/2023	235
388	Series KJ18, Class A2, 3.07%, 08/25/2022	396
500	Series KPLB, Class A, 2.77%, 05/25/2025	498
	FNMA ACES,
400	Series 2011-M4, Class A2, 3.73%, 06/25/2021	416
188	Series 2013-M7, Class A2, 2.28%, 12/27/2022	186
380	Series 2013-M13, Class A2, 2.55%, 04/25/2023 (z)	382
500	Series 2014-M1, Class A2, 3.22%, 07/25/2023 (z)	515
355	Series 2014-M2, Class A2, 3.51%, 12/25/2023 (z)	371
550	Series 2014-M4, Class A2, 3.35%, 03/25/2024 (z)	571
255	Series 2014-M13, Class A2, 3.02%, 08/25/2024 (z)	261
556	Series 2015-M1, Class A2, 2.53%, 09/25/2024	550
800	Series 2015-M3, Class A2, 2.72%, 10/25/2024	799
411	Series 2017-M12, Class A2, 3.08%, 06/25/2027 (z)	418
275	Series 2017-M13, Class A2, 2.94%, 09/25/2027 (z)	276
	FREMF Mortgage Trust,
200	Series 2015-K44, Class B, 3.68%, 01/25/2048 (e) (z) (bb)	202

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN FUNDS	29

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Commercial Mortgage-Backed Securities — continued
220	Series 2016-K722, Class B, 3.84%, 07/25/2049 (e) (z)	224
750	Series 2017-KF40, Class B, 4.07%, 11/25/2027 (e) (z)	753
160	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2007-LD11, Class AM, 6.01%, 06/15/2049 (z)	163
131	LB Commercial Mortgage Trust, Series 2007-C3, Class AJ, 6.09%, 07/15/2044 (z)	132
250	LB-UBS Commercial Mortgage Trust, Series 2007-C6, Class AJ, 6.23%, 07/15/2040 (z)	258
97	ML-CFC Commercial Mortgage Trust, Series 2006-4, Class XC, IO, 0.51%, 12/12/2049 (z) (e) (bb)	—	(h)
250	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C14, Class A3, 3.67%, 02/15/2047	257
	Morgan Stanley Capital I Trust,
380	Series 2006-HQ10, Class AJ, 5.39%, 11/12/2041 (z)	380
1,022	Series 2007-HQ11, Class X, IO, 0.29%, 02/12/2044 (e) (z) (bb)	13
80	PFP Ltd., (Cayman Islands), Series 2015-2, Class A, 2.93%, 07/14/2034 (e) (z)	80
114	UBS-Barclays Commercial Mortgage Trust, Series 2013-C6, Class A4, 3.24%, 04/10/2046	116
250	VNDO Mortgage Trust, Series 2013-PENN, Class A, 3.81%, 12/13/2029 (e)	258
184	Wachovia Bank Commercial Mortgage Trust, Series 2007-C31, Class AJ, 5.66%, 04/15/2047 (z)	187
	WFRBS Commercial Mortgage Trust,
500	Series 2011-C3, Class A4, 4.38%, 03/15/2044 (e)	525
200	Series 2012-C6, Class A4, 3.44%, 04/15/2045	205

	Total Commercial Mortgage-Backed Securities (Cost $12,255)	12,384

Convertible Bond — 0.0% (g)
	Consumer Discretionary — 0.0% (g)
	Media — 0.0% (g)
70	DISH Network Corp., 3.38%, 08/15/2026 (Cost $76)	76

Corporate Bonds — 9.8%
	Consumer Discretionary — 1.2%
	Auto Components — 0.1%
200	Adient Global Holdings Ltd., 4.88%, 08/15/2026 (e)	205

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Auto Components — continued
	American Axle & Manufacturing, Inc.,
165	6.25%, 04/01/2025 (e)	174
110	6.50%, 04/01/2027 (e)	116
80	Cooper-Standard Automotive, Inc., 5.63%, 11/15/2026 (e)	83
465	Dana, Inc., 6.00%, 09/15/2023	485
65	Delphi Technologies plc, 5.00%, 10/01/2025 (e)	66
195	Goodyear Tire & Rubber Co. (The), 5.13%, 11/15/2023	203
75	Tenneco, Inc., 5.00%, 07/15/2026	77
82	TI Group Automotive Systems LLC, (United Kingdom), 8.75%, 07/15/2023 (e)	88

		1,497

	Automobiles — 0.1%
102	Daimler Finance North America LLC, (Germany), 8.50%, 01/18/2031	154
250	Fiat Chrysler Automobiles NV, (United Kingdom), 5.25%, 04/15/2023	262
90	Ford Motor Co., 4.75%, 01/15/2043	91
	General Motors Co.,
230	5.00%, 04/01/2035	244
287	6.60%, 04/01/2036	349
	Nissan Motor Acceptance Corp.,
97	1.80%, 03/15/2018 (e)	97
200	2.60%, 09/28/2022 (e)	197

		1,394

	Diversified Consumer Services — 0.0% (g)
95	Service Corp. International, 7.50%, 04/01/2027	114

	Hotels, Restaurants & Leisure — 0.2%
165	Boyd Gaming Corp., 6.88%, 05/15/2023	175
100	Darden Restaurants, Inc., 3.85%, 05/01/2027	102
20	Hilton Grand Vacations Borrower LLC, 6.13%, 12/01/2024 (e)	22
	Hilton Worldwide Finance LLC,
40	4.63%, 04/01/2025	41
20	4.88%, 04/01/2027	21
300	International Game Technology plc, 6.50%, 02/15/2025 (e)	335
155	Interval Acquisition Corp., 5.63%, 04/15/2023	160
125	Jack Ohio Finance LLC, 6.75%, 11/15/2021 (e)	132
	McDonald’s Corp.,
45	4.60%, 05/26/2045	50
150	4.88%, 07/15/2040	173

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN FUNDS	DECEMBER 31, 2017

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Hotels, Restaurants & Leisure — continued
1,190	MGM Resorts International, 4.63%, 09/01/2026	1,202
	Sabre GLBL, Inc.,
225	5.25%, 11/15/2023 (e)	230
55	5.38%, 04/15/2023 (e)	57
130	Scientific Games International, Inc., 7.00%, 01/01/2022 (e)	137
200	Wynn Las Vegas LLC, 5.50%, 03/01/2025 (e)	206

		3,043

	Household Durables — 0.0% (g)
15	American Greetings Corp., 7.88%, 02/15/2025 (e)	16
250	DR Horton, Inc., 2.55%, 12/01/2020	250
75	Newell Brands, Inc., 4.20%, 04/01/2026	78
195	Tempur Sealy International, Inc., 5.63%, 10/15/2023	203

		547

	Internet & Direct Marketing Retail — 0.1%
	Amazon.com, Inc.,
95	2.80%, 08/22/2024 (e)	95
110	3.15%, 08/22/2027 (e)	110
280	3.80%, 12/05/2024	296
150	3.88%, 08/22/2037 (e)	159
50	4.05%, 08/22/2047 (e)	54
90	Netflix, Inc., 4.88%, 04/15/2028 (e)	88

		802

	Leisure Products — 0.0% (g)
105	Mattel, Inc., 6.75%, 12/31/2025 (e)	106
230	Vista Outdoor, Inc., 5.88%, 10/01/2023	221

		327

	Media — 0.6%
	21st Century Fox America, Inc.,
60	4.95%, 10/15/2045	71
250	6.75%, 01/09/2038	341
200	Altice Luxembourg SA, (Luxembourg), 7.75%, 05/15/2022 (e)	196
165	AMC Entertainment Holdings, Inc., 5.75%, 06/15/2025	163
135	AMC Networks, Inc., 5.00%, 04/01/2024	137
	CBS Corp.,
205	3.38%, 02/15/2028	197
208	4.00%, 01/15/2026	213
	Charter Communications Operating LLC,
250	3.75%, 02/15/2028	239

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Media — continued
202	4.91%, 07/23/2025	215
90	6.38%, 10/23/2035	105
160	Cinemark USA, Inc., 4.88%, 06/01/2023	162
	Clear Channel Worldwide Holdings, Inc.,
910	Series B, 6.50%, 11/15/2022	925
420	Series B, 7.63%, 03/15/2020	411
	Comcast Corp.,
900	3.00%, 02/01/2024	906
480	3.15%, 02/15/2028	481
133	3.38%, 08/15/2025	137
39	4.00%, 11/01/2049	40
97	4.05%, 11/01/2052	99
100	4.60%, 08/15/2045	112
	Cox Communications, Inc.,
90	3.15%, 08/15/2024 (e)	89
50	3.50%, 08/15/2027 (e)	49
39	4.60%, 08/15/2047 (e)	39
	CSC Holdings LLC,
285	6.63%, 10/15/2025 (e)	309
200	10.88%, 10/15/2025 (e)	237
	Discovery Communications LLC,
47	4.38%, 06/15/2021	49
85	5.00%, 09/20/2037	88
	DISH DBS Corp.,
225	5.00%, 03/15/2023	214
5	5.88%, 07/15/2022	5
1,035	5.88%, 11/15/2024	1,006
310	Nexstar Broadcasting, Inc., 6.13%, 02/15/2022 (e)	321
300	Quebecor Media, Inc., (Canada), 5.75%, 01/15/2023	318
165	Regal Entertainment Group, 5.75%, 06/15/2023	171
100	Sinclair Television Group, Inc., 5.63%, 08/01/2024 (e)	103
	Sirius XM Radio, Inc.,
15	5.00%, 08/01/2027 (e)	15
755	5.38%, 04/15/2025 (e)	786
105	TEGNA, Inc., 6.38%, 10/15/2023	110
125	Time Warner Cable LLC, 7.30%, 07/01/2038	157
150	Time Warner Entertainment Co. LP, 8.38%, 07/15/2033	206
160	Time Warner, Inc., 3.80%, 02/15/2027	160
60	Time, Inc., 7.50%, 10/15/2025 (e)	71
365	UPCB Finance IV Ltd., (Netherlands), 5.38%, 01/15/2025 (e)	367

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN FUNDS	31

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Media — continued
	Viacom, Inc.,
11	3.88%, 04/01/2024	11
110	4.38%, 03/15/2043	95
30	(ICE LIBOR USD 3 Month + 3.90%), 5.88%, 02/28/2057 (aa)	29
20	(ICE LIBOR USD 3 Month + 3.90%), 6.25%, 02/28/2057 (aa)	20
	Videotron Ltd., (Canada),
40	5.13%, 04/15/2027 (e)	42
190	5.38%, 06/15/2024 (e)	205
100	Walt Disney Co. (The), 2.45%, 03/04/2022	100
194	WMG Acquisition Corp., 5.63%, 04/15/2022 (e)	200

		10,722

	Multiline Retail — 0.0% (g)
	Macy’s Retail Holdings, Inc.,
65	4.30%, 02/15/2043	52
34	6.90%, 04/01/2029	36
105	Neiman Marcus Group Ltd. LLC, 9.50%, (PIK), 10/15/2021 (e) (v)	54

		142

	Specialty Retail — 0.1%
120	Advance Auto Parts, Inc., 4.50%, 12/01/2023	126
103	AutoZone, Inc., 3.75%, 06/01/2027	105
	Home Depot, Inc. (The),
40	3.50%, 09/15/2056	39
266	3.75%, 02/15/2024	280
	Lowe’s Cos., Inc.,
75	3.10%, 05/03/2027	75
365	3.38%, 09/15/2025	376
	O’Reilly Automotive, Inc.,
100	3.55%, 03/15/2026	101
62	3.60%, 09/01/2027	62
	PetSmart, Inc.,
55	5.88%, 06/01/2025 (e)	42
210	7.13%, 03/15/2023 (e)	125
70	8.88%, 06/01/2025 (e)	42
170	Staples, Inc., 8.50%, 09/15/2025 (e)	157

		1,530

	Total Consumer Discretionary	20,118

	Consumer Staples — 0.5%
	Beverages — 0.2%
	Anheuser-Busch InBev Finance, Inc., (Belgium),
1,200	3.30%, 02/01/2023	1,228

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Beverages — continued
530	3.65%, 02/01/2026	547
610	4.70%, 02/01/2036	684
65	4.90%, 02/01/2046	75
204	Anheuser-Busch InBev Worldwide, Inc., (Belgium), 4.44%, 10/06/2048	222
94	Brown-Forman Corp., 4.50%, 07/15/2045	106
70	Constellation Brands, Inc., 2.70%, 05/09/2022	70
100	Molson Coors Brewing Co., 2.25%, 03/15/2020	99
	PepsiCo, Inc.,
70	3.00%, 10/15/2027	70
25	3.45%, 10/06/2046	24

		3,125

	Food & Staples Retailing — 0.1%
105	Albertsons Cos. LLC, 6.63%, 06/15/2024	100
49	CVS Pass-Through Trust, 4.70%, 01/10/2036 (e)	52
	Kroger Co. (The),
25	2.30%, 01/15/2019	25
95	3.88%, 10/15/2046	87
25	5.40%, 07/15/2040	28
250	Series B, 7.70%, 06/01/2029	327
135	Rite Aid Corp., 6.13%, 04/01/2023 (e)	122
	Sysco Corp.,
40	2.50%, 07/15/2021	40
56	3.75%, 10/01/2025	58
	Walgreens Boots Alliance, Inc.,
60	3.45%, 06/01/2026	60
200	3.80%, 11/18/2024	204
250	Wal-Mart Stores, Inc., 2.35%, 12/15/2022	249

		1,352

	Food Products — 0.1%
	Bunge Ltd. Finance Corp.,
35	3.00%, 09/25/2022	35
200	8.50%, 06/15/2019	216
100	Cargill, Inc., 3.30%, 03/01/2022 (e)	102
114	Conagra Brands, Inc., 3.20%, 01/25/2023	115
200	General Mills, Inc., 3.20%, 02/10/2027	200
	Kellogg Co.,
66	3.25%, 05/21/2018	66
100	3.40%, 11/15/2027	100
100	Series B, 7.45%, 04/01/2031	134
	Kraft Heinz Foods Co.,
170	4.38%, 06/01/2046	168

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN FUNDS	DECEMBER 31, 2017

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Food Products — continued
13	5.20%, 07/15/2045	14
100	6.88%, 01/26/2039	132
54	McCormick & Co., Inc., 3.15%, 08/15/2024	54
	Mead Johnson Nutrition Co., (United Kingdom),
38	4.13%, 11/15/2025	41
150	5.90%, 11/01/2039	190
	Post Holdings, Inc.,
45	5.50%, 03/01/2025 (e)	47
40	5.63%, 01/15/2028 (e)	40
85	TreeHouse Foods, Inc., 6.00%, 02/15/2024 (e)	88
100	Unilever Capital Corp., (United Kingdom), 2.00%, 07/28/2026	92

		1,834

	Household Products — 0.0% (g)
	Central Garden & Pet Co.,
50	5.13%, 02/01/2028	50
150	6.13%, 11/15/2023	159
145	Energizer Holdings, Inc., 5.50%, 06/15/2025 (e)	151
165	HRG Group, Inc., 7.75%, 01/15/2022	171
100	Kimberly-Clark Corp., 6.63%, 08/01/2037	142
200	Procter & Gamble Co. (The), 1.90%, 10/23/2020	199
235	Reckitt Benckiser Treasury Services plc, (United Kingdom), 2.38%, 06/24/2022 (e)	230

		1,102

	Tobacco — 0.1%
135	Altria Group, Inc., 3.88%, 09/16/2046	134
	BAT Capital Corp., (United Kingdom),
190	3.56%, 08/15/2027 (e)	190
138	4.39%, 08/15/2037 (e)	144
	Philip Morris International, Inc.,
235	2.13%, 05/10/2023	227
190	2.38%, 08/17/2022	187
300	3.13%, 08/17/2027	299
40	4.25%, 11/10/2044	42
175	Reynolds American, Inc., (United Kingdom), 4.45%, 06/12/2025	187

		1,410

	Total Consumer Staples	8,823

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Energy — 0.9%
	Energy Equipment & Services — 0.1%
	Baker Hughes a GE Co. LLC,
370	2.77%, 12/15/2022 (e)	369
75	3.34%, 12/15/2027 (e)	75
30	4.08%, 12/15/2047 (e)	31
	Halliburton Co.,
100	3.50%, 08/01/2023	103
125	8.75%, 02/15/2021	147
	Nabors Industries, Inc.,
50	4.63%, 09/15/2021	48
20	5.50%, 01/15/2023	19
	Precision Drilling Corp., (Canada),
7	6.50%, 12/15/2021	7
35	7.13%, 01/15/2026 (e)	36
55	7.75%, 12/15/2023	58
173	Schlumberger Holdings Corp., 4.00%, 12/21/2025 (e)	182
82	Schlumberger Investment SA, 3.65%, 12/01/2023	86
55	Transocean, Inc., 7.50%, 01/15/2026 (e)	56
15	Weatherford International Ltd., 9.88%, 02/15/2024	16

		1,233

	Oil, Gas & Consumable Fuels — 0.8%
35	Alta Mesa Holdings LP, 7.88%, 12/15/2024	38
110	Anadarko Petroleum Corp., 5.55%, 03/15/2026	123
	Andeavor Logistics LP,
40	4.25%, 12/01/2027	40
35	5.25%, 01/15/2025	37
28	6.25%, 10/15/2022	30
150	ANR Pipeline Co., 9.63%, 11/01/2021	186
155	Antero Midstream Partners LP, 5.38%, 09/15/2024	160
275	Antero Resources Corp., 5.63%, 06/01/2023	286
	Apache Corp.,
35	2.63%, 01/15/2023	34
382	3.25%, 04/15/2022	385
61	APT Pipelines Ltd., (Australia), 4.25%, 07/15/2027 (e)	63
125	Blue Racer Midstream LLC, 6.13%, 11/15/2022 (e)	130
48	Boardwalk Pipelines LP, 5.95%, 06/01/2026	54
	BP Capital Markets plc, (United Kingdom),
836	3.22%, 04/14/2024	857
85	3.54%, 11/04/2024	88
60	3.81%, 02/10/2024	63

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN FUNDS	33

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Oil, Gas & Consumable Fuels — continued
	Buckeye Partners LP,
144	4.35%, 10/15/2024	147
75	5.60%, 10/15/2044	79
150	Canadian Natural Resources Ltd., (Canada), 6.45%, 06/30/2033	183
	Cenovus Energy, Inc., (Canada),
50	3.80%, 09/15/2023	51
50	4.25%, 04/15/2027	50
43	5.25%, 06/15/2037	44
132	6.75%, 11/15/2039	159
	Cheniere Corpus Christi Holdings LLC,
50	5.13%, 06/30/2027	52
60	5.88%, 03/31/2025	65
	Chesapeake Energy Corp.,
109	8.00%, 12/15/2022 (e)	118
40	8.00%, 06/15/2027 (e)	38
107	Chevron Corp., 2.90%, 03/03/2024	108
200	CNOOC Nexen Finance 2014 ULC, (China), 4.25%, 04/30/2024	211
100	Columbia Pipeline Group, Inc., 4.50%, 06/01/2025	106
100	ConocoPhillips, 6.50%, 02/01/2039	140
	ConocoPhillips Co.,
111	4.15%, 11/15/2034	118
98	4.20%, 03/15/2021	103
170	Continental Resources, Inc., 4.50%, 04/15/2023	173
55	Covey Park Energy LLC, 7.50%, 05/15/2025 (e)	57
116	Ecopetrol SA, (Colombia), 5.38%, 06/26/2026	125
	Enbridge, Inc., (Canada),
65	2.90%, 07/15/2022	65
40	3.70%, 07/15/2027	40
104	(ICE LIBOR USD 3 Month + 3.42%), 5.50%, 07/15/2077 (aa)	103
	Encana Corp., (Canada),
45	6.50%, 08/15/2034	56
35	6.63%, 08/15/2037	45
50	7.38%, 11/01/2031	64
	Energy Transfer LP,
45	4.05%, 03/15/2025	45
80	5.15%, 02/01/2043	76
100	6.63%, 10/15/2036	115
60	Energy Transfer Partners LP, Series B, (ICE LIBOR USD 3 Month + 4.16%), 6.63%, 02/15/2028 (x) (y) (aa)	58

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — continued
150	EnLink Midstream Partners LP, 4.15%, 06/01/2025	152
	Enterprise Products Operating LLC,
81	3.70%, 02/15/2026	83
77	3.90%, 02/15/2024	80
60	4.85%, 08/15/2042	66
100	4.85%, 03/15/2044	110
70	4.90%, 05/15/2046	77
150	5.10%, 02/15/2045	171
75	Series E, (ICE LIBOR USD 3 Month + 3.03%), 5.25%, 08/16/2077 (aa)	74
200	EOG Resources, Inc., 4.15%, 01/15/2026	213
	EP Energy LLC,
60	8.00%, 11/29/2024 (e)	62
60	8.00%, 02/15/2025 (e)	44
149	Exxon Mobil Corp., 3.57%, 03/06/2045	150
105	Halcon Resources Corp., 6.75%, 02/15/2025 (e)	109
80	Hess Corp., 4.30%, 04/01/2027	80
35	Hess Infrastructure Partners LP, 5.63%, 02/15/2026 (e)	36
200	Kerr-McGee Corp., 7.88%, 09/15/2031	266
65	Kinder Morgan Energy Partners LP, 5.63%, 09/01/2041	69
65	Kinder Morgan, Inc., 5.30%, 12/01/2034	69
5	Laredo Petroleum, Inc., 5.63%, 01/15/2022	5
	Magellan Midstream Partners LP,
150	4.25%, 02/01/2021	157
125	5.15%, 10/15/2043	141
	Marathon Oil Corp.,
47	2.80%, 11/01/2022	47
135	6.60%, 10/01/2037	169
55	Marathon Petroleum Corp., 4.75%, 09/15/2044	57
	MEG Energy Corp., (Canada),
100	6.50%, 01/15/2025 (e)	99
280	7.00%, 03/31/2024 (e)	236
	MPLX LP,
105	4.13%, 03/01/2027	107
330	5.50%, 02/15/2023	340
60	Newfield Exploration Co., 5.75%, 01/30/2022	64
	Noble Energy, Inc.,
100	4.95%, 08/15/2047	107
25	5.05%, 11/15/2044	26
30	5.63%, 05/01/2021	31
235	Oasis Petroleum, Inc., 6.88%, 01/15/2023	240

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN FUNDS	DECEMBER 31, 2017

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Oil, Gas & Consumable Fuels — continued
136	Occidental Petroleum Corp., 3.50%, 06/15/2025	141
	ONEOK Partners LP,
200	4.90%, 03/15/2025	214
75	6.13%, 02/01/2041	88
	Parsley Energy LLC,
25	5.25%, 08/15/2025 (e)	25
35	5.63%, 10/15/2027 (e)	36
	Petroleos Mexicanos, (Mexico),
29	4.88%, 01/18/2024	30
117	6.88%, 08/04/2026	133
35	Phillips 66, 4.88%, 11/15/2044	40
55	Phillips 66 Partners LP, 4.90%, 10/01/2046	58
	Plains All American Pipeline LP,
20	3.85%, 10/15/2023	20
300	4.65%, 10/15/2025	309
190	5.75%, 01/15/2020	200
25	QEP Resources, Inc., 5.63%, 03/01/2026	25
205	Range Resources Corp., 4.88%, 05/15/2025	198
25	RSP Permian, Inc., 5.25%, 01/15/2025	26
265	Sabine Pass Liquefaction LLC, 6.25%, 03/15/2022	295
	Southwestern Energy Co.,
45	4.10%, 03/15/2022	44
100	6.70%, 01/23/2025	104
35	7.50%, 04/01/2026	37
35	7.75%, 10/01/2027	38
	Statoil ASA, (Norway),
63	3.15%, 01/23/2022	64
150	3.95%, 05/15/2043	157
45	Summit Midstream Holdings LLC, 5.75%, 04/15/2025	45
100	Suncor Energy, Inc., (Canada), 5.95%, 12/01/2034	126
	Sunoco Logistics Partners Operations LP,
20	5.30%, 04/01/2044	20
50	5.35%, 05/15/2045	49
240	5.50%, 02/15/2020	253
105	Tallgrass Energy Partners LP, 5.50%, 01/15/2028 (e)	106
	Targa Resources Partners LP,
220	4.25%, 11/15/2023	217
50	5.00%, 01/15/2028 (e)	50
10	6.75%, 03/15/2024	11
105	Texas Gas Transmission LLC, 4.50%, 02/01/2021 (e)	109

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — continued
171	Total Capital Canada Ltd., (France), 2.75%, 07/15/2023	172
28	Total Capital International SA, (France), 3.75%, 04/10/2024	30
70	TransCanada PipeLines Ltd., (Canada), 4.63%, 03/01/2034	78
	Transcanada Trust, (Canada),
50	(ICE LIBOR USD 3 Month + 3.21%), 5.30%, 03/15/2077 (aa)	51
15	(ICE LIBOR USD 3 Month + 3.53%), 5.62%, 05/20/2075 (aa)	16
	Western Gas Partners LP,
50	3.95%, 06/01/2025	50
30	5.45%, 04/01/2044	32
	Whiting Petroleum Corp.,
140	5.75%, 03/15/2021	144
20	6.63%, 01/15/2026 (e)	20
85	WildHorse Resource Development Corp., 6.88%, 02/01/2025	87
120	Williams Partners LP, 4.00%, 09/15/2025	123
250	WPX Energy, Inc., 8.25%, 08/01/2023	284

		13,460

	Total Energy	14,693

	Financials — 2.6%
	Banks — 1.2%
280	ABN AMRO Bank NV, (Netherlands), 1.80%, 09/20/2019 (e)	277
	Australia & New Zealand Banking Group Ltd., (Australia),
250	2.63%, 11/09/2022	248
200	(USD ICE Swap Rate 5 Year + 5.17%), 6.75%, 06/15/2026 (e) (x) (y) (aa)	228
200	Banco Santander SA, (Spain), 3.13%, 02/23/2023	199
	Bank of America Corp.,
155	(ICE LIBOR USD 3 Month + 0.66%), 2.37%, 07/21/2021 (aa)	155
245	2.50%, 10/21/2022	242
230	(ICE LIBOR USD 3 Month + 0.93%), 2.82%, 07/21/2023 (aa)	230
291	(ICE LIBOR USD 3 Month + 0.79%), 3.00%, 12/20/2023 (e) (aa)	292
150	3.30%, 01/11/2023	154
170	(ICE LIBOR USD 3 Month + 1.04%), 3.42%, 12/20/2028 (e) (aa)	170
800	(ICE LIBOR USD 3 Month + 1.58%), 3.82%, 01/20/2028 (aa)	827

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN FUNDS	35

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Banks — continued
300	Series L, 3.95%, 04/21/2025	310
1,063	4.13%, 01/22/2024	1,130
80	(ICE LIBOR USD 3 Month + 1.81%), 4.24%, 04/24/2038 (aa)	87
35	(ICE LIBOR USD 3 Month + 1.99%), 4.44%, 01/20/2048 (aa)	39
125	Series X, (ICE LIBOR USD 3 Month + 3.71%), 6.25%, 09/05/2024 (x) (y) (aa)	138
390	Series K, (ICE LIBOR USD 3 Month + 3.63%), 8.00%, 04/30/2018 (x) (y) (aa)	391
	Bank of Nova Scotia (The), (Canada),
125	2.45%, 09/19/2022	124
200	2.70%, 03/07/2022	200
150	2.80%, 07/21/2021	151
	Barclays plc, (United Kingdom),
265	2.00%, 03/16/2018	265
200	3.68%, 01/10/2023	203
200	4.34%, 01/10/2028	207
300	Branch Banking & Trust Co., 2.25%, 06/01/2020	299
600	Capital One Bank USA NA, 3.38%, 02/15/2023	606
	Citigroup, Inc.,
110	2.15%, 07/30/2018	110
1,115	(ICE LIBOR USD 3 Month + 0.95%), 2.88%, 07/24/2023 (aa)	1,109
250	(ICE LIBOR USD 3 Month + 1.15%), 3.52%, 10/27/2028 (aa)	251
785	(ICE LIBOR USD 3 Month + 1.56%), 3.89%, 01/10/2028 (aa)	812
90	4.13%, 07/25/2028	93
70	4.40%, 06/10/2025	74
100	4.45%, 09/29/2027	106
20	4.75%, 05/18/2046	22
55	Series N, (ICE LIBOR USD 3 Month + 4.09%), 5.80%, 11/15/2019 (x) (y) (aa)	57
155	Series O, (ICE LIBOR USD 3 Month + 4.06%), 5.87%, 03/27/2020 (x) (y) (aa)	161
75	5.88%, 02/22/2033	90
27	6.68%, 09/13/2043	38
200	Commonwealth Bank of Australia, (Australia), 4.50%, 12/09/2025 (e)	209
120	Cooperatieve Rabobank UA, (Netherlands), 3.88%, 02/08/2022	126
250	Discover Bank, 4.20%, 08/08/2023	263
	Fifth Third Bancorp,
40	2.88%, 07/27/2020	40
115	8.25%, 03/01/2038	176

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Banks — continued
	HSBC Holdings plc, (United Kingdom),
285	(ICE LIBOR USD 3 Month + 1.55%), 4.04%, 03/13/2028 (aa)	297
1,035	4.25%, 03/14/2024	1,081
200	(USD ICE Swap Rate 5 Year + 4.37%), 6.38%, 03/30/2025 (x) (y) (aa)	215
200	ING Groep NV, (Netherlands), 3.95%, 03/29/2027	208
200	Intesa Sanpaolo SpA, (Italy), 3.88%, 07/14/2027 (e)	200
267	KeyCorp, 5.10%, 03/24/2021	288
	Lloyds Banking Group plc, (United Kingdom),
200	(ICE LIBOR USD 3 Month + 1.21%), 3.57%, 11/07/2028 (aa)	198
200	3.75%, 01/11/2027	203
59	Mitsubishi UFJ Financial Group, Inc., (Japan), 3.00%, 02/22/2022	59
250	PNC Bank NA, 3.10%, 10/25/2027	249
297	PNC Financial Services Group, Inc. (The), 3.90%, 04/29/2024	311
200	Regions Financial Corp., 2.75%, 08/14/2022	199
165	Royal Bank of Canada, (Canada), 2.75%, 02/01/2022	167
230	Societe Generale SA, (France), (USD Swap Semi 5 Year + 6.24%), 7.38%, 09/13/2021 (e) (x) (y) (aa)	249
200	Standard Chartered plc, (United Kingdom), 5.20%, 01/26/2024 (e)	215
170	Sumitomo Mitsui Financial Group, Inc., (Japan), 2.78%, 10/18/2022	169
	SunTrust Banks, Inc.,
97	2.50%, 05/01/2019	97
100	Series H, (ICE LIBOR USD 3 Month + 2.79%), 5.13%, 12/15/2027 (x) (y) (aa)	98
200	Swedbank AB, (Sweden), 2.80%, 03/14/2022 (e)	201
125	Toronto-Dominion Bank (The), (Canada), 2.13%, 04/07/2021	124
425	UBS Group Funding Switzerland AG, (Switzerland), (ICE LIBOR USD 3 Month + 0.95%), 2.86%, 08/15/2023 (e) (aa)	420
200	US Bancorp, Series V, 2.63%, 01/24/2022	201
	Wells Fargo & Co.,
150	Series N, 2.15%, 01/30/2020	150
500	3.00%, 04/22/2026	490
550	3.07%, 01/24/2023	554
300	3.55%, 09/29/2025	308

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN FUNDS	DECEMBER 31, 2017

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Banks — continued
180	(ICE LIBOR USD 3 Month + 1.31%), 3.58%, 05/22/2028 (aa)	183
55	4.65%, 11/04/2044	60
319	4.75%, 12/07/2046	356
65	4.90%, 11/17/2045	74
	Westpac Banking Corp., (Australia),
710	2.75%, 01/11/2023	709
170	(USD ICE Swap Rate 5 Year + 2.24%), 4.32%, 11/23/2031 (aa)	175

		19,417

	Capital Markets — 0.7%
200	Ameriprise Financial, Inc., 4.00%, 10/15/2023	213
	Bank of New York Mellon Corp. (The),
100	2.60%, 02/07/2022	100
185	(ICE LIBOR USD 3 Month + 0.63%), 2.66%, 05/16/2023 (aa)	185
100	4.15%, 02/01/2021	105
180	BlackRock, Inc., 3.20%, 03/15/2027	183
44	Blackstone Holdings Finance Co. LLC, 4.45%, 07/15/2045 (e)	47
50	Brookfield Finance, Inc., (Canada), 4.70%, 09/20/2047	52
	Charles Schwab Corp. (The),
100	3.20%, 03/02/2027	101
300	3.20%, 01/25/2028	300
49	CME Group, Inc., 5.30%, 09/15/2043	63
	Credit Suisse Group AG, (Switzerland),
250	3.57%, 01/09/2023 (e)	254
200	(USD Swap Semi 5 Year + 3.46%), 6.25%, 12/18/2024 (e) (x) (y) (aa)	217
100	Credit Suisse USA, Inc., (Switzerland), 7.13%, 07/15/2032	138
	Deutsche Bank AG, (Germany),
35	1.88%, 02/13/2018	35
115	3.13%, 01/13/2021	116
150	3.30%, 11/16/2022	149
150	4.25%, 10/14/2021	156
	Goldman Sachs Group, Inc. (The),
195	2.35%, 11/15/2021	192
170	2.38%, 01/22/2018	170
140	(ICE LIBOR USD 3 Month + 0.99%), 2.90%, 07/24/2023 (aa)	139
1,083	(ICE LIBOR USD 3 Month + 1.05%), 2.91%, 06/05/2023 (aa)	1,076
121	(ICE LIBOR USD 3 Month + 1.20%), 3.27%, 09/29/2025 (aa)	120

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Capital Markets — continued
1,000	3.50%, 11/16/2026	1,006
150	3.63%, 01/22/2023	155
121	3.75%, 05/22/2025	125
400	3.85%, 01/26/2027	410
115	(ICE LIBOR USD 3 Month + 1.37%), 4.02%, 10/31/2038 (aa)	118
36	4.25%, 10/21/2025	38
230	Series P, (ICE LIBOR USD 3 Month + 2.87%), 5.00%, 11/10/2022 (x) (y) (aa)	226
70	5.15%, 05/22/2045	81
200	ING Bank NV, (Netherlands), 5.80%, 09/25/2023 (e)	224
94	Intercontinental Exchange, Inc., 4.00%, 10/15/2023	100
62	Invesco Finance plc, 3.75%, 01/15/2026	64
262	Jefferies Group LLC, 6.88%, 04/15/2021	293
150	Macquarie Bank Ltd., (Australia), 4.00%, 07/29/2025 (e)	157
	Macquarie Group Ltd., (Australia),
85	(ICE LIBOR USD 3 Month + 1.02%), 3.19%, 11/28/2023 (e) (aa)	85
105	(ICE LIBOR USD 3 Month + 1.37%), 3.76%, 11/28/2028 (e) (aa)	104
80	6.25%, 01/14/2021 (e)	88
	Morgan Stanley,
120	2.38%, 07/23/2019	120
70	2.65%, 01/27/2020	70
300	2.75%, 05/19/2022	299
378	2.80%, 06/16/2020	382
260	(ICE LIBOR USD 3 Month + 1.34%), 3.59%, 07/22/2028 (aa)	262
200	3.63%, 01/20/2027	205
892	3.75%, 02/25/2023	924
95	(ICE LIBOR USD 3 Month + 1.46%), 3.97%, 07/22/2038 (aa)	98
45	4.30%, 01/27/2045	49
150	4.35%, 09/08/2026	157
85	4.38%, 01/22/2047	93
352	5.00%, 11/24/2025	385
155	Series H, (ICE LIBOR USD 3 Month + 3.61%), 5.45%, 07/15/2019 (x) (y) (aa)	159
47	Nomura Holdings, Inc., (Japan), 6.70%, 03/04/2020	51
140	Northern Trust Corp., (ICE LIBOR USD 3 Month + 1.13%), 3.37%, 05/08/2032 (aa)	140
36	State Street Corp., 3.10%, 05/15/2023	36

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN FUNDS	37

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Capital Markets — continued
149	TD Ameritrade Holding Corp., 2.95%, 04/01/2022	151
200	UBS AG, (Switzerland), 2.45%, 12/01/2020 (e)	199

		11,165

	Consumer Finance — 0.3%
	AerCap Ireland Capital DAC, (Netherlands),
500	3.50%, 01/15/2025	495
250	3.95%, 02/01/2022	258
380	4.63%, 07/01/2022	403
	Ally Financial, Inc.,
30	4.13%, 02/13/2022	31
55	4.25%, 04/15/2021	56
560	4.63%, 05/19/2022	582
155	5.75%, 11/20/2025	169
200	American Express Credit Corp., 2.70%, 03/03/2022	201
350	American Honda Finance Corp., 2.60%, 11/16/2022	350
175	Capital One Financial Corp., 4.20%, 10/29/2025	180
	Caterpillar Financial Services Corp.,
100	2.85%, 06/01/2022	101
121	3.75%, 11/24/2023	128
	Ford Motor Credit Co. LLC,
200	2.38%, 01/16/2018	200
200	3.34%, 03/28/2022	202
380	3.81%, 01/09/2024	388
200	4.39%, 01/08/2026	210
	General Motors Financial Co., Inc.,
65	3.10%, 01/15/2019	65
200	3.50%, 11/07/2024	200
145	4.00%, 01/15/2025	149
120	4.25%, 05/15/2023	125
300	John Deere Capital Corp., 2.65%, 06/24/2024	297
	Synchrony Financial,
122	3.95%, 12/01/2027	121
100	4.25%, 08/15/2024	104
200	Toyota Motor Credit Corp., 2.63%, 01/10/2023	200

		5,215

	Diversified Financial Services — 0.1%
225	Berkshire Hathaway, Inc., 2.75%, 03/15/2023	226
200	EDP Finance BV, (Portugal), 3.63%, 07/15/2024 (e)	201

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Diversified Financial Services — continued
406	GE Capital International Funding Co. Unlimited Co., 4.42%, 11/15/2035	439
	National Rural Utilities Cooperative Finance Corp.,
125	2.70%, 02/15/2023	125
46	3.05%, 04/25/2027	46
300	ORIX Corp., (Japan), 3.25%, 12/04/2024	299
150	Protective Life Global Funding, 2.62%, 08/22/2022 (e)	148
	Shell International Finance BV, (Netherlands),
290	3.40%, 08/12/2023	301
45	4.00%, 05/10/2046	48
90	4.13%, 05/11/2035	98
250	Siemens Financieringsmaatschappij NV, (Germany), 3.13%, 03/16/2024 (e)	254
155	Voya Financial, Inc., 3.13%, 07/15/2024	154

		2,339

	Insurance — 0.3%
	Allstate Corp. (The),
61	3.15%, 06/15/2023	62
120	5.95%, 04/01/2036	155
160	Alterra Finance LLC, 6.25%, 09/30/2020	174
	American International Group, Inc.,
175	3.88%, 01/15/2035	176
120	3.90%, 04/01/2026	124
306	4.13%, 02/15/2024	323
28	Aon Corp., 6.25%, 09/30/2040	37
230	Aon plc, 3.88%, 12/15/2025	240
141	Athene Global Funding, 2.75%, 04/20/2020 (e)	141
45	Brighthouse Financial, Inc., 4.70%, 06/22/2047 (e)	46
	Chubb INA Holdings, Inc.,
200	2.70%, 03/13/2023	199
65	2.88%, 11/03/2022	66
88	3.15%, 03/15/2025	89
	CNA Financial Corp.,
17	3.95%, 05/15/2024	17
13	4.50%, 03/01/2026	14
	Guardian Life Global Funding,
40	2.00%, 04/26/2021 (e)	39
100	2.50%, 05/08/2022 (e)	99
275	Lincoln National Corp., 4.20%, 03/15/2022	290

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN FUNDS	DECEMBER 31, 2017

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Insurance — continued
	Manulife Financial Corp., (Canada),
80	(USD ICE Swap Rate 5 Year + 1.65%), 4.06%, 02/24/2032 (aa)	80
200	5.38%, 03/04/2046	250
	Marsh & McLennan Cos., Inc.,
118	2.35%, 03/06/2020	118
24	2.75%, 01/30/2022	24
105	MassMutual Global Funding II, 2.10%, 08/02/2018 (e)	105
	MetLife, Inc.,
70	4.13%, 08/13/2042	74
350	4.88%, 11/13/2043	410
135	Series C, (ICE LIBOR USD 3 Month + 3.58%), 5.25%, 06/15/2020 (x) (y) (aa)	141
45	6.40%, 12/15/2036	52
55	New York Life Global Funding, 2.00%, 04/13/2021 (e)	54
50	Pacific Life Insurance Co., (ICE LIBOR USD 3 Month + 2.80%), 4.30%, 10/24/2067 (e) (aa)	50
249	Principal Financial Group, Inc., 3.10%, 11/15/2026	246
100	Progressive Corp. (The), 4.35%, 04/25/2044	111
175	Prudential Financial, Inc., (ICE LIBOR USD 3 Month + 3.04%), 5.20%, 03/15/2044 (aa)	186
250	Prudential Insurance Co. of America (The), 8.30%, 07/01/2025 (e)	328
55	Swiss Re Treasury US Corp., (Switzerland), 4.25%, 12/06/2042 (e)	57
200	Teachers Insurance & Annuity Association of America, 4.27%, 05/15/2047 (e)	211
75	Travelers Property Casualty Corp., 7.75%, 04/15/2026	99

		4,887

	Thrifts & Mortgage Finance — 0.0% (g)
200	BPCE SA, (France), 5.15%, 07/21/2024 (e)	217

	Total Financials	43,240

	Health Care — 0.7%
	Biotechnology — 0.1%
	AbbVie, Inc.,
47	3.20%, 11/06/2022	48
15	4.30%, 05/14/2036	16
150	4.50%, 05/14/2035	164
	Amgen, Inc.,
300	3.63%, 05/15/2022	311
105	4.40%, 05/01/2045	114

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Biotechnology — continued
78	Baxalta, Inc., 3.60%, 06/23/2022	80
92	Biogen, Inc., 3.63%, 09/15/2022	95
	Celgene Corp.,
95	3.45%, 11/15/2027	95
307	3.63%, 05/15/2024	316
100	3.95%, 10/15/2020	103
55	4.35%, 11/15/2047	57
	Gilead Sciences, Inc.,
9	2.50%, 09/01/2023	9
100	2.55%, 09/01/2020	101
10	3.50%, 02/01/2025	10
10	3.70%, 04/01/2024	11
150	4.60%, 09/01/2035	169

		1,699

	Health Care Equipment & Supplies — 0.1%
90	Abbott Laboratories, 4.75%, 11/30/2036	101
65	Avantor, Inc., 6.00%, 10/01/2024 (e)	65
	Becton Dickinson and Co.,
75	2.89%, 06/06/2022	74
203	3.36%, 06/06/2024	204
180	DJO Finco, Inc., 8.13%, 06/15/2021 (e)	168
	Hill-Rom Holdings, Inc.,
15	5.00%, 02/15/2025 (e)	15
225	5.75%, 09/01/2023 (e)	236
115	Hologic, Inc., 4.38%, 10/15/2025 (e)	117
90	Kinetic Concepts, Inc., 7.88%, 02/15/2021 (e)	94
120	Koninklijke Philips NV, (Netherlands), 3.75%, 03/15/2022	125
185	Mallinckrodt International Finance SA, 5.63%, 10/15/2023 (e)	157
360	Medtronic Global Holdings SCA, 3.35%, 04/01/2027	369
125	Medtronic, Inc., 4.38%, 03/15/2035	141
100	Stryker Corp., 4.10%, 04/01/2043	104

		1,970

	Health Care Providers & Services — 0.3%
123	Aetna, Inc., 4.75%, 03/15/2044	137
	Anthem, Inc.,
60	2.30%, 07/15/2018	60
100	3.35%, 12/01/2024	102
60	3.65%, 12/01/2027	61
50	5.10%, 01/15/2044	58
94	Cardinal Health, Inc., 3.75%, 09/15/2025	96
85	DaVita, Inc., 5.00%, 05/01/2025	85

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN FUNDS	39

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Health Care Providers & Services — continued
	Express Scripts Holding Co.,
200	3.05%, 11/30/2022	199
70	3.40%, 03/01/2027	69
240	3.50%, 06/15/2024	242
	HCA, Inc.,
20	5.25%, 04/15/2025	21
1,895	5.38%, 02/01/2025	1,961
170	5.88%, 02/15/2026	180
230	HealthSouth Corp., 5.75%, 11/01/2024	236
170	Kindred Healthcare, Inc., 8.75%, 01/15/2023	180
	Tenet Healthcare Corp.,
540	6.75%, 06/15/2023	524
25	7.00%, 08/01/2025 (e)	23
260	7.50%, 01/01/2022 (e)	273
180	8.13%, 04/01/2022	183
	UnitedHealth Group, Inc.,
200	2.88%, 03/15/2023	202
40	3.10%, 03/15/2026	41
105	3.95%, 10/15/2042	109

		5,042

	Health Care Technology — 0.0% (g)
200	Quintiles IMS, Inc., 5.00%, 10/15/2026 (e)	205

	Life Sciences Tools & Services — 0.0% (g)
	Thermo Fisher Scientific, Inc.,
46	3.15%, 01/15/2023	47
165	3.20%, 08/15/2027	163
46	4.15%, 02/01/2024	49

		259

	Pharmaceuticals — 0.2%
	Allergan Funding SCS,
111	3.45%, 03/15/2022	113
582	3.80%, 03/15/2025	592
50	4.55%, 03/15/2035	53
200	Allergan, Inc., 2.80%, 03/15/2023	198
	Johnson & Johnson,
177	2.63%, 01/15/2025	176
105	3.40%, 01/15/2038	107
	Mylan NV,
200	3.15%, 06/15/2021	201
51	3.95%, 06/15/2026	51
65	Mylan, Inc., 2.60%, 06/24/2018	65
200	Roche Holdings, Inc., (Switzerland), 2.38%, 01/28/2027 (e)	190

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Pharmaceuticals — continued
	Shire Acquisitions Investments Ireland DAC,
100	2.88%, 09/23/2023	98
115	3.20%, 09/23/2026	113
100	Teva Pharmaceutical Finance Netherlands III BV, (Israel), 4.10%, 10/01/2046	76
	Valeant Pharmaceuticals International, Inc.,
60	5.50%, 11/01/2025 (e)	61
1,475	5.88%, 05/15/2023 (e)	1,366
30	6.50%, 03/15/2022 (e)	32
85	7.00%, 03/15/2024 (e)	91
95	9.00%, 12/15/2025 (e)	99

		3,682

	Total Health Care	12,857

	Industrials — 0.8%
	Aerospace & Defense — 0.2%
140	Arconic, Inc., 5.90%, 02/01/2027	157
50	Boeing Co. (The), 6.63%, 02/15/2038	71
105	Bombardier, Inc., (Canada), 7.50%, 03/15/2025 (e)	106
175	KLX, Inc., 5.88%, 12/01/2022 (e)	183
45	Kratos Defense & Security Solutions, Inc., 6.50%, 11/30/2025 (e)	47
55	L3 Technologies, Inc., 3.85%, 12/15/2026	57
	Lockheed Martin Corp.,
235	3.55%, 01/15/2026	244
293	Series B, 6.15%, 09/01/2036	388
	Northrop Grumman Corp.,
85	2.55%, 10/15/2022	84
200	2.93%, 01/15/2025	199
165	3.25%, 01/15/2028	165
150	Precision Castparts Corp., 4.20%, 06/15/2035	160
	Rockwell Collins, Inc.,
180	2.80%, 03/15/2022	180
225	3.20%, 03/15/2024	227
40	Textron, Inc., 3.88%, 03/01/2025	42
100	TransDigm, Inc., 6.50%, 05/15/2025	102
	Triumph Group, Inc.,
195	4.88%, 04/01/2021	192
55	7.75%, 08/15/2025 (e)	58
	United Technologies Corp.,
140	2.80%, 05/04/2024	139
50	3.75%, 11/01/2046	50
180	5.40%, 05/01/2035	218

		3,069

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN FUNDS	DECEMBER 31, 2017

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Air Freight & Logistics — 0.0% (g)
55	FedEx Corp., 4.10%, 02/01/2045	57
145	United Parcel Service, Inc., 2.80%, 11/15/2024	145
220	XPO Logistics, Inc., 6.50%, 06/15/2022 (e)	230

		432

	Airlines — 0.0% (g)
15	Air Canada Pass-Through Trust, (Canada), Series 2017-1, 3.70%, 01/15/2026 (e)	15

	Building Products — 0.1%
200	CRH America Finance, Inc., (Ireland), 3.40%, 05/09/2027 (e)	200
	Jeld-Wen, Inc.,
20	4.63%, 12/15/2025 (e)	20
20	4.88%, 12/15/2027 (e)	20
	Johnson Controls International plc,
160	4.25%, 03/01/2021	168
45	4.50%, 02/15/2047	49
125	5.00%, 03/30/2020	132
	Masco Corp.,
45	3.50%, 04/01/2021	46
60	4.50%, 05/15/2047	61
65	Owens Corning, 4.30%, 07/15/2047	64
170	RSI Home Products, Inc., 6.50%, 03/15/2023 (e)	178
100	Standard Industries, Inc., 4.75%, 01/15/2028 (e)	100

		1,038

	Commercial Services & Supplies — 0.1%
45	ACCO Brands Corp., 5.25%, 12/15/2024 (e)	46
	ADT Corp. (The),
110	3.50%, 07/15/2022	108
100	4.13%, 06/15/2023	100
295	Clean Harbors, Inc., 5.13%, 06/01/2021	298
	Republic Services, Inc.,
150	3.38%, 11/15/2027	151
150	5.50%, 09/15/2019	158

		861

	Construction & Engineering — 0.0% (g)
190	AECOM, 5.88%, 10/15/2024	206
45	Great Lakes Dredge & Dock Corp., 8.00%, 05/15/2022	47

		253

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Electrical Equipment — 0.0% (g)
	Eaton Corp.,
50	3.10%, 09/15/2027	49
160	4.00%, 11/02/2032	165
120	General Cable Corp., 5.75%, 10/01/2022	125

		339

	Industrial Conglomerates — 0.1%
	General Electric Co.,
175	3.45%, 05/15/2024	180
150	Series D, (ICE LIBOR USD 3 Month + 3.33%), 5.00%, 01/21/2021 (x) (y) (aa)	155
61	6.75%, 03/15/2032	84
139	Honeywell International, Inc., 3.35%, 12/01/2023	144
	Roper Technologies, Inc.,
31	3.00%, 12/15/2020	31
85	3.80%, 12/15/2026	88

		682

	Machinery — 0.0% (g)
50	CNH Industrial Capital LLC, 4.38%, 04/05/2022	52
110	Novelis Corp., 6.25%, 08/15/2024 (e)	115
30	RBS Global, Inc., 4.88%, 12/15/2025 (e)	30
195	SPX FLOW, Inc., 5.63%, 08/15/2024 (e)	205
70	Terex Corp., 5.63%, 02/01/2025 (e)	73
35	TriMas Corp., 4.88%, 10/15/2025 (e)	35
45	Wabash National Corp., 5.50%, 10/01/2025 (e)	46
70	Welbilt, Inc., 9.50%, 02/15/2024	80
30	Xylem, Inc., 4.38%, 11/01/2046	32

		668

	Road & Rail — 0.2%
435	Avis Budget Car Rental LLC, 6.38%, 04/01/2024 (e)	453
30	Burlington Northern Santa Fe LLC, 4.13%, 06/15/2047	33
	Canadian Pacific Railway Co., (Canada),
65	2.90%, 02/01/2025	64
150	4.80%, 09/15/2035	175
63	7.13%, 10/15/2031	86
255	CSX Corp., 3.25%, 06/01/2027	255
	ERAC USA Finance LLC,
40	2.80%, 11/01/2018 (e)	40
150	3.85%, 11/15/2024 (e)	155
35	4.50%, 08/16/2021 (e)	37

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN FUNDS	41

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Road & Rail — continued
251	Herc Rentals, Inc., 7.75%, 06/01/2024 (e)	275
	Hertz Corp. (The),
305	5.50%, 10/15/2024 (e)	275
150	6.25%, 10/15/2022	145
230	7.63%, 06/01/2022 (e)	241
150	JB Hunt Transport Services, Inc., 3.30%, 08/15/2022	152
	Norfolk Southern Corp.,
105	2.90%, 06/15/2026	103
110	3.15%, 06/01/2027	110
391	4.84%, 10/01/2041	455
	Penske Truck Leasing Co. LP,
35	2.50%, 06/15/2019 (e)	35
160	4.20%, 04/01/2027 (e)	166
	Ryder System, Inc.,
83	2.45%, 09/03/2019	83
113	2.50%, 05/11/2020	113
300	Union Pacific Corp., 3.80%, 10/01/2051	306

		3,757

	Trading Companies & Distributors — 0.1%
	Air Lease Corp.,
120	3.63%, 04/01/2027	120
200	3.63%, 12/01/2027	200
230	Aircastle Ltd., 5.00%, 04/01/2023	242
280	Aviation Capital Group LLC, 2.88%, 01/20/2022 (e)	280
200	HD Supply, Inc., 5.75%, 04/15/2024 (e)	212
272	International Lease Finance Corp., 3.88%, 04/15/2018	273
	United Rentals North America, Inc.,
95	4.88%, 01/15/2028	96
335	5.50%, 07/15/2025	355
68	WW Grainger, Inc., 4.60%, 06/15/2045	74

		1,852

	Total Industrials	12,966

	Information Technology — 0.8%
	Communications Equipment — 0.1%
420	CommScope Technologies LLC, 6.00%, 06/15/2025 (e)	446
	Harris Corp.,
225	3.83%, 04/27/2025	233
250	4.85%, 04/27/2035	280

		959

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Electronic Equipment, Instruments & Components — 0.0% (g)
125	Anixter, Inc., 5.50%, 03/01/2023	134
	Arrow Electronics, Inc.,
95	3.88%, 01/12/2028	95
100	4.50%, 03/01/2023	105
35	Corning, Inc., 4.38%, 11/15/2057	35

		369

	Internet Software & Services — 0.0% (g)
190	Cogent Communications Group, Inc., 5.38%, 03/01/2022 (e)	200
120	Rackspace Hosting, Inc., 8.63%, 11/15/2024 (e)	128
250	Zayo Group LLC, 6.38%, 05/15/2025	264

		592

	IT Services — 0.1%
69	DXC Technology Co., 4.25%, 04/15/2024	72
	First Data Corp.,
325	5.38%, 08/15/2023 (e)	338
650	5.75%, 01/15/2024 (e)	675
40	Gartner, Inc., 5.13%, 04/01/2025 (e)	42
	International Business Machines Corp.,
100	3.63%, 02/12/2024	105
130	7.00%, 10/30/2025	166
180	Western Union Co. (The), 3.60%, 03/15/2022	182

		1,580

	Semiconductors & Semiconductor Equipment — 0.1%
	Amkor Technology, Inc.,
190	6.38%, 10/01/2022	196
110	6.63%, 06/01/2021	111
	Analog Devices, Inc.,
37	3.13%, 12/05/2023	37
80	3.50%, 12/05/2026	81
	Broadcom Corp.,
25	3.50%, 01/15/2028 (e)	24
241	3.63%, 01/15/2024 (e)	239
80	Entegris, Inc., 4.63%, 02/10/2026 (e)	81
	Intel Corp.,
113	2.88%, 05/11/2024	114
90	3.15%, 05/11/2027	92
55	4.10%, 05/11/2047	60
100	MagnaChip Semiconductor Corp., (South Korea), 6.63%, 07/15/2021	97
245	Micron Technology, Inc., 5.25%, 01/15/2024 (e)	255

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN FUNDS	DECEMBER 31, 2017

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Semiconductors & Semiconductor Equipment — continued
295	NXP BV, (Netherlands), 5.75%, 03/15/2023 (e)	305
	QUALCOMM, Inc.,
160	2.90%, 05/20/2024	156
94	3.25%, 05/20/2027	92
400	Sensata Technologies UK Financing Co. plc, 6.25%, 02/15/2026 (e)	435

		2,375

	Software — 0.3%
155	ACI Worldwide, Inc., 6.38%, 08/15/2020 (e)	158
20	CDK Global, Inc., 4.88%, 06/01/2027 (e)	20
560	Infor US, Inc., 6.50%, 05/15/2022	580
90	Informatica LLC, 7.13%, 07/15/2023 (e)	92
	Microsoft Corp.,
1,110	2.40%, 08/08/2026	1,070
145	3.50%, 02/12/2035	151
130	3.70%, 08/08/2046	135
160	3.75%, 05/01/2043	168
217	4.10%, 02/06/2037	242
	Oracle Corp.,
56	2.40%, 09/15/2023	55
1,400	2.95%, 11/15/2024	1,410
235	3.25%, 11/15/2027	239
65	3.80%, 11/15/2037	68

		4,388

	Technology Hardware, Storage & Peripherals — 0.2%
	Apple, Inc.,
620	2.75%, 01/13/2025	615
210	2.90%, 09/12/2027	207
146	3.00%, 02/09/2024	148
256	3.20%, 05/13/2025	261
110	3.20%, 05/11/2027	111
485	3.25%, 02/23/2026	495
65	3.45%, 02/09/2045	63
	Dell International LLC,
80	5.45%, 06/15/2023 (e)	86
335	5.88%, 06/15/2021 (e)	348
185	6.02%, 06/15/2026 (e)	204
	Western Digital Corp.,
230	7.38%, 04/01/2023 (e)	248
330	10.50%, 04/01/2024	383

		3,169

	Total Information Technology	13,432

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Materials — 0.4%
	Chemicals — 0.2%
	Agrium, Inc., (Canada),
22	3.38%, 03/15/2025	22
120	4.13%, 03/15/2035	124
100	6.13%, 01/15/2041	127
90	Chemours Co. (The), 6.63%, 05/15/2023	95
	Dow Chemical Co. (The),
19	3.00%, 11/15/2022	19
19	4.13%, 11/15/2021	20
129	Ecolab, Inc., 3.25%, 12/01/2027 (e)	129
89	EI du Pont de Nemours & Co., 4.15%, 02/15/2043	92
140	GCP Applied Technologies, Inc., 9.50%, 02/01/2023 (e)	155
155	Hexion, Inc., 6.63%, 04/15/2020	139
150	Huntsman International LLC, 5.13%, 11/15/2022	160
480	INEOS Group Holdings SA, (Luxembourg), 5.63%, 08/01/2024 (e)	500
165	LSB Industries, Inc., SUB, 8.50%, 08/01/2019	163
	Mosaic Co. (The),
55	3.25%, 11/15/2022	54
35	4.05%, 11/15/2027	35
100	4.25%, 11/15/2023	104
166	5.63%, 11/15/2043	179
	NOVA Chemicals Corp., (Canada),
45	4.88%, 06/01/2024 (e)	45
65	5.25%, 06/01/2027 (e)	65
250	Potash Corp. of Saskatchewan, Inc., (Canada), 3.63%, 03/15/2024	256
100	Rain CII Carbon LLC, 7.25%, 04/01/2025 (e)	109
	Scotts Miracle-Gro Co. (The),
15	5.25%, 12/15/2026	16
100	6.00%, 10/15/2023	106
	Sherwin-Williams Co. (The),
50	3.30%, 02/01/2025	49
51	3.45%, 06/01/2027	52
30	4.50%, 06/01/2047	33
60	Trinseo Materials Operating SCA, 5.38%, 09/01/2025 (e)	62
150	Union Carbide Corp., 7.75%, 10/01/2096	207
40	Westlake Chemical Corp., 4.38%, 11/15/2047	42

		3,159

	Construction Materials — 0.0% (g)
200	CRH America, Inc., (Ireland), 3.88%, 05/18/2025 (e)	209

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN FUNDS	43

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Construction Materials — continued
	Martin Marietta Materials, Inc.,
153	3.45%, 06/01/2027	151
265	3.50%, 12/15/2027	263
55	4.25%, 12/15/2047	54
40	Vulcan Materials Co., 4.50%, 06/15/2047	41

		718

	Containers & Packaging — 0.1%
	Ardagh Packaging Finance plc, (Ireland),
200	6.00%, 02/15/2025 (e)	211
340	7.25%, 05/15/2024 (e)	370
35	BWAY Holding Co., 5.50%, 04/15/2024 (e)	36
150	International Paper Co., 3.80%, 01/15/2026	155
30	Packaging Corp. of America, 3.40%, 12/15/2027	30
325	Reynolds Group Issuer, Inc., 5.75%, 10/15/2020	330
100	WestRock Co., 3.00%, 09/15/2024 (e)	99

		1,231

	Metals & Mining — 0.1%
	BHP Billiton Finance USA Ltd., (Australia),
70	4.13%, 02/24/2042	75
34	5.00%, 09/30/2043	42
200	FMG Resources August 2006 Pty. Ltd., (Australia), 9.75%, 03/01/2022 (e)	221
	Freeport-McMoRan, Inc.,
250	3.55%, 03/01/2022	247
40	3.88%, 03/15/2023	40
175	4.55%, 11/14/2024	178
95	Glencore Funding LLC, (Switzerland), 4.00%, 03/27/2027 (e)	95
20	Newcrest Finance Pty. Ltd., (Australia), 5.75%, 11/15/2041 (e)	23
	Nucor Corp.,
127	4.00%, 08/01/2023	133
40	5.20%, 08/01/2043	48
410	Vale Overseas Ltd., (Brazil), 6.25%, 08/10/2026	475

		1,577

	Total Materials	6,685

	Real Estate — 0.4%
	Equity Real Estate Investment Trusts (REITs) — 0.4%
	American Tower Corp.,
95	3.13%, 01/15/2027	91
40	3.50%, 01/31/2023	41

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Equity Real Estate Investment Trusts (REITs) — continued
325	3.60%, 01/15/2028	323
14	4.40%, 02/15/2026	15
250	AvalonBay Communities, Inc., 3.20%, 01/15/2028	249
	Boston Properties LP,
70	3.65%, 02/01/2026	71
85	3.80%, 02/01/2024	88
200	3.85%, 02/01/2023	208
80	Brixmor Operating Partnership LP, 3.85%, 02/01/2025	80
240	Crown Castle International Corp., 4.45%, 02/15/2026	252
121	DDR Corp., 3.90%, 08/15/2024	122
84	Duke Realty LP, 3.63%, 04/15/2023	86
157	EPR Properties, 4.50%, 06/01/2027	158
190	Equinix, Inc., 5.88%, 01/15/2026	204
158	ERP Operating LP, 4.63%, 12/15/2021	169
160	ESH Hospitality, Inc., 5.25%, 05/01/2025 (e)	162
	GEO Group, Inc. (The),
110	5.13%, 04/01/2023	110
210	5.88%, 10/15/2024	216
142	Goodman US Finance Three LLC, (Australia), 3.70%, 03/15/2028 (e)	141
	HCP, Inc.,
352	3.88%, 08/15/2024	360
65	4.20%, 03/01/2024	68
	Liberty Property LP,
45	3.38%, 06/15/2023	46
50	4.40%, 02/15/2024	53
	MGM Growth Properties Operating Partnership LP,
15	4.50%, 01/15/2028 (e)	14
120	5.63%, 05/01/2024	128
51	National Retail Properties, Inc., 3.60%, 12/15/2026	51
38	Prologis LP, 4.25%, 08/15/2023	41
	Realty Income Corp.,
305	3.65%, 01/15/2028	307
100	3.88%, 07/15/2024	103
100	4.13%, 10/15/2026	104
250	RHP Hotel Properties LP, 5.00%, 04/15/2021	254
250	Scentre Group Trust 1, (Australia), 3.50%, 02/12/2025 (e)	251
	Simon Property Group LP,
215	3.30%, 01/15/2026	215
445	3.38%, 12/01/2027	447
17	4.38%, 03/01/2021	18

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN FUNDS	DECEMBER 31, 2017

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Equity Real Estate Investment Trusts (REITs) — continued
	Uniti Group LP,
155	6.00%, 04/15/2023 (e)	152
25	7.13%, 12/15/2024 (e)	23
70	8.25%, 10/15/2023	67
	Ventas Realty LP,
80	2.70%, 04/01/2020	80
59	3.75%, 05/01/2024	61
50	3.85%, 04/01/2027	51
193	4.13%, 01/15/2026	201
2	4.38%, 02/01/2045	2
	VEREIT Operating Partnership LP,
100	3.95%, 08/15/2027	99
193	4.60%, 02/06/2024	202
165	VICI Properties 1 LLC, 8.00%, 10/15/2023	184
	Welltower, Inc.,
130	4.00%, 06/01/2025	135
91	4.50%, 01/15/2024	97

		6,600

	Real Estate Management & Development — 0.0% (g)
200	Ontario Teachers’ Cadillac Fairview Properties Trust, (Canada), 3.88%, 03/20/2027 (e)	205

	Total Real Estate	6,805

	Telecommunication Services — 0.8%
	Diversified Telecommunication Services — 0.6%
	AT&T, Inc.,
500	3.40%, 05/15/2025	491
220	3.90%, 08/14/2027	221
200	3.95%, 01/15/2025	205
350	4.25%, 03/01/2027	357
271	4.30%, 02/15/2030 (e)	271
195	4.35%, 06/15/2045	180
40	4.45%, 04/01/2024	42
160	4.50%, 05/15/2035	159
85	4.50%, 03/09/2048	79
700	4.90%, 08/14/2037	710
135	5.25%, 03/01/2037	143
150	6.00%, 08/15/2040	170
100	British Telecommunications plc, (United Kingdom), 9.12%, 12/15/2030	149
	CCO Holdings LLC,
125	5.00%, 02/01/2028 (e)	122
40	5.50%, 05/01/2026 (e)	41
820	5.75%, 02/15/2026 (e)	852
435	5.88%, 04/01/2024 (e)	453

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Diversified Telecommunication Services — continued
285	CenturyLink, Inc., 5.63%, 04/01/2025	259
380	Frontier Communications Corp., 11.00%, 09/15/2025	279
140	GCI, Inc., 6.88%, 04/15/2025	149
	Intelsat Jackson Holdings SA, (Luxembourg),
300	5.50%, 08/01/2023	245
160	7.25%, 10/15/2020	150
150	8.00%, 02/15/2024 (e)	158
	Level 3 Financing, Inc.,
355	5.38%, 01/15/2024	355
15	5.38%, 05/01/2025	15
40	SES GLOBAL Americas Holdings GP, (Luxembourg), 2.50%, 03/25/2019 (e)	40
585	SFR Group SA, (France), 7.38%, 05/01/2026 (e)	603
360	Sprint Capital Corp., 8.75%, 03/15/2032	409
	Telefonica Emisiones SAU, (Spain),
345	4.10%, 03/08/2027	356
102	5.13%, 04/27/2020	108
	Verizon Communications, Inc.,
110	4.13%, 03/16/2027	115
290	4.13%, 08/15/2046	267
809	4.15%, 03/15/2024	851
190	4.27%, 01/15/2036	189
100	4.40%, 11/01/2034	102
101	4.52%, 09/15/2048	99
93	4.67%, 03/15/2055	90
147	4.86%, 08/21/2046	153
20	5.01%, 08/21/2054	20
91	5.25%, 03/16/2037	100
200	Virgin Media Secured Finance plc, (United Kingdom), 5.50%, 01/15/2025 (e)	205
	Windstream Services LLC,
5	6.38%, 08/01/2023	3
542	8.75%, 12/15/2024 (e)	379

		10,344

	Wireless Telecommunication Services — 0.2%
100	America Movil SAB de CV, (Mexico), 5.00%, 03/30/2020	105
76	Rogers Communications, Inc., (Canada), 3.63%, 12/15/2025	78
	Sprint Corp.,
975	7.63%, 02/15/2025	1,021
480	7.88%, 09/15/2023	511
745	T-Mobile USA, Inc., 6.50%, 01/15/2024	790

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN FUNDS	45

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Wireless Telecommunication Services — continued
240	United States Cellular Corp., 6.70%, 12/15/2033	250
50	Vodafone Group plc, (United Kingdom), 6.15%, 02/27/2037	63

		2,818

	Total Telecommunication Services	13,162

	Utilities — 0.7%
	Electric Utilities — 0.5%
	Alabama Power Co.,
61	Series 13-A, 3.55%, 12/01/2023	63
200	3.85%, 12/01/2042	206
86	American Transmission Systems, Inc., 5.25%, 01/15/2022 (e)	93
100	Appalachian Power Co., 4.60%, 03/30/2021	106
150	Arizona Public Service Co., 4.50%, 04/01/2042	169
80	Avangrid, Inc., 3.15%, 12/01/2024	80
92	CenterPoint Energy Houston Electric LLC, Series AA, 3.00%, 02/01/2027	92
20	Cleveland Electric Illuminating Co. (The), 3.50%, 04/01/2028 (e)	20
180	Commonwealth Edison Co., 2.55%, 06/15/2026	174
125	Connecticut Light & Power Co. (The), Series A, 3.20%, 03/15/2027	127
140	DTE Electric Co., 3.38%, 03/01/2025	144
85	Duke Energy Carolinas LLC, 3.70%, 12/01/2047	87
95	Duke Energy Corp., 3.15%, 08/15/2027	94
80	Duke Energy Indiana LLC, 3.75%, 05/15/2046	82
	Duke Energy Progress LLC,
150	4.10%, 03/15/2043	163
25	4.15%, 12/01/2044	27
55	Duquesne Light Holdings, Inc., 3.62%, 08/01/2027 (e)	55
	Edison International,
25	2.40%, 09/15/2022	25
105	2.95%, 03/15/2023	105
	Electricite de France SA, (France),
80	2.15%, 01/22/2019 (e)	80
35	4.88%, 01/22/2044 (e)	39
80	Emera US Finance LP, (Canada), 4.75%, 06/15/2046	88
205	Enel Finance International NV, (Italy), 3.50%, 04/06/2028 (e)	200
100	Entergy Arkansas, Inc., 3.50%, 04/01/2026	103

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Electric Utilities — continued
60	Entergy Corp., 2.95%, 09/01/2026	58
40	Entergy Mississippi, Inc., 2.85%, 06/01/2028	39
15	Exelon Corp., 2.45%, 04/15/2021	15
	FirstEnergy Corp.,
65	Series B, 3.90%, 07/15/2027	67
30	Series C, 4.85%, 07/15/2047	33
300	Florida Power & Light Co., 3.70%, 12/01/2047	312
294	Fortis, Inc., (Canada), 3.06%, 10/04/2026	284
35	Great Plains Energy, Inc., 4.85%, 06/01/2021	37
45	Gulf Power Co., Series A, 3.30%, 05/30/2027	45
45	Indiana Michigan Power Co., Series L, 3.75%, 07/01/2047	46
	ITC Holdings Corp.,
75	3.35%, 11/15/2027 (e)	75
135	3.65%, 06/15/2024	138
265	Jersey Central Power & Light Co., 4.30%, 01/15/2026 (e)	277
200	Kansas City Power & Light Co., 5.30%, 10/01/2041	237
50	Kentucky Utilities Co., 3.30%, 10/01/2025	51
24	Louisville Gas & Electric Co., Series 25, 3.30%, 10/01/2025	25
	MidAmerican Energy Co.,
309	3.10%, 05/01/2027	310
244	3.50%, 10/15/2024	255
34	Nevada Power Co., 5.45%, 05/15/2041	42
223	New England Power Co., (United Kingdom), 3.80%, 12/05/2047 (e)	228
	Oncor Electric Delivery Co. LLC,
115	2.15%, 06/01/2019	114
12	2.95%, 04/01/2025	12
	Pacific Gas & Electric Co.,
75	2.95%, 03/01/2026	73
75	3.25%, 06/15/2023	76
100	3.50%, 06/15/2025	102
250	6.05%, 03/01/2034	315
400	PECO Energy Co., 4.80%, 10/15/2043	472
75	Pennsylvania Electric Co., 3.25%, 03/15/2028 (e)	74
	PPL Electric Utilities Corp.,
104	4.13%, 06/15/2044	113
42	4.75%, 07/15/2043	50
117	Progress Energy, Inc., 4.40%, 01/15/2021	123
150	Public Service Co. of Colorado, 2.50%, 03/15/2023	149

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN FUNDS	DECEMBER 31, 2017

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Electric Utilities — continued
30	Public Service Co. of New Hampshire, 3.50%, 11/01/2023	31
115	Public Service Electric & Gas Co., 3.60%, 12/01/2047	118
	Sierra Pacific Power Co.,
240	2.60%, 05/01/2026	232
41	Series T, 3.38%, 08/15/2023	42
	Southern California Edison Co.,
40	4.50%, 09/01/2040	45
66	4.65%, 10/01/2043	77
100	6.65%, 04/01/2029	128
219	Southwestern Electric Power Co., Series J, 3.90%, 04/01/2045	224
50	Southwestern Public Service Co., 3.70%, 08/15/2047	51
	Virginia Electric & Power Co.,
150	Series C, 2.75%, 03/15/2023	149
150	2.95%, 01/15/2022	152
21	3.45%, 02/15/2024	22
75	4.00%, 01/15/2043	79
165	Wisconsin Electric Power Co., 3.10%, 06/01/2025	166

		8,185

	Gas Utilities — 0.0% (g)
55	AmeriGas Partners LP, 5.50%, 05/20/2025	56
86	CenterPoint Energy Resources Corp., 4.50%, 01/15/2021	90
	Dominion Energy Gas Holdings LLC,
70	2.50%, 12/15/2019	70
48	4.60%, 12/15/2044	53
200	Southern California Gas Co., 3.20%, 06/15/2025	204
31	Southern Natural Gas Co. LLC, 4.80%, 03/15/2047 (e)	34

		507

	Independent Power and Renewable Electricity Producers — 0.1%
100	AES Corp., 5.50%, 03/15/2024	104
45	Calpine Corp., 5.25%, 06/01/2026 (e)	44
	Dynegy, Inc.,
135	5.88%, 06/01/2023	137
50	8.00%, 01/15/2025 (e)	54
	Exelon Generation Co. LLC,
65	3.40%, 03/15/2022	66
94	5.75%, 10/01/2041	103

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Independent Power and Renewable Electricity Producers — continued
40	NRG Energy, Inc., 6.63%, 01/15/2027	42
75	Southern Power Co., Series F, 4.95%, 12/15/2046	82

		632

	Multi-Utilities — 0.1%
80	Ameren Illinois Co., 3.70%, 12/01/2047	82
	CMS Energy Corp.,
50	2.95%, 02/15/2027	48
285	3.45%, 08/15/2027	288
	Consolidated Edison Co. of New York, Inc.,
85	Series C, 4.00%, 11/15/2057	89
100	Series 08-B, 6.75%, 04/01/2038	143
125	Dominion Energy, Inc., Series D, 2.85%, 08/15/2026	121
61	DTE Energy Co., Series F, 3.85%, 12/01/2023	63
	NiSource Finance Corp.,
92	2.65%, 11/17/2022	91
40	3.95%, 03/30/2048	41
65	4.80%, 02/15/2044	73
15	5.65%, 02/01/2045	19
	Sempra Energy,
80	2.40%, 03/15/2020	80
45	3.25%, 06/15/2027	45
144	4.05%, 12/01/2023	150
	Southern Co. Gas Capital Corp.,
77	3.25%, 06/15/2026	77
200	5.25%, 08/15/2019	208
18	5.88%, 03/15/2041	22

		1,640

	Water Utilities — 0.0% (g)
	American Water Capital Corp.,
100	3.40%, 03/01/2025	103
100	6.59%, 10/15/2037	139

		242

	Total Utilities	11,206

	Total Corporate Bonds (Cost $160,334)	163,987

Exchange Traded Fund — 0.0% (g)
	U.S. Equity — 0.0%
3	iShares Russell 2000 Fund (Cost $425)	458

Foreign Government Securities — 0.0% (g)
150	Republic of Colombia, (Colombia), 7.38%, 09/18/2037	202

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN FUNDS	47

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Foreign Government Securities — continued
20	Republic of Peru, (Peru), 5.63%, 11/18/2050	26
	Republic of Poland, (Poland),
100	3.25%, 04/06/2026	102
50	4.00%, 01/22/2024	53
	United Mexican States, (Mexico),
86	4.00%, 10/02/2023	90
143	5.55%, 01/21/2045	161

	Total Foreign Government Securities (Cost $589)	634

SHARES
Investment Companies — 13.2% (b)
4,486	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	37,548
1,849	JPMorgan Emerging Markets Equity Fund, Class R6 Shares	55,335
2,904	JPMorgan Emerging Markets Strategic Debt Fund, Class R6 Shares	24,595
6,991	JPMorgan High Yield Fund, Class R6 Shares	51,806
991	JPMorgan Mid Cap Equity Fund, Class R6 Shares	50,353

	Total Investment Companies (Cost $182,520)	219,637

PRINCIPAL AMOUNT($)
Mortgage-Backed Securities — 0.7%
	FNMA,
1,000	3.10%, 01/01/2028	1,017
135	ARM, 1.59%, 01/01/2023 (z)	135
16	FHLMC Gold Pools, 15 Year, Single Family, 5.50%, 02/01/2024	17
	FHLMC Gold Pools, 30 Year, Single Family,
155	4.50%, 05/01/2041	165
83	5.50%, 02/01/2039	92
108	6.00%, 08/01/36 - 12/01/36	121
2	7.00%, 02/01/2026	2
4	7.50%, 05/01/26 - 08/01/27	4
2	8.00%, 04/01/25 - 05/01/25	3
3	8.50%, 07/01/2026	4
	FNMA, 15 Year, Single Family,
2	4.50%, 05/01/2019	2
2	5.00%, 10/01/2019	2
24	6.00%, 10/01/19 - 01/01/24	25
82	FNMA, 20 Year, Single Family, 5.50%, 02/01/2028	89
	FNMA, 30 Year, Single Family,
130	6.00%, 12/01/32 - 04/01/35	149
123	6.50%, 02/01/26 - 10/01/38	140

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

71	7.00%, 03/01/26 - 11/01/38	80
14	8.00%, 11/01/22 - 06/01/24	15
6	9.00%, 08/01/2024	6
	FNMA, Other,
194	1.74%, 05/01/2020	191
452	2.35%, 05/01/23 - 08/01/28	437
228	2.41%, 01/01/2023	227
400	2.46%, 10/01/2026	389
183	2.53%, 03/01/2023	183
177	2.71%, 04/01/2023	179
225	2.84%, 06/01/2022	228
89	2.90%, 06/01/2022	91
439	3.03%, 12/01/21 - 04/01/27	446
141	3.05%, 10/01/2020	143
94	3.11%, 10/01/2021	96
193	3.37%, 11/01/2020	198
500	3.38%, 12/01/2023	520
194	3.48%, 12/01/2020	200
140	3.59%, 10/01/2020	144
500	3.69%, 11/01/2023	527
131	3.70%, 12/01/2020	136
359	3.75%, 06/01/2018	360
375	3.76%, 08/01/2023	396
155	3.82%, 05/01/2022	161
400	3.86%, 11/01/2023	425
470	3.94%, 12/01/2025	507
400	4.04%, 10/01/2020	417
468	4.30%, 06/01/2021	495
271	4.33%, 04/01/2021	287
222	4.37%, 02/01/2020	231
450	2.57%, 08/01/2028	438
750	3.03%, 04/01/2030	748
	GNMA I, 30 Year, Single Family,
20	6.50%, 01/15/24 - 03/15/28	23
44	7.00%, 04/15/24 - 05/15/26	45
10	7.50%, 06/15/25 - 05/15/26	9
12	8.00%, 04/15/24 - 09/15/27	13
14	8.50%, 06/15/22 - 12/15/22	14
	GNMA II, 30 Year, Single Family,
2	8.00%, 07/20/2028	2
8	8.50%, 09/20/2025	9

	Total Mortgage-Backed Securities (Cost $10,825)	10,983

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN FUNDS	DECEMBER 31, 2017

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — 0.0% (g) (t)
	New York — 0.0% (g)
35	New York State Dormitory Authority, State Personal Income Tax, General Purpose, Series D, Rev., 5.60%, 03/15/2040	45
150	Port Authority of New York & New Jersey, Consolidated, 164th Series, Series 164, Rev., 5.65%, 11/01/2040	193

		238

	Ohio — 0.0% (g)
210	American Municipal Power, Inc., Meldahl Hydroelectric Project, Series B, Rev., 7.50%, 02/15/2050	316

	Total Municipal Bonds (Cost $395)	554

U.S. Government Agency Securities — 0.0% (g)
250	Resolution Funding Corp. STRIPS, 1.72%, 07/15/2020 (n)	237
	Tennessee Valley Authority,
74	1.75%, 10/15/2018	74
44	4.63%, 09/15/2060	56

	Total U.S. Government Agency Securities (Cost $357)	367

U.S. Treasury Obligations — 6.6%
	U.S. Treasury Bonds,
6,300	2.75%, 11/15/2042	6,333
140	2.75%, 08/15/2047	140
1,000	4.25%, 05/15/2039	1,263
2,000	5.50%, 08/15/2028	2,573
	U.S. Treasury Notes,
8,438	0.75%, 01/31/2018 (k)	8,435
4,000	1.00%, 11/30/2019	3,934
1,500	1.25%, 12/15/2018	1,492
2,000	1.50%, 02/28/2023	1,929
2,000	1.63%, 04/30/2019	1,994
4,000	1.63%, 07/31/2020	3,969
1,000	1.63%, 11/30/2020	990
6,000	1.63%, 04/30/2023	5,816
18,000	1.63%, 02/15/2026	16,994
1,400	1.75%, 01/31/2023	1,368
4,000	1.75%, 05/15/2023	3,901
27,000	1.88%, 04/30/2022	26,675
700	2.00%, 11/30/2022	693
9,000	2.00%, 02/15/2025	8,795
8,000	2.13%, 03/31/2024	7,917
1,800	2.38%, 12/31/2020	1,820
3,000	3.50%, 02/15/2018	3,008

	Total U.S. Treasury Obligations (Cost $110,791)	110,039

NUMBER OF RIGHTS		SECURITY DESCRIPTION	VALUE($)
Rights — 0.0% (g)
		Consumer Discretionary — 0.0% (g)
		Media — 0.0% (g)
23		Media General, Inc., CVR (a) (bb)	1

		Energy — 0.0% (g)
		Oil, Gas & Consumable Fuels — 0.0% (g)
31		Repsol SA, (Spain), expiring 01/05/2018 (a) (Strike Price $0.39)	14

		Total Rights (Cost $14)	15

NUMBER OF WARRANTS
Warrants — 0.0%
		Financials — 0.0%
		Consumer Finance — 0.0%
—	(h)	Emergent Capital, Inc., expiring 10/01/2019 (Strike Price $10.75) (a) (bb) (Cost $—)	—

PRINCIPAL AMOUNT($)
Short-Term Investments — 4.8%
		U.S. Treasury Obligations — 0.0%
		U.S. Treasury Bills,
40		0.97%, 03/01/2018 (k) (n)	40
145		1.41%, 05/24/2018 (k) (n)	145

		Total U.S. Treasury Obligations (Cost $184)	185

SHARES
		Investment Companies — 4.8%
—	(h)	JPMorgan Prime Money Market Fund, Institutional Class Shares, 1.40% (b) (l)	—	(h)
79,959		JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 1.14% (b) (l)	79,959

		Total Investment Companies (Cost $79,959)	79,959

		Total Short-Term Investments (Cost $80,143)	80,144

		Total Investments — 99.5% (Cost $1,395,330)	1,657,674
		Other Assets in Excess of Liabilities — 0.5%	8,560

		NET ASSETS — 100.0%	$1,666,234

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN FUNDS	49

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (Unaudited) (continued)

(Amounts in thousands, except number of Futures contracts)

PORTFOLIO COMPOSITION BY COUNTRY*
United States	78.5%
Japan	3.6
United Kingdom	3.0
France	2.0
Switzerland	1.8
Germany	1.5
Netherlands	1.1
China	1.1
Others (each less than 1.0%)	7.4

*	Percentages indicated are based upon total investments as of December 31, 2017.

Futures Contracts Outstanding as of December 31, 2017:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
Hang Seng Index	3	01/2018	HKD	573	6
Australia 10 Year Bond	360	03/2018	AUD	36,279	(279)
EURO STOXX 50 Index	615	03/2018	EUR	25,709	(712)
FTSE 100 Index	5	03/2018	GBP	514	11
MSCI Emerging Markets E-Mini Index	554	03/2018	USD	32,234	1,321
S&P 500 E-Mini Index	242	03/2018	USD	32,380	405
TOPIX Index	190	03/2018	JPY	30,557	667
U.S. Treasury 10 Year Note	915	03/2018	USD	113,474	(351)
U.S. Treasury 2 Year Note	17	03/2018	USD	3,640	(6)
U.S. Treasury 5 Year Note	13	03/2018	USD	1,510	(4)
U.S. Treasury Long Bond	7	03/2018	USD	1,070	2
U.S. Treasury Ultra Bond	11	03/2018	USD	1,843	16

					1,076

Short Contracts
Euro-Bund	(174)	03/2018	EUR	(33,755)	386
FTSE 100 Index	(55)	03/2018	GBP	(5,650)	(205)
U.S. Treasury 10 Year Note	(15)	03/2018	USD	(1,860)	6
U.S. Treasury 10 Year Ultra Note	(43)	03/2018	USD	(5,740)	15
U.S. Treasury 2 Year Note	(257)	03/2018	USD	(55,022)	84

					286

					1,362

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN FUNDS	DECEMBER 31, 2017

Forward Foreign Currency Exchange Contracts Outstanding as of December 31, 2017:
CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) ($)
AUD	8,238	JPY	703,381	Goldman Sachs International	03/19/2018	160
AUD	18,201	USD	13,978	Goldman Sachs International	03/19/2018	222
AUD	4,080	USD	3,131	HSBC Bank, N.A.	03/19/2018	52
AUD	1,857	USD	1,396	National Australia Bank Ltd.	03/19/2018	53
AUD	6,236	USD	4,681	State Street Corp.	03/19/2018	184
CAD	7,942	EUR	5,247	State Street Corp.	03/19/2018	—	(h)
CAD	4,021	USD	3,132	Citibank, N.A.	03/19/2018	70
CAD	1,372	USD	1,068	Goldman Sachs International	03/19/2018	24
CAD	2,184	USD	1,700	National Australia Bank Ltd.	03/19/2018	38
CAD	24,003	USD	18,730	State Street Corp.	03/19/2018	384
CAD	4,004	USD	3,128	Union Bank of Switzerland AG	03/19/2018	60
CHF	1,547	USD	1,564	Goldman Sachs International	03/19/2018	32
CHF	1,533	USD	1,564	Royal Bank of Canada	03/19/2018	18
CLP	2,029,444	USD	3,104	Citibank, N.A.**	03/19/2018	192
CNY	19,241	USD	2,885	Deutsche Bank AG**	03/19/2018	53
CZK	23,480	USD	1,096	Citibank, N.A.	03/19/2018	11
CZK	29,052	USD	1,368	National Australia Bank Ltd.	03/19/2018	1
CZK	411,915	USD	19,152	Royal Bank of Canada	03/19/2018	264
EUR	2,387	CAD	3,610	Goldman Sachs International	03/19/2018	2
EUR	3,146	CAD	4,754	TD Bank Financial Group	03/19/2018	6
EUR	5,576	SEK	54,786	Goldman Sachs International	03/19/2018	11
EUR	749	USD	899	Citibank, N.A.	03/19/2018	3
EUR	13,350	USD	15,838	National Australia Bank Ltd.	03/19/2018	252
EUR	1,327	USD	1,567	Royal Bank of Canada	03/19/2018	32
GBP	1,165	USD	1,567	Barclays Bank plc	03/19/2018	10
GBP	3,678	USD	4,941	State Street Corp.	03/19/2018	38
HUF	1,637,806	USD	6,194	Goldman Sachs International	03/19/2018	155
HUF	420,260	USD	1,591	Royal Bank of Canada	03/19/2018	38
HUF	833,327	USD	3,184	State Street Corp.	03/19/2018	46
IDR	74,082,914	USD	5,417	Goldman Sachs International**	03/19/2018	31
IDR	9,817,809	USD	722	Goldman Sachs International**	03/19/2018	—	(h)
INR	394,644	USD	6,114	Goldman Sachs International**	03/19/2018	26
JPY	176,530	USD	1,564	Barclays Bank plc	03/19/2018	9
JPY	704,648	USD	6,256	Citibank, N.A.	03/19/2018	22
JPY	714,411	USD	6,336	HSBC Bank, N.A.	03/19/2018	29
JPY	144,694	USD	1,286	Royal Bank of Canada	03/19/2018	3
KRW	4,750,998	USD	4,346	Goldman Sachs International**	03/19/2018	109
NOK	13,072	USD	1,564	Goldman Sachs International	03/19/2018	32
NOK	13,056	USD	1,564	Royal Bank of Canada	03/19/2018	30
NZD	4,479	USD	3,142	Goldman Sachs International	03/19/2018	29
NZD	4,653	USD	3,294	HSBC Bank, N.A.	03/19/2018	1
NZD	2,286	USD	1,562	Royal Bank of Canada	03/19/2018	57
PHP	158,509	USD	3,121	Citibank, N.A.**	03/19/2018	46
PHP	78,921	USD	1,556	Goldman Sachs International**	03/19/2018	21
PLN	2,735	USD	767	Credit Suisse International	03/19/2018	18
PLN	3,001	USD	851	Goldman Sachs International	03/19/2018	11
PLN	50,775	USD	14,228	Merrill Lynch International	03/19/2018	362
PLN	2,317	USD	654	Royal Bank of Canada	03/19/2018	12
RON	11,392	USD	2,897	Citibank, N.A.	03/19/2018	28
RON	14,205	USD	3,626	Merrill Lynch International	03/19/2018	21
RUB	321,706	USD	5,354	Merrill Lynch International**	03/19/2018	165
SEK	13,256	CHF	1,548	TD Bank Financial Group	03/19/2018	26
SEK	198,607	EUR	19,968	Goldman Sachs International	03/19/2018	255

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN FUNDS	51

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (Unaudited) (continued)

(Amounts in thousands)

CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) ($)
THB	26,924	USD	827	Merrill Lynch International	03/19/2018	1
TRY	55,887	USD	14,002	Barclays Bank plc	03/19/2018	420
TRY	5,419	USD	1,383	Deutsche Bank AG	03/19/2018	15
TRY	4,430	USD	1,098	Goldman Sachs International	03/19/2018	45
TRY	5,927	USD	1,511	Royal Bank of Canada	03/19/2018	18
TWD	93,716	USD	3,151	Goldman Sachs International**	03/19/2018	35
USD	1,107	BRL	3,665	Goldman Sachs International**	03/19/2018	11
USD	3,138	BRL	10,468	Goldman Sachs International**	03/19/2018	8
USD	1,760	CLP	1,082,355	Goldman Sachs International**	03/19/2018	2
USD	1,646	PHP	82,264	Goldman Sachs International**	03/19/2018	3
USD	384	THB	12,438	Merrill Lynch International	03/19/2018	2
ZAR	15,595	USD	1,153	Deutsche Bank AG	03/19/2018	93
ZAR	4,581	USD	331	Royal Bank of Canada	03/19/2018	35
ZAR	16,792	USD	1,210	State Street Corp.	03/19/2018	132
USD	3,831	COP	11,466,199	Goldman Sachs International**	03/20/2018	14
USD	6,146	MXN	118,950	Goldman Sachs International	03/20/2018	178
USD	265	MXN	5,153	State Street Corp.	03/20/2018	7

Total unrealized appreciation						4,773

BRL	29,465	USD	8,837	Goldman Sachs International**	03/19/2018	(27)
BRL	2,712	USD	813	Merrill Lynch International**	03/19/2018	(2)
CHF	6,199	EUR	5,307	Goldman Sachs International	03/19/2018	(1)
CHF	3,094	EUR	2,653	Royal Bank of Canada	03/19/2018	(5)
CHF	1,549	SEK	13,185	Goldman Sachs International	03/19/2018	(16)
EUR	13,647	SEK	135,865	Goldman Sachs International	03/19/2018	(191)
GBP	3,685	EUR	4,146	Goldman Sachs International	03/19/2018	(9)
JPY	708,374	GBP	4,677	Citibank, N.A.	03/19/2018	(19)
JPY	1,134,257	USD	10,119	Royal Bank of Canada	03/19/2018	(14)
JPY	90,341	USD	808	State Street Corp.	03/19/2018	(3)
NOK	13,193	NZD	2,285	Goldman Sachs International	03/19/2018	(7)
RUB	47,870	USD	824	Goldman Sachs International**	03/19/2018	(3)
THB	179,245	USD	5,511	Merrill Lynch International	03/19/2018	(2)
USD	4,998	BRL	16,739	Merrill Lynch International**	03/19/2018	(7)
USD	3,287	CAD	4,141	Goldman Sachs International	03/19/2018	(11)
USD	4,692	CAD	6,018	HSBC Bank, N.A.	03/19/2018	(101)
USD	7,820	CAD	9,962	TD Bank Financial Group	03/19/2018	(113)
USD	13,864	CHF	13,582	Goldman Sachs International	03/19/2018	(150)
USD	1,644	CHF	1,602	Merrill Lynch International	03/19/2018	(10)
USD	34,973	CHF	34,458	State Street Corp.	03/19/2018	(581)
USD	2,036	CLP	1,306,116	Citibank, N.A.**	03/19/2018	(86)
USD	1,620	CLP	1,061,491	Goldman Sachs International**	03/19/2018	(104)
USD	7,127	CLP	4,661,588	Merrill Lynch International**	03/19/2018	(443)
USD	7,892	EUR	6,641	Goldman Sachs International	03/19/2018	(112)
USD	6,296	EUR	5,307	HSBC Bank, N.A.	03/19/2018	(100)
USD	763	EUR	640	Merrill Lynch International	03/19/2018	(9)
USD	3,308	EUR	2,766	State Street Corp.	03/19/2018	(26)
USD	11,847	GBP	8,791	Goldman Sachs International	03/19/2018	(50)
USD	8,628	HUF	2,292,252	Goldman Sachs International	03/19/2018	(256)
USD	651	HUF	170,233	State Street Corp.	03/19/2018	(9)
USD	3,858	IDR	52,868,389	Goldman Sachs International**	03/19/2018	(30)
USD	3,502	IDR	47,970,444	Goldman Sachs International**	03/19/2018	(26)
USD	509	ILS	1,800	Merrill Lynch International	03/19/2018	(10)
USD	5,822	ILS	20,397	Royal Bank of Canada	03/19/2018	(57)
USD	651	INR	42,463	Goldman Sachs International**	03/19/2018	(10)

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN FUNDS	DECEMBER 31, 2017

CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) ($)
USD	8,635	INR	563,097	Merrill Lynch International**	03/19/2018	(125)
USD	6,575	JPY	741,993	HSBC Bank, N.A.	03/19/2018	(36)
USD	1,564	KRW	1,703,168	Citibank, N.A.**	03/19/2018	(33)
USD	4,342	KRW	4,750,998	Goldman Sachs International**	03/19/2018	(113)
USD	3,355	KRW	3,627,169	Merrill Lynch International**	03/19/2018	(47)
USD	14,335	NOK	119,175	Goldman Sachs International	03/19/2018	(210)
USD	20,312	NOK	167,656	State Street Corp.	03/19/2018	(150)
USD	23,370	NZD	34,198	National Australia Bank Ltd.	03/19/2018	(843)
USD	608	NZD	872	State Street Corp.	03/19/2018	(10)
USD	3,112	PHP	158,509	Goldman Sachs International**	03/19/2018	(55)
USD	1,565	PHP	78,921	Goldman Sachs International**	03/19/2018	(12)
USD	886	PLN	3,145	Deutsche Bank AG	03/19/2018	(17)
USD	962	PLN	3,371	Goldman Sachs International	03/19/2018	(7)
USD	2,885	PLN	10,297	Royal Bank of Canada	03/19/2018	(74)
USD	3,817	RUB	229,178	Goldman Sachs International**	03/19/2018	(115)
USD	1,986	RUB	117,599	Goldman Sachs International**	03/19/2018	(32)
USD	26,069	SEK	218,926	Deutsche Bank AG	03/19/2018	(742)
USD	2,863	SEK	23,779	Goldman Sachs International	03/19/2018	(49)
USD	8,740	SGD	11,790	Barclays Bank plc	03/19/2018	(86)
USD	631	SGD	849	State Street Corp.	03/19/2018	(4)
USD	1,580	THB	51,506	Australia & New Zealand Banking Group Ltd.	03/19/2018	(3)
USD	3,936	THB	128,213	Deutsche Bank AG	03/19/2018	(5)
USD	265	TRY	1,053	Deutsche Bank AG	03/19/2018	(7)
USD	4,720	TWD	140,821	Goldman Sachs International**	03/19/2018	(67)
USD	4,014	TWD	118,916	Goldman Sachs International**	03/19/2018	(29)
USD	12,574	TWD	375,161	Merrill Lynch International**	03/19/2018	(180)
ZAR	8,785	USD	706	Goldman Sachs International	03/19/2018	(4)
MXN	196,442	USD	9,968	Citibank, N.A.	03/20/2018	(113)
MXN	229,483	USD	11,977	Goldman Sachs International	03/20/2018	(466)
USD	3,090	COP	9,364,873	Citibank, N.A.**	03/20/2018	(28)
USD	495	COP	1,502,791	Goldman Sachs International**	03/20/2018	(5)
USD	10,365	COP	31,413,426	Goldman Sachs International**	03/20/2018	(93)

Total unrealized depreciation						(6,360)

Net unrealized depreciation						(1,587)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN FUNDS	53

JPMorgan Diversified Fund

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

AS OF DECEMBER 31, 2017 (Unaudited)

ACES	— Alternative Credit Enhancement Securities
ADR	— American Depositary Receipt
ARM	— Adjustable Rate Mortgage. The interest rate shown is the rate in effect as of December 31, 2017.
AUD	— Australian Dollar
BRL	— Brazilian Real
CAD	— Canadian Dollar
CHF	— Swiss Franc
CLP	— Chilean Peso
COP	— Colombian Peso
CNY	— Chinese Yuan Renminbi
CVA	— Dutch Certification
CVR	— Contingent Value Rights
CZK	— Czech Republic Koruna
EUR	— Euro
FHLMC	— Federal Home Loan Mortgage Corp.
FNMA	— Federal National Mortgage Association
FTSE	— Financial Times and the London Stock Exchange
GBP	— British Pound
GDR	— Global Depositary Receipt
GNMA	— Government National Mortgage Association
HKD	— Hong Kong Dollar
HUF	— Hungarian Forint
ICE	— Intercontinental Exchange
IDR	— Indonesian Rupiah
IF

—  Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (incline) in a specified index. The interest rate shown is the rate in effect as of December 31, 2017. The rate may be subject to a cap and floor.

ILS	— Israeli Shekel
INR	— Indian Rupee
IO

—  Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool. The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.

JPY	— Japanese Yen
KRW	— Korean Republic Won
LIBOR	— London Interbank Offered Rate
MSCI	— Morgan Stanley Capital International
MXN	— Mexican Peso
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
PHP	— Philippine Peso
PLN	— Polish Zloty
PO

—  Principal Only represents the right to receive the principal portion only on an underlying pool of mortgage loans. The market value of these securities is extremely volatile in response to changes in market interest rates. As prepayments on the underlying mortgages of these securities increase, the yield on these securities increases.

Reg. S

—  Security was purchased pursuant to Regulation S under the Securities Act of 1933, as amended (the “Securities Act”), which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act, or pursuant to an exemption from registration.

REMIC	— Real Estate Mortgage Investment Conduits
Rev.	— Revenue

RON	— Romanian Leu
RUB	— Russian Ruble
SEK	— Swedish Krona
SGD	— Singapore Dollar
STRIPS

—  Separate Trading of Registered Interest and Principal of Securities. The STRIPS Program lets investors hold and trade individual interest and principal components of eligible notes and bonds as separate securities.

SUB	— Step-Up Bond. The interest rate shown is the rate in effect as of December 31, 2017.
THB	— Thai Baht
TOPIX	— Tokyo Stock Price Index
TRY	— Turkish Lira
TWD	— Taiwan Dollar
USD	— United States Dollar
ZAR	— South African Rand

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(e)

—  Security is exempt from registration under Rule 144A of the Securities Act. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(g)	— Amount rounds to less than 0.05%.
(h)	— Amount rounds to less than 500.
(k)	— All or a portion of this security is deposited with the broker as initial margin for futures contracts or centrally cleared swaps.
(l)	— The rate shown is the current yield as of December 31, 2017.
(n)	— The rate shown is the effective yield as of December 31, 2017.
(t)	— The date shown represents the earliest of the prerefunded date, next put date or final maturity date.
(v)	— Security has the ability to pay in kind (“PIK”) or pay income in cash. When applicable, separate rates of such payments are disclosed.
(x)

—  Security is perpetual and thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of December 31, 2017.

(y)	— Security is an interest bearing note with preferred security characteristics.
(z)

—  Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and repayments on the underlying pool of assets. The interest rate shown is the current rate as of December 31, 2017.

(aa)	— Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of December 31, 2017.
(bb)	— Security has been valued using significant unobservable inputs.
**	— Non-deliverable forward. See Note 2.D. in the Notes to Financial Statements

Detailed information about investment portfolios of the underlying funds can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in certified portfolio holdings filed quarterly on Form N-Q, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN FUNDS	DECEMBER 31, 2017

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2017	J.P. MORGAN FUNDS	55

STATEMENT OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2017 (Unaudited)

(Amounts in thousands, except per share amounts)

	Diversified Fund
ASSETS:
Investments in non-affiliates, at value	$1,358,078
Investments in affiliates, at value	299,596
Restricted cash for forward foreign currency exchange contracts	710
Cash	4,094
Foreign currency, at value	448
Deposits at broker for futures contracts	369
Due from custodian	1,084
Receivables:
Investment securities sold	1,058
Fund shares sold	970
Interest and dividends from non-affiliates	4,049
Dividends from affiliates	80
Tax reclaims	286
Variation margin on futures contracts	1,567
Unrealized appreciation on forward foreign currency exchange contracts	4,773

Total Assets	1,677,162

LIABILITIES:
Payables:
Distributions	123
Investment securities purchased	2,800
Fund shares redeemed	572
Unrealized depreciation on forward foreign currency exchange contracts	6,360
Accrued liabilities:
Investment advisory fees	505
Administration fees	62
Distribution fees	44
Service fees	77
Custodian and accounting fees	197
Trustees’ and Chief Compliance Officer’s fees	—	(a)
Deferred India capital gains tax	35
Other	153

Total Liabilities	10,928

Net Assets	$1,666,234

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN FUNDS	DECEMBER 31, 2017

Diversified Fund
NET ASSETS:
Paid-in-Capital	$1,389,915
Accumulated undistributed (distributions in excess of) net investment income	(3,264)
Accumulated net realized gains (losses)	17,447
Net unrealized appreciation (depreciation)	262,136

Total Net Assets	$1,666,234

Net Assets:
Class A	$133,198
Class C	24,885
Class I	79,154
Class L	354,623
Class R6	1,074,374

Total	$1,666,234

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	7,532
Class C	1,417
Class I	4,451
Class L	19,975
Class R6	60,517

Net Asset Value (a):
Class A — Redemption price per share	$17.69
Class C — Offering price per share (b)	17.56
Class I — Offering and redemption price per share	17.78
Class L — Offering and redemption price per share	17.75
Class R6 — Offering and redemption price per share	17.75
Class A maximum sales charge	4.50%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$18.52

Cost of investments in non-affiliates	$1,132,851
Cost of investments in affiliates	262,479
Cost of foreign currency	444

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN FUNDS	57

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2017 (Unaudited)

(Amounts in thousands)

Diversified Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$6,361
Interest income from affiliates	9
Dividend income from non-affiliates	7,764
Dividend income from affiliates	3,870
Foreign taxes withheld	(235)

Total investment income	17,769

EXPENSES:
Investment advisory fees	4,102
Administration fees	607
Distribution fees:
Class A	158
Class C	106
Service fees:
Class A	158
Class C	35
Class I	99
Class L	571
Custodian and accounting fees	343
Interest expense to affiliates	— (a)
Professional fees	71
Interest expense to non-affiliates	8
Trustees’ and Chief Compliance Officer’s fees	15
Printing and mailing costs	26
Registration and filing fees	24
Transfer agency fees (See Note 2.I.)	50
Other	18

Total expenses	6,391

Less fees waived	(1,898)

Net expenses	4,493

Net investment income (loss)	13,276

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	46,906 (b)
Investments in affiliates	7,143
Futures contracts	6,489
Foreign currency transactions	(18)
Forward foreign currency exchange contracts	1,709

Net realized gain (loss)	62,229

Distributions of capital gains received from investment company affiliates	2,666
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	40,358 (c)
Investments in affiliates	3,228
Futures contracts	726
Foreign currency translations	32
Forward foreign currency exchange contracts	(1,539)

Change in net unrealized appreciation/depreciation	42,805

Net realized/unrealized gains (losses)	107,700

Change in net assets resulting from operations	$120,976

(a)	Amount rounds to less than 500.
(b)	Net of India capital gains tax of approximately $43,000.
(c)	Net of change in India capital gains tax of approximately $(11,000).

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN FUNDS	DECEMBER 31, 2017

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Diversified Fund
	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$13,276	$27,285
Net realized gain (loss)	62,229	60,949
Distributions of capital gains received from investment company affiliates	2,666	3,601
Change in net unrealized appreciation/depreciation	42,805	74,977

Change in net assets resulting from operations	120,976	166,812

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1,216)	(2,220)
From net realized gains	(6,294)	(430)
Class C
From net investment income	(183)	(417)
From net realized gains	(1,187)	(117)
Class I
From net investment income	(825)	(1,652)
From net realized gains	(3,743)	(277)
Class L
From net investment income	(8,813)	(24,932)
From net realized gains	(18,067)	(3,641)
Class R6 (a)
From net investment income	(6,801)	—
From net realized gains	(48,221)	—

Total distributions to shareholders	(95,350)	(33,686)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	231,497	(83,908)

NET ASSETS:
Change in net assets	257,123	49,218
Beginning of period	1,409,111	1,359,893

End of period	$1,666,234	$1,409,111

Accumulated undistributed (distributions in excess of) net investment income	$(3,264)	$1,298

(a)	Commencement of offering of class of shares effective November 1, 2017.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN FUNDS	59

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Diversified Fund
	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$13,579	$5,134
Distributions reinvested	7,256	2,567
Cost of shares redeemed	(11,913)	(35,585)

Change in net assets resulting from Class A capital transactions	$8,922	$(27,884)

Class C
Proceeds from shares issued	$1,459	$4,442
Distributions reinvested	1,266	477
Cost of shares redeemed	(9,882)	(11,812)

Change in net assets resulting from Class C capital transactions	$(7,157)	$(6,893)

Class I
Proceeds from shares issued	$5,800	$9,764
Distributions reinvested	4,226	976
Cost of shares redeemed	(10,633)	(24,936)

Change in net assets resulting from Class I capital transactions	$(607)	$(14,196)

Class L
Proceeds from shares issued	$149,573	$144,144
Distributions reinvested	25,541	25,413
Cost of shares redeemed	(1,064,608)	(204,492)

Change in net assets resulting from Class L capital transactions	$(889,494)	$(34,935)

Class R6 (a)
Proceeds from shares issued	$1,067,551	$—
Distributions reinvested	55,022	—
Cost of shares redeemed	(2,740)	—

Change in net assets resulting from Class R6 capital transactions	$1,119,833	$—

Total change in net assets resulting from capital transactions	$231,497	$(83,908)

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN FUNDS	DECEMBER 31, 2017

	Diversified Fund
	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017
SHARE TRANSACTIONS:
Class A
Issued	751	313
Reinvested	410	156
Redeemed	(667)	(2,160)

Change in Class A Shares	494	(1,691)

Class C
Issued	82	273
Reinvested	72	30
Redeemed	(554)	(716)

Change in Class C Shares	(400)	(413)

Class I
Issued	322	583
Reinvested	237	59
Redeemed	(592)	(1,468)

Change in Class I Shares	(33)	(826)

Class L
Issued	8,196	8,515
Reinvested	1,433	1,535
Redeemed	(57,474)	(12,446)

Change in Class L Shares	(47,845)	(2,396)

Class R6 (a)
Issued	57,574	—
Reinvested	3,097	—
Redeemed	(154)	—

Change in Class R6 Shares	60,517	—

(a)	Commencement of offering of class of shares effective November 1, 2017.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN FUNDS	61

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Diversified Fund
Class A
Six Months Ended December 31, 2017 (Unaudited)	$17.31	$0.12	$1.31	$1.43	$(0.17)	$(0.88)	$(1.05)
Year Ended June 30, 2017	15.68	0.26	1.71	1.97	(0.29)	(0.05)	(0.34)
Year Ended June 30, 2016	16.63	0.24	(0.54)	(0.30)	(0.23)	(0.42)	(0.65)
Year Ended June 30, 2015	17.20	0.23	0.32	0.55	(0.26)	(0.86)	(1.12)
Year Ended June 30, 2014	15.60	0.26	2.34	2.60	(0.30)	(0.70)	(1.00)
Year Ended June 30, 2013	14.26	0.28	1.63	1.91	(0.28)	(0.29)	(0.57)

Class C
Six Months Ended December 31, 2017 (Unaudited)	17.19	0.08	1.29	1.37	(0.12)	(0.88)	(1.00)
Year Ended June 30, 2017	15.57	0.18	1.69	1.87	(0.20)	(0.05)	(0.25)
Year Ended June 30, 2016	16.52	0.16	(0.54)	(0.38)	(0.15)	(0.42)	(0.57)
Year Ended June 30, 2015	17.11	0.15	0.30	0.45	(0.18)	(0.86)	(1.04)
Year Ended June 30, 2014	15.53	0.18	2.33	2.51	(0.23)	(0.70)	(0.93)
Year Ended June 30, 2013	14.22	0.21	1.62	1.83	(0.23)	(0.29)	(0.52)

Class I
Six Months Ended December 31, 2017 (Unaudited)	17.40	0.15	1.30	1.45	(0.19)	(0.88)	(1.07)
Year Ended June 30, 2017	15.76	0.31	1.71	2.02	(0.33)	(0.05)	(0.38)
Year Ended June 30, 2016	16.71	0.28	(0.54)	(0.26)	(0.27)	(0.42)	(0.69)
Year Ended June 30, 2015	17.28	0.27	0.31	0.58	(0.29)	(0.86)	(1.15)
Year Ended June 30, 2014	15.66	0.32	2.35	2.67	(0.35)	(0.70)	(1.05)
Year Ended June 30, 2013	14.31	0.32	1.64	1.96	(0.32)	(0.29)	(0.61)

Class L
Six Months Ended December 31, 2017 (Unaudited)	17.37	0.16	1.31	1.47	(0.21)	(0.88)	(1.09)
Year Ended June 30, 2017	15.73	0.35	1.71	2.06	(0.37)	(0.05)	(0.42)
Year Ended June 30, 2016	16.69	0.32	(0.55)	(0.23)	(0.31)	(0.42)	(0.73)
Year Ended June 30, 2015	17.25	0.32	0.32	0.64	(0.34)	(0.86)	(1.20)
Year Ended June 30, 2014	15.64	0.35	2.34	2.69	(0.38)	(0.70)	(1.08)
Year Ended June 30, 2013	14.29	0.36	1.63	1.99	(0.35)	(0.29)	(0.64)

Class R6
November 1, 2017 (h) through December 31, 2017 (Unaudited)	18.37	0.08	0.29	0.37	(0.11)	(0.88)	(0.99)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(d)	Not annualized for periods less than one year.
(e)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(f)	Does not include expenses of Underlying Funds.
(g)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN FUNDS	DECEMBER 31, 2017

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period (000’s)	Net expenses (f)(g)	Net investment income (loss) (c)	Expenses without waivers, reimbursements and earnings credits (f)	Portfolio turnover rate (d)

$17.69	8.30%	$133,198	1.01%	1.37%	1.26%	37%
17.31	12.72	121,832	1.00	1.61	1.30	72
15.68	(1.70)	136,865	1.01	1.52	1.31	57
16.63	3.40	150,561	1.00	1.37	1.25	49
17.20	17.10	153,904	1.04	1.59	1.24	58
15.60	13.67	139,734	1.02	1.87	1.25	53

17.56	8.01	24,885	1.52	0.84	1.71	37
17.19	12.16	31,241	1.51	1.10	1.75	72
15.57	(2.22)	34,731	1.52	1.01	1.77	57
16.52	2.87	38,224	1.51	0.87	1.74	49
17.11	16.53	29,994	1.55	1.12	1.74	58
15.53	13.10	18,843	1.53	1.37	1.75	53

17.78	8.38	79,154	0.76	1.61	0.96	37
17.40	13.00	78,033	0.75	1.87	0.99	72
15.76	(1.45)	83,684	0.76	1.78	1.00	57
16.71	3.63	85,893	0.75	1.60	0.99	49
17.28	17.46	111,022	0.79	1.90	0.99	58
15.66	13.96	68,741	0.77	2.12	1.00	53

17.75	8.49	354,623	0.54	1.75	0.80	37
17.37	13.30	1,178,005	0.51	2.11	0.81	72
15.73	(1.27)	1,104,613	0.52	2.02	0.81	57
16.69	3.96	1,115,749	0.51	1.86	0.82	49
17.25	17.67	916,735	0.55	2.10	0.84	58
15.64	14.24	650,287	0.53	2.36	0.85	53

17.75	2.05	1,074,374	0.47	2.86	0.70	37

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN FUNDS	63

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 (Unaudited)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Diversified Fund	Class A, Class C, Class I, Class L and Class R6*	Diversified

*	Class R6 Shares commenced operations on November 1, 2017.

The investment objective of the Fund is to seek to provide a high total return from a diversified portfolio of equity and fixed income investments.

Effective as of the close of business on December 1, 2016, Class L Shares of the Diversified Fund are publicly offered only on a limited basis. Investors are not eligible to purchase Class L Shares of the Fund unless they meet certain requirements as described in the Fund’s prospectuses.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I, Class L and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus. Beginning on November 14, 2017, Class C Shares automatically convert to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Fund.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Fund’s valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Fund’s investments. The Administrator implements the valuation policies of the Fund’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Fund. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

A market-based approach is primarily used to value the Fund’s investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Fund are calculated on a valuation date. Certain foreign equity instruments, as well as certain derivatives with equity reference obligations, are valued by applying international fair value factors provided by approved Pricing Services. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated. Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a

64	J.P. MORGAN FUNDS	DECEMBER 31, 2017

market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Futures are generally valued on the basis of available market quotations. Forward foreign currency exchange contracts are valued utilizing market quotations from approved Pricing Services.

See the table on “Quantitative Information about level 3 Fair Value Measurements” for information on the valuation techniques and inputs used to value level 3 securities held by the Fund at December 31, 2017.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”) (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Consumer Discretionary	$86,802	$36,751	$—	$123,553
Consumer Staples	39,541	22,318	—	61,859
Energy	34,275	14,712	—	48,987
Financials	102,100	73,209	—	175,309
Health Care	75,521	23,956	—	99,477
Industrials	71,921	43,817	—	115,738
Information Technology	152,237	28,128	—	180,365
Materials	19,944	26,903	—	46,847
Real Estate	57,495	4,595	—	62,090
Telecommunication Services	5,674	9,943	—	15,617
Utilities	15,689	5,364	—	21,053

Total Common Stocks	661,199	289,696	—	950,895

Debt Securities
Asset-Backed Securities	—	13,590	27,933	41,523
Collateralized Mortgage Obligations	—	65,278	700	65,978
Commercial Mortgage-Backed Securities	—	12,129	255	12,384
Convertible Bonds
Consumer Discretionary	—	76	—	76
Corporate Bonds
Consumer Discretionary	—	20,118	—	20,118
Consumer Staples	—	8,823	—	8,823
Energy	—	14,693	—	14,693
Financials	—	43,240	—	43,240
Health Care	—	12,857	—	12,857
Industrials	—	12,966	—	12,966
Information Technology	—	13,432	—	13,432
Materials	—	6,685	—	6,685
Real Estate	—	6,805	—	6,805
Telecommunication Services	—	13,162	—	13,162
Utilities	—	11,206	—	11,206

Total Corporate Bonds	—	163,987	—	163,987

DECEMBER 31, 2017	J.P. MORGAN FUNDS	65

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 (Unaudited) (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Exchange Traded Fund	$458	$—	$—		$458
Foreign Government Securities	—	634	—		634
Mortgage-Backed Securities	—	10,983	—		10,983
Municipal Bonds	—	554	—		554
U.S. Government Agency Securities	—	367	—		367
U.S. Treasury Obligations	—	110,039	—		110,039
Rights
Consumer Discretionary	—	—	1		1
Energy	14	—	—		14

Total Rights	14	—	1		15

Warrants
Financials	—	—	—	(a)	— (a)
Short-Term Investments
Investment Company	79,959	—	—		79,959
U.S. Treasury Obligations	—	185	—		185

Total Short-Term Investments	79,959	185	—		80,144

Investment Companies	219,637	—	—		219,637

Total Investments in Securities	$961,267	$667,518	$28,889		$1,657,674

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$4,773	$—		$4,773
Futures Contracts	2,235	684	—		2,919

Total Appreciation in Other Financial Instruments	$2,235	$5,457	$—		$7,692

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(6,360)	$—		$(6,360)
Futures Contracts	(640)	(917)	—		(1,557)

Total Depreciation in Other Financial Instruments	$(640)	$(7,277)	$—		$(7,917)

(a)	Value is zero.

Transfers between fair value levels are valued utilizing values as of the beginning of the period.

There were no significant transfers among any levels for the six months ended December 31, 2017.

The following is a summary of investments for which significant unobservable inputs (level 3) were used in determining fair value (amounts in thousands):

	Balance as of June 30, 2017		Realized gain (loss)	Change in net unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of December 31, 2017
Investments in Securities:
Asset-Backed Securities	$25,757		$268	$272	$62	$2,650	$(4,059)	$3,459	$(476)	$27,933
Collateralized Mortgage Obligations	775		11	(20)	3	—	(69)	—	—	700
Commercial Mortgage-Backed Securities	1,148		(14)	27	(1)	—	(681)	—	(224)	255
Corporate Bond — Energy	113		—	—	—	—	—	—	(113)	—
Rights — Consumer Discretionary	—	(a)	46	1	—	—	(46)	—	—	1
Warrants — Financials	—	(b)	—	—	—	—	—	—	—	—	(b)

	$27,793		$311	$280	$64	$2,650	$(4,855)	$3,459	$(813)	$28,889

[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.
(a)	Amount rounds to less than 500.
(b)	Value is zero.

66	J.P. MORGAN FUNDS	DECEMBER 31, 2017

The change in net unrealized appreciation (depreciation) attributable to securities owned at December 31, 2017, which were valued using significant unobservable inputs (level 3) amounted to approximately $290,000.

Quantitative Information about Level 3 Fair Value Measurements #

(Amounts in thousands)

	Fair Value at December 31, 2017	Valuation Technique(s)	Unobservable Input	Range (Weighted Average)
	$27,519	Discounted Cash Flow	Constant Prepayment Rate	0.00% - 20.00% (6.62%)
			Constant Default Rate	0.00% - 9.17% (3.85%)
			Yield (Discount Rate of Cash Flows)	2.37% - 9.96% (4.09%)

Asset-Backed Securities	27,519

	243	Discounted Cash Flow	Constant Prepayment Rate	0.00% - 100.00% (0.00%)
			Yield (Discount Rate of Cash Flows)	3.52% - 5.63% (3.62%)

Commercial Mortgage-Backed Securities	243

	700	Discounted Cash Flow	Constant Prepayment Rate	11.14% (11.14%)
			Constant Default Rate	6.60% (6.60%)
			Yield (Discount Rate of Cash Flows)	(1.15)% ((1.15%))

Commercial Mortgage Obligation	700

	1	Pending Distribution Amount	Expected Recovery	$0.049 ($0.049)

Rights	1

	—	Intrinsic Value	Issue Price vs. Stock Price	(N/A)

Warrants	—

Total	$28,463

#	The table above does not include certain level 3 investments that are valued by brokers and pricing services. At December 31, 2017, the value of these investments was approximately $426,000. The inputs for these investments are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 2.A.

The significant unobservable inputs used in the fair value measurement of the Fund’s investments are listed above. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement. Significant increases (decreases) in the yield and default rate may decrease (increase) the fair value measurement. A significant change in the prepayment rate (Constant Prepayment Rate or PSA Prepayment Model) may decrease or increase the fair value measurement.

B. Restricted Securities — Certain securities held by the Fund may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933 (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net asset value of the Fund.

As of December 31, 2017, the Fund had no investments in restricted securities other than securities sold to the Fund under Rule 144A and/or Regulation S under the Securities Act.

C. Futures Contracts — The Fund used treasury, index or other financial futures contracts to gain or reduce exposure to the stock and bond markets, maintain liquidity or minimize transactions costs. The Fund also bought futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statement of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOI and cash deposited is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

The use of futures contracts exposes the Fund to equity price and interest rate risks. The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of

DECEMBER 31, 2017	J.P. MORGAN FUNDS	67

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 (Unaudited) (continued)

loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Fund’s futures contracts activity during the six months ended December 31, 2017 (amounts in thousands):

Futures Contracts:
Equity
Average Notional Balance Long	$102,496
Average Notional Balance Short	10,439
Ending Notional Balance Long	121,967
Ending Notional Balance Short	5,650

Interest Rate
Average Notional Balance Long	134,884
Average Notional Balance Short	96,221
Ending Notional Balance Long	157,816
Ending Notional Balance Short	96,377

The Fund’s future contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

D. Forward Foreign Currency Exchange Contracts — The Fund may be exposed to foreign currency risks associated with some or all of the portfolio investments and used forward foreign currency exchange contracts to hedge or manage certain of these exposures as part of the investment strategy. The Fund also bought forward foreign currency exchange contracts to gain exposure to currencies. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollar without the delivery of foreign currency.

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed. The Fund also records a realized gain or loss when a forward foreign currency exchange contract offsets another forward foreign currency exchange contract with the same counterparty upon settlement.

The Fund’s forward foreign currency exchange contracts are subject to master netting arrangements (the right to close out all transactions with a counterparty and net amounts owed or due across transactions).

The Fund may be required to post or receive collateral for non-deliverable forward foreign currency exchange contracts.

The table below discloses the volume of the Fund’s forward foreign currency exchange contracts activity during the six months ended December 31, 2017 (amounts in thousands):

Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased	$537,466
Average Settlement Value Sold	370,480
Ending Settlement Value Purchased	360,326
Ending Settlement Value Sold	331,717

E. Summary of Derivatives Information — The following table presents the value of derivatives held as of December 31, 2017, by their primary underlying risk exposure and respective location on the Statement of Assets and Liabilities (amounts in thousands):

Derivative Contracts	Statement of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)	Forward Foreign Currency Exchange Contracts	Total
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$509	$—	$509
Foreign exchange contracts	Receivables	—	4,773	4,773
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	2,410	—	2,410

Total		$2,919	$4,773	$7,692

68	J.P. MORGAN FUNDS	DECEMBER 31, 2017

Derivative Contracts	Statement of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)	Forward Foreign Currency Exchange Contracts	Total

Gross Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(640)	$—	$(640)
Foreign exchange contracts	Payables	—	(6,360)	(6,360)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(917)	—	(917)

Total		$(1,557)	$(6,360)	$(7,917)

(a)	This amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the SOI. The Statement of Assets and Liabilities only reflects the current day variation margin receivable/payable from/to brokers.

The Fund is party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Fund’s ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Fund in the event the Fund’s net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements may also contain provisions allowing, absent other conditions, the Fund to exercise rights, to the extent not otherwise waived, against a counterparty (e.g., decline in a counterparty’s credit rating below a specified level). Such rights for both a counterparty and the Fund often include the ability to terminate (i.e., close out) open contracts at prices which may favor a counterparty, which could have an adverse effect on the Fund. The ISDA agreements give the Fund and a counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable with collateral posted to a segregated account by one party to the other.

The following tables present the effect of derivatives on the Statement of Operations for the six months ended December 31, 2017, by primary underlying risk exposure (amounts in thousands):

Amount of Realized Gain (Loss) on Derivatives Recognized in Statement of Operations
Derivative Contracts	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Interest rate contracts	$(567)	$—	$(567)
Foreign exchange contracts	—	1,709	1,709
Equity contracts	7,056	—	7,056

Total	$6,489	$1,709	$8,198

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Statement of Operations
Derivative Contracts	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Interest rate contracts	$(854)	$—	$(854)
Foreign exchange contracts	—	(1,539)	(1,539)
Equity contracts	1,580	—	1,580

Total	$726	$(1,539)	$(813)

The Fund’s derivatives contracts held at December 31, 2017 are not accounted for as hedging instruments under GAAP.

DECEMBER 31, 2017	J.P. MORGAN FUNDS	69

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 (Unaudited) (continued)

F. Investment Transactions with Affiliates — The Fund invested in Underlying Funds which are advised by the Adviser or its affiliates. An issuer which is under common control with the Fund may be considered an affiliate. For the purposes of the financial statements, the Fund assumes the issuers listed in the table below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into the Underlying Funds. Reinvestment amounts are included in the purchase cost amounts in the table below. Included in the purchases and sales amounts in the table below are exchanges between certain share classes of the Underlying Funds. Such exchanges are not treated as purchases and sales for the purpose of recognizing realized gains (losses) or portfolio turnover. Amounts in the table below are in thousands.

					For the six months ended December 31, 2017
Security Description	Shares at December 31, 2017		Market Value June 30, 2017 ($)		Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2017 ($)		Dividend Income ($)	Capital Gain Distributions ($)
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	4,486		29,680		7,333	—	—	535	37,548		774	—
JPMorgan Emerging Markets Equity Fund, Class R6 Shares	1,849		42,682		5,598	—	—	7,055	55,335		303	—
JPMorgan Emerging Markets Strategic Debt Fund, Class R6 Shares	2,904		11,029		13,264	—	—	302	24,595		563	—
JPMorgan High Yield Fund, Class R6 Shares	6,991		67,217		1,594	16,887	185	(303)	51,806		1,595	—
JPMorgan Mid Cap Equity Fund, Class R6 Shares	991		45,061		7,655	3,836	314	1,159	50,353		170	2,666
JPMorgan Prime Money Market Fund, Class Institutional Shares	—	(a)	—	(a)	—	—	—	—	—	(a)	—	—
JPMorgan Realty Income Fund, Class R6 Shares	—		40,806		5,629	47,559	6,644	(5,520)	—		189	—
JPMorgan U.S. Government Money Market Fund, Class Institutional Shares	79,959		45,476		411,636	377,153	—	—	79,959		276	—	(a)

Total			281,951		452,709	445,435	7,143	3,228	299,596		3,870	2,666

(a)	Amount rounds to less than 500.

G. Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

The Fund does not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments on the Statement of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statement of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statement of Operations.

H. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, and distributions of net investment income and realized capital gains from the Underlying Funds, if any, are recorded on the ex-dividend date or when the Fund first learns of the dividend.

To the extent such information is publicly available, the Fund records distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Fund adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

70	J.P. MORGAN FUNDS	DECEMBER 31, 2017

I. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific.

The amount of the transfer agency fees charged to each class of the Fund for the six months ended December 31, 2017 are as follows (amounts in thousands):

	Class A	Class C	Class I	Class L	Class R6		Total
Transfer agency fees	$39	$2	$4	$5	$—	(a)	$50

(a)	Amount rounds to less than 500.

The Fund invested in Underlying Funds and, as a result, bears a portion of the expenses incurred by these Underlying Funds. These expenses are not reflected in the expenses shown on the Statement of Operations and are not included in the ratio to average net assets shown on the Financial Highlights. Certain expenses of affiliated Underlying Funds are waived as described in Note 3.F.

J. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Fund’s tax positions for all open tax years and has determined that as of December 31, 2017, no liability for income tax is required in the Fund’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

K. Foreign Taxes — The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests. The Fund is subject to a tax imposed on short-term capital gains on securities of issuers domiciled in India. The Fund records an estimated deferred tax liability for these securities that have been held for less than one year at the end of the reporting period, assuming those positions were disposed of at the end of the period. This amount, if any, is reported as Deferred India capital gains tax in the accompanying Statement of Assets and Liabilities. Short-term realized capital losses on the sale of securities of issuers domiciled in India can be carried forward for eight years to offset potential future short-term realized capital gains.

India has enacted rules imposing a tax on the indirect transfers of Indian shares. Based upon current guidance from Indian tax authorities, management does not believe that such tax will be applicable to the Fund. However, management’s conclusion, regarding this and other foreign tax matters, may be subject to future review based on changes in, or the interpretation of, the accounting standards and the tax laws and regulations.

L. Distributions to Shareholders — Distributions from net investment income are generally declared and paid quarterly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser supervises the investments of the Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate of 0.55% of the Fund’s average daily net assets.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended December 31, 2017, the annualized effective rate was 0.08% of the Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Fund’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

DECEMBER 31, 2017	J.P. MORGAN FUNDS	71

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 (Unaudited) (continued)

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Trust’s principal underwriter and promotes and arranges for the sale of the Fund’s shares. The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Class I, Class L and Class R6 Shares do not charge a distribution fee. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to JPMDS, at annual rates of 0.25% and 0.75% of the average daily net assets of Class A and Class C Shares, respectively.

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2017, JPMDS retained the following (amounts in thousands):

Front-End Sales Charge	CDSC
$16	$—	(a)

(a)	Amount rounds to less than 500.

D. Service Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to the shareholders. For performing these services, JPMDS receives a fee, except for Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

Class A	Class C	Class I	Class L
0.25%	0.25%	0.25%	0.10%

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Fund. For performing these services the Fund pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees on the Statement of Operations. Payments to the custodian may be reduced by credits earned by the Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statement of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statement of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statement of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceed the percentages of the Fund’s respective average daily net assets as shown in the table below:

Class A		Class C		Class I		Class L	Class R6
1.08	%*	1.58	%*	0.83	%*	0.65%	0.58%

*	Prior to November 1, 2017, the contractual expense limitations were 1.14%, 1.65% and 0.89% for Class A, Class C and Class I Shares, respectively.

The expense limitation agreements were in effect for the six months ended December 31, 2017 and the current agreements are in place until at least October 31, 2018 for Class L and Class R6, respectively and October 31, 2019 for Class A, Class C and Class I, respectively.

For the six months ended December 31, 2017, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows (amounts in thousands). None of these parties expect the Fund to repay any such waived fees and reimbursed expenses in future years.

Contractual Waivers
Investment Advisory Fees	Service Fees	Total
$607	$448	$1,055

In addition, the Fund’s service providers have voluntarily waived fees during the six months ended December 31, 2017. However, the Fund’s service providers are under no obligation to do so and may discontinue such voluntary waivers at any time.

72	J.P. MORGAN FUNDS	DECEMBER 31, 2017

Voluntary Waivers
Investment Advisory Fees	Administration Fees	Total
$491	$300	$791

Additionally, the Fund may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the Fund’s investment in such affiliated money market fund.

The amount of waivers resulting from investments in these money market funds for the six months ended December 31, 2017, was approximately $52,000.

The Underlying Funds may impose separate advisory and service fees. The Fund’s Adviser and/or JPMDS have agreed to waive the Fund’s fees in the weighted average pro-rata amount of the advisory and service fees charged by the Underlying Funds. These waivers may be in addition to any waivers required to meet the Fund’s contractual expense limitations, but will not exceed the Fund’s advisory fee and/or services fees.

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Fund in accordance with Federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended December 31, 2017, the Fund purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Fund may use related party broker-dealers. For the six months ended December 31, 2017, the Fund incurred approximately $20 in commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended December 31, 2017, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
$582,146	$506,552	$70,269	$12,971

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at December 31, 2017 were as follows (amounts in thousands):

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$1,395,330	$280,403	$18,284	$262,119

As of June 30, 2017, the Fund did not have any net capital loss carryforwards.

6. Borrowings

The Fund relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because the Fund and the series of JPMorgan Trust II are both investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

DECEMBER 31, 2017	J.P. MORGAN FUNDS	73

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 (Unaudited) (continued)

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 5, 2018.

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility during the six months ended December 31, 2017.

In addition, effective August 16, 2016, the Trust along with certain other trusts (“Borrowers”) entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 15, 2017, this agreement has been amended and restated for a term of 364 days, unless extended.

The Fund did not utilize the Credit Facility during the six months ended December 31 , 2017.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

As of December 31, 2017, the Fund had one affiliated omnibus account and three non-affiliated omnibus accounts which owned 13.2% and 37.8% of the Fund’s outstanding shares, respectively.

Significant shareholder transactions by these shareholders may impact the Fund’s performance.

Because of the Fund’s investments in the Underlying Funds, the Fund indirectly pays a portion of the expenses incurred by the Underlying Funds. As a result, the cost of investing in the Fund may be higher than the cost of investing in a mutual fund that invests directly in individual securities and financial instruments. The Fund is also subject to certain risks related to the Underlying Funds’ investments in securities and financial instruments such as fixed income securities, including high yield, asset-backed and mortgage-related securities, equity securities, foreign and emerging markets securities, and real estate securities. These securities are subject to risks specific to their structure, sector or market.

In addition, the Underlying Funds may use derivative instruments in connection with their individual investment strategies including futures, forward foreign currency exchange contracts, options, swaps and other derivatives, which are also subject to specific risks related to their structure, sector or market and may be riskier than investments in other types of securities.

Specific risks and concentrations present in the affiliated Underlying Funds are disclosed within their individual financial statements and registration statements, as appropriate.

The Fund is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The Fund invests in floating rate loans and other floating rate debt securities. Although these investments are generally less sensitive to interest rate changes than other fixed rate instruments, the value of floating rate loans and other floating rate investments may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. Given that the Federal Reserve has recently raised interest rates and may continue to do so, the Fund may face a heightened level of interest rate risk. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

The Fund is subject to risks associated with securities with contractual cash flows including asset-backed and mortgage-related securities such as collateralized mortgage obligations, mortgage pass-through securities and commercial mortgage-backed securities, including securities backed by sub-prime mortgage loans. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, prepayments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.

74	J.P. MORGAN FUNDS	DECEMBER 31, 2017

The Fund may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year depending on the Fund. Such concentrations may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

The Fund invests in preferred securities. These securities are typically issued by corporations, generally in the form of interest bearing notes with preferred security characteristics and may include provisions that permit the issuer, in its discretion, to defer or omit distributions for a certain period of time.

8. Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and forms, and amendments to certain current rules and forms, to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The amendments to Regulation S-X were applied to the Fund’s financial statements as of December 31, 2017. The adoption had no effect on the Fund’s net assets or results of operations.

9. New Accounting Pronouncement

In March 2017, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 requires that the premium be amortized to the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for the fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implications of these changes on the financial statements, if any.

DECEMBER 31, 2017	J.P. MORGAN FUNDS	75

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund (not including expenses of the Underlying Funds) and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2017, and continued to hold your shares at the end of the reporting period, December 31, 2017.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees, and expenses of the Underlying Funds. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During the Period	Annualized Expense Ratio
Diversified Fund
Class A
Actual*	$1,000.00	$1,083.00	$5.30	1.01%
Hypothetical*	1,000.00	1,020.11	5.14	1.01
Class C
Actual*	1,000.00	1,080.10	7.97	1.52
Hypothetical*	1,000.00	1,017.54	7.73	1.52
Class I
Actual*	1,000.00	1,083.80	3.99	0.76
Hypothetical*	1,000.00	1,021.37	3.87	0.76
Class L
Actual*	1,000.00	1,084.90	2.84	0.54
Hypothetical*	1,000.00	1,022.48	2.75	0.54
Class R6
Actual**	1,000.00	1,020.50	0.78	0.47
Hypothetical*	1,000.00	1,022.84	2.40	0.47

*	Expenses are equal to each Class’s respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
**	Expenses are equal to each Class’s respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 61/365 (to reflect the actual period). Commencement of operations was November 1, 2017.

76	J.P. MORGAN FUNDS	DECEMBER 31, 2017

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2017 at which the Trustees considered the continuation of the investment advisory agreement for the Fund whose semi-annual report is contained herein (the “Advisory Agreement”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the Fund and the other J.P. Morgan Funds in which the Fund invests (“Underlying Funds”). Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 16, 2017.

As part of their review of the Advisory Agreement, the Trustees considered and reviewed performance and other information about the Fund and Underlying Funds received from the Adviser. This information includes the Fund’s and Underlying Funds’ performance as compared to the performance of the Fund’s and the Underlying Funds’ peers and benchmarks and analyses by the Adviser of the Fund’s and Underlying Funds’ performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including, with respect to the Fund and/or Underlying Funds, performance and expense information compiled by Broadridge, using data from Lipper Inc., independent providers of investment company data (together, “Broadridge/Lipper”). The Trustees’ independent consultant also provided additional analyses of the performance of the Fund in connection with the Trustees’ review of the Advisory Agreement. Before voting on the proposed Advisory Agreement, the Trustees reviewed the proposed Advisory Agreement with representatives of the Adviser, counsel to the Trust and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the proposed Advisory Agreement.

The Trustees also discussed the proposed Advisory Agreement in executive sessions with independent legal counsel at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve the Advisory Agreement.

The Trustees considered information provided with respect to the Fund and Underlying Funds over the course of the year. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Adviser from the Fund under the Advisory Agreement was fair and reasonable and that the continuance of the Advisory Agreement was in the best interests of the Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention given to the Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of the Fund. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administrative services provided by J.P. Morgan Investment Management Inc. in its role as administrator (“JPMIM”).

The Trustees also considered their knowledge of the nature and quality of the services provided by the Adviser and its affiliates to the Fund and Underlying Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Fund and Underlying Funds, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement

DECEMBER 31, 2017	J.P. MORGAN FUNDS	77

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

organizational and operational changes designed to improve investment results and the services provided to the Fund and Underlying Funds.

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to the Fund and the Underlying Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Fund, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based upon their review, the Trustees concluded that the profitability to the Adviser under the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the J.P. Morgan Funds, including the benefits received by the Adviser and its affiliates in connection with the Fund’s investments in the Underlying Funds. The Board also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

The Trustees also considered that JPMDS, an affiliate of the Adviser, and JPMIM earn fees from the Fund and/or Underlying Funds for providing shareholder and administrative services, respectively. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Fund’s distributor and that these fees are in turn generally paid to financial intermediaries that sell the Fund, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting and other related services for the Fund and/or Underlying Funds.

Economies of Scale

The Trustees considered the extent to which the Fund may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Fund and those realized by the Adviser as assets increase. The Trustees considered whether it would be appropriate to add advisory fee breakpoints, but noted that the Fund has implemented fee waivers and expense limitations (“Fee Caps”) which allows the Fund’s shareholders to share potential economies of scale from the Fund’s inception and that the fees remain competitive with peer funds. The Trustees also considered that the Adviser has shared economies of scale by adding or enhancing services to the Fund over time, noting the Adviser’s substantial investments in its business in support of the Fund, including investments in trading systems and technology (including cybersecurity improvements), retention of key talent, additions to analyst and portfolio management teams, and regulatory support enhancements. The Trustees concluded that the current fee structure was reasonable in light of the contractual Fee Caps that the Adviser has in place that serve to limit the overall net expense ratios of the Fund at competitive levels. The Trustees concluded that the Fund’s shareholders received the benefits of potential economies of scale through the contractual Fee Caps and the Adviser’s reinvestment in its operations to serve the Fund and its shareholders.

Independent Written Evaluation of the Fund’s Senior Officer

The Trustees noted that, upon their direction, the Senior Officer for the Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreement.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts and/or funds sub-advised by the Adviser, for investment management styles substantially similar to that of the Fund. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences in the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to the Fund. The Trustees also noted

78	J.P. MORGAN FUNDS	DECEMBER 31, 2017

that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to the Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance information for the Fund in a report prepared by Broadridge/Lipper. The Trustees considered the total return performance information, which included the ranking of the Fund within a performance universe made up of funds with the same Broadridge/Lipper investment classification and objective (the “Universe”), as well as a subset of funds within the Universe (the “Peer Group”), by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Broadridge/Lipper’s methodology for selecting mutual funds in the Fund’s Universe Group. The Broadridge/Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed the Fund’s performance against its benchmark and considered the performance information provided for the Fund at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared by the Trustees’ independent consultant. The Trustees also considered changes to the Fund’s investment strategies that went into effect on July 25, 2017, that provide the Adviser with greater flexibility to obtain asset class exposure through either direct investments in individual securities or through the Underlying Funds. The Broadridge/Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to the Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Fund’s performance for Class A shares was in the fourth, fifth and fifth quintiles based upon the Peer Group, and in the fourth, third and third quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2016, respectively. The Trustees noted that the performance for the Class I shares was in the third, fourth and fourth quintiles based upon the Peer Group, and in the fourth, third and third quintiles based upon the Universe, for the one-, three- and five year periods ended December 31, 2016, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory. They requested, however, that the Adviser provide additional Fund performance information to be reviewed with the members of the money market and alternative products committee at each of their regular meetings over the course of the next year.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Fund to the Adviser and compared that rate to the information prepared by Broadridge/Lipper concerning management fee rates paid by other funds in the same Broadridge/Lipper category as the Fund. The Trustees recognized that Broadridge/Lipper reported the Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for the Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for the Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of the Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Fund’s net advisory fee for Class A shares was in the first quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class A shares were in the third quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee for Class I shares was in the first and second quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class I shares were in the first and third quintiles based upon the Peer Group and Universe, respectively. The Trustees also noted that the Fund’s contractual Fee Caps for certain share classes were lowered effective November 1, 2017. After considering all of the factors identified above, in light of this information, the Trustees concluded that the advisory fees were satisfactory and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory agreements of the Underlying Funds in which the Fund invests.

DECEMBER 31, 2017	J.P. MORGAN FUNDS	79

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Fund’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Adviser. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management businesses of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2017. All rights reserved. December 2017.	SAN-DIV-1217

Semi-Annual Report

J.P. Morgan Large Cap Funds

December 31, 2017 (Unaudited)

JPMorgan Equity Focus Fund

JPMorgan Equity Income Fund

JPMorgan Growth and Income Fund

JPMorgan Hedged Equity Fund

JPMorgan Large Cap Growth Fund

JPMorgan Large Cap Value Fund

JPMorgan U.S. Equity Fund

JPMorgan U.S. Research Enhanced Equity Fund

(formerly known as JPMorgan Disciplined Equity Fund)

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

February 1, 2018 (Unaudited)

Dear Shareholder,

The U.S. economy continued to grow in the second half of 2017, supported by a synchronized global economy and central bank policies that also helped lift equity prices in the U.S. and elsewhere.

“Historically high consumer confidence, increased business investment and growth in corporate earnings all indicate that the U.S. economy should continue to expand.” — George C.W. Gatch

The U.S. economy entered its third longest expansion on record in 2017, and gross domestic product (GDP) rose by 3.2% in the third quarter and an estimated 2.6% in the fourth quarter. During the second half of 2017, unemployment fell to 4.1% in December from 4.3% in June, and U.S. consumer confidence reached a 17-year high in November. Corporate profits rose during the second half of the year amid stable energy prices and a decline in the value of the U.S. dollar.

Notably, the second half of 2017 included three large hurricanes, wildfires and other assorted natural disasters that combined to cause an estimated $306 billion in damage in the U.S. While companies in some specific sectors of the economy reported that Hurricanes Harvey, Irma and Maria affected revenue or earnings, any impact on the larger economy appeared to be limited.

The U.S. Federal Reserve raised interest rates in December 2017 and indicated it would raise rates three more times in the year ahead. However, interest rates overall remained relatively low during the reporting period and provided support for both the domestic economy and financial markets.

Most developed market and emerging market economies also continued to grow in the second half of 2017. Growth in Europe was strong enough that the European Central Bank committed to reducing its monthly asset purchases by half and the Bank of England raised its benchmark interest rate for the first time in ten years. Japan registered its longest economic expansion in a decade and China’s GDP grew by an estimated 6.8% in the second half of 2017, supported by personal consumption and growth in foreign trade.

Roughly 120 countries, comprising three-fourths of global GDP, had experienced increased economic growth by the end of 2017, according to the International Monetary Fund (IMF).

Meanwhile, global financial markets provided investors with positive returns for the six months ended December 31, 2017. Overall, equity markets outperformed bond markets, with emerging market equities largely outperforming developed market equities.

In the wake of stronger-than-expected growth in the U.S. and other leading economies, the IMF revised its forecast for 2018 U.S. GDP growth to 2.7% from 2.3%. The IMF cited growth from external demand and a reduction in U.S. corporate tax rates from the 2017 Tax Cuts and Jobs Act. Historically high consumer confidence, increased business investment and growth in corporate earnings all indicate that the U.S. economy should continue to expand. We believe investors who maintain a properly diversified portfolio and a long-term outlook will be able to benefit from the current global economic expansion.

We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

DECEMBER 31, 2017	J.P. MORGAN LARGE CAP FUNDS	1

J.P. Morgan Large Cap Funds

MARKET OVERVIEW

SIX MONTHS ENDED DECEMBER 31, 2017 (Unaudited)

U.S. equity markets overall provided positive returns throughout the reporting period amid strong growth in corporate profits, stable energy prices and continued low interest rates. During the reporting period, the Standard & Poor’s 500 Index (the “S&P 500”) reached more than two dozen record high closings and had positive returns for each month.

In contrast, the CBOE Volatility Index, which measures S&P 500 options to gauge market expectations of near-term volatility, remained well below its historical average throughout the year and on November 3, 2017, fell to its lowest-ever level.

Overall, growth stocks outperformed value stocks and large cap stocks generally outperformed small cap and mid cap stocks during the reporting period. For the six months ended December 31, 2017, the S&P 500 returned 11.42%.

2	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2017

JPMorgan Equity Focus Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2017 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	11.97%
S&P 500 Index	11.42%

Net Assets as of 12/31/2017 (In Thousands)	$221,064

INVESTMENT OBJECTIVE**

The JPMorgan Equity Focus Fund (the “Fund”) seeks long term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares outperformed the S&P 500 Index (the “Benchmark”) for the six months ended December 31, 2017. The Fund’s security selection and overweight positions in both the financial services and health care sectors were leading contributors to performance relative to the Benchmark. The Fund’s security selection in the materials & processing and consumer discretionary sectors was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in T. Rowe Price Group Inc., Kohl’s Corp. and Ally Financial Inc. Shares of T. Rowe Price Group, a provider of mutual funds and financial advisory services, rose amid growth in the company’s assets under management and the overall strength of the financials sector. Shares of Kohl’s, a department store chain, rose amid improvements in the company’s store traffic trends and expense controls. Shares of Ally Financial, a consumer finance provider not held in the Benchmark, rose after the company reported better-than-expected earnings for the third quarter of 2017.

Leading individual detractors from relative performance included the Fund’s overweight positions in Dish Network Corp., Acadia Healthcare Co. and American International Group Inc. Shares of Dish Network, a subscription TV provider, fell after the company reported lower-than-expected earnings for the third quarter of 2017. Shares of Acadia Healthcare, a provider of behavioral health care services that was not held in the Benchmark, fell after the company reported lower-than-expected earnings and revenue for the third quarter of 2017. Shares of American International Group, an insurance provider, fell amid investor expectations that losses from hurricanes and other natural disasters in 2017 would hurt the company’s earnings.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to stock selection. As a result of this approach to stock selection, the Fund’s largest overweight positions versus the Benchmark were in the financial services and consumer discretionary sectors. The Fund’s largest underweight positions versus the Benchmark were in the consumer staples and health care sectors.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Alphabet, Inc., Class C	5.6%
2.	Amazon.com, Inc.	4.3
3.	Apple, Inc.	4.1
4.	AutoZone, Inc.	4.0
5.	UnitedHealth Group, Inc.	3.9
6.	Capital One Financial Corp.	3.6
7.	T. Rowe Price Group, Inc.	3.6
8.	Delta Air Lines, Inc.	3.4
9.	American International Group, Inc.	3.2
10.	Mastercard, Inc., Class A	3.2

PORTFOLIO COMPOSITION BY SECTOR***
Financials	23.2%
Information Technology	21.6
Consumer Discretionary	17.0
Health Care	7.4
Energy	7.2
Industrials	7.0
Materials	4.2
Real Estate	3.8
Consumer Staples	3.2
Utilities	1.3
Short-Term Investment	4.1

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2017. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2017	J.P. MORGAN LARGE CAP FUNDS	3

JPMorgan Equity Focus Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2017 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2017
	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	July 29, 2011
With Sales Charge**		5.98%	17.54%	14.74%	13.07%
Without Sales Charge		11.84	24.04	15.98	14.02
CLASS C SHARES	July 29, 2011
With CDSC***		10.55	22.42	15.41	13.45
Without CDSC		11.55	23.42	15.41	13.45
CLASS I SHARES	July 29, 2011	11.97	24.34	16.28	14.31

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/29/11 TO 12/31/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 29, 2011.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Equity Focus Fund, the S&P 500 Index, the Lipper Large-Cap Core Funds Index and the Lipper Multi-Cap Growth Funds Index from July 29, 2011 to December 31, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Core Funds Index and the Lipper Multi-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Large-Cap Core Funds Index and the Lipper Multi-Cap Growth Funds Index are indexes based on the total returns of certain mutual funds within designated categories as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Subsequent to the inception date of the Fund and through July 31, 2013, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2017

JPMorgan Equity Income Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2017 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	11.27%
Russell 1000 Value Index	8.61%

Net Assets as of 12/31/2017 (In Thousands)	$16,626,098

INVESTMENT OBJECTIVE**

The JPMorgan Equity Income Fund (the “Fund”) seeks capital appreciation and current income.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares outperformed the Russell 1000 Value Index (the “Benchmark”) for the six months ended December 31, 2017. The Fund’s security selection in the industrials sector and its security selection and overweight position in the information technology sector were leading contributors to performance relative to the Benchmark. The Fund’s security selection in the consumer staples and materials sectors was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s underweight position in General Electric Co. and its overweight positions in Home Depot Inc. and Texas Instruments Inc. Shares of General Electric, an industrial conglomerate, fell amid the company’s efforts to implement a restructuring plan. Shares of Home Depot, a home improvement retail chain not held in the Benchmark, rose after the company reported better-than-expected third quarter 2017 earnings, raised its profit forecast and unveiled a $15 billion stock repurchase plan. Shares of Texas Instruments, a semiconductor maker not held in the Benchmark, rose on better-than-expected earnings, an increase in the company’s dividend and strength in the broader semiconductors sector.

Leading individual detractors from relative performance included the Fund’s underweight positions in Intel Corp. and Walmart Inc. and its overweight position in L Brands Inc. Shares of Intel, a semiconductor maker not held by the Fund, rose amid gains in the broader semiconductor sector. Shares of Walmart, a super store retail chain not held in the Fund, rose amid an increase in consumer spending during the November-December holiday shopping season and investor expectations that the company will benefit from the 2017 Tax Cut and Jobs Act. Shares of L Brands, a branded apparel and beauty products retailer, fell after the company reported a decline in November sales.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers’ focus remained on stock selection, as they believed that quality companies trading at attractive valuations have the greatest potential to outperform in the long term. As the Fund aimed to purchase stocks with above average dividend yields, the research process was designed to identify companies with predictable and durable business models deemed capable of generating sustainable free cash flow.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Bank of America Corp.	3.4%
2.	Chevron Corp.	2.9
3.	PNC Financial Services Group, Inc. (The)	2.7
4.	Johnson & Johnson	2.6
5.	Wells Fargo & Co.	2.5
6.	BlackRock, Inc.	2.5
7.	Microsoft Corp.	2.4
8.	Occidental Petroleum Corp.	2.4
9.	Apple, Inc.	2.2
10.	CME Group, Inc.	2.2

PORTFOLIO COMPOSITION BY SECTOR***
Financials	30.2%
Information Technology	11.1
Health Care	10.7
Industrials	10.6
Energy	9.9
Consumer Staples	8.2
Consumer Discretionary	6.1
Materials	3.8
Utilities	3.4
Real Estate	2.8
Telecommunication Services	1.5
Short-Term Investment	1.7

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2017. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2017	J.P. MORGAN LARGE CAP FUNDS	5

JPMorgan Equity Income Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2017 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2017
	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 18, 1992
With Sales Charge**		5.28%	11.05%	13.07%	8.13%
Without Sales Charge		11.12	17.21	14.29	8.71
CLASS C SHARES	November 4, 1997
With CDSC***		9.80	15.59	13.72	8.15
Without CDSC		10.80	16.59	13.72	8.15
CLASS I SHARES	July 2, 1987	11.27	17.55	14.57	9.00
CLASS R2 SHARES	February 28, 2011	11.01	16.92	14.00	8.49
CLASS R3 SHARES	September 9, 2016	11.08	17.21	14.28	8.71
CLASS R4 SHARES	September 9, 2016	11.23	17.51	14.57	9.00
CLASS R5 SHARES	February 28, 2011	11.36	17.73	14.80	9.15
CLASS R6 SHARES	January 31, 2012	11.42	17.84	14.87	9.19

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/07 TO 12/31/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2, Class R4, and Class R5 Shares prior to their inception dates are based on the performance of Class I Shares. With respect to Class R2 Shares, prior class performance has been adjusted to reflect the differences in expenses between classes. The actual returns for Class R4 would have been similar to those shown because Class R4 Shares had similar expenses to Class I Shares. The actual returns for Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Class I Shares.

Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R3 Shares would have been similar than those shown because Class R3 currently have the same expenses as Class A Shares.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares and, prior to February 28, 2011, Class I Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 and Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Equity Income Fund, the Russell 1000 Value Index and the Lipper Equity Income Funds Index from December 31, 2007 to December 31, 2017.

The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Equity Income Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Equity Income Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2017

JPMorgan Growth and Income Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2017 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	12.47%
Russell 1000 Value Index	8.61%

Net Assets as of 12/31/2017 (In Thousands)	$578,191

INVESTMENT OBJECTIVE**

The JPMorgan Growth and Income Fund (the “Fund”) seeks to provide capital growth over the long term and earn income from dividends.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class A Shares, without a sales charge, outperformed the Russell 1000 Value Index (the “Benchmark”) for the six months ended December 31, 2017. The Fund’s security selection and overweight position in the information technology sector and its security selection in the health care sector were leading contributors to performance relative to the Benchmark. The Fund’s underweight position and security selection in the materials sector was the only sector detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Home Depot Inc., T. Rowe Price Group Inc. and Honeywell International Inc. Shares of Home Depot, a home improvement retail chain not held in the Benchmark, rose after the company reported better-than-expected third quarter 2017 earnings, raised its profit forecast and unveiled a $15 billion stock repurchase plan. Shares of T. Rowe Price Group, a provider of mutual funds and financial advisory services, rose amid growth in the company’s assets under management and the overall strength of the financials sector. Shares of Honeywell International, an industrial conglomerate, rose after the company reported better-than-expected revenue for the third quarter of 2017 and forecast earnings growth for the fourth quarter of 2017.

Leading individual detractors from relative performance included the Fund’s overweight position in Dish Network Co. and its underweight positions in Intel Corp. and Walmart Stores Inc. Shares of Dish Network, a subscription TV provider, fell after the company reported lower-than-expected earnings for the third quarter of 2017. Shares of Intel, a semiconductor maker not held by the Fund, rose amid gains in the broader semiconductor sector. Shares of Walmart, a superstore retail chain not held in the Fund, rose amid an increase in consumer spending during the November-December holiday shopping season and investor expectations that the company will benefit from the 2017 Tax Cut and Jobs Act.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers focused on stock selection and aimed to invest in undervalued companies with durable franchises, strong management and the ability to grow their intrinsic value per share. The portfolio managers employed a bottom-up approach to security selection and fundamental research. During the reporting period, the Fund’s largest overweight position relative to the Benchmark was in the financials sector, while its largest underweight position was in the consumer staples sector.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Bank of America Corp.	3.7%
2.	Microsoft Corp.	2.8
3.	Home Depot, Inc. (The)	2.5
4.	Honeywell International, Inc.	2.4
5.	Morgan Stanley	2.3
6.	Apple, Inc.	2.2
7.	BlackRock, Inc.	2.2
8.	Chevron Corp.	2.1
9.	Berkshire Hathaway, Inc., Class B	2.0
10.	Wells Fargo & Co.	1.9

PORTFOLIO COMPOSITION BY SECTOR***
Financials	32.3%
Information Technology	10.9
Health Care	10.9
Energy	10.9
Consumer Discretionary	10.1
Industrials	8.3
Consumer Staples	6.2
Real Estate	2.9
Utilities	2.6
Materials	1.5
Telecommunication Services	1.3
Short-Term Investment	2.1

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2017. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2017	J.P. MORGAN LARGE CAP FUNDS	7

JPMorgan Growth and Income Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2017 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2017
	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	September 23, 1987
With Sales Charge**		6.56%	10.99%	13.67%	7.24%
Without Sales Charge		12.47	17.14	14.91	7.82
CLASS C SHARES	January 2, 1998
With CDSC***		11.19	15.54	14.33	7.28
Without CDSC		12.19	16.54	14.33	7.28
CLASS I SHARES	January 25, 1996	12.61	17.43	15.18	8.11
CLASS R2 SHARES	November 2, 2015	12.33	16.86	14.78	7.76
CLASS R3 SHARES	July 31, 2017	12.50	17.17	14.91	7.82
CLASS R4 SHARES	July 31, 2017	12.61	17.43	15.18	8.11
CLASS R5 SHARES	November 2, 2015	12.72	17.66	15.28	8.16
CLASS R6 SHARES	November 2, 2015	12.73	17.71	15.30	8.17

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/07 TO 12/31/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares.

Returns for Class R3 Shares prior to their inception date are based on the performance of the Class A Shares. The actual returns of Class R3 Shares would have been similar to those shown because Class R3 Shares have similar expenses to Class A Shares.

Returns for Class R4 Shares prior to their inception date are based on the performance of the Class I Shares. The actual returns of Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses to Class I Shares.

Returns for Class R5 and Class R6 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns of Class R5 and Class R6 Shares would have been different than those shown because Class R5 and Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Growth and Income Fund, the Russell 1000 Value Index, the Lipper Large-Cap Value Funds Index and the Lipper Large-Cap Core Funds

Index from December 31, 2007 to December 31, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmarks, if applicable. The performance of the Lipper Large-Cap Value Funds Index and the Lipper Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 1000 Value Index is an unmanaged index, which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Large-Cap Value Funds Index and the Lipper Large-Cap Core Funds Index are indexes based on the total returns of certain mutual funds within designated categories as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2017

JPMorgan Hedged Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2017 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)* . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	6.29%
S&P 500 Index . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	11.42%

Net Assets as of 12/31/2017 (In Thousands) . . . . . . . . . . . . . . . . . . . . . . . . . .	$1,583,166

INVESTMENT OBJECTIVE**

The JPMorgan Hedged Equity Fund (the “Fund”) seeks to provide capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the Standard & Poor’s 500 Index (the “Benchmark”) for the six months ended December 31, 2017. The Fund’s options hedge allowed the Fund to generally perform as designed, delivering returns with less volatility than the Benchmark during the reporting period. The Fund captured 55% of the Benchmark’s total return with about 59% of the Benchmark’s volatility during the six month reporting period.

The Fund’s security selection in the industrial cyclical and telecommunications sectors was a leading detractor from performance relative to the Benchmark. The Fund’s security selection in the technology and health services & systems sectors was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s underweight positions in Boeing Co. and AbbVie Inc. and its overweight position in Allergan PLC. Shares of Boeing, an aircraft manufacturer, rose amid growth in new orders, an increase in the company’s stock dividend and an $18 billion stock repurchase plan. Shares of AbbVie, a drug maker, rose after the company reported better-than-expected earnings, raised its profit forecast and announced positive clinical trial results for its psoriasis treatment. Shares of Allergan, a drug maker, fell after the company lost its legal battle to protect its dry eye medication from competition from generic formulations.

Leading individual contributors to relative performance included the Fund’s underweight position in Oracle Corp. and its overweight positions in Texas Instruments Inc. and UnitedHealth Group Inc. Shares of Oracle, a computer software provider, fell after the company reported lower-than-expected revenue from its cloud computing business. Shares of Texas Instruments, a semiconductor maker, rose on better-than-expected earnings, an increase in the company’s dividend and strength in the broader semiconductors sector. Shares of UnitedHealth, a health insurer, rose amid earnings and revenue growth throughout the reporting period.

HOW WAS THE FUND POSITIONED?

The Fund used an enhanced index strategy that invests primarily in common stocks of large capitalization U.S. companies,

while systematically purchasing and selling exchange-traded index put options and selling exchange-traded index call options. The option overlay is known as a “Put/Spread Collar” strategy. The combination of the diversified portfolio of equity securities, downside protection from index put options and income from index call options provided the Fund with a portion of the returns associated with equity market investments, while exposing the Fund to less risk than traditional long-only equity strategies.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Apple, Inc.	4.0%
2.	Microsoft Corp.	3.6
3.	Facebook, Inc., Class A	2.1
4.	Bank of America Corp.	1.9
5.	Amazon.com, Inc.	1.8
6.	Alphabet, Inc., Class C	1.7
7.	Alphabet, Inc., Class A	1.6
8.	UnitedHealth Group, Inc.	1.6
9.	Visa, Inc., Class A	1.5
10.	Citigroup, Inc.	1.5

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	23.5%
Financials	13.9
Health Care	12.8
Consumer Discretionary	12.5
Industrials	9.6
Consumer Staples	7.6
Energy	5.8
Materials	2.8
Utilities	2.8
Real Estate	2.3
Others (each less than 1.0%)	1.7
Short-Term Investments	4.7

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2017. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2017	J.P. MORGAN LARGE CAP FUNDS	9

JPMorgan Hedged Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2017 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2017

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	December 13, 2013
With Sales Charge**		0.60%	6.53%	4.60%	6.15%
Without Sales Charge		6.17	12.45	6.50	7.57
CLASS C SHARES	December 13, 2013
With CDSC***		4.93	10.90	5.97	7.04
Without CDSC		5.93	11.90	5.97	7.04
CLASS I SHARES	December 13, 2013	6.29	12.70	6.77	7.84
CLASS R5 SHARES	December 13, 2013	6.37	12.92	6.97	8.05
CLASS R6 SHARES	December 13, 2013	6.40	12.92	7.01	8.09

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (12/13/13 TO 12/31/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on December 13, 2013.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Hedged Equity Fund, the S&P 500 Index, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index and the Lipper Alternative Long/Short Equity Funds Average from December 13, 2013 to December 31, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index and the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmarks, if applicable. The performance of the Lipper Alternative Long/Short Equity Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The BofA Merrill

Lynch 3-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the BofA Merrill Lynch 3-Month U.S.Treasury Bill Index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. Investors cannot invest directly in an index. The Lipper Alternative Long/Short Equity Funds Average is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

Class I Shares have a $1,000,000 minimum initial investment.

Subsequent to the inception date of the Fund and through May 30, 2014, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2017

JPMorgan Large Cap Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2017 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	13.96%
Russell 1000 Growth Index	14.23%

Net Assets as of 12/31/2017 (In Thousands)	$12,843,889

INVESTMENT OBJECTIVE**

The JPMorgan Large Cap Growth Fund (the “Fund”) seeks long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the Russell 1000 Growth Index (the “Benchmark”) for the six months ended December 31, 2017. The Fund’s security selection in the consumer discretionary sector and its security selection and underweight position in the producer durables sector were leading detractors from performance relative to the Benchmark. The Fund’s security selection in the financial services sector and its security selection and underweight position in the consumer staples sector were leading contributors to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in Ulta Beauty Inc., Priceline Group Inc. and Delta Air Lines Inc. Shares of Ulta Beauty, a retailer of cosmetics and other personal care products, fell after the company reported slow sales growth for the third quarter of 2017 and forecast lower-than-expected fourth quarter 2017 earnings. Shares of Priceline Group, an online travel service, fell after the company forecast lower-than-expected earnings for the fourth quarter of 2017. Shares of Delta Air Lines, an airline operator that was not held in the Benchmark, fell early in the reporting period as passenger revenue growth lagged behind investor expectations, and amid investor concerns about rising fuel costs and pricing pressure.

Leading individual contributors to relative performance included the Fund’s overweight positions in Nvidia Corp. and Mastercard Inc., and its underweight position in Celgene Corp. Shares of Nvidia, a maker of semiconductors and software, rose after the company reported strong results within its gaming and data center segments. Shares of Mastercard, a provider of payment processing services, rose on better-than-expected earnings and revenue for the third quarter of 2017. Shares of Celgene, a drug maker not held by the Fund, fell after the company reported lower-than-expected revenue for the third quarter of 2017 and halted development of its Crohn’s disease drug.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, rigorously researching individual companies in an effort to construct portfolios of stocks that have strong fundamentals and positive price momentum. The Fund’s portfolio managers sought to invest in companies with attractive fundamentals that, in their view, possessed the potential to significantly exceed expectations for a prolonged period of time.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Alphabet, Inc., Class C	5.8%
2.	Apple, Inc.	5.6
3.	Amazon.com, Inc.	5.4
4.	Mastercard, Inc., Class A	4.3
5.	Home Depot, Inc. (The)	4.2
6.	Facebook, Inc., Class A	4.0
7.	Intuitive Surgical, Inc.	3.6
8.	NVIDIA Corp.	3.1
9.	Charles Schwab Corp. (The)	2.8
10.	Broadcom Ltd.	2.6

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	46.7%
Consumer Discretionary	16.7
Health Care	12.9
Industrials	9.5
Financials	7.4
Materials	2.5
Consumer Staples	2.4
Others (each less than 1.0%)	0.9
Short-Term Investment	1.0

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2017. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2017	J.P. MORGAN LARGE CAP FUNDS	11

JPMorgan Large Cap Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2017 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2017

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 22, 1994
With Sales Charge**		7.87%	30.48%	15.00%	8.65%
Without Sales Charge		13.86	37.71	16.25	9.24
CLASS C SHARES	November 4, 1997
With CDSC***		12.55	36.01	15.66	8.68
Without CDSC		13.55	37.01	15.66	8.68
CLASS I SHARES	February 28, 1992	13.96	37.99	16.43	9.45
CLASS R2 SHARES	November 3, 2008	13.67	37.33	15.95	8.96
CLASS R3 SHARES	September 9, 2016	13.82	37.63	16.20	9.26
CLASS R4 SHARES	September 9, 2016	13.96	37.99	16.43	9.45
CLASS R5 SHARES	April 14, 2009	14.07	38.22	16.66	9.63
CLASS R6 SHARES	November 30, 2010	14.13	38.37	16.75	9.69

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/07 TO 12/31/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2, Class R3, Class R4 and Class R5 Shares prior to their inception dates are based on the performance of Class I Shares. With respect to Class R2 and Class R3 Shares, prior class performance has been adjusted to reflect the differences in expenses between classes. The actual returns for Class R4 would have been similar to those shown because Class R4 Shares had similar expenses to Class I Shares. The actual returns for Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Class I Shares.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares and, prior to April 14, 2009, Class I Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 and Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Large Cap Growth Fund, the Russell 1000 Growth Index and the Lipper Large-Cap Growth Funds Index from December 31, 2007 to December 31, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Large-Cap Growth Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

12	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2017

JPMorgan Large Cap Value Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2017 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	10.91%
Russell 1000 Value Index	8.61%

Net Assets as of 12/31/2017 (In Thousands)	$1,442,778

INVESTMENT OBJECTIVE**

The JPMorgan Large Cap Value Fund (the “Fund”) seeks capital appreciation with the incidental goal of achieving current income by investing primarily in equity securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares outperformed the Russell 1000 Value Index (the “Benchmark”) for the six months ended December 31, 2017. The Fund’s overweight position and security selection in the auto & transportation sector and its security selection in the consumer cyclical sector were leading contributors to performance relative to the Benchmark. The Fund’s security selection in the pharmaceutical/medical technology and industrial cyclical sectors was a leading detractor from relative performance.

Leading individual contributors to performance relative to the Benchmark included the Fund’s overweight positions in D.R. Horton Inc., Diamondback Energy Inc. and Voya Financial Inc. Shares of D.R. Horton, a home builder, rose on better-than-expected earnings and revenue for the company’s fiscal fourth quarter and continued strength in the U.S. housing market. Shares of Diamondback Energy, an oil and natural gas producer, rose after the company reported better-than-expected earnings for the third quarter of 2017 and raised its production forecast. Shares of Voya Financial, a financial services company, rose after the company agreed to sell its variable annuity business.

Leading individual detractors from relative performance included the Fund’s overweight positions in Allergan PLC, Dish Network Corp. and Brunswick Corp. Shares of Allergan, a drug maker, fell after the company lost its legal battle to protect its dry eye medication from competition from generic formulations. Shares of Dish Network, a subscription TV provider, fell after the company reported lower-than-expected earnings for the third quarter of 2017. Shares of Brunswick, a maker of recreational products and equipment, fell after the company reported lower-than-expected earnings and revenue for the third quarter of 2017.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers combined a bottom-up fundamental approach to security selection with a systematic valuation process. Overall, the Fund’s portfolio managers looked to take advantage of mispriced stocks that they believed appeared attractive relative to their fair value.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Citigroup, Inc.	3.9%
2.	Wells Fargo & Co.	3.8
3.	Bank of America Corp.	3.7
4.	Delta Air Lines, Inc.	2.9
5.	General Motors Co.	2.8
6.	KeyCorp	2.4
7.	Occidental Petroleum Corp.	2.3
8.	Diamondback Energy, Inc.	2.1
9.	Charles Schwab Corp. (The)	2.1
10.	Pioneer Natural Resources Co.	2.0

PORTFOLIO COMPOSITION BY SECTOR***
Financials	31.3%
Consumer Discretionary	16.6
Industrials	11.8
Energy	10.7
Health Care	9.0
Information Technology	6.1
Materials	4.9
Consumer Staples	3.9
Telecommunication Services	1.7
Real Estate	0.5
Short-Term Investment	3.5

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2017. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2017	J.P. MORGAN LARGE CAP FUNDS	13

JPMorgan Large Cap Value Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2017 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2017

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 18, 1992
With Sales Charge**		4.93%	11.34%	15.56%	7.48%
Without Sales Charge		10.76	17.50	16.81	8.06
CLASS C SHARES	March 22, 1999
With CDSC***		9.51	15.93	16.21	7.49
Without CDSC		10.51	16.93	16.21	7.49
CLASS I SHARES	March 1, 1991	10.91	17.71	16.99	8.24
CLASS R2 SHARES	November 3, 2008	10.63	17.15	16.49	7.77
CLASS R5 SHARES	May 15, 2006	10.96	17.87	17.22	8.46
CLASS R6 SHARES	November 30, 2010	11.00	17.92	17.28	8.50

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/07 TO 12/31/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to their inception date are based on the performance of Class I Shares. Prior class performance has been adjusted to reflect the differences in expenses between classes.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Large Cap Value Fund, the Russell 1000 Value Index and the Lipper Large-Cap Value Funds Index from December 31, 2007 to December 31, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Large-Cap Value Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

14	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2017

JPMorgan U.S. Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2017 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class L Shares)*	11.54%
S&P 500 Index	11.42%

Net Assets as of 12/31/2017 (In Thousands)	$15,653,115

INVESTMENT OBJECTIVE**

The JPMorgan U.S. Equity Fund (the “Fund”) seeks to provide high total return from a portfolio of selected equity securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class L Shares outperformed the S&P 500 Index (the “Benchmark”) for the six months ended December 31, 2017. The Fund’s security selection in the software & services and energy sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the industrial cyclical and pharmaceutical/medical technology sectors was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in UnitedHealth Group Inc. and Texas Instruments Inc. and its underweight position in Oracle Corp. Shares of UnitedHealth, a health insurer, rose after the company reported better-than-expected earnings. Share of Texas Instruments, a semiconductor maker not held in the Benchmark, rose on better-than-expected earnings, an increase in the company’s dividend and strength in the broader semiconductors sector. Shares of Oracle, a database software provider, fell after the company reported weak growth in its cloud computing business and issued a lower-than-expected earnings forecast

Leading individual detractors from relative performance included the Fund’s overweight positions in Allergan PLC and Dish Network Corp. and its underweight position in Boeing Co. Shares of Allergan, a drug maker, fell after the company lost its legal battle to protect its dry eye medication from competition from generic formulations. Shares of Dish Network, a subscription TV provider, fell after the company reported lower-than-expected earnings for the third quarter of 2017. Shares of Boeing, an aircraft manufacturer, rose amid growth in new orders, an increase in the company’s stock dividend and an $18 billion stock repurchase plan.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to stock selection, researching companies to determine what they believed to be their underlying value and potential for future earnings growth. As a result of this approach to stock selection, the Fund’s largest average overweight positions relative to the Benchmark for the six months ended December 31, 2017 were in the insurance and media sectors, while the Fund’s largest underweight positions were in the real estate investment trusts and financial sectors.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Microsoft Corp.	4.0%
2.	Apple, Inc.	4.0
3.	Bank of America Corp.	2.8
4.	Alphabet, Inc., Class A	2.6
5.	UnitedHealth Group, Inc.	2.4
6.	Pfizer, Inc.	2.4
7.	Citigroup, Inc.	2.4
8.	Amazon.com, Inc.	2.4
9.	Walt Disney Co. (The)	2.2
10.	Visa, Inc., Class A	2.1

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	25.4%
Financials	14.5
Health Care	14.0
Consumer Discretionary	13.8
Industrials	12.6
Consumer Staples	7.5
Energy	6.1
Utilities	2.5
Materials	1.7
Others (each less than 1.0%)	1.1
Short-Term Investment	0.8

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2017. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2017	J.P. MORGAN LARGE CAP FUNDS	15

JPMorgan U.S. Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2017 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2017

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	September 10, 2001
With Sales Charge**		5.39%	14.74%	14.40%	8.28%
Without Sales Charge		11.26	21.13	15.64	8.87
CLASS C SHARES	September 10, 2001
With CDSC***		10.05	19.49	15.07	8.33
Without CDSC		11.05	20.49	15.07	8.33
CLASS I SHARES	September 10, 2001	11.42	21.40	15.86	9.10
CLASS L SHARES	September 17, 1993	11.54	21.52	16.03	9.26
CLASS R2 SHARES	November 3, 2008	11.14	20.76	15.35	8.62
CLASS R3 SHARES	September 9, 2016	11.23	21.03	15.62	8.86
CLASS R4 SHARES	September 9, 2016	11.45	21.37	15.87	9.10
CLASS R5 SHARES	May 15, 2006	11.49	21.58	16.08	9.31
CLASS R6 SHARES	November 30, 2010	11.59	21.71	16.16	9.36

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/07 TO 12/31/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares and Class R3 Shares prior to their inception dates are based on the performance of Class A Shares. The actual returns of Class R2 Shares and Class R3 Shares would have been lower than those shown because Class R2 Shares and Class R3 Shares have higher expenses than Class A Shares.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses than Class I Shares.

The graph illustrates comparative performance for $3,000,000 invested in Class L Shares of the JPMorgan U.S. Equity Fund, the S&P 500 Index and the Lipper Large-Cap Core Funds Index from December 31, 2007 to December 31, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Large-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class L Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

16	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2017

JPMorgan U.S. Research Enhanced Equity Fund

(formerly known as JPMorgan Disciplined Equity Fund)

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2017 (Unaudited)

Reporting Period Return:
Fund (Class L Shares)*	11.33%
S&P 500 Index	11.42%

Net Assets as of 12/31/2017 (In Thousands)	$7,760,445

INVESTMENT OBJECTIVE**

The JPMorgan U.S. Research Enhanced Equity Fund (the “Fund”) seeks to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the Standard & Poor’s 500 Composite Stock Price Index.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class L Shares underperformed the S&P 500 Index

(the “Benchmark”) for the six months ended December 31, 2017. The Fund’s security selection in the industrial cyclical and telecommunications sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the technology and health services & systems sectors was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s underweight positions in Boeing Co. and AbbVie Inc. and its overweight position in Allergan PLC. Shares of Boeing, an aircraft manufacturer, rose amid growth in new orders, an increase in the company’s stock dividend and an $18 billion stock repurchase plan. Shares of AbbVie, a drug maker, rose after the company reported better-than-expected earnings, raised its profit forecast and announced positive clinical trial results for its psoriasis treatment. Shares of Allergan, a drug maker, fell after the company lost its legal battle to protect its dry eye medication from competition from generic formulations.

Leading individual contributors to relative performance included the Fund’s underweight position in Oracle Corp. and its overweight positions in Texas Instruments Inc. and UnitedHealth Group Inc. Shares of Oracle, a computer software provider, fell after the company reported lower-than-expected revenue from its cloud computing business. Shares of Texas Instruments, a semiconductor maker, rose on better-than-expected earnings, an increase in the company’s dividend and strength in the broader semiconductors sector. Shares of UnitedHealth, a health insurer, rose amid earnings and revenue growth throughout the reporting period.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers attempted to construct the portfolio so that stock selection was the principal source of poten-

tial excess return. The Fund’s portfolio managers sought investment opportunities in companies that they believed were attractive based on valuation and strong fundamentals.

TOP TEN HOLDINGS OF THE PORTFOLIO***
1.	Apple, Inc.	4.2%
2.	Microsoft Corp.	3.8
3.	Facebook, Inc., Class A	2.3
4.	Bank of America Corp.	2.0
5.	Amazon.com, Inc.	1.9
6.	Alphabet, Inc., Class C	1.8
7.	Alphabet, Inc., Class A	1.7
8.	UnitedHealth Group, Inc.	1.7
9.	Visa, Inc., Class A	1.6
10.	Citigroup, Inc.	1.6

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	24.8%
Financials	14.6
Health Care	13.5
Consumer Discretionary	13.2
Industrials	10.1
Consumer Staples	8.0
Energy	6.1
Materials	3.0
Utilities	3.0
Real Estate	2.5
Telecommunication Services	0.9
Short-Term Investments	0.3

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2017. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2017	J.P. MORGAN LARGE CAP FUNDS	17

JPMorgan U.S. Research Enhanced Equity Fund

(formerly known as JPMorgan Disciplined Equity Fund)

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2017 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2017

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	September 28, 2001
With Sales Charge**		5.38%	14.87%	13.49%	7.70%
Without Sales Charge		11.23	21.23	14.72	8.28
CLASS I SHARES	September 10, 2001	11.31	21.49	15.00	8.55
CLASS L SHARES	January 3, 1997	11.33	21.50	15.12	8.70
CLASS R6 SHARES	March 24, 2003	11.38	21.63	15.25	8.81

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.

TEN YEAR PERFORMANCE (12/31/07 TO 12/31/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $3,000,000 invested in Class L Shares of the JPMorgan U.S. Research Enhanced Equity Fund, the S&P 500 Index and the Lipper Large-Cap Core Funds Index from December 31, 2007 to December 31, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Large-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class L Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

18	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2017

JPMorgan Equity Focus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 95.8%
	Consumer Discretionary — 17.0%
	Household Durables — 1.6%
13	Mohawk Industries, Inc. (a)	3,609

	Internet & Direct Marketing Retail — 4.3%
8	Amazon.com, Inc. (a)	9,461

	Media — 4.6%
78	CBS Corp. (Non-Voting), Class B	4,585
117	DISH Network Corp., Class A (a)	5,588

		10,173

	Multiline Retail — 2.5%
103	Kohl’s Corp.	5,571

	Specialty Retail — 4.0%
12	AutoZone, Inc. (a)	8,752

	Total Consumer Discretionary	37,566

	Consumer Staples — 3.2%
	Beverages — 0.6%
17	Molson Coors Brewing Co., Class B	1,421

	Food & Staples Retailing — 2.6%
79	Walgreens Boots Alliance, Inc.	5,711

	Total Consumer Staples	7,132

	Energy — 7.2%
	Oil, Gas & Consumable Fuels — 7.2%
30	Concho Resources, Inc. (a)	4,545
349	Kinder Morgan, Inc.	6,310
78	Marathon Petroleum Corp.	5,126

	Total Energy	15,981

	Financials — 23.1%
	Banks — 3.0%
110	Wells Fargo & Co.	6,660

	Capital Markets — 8.2%
116	Charles Schwab Corp. (The)	5,936
25	S&P Global, Inc.	4,240
77	T. Rowe Price Group, Inc.	8,043

		18,219

	Consumer Finance — 6.3%
199	Ally Financial, Inc.	5,816
81	Capital One Financial Corp.	8,056

		13,872

	Insurance — 5.6%
119	American International Group, Inc.	7,085
106	Loews Corp.	5,308

		12,393

	Total Financials	51,144

SHARES	SECURITY DESCRIPTION	VALUE($)

	Health Care — 7.4%
	Biotechnology — 1.4%
20	Vertex Pharmaceuticals, Inc. (a)	3,059

	Health Care Equipment & Supplies — 1.2%
7	Intuitive Surgical, Inc. (a)	2,538

	Health Care Providers & Services — 4.8%
61	Acadia Healthcare Co., Inc. (a)	1,981
39	UnitedHealth Group, Inc.	8,694

		10,675

	Total Health Care	16,272

	Industrials — 7.0%
	Airlines — 3.4%
136	Delta Air Lines, Inc.	7,600

	Commercial Services & Supplies — 1.5%
45	Waste Connections, Inc., (Canada)	3,223

	Machinery — 2.1%
27	Stanley Black & Decker, Inc.	4,612

	Total Industrials	15,435

	Information Technology — 21.6%
	Internet Software & Services — 8.2%
12	Alphabet, Inc., Class C (a)	12,473
32	Facebook, Inc., Class A (a)	5,673

		18,146

	IT Services — 3.2%
46	Mastercard, Inc., Class A	7,016

	Semiconductors & Semiconductor Equipment — 3.3%
14	Broadcom Ltd.	3,638
19	NVIDIA Corp.	3,622

		7,260

	Software — 2.8%
33	Electronic Arts, Inc. (a)	3,473
21	ServiceNow, Inc. (a)	2,771

		6,244

	Technology Hardware, Storage & Peripherals — 4.1%
53	Apple, Inc.	9,025

	Total Information Technology	47,691

	Materials — 4.2%
	Containers & Packaging — 4.2%
140	Ball Corp.	5,302
62	WestRock Co.	3,913

	Total Materials	9,215

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN LARGE CAP FUNDS	19

JPMorgan Equity Focus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Real Estate — 3.8%
	Equity Real Estate Investment Trusts (REITs) — 3.8%
43	Federal Realty Investment Trust	5,668
87	Rayonier, Inc.	2,765

	Total Real Estate	8,433

	Utilities — 1.3%
	Electric Utilities — 1.3%
60	Xcel Energy, Inc.	2,880

	Total Common Stocks (Cost $162,132)	211,749

Short-Term Investment — 4.1%
	Investment Company — 4.1%
9,073	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 1.14% (b) (l) (Cost $9,073)	9,073

	Total Investments — 99.9% (Cost $171,205)	220,822
	Other Assets in Excess of Liabilities — 0.1%	242

	NET ASSETS — 100.0%	$221,064

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2017

JPMorgan Equity Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 98.4%
	Consumer Discretionary — 6.1%
	Distributors — 1.2%
2,041	Genuine Parts Co.	193,925

	Hotels, Restaurants & Leisure — 1.1%
440	McDonald’s Corp.	75,706
830	Starbucks Corp.	47,685
505	Wyndham Worldwide Corp.	58,524

		181,915

	Media — 1.4%
5,100	Comcast Corp., Class A	204,241
401	Time Warner, Inc.	36,718

		240,959

	Specialty Retail — 2.1%
1,825	Home Depot, Inc. (The)	345,943

	Textiles, Apparel & Luxury Goods — 0.3%
629	VF Corp.	46,517

	Total Consumer Discretionary	1,009,259

	Consumer Staples — 8.3%
	Beverages — 3.0%
1,146	Coca-Cola Co. (The)	52,590
1,840	Dr Pepper Snapple Group, Inc.	178,634
1,389	Molson Coors Brewing Co., Class B	113,955
1,256	PepsiCo, Inc.	150,590

		495,769

	Food & Staples Retailing — 0.8%
1,745	Walgreens Boots Alliance, Inc.	126,716

	Food Products — 1.5%
1,297	Kraft Heinz Co. (The)	100,841
3,510	Mondelez International, Inc., Class A	150,217

		251,058

	Household Products — 0.5%
457	Kimberly-Clark Corp.	55,196
359	Procter & Gamble Co. (The)	32,991

		88,187

	Tobacco — 2.5%
3,308	Altria Group, Inc.	236,191
1,665	Philip Morris International, Inc.	175,881

		412,072

	Total Consumer Staples	1,373,802

	Energy — 9.9%
	Energy Equipment & Services — 0.6%
1,581	Schlumberger Ltd.	106,521

SHARES	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — 9.3%
3,817	Chevron Corp.	477,857
6,119	ConocoPhillips	335,868
2,700	Exxon Mobil Corp.	225,853
5,431	Occidental Petroleum Corp.	400,047
1,164	Valero Energy Corp.	106,939

		1,546,564

	Total Energy	1,653,085

	Financials — 30.2%
	Banks — 11.9%
19,385	Bank of America Corp.	572,252
3,802	BB&T Corp.	189,033
944	Cullen/Frost Bankers, Inc.	89,320
431	M&T Bank Corp.	73,746
3,104	PNC Financial Services Group, Inc. (The)	447,946
3,508	US Bancorp	187,981
6,901	Wells Fargo & Co.	418,682

		1,978,960

	Capital Markets — 7.6%
517	Ameriprise Financial, Inc.	87,604
805	BlackRock, Inc.	413,353
2,475	CME Group, Inc.	361,401
1,613	Northern Trust Corp.	161,147
257	S&P Global, Inc.	43,516
1,823	T. Rowe Price Group, Inc.	191,296

		1,258,317

	Consumer Finance — 1.8%
1,796	Capital One Financial Corp.	178,872
1,689	Discover Financial Services	129,885

		308,757

	Insurance — 8.9%
1,534	Arthur J Gallagher & Co.	97,072
1,110	Chubb Ltd.	162,240
918	Cincinnati Financial Corp.	68,848
4,676	Hartford Financial Services Group, Inc. (The)	263,181
5,190	MetLife, Inc.	262,396
1,618	Progressive Corp. (The)	91,144
1,546	Prudential Financial, Inc.	177,719
2,356	Travelers Cos., Inc. (The)	319,545
672	Validus Holdings Ltd.	31,512

		1,473,657

	Total Financials	5,019,691

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN LARGE CAP FUNDS	21

JPMorgan Equity Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Health Care — 10.7%
	Biotechnology — 0.8%
417	AbbVie, Inc.	40,316
1,338	Gilead Sciences, Inc.	95,866

		136,182

	Health Care Equipment & Supplies — 2.0%
2,681	Abbott Laboratories	153,012
796	Becton Dickinson and Co.	170,413

		323,425

	Pharmaceuticals — 7.9%
2,475	Bristol-Myers Squibb Co.	151,664
1,503	Eli Lilly & Co.	126,938
3,129	Johnson & Johnson	437,212
5,244	Merck & Co., Inc.	295,080
8,476	Pfizer, Inc.	306,997

		1,317,891

	Total Health Care	1,777,498

	Industrials — 10.6%
	Aerospace & Defense — 1.4%
1,144	General Dynamics Corp.	232,794

	Commercial Services & Supplies — 1.3%
3,264	Republic Services, Inc.	220,698

	Industrial Conglomerates — 1.7%
531	3M Co.	125,020
1,071	Honeywell International, Inc.	164,222

		289,242

	Machinery — 4.2%
2,497	Dover Corp.	252,195
1,632	Illinois Tool Works, Inc.	272,371
201	Snap-on, Inc.	35,004
837	Stanley Black & Decker, Inc.	141,947

		701,517

	Road & Rail — 2.0%
926	Norfolk Southern Corp.	134,186
1,432	Union Pacific Corp.	192,028

		326,214

	Total Industrials	1,770,465

	Information Technology — 11.1%
	IT Services — 2.0%
539	Accenture plc, Class A	82,440
717	Automatic Data Processing, Inc.	84,013
1,719	Fidelity National Information Services, Inc.	161,735

		328,188

SHARES	SECURITY DESCRIPTION	VALUE($)

	Semiconductors & Semiconductor Equipment — 4.5%
2,728	Analog Devices, Inc.	242,854
869	KLA-Tencor Corp.	91,335
1,558	QUALCOMM, Inc.	99,750
3,027	Texas Instruments, Inc.	316,090

		750,029

	Software — 2.4%
4,749	Microsoft Corp.	406,188

	Technology Hardware, Storage & Peripherals — 2.2%
2,175	Apple, Inc.	368,121

	Total Information Technology	1,852,526

	Materials — 3.8%
	Chemicals — 3.8%
1,030	Air Products & Chemicals, Inc.	168,986
2,162	DowDuPont, Inc.	153,968
218	International Flavors & Fragrances, Inc.	33,323
1,627	PPG Industries, Inc.	190,016
1,513	RPM International, Inc.	79,331

	Total Materials	625,624

	Real Estate — 2.8%
	Equity Real Estate Investment Trusts (REITs) — 2.8%
387	Alexandria Real Estate Equities, Inc.	50,592
772	AvalonBay Communities, Inc.	137,791
600	Boston Properties, Inc.	77,995
1,144	Simon Property Group, Inc.	196,415

	Total Real Estate	462,793

	Telecommunication Services — 1.5%
	Diversified Telecommunication Services — 1.5%
4,633	Verizon Communications, Inc.	245,204

	Utilities — 3.4%
	Electric Utilities — 2.0%
609	Edison International	38,506
885	NextEra Energy, Inc.	138,229
3,211	Xcel Energy, Inc.	154,488

		331,223

	Multi-Utilities — 1.4%
2,659	CMS Energy Corp.	125,759
239	DTE Energy Co.	26,192
3,366	NiSource, Inc.	86,402

		238,353

	Total Utilities	569,576

	Total Common Stocks (Cost $11,462,326)	16,359,523

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 1.7%
	Investment Company — 1.7%
285,987	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 1.14% (b) (l) (Cost $285,987)	285,987

	Total Investments — 100.1% (Cost $11,748,313)	16,645,510
	Liabilities in Excess of Other Assets — (0.1)%	(19,412)

	NET ASSETS — 100.0%	$16,626,098

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN LARGE CAP FUNDS	23

JPMorgan Growth and Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 99.7%
	Consumer Discretionary — 10.3%
	Distributors — 0.7%
45	Genuine Parts Co.	4,266

	Hotels, Restaurants & Leisure — 2.0%
54	Royal Caribbean Cruises Ltd.	6,441
85	Starbucks Corp.	4,870

		11,311

	Media — 2.5%
103	DISH Network Corp., Class A (a)	4,928
37	Time Warner, Inc.	3,403
56	Walt Disney Co. (The)	5,977

		14,308

	Multiline Retail — 1.1%
242	Macy’s, Inc.	6,106

	Specialty Retail — 3.3%
7	AutoZone, Inc. (a)	4,702
77	Home Depot, Inc. (The)	14,575

		19,277

	Textiles, Apparel & Luxury Goods — 0.7%
65	NIKE, Inc., Class B	4,072

	Total Consumer Discretionary	59,340

	Consumer Staples — 6.3%
	Beverages — 2.7%
44	Dr Pepper Snapple Group, Inc.	4,222
99	Molson Coors Brewing Co., Class B	8,141
25	PepsiCo, Inc.	2,986

		15,349

	Food & Staples Retailing — 1.2%
97	Walgreens Boots Alliance, Inc.	7,073

	Tobacco — 2.4%
150	Altria Group, Inc.	10,683
33	Philip Morris International, Inc.	3,508

		14,191

	Total Consumer Staples	36,613

	Energy — 11.1%
	Energy Equipment & Services — 0.8%
66	Schlumberger Ltd.	4,441

	Oil, Gas & Consumable Fuels — 10.3%
98	Chevron Corp.	12,319
164	ConocoPhillips	8,984
59	EOG Resources, Inc.	6,377
82	Exxon Mobil Corp.	6,874

SHARES	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — continued
147	Occidental Petroleum Corp.	10,843
43	Phillips 66	4,370
23	Pioneer Natural Resources Co.	4,010
63	Valero Energy Corp.	5,800

		59,577

	Total Energy	64,018

	Financials — 33.0%
	Banks — 13.3%
737	Bank of America Corp.	21,767
121	BB&T Corp.	6,001
73	Citigroup, Inc.	5,422
36	Cullen/Frost Bankers, Inc.	3,398
37	M&T Bank Corp.	6,275
62	PNC Financial Services Group, Inc. (The)	8,946
114	SunTrust Banks, Inc.	7,350
125	US Bancorp	6,676
183	Wells Fargo & Co.	11,103

		76,938

	Capital Markets — 9.6%
25	BlackRock, Inc.	12,689
69	Charles Schwab Corp. (The)	3,519
31	Goldman Sachs Group, Inc. (The)	7,923
38	Intercontinental Exchange, Inc.	2,695
162	Invesco Ltd.	5,931
255	Morgan Stanley	13,390
91	T. Rowe Price Group, Inc.	9,559

		55,706

	Consumer Finance — 2.7%
79	Capital One Financial Corp.	7,827
98	Discover Financial Services	7,530

		15,357

	Diversified Financial Services — 2.1%
60	Berkshire Hathaway, Inc., Class B (a)	11,834

	Insurance — 5.3%
46	Chubb Ltd.	6,775
195	Hartford Financial Services Group, Inc. (The)	10,946
56	Loews Corp.	2,802
82	MetLife, Inc.	4,146
53	Prudential Financial, Inc.	6,094

		30,763

	Total Financials	190,598

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Health Care — 11.1%
	Biotechnology — 1.2%
99	Gilead Sciences, Inc.	7,092

	Health Care Equipment & Supplies — 1.1%
28	Becton Dickinson and Co.	5,972

	Health Care Providers & Services — 2.9%
35	Aetna, Inc.	6,223
19	Humana, Inc.	4,813
27	UnitedHealth Group, Inc.	5,842

		16,878

	Pharmaceuticals — 5.9%
145	Bristol-Myers Squibb Co.	8,861
44	Eli Lilly & Co.	3,674
43	Johnson & Johnson	6,008
109	Merck & Co., Inc.	6,143
264	Pfizer, Inc.	9,552

		34,238

	Total Health Care	64,180

	Industrials — 8.4%
	Aerospace & Defense — 1.8%
27	General Dynamics Corp.	5,575
36	United Technologies Corp.	4,605

		10,180

	Industrial Conglomerates — 4.1%
41	3M Co.	9,533
92	Honeywell International, Inc.	14,078

		23,611

	Machinery — 0.8%
49	Dover Corp.	4,928

	Road & Rail — 0.7%
34	CSX Corp.	1,876
19	Kansas City Southern	2,041

		3,917

	Trading Companies & Distributors — 1.0%
35	Watsco, Inc.	6,020

	Total Industrials	48,656

	Information Technology — 11.1%
	Internet Software & Services — 1.2%
7	Alphabet, Inc., Class C (a)	6,821

	IT Services — 0.8%
51	Fidelity National Information Services, Inc.	4,780

SHARES	SECURITY DESCRIPTION	VALUE($)

	Semiconductors & Semiconductor Equipment — 4.0%
77	Analog Devices, Inc.	6,873
97	Applied Materials, Inc.	4,959
35	KLA-Tencor Corp.	3,688
75	Texas Instruments, Inc.	7,875

		23,395

	Software — 2.9%
193	Microsoft Corp.	16,509

	Technology Hardware, Storage & Peripherals — 2.2%
75	Apple, Inc.	12,760

	Total Information Technology	64,265

	Materials — 1.5%
	Chemicals — 1.5%
19	Air Products & Chemicals, Inc.	3,069
82	DowDuPont, Inc.	5,825

	Total Materials	8,894

	Real Estate — 2.9%
	Equity Real Estate Investment Trusts (REITs) — 2.9%
16	AvalonBay Communities, Inc.	2,908
32	Crown Castle International Corp.	3,541
56	Macerich Co. (The)	3,698
40	Simon Property Group, Inc.	6,835

	Total Real Estate	16,982

	Telecommunication Services — 1.3%
	Diversified Telecommunication Services — 1.3%
148	Verizon Communications, Inc.	7,814

	Utilities — 2.7%
	Electric Utilities — 1.3%
24	NextEra Energy, Inc.	3,686
77	Xcel Energy, Inc.	3,695

		7,381

	Multi-Utilities — 1.4%
169	CMS Energy Corp.	7,989

	Total Utilities	15,370

	Total Common Stocks (Cost $360,384)	576,730

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN LARGE CAP FUNDS	25

JPMorgan Growth and Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 2.2%
	Investment Company — 2.2%
12,620	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 1.14% (b) (l) (Cost $12,620)	12,620

	Total Investments — 101.9% (Cost $373,004)	589,350
	Liabilities in Excess of Other Assets — (1.9)%	(11,159)

	NET ASSETS — 100.0%	$578,191

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2017

JPMorgan Hedged Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 97.4%
	Consumer Discretionary — 12.9%
	Auto Components — 0.4%
46	Aptiv plc	3,887
15	Delphi Technologies plc (a)	805
10	Lear Corp. (o)	1,748

		6,440

	Automobiles — 0.3%
391	Ford Motor Co. (o)	4,880

	Diversified Consumer Services — 0.0% (g)
28	H&R Block, Inc.	729

	Hotels, Restaurants & Leisure — 1.0%
51	Hilton Worldwide Holdings, Inc.	4,079
9	McDonald’s Corp.	1,497
59	Royal Caribbean Cruises Ltd.	7,086
41	Yum Brands, Inc.	3,356

		16,018

	Household Durables — 0.5%
67	DR Horton, Inc.	3,407
25	PulteGroup, Inc.	836
68	Toll Brothers, Inc.	3,272

		7,515

	Internet & Direct Marketing Retail — 2.1%
25	Amazon.com, Inc. (a) (o)	29,419
2	Priceline Group, Inc. (The) (a)	3,210

		32,629

	Media — 3.9%
32	Charter Communications, Inc., Class A (a) (o)	10,698
562	Comcast Corp., Class A (o)	22,517
81	DISH Network Corp., Class A (a)	3,879
391	Sirius XM Holdings, Inc.	2,097
16	Time Warner, Inc.	1,435
304	Twenty-First Century Fox, Inc., Class A	10,482
97	Walt Disney Co. (The)	10,472

		61,580

	Multiline Retail — 0.5%
73	Dollar Tree, Inc. (a)	7,843

	Specialty Retail — 3.5%
57	Best Buy Co., Inc.	3,895
104	Home Depot, Inc. (The) (o)	19,777
141	Lowe’s Cos., Inc. (o)	13,080
18	O’Reilly Automotive, Inc. (a)	4,422
88	Ross Stores, Inc.	7,089
83	TJX Cos., Inc. (The) (o)	6,355

		54,618

SHARES	SECURITY DESCRIPTION	VALUE($)

	Textiles, Apparel & Luxury Goods — 0.7%
112	NIKE, Inc., Class B	7,015
27	PVH Corp.	3,760
11	VF Corp.	779

		11,554

	Total Consumer Discretionary	203,806

	Consumer Staples — 7.9%
	Beverages — 2.6%
85	Coca-Cola Co. (The)	3,907
29	Constellation Brands, Inc., Class A	6,698
127	Molson Coors Brewing Co., Class B (o)	10,460
163	PepsiCo, Inc.	19,491

		40,556

	Food & Staples Retailing — 1.4%
51	Costco Wholesale Corp. (o)	9,554
48	CVS Health Corp.	3,444
35	Kroger Co. (The)	949
121	Walgreens Boots Alliance, Inc.	8,807

		22,754

	Food Products — 1.1%
25	Archer-Daniels-Midland Co. (o)	992
4	JM Smucker Co. (The)	525
24	Kraft Heinz Co. (The) (o)	1,861
317	Mondelez International, Inc., Class A (o)	13,582

		16,960

	Household Products — 1.1%
65	Kimberly-Clark Corp. (o)	7,824
109	Procter & Gamble Co. (The)	9,973

		17,797

	Personal Products — 0.3%
36	Estee Lauder Cos., Inc. (The), Class A	4,593

	Tobacco — 1.4%
206	Philip Morris International, Inc. (o)	21,726

	Total Consumer Staples	124,386

	Energy — 6.0%
	Energy Equipment & Services — 0.1%
33	Halliburton Co.	1,590

	Oil, Gas & Consumable Fuels — 5.9%
85	Anadarko Petroleum Corp.	4,563
124	Chevron Corp.	15,488
41	Concho Resources, Inc. (a) (o)	6,124
58	Diamondback Energy, Inc. (a)	7,331
103	EOG Resources, Inc.	11,130

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN LARGE CAP FUNDS	27

JPMorgan Hedged Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Oil, Gas & Consumable Fuels — continued
49	EQT Corp.	2,790
192	Exxon Mobil Corp. (o)	16,022
281	Kinder Morgan, Inc.	5,085
79	Marathon Petroleum Corp.	5,206
99	Occidental Petroleum Corp.	7,288
30	ONEOK, Inc.	1,598
60	Pioneer Natural Resources Co.	10,346

		92,971

	Total Energy	94,561

	Financials — 14.3%
	Banks — 5.9%
1,033	Bank of America Corp. (o)	30,503
327	Citigroup, Inc.	24,323
47	Citizens Financial Group, Inc.	1,986
37	Comerica, Inc.	3,203
290	KeyCorp	5,843
51	SunTrust Banks, Inc.	3,291
10	SVB Financial Group (a)	2,242
363	Wells Fargo & Co. (o)	22,023

		93,414

	Capital Markets — 3.3%
176	Bank of New York Mellon Corp. (The)	9,502
231	Charles Schwab Corp. (The) (o)	11,861
83	Intercontinental Exchange, Inc.	5,847
285	Morgan Stanley (o)	14,949
95	State Street Corp. (o)	9,295

		51,454

	Consumer Finance — 1.1%
112	American Express Co.	11,124
61	Capital One Financial Corp.	6,103

		17,227

	Diversified Financial Services — 1.6%
117	Berkshire Hathaway, Inc., Class B (a) (o)	23,129
48	Voya Financial, Inc.	2,356

		25,485

	Insurance — 2.4%
153	American International Group, Inc.	9,111
44	Arthur J Gallagher & Co.	2,767
9	Brighthouse Financial, Inc. (a) (o)	532
66	Chubb Ltd.	9,604
10	Everest Re Group Ltd.	2,143
21	Hartford Financial Services Group, Inc. (The)	1,155
234	MetLife, Inc. (o)	11,845

SHARES	SECURITY DESCRIPTION	VALUE($)

	Insurance — continued
36	XL Group Ltd., (Bermuda)	1,252

		38,409

	Total Financials	225,989

	Health Care — 13.2%
	Biotechnology — 2.4%
29	AbbVie, Inc.	2,784
16	Alexion Pharmaceuticals, Inc. (a)	1,903
4	Amgen, Inc.	686
28	Biogen, Inc. (a)	9,017
7	BioMarin Pharmaceutical, Inc. (a)	603
88	Celgene Corp. (a)	9,231
100	Gilead Sciences, Inc.	7,143
39	Vertex Pharmaceuticals, Inc. (a)	5,894

		37,261

	Health Care Equipment & Supplies — 2.4%
185	Abbott Laboratories	10,543
33	Becton Dickinson and Co.	7,161
327	Boston Scientific Corp. (a) (o)	8,100
4	Cooper Cos., Inc. (The)	781
47	Danaher Corp.	4,405
60	Zimmer Biomet Holdings, Inc.	7,222

		38,212

	Health Care Providers & Services — 2.5%
32	AmerisourceBergen Corp.	2,920
53	Cigna Corp.	10,675
5	McKesson Corp.	811
117	UnitedHealth Group, Inc. (o)	25,817

		40,223

	Life Sciences Tools & Services — 0.7%
49	Agilent Technologies, Inc.	3,287
14	Illumina, Inc. (a)	2,994
25	Thermo Fisher Scientific, Inc.	4,780

		11,061

	Pharmaceuticals — 5.2%
52	Allergan plc	8,565
177	Bristol-Myers Squibb Co.	10,817
144	Eli Lilly & Co.	12,199
125	Johnson & Johnson	17,529
156	Merck & Co., Inc. (o)	8,798
38	Mylan NV (a)	1,601
612	Pfizer, Inc. (o)	22,171

		81,680

	Total Health Care	208,437

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Industrials — 9.8%
	Aerospace & Defense — 1.3%
44	General Dynamics Corp. (o)	9,037
27	Northrop Grumman Corp.	8,376
29	United Technologies Corp.	3,713

		21,126

	Air Freight & Logistics — 0.0% (g)
3	FedEx Corp.	772

	Airlines — 0.7%
142	Delta Air Lines, Inc.	7,959
35	United Continental Holdings, Inc. (a)	2,348

		10,307

	Building Products — 0.7%
84	Allegion plc	6,675
83	Masco Corp.	3,646

		10,321

	Electrical Equipment — 0.7%
149	Eaton Corp. plc	11,767

	Industrial Conglomerates — 1.7%
415	General Electric Co.	7,239
131	Honeywell International, Inc. (o)	20,034

		27,273

	Machinery — 2.7%
42	Deere & Co.	6,522
10	Fortive Corp. (o)	718
148	Ingersoll-Rand plc	13,176
44	PACCAR, Inc. (o)	3,161
13	Parker-Hannifin Corp. (o)	2,557
27	Snap-on, Inc.	4,727
74	Stanley Black & Decker, Inc.	12,608

		43,469

	Road & Rail — 2.0%
9	Canadian Pacific Railway Ltd., (Canada)	1,573
73	Norfolk Southern Corp. (o)	10,599
140	Union Pacific Corp. (o)	18,804

		30,976

	Total Industrials	156,011

	Information Technology — 24.2%
	Communications Equipment — 0.4%
115	Cisco Systems, Inc.	4,408
7	Harris Corp.	1,051

		5,459

SHARES	SECURITY DESCRIPTION	VALUE($)

	Electronic Equipment, Instruments & Components — 0.4%
73	TE Connectivity Ltd.	6,912

	Internet Software & Services — 5.6%
25	Alphabet, Inc., Class A (a) (o)	26,665
26	Alphabet, Inc., Class C (a) (o)	27,315
197	Facebook, Inc., Class A (a) (o)	34,841

		88,821

	IT Services — 4.2%
127	Accenture plc, Class A (o)	19,396
97	Fidelity National Information Services, Inc.	9,093
48	International Business Machines Corp. (o)	7,330
50	Vantiv, Inc., Class A (a)	3,711
221	Visa, Inc., Class A	25,172
12	WEX, Inc. (a)	1,671

		66,373

	Semiconductors & Semiconductor Equipment — 3.9%
151	Analog Devices, Inc. (o)	13,407
62	Broadcom Ltd. (o)	16,031
44	Microchip Technology, Inc.	3,825
51	Micron Technology, Inc. (a)	2,089
41	NVIDIA Corp. (o)	7,934
183	Texas Instruments, Inc. (o)	19,115

		62,401

	Software — 5.3%
99	Adobe Systems, Inc. (a) (o)	17,430
6	CA, Inc.	206
10	Intuit, Inc.	1,531
689	Microsoft Corp. (o)	58,899
40	Oracle Corp. (o)	1,895
40	Symantec Corp.	1,134
24	Workday, Inc., Class A (a)	2,422

		83,517

	Technology Hardware, Storage & Peripherals — 4.4%
381	Apple, Inc. (o)	64,500
268	HP, Inc. (o)	5,633

		70,133

	Total Information Technology	383,616

	Materials — 2.9%
	Chemicals — 2.1%
7	Albemarle Corp.	946
37	Celanese Corp., Series A	3,914
260	DowDuPont, Inc. (o)	18,495
101	Eastman Chemical Co.	9,324

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN LARGE CAP FUNDS	29

JPMorgan Hedged Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (Unaudited) (continued)

(Amounts in thousands, except number of Futures and Options contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Chemicals — continued
6	Mosaic Co. (The) (o)	161

		32,840

	Construction Materials — 0.0% (g)
8	Vulcan Materials Co.	976

	Containers & Packaging — 0.4%
49	Crown Holdings, Inc. (a)	2,752
60	WestRock Co.	3,821

		6,573

	Metals & Mining — 0.4%
69	Alcoa Corp. (a)	3,702
51	Freeport-McMoRan, Inc. (a)	967
33	Newmont Mining Corp.	1,242

		5,911

	Total Materials	46,300

	Real Estate — 2.4%
	Equity Real Estate Investment Trusts (REITs) — 2.4%
15	American Tower Corp.	2,128
30	AvalonBay Communities, Inc.	5,345
16	Boston Properties, Inc.	2,045
38	Brixmor Property Group, Inc.	705
10	Digital Realty Trust, Inc.	1,185
6	Equinix, Inc.	2,759
59	Equity Residential	3,762
3	Essex Property Trust, Inc.	733
26	Extra Space Storage, Inc.	2,270
21	Federal Realty Investment Trust	2,816
67	HCP, Inc. (o)	1,741
21	Omega Healthcare Investors, Inc.	583
24	Prologis, Inc.	1,567
27	Public Storage	5,669
9	SBA Communications Corp. (a)	1,541
41	Vornado Realty Trust	3,236

	Total Real Estate	38,085

	Telecommunication Services — 0.9%
	Diversified Telecommunication Services — 0.7%
121	AT&T, Inc.	4,719
128	Verizon Communications, Inc. (o)	6,785

		11,504

	Wireless Telecommunication Services — 0.2%
48	T-Mobile US, Inc. (a)	3,064

	Total Telecommunication Services	14,568

SHARES	SECURITY DESCRIPTION	VALUE($)

	Utilities — 2.9%
	Electric Utilities — 2.5%
70	American Electric Power Co., Inc.	5,184
31	Duke Energy Corp.	2,628
31	Entergy Corp.	2,510
149	Exelon Corp.	5,878
79	NextEra Energy, Inc. (o)	12,408
230	Xcel Energy, Inc.	11,045

		39,653

	Multi-Utilities — 0.4%
44	CMS Energy Corp.	2,075
73	NiSource, Inc.	1,871
15	Public Service Enterprise Group, Inc.	778
27	WEC Energy Group, Inc.	1,760

		6,484

	Total Utilities	46,137

	Total Common Stocks (Cost $1,347,563)	1,541,896

NUMBER OF CONTRACTS
Options Purchased — 0.9%
	Put Options — 0.9%
	Index Options — 0.9%
5,851	S&P 500 Index, expiring 03/29/2018 at USD 2,530.00, European Style (a) Notional Amount: USD 1,564,329 Exchange Traded (Cost $14,060)	13,399

PRINCIPAL AMOUNT($)
Short-Term Investments — 4.8%
	U.S. Treasury Obligation — 0.0% (g)
355	U.S. Treasury Bills, 1.05%, 03/01/2018 (n)	354

SHARES
	Investment Company — 4.8%
76,214	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 1.14% (b) (l)	76,214

	Total Short-Term Investments (Cost $76,569)	76,568

	Total Investments — 103.1% (Cost $1,438,192)	1,631,863
	Liabilities in Excess of Other Assets — (3.1)%	(48,697)

	NET ASSETS — 100.0%	$1,583,166

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2017

Futures contracts outstanding as of December 31, 2017:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P 500 E-Mini Index	183	03/2018	USD	24,485	207

					207

Written Call Option Contracts as of December 31, 2017:
DESCRIPTION	COUNTERPARTY	NUMBER OF CONTRACTS	NOTIONAL AMOUNT	EXERCISE PRICE	EXPIRATION DATE	VALUE ($)
S&P 500 Index	Exchange Traded	5,851	USD 1,564,329	USD 2,750.00	03/29/2018	(8,952)

Written Put Option Contracts as of December 31, 2017:
DESCRIPTION	COUNTERPARTY	NUMBER OF CONTRACTS	NOTIONAL AMOUNT	EXERCISE PRICE	EXPIRATION DATE	VALUE ($)
S&P 500 Index	Exchange Traded	5,851	USD 1,564,329	USD 2,125.00	03/29/2018	(1,960)

Total Written Options Contracts (Premiums Received $9,912)						(10,912)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN LARGE CAP FUNDS	31

JPMorgan Large Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 99.6%
	Consumer Discretionary — 16.8%
	Automobiles — 0.5%
232	Tesla, Inc. (a)	72,327

	Hotels, Restaurants & Leisure — 0.4%
675	Las Vegas Sands Corp.	46,932

	Internet & Direct Marketing Retail — 8.4%
593	Amazon.com, Inc. (a)	693,969
925	Netflix, Inc. (a)	177,486
119	Priceline Group, Inc. (The) (a)	207,643

		1,079,098

	Media — 1.6%
5,039	Comcast Corp., Class A	201,816

	Specialty Retail — 5.9%
2,864	Home Depot, Inc. (The)	542,878
1,847	Ross Stores, Inc.	148,188
296	Ulta Beauty, Inc. (a)	66,164

		757,230

	Total Consumer Discretionary	2,157,403

	Consumer Staples — 2.4%
	Beverages — 2.4%
596	Constellation Brands, Inc., Class A	136,273
2,805	Monster Beverage Corp. (a)	177,532

	Total Consumer Staples	313,805

	Energy — 0.1%
	Oil, Gas & Consumable Fuels — 0.1%
81	Pioneer Natural Resources Co.	14,031

	Financials — 7.4%
	Banks — 0.7%
374	SVB Financial Group (a)	87,454

	Capital Markets — 6.7%
7,178	Charles Schwab Corp. (The)	368,730
2,651	Intercontinental Exchange, Inc.	187,063
2,293	Morgan Stanley	120,293
1,093	S&P Global, Inc.	185,205

		861,291

	Total Financials	948,745

	Health Care — 13.0%
	Biotechnology — 2.4%
524	Incyte Corp. (a)	49,647
60	Regeneron Pharmaceuticals, Inc. (a)	22,595
1,561	Vertex Pharmaceuticals, Inc. (a)	233,974

		306,216

SHARES	SECURITY DESCRIPTION	VALUE($)

	Health Care Equipment & Supplies — 7.1%
1,274	Becton Dickinson and Co.	272,777
5,081	Boston Scientific Corp. (a)	125,965
817	DexCom, Inc. (a)	46,870
1,290	Intuitive Surgical, Inc. (a)	470,691

		916,303

	Health Care Providers & Services — 2.7%
93	Humana, Inc.	23,095
1,464	UnitedHealth Group, Inc.	322,759

		345,854

	Life Sciences Tools & Services — 0.8%
277	Illumina, Inc. (a)	60,625
190	Thermo Fisher Scientific, Inc.	36,032

		96,657

	Total Health Care	1,665,030

	Industrials — 9.6%
	Aerospace & Defense — 2.8%
859	Boeing Co. (The)	253,239
360	Northrop Grumman Corp.	110,580

		363,819

	Airlines — 2.5%
2,718	Delta Air Lines, Inc.	152,225
2,539	Southwest Airlines Co.	166,194

		318,419

	Electrical Equipment — 0.9%
555	Rockwell Automation, Inc.	108,974

	Industrial Conglomerates — 2.7%
1,227	Honeywell International, Inc.	188,188
626	Roper Technologies, Inc.	162,056

		350,244

	Trading Companies & Distributors — 0.7%
525	United Rentals, Inc. (a)	90,330

	Total Industrials	1,231,786

	Information Technology — 47.0%
	Electronic Equipment, Instruments & Components — 1.1%
592	Amphenol Corp., Class A	51,951
535	Universal Display Corp.	92,437

		144,388

	Internet Software & Services — 11.4%
715	Alphabet, Inc., Class C (a)	748,240
2,937	Facebook, Inc., Class A (a)	518,285
524	MercadoLibre, Inc., (Argentina)	164,913

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Internet Software & Services — continued
309	Shopify, Inc., (Canada), Class A (a)	31,209

		1,462,647

	IT Services — 9.8%
3,668	Mastercard, Inc., Class A	555,174
3,937	PayPal Holdings, Inc. (a)	289,875
1,792	Vantiv, Inc., Class A (a)	131,831
2,432	Visa, Inc., Class A	277,342

		1,254,222

	Semiconductors & Semiconductor Equipment — 7.5%
4,433	Applied Materials, Inc.	226,601
1,310	Broadcom Ltd.	336,507
2,085	NVIDIA Corp.	403,422

		966,530

	Software — 11.5%
4,625	Activision Blizzard, Inc.	292,836
1,794	Adobe Systems, Inc. (a)	314,451
1,977	Electronic Arts, Inc. (a)	207,690
3,340	Microsoft Corp.	285,712
1,067	salesforce.com, Inc. (a)	109,059
1,854	ServiceNow, Inc. (a)	241,789
1,938	Snap, Inc., Class A (a)	28,308

		1,479,845

	Technology Hardware, Storage & Peripherals — 5.7%
4,285	Apple, Inc.	725,136

	Total Information Technology	6,032,768

SHARES	SECURITY DESCRIPTION	VALUE($)

	Materials — 2.5%
	Chemicals — 2.0%
431	Albemarle Corp.	55,108
634	Ecolab, Inc.	85,070
284	Sherwin-Williams Co. (The)	116,451

		256,629

	Construction Materials — 0.5%
555	Vulcan Materials Co.	71,297

	Total Materials	327,926

	Real Estate — 0.8%
	Equity Real Estate Investment Trusts (REITs) — 0.8%
225	Equinix, Inc.	101,861

	Total Common Stocks (Cost $6,482,170)	12,793,355

Short-Term Investment — 1.1%
	Investment Company — 1.1%
135,129	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 1.14% (b) (l) (Cost $135,129)	135,129

	Total Investments — 100.7% (Cost $6,617,299)	12,928,484
	Liabilities in Excess of Other Assets — (0.7)%	(84,595)

	NET ASSETS — 100.0%	$12,843,889

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN LARGE CAP FUNDS	33

JPMorgan Large Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 97.7%
	Consumer Discretionary — 16.8%
	Auto Components — 2.3%
76	Delphi Technologies plc (a)	3,981
524	Magna International, Inc., (Canada)	29,667

		33,648

	Automobiles — 4.4%
1,860	Ford Motor Co.	23,232
987	General Motors Co.	40,449

		63,681

	Hotels, Restaurants & Leisure — 0.3%
265	Arcos Dorados Holdings, Inc., (Uruguay), Class A (a)	2,740
5	Chipotle Mexican Grill, Inc. (a)	1,445

		4,185

	Household Durables — 3.5%
161	CalAtlantic Group, Inc.	9,096
274	DR Horton, Inc.	13,993
228	Lennar Corp., Class A	14,406
284	Toll Brothers, Inc.	13,623

		51,118

	Leisure Products — 1.0%
259	Brunswick Corp.	14,313

	Media — 2.1%
382	Comcast Corp., Class A	15,279
309	DISH Network Corp., Class A (a)	14,756

		30,035

	Specialty Retail — 2.4%
13	AutoZone, Inc. (a)	9,532
51	Lowe’s Cos., Inc.	4,740
137	Murphy USA, Inc. (a)	11,001
39	O’Reilly Automotive, Inc. (a)	9,261

		34,534

	Textiles, Apparel & Luxury Goods — 0.8%
206	Hanesbrands, Inc.	4,299
152	Tapestry, Inc.	6,705

		11,004

	Total Consumer Discretionary	242,518

	Consumer Staples — 3.9%
	Food & Staples Retailing — 2.4%
95	CVS Health Corp.	6,888
626	Kroger Co. (The)	17,173
159	Walgreens Boots Alliance, Inc.	11,539

		35,600

SHARES	SECURITY DESCRIPTION	VALUE($)

	Food Products — 1.2%
117	Lamb Weston Holdings, Inc.	6,576
246	Mondelez International, Inc., Class A	10,546

		17,122

	Tobacco — 0.3%
38	Philip Morris International, Inc.	4,015

	Total Consumer Staples	56,737

	Energy — 10.9%
	Energy Equipment & Services — 0.5%
232	Baker Hughes a GE Co.	7,331

	Oil, Gas & Consumable Fuels — 10.4%
102	Anadarko Petroleum Corp.	5,445
238	Diamondback Energy, Inc. (a)	30,098
275	EOG Resources, Inc.	29,643
294	EQT Corp.	16,723
448	Occidental Petroleum Corp.	33,014
172	Pioneer Natural Resources Co.	29,730
223	Plains GP Holdings LP, Class A	4,888

		149,541

	Total Energy	156,872

	Financials — 31.7%
	Banks — 16.9%
1,850	Bank of America Corp.	54,603
768	Citigroup, Inc.	57,119
640	Huntington Bancshares, Inc.	9,320
49	IBERIABANK Corp.	3,805
1,772	KeyCorp	35,743
65	Signature Bank (a)	8,950
176	SunTrust Banks, Inc.	11,349
29	SVB Financial Group (a)	6,747
913	Wells Fargo & Co.	55,408

		243,044

	Capital Markets — 6.7%
230	Bank of New York Mellon Corp. (The)	12,377
586	Charles Schwab Corp. (The)	30,088
183	Intercontinental Exchange, Inc.	12,884
421	Morgan Stanley	22,090
201	State Street Corp.	19,629

		97,068

	Consumer Finance — 1.6%
151	Ally Financial, Inc.	4,409
191	Capital One Financial Corp.	18,970

		23,379

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Diversified Financial Services — 2.5%
75	Berkshire Hathaway, Inc., Class B (a)	14,886
417	Voya Financial, Inc.	20,649

		35,535

	Insurance — 4.0%
35	Brighthouse Financial, Inc. (a)	2,063
201	Lincoln National Corp.	15,466
363	MetLife, Inc.	18,344
120	Prudential Financial, Inc.	13,809
234	XL Group Ltd., (Bermuda)	8,224

		57,906

	Total Financials	456,932

	Health Care — 9.1%
	Biotechnology — 1.6%
20	Biogen, Inc. (a)	6,435
42	Celgene Corp. (a)	4,352
167	Gilead Sciences, Inc.	11,964

		22,751

	Health Care Equipment & Supplies — 2.2%
275	Boston Scientific Corp. (a)	6,815
208	Zimmer Biomet Holdings, Inc.	25,135

		31,950

	Health Care Providers & Services — 3.9%
39	Aetna, Inc.	7,053
140	AmerisourceBergen Corp.	12,855
19	Cigna Corp.	3,838
57	McKesson Corp.	8,889
85	UnitedHealth Group, Inc.	18,695
42	Universal Health Services, Inc., Class B	4,761

		56,091

	Pharmaceuticals — 1.4%
130	Allergan plc	21,249

	Total Health Care	132,041

	Industrials — 12.0%
	Airlines — 5.2%
754	Delta Air Lines, Inc.	42,241
390	JetBlue Airways Corp. (a)	8,715
206	Southwest Airlines Co.	13,509
165	United Continental Holdings, Inc. (a)	11,104

		75,569

	Building Products — 0.5%
83	Allegion plc	6,580

SHARES	SECURITY DESCRIPTION	VALUE($)

	Electrical Equipment — 1.5%
272	Eaton Corp. plc	21,499

	Industrial Conglomerates — 0.5%
409	General Electric Co.	7,132

	Machinery — 2.2%
101	Ingersoll-Rand plc	9,044
104	PACCAR, Inc.	7,420
90	Snap-on, Inc.	15,722

		32,186

	Road & Rail — 2.1%
153	Norfolk Southern Corp.	22,126
61	Union Pacific Corp.	8,180

		30,306

	Total Industrials	173,272

	Information Technology — 6.2%
	Communications Equipment — 1.0%
378	CommScope Holding Co., Inc. (a)	14,285

	Electronic Equipment, Instruments & Components — 0.3%
130	Corning, Inc.	4,155

	IT Services — 3.4%
46	FleetCor Technologies, Inc. (a)	8,813
96	International Business Machines Corp.	14,790
181	WEX, Inc. (a)	25,619

		49,222

	Semiconductors & Semiconductor Equipment — 1.3%
31	Broadcom Ltd.	7,951
163	QUALCOMM, Inc.	10,455

		18,406

	Technology Hardware, Storage & Peripherals — 0.2%
19	Apple, Inc.	3,266

	Total Information Technology	89,334

	Materials — 4.9%
	Chemicals — 2.6%
33	Celanese Corp., Series A	3,512
190	DowDuPont, Inc.	13,563
229	Eastman Chemical Co.	21,243

		38,318

	Containers & Packaging — 0.5%
117	WestRock Co.	7,396

	Metals & Mining — 1.8%
742	AK Steel Holding Corp. (a)	4,198
224	Alcoa Corp. (a)	12,078

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN LARGE CAP FUNDS	35

JPMorgan Large Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Metals & Mining — continued
110	Reliance Steel & Aluminum Co.	9,402

		25,678

	Total Materials	71,392

	Real Estate — 0.5%
	Equity Real Estate Investment Trusts (REITs) — 0.3%
221	Brixmor Property Group, Inc.	4,128

	Real Estate Management & Development — 0.2%
149	St Joe Co. (The) (a)	2,682

	Total Real Estate	6,810

	Telecommunication Services — 1.7%
	Diversified Telecommunication Services — 1.7%
627	AT&T, Inc.	24,393

	Total Common Stocks (Cost $1,185,913)	1,410,301

NUMBER OF WARRANTS
Warrant — 0.0% (g)
	Financials — 0.0% (g)
	Consumer Finance — 0.0% (g)
36	Emergent Capital, Inc., expiring 10/01/2019 (Strike Price $10.75) (a) (bb) (Cost $—)	—	(h)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 3.6%
	Investment Company — 3.6%
51,285	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 1.14% (b) (l) (Cost $51,285)	51,285

	Total Investments — 101.3% (Cost $1,237,198)	1,461,586
	Liabilities in Excess of Other Assets — (1.3)%	(18,808)

	NET ASSETS — 100.0%	$1,442,778

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2017

JPMorgan U.S. Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 99.6%
	Consumer Discretionary — 13.9%
	Auto Components — 0.1%
109	Aptiv plc	9,264
252	Delphi Technologies plc (a)	13,244

		22,508

	Automobiles — 0.2%
2,748	Ford Motor Co.	34,326

	Hotels, Restaurants & Leisure — 0.2%
329	Hilton Worldwide Holdings, Inc.	26,300

	Household Durables — 0.4%
771	Lennar Corp., Class A	48,745
23	Mohawk Industries, Inc. (a)	6,463
19	Toll Brothers, Inc.	906

		56,114

	Internet & Direct Marketing Retail — 2.5%
319	Amazon.com, Inc. (a)	373,216
156	Expedia, Inc.	18,732

		391,948

	Media — 4.2%
28	CBS Corp. (Non-Voting), Class B	1,629
245	Charter Communications, Inc., Class A (a)	82,289
1,853	Comcast Corp., Class A	74,201
1,966	DISH Network Corp., Class A (a)	93,857
1,509	Twenty-First Century Fox, Inc., Class A	52,110
260	Twenty-First Century Fox, Inc., Class B	8,886
3,141	Walt Disney Co. (The)	337,666

		650,638

	Multiline Retail — 0.3%
383	Dollar Tree, Inc. (a)	41,132

	Specialty Retail — 4.6%
191	AutoZone, Inc. (a)	135,698
1,253	Home Depot, Inc. (The)	237,422
2,156	Lowe’s Cos., Inc.	200,352
553	O’Reilly Automotive, Inc. (a)	133,017
248	TJX Cos., Inc. (The)	18,953

		725,442

	Textiles, Apparel & Luxury Goods — 1.4%
2,560	NIKE, Inc., Class B	160,104
439	PVH Corp.	60,167

		220,271

	Total Consumer Discretionary	2,168,679

SHARES	SECURITY DESCRIPTION	VALUE($)

	Consumer Staples — 7.5%
	Beverages — 3.2%
4,009	Coca-Cola Co. (The)	183,915
50	Dr Pepper Snapple Group, Inc.	4,814
1,162	Molson Coors Brewing Co., Class B	95,336
1,782	PepsiCo, Inc.	213,699

		497,764

	Food & Staples Retailing — 2.1%
588	Costco Wholesale Corp.	109,390
1,526	CVS Health Corp.	110,606
2,641	Kroger Co. (The)	72,505
519	Walgreens Boots Alliance, Inc.	37,680

		330,181

	Food Products — 1.0%
271	Kraft Heinz Co. (The)	21,084
3,092	Mondelez International, Inc., Class A	132,318

		153,402

	Tobacco — 1.2%
1,867	Philip Morris International, Inc.	197,286

	Total Consumer Staples	1,178,633

	Energy — 6.2%
	Oil, Gas & Consumable Fuels — 6.2%
468	Anadarko Petroleum Corp.	25,102
7	Andeavor	804
1,698	Cabot Oil & Gas Corp.	48,549
252	Chevron Corp.	31,598
1,082	Concho Resources, Inc. (a)	162,465
346	Diamondback Energy, Inc. (a)	43,671
2,493	EOG Resources, Inc.	269,063
458	EQT Corp.	26,098
971	Occidental Petroleum Corp.	71,517
1,658	Parsley Energy, Inc., Class A (a)	48,804
1,079	Pioneer Natural Resources Co.	186,453
1,122	RSP Permian, Inc. (a)	45,636
31	Valero Energy Corp.	2,803

	Total Energy	962,563

	Financials — 14.6%
	Banks — 7.2%
14,657	Bank of America Corp.	432,663
5,121	Citigroup, Inc.	381,020
231	First Republic Bank	20,047
3,977	Huntington Bancshares, Inc.	57,899
505	KeyCorp	10,182
1,353	SunTrust Banks, Inc.	87,403

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN LARGE CAP FUNDS	37

JPMorgan U.S. Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Banks — continued
150	SVB Financial Group (a)	34,980
1,581	Wells Fargo & Co.	95,933

		1,120,127

	Capital Markets — 2.7%
316	Ameriprise Financial, Inc.	53,480
703	Bank of New York Mellon Corp. (The)	37,884
1,020	Charles Schwab Corp. (The)	52,376
58	Goldman Sachs Group, Inc. (The)	14,846
630	Intercontinental Exchange, Inc.	44,425
4,303	Morgan Stanley	225,794

		428,805

	Consumer Finance — 0.7%
1,067	Capital One Financial Corp.	106,250

	Diversified Financial Services — 0.4%
49	Berkshire Hathaway, Inc., Class B (a)	9,806
1,104	Voya Financial, Inc.	54,620

		64,426

	Insurance — 3.6%
2,937	American International Group, Inc.	174,996
1,112	Chubb Ltd.	162,510
1,635	Hartford Financial Services Group, Inc. (The)	92,032
77	Lincoln National Corp.	5,911
2,543	MetLife, Inc.	128,552

		564,001

	Total Financials	2,283,609

	Health Care — 14.0%
	Biotechnology — 2.2%
416	Biogen, Inc. (a)	132,594
97	BioMarin Pharmaceutical, Inc. (a)	8,632
347	Celgene Corp. (a)	36,185
29	Gilead Sciences, Inc.	2,059
356	Incyte Corp. (a)	33,688
849	Vertex Pharmaceuticals, Inc. (a)	127,246

		340,404

	Health Care Equipment & Supplies — 1.5%
551	Abbott Laboratories	31,424
6,706	Boston Scientific Corp. (a)	166,246
75	Danaher Corp.	7,001
323	Zimmer Biomet Holdings, Inc.	38,953

		243,624

	Health Care Providers & Services — 2.9%
148	Aetna, Inc.	26,672
173	AmerisourceBergen Corp.	15,901

SHARES	SECURITY DESCRIPTION	VALUE($)

	Health Care Providers & Services — continued
131	Cigna Corp.	26,547
1,740	UnitedHealth Group, Inc.	383,592

		452,712

	Life Sciences Tools & Services — 0.8%
497	Agilent Technologies, Inc.	33,314
474	Thermo Fisher Scientific, Inc.	90,015

		123,329

	Pharmaceuticals — 6.6%
306	Allergan plc	50,107
1,344	Bristol-Myers Squibb Co.	82,384
1,279	Eli Lilly & Co.	108,008
2,040	Johnson & Johnson	285,056
2,105	Merck & Co., Inc.	118,431
148	Mylan NV (a)	6,275
10,523	Pfizer, Inc.	381,137

		1,031,398

	Total Health Care	2,191,467

	Industrials — 12.6%
	Aerospace & Defense — 3.5%
1,082	General Dynamics Corp.	220,080
276	L3 Technologies, Inc.	54,573
823	Northrop Grumman Corp.	252,492
195	United Technologies Corp.	24,899

		552,044

	Airlines — 0.3%
909	Delta Air Lines, Inc.	50,901

	Building Products — 0.5%
449	Allegion plc	35,707
781	Masco Corp.	34,300

		70,007

	Commercial Services & Supplies — 0.0% (g)
38	Waste Management, Inc.	3,258

	Electrical Equipment — 1.3%
2,634	Eaton Corp. plc	208,142

	Industrial Conglomerates — 1.0%
5,132	General Electric Co.	89,551
400	Honeywell International, Inc.	61,296

		150,847

	Machinery — 2.9%
697	Caterpillar, Inc.	109,805
47	Dover Corp.	4,787
1,349	Ingersoll-Rand plc	120,296

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Machinery — continued
67	PACCAR, Inc.	4,770
22	Parker-Hannifin Corp.	4,463
490	Snap-on, Inc.	85,321
736	Stanley Black & Decker, Inc.	124,831

		454,273

	Road & Rail — 3.1%
1,338	CSX Corp.	73,625
1,375	Norfolk Southern Corp.	199,286
1,606	Union Pacific Corp.	215,379

		488,290

	Trading Companies & Distributors — 0.0% (g)
43	HD Supply Holdings, Inc. (a)	1,717

	Total Industrials	1,979,479

	Information Technology — 25.5%
	Electronic Equipment, Instruments & Components — 0.0% (g)
73	Corning, Inc.	2,339

	Internet Software & Services — 5.6%
395	Alphabet, Inc., Class A (a)	415,609
235	Alphabet, Inc., Class C (a)	245,449
1,255	Facebook, Inc., Class A (a)	221,460

		882,518

	IT Services — 5.2%
1,153	Accenture plc, Class A	176,531
151	Alliance Data Systems Corp.	38,377
166	Fidelity National Information Services, Inc.	15,640
1,278	International Business Machines Corp.	196,096
61	Mastercard, Inc., Class A	9,201
41	PayPal Holdings, Inc. (a)	3,014
2,916	Visa, Inc., Class A	332,441
241	WEX, Inc. (a)	34,053

		805,353

	Semiconductors & Semiconductor Equipment — 5.8%
2,076	Analog Devices, Inc.	184,803
240	Broadcom Ltd.	61,635
571	Maxim Integrated Products, Inc.	29,860
2,005	Microchip Technology, Inc.	176,210
898	NVIDIA Corp.	173,712
97	QUALCOMM, Inc.	6,217
2,647	Texas Instruments, Inc.	276,443

		908,880

SHARES	SECURITY DESCRIPTION	VALUE($)

	Software — 4.9%
235	Adobe Systems, Inc. (a)	41,155
7,383	Microsoft Corp.	631,544
1,105	Oracle Corp.	52,255
422	Workday, Inc., Class A (a)	42,958

		767,912

	Technology Hardware, Storage & Peripherals — 4.0%
3,680	Apple, Inc.	622,715

	Total Information Technology	3,989,717

	Materials — 1.7%
	Chemicals — 0.7%
978	DowDuPont, Inc.	69,650
414	Eastman Chemical Co.	38,315
28	Westlake Chemical Corp.	3,017

		110,982

	Construction Materials — 0.4%
25	Martin Marietta Materials, Inc.	5,590
416	Vulcan Materials Co.	53,349

		58,939

	Containers & Packaging — 0.6%
1,483	WestRock Co.	93,731

	Metals & Mining — 0.0% (g)
162	Alcoa Corp. (a)	8,712

	Total Materials	272,364

	Real Estate — 0.3%
	Equity Real Estate Investment Trusts (REITs) — 0.3%
137	AvalonBay Communities, Inc.	24,522
321	Vornado Realty Trust	25,107

	Total Real Estate	49,629

	Telecommunication Services — 0.8%
	Diversified Telecommunication Services — 0.3%
841	Verizon Communications, Inc.	44,517

	Wireless Telecommunication Services — 0.5%
1,229	T-Mobile US, Inc. (a)	78,036

	Total Telecommunication Services	122,553

	Utilities — 2.5%
	Electric Utilities — 2.0%
257	American Electric Power Co., Inc.	18,888
995	NextEra Energy, Inc.	155,399
756	PG&E Corp.	33,897
2,151	Xcel Energy, Inc.	103,490

		311,674

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN LARGE CAP FUNDS	39

JPMorgan U.S. Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (Unaudited) (continued)

(Amounts in thousands, except number of Futures contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Multi-Utilities — 0.5%
1,452	CMS Energy Corp.	68,692
306	NiSource, Inc.	7,866

		76,558

	Total Utilities	388,232

	Total Common Stocks (Cost $10,994,285)	15,586,925

NUMBER OF WARRANTS
Warrant — 0.0% (g)
	Financials — 0.0% (g)
	Consumer Finance — 0.0% (g)
24	Emergent Capital, Inc., expiring 10/01/2019 (Strike Price $10.75) (a) (bb) (Cost $—)	—	(h)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 0.8%
	Investment Company — 0.8%
130,236	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 1.14% (b) (l) (Cost $130,236)	130,236

	Total Investments — 100.4% (Cost $11,124,521)	15,717,161
	Liabilities in Excess of Other Assets — (0.4)%	(64,046)

	NET ASSETS — 100.0%	$15,653,115

Percentages indicated are based on net assets.

Futures contracts outstanding as of December 31, 2017:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P 500 E-Mini Index	415	03/2018	USD	55,527	51

					51

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2017

JPMorgan U.S. Research Enhanced Equity Fund

(formerly known as JPMorgan Disciplined Equity Fund)

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 99.6%
	Consumer Discretionary — 13.2%
	Auto Components — 0.4%
238	Aptiv plc	20,223
81	Delphi Technologies plc (a)	4,273
50	Lear Corp.	8,805

		33,301

	Automobiles — 0.3%
1,957	Ford Motor Co.	24,441

	Diversified Consumer Services — 0.1%
140	H&R Block, Inc.	3,658

	Hotels, Restaurants & Leisure — 1.0%
254	Hilton Worldwide Holdings, Inc.	20,247
44	McDonald’s Corp.	7,625
298	Royal Caribbean Cruises Ltd.	35,508
207	Yum Brands, Inc.	16,889

		80,269

	Household Durables — 0.5%
332	DR Horton, Inc.	16,964
132	PulteGroup, Inc.	4,399
343	Toll Brothers, Inc.	16,458

		37,821

	Internet & Direct Marketing Retail — 2.1%
126	Amazon.com, Inc. (a)	147,823
10	Priceline Group, Inc. (The) (a)	16,601

		164,424

	Media — 4.0%
160	Charter Communications, Inc., Class A (a)	53,618
2,815	Comcast Corp., Class A	112,731
405	DISH Network Corp., Class A (a)	19,325
1,963	Sirius XM Holdings, Inc.	10,522
81	Time Warner, Inc.	7,382
1,514	Twenty-First Century Fox, Inc., Class A	52,292
487	Walt Disney Co. (The)	52,407

		308,277

	Multiline Retail — 0.5%
367	Dollar Tree, Inc. (a)	39,384

	Specialty Retail — 3.5%
287	Best Buy Co., Inc.	19,654
523	Home Depot, Inc. (The)	99,094
706	Lowe’s Cos., Inc.	65,610
93	O’Reilly Automotive, Inc. (a)	22,253

SHARES	SECURITY DESCRIPTION	VALUE($)

	Specialty Retail — continued
443	Ross Stores, Inc.	35,559
430	TJX Cos., Inc. (The)	32,899

		275,069

	Textiles, Apparel & Luxury Goods — 0.8%
561	NIKE, Inc., Class B	35,113
139	PVH Corp.	19,048
53	VF Corp.	3,915

		58,076

	Total Consumer Discretionary	1,024,720

	Consumer Staples — 8.0%
	Beverages — 2.6%
426	Coca-Cola Co. (The)	19,530
146	Constellation Brands, Inc., Class A	33,371
638	Molson Coors Brewing Co., Class B	52,364
816	PepsiCo, Inc.	97,904

		203,169

	Food & Staples Retailing — 1.5%
258	Costco Wholesale Corp.	48,004
238	CVS Health Corp.	17,233
173	Kroger Co. (The)	4,755
605	Walgreens Boots Alliance, Inc.	43,969

		113,961

	Food Products — 1.1%
123	Archer-Daniels-Midland Co.	4,947
20	JM Smucker Co. (The)	2,452
117	Kraft Heinz Co. (The)	9,103
1,589	Mondelez International, Inc., Class A	68,009

		84,511

	Household Products — 1.1%
324	Kimberly-Clark Corp.	39,054
544	Procter & Gamble Co. (The)	49,983

		89,037

	Personal Products — 0.3%
181	Estee Lauder Cos., Inc. (The), Class A	23,069

	Tobacco — 1.4%
1,029	Philip Morris International, Inc.	108,676

	Total Consumer Staples	622,423

	Energy — 6.1%
	Energy Equipment & Services — 0.1%
159	Halliburton Co.	7,751

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN LARGE CAP FUNDS	41

JPMorgan U.S. Research Enhanced Equity Fund

(formerly known as JPMorgan Disciplined Equity Fund)

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Oil, Gas & Consumable Fuels — 6.0%
426	Anadarko Petroleum Corp.	22,855
621	Chevron Corp.	77,781
206	Concho Resources, Inc. (a)	30,908
291	Diamondback Energy, Inc. (a)	36,758
516	EOG Resources, Inc.	55,695
243	EQT Corp.	13,835
960	Exxon Mobil Corp.	80,286
1,409	Kinder Morgan, Inc.	25,454
393	Marathon Petroleum Corp.	25,937
496	Occidental Petroleum Corp.	36,547
150	ONEOK, Inc.	7,996
300	Pioneer Natural Resources Co.	51,897

		465,949

	Total Energy	473,700

	Financials — 14.6%
	Banks — 6.0%
5,174	Bank of America Corp.	152,746
1,638	Citigroup, Inc.	121,919
234	Citizens Financial Group, Inc.	9,819
185	Comerica, Inc.	16,034
1,448	KeyCorp	29,209
254	SunTrust Banks, Inc.	16,398
48	SVB Financial Group (a)	11,153
1,818	Wells Fargo & Co.	110,269

		467,547

	Capital Markets — 3.3%
880	Bank of New York Mellon Corp. (The)	47,393
1,153	Charles Schwab Corp. (The)	59,254
416	Intercontinental Exchange, Inc.	29,363
1,426	Morgan Stanley	74,818
477	State Street Corp.	46,519

		257,347

	Consumer Finance — 1.1%
562	American Express Co.	55,830
304	Capital One Financial Corp.	30,237

		86,067

	Diversified Financial Services — 1.7%
583	Berkshire Hathaway, Inc., Class B (a)	115,607
240	Voya Financial, Inc.	11,888

		127,495

SHARES	SECURITY DESCRIPTION	VALUE($)

	Insurance — 2.5%
767	American International Group, Inc.	45,693
218	Arthur J Gallagher & Co.	13,821
48	Brighthouse Financial, Inc. (a)	2,840
329	Chubb Ltd.	48,096
47	Everest Re Group Ltd.	10,478
109	Hartford Financial Services Group, Inc. (The)	6,114
1,173	MetLife, Inc.	59,288
178	XL Group Ltd., (Bermuda)	6,248

		192,578

	Total Financials	1,131,034

	Health Care — 13.4%
	Biotechnology — 2.4%
143	AbbVie, Inc.	13,799
82	Alexion Pharmaceuticals, Inc. (a)	9,768
21	Amgen, Inc.	3,669
141	Biogen, Inc. (a)	45,059
32	BioMarin Pharmaceutical, Inc. (a)	2,889
444	Celgene Corp. (a)	46,284
502	Gilead Sciences, Inc.	35,961
197	Vertex Pharmaceuticals, Inc. (a)	29,448

		186,877

	Health Care Equipment & Supplies — 2.4%
926	Abbott Laboratories	52,870
167	Becton Dickinson and Co.	35,675
1,635	Boston Scientific Corp. (a)	40,534
17	Cooper Cos., Inc. (The)	3,722
236	Danaher Corp.	21,906
299	Zimmer Biomet Holdings, Inc.	36,095

		190,802

	Health Care Providers & Services — 2.6%
155	AmerisourceBergen Corp.	14,269
264	Cigna Corp.	53,697
26	McKesson Corp.	4,055
587	UnitedHealth Group, Inc.	129,406

		201,427

	Life Sciences Tools & Services — 0.7%
245	Agilent Technologies, Inc.	16,383
67	Illumina, Inc. (a)	14,680
126	Thermo Fisher Scientific, Inc.	23,982

		55,045

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Pharmaceuticals — 5.3%
263	Allergan plc	43,099
889	Bristol-Myers Squibb Co.	54,448
722	Eli Lilly & Co.	60,958
630	Johnson & Johnson	88,024
784	Merck & Co., Inc.	44,111
190	Mylan NV (a)	8,055
3,066	Pfizer, Inc.	111,033

		409,728

	Total Health Care	1,043,879

	Industrials — 10.1%
	Aerospace & Defense — 1.4%
222	General Dynamics Corp.	45,222
137	Northrop Grumman Corp.	41,985
145	United Technologies Corp.	18,436

		105,643

	Air Freight & Logistics — 0.0% (g)
15	FedEx Corp.	3,803

	Airlines — 0.7%
711	Delta Air Lines, Inc.	39,798
179	United Continental Holdings, Inc. (a)	12,076

		51,874

	Building Products — 0.7%
418	Allegion plc	33,244
416	Masco Corp.	18,294

		51,538

	Electrical Equipment — 0.8%
747	Eaton Corp. plc	59,005

	Industrial Conglomerates — 1.7%
2,064	General Electric Co.	36,009
655	Honeywell International, Inc.	100,500

		136,509

	Machinery — 2.8%
209	Deere & Co.	32,659
51	Fortive Corp.	3,687
739	Ingersoll-Rand plc	65,904
223	PACCAR, Inc.	15,818
65	Parker-Hannifin Corp.	13,043
133	Snap-on, Inc.	23,261
372	Stanley Black & Decker, Inc.	63,106

		217,478

SHARES	SECURITY DESCRIPTION	VALUE($)

	Road & Rail — 2.0%
43	Canadian Pacific Railway Ltd., (Canada)	7,878
366	Norfolk Southern Corp.	52,981
703	Union Pacific Corp.	94,271

		155,130

	Total Industrials	780,980

	Information Technology — 24.8%
	Communications Equipment — 0.4%
575	Cisco Systems, Inc.	22,009
38	Harris Corp.	5,380

		27,389

	Electronic Equipment, Instruments & Components — 0.5%
363	TE Connectivity Ltd.	34,519

	Internet Software & Services — 5.7%
128	Alphabet, Inc., Class A (a)	134,311
131	Alphabet, Inc., Class C (a)	136,648
989	Facebook, Inc., Class A (a)	174,563

		445,522

	IT Services — 4.3%
635	Accenture plc, Class A	97,177
485	Fidelity National Information Services, Inc.	45,622
239	International Business Machines Corp.	36,635
252	Vantiv, Inc., Class A (a)	18,571
1,108	Visa, Inc., Class A	126,300
60	WEX, Inc. (a)	8,409

		332,714

	Semiconductors & Semiconductor Equipment — 4.0%
754	Analog Devices, Inc.	67,128
313	Broadcom Ltd.	80,320
219	Microchip Technology, Inc.	19,280
258	Micron Technology, Inc. (a)	10,621
205	NVIDIA Corp.	39,594
917	Texas Instruments, Inc.	95,798

		312,741

	Software — 5.4%
498	Adobe Systems, Inc. (a)	87,200
31	CA, Inc.	1,045
49	Intuit, Inc.	7,684
3,450	Microsoft Corp.	295,081
201	Oracle Corp.	9,499
202	Symantec Corp.	5,662

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN LARGE CAP FUNDS	43

JPMorgan U.S. Research Enhanced Equity Fund

(formerly known as JPMorgan Disciplined Equity Fund)

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (Unaudited) (continued)

(Amounts in thousands, except number of Futures contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Software— continued
121	Workday, Inc., Class A (a)	12,268

		418,439

	Technology Hardware, Storage & Peripherals — 4.5%
1,909	Apple, Inc.	323,046
1,343	HP, Inc.	28,211

		351,257

	Total Information Technology	1,922,581

	Materials — 3.0%
	Chemicals — 2.1%
38	Albemarle Corp.	4,852
182	Celanese Corp., Series A	19,456
1,300	DowDuPont, Inc.	92,616
505	Eastman Chemical Co.	46,793
24	Mosaic Co. (The)	605

		164,322

	Construction Materials — 0.1%
38	Vulcan Materials Co.	4,929

	Containers & Packaging — 0.4%
244	Crown Holdings, Inc. (a)	13,750
304	WestRock Co.	19,233

		32,983

	Metals & Mining — 0.4%
344	Alcoa Corp. (a)	18,505
255	Freeport-McMoRan, Inc. (a)	4,844
163	Newmont Mining Corp.	6,129

		29,478

	Total Materials	231,712

	Real Estate — 2.5%
	Equity Real Estate Investment Trusts (REITs) — 2.5%
75	American Tower Corp.	10,642
152	AvalonBay Communities, Inc.	27,131
79	Boston Properties, Inc.	10,298
191	Brixmor Property Group, Inc.	3,557
53	Digital Realty Trust, Inc.	6,059
30	Equinix, Inc.	13,712
294	Equity Residential	18,770
15	Essex Property Trust, Inc.	3,729
129	Extra Space Storage, Inc.	11,274
104	Federal Realty Investment Trust	13,778
333	HCP, Inc.	8,690

SHARES	SECURITY DESCRIPTION	VALUE($)

	Equity Real Estate Investment Trusts (REITs) — continued
104	Omega Healthcare Investors, Inc.	2,862
122	Prologis, Inc.	7,875
136	Public Storage	28,456
48	SBA Communications Corp. (a)	7,853
207	Vornado Realty Trust	16,196

	Total Real Estate	190,882

	Telecommunication Services — 0.9%
	Diversified Telecommunication Services — 0.7%
608	AT&T, Inc.	23,646
639	Verizon Communications, Inc.	33,816

		57,462

	Wireless Telecommunication Services — 0.2%
241	T-Mobile US, Inc. (a)	15,333

	Total Telecommunication Services	72,795

	Utilities — 3.0%
	Electric Utilities — 2.6%
353	American Electric Power Co., Inc.	25,990
156	Duke Energy Corp.	13,150
154	Entergy Corp.	12,554
750	Exelon Corp.	29,574
398	NextEra Energy, Inc.	62,143
1,151	Xcel Energy, Inc.	55,351

		198,762

	Multi-Utilities — 0.4%
220	CMS Energy Corp.	10,429
369	NiSource, Inc.	9,477
75	Public Service Enterprise Group, Inc.	3,878
135	WEC Energy Group, Inc.	8,961

		32,745

	Total Utilities	231,507

	Total Common Stocks (Cost $5,498,969)	7,726,213

PRINCIPAL AMOUNT($)
Short-Term Investments — 0.3%
	U.S. Treasury Obligation — 0.1%
5,322	U.S. Treasury Bills, 0.98%, 03/01/2018 (k) (n)	5,311

44	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investments — continued
	Investment Company — 0.2%
18,787	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 1.14% (b) (l)	18,787

	Total Short-Term Investments (Cost $24,100)	24,098

	Total Investments — 99.9% (Cost $5,523,069)	7,750,311
	Other Assets in Excess of Liabilities — 0.1%	10,134

	NET ASSETS — 100.0%	$7,760,445

Percentages indicated are based on net assets.

Futures contracts outstanding as of December 31, 2017:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P 500 E-Mini Index	582	03/2018	USD	77,872	264

					264

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN LARGE CAP FUNDS	45

J.P. Morgan Large Cap Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (Unaudited)

USD	— United States Dollar
(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(g)	— Amount rounds to less than 0.05%.
(h)	— Amount rounds to less than 500.

(k)	— All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(l)	— The rate shown is the current yield as of December 31, 2017.
(n)	— The rate shown is the effective yield as of December 31, 2017.
(o)	— All or a portion of the security is segregated for options written.
(bb)	— Security has been valued using significant unobservable inputs.

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2017

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2017	J.P. MORGAN LARGE CAP FUNDS	47

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2017 (Unaudited)

(Amounts in thousands, except per share amounts)

	Equity Focus Fund	Equity Income Fund		Growth and Income Fund		Hedged Equity Fund
ASSETS:
Investments in non-affiliates, at value	$211,749	$16,359,523		$576,730		$1,542,250
Investments in affiliates, at value	9,073	285,987		12,620		76,214
Options purchased, at value	—	—		—		13,399
Deposits at broker for futures contracts	—	—		—		2,198
Receivables:
Investment securities sold	—	—		—		9,946
Fund shares sold	338	21,491		159		14,817
Dividends from non-affiliates	78	36,300		780		1,392
Dividends from affiliates	7	240		11		41
Prepaid expenses	—	—		—		43

Total Assets	221,245	16,703,541		590,300		1,660,300

LIABILITIES:
Payables:
Due to custodian	—	—	(a)	—		—	(a)
Due to broker for options written	—	—		—		9
Investment securities purchased	—	25,776		—		63,999
Fund shares redeemed	28	39,835		11,564		1,112
Variation margin on futures contracts	—	—		—		242
Outstanding options written, at fair value	—	—		—		10,912
Accrued liabilities:
Investment advisory fees	90	5,525		175		302
Administration fees	2	1,135		25		97
Distribution fees	3	1,619		118		82
Service fees	46	2,277		104		316
Custodian and accounting fees	9	106		13		29
Trustees’ and Chief Compliance Officer’s fees	—	—		—	(a)	2
Other	3	1,170		110		32

Total Liabilities	181	77,443		12,109		77,134

Net Assets	$221,064	$16,626,098		$578,191		$1,583,166

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2017

	Equity Focus Fund	Equity Income Fund	Growth and Income Fund		Hedged Equity Fund
NET ASSETS:
Paid-in-Capital	$170,039	$11,724,626	$351,077		$1,475,433
Accumulated undistributed (distributions in excess of) net investment income	(22)	(1)	(91)		(8)
Accumulated net realized gains (losses)	1,430	4,276	10,859		(85,137)
Net unrealized appreciation (depreciation)	49,617	4,897,197	216,346		192,878

Total Net Assets	$221,064	$16,626,098	$578,191		$1,583,166

Net Assets:
Class A	$3,867	$3,257,072	$480,335		$228,442
Class C	3,449	1,369,178	24,836		57,563
Class I	213,748	5,824,058	67,716		1,277,825
Class R2	—	92,945	26		—
Class R3	—	83,392	22		—
Class R4	—	18,857	22		—
Class R5	—	1,138,183	40		109
Class R6	—	4,842,413	5,194		19,227

Total	$221,064	$16,626,098	$578,191		$1,583,166

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	125	190,290	9,557		11,855
Class C	115	81,445	547		3,002
Class I	6,851	334,728	1,280		66,174
Class R2	—	5,452	1		—
Class R3	—	4,876	—	(a)	—
Class R4	—	1,084	—	(a)	—
Class R5	—	65,382	1		6
Class R6	—	278,363	98		995

Net Asset Value (b):
Class A — Redemption price per share	$30.95	$17.12	$50.26		$19.27
Class C — Offering price per share (c)	29.96	16.81	45.39		19.18
Class I — Offering and redemption price per share	31.20	17.40	52.91		19.31
Class R2 — Offering and redemption price per share	—	17.05	50.49		—
Class R3 — Offering and redemption price per share	—	17.10	52.90		—
Class R4 — Offering and redemption price per share	—	17.39	52.90		—
Class R5 — Offering and redemption price per share	—	17.41	53.24		19.34
Class R6 — Offering and redemption price per share	—	17.40	53.24		19.33
Class A maximum sales charge	5.25%	5.25%	5.25%		5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$32.66	$18.07	$53.04		$20.34

Cost of investments in non-affiliates	$162,132	$11,462,326	$360,384		$1,347,918
Cost of investments in affiliates	9,073	285,987	12,620		76,214
Cost of options purchased	—	—	—		14,060
Premiums received from options written	—	—	—		9,912

(a)	Amount rounds to less than 500.
(b)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(c)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN LARGE CAP FUNDS	49

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2017 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	Large Cap Growth Fund	Large Cap Value Fund	U.S. Equity Fund	U.S. Research Enhanced Equity Fund (formerly known as JPMorgan Disciplined Equity Fund)
ASSETS:
Investments in non-affiliates, at value	$12,793,355	$1,410,301	$15,586,925	$7,731,524
Investments in affiliates, at value	135,129	51,285	130,236	18,787
Cash	—	6	2	2
Deposits at broker for futures contracts	—	—	1,885	—
Receivables:
Investment securities sold	—	—	45,719	122,602
Fund shares sold	21,558	4,033	9,713	3,797
Dividends from non-affiliates	993	1,070	13,295	7,230
Dividends from affiliates	158	37	111	35

Total Assets	12,951,193	1,466,732	15,787,886	7,883,977

LIABILITIES:
Payables:
Due to custodian	1	—	—	—
Investment securities purchased	—	22,217	46,501	468
Fund shares redeemed	98,355	945	79,736	120,763
Variation margin on futures contracts	—	—	201	49
Accrued liabilities:
Investment advisory fees	4,451	422	4,883	1,304
Administration fees	209	65	801	302
Distribution fees	943	95	628	84
Service fees	1,443	122	972	123
Custodian and accounting fees	109	20	147	75
Trustees’ and Chief Compliance Officer’s fees	1	1	42	20
Other	1,792	67	860	344

Total Liabilities	107,304	23,954	134,771	123,532

Net Assets	$12,843,889	$1,442,778	$15,653,115	$7,760,445

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2017

	Large Cap Growth Fund	Large Cap Value Fund	U.S. Equity Fund	U.S. Research Enhanced Equity Fund (formerly known as JPMorgan Disciplined Equity Fund)
NET ASSETS:
Paid-in-Capital	$6,392,651	$1,211,542	$10,840,106	$5,657,696
Accumulated undistributed (distributions in excess of) net investment income	(3,826)	75	(1,245)	55
Accumulated net realized gains (losses)	143,879	6,773	221,563	(124,812)
Net unrealized appreciation (depreciation)	6,311,185	224,388	4,592,691	2,227,506

Total Net Assets	$12,843,889	$1,442,778	$15,653,115	$7,760,445

Net Assets:
Class A	$2,596,423	$250,548	$1,433,736	$391,998
Class C	497,677	61,485	304,627	—
Class I	3,766,470	314,587	1,495,606	281,587
Class L	—	—	1,765,832	787,901
Class R2	150,142	11,413	277,382	—
Class R3	4,684	—	51,505	—
Class R4	11,408	—	6,585	—
Class R5	804,117	23,340	956,945	—
Class R6	5,012,968	781,405	9,360,897	6,298,959

Total	$12,843,889	$1,442,778	$15,653,115	$7,760,445

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	69,035	15,878	88,271	13,957
Class C	16,380	4,054	19,319	—
Class I	99,290	20,275	91,871	9,941
Class L	—	—	108,335	27,857
Class R2	4,109	729	17,221	—
Class R3	124	—	3,180	—
Class R4	301	—	405	—
Class R5	20,827	1,490	58,692	—
Class R6	129,036	50,210	573,270	222,653

Net Asset Value (a):
Class A — Redemption price per share	$37.61	$15.78	$16.24	$28.09
Class C — Offering price per share (b)	30.38	15.17	15.77	—
Class I — Offering and redemption price per share	37.93	15.52	16.28	28.33
Class L — Offering and redemption price per share	—	—	16.30	28.28
Class R2 — Offering and redemption price per share	36.53	15.67	16.11	—
Class R3 — Offering and redemption price per share	37.79	—	16.19	—
Class R4 — Offering and redemption price per share	37.93	—	16.27	—
Class R5 — Offering and redemption price per share	38.61	15.66	16.30	—
Class R6 — Offering and redemption price per share	38.85	15.56	16.33	28.29
Class A maximum sales charge	5.25%	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$39.69	$16.65	$17.14	$29.65

Cost of investments in non-affiliates	$6,482,170	$1,185,913	$10,994,285	$5,504,282
Cost of investments in affiliates	135,129	51,285	130,236	18,787

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN LARGE CAP FUNDS	51

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2017 (Unaudited)

(Amounts in thousands)

	Equity Focus Fund		Equity Income Fund		Growth and Income Fund		Hedged Equity Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—		$—	(a)	$—		$4
Interest income from affiliates	—	(a)	9		—	(a)	6
Dividend income from non-affiliates	1,230		202,455		6,317		10,204
Dividend income from affiliates	36		1,600		62		166

Total investment income	1,266		204,064		6,379		10,380

EXPENSES:
Investment advisory fees	614		31,415		1,131		1,457
Administration fees	83		6,394		230		474
Distribution fees:
Class A	4		3,983		580		244
Class C	13		5,136		100		158
Class R2	—		226		—	(a)	—
Class R3 (b)	—		53		—	(a)	—
Service fees:
Class A	4		3,983		580		244
Class C	4		1,712		34		53
Class I	247		7,439		88		1,151
Class R2	—		113		—	(a)	—
Class R3 (b)	—		53		—	(a)	—
Class R4 (b)	—		15		—	(a)	—
Class R5	—		501		—	(a)	— (a)
Custodian and accounting fees	13		176		18		46
Professional fees	28		112		31		55
Trustees’ and Chief Compliance Officer’s fees	13		37		14		15
Printing and mailing costs	12		595		22		29
Registration and filing fees	17		226		57		64
Transfer agency fees (See Note 2.E.)	3		300		115		16
Other	6		135		10		9

Total expenses	1,061		62,604		3,010		4,015

Less fees waived	(150)		(405)		(211)		(154)
Less expense reimbursements	—		—		—	(a)	(2)

Net expenses	911		62,199		2,799		3,859

Net investment income (loss)	355		141,865		3,580		6,521

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	3,411		109,723		26,392		453
Options purchased	—		—		—		(23,706)
Futures contracts	—		—		—		1,993
Options written	—		—		—		(34,855)

Net realized gain (loss)	3,411		109,723		26,392		(56,115)

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	19,358		1,423,548		36,427		118,446
Options purchased	—		—		—		(430)
Futures contracts	—		—		—		218
Options written	—		—		—		(950)

Change in net unrealized appreciation/depreciation	19,358		1,423,548		36,427		117,284

Net realized/unrealized gains (losses)	22,769		1,533,271		62,819		61,169

Change in net assets resulting from operations	$23,124		$1,675,136		$66,399		$67,690

(a)	Amount rounds to less than 500.
(b)	Commencement of offering of class of shares effective July 31, 2017 for Growth and Income Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2017

	Large Cap Growth Fund	Large Cap Value Fund		U.S. Equity Fund	U.S. Research Enhanced Equity Fund (formerly known as JPMorgan Disciplined Equity Fund)
INVESTMENT INCOME:
Interest income from non-affiliates	$—	$—		$—	$26
Interest income from affiliates	5	3		5	— (a)
Dividend income from non-affiliates	43,887	10,383		126,552	67,401
Dividend income from affiliates	948	152		733	223

Total investment income	44,840	10,538		127,290	67,650

EXPENSES:
Investment advisory fees	31,437	2,433		30,161	9,631
Administration fees	5,120	495		6,139	3,137
Distribution fees:
Class A	3,196	290		1,755	523
Class C	1,859	206		1,178	—
Class R2	375	23		674	—
Class R3	3	—		48	—
Service fees:
Class A	3,196	290		1,755	523
Class C	620	69		393	—
Class I	5,060	283		1,755	362
Class L	—	—		1,078	408
Class R2	187	11		337	—
Class R3	3	—		49	—
Class R4	11	—		5	—
Class R5	420	9		462	—
Custodian and accounting fees	156	27		222	105
Interest expense to affiliates	— (a)	—	(a)	—	—
Professional fees	109	29		125	71
Trustees’ and Chief Compliance Officer’s fees	34	15		14	10
Printing and mailing costs	456	38		503	123
Registration and filing fees	148	75		124	33
Transfer agency fees (See Note 2.E.)	312	44		194	54
Other	203	12		117	60

Total expenses	52,905	4,349		47,088	15,040

Less fees waived	(4,400)	(306)		(2,101)	(4,149)
Less expense reimbursements	(3)	—		(12)	(26)

Net expenses	48,502	4,043		44,975	10,865

Net investment income (loss)	(3,662)	6,495		82,315	56,785

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	568,067	34,356		829,937	179,450
Futures contracts	—	—		5,886	5,847

Net realized gain (loss)	568,067	34,356		835,823	185,297

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	1,047,157	91,988		719,330	583,841
Futures contracts	—	—		304	500

Change in net unrealized appreciation/depreciation	1,047,157	91,988		719,634	584,341

Net realized/unrealized gains (losses)	1,615,224	126,344		1,555,457	769,638

Change in net assets resulting from operations	$1,611,562	$132,839		$1,637,772	$826,423

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN LARGE CAP FUNDS	53

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Equity Focus Fund		Equity Income Fund
	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$355	$321	$141,865	$241,554
Net realized gain (loss)	3,411	11,379	109,723	138,214
Change in net unrealized appreciation/depreciation	19,358	20,067	1,423,548	1,463,818

Change in net assets resulting from operations	23,124	31,767	1,675,136	1,843,586

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1)	(1)	(25,182)	(55,085)
From net realized gains	(185)	(25)	(29,140)	(21,407)
Class C
From net investment income	—	—	(8,728)	(17,029)
From net realized gains	(170)	(19)	(12,420)	(8,532)
Class I
From net investment income	(511)	(370)	(51,916)	(100,491)
From net realized gains	(10,199)	(1,646)	(50,622)	(31,653)
Class R2
From net investment income	—	—	(643)	(1,197)
From net realized gains	—	—	(836)	(512)
Class R3 (a)
From net investment income	—	—	(381)	(81)
From net realized gains	—	—	(750)	— (b)
Class R4 (a)
From net investment income	—	—	(141)	(5)
From net realized gains	—	—	(153)	— (b)
Class R5
From net investment income	—	—	(10,166)	(18,214)
From net realized gains	—	—	(9,994)	(5,543)
Class R6
From net investment income	—	—	(44,627)	(49,266)
From net realized gains	—	—	(42,337)	(13,934)

Total distributions to shareholders	(11,066)	(2,061)	(288,036)	(322,949)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	22,162	17,649	286,086	1,365,954

NET ASSETS:
Change in net assets	34,220	47,355	1,673,186	2,886,591
Beginning of period	186,844	139,489	14,952,912	12,066,321

End of period	$221,064	$186,844	$16,626,098	$14,952,912

Accumulated undistributed (distributions in excess of) net investment income	$(22)	$135	$(1)	$(82)

(a)	Commencement of offering of class of shares effective September 9, 2016 for Equity Income Fund.
(b)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2017

	Growth and Income Fund		Hedged Equity Fund
	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$3,580	$6,531	$6,521	$4,860
Net realized gain (loss)	26,392	21,022	(56,115)	(9,989)
Change in net unrealized appreciation/depreciation	36,427	49,974	117,284	53,211

Change in net assets resulting from operations	66,399	77,527	67,690	48,082

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(3,065)	(5,553)	(827)	(966)
From net realized gains	(19,237)	(21,085)	—	—
Class C
From net investment income	(129)	(261)	(98)	(102)
From net realized gains	(1,089)	(1,409)	—	—
Class I
From net investment income	(541)	(757)	(5,577)	(4,137)
From net realized gains	(2,984)	(2,037)	—	—
Class R2
From net investment income	— (a)	— (a)	—	—
From net realized gains	(1)	(1)	—	—
Class R3 (b)
From net investment income	— (a)	—	—	—
From net realized gains	(1)	—	—	—
Class R4 (b)
From net investment income	— (a)	—	—	—
From net realized gains	(1)	—	—	—
Class R5
From net investment income	— (a)	— (a)	— (a)	— (a)
From net realized gains	(2)	(1)	—	—
Class R6
From net investment income	(43)	(24)	(59)	(12)
From net realized gains	(197)	(1)	—	—

Total distributions to shareholders	(27,290)	(31,129)	(6,561)	(5,217)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(623)	5,487	758,741	480,228

NET ASSETS:
Change in net assets	38,486	51,885	819,870	523,093
Beginning of period	539,705	487,820	763,296	240,203

End of period	$578,191	$539,705	$1,583,166	$763,296

Accumulated undistributed (distributions in excess of) net investment income	$(91)	$107	$(8)	$32

(a)	Amount rounds to less than 500.
(b)	Commencement of offering of class of shares effective July 31, 2017 for Growth and Income Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN LARGE CAP FUNDS	55

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Large Cap Growth Fund		Large Cap Value Fund
	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(3,662)	$(2,632)	$6,495	$11,242
Net realized gain (loss)	568,067	2,090,043	34,356	104,157
Change in net unrealized appreciation/depreciation	1,047,157	995,654	91,988	88,765

Change in net assets resulting from operations	1,611,562	3,083,065	132,839	204,164

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	—	—	(915)	(1,507)
From net realized gains	(341,736)	(325,496)	(18,331)	(5,231)
Class C
From net investment income	—	—	(100)	(170)
From net realized gains	(78,411)	(53,436)	(4,679)	(1,032)
Class I
From net investment income	—	—	(1,261)	(950)
From net realized gains	(495,445)	(328,427)	(22,920)	(1,643)
Class R2
From net investment income	—	—	(27)	(33)
From net realized gains	(20,556)	(15,873)	(855)	(201)
Class R3 (a)
From net realized gains	(239)	(2)	—	—
Class R4 (a)
From net realized gains	(1,429)	(2)	—	—
Class R5
From net investment income	—	—	(119)	(98)
From net realized gains	(107,511)	(98,724)	(1,739)	(290)
Class R6
From net investment income	—	—	(4,372)	(8,323)
From net realized gains	(610,039)	(289,943)	(58,205)	(26,620)

Total distributions to shareholders	(1,655,366)	(1,111,903)	(113,523)	(46,098)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	610,989	(3,398,594)	371,198	184,252

NET ASSETS:
Change in net assets	567,185	(1,427,432)	390,514	342,318
Beginning of period	12,276,704	13,704,136	1,052,264	709,946

End of period	$12,843,889	$12,276,704	$1,442,778	$1,052,264

Accumulated undistributed (distributions in excess of) net investment income	$(3,826)	$(164)	$75	$374

(a)	Commencement of offering of class of shares effective September 9, 2016 for Large Cap Growth Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2017

	U.S. Equity Fund		U.S. Research Enhanced Equity Fund (formerly known as JPMorgan Disciplined Equity Fund)
	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$82,315	$136,643	$56,785	$117,738
Net realized gain (loss)	835,823	1,274,052	185,297	335,947
Change in net unrealized appreciation/depreciation	719,634	949,838	584,341	874,786

Change in net assets resulting from operations	1,637,772	2,360,533	826,423	1,328,471

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(5,877)	(10,446)	(2,325)	(6,106)
From net realized gains	(103,922)	(51,421)	—	—
Return of capital	—	—	—	(379)
Class C
From net investment income	(567)	(888)	—	—
From net realized gains	(22,636)	(11,601)	—	—
Class I
From net investment income	(7,578)	(10,661)	(1,997)	(4,149)
From net realized gains	(108,901)	(39,119)	—	—
Return of capital	—	—	—	(215)
Class L
From net investment income	(10,171)	(35,018)	(5,516)	(13,394)
From net realized gains	(128,936)	(116,356)	—	—
Return of capital	—	—	—	(677)
Class R2
From net investment income	(770)	(1,117)	—	—
From net realized gains	(20,307)	(7,793)	—	—
Class R3 (a)
From net investment income	(193)	(52)	—	—
From net realized gains	(3,695)	(1)	—	—
Class R4 (a)
From net investment income	(28)	(2)	—	—
From net realized gains	(440)	(1)	—	—
Class R5
From net investment income	(5,699)	(9,792)	—	—
From net realized gains	(68,930)	(30,659)	—	—
Class R6
From net investment income	(58,790)	(66,331)	(46,830)	(105,888)
From net realized gains	(674,676)	(182,725)	—	—
Return of capital	—	—	—	(4,975)

Total distributions to shareholders	(1,222,116)	(573,983)	(56,668)	(135,783)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	940,466	127,956	(415,843)	(2,007,733)

NET ASSETS:
Change in net assets	1,356,122	1,914,506	353,912	(815,045)
Beginning of period	14,296,993	12,382,487	7,406,533	8,221,578

End of period	$15,653,115	$14,296,993	$7,760,445	$7,406,533

Accumulated undistributed (distributions in excess of) net investment income	$(1,245)	$6,113	$55	$(62)

(a)	Commencement of offering of class of shares effective September 9, 2016 for U.S. Equity Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN LARGE CAP FUNDS	57

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Equity Focus Fund		Equity Income Fund
	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$652	$2,075	$255,588	$894,583
Distributions reinvested	186	26	51,134	72,244
Cost of shares redeemed	(549)	(1,176)	(505,135)	(1,551,451)

Change in net assets resulting from Class A capital transactions	$289	$925	$(198,413)	$(584,624)

Class C
Proceeds from shares issued	$215	$2,311	$68,825	$285,012
Distributions reinvested	170	19	18,686	21,767
Cost of shares redeemed	(466)	(668)	(221,676)	(377,726)

Change in net assets resulting from Class C capital transactions	$(81)	$1,662	$(134,165)	$(70,947)

Class I
Proceeds from shares issued	$33,055	$77,581	$795,581	$2,752,194
Distributions reinvested	10,677	500	89,001	91,463
Cost of shares redeemed	(21,778)	(63,019)	(2,107,109)	(1,583,974)

Change in net assets resulting from Class I capital transactions	$21,954	$15,062	$(1,222,527)	$1,259,683

Class R2
Proceeds from shares issued	$—	$—	$8,197	$25,628
Distributions reinvested	—	—	1,265	1,465
Cost of shares redeemed	—	—	(11,881)	(26,181)

Change in net assets resulting from Class R2 capital transactions	$—	$—	$(2,419)	$912

Class R3 (a)
Proceeds from shares issued	$—	$—	$59,613	$25,864
Distributions reinvested	—	—	1,131	81
Cost of shares redeemed	—	—	(6,067)	(1,061)

Change in net assets resulting from Class R3 capital transactions	$—	$—	$54,677	$24,884

Class R4 (a)
Proceeds from shares issued	$—	$—	$22,736	$1,348
Distributions reinvested	—	—	294	5
Cost of shares redeemed	—	—	(6,855)	(22)

Change in net assets resulting from Class R4 capital transactions	$—	$—	$16,175	$1,331

Class R5
Proceeds from shares issued	$—	$—	$243,549	$335,193
Distributions reinvested	—	—	18,647	20,248
Cost of shares redeemed	—	—	(126,074)	(265,692)

Change in net assets resulting from Class R5 capital transactions	$—	$—	$136,122	$89,749

Class R6
Proceeds from shares issued	$—	$—	$1,901,083	$944,610
Distributions reinvested	—	—	80,407	58,534
Cost of shares redeemed	—	—	(344,854)	(358,178)

Change in net assets resulting from Class R6 capital transactions	$—	$—	$1,636,636	$644,966

Total change in net assets resulting from capital transactions	$22,162	$17,649	$286,086	$1,365,954

(a)	Commencement of offering of class of shares effective September 9, 2016 for Equity Income Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2017

	Equity Focus Fund		Equity Income Fund
	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017
SHARE TRANSACTIONS:
Class A
Issued	21	77	15,681	60,548
Reinvested	6	1	3,063	4,819
Redeemed	(18)	(44)	(31,133)	(103,227)

Change in Class A Shares	9	34	(12,389)	(37,860)

Class C
Issued	7	87	4,296	19,503
Reinvested	6	1	1,139	1,474
Redeemed	(16)	(25)	(13,875)	(25,612)

Change in Class C Shares	(3)	63	(8,440)	(4,635)

Class I
Issued	1,075	2,794	48,384	180,530
Reinvested	345	18	5,246	5,980
Redeemed	(709)	(2,369)	(129,773)	(104,537)

Change in Class I Shares	711	443	(76,143)	81,973

Class R2
Issued	—	—	507	1,732
Reinvested	—	—	76	98
Redeemed	—	—	(730)	(1,759)

Change in Class R2 Shares	—	—	(147)	71

Class R3 (a)
Issued	—	—	3,565	1,673
Reinvested	—	—	67	5
Redeemed	—	—	(366)	(68)

Change in Class R3 Shares	—	—	3,266	1,610

Class R4 (a)
Issued	—	—	1,402	85
Reinvested	—	—	17	— (b)
Redeemed	—	—	(419)	(1)

Change in Class R4 Shares	—	—	1,000	84

Class R5
Issued	—	—	14,643	22,474
Reinvested	—	—	1,099	1,327
Redeemed	—	—	(7,643)	(17,279)

Change in Class R5 Shares	—	—	8,099	6,522

Class R6
Issued	—	—	117,070	62,362
Reinvested	—	—	4,732	3,831
Redeemed	—	—	(20,638)	(23,492)

Change in Class R6 Shares	—	—	101,164	42,701

(a)	Commencement of offering of class of shares effective September 9, 2016 for Equity Income Fund.
(b)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN LARGE CAP FUNDS	59

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Growth and Income Fund		Hedged Equity Fund
	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$10,742	$26,975	$126,691	$108,278
Distributions reinvested	21,620	25,772	826	963
Cost of shares redeemed	(29,162)	(69,807)	(43,325)	(56,579)

Change in net assets resulting from Class A capital transactions	$3,200	$(17,060)	$84,192	$52,662

Class C
Proceeds from shares issued	$1,232	$7,478	$28,451	$21,214
Distributions reinvested	1,084	1,487	98	102
Cost of shares redeemed	(7,568)	(8,463)	(2,351)	(3,586)

Change in net assets resulting from Class C capital transactions	$(5,252)	$502	$26,198	$17,730

Class I
Proceeds from shares issued	$15,110	$29,950	$699,282	$479,420
Distributions reinvested	3,360	2,468	5,432	4,026
Cost of shares redeemed	(19,826)	(12,449)	(72,036)	(76,819)

Change in net assets resulting from Class I capital transactions	$(1,356)	$19,969	$632,678	$406,627

Class R2
Proceeds from shares issued	$—	$— (a)	$—	$—
Distributions reinvested	1	1	—	—

Change in net assets resulting from Class R2 capital transactions	$1	$1	$—	$—

Class R3 (b)
Proceeds from shares issued	$20	$—	$—	$—
Distributions reinvested	1	—	—	—

Change in net assets resulting from Class R3 capital transactions	$21	$—	$—	$—

Class R4 (b)
Proceeds from shares issued	$20	$—	$—	$—
Distributions reinvested	1	—	—	—
Conversion to Class A Shares	—	—	—	—

Change in net assets resulting from Class R4 capital transactions	$21	$—	$—	$—

Class R5
Proceeds from shares issued	$3	$13	$69	$11
Distributions reinvested	2	1	— (a)	— (a)
Cost of shares redeemed	(5)	(1)	— (a)	(2)

Change in net assets resulting from Class R5 capital transactions	$— (a)	$13	$69	$9

Class R6
Proceeds from shares issued	$2,791	$2,071	$17,586	$3,711
Distributions reinvested	240	25	58	12
Cost of shares redeemed	(289)	(34)	(2,040)	(523)

Change in net assets resulting from Class R6 capital transactions	$2,742	$2,062	$15,604	$3,200

Total change in net assets resulting from capital transactions	$(623)	$5,487	$758,741	$480,228

(a)	Amount rounds to less than 500.
(b)	Commencement of offering of class of shares effective July 31, 2017 for Growth and Income Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2017

	Growth and Income Fund			Hedged Equity Fund
	Six Months Ended December 31, 2017 (Unaudited)		Year Ended June 30, 2017	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017
SHARE TRANSACTIONS:
Class A
Issued	218		593	6,774	6,104
Reinvested	432		563	43	55
Redeemed	(592)		(1,532)	(2,298)	(3,224)

Change in Class A Shares	58		(376)	4,519	2,935

Class C
Issued	28		180	1,516	1,195
Reinvested	24		36	5	6
Redeemed	(170)		(205)	(125)	(205)

Change in Class C Shares	(118)		11	1,396	996

Class I
Issued	292		619	37,022	27,070
Reinvested	64		51	284	227
Redeemed	(380)		(261)	(3,803)	(4,393)

Change in Class I Shares	(24)		409	33,503	22,904

Class R2
Reinvested	—	(a)	— (a)	—	—

Change in Class R2 Shares	—	(a)	— (a)	—	—

Class R3 (b)
Issued	—	(a)	—	—	—
Reinvested	—	(a)	—	—	—

Change in Class R3 Shares	—	(a)	—	—	—

Class R4 (b)
Issued	—	(a)	—	—	—
Reinvested	—	(a)	—	—	—

Change in Class R4 Shares	—	(a)	—	—	—

Class R5
Issued	—	(a)	1	4	1
Reinvested	—	(a)	— (a)	— (a)	— (a)
Redeemed	—	(a)	— (a)	— (a)	— (a)

Change in Class R5 Shares	—	(a)	1	4	1

Class R6
Issued	56		43	918	203
Reinvested	4		1	3	1
Redeemed	(5)		(1)	(106)	(29)

Change in Class R6 Shares	55		43	815	175

(a)	Amount rounds to less than 500.
(b)	Commencement of offering of class of shares effective July 31, 2017 for Growth and Income Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN LARGE CAP FUNDS	61

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Large Cap Growth Fund		Large Cap Value Fund
	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$229,138	$643,833	$76,992	$168,247
Net assets acquired in Fund reorganization (See Note 9)	63,247	—	—	—
Distributions reinvested	311,838	303,623	18,790	6,462
Cost of shares redeemed	(456,335)	(3,220,124)	(65,340)	(78,987)

Change in net assets resulting from Class A capital transactions	$147,888	$(2,272,668)	$30,442	$95,722

Class C
Proceeds from shares issued	$39,514	$42,768	$19,014	$33,013
Net assets acquired in Fund reorganization (See Note 9)	13,553	—	—	—
Distributions reinvested	59,885	38,865	4,609	1,034
Cost of shares redeemed	(86,839)	(220,512)	(10,991)	(7,339)

Change in net assets resulting from Class C capital transactions	$26,113	$(138,879)	$12,632	$26,708

Class I
Proceeds from shares issued	$471,362	$1,980,767	$166,694	$161,424
Net assets acquired in Fund reorganization (See Note 9)	66,379	—	—	—
Distributions reinvested	437,623	250,389	23,845	2,254
Cost of shares redeemed	(1,993,305)	(2,307,254)	(38,911)	(32,884)

Change in net assets resulting from Class I capital transactions	$(1,017,941)	$(76,098)	$151,628	$130,794

Class R2
Proceeds from shares issued	$21,592	$52,791	$5,007	$3,523
Distributions reinvested	14,353	11,527	643	138
Cost of shares redeemed	(32,238)	(135,753)	(1,178)	(1,186)

Change in net assets resulting from Class R2 capital transactions	$3,707	$(71,435)	$4,472	$2,475

Class R3 (a)
Proceeds from shares issued	$3,907	$977	$—	$—
Distributions reinvested	198	2	—	—
Cost of shares redeemed	(431)	(43)	—	—

Change in net assets resulting from Class R3 capital transactions	$3,674	$936	$—	$—

Class R4 (a)
Proceeds from shares issued	$10,705	$429	$—	$—
Distributions reinvested	1,429	2	—	—
Cost of shares redeemed	(804)	— (b)	—	—

Change in net assets resulting from Class R4 capital transactions	$11,330	$431	$—	$—

Class R5
Proceeds from shares issued	$78,943	$143,031	$13,367	$6,133
Net assets acquired in Fund reorganization (See Note 9)	201,731	—	—	—
Distributions reinvested	99,180	94,629	1,838	376
Cost of shares redeemed	(375,959)	(790,295)	(2,343)	(1,640)

Change in net assets resulting from Class R5 capital transactions	$3,895	$(552,635)	$12,862	$4,869

Class R6
Proceeds from shares issued	$1,311,618	$678,429	$142,180	$31,638
Distributions reinvested	540,060	283,753	62,577	34,941
Cost of shares redeemed	(419,355)	(1,250,428)	(45,595)	(142,895)

Change in net assets resulting from Class R6 capital transactions	$1,432,323	$(288,246)	$159,162	$(76,316)

Total change in net assets resulting from capital transactions	$610,989	$(3,398,594)	$371,198	$184,252

(a)	Commencement of offering of class of shares effective September 9, 2016 for Large Cap Growth Fund.
(b)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2017

	Large Cap Growth Fund		Large Cap Value Fund
	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017
SHARE TRANSACTIONS:
Class A
Issued	5,987	18,686	4,881	11,164
Shares issued in connection with Fund reorganization (See Note 9)	1,736	—	—	—
Reinvested	8,728	9,494	1,210	436
Redeemed	(11,848)	(92,834)	(4,102)	(5,292)

Change in Class A Shares	4,603	(64,654)	1,989	6,308

Class C
Issued	1,296	1,492	1,245	2,276
Shares issued in connection with Fund reorganization (See Note 9)	460	—	—	—
Reinvested	2,073	1,450	310	72
Redeemed	(2,712)	(7,549)	(717)	(518)

Change in Class C Shares	1,117	(4,607)	838	1,830

Class I
Issued	12,176	56,465	10,638	10,803
Shares issued in connection with Fund reorganization (See Note 9)	1,807	—	—	—
Reinvested	12,149	7,786	1,561	153
Redeemed	(50,872)	(66,016)	(2,519)	(2,226)

Change in Class I Shares	(24,740)	(1,765)	9,680	8,730

Class R2
Issued	589	1,560	322	240
Reinvested	413	368	42	9
Redeemed	(855)	(3,925)	(75)	(83)

Change in Class R2 Shares	147	(1,997)	289	166

Class R3 (a)
Issued	103	27	—	—
Reinvested	6	— (b)	—	—
Redeemed	(11)	(1)	—	—

Change in Class R3 Shares	98	26	—	—

Class R4 (a)
Issued	271	11	—	—
Reinvested	40	— (b)	—	—
Redeemed	(21)	— (b)	—	—

Change in Class R4 Shares	290	11	—	—

Class R5
Issued	2,008	4,034	854	422
Shares issued in connection with Fund reorganization (See Note 9)	5,397	—	—	—
Reinvested	2,706	2,903	119	26
Redeemed	(9,758)	(22,615)	(148)	(112)

Change in Class R5 Shares	353	(15,678)	825	336

Class R6
Issued	33,006	19,262	9,069	2,234
Reinvested	14,648	8,668	4,082	2,394
Redeemed	(10,549)	(35,193)	(2,898)	(9,711)

Change in Class R6 Shares	37,105	(7,263)	10,253	(5,083)

(a)	Commencement of offering of class of shares effective September 9, 2016 for Large Cap Growth Fund.
(b)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN LARGE CAP FUNDS	63

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	U.S. Equity Fund		U.S. Research Enhanced Equity Fund (formerly known as JPMorgan Disciplined Equity Fund)
	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$125,379	$312,657	$29,944	$94,963
Distributions reinvested	98,733	55,357	2,319	6,471
Cost of shares redeemed	(202,025)	(642,220)	(104,337)	(249,037)

Change in net assets resulting from Class A capital transactions	$22,087	$(274,206)	$(72,074)	$(147,603)

Class C
Proceeds from shares issued	$26,813	$72,492	$—	$—
Distributions reinvested	22,039	11,726	—	—
Cost of shares redeemed	(71,808)	(103,605)	—	—

Change in net assets resulting from Class C capital transactions	$(22,956)	$(19,387)	$—	$—

Class I
Proceeds from shares issued	$264,927	$400,093	$18,059	$74,063
Distributions reinvested	113,014	44,148	1,761	3,996
Cost of shares redeemed	(205,069)	(376,782)	(52,295)	(93,896)

Change in net assets resulting from Class I capital transactions	$172,872	$67,459	$(32,475)	$(15,837)

Class L
Proceeds from shares issued	$177,152	$711,757	$58,846	$142,337
Distributions reinvested	121,524	128,744	4,491	11,155
Cost of shares redeemed	(1,987,261)	(1,626,435)	(192,548)	(270,260)

Change in net assets resulting from Class L capital transactions	$(1,688,585)	$(785,934)	$(129,211)	$(116,768)

Class R2
Proceeds from shares issued	$20,253	$74,181	$—	$—
Distributions reinvested	19,474	8,162	—	—
Cost of shares redeemed	(30,252)	(57,260)	—	—

Change in net assets resulting from Class R2 capital transactions	$9,475	$25,083	$—	$—

Class R3 (a)
Proceeds from shares issued	$24,846	$25,371	$—	$—
Distributions reinvested	3,885	52	—	—
Cost of shares redeemed	(2,823)	(546)	—	—

Change in net assets resulting from Class R3 capital transactions	$25,908	$24,877	$—	$—

Class R4 (a)
Proceeds from shares issued	$5,622	$1,027	$—	$—
Distributions reinvested	468	3	—	—
Cost of shares redeemed	(520)	— (b)	—	—

Change in net assets resulting from Class R4 capital transactions	$5,570	$1,030	$—	$—

Class R5
Proceeds from shares issued	$61,582	$135,617	$—	$—
Distributions reinvested	66,769	36,284	—	—
Cost of shares redeemed	(87,477)	(313,018)	—	—

Change in net assets resulting from Class R5 capital transactions	$40,874	$(141,117)	$—	$—

Class R6
Proceeds from shares issued	$2,224,788	$1,524,765	$265,147	$709,194
Distributions reinvested	732,296	247,230	46,822	110,853
Cost of shares redeemed	(581,863)	(541,844)	(494,052)	(2,547,572)

Change in net assets resulting from Class R6 capital transactions	$2,375,221	$1,230,151	$(182,083)	$(1,727,525)

Total change in net assets resulting from capital transactions	$940,466	$127,956	$(415,843)	$(2,007,733)

(a)	Commencement of offering of class of shares effective September 9, 2016 for U.S. Equity Fund.
(b)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2017

	U.S. Equity Fund		U.S. Research Enhanced Equity Fund (formerly known as JPMorgan Disciplined Equity Fund)
	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017
SHARE TRANSACTIONS:
Class A
Issued	7,622	20,933	1,127	4,005
Reinvested	6,114	3,752	85	270
Redeemed	(12,301)	(43,000)	(3,896)	(10,536)

Change in Class A Shares	1,435	(18,315)	(2,684)	(6,261)

Class C
Issued	1,679	4,975	—	—
Reinvested	1,407	820	—	—
Redeemed	(4,476)	(7,063)	—	—

Change in Class C Shares	(1,390)	(1,268)	—	—

Class I
Issued	16,072	26,126	673	3,033
Reinvested	6,977	2,981	64	164
Redeemed	(12,496)	(25,112)	(1,926)	(3,949)

Change in Class I Shares	10,553	3,995	(1,189)	(752)

Class L
Issued	10,805	47,022	2,234	5,950
Reinvested	7,492	8,680	163	460
Redeemed	(123,987)	(110,101)	(7,203)	(11,410)

Change in Class L Shares	(105,690)	(54,399)	(4,806)	(5,000)

Class R2
Issued	1,247	4,921	—	—
Reinvested	1,217	558	—	—
Redeemed	(1,864)	(3,877)	—	—

Change in Class R2 Shares	600	1,602	—	—

Class R3 (a)
Issued	1,522	1,621	—	—
Reinvested	241	3	—	—
Redeemed	(173)	(34)	—	—

Change in Class R3 Shares	1,590	1,590	—	—

Class R4 (a)
Issued	342	65	—	—
Reinvested	29	— (b)	—	—
Redeemed	(31)	— (b)	—	—

Change in Class R4 Shares	340	65	—	—

Class R5
Issued	3,748	9,015	—	—
Reinvested	4,114	2,445	—	—
Redeemed	(5,321)	(21,230)	—	—

Change in Class R5 Shares	2,541	(9,770)	—	—

Class R6
Issued	137,955	100,747	9,941	30,002
Reinvested	45,062	16,605	1,703	4,586
Redeemed	(35,054)	(36,062)	(18,140)	(108,600)

Change in Class R6 Shares	147,963	81,290	(6,496)	(74,012)

(a)	Commencement of offering of class of shares effective September 9, 2016 for U.S. Equity Fund.
(b)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN LARGE CAP FUNDS	65

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions
Equity Focus Fund
Class A
Six Months Ended December 31, 2017 (Unaudited)	$29.09	$0.02	(e)	$3.41		$3.43	$(0.01)	$(1.56)	$(1.57)
Year Ended June 30, 2017	23.73	(0.01	)(e)	5.70		5.69	(0.01)	(0.32)	(0.33)
Year Ended June 30, 2016	24.78	(0.01	)(e)	(0.38	)(f)	(0.39)	— (g)	(0.66)	(0.66)
Year Ended June 30, 2015	23.56	(0.02	)(e)	1.42		1.40	(0.02)	(0.16)	(0.18)
Year Ended June 30, 2014	19.18	(0.02	)(e)	4.86		4.84	—	(0.46)	(0.46)
Year Ended June 30, 2013	15.79	(0.02)		3.41		3.39	—	—	—

Class C
Six Months Ended December 31, 2017 (Unaudited)	28.28	(0.06	)(e)	3.30		3.24	—	(1.56)	(1.56)
Year Ended June 30, 2017	23.18	(0.14	)(e)	5.56		5.42	—	(0.32)	(0.32)
Year Ended June 30, 2016	24.34	(0.13	)(e)	(0.37	)(f)	(0.50)	—	(0.66)	(0.66)
Year Ended June 30, 2015	23.24	(0.13	)(e)	1.39		1.26	—	(0.16)	(0.16)
Year Ended June 30, 2014	19.01	(0.15	)(e)	4.84		4.69	—	(0.46)	(0.46)
Year Ended June 30, 2013	15.73	(0.11)		3.39		3.28	—	—	—

Class I
Six Months Ended December 31, 2017 (Unaudited)	29.34	0.06	(e)	3.44		3.50	(0.08)	(1.56)	(1.64)
Year Ended June 30, 2017	23.92	0.06	(e)	5.75		5.81	(0.07)	(0.32)	(0.39)
Year Ended June 30, 2016	24.95	0.06	(e)	(0.39	)(f)	(0.33)	(0.04)	(0.66)	(0.70)
Year Ended June 30, 2015	23.67	0.04	(e)	1.44		1.48	(0.04)	(0.16)	(0.20)
Year Ended June 30, 2014	19.22	0.04	(e)	4.87		4.91	— (g)	(0.46)	(0.46)
Year Ended June 30, 2013	15.81	0.02		3.42		3.44	(0.03)	—	(0.03)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Calculation of the net realized and unrealized gains (losses) per share do not correlate with the Fund’s net realized and unrealized gains (losses) presented on the Statement of Changes in Net Assets due to the timing of capital transactions in relation to the fluctuating market values of the Fund’s investments.
(g)	Amount rounds to less than $0.005.
(h)	Certain non-recurring expenses incurred by the Fund were not annualized for the year ended June 30, 2013.

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2017

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)

$30.95	11.84%	$3,867	1.12%		0.11%		1.30%		14%
29.09	24.09	3,362	1.17		(0.02)		1.37		84
23.73	(1.60)	1,937	1.24		(0.03)		1.55		45
24.78	5.98	1,452	1.24		(0.07)		1.42		52
23.56	25.43	423	1.24		(0.10)		2.11		76
19.18	21.47	64	1.25	(h)	(0.13	)(h)	3.75	(h)	61

29.96	11.51	3,449	1.62		(0.40)		1.79		14
28.28	23.49	3,331	1.66		(0.51)		1.86		84
23.18	(2.10)	1,268	1.74		(0.54)		1.96		45
24.34	5.44	873	1.74		(0.54)		1.93		52
23.24	24.86	133	1.74		(0.67)		2.82		76
19.01	20.85	63	1.75	(h)	(0.63	)(h)	4.25	(h)	61

31.20	11.97	213,748	0.87		0.36		1.02		14
29.34	24.43	180,151	0.92		0.23		1.10		84
23.92	(1.37)	136,284	0.99		0.24		1.11		45
24.95	6.26	81,179	0.99		0.15		1.12		52
23.67	25.75	72,064	0.99		0.19		1.51		76
19.22	21.77	3,730	1.00	(h)	0.12	(h)	3.51	(h)	61

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN LARGE CAP FUNDS	67

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Equity Income Fund
Class A
Six Months Ended December 31, 2017 (Unaudited)	$15.67	$0.13	(e)	$1.60	$1.73	$(0.13)	$(0.15)	$(0.28)
Year Ended June 30, 2017	14.01	0.24	(e)	1.75	1.99	(0.24)	(0.09)	(0.33)
Year Ended June 30, 2016	13.77	0.25	(e)	0.35	0.60	(0.25)	(0.11)	(0.36)
Year Ended June 30, 2015	13.66	0.25		0.39	0.64	(0.25)	(0.28)	(0.53)
Year Ended June 30, 2014	11.62	0.21	(e)	2.26	2.47	(0.21)	(0.22)	(0.43)
Year Ended June 30, 2013	9.84	0.24	(e)(f)	1.84	2.08	(0.23)	(0.07)	(0.30)
Class C
Six Months Ended December 31, 2017 (Unaudited)	15.41	0.09	(e)	1.56	1.65	(0.10)	(0.15)	(0.25)
Year Ended June 30, 2017	13.80	0.16	(e)	1.72	1.88	(0.18)	(0.09)	(0.27)
Year Ended June 30, 2016	13.58	0.18	(e)	0.35	0.53	(0.20)	(0.11)	(0.31)
Year Ended June 30, 2015	13.49	0.18		0.38	0.56	(0.19)	(0.28)	(0.47)
Year Ended June 30, 2014	11.49	0.15	(e)	2.23	2.38	(0.16)	(0.22)	(0.38)
Year Ended June 30, 2013	9.74	0.18	(e)(f)	1.83	2.01	(0.19)	(0.07)	(0.26)
Class I
Six Months Ended December 31, 2017 (Unaudited)	15.92	0.15	(e)	1.63	1.78	(0.15)	(0.15)	(0.30)
Year Ended June 30, 2017	14.23	0.28	(e)	1.77	2.05	(0.27)	(0.09)	(0.36)
Year Ended June 30, 2016	13.97	0.28	(e)	0.37	0.65	(0.28)	(0.11)	(0.39)
Year Ended June 30, 2015	13.85	0.29		0.40	0.69	(0.29)	(0.28)	(0.57)
Year Ended June 30, 2014	11.77	0.25	(e)	2.29	2.54	(0.24)	(0.22)	(0.46)
Year Ended June 30, 2013	9.96	0.27	(e)(f)	1.86	2.13	(0.25)	(0.07)	(0.32)
Class R2
Six Months Ended December 31, 2017 (Unaudited)	15.62	0.11	(e)	1.59	1.70	(0.12)	(0.15)	(0.27)
Year Ended June 30, 2017	13.97	0.20	(e)	1.75	1.95	(0.21)	(0.09)	(0.30)
Year Ended June 30, 2016	13.74	0.21	(e)	0.35	0.56	(0.22)	(0.11)	(0.33)
Year Ended June 30, 2015	13.64	0.22		0.39	0.61	(0.23)	(0.28)	(0.51)
Year Ended June 30, 2014	11.61	0.18	(e)	2.25	2.43	(0.18)	(0.22)	(0.40)
Year Ended June 30, 2013	9.84	0.21	(e)(f)	1.84	2.05	(0.21)	(0.07)	(0.28)
Class R3
Six Months Ended December 31, 2017 (Unaudited)	15.66	0.15	(e)	1.57	1.72	(0.13)	(0.15)	(0.28)
September 9, 2016 (g) through June 30, 2017	14.06	0.19	(e)	1.71	1.90	(0.21)	(0.09)	(0.30)
Class R4
Six Months Ended December 31, 2017 (Unaudited)	15.92	0.17	(e)	1.60	1.77	(0.15)	(0.15)	(0.30)
September 9, 2016 (g) through June 30, 2017	14.28	0.29	(e)	1.67	1.96	(0.23)	(0.09)	(0.32)
Class R5
Six Months Ended December 31, 2017 (Unaudited)	15.93	0.17	(e)	1.63	1.80	(0.17)	(0.15)	(0.32)
Year Ended June 30, 2017	14.23	0.31	(e)	1.78	2.09	(0.30)	(0.09)	(0.39)
Year Ended June 30, 2016	13.98	0.31	(e)	0.35	0.66	(0.30)	(0.11)	(0.41)
Year Ended June 30, 2015	13.85	0.31		0.41	0.72	(0.31)	(0.28)	(0.59)
Year Ended June 30, 2014	11.78	0.27	(e)	2.29	2.56	(0.27)	(0.22)	(0.49)
Year Ended June 30, 2013	9.96	0.29	(e)(f)	1.87	2.16	(0.27)	(0.07)	(0.34)
Class R6
Six Months Ended December 31, 2017 (Unaudited)	15.92	0.18	(e)	1.62	1.80	(0.17)	(0.15)	(0.32)
Year Ended June 30, 2017	14.22	0.32	(e)	1.78	2.10	(0.31)	(0.09)	(0.40)
Year Ended June 30, 2016	13.97	0.33	(e)	0.34	0.67	(0.31)	(0.11)	(0.42)
Year Ended June 30, 2015	13.84	0.33		0.40	0.73	(0.32)	(0.28)	(0.60)
Year Ended June 30, 2014	11.77	0.28	(e)	2.28	2.56	(0.27)	(0.22)	(0.49)
Year Ended June 30, 2013	9.96	0.29	(e)(f)	1.87	2.16	(0.28)	(0.07)	(0.35)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(e)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2017

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$17.12	11.12%	$3,257,072	1.00%	1.58%		1.01%	9%
15.67	14.34	3,176,361	1.04	1.59		1.08	14
14.01	4.45	3,370,383	1.04	1.83		1.11	20
13.77	4.71	3,014,937	1.04	1.83		1.09	22
13.66	21.60	2,360,750	1.04	1.68		1.06	20
11.62	21.53	1,285,400	1.03	2.22	(f)	1.08	34

16.81	10.80	1,369,178	1.50	1.08		1.50	9
15.41	13.74	1,385,115	1.54	1.09		1.55	14
13.80	4.01	1,304,007	1.54	1.33		1.58	20
13.58	4.18	1,160,002	1.54	1.32		1.56	22
13.49	20.95	805,494	1.54	1.19		1.56	20
11.49	20.94	407,911	1.53	1.71	(f)	1.58	34

17.40	11.27	5,824,058	0.74	1.84		0.75	9
15.92	14.57	6,542,906	0.78	1.84		0.79	14
14.23	4.75	4,679,200	0.79	2.07		0.81	20
13.97	4.96	4,639,250	0.79	2.08		0.80	22
13.85	21.94	3,467,542	0.79	1.92		0.81	20
11.77	21.84	2,337,565	0.78	2.48	(f)	0.83	34

17.05	10.94	92,945	1.26	1.33		1.26	9
15.62	14.08	87,437	1.29	1.34		1.39	14
13.97	4.20	77,230	1.29	1.59		1.45	20
13.74	4.44	56,522	1.29	1.59		1.39	22
13.64	21.27	28,733	1.29	1.44		1.31	20
11.61	21.21	13,347	1.28	1.92	(f)	1.34	34

17.10	11.08	83,392	0.99	1.76		1.00	9
15.66	13.62	25,209	1.03	1.55		1.05	14

17.39	11.23	18,857	0.75	2.08		0.76	9
15.92	13.85	1,340	0.78	2.28		0.83	14

17.41	11.36	1,138,183	0.59	2.03		0.60	9
15.93	14.84	912,746	0.58	2.05		0.63	14
14.23	4.89	722,424	0.59	2.28		0.64	20
13.98	5.23	520,660	0.59	2.27		0.63	22
13.85	22.06	307,700	0.59	2.11		0.61	20
11.78	22.17	227,442	0.58	2.69	(f)	0.63	34

17.40	11.42	4,842,413	0.49	2.13		0.50	9
15.92	14.95	2,821,798	0.50	2.13		0.50	14
14.22	4.98	1,913,077	0.50	2.43		0.50	20
13.97	5.31	861,809	0.51	2.35		0.51	22
13.84	22.14	551,378	0.54	2.20		0.56	20
11.77	22.12	233,034	0.53	2.63	(f)	0.59	34

(f)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.21, $0.16, $0.24, $0.18, $0.27 and $0.26 for Class A, Class C, Class I, Class R2, Class R5 and Class R6 Shares, respectively, and the net investment income (loss) ratio would have been 1.97%, 1.46%, 2.23%, 1.67%, 2.44% and 2.38% for Class A, Class C, Class I, Class R2, Class R5 and Class R6 Shares, respectively.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN LARGE CAP FUNDS	69

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Growth and Income Fund
Class A
Six Months Ended December 31, 2017 (Unaudited)	$46.85	$0.31	$5.50	$5.81	$(0.32)	$(2.08)	$(2.40)
Year Ended June 30, 2017	42.75	0.57	6.31	6.88	(0.57)	(2.21)	(2.78)
Year Ended June 30, 2016	45.46	0.59	(0.27)	0.32	(0.55)	(2.48)	(3.03)
Year Ended June 30, 2015	44.70	0.59	1.72	2.31	(0.56)	(0.99)	(1.55)
Year Ended June 30, 2014	36.53	0.47	8.17	8.64	(0.47)	—	(0.47)
Year Ended June 30, 2013	29.43	0.40	7.11	7.51	(0.41)	—	(0.41)

Class C
Six Months Ended December 31, 2017 (Unaudited)	42.54	0.16	4.99	5.15	(0.22)	(2.08)	(2.30)
Year Ended June 30, 2017	39.07	0.31	5.76	6.07	(0.39)	(2.21)	(2.60)
Year Ended June 30, 2016	41.83	0.35	(0.25)	0.10	(0.38)	(2.48)	(2.86)
Year Ended June 30, 2015	41.31	0.32	1.59	1.91	(0.40)	(0.99)	(1.39)
Year Ended June 30, 2014	33.83	0.25	7.55	7.80	(0.32)	—	(0.32)
Year Ended June 30, 2013	27.32	0.22	6.59	6.81	(0.30)	—	(0.30)

Class I
Six Months Ended December 31, 2017 (Unaudited)	49.21	0.39	5.77	6.16	(0.38)	(2.08)	(2.46)
Year Ended June 30, 2017	44.77	0.72	6.62	7.34	(0.69)	(2.21)	(2.90)
Year Ended June 30, 2016	47.45	0.73	(0.27)	0.46	(0.66)	(2.48)	(3.14)
Year Ended June 30, 2015	46.58	0.73	1.79	2.52	(0.66)	(0.99)	(1.65)
Year Ended June 30, 2014	38.03	0.58	8.52	9.10	(0.55)	—	(0.55)
Year Ended June 30, 2013	30.63	0.51	7.40	7.91	(0.51)	—	(0.51)

Class R2
Six Months Ended December 31, 2017 (Unaudited)	47.06	0.25	5.52	5.77	(0.26)	(2.08)	(2.34)
Year Ended June 30, 2017	42.94	0.46	6.33	6.79	(0.46)	(2.21)	(2.67)
November 2, 2015 (f) through June 30, 2016	45.92	0.40	(0.70)	(0.30)	(0.20)	(2.48)	(2.68)

Class R3
July 31, 2017 (f) through December 31, 2017 (Unaudited)	49.99	0.33	5.01	5.34	(0.35)	(2.08)	(2.43)

Class R4
July 31, 2017 (f) through December 31, 2017 (Unaudited)	49.99	0.37	5.01	5.38	(0.39)	(2.08)	(2.47)

Class R5
Six Months Ended December 31, 2017 (Unaudited)	49.50	0.44	5.81	6.25	(0.43)	(2.08)	(2.51)
Year Ended June 30, 2017	45.01	0.83	6.65	7.48	(0.78)	(2.21)	(2.99)
November 2, 2015 (f) through June 30, 2016	47.95	0.62	(0.73)	(0.11)	(0.35)	(2.48)	(2.83)

Class R6
Six Months Ended December 31, 2017 (Unaudited)	49.50	0.45	5.82	6.27	(0.45)	(2.08)	(2.53)
Year Ended June 30, 2017	45.01	0.81	6.69	7.50	(0.80)	(2.21)	(3.01)
November 2, 2015 (f) through June 30, 2016	47.95	0.63	(0.72)	(0.09)	(0.37)	(2.48)	(2.85)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2017

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$50.26	12.47%	$480,335	1.00%	1.25%	1.08%	16%
46.85	16.34	445,078	1.03	1.26	1.10	28
42.75	1.02	422,151	1.06	1.38	1.13	39
45.46	5.24	434,573	1.10	1.30	1.10	39
44.70	23.74	419,465	1.13	1.16	1.15	42
36.53	25.65	356,127	1.15	1.23	1.16	35

45.39	12.16	24,836	1.50	0.74	1.55	16
42.54	15.76	28,290	1.53	0.76	1.59	28
39.07	0.54	25,541	1.56	0.89	1.62	39
41.83	4.68	24,647	1.62	0.77	1.63	39
41.31	23.12	14,619	1.64	0.66	1.65	42
33.83	25.02	7,769	1.65	0.72	1.65	35

52.91	12.59	67,716	0.75	1.52	0.79	16
49.21	16.64	64,148	0.78	1.50	0.83	28
44.77	1.28	40,068	0.81	1.64	0.86	39
47.45	5.48	36,099	0.88	1.53	0.88	39
46.58	24.05	27,124	0.89	1.39	0.90	42
38.03	25.97	28,339	0.88	1.45	0.90	35

50.49	12.33	26	1.25	1.01	1.81	16
47.06	16.04	23	1.28	1.01	2.06	28
42.94	(0.40)	20	1.28	1.44	3.72	39

52.90	10.75	22	0.94	1.53	1.04	16

52.90	10.83	22	0.75	1.72	0.79	16

53.24	12.69	40	0.57	1.70	1.00	16
49.50	16.88	37	0.59	1.72	1.23	28
45.01	0.05	20	0.59	2.14	3.02	39

53.24	12.73	5,194	0.49	1.72	0.54	16
49.50	16.94	2,129	0.53	1.66	0.55	28
45.01	0.08	20	0.53	2.19	2.96	39

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN LARGE CAP FUNDS	71

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Return of capital	Total distributions
Hedged Equity Fund
Class A
Six Months Ended December 31, 2017 (Unaudited)	$18.24	$0.09	(e)	$1.01	$1.10	$(0.07)	$—	$(0.07)
Year Ended June 30, 2017	16.23	0.19	(e)	2.01	2.20	(0.19)	—	(0.19)
Year Ended June 30, 2016	16.47	0.20	(e)	(0.28)	(0.08)	(0.16)	—	(0.16)
Year Ended June 30, 2015	15.74	0.19	(e)	0.67	0.86	(0.13)	—	(0.13)
December 13, 2013 (g) through June 30, 2014	15.00	0.07		0.84	0.91	(0.07)	(0.10)	(0.17)

Class C
Six Months Ended December 31, 2017 (Unaudited)	18.16	0.04	(e)	1.02	1.06	(0.04)	—	(0.04)
Year Ended June 30, 2017	16.17	0.10	(e)	2.01	2.11	(0.12)	—	(0.12)
Year Ended June 30, 2016	16.43	0.13	(e)	(0.29)	(0.16)	(0.10)	—	(0.10)
Year Ended June 30, 2015	15.76	0.10	(e)	0.67	0.77	(0.10)	—	(0.10)
December 13, 2013 (g) through June 30, 2014	15.00	0.05		0.83	0.88	(0.02)	(0.10)	(0.12)

Class I
Six Months Ended December 31, 2017 (Unaudited)	18.27	0.11	(e)	1.03	1.14	(0.10)	—	(0.10)
Year Ended June 30, 2017	16.26	0.23	(e)	2.01	2.24	(0.23)	—	(0.23)
Year Ended June 30, 2016	16.50	0.25	(e)	(0.28)	(0.03)	(0.21)	—	(0.21)
Year Ended June 30, 2015	15.76	0.23	(e)	0.66	0.89	(0.15)	—	(0.15)
December 13, 2013 (g) through June 30, 2014	15.00	0.10		0.84	0.94	(0.08)	(0.10)	(0.18)

Class R5
Six Months Ended December 31, 2017 (Unaudited)	18.30	0.14	(e)	1.01	1.15	(0.11)	—	(0.11)
Year Ended June 30, 2017	16.28	0.26	(e)	2.02	2.28	(0.26)	—	(0.26)
Year Ended June 30, 2016	16.51	0.24	(e)	(0.24)	— (h)	(0.23)	—	(0.23)
Year Ended June 30, 2015	15.76	0.26	(e)	0.66	0.92	(0.17)	—	(0.17)
December 13, 2013 (g) through June 30, 2014	15.00	0.13		0.82	0.95	(0.09)	(0.10)	(0.19)

Class R6
Six Months Ended December 31, 2017 (Unaudited)	18.29	0.16	(e)	1.00	1.16	(0.12)	—	(0.12)
Year Ended June 30, 2017	16.28	0.25	(e)	2.03	2.28	(0.27)	—	(0.27)
Year Ended June 30, 2016	16.52	0.27	(e)	(0.27)	— (h)	(0.24)	—	(0.24)
Year Ended June 30, 2015	15.76	0.27	(e)	0.67	0.94	(0.18)	—	(0.18)
December 13, 2013 (g) through June 30, 2014	15.00	0.13		0.83	0.96	(0.10)	(0.10)	(0.20)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Certain non-recurring expenses incurred by the Fund were not annualized for the year ended June 30, 2015 and for the period ended June 30, 2014.
(g)	Commencement of operations.
(h)	Amount rounds to less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2017

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)

$19.27	6.06%	$228,442	0.84%		0.94%		0.87%		19%
18.24	13.60	133,789	0.84		1.06		1.05		31
16.23	(0.43)	71,417	0.85		1.27		1.11		57
16.47	5.45	93,007	0.85	(f)	1.14	(f)	1.21	(f)	42
15.74	6.11	569	0.85	(f)	0.96	(f)	16.65	(f)	36

19.18	5.82	57,563	1.34		0.44		1.37		19
18.16	13.07	29,168	1.34		0.55		1.45		31
16.17	(0.95)	9,867	1.35		0.80		1.52		57
16.43	4.85	3,405	1.35	(f)	0.59	(f)	1.65	(f)	42
15.76	5.87	53	1.35	(f)	0.56	(f)	10.04	(f)	36

19.31	6.24	1,277,825	0.59		1.18		0.62		19
18.27	13.86	597,013	0.59		1.30		0.69		31
16.26	(0.17)	158,820	0.60		1.54		0.74		57
16.50	5.66	105,397	0.60	(f)	1.39	(f)	0.91	(f)	42
15.76	6.28	4,307	0.60	(f)	1.30	(f)	9.91	(f)	36

19.34	6.32	109	0.39		1.46		0.78		19
18.30	14.10	37	0.40		1.51		1.08		31
16.28	0.07	25	0.40		1.49		2.16		57
16.51	5.86	442	0.40	(f)	1.58	(f)	0.82	(f)	42
15.76	6.37	53	0.40	(f)	1.51	(f)	9.10	(f)	36

19.33	6.34	19,227	0.34		1.62		0.43		19
18.29	14.09	3,289	0.34		1.41		0.42		31
16.28	0.07	74	0.35		1.66		1.40		57
16.52	5.96	443	0.35	(f)	1.63	(f)	0.77	(f)	42
15.76	6.39	53	0.35	(f)	1.56	(f)	9.05	(f)	36

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN LARGE CAP FUNDS	73

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Large Cap Growth Fund
Class A
Six Months Ended December 31, 2017 (Unaudited)	$38.23	$(0.06)		$5.05	$4.99	$—	$(5.61)	$(5.61)
Year Ended June 30, 2017	32.93	(0.07)		8.51	8.44	—	(3.14)	(3.14)
Year Ended June 30, 2016	36.82	(0.06)		(2.23)	(2.29)	—	(1.60)	(1.60)
Year Ended June 30, 2015	32.49	(0.10)		5.05	4.95	—	(0.62)	(0.62)
Year Ended June 30, 2014	26.01	(0.10)		6.58	6.48	—	—	—
Year Ended June 30, 2013	23.64	0.08	(f)	2.37	2.45	(0.08)	—	(0.08)
Class C
Six Months Ended December 31, 2017 (Unaudited)	31.95	(0.13)		4.17	4.04	—	(5.61)	(5.61)
Year Ended June 30, 2017	28.15	(0.20)		7.14	6.94	—	(3.14)	(3.14)
Year Ended June 30, 2016	31.86	(0.20)		(1.91)	(2.11)	—	(1.60)	(1.60)
Year Ended June 30, 2015	28.33	(0.24)		4.39	4.15	—	(0.62)	(0.62)
Year Ended June 30, 2014	22.79	(0.22)		5.76	5.54	—	—	—
Year Ended June 30, 2013	20.79	(0.04	)(f)	2.07	2.03	(0.03)	—	(0.03)
Class I
Six Months Ended December 31, 2017 (Unaudited)	38.47	(0.02)		5.09	5.07	—	(5.61)	(5.61)
Year Ended June 30, 2017	33.08	(0.02)		8.55	8.53	—	(3.14)	(3.14)
Year Ended June 30, 2016	36.92	(0.01)		(2.23)	(2.24)	—	(1.60)	(1.60)
Year Ended June 30, 2015	32.52	(0.04)		5.06	5.02	—	(0.62)	(0.62)
Year Ended June 30, 2014	25.99	(0.05)		6.58	6.53	—	—	—
Year Ended June 30, 2013	23.61	0.12	(f)	2.37	2.49	(0.11)	—	(0.11)
Class R2
Six Months Ended December 31, 2017 (Unaudited)	37.33	(0.11)		4.92	4.81	—	(5.61)	(5.61)
Year Ended June 30, 2017	32.31	(0.16)		8.32	8.16	—	(3.14)	(3.14)
Year Ended June 30, 2016	36.24	(0.15)		(2.18)	(2.33)	—	(1.60)	(1.60)
Year Ended June 30, 2015	32.07	(0.18)		4.97	4.79	—	(0.62)	(0.62)
Year Ended June 30, 2014	25.74	(0.18)		6.51	6.33	—	—	—
Year Ended June 30, 2013	23.44	0.01	(f)	2.36	2.37	(0.07)	—	(0.07)
Class R3
Six Months Ended December 31, 2017 (Unaudited)	38.39	(0.04)		5.05	5.01	—	(5.61)	(5.61)
September 9, 2016 (g) through June 30, 2017	33.97	(0.06)		7.62	7.56	—	(3.14)	(3.14)
Class R4
Six Months Ended December 31, 2017 (Unaudited)	38.47	0.01		5.06	5.07	—	(5.61)	(5.61)
September 9, 2016 (g) through June 30, 2017	33.97	0.04		7.60	7.64	—	(3.14)	(3.14)
Class R5
Six Months Ended December 31, 2017 (Unaudited)	39.04	0.02		5.16	5.18	—	(5.61)	(5.61)
Year Ended June 30, 2017	33.46	0.05		8.67	8.72	—	(3.14)	(3.14)
Year Ended June 30, 2016	37.25	0.06		(2.25)	(2.19)	—	(1.60)	(1.60)
Year Ended June 30, 2015	32.75	0.03		5.09	5.12	—	(0.62)	(0.62)
Year Ended June 30, 2014	26.12	0.01		6.62	6.63	—	—	—
Year Ended June 30, 2013	23.74	0.17	(f)	2.38	2.55	(0.17)	—	(0.17)
Class R6
Six Months Ended December 31, 2017 (Unaudited)	39.23	0.04		5.19	5.23	—	(5.61)	(5.61)
Year Ended June 30, 2017	33.58	0.09		8.70	8.79	—	(3.14)	(3.14)
Year Ended June 30, 2016	37.34	0.10		(2.26)	(2.16)	—	(1.60)	(1.60)
Year Ended June 30, 2015	32.80	0.06		5.10	5.16	—	(0.62)	(0.62)
Year Ended June 30, 2014	26.15	0.02		6.63	6.65	—	—	—
Year Ended June 30, 2013	23.76	0.18	(f)	2.39	2.57	(0.18)	—	(0.18)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.

SEE NOTES TO FINANCIAL STATEMENTS.

74	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2017

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$37.61	13.83%	$2,596,423	1.01%	(0.30)%		1.12%	7%
38.23	27.50	2,462,957	1.05	(0.19)		1.25	22
32.93	(6.45)	4,251,242	1.04	(0.17)		1.27	43
36.82	15.40	4,670,460	1.06	(0.28)		1.21	19
32.49	24.91	5,044,428	1.10	(0.34)		1.19	39
26.01	10.40	2,824,115	1.09	0.30	(f)	1.19	47

30.38	13.55	497,677	1.51	(0.80)		1.60	7
31.95	26.79	487,702	1.55	(0.69)		1.67	22
28.15	(6.90)	559,238	1.55	(0.67)		1.69	43
31.86	14.83	600,404	1.56	(0.78)		1.68	19
28.33	24.31	523,972	1.59	(0.85)		1.69	39
22.79	9.80	396,862	1.59	(0.20	)(f)	1.69	47

37.93	13.96	3,766,470	0.80	(0.09)		0.85	7
38.47	27.65	4,771,428	0.89	(0.05)		0.90	22
33.08	(6.29)	4,161,010	0.89	(0.04)		0.93	43
36.92	15.60	5,515,626	0.90	(0.12)		0.92	19
32.52	25.13	5,037,737	0.93	(0.18)		0.94	39
25.99	10.58	4,811,907	0.91	0.50	(f)	0.94	47

36.53	13.67	150,142	1.30	(0.59)		1.36	7
37.33	27.14	147,902	1.31	(0.46)		1.47	22
32.31	(6.67)	192,560	1.30	(0.43)		1.55	43
36.24	15.10	242,550	1.31	(0.53)		1.49	19
32.07	24.59	222,421	1.35	(0.60)		1.44	39
25.74	10.12	191,876	1.34	0.05	(f)	1.45	47

37.79	13.82	4,684	1.01	(0.23)		1.11	7
38.39	24.05	992	1.12	(0.20)		1.20	22

37.93	13.96	11,408	0.78	0.06		0.86	7
38.47	24.31	440	0.89	0.12		1.07	22

38.61	14.04	804,117	0.64	0.09		0.70	7
39.04	27.92	799,190	0.70	0.15		0.72	22
33.46	(6.10)	1,209,521	0.69	0.17		0.73	43
37.25	15.80	1,394,419	0.70	0.08		0.74	19
32.75	25.38	1,400,112	0.73	0.02		0.74	39
26.12	10.78	1,158,856	0.71	0.69	(f)	0.75	47

38.85	14.10	5,012,968	0.54	0.18		0.60	7
39.23	28.03	3,606,093	0.60	0.25		0.60	22
33.58	(6.00)	3,330,565	0.60	0.28		0.60	43
37.34	15.90	3,220,191	0.62	0.17		0.62	19
32.80	25.43	2,709,590	0.68	0.07		0.69	39
26.15	10.87	2,170,011	0.67	0.72	(f)	0.70	47

(f)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.02, $(0.09), $0.07, $(0.04), $0.12 and $0.13 for Class A, Class C, Class I, Class R2, Class R5 and Class R6 Shares, respectively, and the net investment income (loss) ratio would have been 0.08%, (0.42)%, 0.28%, (0.17)%, 0.47% and 0.50% for Class A, Class C, Class I, Class R2, Class R5 and Class R6 Shares, respectively.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN LARGE CAP FUNDS	75

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Large Cap Value Fund
Class A
Six Months Ended December 31, 2017 (Unaudited)	$15.48	$0.06	$1.58	$1.64	$(0.06)	$(1.28)	$(1.34)
Year Ended June 30, 2017	12.71	0.15	3.42	3.57	(0.14)	(0.66)	(0.80)
Year Ended June 30, 2016	15.02	0.17	(0.59)	(0.42)	(0.16)	(1.73)	(1.89)
Year Ended June 30, 2015	16.63	0.17	0.94	1.11	(0.17)	(2.55)	(2.72)
Year Ended June 30, 2014	13.99	0.17	3.16	3.33	(0.18)	(0.51)	(0.69)
Year Ended June 30, 2013	11.02	0.14	2.97	3.11	(0.14)	—	(0.14)

Class C
Six Months Ended December 31, 2017 (Unaudited)	14.93	0.02	1.53	1.55	(0.03)	(1.28)	(1.31)
Year Ended June 30, 2017	12.30	0.07	3.30	3.37	(0.08)	(0.66)	(0.74)
Year Ended June 30, 2016	14.60	0.10	(0.58)	(0.48)	(0.09)	(1.73)	(1.82)
Year Ended June 30, 2015	16.25	0.08	0.92	1.00	(0.10)	(2.55)	(2.65)
Year Ended June 30, 2014	13.70	0.09	3.08	3.17	(0.11)	(0.51)	(0.62)
Year Ended June 30, 2013	10.80	0.08	2.91	2.99	(0.09)	—	(0.09)

Class I
Six Months Ended December 31, 2017 (Unaudited)	15.24	0.08	1.56	1.64	(0.08)	(1.28)	(1.36)
Year Ended June 30, 2017	12.53	0.17	3.37	3.54	(0.17)	(0.66)	(0.83)
Year Ended June 30, 2016	14.79	0.15	(0.54)	(0.39)	(0.14)	(1.73)	(1.87)
Year Ended June 30, 2015	16.42	0.19	0.92	1.11	(0.19)	(2.55)	(2.74)
Year Ended June 30, 2014	13.82	0.19	3.11	3.30	(0.19)	(0.51)	(0.70)
Year Ended June 30, 2013	10.88	0.16	2.94	3.10	(0.16)	—	(0.16)

Class R2
Six Months Ended December 31, 2017 (Unaudited)	15.39	0.04	1.56	1.60	(0.04)	(1.28)	(1.32)
Year Ended June 30, 2017	12.64	0.10	3.41	3.51	(0.10)	(0.66)	(0.76)
Year Ended June 30, 2016	14.96	0.14	(0.60)	(0.46)	(0.13)	(1.73)	(1.86)
Year Ended June 30, 2015	16.58	0.13	0.94	1.07	(0.14)	(2.55)	(2.69)
Year Ended June 30, 2014	13.95	0.13	3.14	3.27	(0.13)	(0.51)	(0.64)
Year Ended June 30, 2013	10.99	0.11	2.96	3.07	(0.11)	—	(0.11)

Class R5
Six Months Ended December 31, 2017 (Unaudited)	15.37	0.10	1.56	1.66	(0.09)	(1.28)	(1.37)
Year Ended June 30, 2017	12.63	0.20	3.39	3.59	(0.19)	(0.66)	(0.85)
Year Ended June 30, 2016	14.93	0.21	(0.58)	(0.37)	(0.20)	(1.73)	(1.93)
Year Ended June 30, 2015	16.54	0.22	0.94	1.16	(0.22)	(2.55)	(2.77)
Year Ended June 30, 2014	13.92	0.19	3.16	3.35	(0.22)	(0.51)	(0.73)
Year Ended June 30, 2013	10.92	0.17	2.98	3.15	(0.15)	—	(0.15)

Class R6
Six Months Ended December 31, 2017 (Unaudited)	15.28	0.10	1.55	1.65	(0.09)	(1.28)	(1.37)
Year Ended June 30, 2017	12.56	0.20	3.38	3.58	(0.20)	(0.66)	(0.86)
Year Ended June 30, 2016	14.86	0.24	(0.60)	(0.36)	(0.21)	(1.73)	(1.94)
Year Ended June 30, 2015	16.48	0.25	0.91	1.16	(0.23)	(2.55)	(2.78)
Year Ended June 30, 2014	13.87	0.22	3.13	3.35	(0.23)	(0.51)	(0.74)
Year Ended June 30, 2013	10.92	0.20	2.94	3.14	(0.19)	—	(0.19)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.

SEE NOTES TO FINANCIAL STATEMENTS.

76	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2017

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$15.78	10.76%	$250,548	0.93%	0.80%	1.04%	51%
15.48	28.47	215,017	0.92	1.01	1.08	145
12.71	(2.51)	96,373	0.93	1.27	1.12	219
15.02	7.44	93,078	0.93	1.07	1.05	143
16.63	24.46	92,161	0.93	1.11	1.06	168
13.99	28.38	35,030	0.94	1.11	1.04	119

15.17	10.51	61,485	1.44	0.29	1.53	51
14.93	27.72	48,028	1.44	0.50	1.57	145
12.30	(2.98)	17,041	1.45	0.75	1.62	219
14.60	6.88	14,307	1.45	0.55	1.55	143
16.25	23.78	11,646	1.44	0.59	1.56	168
13.70	27.77	4,890	1.44	0.62	1.54	119

15.52	10.91	314,587	0.73	1.02	0.77	51
15.24	28.61	161,494	0.79	1.15	0.80	145
12.53	(2.34)	23,373	0.77	1.07	0.77	219
14.79	7.56	634,301	0.77	1.22	0.77	143
16.42	24.62	662,936	0.79	1.24	0.80	168
13.82	28.65	591,749	0.78	1.27	0.79	119

15.67	10.56	11,413	1.25	0.50	1.30	51
15.39	28.11	6,775	1.23	0.71	1.43	145
12.64	(2.78)	3,462	1.20	1.05	1.57	219
14.96	7.21	1,074	1.20	0.82	1.40	143
16.58	24.07	455	1.20	0.83	1.30	168
13.95	28.10	378	1.20	0.87	1.29	119

15.66	10.96	23,340	0.57	1.21	0.62	51
15.37	28.82	10,218	0.59	1.35	0.62	145
12.63	(2.15)	4,155	0.59	1.52	0.60	219
14.93	7.83	4,443	0.58	1.41	0.59	143
16.54	24.81	4,433	0.57	1.30	0.59	168
13.92	28.96	19,410	0.59	1.48	0.60	119

15.56	11.00	781,405	0.48	1.24	0.52	51
15.28	28.90	610,732	0.51	1.43	0.52	145
12.56	(2.06)	565,542	0.51	1.90	0.52	219
14.86	7.85	4,145	0.53	1.54	0.53	143
16.48	24.89	50,923	0.54	1.48	0.55	168
13.87	28.94	43,781	0.53	1.52	0.54	119

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN LARGE CAP FUNDS	77

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
U.S. Equity Fund
Class A
Six Months Ended December 31, 2017 (Unaudited)	$15.80	$0.06	(e)	$1.71	$1.77	$(0.07)	$(1.26)	$(1.33)
Year Ended June 30, 2017	13.76	0.11	(e)	2.57	2.68	(0.11)	(0.53)	(0.64)
Year Ended June 30, 2016	14.75	0.12	(e)	(0.30)	(0.18)	(0.11)	(0.70)	(0.81)
Year Ended June 30, 2015	14.92	0.13		1.10	1.23	(0.13)	(1.27)	(1.40)
Year Ended June 30, 2014	12.80	0.11	(e)	3.09	3.20	(0.11)	(0.97)	(1.08)
Year Ended June 30, 2013	10.73	0.13	(e)	2.31	2.44	(0.13)	(0.24)	(0.37)

Class C
Six Months Ended December 31, 2017 (Unaudited)	15.37	0.02	(e)	1.67	1.69	(0.03)	(1.26)	(1.29)
Year Ended June 30, 2017	13.41	0.04	(e)	2.49	2.53	(0.04)	(0.53)	(0.57)
Year Ended June 30, 2016	14.40	0.05	(e)	(0.30)	(0.25)	(0.04)	(0.70)	(0.74)
Year Ended June 30, 2015	14.61	0.07		1.06	1.13	(0.07)	(1.27)	(1.34)
Year Ended June 30, 2014	12.56	0.04	(e)	3.03	3.07	(0.05)	(0.97)	(1.02)
Year Ended June 30, 2013	10.55	0.06	(e)	2.26	2.32	(0.07)	(0.24)	(0.31)

Class I
Six Months Ended December 31, 2017 (Unaudited)	15.83	0.08	(e)	1.72	1.80	(0.09)	(1.26)	(1.35)
Year Ended June 30, 2017	13.79	0.14	(e)	2.57	2.71	(0.14)	(0.53)	(0.67)
Year Ended June 30, 2016	14.78	0.13	(e)	(0.29)	(0.16)	(0.13)	(0.70)	(0.83)
Year Ended June 30, 2015	14.94	0.16		1.11	1.27	(0.16)	(1.27)	(1.43)
Year Ended June 30, 2014	12.80	0.13	(e)	3.10	3.23	(0.12)	(0.97)	(1.09)
Year Ended June 30, 2013	10.74	0.15	(e)	2.30	2.45	(0.15)	(0.24)	(0.39)

Class L
Six Months Ended December 31, 2017 (Unaudited)	15.85	0.09	(e)	1.71	1.80	(0.09)	(1.26)	(1.35)
Year Ended June 30, 2017	13.80	0.16	(e)	2.58	2.74	(0.16)	(0.53)	(0.69)
Year Ended June 30, 2016	14.79	0.16	(e)	(0.30)	(0.14)	(0.15)	(0.70)	(0.85)
Year Ended June 30, 2015	14.96	0.19		1.09	1.28	(0.18)	(1.27)	(1.45)
Year Ended June 30, 2014	12.82	0.16	(e)	3.10	3.26	(0.15)	(0.97)	(1.12)
Year Ended June 30, 2013	10.75	0.16	(e)	2.31	2.47	(0.16)	(0.24)	(0.40)

Class R2
Six Months Ended December 31, 2017 (Unaudited)	15.68	0.04	(e)	1.70	1.74	(0.05)	(1.26)	(1.31)
Year Ended June 30, 2017	13.66	0.07	(e)	2.55	2.62	(0.07)	(0.53)	(0.60)
Year Ended June 30, 2016	14.66	0.08	(e)	(0.31)	(0.23)	(0.07)	(0.70)	(0.77)
Year Ended June 30, 2015	14.84	0.10		1.09	1.19	(0.10)	(1.27)	(1.37)
Year Ended June 30, 2014	12.74	0.07	(e)	3.08	3.15	(0.08)	(0.97)	(1.05)
Year Ended June 30, 2013	10.69	0.10	(e)	2.29	2.39	(0.10)	(0.24)	(0.34)

Class R3
Six Months Ended December 31, 2017 (Unaudited)	15.76	0.06	(e)	1.70	1.76	(0.07)	(1.26)	(1.33)
September 9, 2016 (f) through June 30, 2017	14.11	0.08	(e)	2.24	2.32	(0.14)	(0.53)	(0.67)

Class R4
Six Months Ended December 31, 2017 (Unaudited)	15.82	0.09	(e)	1.71	1.80	(0.09)	(1.26)	(1.35)
September 9, 2016 (f) through June 30, 2017	14.15	0.13	(e)	2.22	2.35	(0.15)	(0.53)	(0.68)

Class R5
Six Months Ended December 31, 2017 (Unaudited)	15.85	0.09	(e)	1.72	1.81	(0.10)	(1.26)	(1.36)
Year Ended June 30, 2017	13.81	0.17	(e)	2.57	2.74	(0.17)	(0.53)	(0.70)
Year Ended June 30, 2016	14.80	0.18	(e)	(0.31)	(0.13)	(0.16)	(0.70)	(0.86)
Year Ended June 30, 2015	14.96	0.19		1.11	1.30	(0.19)	(1.27)	(1.46)
Year Ended June 30, 2014	12.82	0.16	(e)	3.11	3.27	(0.16)	(0.97)	(1.13)
Year Ended June 30, 2013	10.75	0.17	(e)	2.31	2.48	(0.17)	(0.24)	(0.41)

Class R6
Six Months Ended December 31, 2017 (Unaudited)	15.87	0.10	(e)	1.73	1.83	(0.11)	(1.26)	(1.37)
Year Ended June 30, 2017	13.82	0.18	(e)	2.58	2.76	(0.18)	(0.53)	(0.71)
Year Ended June 30, 2016	14.82	0.18	(e)	(0.31)	(0.13)	(0.17)	(0.70)	(0.87)
Year Ended June 30, 2015	14.98	0.20		1.10	1.30	(0.19)	(1.27)	(1.46)
Year Ended June 30, 2014	12.83	0.17	(e)	3.11	3.28	(0.16)	(0.97)	(1.13)
Year Ended June 30, 2013	10.76	0.17	(e)	2.31	2.48	(0.17)	(0.24)	(0.41)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

78	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2017

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$16.24	11.26%	$1,433,736	0.94%	0.75%	1.01%	46%
15.80	19.86	1,371,821	0.94	0.75	1.10	86
13.76	(1.15)	1,446,878	0.94	0.85	1.14	83
14.75	8.70	1,399,208	0.95	0.92	1.10	79
14.92	25.90	1,172,752	0.97	0.77	1.05	73
12.80	23.14	874,571	0.97	1.06	1.06	88

15.77	11.05	304,627	1.44	0.24	1.50	46
15.37	19.23	318,369	1.44	0.25	1.55	86
13.41	(1.66)	294,744	1.44	0.35	1.59	83
14.40	8.15	253,608	1.45	0.41	1.57	79
14.61	25.30	175,265	1.47	0.28	1.55	73
12.56	22.43	110,837	1.46	0.56	1.56	88

16.28	11.42	1,495,606	0.73	0.96	0.75	46
15.83	20.05	1,287,300	0.76	0.93	0.81	86
13.79	(1.00)	1,066,145	0.76	0.94	0.81	83
14.78	8.92	2,375,538	0.77	1.08	0.79	79
14.94	26.21	2,288,734	0.79	0.94	0.80	73
12.80	23.22	3,874,926	0.79	1.24	0.81	88

16.30	11.47	1,765,832	0.58	1.08	0.60	46
15.85	20.27	3,391,256	0.61	1.07	0.67	86
13.80	(0.83)	3,704,104	0.61	1.18	0.68	83
14.79	9.01	4,932,896	0.62	1.25	0.66	79
14.96	26.41	4,178,050	0.64	1.12	0.65	73
12.82	23.48	1,214,707	0.64	1.36	0.67	88

16.11	11.14	277,382	1.23	0.46	1.25	46
15.68	19.58	260,589	1.20	0.48	1.40	86
13.66	(1.47)	205,224	1.19	0.60	1.48	83
14.66	8.45	178,272	1.20	0.67	1.41	79
14.84	25.61	126,549	1.22	0.53	1.30	73
12.74	22.81	72,664	1.22	0.81	1.31	88

16.19	11.23	51,505	0.97	0.75	1.00	46
15.76	16.83	25,050	1.00	0.67	1.03	86

16.27	11.45	6,585	0.72	1.03	0.76	46
15.82	16.99	1,030	0.75	1.03	0.81	86

16.30	11.49	956,945	0.55	1.13	0.60	46
15.85	20.24	890,105	0.56	1.12	0.62	86
13.81	(0.77)	910,033	0.56	1.27	0.63	83
14.80	9.13	496,102	0.57	1.30	0.62	79
14.96	26.45	441,628	0.59	1.16	0.60	73
12.82	23.52	455,939	0.59	1.45	0.61	88

16.33	11.59	9,360,897	0.47	1.22	0.50	46
15.87	20.37	6,751,473	0.50	1.19	0.50	86
13.82	(0.78)	4,755,359	0.50	1.33	0.50	83
14.82	9.17	2,976,379	0.51	1.35	0.52	79
14.98	26.57	2,392,416	0.54	1.21	0.55	73
12.83	23.56	1,379,173	0.54	1.47	0.56	88

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN LARGE CAP FUNDS	79

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Return of capital	Total distributions
U.S. Research Enhanced Equity Fund (formerly known as JPMorgan Disciplined Equity Fund)
Class A
Six Months Ended December 31, 2017 (Unaudited)	$25.40	$0.16	$2.69	$2.85	$(0.16)	$—	$—	$(0.16)
Year Ended June 30, 2017	21.74	0.28	3.72	4.00	(0.32)	—	(0.02)	(0.34)
Year Ended June 30, 2016	23.99	0.26	(1.32)	(1.06)	(0.22)	(0.97)	—	(1.19)
Year Ended June 30, 2015	23.73	0.20	1.85	2.05	(0.19)	(1.60)	—	(1.79)
Year Ended June 30, 2014	20.27	0.23	4.79	5.02	(0.21)	(1.35)	—	(1.56)
Year Ended June 30, 2013	17.42	0.20	3.56	3.76	(0.23)	(0.68)	—	(0.91)

Class I
Six Months Ended December 31, 2017 (Unaudited)	25.62	0.19	2.71	2.90	(0.19)	—	—	(0.19)
Year Ended June 30, 2017	21.92	0.35	3.76	4.11	(0.39)	—	(0.02)	(0.41)
Year Ended June 30, 2016	24.18	0.32	(1.34)	(1.02)	(0.27)	(0.97)	—	(1.24)
Year Ended June 30, 2015	23.88	0.26	1.87	2.13	(0.23)	(1.60)	—	(1.83)
Year Ended June 30, 2014	20.39	0.28	4.82	5.10	(0.26)	(1.35)	—	(1.61)
Year Ended June 30, 2013	17.51	0.27	3.56	3.83	(0.27)	(0.68)	—	(0.95)

Class L
Six Months Ended December 31, 2017 (Unaudited)	25.58	0.19	2.70	2.89	(0.19)	—	—	(0.19)
Year Ended June 30, 2017	21.89	0.35	3.75	4.10	(0.39)	—	(0.02)	(0.41)
Year Ended June 30, 2016	24.15	0.35	(1.33)	(0.98)	(0.31)	(0.97)	—	(1.28)
Year Ended June 30, 2015	23.85	0.29	1.89	2.18	(0.28)	(1.60)	—	(1.88)
Year Ended June 30, 2014	20.36	0.32	4.81	5.13	(0.29)	(1.35)	—	(1.64)
Year Ended June 30, 2013	17.48	0.30	3.55	3.85	(0.29)	(0.68)	—	(0.97)

Class R6
Six Months Ended December 31, 2017 (Unaudited)	25.59	0.20	2.71	2.91	(0.21)	—	—	(0.21)
Year Ended June 30, 2017	21.90	0.38	3.75	4.13	(0.42)	—	(0.02)	(0.44)
Year Ended June 30, 2016	24.16	0.37	(1.33)	(0.96)	(0.33)	(0.97)	—	(1.30)
Year Ended June 30, 2015	23.85	0.32	1.89	2.21	(0.30)	(1.60)	—	(1.90)
Year Ended June 30, 2014	20.36	0.34	4.81	5.15	(0.31)	(1.35)	—	(1.66)
Year Ended June 30, 2013	17.48	0.32	3.55	3.87	(0.31)	(0.68)	—	(0.99)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.

SEE NOTES TO FINANCIAL STATEMENTS.

80	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2017

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$28.09	11.23%	$391,998	0.60%	1.16%	0.85%	19%
25.40	18.52	422,719	0.69	1.19	0.96	40
21.74	(4.30)	497,934	0.85	1.20	1.02	122
23.99	9.04	483,296	0.85	0.84	0.97	144
23.73	25.73	206,635	0.85	1.02	0.86	113
20.27	22.33	103,755	0.85	1.04	0.87	178

28.33	11.35	281,587	0.35	1.41	0.60	19
25.62	18.85	285,141	0.43	1.45	0.69	40
21.92	(4.08)	260,494	0.60	1.45	0.69	122
24.18	9.34	260,618	0.60	1.09	0.64	144
23.88	26.00	82,899	0.59	1.28	0.61	113
20.39	22.61	40,522	0.60	1.40	0.62	178

28.28	11.33	787,901	0.35	1.40	0.44	19
25.58	18.86	835,535	0.40	1.47	0.49	40
21.89	(3.94)	824,559	0.45	1.59	0.50	122
24.15	9.53	796,919	0.45	1.21	0.51	144
23.85	26.20	389,507	0.45	1.42	0.46	113
20.36	22.79	221,638	0.45	1.57	0.47	178

28.29	11.38	6,298,959	0.25	1.51	0.34	19
25.59	19.00	5,863,138	0.28	1.60	0.34	40
21.90	(3.83)	6,638,591	0.34	1.69	0.35	122
24.16	9.67	6,205,582	0.35	1.33	0.36	144
23.85	26.31	3,598,945	0.35	1.52	0.36	113
20.36	22.90	1,460,937	0.35	1.67	0.37	178

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN LARGE CAP FUNDS	81

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 (Unaudited)

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (collectively, the “Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 8 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/Non-Diversified
Equity Focus Fund	Class A, Class C and Class I	JPM I	Non-Diversified
Equity Income Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM II	Diversified
Growth and Income Fund	Class A, Class C, Class I, Class R2, Class R3*, Class R4*, Class R5 and Class R6	JPM I	Diversified
Hedged Equity Fund	Class A, Class C, Class I, Class R5 and Class R6	JPM I	Diversified
Large Cap Growth Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM II	Diversified
Large Cap Value Fund	Class A, Class C, Class I, Class R2, Class R5 and Class R6	JPM II	Diversified
U.S. Equity Fund	Class A, Class C, Class I, Class L^^, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified
U.S. Research Enhanced Equity Fund^	Class A^^^, Class I, Class L^^ and Class R6	JPM I	Diversified

*	Class R3 and Class R4 commenced operations on July 31, 2017 for Growth and Income Fund.
^	Effective on November 1, 2017, Disciplined Equity Fund changed its name to U.S. Research Enhanced Equity Fund.
^^	Effective December 1, 2016, Class L is publicly offered on a limited basis for U.S. Equity Fund and U.S. Research Enhanced Equity Fund.
^^^	Effective October 9, 2017, Class A is publicly offered on a limited basis for U.S. Research Enhanced Equity Fund.

The investment objective of Equity Focus Fund and Large Cap Growth Fund is to seek long-term capital appreciation.

The investment objective of Equity Income Fund is to seek capital appreciation and current income.

The investment objective of Growth and Income Fund is to seek to provide capital growth over the long-term and to earn income from dividends.

The investment objective of Hedged Equity Fund is to seek to provide capital appreciation.

The investment objective of Large Cap Value Fund is to seek capital appreciation with the incidental goal of achieving current income by investing primarily in equity securities.

The investment objective of U.S. Equity Fund is to seek to provide high total return from a portfolio of selected equity securities.

The investment objective of U.S. Research Enhanced Equity Fund is to seek to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the Standard and Poor’s 500 Composite Stock Price Index.

Large Cap Growth Fund acquired all the assets and liabilities of the JPMorgan Dynamic Growth Fund in a reorganization on October 27, 2017. Please refer to Note 9 discussing the merger.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus. Beginning on November 14, 2017, Class C Shares automatically convert to Class A Shares after ten years. All classes of shares have equal rights to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more

82	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2017

fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date. Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

A market-based approach is primarily used to value the Funds’ investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Futures and options are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Equity Focus Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$220,822	$—	$—	$220,822

Equity Income Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$16,645,510	$—	$—	$16,645,510

DECEMBER 31, 2017	J.P. MORGAN LARGE CAP FUNDS	83

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 (Unaudited) (continued)

Growth and Income Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Total Investments in Securities (a)	$589,350	$—	$—		$589,350

Hedged Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Total Investments in Securities (b)	$1,631,509	$354	$—		$1,631,863

Appreciation in Other Financial Instruments
Futures Contracts (a)	$207	$—	$—		$207

Depreciation in Other Financial Instruments
Options Written (a)
Call Option Written	$(8,952)	$—	$—		$(8,952)
Put Option Written	(1,960)	—	—		(1,960)

Total Depreciation in Other Financial Instruments	$(10,912)	$—	$—		$(10,912)

Large Cap Growth Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Total Investments in Securities (a)	$12,928,484	$—	$—		$12,928,484

Large Cap Value Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Total Investments in Securities (c)	$1,461,586	$—	$—	(d)	$1,461,586

U.S. Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Total Investments in Securities (c)	$15,717,161	$—	$—	(d)	$15,717,161

Appreciation in Other Financial Instruments
Futures Contracts (a)	$51	$—	$—		$51

U.S. Research Enhanced Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Total Investments in Securities (b)	$7,745,000	$5,311	$—		$7,750,311

Appreciation in Other Financial Instruments
Futures Contracts (a)	$264	$—	$—		$264

(a)	All portfolio holdings designated as level 1 are disclosed individually on the SOIs. Please refer to the SOIs for industry specifics of portfolio holdings.

84	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2017

(b)	All portfolio holdings designated as level 1 and level 2 are disclosed individually on the SOIs. Level 2 consists of U.S. Treasury Bill that is held as initial margin for futures contracts. Please refer to the SOIs for asset class specifics of portfolio holdings.
(c)	All portfolio holdings designated as Level 1 and Level 3 are disclosed individually on the SOIs. Level 3 consists of a warrant. Please refer to the SOIs for industry specifics of portfolio holdings.
(d)	Amount rounds to less than 500.

There were no transfers among any levels during the six months ended December 31, 2017.

B. Futures Contracts — Hedged Equity Fund, U.S. Equity Fund and U.S. Research Enhanced Equity Fund used index futures contracts to gain or reduce exposure to the stock market, maintain liquidity or minimize transaction costs. The Funds also bought futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The use of futures contracts exposes the Funds to equity price risk. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Funds’ futures contracts activity during the six months ended December 31, 2017 (amounts in thousands):

	Hedged Equity Fund	U.S. Equity Fund	U.S. Research Enhanced Equity Fund
Futures Contracts:
Average Notional Balance Long	$13,388	$80,451	$64,302
Ending Notional Balance Long	24,485	55,527	77,872

The Funds’ futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

C. Options — Hedged Equity Fund purchased and sold (“wrote”) put and call options on indices to manage and hedge equity risk within its portfolio. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller.

Options Purchased — Premiums paid by the Fund for options purchased are included on the Statements of Assets and Liabilities as options purchased. The option is adjusted daily to reflect the current market value of the option and the change is recorded as Change in net unrealized appreciation/depreciation on options purchased on the Statements of Operations. If the option is allowed to expire, the Fund will lose the entire premium it paid and record a loss for the premium amount. Premiums paid for options purchased which are exercised or closed are added to the amounts paid or will offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) or cost basis of the underlying investment.

Options Written — Premiums received by the Fund for options written are included on the Statements of Assets and Liabilities as a liability. The amount of the liability is adjusted daily to reflect the current market value of the option written and the change in market value is recorded as change in net unrealized appreciation/depreciation. Premiums received from options written that expire are treated as realized gains. If a written option is closed, the Fund records a realized gain or loss on options written based on whether the cost of the closing transaction exceeds the premium received. If a call option is exercised by the option buyer, the premium received by the Fund is added to the proceeds from the sale of the underlying security to the option buyer and compared to the cost of the closing transaction to determine whether there has been a realized gain or loss. If a put option is exercised by an option buyer, the premium received by the option seller reduces the cost basis of the purchased security.

DECEMBER 31, 2017	J.P. MORGAN LARGE CAP FUNDS	85

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 (Unaudited) (continued)

The Fund pledges collateral to the counterparty in the form of securities for options written. Securities designated as collateral are denoted on the SOI.

Written uncovered call options subject the Fund to unlimited risk of loss. Written covered call options limit the upside potential of a security above the strike price. Written put options subject the Fund to risk of loss if the value of the security declines below the exercise price minus the put premium.

The Fund is not subject to credit risk on options written as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

The Fund’s exchange-traded options contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

The Fund may be required to post or receive collateral for over the counter options.

The table below discloses the volume of the Fund’s’ options contracts activity during the six months ended December 31, 2017:

Exchange-Traded Options:
Average Number of Contracts Purchased	4,536
Average Number of Contracts Written	9,072
Ending Number of Contracts Purchased	5,851
Ending Number of Contracts Written	11,702

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

E. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each class of the Funds for the six months ended December 31, 2017 are as follows (amounts in thousands):

	Class A	Class C		Class I	Class L	Class R2		Class R3		Class R4		Class R5		Class R6		Total
Equity Focus Fund
Transfer agency fees	$1	$—	(a)	$2	n/a	n/a		n/a		n/a		n/a		n/a		$3
Equity Income Fund
Transfer agency fees	173	38		37	n/a	$7		$—	(a)	$1		$9		$35		300
Growth and Income Fund
Transfer agency fees	109	3		3	n/a	—	(a)	—	(a)	—	(a)	—	(a)	—	(a)	115
Hedged Equity Fund
Transfer agency fees	3	1		10	n/a	n/a		n/a		n/a		—	(a)	2		16
Large Cap Growth Fund
Transfer agency fees	231	13		28	n/a	6		—	(a)	1		7		26		312
Large Cap Value Fund
Transfer agency fees	31	3		3	n/a	2		n/a		n/a		1		4		44
U.S. Equity Fund
Transfer agency fees	66	9		18	$57	4		—	(a)	—	(a)	6		34		194
U.S. Research Enhanced Equity Fund
Transfer agency fees	16	n/a		5	7	n/a		n/a		n/a		n/a		26		54

(a)	Amount rounds to less than 500.

86	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2017

F. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of December 31, 2017, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years, or since inception if shorter, remains subject to examination by the Internal Revenue Service.

G. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

H. Distributions to Shareholders — Distributions from net investment income are generally declared and paid quarterly, except for Large Cap Growth Fund and Equity Focus Fund, for which distributions are generally declared and paid annually, and Equity Income Fund, for which distributions are generally declared and paid monthly. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s average daily net assets. The annual rate for each Fund is as follows:

Equity Focus Fund	0.60%
Equity Income Fund	0.40
Growth and Income Fund	0.40
Hedged Equity Fund	0.25
Large Cap Growth Fund	0.50
Large Cap Value Fund	0.40
U.S. Equity Fund	0.40
U.S. Research Enhanced Equity Fund	0.25

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreements (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended December 31, 2017, the effective annualized rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Trusts’ principal underwriter and promotes and arranges for the sale of each Fund’s shares.

DECEMBER 31, 2017	J.P. MORGAN LARGE CAP FUNDS	87

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 (Unaudited) (continued)

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C, Class R2 and Class R3 Shares of the Funds, as applicable, in accordance with Rule 12b-1 under the 1940 Act. The Class I, Class L, Class R4, Class R5 and Class R6 do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Class R3
Equity Focus Fund	0.25%	0.75%	n/a	n/a
Equity Income Fund	0.25	0.75	0.50%	0.25%
Growth and Income Fund	0.25	0.75	0.50	0.25
Hedged Equity Fund	0.25	0.75	n/a	n/a
Large Cap Growth Fund	0.25	0.75	0.50	0.25
Large Cap Value Fund	0.25	0.75	0.50	n/a
U.S. Equity Fund	0.25	0.75	0.50	0.25
U.S. Research Enhanced Equity Fund	0.25	n/a	n/a	n/a

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2017, JPMDS retained the following (amounts in thousands):

	Front-End Sales Charge	CDSC
Equity Focus Fund	$1	$—
Equity Income Fund	203	1
Growth and Income Fund	9	—	(a)
Hedged Equity Fund	45	—
Large Cap Growth Fund	87	—	(a)
Large Cap Value Fund	18	—	(a)
U.S. Equity Fund	52	—	(a)
U.S. Research Enhanced Equity Fund	2	—

(a)	Amount rounds to less than 500.

D. Service Fees — The Trusts, on behalf of the Funds, have entered into Shareholder Servicing Agreements with JPMDS under which JPMDS provides certain support services to the shareholders. For performing these services, JPMDS receives a fee, except for Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class L	Class R2	Class R3	Class R4	Class R5
Equity Focus Fund	0.25%	0.25%	0.25%	n/a	n/a	n/a	n/a	n/a
Equity Income Fund	0.25	0.25	0.25	n/a	0.25%	0.25%	0.25%	0.10%
Growth and Income Fund	0.25	0.25	0.25	n/a	0.25	0.25	0.25	0.10
Hedged Equity Fund	0.25	0.25	0.25	n/a	n/a	n/a	n/a	0.10
Large Cap Growth Fund	0.25	0.25	0.25	n/a	0.25	0.25	0.25	0.10
Large Cap Value Fund	0.25	0.25	0.25	n/a	0.25	n/a	n/a	0.10
U.S. Equity Fund	0.25	0.25	0.25	0.10%	0.25	0.25	0.25	0.10
U.S. Research Enhanced Equity Fund	0.25	n/a	0.25	0.10	n/a	n/a	n/a	n/a

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations. Payments to the custodian may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

88	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2017

F. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class L	Class R2	Class R3	Class R4	Class R5	Class R6
Equity Focus Fund*	1.10%	1.60%	0.85%	n/a	n/a	n/a	n/a	n/a	n/a
Equity Income Fund	1.04	1.54	0.79	n/a	1.29%	1.04%	0.79%	0.59%	0.54%
Growth and Income Fund**	0.94	1.44	0.69	n/a	1.19	0.94	0.69	0.54	0.44
Hedged Equity Fund	0.85	1.35	0.60	n/a	n/a	n/a	n/a	0.40	0.35
Large Cap Growth Fund***	0.94	1.44	0.69	n/a	1.19	0.94	0.69	0.54	0.44
Large Cap Value Fund****	0.93	1.44	0.69	n/a	1.19	n/a	n/a	0.54	0.44
U.S. Equity Fund*****	0.94	1.44	0.69	0.61%	1.19	0.94	0.69	0.54	0.44
U.S. Research Enhanced Equity Fund	0.60	n/a	0.35	0.45	n/a	n/a	n/a	n/a	0.25

*	Prior to November 1, 2017, the contractual expense limitation for Equity Focus Fund was 1.15%, 1.65% and 0.90% for Class A, Class C and Class I Shares respectively. The contractual expense limitation percentages in the table above are in place until at least October 31, 2019.
**	Prior to November 1, 2017, the contractual expense limitation for Growth and Income Fund was 1.04%, 1.54%, 0.79%, 1.29%, 1.04%, 0.79%, 0.59% and 0.54% for Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares respectively. The contractual expense limitation percentages in the table above are in place until at least October 31, 2019.
***	Prior to November 1, 2017, the contractual expense limitation for Large Cap Growth Fund was 1.05%, 1.55%, 0.90%, 1.40%, 1.15%, 0.90%, 0.70% and 0.65% for Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares respectively. The contractual expense limitation percentages in the table above are in place until at least October 31, 2019.
****	Prior to November 1, 2017, the contractual expense limitation for Large Cap Value Fund was 1.45%, 0.80%, 1.30%, 0.60% and 0.55% for Class C, Class I, Class R2, Class R5 and Class R6 Shares respectively. The contractual expense limitation percentages in the table above are in place until at least October 31, 2019.
*****	Prior to November 1, 2017, the contractual expense limitation for U.S. Equity Fund was 0.76%, 1.26%, 1.01%, 0.76%, 0.56% and 0.51% for Class I, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares respectively. The contractual expense limitation percentages in the table above are in place until at least October 31, 2019.

Except as noted above, the expense limitation agreements were in effect for the six months ended December 31, 2017 and the contractual expense limitation percentages in the table above are in place until at least October 31, 2018.

For the six months ended December 31, 2017, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fees	Total	Contractual Reimbursements
Equity Focus Fund	$85	$56	$1	$142	$—
Equity Income Fund	15	—	47	62	—
Growth and Income Fund	56	38	105	199	—	(a)
Hedged Equity Fund	70	47	7	124	2
Large Cap Growth Fund	2,121	1,345	740	4,206	3
Large Cap Value Fund	98	64	117	279	—
U.S. Equity Fund	855	561	524	1,940	12
U.S. Research Enhanced Equity Fund	2,122	1,415	552	4,089	26

(a)	Amount rounds to less than 500.

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Funds’ investment in such affiliated money market fund.

DECEMBER 31, 2017	J.P. MORGAN LARGE CAP FUNDS	89

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 (Unaudited) (continued)

The amounts of waivers resulting from investments in these money market funds for the six months ended December 31, 2017 were as follows (amounts in thousands):

Equity Focus Fund	$8
Equity Income Fund	343
Growth and Income Fund	12
Hedged Equity Fund	30
Large Cap Growth Fund	194
Large Cap Value Fund	27
U.S. Equity Fund	161
U.S. Research Enhanced Equity Fund	60

G. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

The Funds may use related party broker-dealers. For the six months ended December 31, 2017, the Funds incurred brokerage commissions with broker dealers affiliated with the Adviser as follows (amounts in thousands):

Equity Income Fund	$2
Growth and Income Fund	—	(a)
U.S. Equity Fund	—	(a)
U.S. Research Enhanced Equity Fund	2

(a)	Amount rounds to less than 500.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended December 31, 2017, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Equity Focus Fund	$36,139	$27,479
Equity Income Fund	1,355,029	1,351,791
Growth and Income Fund	85,703	102,133
Hedged Equity Fund	878,496	214,061
Large Cap Growth Fund	885,559	2,046,487
Large Cap Value Fund	851,422	604,101
U.S. Equity Fund	6,812,828	6,906,768
U.S. Research Enhanced Equity Fund	1,443,304	1,784,540

During the six months ended December 31, 2017, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at December 31, 2017 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Equity Focus Fund	$171,205	$51,731	$2,114	$49,617
Equity Income Fund	11,748,313	4,951,333	54,136	4,897,197

90	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2017

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Growth and Income Fund	$373,004	$220,251	$3,905	$216,346
Hedged Equity Fund	1,428,280	208,133	15,255	192,878
Large Cap Growth Fund	6,617,299	6,341,679	30,494	6,311,185
Large Cap Value Fund	1,237,198	238,943	14,555	224,388
U.S. Equity Fund	11,124,521	4,689,527	96,836	4,592,691
U.S. Research Enhanced Equity Fund	5,523,069	2,322,023	94,517	2,227,506

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after June 30, 2011 are carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of June 30, 2017, the following Funds had post-enactment net capital loss carryforwards (amounts in thousands):

	Post-enactment Net Capital Loss
	Short-Term	Long-Term
Hedged Equity Fund	$4,412	$7,791
Disciplined Equity Fund	218,314	—

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPM II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 5, 2018.

	Average Borrowings	Average Interest Rate Paid	Number of Days Outstanding	Interest Paid
Large Cap Growth Fund	$2,094	1.83%	1	$—	(a)

(a)	Amount rounds to less than 500.

Interest expense paid as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates on the Statements of Operations.

In addition, effective August 16, 2016, the Trust along with certain other trusts (“Borrowers”) entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 15, 2017, this agreement has been amended and restated for a term of 364 days, unless extended. The Funds did not utilize the Credit Facility during the six months ended December 31, 2017.

DECEMBER 31, 2017	J.P. MORGAN LARGE CAP FUNDS	91

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 (Unaudited) (continued)

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

As of December 31, 2017, J.P. Morgan Access Funds, Investor Funds and JPMorgan SmartRetirement Funds, which are affiliated funds of funds, owned in the aggregate shares representing more than 10% of the net assets of the following Funds:

	J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds
Large Cap Value Fund	42.5%	n/a
U.S. Equity Fund	n/a	23.9%
U.S. Research Enhanced Equity Fund	n/a	63.3

As of December 31, 2017, the Funds had omnibus accounts which owned more than 10% of the respective Fund’s outstanding shares as follows:

	Number of Affiliated Omnibus Accounts	% of the Fund	Number of Non-Affiliated Omnibus Accounts	% of the Fund
Equity Focus Fund	1	95.8%	—	—
Equity Income Fund	1	15.0	—	—
Growth and Income Fund	1	22.8	—	—
Hedged Equity Fund	—	—	4	59.8%
U.S. Equity Fund	1	15.4	—	—

Significant shareholder transactions by these shareholders may impact the Funds’ performance.

8. Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and forms, and amendments to certain current rules and forms, to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The amendments to Regulation S-X were applied to the Funds’ financial statements as of December 31, 2017. The adoption had no effect on the Funds’ net assets or results of operations.

9. Business Combinations

On June 21, 2017, the Boards of the JPM I and JPM II approved the Plan of Reorganization of the Dynamic Growth Fund (the “Target Fund”), a fund of JPM I, into the Large Cap Growth Fund (the “Acquiring Fund”), a fund of JPM II. The purpose of the transaction was to combine two portfolios with comparable investment objectives and strategies. The reorganization was effective after the close of business on October 27, 2017. The Acquiring Fund acquired all of the assets and liabilities of the Target Fund as shown in the table below. The transaction was structured to qualify as a tax-free reorganization under the Code. Pursuant to the Agreement and Plan of Reorganization, Class A, Class C, Class I and Class R5 shareholders of the Target Fund received a number of shares of the corresponding class in the Acquiring Fund, with a value equal to their holdings in the Target Fund as of the close of business on the date of the reorganization. The investment portfolio of the Target Fund, with a fair value of approximately $341,560,000 and identified cost of approximately $192,181,000 as of the date of the reorganization, was the principal asset acquired by the Acquiring Fund. For financial statement purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value; however, the cost basis of the investments received from the Target Fund was carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. As of October 27, 2017, the Target Fund did not have capital loss carryforwards.

The following is a summary of Shares Outstanding, Net Assets, Net Asset Value Per Share and Net Unrealized Appreciation (Depreciation) immediately before and after the reorganization (amounts in thousands, except per share amounts):

	Shares Outstanding	Net Assets	Net Asset Value Per Share	Net Unrealized Appreciation (Depreciation)
Target Fund
Dynamic Growth Fund				$149,379
Class A	2,009	$63,247	$31.49
Class C	455	13,553	29.77
Class I	2,050	66,379	32.38
Class R5	6,103	201,731	33.05

92	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2017

	Shares Outstanding	Net Assets	Net Asset Value Per Share	Net Unrealized Appreciation (Depreciation)
Acquiring Fund
Large Cap Growth Fund				$5,901,927
Class A	69,657	$2,537,876	$36.43
Class C	16,450	484,595	29.46
Class I	99,881	3,668,798	36.73
Class R2	4,222	149,495	35.41
Class R3	49	1,798	36.61
Class R4	294	10,813	36.73
Class R5	22,117	826,666	37.38
Class R6	123,754	4,653,365	37.60

Post Reorganization
Large Cap Growth Fund				$6,051,306
Class A	71,393	$2,601,123	$36.43
Class C	16,910	498,148	29.46
Class I	101,688	3,735,177	36.73
Class R2	4,222	149,495	35.41
Class R3	49	1,798	36.61
Class R4	294	10,813	36.73
Class R5	27,514	1,028,397	37.38
Class R6	123,754	4,653,365	37.60

Expenses related to reorganization were incurred by the Acquiring Fund. The Adviser, the Administrator and the Distributor waived their fees and/or reimbursed the Fund in an amount sufficient to offset costs incurred by the Fund relating to the reorganization, excluding brokerage fees and brokerage expenses related to the disposition and acquisition of Fund assets associated with the reorganization.

Assuming the reorganization had been completed on July 1, 2017, the beginning of the annual reporting period, the pro forma results of operations for the six months ended December 31, 2017, are as follows:

Net investment income (loss)	$(4,033)
Net realized/unrealized gains (losses)	1,653,224

Change in net assets resulting from operations	$1,649,191

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Fund that have been included on the Statements of Operations since October 27, 2017.

DECEMBER 31, 2017	J.P. MORGAN LARGE CAP FUNDS	93

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2017 and continued to hold your shares at the end of the reporting period, December 31, 2017.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During the Period	Annualized Expense Ratio
Equity Focus Fund
Class A
Actual*	$1,000.00	$1,118.40	$5.98	1.12%
Hypothetical*	1,000.00	1,019.56	5.70	1.12
Class C
Actual*	1,000.00	1,115.10	8.64	1.62
Hypothetical*	1,000.00	1,017.04	8.24	1.62
Class I
Actual*	1,000.00	1,119.70	4.65	0.87
Hypothetical*	1,000.00	1,020.82	4.43	0.87

Equity Income Fund
Class A
Actual*	1,000.00	1,111.20	5.32	1.00
Hypothetical*	1,000.00	1,020.16	5.09	1.00
Class C
Actual*	1,000.00	1,108.00	7.97	1.50
Hypothetical*	1,000.00	1,017.64	7.63	1.50
Class I
Actual*	1,000.00	1,112.70	3.94	0.74
Hypothetical*	1,000.00	1,021.42	3.82	0.74
Class R2
Actual*	1,000.00	1,109.40	6.70	1.26
Hypothetical*	1,000.00	1,018.85	6.41	1.26
Class R3
Actual*	1,000.00	1,110.80	5.27	0.99
Hypothetical*	1,000.00	1,020.21	5.04	0.99

94	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2017

	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During the Period	Annualized Expense Ratio
Equity Income Fund (continued)
Class R4
Actual*	$1,000.00	$1,112.30	$3.99	0.75%
Hypothetical*	1,000.00	1,021.42	3.82	0.75
Class R5
Actual*	1,000.00	1,113.60	3.14	0.59
Hypothetical*	1,000.00	1,022.23	3.01	0.59
Class R6
Actual*	1,000.00	1,114.20	2.61	0.49
Hypothetical*	1,000.00	1,022.74	2.50	0.49

Growth and Income Fund
Class A
Actual*	1,000.00	1,124.70	5.36	1.00
Hypothetical*	1,000.00	1,020.16	5.09	1.00
Class C
Actual*	1,000.00	1,121.60	8.02	1.50
Hypothetical*	1,000.00	1,017.64	7.63	1.50
Class I
Actual*	1,000.00	1,125.90	4.02	0.75
Hypothetical*	1,000.00	1,021.42	3.82	0.75
Class R2
Actual*	1,000.00	1,123.30	6.69	1.25
Hypothetical*	1,000.00	1,018.90	6.36	1.25
Class R3
Actual**	1,000.00	1,107.50	4.15	0.94
Hypothetical*	1,000.00	1,020.47	4.79	0.94
Class R4
Actual**	1,000.00	1,108.30	3.31	0.75
Hypothetical*	1,000.00	1,021.42	3.82	0.75
Class R5
Actual*	1,000.00	1,126.90	3.06	0.57
Hypothetical*	1,000.00	1,022.33	2.91	0.57
Class R6
Actual*	1,000.00	1,127.30	2.63	0.49
Hypothetical*	1,000.00	1,022.74	2.50	0.49

Hedged Equity Fund
Class A
Actual*	1,000.00	1,060.60	4.36	0.84
Hypothetical*	1,000.00	1,020.97	4.28	0.84
Class C
Actual*	1,000.00	1,058.20	6.95	1.34
Hypothetical*	1,000.00	1,018.45	6.82	1.34
Class I
Actual*	1,000.00	1,062.40	3.07	0.59
Hypothetical*	1,000.00	1,022.23	3.01	0.59
Class R5
Actual*	1,000.00	1,063.20	2.03	0.39
Hypothetical*	1,000.00	1,023.24	1.99	0.39
Class R6
Actual*	1,000.00	1,063.40	1.77	0.34
Hypothetical*	1,000.00	1,023.49	1.73	0.34

DECEMBER 31, 2017	J.P. MORGAN LARGE CAP FUNDS	95

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During the Period	Annualized Expense Ratio
Large Cap Growth Fund
Class A
Actual*	$1,000.00	$1,138.30	$5.44	1.01%
Hypothetical*	1,000.00	1,020.11	5.14	1.01
Class C
Actual*	1,000.00	1,135.50	8.13	1.51
Hypothetical*	1,000.00	1,017.59	7.68	1.51
Class I
Actual*	1,000.00	1,139.60	4.31	0.80
Hypothetical*	1,000.00	1,021.17	4.08	0.80
Class R2
Actual*	1,000.00	1,136.70	7.00	1.30
Hypothetical*	1,000.00	1,018.65	6.61	1.30
Class R3
Actual*	1,000.00	1,138.20	5.44	1.01
Hypothetical*	1,000.00	1,020.11	5.14	1.01
Class R4
Actual*	1,000.00	1,139.60	4.21	0.78
Hypothetical*	1,000.00	1,021.27	3.97	0.78
Class R5
Actual*	1,000.00	1,140.40	3.45	0.64
Hypothetical*	1,000.00	1,021.98	3.26	0.64
Class R6
Actual*	1,000.00	1,141.00	2.91	0.54
Hypothetical*	1,000.00	1,022.48	2.75	0.54

Large Cap Value Fund
Class A
Actual*	1,000.00	1,107.60	4.94	0.93
Hypothetical*	1,000.00	1,020.52	4.74	0.93
Class C
Actual*	1,000.00	1,105.10	7.64	1.44
Hypothetical*	1,000.00	1,017.95	7.32	1.44
Class I
Actual*	1,000.00	1,109.10	3.88	0.73
Hypothetical*	1,000.00	1,021.53	3.72	0.73
Class R2
Actual*	1,000.00	1,105.60	6.63	1.25
Hypothetical*	1,000.00	1,018.90	6.36	1.25
Class R5
Actual*	1,000.00	1,109.60	3.03	0.57
Hypothetical*	1,000.00	1,022.33	2.91	0.57
Class R6
Actual*	1,000.00	1,110.00	2.55	0.48
Hypothetical*	1,000.00	1,022.79	2.45	0.48

U.S. Equity Fund
Class A
Actual*	1,000.00	1,112.60	5.01	0.94
Hypothetical*	1,000.00	1,020.47	4.79	0.94
Class C
Actual*	1,000.00	1,110.50	7.66	1.44
Hypothetical*	1,000.00	1,017.95	7.32	1.44
Class I
Actual*	1,000.00	1,114.20	3.89	0.73
Hypothetical*	1,000.00	1,021.53	3.72	0.73

96	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2017

	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During the Period	Annualized Expense Ratio
U.S. Equity Fund (continued)
Class L
Actual*	$1,000.00	$1,114.70	$3.09	0.58%
Hypothetical*	1,000.00	1,022.28	2.96	0.58
Class R2
Actual*	1,000.00	1,111.40	6.55	1.23
Hypothetical*	1,000.00	1,019.00	6.26	1.23
Class R3
Actual*	1,000.00	1,112.30	5.16	0.97
Hypothetical*	1,000.00	1,020.32	4.94	0.97
Class R4
Actual*	1,000.00	1,114.50	3.84	0.72
Hypothetical*	1,000.00	1,021.58	3.67	0.72
Class R5
Actual*	1,000.00	1,114.90	2.93	0.55
Hypothetical*	1,000.00	1,022.43	2.80	0.55
Class R6
Actual*	1,000.00	1,115.90	2.51	0.47
Hypothetical*	1,000.00	1,022.84	2.40	0.47

U.S. Research Enhanced Equity Fund
Class A
Actual*	1,000.00	1,112.30	3.19	0.60
Hypothetical*	1,000.00	1,022.18	3.06	0.60
Class I
Actual*	1,000.00	1,113.50	1.86	0.35
Hypothetical*	1,000.00	1,023.44	1.79	0.35
Class L
Actual*	1,000.00	1,113.30	1.86	0.35
Hypothetical*	1,000.00	1,023.44	1.79	0.35
Class R6
Actual*	1,000.00	1,113.80	1.33	0.25
Hypothetical*	1,000.00	1,023.95	1.28	0.25

*	Expenses are equal to each Class’s respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
**	Expenses are equal to each Class’s respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 153/365 (to reflect the actual period). Commencement of operations was July 31, 2017.

DECEMBER 31, 2017	J.P. MORGAN LARGE CAP FUNDS	97

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2017, at which the Trustees considered the continuation of the investment advisory agreements for each of the Funds whose semi-annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 16, 2017.

As part of their review of the Advisory Agreements, the Trustees considered and reviewed performance and other information about the Funds received from the Adviser. This information includes the Funds’ performance as compared to the performance of their peers and benchmarks and analyses by the Adviser of the Funds’ performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense information compiled by Broadridge, using data from Lipper Inc., independent providers of investment company data (together, “Broadridge/Lipper”). The Trustees’ independent consultant also provided additional analyses of the performance of the Funds in connection with the Trustees’ review of the Advisory Agreements. Before voting on the proposed Advisory Agreements, the Trustees reviewed the proposed Advisory Agreements with representatives of the Adviser, counsel to the Trusts and independent legal counsel and received a memorandum from independent legal counsel discussing the legal standards for their consideration of the proposed Advisory Agreements. The Trustees also discussed the proposed Advisory Agreements in executive sessions with independent legal counsel at which no representatives of the

Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement.

The Trustees considered information provided with respect to the Funds over the course of the year. Each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Adviser from each Fund under the applicable Advisory Agreement was fair and reasonable and that the continuance of each Advisory Agreement was in the best interests of each Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered quality of the administrative services provided by J.P. Morgan Investment Management Inc. in its role as administrator (“JPMIM”).

The Trustees also considered their knowledge of the nature and quality of the services provided by the Adviser and its affiliates to the Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

98	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2017

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to each Fund. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based upon their review, the Trustees concluded that the profitability to the Adviser under each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

The Trustees also considered that JPMDS, an affiliate of the Adviser, and JPMIM earn fees from the Funds for providing shareholder and administrative services, respectively. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services.

Economies of Scale

The Trustees considered the extent to which the Funds may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Funds and those realized by the Adviser as assets increase. The Trustees considered whether it would be appropriate to add advisory fee breakpoints, but noted that each Fund has implemented fee waivers and contractual expense limitations (“Fee Caps”) which allow each Fund’s shareholders to share potential economies of scale from a Fund’s inception and that the fees remain competitive with peer funds. The Trustees also considered that the Adviser has shared economies of scale by adding or enhancing services to the Funds over time, noting the Adviser’s substantial investments in its business in support of the Funds, including investments in trading systems and technology (including cybersecurity improvements), retention of key talent, additions to analyst and portfolio management teams, and regulatory support enhancements. The Trustees concluded that the current fee structure was reasonable in light of the Fee Caps that the Adviser has in place that serve to limit the overall net expense ratios of each Fund at competitive levels. The Trustees concluded that the Funds’ shareholders received the benefits of potential economies of scale through the Fee Caps and the Adviser’s reinvestment in its operations to serve the Funds and their shareholders.

Independent Written Evaluation of the Funds’ Senior/Chief Compliance Officer

The Trustees noted that, upon their direction, the Senior Officer for the Equity Income Fund, Large Cap Growth Fund, Large Cap Value Fund and U.S. Equity Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. In determining whether to continue the Advisory Agreements, the Trustees considered the Senior Officer’s report.

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Equity Focus Fund, Growth and Income Fund, Hedged Equity Fund and U.S. Research Enhanced Equity Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts and/or funds sub-advised by the Adviser, for investment management styles substantially similar to that of each Fund. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences in the regulatory, legal and other risks and responsibilities of providing services

DECEMBER 31, 2017	J.P. MORGAN LARGE CAP FUNDS	99

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to each Fund. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance information for the Funds in a report prepared by Broadridge/Lipper. The Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe made up of funds with the same Broadridge/Lipper investment classification and objective (the “Universe”), as well as a subset of funds within the Universe (the “Peer Group”), by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Broadridge/Lipper’s methodology for selecting mutual funds in each Fund’s Peer Group and Universe. The Broadridge/Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared by the Trustees’ independent consultant. The Broadridge/Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Equity Focus Fund’s performance for Class A shares was in the first, third and first quintiles based upon the Peer Group, and in the first, second and first quintiles based upon the Universe, for the one- three- and five-year periods ended December 31, 2016, respectively. The Trustees noted that the performance for Class I shares was in the first quintile based upon the Peer Group, and in the first, second and first quintiles based upon the Universe, for the one- three- and five-year periods ended December 31, 2016, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the Equity Income Fund’s performance for Class A shares was in the third, second and second quintiles based upon the Peer Group, and in the third, second and first quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2016, respectively. The Trustees noted that the performance for Class I shares was in the fourth, first and first quintiles based upon the Peer Group, and in the second, first and first quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2016, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the Growth and Income Fund’s performance for Class A and Class I shares was in the first quintile based upon both the Peer Group and Universe, for each of the one-, three-, and five-year periods ended December 31, 2016. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the Hedged Equity Fund’s performance for Class A and Class I shares was in the first quintile based upon both the Peer Group and Universe, for each of the one- and three-year periods ended December 31, 2016. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the Large Cap Growth Fund’s performance for Class A shares was in the third, second and fourth quintiles based upon the Peer Group, and in the fifth, fourth and fifth quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2016, respectively. The Trustees noted that the performance for Class I shares was in the fourth, fourth and fifth quintiles based upon the Peer Group, and in the fifth, fourth and fourth quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2016, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

100	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2017

The Trustees noted that the Large Cap Value Fund’s performance for Class A and Class I shares was in the first quintile based upon both the Peer Group and Universe, for each of the one-, three- and five-year periods ended December 31, 2016. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the U.S. Equity Fund’s performance for Class A shares was in the second, first, and first quintiles based upon the Peer Group, and in the third, second, and first quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2016, respectively. The Trustees noted that the performance for Class I shares was in the third, first and second quintiles based upon the Peer Group, and in the third, second, and first quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2016, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the U.S. Research Enhanced Equity Fund’s performance for Class A shares was in the third, third and second quintiles based upon the Peer Group, and in the fourth, third and second quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2016, respectively. The Trustees noted that the performance for Class I shares was in the fourth, third and second quintiles based upon the Peer Group, and in the third, third and second quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2016, respectively. The Trustees also noted that the Fund changed its name and investment strategy effective November 1, 2017. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Adviser and compared that rate to the information prepared by Broadridge/Lipper concerning management fee rates paid by other funds in the same Broadridge/Lipper category as each Fund. The Trustees recognized that Broadridge/Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Equity Focus Fund’s net advisory fee for Class A shares was in the first quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class A shares were in the first and third quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class I shares was in the first and second quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class I shares were in the first and third quintiles based upon the Peer Group and Universe, respectively. The Trustees also noted that the Fund’s Fee Caps were lowered effective November 1, 2017. After considering all of the factors identified above, the Trustees concluded that the advisory fees were satisfactory in light of the services provided to the Fund.

The Trustees noted that the Equity Income Fund’s net advisory fee for Class A shares was in the second and first quintiles based upon both the Peer Group and Universe, respectively, and that the actual total expenses for Class A shares were in the fourth and second quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class I shares was in the first and second quintiles based upon the Peer Group and Universe, respectively, and that total actual expenses for Class I shares were in the first and third quintiles based upon the Peer Group and Universe, respectively. After considering all of the factors identified above, the Trustees concluded that the advisory fees were satisfactory in light of the services provided to the Fund.

The Trustees noted that the Growth and Income Fund’s net advisory fee and actual total expenses for Class A shares were in the second quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee for Class I shares was in the first and second quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class I shares were in the second and third quintiles based upon the Peer Group and Universe, respectively. The Trustees also noted that the Fund’s Fee Caps were lowered effective November 1, 2017. After considering all of the factors identified above, the Trustees concluded that the advisory fees were satisfactory in light of the services provided to the Fund.

The Trustees noted that the Hedged Equity Fund’s net advisory fee and actual total expenses for Class A and Class I shares

DECEMBER 31, 2017	J.P. MORGAN LARGE CAP FUNDS	101

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

were in the first quintile based upon both the Peer Groups and Universe. After considering all of the factors identified above, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the Large Cap Growth Fund’s net advisory fee for Class A shares was in the first quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class A shares were in the third and first quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee and actual total expenses for Class I shares were in the second and third quintiles, respectively, based upon both the Peer Group and Universe. The Trustees also noted that the Fund’s Fee Caps were lowered effective November 1, 2017. After considering all of the factors identified above, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the Large Cap Value Fund’s net advisory fee and actual total expenses for Class A shares were in the first quintile based upon both the Peer Group and Universe. The Trustees noted that both the net advisory fee and actual total expenses were in the first and second quintiles based upon the Peer Group and Universe, respectively. The Trustees also noted that the Fund’s Fee Caps for certain share classes were lowered effective November 1, 2017. After considering all of the factors identified above, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the U.S. Equity Fund’s net advisory fee for Class A shares was in the first and second quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class A shares were in the second quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee for Class I shares was in the first and third quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class I shares were in the second and third quintiles based upon the Peer Group and Universe, respectively. The Trustees also noted that the Fund’s Fee Caps for certain share classes were lowered effective November 1, 2017. After considering all of the factors identified above, the Trustees concluded that the advisory fees were satisfactory in light of the services provided to the Fund.

The Trustees noted that the U.S. Research Enhanced Equity Fund’s net advisory fee and actual total expenses for Class A and Class I shares were in the first quintile based upon both the Peer Group and Universe. The Trustees also noted that the Fund’s Fee Caps for certain share classes were reduced effective November 1, 2016. After considering all of the factors identified above, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

102	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2017

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management businesses of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2017. All rights reserved. December 2017.	SAN-LCE-1217

Semi-Annual Report

J.P. Morgan Mid Cap/Multi-Cap Funds

December 31, 2017 (Unaudited)

JPMorgan Growth Advantage Fund

JPMorgan Mid Cap Equity Fund

JPMorgan Mid Cap Growth Fund

JPMorgan Mid Cap Value Fund

JPMorgan Multi-Cap Market Neutral Fund

JPMorgan Value Advantage Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

February 1, 2018 (Unaudited)

Dear Shareholder,

The U.S. economy continued to grow in the second half of 2017, supported by a synchronized global economy and central bank policies that also helped lift equity prices in the U.S. and elsewhere.

“Historically high consumer confidence, increased business investment and growth in corporate earnings all indicate that the U.S. economy should continue to expand.” — George C.W. Gatch

The U.S. economy entered its third longest expansion on record in 2017, and gross domestic product (GDP) rose by 3.2% in the third quarter and an estimated 2.6% in the fourth quarter. During the second half of 2017, unemployment fell to 4.1% in December from 4.3% in June, and U.S. consumer confidence reached a 17-year high in November. Corporate profits rose during the second half of the year amid stable energy prices and a decline in the value of the U.S. dollar.

Notably, the second half of 2017 included three large hurricanes, wildfires and other assorted natural disasters that combined to cause an estimated $306 billion in damage in the U.S. While companies in some specific sectors of the economy reported that Hurricanes Harvey, Irma and Maria affected revenue or earnings, any impact on the larger economy appeared to be limited.

The U.S. Federal Reserve raised interest rates in December 2017 and indicated it would raise rates three more times in the year ahead. However, interest rates overall remained relatively low during the reporting period and provided support for both the domestic economy and financial markets.

Most developed market and emerging market economies also continued to grow in the second half of 2017. Growth in Europe was strong enough that the European Central Bank committed to reducing its monthly asset purchases by half and the Bank of England raised its benchmark interest rate for the first time in ten years. Japan registered its longest economic expansion in a decade and China’s GDP grew by an estimated 6.8% in the second half of 2017, supported by personal consumption and growth in foreign trade.

Roughly 120 countries, comprising three-fourths of global GDP, had experienced increased economic growth by the end of 2017, according to the International Monetary Fund (IMF).

Meanwhile, global financial markets provided investors with positive returns for the six months ended December 31, 2017. Overall, equity markets outperformed bond markets, with emerging market equities largely outperforming developed market equities.

In the wake of stronger-than-expected growth in the U.S. and other leading economies, the IMF revised its forecast for 2018 U.S. GDP growth to 2.7% from 2.3%. The IMF cited growth from external demand and a reduction in U.S. corporate tax rates from the 2017 Tax Cuts and Jobs Act. Historically high consumer confidence, increased business investment and growth in corporate earnings all indicate that the U.S. economy should continue to expand. We believe investors who maintain a properly diversified portfolio and a long-term outlook will be able to benefit from the current global economic expansion.

We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

DECEMBER 31, 2017	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	1

J.P. Morgan Mid Cap/Multi-Cap Funds

MARKET OVERVIEW

SIX MONTHS ENDED DECEMBER 31, 2017 (Unaudited)

U.S. equity markets overall provided positive returns throughout the reporting period amid strong growth in corporate profits, stable energy prices and continued low interest rates. During the reporting period, the Standard & Poor’s 500 Index (the “S&P 500”) reached more than two dozen record high closings and had positive returns for each month.

In contrast, the CBOE Volatility Index, which measures S&P 500 options to gauge market expectations of near-term volatility, remained well below its historical average throughout the year and on November 3, 2017 fell to its lowest-ever level.

Overall, growth stocks outperformed value stocks and large cap stocks generally outperformed small cap and mid cap stocks during the reporting period.

2	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2017

JPMorgan Growth Advantage Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2017 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	14.25%
Russell 3000 Growth Index	13.98%

Net Assets as of 12/31/2017 (In Thousands)	$8,028,738

INVESTMENT OBJECTIVE**

The JPMorgan Growth Advantage Fund (the “Fund”) seeks to provide long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class A Shares, without a sales charge, outperformed the Russell 3000 Growth Index (the “Benchmark”) for the six months ended December 31, 2017. The Fund’s security selection in the health care sector and its underweight position in the consumer staples sector were leading contributors to performance relative to the Benchmark. The Fund’s security selection and underweight position in the producer durables sector and its security selection in the consumer discretionary sector were leading detractors from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Kite Pharma Inc. and Arista Networks Inc., and its underweight position in Celgene Corp. Shares of Kite Pharma, a drug maker, rose on news reports that the company had agreed to an acquisition offer from Gilead Sciences Inc. Shares of Arista Networks, a provider of cloud networking technology, rose after the company reported better-than-expected earnings and revenue for the third quarter of 2017. Shares of Celgene, a drug maker not held by the Fund, fell after the company halted development of its drug for Crohn’s disease and reported lower-than-expected revenue for the third quarter of 2017.

Leading individual detractors from relative performance included the Fund’s overweight positions in Acadia Healthcare Corp. and Evolent Health Inc. and its underweight position in Boeing Co. Shares of Acadia Healthcare, a provider of behavioral health care services that was not held in the Benchmark, fell after the company reported lower-than-expected earnings and revenue for the third quarter of 2017. Shares of Evolent Health, a provider of health care consulting, fell after the company reported slower earnings growth and announced plans to raise capital through an issuance of common stock. Shares of Boeing, an aircraft manufacturer, rose amid growth in new orders, an increase in the company’s stock dividend and an $18 billion stock repurchase plan.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, researching individual companies across market capitalizations in an effort to construct portfolios of stocks that have strong fundamentals. The Fund’s portfolio managers sought to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate strong future earnings growth.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Alphabet, Inc., Class C	6.3%
2.	Apple, Inc.	5.4
3.	Amazon.com, Inc.	4.7
4.	UnitedHealth Group, Inc.	3.6
5.	Facebook, Inc., Class A	3.5
6.	Waste Connections, Inc., (Canada)	2.8
7.	Charles Schwab Corp. (The)	2.2
8.	Mohawk Industries, Inc.	2.2
9.	Visa, Inc., Class A	2.0
10.	Mastercard, Inc., Class A	1.9

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	42.5%
Consumer Discretionary	14.3
Industrials	13.3
Health Care	13.2
Financials	7.6
Energy	1.6
Materials	1.4
Others (each less than 1.0%)	1.6
Short-Term Investment	4.5

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2017. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2017	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	3

JPMorgan Growth Advantage Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2017 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2017

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	October 29, 1999
With Sales Charge**		8.28%	28.09%	17.31%	9.29%
Without Sales Charge		14.25	35.19	18.58	9.88
CLASS C SHARES	May 1, 2006
With CDSC***		13.00	33.52	18.00	9.32
Without CDSC		14.00	34.52	18.00	9.32
CLASS I SHARES	May 1, 2006	14.45	35.51	18.82	10.11
CLASS R2 SHARES	July 31, 2017	14.11	34.85	18.29	9.63
CLASS R3 SHARES	May 31, 2017	14.31	35.25	18.60	9.91
CLASS R4 SHARES	May 31, 2017	14.39	35.44	18.87	10.17
CLASS R5 SHARES	January 8, 2009	14.49	35.69	19.03	10.30
CLASS R6 SHARES	December 23, 2013	14.54	35.83	19.13	10.34

*	Not annualized
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/07 TO 12/31/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 and Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R2 and Class R3 Shares would have been lower than those shown because Class R2 and Class R3 Shares have higher expenses than Class A Shares.

Returns for Class R4 and Class R5 Shares prior to their inception dates are based on the performance of Class I Shares. The actual returns of Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses to Class I Shares. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Class I Shares.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares from January 8, 2009 to December 22, 2013 and Class I Shares prior to January 8, 2009. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares and Class I Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Growth Advantage Fund, the Russell 3000 Growth Index and the Lipper Multi-Cap Growth Funds Index from December 31, 2007 to

December 31, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 3000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Multi-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 3000 Growth Index is an unmanaged index which measures the performance of those Russell 3000 companies (largest 3000 U.S. companies) with higher price-to-book ratios and higher forecasted growth values. The Lipper Multi-Cap Growth Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2017

JPMorgan Mid Cap Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2017 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	9.49%
Russell Midcap Index	9.75%

Net Assets as of 12/31/2017 (In Thousands)	$3,025,575

INVESTMENT OBJECTIVE**

The JPMorgan Mid Cap Equity Fund (the “Fund”) seeks to provide long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the Russell Midcap Index (the “Benchmark”) for the six months ended December 31, 2017. The Fund’s security selection in the materials & processing and consumer staples sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection and overweight position in the technology sector and its security selection in the consumer discretionary sector were leading contributors to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in Acadia Healthcare Inc., Intercept Pharmaceuticals Inc. and Newell Brands Inc. Shares of Acadia Healthcare, a provider of behavioral health care services that was not held in the Benchmark, fell after the company reported lower-than-expected earnings and revenue for the third quarter of 2017. Shares of Intercept Pharmaceuticals, a drug maker focused on liver diseases, fell amid investor concerns about the safety of the company’s Ocaliva drug. Shares of Newell Brands, a consumer products maker, fell after the company reported lower-than-expected earnings and sales and reduced its earnings forecast for the full year 2017.

Leading individual contributors to relative performance included the Fund’s overweight positions in Kite Pharma, Hilton Worldwide Holdings Inc. and Arista Networks Inc. Shares of Kite Pharma, a drug maker, rose on news reports that the company had agreed to an acquisition offer from Gilead Sciences Inc. Shares of Hilton Worldwide Holdings, a hotels and property company, rose after the company reported better-than-expected earnings and revenue for the third quarter of 2017 and raised its full year 2017 earnings forecast. Shares of Arista Networks, a provider of cloud networking technology, rose after the company reported better-than-expected earnings and revenue for the third quarter of 2017.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up approach to stock selection, constructing a portfolio based on company fundamentals, quantitative screening and proprietary fundamental analysis. The Fund’s portfolio managers sought to identify dominant franchises with predictable business models they deemed capable of achieving, in their view, sustained growth, as well as undervalued companies with the potential to grow their intrinsic value per share.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Mohawk Industries, Inc.	2.2%
2.	Waste Connections, Inc., (Canada)	1.4
3.	Hilton Worldwide Holdings, Inc.	1.4
4.	Amphenol Corp., Class A	1.3
5.	Ameriprise Financial, Inc.	1.1
6.	Fortune Brands Home & Security, Inc.	1.1
7.	Progressive Corp. (The)	1.0
8.	Energen Corp.	1.0
9.	Concho Resources, Inc.	1.0
10.	S&P Global, Inc.	0.9

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	19.4%
Financials	16.9
Consumer Discretionary	16.8
Industrials	13.3
Health Care	9.0
Real Estate	5.7
Energy	4.2
Utilities	4.1
Consumer Staples	3.7
Materials	3.6
Short-Term Investment	3.3

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2017. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2017	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	5

JPMorgan Mid Cap Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2017 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2017

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	November 2, 2009
With Sales Charge**		3.58%	14.61%	13.40%	8.21%
Without Sales Charge		9.32	20.96	14.63	8.79
CLASS C SHARES	November 2, 2009
With CDSC***		8.03	19.34	14.06	8.35
Without CDSC		9.03	20.34	14.06	8.35
CLASS I SHARES	January 1, 1997	9.49	21.35	15.03	9.10
CLASS R2 SHARES	March 14, 2014	9.17	20.63	14.41	8.69
CLASS R5 SHARES	March 14, 2014	9.55	21.46	15.12	9.14
CLASS R6 SHARES	March 14, 2014	9.57	21.54	15.16	9.16

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/07 TO 12/31/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class A and Class C Shares prior to their inception date are based on the performance of Class I Shares. The actual returns of Class A and Class C Shares would have been lower than those shown because Class A and Class C Shares have higher expenses than Class I Shares.

Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares from November 2, 2009 to March 13, 2014 and Class I Shares prior to November 2, 2009. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A and Class I Shares.

Returns for Class R5 and Class R6 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns of Class R5 and Class R6 Shares would have been different because Class R5 and Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in the Class I Shares of JPMorgan Mid Cap Equity Fund, the Russell Midcap Index, the Lipper Multi-Cap Core Funds Index and the Lipper Multi-Cap Growth Funds Index from December 31, 2007 to December 31, 2017. The performance of the

Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell Midcap Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mid-Cap Core Funds Index and the Lipper Multi-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell Midcap Index is an unmanaged index which measures the performance of the 800 smallest companies in the Russell 1000 Index. The Lipper Mid-Cap Core Funds Index and the Lipper Multi-Cap Growth Funds Index are indices based on total returns of certain mutual funds within designated categories as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2017

JPMorgan Mid Cap Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2017 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	12.02%
Russell Midcap Growth Index	12.45%

Net Assets as of 12/31/2017 (In Thousands)	$3,501,658

INVESTMENT OBJECTIVE**

The JPMorgan Mid Cap Growth Fund (the “Fund”) seeks growth of capital.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the Russell Midcap Growth Index (the “Benchmark”) for the six months ended December 31, 2017. The Fund’s security selection in the financial services and health care sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the technology and consumer discretionary sectors was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in Acadia Healthcare Inc., Intercept Pharma Inc. and Premier Inc. Shares of Acadia Healthcare, a provider of behavioral health care services that was not held in the Benchmark, fell after the company reported lower-than-expected earnings and revenue for the third quarter of 2017. Shares of Intercept Pharmaceuticals, a drug maker focused on liver diseases, fell amid investor concerns about the safety of the company’s Ocaliva drug. Shares of Premier, a health care supply chain services company, fell after the company reported lower-than-expected earnings for its fiscal fourth quarter of 2017.

Leading individual contributors to relative performance included the Fund’s overweight positions in Kite Pharma Inc., Arista Networks Inc. and Splunk Inc. Shares of Kite Pharma, a drug maker not held in the Benchmark, rose on news reports that the company had agreed to an acquisition offer from Gilead Sciences Inc. Shares of Arista Networks, a provider of cloud networking technology, rose after the company reported better-than-expected earnings and revenue for the third quarter of 2017. Shares of Splunk, a software provider, rose after the company reported better-than-expected earnings and sales for the third quarter of 2017.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, researching individual companies in an effort to construct a portfolio of stocks that have strong fundamentals. The Fund’s portfolio managers sought to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate strong future earnings growth.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Waste Connections, Inc., (Canada)	2.8%
2.	Mohawk Industries, Inc.	2.3
3.	Concho Resources, Inc.	2.0
4.	S&P Global, Inc.	1.8
5.	Global Payments, Inc.	1.8
6.	Ross Stores, Inc.	1.7
7.	Illumina, Inc.	1.7
8.	Hilton Worldwide Holdings, Inc.	1.5
9.	Lennox International, Inc.	1.5
10.	Eagle Materials, Inc.	1.5

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	29.7%
Industrials	18.2
Consumer Discretionary	17.3
Health Care	11.8
Financials	11.2
Materials	2.8
Energy	2.3
Consumer Staples	1.1
Real Estate	1.1
Short-Term Investment	4.5

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31 2017. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2017	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	7

JPMorgan Mid Cap Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2017 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2017

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 18, 1992
With Sales Charge**		5.95%	22.31%	14.48%	7.90%
Without Sales Charge		11.82	29.07	15.72	8.48
CLASS C SHARES	November 4, 1997
With CDSC***		10.57	27.43	15.15	7.92
Without CDSC		11.57	28.43	15.15	7.92
CLASS I SHARES	March 2, 1989	12.02	29.50	16.08	8.81
CLASS R2 SHARES	June 19, 2009	11.71	28.80	15.52	8.31
CLASS R3 SHARES	September 9, 2016	11.83	29.05	15.72	8.48
CLASS R4 SHARES	September 9, 2016	11.96	29.39	16.01	8.76
CLASS R5 SHARES	November 1, 2011	12.06	29.68	16.23	8.91
CLASS R6 SHARES	November 1, 2011	12.08	29.72	16.30	8.94

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/07 TO 12/31/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for the Class R2, Class R3, Class R4, Class R5 and Class R6 Shares prior to their inception dates are based on the performance of Class I Shares. Prior performance for Class R2, Class R3 and Class R4 Shares has been adjusted to reflect the differences in expenses between classes. The actual returns of Class R5 and Class R6 Shares would have been different than those shown because Class R5 and Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Mid Cap Growth Fund, the Russell Midcap Growth Index, the Lipper Mid-Cap Growth Funds Index and the Lipper Multi-Cap Growth Funds Index from December 31, 2007 to December 31, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell Midcap Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mid-Cap Growth Funds Index and the Lipper Multi-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell Midcap Growth Index is an unmanaged index which measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Mid-Cap Growth Funds Index and the Lipper Multi-Cap Growth Funds Index are indices based on total returns of certain mutual funds within designated categories as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2017

JPMorgan Mid Cap Value Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2017 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class L Shares)*	6.92%
Russell Midcap Value Index	7.76%

Net Assets as of 12/31/2017 (In Thousands)	$19,142,055

INVESTMENT OBJECTIVE**

The JPMorgan Mid Cap Value Fund (the “Fund”) seeks growth from capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class L Shares underperformed the Russell Midcap Value Index (the “Benchmark”) for the six months ended December 31, 2017. The Fund’s security selection in the materials and consumer staples sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s underweight position and security selection in the real estate sector and its security selection in the information technology sector were leading contributors to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in Newell Brands Inc., Expedia Inc. and Ball Corp. Shares of Newell Brands, a consumer products maker, fell after the company reported lower-than-expected earnings and sales and reduced its earnings forecast for the full year 2017. Shares of Expedia, an online travel booking company not held in the Benchmark, fell after the company reported lower-than-expected earnings and revenue for the third quarter of 2017. Shares of Ball, a packaging manufacturer, fell after the company reported lower-than-expected earnings and sales for the third quarter of 2017.

Leading individual contributors to relative performance included the Fund’s overweight positions in Gap Inc., Kohl’s Corp. and PBF Energy Inc. Shares of Gap, a brand apparel retailer, rose on better-than-expected earnings for the third quarter of 2017 and amid investor expectations the company would benefit from the Tax Cut and Jobs Act of 2017. Shares of Kohl’s, a department store chain, rose amid improvements in the company’s store traffic trends and expense controls. Shares of PBF Energy, a petroleum refiner, rose amid a rise in U.S. fuel prices in the wake of Hurricanes Harvey and Irma.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection and sought to identify durable franchises possessing the ability to generate, in their view, sustainable levels of free cash flow.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Energen Corp.	2.0%
2.	Mohawk Industries, Inc.	2.0
3.	EQT Corp.	1.8
4.	Loews Corp.	1.8
5.	M&T Bank Corp.	1.7
6.	Xcel Energy, Inc.	1.6
7.	Williams Cos., Inc. (The)	1.6
8.	CMS Energy Corp.	1.5
9.	WEC Energy Group, Inc.	1.5
10.	T Rowe Price Group, Inc.	1.5

PORTFOLIO COMPOSITION BY SECTOR***
Financials	22.8%
Consumer Discretionary	15.9
Real Estate	9.9
Information Technology	8.7
Utilities	8.2
Industrials	8.1
Consumer Staples	6.1
Energy	6.1
Health Care	5.9
Materials	4.4
Short-Term Investment	3.9

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2017. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2017	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	9

JPMorgan Mid Cap Value Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2017 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2017

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	April 30, 2001
With Sales Charge**		1.08%	7.20%	12.33%	8.48%
Without Sales Charge		6.66	13.13	13.55	9.07
CLASS C SHARES	April 30, 2001
With CDSC***		5.38	11.54	12.96	8.52
Without CDSC		6.38	12.54	12.96	8.52
CLASS I SHARES	October 31, 2001	6.79	13.41	13.82	9.34
CLASS L SHARES	November 13, 1997	6.92	13.67	14.10	9.61
CLASS R2 SHARES	November 3, 2008	6.52	12.86	13.25	8.81
CLASS R3 SHARES	September 9, 2016	6.66	13.15	13.55	9.07
CLASS R4 SHARES	September 9, 2016	6.78	13.37	13.81	9.34
CLASS R5 SHARES	September 9, 2016	6.85	13.58	14.07	9.60
CLASS R6 SHARES	September 9, 2016	6.90	13.68	14.10	9.61

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/07 TO 12/31/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 and Class R3 Shares prior to their inception dates are based on the performance of Class A Shares. The actual returns of Class R2 and Class R3 Shares would have been lower than those shown because Class R2 and Class R3 Shares have higher expenses than Class A Shares.

Returns for the Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns of Class R4 Shares would have been lower because Class R4 Shares have higher expenses than Class I Shares.

Returns for the Class R5 and R6 Shares prior to their inception dates are based on the performance of Class L Shares. The actual returns of Class R5 Shares would have been lower than those shown because Class R5 Shares have higher expenses than Class L Shares. The actual returns for Class R6 Shares would have been similar to those shown because Class R6 Shares have similar expenses to Class L Shares.

The graph illustrates comparative performance for $3,000,000 invested in Class L Shares of the JPMorgan Mid Cap Value Fund, the Russell Midcap Value Index, the Lipper Mid-Cap Value Funds Index and the Lipper Multi-Cap Core Funds Index from December 31, 2007 to December 31, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the

Russell Midcap Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mid-Cap Value Funds Index and the Lipper Multi-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell Midcap Value Index is an unmanaged index which measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Mid-Cap Value Funds Index and the Lipper Multi-Cap Core Funds Index are indices based on total returns of certain mutual funds within designated categories as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class L Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2017

JPMorgan Multi-Cap Market Neutral Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2017 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	4.01%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.55%

Net Assets as of 12/31/17 (In Thousands)	$124,055

INVESTMENT OBJECTIVE**

The JPMorgan Multi-Cap Market Neutral Fund (the “Fund”) seeks long-term capital preservation and growth by using strategies designed to produce returns which have no correlation with general domestic market performance.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares outperformed the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index (the “Benchmark”) for the six months ended December 31, 2017. U.S. equity securities, which were not included in the Benchmark, generally outperformed U.S. Treasury bonds during the reporting period. The Fund’s overall security selection in the consumer discretionary and health care sectors helped the Fund’s performance relative to the Benchmark, while the Fund’s overall security selection in the real estate and financials sectors detracted from relative performance.

Leading individual contributors to Fund returns included its long positions in NRG Energy Inc. and United Rentals Inc. and its short position in Envision Healthcare Corp. Shares of NRG Energy, an electricity utility, rose after the company unveiled a plan to sell assets and cut operation costs. Shares of United Rentals, an equipment rental company, rose after reporting several consecutive quarters of better-than-expected earnings. Shares of Envision Healthcare, an owner/operator of surgical centers and hospitals, fell amid lower-than-expected earnings for the third quarter of 2017 and investor concerns about billing practices as a company subsidiary.

Leading individual detractors from Fund returns included its short positions in Interactive Brokers Group Inc., Cavium Inc. and Wex Inc. Shares of Interactive Brokers Group, an investment broker/dealer and securities trading company, rose after the company reported better-than-expected earnings and revenue for the third quarter of 2017. Shares of Cavium, a semiconductor manufacturer, rose after the company agreed to be acquired for about $6 billion by Marvell Technology Group Ltd. Shares of Wex, a provider of payment processing and information management services, rose after the company reported better-than-expected earnings for the third quarter of 2017.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up approach to stock selection, constructing a portfolio based on company fundamentals, quantitative screening and proprietary fundamental analysis. The Fund’s portfolio managers sought to identify dominant franchises with predictable business models deemed capable of achieving, in their view, sustained growth, as well as undervalued companies with the potential to grow their intrinsic value per share. Companies that ranked lowest based on these factors were selected by the Fund’s portfolio managers for possible short sales.

TOP TEN LONG POSITIONS OF THE PORTFOLIO***
1.	Best Buy Co., Inc.	1.1%
2.	Huntsman Corp.	1.1
3.	Owens Corning	1.0
4.	Boeing Co. (The)	1.0
5.	United Rentals, Inc.	1.0
6.	Caterpillar, Inc.	1.0
7.	Centene Corp.	1.0
8.	Total System Services, Inc.	1.0
9.	Synovus Financial Corp.	1.0
10.	AbbVie, Inc.	1.0

TOP TEN SHORT POSITIONS OF THE PORTFOLIO****
1.	WEX, Inc.	1.2%
2.	Compass Minerals International, Inc.	1.2
3.	Trinity Industries, Inc.	1.2
4.	Casey’s General Stores, Inc.	1.2
5.	Hexcel Corp.	1.2
6.	ViaSat, Inc.	1.2
7.	Watsco, Inc.	1.2
8.	Vulcan Materials Co.	1.1
9.	Akamai Technologies, Inc.	1.1
10.	Snap-on, Inc.	1.1

DECEMBER 31, 2017	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	11

JPMorgan Multi-Cap Market Neutral Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2017 (Unaudited) (continued)

LONG POSITION PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	22.5%
Industrials	16.2
Consumer Discretionary	15.1
Health Care	11.0
Financials	6.6
Consumer Staples	5.7
Materials	4.2
Utilities	3.8
Energy	3.0
Real Estate	1.2
Short-Term Investment	10.7

SHORT POSITION PORTFOLIO COMPOSITION BY SECTOR****
Information Technology	25.4%
Industrials	20.3
Consumer Discretionary	15.3
Health Care	12.5
Financials	6.7
Consumer Staples	6.1
Materials	4.8
Utilities	4.1
Energy	2.7
Real Estate	1.1
Others (each less than 1.0%)	1.0

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total long investments as of December 31, 2017. The Fund’s portfolio composition is subject to change.
****	Percentages indicated are based on total short investments as of December 31, 2017. The Fund’s portfolio composition is subject to change.

12	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2017

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2017

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	May 23, 2003
With Sales Charge**		(1.52)%	(2.36)%	0.57%	(0.28)%
Without Sales Charge		3.91	3.08	1.66	0.25
CLASS C SHARES	May 23, 2003
With CDSC***		2.65	1.55	1.14	(0.39)
Without CDSC		3.65	2.55	1.14	(0.39)
CLASS I SHARES	May 23, 2003	4.01	3.30	1.91	0.49

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/07 TO 12/31/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Multi-Cap Market Neutral Fund, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index and the Lipper Alternative Equity Market Neutral Funds Index from December 31, 2007 to December 31, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Alternative Equity Market Neutral Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the

Fund. The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. The Lipper Alternative Equity Market Neutral Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2017	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	13

JPMorgan Value Advantage Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2017 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class L Shares)*	9.47%
Russell 3000 Value Index	8.51%

Net Assets as of 12/31/2017 (In Thousands)	$12,266,834

INVESTMENT OBJECTIVE**

The JPMorgan Value Advantage Fund (the “Fund”) seeks to provide long-term total return from a combination of income and capital gains.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class L Shares outperformed the Russell 3000 Value Index (the “Benchmark”) for the six months ended December 31, 2017. The Fund’s security selection in the industrials sector and its overweight position in the financials sector were leading contributors to performance relative to the Benchmark, while the Fund’s security section in the materials and consumer discretionary sectors was a leading detractor from relative performance.

Leading individual contributors to performance relative to the Benchmark included the Fund’s underweight position in General Electric Co. and its overweight positions in T. Rowe Price Group Inc. and Kohl’s Corp. Shares of General Electric, an industrial conglomerate not held by the Fund, fell amid the company’s efforts to implement a restructuring plan. Shares of T. Rowe Price Group, a provider of mutual funds and financial advisory services, rose amid growth in the company’s assets under management and the overall strength of the financials sector. Shares of Kohl’s, a department store chain, rose amid improvements in the company’s store traffic trends and expense controls.

Leading individual detractors from relative performance included the Fund’s overweight positions in Dish Network Corp. and Ball Corp. and its underweight position in Intel Corp. Shares of Dish Network, a subscription TV provider, fell after the company reported lower-than-expected earnings for the third quarter of 2017. Shares of Ball, a packaging manufacturer, fell after the company reported lower-than-expected earnings and sales for the third quarter of 2017. Shares of Intel, a semiconductor maker not held by the Fund, rose amid gains in the broader semiconductor sector.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection and sought to identify durable franchises possessing the ability to generate, in the portfolio managers’

view, significant levels of free cash flow. During the reporting period, the Fund’s largest average overweight positions were in the consumer discretionary sector, where the Fund’s portfolio managers found what they believed to be compelling investment opportunities. The Fund’s largest average underweight position was in the health care sector.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Wells Fargo & Co.	3.2%
2.	Bank of America Corp.	3.1
3.	Capital One Financial Corp.	2.4
4.	Pfizer, Inc.	2.3
5.	Delta Air Lines, Inc.	1.9
6.	Exxon Mobil Corp.	1.8
7.	Loews Corp.	1.7
8.	Johnson & Johnson	1.6
9.	M&T Bank Corp.	1.6
10.	PNC Financial Services Group, Inc. (The)	1.6

PORTFOLIO COMPOSITION BY SECTOR***
Financials	31.2%
Consumer Discretionary	13.8
Health Care	8.5
Energy	7.5
Industrials	7.1
Information Technology	6.9
Consumer Staples	6.2
Real Estate	6.0
Utilities	4.6
Materials	4.0
Telecommunication Services	0.8
Short-Term Investment	3.4

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2017. The Fund’s portfolio composition is subject to change.

14	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2017

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2017

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 28, 2005
With Sales Charge**		3.48%	7.69%	12.24%	8.32%
Without Sales Charge		9.21	13.67	13.46	8.90
CLASS C SHARES	February 28, 2005
With CDSC***		7.95	12.11	12.90	8.36
Without CDSC		8.95	13.11	12.90	8.36
CLASS I SHARES	February 28, 2005	9.35	13.96	13.75	9.18
CLASS L SHARES	February 28, 2005	9.47	14.23	14.03	9.46
CLASS R2 SHARES	July 31, 2017	9.07	13.37	13.18	8.63
CLASS R3 SHARES	September 9, 2016	9.20	13.65	13.46	8.90
CLASS R4 SHARES	September 9, 2016	9.32	13.94	13.75	9.18
CLASS R5 SHARES	September 9, 2016	9.43	14.12	14.01	9.45
CLASS R6 SHARES	September 9, 2016	9.50	14.23	14.04	9.46

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/07 TO 12/31/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 and Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns of Class R2 would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares. Returns for Class R3 Shares would have been similar to those shown because Class R3 Shares have similar expenses to Class A Shares.

Returns for the Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns of Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses to Class I Shares.

Returns for the Class R5 and R6 Shares prior to their inception dates are based on the performance of Class L Shares. The actual returns of Class R5 Shares would have been lower than those shown because Class R5 Shares have higher expenses than Class L Shares. The actual returns for Class R6 Shares would have been similar to those shown because Class R6 Shares have similar expenses to Class L Shares.

The graph illustrates comparative performance for $3,000,000 invested in Class L Shares of the JPMorgan Value Advantage Fund, the Russell 3000 Value Index and the Lipper Multi-Cap Value Funds Index from December 31, 2007 to December 31, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 3000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Multi-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 3000 Value Index is an unmanaged index which measures the performance of those Russell 3000 companies (largest 3000 U.S. companies) with lower price-to-book ratios and lower forecasted growth values. The Lipper Multi-Cap Value Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class L Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2017	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	15

JPMorgan Growth Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 95.5%
	Consumer Discretionary — 14.3%
	Automobiles — 0.5%
143	Tesla, Inc. (a)	44,430

	Distributors — 1.1%
2,107	LKQ Corp. (a)	85,679

	Hotels, Restaurants & Leisure — 2.4%
1,153	Hilton Grand Vacations, Inc. (a)	48,370
1,170	Hilton Worldwide Holdings, Inc.	93,471
975	Norwegian Cruise Line Holdings Ltd. (a)	51,935

		193,776

	Household Durables — 2.2%
649	Mohawk Industries, Inc. (a)	178,976

	Internet & Direct Marketing Retail — 7.5%
321	Amazon.com, Inc. (a)	374,932
439	Netflix, Inc. (a)	84,232
52	Priceline Group, Inc. (The) (a)	90,710
620	Wayfair, Inc., Class A (a)	49,800

		599,674

	Textiles, Apparel & Luxury Goods — 0.6%
1,466	Gildan Activewear, Inc., (Canada)	47,355

	Total Consumer Discretionary	1,149,890

	Consumer Staples — 0.7%
	Beverages — 0.7%
851	Monster Beverage Corp. (a)	53,860

	Energy — 1.6%
	Oil, Gas & Consumable Fuels — 1.6%
512	Concho Resources, Inc. (a)	76,867
493	EOG Resources, Inc.	53,146

	Total Energy	130,013

	Financials — 7.6%
	Banks — 2.4%
807	Comerica, Inc.	70,056
1,345	East West Bancorp, Inc.	81,816
480	First Republic Bank	41,604

		193,476

	Capital Markets — 5.2%
132	BlackRock, Inc.	67,861
3,488	Charles Schwab Corp. (The)	179,184
646	Nasdaq, Inc.	49,594
721	S&P Global, Inc.	122,171

		418,810

	Total Financials	612,286

SHARES	SECURITY DESCRIPTION	VALUE($)

	Health Care — 13.2%
	Biotechnology — 2.7%
878	Exact Sciences Corp. (a)	46,114
513	Intercept Pharmaceuticals, Inc. (a)	29,987
199	Sage Therapeutics, Inc. (a)	32,843
546	Spark Therapeutics, Inc. (a)	28,086
519	Vertex Pharmaceuticals, Inc. (a)	77,792

		214,822

	Health Care Equipment & Supplies — 1.6%
974	DENTSPLY SIRONA, Inc.	64,092
168	Intuitive Surgical, Inc. (a)	61,383

		125,475

	Health Care Providers & Services — 5.4%
1,883	Acadia Healthcare Co., Inc. (a)	61,455
235	Humana, Inc.	58,371
809	Teladoc, Inc. (a)	28,180
1,297	UnitedHealth Group, Inc.	285,915

		433,921

	Health Care Technology — 0.8%
2,202	Evolent Health, Inc., Class A (a)	27,084
724	Veeva Systems, Inc., Class A (a)	40,012

		67,096

	Life Sciences Tools & Services — 0.9%
346	Illumina, Inc. (a)	75,488

	Pharmaceuticals — 1.8%
437	Jazz Pharmaceuticals plc (a)	58,856
1,221	Revance Therapeutics, Inc. (a)	43,658
6,300	TherapeuticsMD, Inc. (a)	38,053

		140,567

	Total Health Care	1,057,369

	Industrials — 13.3%
	Airlines — 1.5%
1,001	Delta Air Lines, Inc.	56,067
953	Southwest Airlines Co.	62,400

		118,467

	Building Products — 2.2%
1,024	Fortune Brands Home & Security, Inc.	70,110
511	Lennox International, Inc.	106,317

		176,427

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Commercial Services & Supplies — 3.6%
1,536	Copart, Inc. (a)	66,340
3,122	Waste Connections, Inc., (Canada)	221,457

		287,797

	Machinery — 4.9%
383	John Bean Technologies Corp.	42,470
300	Middleby Corp. (The) (a)	40,498
858	Oshkosh Corp.	78,002
211	Parker-Hannifin Corp.	42,052
625	Stanley Black & Decker, Inc.	106,039
599	WABCO Holdings, Inc. (a)	85,913

		394,974

	Road & Rail — 1.1%
692	Old Dominion Freight Line, Inc.	91,039

	Total Industrials	1,068,704

	Information Technology — 42.5%
	Communications Equipment — 1.3%
266	Arista Networks, Inc. (a)	62,771
297	Palo Alto Networks, Inc. (a)	43,076

		105,847

	Electronic Equipment, Instruments & Components — 1.8%
803	Amphenol Corp., Class A	70,486
2,254	Corning, Inc.	72,093

		142,579

	Internet Software & Services — 10.8%
483	Alphabet, Inc., Class C (a)	505,730
1,585	Facebook, Inc., Class A (a)	279,672
1,583	GoDaddy, Inc., Class A (a)	79,613

		865,015

	IT Services — 8.0%
1,091	Global Payments, Inc.	109,382
1,020	Mastercard, Inc., Class A	154,372
1,298	PayPal Holdings, Inc. (a)	95,581
878	Square, Inc., Class A (a)	30,447
1,223	Vantiv, Inc., Class A (a)	89,974
1,400	Visa, Inc., Class A	159,582

		639,338

	Semiconductors & Semiconductor Equipment — 5.7%
1,444	Applied Materials, Inc.	73,802
508	Broadcom Ltd.	130,377
996	Cavium, Inc. (a)	83,520
310	Lam Research Corp.	57,080

SHARES	SECURITY DESCRIPTION	VALUE($)

	Semiconductors & Semiconductor Equipment — continued
599	NVIDIA Corp.	115,906

		460,685

	Software — 9.5%
528	Adobe Systems, Inc. (a)	92,579
1,096	Electronic Arts, Inc. (a)	115,135
589	Guidewire Software, Inc. (a)	43,717
1,680	Microsoft Corp.	143,733
428	Red Hat, Inc. (a)	51,343
978	salesforce.com, Inc. (a)	99,971
589	ServiceNow, Inc. (a)	76,787
1,055	Splunk, Inc. (a)	87,388
514	Take-Two Interactive Software, Inc. (a)	56,399

		767,052

	Technology Hardware, Storage & Peripherals — 5.4%
2,560	Apple, Inc.	433,203

	Total Information Technology	3,413,719

	Materials — 1.4%
	Construction Materials — 1.4%
982	Eagle Materials, Inc.	111,204

	Real Estate — 0.9%
	Real Estate Management & Development — 0.9%
1,709	CBRE Group, Inc., Class A (a)	74,017

	Total Common Stocks (Cost $4,517,978)	7,671,062

Short-Term Investment — 4.6%
	Investment Company — 4.6%
365,445	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 1.14% (b) (l) (Cost $365,445)	365,445

	Total Investments — 100.1% (Cost $4,883,423)	8,036,507
	Liabilities in Excess of Other Assets — (0.1)%	(7,769)

	NET ASSETS — 100.0%	$8,028,738

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	17

JPMorgan Mid Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 96.4%
	Consumer Discretionary — 16.8%
	Auto Components — 0.4%
253	BorgWarner, Inc.	12,925

	Automobiles — 0.7%
19	Tesla, Inc. (a)	5,916
101	Thor Industries, Inc.	15,207

		21,123

	Distributors — 1.2%
129	Genuine Parts Co.	12,230
545	LKQ Corp. (a)	22,145

		34,375

	Diversified Consumer Services — 0.4%
121	Bright Horizons Family Solutions, Inc. (a)	11,365

	Hotels, Restaurants & Leisure — 3.2%
254	Hilton Grand Vacations, Inc. (a)	10,660
530	Hilton Worldwide Holdings, Inc.	42,300
51	Marriott International, Inc., Class A	6,941
190	Norwegian Cruise Line Holdings Ltd. (a)	10,138
457	Red Rock Resorts, Inc., Class A	15,429
57	Vail Resorts, Inc.	12,196

		97,664

	Household Durables — 2.6%
238	Mohawk Industries, Inc. (a)	65,577
401	Newell Brands, Inc.	12,383

		77,960

	Internet & Direct Marketing Retail — 0.9%
149	Expedia, Inc.	17,856
130	Wayfair, Inc., Class A (a)	10,419

		28,275

	Media — 0.7%
174	CBS Corp. (Non-Voting), Class B	10,252
248	DISH Network Corp., Class A (a)	11,837

		22,089

	Multiline Retail — 0.8%
295	Kohl's Corp.	15,998
185	Nordstrom, Inc.	8,758

		24,756

	Specialty Retail — 3.6%
24	AutoZone, Inc. (a)	16,761
216	Best Buy Co., Inc.	14,813
412	Gap, Inc. (The)	14,038
66	O'Reilly Automotive, Inc. (a)	15,852

SHARES	SECURITY DESCRIPTION	VALUE($)

	Specialty Retail — continued
331	Ross Stores, Inc.	26,595
109	Tiffany & Co.	11,378
38	Ulta Beauty, Inc. (a)	8,454

		107,891

	Textiles, Apparel & Luxury Goods — 2.3%
660	Gildan Activewear, Inc., (Canada)	21,304
140	Lululemon Athletica, Inc. (a)	10,987
126	PVH Corp.	17,315
98	Ralph Lauren Corp.	10,130
215	Tapestry, Inc.	9,509

		69,245

	Total Consumer Discretionary	507,668

	Consumer Staples — 3.8%
	Beverages — 1.7%
69	Constellation Brands, Inc., Class A	15,685
193	Dr Pepper Snapple Group, Inc.	18,738
83	Molson Coors Brewing Co., Class B	6,830
156	Monster Beverage Corp. (a)	9,848

		51,101

	Food & Staples Retailing — 0.8%
72	Casey's General Stores, Inc.	8,004
544	Kroger Co. (The)	14,944

		22,948

	Food Products — 0.3%
68	Pinnacle Foods, Inc.	4,030
48	Post Holdings, Inc. (a)	3,786

		7,816

	Household Products — 0.2%
125	Energizer Holdings, Inc.	6,013

	Personal Products — 0.8%
648	Coty, Inc., Class A	12,892
210	Edgewell Personal Care Co. (a)	12,474

		25,366

	Total Consumer Staples	113,244

	Energy — 4.2%
	Oil, Gas & Consumable Fuels — 4.2%
200	Concho Resources, Inc. (a)	30,014
533	Energen Corp. (a)	30,695
493	EQT Corp.	28,064
271	PBF Energy, Inc., Class A	9,618
302	Range Resources Corp.	5,147

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Oil, Gas & Consumable Fuels — continued
778	Williams Cos., Inc. (The)	23,735

	Total Energy	127,273

	Financials — 16.5%
	Banks — 5.3%
420	Citizens Financial Group, Inc.	17,644
179	Comerica, Inc.	15,548
262	East West Bancorp, Inc.	15,913
729	Fifth Third Bancorp	22,124
270	First Republic Bank	23,433
803	Huntington Bancshares, Inc.	11,692
146	M&T Bank Corp.	24,959
342	SunTrust Banks, Inc.	22,086
127	Zions Bancorp	6,447

		159,846

	Capital Markets — 6.0%
63	Affiliated Managers Group, Inc.	12,972
205	Ameriprise Financial, Inc.	34,741
432	Invesco Ltd.	15,793
203	Nasdaq, Inc.	15,612
173	Northern Trust Corp.	17,317
165	Raymond James Financial, Inc.	14,726
166	S&P Global, Inc.	28,154
215	T Rowe Price Group, Inc.	22,577
409	TD Ameritrade Holding Corp.	20,927

		182,819

	Consumer Finance — 0.5%
501	Ally Financial, Inc.	14,608

	Insurance — 4.7%
13	Alleghany Corp. (a)	8,044
49	Chubb Ltd.	7,137
352	Hartford Financial Services Group, Inc. (The)	19,829
532	Loews Corp.	26,619
184	Marsh & McLennan Cos., Inc.	14,940
555	Progressive Corp. (The)	31,237
237	Unum Group	13,029
94	WR Berkley Corp.	6,746
425	XL Group Ltd., (Bermuda)	14,945

		142,526

	Total Financials	499,799

	Health Care — 9.0%
	Biotechnology — 2.0%
196	ACADIA Pharmaceuticals, Inc. (a)	5,902
100	BioMarin Pharmaceutical, Inc. (a)	8,872

SHARES	SECURITY DESCRIPTION	VALUE($)

	Biotechnology — continued
84	Bioverativ, Inc. (a)	4,535
346	Exelixis, Inc. (a)	10,512
79	Incyte Corp. (a)	7,473
132	Intercept Pharmaceuticals, Inc. (a)	7,729
89	Spark Therapeutics, Inc. (a)	4,566
70	Vertex Pharmaceuticals, Inc. (a)	10,430

		60,019

	Health Care Equipment & Supplies — 1.4%
189	DENTSPLY SIRONA, Inc.	12,431
149	DexCom, Inc. (a)	8,562
77	Edwards Lifesciences Corp. (a)	8,707
90	Zimmer Biomet Holdings, Inc.	10,818

		40,518

	Health Care Providers & Services — 4.0%
370	Acadia Healthcare Co., Inc. (a)	12,060
163	AmerisourceBergen Corp.	14,977
127	Centene Corp. (a)	12,823
89	Cigna Corp.	18,120
118	Henry Schein, Inc. (a)	8,222
55	Humana, Inc.	13,532
78	Laboratory Corp. of America Holdings (a)	12,485
407	Premier, Inc., Class A (a)	11,877
149	Teladoc, Inc. (a)	5,207
114	Universal Health Services, Inc., Class B	12,905

		122,208

	Health Care Technology — 0.3%
180	Veeva Systems, Inc., Class A (a)	9,928

	Life Sciences Tools & Services — 0.9%
119	Illumina, Inc. (a)	26,105

	Pharmaceuticals — 0.4%
94	Jazz Pharmaceuticals plc (a)	12,671

	Total Health Care	271,449

	Industrials — 13.3%
	Aerospace & Defense — 0.4%
154	HEICO Corp., Class A	12,191

	Airlines — 0.4%
193	Southwest Airlines Co.	12,632

	Building Products — 1.9%
472	Fortune Brands Home & Security, Inc.	32,277
113	Lennox International, Inc.	23,521

		55,798

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	19

JPMorgan Mid Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Commercial Services & Supplies — 2.0%
431	Copart, Inc. (a)	18,623
604	Waste Connections, Inc., (Canada)	42,869

		61,492

	Electrical Equipment — 1.4%
65	Acuity Brands, Inc.	11,389
188	AMETEK, Inc.	13,630
106	Hubbell, Inc.	14,316
30	Regal Beloit Corp.	2,274

		41,609

	Industrial Conglomerates — 0.5%
135	Carlisle Cos., Inc.	15,293

	Machinery — 5.5%
94	AGCO Corp.	6,729
302	Fortive Corp.	21,857
114	IDEX Corp.	15,097
81	Middleby Corp. (The) (a)	10,944
108	Nordson Corp.	15,797
165	Oshkosh Corp.	15,015
90	Parker-Hannifin Corp.	18,022
118	Snap-on, Inc.	20,489
124	Stanley Black & Decker, Inc.	21,092
154	WABCO Holdings, Inc. (a)	22,128

		167,170

	Road & Rail — 0.7%
158	Old Dominion Freight Line, Inc.	20,759

	Trading Companies & Distributors — 0.5%
160	MSC Industrial Direct Co., Inc., Class A	15,470

	Total Industrials	402,414

	Information Technology — 19.4%
	Communications Equipment — 1.6%
71	Arista Networks, Inc. (a)	16,818
442	CommScope Holding Co., Inc. (a)	16,709
105	Palo Alto Networks, Inc. (a)	15,228

		48,755

	Electronic Equipment, Instruments & Components — 4.0%
460	Amphenol Corp., Class A	40,369
220	Arrow Electronics, Inc. (a)	17,719
276	CDW Corp.	19,176
441	Corning, Inc.	14,117
68	IPG Photonics Corp. (a)	14,625
383	Keysight Technologies, Inc. (a)	15,949

		121,955

SHARES	SECURITY DESCRIPTION	VALUE($)

	Internet Software & Services — 1.0%
337	GoDaddy, Inc., Class A (a)	16,964
105	GrubHub, Inc. (a)	7,525
228	Match Group, Inc. (a)	7,143

		31,632

	IT Services — 3.5%
185	DXC Technology Co.	17,594
134	Gartner, Inc. (a)	16,478
279	Global Payments, Inc.	27,967
116	Jack Henry & Associates, Inc.	13,552
226	Square, Inc., Class A (a)	7,822
295	Vantiv, Inc., Class A (a)	21,697

		105,110

	Semiconductors & Semiconductor Equipment — 3.4%
840	Advanced Micro Devices, Inc. (a)	8,638
126	Analog Devices, Inc.	11,251
150	Applied Materials, Inc.	7,683
40	Broadcom Ltd.	10,199
240	Cavium, Inc. (a)	20,086
108	Lam Research Corp.	19,861
52	NVIDIA Corp.	10,062
335	Teradyne, Inc.	14,010

		101,790

	Software — 5.9%
171	Atlassian Corp. plc, (Australia), Class A (a)	7,766
121	Autodesk, Inc. (a)	12,632
169	Electronic Arts, Inc. (a)	17,787
134	Guidewire Software, Inc. (a)	9,958
109	Paycom Software, Inc. (a)	8,748
102	Proofpoint, Inc. (a)	9,023
168	Red Hat, Inc. (a)	20,189
162	ServiceNow, Inc. (a)	21,162
244	Splunk, Inc. (a)	20,205
149	Synopsys, Inc. (a)	12,717
138	Take-Two Interactive Software, Inc. (a)	15,183
54	Tyler Technologies, Inc. (a)	9,578
123	Workday, Inc., Class A (a)	12,555

		177,503

	Total Information Technology	586,745

	Materials — 3.6%
	Chemicals — 0.4%
30	Sherwin-Williams Co. (The)	12,471

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Construction Materials — 1.4%
202	Eagle Materials, Inc.	22,909
156	Vulcan Materials Co.	19,962

		42,871

	Containers & Packaging — 1.8%
547	Ball Corp.	20,692
462	Silgan Holdings, Inc.	13,572
326	WestRock Co.	20,612

		54,876

	Total Materials	110,218

	Real Estate — 5.7%
	Equity Real Estate Investment Trusts (REITs) — 4.4%
149	American Campus Communities, Inc.	6,105
239	American Homes 4 Rent, Class A	5,217
75	AvalonBay Communities, Inc.	13,429
501	Brixmor Property Group, Inc.	9,341
28	Essex Property Trust, Inc.	6,874
73	Federal Realty Investment Trust	9,675
208	GGP, Inc.	4,859
114	HCP, Inc.	2,974
94	JBG SMITH Properties	3,279
492	Kimco Realty Corp.	8,935
407	Outfront Media, Inc.	9,433
249	Park Hotels & Resorts, Inc.	7,171
320	Rayonier, Inc.	10,114
103	Regency Centers Corp.	7,159
167	Vornado Realty Trust	13,065
286	Weyerhaeuser Co.	10,098
76	WP Carey, Inc.	5,265

		132,993

	Office — 0.4%
98	Boston Properties, Inc.	12,804

	Real Estate Management & Development — 0.9%
636	CBRE Group, Inc., Class A (a)	27,539

	Total Real Estate	173,336

	Utilities — 4.1%
	Electric Utilities — 1.4%
225	Edison International	14,212
88	Westar Energy, Inc.	4,629
495	Xcel Energy, Inc.	23,825

		42,666

	Gas Utilities — 0.5%
251	National Fuel Gas Co.	13,802

SHARES	SECURITY DESCRIPTION	VALUE($)

	Multi-Utilities — 2.2%
150	CenterPoint Energy, Inc.	4,263
493	CMS Energy Corp.	23,320
164	Sempra Energy	17,545
345	WEC Energy Group, Inc.	22,945

		68,073

	Total Utilities	124,541

	Total Common Stocks (Cost $1,950,395)	2,916,687

Master Limited Partnership — 0.4%
	Financials — 0.4%
	Capital Markets — 0.4%
280	Oaktree Capital Group LLC (Cost $13,090)	11,805

Short-Term Investment — 3.3%
	Investment Company — 3.3%
100,898	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 1.14% (b) (l) (Cost $100,898)	100,898

	Total Investments — 100.1% (Cost $2,064,383)	3,029,390
	Liabilities in Excess of Other Assets — (0.1)%	(3,815)

	NET ASSETS — 100.0%	$3,025,575

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	21

JPMorgan Mid Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 94.9%
	Consumer Discretionary — 17.3%
	Automobiles — 1.4%
44	Tesla, Inc. (a)	13,559
234	Thor Industries, Inc.	35,193

		48,752

	Distributors — 1.4%
1,246	LKQ Corp. (a)	50,663

	Diversified Consumer Services — 0.7%
277	Bright Horizons Family Solutions, Inc. (a)	26,010

	Hotels, Restaurants & Leisure — 4.7%
581	Hilton Grand Vacations, Inc. (a)	24,393
676	Hilton Worldwide Holdings, Inc.	53,981
436	Norwegian Cruise Line Holdings Ltd. (a)	23,209
1,047	Red Rock Resorts, Inc., Class A	35,309
131	Vail Resorts, Inc.	27,876

		164,768

	Household Durables — 2.3%
291	Mohawk Industries, Inc. (a)	80,389

	Internet & Direct Marketing Retail — 0.7%
297	Wayfair, Inc., Class A (a)	23,842

	Specialty Retail — 3.3%
152	O'Reilly Automotive, Inc. (a)	36,650
758	Ross Stores, Inc.	60,852
87	Ulta Beauty, Inc. (a)	19,540

		117,042

	Textiles, Apparel & Luxury Goods — 2.8%
1,521	Gildan Activewear, Inc., (Canada)	49,121
323	Lululemon Athletica, Inc. (a)	25,400
492	Tapestry, Inc.	21,761

		96,282

	Total Consumer Discretionary	607,748

	Consumer Staples — 1.2%
	Beverages — 0.7%
356	Monster Beverage Corp. (a)	22,549

	Food & Staples Retailing — 0.5%
164	Casey's General Stores, Inc.	18,313

	Total Consumer Staples	40,862

	Energy — 2.3%
	Oil, Gas & Consumable Fuels — 2.3%
457	Concho Resources, Inc. (a)	68,684
691	Range Resources Corp.	11,791

	Total Energy	80,475

SHARES	SECURITY DESCRIPTION	VALUE($)

	Financials — 10.4%
	Banks — 2.7%
410	Comerica, Inc.	35,592
599	East West Bancorp, Inc.	36,409
282	First Republic Bank	24,398

		96,399

	Capital Markets — 6.4%
145	Affiliated Managers Group, Inc.	29,702
274	Ameriprise Financial, Inc.	46,486
465	Nasdaq, Inc.	35,726
380	S&P Global, Inc.	64,394
937	TD Ameritrade Holding Corp.	47,900

		224,208

	Insurance — 1.3%
793	Progressive Corp. (The)	44,656

	Total Financials	365,263

	Health Care — 11.8%
	Biotechnology — 3.9%
449	ACADIA Pharmaceuticals, Inc. (a)	13,514
228	BioMarin Pharmaceutical, Inc. (a)	20,313
193	Bioverativ, Inc. (a)	10,412
792	Exelixis, Inc. (a)	24,068
181	Incyte Corp. (a)	17,114
303	Intercept Pharmaceuticals, Inc. (a)	17,694
205	Spark Therapeutics, Inc. (a)	10,546
159	Vertex Pharmaceuticals, Inc. (a)	23,886

		137,547

	Health Care Equipment & Supplies — 1.9%
432	DENTSPLY SIRONA, Inc.	28,439
342	DexCom, Inc. (a)	19,610
177	Edwards Lifesciences Corp. (a)	19,938

		67,987

	Health Care Providers & Services — 2.8%
846	Acadia Healthcare Co., Inc. (a)	27,593
291	Centene Corp. (a)	29,346
931	Premier, Inc., Class A (a)	27,181
344	Teladoc, Inc. (a)	11,978

		96,098

	Health Care Technology — 0.7%
411	Veeva Systems, Inc., Class A (a)	22,723

	Life Sciences Tools & Services — 1.7%
274	Illumina, Inc. (a)	59,796

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Pharmaceuticals — 0.8%
215	Jazz Pharmaceuticals plc (a)	28,986

	Total Health Care	413,137

	Industrials — 18.3%
	Aerospace & Defense — 0.8%
353	HEICO Corp., Class A	27,909

	Airlines — 0.8%
438	Southwest Airlines Co.	28,667

	Building Products — 2.7%
577	Fortune Brands Home & Security, Inc.	39,469
258	Lennox International, Inc.	53,821

		93,290

	Commercial Services & Supplies — 4.0%
987	Copart, Inc. (a)	42,611
1,382	Waste Connections, Inc., (Canada)	98,060

		140,671

	Machinery — 8.6%
217	AGCO Corp.	15,472
695	Fortive Corp.	50,283
187	Middleby Corp. (The) (a)	25,269
247	Nordson Corp.	36,175
379	Oshkosh Corp.	34,466
207	Parker-Hannifin Corp.	41,328
284	Stanley Black & Decker, Inc.	48,260
353	WABCO Holdings, Inc. (a)	50,613

		301,866

	Road & Rail — 1.4%
361	Old Dominion Freight Line, Inc.	47,503

	Total Industrials	639,906

	Information Technology — 29.7%
	Communications Equipment — 2.1%
165	Arista Networks, Inc. (a)	38,757
240	Palo Alto Networks, Inc. (a)	34,846

		73,603

	Electronic Equipment, Instruments & Components — 3.3%
577	Amphenol Corp., Class A	50,690
1,010	Corning, Inc.	32,300
156	IPG Photonics Corp. (a)	33,469

		116,459

	Internet Software & Services — 1.6%
772	GoDaddy, Inc., Class A (a)	38,816
240	GrubHub, Inc. (a)	17,232

		56,048

SHARES	SECURITY DESCRIPTION	VALUE($)

	IT Services — 6.0%
428	DXC Technology Co.	40,627
305	Gartner, Inc. (a)	37,534
638	Global Payments, Inc.	63,983
516	Square, Inc., Class A (a)	17,893
675	Vantiv, Inc., Class A (a)	49,642

		209,679

	Semiconductors & Semiconductor Equipment — 5.9%
1,923	Advanced Micro Devices, Inc. (a)	19,769
347	Applied Materials, Inc.	17,749
91	Broadcom Ltd.	23,335
548	Cavium, Inc. (a)	45,955
249	Lam Research Corp.	45,887
120	NVIDIA Corp.	23,220
773	Teradyne, Inc.	32,349

		208,264

	Software — 10.8%
391	Atlassian Corp. plc, (Australia), Class A (a)	17,776
276	Autodesk, Inc. (a)	28,975
391	Electronic Arts, Inc. (a)	41,079
307	Guidewire Software, Inc. (a)	22,800
249	Paycom Software, Inc. (a)	20,034
233	Proofpoint, Inc. (a)	20,657
385	Red Hat, Inc. (a)	46,202
371	ServiceNow, Inc. (a)	48,397
562	Splunk, Inc. (a)	46,584
317	Take-Two Interactive Software, Inc. (a)	34,756
124	Tyler Technologies, Inc. (a)	21,937
282	Workday, Inc., Class A (a)	28,733

		377,930

	Total Information Technology	1,041,983

	Materials — 2.8%
	Construction Materials — 2.8%
463	Eagle Materials, Inc.	52,404
359	Vulcan Materials Co.	46,080

	Total Materials	98,484

	Real Estate — 1.1%
	Real Estate Management & Development — 1.1%
868	CBRE Group, Inc., Class A (a)	37,586

	Total Common Stocks (Cost $2,415,081)	3,325,444

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	23

JPMorgan Mid Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
Master Limited Partnership — 0.8%
	Financials — 0.8%
	Capital Markets — 0.8%
642	Oaktree Capital Group LLC (Cost $30,388)	27,011

Short-Term Investment — 4.5%
	Investment Company — 4.5%
156,459	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 1.14% (b) (l) (Cost $156,459)	156,459

	Total Investments — 100.2% (Cost $2,601,928)	3,508,914
	Liabilities in Excess of Other Assets — (0.2)%	(7,256)

	NET ASSETS — 100.0%	$3,501,658

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2017

JPMorgan Mid Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 96.5%
	Consumer Discretionary — 15.9%
	Auto Components — 0.8%
3,213	BorgWarner, Inc.	164,146

	Distributors — 0.8%
1,628	Genuine Parts Co.	154,719

	Hotels, Restaurants & Leisure — 1.7%
2,963	Hilton Worldwide Holdings, Inc.	236,616
646	Marriott International, Inc., Class A	87,671

		324,287

	Household Durables — 2.8%
1,396	Mohawk Industries, Inc. (a)	385,096
5,070	Newell Brands, Inc.	156,652

		541,748

	Internet & Direct Marketing Retail — 1.2%
1,896	Expedia, Inc.	227,086

	Media — 1.5%
2,198	CBS Corp. (Non-Voting), Class B	129,706
3,136	DISH Network Corp., Class A (a)	149,721

		279,427

	Multiline Retail — 1.6%
3,727	Kohl's Corp.	202,122
2,331	Nordstrom, Inc.	110,455

		312,577

	Specialty Retail — 3.8%
300	AutoZone, Inc. (a)	213,136
2,733	Best Buy Co., Inc.	187,147
5,188	Gap, Inc. (The)	176,700
1,383	Tiffany & Co.	143,712

		720,695

	Textiles, Apparel & Luxury Goods — 1.7%
1,598	PVH Corp.	219,261
1,012	Ralph Lauren Corp.	104,916

		324,177

	Total Consumer Discretionary	3,048,862

	Consumer Staples — 6.2%
	Beverages — 2.8%
877	Constellation Brands, Inc., Class A	200,474
2,439	Dr Pepper Snapple Group, Inc.	236,750
1,048	Molson Coors Brewing Co., Class B	85,997

		523,221

	Food & Staples Retailing — 1.0%
6,979	Kroger Co. (The)	191,571

SHARES	SECURITY DESCRIPTION	VALUE($)

	Food Products — 0.5%
853	Pinnacle Foods, Inc.	50,729
603	Post Holdings, Inc. (a)	47,760

		98,489

	Household Products — 0.4%
1,584	Energizer Holdings, Inc.	76,022

	Personal Products — 1.5%
7,205	Coty, Inc., Class A	143,307
2,450	Edgewell Personal Care Co. (a)	145,532

		288,839

	Total Consumer Staples	1,178,142

	Energy — 6.1%
	Oil, Gas & Consumable Fuels — 6.1%
6,746	Energen Corp. (a)	388,342
6,206	EQT Corp.	353,238
3,434	PBF Energy, Inc., Class A	121,746
9,798	Williams Cos., Inc. (The)	298,735

	Total Energy	1,162,061

	Financials — 22.9%
	Banks — 7.8%
5,305	Citizens Financial Group, Inc.	222,723
9,225	Fifth Third Bancorp	279,885
1,869	First Republic Bank	161,908
10,157	Huntington Bancshares, Inc.	147,882
1,905	M&T Bank Corp.	325,701
4,326	SunTrust Banks, Inc.	279,412
1,614	Zions Bancorp	82,037

		1,499,548

	Capital Markets — 5.6%
1,076	Ameriprise Financial, Inc.	182,420
5,500	Invesco Ltd.	200,959
2,190	Northern Trust Corp.	218,780
2,086	Raymond James Financial, Inc.	186,279
2,722	T Rowe Price Group, Inc.	285,605

		1,074,043

	Consumer Finance — 1.0%
6,515	Ally Financial, Inc.	189,974

	Insurance — 8.2%
171	Alleghany Corp. (a)	101,710
621	Chubb Ltd.	90,816
4,736	Hartford Financial Services Group, Inc. (The)	266,534
6,763	Loews Corp.	338,368
2,326	Marsh & McLennan Cos., Inc.	189,341

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	25

JPMorgan Mid Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Insurance — continued
2,677	Progressive Corp. (The)	150,767
3,002	Unum Group	164,803
1,190	WR Berkley Corp.	85,298
5,377	XL Group Ltd., (Bermuda)	189,064

		1,576,701

	Mortgage Real Estate Investment Trusts (REITs) — 0.3%
2,341	Starwood Property Trust, Inc.	49,985

	Total Financials	4,390,251

	Health Care — 5.9%
	Health Care Equipment & Supplies — 0.7%
1,121	Zimmer Biomet Holdings, Inc.	135,312

	Health Care Providers & Services — 5.2%
2,055	AmerisourceBergen Corp.	188,725
1,129	Cigna Corp.	229,215
1,484	Henry Schein, Inc. (a)	103,725
687	Humana, Inc.	170,442
988	Laboratory Corp. of America Holdings (a)	157,669
1,348	Universal Health Services, Inc., Class B	152,820

		1,002,596

	Total Health Care	1,137,908

	Industrials — 8.1%
	Building Products — 1.0%
2,806	Fortune Brands Home & Security, Inc.	192,056

	Electrical Equipment — 2.7%
812	Acuity Brands, Inc.	142,970
2,374	AMETEK, Inc.	172,047
1,348	Hubbell, Inc.	182,428
376	Regal Beloit Corp.	28,778

		526,223

	Industrial Conglomerates — 1.0%
1,713	Carlisle Cos., Inc.	194,703

	Machinery — 2.4%
1,445	IDEX Corp.	190,715
1,487	Snap-on, Inc.	259,189

		449,904

	Trading Companies & Distributors — 1.0%
2,017	MSC Industrial Direct Co., Inc., Class A	195,006

	Total Industrials	1,557,892

	Information Technology — 8.8%
	Communications Equipment — 1.1%
5,578	CommScope Holding Co., Inc. (a)	210,998

SHARES	SECURITY DESCRIPTION	VALUE($)

	Electronic Equipment, Instruments & Components — 4.7%
2,645	Amphenol Corp., Class A	232,248
2,788	Arrow Electronics, Inc. (a)	224,147
3,491	CDW Corp.	242,585
4,850	Keysight Technologies, Inc. (a)	201,763

		900,743

	Internet Software & Services — 0.5%
2,905	Match Group, Inc. (a)	90,961

	IT Services — 0.9%
1,475	Jack Henry & Associates, Inc.	172,477

	Semiconductors & Semiconductor Equipment — 0.8%
1,598	Analog Devices, Inc.	142,310

	Software — 0.8%
1,881	Synopsys, Inc. (a)	160,344

	Total Information Technology	1,677,833

	Materials — 4.4%
	Chemicals — 0.8%
381	Sherwin-Williams Co. (The)	156,265

	Containers & Packaging — 3.6%
6,879	Ball Corp.	260,389
5,842	Silgan Holdings, Inc.	171,685
4,125	WestRock Co.	260,755

		692,829

	Total Materials	849,094

	Real Estate — 10.0%
	Equity Real Estate Investment Trusts (REITs) — 8.4%
1,894	American Campus Communities, Inc.	77,692
3,020	American Homes 4 Rent, Class A	65,962
951	AvalonBay Communities, Inc.	169,666
5,830	Brixmor Property Group, Inc.	108,779
360	Essex Property Trust, Inc.	86,923
927	Federal Realty Investment Trust	123,093
2,582	GGP, Inc.	60,384
1,451	HCP, Inc.	37,840
1,201	JBG SMITH Properties	41,721
6,208	Kimco Realty Corp.	112,681
5,141	Outfront Media, Inc.	119,261
3,159	Park Hotels & Resorts, Inc.	90,833
4,044	Rayonier, Inc.	127,912
1,308	Regency Centers Corp.	90,521
2,111	Vornado Realty Trust	165,073
3,622	Weyerhaeuser Co.	127,708

		1,606,049

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Office — 0.9%
1,253	Boston Properties, Inc.	162,933

	Real Estate Management & Development — 0.7%
3,245	CBRE Group, Inc., Class A (a)	140,529

	Total Real Estate	1,909,511

	Utilities — 8.2%
	Electric Utilities — 2.8%
2,826	Edison International	178,692
1,108	Westar Energy, Inc.	58,514
6,228	Xcel Energy, Inc.	299,611

		536,817

	Gas Utilities — 0.9%
3,179	National Fuel Gas Co.	174,586

	Multi-Utilities — 4.5%
1,900	CenterPoint Energy, Inc.	53,879
6,200	CMS Energy Corp.	293,281
2,066	Sempra Energy	220,929

SHARES	SECURITY DESCRIPTION	VALUE($)

	Multi-Utilities – continued
4,344	WEC Energy Group, Inc.	288,590

		856,679

	Total Utilities	1,568,082

	Total Common Stocks (Cost $11,261,483)	18,479,636

Short-Term Investment — 3.9%
	Investment Company — 3.9%
747,223	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 1.14% (b) (l) (Cost $747,223)	747,223

	Total Investments — 100.4% (Cost $12,008,706)	19,226,859
	Liabilities in Excess of Other Assets — (0.4)%	(84,804)

	NET ASSETS — 100.0%	$19,142,055

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	27

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (Unaudited)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long Positions — 99.2%
Common Stocks — 88.6%
		Consumer Discretionary — 14.9%
		Auto Components — 0.5%
3		Aptiv plc	259
1		Delphi Technologies plc (a)	53
2		Lear Corp.	389

			701

		Diversified Consumer Services — 1.0%
13		H&R Block, Inc.	336
18		ServiceMaster Global Holdings, Inc. (a)	941

			1,277

		Hotels, Restaurants & Leisure — 4.0%
2		Dunkin' Brands Group, Inc.	145
14		Hilton Worldwide Holdings, Inc.	1,104
17		Las Vegas Sands Corp.	1,183
3		Marriott International, Inc., Class A	394
9		Scientific Games Corp., Class A (a)	437
5		Wyndham Worldwide Corp.	614
6		Wynn Resorts Ltd.	1,062

			4,939

		Household Durables — 2.4%
—	(h)	NVR, Inc. (a) (j)	439
12		PulteGroup, Inc.	390
24		Toll Brothers, Inc.	1,158
16		Tupperware Brands Corp.	975

			2,962

		Internet & Direct Marketing Retail — 0.6%
31		Liberty Interactive Corp. QVC Group, Class A (a)	758

		Media — 1.9%
10		CBS Corp. (Non-Voting), Class B	581
11		Sinclair Broadcast Group, Inc., Class A	425
185		Sirius XM Holdings, Inc.	992
23		TEGNA, Inc.	324

			2,322

		Multiline Retail — 0.9%
21		Kohl's Corp.	1,136

		Specialty Retail — 1.6%
20		Best Buy Co., Inc. (j)	1,335
7		Tiffany & Co.	681

			2,016

		Textiles, Apparel & Luxury Goods — 2.0%
12		Michael Kors Holdings Ltd. (a)	746
7		PVH Corp.	998

SHARES		SECURITY DESCRIPTION	VALUE($)

		Textiles, Apparel & Luxury Goods — continued
7		Ralph Lauren Corp.	695

			2,439

		Total Consumer Discretionary	18,550

		Consumer Staples — 5.6%
		Food & Staples Retailing — 1.5%
5		CVS Health Corp.	353
7		Sysco Corp. (j)	451
11		Wal-Mart Stores, Inc.	1,074

			1,878

		Food Products — 2.9%
11		Conagra Brands, Inc.	408
4		JM Smucker Co. (The)	484
31		Pilgrim's Pride Corp. (a) (j)	963
—	(h)	Seaboard Corp.	661
14		Tyson Foods, Inc., Class A	1,105

			3,621

		Household Products — 0.2%
6		Energizer Holdings, Inc.	296

		Personal Products — 1.0%
18		Nu Skin Enterprises, Inc., Class A (j)	1,208

		Total Consumer Staples	7,003

		Energy — 3.0%
		Energy Equipment & Services — 0.7%
74		Transocean Ltd. (a)	792

		Oil, Gas & Consumable Fuels — 2.3%
14		ConocoPhillips	751
11		Devon Energy Corp.	448
9		HollyFrontier Corp.	447
4		Marathon Petroleum Corp.	282
7		Occidental Petroleum Corp.	488
5		Valero Energy Corp.	464

			2,880

		Total Energy	3,672

		Financials — 6.6%
		Banks — 3.7%
9		BOK Financial Corp.	803
19		CIT Group, Inc.	926
10		Citigroup, Inc.	707
10		Comerica, Inc.	907
25		Synovus Financial Corp.	1,215

			4,558

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2017

SHARES		SECURITY DESCRIPTION	VALUE($)
Long Positions — continued
Common Stocks — continued
		Capital Markets — 1.5%
2		Ameriprise Financial, Inc.	369
9		MSCI, Inc.	1,139
2		S&P Global, Inc.	398

			1,906

		Consumer Finance — 0.4%
33		Navient Corp.	440

		Insurance — 0.2%
6		Assured Guaranty Ltd.	209

		Mortgage Real Estate Investment Trusts (REITs) — 0.2%
18		Two Harbors Investment Corp.	296

		Thrifts & Mortgage Finance — 0.6%
55		MGIC Investment Corp. (a)	771

		Total Financials	8,180

		Health Care — 10.9%
		Biotechnology — 3.2%
13		AbbVie, Inc. (j)	1,211
6		Amgen, Inc. (j)	1,118
12		Gilead Sciences, Inc. (j)	890
3		United Therapeutics Corp. (a)	497
2		Vertex Pharmaceuticals, Inc. (a)	285

			4,001

		Health Care Equipment & Supplies — 1.9%
17		Baxter International, Inc.	1,101
4		Hill-Rom Holdings, Inc.	369
7		Medtronic plc	559
3		Varian Medical Systems, Inc. (a)	350

			2,379

		Health Care Providers & Services — 4.4%
—	(h)	Anthem, Inc.	62
12		Centene Corp. (a)	1,228
12		Express Scripts Holding Co. (a) (j)	903
5		Humana, Inc.	1,191
3		McKesson Corp.	401
7		Molina Healthcare, Inc. (a)	558
5		WellCare Health Plans, Inc. (a)	1,081

			5,424

		Life Sciences Tools & Services — 0.3%
4		PerkinElmer, Inc.	325

		Pharmaceuticals — 1.1%
3		Allergan plc	532
24		Horizon Pharma plc (a)	355

SHARES	SECURITY DESCRIPTION	VALUE($)

	Pharmaceuticals — continued
13	Mallinckrodt plc (a)	287
3	Perrigo Co. plc	222

		1,396

	Total Health Care	13,525

	Industrials — 16.0%
	Aerospace & Defense — 1.2%
4	Boeing Co. (The) (j)	1,253
4	Spirit AeroSystems Holdings, Inc., Class A	308

		1,561

	Airlines — 1.3%
6	American Airlines Group, Inc.	312
7	Copa Holdings SA, (Panama), Class A	976
6	Delta Air Lines, Inc.	339

		1,627

	Building Products — 1.0%
14	Owens Corning	1,260

	Commercial Services & Supplies — 0.5%
60	Pitney Bowes, Inc. (j)	667

	Construction & Engineering — 1.3%
5	EMCOR Group, Inc.	437
18	Jacobs Engineering Group, Inc.	1,158

		1,595

	Electrical Equipment — 0.8%
5	Regal Beloit Corp.	362
3	Rockwell Automation, Inc.	613

		975

	Machinery — 6.7%
9	AGCO Corp.	643
26	Allison Transmission Holdings, Inc. (j)	1,119
8	Caterpillar, Inc.	1,229
6	Cummins, Inc.	998
18	Donaldson Co., Inc.	898
12	Lincoln Electric Holdings, Inc.	1,138
4	Parker-Hannifin Corp.	739
16	Pentair plc, (United Kingdom)	1,151
8	Terex Corp.	376

		8,291

	Professional Services — 0.9%
9	ManpowerGroup, Inc. (j)	1,085

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	29

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31 2017 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — continued
Common Stocks — continued
	Road & Rail — 1.3%
4	Kansas City Southern	413
11	Landstar System, Inc. (j)	1,189

		1,602

	Trading Companies & Distributors — 1.0%
7	United Rentals, Inc. (a) (j)	1,246

	Total Industrials	19,909

	Information Technology — 22.4%
	Communications Equipment — 0.4%
3	Harris Corp.	446

	Electronic Equipment, Instruments & Components — 1.3%
20	Jabil, Inc.	525
11	Zebra Technologies Corp., Class A (a)	1,157

		1,682

	Internet Software & Services — 0.8%
8	VeriSign, Inc. (a) (j)	941

	IT Services — 5.3%
12	DXC Technology Co.	1,179
59	First Data Corp., Class A (a)	993
7	International Business Machines Corp. (j)	1,101
4	Science Applications International Corp.	343
15	Teradata Corp. (a)	595
15	Total System Services, Inc.	1,220
58	Western Union Co. (The)	1,109

		6,540

	Semiconductors & Semiconductor Equipment — 3.7%
17	Applied Materials, Inc.	867
7	First Solar, Inc. (a)	461
6	Lam Research Corp. (j)	1,120
13	Marvell Technology Group Ltd., (Bermuda)	281
7	Micron Technology, Inc. (a)	307
26	ON Semiconductor Corp. (a)	538
3	Skyworks Solutions, Inc.	306
17	Teradyne, Inc.	704

		4,584

	Software — 7.4%
6	Autodesk, Inc. (a)	671
33	CA, Inc.	1,088
27	Cadence Design Systems, Inc. (a)	1,126
14	Citrix Systems, Inc. (a)	1,201
2	Electronic Arts, Inc. (a)	205
12	Fortinet, Inc. (a)	536
39	Nuance Communications, Inc. (a) (j)	636

SHARES	SECURITY DESCRIPTION	VALUE($)

	Software — continued
10	Red Hat, Inc. (a)	1,144
15	SS&C Technologies Holdings, Inc.	603
8	Take-Two Interactive Software, Inc. (a)	914
13	TiVo Corp.	195
7	VMware, Inc., Class A (a)	928

		9,247

	Technology Hardware, Storage & Peripherals — 3.5%
3	Apple, Inc.	541
53	HP, Inc. (j)	1,106
12	NetApp, Inc. (j)	657
13	Western Digital Corp.	1,022
33	Xerox Corp.	974

		4,300

	Total Information Technology	27,740

	Materials — 4.2%
	Chemicals — 1.7%
7	Cabot Corp. (j)	403
39	Huntsman Corp.	1,300
4	LyondellBasell Industries NV, Class A	438

		2,141

	Containers & Packaging — 1.0%
6	Berry Global Group, Inc. (a)	354
4	Packaging Corp. of America	506
6	WestRock Co.	376

		1,236

	Metals & Mining — 1.5%
15	Alcoa Corp. (a)	816
21	Steel Dynamics, Inc.	909
4	United States Steel Corp.	144

		1,869

	Total Materials	5,246

	Real Estate — 1.2%
	Equity Real Estate Investment Trusts (REITs) — 0.5%
5	GEO Group, Inc. (The)	107
67	VEREIT, Inc.	519

		626

	Real Estate Management & Development — 0.7%
9	CBRE Group, Inc., Class A (a)	386
17	Realogy Holdings Corp.	463

		849

	Total Real Estate	1,475

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — continued
Common Stocks — continued
	Utilities — 3.8%
	Electric Utilities — 0.5%
19	FirstEnergy Corp.	595

	Independent Power and Renewable Electricity Producers — 1.6%
79	AES Corp.	853
40	NRG Energy, Inc. (j)	1,151

		2,004

	Multi-Utilities — 1.7%
34	CenterPoint Energy, Inc.	956
43	MDU Resources Group, Inc. (j)	1,163

		2,119

	Total Utilities	4,718

	Total Common Stocks (Cost $86,178)	110,018

Short-Term Investment — 10.6%
	Investment Company — 10.6%
13,115	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 1.14% (b) (l) (Cost $13,115)	13,115

	Total Investments — 99.2% (Cost $99,293)	123,133
	Other Assets in Excess of Liabilities — 0.8%	922

	NET ASSETS — 100.0%	$124,055

Short Positions — 86.9%
Common Stocks — 86.9%
	Consumer Discretionary — 13.3%
	Automobiles — 0.3%
1	Tesla, Inc. (a)	405

	Hotels, Restaurants & Leisure — 5.2%
3	Chipotle Mexican Grill, Inc. (a)	910
7	Darden Restaurants, Inc.	660
36	MGM Resorts International	1,186
6	Norwegian Cruise Line Holdings Ltd. (a)	315
7	Six Flags Entertainment Corp.	476
21	Starbucks Corp.	1,206
14	Texas Roadhouse, Inc.	759
4	Vail Resorts, Inc.	930

		6,442

	Household Durables — 1.2%
10	Leggett & Platt, Inc.	454
4	Mohawk Industries, Inc. (a)	1,048

		1,502

SHARES		SECURITY DESCRIPTION	VALUE($)

		Internet & Direct Marketing Retail — 0.7%
3		Netflix, Inc. (a)	557
8		TripAdvisor, Inc. (a)	275

			832

		Leisure Products — 0.8%
68		Mattel, Inc.	1,046

		Media — 0.6%
8		Cinemark Holdings, Inc.	285
14		Liberty Media Corp.-Liberty Formula One, Class A (a)	462
—	(h)	Lions Gate Entertainment Corp., Class A (a)	—	(h)

			747

		Specialty Retail — 2.9%
4		Advance Auto Parts, Inc.	354
11		L Brands, Inc.	653
14		Murphy USA, Inc. (a)	1,131
15		Tractor Supply Co.	1,143
1		Ulta Beauty, Inc. (a)	269

			3,550

		Textiles, Apparel & Luxury Goods — 1.6%
19		NIKE, Inc., Class B	1,218
51		Under Armour, Inc., Class A (a)	736

			1,954

		Total Consumer Discretionary	16,478

		Consumer Staples — 5.3%
		Beverages — 1.7%
17		Brown-Forman Corp., Class B	1,188
4		Constellation Brands, Inc., Class A	863

			2,051

		Food & Staples Retailing — 1.0%
11		Casey's General Stores, Inc.	1,259

		Food Products — 1.4%
22		Blue Buffalo Pet Products, Inc. (a)	712
10		Kraft Heinz Co. (The)	793
6		Snyder's-Lance, Inc.	293

			1,798

		Personal Products — 1.2%
56		Coty, Inc., Class A	1,123
3		Estee Lauder Cos., Inc. (The), Class A	354

			1,477

		Total Consumer Staples	6,585

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	31

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — continued
Common Stocks — continued
	Energy — 2.4%
	Oil, Gas & Consumable Fuels — 2.4%
20	EQT Corp.	1,120
58	Kosmos Energy Ltd., (Ghana) (a)	394
32	Noble Energy, Inc.	945
17	Parsley Energy, Inc., Class A (a)	497

	Total Energy	2,956

	Financials — 5.8%
	Banks — 0.9%
61	People's United Financial, Inc.	1,147

	Capital Markets — 2.2%
17	Artisan Partners Asset Management, Inc., Class A	662
5	CME Group, Inc.	756
2	Federated Investors, Inc., Class B	89
20	Interactive Brokers Group, Inc., Class A	1,174

		2,681

	Insurance — 1.0%
2	Cincinnati Financial Corp.	142
1	Markel Corp. (a)	1,111

		1,253

	Thrifts & Mortgage Finance — 1.7%
86	New York Community Bancorp, Inc.	1,115
71	TFS Financial Corp.	1,060

		2,175

	Total Financials	7,256

	Health Care — 10.8%
	Biotechnology — 4.1%
14	ACADIA Pharmaceuticals, Inc. (a)	416
15	Alkermes plc (a)	815
12	BioMarin Pharmaceutical, Inc. (a)	1,048
2	Bluebird Bio, Inc. (a)	343
8	Incyte Corp. (a)	793
7	Juno Therapeutics, Inc. (a)	303
82	OPKO Health, Inc. (a)	404
1	Puma Biotechnology, Inc. (a)	121
1	Regeneron Pharmaceuticals, Inc. (a)	197
5	Seattle Genetics, Inc. (a)	251
5	TESARO, Inc. (a)	406

		5,097

	Health Care Equipment & Supplies — 1.7%
9	DexCom, Inc. (a)	516
9	Hologic, Inc. (a)	386

SHARES	SECURITY DESCRIPTION	VALUE($)

	Health Care Equipment & Supplies — continued
6	ICU Medical, Inc. (a)	1,215

		2,117

	Health Care Providers & Services — 3.9%
14	Acadia Healthcare Co., Inc. (a)	454
22	Envision Healthcare Corp. (a)	755
15	Henry Schein, Inc. (a)	1,031
17	LifePoint Health, Inc. (a)	839
24	Patterson Cos., Inc.	868
8	Universal Health Services, Inc., Class B	910

		4,857

	Pharmaceuticals — 1.1%
7	Medicines Co. (The) (a)	183
16	Zoetis, Inc.	1,180

		1,363

	Total Health Care	13,434

	Industrials — 17.7%
	Aerospace & Defense — 2.5%
8	BWX Technologies, Inc.	496
20	Hexcel Corp.	1,255
3	Textron, Inc.	194
4	TransDigm Group, Inc.	1,174

		3,119

	Air Freight & Logistics — 0.1%
1	CH Robinson Worldwide, Inc.	78

	Airlines — 0.2%
6	Spirit Airlines, Inc. (a)	289

	Building Products — 0.6%
21	Johnson Controls International plc	783

	Commercial Services & Supplies — 1.1%
71	Covanta Holding Corp.	1,199
4	Rollins, Inc.	169

		1,368

	Construction & Engineering — 1.3%
12	Fluor Corp.	630
16	KBR, Inc.	317
16	Quanta Services, Inc. (a)	626

		1,573

	Electrical Equipment — 0.9%
6	Acuity Brands, Inc.	1,074

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — continued
Common Stocks — continued
	Industrial Conglomerates — 0.9%
62	General Electric Co.	1,084

	Machinery — 5.0%
22	Flowserve Corp.	922
12	ITT, Inc.	651
13	Kennametal, Inc.	615
1	Middleby Corp. (The) (a)	111
7	Snap-on, Inc.	1,233
34	Trinity Industries, Inc.	1,262
15	Wabtec Corp.	1,217
4	Xylem, Inc.	241

		6,252

	Marine — 0.7%
13	Kirby Corp. (a)	892

	Professional Services — 0.3%
8	IHS Markit Ltd. (a)	370

	Road & Rail — 2.1%
3	AMERCO	1,190
13	Genesee & Wyoming, Inc., Class A (a)	1,024
8	Knight-Swift Transportation Holdings, Inc.	370

		2,584

	Trading Companies & Distributors — 2.0%
23	Fastenal Co.	1,231
7	Watsco, Inc.	1,246

		2,477

	Total Industrials	21,943

	Information Technology — 22.1%
	Communications Equipment — 1.2%
7	CommScope Holding Co., Inc. (a)	246
17	ViaSat, Inc. (a)	1,246

		1,492

	Electronic Equipment, Instruments & Components — 4.2%
7	Amphenol Corp., Class A	588
27	Avnet, Inc.	1,069
2	Coherent, Inc. (a)	557
9	Keysight Technologies, Inc. (a)	380
6	Littelfuse, Inc.	1,177
8	SYNNEX Corp.	1,023
3	Universal Display Corp.	432

		5,226

SHARES	SECURITY DESCRIPTION	VALUE($)

	Internet Software & Services — 2.9%
19	Akamai Technologies, Inc. (a)	1,236
2	Facebook, Inc., Class A (a)	327
18	GoDaddy, Inc., Class A (a)	894
4	LogMeIn, Inc.	429
23	Twilio, Inc., Class A (a)	535
4	Yelp, Inc. (a)	158

		3,579

	IT Services — 4.6%
18	DST Systems, Inc.	1,117
9	Gartner, Inc. (a)	1,124
10	Jack Henry & Associates, Inc.	1,199
14	Paychex, Inc.	939
9	WEX, Inc. (a)	1,303

		5,682

	Semiconductors & Semiconductor Equipment — 3.6%
73	Advanced Micro Devices, Inc. (a)	748
9	Analog Devices, Inc.	826
14	Cavium, Inc. (a)	1,140
9	MACOM Technology Solutions Holdings, Inc. (a)	277
11	Monolithic Power Systems, Inc.	1,183
2	NVIDIA Corp.	290

		4,464

	Software — 5.6%
12	Ellie Mae, Inc. (a)	1,053
32	FireEye, Inc. (a)	461
15	Guidewire Software, Inc. (a)	1,108
11	Manhattan Associates, Inc. (a)	552
3	Proofpoint, Inc. (a)	269
9	PTC, Inc. (a)	529
6	salesforce.com, Inc. (a)	634
6	Tyler Technologies, Inc. (a)	1,133
6	Ultimate Software Group, Inc. (The) (a)	1,200

		6,939

	Total Information Technology	27,382

	Materials — 4.2%
	Chemicals — 0.8%
6	Air Products & Chemicals, Inc.	941

	Construction Materials — 1.0%
10	Vulcan Materials Co.	1,239

	Containers & Packaging — 0.9%
30	Ball Corp.	1,146

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	33

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (Unaudited) (continued)

(Amounts in thousands, except number of Futures contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — continued
Common Stocks — continued
	Metals & Mining — 1.5%
18	Compass Minerals International, Inc.	1,279
12	Southern Copper Corp., (Peru)	579

		1,858

	Total Materials	5,184

	Real Estate — 1.0%
	Equity Real Estate Investment Trusts (REITs) — 1.0%
13	Life Storage, Inc.	1,198

	Telecommunication Services — 0.8%
	Diversified Telecommunication Services — 0.2%
8	Zayo Group Holdings, Inc. (a)	290

	Wireless Telecommunication Services — 0.6%
27	Telephone & Data Systems, Inc.	759

	Total Telecommunication Services	1,049

SHARES	SECURITY DESCRIPTION	VALUE($)

	Utilities — 3.5%
	Electric Utilities — 1.5%
25	Great Plains Energy, Inc.	801
23	Southern Co. (The)	1,107

		1,908

	Gas Utilities — 0.2%
3	Atmos Energy Corp.	238

	Multi-Utilities — 1.8%
15	Dominion Energy, Inc.	1,177
10	Sempra Energy	1,061

		2,238

	Total Utilities	4,384

	Total Securities Sold Short (Proceeds $105,382)	$107,849

Percentages indicated are based on net assets.

Futures contracts outstanding as of December 31, 2017:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Short Contracts
S&P 500 E-Mini Index	(6)	03/2018	USD	(803)	(3)
S&P Midcap 400 E-Mini Index	(8)	03/2018	USD	(1,522)	(6)

					(9)

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2017

JPMorgan Value Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 97.1%
	Consumer Discretionary — 13.8%
	Distributors — 0.5%
616	Genuine Parts Co.	58,540

	Hotels, Restaurants & Leisure — 1.7%
1,643	Brinker International, Inc.	63,832
1,065	Hilton Worldwide Holdings, Inc.	85,036
3,408	La Quinta Holdings, Inc. (a)	62,918

		211,786

	Household Durables — 0.2%
683	Newell Brands, Inc.	21,093

	Internet & Direct Marketing Retail — 0.5%
522	Expedia, Inc.	62,566

	Media — 4.9%
1,946	CBS Corp. (Non-Voting), Class B	114,789
311	Charter Communications, Inc., Class A (a)	104,479
2,932	Clear Channel Outdoor Holdings, Inc., Class A	13,488
3,432	DISH Network Corp., Class A (a)	163,855
4,598	Entercom Communications Corp., Class A	49,659
1,187	Nexstar Media Group, Inc., Class A	92,831
746	Time Warner, Inc.	68,199

		607,300

	Multiline Retail — 1.5%
2,070	Kohl's Corp.	112,241
1,493	Nordstrom, Inc.	70,743

		182,984

	Specialty Retail — 3.8%
198	AutoZone, Inc. (a)	140,819
952	Best Buy Co., Inc.	65,168
1,594	Gap, Inc. (The)	54,308
464	Home Depot, Inc. (The)	87,983
808	Murphy USA, Inc. (a)	64,940
569	Tiffany & Co.	59,157

		472,375

	Textiles, Apparel & Luxury Goods — 0.7%
1,173	Columbia Sportswear Co.	84,318

	Total Consumer Discretionary	1,700,962

	Consumer Staples — 6.2%
	Beverages — 1.5%
968	Dr Pepper Snapple Group, Inc.	93,913
1,148	Molson Coors Brewing Co., Class B	94,246

		188,159

	Food & Staples Retailing — 2.1%
925	CVS Health Corp.	67,039

SHARES	SECURITY DESCRIPTION	VALUE($)

	Food & Staples Retailing — continued
3,784	Kroger Co. (The)	103,881
1,141	Walgreens Boots Alliance, Inc.	82,881

		253,801

	Food Products — 0.9%
1,096	Post Holdings, Inc. (a)	86,804
617	TreeHouse Foods, Inc. (a)	30,512

		117,316

	Household Products — 1.2%
478	Energizer Holdings, Inc.	22,952
1,296	Procter & Gamble Co. (The)	119,098

		142,050

	Personal Products — 0.5%
3,189	Coty, Inc., Class A	63,438

	Total Consumer Staples	764,764

	Energy — 7.6%
	Oil, Gas & Consumable Fuels — 7.6%
1,345	Apache Corp.	56,782
1,887	ConocoPhillips	103,592
1,136	EQT Corp.	64,655
2,623	Exxon Mobil Corp.	219,422
5,135	Kinder Morgan, Inc.	92,791
1,823	Marathon Petroleum Corp.	120,282
1,189	Occidental Petroleum Corp.	87,604
1,923	PBF Energy, Inc., Class A	68,158
1,154	Phillips 66	116,695

	Total Energy	929,981

	Financials — 31.4%
	Banks — 15.6%
13,152	Bank of America Corp.	388,247
2,201	Citigroup, Inc.	163,764
3,423	Citizens Financial Group, Inc.	143,702
2,738	Fifth Third Bancorp	83,084
825	First Republic Bank	71,492
1,171	M&T Bank Corp.	200,266
1,366	PNC Financial Services Group, Inc. (The)	197,112
2,315	SunTrust Banks, Inc.	149,550
2,296	US Bancorp	123,020
6,486	Wells Fargo & Co.	393,508

		1,913,745

	Capital Markets — 4.3%
2,063	Charles Schwab Corp. (The)	105,966
1,840	Invesco Ltd.	67,225
1,740	Morgan Stanley	91,284

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	35

JPMorgan Value Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Capital Markets — continued
784	Northern Trust Corp.	78,319
1,800	T Rowe Price Group, Inc.	188,857

		531,651

	Consumer Finance — 3.3%
3,654	Ally Financial, Inc.	106,560
2,943	Capital One Financial Corp.	293,023

		399,583

	Insurance — 8.2%
73	Alleghany Corp. (a)	43,631
2,840	American International Group, Inc.	169,236
710	Chubb Ltd.	103,686
1,679	CNO Financial Group, Inc.	41,467
87	Fairfax Financial Holdings Ltd., (Canada)	46,133
2,134	Hartford Financial Services Group, Inc. (The)	120,089
4,066	Loews Corp.	203,397
378	Marsh & McLennan Cos., Inc.	30,736
492	Prudential Financial, Inc.	56,621
879	Travelers Cos., Inc. (The)	119,183
1,251	Unum Group	68,689

		1,002,868

	Total Financials	3,847,847

	Health Care — 8.6% Health Care Providers & Services — 2.7%
402	Aetna, Inc.	72,494
264	Cigna Corp.	53,639
902	HCA Healthcare, Inc. (a)	79,191
564	UnitedHealth Group, Inc.	124,347

		329,671

	Pharmaceuticals — 5.9%
509	Allergan plc	83,194
1,443	Johnson & Johnson	201,661
2,794	Merck & Co., Inc.	157,221
7,802	Pfizer, Inc.	282,603

		724,679

	Total Health Care	1,054,350

	Industrials — 7.1%
	Aerospace & Defense — 1.0%
960	United Technologies Corp.	122,412

	Airlines — 2.3%
4,222	Delta Air Lines, Inc.	236,459
763	Southwest Airlines Co.	49,925

		286,384

SHARES	SECURITY DESCRIPTION	VALUE($)

	Industrial Conglomerates — 2.1%
1,011	Carlisle Cos., Inc.	114,845
903	Honeywell International, Inc.	138,548

		253,393

	Machinery — 1.7%
985	Dover Corp.	99,497
454	Illinois Tool Works, Inc.	75,729
303	Middleby Corp. (The) (a)	40,917

		216,143

	Total Industrials	878,332

	Information Technology — 6.9%
	Communications Equipment — 1.6%
3,217	Cisco Systems, Inc.	123,203
1,991	CommScope Holding Co., Inc. (a)	75,335

		198,538

	Electronic Equipment, Instruments & Components — 0.6%
907	Arrow Electronics, Inc. (a)	72,909

	IT Services — 0.4%
745	PayPal Holdings, Inc. (a)	54,862

	Semiconductors & Semiconductor Equipment — 2.4%
326	KLA-Tencor Corp.	34,272
1,433	QUALCOMM, Inc.	91,717
1,568	Texas Instruments, Inc.	163,748

		289,737

	Software — 1.5%
761	Micro Focus International plc, (United Kingdom), ADR (a)	25,554
1,779	Microsoft Corp.	152,203

		177,757

	Technology Hardware, Storage & Peripherals — 0.4%
3,828	Hewlett Packard Enterprise Co.	54,966

	Total Information Technology	848,769

	Materials — 4.0%
	Chemicals — 0.3%
810	AdvanSix, Inc. (a)	34,077

	Construction Materials — 0.9%
472	Martin Marietta Materials, Inc.	104,237

	Containers & Packaging — 2.5%
3,703	Ball Corp.	140,165
3,758	Graphic Packaging Holding Co.	58,063
1,799	WestRock Co.	113,701

		311,929

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Paper & Forest Products — 0.3%
1,681	KapStone Paper and Packaging Corp.	38,131

	Total Materials	488,374

	Real Estate — 6.0%
	Equity Real Estate Investment Trusts (REITs) — 5.4%
3,160	American Homes 4 Rent, Class A	69,025
4,405	Brixmor Property Group, Inc.	82,203
653	EastGroup Properties, Inc.	57,756
3,912	Kimco Realty Corp.	71,002
764	Mid-America Apartment Communities, Inc.	76,782
2,874	Outfront Media, Inc.	66,666
840	Park Hotels & Resorts, Inc.	24,161
368	Public Storage	76,975
2,825	Rayonier, Inc.	89,360
1,253	Weyerhaeuser Co.	44,177

		658,107

	Real Estate Management & Development — 0.6%
1,807	CBRE Group, Inc., Class A (a)	78,252

	Total Real Estate	736,359

	Telecommunication Services — 0.8%
	Diversified Telecommunication Services — 0.8%
1,803	Verizon Communications, Inc.	95,458

	Utilities — 4.7%
	Electric Utilities — 4.5%
1,778	American Electric Power Co., Inc.	130,802
667	Duke Energy Corp.	56,075
949	Edison International	60,015
1,018	Eversource Energy	64,305

SHARES	SECURITY DESCRIPTION	VALUE($)

	Electric Utilities — continued
802	NextEra Energy, Inc.	125,216
2,385	Xcel Energy, Inc.	114,759

		551,172

	Multi-Utilities — 0.2%
204	Sempra Energy	21,805

	Total Utilities	572,977

	Total Common Stocks (Cost $8,539,964)	11,918,173

NUMBER OF RIGHTS
Rights — 0.0% (g)
	Consumer Discretionary — 0.0% (g)
	Media — 0.0% (g)
2,982	Media General, Inc., CVR, expiring (a) (bb) (Cost $–)	146

SHARES
Short-Term Investment — 3.5%
	Investment Company — 3.5%
424,781	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 1.14% (b) (l) (Cost $424,781)	424,781

	Total Investments — 100.6% (Cost $8,964,745)	12,343,100
	Liabilities in Excess of Other Assets — (0.6)%	(76,266)

	NET ASSETS — 100.0%	$12,266,834

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	37

J.P. Morgan Mid Cap/Multi-Cap Funds

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (Unaudited)

CVR	— Contingent Value Rights
REIT	— Real Estate Investment Trust
USD	— United States Dollar

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(g)	— Amount rounds to less than 0.05%.
(h)	— Amount rounds to less than 500.
(j)

—  All or a portion of this security is segregated as collateral for short sales. The total value of securities and cash segregated as collateral is approximately $20,637,000 and $108,487,000, respectively.

(l)	— The rate shown is the current yield as of December 31, 2017.
(bb)	— Security has been valued using significant unobservable inputs.

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2017

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2017	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	39

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2017 (Unaudited)

(Amounts in thousands, except per share amounts)

	Growth Advantage Fund		Mid Cap Equity Fund	Mid Cap Growth Fund
ASSETS:
Investments in non-affiliates, at value	$7,671,062		$2,928,492	$3,352,455
Investments in affiliates, at value	365,445		100,898	156,459
Cash	—		—	—	(a)
Receivables:
Investment securities sold	2,477		1,187	1,143
Fund shares sold	8,048		2,200	4,325
Dividends from non-affiliates	1,207		2,778	1,177
Dividends from affiliates	309		97	125

Total Assets	8,048,548		3,035,652	3,515,684

LIABILITIES:
Payables:
Due to custodian	—	(a)	—	—
Investment securities purchased	7,650		404	673
Fund shares redeemed	6,029		7,418	10,264
Accrued liabilities:
Investment advisory fees	3,944		1,497	1,877
Administration fees	265		101	227
Distribution fees	767		104	267
Service fees	764		153	366
Custodian and accounting fees	61		25	31
Trustees’ and Chief Compliance Officer’s fees	7		—	—
Other	323		375	321

Total Liabilities	19,810		10,077	14,026

Net Assets	$8,028,738		$3,025,575	$3,501,658

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2017

	Growth Advantage Fund	Mid Cap Equity Fund	Mid Cap Growth Fund
NET ASSETS:
Paid-in-Capital	$4,867,665	$2,048,033	$2,556,481
Accumulated undistributed (distributions in excess of) net investment income	(24,479)	(575)	(11,642)
Accumulated net realized gains (losses)	32,468	13,110	49,833
Net unrealized appreciation (depreciation)	3,153,084	965,007	906,986

Total Net Assets	$8,028,738	$3,025,575	$3,501,658

Net Assets:
Class A	$1,693,319	$401,373	$931,185
Class C	639,685	29,401	81,203
Class I	1,329,706	361,931	1,061,416
Class R2	24	411	36,591
Class R3	275	—	2,153
Class R4	23	—	4,463
Class R5	109,303	5,659	282,628
Class R6	4,256,403	2,226,800	1,102,019

Total	$8,028,738	$3,025,575	$3,501,658

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	86,065	8,002	31,966
Class C	36,790	607	3,518
Class I	65,763	7,121	31,752
Class R2	1	8	1,155
Class R3	14	—	65
Class R4	1	—	133
Class R5	5,316	111	8,364
Class R6	206,076	43,805	32,484

Net Asset Value (a):
Class A — Redemption price per share	$19.67	$50.16	$29.13
Class C — Offering price per share (b)	17.39	48.42	23.08
Class I — Offering and redemption price per share	20.22	50.83	33.43
Class R2 — Offering and redemption price per share	19.65	49.74	31.68
Class R3 — Offering and redemption price per share	19.68	—	33.28
Class R4 — Offering and redemption price per share	20.21	—	33.40
Class R5 — Offering and redemption price per share	20.56	50.82	33.79
Class R6 — Offering and redemption price per share	20.65	50.83	33.92
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$20.76	$52.94	$30.74

Cost of investments in non-affiliates	$4,517,978	$1,963,485	$2,445,469
Cost of investments in affiliates	365,445	100,898	156,459

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	41

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2017 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	Mid Cap Value Fund	Multi-Cap Market Neutral Fund	Value Advantage Fund
ASSETS:
Investments in non-affiliates, at value	$18,479,636	$110,018	$11,918,319
Investments in affiliates, at value	747,223	13,115	424,781
Restricted cash for securities sold short	—	13	—
Cash	1	123	—
Deposits at broker for futures contracts	—	160	—
Deposits at broker for securities sold short	—	108,474	—
Receivables:
Investment securities sold	9,029	240	—
Fund shares sold	21,941	—	9,928
Dividends from non-affiliates	28,753	123	10,851
Dividends from affiliates	680	12	391
Variation margin on futures contracts	—	12	—

Total Assets	19,287,263	232,290	12,364,270

LIABILITIES:
Payables:
Securities sold short, at value	—	107,849	—
Dividend expense to non-affiliates on securities sold short	—	89	—
Investment securities purchased	1,008	179	—
Fund shares redeemed	129,380	7	87,612
Accrued liabilities:
Investment advisory fees	10,472	62	6,053
Administration fees	1,322	—	414
Distribution fees	687	2	753
Service fees	966	26	1,334
Custodian and accounting fees	158	11	101
Trustees’ and Chief Compliance Officer’s fees	70	—	31
Other	1,145	10	1,138

Total Liabilities	145,208	108,235	97,436

Net Assets	$19,142,055	$124,055	$12,266,834

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2017

	Mid Cap Value Fund	Multi-Cap Market Neutral Fund	Value Advantage Fund
NET ASSETS:
Paid-in-Capital	$11,853,649	$111,673	$8,885,567
Accumulated undistributed (distributions in excess of) net investment income	(3,159)	(260)	(2,143)
Accumulated net realized gains (losses)	73,412	(8,722)	5,055
Net unrealized appreciation (depreciation)	7,218,153	21,364	3,378,355

Total Net Assets	$19,142,055	$124,055	$12,266,834

Net Assets:
Class A	$2,215,850	$7,011	$1,532,975
Class C	255,149	780	672,156
Class I	3,087,279	116,264	2,509,432
Class L	12,578,641	—	4,082,008
Class R2	88,752	—	27
Class R3	53,094	—	861
Class R4	14,884	—	1,991
Class R5	88,600	—	5,276
Class R6	759,806	—	3,462,108

Total	$19,142,055	$124,055	$12,266,834

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	56,230	677	42,776
Class C	6,726	81	18,805
Class I	77,529	10,926	69,673
Class L	312,268	—	113,364
Class R2	2,345	—	1
Class R3	1,357	—	24
Class R4	375	—	55
Class R5	2,202	—	147
Class R6	18,872	—	96,226

Net Asset Value (a):
Class A — Redemption price per share	$39.41	$10.36	$35.84
Class C — Offering price per share (b)	37.93	9.65	35.74
Class I — Offering and redemption price per share	39.82	10.64	36.02
Class L — Offering and redemption price per share	40.28	—	36.01
Class R2 — Offering and redemption price per share	37.85	—	35.72
Class R3 — Offering and redemption price per share	39.14	—	35.56
Class R4 — Offering and redemption price per share	39.68	—	35.88
Class R5 — Offering and redemption price per share	40.24	—	35.96
Class R6 — Offering and redemption price per share	40.26	—	35.98
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$41.59	$10.93	$37.83

Cost of investments in non-affiliates	$11,261,483	$86,178	$8,539,964
Cost of investments in affiliates	747,223	13,115	424,781
Proceeds from securities sold short	—	105,382	—

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	43

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2017 (Unaudited)

(Amounts in thousands)

	Growth Advantage Fund		Mid Cap Equity Fund	Mid Cap Growth Fund
INVESTMENT INCOME:
Interest income from affiliates	$5		$1	$1
Dividend income from non-affiliates	20,110		16,380	9,132
Dividend income from affiliates	1,309		467	584

Total investment income	21,424		16,848	9,717

EXPENSES:
Investment advisory fees	24,852		9,554	10,744
Administration fees	3,113		1,197	1,346
Distribution fees:
Class A	2,045		488	1,146
Class C	2,366		113	333
Class R2 (a)	—	(b)	1	94
Class R3	—	(b)	—	1
Service fees:
Class A	2,045		488	1,146
Class C	789		38	111
Class I	1,827		645	1,326
Class R2 (a)	—	(b)	1	47
Class R3	—	(b)	—	1
Class R4	—	(b)	—	1
Class R5	52		2	133
Custodian and accounting fees	97		37	49
Professional fees	80		43	43
Trustees’ and Chief Compliance Officer’s fees	16		17	18
Printing and mailing costs	198		154	128
Registration and filing fees	135		80	93
Transfer agency fees (See Note 2.E.)	121		23	245
Other	64		22	31

Total expenses	37,800		12,903	17,036

Less fees waived	(1,869)		(956)	(955)
Less earnings credits	—	(b)	—	— (b)
Less expense reimbursements	(5)		—	(16)

Net expenses	35,926		11,947	16,065

Net investment income (loss)	(14,502)		4,901	(6,348)

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments in non-affiliates	314,450		111,050	183,499
Change in net unrealized appreciation/depreciation on investments in non-affiliates	715,462		151,100	193,194

Net realized/unrealized gains (losses)	1,029,912		262,150	376,693

Change in net assets resulting from operations	$1,015,410		$267,051	$370,345

(a)	Commencement of offering of class of shares effective July 31, 2017 for Growth Advantage Fund.
(b)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2017

	Mid Cap Value Fund	Multi-Cap Market Neutral Fund	Value Advantage Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—	$— (a)	$—
Interest income from affiliates	8	— (a)	8
Dividend income from non-affiliates	156,946	845	127,066
Dividend income from affiliates	3,368	59	2,128
Non-cash dividend income from non-affiliates	—	100	—
Interest income from non-affiliates on securities sold short	—	416	—

Total investment income	160,322	1,420	129,202

EXPENSES:
Investment advisory fees	61,108	501	38,077
Administration fees	7,655	51	4,769
Distribution fees:
Class A	2,667	7	1,824
Class C	1,476	10	2,695
Class R2 (b)	217	—	—	(a)
Class R3	43	—	1
Service fees:
Class A	2,667	7	1,824
Class C	492	3	898
Class I	3,764	147	2,959
Class L	6,272	—	1,956
Class R2 (b)	109	—	—	(a)
Class R3	43	—	1
Class R4	11	—	1
Class R5	35	—	2
Custodian and accounting fees	237	17	147
Professional fees	133	24	103
Trustees’ and Chief Compliance Officer’s fees	18	13	13
Printing and mailing costs	659	5	419
Registration and filing fees	337	23	230
Transfer agency fees (See Note 2.E.)	491	2	138
Sub-transfer agency fees (See Note 2.E.)	— (a)	—	—
Other	167	25	81
Dividend expense to non-affiliates on securities sold short	—	853	—

Total expenses	88,601	1,688	56,138

Less fees waived	(7,280)	(210)	(4,093)
Less earnings credits	—	—	—	(a)
Less expense reimbursements	(224)	—	(18)

Net expenses	81,097	1,478	52,027

Net investment income (loss)	79,225	(58)	77,175

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	173,349	6,718	86,981
Futures contracts	—	(139)	—
Securities sold short	—	(7,776)	—

Net realized gain (loss)	173,349	(1,197)	86,981

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	992,388	6,194	897,398
Futures contracts	—	(22)	—
Securities sold short	—	(29)	—

Change in net unrealized appreciation/depreciation	992,388	6,143	897,398

Net realized/unrealized gains (losses)	1,165,737	4,946	984,379

Change in net assets resulting from operations	$1,244,962	$4,888	$1,061,554

(a)	Amount rounds to less than 500.
(b)	Commencement of offering of class of shares effective July 31, 2017 for Value Advantage Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	45

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Growth Advantage Fund		Mid Cap Equity Fund
	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(14,502)	$(20,857)	$4,901	$8,576
Net realized gain (loss)	314,450	258,483	111,050	120,548
Change in net unrealized appreciation/depreciation	715,462	1,188,472	151,100	282,160

Change in net assets resulting from operations	1,015,410	1,426,098	267,051	411,284

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	—	—	—	(356)
From net realized gains	(69,162)	—	(21,659)	(10,459)
Class C
From net realized gains	(29,276)	—	(1,665)	(964)
Class I
From net investment income	—	—	(521)	(2,165)
From net realized gains	(52,479)	—	(19,740)	(20,374)
Class R2 (a)
From net investment income	—	—	—	— (b)
From net realized gains	(1)	—	(22)	(19)
Class R3 (c)
From net realized gains	(11)	—	—	—
Class R4 (c)
From net realized gains	(1)	—	—	—
Class R5
From net investment income	—	—	(17)	(11)
From net realized gains	(4,273)	—	(300)	(84)
Class R6
From net investment income	—	—	(7,565)	(6,472)
From net realized gains	(165,239)	—	(118,825)	(46,392)

Total distributions to shareholders	(320,442)	—	(170,314)	(87,296)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	235,860	(291,788)	120,360	120,141

NET ASSETS:
Change in net assets	930,828	1,134,310	217,097	444,129
Beginning of period	7,097,910	5,963,600	2,808,478	2,364,349

End of period	$8,028,738	$7,097,910	$3,025,575	$2,808,478

Accumulated undistributed (distributions in excess of) net investment income	$(24,479)	$(9,977)	$(575)	$2,627

(a)	Commencement of offering of class of shares effective July 31, 2017 for Growth Advantage Fund.
(b)	Amount rounds to less than 500.
(c)	Commencement of offering of class of shares effective May 31, 2017 for Growth Advantage Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2017

	Mid Cap Growth Fund		Mid Cap Value Fund
	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(6,348)	$(9,289)	$79,225	$140,662
Net realized gain (loss)	183,499	128,903	173,349	458,502
Change in net unrealized appreciation/depreciation	193,194	403,806	992,388	1,674,398

Change in net assets resulting from operations	370,345	523,420	1,244,962	2,273,562

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	—	—	(10,151)	(9,018)
From net realized gains	(64,175)	(449)	(40,349)	(135,546)
Class C
From net realized gains	(6,964)	(55)	(4,819)	(33,147)
Class I
From net investment income	—	—	(21,474)	(17,549)
From net realized gains	(64,653)	(390)	(54,995)	(155,821)
Class L
From net investment income	—	—	(115,010)	(100,129)
From net realized gains	—	—	(224,024)	(669,173)
Class R2
From net investment income	—	—	(285)	(133)
From net realized gains	(2,500)	(11)	(1,680)	(4,114)
Class R3 (a)
From net investment income	—	—	(401)	— (b)
From net realized gains	(102)	— (b)	(954)	(1)
Class R4 (a)
From net investment income	—	—	(124)	— (b)
From net realized gains	(242)	— (b)	(261)	(1)
Class R5 (c)
From net investment income	—	—	(715)	— (b)
From net realized gains	(16,962)	(96)	(1,450)	(1)
Class R6 (c)
From net investment income	—	—	(6,725)	(437)
From net realized gains	(63,898)	(275)	(12,644)	(2,480)

Total distributions to shareholders	(219,496)	(1,276)	(496,061)	(1,127,550)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	262,531	(285,349)	(9,858)	1,692,858

NET ASSETS:
Change in net assets	413,380	236,795	739,043	2,838,870
Beginning of period	3,088,278	2,851,483	18,403,012	15,564,142

End of period	$3,501,658	$3,088,278	$19,142,055	$18,403,012

Accumulated undistributed (distributions in excess of) net investment income	$(11,642)	$(5,294)	$(3,159)	$72,501

(a)	Commencement of offering of class of shares effective September 9, 2016 for Mid Cap Growth and Mid Cap Value Fund.
(b)	Amount rounds to less than 500.
(c)	Commencement of offering of class of shares effective September 9, 2016 for Mid Cap Value Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	47

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Multi-Cap Market Neutral Fund		Value Advantage Fund
	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(58)	$(927)	$77,175	$120,170
Net realized gain (loss)	(1,197)	3,497	86,981	526,307
Change in net unrealized appreciation/depreciation	6,143	(141)	897,398	1,078,370

Change in net assets resulting from operations	4,888	2,429	1,061,554	1,724,847

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	—	—	(12,114)	(17,004)
From net realized gains	—	—	(14,662)	—
Class C
From net investment income	—	—	(1,306)	(4,071)
From net realized gains	—	—	(6,508)	—
Class I
From net investment income	—	—	(27,074)	(17,338)
From net realized gains	—	—	(23,851)	—
Class L
From net investment income	—	—	(51,294)	(51,645)
From net realized gains	—	—	(38,934)	—
Class R2 (a)
From net investment income	—	—	— (b)	—
From net realized gains	—	—	— (b)	—
Class R3 (c)
From net investment income	—	—	(9)	— (b)
From net realized gains	—	—	(8)	—
Class R4 (c)
From net investment income	—	—	(24)	— (b)
From net realized gains	—	—	(19)	—
Class R5 (c)
From net investment income	—	—	(65)	— (b)
From net realized gains	—	—	(50)	—
Class R6 (c)
From net investment income	—	—	(44,453)	(44,017)
From net realized gains	—	—	(33,205)	—

Total distributions to shareholders	—	—	(253,576)	(134,075)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(5,218)	(66,147)	400,830	(623,697)

NET ASSETS:
Change in net assets	(330)	(63,718)	1,208,808	967,075
Beginning of period	124,385	188,103	11,058,026	10,090,951

End of period	$124,055	$124,385	$12,266,834	$11,058,026

Accumulated undistributed (distributions in excess of) net investment income	$(260)	$(202)	$(2,143)	$57,021

(a)	Commencement of offering of class of shares effective July 31, 2017 for Value Advantage Fund.
(b)	Amount rounds to less than 500.
(c)	Commencement of offering of class of shares effective September 9, 2016 for Value Advantage Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2017

	Growth Advantage Fund		Mid Cap Equity Fund
	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$178,364	$381,174	$32,398	$121,592
Distributions reinvested	67,889	—	21,589	10,791
Cost of shares redeemed	(249,414)	(822,569)	(43,585)	(133,304)

Change in net assets resulting from Class A capital transactions	$(3,161)	$(441,395)	$10,402	$(921)

Class C
Proceeds from shares issued	$67,016	$114,033	$1,374	$7,205
Distributions reinvested	27,784	—	1,665	964
Cost of shares redeemed	(113,527)	(227,966)	(5,146)	(13,282)

Change in net assets resulting from Class C capital transactions	$(18,727)	$(113,933)	$(2,107)	$(5,113)

Class I
Proceeds from shares issued	$335,815	$917,922	$50,731	$289,476
Distributions reinvested	48,329	—	19,948	19,559
Cost of shares redeemed	(886,320)	(424,343)	(504,247)	(241,418)

Change in net assets resulting from Class I capital transactions	$(502,176)	$493,579	$(433,568)	$67,617

Class R2 (a)
Proceeds from shares issued	$22	$—	$34	$107
Distributions reinvested	1	—	19	13
Cost of shares redeemed	—	—	(264)	(284)

Change in net assets resulting from Class R2 capital transactions	$23	$—	$(211)	$(164)

Class R3 (b)
Proceeds from shares issued	$248	$20	$—	$—
Distributions reinvested	11	—	—	—
Cost of shares redeemed	(13)	—	—	—

Change in net assets resulting from Class R3 capital transactions	$246	$20	$—	$—

Class R4 (b)
Proceeds from shares issued	$— (c)	$20	$—	$—
Distributions reinvested	1	—	—	—

Change in net assets resulting from Class R4 capital transactions	$1	$20	$—	$—

Class R5
Proceeds from shares issued	$9,111	$17,853	$3,656	$831
Distributions reinvested	4,273	—	317	95
Cost of shares redeemed	(9,738)	(23,614)	(229)	(2,320)

Change in net assets resulting from Class R5 capital transactions	$3,646	$(5,761)	$3,744	$(1,394)

Class R6
Proceeds from shares issued	$893,983	$161,959	$534,283	$173,778
Distributions reinvested	165,238	—	126,386	52,511
Cost of shares redeemed	(303,213)	(386,277)	(118,569)	(166,173)

Change in net assets resulting from Class R6 capital transactions	$756,008	$(224,318)	$542,100	$60,116

Total change in net assets resulting from capital transactions	$235,860	$(291,788)	$120,360	$120,141

(a)	Commencement of offering of class of shares effective July 31, 2017 for Growth Advantage Fund.
(b)	Commencement of offering of class of shares effective May 31, 2017 for Growth Advantage Fund.
(c)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	49

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Growth Advantage Fund		Mid Cap Equity Fund
	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017
SHARE TRANSACTIONS:
Class A
Issued	9,224	23,931	645	2,680
Reinvested	3,464	—	435	244
Redeemed	(12,967)	(51,511)	(869)	(2,942)

Change in Class A Shares	(279)	(27,580)	211	(18)

Class C
Issued	3,908	7,911	28	164
Reinvested	1,603	—	35	22
Redeemed	(6,619)	(16,036)	(106)	(302)

Change in Class C Shares	(1,108)	(8,125)	(43)	(116)

Class I
Issued	17,170	55,638	1,010	6,309
Reinvested	2,400	—	396	436
Redeemed	(45,738)	(26,275)	(10,129)	(5,239)

Change in Class I Shares	(26,168)	29,363	(8,723)	1,506

Class R2 (a)
Issued	1	—	1	2
Reinvested	— (b)	—	— (b)	— (b)
Redeemed	—	—	(5)	(6)

Change in Class R2 Shares	1	—	(4)	(4)

Class R3 (c)
Issued	13	1	—	—
Reinvested	— (b)	—	—	—
Redeemed	— (b)	—	—	—

Change in Class R3 Shares	13	1	—	—

Class R4 (c)
Issued	— (b)	1	—	—
Reinvested	— (b)	—	—	—

Change in Class R4 Shares	— (b)	1	—	—

Class R5
Issued	455	1,062	73	19
Reinvested	209	—	6	2
Redeemed	(482)	(1,434)	(5)	(49)

Change in Class R5 Shares	182	(372)	74	(28)

Class R6
Issued	44,997	9,786	10,700	3,807
Reinvested	8,033	—	2,502	1,169
Redeemed	(15,038)	(23,089)	(2,319)	(3,615)

Change in Class R6 Shares	37,992	(13,303)	10,883	1,361

(a)	Commencement of offering of class of shares effective July 31, 2017 for Growth Advantage Fund.
(b)	Amount rounds to less than 500.
(c)	Commencement of offering of class of shares effective May 31, 2017 for Growth Advantage Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2017

	Mid Cap Growth Fund		Mid Cap Value Fund
	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$59,100	$98,041	$273,856	$419,157
Distributions reinvested	61,743	434	45,299	131,659
Cost of shares redeemed	(141,617)	(295,300)	(342,168)	(852,023)

Change in net assets resulting from Class A capital transactions	$(20,774)	$(196,825)	$(23,013)	$(301,207)

Class C
Proceeds from shares issued	$5,867	$16,838	$4,480	$23,292
Distributions reinvested	6,179	49	4,180	26,948
Cost of shares redeemed	(24,086)	(38,935)	(220,845)	(180,218)

Change in net assets resulting from Class C capital transactions	$(12,040)	$(22,048)	$(212,185)	$(129,978)

Class I
Proceeds from shares issued	$167,798	$310,137	$325,428	$963,041
Distributions reinvested	61,456	339	70,707	157,140
Cost of shares redeemed	(271,341)	(362,253)	(333,049)	(727,688)

Change in net assets resulting from Class I capital transactions	$(42,087)	$(51,777)	$63,086	$392,493

Class L
Proceeds from shares issued	$—	$—	$966,037	$3,537,449
Distributions reinvested	—	—	306,472	668,445
Cost of shares redeemed	—	—	(1,667,338)	(2,817,548)

Change in net assets resulting from Class L capital transactions	$—	$—	$(394,829)	$1,388,346

Class R2
Proceeds from shares issued	$6,243	$17,018	$7,990	$37,304
Distributions reinvested	2,362	10	1,815	3,910
Cost of shares redeemed	(8,884)	(19,788)	(9,853)	(26,653)

Change in net assets resulting from Class R2 capital transactions	$(279)	$(2,760)	$(48)	$14,561

Class R3 (a)
Proceeds from shares issued	$1,992	$154	$34,667	$19,636
Distributions reinvested	102	— (b)	1,347	1
Cost of shares redeemed	(91)	(12)	(3,298)	(706)

Change in net assets resulting from Class R3 capital transactions	$2,003	$142	$32,716	$18,931

Class R4 (a)
Proceeds from shares issued	$4,346	$122	$12,566	$3,529
Distributions reinvested	242	— (b)	385	1
Cost of shares redeemed	(114)	(2)	(1,916)	(38)

Change in net assets resulting from Class R4 capital transactions	$4,474	$120	$11,035	$3,492

Class R5 (c)
Proceeds from shares issued	$29,406	$40,930	$64,135	$30,405
Distributions reinvested	15,915	91	2,165	1
Cost of shares redeemed	(22,932)	(60,912)	(10,462)	(421)

Change in net assets resulting from Class R5 capital transactions	$22,389	$(19,891)	$55,838	$29,985

Class R6 (c)
Proceeds from shares issued	$342,336	$197,543	$509,174	$292,949
Distributions reinvested	63,657	274	18,936	2,917
Cost of shares redeemed	(97,148)	(190,127)	(70,568)	(19,631)

Change in net assets resulting from Class R6 capital transactions	$308,845	$7,690	$457,542	$276,235

Total change in net assets resulting from capital transactions	$262,531	$(285,349)	$(9,858)	$1,692,858

(a)	Commencement of offering of class of shares effective September 9, 2016 for Mid Cap Growth and Mid Cap Value Fund.
(b)	Amount rounds to less than 500.
(c)	Commencement of offering of class of shares effective September 9, 2016 for Mid Cap Value Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	51

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Mid Cap Growth Fund		Mid Cap Value Fund
	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017
SHARE TRANSACTIONS:
Class A
Issued	2,003	3,890	7,078	11,445
Reinvested	2,145	18	1,153	3,648
Redeemed	(4,879)	(11,718)	(8,865)	(23,250)

Change in Class A Shares	(731)	(7,810)	(634)	(8,157)

Class C
Issued	249	818	120	663
Reinvested	271	3	111	778
Redeemed	(1,006)	(1,896)	(5,951)	(5,080)

Change in Class C Shares	(486)	(1,075)	(5,720)	(3,639)

Class I
Issued	5,081	10,786	8,350	26,028
Reinvested	1,861	12	1,778	4,300
Redeemed	(8,228)	(12,803)	(8,515)	(19,566)

Change in Class I Shares	(1,286)	(2,005)	1,613	10,762

Class L
Issued	—	—	24,445	94,419
Reinvested	—	—	7,611	18,060
Redeemed	—	—	(42,192)	(75,042)

Change in Class L Shares	—	—	(10,136)	37,437

Class R2
Issued	196	629	216	1,050
Reinvested	75	— (a)	48	113
Redeemed	(279)	(729)	(266)	(754)

Change in Class R2 Shares	(8)	(100)	(2)	409

Class R3 (b)
Issued	60	5	898	530
Reinvested	3	— (a)	34	— (a)
Redeemed	(3)	— (a)	(86)	(19)

Change in Class R3 Shares	60	5	846	511

Class R4 (b)
Issued	125	4	320	94
Reinvested	7	— (a)	10	— (a)
Redeemed	(3)	— (a)	(48)	(1)

Change in Class R4 Shares	129	4	282	93

Class R5 (c)
Issued	865	1,404	1,630	795
Reinvested	477	3	54	— (a)
Redeemed	(678)	(2,103)	(266)	(11)

Change in Class R5 Shares	664	(696)	1,418	784

Class R6 (c)
Issued	10,160	6,766	12,903	7,706
Reinvested	1,899	10	470	79
Redeemed	(2,858)	(6,595)	(1,771)	(515)

Change in Class R6 Shares	9,201	181	11,602	7,270

(a)	Amount rounds to less than 500.
(b)	Commencement of offering of class of shares effective September 9, 2016 for Mid Cap Growth and Mid Cap Value Fund.
(c)	Commencement of offering of class of shares effective September 9, 2016 for Mid Cap Value Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2017

	Multi-Cap Market Neutral Fund		Value Advantage Fund
	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$2,422	$1,341	$194,487	$526,758
Distributions reinvested	—	—	25,163	16,190
Cost of shares redeemed	(908)	(2,701)	(222,194)	(1,438,824)

Change in net assets resulting from Class A capital transactions	$1,514	$(1,360)	$(2,544)	$(895,876)

Class C
Proceeds from shares issued	$21	$57	$29,782	$124,351
Distributions reinvested	—	—	7,029	3,544
Cost of shares redeemed	(2,636)	(2,962)	(162,413)	(223,429)

Change in net assets resulting from Class C capital transactions	$(2,615)	$(2,905)	$(125,602)	$(95,534)

Class I
Proceeds from shares issued	$348	$1,846	$437,854	$1,247,895
Distributions reinvested	—	—	44,769	12,528
Cost of shares redeemed	(4,465)	(63,728)	(302,400)	(728,849)

Change in net assets resulting from Class I capital transactions	$(4,117)	$(61,882)	$180,223	$531,574

Class L
Proceeds from shares issued	$—	$—	$589,635	$1,631,959
Distributions reinvested	—	—	85,647	45,687
Cost of shares redeemed	—	—	(504,981)	(3,876,760)
Redemptions in-kind (See Note 7)	—	—	—	(644,712)

Change in net assets resulting from Class L capital transactions	$—	$—	$170,301	$(2,843,826)

Class R2 (a)
Proceeds from shares issued	$—	$—	$26	$—
Distributions reinvested	—	—	— (b)	—

Change in net assets resulting from Class R2 capital transactions	$—	$—	$26	$—

Class R3 (c)
Proceeds from shares issued	$—	$—	$466	$393
Distributions reinvested	—	—	14	— (b)
Cost of shares redeemed	—	—	(51)	(15)

Change in net assets resulting from Class R3 capital transactions	$—	$—	$429	$378

Class R4 (c)
Proceeds from shares issued	$—	$—	$3,959	$31
Distributions reinvested	—	—	43	— (b)
Cost of shares redeemed	—	—	(2,097)	— (b)

Change in net assets resulting from Class R4 capital transactions	$—	$—	$1,905	$31

Class R5 (c)
Proceeds from shares issued	$—	$—	$4,874	$415
Distributions reinvested	—	—	115	— (b)
Cost of shares redeemed	—	—	(402)	— (b)

Change in net assets resulting from Class R5 capital transactions	$—	$—	$4,587	$415

Class R6 (c)
Proceeds from shares issued	$—	$—	$233,832	$2,989,115
Distributions reinvested	—	—	77,658	44,017
Cost of shares redeemed	—	—	(139,985)	(353,991)

Change in net assets resulting from Class R6 capital transactions	$—	$—	$171,505	$2,679,141

Total change in net assets resulting from capital transactions	$(5,218)	$(66,147)	$400,830	$(623,697)

(a)	Commencement of offering of class of shares effective July 31, 2017 for Value Advantage Fund.
(b)	Amount rounds to less than 500.
(c)	Commencement of offering of class of shares effective September 9, 2016 for Value Advantage Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	53

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Multi-Cap Market Neutral Fund		Value Advantage Fund
	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017
SHARE TRANSACTIONS:
Class A
Issued	235	133	5,652	16,726
Reinvested	—	—	704	497
Redeemed	(89)	(270)	(6,468)	(45,710)

Change in Class A Shares	146	(137)	(112)	(28,487)

Class C
Issued	2	6	870	3,919
Reinvested	—	—	198	109
Redeemed	(274)	(315)	(4,750)	(7,093)

Change in Class C Shares	(272)	(309)	(3,682)	(3,065)

Class I
Issued	33	180	12,692	38,266
Reinvested	—	—	1,245	383
Redeemed	(428)	(6,171)	(8,680)	(23,245)

Change in Class I Shares	(395)	(5,991)	5,257	15,404

Class L
Issued	—	—	17,022	51,361
Reinvested	—	—	2,380	1,397
Redeemed	—	—	(14,364)	(129,686)
Redemptions in-kind (See Note 7)	—	—	—	(19,228)

Change in Class L Shares	—	—	5,038	(96,156)

Class R2 (a)
Issued	—	—	1	—
Reinvested	—	—	— (b)	—

Change in Class R2 Shares	—	—	1	—

Class R3 (c)
Issued	—	—	13	12
Reinvested	—	—	1	— (b)
Redeemed	—	—	(2)	— (b)

Change in Class R3 Shares	—	—	12	12

Class R4 (c)
Issued	—	—	113	1
Reinvested	—	—	1	— (b)
Redeemed	—	—	(60)	—

Change in Class R4 Shares	—	—	54	1

Class R5 (c)
Issued	—	—	143	12
Reinvested	—	—	3	— (b)
Redeemed	—	—	(11)	— (b)

Change in Class R5 Shares	—	—	135	12

Class R6 (c)
Issued	—	—	6,676	100,995
Reinvested	—	—	2,160	1,347
Redeemed	—	—	(3,944)	(11,008)

Change in Class R6 Shares	—	—	4,892	91,334

(a)	Commencement of offering of class of shares effective July 31, 2017 for Value Advantage Fund.
(b)	Amount rounds to less than 500.
(c)	Commencement of offering of class of shares effective September 9, 2016 for Value Advantage Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2017

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2017	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	55

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Growth Advantage Fund
Class A
Six Months Ended December 31, 2017 (Unaudited)	$17.95	$(0.06)		$2.62	$2.56	$—	$(0.84)	$(0.84)
Year Ended June 30, 2017	14.42	(0.09)		3.62	3.53	—	—	—
Year Ended June 30, 2016	15.74	(0.08)		(0.71)	(0.79)	—	(0.53)	(0.53)
Year Ended June 30, 2015	14.24	(0.10)		2.17	2.07	—	(0.57)	(0.57)
Year Ended June 30, 2014	11.43	(0.07)		3.52	3.45	—	(0.64)	(0.64)
Year Ended June 30, 2013	9.49	0.01	(f)	1.97	1.98	(0.01)	(0.03)	(0.04)

Class C
Six Months Ended December 31, 2017 (Unaudited)	15.99	(0.10)		2.34	2.24	—	(0.84)	(0.84)
Year Ended June 30, 2017	12.91	(0.15)		3.23	3.08	—	—	—
Year Ended June 30, 2016	14.22	(0.14)		(0.64)	(0.78)	—	(0.53)	(0.53)
Year Ended June 30, 2015	12.98	(0.15)		1.96	1.81	—	(0.57)	(0.57)
Year Ended June 30, 2014	10.51	(0.12)		3.23	3.11	—	(0.64)	(0.64)
Year Ended June 30, 2013	8.77	(0.04	)(f)	1.81	1.77	—	(0.03)	(0.03)

Class I
Six Months Ended December 31, 2017 (Unaudited)	18.40	(0.04)		2.70	2.66	—	(0.84)	(0.84)
Year Ended June 30, 2017	14.75	(0.05)		3.70	3.65	—	—	—
Year Ended June 30, 2016	16.06	(0.06)		(0.72)	(0.78)	—	(0.53)	(0.53)
Year Ended June 30, 2015	14.50	(0.07)		2.20	2.13	—	(0.57)	(0.57)
Year Ended June 30, 2014	11.60	(0.04)		3.58	3.54	—	(0.64)	(0.64)
Year Ended June 30, 2013	9.63	0.04	(f)	1.98	2.02	(0.02)	(0.03)	(0.05)

Class R2
July 31, 2017 (g) through December 31, 2017 (Unaudited)	18.47	(0.07)		2.09	2.02	—	(0.84)	(0.84)

Class R3
Six Months Ended December 31, 2017 (Unaudited)	17.96	(0.05)		2.61	2.56	—	(0.84)	(0.84)
May 31, 2017 (g) through June 30, 2017	17.85	(0.01)		0.12	0.11	—	—	—

Class R4
Six Months Ended December 31, 2017 (Unaudited)	18.40	(0.04)		2.69	2.65	—	(0.84)	(0.84)
May 31, 2017 (g) through June 30, 2017	18.29	—	(h)	0.11	0.11	—	—	—

Class R5
Six Months Ended December 31, 2017 (Unaudited)	18.69	(0.02)		2.73	2.71	—	(0.84)	(0.84)
Year Ended June 30, 2017	14.96	(0.03)		3.76	3.73	—	—	—
Year Ended June 30, 2016	16.25	(0.03)		(0.73)	(0.76)	—	(0.53)	(0.53)
Year Ended June 30, 2015	14.63	(0.04)		2.23	2.19	—	(0.57)	(0.57)
Year Ended June 30, 2014	11.68	(0.02)		3.61	3.59	—	(0.64)	(0.64)
Year Ended June 30, 2013	9.69	0.06	(f)	2.01	2.07	(0.05)	(0.03)	(0.08)

Class R6
Six Months Ended December 31, 2017 (Unaudited)	18.76	(0.01)		2.74	2.73	—	(0.84)	(0.84)
Year Ended June 30, 2017	15.00	(0.01)		3.77	3.76	—	—	—
Year Ended June 30, 2016	16.27	(0.01)		(0.73)	(0.74)	—	(0.53)	(0.53)
Year Ended June 30, 2015	14.64	(0.03)		2.23	2.20	—	(0.57)	(0.57)
December 23, 2013 (g) through June 30, 2014	13.86	(0.01)		0.79	0.78	—	—	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.02), $(0.06), $0.01 and $0.03 for Class A, Class C, Class I and Class R5 Shares, respectively, and the net investment income (loss) ratio would have been (0.17)%, (0.66)%, 0.09% and 0.27% for Class A, Class C, Class I and Class R5 Shares, respectively.
(g)	Commencement of offering of class of shares.
(h)	Amount rounds to less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2017

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$19.67	14.25%	$1,693,319	1.20%	(0.64)%		1.25%	11%
17.95	24.48	1,550,092	1.24	(0.56)		1.32	34
14.42	(5.07)	1,643,136	1.25	(0.55)		1.35	46
15.74	14.99	1,174,260	1.24	(0.65)		1.35	46
14.24	30.69	717,564	1.24	(0.51)		1.31	62
11.43	20.95	276,670	1.24	0.11	(f)	1.28	76

17.39	14.00	639,685	1.70	(1.14)		1.75	11
15.99	23.86	605,999	1.74	(1.06)		1.82	34
12.91	(5.55)	594,190	1.75	(1.04)		1.85	46
14.22	14.43	321,500	1.74	(1.14)		1.84	46
12.98	30.12	144,229	1.74	(1.01)		1.81	62
10.51	20.27	42,655	1.74	(0.38	)(f)	1.78	76

20.22	14.45	1,329,706	0.95	(0.38)		1.00	11
18.40	24.75	1,691,899	1.00	(0.31)		1.04	34
14.75	(4.91)	922,981	1.08	(0.41)		1.09	46
16.06	15.14	1,219,501	1.09	(0.48)		1.09	46
14.50	31.03	975,175	1.05	(0.30)		1.06	62
11.60	21.14	842,783	1.03	0.37	(f)	1.03	76

19.65	10.93	24	1.45	(0.81)		1.50	11

19.68	14.24	275	1.19	(0.54)		1.25	11
17.96	0.62	20	1.25	(0.55)		1.25	34

20.21	14.39	23	0.95	(0.39)		1.00	11
18.40	0.60	20	0.99	(0.29)		1.00	34

20.56	14.49	109,303	0.80	(0.24)		0.85	11
18.69	24.93	95,952	0.85	(0.17)		0.88	34
14.96	(4.72)	82,358	0.89	(0.20)		0.90	46
16.25	15.42	58,686	0.86	(0.25)		0.87	46
14.63	31.25	1,453,864	0.85	(0.11)		0.86	62
11.68	21.49	835,233	0.83	0.55	(f)	0.84	76

20.65	14.54	4,256,403	0.70	(0.14)		0.75	11
18.76	25.07	3,153,928	0.74	(0.06)		0.75	34
15.00	(4.59)	2,720,935	0.76	(0.07)		0.76	46
16.27	15.48	2,414,333	0.76	(0.17)		0.77	46
14.64	5.63	271,958	0.80	(0.15)		0.82	62

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	57

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Mid Cap Equity Fund
Class A
Six Months Ended December 31, 2017 (Unaudited)	$48.53	$(0.02)		$4.50	$4.48	$—	$(2.85)	$(2.85)
Year Ended June 30, 2017	42.95	(0.02)		7.02	7.00	(0.05)	(1.37)	(1.42)
Year Ended June 30, 2016	47.12	(0.01)		(2.02)	(2.03)	(0.03)	(2.11)	(2.14)
Year Ended June 30, 2015	44.91	(0.03)		4.32	4.29	(0.02)	(2.06)	(2.08)
Year Ended June 30, 2014	38.10	(0.04)		10.25	10.21	(0.02)	(3.38)	(3.40)
Year Ended June 30, 2013	30.97	0.10	(f)	7.36	7.46	(0.07)	(0.26)	(0.33)

Class C
Six Months Ended December 31, 2017 (Unaudited)	47.05	(0.14)		4.36	4.22	—	(2.85)	(2.85)
Year Ended June 30, 2017	41.85	(0.25)		6.82	6.57	—	(1.37)	(1.37)
Year Ended June 30, 2016	46.16	(0.23)		(1.97)	(2.20)	—	(2.11)	(2.11)
Year Ended June 30, 2015	44.21	(0.25)		4.23	3.98	—	(2.03)	(2.03)
Year Ended June 30, 2014	37.71	(0.24)		10.12	9.88	—	(3.38)	(3.38)
Year Ended June 30, 2013	30.75	(0.07	)(f)	7.29	7.22	— (g)	(0.26)	(0.26)

Class I
Six Months Ended December 31, 2017 (Unaudited)	49.13	0.06		4.56	4.62	(0.07)	(2.85)	(2.92)
Year Ended June 30, 2017	43.41	0.14		7.09	7.23	(0.14)	(1.37)	(1.51)
Year Ended June 30, 2016	47.47	0.11		(1.99)	(1.88)	(0.07)	(2.11)	(2.18)
Year Ended June 30, 2015	45.15	0.13		4.34	4.47	(0.09)	(2.06)	(2.15)
Year Ended June 30, 2014	38.22	0.11		10.30	10.41	(0.10)	(3.38)	(3.48)
Year Ended June 30, 2013	31.05	0.20	(f)	7.40	7.60	(0.17)	(0.26)	(0.43)

Class R2
Six Months Ended December 31, 2017 (Unaudited)	48.21	(0.09)		4.47	4.38	—	(2.85)	(2.85)
Year Ended June 30, 2017	42.75	(0.14)		6.98	6.84	(0.01)	(1.37)	(1.38)
Year Ended June 30, 2016	46.98	(0.13)		(1.99)	(2.12)	—	(2.11)	(2.11)
Year Ended June 30, 2015	44.87	(0.14)		4.30	4.16	—	(2.05)	(2.05)
March 14, 2014 (h) through June 30, 2014	42.92	(0.05)		2.01	1.96	(0.01)	—	(0.01)

Class R5
Six Months Ended December 31, 2017 (Unaudited)	49.17	0.12		4.53	4.65	(0.15)	(2.85)	(3.00)
Year Ended June 30, 2017	43.43	0.18		7.11	7.29	(0.18)	(1.37)	(1.55)
Year Ended June 30, 2016	47.49	0.18		(2.03)	(1.85)	(0.10)	(2.11)	(2.21)
Year Ended June 30, 2015	45.15	0.20		4.33	4.53	(0.13)	(2.06)	(2.19)
March 14, 2014 (h) through June 30, 2014	43.14	0.04		2.02	2.06	(0.05)	—	(0.05)

Class R6
Six Months Ended December 31, 2017 (Unaudited)	49.18	0.12		4.55	4.67	(0.17)	(2.85)	(3.02)
Year Ended June 30, 2017	43.44	0.21		7.09	7.30	(0.19)	(1.37)	(1.56)
Year Ended June 30, 2016	47.49	0.20		(2.02)	(1.82)	(0.12)	(2.11)	(2.23)
Year Ended June 30, 2015	45.15	0.20		4.34	4.54	(0.14)	(2.06)	(2.20)
March 14, 2014 (h) through June 30, 2014	43.14	0.04		2.02	2.06	(0.05)	—	(0.05)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.03, $(0.14) and $0.14 for Class A, Class C and Class I Shares, respectively, and the net investment income (loss) ratio would have been 0.09%, (0.39)% and 0.39% for Class A, Class C and Class I Shares, respectively.
(g)	Amount rounds to less than $0.005.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2017

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$50.16	9.30%	$401,373	1.21%	(0.06)%		1.26%	14%
48.53	16.61	378,055	1.24	(0.05)		1.37	38
42.95	(4.17)	335,424	1.25	(0.03)		1.43	39
47.12	9.99	232,320	1.24	(0.06)		1.44	41
44.91	27.96	156,016	1.24	(0.08)		1.41	47
38.10	24.23	21,171	1.24	0.27	(f)	1.49	67

48.42	9.03	29,401	1.71	(0.57)		1.76	14
47.05	16.01	30,596	1.74	(0.56)		1.92	38
41.85	(4.64)	32,045	1.75	(0.54)		1.96	39
46.16	9.44	25,597	1.74	(0.56)		1.91	41
44.21	27.34	20,018	1.74	(0.57)		1.93	47
37.71	23.60	6,136	1.74	(0.21	)(f)	2.00	67

50.83	9.47	361,931	0.89	0.22		1.01	14
49.13	17.01	778,378	0.89	0.30		1.08	38
43.41	(3.81)	622,440	0.90	0.25		1.20	39
47.47	10.35	1,773,929	0.89	0.29		1.16	41
45.15	28.45	1,773,321	0.89	0.27		1.18	47
38.22	24.64	932,920	0.89	0.57	(f)	1.23	67

49.74	9.15	411	1.46	(0.37)		1.58	14
48.21	16.30	600	1.49	(0.31)		1.69	38
42.75	(4.38)	688	1.50	(0.30)		1.81	39
46.98	9.71	823	1.49	(0.31)		1.69	41
44.87	4.56	688	1.47	(0.41)		1.60	47

50.82	9.53	5,659	0.77	0.46		0.86	14
49.17	17.14	1,804	0.79	0.40		0.87	38
43.43	(3.73)	2,840	0.80	0.42		0.91	39
47.49	10.49	1,636	0.79	0.43		0.88	41
45.15	4.77	91	0.78	0.27		0.91	47

50.83	9.57	2,226,800	0.70	0.45		0.76	14
49.18	17.18	1,619,045	0.74	0.45		0.75	38
43.44	(3.66)	1,370,912	0.74	0.46		0.77	39
47.49	10.53	1,268,988	0.74	0.45		0.80	41
45.15	4.78	823,036	0.73	0.34		0.86	47

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	59

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gain
Mid Cap Growth Fund
Class A
Six Months Ended December 31, 2017 (Unaudited)	$27.99	$(0.10)		$3.38	$3.28	$(2.14)
Year Ended June 30, 2017	23.43	(0.14)		4.71	4.57	(0.01)
Year Ended June 30, 2016	27.71	(0.15)		(2.67)	(2.82)	(1.46)
Year Ended June 30, 2015	27.49	(0.18)		3.19	3.01	(2.79)
Year Ended June 30, 2014	22.99	(0.13	)(f)	7.42	7.29	(2.79)
Year Ended June 30, 2013	19.52	(0.04	)(g)	4.50	4.46	(0.99)

Class C
Six Months Ended December 31, 2017 (Unaudited)	22.64	(0.14)		2.72	2.58	(2.14)
Year Ended June 30, 2017	19.05	(0.22)		3.82	3.60	(0.01)
Year Ended June 30, 2016	22.93	(0.22)		(2.20)	(2.42)	(1.46)
Year Ended June 30, 2015	23.35	(0.26)		2.63	2.37	(2.79)
Year Ended June 30, 2014	19.97	(0.22	)(f)	6.39	6.17	(2.79)
Year Ended June 30, 2013	17.17	(0.12	)(g)	3.91	3.79	(0.99)

Class I
Six Months Ended December 31, 2017 (Unaudited)	31.79	(0.06)		3.84	3.78	(2.14)
Year Ended June 30, 2017	26.52	(0.07)		5.35	5.28	(0.01)
Year Ended June 30, 2016	31.06	(0.09)		(2.99)	(3.08)	(1.46)
Year Ended June 30, 2015	30.39	(0.11)		3.57	3.46	(2.79)
Year Ended June 30, 2014	25.08	(0.06	)(f)	8.16	8.10	(2.79)
Year Ended June 30, 2013	21.15	0.03	(g)	4.89	4.92	(0.99)

Class R2
Six Months Ended December 31, 2017 (Unaudited)	30.31	(0.14)		3.65	3.51	(2.14)
Year Ended June 30, 2017	25.41	(0.21)		5.12	4.91	(0.01)
Year Ended June 30, 2016	29.96	(0.18)		(2.91)	(3.09)	(1.46)
Year Ended June 30, 2015	29.54	(0.24)		3.45	3.21	(2.79)
Year Ended June 30, 2014	24.56	(0.20	)(f)	7.97	7.77	(2.79)
Year Ended June 30, 2013	20.83	(0.07	)(g)	4.79	4.72	(0.99)

Class R3
Six Months Ended December 31, 2017 (Unaudited)	31.71	(0.11)		3.82	3.71	(2.14)
September 9, 2016 (h) through June 30, 2017	27.06	(0.13)		4.79	4.66	(0.01)

Class R4
Six Months Ended December 31, 2017 (Unaudited)	31.77	(0.06)		3.83	3.77	(2.14)
September 9, 2016 (h) through June 30, 2017	27.06	(0.06)		4.78	4.72	(0.01)

Class R5
Six Months Ended December 31, 2017 (Unaudited)	32.09	(0.03)		3.87	3.84	(2.14)
Year Ended June 30, 2017	26.74	(0.03)		5.39	5.36	(0.01)
Year Ended June 30, 2016	31.26	(0.03)		(3.03)	(3.06)	(1.46)
Year Ended June 30, 2015	30.52	(0.07)		3.60	3.53	(2.79)
Year Ended June 30, 2014	25.15	(0.02	)(f)	8.18	8.16	(2.79)
Year Ended June 30, 2013	21.18	0.06	(g)	4.90	4.96	(0.99)

Class R6
Six Months Ended December 31, 2017 (Unaudited)	32.20	(0.02)		3.88	3.86	(2.14)
Year Ended June 30, 2017	26.82	(0.02)		5.41	5.39	(0.01)
Year Ended June 30, 2016	31.33	(0.02)		(3.03)	(3.05)	(1.46)
Year Ended June 30, 2015	30.57	(0.06)		3.61	3.55	(2.79)
Year Ended June 30, 2014	25.17	—	(f)(i)	8.19	8.19	(2.79)
Year Ended June 30, 2013	21.19	0.08	(g)	4.89	4.97	(0.99)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends the net investment income(loss) per share would have been $(0.14), $(0.23), $(0.06), $(0.20), $(0.02) and $(0.01) and for Class A, Class C, Class I, Class R2, Class R5 and Class R6 Shares, respectively, and the net investment income (loss) ratio would have been (0.53)%, (1.03)%, (0.22)%, (0.73)%, (0.08)%, (0.03)% for Class A, Class C, Class I, Class R2, Class R5 and Class R6 Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2017

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$29.13	11.82%	$931,185	1.23%	(0.65)%		1.29%	23%
27.99	19.52	915,226	1.23	(0.56)		1.36	41
23.43	(10.29)	949,148	1.24	(0.59)		1.40	56
27.71	12.37	984,262	1.23	(0.68)		1.35	57
27.49	33.44	765,310	1.24	(0.51	)(f)	1.37	69
22.99	23.70	586,787	1.23	(0.17	)(g)	1.45	70

23.08	11.52	81,203	1.73	(1.15)		1.77	23
22.64	18.92	90,640	1.73	(1.06)		1.85	41
19.05	(10.70)	96,729	1.74	(1.08)		1.90	56
22.93	11.78	75,494	1.73	(1.19)		1.86	57
23.35	32.85	41,047	1.73	(1.01	)(f)	1.86	69
19.97	23.03	23,745	1.73	(0.67	)(g)	1.95	70

33.43	11.98	1,061,416	0.92	(0.33)		1.01	23
31.79	19.92	1,050,151	0.92	(0.25)		1.08	41
26.52	(10.01)	929,489	0.93	(0.31)		1.13	56
31.06	12.68	1,562,284	0.92	(0.37)		1.12	57
30.39	33.91	1,254,748	0.93	(0.20	)(f)	1.12	69
25.08	24.06	894,740	0.93	0.14	(g)	1.20	70

31.68	11.68	36,591	1.48	(0.90)		1.56	23
30.31	19.34	35,242	1.42	(0.74)		1.69	41
25.41	(10.42)	32,092	1.40	(0.71)		1.71	56
29.96	12.18	9,868	1.39	(0.85)		1.64	57
29.54	33.25	1,852	1.40	(0.71	)(f)	1.59	69
24.56	23.46	320	1.39	(0.32	)(g)	1.71	70

33.28	11.79	2,153	1.23	(0.62)		1.30	23
31.71	17.24	152	1.23	(0.54)		1.42	41

33.40	11.96	4,463	0.98	(0.38)		1.05	23
31.77	17.46	129	0.98	(0.23)		1.10	41

33.79	12.06	282,628	0.78	(0.19)		0.86	23
32.09	20.06	247,068	0.78	(0.10)		0.89	41
26.74	(9.87)	224,498	0.79	(0.13)		0.91	56
31.26	12.87	164,713	0.78	(0.25)		0.87	57
30.52	34.06	27,454	0.79	(0.06	)(f)	0.92	69
25.15	24.22	17,848	0.79	0.28	(g)	1.00	70

33.92	12.08	1,102,019	0.73	(0.15)		0.76	23
32.20	20.11	749,670	0.73	(0.06)		0.76	41
26.82	(9.82)	619,527	0.73	(0.06)		0.77	56
31.33	12.92	265,905	0.73	(0.19)		0.78	57
30.57	34.16	86,150	0.74	(0.01	)(f)	0.86	69
25.17	24.26	47,434	0.74	0.34	(g)	0.98	70

(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.09), $(0.17), $(0.02), $(0.13), $0.01 and $0.02 for Class A, Class C, Class I, Class R2, Class R5 and Class R6 Shares, respectively, and the net investment income (loss) ratio would have been (0.42)%, (0.92)%, (0.10)%, (0.57)%, 0.04% and 0.09% for Class A, Class C, Class I, Class R2, Class R5 and Class R6 Shares, respectively.
(h)	Commencement of offering of class of shares.
(i)	Amount rounds to less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	61

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Mid Cap Value Fund
Class A
Six Months Ended December 31, 2017 (Unaudited)	$37.80	$0.09		$2.42	$2.51	$(0.18)	$(0.72)	$(0.90)
Year Ended June 30, 2017	35.41	0.17		4.60	4.77	(0.14)	(2.24)	(2.38)
Year Ended June 30, 2016	36.98	0.19		0.33	0.52	(0.14)	(1.95)	(2.09)
Year Ended June 30, 2015	37.25	0.20		2.52	2.72	(0.20)	(2.79)	(2.99)
Year Ended June 30, 2014	31.68	0.15	(f)	7.02	7.17	(0.15)	(1.45)	(1.60)
Year Ended June 30, 2013	25.80	0.19	(g)	6.20	6.39	(0.29)	(0.22)	(0.51)

Class C
Six Months Ended December 31, 2017 (Unaudited)	36.35	(0.02)		2.32	2.30	—	(0.72)	(0.72)
Year Ended June 30, 2017	34.17	(0.02)		4.44	4.42	—	(2.24)	(2.24)
Year Ended June 30, 2016	35.79	0.01		0.32	0.33	—	(1.95)	(1.95)
Year Ended June 30, 2015	36.19	0.01		2.44	2.45	(0.06)	(2.79)	(2.85)
Year Ended June 30, 2014	30.84	(0.03	)(f)	6.83	6.80	— (h)	(1.45)	(1.45)
Year Ended June 30, 2013	25.14	0.05	(g)	6.03	6.08	(0.16)	(0.22)	(0.38)

Class I
Six Months Ended December 31, 2017 (Unaudited)	38.24	0.14		2.44	2.58	(0.28)	(0.72)	(1.00)
Year Ended June 30, 2017	35.79	0.27		4.66	4.93	(0.24)	(2.24)	(2.48)
Year Ended June 30, 2016	37.36	0.28		0.33	0.61	(0.23)	(1.95)	(2.18)
Year Ended June 30, 2015	37.61	0.28		2.55	2.83	(0.29)	(2.79)	(3.08)
Year Ended June 30, 2014	31.95	0.23	(f)	7.10	7.33	(0.22)	(1.45)	(1.67)
Year Ended June 30, 2013	26.01	0.27	(g)	6.24	6.51	(0.35)	(0.22)	(0.57)

Class L
Six Months Ended December 31, 2017 (Unaudited)	38.70	0.19		2.48	2.67	(0.37)	(0.72)	(1.09)
Year Ended June 30, 2017	36.19	0.36		4.71	5.07	(0.32)	(2.24)	(2.56)
Year Ended June 30, 2016	37.76	0.37		0.33	0.70	(0.32)	(1.95)	(2.27)
Year Ended June 30, 2015	37.99	0.40		2.56	2.96	(0.40)	(2.79)	(3.19)
Year Ended June 30, 2014	32.26	0.32	(f)	7.17	7.49	(0.31)	(1.45)	(1.76)
Year Ended June 30, 2013	26.24	0.34	(g)	6.31	6.65	(0.41)	(0.22)	(0.63)

Class R2
Six Months Ended December 31, 2017 (Unaudited)	36.33	0.04		2.32	2.36	(0.12)	(0.72)	(0.84)
Year Ended June 30, 2017	34.14	0.07		4.43	4.50	(0.07)	(2.24)	(2.31)
Year Ended June 30, 2016	35.73	0.10		0.32	0.42	(0.06)	(1.95)	(2.01)
Year Ended June 30, 2015	36.14	0.10		2.43	2.53	(0.15)	(2.79)	(2.94)
Year Ended June 30, 2014	30.81	0.06	(f)	6.82	6.88	(0.10)	(1.45)	(1.55)
Year Ended June 30, 2013	25.18	0.12	(g)	6.03	6.15	(0.30)	(0.22)	(0.52)

Class R3
Six Months Ended December 31, 2017 (Unaudited)	37.67	0.10		2.39	2.49	(0.30)	(0.72)	(1.02)
September 9, 2016 (i) through June 30, 2017	35.78	0.26		4.15	4.41	(0.28)	(2.24)	(2.52)

Class R4
Six Months Ended December 31, 2017 (Unaudited)	38.16	0.16		2.42	2.58	(0.34)	(0.72)	(1.06)
September 9, 2016 (i) through June 30, 2017	36.18	0.38		4.15	4.53	(0.31)	(2.24)	(2.55)

Class R5
Six Months Ended December 31, 2017 (Unaudited)	38.67	0.19		2.45	2.64	(0.35)	(0.72)	(1.07)
September 9, 2016 (i) through June 30, 2017	36.60	0.36		4.28	4.64	(0.33)	(2.24)	(2.57)

Class R6
Six Months Ended December 31, 2017 (Unaudited)	38.69	0.21		2.45	2.66	(0.37)	(0.72)	(1.09)
September 9, 2016 (i) through June 30, 2017	36.60	0.32		4.34	4.66	(0.33)	(2.24)	(2.57)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2017

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$39.41	6.66%	$2,215,850	1.23%	0.47%		1.25%	6%
37.80	13.83	2,149,689	1.23	0.45		1.36	23
35.41	1.85	2,302,567	1.24	0.54		1.41	20
36.98	7.68	2,623,772	1.23	0.53		1.38	18
37.25	23.25	3,404,974	1.23	0.42	(f)	1.37	25
31.68	25.06	3,157,503	1.23	0.67	(g)	1.38	23

37.93	6.35	255,149	1.74	(0.12)		1.75	6
36.35	13.27	452,351	1.74	(0.06)		1.80	23
34.17	1.35	549,619	1.75	0.03		1.83	20
35.79	7.12	595,385	1.74	0.03		1.84	18
36.19	22.63	608,283	1.74	(0.09	)(f)	1.87	25
30.84	24.43	534,813	1.74	0.16	(g)	1.88	23

39.82	6.76	3,087,279	0.98	0.72		1.00	6
38.24	14.15	2,902,646	0.98	0.72		1.07	23
35.79	2.11	2,332,160	0.99	0.80		1.11	20
37.36	7.92	2,347,703	0.98	0.75		1.10	18
37.61	23.59	2,967,759	0.98	0.67	(f)	1.12	25
31.95	25.35	2,870,752	0.98	0.92	(g)	1.13	23

40.28	6.92	12,578,641	0.74	0.96		0.85	6
38.70	14.39	12,478,637	0.74	0.96		0.91	23
36.19	2.35	10,313,629	0.75	1.04		0.94	20
37.76	8.19	10,320,516	0.74	1.05		0.94	18
37.99	23.88	8,581,992	0.74	0.92	(f)	0.97	25
32.26	25.68	6,627,529	0.74	1.16	(g)	0.98	23

37.85	6.52	88,752	1.49	0.21		1.51	6
36.33	13.53	85,287	1.49	0.21		1.65	23
34.14	1.61	66,167	1.50	0.29		1.75	20
35.73	7.38	71,697	1.49	0.28		1.71	18
36.14	22.94	71,958	1.49	0.17	(f)	1.62	25
30.81	24.71	57,003	1.49	0.43	(g)	1.63	23

39.14	6.63	53,094	1.24	0.51		1.25	6
37.67	12.70	19,262	1.24	0.87		1.35	23

39.68	6.78	14,884	0.99	0.81		1.00	6
38.16	12.89	3,537	0.99	1.26		1.10	23

40.24	6.85	88,600	0.84	0.97		0.85	6
38.67	13.06	30,334	0.84	1.18		1.02	23

40.26	6.90	759,806	0.74	1.08		0.75	6
38.69	13.13	281,269	0.74	1.05		0.75	23

(f)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends the net investment income (loss) per share would have been $0.14, $(0.03), $0.23, $0.32 and $0.05 for Class A, Class C, Class I, Class L and Class R2 Shares, respectively and the net investment income (loss) ratio would have been 0.41%, (0.10)%, 0.66%, 0.90% and 0.16% for Class A, Class C, Class I, Class L and Class R2 Shares, respectively.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends the net investment income (loss) per share would have been $0.16, $0.01, $0.23, $0.31 and $0.09 for Class A, Class C, Class I, Class L and Class R2 Shares, respectively and the net investment income (loss) ratio would have been 0.55%, 0.04%, 0.80%, 1.04% and 0.31% for Class A, Class C, Class I, Class L and Class R2 Shares, respectively.
(h)	Amount rounds to less than $0.005.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	63

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations

	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations
Multi-Cap Market Neutral Fund
Class A
Six Months Ended December 31, 2017 (Unaudited)	$9.97	$(0.01)		$0.40	$0.39
Year Ended June 30, 2017	9.90	(0.08)		0.15	0.07
Year Ended June 30, 2016	9.87	(0.10)		0.13	0.03
Year Ended June 30, 2015	9.91	(0.11)		0.07	(0.04)
Year Ended June 30, 2014	9.79	(0.13)		0.25	0.12
Year Ended June 30, 2013	9.69	(0.11	)(g)	0.21	0.10

Class C
Six Months Ended December 31, 2017 (Unaudited)	9.31	(0.05)		0.39	0.34
Year Ended June 30, 2017	9.29	(0.12)		0.14	0.02
Year Ended June 30, 2016	9.31	(0.14)		0.12	(0.02)
Year Ended June 30, 2015	9.40	(0.15)		0.06	(0.09)
Year Ended June 30, 2014	9.33	(0.17)		0.24	0.07
Year Ended June 30, 2013	9.30	(0.17	)(g)	0.20	0.03

Class I
Six Months Ended December 31, 2017 (Unaudited)	10.23	—	(h)	0.41	0.41
Year Ended June 30, 2017	10.13	(0.06)		0.16	0.10
Year Ended June 30, 2016	10.07	(0.08)		0.14	0.06
Year Ended June 30, 2015	10.09	(0.09)		0.07	(0.02)
Year Ended June 30, 2014	9.94	(0.11)		0.26	0.15
Year Ended June 30, 2013	9.82	(0.09	)(g)	0.21	0.12

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% or unless otherwise noted.
(f)	The net expenses and expenses without waivers, reimbursements and earnings credits (excluding dividend expense and interest expense for securities sold short) for Class A are 1.23% and 1.60% for the six months ended December 31, 2017, 1.23% and 1.60% for the year ended June 30, 2017, 1.27% and 1.69% for the year ended June 30, 2016, 1.48% and 1.95% for the year ended June 30, 2015, 1.49% and 1.91% for the year ended June 30, 2014 and 1.48% and 1.88% for the year ended June 30, 2013; for Class C are 1.73% and 2.06% for the six months ended December 31, 2017, 1.73% and 2.10% for the year ended June 30, 2017, 1.77% and 2.20% for the year ended June 30, 2016, 1.98% and 2.45% for the year ended June 30, 2015, 1.99% and 2.40% for the year ended June 30, 2014 and 2.15% and 2.38% for the year ended June 30, 2013; for Class I are 0.97% and 1.30% for the six months ended December 31, 2017, 0.97% and 1.24% for the year ended June 30, 2017, 1.03% and 1.30% for the year ended June 30, 2016, 1.23% and 1.64% for the year ended June 30, 2015, 1.23% and 1.65% for the year ended June 30, 2014, 1.23% and 1.63% for the year ended June 30, 2013, respectively.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.13), $(0.19) and $(0.11) for Class A, Class C and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (1.38)%, (2.06)% and (1.16)% for Class A, Class C and Select Class Shares, respectively.
(h)	Amount rounds to less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2017

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (including dividend and interest expense for securities sold short) (e)(f)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits (including dividend and interest expense for securities sold short) (f)	Portfolio turnover rate (c)	Portfolio turnover rate (including short sales) (c)

$10.36	3.91%	$7,011	2.59%	(0.22)%		2.96%	44%	101%
9.97	0.71	5,295	2.38	(0.78)		2.75	78	229
9.90	0.30	6,608	2.52	(0.97)		2.94	111	258
9.87	(0.40)	6,273	2.68	(1.14)		3.15	74	204
9.91	1.23	10,301	2.78	(1.36)		3.20	106	227
9.79	1.03	14,101	3.04	(1.13	)(g)	3.44	94	251

9.65	3.65	780	3.09	(1.09)		3.42	44	101
9.31	0.22	3,286	2.88	(1.31)		3.25	78	229
9.29	(0.21)	6,147	3.02	(1.47)		3.45	111	258
9.31	(0.96)	6,760	3.18	(1.62)		3.65	74	204
9.40	0.75	8,602	3.28	(1.85)		3.70	106	227
9.33	0.32	11,181	3.69	(1.81	)(g)	3.92	94	251

10.64	4.01	116,264	2.33	(0.06)		2.66	44	101
10.23	0.99	115,804	2.12	(0.54)		2.39	78	229
10.13	0.60	175,348	2.28	(0.74)		2.55	111	258
10.07	(0.20)	277,647	2.43	(0.89)		2.84	74	204
10.09	1.51	431,890	2.52	(1.07)		2.94	106	227
9.94	1.22	317,974	2.78	(0.90	)(g)	3.18	94	251

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	65

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Value Advantage Fund
Class A
Six Months Ended December 31, 2017 (Unaudited)	$33.40	$0.18	$2.89	$3.07	$(0.28)	$(0.35)	$(0.63)
Year Ended June 30, 2017	28.66	0.27	4.77	5.04	(0.30)	—	(0.30)
Year Ended June 30, 2016	29.84	0.27	(0.99)	(0.72)	(0.17)	(0.29)	(0.46)
Year Ended June 30, 2015	29.15	0.19	1.47	1.66	(0.26)	(0.71)	(0.97)
Year Ended June 30, 2014	24.64	0.34	5.03	5.37	(0.16)	(0.70)	(0.86)
Year Ended June 30, 2013	19.96	0.22	4.75	4.97	(0.20)	(0.09)	(0.29)

Class C
Six Months Ended December 31, 2017 (Unaudited)	33.20	0.09	2.87	2.96	(0.07)	(0.35)	(0.42)
Year Ended June 30, 2017	28.52	0.11	4.74	4.85	(0.17)	—	(0.17)
Year Ended June 30, 2016	29.72	0.14	(0.99)	(0.85)	(0.06)	(0.29)	(0.35)
Year Ended June 30, 2015	29.08	0.04	1.47	1.51	(0.16)	(0.71)	(0.87)
Year Ended June 30, 2014	24.61	0.20	5.02	5.22	(0.05)	(0.70)	(0.75)
Year Ended June 30, 2013	19.91	0.11	4.74	4.85	(0.06)	(0.09)	(0.15)

Class I
Six Months Ended December 31, 2017 (Unaudited)	33.62	0.22	2.92	3.14	(0.39)	(0.35)	(0.74)
Year Ended June 30, 2017	28.86	0.35	4.80	5.15	(0.39)	—	(0.39)
Year Ended June 30, 2016	29.99	0.33	(0.98)	(0.65)	(0.19)	(0.29)	(0.48)
Year Ended June 30, 2015	29.27	0.27	1.48	1.75	(0.32)	(0.71)	(1.03)
Year Ended June 30, 2014	24.72	0.42	5.03	5.45	(0.20)	(0.70)	(0.90)
Year Ended June 30, 2013	20.00	0.28	4.75	5.03	(0.22)	(0.09)	(0.31)

Class L
Six Months Ended December 31, 2017 (Unaudited)	33.63	0.26	2.92	3.18	(0.45)	(0.35)	(0.80)
Year Ended June 30, 2017	28.86	0.41	4.82	5.23	(0.46)	—	(0.46)
Year Ended June 30, 2016	30.06	0.43	(1.02)	(0.59)	(0.32)	(0.29)	(0.61)
Year Ended June 30, 2015	29.31	0.34	1.50	1.84	(0.38)	(0.71)	(1.09)
Year Ended June 30, 2014	24.74	0.48	5.04	5.52	(0.25)	(0.70)	(0.95)
Year Ended June 30, 2013	19.99	0.34	4.75	5.09	(0.25)	(0.09)	(0.34)

Class R2
July 31, 2017 (f) through December 31, 2017 (Unaudited)	34.04	0.11	2.28	2.39	(0.36)	(0.35)	(0.71)

Class R3
Six Months Ended December 31, 2017 (Unaudited)	33.24	0.17	2.89	3.06	(0.39)	(0.35)	(0.74)
September 9, 2016 (f) through June 30, 2017	29.33	0.29	4.06	4.35	(0.44)	—	(0.44)

Class R4
Six Months Ended December 31, 2017 (Unaudited)	33.55	0.26	2.86	3.12	(0.44)	(0.35)	(0.79)
September 9, 2016 (f) through June 30, 2017	29.56	0.27	4.18	4.45	(0.46)	—	(0.46)

Class R5
Six Months Ended December 31, 2017 (Unaudited)	33.59	0.24	2.93	3.17	(0.45)	(0.35)	(0.80)
September 9, 2016 (f) through June 30, 2017	29.57	0.30	4.20	4.50	(0.48)	—	(0.48)

Class R6
Six Months Ended December 31, 2017 (Unaudited)	33.61	0.26	2.92	3.18	(0.46)	(0.35)	(0.81)
September 9, 2016 (f) through June 30, 2017	29.57	0.36	4.17	4.53	(0.49)	—	(0.49)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2017

	Ratios/Supplemental data
			Ratios to average net assets (a)

Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$35.84	9.21%	$1,532,975	1.20%	1.01%	1.25%	9%
33.40	17.60	1,432,370	1.24	0.85	1.36	24
28.66	(2.34)	2,045,698	1.24	0.98	1.43	26
29.84	5.78	2,440,061	1.24	0.64	1.41	17
29.15	22.19	1,701,250	1.24	1.26	1.33	36
24.64	25.09	784,359	1.24	0.98	1.33	22

35.74	8.92	672,156	1.70	0.51	1.76	9
33.20	17.02	746,521	1.74	0.34	1.81	24
28.52	(2.82)	728,800	1.74	0.49	1.85	26
29.72	5.26	701,023	1.73	0.14	1.83	17
29.08	21.58	402,880	1.74	0.74	1.83	36
24.61	24.45	212,198	1.74	0.49	1.83	22

36.02	9.35	2,509,432	0.95	1.26	1.00	9
33.62	17.89	2,165,577	0.99	1.09	1.04	24
28.86	(2.10)	1,414,635	0.99	1.16	1.05	26
29.99	6.05	3,095,251	0.99	0.89	1.05	17
29.27	22.49	2,546,808	0.99	1.53	1.08	36
24.72	25.38	1,245,241	0.99	1.23	1.08	22

36.01	9.47	4,082,008	0.74	1.46	0.85	9
33.63	18.17	3,643,327	0.75	1.32	0.87	24
28.86	(1.87)	5,901,818	0.74	1.50	0.88	26
30.06	6.36	5,058,172	0.74	1.15	0.90	17
29.31	22.77	3,042,506	0.74	1.77	0.93	36
24.74	25.73	1,455,125	0.74	1.50	0.93	22

35.72	7.04	27	1.44	0.79	1.51	9

35.56	9.20	861	1.19	0.99	1.29	9
33.24	14.87	385	1.24	1.09	1.36	24

35.88	9.32	1,991	0.89	1.47	1.15	9
33.55	15.10	34	1.00	1.05	1.08	24

35.96	9.43	5,276	0.80	1.39	0.92	9
33.59	15.27	422	0.83	1.14	0.89	24

35.98	9.47	3,462,108	0.70	1.50	0.75	9
33.61	15.35	3,069,390	0.74	1.39	0.75	24

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	67

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 (Unaudited)

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

J.P. Morgan Mutual Fund Investment Trust (“JPMMFIT”), an open-end management investment company, was organized as a Massachusetts business trust on September 23, 1997.

J.P. Morgan Fleming Mutual Fund Group, Inc. (“JPMFMFG”, with JPM I, JPM II and JPMMFIT (collectively, the “Trusts”)), an open-end management investment company, was organized as a Maryland corporation on August 19, 1997.

The following are 6 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/Non-Diversified
Growth Advantage Fund	Class A, Class C, Class I, Class R2*, Class R3, Class R4, Class R5 and Class R6	JPMMFIT	Diversified
Mid Cap Equity Fund	Class A, Class C, Class I, Class R2, Class R5 and Class R6	JPM I	Diversified
Mid Cap Growth Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM II	Diversified
Mid Cap Value Fund	Class A, Class C, Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6	JPMFMFG	Diversified
Multi-Cap Market Neutral Fund	Class A, Class C, and Class I	JPM II	Diversified
Value Advantage Fund	Class A, Class C, Class I, Class L, Class R2*, Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified

*	Class R2 Shares commenced operations on July 31, 2017 for Growth Advantage Fund and Value Advantage Fund.

The investment objective of Growth Advantage Fund and Mid Cap Equity Fund is to seek to provide long-term capital growth.

The investment objective of Mid Cap Growth Fund is to seek growth of capital.

The investment objective of Mid Cap Value Fund is to seek growth from capital appreciation.

The investment objective of Multi-Cap Market Neutral Fund is to seek long-term capital preservation and growth by using strategies designed to produce returns which have no correlation with general domestic market performance.

The investment objective of Value Advantage Fund is to seek to provide long-term total return from a combination of income and capital gains.

Effective as of the close of business on December 1, 2016, Class L Shares of the Value Advantage Fund are publicly offered only on a limited basis. Investors are not eligible to purchase Class L Shares of the Fund unless they meet certain requirements as described in the Fund’s prospectus.

Effective as of the close of business on January 3, 2014, all share classes of the Mid Cap Equity Fund are publicly offered only on a limited basis. Investors are not eligible to purchase shares of the Fund unless they meet certain requirements as described in the Fund’s prospectuses.

Effective as of the close of business on February 22, 2013, all share classes of the Mid Cap Value Fund are publicly offered only on a limited basis. Investors are not eligible to purchase shares of the Fund unless they meet certain requirements as described in the Fund’s prospectuses.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus. Beginning on November 14, 2017, Class C Shares automatically convert to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

68	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2017

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

A market-based approach is primarily used to value the Funds’ investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date. Investments in open-end investment companies (the “Underlying Funds”), are valued at each Underlying Fund’s NAV per share as of the report date.

Futures are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Growth Advantage Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$8,036,507	$—	$—	$8,036,507

Mid Cap Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$3,029,390	$—	$—	$3,029,390

Mid Cap Growth Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$3,508,914	$—	$—	$3,508,914

DECEMBER 31, 2017	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	69

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 (Unaudited) (continued)

Mid Cap Value Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$19,226,859	$—	$—	$19,226,859

Multi-Cap Market Neutral Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$123,133	$—	$—	$123,133

Total Liabilities for Securities Sold Short (a)	$(107,849)	$—	$—	$(107,849)

Depreciation in Other Financial Instruments
Futures Contracts (a)	$(9)	$—	$—	$(9)

Value Advantage Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$12,342,954	$—	$146	$12,343,100

(a)	All portfolio holdings designated as level 1 are disclosed individually on the SOIs. Please refer to the SOIs for industry specifics of portfolio holdings.
(b)	All portfolio holdings designated as level 1 and level 3 are disclosed individually on the SOIs. Level 3 consists of rights. Please refer to the SOIs for industry specifics of portfolio holdings.

There were no transfers among any levels during the six months ended December 31, 2017.

B. Short Sales — Multi-Cap Market Neutral Fund engages in short sales as part of its normal investment activities. In a short sale, the Fund sells securities it does not own in anticipation of a decline in the market value of those securities. In order to deliver securities to the purchaser, the Fund borrows securities from a broker. To close out a short position, the Fund delivers the same securities to the broker.

The Fund is required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash collateral deposited with the broker is recorded as Deposits at broker for securities sold short, while cash collateral deposited at the Fund’s custodian for the benefit of the broker is recorded as Restricted Cash for securities sold short on the Statements of Assets and Liabilities. Securities segregated as collateral are denoted on the SOIs. The Fund may receive or pay the net of the following amounts: (i) a portion of the income from the investment of cash collateral; (ii) the broker’s fee on the borrowed securities (calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on availability of the security); and (iii) a financing charge for the difference between the market value of the short position and cash collateral deposited with the broker. The net amounts of income or fees are included as Interest income or Interest expense on securities sold short on the Statements of Operations.

The Fund is obligated to pay the broker dividends declared on short positions when a position is open on the record date. Dividends on short positions are reported on ex-dividend date on the Statements of Operations as Dividend expense on securities sold short.

Liabilities for securities sold short are reported at market value on the Statements of Assets and Liabilities and the change in market value is recorded as change in net unrealized appreciation (depreciation) on the Statements of Operations. Short sale transactions may result in unlimited losses as the security’s price increases and the short position loses value. There is no upward limit on the price a borrowed security could attain. The Fund is also subject to risk of loss if the broker were to fail to perform its obligations under the contractual terms.

The Fund will record a realized loss if the price of the borrowed security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will record a realized gain if the price of the borrowed security declines between those dates.

As of December 31, 2017, the Fund had outstanding short sales as listed on the SOI.

C. Futures Contracts — Multi-Cap Market Neutral Fund used index futures contracts to gain or reduce exposure to the stock market, maintain liquidity or minimize transaction costs. The Fund also bought futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes

70	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2017

in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The use of futures contracts exposes the Fund to equity price risk. The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade.

The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Fund’s futures contracts activity during the six months ended December 31, 2017 (amounts in thousands):

	Multi-Cap Market Neutral Fund
Futures Contracts:
Average Notional Balance Long	$775	(a)
Average Notional Balance Short	1,673
Ending Notional Balance Long	—
Ending Notional Balance Short	2,325

(a)	For the period July 1, 2017 through July 31, 2017.

The Fund’s futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, and dividend expense on securities sold short, are recorded on the ex-dividend date or when a Fund first learns of the dividend.

To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

E. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each class of the Funds for the six months ended December 31, 2017 are as follows (amounts in thousands):

	Class A	Class C		Class I	Class L	Class R2		Class R3		Class R4		Class R5		Class R6	Total
Growth Advantage Fund
Transfer agency fees	$52	$26		$27	n/a	$—	(a)	$—	(a)	$—	(a)	$2		$14	$121
Mid Cap Equity Fund
Transfer agency fees	9	1		6	n/a	—	(a)	n/a		n/a		—	(a)	7	23
Mid Cap Growth Fund
Transfer agency fees	185	6		17	n/a	12		—	(a)	—	(a)	3		22	245
Mid Cap Value Fund
Transfer agency fees	75	10		22	$375	5		—	(a)	—	(a)	—	(a)	4	491
Multi-Cap Market Neutral Fund
Transfer agency fees	1	—	(a)	1	n/a	n/a		n/a		n/a		n/a		n/a	2
Value Advantage Fund
Transfer agency fees	40	27		19	37	—	(a)	—	(a)	1		2		12	138

(a)	Amount rounds to less than 500.

DECEMBER 31, 2017	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	71

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 (Unaudited) (continued)

F. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of December 31, 2017, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

G. Distributions to Shareholders — Distributions from net investment income are generally declared and paid at least annually. Distributions are declared separately for each class of each Fund. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to Investment Advisory Agreements, J.P. Morgan Investment Management Inc. the Adviser supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Growth Advantage Fund	0.65%
Mid Cap Equity Fund	0.65
Mid Cap Growth Fund	0.65
Mid Cap Value Fund	0.65
Multi-Cap Market Neutral Fund	0.80
Value Advantage Fund	0.65

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to Administration Agreements, the Administrator provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended December 31, 2017, the effective rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Trusts’ principal underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C, Class R2 and Class R3 Shares of the Funds, as applicable, in accordance with Rule 12b-1 under the 1940 Act. Class I, Class L, Class R4, Class R5 and Class R6 Shares do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Class R3
Growth Advantage Fund	0.25%	0.75%	0.50%	0.25%
Mid Cap Equity Fund	0.25	0.75	0.50	n/a
Mid Cap Growth Fund	0.25	0.75	0.50	0.25
Mid Cap Value Fund	0.25	0.75	0.50	0.25
Multi-Cap Market Neutral Fund	0.25	0.75	n/a	n/a
Value Advantage Fund	0.25	0.75	0.50	0.25

72	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2017

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2017, JPMDS retained the following (amounts in thousands):

	Front-End Sales Charge		CDSC
Growth Advantage Fund	$177		$1
Mid Cap Equity Fund	57		—	(a)
Mid Cap Growth Fund	27		—	(a)
Mid Cap Value Fund	10		1
Multi-Cap Market Neutral Fund	—	(a)	—
Value Advantage Fund	100		—	(a)

(a)	Amount rounds to less than 500.

D. Service Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to the shareholders. For performing these services, JPMDS receives a fee, except for Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class L	Class R2	Class R3	Class R4	Class R5
Growth Advantage Fund	0.25%	0.25%	0.25%	n/a	0.25%	0.25%	0.25%	0.10%
Mid Cap Equity Fund	0.25	0.25	0.25	n/a	0.25	n/a	n/a	0.10
Mid Cap Growth Fund	0.25	0.25	0.25	n/a	0.25	0.25	0.25	0.10
Mid Cap Value Fund	0.25	0.25	0.25	0.10%	0.25	0.25	0.25	0.10
Multi-Cap Market Neutral Fund	0.25	0.25	0.25	n/a	n/a	n/a	n/a	n/a
Value Advantage Fund	0.25	0.25	0.25	0.10	0.25	0.25	0.25	0.10

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations. Payments to the custodian may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A		Class C		Class I		Class L	Class R2		Class R3		Class R4		Class R5		Class R6
Growth Advantage Fund	1.14	%^	1.64	%^	0.89	%^	n/a	1.39	%^	1.14	%^	0.89	%^	0.74	%^	0.64	%^
Mid Cap Equity Fund	1.14	^^	1.64	^^	0.89	^^	n/a	1.39	^^	n/a		n/a		0.74	^^	0.64	^^
Mid Cap Growth Fund	1.24		1.74		0.93		n/a	1.49		1.24		0.99		0.79		0.74
Mid Cap Value Fund	1.24		1.75		0.99		0.75%	1.50		1.25		1.00		0.85		0.75
Multi-Cap Market Neutral Fund	1.25		1.75		0.99		n/a	n/a		n/a		n/a		n/a		n/a
Value Advantage Fund	1.14	^^^	1.64	^^^	0.89	^^^	0.75	1.39	^^^	1.14	^^^	0.89	^^^	0.74	^^^	0.64	^^^

^	The contractual expense percentages for Growth Advantage Fund in the table above are in place until at least October 31, 2019. Prior to November 1, 2017, the contractual expense limitations for Growth Advantage Fund were 1.24%, 1.74%, 0.99%, 1.50%, 1.25%, 1.00%, 0.85% and 0.75% for Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares, respectively.
^^	The contractual expense percentages for Mid Cap Equity Fund in the table above are in place until at least October 31, 2019. Prior to November 1, 2017, the contractual expense limitations for Mid Cap Equity Fund were 1.25%, 1.75%, 0.90%, 1.50%, 0.80% and 0.75% for Class A, Class C, Class I, Class R2, Class R5 and Class R6 Shares, respectively.
^^^	The contractual expense percentages for Value Advantage Fund in the table above are in place until at least October 31, 2019. Prior to November 1, 2017, the contractual expense limitations for Value Advantage Fund were 1.24%, 1.74%, 0.99%, 1.50%, 1.25%, 1.00%, 0.85% and 0.75% for Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares, respectively.

DECEMBER 31, 2017	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	73

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 (Unaudited) (continued)

Except as noted above, the expense limitation agreements were in effect for the six months ended December 31, 2017 and the contractual expense limitation percentages in the table above are in place until at least October 31, 2018.

For the six months ended December 31, 2017, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fees	Total	Contractual Reimbursements
Growth Advantage Fund	$841	$561	$202	$1,604	$5
Mid Cap Equity Fund	385	256	210	851	—
Mid Cap Growth Fund	148	97	589	834	16
Mid Cap Value Fund	—	—	6,575	6,575	224
Multi-Cap Market Neutral Fund	145	51	1	197	—
Value Advantage Fund	1,296	864	1,479	3,639	18

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Adviser, Administrator and/or Distributor, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Funds’ investment in such affiliated money market fund.

The amount of waivers resulting from investments in these money market funds for the six months ended December 31, 2017 was as follows (amounts in thousands):

Growth Advantage Fund	$265
Mid Cap Equity Fund	105
Mid Cap Growth Fund	121
Mid Cap Value Fund	705
Multi-Cap Market Neutral Fund	13
Value Advantage Fund	454

G. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended December 31, 2017, Mid Cap Equity Fund and Mid Cap Growth Fund purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Funds may use related party broker-dealers. For the six months ended December 31, 2017, the Funds incurred brokerage commissions with broker-dealers affiliated with the Adviser as follows (amounts in thousands):

Growth Advantage Fund	$1
Mid Cap Equity Fund	—	(a)
Mid Cap Growth Fund	1
Mid Cap Value Fund	2
Multi-Cap Market Neutral Fund	—	(a)
Value Advantage Fund	2

(a)	Amount rounds to less than 500.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

74	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2017

4. Investment Transactions

During the six months ended December 31, 2017, purchases and sales of investments (excluding short-term investments and transfers in-kind) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Securities Sold Short	Covers on Securities Sold Short
Growth Advantage Fund	$789,718	$1,055,167	$—	$—
Mid Cap Equity Fund	390,147	436,943	—	—
Mid Cap Growth Fund	730,188	730,048	—	—
Mid Cap Value Fund	1,152,684	1,417,942	—	—
Multi-Cap Market Neutral Fund	49,188	63,466	54,243	63,515
Value Advantage Fund	1,202,931	960,066	—	—

During the six months ended December 31, 2017, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at December 31, 2017 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Growth Advantage Fund	$4,883,423	$3,198,679	$45,595	$3,153,084
Mid Cap Equity Fund	2,064,383	1,012,495	47,488	965,007
Mid Cap Growth Fund	2,601,928	994,759	87,773	906,986
Mid Cap Value Fund	12,008,706	7,337,828	119,675	7,218,153
Multi-Cap Market Neutral Fund*	(6,089)	33,634	12,270	21,364
Value Advantage Fund	8,964,745	3,509,499	131,144	3,378,355

*	The tax cost includes the proceeds from short sales which may result in a net negative cost.

Under the Regulated Investment Company Modernization Act of 2010 (“the “Act”), net capital losses recognized by the Funds after June 30, 2011 are carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At June 30, 2017, the following Fund had pre-enactment net capital loss carryforwards, expiring during the years indicated, which are available to offset future realized gains (amounts in thousands):

2018
Mid Cap Value Fund	$7,367	*

*	Amount includes capital loss carryforwards from business combinations, which are limited in future years under internal Revenue Code Sections 381-384.

As of June 30, 2017, the following Fund had the following post-enactment net capital loss carryforwards (amounts in thousands):

	Capital Loss Carryforward Character
	Short-Term	Long-Term
Multi-Cap Market Neutral Fund	$1,694	$—

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPM II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken

DECEMBER 31, 2017	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	75

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 (Unaudited) (continued)

primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 5, 2018.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility during the six months ended December 31, 2017.

In addition, effective August 16, 2016, the Trust along with certain other trusts (“Borrowers”) entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the Fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 15, 2017, this agreement has been amended and restated for a term of 364 days, unless extended.

The Funds did not utilize the Credit Facility during the six months ended December 31, 2017.

7. Redemptions in-Kind

During the year ended June 30, 2017, certain Class L shareholders sold their shares of Value Advantage Fund. The portfolio securities were delivered primarily by means of a redemption in-kind in exchange for shares of the Fund. Cash and portfolio securities were transferred as of the close of business on the date and at the market value listed below (amounts in thousands):

March 17, 2017	Value		Realized Gains (Losses)	Type
Class L	$644,712	*	$273,526	Redemption in-kind

*	This amount includes cash of approximately $21,734,000 associated with the redemption in-kind.

8. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

As of December 31, 2017, the J.P. Morgan Investor Funds and JPMorgan SmartRetirement Funds, which are affiliated funds of funds, owned in the aggregate, shares representing more than 10% of the net assets of the following Funds:

	J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds
Growth Advantage Fund	n/a	35.6%
Mid Cap Equity Fund	n/a	49.9
Multi-Cap Market Neutral Fund	89.2%	n/a
Value Advantage Fund	n/a	22.9

As of December 31, 2017, the Funds had omnibus accounts which owned more than 10% of the respective Fund’s outstanding shares as follows:

	Number of Affiliated Omnibus Accounts	% of the Fund	Number of Non-affiliated Omnibus Accounts	% of the Fund
Growth Advantage Fund	1	11.6%	1	12.2%
Mid Cap Equity Fund	—	—	1	21.1
Mid Cap Value Fund	—	—	1	19.0

Significant shareholder transactions by these shareholders may impact the Funds’ performance.

As of December 31, 2017, the Multi-Cap Market Neutral Fund pledged a significant portion of its assets for securities sold short to Citigroup Global Markets, Inc., who also held 100% of the Multi-Cap Market Neutral Fund’s cash proceeds for securities sold short.

76	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2017

9. Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and forms, and amendments to certain current rules and forms, to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The amendments to Regulation S-X were applied to the Funds’ financial statements as of December 31, 2017. The adoption had no effect on the Funds’ net assets or results of operations.

10. Reorganization

At a meeting held November 14–15, 2017, the Boards of Trustees of JPM I and JPM II, approved, subject to shareholder approval, the merger of Multi-Cap Market Neutral Fund into JPM Morgan Research Market Neutral Fund, a separate fund of JPM I. Completion of the merger is subject to a number of conditions, including approval by the shareholders of Multi-Cap Market Neutral Fund. This approval will be sought at a shareholder meeting.

11. Subsequent Event

During the period January 1, 2018 through February 21, 2018, JPMorgan Multi-Cap Market Neutral Fund had net redemptions of $32,586,531. This amount represented approximately 26.27% of the Fund’s net assets as of December 31, 2017.

DECEMBER 31, 2017	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	77

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2017, and continued to hold your shares at the end of the reporting period, December 31, 2017.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During the Period	Annualized Expense Ratio
Growth Advantage Fund
Class A
Actual*	$1,000.00	$1,142.50	$6.48	1.20%
Hypothetical*	1,000.00	1,019.16	6.11	1.20
Class C
Actual*	1,000.00	1,140.00	9.17	1.70
Hypothetical*	1,000.00	1,016.64	8.64	1.70
Class I
Actual*	1,000.00	1,144.50	5.14	0.95
Hypothetical*	1,000.00	1,020.42	4.84	0.95
Class R2
Actual**	1,000.00	1,109.30	6.41	1.45
Hypothetical*	1,000.00	1,017.90	7.38	1.45
Class R3
Actual*	1,000.00	1,142.40	6.43	1.19
Hypothetical*	1,000.00	1,019.21	6.06	1.19
Class R4
Actual*	1,000.00	1,143.90	5.13	0.95
Hypothetical*	1,000.00	1,020.42	4.84	0.95
Class R5
Actual*	1,000.00	1,144.90	4.33	0.80
Hypothetical*	1,000.00	1,021.17	4.08	0.80
Class R6
Actual*	1,000.00	1,145.40	3.79	0.70
Hypothetical*	1,000.00	1,021.68	3.57	0.70

Mid Cap Equity Fund
Class A
Actual*	1,000.00	1,093.00	6.38	1.21
Hypothetical*	1,000.00	1,019.11	6.16	1.21

78	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2017

	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During the Period	Annualized Expense Ratio
Mid Cap Equity Fund (continued)
Class C
Actual*	$1,000.00	$1,090.30	$9.01	1.71%
Hypothetical*	1,000.00	1,016.59	8.69	1.71
Class I
Actual*	1,000.00	1,094.70	4.70	0.89
Hypothetical*	1,000.00	1,020.72	4.53	0.89
Class R2
Actual*	1,000.00	1,091.50	7.70	1.46
Hypothetical*	1,000.00	1,017.85	7.43	1.46
Class R5
Actual*	1,000.00	1,095.30	4.07	0.77
Hypothetical*	1,000.00	1,021.32	3.92	0.77
Class R6
Actual*	1,000.00	1,095.70	3.70	0.70
Hypothetical*	1,000.00	1,021.68	3.57	0.70

Mid Cap Growth Fund
Class A
Actual*	1,000.00	1,118.20	6.57	1.23
Hypothetical*	1,000.00	1,019.00	6.26	1.23
Class C
Actual*	1,000.00	1,115.20	9.22	1.73
Hypothetical*	1,000.00	1,016.48	8.79	1.73
Class I
Actual*	1,000.00	1,119.80	4.92	0.92
Hypothetical*	1,000.00	1,020.57	4.69	0.92
Class R2
Actual*	1,000.00	1,116.80	7.90	1.48
Hypothetical*	1,000.00	1,017.74	7.53	1.48
Class R3
Actual*	1,000.00	1,117.90	6.57	1.23
Hypothetical*	1,000.00	1,019.00	6.26	1.23
Class R4
Actual*	1,000.00	1,119.60	5.24	0.98
Hypothetical*	1,000.00	1,020.27	4.99	0.98
Class R5
Actual*	1,000.00	1,120.60	4.17	0.78
Hypothetical*	1,000.00	1,021.27	3.97	0.78
Class R6
Actual*	1,000.00	1,120.80	3.90	0.73
Hypothetical*	1,000.00	1,021.53	3.72	0.73

Mid Cap Value Fund
Class A
Actual*	1,000.00	1,066.60	6.41	1.23
Hypothetical*	1,000.00	1,019.00	6.26	1.23
Class C
Actual*	1,000.00	1,063.50	9.05	1.74
Hypothetical*	1,000.00	1,016.43	8.84	1.74
Class I
Actual*	1,000.00	1,067.60	5.11	0.98
Hypothetical*	1,000.00	1,020.27	4.99	0.98
Class L
Actual*	1,000.00	1,069.20	3.86	0.74
Hypothetical*	1,000.00	1,021.48	3.77	0.74
Class R2
Actual*	1,000.00	1,065.20	7.76	1.49
Hypothetical*	1,000.00	1,017.69	7.58	1.49

DECEMBER 31, 2017	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	79

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During the Period	Annualized Expense Ratio
Mid Cap Value Fund (continued)
Class R3
Actual*	$1,000.00	$1,066.30	$6.46	1.24%
Hypothetical*	1,000.00	1,018.95	6.31	1.24
Class R4
Actual*	1,000.00	1,067.80	5.16	0.99
Hypothetical*	1,000.00	1,020.21	5.04	0.99
Class R5
Actual*	1,000.00	1,068.50	4.38	0.84
Hypothetical*	1,000.00	1,020.97	4.28	0.84
Class R6
Actual*	1,000.00	1,069.00	3.86	0.74
Hypothetical*	1,000.00	1,021.48	3.77	0.74

Multi-Cap Market Neutral Fund
Class A
Actual*	1,000.00	1,039.10	13.31	2.59
Hypothetical*	1,000.00	1,012.15	13.14	2.59
Class C
Actual*	1,000.00	1,036.50	15.86	3.09
Hypothetical*	1,000.00	1,009.63	15.65	3.09
Class I
Actual*	1,000.00	1,040.10	11.98	2.33
Hypothetical*	1,000.00	1,013.46	11.82	2.33

Value Advantage Fund
Class A
Actual*	1,000.00	1,092.10	6.33	1.20
Hypothetical*	1,000.00	1,019.16	6.11	1.20
Class C
Actual*	1,000.00	1,089.20	8.95	1.70
Hypothetical*	1,000.00	1,016.64	8.64	1.70
Class I
Actual*	1,000.00	1,093.50	5.01	0.95
Hypothetical*	1,000.00	1,020.42	4.84	0.95
Class L
Actual*	1,000.00	1,094.70	3.91	0.74
Hypothetical*	1,000.00	1,021.48	3.77	0.74
Class R2
Actual**	1,000.00	1,070.40	6.25	1.44
Hypothetical*	1,000.00	1,017.95	7.32	1.44
Class R3
Actual*	1,000.00	1,092.00	6.27	1.19
Hypothetical*	1,000.00	1,019.21	6.06	1.19
Class R4
Actual*	1,000.00	1,093.20	4.70	0.89
Hypothetical*	1,000.00	1,020.72	4.53	0.89
Class R5
Actual*	1,000.00	1,094.30	4.22	0.80
Hypothetical*	1,000.00	1,021.17	4.08	0.80
Class R6
Actual*	1,000.00	1,094.70	3.70	0.70
Hypothetical*	1,000.00	1,021.68	3.57	0.70

*	Expenses are equal to each Class’s respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
**	Expenses are equal to each Class’s respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 154/365 (to reflect the actual period.) Commencement of operations was July 31, 2017.

80	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2017

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2017, at which the Trustees considered the continuation of the investment advisory agreements for each of the Funds whose semi-annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 16, 2017.

As part of their review of the Advisory Agreements, the Trustees considered and reviewed performance and other information about the Funds received from the Adviser. This information includes the Funds’ performance as compared to the performance of their peers and benchmarks and analyses by the Adviser of the Funds’ performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense information compiled by Broadridge, using data from Lipper Inc., independent providers of investment company data (together, “Broadridge/Lipper”). The Trustees’ independent consultant also provided additional analyses of the performance of the Funds in connection with the Trustees’ review of the Advisory Agreements. Before voting on the proposed Advisory Agreements, the Trustees reviewed the proposed Advisory Agreements with representatives of the Adviser, counsel to the Trusts and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the proposed Advisory Agreements. The Trustees also discussed the proposed Advisory Agreements in executive sessions with independent legal counsel at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement.

The Trustees considered information provided with respect to the Funds over the course of the year. Each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Adviser from each Fund under the applicable Advisory Agreement was fair and reasonable and that the continuance of each Advisory Agreement was in the best interests of each Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administrative services provided by J.P. Morgan Investment Management Inc. in its role as administrator (“JPMIM”).

The Trustees also considered their knowledge of the nature and quality of the services provided by the Adviser and its affiliates to the Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

DECEMBER 31, 2017	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	81

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to each Fund. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based upon their review, the Trustees concluded that the profitability to the Adviser under each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

The Trustees also considered that JPMDS, an affiliate of the Adviser, and JPMIM earn fees from the Funds for providing shareholder and administrative services, respectively. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services.

Economies of Scale

The Trustees considered the extent to which the Funds may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Funds and those realized by the Adviser as assets increase. The Trustees considered whether it would be appropriate to add advisory fee breakpoints, but noted that each Fund has implemented fee waivers and contractual expense limitations (“Fee Caps”) which allow each Fund’s shareholders to share potential economies of scale from a Fund’s inception and that the fees remain competitive with peer funds. The Trustees also considered that the Adviser has shared economies of scale by adding or enhancing services to the Funds over time, noting the Adviser’s substantial investments in its business in support of the Funds, including investments in trading systems and technology (including cybersecurity improvements), retention of key talent, additions to analyst and portfolio management teams, and regulatory support enhancements. The Trustees concluded that the current fee structure was reasonable in light of the Fee Caps that the Adviser has in place that serve to limit the overall net expense ratios of each Fund at competitive levels. The Trustees concluded that the Funds’ shareholders received the benefits of potential economies of scale through the Fee Caps and the Adviser’s reinvestment in its operations to serve the Funds and their shareholders.

Independent Written Evaluation of the Funds’ Senior/Chief Compliance Officer

The Trustees noted that, upon their direction, the Senior Officer for the Mid Cap Growth Fund, Mid Cap Value Fund and Multi-Cap Market Neutral Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. In determining whether to continue the Advisory Agreements, the Trustees considered the Senior Officer’s report.

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Growth Advantage Fund, Mid Cap Equity Fund, and Value Advantage Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts and/or funds sub-advised by the Adviser, for investment management styles substantially similar to that of each Fund. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences in the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and

82	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2017

observed that sub-advisory fees may be lower than those charged by the Adviser to each Fund. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance information for the Funds in a report prepared by Broadridge/Lipper. The Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe made up of funds with the same Broadridge/Lipper investment classification and objective (the “Universe”), as well as a sub-set of funds within the Universe (the “Peer Group”), by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Broadridge/Lipper’s methodology for selecting mutual funds in each Fund’s Peer Group and Universe. The Broadridge/Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared by the Trustees’ independent consultant. The Broadridge/Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Growth Advantage Fund’s performance for Class A shares was in third, second and first quintiles based upon the Peer Group, and in the fourth, second and first quintiles based upon the Universe, for the one-, three- and five year periods ended December 31, 2016, respectively. The Trustees noted that the performance for Class I shares was in the second, second and first quintiles based upon the Peer Group, and in the fourth, second and first quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2016, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the Mid Cap Equity Fund’s performance for Class A shares was in the first, second and second quintiles based upon the Peer Group for the one-, three-, and five-year periods ended December 31, 2016, respectively, and in the second quintile based upon the Universe, for each of the one-, three-, and five-year periods ended December 31, 2016. The Trustees noted that the performance for Class I shares was in the first quintile based upon the Peer Group for each of the one-, three-, and five-year periods ended December 31, 2016, and in the first, second and first quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2016, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the Mid Cap Growth Fund’s performance for Class A shares was in the fourth quintile based upon the Peer Group for each of the one-, three-, and five-year periods ended December 31, 2016, and in the fourth, fourth and third quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2016, respectively. The Trustees noted that the performance for Class I shares was in the fifth, third and third quintiles based upon the Peer Group, and in the fourth, third and second quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2016, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory. The Trustees requested, however, that the Fund’s Adviser provide additional Fund performance information to be reviewed with members of the equity committee at each of their regular meetings over the course of the next year.

The Trustees noted that the Mid Cap Value Fund’s performance for Class A shares was in the second, first and first quintiles based upon the Peer Group for the one-, three-, and five-year periods ended December 31, 2016, respectively, and in the first quintile based upon the Universe, for each of the one-, three-, and five-year periods ended December 31, 2016. The Trustees noted that the performance for Class I shares was in the first, first and second quintiles based upon the Peer Group for the one-, three-, and five-year periods ended December 31, 2016, respectively, and in the first quintile based upon the Universe, for each of the one-, three-, and five-year periods ended December 31, 2016. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the Multi-Cap Market Neutral Fund’s performance for both Class A and Class I shares was in the

DECEMBER 31, 2017	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	83

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

fourth quintile based upon the Universe for each of the one-, three-, and five-year periods ended December 31, 2016. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory. The Trustees requested, however, that the Fund’s Adviser provide additional Fund performance information to be reviewed with members of the equity committee at each of their regular meetings over the course of the next year.

The Trustees noted that the Value Advantage Fund’s performance for Class A shares was in the second, second and third quintiles based upon the Peer Group, and in the third, second and second quintiles based upon the Universe, for one-, three-, and five-year periods ended December 31, 2016, respectively. The Trustees noted that the performance for Class I shares was in the third, first and second quintiles based upon the both the Peer Group and Universe, for the one-, three- and five-year periods ended December 31, 2016, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Adviser and compared that rate to the information prepared by Broadridge/Lipper concerning management fee rates paid by other funds in the same Broadridge/Lipper category as each Fund. The Trustees recognized that Broadridge/Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Growth Advantage Fund’s net advisory fee and actual total expenses for Class A shares were in the fourth and third quintiles, based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class I shares was in the fourth quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class I shares were in the second and fourth quintiles based upon the Peer Group and Universe, respectively.

The Trustees also noted that the Fund’s contractual Fee Caps were lowered effective November 1, 2017. After considering all of the factors identified above, the Trustees concluded that the advisory fees were satisfactory in light of the services provided to the Fund.

The Trustees noted that the Mid Cap Equity Fund’s net advisory fee and actual total expenses for Class A shares were in the third and fourth quintiles, respectively, based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee for Class I shares was in the fourth quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class I shares were in the second and third quintiles based upon the Peer Group and Universe, respectively. The Trustees also noted that the Fund’s contractual Fee Caps were lowered effective November 1, 2017. After considering all of the factors identified above, the Trustees concluded that the advisory fees were satisfactory in light of the services provided to the Fund.

The Trustees noted that the Mid Cap Growth Fund’s net advisory fee for Class A shares was in the fourth and third quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class A shares were in the fifth and third quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class I Shares was in the fourth quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class I shares were in the second and third quintiles based upon the Peer Group and Universe, respectively. After considering all of the factors identified above, the Trustees concluded that the advisory fees were satisfactory in light of the services provided to the Fund.

The Trustees noted that the Mid Cap Value Fund’s net advisory fee for Class A shares was in the fourth and third quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class A shares were in the fourth quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee for Class I shares was in the fifth and fourth quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class I shares were in the third and fourth quintiles based upon the Peer Group and Universe, respectively. After considering all of the factors identified above, the Trustees concluded that the advisory fees were satisfactory in light of the services provided to the Fund.

The Trustees noted that the Multi-Cap Market Neutral Fund’s net advisory fee for Class A shares was in the first and second quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class A shares were in the first quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee and actual total expenses for Class I shares were in the first quintile based upon both the Peer Group and Universe. After

84	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2017

considering all of the factors identified above, the Trustees concluded that the advisory fees were satisfactory in light of the services provided to the Fund.

The Trustees noted that the Value Advantage Fund’s net advisory fee Class A shares was in the fifth and fourth quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class A shares were in the fifth and third quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for

Class I shares was in the fifth quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class I shares were in the fourth quintile based upon both the Peer Group and Universe. The Trustees also noted that the Fund’s Fee Caps for certain share classes were lowered effective November 1, 2017. After considering all of the factors identified above, the Trustees concluded that the advisory fees were satisfactory in light of the services provided to the Fund.

DECEMBER 31, 2017	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	85

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management businesses of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2017. All rights reserved. December 2017.	SAN-MC-1217

Semi-Annual Report

J.P. Morgan Small Cap Funds

December 31, 2017 (Unaudited)

JPMorgan Dynamic Small Cap Growth Fund

JPMorgan Small Cap Core Fund

JPMorgan Small Cap Equity Fund

JPMorgan Small Cap Growth Fund

JPMorgan Small Cap Value Fund

JPMorgan U.S. Small Company Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

February 1, 2018 (Unaudited)

Dear Shareholder,

The U.S. economy continued to grow in the second half of 2017, supported by a synchronized global economy and central bank policies that also helped lift equity prices in the U.S. and elsewhere.

“Historically high consumer confidence, increased business investment and growth in corporate earnings all indicate that the U.S. economy should continue to expand.” — George C.W. Gatch

The U.S. economy entered its third longest expansion on record in 2017, and gross domestic product (GDP) rose by 3.2% in the third quarter and an estimated 2.6% in the fourth quarter. During the second half of 2017, unemployment fell to 4.1% in December from 4.3% in June, and U.S. consumer confidence reached a 17-year high in November. Corporate profits rose during the second half of the year amid stable energy prices and a decline in the value of the U.S. dollar.

Notably, the second half of 2017 included three large hurricanes, wildfires and other assorted natural disasters that combined to cause an estimated $306 billion in damage in the U.S. While companies in some specific sectors of the economy reported that Hurricanes Harvey, Irma and Maria affected revenue or earnings, any impact on the larger economy appeared to be limited.

The U.S. Federal Reserve raised interest rates in December 2017 and indicated it would raise rates three more times in the year ahead. However, interest rates overall remained relatively low during the reporting period and provided support for both the domestic economy and financial markets.

Most developed market and emerging market economies also continued to grow in the second half of 2017. Growth in Europe was strong enough that the European Central Bank committed to reducing its monthly asset purchases by half and the Bank of England raised its benchmark interest rate for the first time in ten years. Japan registered its longest economic expansion in a decade and China’s GDP grew by an estimated 6.8% in the second half of 2017, supported by personal consumption and growth in foreign trade.

Roughly 120 countries, comprising three-fourths of global GDP, had experienced increased economic growth by the end of 2017, according to the International Monetary Fund (IMF).

Meanwhile, global financial markets provided investors with positive returns for the six months ended December 31, 2017. Overall, equity markets outperformed bond markets, with emerging market equities largely outperforming developed market equities.

In the wake of stronger-than-expected growth in the U.S. and other leading economies, the IMF revised its forecast for 2018 U.S. GDP growth to 2.7% from 2.3%. The IMF cited growth from external demand and a reduction in U.S. corporate tax rates from the 2017 Tax Cuts and Jobs Act. Historically high consumer confidence, increased business investment and growth in corporate earnings all indicate that the U.S. economy should continue to expand. We believe investors who maintain a properly diversified portfolio and a long-term outlook will be able to benefit from the current global economic expansion.

We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

DECEMBER 31, 2017	J.P. MORGAN SMALL CAP FUNDS	1

J.P. Morgan Small Cap Funds

MARKET OVERVIEW

SIX MONTHS ENDED DECEMBER 31, 2017 (Unaudited)

U.S. equity markets overall provided positive returns throughout the reporting period amid strong growth in corporate profits, stable energy prices and continued low interest rates. During the reporting period, the Standard & Poor’s 500 Index (the “S&P 500”) reached more than two dozen record high closings and had positive returns for each month. Overall, growth stocks outperformed value stocks and large cap stocks generally outperformed small cap and mid cap stocks during the reporting period.

Meanwhile, the CBOE Volatility Index, which measures S&P 500 options to gauge market expectations of near-term volatility, remained well below its historical average throughout the reporting period and on November 3, 2017, fell to its lowest-ever level.

2	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2017

JPMorgan Dynamic Small Cap Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2017 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	17.69%
Russell 2000 Growth Index	11.09%

Net Assets as of 12/31/2017 (In Thousands)	$197,934

INVESTMENT OBJECTIVE**

The JPMorgan Dynamic Small Cap Growth Fund (the “Fund”) seeks capital growth over the long term.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class A Shares, without a sales charge, outperformed the Russell 2000 Growth Index (the “Benchmark”) for the six months ended December 31, 2017. The Fund’s security selection in the health care and technology sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the energy and consumer staples sectors made the smallest contribution to relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Nektar Therapeutics, Kite Pharma Inc. and Ignyta Inc. Shares of Nektar Therapeutics, a developer of biopharmaceutical drugs, rose after the company reported positive data from a clinical trial of its anti-cancer treatment. Shares of Kite Pharma, a drug maker, rose on news reports that the company had agreed to an acquisition offer from Gilead Sciences Inc. Shares of Ignyta, an anti-cancer drug maker, rose after the company said it agreed to be acquired by Roche Holdings Inc.

Leading individual detractors from relative performance included the Fund’s overweight positions in Evolent Health Inc., GenMark Diagnostics Inc. and Acadia Healthcare Co. Shares of Evolent Health, a provider of health care consulting, fell after the company reported slower earnings growth and announced plans to raise capital through an issuance of common stock. Shares of GenMark Diagnostics, a medical testing and diagnostics company, fell after the company reported 2017 second quarter and third quarter earnings below expectations and after the company lowered its earnings forecast. Shares of Acadia Healthcare, a provider of behavioral health care services that was not held in the Benchmark, fell after the company reported lower-than-expected earnings and revenue for the third quarter of 2017.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, researching individual companies in an effort to construct portfolios of stocks that have strong fundamentals. The Fund’s portfolio managers preferred to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate strong future earnings growth.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Boyd Gaming Corp.	1.8%
2.	GrubHub, Inc.	1.8
3.	John Bean Technologies Corp.	1.7
4.	Performance Food Group Co.	1.5
5.	Nektar Therapeutics	1.5
6.	Lithia Motors, Inc., Class A	1.5
7.	Wolverine World Wide, Inc.	1.4
8.	Paycom Software, Inc.	1.4
9.	Ferro Corp.	1.4
10.	Evercore, Inc., Class A	1.4

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	25.7%
Health Care	20.4
Industrials	19.1
Consumer Discretionary	14.6
Financials	5.5
Consumer Staples	4.4
Materials	3.9
Real Estate	1.7
Energy	1.1
Utilities	0.6
Short-Term Investment	3.0

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2017. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2017	J.P. MORGAN SMALL CAP FUNDS	3

JPMorgan Dynamic Small Cap Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2017 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2017

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	May 19, 1997
With Sales Charge**		11.52%	34.00%	15.67%	7.86%
Without Sales Charge		17.69	41.45	16.93	8.44
CLASS C SHARES	January 7, 1998
With CDSC***		16.39	39.73	16.34	7.86
Without CDSC		17.39	40.73	16.34	7.86
CLASS I SHARES	April 5, 1999	17.83	41.82	17.24	8.78

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/07 TO 12/31/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Dynamic Small Cap Growth Fund, the Russell 2000 Growth Index and the Lipper Small-Cap Growth Funds Index from December 31, 2007 to December 31, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 2000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Small-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell

2000 Growth Index is an unmanaged index which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Small-Cap Growth Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2017

JPMorgan Small Cap Core Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2017 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class R5 Shares)*	9.95%
Russell 2000 Index	9.20%

Net Assets as of 12/31/2017 (In Thousands)	$266,229

INVESTMENT OBJECTIVE**

The JPMorgan Small Cap Core Fund (the “Fund”) seeks capital growth over the long term.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class R5 Shares outperformed the Russell 2000 Index (the “Benchmark”) for the six months ended December 31, 2017. The Fund’s security selection in the industrial cyclical and pharmaceutical sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the software & services sector and the health services & systems sector was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in General Cable Corp., Anaptysbio Inc. and Extreme Networks Inc. Shares of General Cable, a maker of electrical and fiber-optic cable, rose after the company agreed to a $3 billion takeover offer from Prysmian SpA. Shares of Anaptysbio, a drug development company, rose after the company reported positive data from a clinical trial of its eczema drug. Shares of Extreme Networks, a provider of information network equipment and services, rose on better-than-expected earnings in each quarter of 2017.

Leading individual detractors from relative performance included the Fund’s overweight positions in Office Depot Inc., Spark Energy Inc. and Unisys Corp. Shares of Office Depot, an office products retail chain, fell after the company forecast a drop in 2017 sales due to store closures and the impact of hurricanes. Shares of Spark Energy, an electricity and natural gas utility, fell after a lawsuit raised investor concerns about the company’s accounting practices and its ability to continue operating in New York State. Shares of Unisys, an information technology services provider, fell after the company reported lower-than-expected earnings and a decline in revenue for the second quarter of 2017.

HOW WAS THE FUND POSITIONED?

In accordance with its investment process, the Fund’s portfolio managers take limited sector bets and construct the Fund so that stock selection is typically the primary driver of its relative performance versus the Benchmark. The Fund’s portfolio managers employ a bottom-up approach to stock selection, using quantitative screening and proprietary analysis to construct a portfolio of companies that they believe are attractively valued and possess strong momentum. During the reporting period, the Fund was managed and positioned in accordance with this investment process.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Trinseo SA	1.1%
2.	Meritor, Inc.	1.1
3.	ArcBest Corp.	1.0
4.	Taylor Morrison Home Corp., Class A	1.0
5.	Popular, Inc., (Puerto Rico)	0.9
6.	Extreme Networks, Inc.	0.9
7.	Wintrust Financial Corp.	0.9
8.	Masimo Corp.	0.9
9.	East West Bancorp, Inc.	0.9
10.	Integer Holdings Corp.	0.9

PORTFOLIO COMPOSITION BY SECTOR***
Industrials	19.2%
Financials	17.2
Health Care	15.5
Information Technology	15.4
Consumer Discretionary	10.8
Real Estate	6.4
Materials	4.6
Energy	3.2
Utilities	2.9
Consumer Staples	2.2
Telecommunication Services	0.0	(a)
Short-Term Investment	2.6

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2017. The Fund’s portfolio composition is subject to change.
(a)	Amount rounds to less than 0.05%.

DECEMBER 31, 2017	J.P. MORGAN SMALL CAP FUNDS	5

JPMorgan Small Cap Core Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2017 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2017

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	May 31, 2016
With Sales Charge**		3.94%	8.76%	14.08%	8.96%
Without Sales Charge		9.70	14.79	15.32	9.55
CLASS C SHARES	May 31, 2016
With CDSC***		8.41	13.21	15.14	9.46
Without CDSC		9.41	14.21	15.14	9.46
CLASS I SHARES	January 3, 2017	9.84	15.05	15.43	9.61
CLASS R2 SHARES	July 31, 2017	9.55	14.48	14.68	8.87
CLASS R3 SHARES	July 31, 2017	9.70	14.77	14.97	9.14
CLASS R4 SHARES	July 31, 2017	9.82	15.05	15.25	9.41
CLASS R5 SHARES	January 1, 1997	9.95	15.30	15.48	9.63
CLASS R6 SHARES	May 31, 2016	9.96	15.34	15.50	9.64

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/07 TO 12/31/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class A, Class C, Class I, Class R2, Class R3, Class R4 and Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns of Class A, Class C, Class I, Class R2, Class R3 and Class R4 Shares would have been lower than those shown because Class A, Class C, Class I, Class R2, Class R3 and Class R4 Shares have higher expenses than Class R5 Shares. The actual returns of the Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class R5 Shares of the JPMorgan Small Cap Core Fund, the Russell 2000 Index and the Lipper Small-Cap Core Funds Index from December 31, 2007 to December 31, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 2000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Small-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The Lipper Small-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class R5 Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2017

JPMorgan Small Cap Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2017 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	8.24%
Russell 2000 Index	9.20%

Net Assets as of 12/31/2017 (In Thousands)	$6,472,986

INVESTMENT OBJECTIVE**

The JPMorgan Small Cap Equity Fund (the “Fund”) seeks capital growth over the long term.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class A Shares, without a sales charge, underperformed the Russell 2000 Index (the “Benchmark”) for the six months ended December 31, 2017. The Fund’s security selection in the consumer discretionary and health care sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the financial services and technology sectors was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in Toro Co., Spectrum Brands Holdings Inc. and Papa John’s International Inc. Shares of Toro, a maker of landscaping and irrigation products that was not held in the Benchmark, fell after the company reported lower-than-expected sales for the third quarter of 2017 and cut its forecast for full-year 2017 earnings. Shares of Spectrum Brands, a consumer products maker that was not held in the Benchmark, fell after the company reported lower-than-expected earnings for its 2017 fiscal fourth quarter. Shares of Papa John’s International, a fast-food pizza chain, fell amid declining sales and the resignation of the company’s founder as chief executive.

Leading individual contributors to relative performance included the Fund’s overweight positions in GrubHub Inc., Splunk Inc. and Cabot Microelectronics Corp. Shares of GrubHub, an online food delivery and take-out service, rose after the company reported better-than-expected earnings and revenue for the third quarter of 2017. Shares of Splunk, a software provider not held in the Benchmark, rose after the company reported better-than-expected earnings and sales for the third quarter of 2017. Shares of Cabot Microelectronics, a maker of semiconductor manufacturing materials, rose after the company reported better-than-expected revenue for the third quarter of 2017.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up approach to stock selection, constructing portfolios based on company fundamentals and proprietary analysis. The Fund’s portfolio managers looked for companies that, in their view, had leading competitive advantages, predictable and durable business models, and sustainable free cash flow generation with management teams committed to increasing intrinsic value.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Toro Co. (The)	2.4%
2.	AptarGroup, Inc.	2.2
3.	Pool Corp.	2.1
4.	Performance Food Group Co.	1.8
5.	Patterson-UTI Energy, Inc.	1.8
6.	West Pharmaceutical Services, Inc.	1.7
7.	Spectrum Brands Holdings, Inc.	1.7
8.	Cabot Microelectronics Corp.	1.6
9.	HealthSouth Corp.	1.6
10.	Catalent, Inc.	1.6

PORTFOLIO COMPOSITION BY SECTOR***
Industrials	17.6%
Financials	16.6
Information Technology	13.0
Consumer Discretionary	13.0
Health Care	10.8
Materials	6.6
Real Estate	6.4
Energy	4.0
Consumer Staples	3.5
Utilities	2.9
Investment Funds	1.3
Short-Term Investment	4.3

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2017. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2017	J.P. MORGAN SMALL CAP FUNDS	7

JPMorgan Small Cap Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2017 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2017

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	December 20, 1994
With Sales Charge**		2.57%	9.23%	13.65%	10.71%
Without Sales Charge		8.24	15.28	14.89	11.31
CLASS C SHARES	February 19, 2005
With CDSC***		6.97	13.72	14.32	10.76
Without CDSC		7.97	14.72	14.32	10.76
CLASS I SHARES	May 7, 1996	8.38	15.59	15.23	11.64
CLASS R2 SHARES	November 3, 2008	8.10	14.98	14.60	11.05
CLASS R3 SHARES	September 9, 2016	8.25	15.31	14.90	11.32
CLASS R4 SHARES	September 9, 2016	8.37	15.58	15.23	11.64
CLASS R5 SHARES	May 15, 2006	8.48	15.82	15.46	11.87
CLASS R6 SHARES	May 31, 2016	8.51	15.88	15.48	11.87

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/07 TO 12/31/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 and Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares. The actual returns of Class R3 Shares would have been different than those shown because Class R3 Shares have different expenses than Class A Shares.

Returns for Class R4 Shares prior to their inception date are based on the performance of the Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses to Class I Shares.

Returns for Class R6 Shares prior to their inception date are based on the performance of the Class R5 Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Small Cap Equity Fund, the Russell 2000 Index and the Lipper Small-Cap Core Funds Index from December 31, 2007 to December 31, 2017.

The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 2000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Small-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The Lipper Small-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2017

JPMorgan Small Cap Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2017 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	17.78%
Russell 2000 Growth Index	11.09%

Net Assets as of 12/31/2017 (In Thousands)	$1,613,615

INVESTMENT OBJECTIVE**

The JPMorgan Small Cap Growth Fund (the “Fund”) seeks long-term capital growth primarily by investing in a portfolio of equity securities of small-capitalization and emerging growth companies.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class A Shares, without a sales charge, outperformed the Russell 2000 Growth Index (the “Benchmark”) for the six months ended December 31, 2017. The Fund’s security selection in the health care and technology sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the energy and consumer staples sectors made the smallest contribution to relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Nektar Therapeutics, Kite Pharma Inc. and Ignyta Inc. Shares of Nektar Therapeutics, a developer of biopharmaceutical drugs, rose after the company reported positive data from a clinical trial of its anti-cancer treatment. Shares of Kite Pharma, a drug maker, rose on news reports that the company had agreed to an acquisition offer from Gilead Sciences Inc. Shares of Ignyta, an anti-cancer drug maker, rose after the company said it agreed to be acquired by Roche Holdings Inc.

Leading individual detractors from relative performance included the Fund’s overweight positions in Evolent Health Inc., GenMark Diagnostics Inc. and Acadia Healthcare Co. Shares of Evolent Health, a provider of health care consulting, fell after the company reported slower earnings growth and announced plans to raise capital through an issuance of common stock. Shares of GenMark Diagnostics, a medical testing and diagnostics company, fell after the company reported 2017 second quarter and third quarter earnings below expectations and after the company lowered its earnings forecast. Shares of Acadia Healthcare, a provider of behavioral health care services that was not held in the Benchmark, fell after the company reported lower-than-expected earnings and revenue for the third quarter of 2017.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, researching individual companies in an effort to construct portfolios of stocks that have strong fundamentals. The Fund’s portfolio managers preferred to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate strong future earnings growth.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Boyd Gaming Corp.	1.8%
2.	GrubHub, Inc.	1.8
3.	John Bean Technologies Corp.	1.6
4.	Performance Food Group Co.	1.5
5.	Nektar Therapeutics	1.5
6.	Wolverine World Wide, Inc.	1.4
7.	Paycom Software, Inc.	1.4
8.	Ferro Corp.	1.4
9.	Evercore, Inc., Class A	1.4
10.	MKS Instruments, Inc.	1.4

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	25.7%
Health Care	20.4
Industrials	19.1
Consumer Discretionary	14.5
Financials	5.5
Consumer Staples	4.4
Materials	3.8
Real Estate	1.7
Energy	1.1
Utilities	0.6
Short-Term Investment	3.2

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2017. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2017	J.P. MORGAN SMALL CAP FUNDS	9

JPMorgan Small Cap Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2017 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2017

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	July 1, 1991
With Sales Charge**		11.60%	33.77%	15.78%	9.02%
Without Sales Charge		17.78	41.13	17.04	9.61
CLASS C SHARES	November 4, 1997
With CDSC***		16.48	39.35	16.44	9.03
Without CDSC		17.48	40.35	16.44	9.03
CLASS I SHARES	March 26, 1996	17.95	41.49	17.33	9.88
CLASS L SHARES	February 19, 2005	17.97	41.70	17.50	10.04
CLASS R2 SHARES	November 3, 2008	17.60	40.79	16.73	9.33
CLASS R3 SHARES	July 31, 2017	17.78	41.13	17.04	9.61
CLASS R4 SHARES	July 31, 2017	17.96	41.50	17.33	9.88
CLASS R5 SHARES	September 9, 2016	18.04	41.78	17.51	10.04
CLASS R6 SHARES	November 30, 2010	18.07	41.81	17.63	10.11

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/07 TO 12/31/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares. All prior class performance for Class R2 Shares has been adjusted to reflect the differences in expenses between classes.

Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R3 Shares would be similar since the class has a similar expense ratio to Class A Shares. Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R4 Shares would be similar since the class has a similar expense ratio to Class I Shares.

Returns for Class R5 and Class R6 Shares prior to their inception date are based on the performance of Class L Shares. The actual returns for Class R5 and Class R6 Shares would have been different than those shown because Class R5 and Class R6 Shares have different expenses than Class L Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Small Cap Growth Fund, the Russell 2000 Growth Index and the Lipper Small-Cap Growth Funds Index from December 31, 2007 to December 31, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 2000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Small-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 2000 Growth Index is an unmanaged index which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Small-Cap Growth Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2017

JPMorgan Small Cap Value Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2017 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	5.77%
Russell 2000 Value Index	7.26%

Net Assets as of 12/31/2017 (In Thousands)	$2,016,381

INVESTMENT OBJECTIVE**

The JPMorgan Small Cap Value Fund (the “Fund”) seeks long-term capital growth primarily by investing in equity securities of small-capitalization companies.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the Russell 2000 Value Index (the “Benchmark”) for the six months ended December 31, 2017. The Fund’s security selection in the pharmaceutical and health services & systems sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the energy and retail sectors was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in Unisys Corp., Otonomy Inc., and Versartis Inc. Shares of Unisys, an information technology services company, fell after the company reported lower-than-expected earnings and sales for the second quarter of 2017. Shares of Otonomy, a drug development company, fell after the company reported one of its drugs failed a late-stage clinical trial. Shares of Versartis, a drug development company, fell after the company reported its growth hormone drug failed a late-stage clinical trial.

Leading individual contributors to relative performance included the Fund’s overweight positions in Take-Two Interactive Software Inc., Pinnacle Entertainment Inc. and Children’s Place Inc. Shares of Take Two Interactive Software, a videogame publisher, rose after the company raised its revenue forecast and reported better-than-expected sales. Shares of Pinnacle Entertainment, a casino and gaming company, rose after the company agreed to be acquired by Penn National Gaming Inc. Shares of Children’s Place, a children’s apparel retail chain, rose after the company reported better-than-expected earnings and sales growth during the reporting period.

HOW WAS THE FUND POSITIONED?

In accordance with Fund’s investment process, its portfolio managers take limited sector bets and construct the Fund so that stock selection is typically the primary driver of its relative performance versus the Benchmark. The Fund’s portfolio managers use a quantitative ranking methodology to identify stocks in each sector that, in their view, trade at attractive levels. Through bottom-up fundamental research, they seek companies that they believe have attractive valuations, exhibit high earnings quality and have management teams that make effective capital deployment decisions. During the reporting period, the Fund was managed and positioned in accordance with this investment process.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Pinnacle Entertainment, Inc.	1.1%
2.	Westamerica Bancorp	1.1
3.	CNO Financial Group, Inc.	1.1
4.	EMCOR Group, Inc.	1.1
5.	Children’s Place, Inc. (The)	1.1
6.	Tech Data Corp.	1.0
7.	Primerica, Inc.	1.0
8.	Beneficial Bancorp, Inc.	1.0
9.	Delek US Energy, Inc.	1.0
10.	Rowan Cos. plc, Class A	1.0

PORTFOLIO COMPOSITION BY SECTOR***
Financials	29.4%
Industrials	12.8
Consumer Discretionary	11.4
Real Estate	9.3
Information Technology	9.2
Health Care	7.2
Utilities	6.6
Energy	5.5
Materials	5.3
Consumer Staples	1.7
Telecommunication Services	0.5
Short-Term Investment	1.1

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2017. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2017	J.P. MORGAN SMALL CAP FUNDS	11

JPMorgan Small Cap Value Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2017 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2017

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	January 27, 1995
With Sales Charge**		0.08%	(2.51)%	10.58%	7.63%
Without Sales Charge		5.64	2.89	11.77	8.21
CLASS C SHARES	March 22, 1999
With CDSC***		4.38	1.30	11.10	7.56
Without CDSC		5.38	2.30	11.10	7.56
CLASS I SHARES	January 27, 1995	5.77	3.16	12.04	8.48
CLASS R2 SHARES	November 3, 2008	5.48	2.58	11.47	7.93
CLASS R3 SHARES	September 9, 2016	5.64	2.87	11.76	8.19
CLASS R4 SHARES	September 9, 2016	5.75	3.09	12.02	8.46
CLASS R5 SHARES	May 15, 2006	5.87	3.29	12.16	8.59
CLASS R6 SHARES	February 22, 2005	5.92	3.40	12.27	8.66

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/07 TO 12/31/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 and Class R4 Shares prior to their inception date are based on the performance of the Class I Shares. Returns for the Class R3 Shares prior to their inception dates are based on the performance of Class A Shares. Prior performance for Class R2, Class R3 and Class R4 Shares has been adjusted to reflect the differences in expenses between classes.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Small Cap Value Fund, the Russell 2000 Value Index and the Lipper Small-Cap Value Funds Index from December 31, 2007 to December 31, 2017 . The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 2000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Small-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 2000 Value Index is an unmanaged index which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Small-Cap Value Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

12	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2017

JPMorgan U.S. Small Company Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2017 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class L Shares)*	8.03%
Russell 2000 Index	9.20%

Net Assets as of 12/31/2017 (In Thousands)	$1,810,997

INVESTMENT OBJECTIVE**

The JPMorgan U.S. Small Company Fund (the “Fund”) seeks to provide high total return from a portfolio of small company stocks.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class L Shares underperformed the Russell 2000 Index (the “Benchmark”) for the six months ended December 31, 2017. The Fund’s security selection in the basic materials and telecommunications sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the pharmaceutical and finance sectors was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in Versartis Inc., Rex American Resources Corp. and Owens & Minor Inc. Shares of Versartis, a drug development company, fell after the company reported its growth hormone drug failed a late-stage clinical trial. Shares of Rex American Resources, an ethanol producer, fell after the Trump administration declined to revise federally mandated biofuels blending rates. Shares of Owens & Minor, a health care logistics company, fell after the company reported lower-than-expected earnings and sales for the third quarter of 2017.

Leading individual contributors to relative performance included the Fund’s overweight positions in Pinnacle Entertainment Inc., MyoKardia Inc. and Take-Two Interactive Software Inc. Shares of Pinnacle Entertainment, a casino and gaming company, rose after Penn National Gaming Inc. agreed to buy the company for an estimated $2.8 billion. Shares of MyoKardia, a drug development company, rose after the company reported positive results in a mid-stage trial for its heart disease drug. Shares of Take-Two Interactive Software, a videogame publisher, rose after the company raised its revenue forecast and reported better-than-expected sales.

HOW WAS THE FUND POSITIONED?

In accordance with its investment process, the Fund’s portfolio managers take limited sector bets and construct the Fund so that stock selection is typically the primary driver of its relative performance versus the Benchmark. The Fund’s portfolio managers use a quantitative ranking methodology to identify stocks in each sector that, in their view, trade at attractive levels. Through bottom-up fundamental research, they seek companies that exhibit high earnings quality and have management teams that make effective capital deployment decisions. During the reporting period, the Fund was managed and positioned in accordance with this investment process.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	EMCOR Group, Inc.	1.4%
2.	Pinnacle Entertainment, Inc.	1.4
3.	Progress Software Corp.	1.3
4.	Taylor Morrison Home Corp., Class A	1.2
5.	Aspen Technology, Inc.	1.2
6.	Wabash National Corp.	1.1
7.	Children’s Place, Inc. (The)	1.0
8.	Tivity Health, Inc.	1.0
9.	ACCO Brands Corp.	1.0
10.	CoreSite Realty Corp.	1.0

PORTFOLIO COMPOSITION BY SECTOR***
Financials	17.0%
Information Technology	16.4
Health Care	16.2
Industrials	15.0
Consumer Discretionary	13.6
Real Estate	5.7
Materials	3.9
Energy	3.9
Utilities	3.6
Consumer Staples	2.0
Telecommunication Services	0.4
Short-Term Investment	2.3

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2017. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2017	J.P. MORGAN SMALL CAP FUNDS	13

JPMorgan U.S. Small Company Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2017 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2017

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	November 1, 2007
With Sales Charge**		2.22%	2.81%	12.54%	8.85%
Without Sales Charge		7.87	8.53	13.77	9.44
CLASS C SHARES	November 1, 2007
With CDSC***		6.54	6.98	13.19	8.90
Without CDSC		7.54	7.98	13.19	8.90
CLASS I SHARES	September 10, 2001	7.94	8.76	14.04	9.72
CLASS L SHARES	November 4, 1993	8.03	8.97	14.25	9.92
CLASS R2 SHARES	November 1, 2011	7.71	8.25	13.48	9.28
CLASS R3 SHARES	September 9, 2016	7.85	8.51	13.76	9.44
CLASS R4 SHARES	September 9, 2016	7.97	8.80	14.05	9.73
CLASS R5 SHARES	September 9, 2016	8.02	8.91	14.24	9.91
CLASS R6 SHARES	November 1, 2011	8.07	9.08	14.34	9.98

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/07 TO 12/31/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R4 Shares prior to their inception dates are based on the performance of the Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses to Class I Shares.

Returns for Class R2 and R3 shares prior to their inception date are based on the performance of the Class A Shares. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares. The actual returns for Class R3 Shares would have been similar to those shown because Class R3 Shares have similar expenses to Class A Shares.

Returns for Class R5 and Class R6 Shares prior to their inception date are based on the performance of the Class L Shares. The actual returns of Class R5 Shares would have been lower than those shown because Class R5 Shares have higher expenses than Class L Shares. The actual returns of Class R6 Shares would have been different than these shown because Class R6 Shares have different expenses than Class L Shares.

The graph illustrates comparative performance for $3,000,000 invested in Class L Shares of the JPMorgan U.S. Small Company Fund, the Russell 2000

Index and the Lipper Small-Cap Core Funds Index from December 31, 2007 to December 31, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 2000 Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Small-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The Lipper Small-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class L Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

14	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2017

JPMorgan Dynamic Small Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 97.0%
	Consumer Discretionary — 14.6%
	Automobiles — 1.3%
45	Winnebago Industries, Inc.	2,512

	Distributors — 0.7%
12	Pool Corp.	1,494

	Diversified Consumer Services — 1.3%
27	Bright Horizons Family Solutions, Inc. (a)	2,514

	Hotels, Restaurants & Leisure — 3.5%
101	Boyd Gaming Corp.	3,553
49	Texas Roadhouse, Inc.	2,577
4	Vail Resorts, Inc.	863

		6,993

	Household Durables — 0.8%
87	TRI Pointe Group, Inc. (a)	1,563

	Internet & Direct Marketing Retail — 1.5%
229	Groupon, Inc. (a)	1,168
21	Wayfair, Inc., Class A (a)	1,716

		2,884

	Multiline Retail — 1.1%
43	Ollie’s Bargain Outlet Holdings, Inc. (a)	2,272

	Specialty Retail — 3.0%
17	Burlington Stores, Inc. (a)	2,057
26	Lithia Motors, Inc., Class A	2,923
23	National Vision Holdings, Inc. (a)	945

		5,925

	Textiles, Apparel & Luxury Goods — 1.4%
89	Wolverine World Wide, Inc.	2,835

	Total Consumer Discretionary	28,992

	Consumer Staples — 4.4%
	Food & Staples Retailing — 2.1%
9	Casey’s General Stores, Inc.	1,056
92	Performance Food Group Co. (a)	3,049

		4,105

	Food Products — 1.3%
78	Freshpet, Inc. (a)	1,474
24	Snyder’s-Lance, Inc.	1,184

		2,658

	Personal Products — 1.0%
85	elf Beauty, Inc. (a)	1,896

	Total Consumer Staples	8,659

SHARES	SECURITY DESCRIPTION	VALUE($)

	Energy — 1.1%
	Oil, Gas & Consumable Fuels — 1.1%
66	Jagged Peak Energy, Inc. (a)	1,035
27	RSP Permian, Inc. (a)	1,103

	Total Energy	2,138

	Financials — 5.5%
	Banks — 2.3%
22	Bank of the Ozarks, Inc.	1,069
6	Signature Bank (a)	814
30	Texas Capital Bancshares, Inc. (a)	2,638

		4,521

	Capital Markets — 2.7%
31	Evercore, Inc., Class A	2,761
35	Financial Engines, Inc.	1,069
130	PennantPark Investment Corp.	902
44	WisdomTree Investments, Inc.	558

		5,290

	Thrifts & Mortgage Finance — 0.5%
37	BofI Holding, Inc. (a)	1,094

	Total Financials	10,905

	Health Care — 20.4%
	Biotechnology — 8.7%
21	ACADIA Pharmaceuticals, Inc. (a)	623
57	Bellicum Pharmaceuticals, Inc. (a)	480
26	Biohaven Pharmaceutical Holding Co. Ltd. (a)	712
49	Clementia Pharmaceuticals, Inc., (Canada) (a)	931
5	Clovis Oncology, Inc. (a)	335
44	Coherus Biosciences, Inc. (a)	387
51	Exact Sciences Corp. (a)	2,672
31	FibroGen, Inc. (a)	1,482
99	Halozyme Therapeutics, Inc. (a)	2,013
22	Ignyta, Inc. (a)	593
13	Insmed, Inc. (a)	404
13	Neurocrine Biosciences, Inc. (a)	995
19	Portola Pharmaceuticals, Inc. (a)	917
35	REGENXBIO, Inc. (a)	1,178
15	Sage Therapeutics, Inc. (a)	2,450
21	Spark Therapeutics, Inc. (a)	1,089

		17,261

	Health Care Equipment & Supplies — 3.6%
170	GenMark Diagnostics, Inc. (a)	707
32	Insulet Corp. (a)	2,184
16	iRhythm Technologies, Inc. (a)	914
77	K2M Group Holdings, Inc. (a)	1,382

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN SMALL CAP FUNDS	15

JPMorgan Dynamic Small Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Health Care Equipment & Supplies — continued
24	Nevro Corp. (a)	1,689
156	TransEnterix, Inc. (a)	301

		7,177

	Health Care Providers & Services — 3.2%
45	Acadia Healthcare Co., Inc. (a)	1,476
77	Teladoc, Inc. (a)	2,671
11	WellCare Health Plans, Inc. (a)	2,224

		6,371

	Health Care Technology — 1.1%
111	Evolent Health, Inc., Class A (a)	1,364
14	Veeva Systems, Inc., Class A (a)	791

		2,155

	Pharmaceuticals — 3.8%
89	Horizon Pharma plc (a)	1,296
50	Nektar Therapeutics (a)	2,999
47	Revance Therapeutics, Inc. (a)	1,683
238	TherapeuticsMD, Inc. (a)	1,436

		7,414

	Total Health Care	40,378

	Industrials — 19.1%
	Aerospace & Defense — 1.7%
24	HEICO Corp.	2,230
17	Hexcel Corp.	1,081

		3,311

	Air Freight & Logistics — 0.7%
16	XPO Logistics, Inc. (a)	1,425

	Building Products — 5.5%
85	Advanced Drainage Systems, Inc.	2,034
52	JELD-WEN Holding, Inc. (a)	2,066
12	Lennox International, Inc.	2,496
22	Masonite International Corp. (a)	1,620
25	Trex Co., Inc. (a)	2,684

		10,900

	Commercial Services & Supplies — 1.2%
99	Advanced Disposal Services, Inc. (a)	2,371

	Machinery — 5.5%
43	Graco, Inc.	1,930
42	ITT, Inc.	2,217
30	John Bean Technologies Corp.	3,331
9	Middleby Corp. (The) (a)	1,149
26	Oshkosh Corp.	2,354

		10,981

SHARES	SECURITY DESCRIPTION	VALUE($)

	Marine — 0.5%
15	Kirby Corp. (a)	980

	Road & Rail — 1.9%
15	Old Dominion Freight Line, Inc.	1,996
25	Saia, Inc. (a)	1,800

		3,796

	Trading Companies & Distributors — 2.1%
53	H&E Equipment Services, Inc.	2,136
40	Rush Enterprises, Inc., Class A (a)	2,025

		4,161

	Total Industrials	37,925

	Information Technology — 25.7%
	Communications Equipment — 0.9%
40	Ciena Corp. (a)	833
83	Quantenna Communications, Inc. (a)	1,015

		1,848

	Electronic Equipment, Instruments & Components — 1.4%
14	Littelfuse, Inc.	2,702

	Internet Software & Services — 9.8%
26	2U, Inc. (a)	1,649
77	Cloudera, Inc. (a)	1,271
54	Envestnet, Inc. (a)	2,695
32	GoDaddy, Inc., Class A (a)	1,629
49	GrubHub, Inc. (a)	3,546
50	Instructure, Inc. (a)	1,657
51	MuleSoft, Inc., Class A (a)	1,197
64	Nutanix, Inc., Class A (a)	2,261
52	Okta, Inc. (a)	1,341
46	Trade Desk, Inc. (The), Class A (a)	2,124

		19,370

	Semiconductors & Semiconductor Equipment — 5.1%
22	Cavium, Inc. (a)	1,840
56	Inphi Corp. (a)	2,040
32	MACOM Technology Solutions Holdings, Inc. (a)	1,026
29	MKS Instruments, Inc.	2,724
21	Monolithic Power Systems, Inc.	2,390

		10,020

	Software — 8.5%
45	Appian Corp. (a)	1,409
21	Atlassian Corp. plc, (Australia), Class A (a)	939
20	Guidewire Software, Inc. (a)	1,478
25	HubSpot, Inc. (a)	2,207
35	Paycom Software, Inc. (a)	2,812

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Software — continued
21	Proofpoint, Inc. (a)	1,881
37	RingCentral, Inc., Class A (a)	1,787
62	SailPoint Technologies Holding, Inc. (a)	903
10	Tyler Technologies, Inc. (a)	1,703
52	Zendesk, Inc. (a)	1,758

		16,877

	Total Information Technology	50,817

	Materials — 3.9%
	Chemicals — 1.4%
118	Ferro Corp. (a)	2,788

	Construction Materials — 2.5%
22	Eagle Materials, Inc.	2,488
75	Summit Materials, Inc., Class A (a)	2,366

		4,854

	Total Materials	7,642

	Real Estate — 1.7%
	Equity Real Estate Investment Trusts (REITs) — 1.0%
33	CubeSmart	966
21	Highwoods Properties, Inc.	1,075

		2,041

SHARES	SECURITY DESCRIPTION	VALUE($)

	Real Estate Management & Development — 0.7%
28	RE/MAX Holdings, Inc., Class A	1,373

	Total Real Estate	3,414

	Utilities — 0.6%
	Water Utilities — 0.6%
52	Evoqua Water Technologies Corp. (a)	1,234

	Total Common Stocks (Cost $114,145)	192,104

Short-Term Investment — 3.0%
	Investment Company — 3.0%
5,884	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 1.14% (b) (l) (Cost $5,884)	5,884

	Total Investments — 100.0% (Cost $120,029)	197,988
	Liabilities in Excess of Other Assets — 0.0% (g)	(54)

	NET ASSETS — 100.0%	$197,934

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN SMALL CAP FUNDS	17

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 98.3%
	Consumer Discretionary — 10.9%
	Auto Components — 1.5%
57	American Axle & Manufacturing Holdings, Inc. (a)	972
19	Cooper-Standard Holdings, Inc. (a)	2,346
10	Dana, Inc.	323
6	Modine Manufacturing Co. (a)	123
2	Stoneridge, Inc. (a)	48
6	Tower International, Inc.	176

		3,988

	Distributors — 0.1%
30	Funko, Inc., Class A (a)	199

	Diversified Consumer Services — 0.5%
2	Capella Education Co.	156
9	Grand Canyon Education, Inc. (a)	788
24	K12, Inc. (a)	378

		1,322

	Hotels, Restaurants & Leisure — 1.6%
91	Bloomin’ Brands, Inc.	1,941
8	DineEquity, Inc.	411
1	Jack in the Box, Inc.	49
38	Pinnacle Entertainment, Inc. (a)	1,250
23	Ruth’s Hospitality Group, Inc.	494

		4,145

	Household Durables — 2.4%
61	Beazer Homes USA, Inc. (a)	1,178
4	Hamilton Beach Brands Holding Co., Class A	96
16	Helen of Troy Ltd. (a)	1,511
10	Hooker Furniture Corp.	425
6	KB Home	201
23	Libbey, Inc.	171
18	Lifetime Brands, Inc.	292
106	Taylor Morrison Home Corp., Class A (a)	2,584

		6,458

	Internet & Direct Marketing Retail — 0.2%
90	Groupon, Inc. (a)	459
14	Liberty TripAdvisor Holdings, Inc., Class A (a)	134

		593

	Media — 1.3%
68	Gannett Co., Inc.	786
42	Gray Television, Inc. (a)	711
49	MDC Partners, Inc., Class A (a)	477
3	Nexstar Media Group, Inc., Class A	244
26	Sinclair Broadcast Group, Inc., Class A	1,003

SHARES	SECURITY DESCRIPTION	VALUE($)

	Media — continued
14	Townsquare Media, Inc., Class A (a)	104

		3,325

	Specialty Retail — 2.9%
31	Caleres, Inc.	1,031
13	Children’s Place, Inc. (The)	1,861
2	Conn’s, Inc. (a)	75
21	Express, Inc. (a)	210
10	Group 1 Automotive, Inc.	731
7	National Vision Holdings, Inc. (a)	276
466	Office Depot, Inc.	1,649
88	Pier 1 Imports, Inc.	364
1	RH (a)	43
73	Tailored Brands, Inc.	1,591

		7,831

	Textiles, Apparel & Luxury Goods — 0.4%
10	Deckers Outdoor Corp. (a)	770
10	Perry Ellis International, Inc. (a)	258

		1,028

	Total Consumer Discretionary	28,889

	Consumer Staples — 2.2%
	Food & Staples Retailing — 0.9%
29	Performance Food Group Co. (a)	947
43	SpartanNash Co.	1,147
12	US Foods Holding Corp. (a)	386

		2,480

	Food Products — 0.9%
39	Dean Foods Co.	450
31	Pilgrim’s Pride Corp. (a)	968
4	Pinnacle Foods, Inc.	257
4	Sanderson Farms, Inc.	514
3	TreeHouse Foods, Inc. (a)	133

		2,322

	Household Products — 0.4%
27	Central Garden & Pet Co., Class A (a)	1,030

	Personal Products — 0.0% (g)
2	USANA Health Sciences, Inc. (a)	124

	Total Consumer Staples	5,956

	Energy — 3.2%
	Energy Equipment & Services — 0.9%
35	Archrock, Inc.	368
29	Exterran Corp. (a)	902
90	McDermott International, Inc. (a)	592

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Energy Equipment & Services — continued
7	PHI, Inc. (Non-Voting) (a)	86
38	RigNet, Inc. (a)	574

		2,522

	Oil, Gas & Consumable Fuels — 2.3%
233	Abraxas Petroleum Corp. (a)	573
7	Arch Coal, Inc., Class A	689
57	Delek US Energy, Inc.	2,003
39	EP Energy Corp., Class A (a)	93
9	Green Plains, Inc.	153
22	Jagged Peak Energy, Inc. (a)	341
2	NACCO Industries, Inc., Class A	72
32	Pacific Ethanol, Inc. (a)	145
57	Renewable Energy Group, Inc. (a)	667
1	REX American Resources Corp. (a)	50
43	SRC Energy, Inc. (a)	369
237	W&T Offshore, Inc. (a)	785
3	World Fuel Services Corp.	91

		6,031

	Total Energy	8,553

	Financials — 17.3%
	Banks — 10.4%
54	Bancorp, Inc. (The) (a)	529
5	Cadence BanCorp (a)	127
9	Cathay General Bancorp	380
3	Central Valley Community Bancorp	67
2	Community Trust Bancorp, Inc.	85
4	Customers Bancorp, Inc. (a)	113
40	East West Bancorp, Inc.	2,407
2	Enterprise Financial Services Corp.	90
16	Fidelity Southern Corp.	347
21	Financial Institutions, Inc.	647
182	First BanCorp, (Puerto Rico) (a)	928
5	First Business Financial Services, Inc.	117
6	First Community Bancshares, Inc.	183
15	First Foundation, Inc. (a)	274
40	First Merchants Corp.	1,686
57	Fulton Financial Corp.	1,022
43	Hancock Holding Co.	2,109
38	Hanmi Financial Corp.	1,141
18	Heritage Financial Corp.	539
15	Hilltop Holdings, Inc.	383
67	Hope Bancorp, Inc.	1,231
1	Howard Bancorp, Inc. (a)	31
6	IBERIABANK Corp.	475

SHARES	SECURITY DESCRIPTION	VALUE($)

	Banks — continued
5	MainSource Financial Group, Inc.	168
3	NBT Bancorp, Inc.	123
4	Northeast Bancorp	102
6	Pacific Mercantile Bancorp (a)	48
30	PacWest Bancorp	1,499
71	Popular, Inc., (Puerto Rico)	2,512
12	Preferred Bank	685
2	Premier Financial Bancorp, Inc.	46
7	Shore Bancshares, Inc.	115
3	Sierra Bancorp	83
2	SVB Financial Group (a)	375
106	TCF Financial Corp.	2,163
2	Towne Bank	71
17	TriCo Bancshares	639
8	TriState Capital Holdings, Inc. (a)	181
7	Triumph Bancorp, Inc. (a)	214
30	Wintrust Financial Corp.	2,463
24	Zions Bancorp	1,195

		27,593

	Capital Markets — 1.2%
93	BGC Partners, Inc., Class A	1,409
9	Houlihan Lokey, Inc.	414
16	INTL. FCStone, Inc. (a)	680
30	OM Asset Management plc	497
3	Piper Jaffray Cos.	286

		3,286

	Consumer Finance — 1.4%
33	FirstCash, Inc.	2,199
27	Green Dot Corp., Class A (a)	1,609

		3,808

	Diversified Financial Services — 0.1%
5	Cannae Holdings, Inc. (a)	92
3	Marlin Business Services Corp.	70

		162

	Insurance — 2.6%
55	American Equity Investment Life Holding Co.	1,688
8	Aspen Insurance Holdings Ltd., (Bermuda)	340
69	CNO Financial Group, Inc.	1,714
13	First American Financial Corp.	712
7	HCI Group, Inc.	205
14	Kinsale Capital Group, Inc.	612
4	National General Holdings Corp.	77
4	Selective Insurance Group, Inc.	243

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN SMALL CAP FUNDS	19

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Insurance — continued
18	Stewart Information Services Corp.	756
5	United Fire Group, Inc.	209
16	Universal Insurance Holdings, Inc.	448

		7,004

	Mortgage Real Estate Investment Trusts (REITs) — 0.5%
10	Capstead Mortgage Corp.	88
6	Invesco Mortgage Capital, Inc.	102
68	Redwood Trust, Inc.	1,002

		1,192

	Thrifts & Mortgage Finance — 1.1%
5	BankFinancial Corp.	72
8	Dime Community Bancshares, Inc.	164
10	HomeStreet, Inc. (a)	302
8	Meta Financial Group, Inc.	769
45	MGIC Investment Corp. (a)	636
13	OceanFirst Financial Corp.	347
10	PennyMac Financial Services, Inc., Class A (a)	219
10	Walker & Dunlop, Inc. (a)	468
2	Washington Federal, Inc.	68

		3,045

	Total Financials	46,090

	Health Care — 15.7%
	Biotechnology — 6.3%
11	Acorda Therapeutics, Inc. (a)	225
68	Aduro Biotech, Inc. (a)	511
38	Akebia Therapeutics, Inc. (a)	565
29	Allena Pharmaceuticals, Inc. (a)	290
64	Amicus Therapeutics, Inc. (a)	925
8	AnaptysBio, Inc. (a)	816
16	Audentes Therapeutics, Inc. (a)	512
33	Bellicum Pharmaceuticals, Inc. (a)	280
7	Bluebird Bio, Inc. (a)	1,282
19	Cara Therapeutics, Inc. (a)	230
135	Catalyst Pharmaceuticals, Inc. (a)	527
40	Coherus Biosciences, Inc. (a)	348
21	Concert Pharmaceuticals, Inc. (a)	548
322	Curis, Inc. (a)	225
37	Dynavax Technologies Corp. (a)	696
11	Esperion Therapeutics, Inc. (a)	718
14	FibroGen, Inc. (a)	654
38	Heron Therapeutics, Inc. (a)	681
22	Jounce Therapeutics, Inc. (a)	281
8	Loxo Oncology, Inc. (a)	707
22	Mersana Therapeutics, Inc. (a)	360

SHARES	SECURITY DESCRIPTION	VALUE($)

	Biotechnology — continued
35	Ra Pharmaceuticals, Inc. (a)	294
3	Radius Health, Inc. (a)	98
16	Rhythm Pharmaceuticals, Inc. (a)	468
8	Sage Therapeutics, Inc. (a)	1,359
18	Sarepta Therapeutics, Inc. (a)	979
45	Selecta Biosciences, Inc. (a)	443
3	Seres Therapeutics, Inc. (a)	31
6	Spark Therapeutics, Inc. (a)	314
58	Synergy Pharmaceuticals, Inc. (a)	129
45	Syros Pharmaceuticals, Inc. (a)	440
4	TESARO, Inc. (a)	315
29	vTv Therapeutics, Inc., Class A (a)	174
12	Xencor, Inc. (a)	270

		16,695

	Health Care Equipment & Supplies — 3.8%
20	Cutera, Inc. (a)	911
2	Inogen, Inc. (a)	185
52	Integer Holdings Corp. (a)	2,347
65	Invacare Corp.	1,102
50	Lantheus Holdings, Inc. (a)	1,020
29	Masimo Corp. (a)	2,417
71	OraSure Technologies, Inc. (a)	1,340
7	OrthoPediatrics Corp. (a)	127
14	Quidel Corp. (a)	603

		10,052

	Health Care Providers & Services — 3.5%
25	Addus HomeCare Corp. (a)	873
2	AMN Healthcare Services, Inc. (a)	84
77	Community Health Systems, Inc. (a)	328
79	Cross Country Healthcare, Inc. (a)	1,010
68	Diplomat Pharmacy, Inc. (a)	1,369
3	Envision Healthcare Corp. (a)	88
11	HealthSouth Corp.	553
145	Kindred Healthcare, Inc.	1,408
25	Molina Healthcare, Inc. (a)	1,919
28	Owens & Minor, Inc.	520
34	RadNet, Inc. (a)	343
12	Surgery Partners, Inc. (a)	143
4	WellCare Health Plans, Inc. (a)	817

		9,455

	Health Care Technology — 0.1%
10	HMS Holdings Corp. (a)	165

	Life Sciences Tools & Services — 0.3%
11	INC Research Holdings, Inc., Class A (a)	484

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2017

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
		Life Sciences Tools & Services — continued
3		PRA Health Sciences, Inc. (a)	264

			748

		Pharmaceuticals — 1.7%
9		Amphastar Pharmaceuticals, Inc. (a)	171
14		Assembly Biosciences, Inc. (a)	652
22		Catalent, Inc. (a)	883
11		Horizon Pharma plc (a)	153
3		Medicines Co. (The) (a)	87
16		Nektar Therapeutics (a)	950
3		Ocular Therapeutix, Inc. (a)	13
7		Reata Pharmaceuticals, Inc., Class A (a)	210
6		Revance Therapeutics, Inc. (a)	229
109		TherapeuticsMD, Inc. (a)	660
16		WaVe Life Sciences Ltd. (a)	558

			4,566

		Total Health Care	41,681

		Industrials — 19.4%
		Aerospace & Defense — 1.4%
18		AAR Corp.	717
14		Engility Holdings, Inc. (a)	410
8		HEICO Corp., Class A	644
4		Moog, Inc., Class A (a)	313
51		Vectrus, Inc. (a)	1,567

			3,651

		Air Freight & Logistics — 0.2%
5		Atlas Air Worldwide Holdings, Inc. (a)	293
4		Park-Ohio Holdings Corp.	195

			488

		Airlines — 0.8%
11		Hawaiian Holdings, Inc.	446
34		SkyWest, Inc.	1,827

			2,273

		Building Products — 0.8%
3		American Woodmark Corp. (a)	375
3		JELD-WEN Holding, Inc. (a)	98
41		Universal Forest Products, Inc.	1,558

			2,031

		Commercial Services & Supplies — 2.1%
16		ABM Industries, Inc.	592
162		ACCO Brands Corp. (a)	1,980
—	(h)	CECO Environmental Corp.	—	(h)
29		Essendant, Inc.	274

SHARES	SECURITY DESCRIPTION	VALUE($)

	Commercial Services & Supplies — continued
3	Herman Miller, Inc.	116
14	Kimball International, Inc., Class B	253
6	Knoll, Inc.	131
63	Quad/Graphics, Inc.	1,430
34	Steelcase, Inc., Class A	510
2	Viad Corp.	129
2	VSE Corp.	83

		5,498

	Construction & Engineering — 2.6%
26	EMCOR Group, Inc.	2,141
106	HC2 Holdings, Inc. (a)	631
86	KBR, Inc.	1,709
36	MasTec, Inc. (a)	1,762
19	Sterling Construction Co., Inc. (a)	313
15	Tutor Perini Corp. (a)	368

		6,924

	Electrical Equipment — 1.1%
7	EnerSys	460
69	General Cable Corp.	2,047
9	Powell Industries, Inc.	246
4	Regal Beloit Corp.	293

		3,046

	Machinery — 4.0%
6	Barnes Group, Inc.	402
22	Columbus McKinnon Corp.	864
18	Federal Signal Corp.	357
58	Global Brass & Copper Holdings, Inc.	1,907
6	Greenbrier Cos., Inc. (The)	317
2	Hurco Cos., Inc.	85
4	Hyster-Yale Materials Handling, Inc.	375
8	Kadant, Inc.	841
4	Kennametal, Inc.	174
120	Meritor, Inc. (a)	2,817
6	NN, Inc.	160
1	Standex International Corp.	147
11	TriMas Corp. (a)	288
93	Wabash National Corp.	2,026

		10,760

	Marine — 0.1%
71	Costamare, Inc., (Monaco)	407

	Professional Services — 3.7%
28	Barrett Business Services, Inc.	1,825
5	CRA International, Inc.	242

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN SMALL CAP FUNDS	21

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Professional Services — continued
16	ICF International, Inc. (a)	819
40	Insperity, Inc.	2,316
2	Kelly Services, Inc., Class A	56
7	Korn/Ferry International	269
83	RPX Corp.	1,109
24	TriNet Group, Inc. (a)	1,064
75	TrueBlue, Inc. (a)	2,063

		9,763

	Road & Rail — 1.2%
75	ArcBest Corp.	2,680
11	Schneider National, Inc., Class B	317
3	Universal Logistics Holdings, Inc.	68
4	YRC Worldwide, Inc. (a)	53

		3,118

	Trading Companies & Distributors — 1.4%
10	Applied Industrial Technologies, Inc.	654
39	CAI International, Inc. (a)	1,093
13	GMS, Inc. (a)	497
72	MRC Global, Inc. (a)	1,211
7	Titan Machinery, Inc. (a)	157
3	Veritiv Corp. (a)	95

		3,707

	Total Industrials	51,666

	Information Technology — 15.6%
	Communications Equipment — 1.1%
17	Ciena Corp. (a)	360
200	Extreme Networks, Inc. (a)	2,506

		2,866

	Electronic Equipment, Instruments & Components — 4.2%
2	Anixter International, Inc. (a)	114
51	Benchmark Electronics, Inc. (a)	1,477
80	Fitbit, Inc., Class A (a)	457
34	Insight Enterprises, Inc. (a)	1,296
5	Itron, Inc. (a)	334
73	KEMET Corp. (a)	1,095
31	Kimball Electronics, Inc. (a)	569
3	Littelfuse, Inc.	550
25	Methode Electronics, Inc.	1,005
3	Plexus Corp. (a)	182
65	Sanmina Corp. (a)	2,148
15	Tech Data Corp. (a)	1,491
11	Vishay Precision Group, Inc. (a)	264

		10,982

SHARES	SECURITY DESCRIPTION	VALUE($)

	Internet Software & Services — 2.4%
26	Alteryx, Inc., Class A (a)	662
45	Apptio, Inc., Class A (a)	1,049
61	Blucora, Inc. (a)	1,352
2	Cargurus, Inc. (a)	69
7	Coupa Software, Inc. (a)	209
20	Five9, Inc. (a)	502
111	Limelight Networks, Inc. (a)	491
10	MongoDB, Inc. (a)	300
14	New Relic, Inc. (a)	809
3	SendGrid, Inc. (a)	60
40	Tintri, Inc. (a)	206
10	Web.com Group, Inc. (a)	214
12	Yelp, Inc. (a)	516

		6,439

	IT Services — 2.1%
2	Blackhawk Network Holdings, Inc. (a)	73
6	CACI International, Inc., Class A (a)	847
2	Euronet Worldwide, Inc. (a)	147
35	Everi Holdings, Inc. (a)	263
9	Switch, Inc., Class A	158
16	Sykes Enterprises, Inc. (a)	495
160	Travelport Worldwide Ltd.	2,085
112	Unisys Corp. (a)	914
14	Virtusa Corp. (a)	599

		5,581

	Semiconductors & Semiconductor Equipment — 2.5%
3	Advanced Energy Industries, Inc. (a)	211
31	Alpha & Omega Semiconductor Ltd. (a)	514
19	Cirrus Logic, Inc. (a)	1,001
34	Cohu, Inc.	735
110	Cypress Semiconductor Corp.	1,681
15	Ichor Holdings Ltd. (a)	359
5	Nanometrics, Inc. (a)	129
8	Rudolph Technologies, Inc. (a)	184
20	Sigma Designs, Inc. (a)	136
69	Ultra Clean Holdings, Inc. (a)	1,588
18	Xcerra Corp. (a)	180

		6,718

	Software — 3.3%
17	CommVault Systems, Inc. (a)	893
3	ForeScout Technologies, Inc. (a)	105
19	Imperva, Inc. (a)	766
3	MicroStrategy, Inc., Class A (a)	374
31	Progress Software Corp.	1,298
3	QAD, Inc., Class A	113

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2017

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
		Software — continued
12		Qualys, Inc. (a)	730
34		RingCentral, Inc., Class A (a)	1,635
27		SailPoint Technologies Holding, Inc. (a)	387
20		Take-Two Interactive Software, Inc. (a)	2,169
—	(h)	TiVo Corp.	1
7		Varonis Systems, Inc. (a)	345

			8,816

		Total Information Technology	41,402

		Materials — 4.7%
		Chemicals — 2.0%
15		Chemours Co. (The)	761
20		FutureFuel Corp.	286
3		Ingevity Corp. (a)	183
20		Innophos Holdings, Inc.	940
16		OMNOVA Solutions, Inc. (a)	160
41		Trinseo SA	3,006

			5,336

		Containers & Packaging — 0.5%
14		Berry Global Group, Inc. (a)	799
25		Graphic Packaging Holding Co.	386

			1,185

		Metals & Mining — 0.8%
74		AK Steel Holding Corp. (a)	419
59		Cleveland-Cliffs, Inc. (a)	428
6		Commercial Metals Co.	138
5		Ryerson Holding Corp. (a)	50
33		Warrior Met Coal, Inc.	825
5		Worthington Industries, Inc.	209

			2,069

		Paper & Forest Products — 1.4%
15		Boise Cascade Co.	594
40		Louisiana-Pacific Corp. (a)	1,061
32		Schweitzer-Mauduit International, Inc.	1,436
39		Verso Corp., Class A (a)	687

			3,778

		Total Materials	12,368

		Real Estate — 6.4%
		Equity Real Estate Investment Trusts (REITs) — 6.4%
11		Armada Hoffler Properties, Inc.	167
166		Ashford Hospitality Trust, Inc.	1,118
26		Bluerock Residential Growth REIT, Inc.	267
10		Chatham Lodging Trust	232
12		Chesapeake Lodging Trust	319

SHARES	SECURITY DESCRIPTION	VALUE($)

	Equity Real Estate Investment Trusts (REITs) — continued
1	CorEnergy Infrastructure Trust, Inc.	42
6	CoreSite Realty Corp.	737
32	Cousins Properties, Inc.	294
3	CyrusOne, Inc.	167
10	DCT Industrial Trust, Inc.	564
18	DiamondRock Hospitality Co.	207
6	Easterly Government Properties, Inc.	128
9	Education Realty Trust, Inc.	316
49	First Industrial Realty Trust, Inc.	1,528
4	Franklin Street Properties Corp.	39
89	GEO Group, Inc. (The)	2,091
29	Getty Realty Corp.	788
8	Highwoods Properties, Inc.	412
6	Hudson Pacific Properties, Inc.	213
16	InfraREIT, Inc.	305
9	LaSalle Hotel Properties	264
8	New Senior Investment Group, Inc.	60
24	NexPoint Residential Trust, Inc.	666
43	Preferred Apartment Communities, Inc., Class A	861
2	PS Business Parks, Inc.	250
26	Ramco-Gershenson Properties Trust	384
44	Retail Opportunity Investments Corp.	877
25	Rexford Industrial Realty, Inc.	732
24	RLJ Lodging Trust	523
55	Summit Hotel Properties, Inc.	831
3	Sun Communities, Inc.	269
50	Sunstone Hotel Investors, Inc.	829
2	Urban Edge Properties	51
26	Xenia Hotels & Resorts, Inc.	550

	Total Real Estate	17,081

	Telecommunication Services — 0.0% (g)
	Diversified Telecommunication Services — 0.0% (g)
8	IDT Corp., Class B (a)	86

	Utilities — 2.9%
	Electric Utilities — 1.6%
2	El Paso Electric Co.	93
6	IDACORP, Inc.	587
4	MGE Energy, Inc.	244
9	PNM Resources, Inc.	360
42	Portland General Electric Co.	1,903
82	Spark Energy, Inc., Class A	1,016

		4,203

	Gas Utilities — 0.8%
15	New Jersey Resources Corp.	605
14	Southwest Gas Holdings, Inc.	1,134

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN SMALL CAP FUNDS	23

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (Unaudited) (continued)

(Amounts in thousands, except for number of Futures contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Gas Utilities — continued
5	WGL Holdings, Inc.	447

		2,186

	Independent Power and Renewable Electricity Producers — 0.5%
52	Atlantic Power Corp. (a)	122
16	Dynegy, Inc. (a)	195
15	NRG Yield, Inc., Class C	287
12	Ormat Technologies, Inc.	774

		1,378

	Water Utilities — 0.0% (g)
3	Consolidated Water Co. Ltd., (Cayman Islands)	34

	Total Utilities	7,801

	Total Common Stocks (Cost $192,257)	261,573

NUMBER OF WARRANTS
Warrant — 0.0%
	Financials — 0.0%
	Consumer Finance — 0.0%
2	Emergent Capital, Inc., expiring 10/01/2019 (Strike Price $10.75) (a) (bb) (Cost $—)	—

SHARES	SECURITY DESCRIPTION	VALUE($)

Short-Term Investment — 2.6%
	Investment Company — 2.6%
6,978	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 1.14% (b) (l) (Cost $6,978)	6,978

	Total Investments — 100.9% (Cost $199,235)	268,551
	Liabilities in Excess of Other Assets — (0.9)%	(2,322)

	NET ASSETS — 100.0%	$266,229

Percentages indicated are based on net assets.

Futures contracts outstanding as of December 31, 2017:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)
Long Contracts
Russell 2000 E-Mini Index	85	03/2018	USD	$6,530	$(12)

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2017

JPMorgan Small Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 94.4%
	Consumer Discretionary — 13.0%
	Auto Components — 1.1%
537	LCI Industries	69,853

	Distributors — 2.1%
1,045	Pool Corp.	135,545

	Diversified Consumer Services — 0.8%
1,061	ServiceMaster Global Holdings, Inc. (a)	54,392

	Hotels, Restaurants & Leisure — 2.0%
390	Hilton Grand Vacations, Inc. (a)	16,377
611	Monarch Casino & Resort, Inc. (a)	27,368
1,123	Papa John’s International, Inc.	63,034
1,423	Zoe’s Kitchen, Inc. (a)	23,800

		130,579

	Internet & Direct Marketing Retail — 0.2%
2,711	Blue Apron Holdings, Inc., Class A (a)	10,926

	Leisure Products — 2.5%
2,741	Acushnet Holdings Corp.	57,770
1,593	Brunswick Corp.	87,941
555	Malibu Boats, Inc., Class A (a)	16,498

		162,209

	Media — 2.6%
2,466	Cinemark Holdings, Inc.	85,853
1,041	Emerald Expositions Events, Inc.	21,170
3,743	EW Scripps Co. (The), Class A (a)	58,507

		165,530

	Specialty Retail — 0.6%
388	American Eagle Outfitters, Inc.	7,296
3,696	Chico’s FAS, Inc.	32,594

		39,890

	Textiles, Apparel & Luxury Goods — 1.1%
596	Carter’s, Inc.	70,048

	Total Consumer Discretionary	838,972

	Consumer Staples — 3.5%
	Food & Staples Retailing — 1.8%
3,543	Performance Food Group Co. (a)	117,286

	Household Products — 1.7%
953	Spectrum Brands Holdings, Inc.	107,061

	Total Consumer Staples	224,347

	Energy — 4.0%
	Energy Equipment & Services — 3.0%
753	Core Laboratories NV	82,460

SHARES	SECURITY DESCRIPTION	VALUE($)

	Energy — continued
4,949	Patterson-UTI Energy, Inc.	113,883

		196,343

	Oil, Gas & Consumable Fuels — 1.0%
7,169	SRC Energy, Inc. (a)	61,149

	Total Energy	257,492

	Financials — 16.6%
	Banks — 11.0%
2,813	Associated Banc-Corp.	71,438
2,234	BankUnited, Inc.	90,983
844	Commerce Bancshares, Inc.	47,101
1,546	First Financial Bancorp	40,739
2,130	First Hawaiian, Inc.	62,143
3,896	First Horizon National Corp.	77,885
638	First Interstate BancSystem, Inc., Class A	25,568
1,119	Glacier Bancorp, Inc.	44,072
1,517	Great Western Bancorp, Inc.	60,359
933	IBERIABANK Corp.	72,337
1,090	Western Alliance Bancorp (a)	61,739
751	Wintrust Financial Corp.	61,839

		716,203

	Capital Markets — 3.9%
941	Eaton Vance Corp.	53,065
264	FactSet Research Systems, Inc.	50,895
885	Lazard Ltd., Class A	46,456
946	Moelis & Co., Class A	45,877
562	Morningstar, Inc.	54,513

		250,806

	Insurance — 1.7%
637	Kinsale Capital Group, Inc.	28,671
1,108	ProAssurance Corp.	63,300
306	RLI Corp.	18,555

		110,526

	Total Financials	1,077,535

	Health Care — 10.8%
	Health Care Equipment & Supplies — 2.7%
298	ICU Medical, Inc. (a)	64,437
1,134	West Pharmaceutical Services, Inc.	111,915

		176,352

	Health Care Providers & Services — 4.2%
839	HealthEquity, Inc. (a)	39,150
2,096	HealthSouth Corp.	103,554
392	Magellan Health, Inc. (a)	37,822

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN SMALL CAP FUNDS	25

JPMorgan Small Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Health Care Providers & Services — continued
1,238	Premier, Inc., Class A (a)	36,146
286	WellCare Health Plans, Inc. (a)	57,491

		274,163

	Health Care Technology — 1.5%
1,397	Cotiviti Holdings, Inc. (a)	45,006
806	Medidata Solutions, Inc. (a)	51,050

		96,056

	Pharmaceuticals — 2.4%
2,475	Catalent, Inc. (a)	101,689
1,169	Prestige Brands Holdings, Inc. (a)	51,905

		153,594

	Total Health Care	700,165

	Industrials — 17.6%
	Building Products — 1.6%
1,426	JELD-WEN Holding, Inc. (a)	56,158
1,230	USG Corp. (a)	47,439

		103,597

	Commercial Services & Supplies — 4.4%
1,372	Advanced Disposal Services, Inc. (a)	32,842
2,355	Brady Corp., Class A	89,239
1,289	Herman Miller, Inc.	51,619
1,460	KAR Auction Services, Inc.	73,736
668	US Ecology, Inc.	34,075

		281,511

	Electrical Equipment — 0.8%
1,064	Generac Holdings, Inc. (a)	52,672

	Machinery — 7.3%
1,148	Allison Transmission Holdings, Inc.	49,437
995	Altra Industrial Motion Corp.	50,137
996	Douglas Dynamics, Inc.	37,644
524	Lincoln Electric Holdings, Inc.	48,031
374	Proto Labs, Inc. (a)	38,513
738	RBC Bearings, Inc. (a)	93,304
2,416	Toro Co. (The)	157,592

		474,658

	Road & Rail — 1.5%
898	Knight-Swift Transportation Holdings, Inc.	39,273
568	Landstar System, Inc.	59,085

		98,358

SHARES	SECURITY DESCRIPTION	VALUE($)

	Trading Companies & Distributors — 2.0%
1,004	Applied Industrial Technologies, Inc.	68,401
342	Watsco, Inc.	58,099

		126,500

	Total Industrials	1,137,296

	Information Technology — 13.0%
	Internet Software & Services — 3.4%
3,186	Cision Ltd. (a)	37,816
1,199	GrubHub, Inc. (a)	86,103
978	Instructure, Inc. (a)	32,357
1,761	Q2 Holdings, Inc. (a)	64,876

		221,152

	IT Services — 0.8%
1,044	CoreLogic, Inc. (a)	48,258

	Semiconductors & Semiconductor Equipment — 1.6%
1,102	Cabot Microelectronics Corp.	103,633

	Software — 7.2%
1,020	Aspen Technology, Inc. (a)	67,504
645	Blackbaud, Inc.	60,956
833	Guidewire Software, Inc. (a)	61,865
239	Imperva, Inc. (a)	9,490
1,110	Manhattan Associates, Inc. (a)	55,008
252	MicroStrategy, Inc., Class A (a)	33,028
1,042	SailPoint Technologies Holding, Inc. (a)	15,112
629	Splunk, Inc. (a)	52,092
737	Tableau Software, Inc., Class A (a)	51,011
354	Tyler Technologies, Inc. (a)	62,720

		468,786

	Total Information Technology	841,829

	Materials — 6.6%
	Chemicals — 3.7%
2,071	GCP Applied Technologies, Inc. (a)	66,057
2,947	PQ Group Holdings, Inc. (a)	48,476
385	Quaker Chemical Corp.	58,060
2,631	Valvoline, Inc.	65,938

		238,531

	Containers & Packaging — 2.9%
1,667	AptarGroup, Inc.	143,799
844	Crown Holdings, Inc. (a)	47,492

		191,291

	Total Materials	429,822

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Real Estate — 6.4%
	Equity Real Estate Investment Trusts (REITs) — 4.9%
857	EastGroup Properties, Inc.	75,761
2,268	National Retail Properties, Inc.	97,827
2,660	Outfront Media, Inc.	61,722
2,771	RLJ Lodging Trust	60,871
1,597	Williams Scotsman Corp., Class A (a)	20,277

		316,458

	Real Estate Management & Development — 1.5%
1,112	HFF, Inc., Class A	54,070
1,658	Realogy Holdings Corp.	43,933

		98,003

	Total Real Estate	414,461

	Utilities — 2.9%
	Electric Utilities — 1.3%
1,858	Portland General Electric Co.	84,696

	Multi-Utilities — 1.2%
1,321	NorthWestern Corp.	78,847

	Water Utilities — 0.4%
1,104	Evoqua Water Technologies Corp. (a)	26,178

	Total Utilities	189,721

	Total Common Stocks (Cost $4,249,395)	6,111,640

SHARES	SECURITY DESCRIPTION	VALUE($)

Exchange Traded Fund — 1.3%
	U.S. Equity — 1.3%
535	iShares Russell 2000 Fund (Cost $68,633)	81,582

Short-Term Investment — 4.3%
	Investment Company — 4.3%
278,254	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 1.14% (b) (l) (Cost $278,254)	278,254

	Total Investments — 100.0% (Cost $4,596,282)	6,471,476
	Other Assets in Excess of Liabilities — 0.0% (g)	1,510

	NET ASSETS — 100.0%	$6,472,986

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN SMALL CAP FUNDS	27

JPMorgan Small Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 97.9%
	Consumer Discretionary — 14.7%
	Automobiles — 1.3%
373	Winnebago Industries, Inc.	20,714

	Distributors — 0.8%
95	Pool Corp.	12,337

	Diversified Consumer Services — 1.3%
221	Bright Horizons Family Solutions, Inc. (a)	20,728

	Hotels, Restaurants & Leisure — 3.6%
835	Boyd Gaming Corp.	29,282
403	Texas Roadhouse, Inc.	21,254
34	Vail Resorts, Inc.	7,143

		57,679

	Household Durables — 0.8%
720	TRI Pointe Group, Inc. (a)	12,910

	Internet & Direct Marketing Retail — 1.5%
1,893	Groupon, Inc. (a)	9,654
176	Wayfair, Inc., Class A (a)	14,166

		23,820

	Multiline Retail — 1.1%
352	Ollie’s Bargain Outlet Holdings, Inc. (a)	18,739

	Specialty Retail — 2.9%
138	Burlington Stores, Inc. (a)	16,975
196	Lithia Motors, Inc., Class A	22,290
193	National Vision Holdings, Inc. (a)	7,827

		47,092

	Textiles, Apparel & Luxury Goods — 1.4%
733	Wolverine World Wide, Inc.	23,377

	Total Consumer Discretionary	237,396

	Consumer Staples — 4.4%
	Food & Staples Retailing — 2.1%
78	Casey’s General Stores, Inc.	8,730
759	Performance Food Group Co. (a)	25,139

		33,869

	Food Products — 1.3%
643	Freshpet, Inc. (a)	12,176
193	Snyder’s-Lance, Inc.	9,682

		21,858

	Personal Products — 1.0%
701	elf Beauty, Inc. (a)	15,650

	Total Consumer Staples	71,377

SHARES	SECURITY DESCRIPTION	VALUE($)

	Energy — 1.1%
	Oil, Gas & Consumable Fuels — 1.1%
542	Jagged Peak Energy, Inc. (a)	8,558
224	RSP Permian, Inc. (a)	9,125

	Total Energy	17,683

	Financials — 5.6%
	Banks — 2.3%
182	Bank of the Ozarks, Inc.	8,839
46	Signature Bank (a)	6,287
245	Texas Capital Bancshares, Inc. (a)	21,750

		36,876

	Capital Markets — 2.7%
253	Evercore, Inc., Class A	22,767
292	Financial Engines, Inc.	8,840
1,080	PennantPark Investment Corp.	7,460
370	WisdomTree Investments, Inc.	4,638

		43,705

	Thrifts & Mortgage Finance — 0.6%
303	BofI Holding, Inc. (a)	9,052

	Total Financials	89,633

	Health Care — 20.6%
	Biotechnology — 8.8%
172	ACADIA Pharmaceuticals, Inc. (a)	5,171
475	Bellicum Pharmaceuticals, Inc. (a)	3,993
219	Biohaven Pharmaceutical Holding Co. Ltd. (a)	5,912
406	Clementia Pharmaceuticals, Inc., (Canada) (a)	7,706
41	Clovis Oncology, Inc. (a)	2,806
367	Coherus Biosciences, Inc. (a)	3,228
419	Exact Sciences Corp. (a)	22,031
258	FibroGen, Inc. (a)	12,237
819	Halozyme Therapeutics, Inc. (a)	16,603
182	Ignyta, Inc. (a)	4,867
108	Insmed, Inc. (a)	3,368
106	Neurocrine Biosciences, Inc. (a)	8,238
156	Portola Pharmaceuticals, Inc. (a)	7,592
293	REGENXBIO, Inc. (a)	9,744
123	Sage Therapeutics, Inc. (a)	20,208
175	Spark Therapeutics, Inc. (a)	9,011

		142,715

	Health Care Equipment & Supplies — 3.7%
1,404	GenMark Diagnostics, Inc. (a)	5,855
261	Insulet Corp. (a)	18,014
135	iRhythm Technologies, Inc. (a)	7,569
634	K2M Group Holdings, Inc. (a)	11,417

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Health Care Equipment & Supplies — continued
202	Nevro Corp. (a)	13,941
1,305	TransEnterix, Inc. (a)	2,518

		59,314

	Health Care Providers & Services — 3.2%
374	Acadia Healthcare Co., Inc. (a)	12,189
632	Teladoc, Inc. (a)	22,027
91	WellCare Health Plans, Inc. (a)	18,341

		52,557

	Health Care Technology — 1.1%
856	Evolent Health, Inc., Class A (a)	10,531
118	Veeva Systems, Inc., Class A (a)	6,548

		17,079

	Pharmaceuticals — 3.8%
733	Horizon Pharma plc (a)	10,703
414	Nektar Therapeutics (a)	24,722
381	Revance Therapeutics, Inc. (a)	13,616
1,964	TherapeuticsMD, Inc. (a)	11,861

		60,902

	Total Health Care	332,567

	Industrials — 19.3%
	Aerospace & Defense — 1.7%
194	HEICO Corp.	18,303
145	Hexcel Corp.	8,938

		27,241

	Air Freight & Logistics — 0.7%
129	XPO Logistics, Inc. (a)	11,776

	Building Products — 5.6%
704	Advanced Drainage Systems, Inc.	16,786
433	JELD-WEN Holding, Inc. (a)	17,047
99	Lennox International, Inc.	20,584
180	Masonite International Corp. (a)	13,373
204	Trex Co., Inc. (a)	22,127

		89,917

	Commercial Services & Supplies — 1.2%
817	Advanced Disposal Services, Inc. (a)	19,552

	Machinery — 5.6%
352	Graco, Inc.	15,928
343	ITT, Inc.	18,285
240	John Bean Technologies Corp.	26,621
70	Middleby Corp. (The) (a)	9,497
214	Oshkosh Corp.	19,415

		89,746

SHARES	SECURITY DESCRIPTION	VALUE($)

	Marine — 0.5%
121	Kirby Corp. (a)	8,108

	Road & Rail — 1.9%
121	Old Dominion Freight Line, Inc.	15,951
210	Saia, Inc. (a)	14,853

		30,804

	Trading Companies & Distributors — 2.1%
433	H&E Equipment Services, Inc.	17,621
329	Rush Enterprises, Inc., Class A (a)	16,712

		34,333

	Total Industrials	311,477

	Information Technology — 26.0%
	Communications Equipment — 1.0%
330	Ciena Corp. (a)	6,899
688	Quantenna Communications, Inc. (a)	8,398

		15,297

	Electronic Equipment, Instruments & Components — 1.4%
113	Littelfuse, Inc.	22,279

	Internet Software & Services — 9.9%
211	2U, Inc. (a)	13,612
636	Cloudera, Inc. (a)	10,505
446	Envestnet, Inc. (a)	22,216
268	GoDaddy, Inc., Class A (a)	13,450
407	GrubHub, Inc. (a)	29,220
413	Instructure, Inc. (a)	13,680
425	MuleSoft, Inc., Class A (a)	9,894
529	Nutanix, Inc., Class A (a)	18,652
429	Okta, Inc. (a)	10,975
383	Trade Desk, Inc. (The), Class A (a)	17,518

		159,722

	Semiconductors & Semiconductor Equipment — 5.1%
181	Cavium, Inc. (a)	15,185
460	Inphi Corp. (a)	16,830
261	MACOM Technology Solutions Holdings, Inc. (a)	8,492
238	MKS Instruments, Inc.	22,458
175	Monolithic Power Systems, Inc.	19,707

		82,672

	Software — 8.6%
366	Appian Corp. (a)	11,537
169	Atlassian Corp. plc, (Australia), Class A (a)	7,678
164	Guidewire Software, Inc. (a)	12,207
206	HubSpot, Inc. (a)	18,207
289	Paycom Software, Inc. (a)	23,186

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN SMALL CAP FUNDS	29

JPMorgan Small Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Software — continued
175	Proofpoint, Inc. (a)	15,522
305	RingCentral, Inc., Class A (a)	14,746
515	SailPoint Technologies Holding, Inc. (a)	7,473
79	Tyler Technologies, Inc. (a)	14,060
429	Zendesk, Inc. (a)	14,508

		139,124

	Total Information Technology	419,094

	Materials — 3.9%
	Chemicals — 1.4%
974	Ferro Corp. (a)	22,983

	Construction Materials — 2.5%
181	Eagle Materials, Inc.	20,519
621	Summit Materials, Inc., Class A (a)	19,513

		40,032

	Total Materials	63,015

	Real Estate — 1.7%
	Equity Real Estate Investment Trusts (REITs) — 1.0%
277	CubeSmart	7,997
175	Highwoods Properties, Inc.	8,887

		16,884

SHARES	SECURITY DESCRIPTION	VALUE($)

	Real Estate Management & Development — 0.7%
221	RE/MAX Holdings, Inc., Class A	10,732

	Total Real Estate	27,616

	Utilities — 0.6%
	Water Utilities — 0.6%
430	Evoqua Water Technologies Corp. (a)	10,198

	Total Common Stocks (Cost $1,014,671)	1,580,056

Short-Term Investment — 3.3%
	Investment Company — 3.3%
52,589	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 1.14% (b) (l) (Cost $52,589)	52,589

	Total Investments — 101.2% (Cost $1,067,260)	1,632,645
	Liabilities in Excess of Other Assets — (1.2)%	(19,030)

	NET ASSETS — 100.0%	$1,613,615

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2017

JPMorgan Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 99.0%
	Consumer Discretionary — 11.4%
	Auto Components — 0.2%
8	Cooper-Standard Holdings, Inc. (a)	1,029
164	Stoneridge, Inc. (a)	3,756

		4,785

	Distributors — 0.1%
238	Funko, Inc., Class A (a)	1,580
7	Weyco Group, Inc.	208

		1,788

	Diversified Consumer Services — 0.9%
73	American Public Education, Inc. (a)	1,821
276	Ascent Capital Group, Inc., Class A (a)	3,165
206	Houghton Mifflin Harcourt Co. (a)	1,916
283	K12, Inc. (a)	4,497
403	Regis Corp. (a)	6,182
9	Weight Watchers International, Inc. (a)	390

		17,971

	Hotels, Restaurants & Leisure — 2.4%
146	Brinker International, Inc.	5,675
421	Penn National Gaming, Inc. (a)	13,190
680	Pinnacle Entertainment, Inc. (a)	22,250
290	Ruth’s Hospitality Group, Inc.	6,275
43	Speedway Motorsports, Inc.	815

		48,205

	Household Durables — 2.3%
31	AV Homes, Inc. (a)	521
658	Beazer Homes USA, Inc. (a)	12,637
105	Hamilton Beach Brands Holding Co., Class A	2,695
30	Helen of Troy Ltd. (a)	2,871
1,333	Hovnanian Enterprises, Inc., Class A (a)	4,465
583	KB Home	18,630
160	MDC Holdings, Inc.	5,099

		46,918

	Internet & Direct Marketing Retail — 0.2%
514	Liberty TripAdvisor Holdings, Inc., Class A (a)	4,842

	Media — 1.4%
201	Eros International plc, (India) (a)	1,941
496	EW Scripps Co. (The), Class A (a)	7,756
1,109	Gannett Co., Inc.	12,853
58	Hemisphere Media Group, Inc. (a)	670
193	Time, Inc.	3,553
72	tronc, Inc. (a)	1,261

		28,034

SHARES	SECURITY DESCRIPTION	VALUE($)

	Multiline Retail — 0.9%
283	Dillard’s, Inc., Class A	17,018

	Specialty Retail — 2.1%
269	Aaron’s, Inc.	10,716
199	Chico’s FAS, Inc.	1,758
146	Children’s Place, Inc. (The)	21,192
1,214	Office Depot, Inc.	4,297
1,128	Pier 1 Imports, Inc.	4,669

		42,632

	Textiles, Apparel & Luxury Goods — 0.9%
17	Deckers Outdoor Corp. (a)	1,372
243	Fossil Group, Inc. (a)	1,887
413	Movado Group, Inc.	13,308
50	Perry Ellis International, Inc. (a)	1,262

		17,829

	Total Consumer Discretionary	230,022

	Consumer Staples — 1.7%
	Food & Staples Retailing — 0.1%
21	SpartanNash Co.	569
8	United Natural Foods, Inc. (a)	394

		963

	Food Products — 1.1%
78	Bob Evans Farms, Inc.	6,140
559	Darling Ingredients, Inc. (a)	10,138
62	Dean Foods Co.	721
46	Fresh Del Monte Produce, Inc.	2,174
69	Snyder’s-Lance, Inc.	3,456

		22,629

	Household Products — 0.2%
111	Central Garden & Pet Co., Class A (a)	4,178

	Tobacco — 0.3%
119	Universal Corp.	6,221

	Total Consumer Staples	33,991

	Energy — 5.6%
	Energy Equipment & Services — 2.4%
839	Archrock, Inc.	8,805
47	Natural Gas Services Group, Inc. (a)	1,237
2,423	Noble Corp. plc (a)	10,951
328	Parker Drilling Co. (a)	328
1,257	Rowan Cos. plc, Class A (a)	19,685
329	Unit Corp. (a)	7,236

		48,242

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN SMALL CAP FUNDS	31

JPMorgan Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Oil, Gas & Consumable Fuels — 3.2%
1,818	Bill Barrett Corp. (a)	9,328
566	Delek US Energy, Inc.	19,776
3,388	Denbury Resources, Inc. (a)	7,487
1,980	EP Energy Corp., Class A (a)	4,672
51	NACCO Industries, Inc., Class A	1,924
244	Pacific Ethanol, Inc. (a)	1,110
72	Renewable Energy Group, Inc. (a)	848
173	REX American Resources Corp. (a)	14,289
415	Sanchez Energy Corp. (a)	2,201
75	Ship Finance International Ltd., (Norway)	1,164
295	W&T Offshore, Inc. (a)	975

		63,774

	Total Energy	112,016

	Financials — 29.5%
	Banks — 17.7%
115	1st Source Corp.	5,687
7	American National Bankshares, Inc.	257
137	BancFirst Corp.	6,987
398	BancorpSouth Bank	12,505
174	Bank of Hawaii Corp.	14,920
33	Bryn Mawr Bank Corp.	1,450
18	Cadence BanCorp (a)	475
219	Cathay General Bancorp	9,252
486	Central Pacific Financial Corp.	14,509
26	Central Valley Community Bancorp	519
9	Century Bancorp, Inc., Class A	696
21	Citizens & Northern Corp.	492
154	City Holding Co.	10,390
112	Columbia Banking System, Inc.	4,848
144	Community Bank System, Inc.	7,761
130	Community Trust Bancorp, Inc.	6,131
13	East West Bancorp, Inc.	793
262	FCB Financial Holdings, Inc., Class A (a)	13,299
74	Financial Institutions, Inc.	2,301
32	First BanCorp	1,137
1,289	First BanCorp, (Puerto Rico) (a)	6,574
9	First Citizens BancShares, Inc., Class A	3,587
1,293	First Commonwealth Financial Corp.	18,510
64	First Community Bancshares, Inc.	1,842
115	First Financial Bancorp	3,036
81	First Financial Bankshares, Inc.	3,627
22	First Financial Corp.	1,002
103	First Hawaiian, Inc.	2,994
72	First Horizon National Corp.	1,442
107	First Interstate BancSystem, Inc., Class A	4,300

SHARES	SECURITY DESCRIPTION	VALUE($)

	Banks — continued
156	Flushing Financial Corp.	4,276
376	Fulton Financial Corp.	6,732
226	Glacier Bancorp, Inc.	8,890
39	Great Southern Bancorp, Inc.	2,025
111	Great Western Bancorp, Inc.	4,430
342	Hancock Holding Co.	16,930
26	Heritage Financial Corp.	796
486	Hope Bancorp, Inc.	8,868
59	Independent Bank Corp.	1,307
1,036	Investors Bancorp, Inc.	14,378
44	Lakeland Financial Corp.	2,153
151	MainSource Financial Group, Inc.	5,489
20	Mercantile Bank Corp.	714
599	OFG Bancorp, (Puerto Rico)	5,632
166	PacWest Bancorp	8,351
19	Preferred Bank	1,105
21	Republic Bancorp, Inc., Class A	791
23	S&T Bancorp, Inc.	928
28	Sandy Spring Bancorp, Inc.	1,108
59	Simmons First National Corp., Class A	3,359
8	South State Corp.	684
83	Southside Bancshares, Inc.	2,779
61	State Bank Financial Corp.	1,826
20	Stock Yards Bancorp, Inc.	762
24	Tompkins Financial Corp.	1,920
27	TriState Capital Holdings, Inc. (a)	626
377	Trustmark Corp.	12,021
237	UMB Financial Corp.	17,038
628	Umpqua Holdings Corp.	13,060
393	Union Bankshares Corp.	14,207
81	Valley National Bancorp	904
41	Washington Trust Bancorp, Inc.	2,157
119	Webster Financial Corp.	6,672
14	West Bancorp, Inc.	348
366	Westamerica Bancorp	21,796

		356,385

	Capital Markets — 0.9%
46	Arlington Asset Investment Corp., Class A	545
9	Associated Capital Group, Inc., Class A	304
20	GAMCO Investors, Inc., Class A	599
54	Investment Technology Group, Inc.	1,032
74	Oppenheimer Holdings, Inc., Class A	1,983
83	Stifel Financial Corp.	4,914
80	Virtus Investment Partners, Inc.	9,250

		18,627

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Consumer Finance — 0.5%
359	EZCORP, Inc., Class A (a)	4,380
96	Nelnet, Inc., Class A	5,281
36	Regional Management Corp. (a)	939

		10,600

	Diversified Financial Services — 0.2%
239	Cannae Holdings, Inc. (a)	4,070
35	Marlin Business Services Corp.	773

		4,843

	Insurance — 4.7%
69	Argo Group International Holdings Ltd.	4,272
868	CNO Financial Group, Inc.	21,436
12	Global Indemnity Ltd., (Cayman Islands) (a)	517
78	Hallmark Financial Services, Inc. (a)	811
377	Heritage Insurance Holdings, Inc.	6,788
229	Horace Mann Educators Corp.	10,077
9	Infinity Property & Casualty Corp.	986
1,379	MBIA, Inc. (a)	10,092
62	Navigators Group, Inc. (The)	3,019
202	Primerica, Inc.	20,472
139	ProAssurance Corp.	7,961
418	Third Point Reinsurance Ltd., (Bermuda) (a)	6,121
60	Universal Insurance Holdings, Inc.	1,636

		94,188

	Mortgage Real Estate Investment Trusts (REITs) — 2.1%
100	AG Mortgage Investment Trust, Inc.	1,897
919	Capstead Mortgage Corp.	7,949
132	Cherry Hill Mortgage Investment Corp.	2,373
2,133	CYS Investments, Inc.	17,130
218	Dynex Capital, Inc.	1,529
205	Ellington Residential Mortgage REIT	2,471
445	Invesco Mortgage Capital, Inc.	7,927

		41,276

	Thrifts & Mortgage Finance — 3.4%
66	BankFinancial Corp.	1,005
1,215	Beneficial Bancorp, Inc.	19,979
262	Charter Financial Corp.	4,601
36	First Defiance Financial Corp.	1,892
330	Meridian Bancorp, Inc.	6,796
592	Northfield Bancorp, Inc.	10,118
29	Oritani Financial Corp.	480
20	Provident Financial Holdings, Inc.	359
17	Territorial Bancorp, Inc.	515
45	United Community Financial Corp.	413
103	United Financial Bancorp, Inc.	1,815

SHARES	SECURITY DESCRIPTION	VALUE($)

	Thrifts & Mortgage Finance — continued
144	Walker & Dunlop, Inc. (a)	6,830
318	Washington Federal, Inc.	10,878
94	Waterstone Financial, Inc.	1,603
21	WSFS Financial Corp.	995

		68,279

	Total Financials	594,198

	Health Care — 7.2%
	Biotechnology — 2.6%
50	Acorda Therapeutics, Inc. (a)	1,068
149	Adamas Pharmaceuticals, Inc. (a)	5,040
455	AMAG Pharmaceuticals, Inc. (a)	6,031
498	Ardelyx, Inc. (a)	3,288
154	Arsanis, Inc. (a)	1,965
115	Deciphera Pharmaceuticals, Inc. (a)	2,600
70	Enanta Pharmaceuticals, Inc. (a)	4,102
248	Five Prime Therapeutics, Inc. (a)	5,443
2,141	Idera Pharmaceuticals, Inc. (a)	4,517
12	Immune Design Corp. (a)	47
824	Iovance Biotherapeutics, Inc. (a)	6,594
12	MacroGenics, Inc. (a)	236
54	Radius Health, Inc. (a)	1,712
509	Rigel Pharmaceuticals, Inc. (a)	1,973
266	Syndax Pharmaceuticals, Inc. (a)	2,333
407	Tocagen, Inc. (a)	4,168
235	Versartis, Inc. (a)	518

		51,635

	Health Care Equipment & Supplies — 1.2%
242	Halyard Health, Inc. (a)	11,157
201	Meridian Bioscience, Inc.	2,818
457	Wright Medical Group NV (a)	10,141

		24,116

	Health Care Providers & Services — 1.9%
358	American Renal Associates Holdings, Inc. (a)	6,224
726	Community Health Systems, Inc. (a)	3,094
128	Cross Country Healthcare, Inc. (a)	1,631
77	Genesis Healthcare, Inc. (a)	59
949	Kindred Healthcare, Inc.	9,203
95	Molina Healthcare, Inc. (a)	7,308
207	Owens & Minor, Inc.	3,914
89	Tivity Health, Inc. (a)	3,257
51	Triple-S Management Corp., (Puerto Rico), Class B (a)	1,267
16	WellCare Health Plans, Inc. (a)	3,278

		39,235

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN SMALL CAP FUNDS	33

JPMorgan Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Health Care Technology — 0.3%
451	Allscripts Healthcare Solutions, Inc. (a)	6,562

	Pharmaceuticals — 1.2%
69	Amphastar Pharmaceuticals, Inc. (a)	1,330
142	Dermira, Inc. (a)	3,957
336	Intra-Cellular Therapies, Inc. (a)	4,865
153	Medicines Co. (The) (a)	4,183
106	MyoKardia, Inc. (a)	4,467
768	Tetraphase Pharmaceuticals, Inc. (a)	4,838

		23,640

	Total Health Care	145,188

	Industrials — 12.8%
	Aerospace & Defense — 1.2%
143	AAR Corp.	5,626
86	Curtiss-Wright Corp.	10,431
91	Moog, Inc., Class A (a)	7,938

		23,995

	Building Products — 0.0% (g)
26	Gibraltar Industries, Inc. (a)	845

	Commercial Services & Supplies — 2.0%
1,546	ACCO Brands Corp. (a)	18,856
897	ARC Document Solutions, Inc. (a)	2,289
71	CECO Environmental Corp.	364
89	Ennis, Inc.	1,840
173	Essendant, Inc.	1,607
365	Quad/Graphics, Inc.	8,256
127	VSE Corp.	6,146

		39,358

	Construction & Engineering — 1.7%
38	Argan, Inc.	1,710
260	EMCOR Group, Inc.	21,280
252	KBR, Inc.	4,999
184	MYR Group, Inc. (a)	6,581

		34,570

	Electrical Equipment — 0.1%
86	Powell Industries, Inc.	2,464

	Machinery — 2.7%
101	AGCO Corp.	7,221
163	Briggs & Stratton Corp.	4,128
287	Douglas Dynamics, Inc.	10,833
27	Graham Corp.	571
233	Harsco Corp. (a)	4,344
48	Hurco Cos., Inc.	2,026

SHARES	SECURITY DESCRIPTION	VALUE($)

	Machinery — continued
65	Kadant, Inc.	6,476
894	Wabash National Corp.	19,389

		54,988

	Marine — 0.3%
1,069	Costamare, Inc., (Monaco)	6,169

	Professional Services — 2.6%
119	Barrett Business Services, Inc.	7,663
29	CRA International, Inc.	1,295
418	FTI Consulting, Inc. (a)	17,936
233	Huron Consulting Group, Inc. (a)	9,437
45	ICF International, Inc. (a)	2,362
604	RPX Corp.	8,123
173	TrueBlue, Inc. (a)	4,767

		51,583

	Road & Rail — 1.0%
339	ArcBest Corp.	12,115
67	Schneider National, Inc., Class B	1,908
472	YRC Worldwide, Inc. (a)	6,783

		20,806

	Trading Companies & Distributors — 1.2%
145	DXP Enterprises, Inc. (a)	4,282
661	MRC Global, Inc. (a)	11,185
398	Titan Machinery, Inc. (a)	8,417

		23,884

	Total Industrials	258,662

	Information Technology — 9.2%
	Communications Equipment — 1.4%
38	Comtech Telecommunications Corp.	838
207	Finisar Corp. (a)	4,204
1,352	Infinera Corp. (a)	8,558
72	InterDigital, Inc.	5,445
309	NetScout Systems, Inc. (a)	9,394
79	Ribbon Communications, Inc. (a)	607

		29,046

	Electronic Equipment, Instruments & Components — 3.7%
215	Bel Fuse, Inc., Class B	5,405
667	Benchmark Electronics, Inc. (a)	19,401
97	Insight Enterprises, Inc. (a)	3,699
212	Tech Data Corp. (a)	20,789
646	TTM Technologies, Inc. (a)	10,118
688	Vishay Intertechnology, Inc.	14,278

		73,690

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Internet Software & Services — 0.0% (g)
38	TechTarget, Inc. (a)	523

	IT Services — 1.5%
102	Convergys Corp.	2,397
37	EVERTEC, Inc., (Puerto Rico)	500
230	Perficient, Inc. (a)	4,376
835	Travelport Worldwide Ltd.	10,915
1,493	Unisys Corp. (a)	12,171

		30,359

	Semiconductors & Semiconductor Equipment — 1.3%
795	Amkor Technology, Inc. (a)	7,985
780	Cypress Semiconductor Corp.	11,888
146	Nanometrics, Inc. (a)	3,631
72	Xperi Corp.	1,762

		25,266

	Software — 1.3%
5	Aspen Technology, Inc. (a)	318
68	Fair Isaac Corp.	10,402
47	Monotype Imaging Holdings, Inc.	1,141
316	Progress Software Corp.	13,470
104	TiVo Corp.	1,622

		26,953

	Total Information Technology	185,837

	Materials — 5.3%
	Chemicals — 1.4%
175	American Vanguard Corp.	3,447
179	FutureFuel Corp.	2,526
23	Innophos Holdings, Inc.	1,061
111	Minerals Technologies, Inc.	7,670
87	Olin Corp.	3,095
397	Rayonier Advanced Materials, Inc.	8,125
25	Trinseo SA	1,837

		27,761

	Containers & Packaging — 0.3%
390	Graphic Packaging Holding Co.	6,019
58	Myers Industries, Inc.	1,137

		7,156

	Metals & Mining — 2.7%
756	AK Steel Holding Corp. (a)	4,279
218	Carpenter Technology Corp.	11,121
256	Cleveland-Cliffs, Inc. (a)	1,844
78	Kaiser Aluminum Corp.	8,345
143	Schnitzer Steel Industries, Inc., Class A	4,797
933	SunCoke Energy, Inc. (a)	11,190

SHARES	SECURITY DESCRIPTION	VALUE($)

	Metals & Mining — continued
63	Warrior Met Coal, Inc.	1,594
248	Worthington Industries, Inc.	10,936

		54,106

	Paper & Forest Products — 0.9%
105	Domtar Corp.	5,205
51	Louisiana-Pacific Corp. (a)	1,329
240	Schweitzer-Mauduit International, Inc.	10,895

		17,429

	Total Materials	106,452

	Real Estate — 9.3%
	Equity Real Estate Investment Trusts (REITs) — 9.3%
146	Alexander & Baldwin, Inc.	4,061
97	American Assets Trust, Inc.	3,702
209	Apartment Investment & Management Co., Class A	9,132
313	Ashford Hospitality Prime, Inc.	3,045
949	Ashford Hospitality Trust, Inc.	6,387
384	CBL & Associates Properties, Inc.	2,173
291	Cedar Realty Trust, Inc.	1,771
80	CorEnergy Infrastructure Trust, Inc.	3,067
88	CoreSite Realty Corp.	10,035
195	DCT Industrial Trust, Inc.	11,487
475	DiamondRock Hospitality Co.	5,367
70	EPR Properties	4,582
134	First Industrial Realty Trust, Inc.	4,204
52	Franklin Street Properties Corp.	554
155	Getty Realty Corp.	4,208
78	Gladstone Commercial Corp.	1,632
484	Government Properties Income Trust	8,970
73	Hersha Hospitality Trust	1,263
32	Highwoods Properties, Inc.	1,609
169	Hospitality Properties Trust	5,039
385	InfraREIT, Inc.	7,159
405	Investors Real Estate Trust	2,299
129	Kite Realty Group Trust	2,526
84	LaSalle Hotel Properties	2,361
105	LTC Properties, Inc.	4,555
135	Mack-Cali Realty Corp.	2,911
213	Pebblebrook Hotel Trust	7,932
471	Pennsylvania REIT	5,603
195	Potlatch Corp.	9,706
210	Preferred Apartment Communities, Inc., Class A	4,261
89	PS Business Parks, Inc.	11,170
547	RLJ Lodging Trust	12,019
13	Saul Centers, Inc.	772
534	Sunstone Hotel Investors, Inc.	8,819
15	Taubman Centers, Inc.	955

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN SMALL CAP FUNDS	35

JPMorgan Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (Unaudited) (continued)

(Amounts in thousands, except number of Futures contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Equity Real Estate Investment Trusts (REITs) — continued
83	Urstadt Biddle Properties, Inc., Class A	1,794
694	Washington Prime Group, Inc.	4,939
10	Washington REIT	302
210	Xenia Hotels & Resorts, Inc.	4,534

		186,905

	Real Estate Management & Development — 0.0% (g)
46	St Joe Co. (The) (a)	825

	Total Real Estate	187,730

	Telecommunication Services — 0.4%
	Diversified Telecommunication Services — 0.4%
745	Consolidated Communications Holdings, Inc.	9,085

	Utilities — 6.6%
	Electric Utilities — 1.6%
274	El Paso Electric Co.	15,144
351	Portland General Electric Co.	15,980
100	Spark Energy, Inc., Class A	1,237

		32,361

	Gas Utilities — 1.8%
237	Northwest Natural Gas Co.	14,149
160	Southwest Gas Holdings, Inc.	12,853
133	Spire, Inc.	10,025

		37,027

	Independent Power and Renewable Electricity Producers — 1.3%
2,240	Atlantic Power Corp. (a)	5,263
1,201	Dynegy, Inc. (a)	14,237
294	Pattern Energy Group, Inc.	6,318

		25,818

	Multi-Utilities — 1.2%
264	Avista Corp.	13,568
139	NorthWestern Corp.	8,322
55	Unitil Corp.	2,509

		24,399

SHARES	SECURITY DESCRIPTION	VALUE($)

	Water Utilities — 0.7%
151	American States Water Co.	8,721
118	California Water Service Group	5,370

		14,091

	Total Utilities	133,696

	Total Common Stocks (Cost $1,519,439)	1,996,877

NUMBER OF WARRANTS
Warrant — 0.0%
	Financials — 0.0%
	Consumer Finance — 0.0%
3	Emergent Capital, Inc., expiring 10/01/2019 (Strike Price $10.75) (a) (bb) (Cost $—)	—

SHARES
Short-Term Investment — 1.1%
	Investment Company — 1.1%
22,133	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 1.14% (b) (l) (Cost $22,133)	22,133

	Total Investments — 100.1% (Cost $1,541,572)	2,019,010
	Liabilities in Excess of Other Assets — (0.1)%	(2,629)

	NET ASSETS — 100.0%	$2,016,381

Percentages indicated are based on net assets.

Futures contracts outstanding as of December 31, 2017:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)
Long Contracts
Russell 2000 E-Mini Index	179	03/2018	USD	$13,752	$68

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2017

JPMorgan U.S. Small Company Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 98.0%
	Consumer Discretionary — 13.7%
	Auto Components — 1.1%
368	Stoneridge, Inc. (a)	8,408
185	Tenneco, Inc.	10,853

		19,261

	Distributors — 0.1%
208	Funko, Inc., Class A (a)	1,383
13	Weyco Group, Inc.	384

		1,767

	Diversified Consumer Services — 0.6%
173	Ascent Capital Group, Inc., Class A (a)	1,988
183	Houghton Mifflin Harcourt Co. (a)	1,697
405	Regis Corp. (a)	6,219
8	Strayer Education, Inc.	744

		10,648

	Hotels, Restaurants & Leisure — 3.9%
573	Bloomin’ Brands, Inc.	12,221
189	Brinker International, Inc.	7,341
410	Penn National Gaming, Inc. (a)	12,855
773	Pinnacle Entertainment, Inc. (a)	25,284
424	Sonic Corp.	11,652
94	Speedway Motorsports, Inc.	1,764

		71,117

	Household Durables — 2.1%
54	AV Homes, Inc. (a)	896
393	Beazer Homes USA, Inc. (a)	7,553
125	Hamilton Beach Brands Holding Co., Class A	3,219
378	Hovnanian Enterprises, Inc., Class A (a)	1,265
69	KB Home	2,195
21	Lifetime Brands, Inc.	340
911	Taylor Morrison Home Corp., Class A (a)	22,302

		37,770

	Internet & Direct Marketing Retail — 0.4%
284	Liberty TripAdvisor Holdings, Inc., Class A (a)	2,674
87	Shutterfly, Inc. (a)	4,308

		6,982

	Media — 1.9%
269	Eros International plc, (India) (a)	2,593
288	EW Scripps Co. (The), Class A (a)	4,500
798	Gannett Co., Inc.	9,243
235	Hemisphere Media Group, Inc. (a)	2,709
142	National CineMedia, Inc.	977
238	Sinclair Broadcast Group, Inc., Class A	8,989
312	Time, Inc.	5,762
42	tronc, Inc. (a)	735

		35,508

SHARES	SECURITY DESCRIPTION	VALUE($)

	Multiline Retail — 0.6%
151	Big Lots, Inc.	8,473
33	Dillard’s, Inc., Class A	1,952

		10,425

	Specialty Retail — 2.1%
56	Aaron’s, Inc.	2,244
128	Children’s Place, Inc. (The)	18,561
64	GNC Holdings, Inc., Class A (a)	237
46	National Vision Holdings, Inc. (a)	1,880
388	Office Depot, Inc.	1,375
1,087	Pier 1 Imports, Inc.	4,501
239	Sleep Number Corp. (a)	8,999

		37,797

	Textiles, Apparel & Luxury Goods — 0.9%
229	Movado Group, Inc.	7,377
66	Perry Ellis International, Inc. (a)	1,642
224	Wolverine World Wide, Inc.	7,135

		16,154

	Total Consumer Discretionary	247,429

	Consumer Staples — 2.0%
	Food & Staples Retailing — 0.2%
101	Ingles Markets, Inc., Class A	3,498

	Food Products — 1.7%
868	Darling Ingredients, Inc. (a)	15,732
289	Dean Foods Co.	3,337
185	Pilgrim’s Pride Corp. (a)	5,740
28	Post Holdings, Inc. (a)	2,179
24	Sanderson Farms, Inc.	3,275
22	Seneca Foods Corp., Class A (a)	689

		30,952

	Personal Products — 0.1%
20	Herbalife Ltd. (a)	1,341
15	Medifast, Inc.	1,047

		2,388

	Total Consumer Staples	36,838

	Energy — 3.9%
	Energy Equipment & Services — 1.1%
364	Archrock, Inc.	3,822
59	Natural Gas Services Group, Inc. (a)	1,533
350	Parker Drilling Co. (a)	350
150	RigNet, Inc. (a)	2,238
376	Rowan Cos. plc, Class A (a)	5,893
33	SEACOR Holdings, Inc. (a)	1,530
33	SEACOR Marine Holdings, Inc. (a)	389
135	Unit Corp. (a)	2,968

		18,723

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN SMALL CAP FUNDS	37

JPMorgan U.S. Small Company Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Oil, Gas & Consumable Fuels — 2.8%
16	Adams Resources & Energy, Inc.	696
986	Bill Barrett Corp. (a)	5,059
382	Delek US Energy, Inc.	13,358
1,164	Denbury Resources, Inc. (a)	2,573
7	Dorian LPG Ltd. (a)	60
901	EP Energy Corp., Class A (a)	2,125
83	International Seaways, Inc. (a)	1,532
63	NACCO Industries, Inc., Class A	2,361
380	Renewable Energy Group, Inc. (a)	4,481
187	REX American Resources Corp. (a)	15,498
362	Sanchez Energy Corp. (a)	1,924
397	W&T Offshore, Inc. (a)	1,315

		50,982

	Total Energy	69,705

	Financials — 17.0%
	Banks — 8.6%
59	1st Source Corp.	2,931
183	BancFirst Corp.	9,345
243	BancorpSouth Bank	7,633
15	Cadence BanCorp (a)	412
95	Cathay General Bancorp	4,002
312	Central Pacific Financial Corp.	9,292
22	Central Valley Community Bancorp	448
25	Citizens & Northern Corp.	593
60	City Holding Co.	4,068
392	CVB Financial Corp.	9,224
4	East West Bancorp, Inc.	233
291	FCB Financial Holdings, Inc., Class A (a)	14,793
396	First Commonwealth Financial Corp.	5,674
27	First Community Bancshares, Inc.	761
63	First Financial Bancorp	1,650
88	First Hawaiian, Inc.	2,553
222	First Horizon National Corp.	4,441
64	First Interstate BancSystem, Inc., Class A	2,551
80	Flushing Financial Corp.	2,211
102	Fulton Financial Corp.	1,822
31	Great Western Bancorp, Inc.	1,246
40	Guaranty Bancorp	1,109
86	Heritage Financial Corp.	2,658
194	Hope Bancorp, Inc.	3,535
125	Independent Bank Corp.	3,385
266	Investors Bancorp, Inc.	3,695
29	MainSource Financial Group, Inc.	1,049
22	National Bank Holdings Corp., Class A	718
220	OFG Bancorp, (Puerto Rico)	2,066
65	PacWest Bancorp	3,271

SHARES	SECURITY DESCRIPTION	VALUE($)

	Banks — continued
132	People’s United Financial, Inc.	2,478
27	Sierra Bancorp	728
56	Simmons First National Corp., Class A	3,216
19	Southside Bancshares, Inc.	641
244	TCF Financial Corp.	5,000
84	Trustmark Corp.	2,663
59	UMB Financial Corp.	4,222
294	Union Bankshares Corp.	10,638
57	Webster Financial Corp.	3,184
39	West Bancorp, Inc.	978
241	Westamerica Bancorp	14,358

		155,475

	Capital Markets — 1.1%
35	Federated Investors, Inc., Class B	1,259
134	Houlihan Lokey, Inc.	6,088
51	MarketAxess Holdings, Inc.	10,350
20	Virtus Investment Partners, Inc.	2,301

		19,998

	Consumer Finance — 0.7%
11	Credit Acceptance Corp. (a)	3,429
498	EZCORP, Inc., Class A (a)	6,077
80	Nelnet, Inc., Class A	4,360

		13,866

	Insurance — 2.7%
18	Ambac Financial Group, Inc. (a)	281
17	Blue Capital Reinsurance Holdings Ltd., (Bermuda)	207
335	CNO Financial Group, Inc.	8,274
62	First American Financial Corp.	3,446
22	Global Indemnity Ltd., (Cayman Islands) (a)	941
78	Kemper Corp.	5,395
75	Kinsale Capital Group, Inc.	3,380
574	MBIA, Inc. (a)	4,201
93	Navigators Group, Inc. (The)	4,534
97	Primerica, Inc.	9,850
74	ProAssurance Corp.	4,241
120	Third Point Reinsurance Ltd., (Bermuda) (a)	1,764
68	Universal Insurance Holdings, Inc.	1,854

		48,368

	Mortgage Real Estate Investment Trusts (REITs) — 1.1%
520	Capstead Mortgage Corp.	4,499
56	Cherry Hill Mortgage Investment Corp.	1,013
1,645	CYS Investments, Inc.	13,211
48	Dynex Capital, Inc.	335

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Mortgage Real Estate Investment Trusts (REITs) — continued
40	Invesco Mortgage Capital, Inc.	708

		19,766

	Thrifts & Mortgage Finance — 2.8%
73	BankFinancial Corp.	1,117
755	Beneficial Bancorp, Inc.	12,423
22	Capitol Federal Financial, Inc.	295
66	Charter Financial Corp.	1,165
22	First Defiance Financial Corp.	1,122
581	Meridian Bancorp, Inc.	11,958
249	MGIC Investment Corp. (a)	3,510
116	NMI Holdings, Inc., Class A (a)	1,967
541	Northfield Bancorp, Inc.	9,237
34	Provident Financial Holdings, Inc.	633
146	Walker & Dunlop, Inc. (a)	6,921

		50,348

	Total Financials	307,821

	Health Care — 16.3%
	Biotechnology — 6.9%
92	ACADIA Pharmaceuticals, Inc. (a)	2,758
988	Achillion Pharmaceuticals, Inc. (a)	2,846
132	Aimmune Therapeutics, Inc. (a)	4,996
364	Alder Biopharmaceuticals, Inc. (a)	4,166
132	Allena Pharmaceuticals, Inc. (a)	1,329
404	Amicus Therapeutics, Inc. (a)	5,811
142	Arena Pharmaceuticals, Inc. (a)	4,826
55	Avexis, Inc. (a)	6,065
120	Biohaven Pharmaceutical Holding Co. Ltd. (a)	3,240
190	Cara Therapeutics, Inc. (a)	2,330
74	Clovis Oncology, Inc. (a)	5,005
207	CytomX Therapeutics, Inc. (a)	4,363
328	Edge Therapeutics, Inc. (a)	3,074
142	Flexion Therapeutics, Inc. (a)	3,566
129	Global Blood Therapeutics, Inc. (a)	5,076
293	Ignyta, Inc. (a)	7,815
155	Mersana Therapeutics, Inc. (a)	2,552
172	Myriad Genetics, Inc. (a)	5,907
2,587	Novavax, Inc. (a)	3,208
86	Prothena Corp. plc, (Ireland) (a)	3,220
149	REGENXBIO, Inc. (a)	4,958
27	Sage Therapeutics, Inc. (a)	4,431
118	Sarepta Therapeutics, Inc. (a)	6,554
93	Selecta Biosciences, Inc. (a)	911
410	Seres Therapeutics, Inc. (a)	4,161
124	Spark Therapeutics, Inc. (a)	6,386

SHARES	SECURITY DESCRIPTION	VALUE($)

	Biotechnology — continued
1,314	Synergy Pharmaceuticals, Inc. (a)	2,930
491	TG Therapeutics, Inc. (a)	4,025
280	Vanda Pharmaceuticals, Inc. (a)	4,262
167	Xencor, Inc. (a)	3,661

		124,432

	Health Care Equipment & Supplies — 3.5%
173	Halyard Health, Inc. (a)	7,985
246	Integer Holdings Corp. (a)	11,130
133	Masimo Corp. (a)	11,304
247	Meridian Bioscience, Inc.	3,452
193	Orthofix International NV (a)	10,579
45	OrthoPediatrics Corp. (a)	860
21	Utah Medical Products, Inc.	1,742
724	Wright Medical Group NV (a)	16,079

		63,131

	Health Care Providers & Services — 3.6%
262	Civitas Solutions, Inc. (a)	4,485
71	Community Health Systems, Inc. (a)	303
515	Cross Country Healthcare, Inc. (a)	6,575
376	Genesis Healthcare, Inc. (a)	287
614	Kindred Healthcare, Inc.	5,951
193	Molina Healthcare, Inc. (a)	14,776
133	Owens & Minor, Inc.	2,509
151	RadNet, Inc. (a)	1,522
453	Surgery Partners, Inc. (a)	5,486
157	Tenet Healthcare Corp. (a)	2,377
485	Tivity Health, Inc. (a)	17,731
20	WellCare Health Plans, Inc. (a)	4,083

		66,085

	Health Care Technology — 0.3%
388	Allscripts Healthcare Solutions, Inc. (a)	5,642

	Life Sciences Tools & Services — 0.3%
69	INC Research Holdings, Inc., Class A (a)	3,022
43	Medpace Holdings, Inc. (a)	1,548

		4,570

	Pharmaceuticals — 1.7%
357	Depomed, Inc. (a)	2,875
196	Nektar Therapeutics (a)	11,705
114	Pacira Pharmaceuticals, Inc. (a)	5,200
217	Paratek Pharmaceuticals, Inc. (a)	3,882
33	Prestige Brands Holdings, Inc. (a)	1,474
151	Reata Pharmaceuticals, Inc., Class A (a)	4,262

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN SMALL CAP FUNDS	39

JPMorgan U.S. Small Company Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Pharmaceuticals — continued
23	Revance Therapeutics, Inc. (a)	826

		30,224

	Total Health Care	294,084

	Industrials — 15.1%
	Aerospace & Defense — 1.0%
91	AAR Corp.	3,579
75	Curtiss-Wright Corp.	9,126
69	Moog, Inc., Class A (a)	5,967

		18,672

	Building Products — 1.1%
478	Continental Building Products, Inc. (a)	13,464
140	Gibraltar Industries, Inc. (a)	4,604
128	Ply Gem Holdings, Inc. (a)	2,368

		20,436

	Commercial Services & Supplies — 2.4%
1,416	ACCO Brands Corp. (a)	17,271
92	ARC Document Solutions, Inc. (a)	234
35	CECO Environmental Corp.	179
117	Deluxe Corp.	9,006
332	Ennis, Inc.	6,881
67	Essendant, Inc.	620
72	Interface, Inc.	1,811
23	MSA Safety, Inc.	1,798
106	VSE Corp.	5,153

		42,953

	Construction & Engineering — 1.9%
320	EMCOR Group, Inc.	26,152
60	MasTec, Inc. (a)	2,947
138	MYR Group, Inc. (a)	4,913

		34,012

	Electrical Equipment — 1.0%
307	Generac Holdings, Inc. (a)	15,222
100	Powell Industries, Inc.	2,868

		18,090

	Machinery — 3.2%
235	Actuant Corp., Class A	5,953
359	Briggs & Stratton Corp.	9,105
291	Douglas Dynamics, Inc.	11,000
10	FreightCar America, Inc.	164
40	Graham Corp.	843
169	Harsco Corp. (a)	3,144
79	Kadant, Inc.	7,922

SHARES	SECURITY DESCRIPTION	VALUE($)

	Machinery — continued
27	Meritor, Inc. (a)	622
909	Wabash National Corp.	19,734

		58,487

	Professional Services — 2.6%
201	Barrett Business Services, Inc.	12,978
25	Franklin Covey Co. (a)	527
334	Huron Consulting Group, Inc. (a)	13,510
323	RPX Corp.	4,340
32	TriNet Group, Inc. (a)	1,423
165	TrueBlue, Inc. (a)	4,533
143	WageWorks, Inc. (a)	8,872

		46,183

	Road & Rail — 0.5%
127	ArcBest Corp.	4,541
58	Schneider National, Inc., Class B	1,642
140	YRC Worldwide, Inc. (a)	2,013

		8,196

	Trading Companies & Distributors — 1.4%
83	Applied Industrial Technologies, Inc.	5,639
148	DXP Enterprises, Inc. (a)	4,367
493	MRC Global, Inc. (a)	8,342
355	Titan Machinery, Inc. (a)	7,513

		25,861

	Total Industrials	272,890

	Information Technology — 16.4%
	Communications Equipment — 1.3%
302	Ciena Corp. (a)	6,327
201	InterDigital, Inc.	15,306
72	NetScout Systems, Inc. (a)	2,202

		23,835

	Electronic Equipment, Instruments & Components — 3.0%
25	Bel Fuse, Inc., Class B	640
463	Benchmark Electronics, Inc. (a)	13,470
51	ePlus, Inc. (a)	3,850
361	Knowles Corp. (a)	5,294
122	Tech Data Corp. (a)	11,913
321	TTM Technologies, Inc. (a)	5,035
686	Vishay Intertechnology, Inc.	14,230

		54,432

	Internet Software & Services — 1.3%
115	Care.com, Inc. (a)	2,078
20	Cargurus, Inc. (a)	609

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Internet Software & Services — continued
193	DHI Group, Inc. (a)	366
69	MongoDB, Inc. (a)	2,045
258	NIC, Inc.	4,279
17	SendGrid, Inc. (a)	407
34	Stamps.com, Inc. (a)	6,298
191	Tintri, Inc. (a)	975
255	Web.com Group, Inc. (a)	5,568

		22,625

	IT Services — 2.6%
188	Convergys Corp.	4,420
114	CSG Systems International, Inc.	4,982
29	Euronet Worldwide, Inc. (a)	2,419
37	EVERTEC, Inc., (Puerto Rico)	508
373	Perficient, Inc. (a)	7,109
129	Science Applications International Corp.	9,878
54	Switch, Inc., Class A	973
812	Travelport Worldwide Ltd.	10,610
719	Unisys Corp. (a)	5,863

		46,762

	Semiconductors & Semiconductor Equipment — 2.9%
28	Advanced Energy Industries, Inc. (a)	1,917
253	Alpha & Omega Semiconductor Ltd. (a)	4,142
761	Amkor Technology, Inc. (a)	7,645
75	Cirrus Logic, Inc. (a)	3,869
137	Cohu, Inc.	3,009
157	Entegris, Inc.	4,793
21	Silicon Laboratories, Inc. (a)	1,810
219	Synaptics, Inc. (a)	8,747
113	Xcerra Corp. (a)	1,104
637	Xperi Corp.	15,548

		52,584

	Software — 4.9%
228	ACI Worldwide, Inc. (a)	5,162
334	Aspen Technology, Inc. (a)	22,078
87	Fair Isaac Corp.	13,374
23	ForeScout Technologies, Inc. (a)	721
51	HubSpot, Inc. (a)	4,517
48	Manhattan Associates, Inc. (a)	2,393
535	Progress Software Corp.	22,779
26	Proofpoint, Inc. (a)	2,336
90	Rosetta Stone, Inc. (a)	1,127
184	SailPoint Technologies Holding, Inc. (a)	2,668
323	Synchronoss Technologies, Inc. (a)	2,885
8	Take-Two Interactive Software, Inc. (a)	867
100	VASCO Data Security International, Inc. (a)	1,395

SHARES	SECURITY DESCRIPTION	VALUE($)

	Software — continued
234	Workiva, Inc. (a)	5,008
443	Zix Corp. (a)	1,939

		89,249

	Technology Hardware, Storage & Peripherals — 0.4%
267	Electronics For Imaging, Inc. (a)	7,887

	Total Information Technology	297,374

	Materials — 3.9%
	Chemicals — 2.1%
81	American Vanguard Corp.	1,586
184	FutureFuel Corp.	2,587
123	Minerals Technologies, Inc.	8,448
42	Olin Corp.	1,502
283	OMNOVA Solutions, Inc. (a)	2,832
46	PolyOne Corp.	2,005
112	Rayonier Advanced Materials, Inc.	2,282
36	Sensient Technologies Corp.	2,648
200	Trinseo SA	14,498

		38,388

	Containers & Packaging — 0.7%
744	Graphic Packaging Holding Co.	11,498
35	Myers Industries, Inc.	675

		12,173

	Metals & Mining — 1.0%
58	Carpenter Technology Corp.	2,937
61	Kaiser Aluminum Corp.	6,496
52	SunCoke Energy, Inc. (a)	619
191	Worthington Industries, Inc.	8,411

		18,463

	Paper & Forest Products — 0.1%
45	Domtar Corp.	2,213

	Total Materials	71,237

	Real Estate — 5.7%
	Equity Real Estate Investment Trusts (REITs) — 5.7%
34	Alexander & Baldwin, Inc.	943
105	American Assets Trust, Inc.	4,008
702	Ashford Hospitality Trust, Inc.	4,726
115	CBL & Associates Properties, Inc.	648
59	CorEnergy Infrastructure Trust, Inc.	2,242
151	CoreSite Realty Corp.	17,199
75	CubeSmart	2,181
91	DCT Industrial Trust, Inc.	5,323
237	DiamondRock Hospitality Co.	2,675
49	EastGroup Properties, Inc.	4,348
5	EPR Properties	340

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN SMALL CAP FUNDS	41

JPMorgan U.S. Small Company Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (Unaudited) (continued)

(Amounts in thousands, except number of Futures contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Equity Real Estate Investment Trusts (REITs) — continued
29	Equity LifeStyle Properties, Inc.	2,555
56	First Industrial Realty Trust, Inc.	1,765
97	Franklin Street Properties Corp.	1,041
22	Gladstone Commercial Corp.	465
106	Government Properties Income Trust	1,960
260	Hersha Hospitality Trust	4,520
42	Highwoods Properties, Inc.	2,138
115	Hospitality Properties Trust	3,418
33	InfraREIT, Inc.	621
118	LTC Properties, Inc.	5,139
101	Mack-Cali Realty Corp.	2,180
14	National Retail Properties, Inc.	612
59	Pennsylvania REIT	705
157	Potlatch Corp.	7,849
28	PS Business Parks, Inc.	3,553
207	Ramco-Gershenson Properties Trust	3,048
461	RLJ Lodging Trust	10,122
55	Saul Centers, Inc.	3,396
36	Summit Hotel Properties, Inc.	547
37	Taubman Centers, Inc.	2,434
47	Xenia Hotels & Resorts, Inc.	1,023

	Total Real Estate	103,724

	Telecommunication Services — 0.4%
	Diversified Telecommunication Services — 0.4%
621	Consolidated Communications Holdings, Inc.	7,575

	Utilities — 3.6%
	Electric Utilities — 1.2%
115	El Paso Electric Co.	6,343
85	PNM Resources, Inc.	3,426
202	Portland General Electric Co.	9,189
165	Spark Energy, Inc., Class A	2,041

		20,999

	Gas Utilities — 0.6%
29	Northwest Natural Gas Co.	1,712
57	Southwest Gas Holdings, Inc.	4,604
67	Spire, Inc.	5,050

		11,366

SHARES		SECURITY DESCRIPTION	VALUE($)

		Independent Power and Renewable Electricity Producers — 1.0%
2,115		Atlantic Power Corp. (a)	4,971
890		Dynegy, Inc. (a)	10,551
157		Pattern Energy Group, Inc.	3,383

			18,905

		Multi-Utilities — 0.2%
29		Avista Corp.	1,472
31		NorthWestern Corp.	1,863

			3,335

		Water Utilities — 0.6%
189		American States Water Co.	10,933

		Total Utilities	65,538

		Total Common Stocks (Cost $1,439,948)	1,774,215

NUMBER OF WARRANTS
Warrant — 0.0%
		Financials — 0.0%
		Consumer Finance — 0.0%
—	(h)	Emergent Capital, Inc., expiring 10/01/2019 (Strike Price $10.75) (a) (bb) (Cost $—)	—

SHARES
Short-Term Investment — 2.3%
		Investment Company — 2.3%
41,667		JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 1.14% (b) (l) (Cost $41,667)	41,667

		Total Investments — 100.3% (Cost $1,481,615)	1,815,882
		Liabilities in Excess of Other Assets — (0.3)%	(4,885)

		NET ASSETS — 100.0%	$1,810,997

Percentages indicated are based on net assets.

Futures contracts outstanding as of December 31, 2017:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)
Long Contracts
Russell 2000 E-Mini Index	542	03/2018	USD	$41,639	$423

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2017

J.P. Morgan Small Cap Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (Unaudited)

REIT	— Real Estate Investment Trust
USD	— United States Dollar

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(g)	— Amount rounds to less than 0.05%.
(h)	— Amount rounds to less than 500.
(l)	— The rate shown is the current yield as of December 31, 2017.
(bb)	— Security has been valued using significant unobservable inputs.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN SMALL CAP FUNDS	43

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2017 (Unaudited)

(Amounts in thousands, except per share amounts)

	Dynamic Small Cap Growth Fund	Small Cap Core Fund	Small Cap Equity Fund
ASSETS:
Investments in non-affiliates, at value	$192,104	$261,573	$6,193,222
Investments in affiliates, at value	5,884	6,978	278,254
Cash	—	6	—
Deposits at broker for futures contracts	—	425	—
Receivables:
Investment securities sold	—	621	—
Fund shares sold	434	510	6,015
Dividends from non-affiliates	63	246	10,388
Dividends from affiliates	3	7	248
Other assets	—	47	—

Total Assets	198,488	270,413	6,488,127

LIABILITIES:
Payables:
Due to custodian	—	—	—	(a)
Investment securities purchased	—	771	623
Fund shares redeemed	236	3,094	8,796
Variation margin on futures contracts	—	55	—
Accrued liabilities:
Investment advisory fees	101	133	3,487
Administration fees	9	10	421
Distribution fees	40	2	334
Service fees	40	7	791
Custodian and accounting fees	13	20	65
Trustees’ and Chief Compliance Officer’s fees	—	—	—	(a)
Printing and mailing cost	78	74	237
Other	37	18	387

Total Liabilities	554	4,184	15,141

Net Assets	$197,934	$266,229	$6,472,986

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2017

	Dynamic Small Cap Growth Fund	Small Cap Core Fund		Small Cap Equity Fund
NET ASSETS:
Paid-in-Capital	$117,656	$196,943		$4,556,146
Accumulated undistributed (distributions in excess of) net investment income	(1,445)	(72)		(614)
Accumulated net realized gains (losses)	3,764	54		42,260
Net unrealized appreciation (depreciation)	77,959	69,304		1,875,194

Total Net Assets	$197,934	$266,229		$6,472,986

Net Assets:
Class A	$76,613	$3,294		$1,090,763
Class C	38,365	1,410		146,949
Class I	82,956	23,238		2,602,851
Class R2	—	22		13,444
Class R3	—	22		2,496
Class R4	—	22		87
Class R5	—	196,862		1,239,127
Class R6	—	41,359		1,377,269

Total	$197,934	$266,229		$6,472,986

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	3,311	62		21,973
Class C	2,216	27		3,958
Class I	3,134	437		45,484
Class R2	—	—	(a)	276
Class R3	—	—	(a)	50
Class R4	—	1		1
Class R5	—	3,694		21,612
Class R6	—	778		24,032

Net Asset Value (b):
Class A — Redemption price per share	$23.14	$52.97		$49.64
Class C — Offering price per share (c)	17.31	52.64		37.13
Class I — Offering and redemption price per share	26.47	53.17		57.23
Class R2 — Offering and redemption price per share	—	53.18		48.77
Class R3 — Offering and redemption price per share	—	53.19		49.35
Class R4 — Offering and redemption price per share	—	53.20		57.13
Class R5 — Offering and redemption price per share	—	53.29		57.34
Class R6 — Offering and redemption price per share	—	53.20		57.31
Class A maximum sales charge	5.25%	5.25%		5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$24.42	$55.91		$52.39

Cost of investments in non-affiliates	$114,145	$192,257		$4,318,028
Cost of investments in affiliates	5,884	6,978		278,254

(a)	Amount rounds to less than 500.
(b)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(c)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN SMALL CAP FUNDS	45

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2017 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	Small Cap Growth Fund		Small Cap Value Fund	U.S. Small Company Fund
ASSETS:
Investments in non-affiliates, at value	$1,580,056		$1,996,877	$1,774,215
Investments in affiliates, at value	52,589		22,133	41,667
Cash	—	(a)	5	15
Deposits at broker for futures contracts	—		937	1,815
Receivables:
Investment securities sold	—		1,707	2,647
Fund shares sold	4,073		2,650	1,889
Dividends from non-affiliates	516		6,307	2,305
Dividends from affiliates	31		26	33

Total Assets	1,637,265		2,030,642	1,824,586

LIABILITIES:
Payables:
Investment securities purchased	17,657		4,266	3,191
Fund shares redeemed	4,756		8,068	8,444
Variation margin on futures contracts	—		163	355
Accrued liabilities:
Investment advisory fees	851		1,094	925
Administration fees	99		124	125
Distribution fees	75		134	103
Service fees	116		156	209
Custodian and accounting fees	19		33	39
Trustees’ and Chief Compliance Officer’s fees	—	(a)	—	—	(a)
Printing and mailing cost	53		89	106
Other	24		134	92

Total Liabilities	23,650		14,261	13,589

Net Assets	$1,613,615		$2,016,381	$1,810,997

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2017

	Small Cap Growth Fund	Small Cap Value Fund	U.S. Small Company Fund
NET ASSETS:
Paid-in-Capital	$1,022,372	$1,533,100	$1,489,489
Accumulated undistributed (distributions in excess of) net investment income	(6,160)	(615)	(290)
Accumulated net realized gains (losses)	32,018	6,390	(12,892)
Net unrealized appreciation (depreciation)	565,385	477,506	334,690

Total Net Assets	$1,613,615	$2,016,381	$1,810,997

Net Assets:
Class A	$237,676	$400,023	$221,320
Class C	24,221	29,107	47,789
Class I	162,877	370,112	417,383
Class L	342,800	—	671,857
Class R2	26,360	59,231	49,127
Class R3	143	12,164	14,089
Class R4	23	89	4,286
Class R5	3,829	129,836	299
Class R6	815,686	1,015,819	384,847

Total	$1,613,615	$2,016,381	$1,810,997

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	14,782	13,841	12,090
Class C	2,047	1,213	2,730
Class I	9,196	12,090	22,315
Class L	18,811	—	35,961
Class R2	1,694	2,068	2,733
Class R3	9	421	774
Class R4	1	3	230
Class R5	210	4,240	16
Class R6	44,358	33,142	20,588

Net Asset Value (a):
Class A — Redemption price per share	$16.08	$28.90	$18.31
Class C — Offering price per share (b)	11.83	24.00	17.51
Class I — Offering and redemption price per share	17.71	30.61	18.70
Class L — Offering and redemption price per share	18.22	—	18.68
Class R2 — Offering and redemption price per share	15.56	28.64	17.98
Class R3 — Offering and redemption price per share	16.08	28.86	18.21
Class R4 — Offering and redemption price per share	16.10	30.58	18.64
Class R5 — Offering and redemption price per share	18.23	30.62	18.65
Class R6 — Offering and redemption price per share	18.39	30.65	18.69
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$16.97	$30.50	$19.32

Cost of investments in non-affiliates	$1,014,671	$1,519,439	$1,439,948
Cost of investments in affiliates	52,589	22,133	41,667

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN SMALL CAP FUNDS	47

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2017 (Unaudited)

(Amounts in thousands)

	Dynamic Small Cap Growth Fund	Small Cap Core Fund		Small Cap Equity Fund
INVESTMENT INCOME:
Interest income from affiliates	$— (a)	$—	(a)	$3
Dividend income from non-affiliates	376	1,489		44,865
Dividend income from affiliates	18	31		1,253

Total investment income	394	1,520		46,121

EXPENSES:
Investment advisory fees	615	758		20,473
Administration fees	77	95		2,565
Distribution fees:
Class A	88	3		1,361
Class C	143	5		610
Class R2 (b)	—	—	(a)	34
Class R3 (b)	—	—	(a)	2
Service fees:
Class A	88	3		1,361
Class C	48	1		203
Class I	100	12		3,255
Class R2 (b)	—	—	(a)	17
Class R3 (b)	—	—	(a)	2
Class R4 (b)	—	—	(a)	—	(a)
Class R5	—	98		610
Custodian and accounting fees	19	26		89
Professional fees	27	37		63
Trustees’ and Chief Compliance Officer’s fees	13	13		20
Printing and mailing costs	12	39		228
Registration and filing fees	34	56		296
Transfer agency fees (See Note 2.D.)	14	5		99
Other	6	8		38

Total expenses	1,284	1,159		31,326

Less fees waived	(114)	(218)		(873)
Less earnings credits	—	—		—	(a)
Less expense reimbursements	—	—	(a)	(9)

Net expenses	1,170	941		30,444

Net investment income (loss)	(776)	579		15,677

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	18,016	5,842		113,930
Futures contracts	—	621		—

Net realized gain (loss)	18,016	6,463		113,930

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	13,527	14,840		377,351
Futures contracts	—	(24)		—

Change in net unrealized appreciation/depreciation	13,527	14,816		377,351

Net realized/unrealized gains (losses)	31,543	21,279		491,281

Change in net assets resulting from operations	$30,767	$21,858		$506,958

(a)	Amount rounds to less than 500.
(b)	Commencement of offering of class of shares effective July 31, 2017 for Small Cap Core Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2017

	Small Cap Growth Fund		Small Cap Value Fund		U.S. Small Company Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—		$—		$5
Interest income from affiliates	1		—	(a)	1
Dividend income from non-affiliates	2,865		20,853		11,545
Dividend income from affiliates	137		148		248

Total investment income	3,003		21,001		11,799

EXPENSES:
Investment advisory fees	4,665		6,708		5,388
Administration fees	584		840		731
Distribution fees:
Class A	269		568		294
Class C	88		135		183
Class R2	62		150		130
Class R3 (b)	—	(a)	18		15
Service fees:
Class A	269		568		294
Class C	29		45		61
Class I	173		440		503
Class L	177		—		349
Class R2	31		75		65
Class R3 (b)	—	(a)	18		15
Class R4 (b)	—	(a)	—	(a)	3
Class R5	1		66		— (a)
Custodian and accounting fees	29		53		51
Professional fees	34		34		35
Trustees’ and Chief Compliance Officer’s fees	15		16		16
Printing and mailing costs	52		88		98
Registration and filing fees	70		82		109
Transfer agency fees (See Note 2.D.)	40		193		45
Other	15		23		16

Total expenses	6,603		10,120		8,401

Less fees waived	(175)		(293)		(56)
Less expense reimbursements	(3)		(1)		(2)

Net expenses	6,425		9,826		8,343

Net investment income (loss)	(3,422)		11,175		3,456

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	113,952		42,746		42,978
Futures contracts	—		3,490		3,820

Net realized gain (loss)	113,952		46,236		46,798

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	127,679		56,635		87,189
Futures contracts	—		227		529

Change in net unrealized appreciation/depreciation	127,679		56,862		87,718

Net realized/unrealized gains (losses)	241,631		103,098		134,516

Change in net assets resulting from operations	$238,209		$114,273		$137,972

(a)	Amount rounds to less than 500.
(b)	Commencement of offering of class of shares effective July 31, 2017 for Small Cap Growth Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN SMALL CAP FUNDS	49

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Dynamic Small Cap Growth Fund		Small Cap Core Fund
	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(776)	$(1,258)	$579	$759
Net realized gain (loss)	18,016	23,961	6,463	20,916
Change in net unrealized appreciation/depreciation	13,527	25,078	14,816	21,541

Change in net assets resulting from operations	30,767	47,781	21,858	43,216

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	—	—	(1)	— (a)
From net realized gains	(8,120)	(8,616)	(251)	(7)
Class C
From net investment income	—	—	—	— (a)
From net realized gains	(5,253)	(6,161)	(108)	(5)
Class I (b)
From net investment income	—	—	(74)	—
From net realized gains	(8,033)	(8,471)	(1,801)	—
Class R2 (c)
From net investment income	—	—	— (a)	—
From net realized gains	—	—	(2)	—
Class R3 (c)
From net investment income	—	—	— (a)	—
From net realized gains	—	—	(2)	—
Class R4 (c)
From net investment income	—	—	— (a)	—
From net realized gains	—	—	(2)	—
Class R5
From net investment income	—	—	(626)	(599)
From net realized gains	—	—	(15,051)	(17,764)
Class R6
From net investment income	—	—	(134)	— (a)
From net realized gains	—	—	(2,773)	(2)

Total distributions to shareholders	(21,406)	(23,248)	(20,825)	(18,377)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	18,181	(7,047)	54,451	21,270

NET ASSETS:
Change in net assets	27,542	17,486	55,484	46,109
Beginning of period	170,392	152,906	210,745	164,636

End of period	$197,934	$170,392	$266,229	$210,745

Accumulated undistributed (distributions in excess of) net investment income	$(1,445)	$(669)	$(72)	$184

(a)	Amount rounds to less than 500.
(b)	Commencement of offering of class of shares effective January 3, 2017 for Small Cap Core Fund.
(c)	Commencement of offering of class of shares effective July 31, 2017 for Small Cap Core Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2017

	Small Cap Equity Fund		Small Cap Growth Fund
	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$15,677	$27,722	$(3,422)	$(5,008)
Net realized gain (loss)	113,930	265,294	113,952	83,723
Change in net unrealized appreciation/depreciation	377,351	631,255	127,679	264,591

Change in net assets resulting from operations	506,958	924,271	238,209	343,306

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(2,285)	(3,188)	—	—
From net realized gains	(60,347)	(32,659)	(17,975)	(6,279)
Class C
From net investment income	—	(479)	—	—
From net realized gains	(10,709)	(5,074)	(2,339)	(877)
Class I
From net investment income	(10,544)	(9,633)	—	—
From net realized gains	(124,367)	(53,162)	(11,269)	(3,529)
Class L
From net realized gains	—	—	(23,301)	(9,811)
Class R2
From net investment income	(5)	(23)	—	—
From net realized gains	(780)	(276)	(2,118)	(772)
Class R3 (a)
From net investment income	(15)	— (b)	—	—
From net realized gains	(124)	(1)	(2)	—
Class R4 (a)
From net investment income	— (b)	— (b)	—	—
From net realized gains	(4)	— (b)	(2)	—
Class R5 (c)
From net investment income	(7,451)	(5,428)	—	—
From net realized gains	(58,657)	(25,600)	(152)	(28)
Class R6
From net investment income	(9,002)	(3,830)	—	—
From net realized gains	(65,340)	(15,853)	(54,605)	(15,304)

Total distributions to shareholders	(349,630)	(155,206)	(111,763)	(36,600)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	27,215	2,070,448	171,241	(27,916)

NET ASSETS:
Change in net assets	184,543	2,839,513	297,687	278,790
Beginning of period	6,288,443	3,448,930	1,315,928	1,037,138

End of period	$6,472,986	$6,288,443	$1,613,615	$1,315,928

Accumulated undistributed (distributions in excess of) net investment income	$(614)	$13,011	$(6,160)	$(2,738)

(a)	Commencement of offering of class of shares effective July 31, 2017 for Small Cap Growth Fund and September 9, 2016 for Small Cap Equity Fund.
(b)	Amount rounds to less than 500.
(c)	Commencement of offering of class of shares effective September 9, 2016 for Small Cap Growth Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN SMALL CAP FUNDS	51

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Small Cap Value Fund		U.S. Small Company Fund
	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$11,175	$13,280	$3,456	$4,809
Net realized gain (loss)	46,236	104,303	46,798	97,982
Change in net unrealized appreciation/depreciation	56,862	216,461	87,718	175,814

Change in net assets resulting from operations	114,273	334,044	137,972	278,605

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(2,431)	(2,556)	—	(192)
From net realized gains	(23,065)	(390)	(13,966)	(15)
Class C
From net investment income	(133)	(124)	—	—
From net realized gains	(1,985)	(36)	(3,080)	(3)
Class I
From net investment income	(2,515)	(1,795)	(744)	(967)
From net realized gains	(19,875)	(217)	(25,022)	(19)
Class L
From net investment income	—	—	(2,189)	(3,751)
From net realized gains	—	—	(42,243)	(45)
Class R2
From net investment income	(275)	(181)	—	—
From net realized gains	(3,399)	(37)	(3,249)	(2)
Class R3 (a)
From net investment income	(75)	(2)	(26)	— (b)
From net realized gains	(686)	— (b)	(846)	— (b)
Class R4 (a)
From net investment income	— (b)	— (b)	(15)	— (b)
From net realized gains	(5)	— (b)	(255)	— (b)
Class R5 (c)
From net investment income	(980)	(730)	(1)	— (b)
From net realized gains	(6,986)	(73)	(17)	— (b)
Class R6
From net investment income	(8,238)	(6,792)	(1,594)	(1,045)
From net realized gains	(54,340)	(552)	(22,188)	(11)

Total distributions to shareholders	(124,988)	(13,485)	(115,435)	(6,050)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(88,107)	41,312	36,787	155,806

NET ASSETS:
Change in net assets	(98,822)	361,871	59,324	428,361
Beginning of period	2,115,203	1,753,332	1,751,673	1,323,312

End of period	$2,016,381	$2,115,203	$1,810,997	$1,751,673

Accumulated undistributed (distributions in excess of) net investment income	$(615)	$2,857	$(290)	$823

(a)	Commencement of offering of class of shares effective September 9, 2016.
(b)	Amount rounds to less than 500.
(c)	Commencement of offering of class of shares effective September 9, 2016 for U.S. Small Company Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2017

	Dynamic Small Cap Growth Fund		Small Cap Core Fund
	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$9,200	$11,085	$1,175	$2,255
Distributions reinvested	5,772	6,122	252	7
Cost of shares redeemed	(7,972)	(16,068)	(364)	(154)

Change in net assets resulting from Class A capital transactions	$7,000	$1,139	$1,063	$2,108

Class C
Proceeds from shares issued	$7,680	$11,882	$336	$1,055
Distributions reinvested	349	888	108	5
Cost of shares redeemed	(7,145)	(12,954)	(59)	(93)

Change in net assets resulting from Class C capital transactions	$884	$(184)	$385	$967

Class I (a)
Proceeds from shares issued	$17,435	$15,936	$23,216	$3,813
Distributions reinvested	7,883	8,203	1,875	—
Cost of shares redeemed	(15,021)	(32,141)	(4,170)	(391)

Change in net assets resulting from Class I capital transactions	$10,297	$(8,002)	$20,921	$3,422

Class R2 (b)
Proceeds from shares issued	$—	$—	$20	$—
Distributions reinvested	—	—	2	—

Change in net assets resulting from Class R2 capital transactions	$—	$—	$22	$—

Class R3 (b)
Proceeds from shares issued	$—	$—	$20	$—
Distributions reinvested	—	—	2	—

Change in net assets resulting from Class R3 capital transactions	$—	$—	$22	$—

Class R4 (b)
Proceeds from shares issued	$—	$—	$20	$—
Distributions reinvested	—	—	2	—

Change in net assets resulting from Class R4 capital transactions	$—	$—	$22	$—

Class R5
Proceeds from shares issued	$—	$—	$20,885	$38,644
Distributions reinvested	—	—	14,939	15,729
Cost of shares redeemed	—	—	(29,194)	(55,810)

Change in net assets resulting from Class R5 capital transactions	$—	$—	$6,630	$(1,437)

Class R6
Proceeds from shares issued	$—	$—	$23,552	$16,336
Distributions reinvested	—	—	2,907	2
Cost of shares redeemed	—	—	(1,073)	(128)

Change in net assets resulting from Class R6 capital transactions	$—	$—	$25,386	$16,210

Total change in net assets resulting from capital transactions	$18,181	$(7,047)	$54,451	$21,270

(a)	Commencement of offering of class of shares effective January 3, 2017 for Small Cap Core Fund.
(b)	Commencement of offering of class of shares effective July 31, 2017 for Small Cap Core Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN SMALL CAP FUNDS	53

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Dynamic Small Cap Growth Fund		Small Cap Core Fund
	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017	Six Months Ended December 31, 2017 (Unaudited)		Year Ended June 30, 2017
SHARE TRANSACTIONS:
Class A
Issued	393	554	22		44
Reinvested	255	331	5		— (a)
Redeemed	(342)	(784)	(7)		(3)

Change in Class A Shares	306	101	20		41

Class C
Issued	443	773	6		21
Reinvested	21	62	2		— (a)
Redeemed	(392)	(793)	(1)		(2)

Change in Class C Shares	72	42	7		19

Class I (b)
Issued	680	694	409		75
Reinvested	305	395	35		—
Redeemed	(569)	(1,422)	(74)		(8)

Change in Class I Shares	416	(333)	370		67

Class R2 (c)
Issued	—	—	—	(a)	—
Reinvested	—	—	—	(a)	—

Change in Class R2 Shares	—	—	—	(a)	—

Class R3 (c)
Issued	—	—	—	(a)	—
Reinvested	—	—	—	(a)	—

Change in Class R3 Shares	—	—	—	(a)	—

Class R4 (c)
Issued	—	—	1		—
Reinvested	—	—	—	(a)	—

Change in Class R4 Shares	—	—	1		—

Class R5
Issued	—	—	385		766
Reinvested	—	—	281		316
Redeemed	—	—	(529)		(1,110)

Change in Class R5 Shares	—	—	137		(28)

Class R6
Issued	—	—	424		320
Reinvested	—	—	55		— (a)
Redeemed	—	—	(20)		(2)

Change in Class R6 Shares	—	—	459		318

(a)	Amount rounds to less than 500.
(b)	Commencement of offering of class of shares effective January 3, 2017 for Small Cap Core Fund.
(c)	Commencement of offering of class of shares effective July 31, 2017 for Small Cap Core Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2017

	Small Cap Equity Fund		Small Cap Growth Fund
	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$97,273	$712,876	$40,375	$44,992
Distributions reinvested	58,136	33,701	16,796	5,928
Cost of shares redeemed	(223,672)	(501,564)	(33,174)	(82,003)

Change in net assets resulting from Class A capital transactions	$(68,263)	$245,013	$23,997	$(31,083)

Class C
Proceeds from shares issued	$3,697	$102,287	$8,219	$4,659
Distributions reinvested	10,429	5,234	2,267	747
Cost of shares redeemed	(39,586)	(23,821)	(8,014)	(7,991)

Change in net assets resulting from Class C capital transactions	$(25,460)	$83,700	$2,472	$(2,585)

Class I
Proceeds from shares issued	$290,976	$1,796,080	$73,662	$43,698
Distributions reinvested	127,578	56,261	10,622	3,134
Cost of shares redeemed	(600,254)	(712,211)	(43,374)	(66,724)

Change in net assets resulting from Class I capital transactions	$(181,700)	$1,140,130	$40,910	$(19,892)

Class L
Proceeds from shares issued	$—	$—	$80,592	$143,110
Distributions reinvested	—	—	21,436	8,911
Cost of shares redeemed	—	—	(153,937)	(142,376)

Change in net assets resulting from Class L capital transactions	$—	$—	$(51,909)	$9,645

Class R2
Proceeds from shares issued	$2,472	$11,048	$3,297	$3,047
Distributions reinvested	397	156	2,045	749
Cost of shares redeemed	(2,779)	(4,834)	(4,495)	(7,190)

Change in net assets resulting from Class R2 capital transactions	$90	$6,370	$847	$(3,394)

Class R3 (a)
Proceeds from shares issued	$2,352	$100	$140	$—
Distributions reinvested	138	1	2	—
Cost of shares redeemed	(139)	— (b)	—	—

Change in net assets resulting from Class R3 capital transactions	$2,351	$101	$142	$—

Class R4 (a)
Proceeds from shares issued	$21	$68	$20	$—
Distributions reinvested	4	— (b)	2	—
Cost of shares redeemed	—	(12)	—	—

Change in net assets resulting from Class R4 capital transactions	$25	$56	$22	$—

Class R5 (c)
Proceeds from shares issued	$100,982	$537,839	$2,466	$2,006
Distributions reinvested	60,149	28,546	152	28
Cost of shares redeemed	(222,368)	(825,391)	(91)	(1,033)

Change in net assets resulting from Class R5 capital transactions	$(61,237)	$(259,006)	$2,527	$1,001

Class R6
Proceeds from shares issued	$451,346	$956,921	$206,936	$97,840
Distributions reinvested	74,201	19,663	54,603	15,303
Cost of shares redeemed	(164,138)	(122,500)	(109,306)	(94,751)

Change in net assets resulting from Class R6 capital transactions	$361,409	$854,084	$152,233	$18,392

Total change in net assets resulting from capital transactions	$27,215	$2,070,448	$171,241	$(27,916)

(a)	Commencement of offering of class of shares effective July 31, 2017 for Small Cap Growth Fund and September 9, 2016 for Small Cap Equity Fund.
(b)	Amount rounds to less than 500.
(c)	Commencement of offering of class of shares effective September 9, 2016 for Small Cap Growth Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN SMALL CAP FUNDS	55

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Small Cap Equity Fund		Small Cap Growth Fund
	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017
SHARE TRANSACTIONS:
Class A
Issued	1,956	15,821	2,547	3,363
Reinvested	1,180	733	1,070	476
Redeemed	(4,510)	(10,880)	(2,098)	(6,238)

Change in Class A Shares	(1,374)	5,674	1,519	(2,399)

Class C
Issued	99	2,965	701	448
Reinvested	283	149	196	79
Redeemed	(1,046)	(671)	(662)	(782)

Change in Class C Shares	(664)	2,443	235	(255)

Class I
Issued	5,124	34,733	4,202	2,997
Reinvested	2,241	1,069	615	231
Redeemed	(10,766)	(13,483)	(2,461)	(4,614)

Change in Class I Shares	(3,401)	22,319	2,356	(1,386)

Class L
Issued	—	—	4,599	9,579
Reinvested	—	—	1,206	640
Redeemed	—	—	(8,689)	(9,866)

Change in Class L Shares	—	—	(2,884)	353

Class R2
Issued	51	248	212	236
Reinvested	8	3	135	62
Redeemed	(57)	(106)	(291)	(568)

Change in Class R2 Shares	2	145	56	(270)

Class R3 (a)
Issued	48	2	9	—
Reinvested	3	— (b)	— (b)	—
Redeemed	(3)	— (b)	—	—

Change in Class R3 Shares	48	2	9	—

Class R4 (a)
Issued	— (b)	1	1	—
Reinvested	— (b)	— (b)	— (b)	—
Redeemed	—	— (b)	—	—

Change in Class R4 Shares	— (b)	1	1	—

Class R5 (c)
Issued	1,776	10,246	136	137
Reinvested	1,052	541	8	2
Redeemed	(3,917)	(16,447)	(5)	(68)

Change in Class R5 Shares	(1,089)	(5,660)	139	71

Class R6
Issued	8,110	18,906	11,443	6,529
Reinvested	1,298	372	3,044	1,091
Redeemed	(2,905)	(2,294)	(6,219)	(6,293)

Change in Class R6 Shares	6,503	16,984	8,268	1,327

(a)	Commencement of offering of class of shares effective July 31, 2017 for Small Cap Growth Fund and September 9, 2016 for Small Cap Equity Fund.
(b)	Amount rounds to less than 500.
(c)	Commencement of offering of class of shares effective September 9, 2016 for Small Cap Growth Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2017

	Small Cap Value Fund		U.S. Small Company Fund
	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$38,430	$164,312	$22,152	$110,173
Distributions reinvested	23,159	2,757	12,503	184
Cost of shares redeemed	(176,417)	(295,769)	(61,674)	(135,423)

Change in net assets resulting from Class A capital transactions	$(114,828)	$(128,700)	$(27,019)	$(25,066)

Class C
Proceeds from shares issued	$1,323	$6,479	$2,940	$13,089
Distributions reinvested	2,006	145	2,725	3
Cost of shares redeemed	(14,217)	(14,435)	(8,241)	(17,634)

Change in net assets resulting from Class C capital transactions	$(10,888)	$(7,811)	$(2,576)	$(4,542)

Class I
Proceeds from shares issued	$67,805	$154,661	$52,212	$151,877
Distributions reinvested	22,219	1,883	24,709	921
Cost of shares redeemed	(61,782)	(126,507)	(51,685)	(113,193)

Change in net assets resulting from Class I capital transactions	$28,242	$30,037	$25,236	$39,605

Class L
Proceeds from shares issued	$—	$—	$51,697	$318,606
Distributions reinvested	—	—	40,197	3,378
Cost of shares redeemed	—	—	(140,156)	(322,926)

Change in net assets resulting from Class L capital transactions	$—	$—	$(48,262)	$(942)

Class R2
Proceeds from shares issued	$7,453	$27,657	$8,027	$24,052
Distributions reinvested	3,431	203	2,439	2
Cost of shares redeemed	(11,467)	(23,402)	(13,408)	(13,867)

Change in net assets resulting from Class R2 capital transactions	$(583)	$4,458	$(2,942)	$10,187

Class R3 (a)
Proceeds from shares issued	$7,406	$15,085	$4,369	$9,868
Distributions reinvested	761	2	870	— (b)
Cost of shares redeemed	(9,306)	(1,818)	(751)	(478)

Change in net assets resulting from Class R3 capital transactions	$(1,139)	$13,269	$4,488	$9,390

Class R4 (a)
Proceeds from shares issued	$47	$37	$3,449	$862
Distributions reinvested	5	— (b)	270	— (b)
Cost of shares redeemed	— (b)	—	(144)	(81)

Change in net assets resulting from Class R4 capital transactions	$52	$37	$3,575	$781

Class R5 (c)
Proceeds from shares issued	$11,408	$74,810	$144	$142
Distributions reinvested	7,496	736	18	— (b)
Cost of shares redeemed	(18,855)	(59,662)	(12)	— (b)

Change in net assets resulting from Class R5 capital transactions	$49	$15,884	$150	$142

Class R6
Proceeds from shares issued	$107,885	$310,196	$104,784	$178,533
Distributions reinvested	62,567	7,344	23,112	1,023
Cost of shares redeemed	(159,464)	(203,402)	(43,759)	(53,305)

Change in net assets resulting from Class R6 capital transactions	$10,988	$114,138	$84,137	$126,251

Total change in net assets resulting from capital transactions	$(88,107)	$41,312	$36,787	$155,806

(a)	Commencement of offering of class of shares effective September 9, 2016.
(b)	Amount rounds to less than 500.
(c)	Commencement of offering of class of shares effective September 9, 2016 for U.S. Small Company Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN SMALL CAP FUNDS	57

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Small Cap Value Fund		U.S. Small Company Fund
	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017
SHARE TRANSACTIONS:
Class A
Issued	1,299	5,807	1,200	6,362
Reinvested	803	95	690	10
Redeemed	(6,030)	(10,507)	(3,336)	(7,832)

Change in Class A Shares	(3,928)	(4,605)	(1,446)	(1,460)

Class C
Issued	53	269	167	773
Reinvested	84	6	157	— (a)
Redeemed	(568)	(608)	(464)	(1,055)

Change in Class C Shares	(431)	(333)	(140)	(282)

Class I
Issued	2,151	5,207	2,764	8,467
Reinvested	727	62	1,332	50
Redeemed	(1,985)	(4,216)	(2,733)	(6,374)

Change in Class I Shares	893	1,053	1,363	2,143

Class L
Issued	—	—	2,757	18,258
Reinvested	—	—	2,166	181
Redeemed	—	—	(7,478)	(18,084)

Change in Class L Shares	—	—	(2,555)	355

Class R2
Issued	256	979	443	1,399
Reinvested	120	7	137	— (a)
Redeemed	(391)	(835)	(739)	(814)

Change in Class R2 Shares	(15)	151	(159)	585

Class R3 (b)
Issued	246	520	236	557
Reinvested	27	— (a)	48	— (a)
Redeemed	(311)	(61)	(40)	(27)

Change in Class R3 Shares	(38)	459	244	530

Class R4 (b)
Issued	2	1	180	47
Reinvested	— (a)	— (a)	15	— (a)
Redeemed	— (a)	—	(8)	(4)

Change in Class R4 Shares	2	1	187	43

Class R5 (c)
Issued	365	2,462	8	8
Reinvested	245	24	1	— (a)
Redeemed	(601)	(1,978)	(1)	— (a)

Change in Class R5 Shares	9	508	8	8

Class R6
Issued	3,478	10,248	5,586	9,897
Reinvested	2,044	240	1,243	55
Redeemed	(5,055)	(6,799)	(2,288)	(2,985)

Change in Class R6 Shares	467	3,689	4,541	6,967

(a)	Amount rounds to less than 500.
(b)	Commencement of offering of class of shares effective September 9, 2016.
(c)	Commencement of offering of class of shares effective September 9, 2016 for U.S. Small Company Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2017

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2017	J.P. MORGAN SMALL CAP FUNDS	59

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gain
Dynamic Small Cap Growth Fund
Class A
Six Months Ended December 31, 2017 (Unaudited)	$22.03	$(0.10)		$3.93	$3.83	$(2.72)
Year Ended June 30, 2017	19.14	(0.16)		6.24	6.08	(3.19)
Year Ended June 30, 2016	26.04	(0.16)		(3.52)	(3.68)	(3.22)
Year Ended June 30, 2015	25.11	(0.20)		3.17	2.97	(2.04)
Year Ended June 30, 2014	23.10	(0.24)		4.44	4.20	(2.19)
Year Ended June 30, 2013	18.83	(0.14	)(f)	5.17	5.03	(0.76)

Class C
Six Months Ended December 31, 2017 (Unaudited)	17.12	(0.12)		3.03	2.91	(2.72)
Year Ended June 30, 2017	15.58	(0.21)		4.94	4.73	(3.19)
Year Ended June 30, 2016	21.97	(0.22)		(2.95)	(3.17)	(3.22)
Year Ended June 30, 2015	21.61	(0.28)		2.68	2.40	(2.04)
Year Ended June 30, 2014	20.25	(0.32)		3.87	3.55	(2.19)
Year Ended June 30, 2013	16.68	(0.22	)(f)	4.55	4.33	(0.76)

Class I
Six Months Ended December 31, 2017 (Unaudited)	24.83	(0.08)		4.44	4.36	(2.72)
Year Ended June 30, 2017	21.17	(0.12)		6.97	6.85	(3.19)
Year Ended June 30, 2016	28.34	(0.14)		(3.81)	(3.95)	(3.22)
Year Ended June 30, 2015	27.08	(0.15)		3.45	3.30	(2.04)
Year Ended June 30, 2014	24.70	(0.19)		4.76	4.57	(2.19)
Year Ended June 30, 2013	20.02	(0.07	)(f)	5.51	5.44	(0.76)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income(loss) per share would have been $(0.20), $(0.27) and $(0.14) for Class A, Class C and Class I Shares, respectively, and the net investment income (loss) ratio would have been (1.00)%, (1.51)% and (0.64)% for Class A, Class C and Class I Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2017

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$23.14	17.69%	$76,613	1.24%	(0.82)%		1.38%	21%
22.03	34.99	66,189	1.25	(0.78)		1.48	41
19.14	(14.42)	55,583	1.25	(0.76)		1.51	56
26.04	13.02	73,175	1.25	(0.82)		1.44	48
25.11	18.56	86,997	1.33	(0.95)		1.38	65
23.10	27.61	77,408	1.44	(0.70	)(f)	1.44	65

17.31	17.39	38,365	1.74	(1.33)		1.86	21
17.12	34.25	36,707	1.74	(1.28)		2.04	41
15.58	(14.80)	32,734	1.75	(1.27)		2.12	56
21.97	12.46	50,162	1.75	(1.32)		2.02	48
21.61	17.93	55,458	1.83	(1.45)		1.88	65
20.25	26.96	54,171	1.94	(1.20	)(f)	1.94	65

26.47	17.83	82,956	0.99	(0.57)		1.10	21
24.83	35.29	67,496	1.00	(0.53)		1.18	41
21.17	(14.19)	64,589	1.00	(0.57)		1.09	56
28.34	13.30	386,459	1.00	(0.57)		1.11	48
27.08	18.87	417,048	1.06	(0.69)		1.13	65
24.70	28.02	387,402	1.09	(0.33	)(f)	1.19	65

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN SMALL CAP FUNDS	61

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Small Cap Core Fund
Class A
Six Months Ended December 31, 2017 (Unaudited)	$52.32	$0.02	(e)	$5.02	$5.04	$(0.01)	$(4.38)	$(4.39)
Year Ended June 30, 2017	45.88	(0.04	)(e)	11.81	11.77	(0.20)	(5.13)	(5.33)
May 31, 2016 (f) through June 30, 2016	45.81	0.02	(e)(g)	0.05	0.07	—	—	—

Class C
Six Months Ended December 31, 2017 (Unaudited)	52.14	(0.12	)(e)	5.00	4.88	—	(4.38)	(4.38)
Year Ended June 30, 2017	45.86	(0.24	)(e)	11.74	11.50	(0.09)	(5.13)	(5.22)
May 31, 2016 (f) through June 30, 2016	45.81	—	(e)(g)(h)	0.05	0.05	—	—	—

Class I
Six Months Ended December 31, 2017 (Unaudited)	52.58	0.12	(e)	5.02	5.14	(0.17)	(4.38)	(4.55)
January 3, 2017 (f) through June 30, 2017	50.44	0.07	(e)	2.07	2.14	—	—	—

Class R2
July 31, 2017 (f) through December 31, 2017 (Unaudited)	53.24	(0.02	)(e)	4.38	4.36	(0.04)	(4.38)	(4.42)

Class R3
July 31, 2017 (f) through December 31, 2017 (Unaudited)	53.24	0.04	(e)	4.38	4.42	(0.09)	(4.38)	(4.47)

Class R4
July 31, 2017 (f) through December 31, 2017 (Unaudited)	53.24	0.10	(e)	4.38	4.48	(0.14)	(4.38)	(4.52)

Class R5
Six Months Ended December 31, 2017 (Unaudited)	52.64	0.14	(e)	5.06	5.20	(0.17)	(4.38)	(4.55)
Year Ended June 30, 2017	45.90	0.20	(e)	11.83	12.03	(0.16)	(5.13)	(5.29)
Year Ended June 30, 2016	56.18	0.15	(e)(g)	(5.25)	(5.10)	(0.32)	(4.86)	(5.18)
Year Ended June 30, 2015	58.70	0.37	(e)	3.20	3.57	(0.10)	(5.99)	(6.09)
Year Ended June 30, 2014	48.11	0.15	(i)	13.44	13.59	(0.27)	(2.73)	(3.00)
Year Ended June 30, 2013	37.54	0.37	(j)	10.63	11.00	(0.43)	—	(0.43)

Class R6
Six Months Ended December 31, 2017 (Unaudited)	52.57	0.18	(e)	5.03	5.21	(0.20)	(4.38)	(4.58)
Year Ended June 30, 2017	45.90	0.29	(e)	11.76	12.05	(0.25)	(5.13)	(5.38)
May 31, 2016 (f) through June 30, 2016	45.81	0.04	(e)(g)	0.05	0.09	—	—	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Commencement of offering of class of shares.
(g)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(h)	Amount rounds to less than $0.005.
(i)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.09 and the net investment income (loss) ratio would have been 0.17% for Class R5 Shares.
(j)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.19 and the net investment income (loss) ratio would have been 0.44% for Class R5 Shares.

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2017

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$52.97	9.70%	$3,294	1.24%	0.08%		1.42%	15%
52.32	26.29	2,203	1.24	(0.07)		1.45	61
45.88	0.15	23	1.25	0.56	(g)	1.39	58

52.64	9.41	1,410	1.74	(0.43)		1.91	15
52.14	25.68	1,017	1.74	(0.47)		1.96	61
45.86	0.11	20	1.74	0.06	(g)	1.89	58

53.17	9.82	23,238	0.99	0.45		1.14	15
52.58	4.24	3,545	0.99	0.26		1.21	61

53.18	8.24	22	1.49	(0.07)		1.63	15

53.19	8.36	22	1.24	0.18		1.38	15

53.20	8.48	22	0.99	0.43		1.13	15

53.29	9.93	196,862	0.79	0.49		0.99	15
52.64	26.87	187,198	0.79	0.40		1.11	61
45.90	(8.97)	164,573	0.80	0.30	(g)	1.16	58
56.18	7.01	815,652	0.80	0.66		1.13	56
58.70	28.95	703,307	0.79	0.28	(i)	1.12	51
48.11	29.50	522,295	0.79	0.84	(j)	1.19	55

53.20	9.96	41,359	0.74	0.65		0.88	15
52.57	26.94	16,782	0.74	0.56		0.98	61
45.90	0.20	20	0.74	1.06	(g)	0.88	58

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN SMALL CAP FUNDS	63

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Small Cap Equity Fund
Class A
Six Months Ended December 31, 2017 (Unaudited)	$48.63	$0.05		$3.93	$3.98	$(0.10)	$(2.87)	$(2.97)
Year Ended June 30, 2017	41.68	0.11		8.21	8.32	(0.12)	(1.25)	(1.37)
Year Ended June 30, 2016	44.68	0.13	(f)	0.08	0.21	(0.14)	(3.07)	(3.21)
Year Ended June 30, 2015	46.56	0.08		2.98	3.06	(0.08)	(4.86)	(4.94)
Year Ended June 30, 2014	39.94	0.10	(g)	8.97	9.07	(0.07)	(2.38)	(2.45)
Year Ended June 30, 2013	36.02	0.29	(h)	7.39	7.68	(0.36)	(3.40)	(3.76)

Class C
Six Months Ended December 31, 2017 (Unaudited)	37.07	(0.06)		2.99	2.93	—	(2.87)	(2.87)
Year Ended June 30, 2017	32.21	(0.09)		6.31	6.22	(0.11)	(1.25)	(1.36)
Year Ended June 30, 2016	35.32	(0.06	)(f)	0.02	(0.04)	—	(3.07)	(3.07)
Year Ended June 30, 2015	37.96	(0.12)		2.34	2.22	—	(4.86)	(4.86)
Year Ended June 30, 2014	33.06	(0.10	)(g)	7.38	7.28	—	(2.38)	(2.38)
Year Ended June 30, 2013	30.46	0.09	(h)	6.15	6.24	(0.24)	(3.40)	(3.64)

Class I
Six Months Ended December 31, 2017 (Unaudited)	55.69	0.13		4.51	4.64	(0.23)	(2.87)	(3.10)
Year Ended June 30, 2017	47.50	0.28		9.37	9.65	(0.21)	(1.25)	(1.46)
Year Ended June 30, 2016	50.31	0.25	(f)	0.17	0.42	(0.16)	(3.07)	(3.23)
Year Ended June 30, 2015	51.78	0.24		3.36	3.60	(0.21)	(4.86)	(5.07)
Year Ended June 30, 2014	44.14	0.26	(g)	9.94	10.20	(0.18)	(2.38)	(2.56)
Year Ended June 30, 2013	39.41	0.44	(h)	8.15	8.59	(0.46)	(3.40)	(3.86)

Class R2
Six Months Ended December 31, 2017 (Unaudited)	47.81	(0.01)		3.86	3.85	(0.02)	(2.87)	(2.89)
Year Ended June 30, 2017	41.08	—	(i)	8.08	8.08	(0.10)	(1.25)	(1.35)
Year Ended June 30, 2016	44.04	0.01	(f)	0.10	0.11	—	(3.07)	(3.07)
Year Ended June 30, 2015	45.99	(0.04)		2.95	2.91	—	(4.86)	(4.86)
Year Ended June 30, 2014	39.52	(0.01	)(g)	8.86	8.85	—	(2.38)	(2.38)
Year Ended June 30, 2013	35.67	0.20	(h)	7.31	7.51	(0.26)	(3.40)	(3.66)

Class R3
Six Months Ended December 31, 2017 (Unaudited)	48.54	0.09		3.88	3.97	(0.29)	(2.87)	(3.16)
September 9, 2016(k) through June 30, 2017	43.22	0.12		6.68	6.80	(0.23)	(1.25)	(1.48)

Class R4
Six Months Ended December 31, 2017 (Unaudited)	55.64	0.14		4.49	4.63	(0.27)	(2.87)	(3.14)
September 9, 2016(k) through June 30, 2017	49.28	0.23		7.63	7.86	(0.25)	(1.25)	(1.50)

Class R5
Six Months Ended December 31, 2017 (Unaudited)	55.84	0.19		4.53	4.72	(0.35)	(2.87)	(3.22)
Year Ended June 30, 2017	47.57	0.36		9.42	9.78	(0.26)	(1.25)	(1.51)
Year Ended June 30, 2016	50.43	0.36	(f)	0.15	0.51	(0.30)	(3.07)	(3.37)
Year Ended June 30, 2015	51.88	0.34		3.37	3.71	(0.30)	(4.86)	(5.16)
Year Ended June 30, 2014	44.21	0.36	(g)	9.96	10.32	(0.27)	(2.38)	(2.65)
Year Ended June 30, 2013	39.47	0.52	(h)	8.16	8.68	(0.54)	(3.40)	(3.94)

Class R6
Six Months Ended December 31, 2017 (Unaudited)	55.83	0.22		4.51	4.73	(0.38)	(2.87)	(3.25)
Year Ended June 30, 2017	47.57	0.46		9.34	9.80	(0.29)	(1.25)	(1.54)
May 31, 2016(k) through June 30, 2016	47.04	0.06	(f)	0.47	0.53	—	—	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2017

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$49.64	8.24%	$1,090,763	1.24%	0.22%		1.26%	8%
48.63	20.14	1,135,394	1.29	0.24		1.35	21
41.68	1.10	736,629	1.29	0.31	(f)	1.38	32
44.68	7.49	674,619	1.29	0.17		1.39	20
46.56	23.27	738,967	1.29	0.23	(g)	1.37	30
39.94	23.11	696,784	1.29	0.78	(h)	1.39	25

37.13	7.97	146,949	1.74	(0.31)		1.76	8
37.07	19.53	171,352	1.79	(0.25)		1.84	21
32.21	0.63	70,176	1.79	(0.20	)(f)	1.85	32
35.32	6.92	35,783	1.79	(0.33)		1.87	20
37.96	22.67	39,824	1.79	(0.26	)(g)	1.87	30
33.06	22.50	37,039	1.79	0.28	(h)	1.88	25

57.23	8.38	2,602,851	0.99	0.47		1.01	8
55.69	20.50	2,722,213	0.99	0.54		1.07	21
47.50	1.41	1,261,772	0.99	0.54	(f)	1.14	32
50.31	7.81	1,435,112	0.99	0.48		1.14	20
51.78	23.65	1,443,768	0.99	0.53	(g)	1.12	30
44.14	23.48	1,134,887	0.99	1.07	(h)	1.14	25

48.77	8.10	13,444	1.50	(0.04)		1.53	8
47.81	19.85	13,078	1.53	0.00	(j)	1.73	21
41.08	0.85	5,313	1.54	0.03	(f)	1.72	32
44.04	7.23	3,446	1.54	(0.08)		1.73	20
45.99	22.95	3,883	1.54	(0.02	)(g)	1.62	30
39.52	22.80	4,909	1.54	0.53	(h)	1.64	25

49.35	8.23	2,496	1.24	0.37		1.39	8
48.54	15.92	104	1.24	0.32		1.36	21

57.13	8.37	87	0.99	0.50		1.33	8
55.64	16.14	60	0.99	0.55		1.14	21

57.34	8.49	1,239,127	0.79	0.67		0.86	8
55.84	20.74	1,267,593	0.79	0.68		0.86	21
47.57	1.62	1,349,107	0.79	0.78	(f)	0.86	32
50.43	8.03	1,244,878	0.79	0.68		0.89	20
51.88	23.90	1,177,534	0.79	0.73	(g)	0.92	30
44.21	23.71	814,942	0.79	1.25	(h)	0.94	25

57.31	8.51	1,377,269	0.74	0.76		0.76	8
55.83	20.80	978,649	0.74	0.85		0.76	21
47.57	1.13	25,933	0.73	1.60	(f)	0.75	32
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.04), $(0.21), $0.10, $(0.15) and $0.20 for Class A, Class C, Class I, Class R2 and Class R5 Shares, respectively, and the net investment income (loss) ratio would have been (0.09)%, (0.59)%, 0.21%, (0.34)% and 0.41% for Class A, Class C, Class I, Class R2 and Class R5 Class Shares, respectively.
(h)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.05, $(0.11), $0.18, $(0.04) and $0.26 for Class A, Class C, Class I, Class R2 and Class R5 Shares, respectively, and the net investment income (loss) ratio would have been 0.14%, (0.36)%, 0.44%, (0.10)% and 0.62% for Class A, Class C, Class I, Class R2 and Class R5 Shares, respectively.
(i)	Amount rounds to less than $0.005.
(j)	Amount rounds to less than 0.005%.
(k)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN SMALL CAP FUNDS	65

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gain
Small Cap Growth Fund
Class A
Six Months Ended December 31, 2017 (Unaudited)	$14.81	$(0.07)		$2.67	$2.60	$(1.33)
Year Ended June 30, 2017	11.43	(0.10)		3.94	3.84	(0.46)
Year Ended June 30, 2016	14.50	(0.09)		(1.94)	(2.03)	(1.04)
Year Ended June 30, 2015	13.96	(0.11	)(f)	1.77	1.66	(1.12)
Year Ended June 30, 2014	13.00	(0.12)		2.52	2.40	(1.44)
Year Ended June 30, 2013	11.13	(0.06	)(g)	2.94	2.88	(1.01)

Class C
Six Months Ended December 31, 2017 (Unaudited)	11.23	(0.08)		2.01	1.93	(1.33)
Year Ended June 30, 2017	8.82	(0.13)		3.00	2.87	(0.46)
Year Ended June 30, 2016	11.50	(0.12)		(1.52)	(1.64)	(1.04)
Year Ended June 30, 2015	11.36	(0.14	)(f)	1.40	1.26	(1.12)
Year Ended June 30, 2014	10.87	(0.16)		2.09	1.93	(1.44)
Year Ended June 30, 2013	9.51	(0.10	)(g)	2.47	2.37	(1.01)

Class I
Six Months Ended December 31, 2017 (Unaudited)	16.18	(0.05)		2.91	2.86	(1.33)
Year Ended June 30, 2017	12.42	(0.07)		4.29	4.22	(0.46)
Year Ended June 30, 2016	15.61	(0.07)		(2.08)	(2.15)	(1.04)
Year Ended June 30, 2015	14.91	(0.08	)(f)	1.90	1.82	(1.12)
Year Ended June 30, 2014	13.77	(0.09)		2.67	2.58	(1.44)
Year Ended June 30, 2013	11.70	(0.03	)(g)	3.11	3.08	(1.01)

Class L
Six Months Ended December 31, 2017 (Unaudited)	16.60	(0.04)		2.99	2.95	(1.33)
Year Ended June 30, 2017	12.72	(0.05)		4.39	4.34	(0.46)
Year Ended June 30, 2016	15.93	(0.05)		(2.12)	(2.17)	(1.04)
Year Ended June 30, 2015	15.17	(0.06	)(f)	1.94	1.88	(1.12)
Year Ended June 30, 2014	13.96	(0.07)		2.72	2.65	(1.44)
Year Ended June 30, 2013	11.84	(0.01	)(g)	3.14	3.13	(1.01)

Class R2
Six Months Ended December 31, 2017 (Unaudited)	14.39	(0.08)		2.58	2.50	(1.33)
Year Ended June 30, 2017	11.15	(0.13)		3.83	3.70	(0.46)
Year Ended June 30, 2016	14.20	(0.12)		(1.89)	(2.01)	(1.04)
Year Ended June 30, 2015	13.73	(0.14	)(f)	1.73	1.59	(1.12)
Year Ended June 30, 2014	12.84	(0.16)		2.49	2.33	(1.44)
Year Ended June 30, 2013	11.03	(0.09	)(g)	2.91	2.82	(1.01)

Class R3
July 31, 2017(h) through December 31, 2017 (Unaudited)	15.17	(0.05)		2.29	2.24	(1.33)

Class R4
July 31, 2017(h) through December 31, 2017 (Unaudited)	15.17	(0.04)		2.30	2.26	(1.33)

Class R5
Six Months Ended December 31, 2017 (Unaudited)	16.60	(0.04)		3.00	2.96	(1.33)
September 9, 2016(h) through June 30, 2017	13.75	(0.04)		3.35	3.31	(0.46)

Class R6
Six Months Ended December 31, 2017 (Unaudited)	16.73	(0.03)		3.02	2.99	(1.33)
Year Ended June 30, 2017	12.80	(0.04)		4.43	4.39	(0.46)
Year Ended June 30, 2016	16.01	(0.03)		(2.14)	(2.17)	(1.04)
Year Ended June 30, 2015	15.23	(0.05	)(f)	1.95	1.90	(1.12)
Year Ended June 30, 2014	14.00	(0.06)		2.73	2.67	(1.44)
Year Ended June 30, 2013	11.85	—	(g)(i)	3.16	3.16	(1.01)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(g)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.09), $(0.13), $(0.07), $(0.05), $(0.12) and $(0.04) for Class A, Class C, Class I, Class L, Class R2 and Class R6 Shares, respectively, and the net investment income (loss) ratio would have been (0.80)%, (1.30)%, (0.54)%, (0.40)%, (1.04)% and (0.29)% for Class A, Class C, Class I, Class L, Class R2 and Class R6 Shares, respectively.
(h)	Commencement of offering of class of shares.
(i)	Amount rounds to less than $0.005.
(j)	Amount rounds to less than 0.005%.

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2017

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$16.08	17.78%	$237,676	1.24%	(0.82)%		1.29%	24%
14.81	34.36	196,403	1.24	(0.75)		1.40	42
11.43	(14.17)	179,093	1.25	(0.77)		1.50	47
14.50	13.04	266,805	1.25	(0.82	)(f)	1.42	50
13.96	18.94	282,408	1.25	(0.86)		1.37	58
13.00	27.94	249,986	1.24	(0.50	)(g)	1.42	60

11.83	17.48	24,221	1.74	(1.33)		1.78	24
11.23	33.51	20,352	1.74	(1.25)		1.85	42
8.82	(14.50)	18,218	1.75	(1.27)		1.91	47
11.50	12.47	26,297	1.75	(1.32	)(f)	1.87	50
11.36	18.29	28,035	1.75	(1.36)		1.87	58
10.87	27.30	25,415	1.74	(1.00	)(g)	1.92	60

17.71	17.88	162,877	0.99	(0.58)		1.02	24
16.18	34.69	110,644	1.00	(0.50)		1.12	42
12.42	(13.92)	102,174	1.00	(0.52)		1.18	47
15.61	13.29	157,631	1.00	(0.57	)(f)	1.16	50
14.91	19.20	156,585	1.00	(0.62)		1.12	58
13.77	28.30	148,078	1.00	(0.25	)(g)	1.17	60

18.22	17.97	342,800	0.84	(0.43)		0.86	24
16.60	34.82	360,044	0.85	(0.35)		0.93	42
12.72	(13.76)	271,369	0.85	(0.35)		0.96	47
15.93	13.47	279,248	0.85	(0.42	)(f)	0.95	50
15.17	19.46	302,087	0.85	(0.46)		0.97	58
13.96	28.39	230,458	0.85	(0.11	)(g)	1.02	60

15.56	17.60	26,360	1.49	(1.08)		1.52	24
14.39	33.96	23,569	1.49	(1.00)		1.70	42
11.15	(14.34)	21,276	1.50	(1.01)		1.85	47
14.20	12.74	28,364	1.50	(1.07	)(f)	1.72	50
13.73	18.62	31,119	1.50	(1.11)		1.62	58
12.84	27.64	26,561	1.49	(0.75	)(g)	1.67	60

16.08	14.99	143	1.24	(0.72)		1.26	24

16.10	15.12	23	1.00	(0.52)		1.01	24

18.23	18.04	3,829	0.84	0.40		0.89	24
16.60	24.72	1,186	0.82	(0.31)		0.84	42

18.39	18.07	815,686	0.74	(0.32)		0.76	24
16.73	34.99	603,730	0.75	(0.25)		0.76	42
12.80	(13.69)	445,008	0.75	(0.25)		0.77	47
16.01	13.55	486,724	0.75	(0.31	)(f)	0.79	50
15.23	19.55	355,032	0.75	(0.36)		0.87	58
14.00	28.63	248,415	0.75	0.00	(g)(j)	0.92	60

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN SMALL CAP FUNDS	67

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Small Cap Value Fund
Class A
Six Months Ended December 31, 2017 (Unaudited)	$29.18	$0.11		$1.52	$1.63	$(0.17)	$(1.74)	$(1.91)
Year Ended June 30, 2017	24.64	0.11	(f)	4.58	4.69	(0.13)	(0.02)	(0.15)
Year Ended June 30, 2016	26.65	0.17		(0.94)	(0.77)	(0.15)	(1.09)	(1.24)
Year Ended June 30, 2015	27.98	0.22		(0.01)	0.21	(0.20)	(1.34)	(1.54)
Year Ended June 30, 2014	23.77	0.12	(g)	4.87	4.99	(0.11)	(0.67)	(0.78)
Year Ended June 30, 2013	18.75	0.21	(h)	5.04	5.25	(0.23)	—	(0.23)

Class C
Six Months Ended December 31, 2017 (Unaudited)	24.55	0.02		1.28	1.30	(0.11)	(1.74)	(1.85)
Year Ended June 30, 2017	20.82	(0.05	)(f)	3.87	3.82	(0.07)	(0.02)	(0.09)
Year Ended June 30, 2016	22.77	0.02		(0.82)	(0.80)	(0.06)	(1.09)	(1.15)
Year Ended June 30, 2015	24.19	0.05		(0.02)	0.03	(0.11)	(1.34)	(1.45)
Year Ended June 30, 2014	20.73	(0.03	)(g)	4.22	4.19	(0.06)	(0.67)	(0.73)
Year Ended June 30, 2013	16.40	0.06	(h)	4.41	4.47	(0.14)	—	(0.14)

Class I
Six Months Ended December 31, 2017 (Unaudited)	30.80	0.17		1.59	1.76	(0.21)	(1.74)	(1.95)
Year Ended June 30, 2017	25.97	0.20	(f)	4.81	5.01	(0.16)	(0.02)	(0.18)
Year Ended June 30, 2016	28.00	0.23		(0.97)	(0.74)	(0.20)	(1.09)	(1.29)
Year Ended June 30, 2015	29.31	0.31		(0.02)	0.29	(0.26)	(1.34)	(1.60)
Year Ended June 30, 2014	24.86	0.20	(g)	5.09	5.29	(0.17)	(0.67)	(0.84)
Year Ended June 30, 2013	19.58	0.26	(h)	5.29	5.55	(0.27)	—	(0.27)

Class R2
Six Months Ended December 31, 2017 (Unaudited)	28.94	0.07		1.50	1.57	(0.13)	(1.74)	(1.87)
Year Ended June 30, 2017	24.48	0.04	(f)	4.53	4.57	(0.09)	(0.02)	(0.11)
Year Ended June 30, 2016	26.49	0.11		(0.94)	(0.83)	(0.09)	(1.09)	(1.18)
Year Ended June 30, 2015	27.83	0.16		(0.02)	0.14	(0.14)	(1.34)	(1.48)
Year Ended June 30, 2014	23.67	0.07	(g)	4.83	4.90	(0.07)	(0.67)	(0.74)
Year Ended June 30, 2013	18.68	0.15	(h)	5.03	5.18	(0.19)	—	(0.19)

Class R3
Six Months Ended December 31, 2017 (Unaudited)	29.14	0.11		1.52	1.63	(0.17)	(1.74)	(1.91)
September 9, 2016 (i) through June 30, 2017	25.89	0.12	(f)	3.31	3.43	(0.16)	(0.02)	(0.18)

Class R4
Six Months Ended December 31, 2017 (Unaudited)	30.77	0.19		1.56	1.75	(0.20)	(1.74)	(1.94)
September 9, 2016 (i) through June 30, 2017	27.30	0.18	(f)	3.49	3.67	(0.18)	(0.02)	(0.20)

Class R5
Six Months Ended December 31, 2017 (Unaudited)	30.80	0.19		1.60	1.79	(0.23)	(1.74)	(1.97)
Year Ended June 30, 2017	25.97	0.23	(f)	4.81	5.04	(0.19)	(0.02)	(0.21)
Year Ended June 30, 2016	28.01	0.26		(0.98)	(0.72)	(0.23)	(1.09)	(1.32)
Year Ended June 30, 2015	29.31	0.34		(0.02)	0.32	(0.28)	(1.34)	(1.62)
Year Ended June 30, 2014	24.85	0.23	(g)	5.09	5.32	(0.19)	(0.67)	(0.86)
Year Ended June 30, 2013	19.58	0.29	(h)	5.27	5.56	(0.29)	—	(0.29)

Class R6
Six Months Ended December 31, 2017 (Unaudited)	30.83	0.20		1.61	1.81	(0.25)	(1.74)	(1.99)
Year Ended June 30, 2017	25.99	0.27	(f)	4.82	5.09	(0.23)	(0.02)	(0.25)
Year Ended June 30, 2016	28.03	0.31		(1.00)	(0.69)	(0.26)	(1.09)	(1.35)
Year Ended June 30, 2015	29.33	0.37		(0.02)	0.35	(0.31)	(1.34)	(1.65)
Year Ended June 30, 2014	24.87	0.24	(g)	5.09	5.33	(0.20)	(0.67)	(0.87)
Year Ended June 30, 2013	19.59	0.29	(h)	5.29	5.58	(0.30)	—	(0.30)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(g)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.11, $(0.05), $0.18, $0.05, $0.22 and $0.23 for Class A, Class C, Class I, Class R2, Class R5 and Class R6 Shares, respectively, and the net investment income (loss) ratio would have been 0.41%, (0.20)%, 0.66%, 0.20%, 0.79% and 0.82% for Class A, Class C, Class I, Class R2, Class R5 and Class R6 Shares, respectively.
(h)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.12, $(0.01), $0.17, $0.06, $0.19 and $0.20 for Class A, Class C, Class I, Class R2, Class R5 and Class R6 Shares, respectively, and the net investment income (loss) ratio would have been 0.57%, (0.08)%, 0.77%, 0.27%, 0.86% and 0.89% for Class A, Class C, Class I, Class R2, Class R5 and Class R6 Shares, respectively.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2017

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$28.90	5.64%	$400,023	1.24%	0.74%		1.32%	16%
29.18	19.01	518,464	1.24	0.39	(f)	1.44	41
24.64	(2.54)	551,313	1.25	0.69		1.53	46
26.65	1.04	618,977	1.24	0.84		1.44	38
27.98	21.24	516,950	1.24	0.46	(g)	1.40	40
23.77	28.08	332,177	1.24	0.98	(h)	1.39	38

24.00	5.34	29,107	1.76	0.19		1.78	16
24.55	18.32	40,349	1.85	(0.21	)(f)	1.86	41
20.82	(3.12)	41,161	1.86	0.07		1.94	46
22.77	0.42	49,815	1.85	0.23		1.89	38
24.19	20.45	52,909	1.84	(0.15	)(g)	1.89	40
20.73	27.35	41,108	1.85	0.34	(h)	1.89	38

30.61	5.77	370,112	0.99	1.07		1.01	16
30.80	19.30	344,875	0.99	0.67	(f)	1.11	41
25.97	(2.28)	263,436	1.00	0.88		1.18	46
28.00	1.27	495,605	0.99	1.10		1.14	38
29.31	21.52	404,848	0.99	0.71	(g)	1.15	40
24.86	28.47	266,018	0.99	1.19	(h)	1.14	38

28.64	5.48	59,231	1.55	0.49		1.59	16
28.94	18.68	60,282	1.52	0.14	(f)	1.75	41
24.48	(2.78)	47,309	1.50	0.45		1.91	46
26.49	0.77	48,675	1.49	0.59		1.76	38
27.83	20.95	47,939	1.49	0.25	(g)	1.66	40
23.67	27.79	15,500	1.49	0.69	(h)	1.64	38

28.86	5.64	12,164	1.25	0.72		1.27	16
29.14	13.24	13,390	1.27	0.53	(f)	1.28	41

30.58	5.75	89	1.05	1.22		1.54	16
30.77	13.44	39	1.06	0.75	(f)	1.10	41

30.62	5.87	129,836	0.85	1.19		0.87	16
30.80	19.43	130,338	0.88	0.77	(f)	0.89	41
25.97	(2.21)	96,674	0.90	1.04		0.93	46
28.01	1.39	103,149	0.91	1.19		0.93	38
29.31	21.67	79,792	0.90	0.85	(g)	0.95	40
24.85	28.53	32,304	0.90	1.28	(h)	0.94	38

30.65	5.92	1,015,819	0.75	1.30		0.76	16
30.83	19.59	1,007,466	0.76	0.90	(f)	0.76	41
25.99	(2.07)	753,439	0.77	1.21		0.77	46
28.03	1.49	554,522	0.79	1.32		0.81	38
29.33	21.71	453,645	0.85	0.87	(g)	0.90	40
24.87	28.62	207,613	0.85	1.32	(h)	0.89	38

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN SMALL CAP FUNDS	69

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
U.S. Small Company Fund
Class A
Six Months Ended December 31, 2017 (Unaudited)	$18.10	$0.01		$1.39	$1.40	$—	$(1.19)	$(1.19)
Year Ended June 30, 2017	15.09	—	(f)(g)	3.02	3.02	(0.01)	— (f)	(0.01)
Year Ended June 30, 2016	16.96	0.02		(1.20)	(1.18)	(0.02)	(0.67)	(0.69)
Year Ended June 30, 2015	16.25	0.03		1.22	1.25	—	(0.54)	(0.54)
Year Ended June 30, 2014	13.17	(0.01	)(h)	3.39	3.38	(0.01)	(0.29)	(0.30)
Year Ended June 30, 2013	10.31	0.04	(i)	2.89	2.93	(0.07)	—	(0.07)

Class C
Six Months Ended December 31, 2017 (Unaudited)	17.40	(0.04)		1.34	1.30	—	(1.19)	(1.19)
Year Ended June 30, 2017	14.57	(0.08	)(g)	2.91	2.83	—	— (f)	— (f)
Year Ended June 30, 2016	16.46	(0.05)		(1.17)	(1.22)	—	(0.67)	(0.67)
Year Ended June 30, 2015	15.86	(0.05)		1.19	1.14	—	(0.54)	(0.54)
Year Ended June 30, 2014	12.91	(0.08	)(h)	3.32	3.24	—	(0.29)	(0.29)
Year Ended June 30, 2013	10.14	(0.02	)(i)	2.83	2.81	(0.04)	—	(0.04)

Class I
Six Months Ended December 31, 2017 (Unaudited)	18.47	0.03		1.42	1.45	(0.03)	(1.19)	(1.22)
Year Ended June 30, 2017	15.40	0.04	(g)	3.08	3.12	(0.05)	— (f)	(0.05)
Year Ended June 30, 2016	17.29	0.06		(1.22)	(1.16)	(0.06)	(0.67)	(0.73)
Year Ended June 30, 2015	16.53	0.08		1.24	1.32	(0.02)	(0.54)	(0.56)
Year Ended June 30, 2014	13.37	0.03	(h)	3.45	3.48	(0.03)	(0.29)	(0.32)
Year Ended June 30, 2013	10.45	0.08	(i)	2.92	3.00	(0.08)	—	(0.08)

Class L
Six Months Ended December 31, 2017 (Unaudited)	18.46	0.05		1.42	1.47	(0.06)	(1.19)	(1.25)
Year Ended June 30, 2017	15.39	0.08	(g)	3.08	3.16	(0.09)	— (f)	(0.09)
Year Ended June 30, 2016	17.28	0.10		(1.24)	(1.14)	(0.08)	(0.67)	(0.75)
Year Ended June 30, 2015	16.51	0.11		1.24	1.35	(0.04)	(0.54)	(0.58)
Year Ended June 30, 2014	13.35	0.06	(h)	3.44	3.50	(0.05)	(0.29)	(0.34)
Year Ended June 30, 2013	10.43	0.10	(i)	2.92	3.02	(0.10)	—	(0.10)

Class R2
Six Months Ended December 31, 2017 (Unaudited)	17.81	(0.02)		1.38	1.36	—	(1.19)	(1.19)
Year Ended June 30, 2017	14.88	(0.04	)(g)	2.97	2.93	—	— (f)	— (f)
Year Ended June 30, 2016	16.77	(0.01)		(1.19)	(1.20)	(0.02)	(0.67)	(0.69)
Year Ended June 30, 2015	16.12	(0.01)		1.20	1.19	—	(0.54)	(0.54)
Year Ended June 30, 2014	13.09	(0.05	)(h)	3.38	3.33	(0.01)	(0.29)	(0.30)
Year Ended June 30, 2013	10.25	(0.02	)(i)	2.90	2.88	(0.04)	—	(0.04)

Class R3
Six Months Ended December 31, 2017 (Unaudited)	18.03	0.01		1.39	1.40	(0.03)	(1.19)	(1.22)
September 9, 2016 (j) through June 30, 2017	16.02	0.04	(g)	2.04	2.08	(0.07)	— (f)	(0.07)

Class R4
Six Months Ended December 31, 2017 (Unaudited)	18.44	0.06		1.40	1.46	(0.07)	(1.19)	(1.26)
September 9, 2016 (j) through June 30, 2017	16.36	0.13	(g)	2.04	2.17	(0.09)	— (f)	(0.09)

Class R5
Six Months Ended December 31, 2017 (Unaudited)	18.45	0.05		1.41	1.46	(0.07)	(1.19)	(1.26)
September 9, 2016 (j) through June 30, 2017	16.35	0.07	(g)	2.13	2.20	(0.10)	— (f)	(0.10)

Class R6
Six Months Ended December 31, 2017 (Unaudited)	18.48	0.06		1.42	1.48	(0.08)	(1.19)	(1.27)
Year Ended June 30, 2017	15.40	0.10	(g)	3.08	3.18	(0.10)	— (f)	(0.10)
Year Ended June 30, 2016	17.29	0.11		(1.23)	(1.12)	(0.10)	(0.67)	(0.77)
Year Ended June 30, 2015	16.52	0.12		1.24	1.36	(0.05)	(0.54)	(0.59)
Year Ended June 30, 2014	13.35	0.06	(h)	3.46	3.52	(0.06)	(0.29)	(0.35)
Year Ended June 30, 2013	10.43	0.11	(i)	2.91	3.02	(0.10)	—	(0.10)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Amount rounds to less than $0.005.
(g)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(h)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income(loss) per share would have been $(0.02), $(0.09), $0.02, $0.05, $(0.05), and $0.06 for Class A, Class C, Class I, Class L, Class R2 and Class R6 Shares, respectively, and the net investment income (loss) ratio would have been (0.12)%, (0.61)%, 0.13%, 0.34%, (0.36)% and 0.38% for Class A, Class C, Class I, Class L, Class R2 and Class R6 Class Shares, respectively.
(i)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.01), $(0.07), $0.03, $0.05, $(0.07) and $0.07 for Class A, Class C, Class I, Class L, Class R2 and Class R6 Class Shares, respectively, and the net investment income (loss) ratio would have been (0.08)%, (0.57)%, 0.25%, 0.41%, (0.58)% and 0.56% for Class A, Class C, Class I, Class L, Class R2 and Class R6 Shares, respectively.
(j)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2017

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$18.31	7.81%	$221,320	1.22%	0.07%		1.23%	21%
18.10	20.04	244,958	1.25	(0.01	)(g)	1.35	53
15.09	(6.86)	226,309	1.26	0.15		1.44	49
16.96	7.98	240,064	1.25	0.21		1.40	56
16.25	25.86	126,858	1.25	(0.08	)(h)	1.34	51
13.17	28.54	49,607	1.25	0.31	(i)	1.43	54

17.51	7.54	47,789	1.73	(0.42)		1.74	21
17.40	19.43	49,946	1.75	(0.51	)(g)	1.85	53
14.57	(7.35)	45,932	1.76	(0.34)		1.91	49
16.46	7.47	45,202	1.75	(0.28)		1.88	56
15.86	25.27	22,539	1.75	(0.57	)(h)	1.84	51
12.91	27.83	6,972	1.75	(0.18	)(i)	1.93	54

18.70	7.94	417,383	0.96	0.35		0.97	21
18.47	20.29	387,043	1.01	0.25	(g)	1.05	53
15.40	(6.63)	289,631	1.00	0.42		1.11	49
17.29	8.25	246,645	1.00	0.45		1.11	56
16.53	26.21	160,279	1.00	0.17	(h)	1.09	51
13.37	28.81	66,928	1.00	0.64	(i)	1.21	54

18.68	8.03	671,857	0.81	0.49		0.82	21
18.46	20.50	711,139	0.82	0.43	(g)	0.87	53
15.39	(6.48)	587,279	0.82	0.63		0.90	49
17.28	8.49	352,036	0.82	0.64		0.94	56
16.51	26.42	216,698	0.82	0.39	(h)	0.94	51
13.35	29.08	30,226	0.82	0.79	(i)	1.05	54

17.98	7.71	49,127	1.48	(0.17)		1.48	21
17.81	19.70	51,511	1.50	(0.24	)(g)	1.69	53
14.88	(7.09)	34,326	1.51	(0.05)		1.75	49
16.77	7.66	17,846	1.50	(0.04)		1.66	56
16.12	25.66	9,785	1.50	(0.32	)(h)	1.59	51
13.09	28.19	1,744	1.50	(0.20	)(i)	1.65	54

18.21	7.85	14,089	1.21	0.14		1.22	21
18.03	13.01	9,560	1.23	0.25	(g)	1.24	53

18.64	7.97	4,286	0.97	0.58		1.24	21
18.44	13.24	794	1.00	0.89	(g)	1.07	53

18.65	7.96	299	0.85	0.54		0.97	21
18.45	13.44	145	0.83	0.51	(g)	0.90	53

18.69	8.07	384,847	0.71	0.62		0.72	21
18.48	20.64	296,577	0.72	0.55	(g)	0.72	53
15.40	(6.39)	139,835	0.73	0.71		0.74	49
17.29	8.54	69,755	0.73	0.73		0.76	56
16.52	26.54	45,604	0.75	0.42	(h)	0.84	51
13.35	29.17	17,232	0.75	0.95	(i)	0.97	54

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN SMALL CAP FUNDS	71

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 (Unaudited)

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (collectively, the “Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 6 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/Non-Diversified
Dynamic Small Cap Growth Fund	Class A, Class C and Class I	JPM I	Diversified
Small Cap Core Fund	Class A, Class C, Class I, Class R2*, Class R3*, Class R4*, Class R5 and Class R6	JPM I	Diversified
Small Cap Equity Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified
Small Cap Growth Fund	Class A, Class C, Class I, Class L, Class R2, Class R3**, Class R4**, Class R5 and Class R6	JPM II	Diversified
Small Cap Value Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM II	Diversified
U.S. Small Company Fund	Class A, Class C, Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified

*	Class R2, Class R3 and Class R4 commenced operations on July 31, 2017 for Small Cap Core Fund.
**	Class R3 and Class R4 commenced operations on July 31, 2017 for Small Cap Growth Fund.

The investment objectives of Dynamic Small Cap Growth Fund, Small Cap Core Fund and Small Cap Equity Fund are to seek capital growth over the long term.

The investment objective of Small Cap Growth Fund is to seek long-term capital growth primarily by investing in a portfolio of equity securities of small-capitalization and emerging growth companies.

The investment objective of Small Cap Value Fund is to seek long-term capital growth primarily by investing in equity securities of small-capitalization companies.

The investment objective of U.S. Small Company Fund is to seek to provide high total return from a portfolio of small company stocks.

All share classes of the Dynamic Small Cap Growth Fund are publicly offered only on a limited basis. Class L Shares for the Small Cap Growth Fund and U.S. Small Company Fund are publicly offered on a limited basis. Investors are not eligible to purchase shares of the Funds unless they meet certain requirements as described in the Funds’ prospectuses.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus. Beginning on November 14, 2017, Class C Shares automatically convert to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security

72	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2017

specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

A market-based approach is primarily used to value the Funds’ investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date. Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Dynamic Small Cap Growth Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Total Investments in Securities (a)	$197,988	$—	$—		$197,988

Small Cap Core Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Total Investments in Securities (b)	$268,551	$—	$—	(c)	$268,551

Depreciation in Other Financial Instruments
Futures Contracts (b)	$(12)	$—	$—		$(12)

Small Cap Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Total Investments in Securities (a)	$6,471,476	$—	$—		$6,471,476

DECEMBER 31, 2017	J.P. MORGAN SMALL CAP FUNDS	73

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 (Unaudited) (continued)

Small Cap Growth Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Total Investments in Securities (a)	$1,632,645	$—	$—		$1,632,645

Small Cap Value Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Total Investments in Securities (b)	$2,019,010	$—	$—	(c)	$2,019,010

Appreciation in Other Financial Instruments
Futures Contracts (b)	$68	$—	$—		$68

U.S. Small Company Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Total Investments in Securities (b)	$1,815,882	$—	$—	(c)	$1,815,882

Appreciation in Other Financial Instruments
Futures Contracts (b)	$423	$—	$—		$423

(a)	All portfolio holdings designated as level 1 are disclosed individually on the SOIs. Please refer to the SOIs for asset class specifics of portfolio holdings.
(b)	Portfolio holdings designated in level 1 and level 3 are disclosed individually on the SOIs. Level 3 consists of a warrant. Please refer to the SOIs for industry specifics of portfolio holdings.
(c)	Value is zero.

There were no transfers among any levels during the six months ended December 31, 2017.

B. Futures Contracts — Small Cap Core Fund, Small Cap Value Fund and U.S. Small Company Fund used index futures contracts to gain or reduce exposure to the stock market, maintain liquidity or minimize transaction costs. The Funds buy futures contracts to invest incoming cash in the market or sell futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as change in net unrealized appreciation/depreciation on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The use of futures contracts exposes the Funds to equity price risk. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

74	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2017

The table below discloses the volume of the Funds’ futures contracts activity during the six months ended December 31, 2017 (amounts in thousands):

	Small Cap Core Fund	Small Cap Value Fund	U.S. Small Company Fund
Futures Contracts — Equity:
Average Notional Balance Long	$6,214	$32,579	$54,166
Ending Notional Balance Long	6,530	13,752	41,639

The Funds’ futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

C. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

D. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each class of the Funds for the six months ended December 31, 2017 are as follows (amounts in thousands):

	Class A	Class C		Class I	Class L	Class R2		Class R3		Class R4		Class R5		Class R6		Total
Dynamic Small Cap Growth Fund
Transfer agency fees	$11	$1		$2	n/a	n/a		n/a		n/a		n/a		n/a		$14
Small Cap Core Fund
Transfer agency fees	1	—	(a)	1	n/a	$—	(a)	$—	(a)	$—	(a)	$3		$—	(a)	5
Small Cap Equity Fund
Transfer agency fees	38	5		34	n/a	1		1		—	(a)	9		11		99
Small Cap Growth Fund
Transfer agency fees	28	2		4	$2	1		—	(a)	—	(a)	—	(a)	3		40
Small Cap Value Fund
Transfer agency fees	138	3		6	n/a	25		1		—	(a)	3		17		193
U.S. Small Company Fund
Transfer agency fees	14	4		7	7	4		—	(a)	3		—	(a)	6		45

(a)	Amount rounds to less than 500.

E. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of December 31, 2017, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

F. Distributions to Shareholders — Distributions from net investment income are generally declared and paid at least annually, except for Small Cap Value Fund, which are generally declared and paid quarterly. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

DECEMBER 31, 2017	J.P. MORGAN SMALL CAP FUNDS	75

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 (Unaudited) (continued)

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to Investment Advisory Agreements, the Adviser supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Dynamic Small Cap Growth Fund	0.65%
Small Cap Core Fund	0.65
Small Cap Equity Fund	0.65
Small Cap Growth Fund	0.65
Small Cap Value Fund	0.65
U.S. Small Company Fund	0.60

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to Administration Agreements, the Administrator, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended December 31, 2017, the effective annualized rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Trusts’ principal underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C, Class R2 and Class R3 Shares of the Funds, as applicable, in accordance with Rule 12b-1 under the 1940 Act. Class I, Class L, Class R4, Class R5 and Class R6 Shares do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the JPMDS, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Class R3
Dynamic Small Cap Growth Fund	0.25%	0.75%	n/a	n/a
Small Cap Core Fund	0.25	0.75	0.50%	0.25%
Small Cap Equity Fund	0.25	0.75	0.50	0.25
Small Cap Growth Fund	0.25	0.75	0.50	0.25
Small Cap Value Fund	0.25	0.75	0.50	0.25
U.S. Small Company Fund	0.25	0.75	0.50	0.25

In addition, the JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2017, the JPMDS retained the following (amounts in thousands):

	Front-End Sales Charge		CDSC
Dynamic Small Cap Growth Fund	$—	(a)	$—
Small Cap Core Fund	2		—
Small Cap Equity Fund	17		1
Small Cap Growth Fund	35		—	(a)
Small Cap Value Fund	5		—	(a)
U.S. Small Company Fund	6		—	(a)

(a)	Amount rounds to less than 500.

76	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2017

D. Service Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with the JPMDS under which the JPMDS provides certain support services to the shareholders. For performing these services, the JPMDS receives a fee, except for Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class L	Class R2	Class R3	Class R4	Class R5
Dynamic Small Cap Growth Fund	0.25%	0.25%	0.25%	n/a	n/a	n/a	n/a	n/a
Small Cap Core Fund	0.25	0.25	0.25	n/a	0.25%	0.25%	0.25%	0.10%
Small Cap Equity Fund	0.25	0.25	0.25	n/a	0.25	0.25	0.25	0.10
Small Cap Growth Fund	0.25	0.25	0.25	0.10%	0.25	0.25	0.25	0.10
Small Cap Value Fund	0.25	0.25	0.25	n/a	0.25	0.25	0.25	0.10
U.S. Small Company Fund	0.25	0.25	0.25	0.10	0.25	0.25	0.25	0.10

The JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations. Payments to the custodian may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A		Class C		Class I		Class L	Class R2		Class R3		Class R4		Class R5		Class R6
Dynamic Small Cap Growth Fund*	1.24%		1.74%		0.99%		n/a	n/a		n/a		n/a		n/a		n/a
Small Cap Core Fund	1.24	**	1.74	**	0.99	**	n/a	1.49%		1.24%		0.99%		0.80%		0.74	%**
Small Cap Equity Fund	1.24	***	1.74	***	0.99	***	n/a	1.49	***	1.24	***	0.99	***	0.80		0.74	***
Small Cap Growth Fund	1.24	^	1.74	^	0.99	^	0.85%	1.49	^	1.24		0.99		0.84	^	0.74	^
Small Cap Value Fund^^	1.24		1.74		0.99		n/a	1.49		1.24		0.99		0.84		0.74
U.S. Small Company Fund	1.26		1.76		1.01		0.83	1.51		1.26		1.01		0.86		0.76

*	The contractual expense percentages for Dynamic Small Cap Growth Fund in the table above are in place until October 31, 2019. Prior to November 1, 2017, the contractual expense limitations were 1.25%, 1.75% and 1.00%, for Class A, Class C and Class I Shares, respectively.
**	The contractual expense percentages for Small Cap Core Fund in the table above are in place until October 31, 2019. Prior to November 1, 2017, the contractual expense limitations were 1.25%, 1.75%, 1.00% and 0.75%, for Class A, Class C, Class I and Class R6 Shares, respectively.
***	The contractual expense percentages for Small Cap Equity Fund in the table above are in place until October 31, 2019. Prior to November 1, 2017, the contractual expense limitations were 1.30%, 1.80%, 1.00%, 1.55%, 1.25%, 1.00% and 0.75%, for Class A, Class C, Class I, Class R2, Class R3, Class R4 and Class R6 Shares, respectively.
^	The contractual expense percentages for Small Cap Growth Fund in the table above are in place until October 31, 2019. Prior to November 1, 2017, the contractual expense limitations were 1.25%, 1.75%, 1.00%, 1.50%, 0.85% and 0.75%, for Class A, Class C, Class I, Class R2, Class R5 and Class R6 Shares, respectively.
^^	The contractual expense percentages for Small Cap Value Fund in the table above are in place until October 31, 2019. Prior to November 1, 2017, the contractual expense limitations were 1.25%, 1.86%, 1.00%, 1.61%, 1.36%, 1.11%, 0.91% and 0.86%, for Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares, respectively.

Except as noted above, the expense limitation agreements were in effect for the six months ended December 31, 2017. The contractual expense limitation percentages in the table above are in place until at least October 31, 2018 unless noted otherwise.

DECEMBER 31, 2017	J.P. MORGAN SMALL CAP FUNDS	77

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 (Unaudited) (continued)

For the six months ended December 31, 2017, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fees	Total	Contractual Reimbursements
Dynamic Small Cap Growth Fund	$60	$40	$11	$111	$—
Small Cap Core Fund	97	64	51	212	—	(a)
Small Cap Equity Fund	160	107	335	602	9
Small Cap Growth Fund	66	44	35	145	3
Small Cap Value Fund	49	31	179	259	1
U.S. Small Company Fund	—	—	1	1	2

(a)	Amount rounds to less than 500.

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Funds’ investment in such affiliated money market fund.

The amount of waivers resulting from investments in these money market funds for the six months ended December 31, 2017 was as follows (amounts in thousands):

Dynamic Small Cap Growth Fund	$3
Small Cap Core Fund	6
Small Cap Equity Fund	271
Small Cap Growth Fund	30
Small Cap Value Fund	34
U.S. Small Company Fund	56

G. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and the JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended December 31, 2017, the Funds purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Funds may use related party broker-dealers. For the six months ended December 31, 2017, the Funds incurred brokerage commissions with broker-dealers affiliated with the Adviser as follows (amounts in thousands):

Dynamic Small Cap Growth Fund	$—	(a)
Small Cap Core Fund	—	(a)
Small Cap Equity Fund	1
Small Cap Growth Fund	—	(a)
Small Cap Value Fund	—	(a)
U.S. Small Company Fund	2

(a)	Amount rounds to less than 500.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

78	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2017

4. Investment Transactions

During the six months ended December 31, 2017, purchases and sales of investments (excluding short-term investments and transfers in-kind) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Dynamic Small Cap Growth Fund	$39,219	$44,957
Small Cap Core Fund	71,308	34,307
Small Cap Equity Fund	476,885	812,917
Small Cap Growth Fund	366,753	332,016
Small Cap Value Fund	328,753	493,061
U.S. Small Company Fund	366,046	389,847

During the six months ended December 31, 2017, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at December 31, 2017 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Dynamic Small Cap Growth Fund	$120,030	$81,099	$3,141	$77,958
Small Cap Core Fund	199,295	76,730	7,486	69,244
Small Cap Equity Fund	4,596,804	1,950,984	76,312	1,874,672
Small Cap Growth Fund	1,067,269	595,215	29,839	565,376
Small Cap Value Fund	1,539,549	582,837	103,308	479,529
U.S. Small Company Fund	1,482,032	417,383	83,110	334,273

At June 30, 2017, the Funds did not have any capital loss carryforwards.

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPM II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 5, 2018.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility during the six months ended December 31, 2017.

In addition, effective August 16, 2016, the Trust along with certain other trusts (“Borrowers”) entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred

DECEMBER 31, 2017	J.P. MORGAN SMALL CAP FUNDS	79

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 (Unaudited) (continued)

on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 15, 2017, this agreement has been amended and restated for a term of 364 days, unless extended.

The Funds did not utilize the Credit Facility during the six months ended December 31, 2017.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

As of December 31, 2017, the Funds had omnibus which each owned more than 10% of the respective Fund’s outstanding shares as follows:

	Number of Non-Affiliated Omnibus Accounts	% of the Fund
Dynamic Small Cap Growth Fund	3	60.4%
Small Cap Core Fund	1	15.3
U.S. Small Company Fund	2	24.9

As of December 31, 2017, the JPMorgan SmartRetirement Funds, which are affiliated funds of funds, owned in the aggregate, shares representing more than 10% of the net assets of the following Funds:

JPMorgan SmartRetirement Funds
Small Cap Growth Fund	24.6%
Small Cap Value Fund	18.5

Significant shareholder transactions by these shareholders may impact the Funds’ performance.

Because the Funds may invest a significant portion of their assets in REITs, the Funds may be subject to certain risks similar to those associated with direct investments in real estate. REITs may be affected by changes in the value of their underlying properties and by defaults by tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Funds’ original investment. Derivatives also expose the Funds to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty.

8. Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and forms, and amendments to certain current rules and forms, to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The amendments to Regulation S-X were applied to the Funds’ financial statements as of December 31, 2017. The adoption had no effect on the Funds’ net assets or results of operations.

80	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2017

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2017, and continued to hold your shares at the end of the reporting period, December 31, 2017.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During the Period	Annualized Expense Ratio
Dynamic Small Cap Growth Fund
Class A
Actual*	$1,000.00	$1,176.90	$6.80	1.24%
Hypothetical*	1,000.00	1,018.95	6.31	1.24
Class C
Actual*	1,000.00	1,173.90	9.53	1.74
Hypothetical*	1,000.00	1,016.43	8.84	1.74
Class I
Actual*	1,000.00	1,178.30	5.44	0.99
Hypothetical*	1,000.00	1,020.21	5.04	0.99

Small Cap Core Fund
Class A
Actual*	1,000.00	1,097.00	6.55	1.24
Hypothetical*	1,000.00	1,018.95	6.31	1.24
Class C
Actual*	1,000.00	1,094.10	9.18	1.74
Hypothetical*	1,000.00	1,016.43	8.84	1.74
Class I
Actual*	1,000.00	1,098.20	5.24	0.99
Hypothetical*	1,000.00	1,020.21	5.04	0.99
Class R2
Actual**	1,000.00	1,082.40	6.50	1.49
Hypothetical*	1,000.00	1,017.69	7.58	1.49
Class R3
Actual**	1,000.00	1,083.60	5.42	1.24
Hypothetical*	1,000.00	1,018.95	6.31	1.24
Class R4
Actual**	1,000.00	1,084.80	4.33	0.99
Hypothetical*	1,000.00	1,020.21	5.04	0.99

DECEMBER 31, 2017	J.P. MORGAN SMALL CAP FUNDS	81

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During the Period	Annualized Expense Ratio
Small Cap Core Fund (continued)
Class R5
Actual*	$1,000.00	$1,099.30	$4.18	0.79%
Hypothetical*	1,000.00	1,021.22	4.02	0.79
Class R6
Actual*	1,000.00	1,099.60	3.92	0.74
Hypothetical*	1,000.00	1,021.48	3.77	0.74

Small Cap Equity Fund
Class A
Actual*	1,000.00	1,082.40	6.51	1.24
Hypothetical*	1,000.00	1,018.95	6.31	1.24
Class C
Actual*	1,000.00	1,079.70	9.12	1.74
Hypothetical*	1,000.00	1,016.43	8.84	1.74
Class I
Actual*	1,000.00	1,083.80	5.20	0.99
Hypothetical*	1,000.00	1,020.21	5.04	0.99
Class R2
Actual*	1,000.00	1,081.00	7.87	1.50
Hypothetical*	1,000.00	1,017.64	7.63	1.50
Class R3
Actual*	1,000.00	1,082.30	6.51	1.24
Hypothetical*	1,000.00	1,018.95	6.31	1.24
Class R4
Actual*	1,000.00	1,083.70	5.20	0.99
Hypothetical*	1,000.00	1,020.21	5.04	0.99
Class R5
Actual*	1,000.00	1,084.90	4.15	0.79
Hypothetical*	1,000.00	1,021.22	4.02	0.79
Class R6
Actual*	1,000.00	1,085.10	3.89	0.74
Hypothetical*	1,000.00	1,021.48	3.77	0.74

Small Cap Growth Fund
Class A
Actual*	1,000.00	1,177.80	6.81	1.24
Hypothetical*	1,000.00	1,018.95	6.31	1.24
Class C
Actual*	1,000.00	1,174.80	9.54	1.74
Hypothetical*	1,000.00	1,016.43	8.84	1.74
Class I
Actual*	1,000.00	1,178.80	5.44	0.99
Hypothetical*	1,000.00	1,020.21	5.04	0.99
Class L
Actual*	1,000.00	1,179.70	4.61	0.84
Hypothetical*	1,000.00	1,020.97	4.28	0.84
Class R2
Actual*	1,000.00	1,176.00	8.17	1.49
Hypothetical*	1,000.00	1,017.69	7.58	1.49
Class R3
Actual**	1,000.00	1,149.90	5.59	1.24
Hypothetical*	1,000.00	1,018.95	6.31	1.24
Class R4
Actual**	1,000.00	1,151.20	4.51	1.00
Hypothetical*	1,000.00	1,020.16	5.09	1.00

82	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2017

	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During the Period	Annualized Expense Ratio
Small Cap Growth Fund (continued)
Class R5
Actual*	$1,000.00	$1,180.40	$4.62	0.84%
Hypothetical*	1,000.00	1,020.97	4.28	0.84
Class R6
Actual*	1,000.00	1,180.70	4.07	0.74
Hypothetical*	1,000.00	1,021.48	3.77	0.74

Small Cap Value Fund
Class A
Actual*	1,000.00	1,056.40	6.43	1.24
Hypothetical*	1,000.00	1,018.95	6.31	1.24
Class C
Actual*	1,000.00	1,053.40	9.11	1.76
Hypothetical*	1,000.00	1,016.33	8.94	1.76
Class I
Actual*	1,000.00	1,057.70	5.13	0.99
Hypothetical*	1,000.00	1,020.21	5.04	0.99
Class R2
Actual*	1,000.00	1,054.80	8.03	1.55
Hypothetical*	1,000.00	1,017.39	7.88	1.55
Class R3
Actual*	1,000.00	1,056.40	6.48	1.25
Hypothetical*	1,000.00	1,018.90	6.36	1.25
Class R4
Actual*	1,000.00	1,057.50	5.45	1.05
Hypothetical*	1,000.00	1,019.91	5.35	1.05
Class R5
Actual*	1,000.00	1,058.70	4.41	0.85
Hypothetical*	1,000.00	1,020.92	4.33	0.85
Class R6
Actual*	1,000.00	1,059.20	3.89	0.75
Hypothetical*	1,000.00	1,021.42	3.82	0.75

U.S. Small Company Fund
Class A
Actual*	1,000.00	1,078.10	6.39	1.22
Hypothetical*	1,000.00	1,019.06	6.21	1.22
Class C
Actual*	1,000.00	1,075.40	9.05	1.73
Hypothetical*	1,000.00	1,016.48	8.79	1.73
Class I
Actual*	1,000.00	1,079.40	5.03	0.96
Hypothetical*	1,000.00	1,020.37	4.89	0.96
Class L
Actual*	1,000.00	1,080.30	4.25	0.81
Hypothetical*	1,000.00	1,021.12	4.13	0.81
Class R2
Actual*	1,000.00	1,077.10	7.75	1.48
Hypothetical*	1,000.00	1,017.74	7.53	1.48
Class R3
Actual*	1,000.00	1,078.50	6.34	1.21
Hypothetical*	1,000.00	1,019.11	6.16	1.21
Class R4
Actual*	1,000.00	1,079.70	5.08	0.97
Hypothetical*	1,000.00	1,020.32	4.94	0.97

DECEMBER 31, 2017	J.P. MORGAN SMALL CAP FUNDS	83

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During the Period	Annualized Expense Ratio
U.S. Small Company Fund (continued)
Class R5
Actual*	$1,000.00	$1,079.60	$4.46	0.85%
Hypothetical*	1,000.00	1,020.92	4.33	0.85
Class R6
Actual*	1,000.00	1,080.70	3.72	0.71
Hypothetical*	1,000.00	1,021.63	3.62	0.71

*	Expenses are equal to each Class’s respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Expense is equal to the Class’s respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 154/365 (to reflect the actual period). Commencement of operations was July 31, 2017.

84	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2017

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2017, at which the Trustees considered the continuation of the investment advisory agreements for each of the Funds whose semi-annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 16, 2017.

As part of their review of the Advisory Agreements, the Trustees considered and reviewed performance and other information about the Funds received from the Adviser. This information includes the Funds’ performance as compared to the performance of their peers and benchmarks and analyses by the Adviser of the Funds’ performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense information compiled by Broadridge, using data from Lipper Inc., independent providers of investment company data (together, “Broadridge/Lipper”). The Trustees’ independent consultant also provided additional analyses of the performance of the Funds in connection with the Trustees’ review of the Advisory Agreements. Before voting on the proposed Advisory Agreements, the Trustees reviewed the proposed Advisory Agreements with representatives of the Adviser, counsel to the Trusts and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the proposed Advisory Agreements. The Trustees also discussed the proposed Advisory Agreements in executive sessions with independent legal counsel at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement.

The Trustees considered information provided with respect to the Funds over the course of the year. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Adviser from each Fund under the applicable Advisory Agreement was fair and reasonable and that the continuance of each Advisory Agreement was in the best interests of each Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administrative services provided by J.P. Morgan Investment Management Inc. in its role as administrator (“JPMIM”).

The Trustees also considered their knowledge of the nature and quality of the services provided by the Adviser and its affiliates to the Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

DECEMBER 31, 2017	J.P. MORGAN SMALL CAP FUNDS	85

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to each Fund. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based upon their review, the Trustees concluded that the profitability to the Adviser under each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

The Trustees also considered that JPMDS, an affiliate of the Adviser, and JPMIM earn fees from the Funds for providing shareholder and administrative services, respectively. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services.

Economies of Scale

The Trustees considered the extent to which the Funds may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Funds and those realized by the Adviser as assets increase. The Trustees considered whether it would be appropriate to add advisory fee breakpoints, but noted that each Fund has implemented fee waivers and contractual expense limitations (“Fee Caps”) which allow each Fund’s shareholders to share potential economies of scale from a Fund’s inception and that the fees remain competitive with peer funds. The Trustees also considered that the Adviser has shared economies of scale by adding or enhancing services to the Funds over time, noting the Adviser’s substantial investments in its business in support of the Funds, including investments in trading systems and technology (including cybersecurity improvements), retention of key talent, additions to analyst and portfolio management teams, and regulatory support enhancements. The Trustees concluded that the current fee structure was reasonable in light of the Fee Caps that the Adviser has in place that serve to limit the overall net expense ratios of each Fund at competitive levels. The Trustees concluded that the Funds’ shareholders received the benefits of potential economies of scale through the Fee Caps and the Adviser’s reinvestment in its operations to serve the Funds and their shareholders.

Independent Written Evaluation of the Funds’ Senior/Chief Compliance Officer

The Trustees noted that, upon their direction, the Senior Officer for the Small Cap Growth Fund and Small Cap Value Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. In determining whether to continue the Advisory Agreements, the Trustees considered the Senior Officer’s report.

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Dynamic Small Cap Growth Fund, Small Cap Core Fund, Small Cap Equity Fund, and U.S. Small Company Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts and/or funds sub-advised by the Adviser, for investment management styles substantially similar to that of each Fund. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences in the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater

86	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2017

responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to each Fund. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance information for the Funds in a report prepared by Broadridge/Lipper. The Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe made up of funds with the same Broadridge/Lipper investment classification and objective (the “Universe”), as well as a subset of funds within the Universe (the “Peer Group”), by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Broadridge/Lipper’s methodology for selecting mutual funds in each Fund’s Peer Group and Universe. The Broadridge/Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared by the Trustees’ independent consultant. The Broadridge/Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Dynamic Small Cap Growth Fund’s performance for Class A shares was in the fourth quintile based upon both the Peer Group and Universe for each of the one-, three-, and five-year periods ended December 31, 2016. The Trustees noted that the performance for Class I shares was in the fifth, third and fourth quintiles based upon the Peer Group, and in the fourth, fourth and third quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2016, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory. They requested, however, that the Adviser provide additional Fund performance information to be reviewed with the members of the equity committee at each of their regular meetings over the course of the next year.

The Trustees noted that the Small Cap Core Fund’s performance for Class R5 shares was in the fifth, second and first quintiles based upon the Peer Group, and in the third, second and first quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2016, respectively . The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the Small Cap Equity Fund’s performance for Class A shares was in the third, second and first quintiles based upon the Peer Group, and in the third, first and second quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2016, respectively. The Trustees noted that the performance for Class I Shares was in the third, first, and first quintiles based upon the Peer Group, and in the second, first and first quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2016, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the Small Cap Growth Fund’s performance for Class A shares was in the fourth, fifth and fourth quintiles based upon the Peer Group, and in the fourth, fourth and third quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2016, respectively. The Trustees noted that the performance for Class I shares was in the fourth, fifth and fifth quintiles based upon the Peer Group, and in the fourth, fourth and third quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2016, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory. They requested, however, that the Adviser provide additional Fund performance information to be reviewed with the members of the equity committee at each of their regular meetings over the course of the next year.

The Trustees noted that the Small Cap Value Fund’s performance for Class A shares was in the second, third and third quintiles based upon the Peer Group for the one-, three-, and five-year periods ended December 31, 2016, respectively, and in the second quintile based upon the Universe, for each of the one-, three-, and five-year periods ended December 31, 2016. The Trustees noted that the performance for Class I shares was in

DECEMBER 31, 2017	J.P. MORGAN SMALL CAP FUNDS	87

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

the first, third and first quintiles based upon the Peer Group for the one-, three-, and five-year periods ended December 31, 2016, respectively, and in the second quintile based upon the Universe, for each of the one-, three-, and five-year periods ended December 31, 2016. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the U.S. Small Company Fund’s performance for Class A shares was in fourth, first and first quintiles based upon the Peer Group, and in the third, second and first quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2016, respectively. The Trustees noted that the performance for Class I shares was in fourth, second and first quintiles based upon the Peer Group, and in the third, second and first quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2016, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Adviser and compared that rate to the information prepared by Broadridge/Lipper concerning management fee rates paid by other funds in the same Broadridge/Lipper category as each Fund. The Trustees recognized that Broadridge/Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Dynamic Small Cap Growth Fund’s net advisory fee for both Class A and Class I shares was in the first quintile based upon both the Peer Group and Universe, and that the actual total expenses for both Class A and Class I shares were in the first and second quintiles based upon the Peer Group and Universe, respectively. The Trustees also noted that the Fund’s Fee Caps were lowered effective November 1, 2017. After considering all of the factors identified above, the

Trustees concluded that the advisory fees were satisfactory in light of the services provided to the Fund.

The Trustees noted that the Small Cap Core Fund’s net advisory fee for Class A shares was in the first quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class A shares were in the first and second quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee and actual total expenses for Class R5 shares were in the first quintile based upon both the Peer Group and Universe. The Trustees also noted that the Fund’s Fee Caps for certain share classes were lowered effective November 1, 2017. After considering all of the factors identified above, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the Small Cap Equity Fund’s net advisory fee for Class A shares was in the second quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class A shares were in the third and second quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class I shares was in the second quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class I shares were in the second and third quintiles based upon the Peer Group and Universe, respectively. The Trustees also noted that the Fund’s Fee Caps for certain share classes were lowered effective November 1, 2017. After considering all of the factors identified above, the Trustees concluded that the advisory fees were satisfactory in light of the services provided to the Fund.

The Trustees noted that the Small Cap Growth Fund’s net advisory fee and actual total expenses for Class A shares were in the second quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee and actual total expenses for Class I shares were in the third and second quintiles based upon both the Peer Group and Universe, respectively. The Trustees also noted that the Fund’s Fee Caps were lowered effective November 1, 2017. After considering all of the factors identified above, in light of this information, the Trustees concluded that the advisory fees were satisfactory in light of the services provided to the Fund.

The Trustees noted that the Small Cap Value Fund’s net advisory fee for Class A shares was in the second quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class A shares were in the third and second quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class I shares was in the first and second quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class I shares were in the first and third quintiles based upon the Peer Group and Universe, respectively. The Trustees also noted that the Fund’s Fee Caps were lowered effective November 1, 2017. After

88	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2017

considering all of the factors identified above, the Trustees concluded that the advisory fees were satisfactory in light of the services provided to the Fund.

The Trustees noted that the U.S. Small Company Fund’s net advisory fee for Class A shares was in the first and second quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class A shares were in the third and second quintiles based upon the Peer Group and

Universe, respectively. The Trustees noted that the net advisory fee for Class I shares was in the first and second quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class I shares were in the first and third quintiles based upon the Peer Group and Universe, respectively. After considering all of the factors identified above, the Trustees concluded that the advisory fees were satisfactory in light of the services provided to the Fund.

DECEMBER 31, 2017	J.P. MORGAN SMALL CAP FUNDS	89

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management businesses of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2017. All rights reserved. December 2017.	SAN-SC-1217

Semi-Annual Report

JPMorgan SmartRetirement® Funds

December 31, 2017 (Unaudited)

JPMorgan SmartRetirement® Income Fund

JPMorgan SmartRetirement® 2020 Fund

JPMorgan SmartRetirement® 2025 Fund

JPMorgan SmartRetirement® 2030 Fund

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JPMorgan SmartRetirement® 2050 Fund

JPMorgan SmartRetirement® 2055 Fund

JPMorgan SmartRetirement® 2060 Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

February 1, 2018 (Unaudited)

Dear Shareholder,

The U.S. economy continued to grow in the second half of 2017, supported by a synchronized global economy and central bank policies that also helped lift equity prices in the U.S. and elsewhere.

“Historically high consumer confidence, increased business investment and growth in corporate earnings all indicate that the U.S. economy should continue to expand.” — George C.W. Gatch

The U.S. economy entered its third longest expansion on record in 2017, and gross domestic product (GDP) rose by 3.2% in the third quarter and an estimated 2.6% in the fourth quarter. During the second half of 2017, unemployment fell to 4.1% in December from 4.3% in June, and U.S. consumer confidence reached a 17-year high in November. Corporate profits rose during the second half of the year amid stable energy prices and a decline in the value of the U.S. dollar.

Notably, the second half of 2017 included three large hurricanes, wildfires and other assorted natural disasters that combined to cause an estimated $306 billion in damage in the U.S. While companies in some specific sectors of the economy reported that Hurricanes Harvey, Irma and Maria affected revenue or earnings, any impact on the larger economy appeared to be limited.

The U.S. Federal Reserve raised interest rates in December 2017 and indicated it would raise rates three more times in the year ahead. However, interest rates overall remained relatively low during the reporting period and provided support for both the domestic economy and financial markets.

Most developed market and emerging market economies also continued to grow in the second half of 2017. Growth in Europe was strong enough that the European Central Bank committed to reducing its monthly asset purchases by half and the Bank of England raised its benchmark interest rate for the first time in ten years. Japan registered its longest economic expansion in a decade and China’s GDP grew by an estimated 6.8% in the second half of 2017, supported by personal consumption and growth in foreign trade.

Roughly 120 countries, comprising three-fourths of global GDP, had experienced increased economic growth by the end of 2017, according to the International Monetary Fund (IMF).

Meanwhile, global financial markets provided investors with positive returns for the six months ended December 31, 2017. Overall, equity markets outperformed bond markets, with emerging market equities largely outperforming developed market equities.

In the wake of stronger-than-expected growth in the U.S. and other leading economies, the IMF revised its forecast for 2018 U.S. GDP growth to 2.7% from 2.3%. The IMF cited growth from external demand and a reduction in U.S. corporate tax rates from the 2017 Tax Cuts and Jobs Act. Historically high consumer confidence, increased business investment and growth in corporate earnings all indicate that the U.S. economy should continue to expand. We believe investors who maintain a properly diversified portfolio and a long-term outlook will be able to benefit from the current global economic expansion.

We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

DECEMBER 31, 2017	JPMORGAN SMARTRETIREMENT FUNDS	1

JPMorgan SmartRetirement® Funds

FUND FACTS

SIX MONTHS ENDED DECEMBER 31, 2017 (Unaudited)

Fund	Fund Return*	Broad Based Securities Market Index Return[1]	Broad Based Securities Market Index Name	Fund Net Assets as of December 31, 2017
JPMorgan SmartRetirement® Income Fund	5.41%	4.34%	S&P Target Date Retirement Income Index	$4,353,225,043

JPMorgan SmartRetirement® 2020 Fund	6.66%	6.10%	S&P Target Date 2020 Index	$7,182,999,136

JPMorgan SmartRetirement® 2025 Fund	7.64%	7.07%	S&P Target Date 2025 Index	$7,798,892,355

JPMorgan SmartRetirement® 2030 Fund	9.02%	7.99%	S&P Target Date 2030 Index	$8,465,625,619

JPMorgan SmartRetirement® 2035 Fund	9.73%	8.87%	S&P Target Date 2035 Index	$6,400,146,676

JPMorgan SmartRetirement® 2040 Fund	10.43%	9.45%	S&P Target Date 2040 Index	$6,405,736,294

JPMorgan SmartRetirement® 2045 Fund	10.53%	9.78%	S&P Target Date 2045 Index	$4,277,534,253

JPMorgan SmartRetirement® 2050 Fund	10.65%	10.01%	S&P Target Date 2050 Index	$3,565,508,863

JPMorgan SmartRetirement® 2055 Fund	10.49%	10.10%	S&P Target Date 2055 Index	$1,277,768,414

JPMorgan SmartRetirement® 2060 Fund	10.50%	10.23%	S&P Target Date 2060+ Index	$30,311,063

*	Returns for the JPMorgan SmartRetirement 2025 Fund, JPMorgan SmartRetirement 2035 Fund, JPMorgan SmartRetirement 2055 Fund and JPMorgan SmartRetirement 2060 Fund are based on Class I Shares. The remaining JPMorgan SmartRetirement Funds’ returns are based on Class R5 Shares.
[1]

On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by each Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date Retirement Indices previously used by the Funds were comprised of exchange traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return) (the “Old Index”). Going forward, the S&P Target Date Retirement Indices used by the Funds will be comprised of underlying indices of securities (the “New Index”). In addition, Old Indices have been discontinued and their return performance is not available. The name of each Fund’s S&P Target Date Retirement Index has not changed and there has been no change in each Fund’s investment strategy as a result of the change.

2	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2017

Portfolio Composition by Asset Class*

JPMorgan SmartRetirement® Income Fund
Fixed Income	53.3%
U.S. Equity	21.6
International Equity	12.4
Short-Term Investment	8.3
Alternative Assets	4.0
U.S. Treasury Obligation	0.4

JPMorgan SmartRetirement® 2020 Fund
Fixed Income	48.8%
U.S. Equity	29.2
International Equity	17.0
Alternative Assets	3.8
Short-Term Investment	0.8
U.S. Treasury Obligation	0.4

JPMorgan SmartRetirement® 2025 Fund
Fixed Income	39.9%
U.S. Equity	34.6
International Equity	20.7
Alternative Assets	3.6
Short-Term Investment	0.8
U.S. Treasury Obligation	0.4

JPMorgan SmartRetirement® 2030 Fund
U.S. Equity	40.1%
Fixed Income	30.0
International Equity	23.9
Alternative Assets	4.0
Short-Term Investment	1.2
U.S. Treasury Obligation	0.8

JPMorgan SmartRetirement® 2035 Fund
U.S. Equity	44.4%
International Equity	27.0
Fixed Income	22.4
Alternative Assets	4.5
Short-Term Investment	0.9
U.S. Treasury Obligation	0.8

JPMorgan SmartRetirement® 2040 Fund
U.S. Equity	48.3%
International Equity	29.3
Fixed Income	15.3
Alternative Assets	5.0
Short-Term Investment	1.3
U.S. Treasury Obligation	0.8

JPMorgan SmartRetirement® 2045 Fund
U.S. Equity	48.9%
International Equity	29.9
Fixed Income	13.6
Alternative Assets	5.1
Short-Term Investment	1.8
U.S. Treasury Obligation	0.7

JPMorgan SmartRetirement® 2050 Fund
U.S. Equity	49.2%
International Equity	30.0
Fixed Income	13.6
Alternative Assets	5.1
Short-Term Investment	1.4
U.S. Treasury Obligation	0.7

JPMorgan SmartRetirement® 2055 Fund
U.S. Equity	48.9%
International Equity	29.9
Fixed Income	13.3
Alternative Assets	5.2
Short-Term Investment	2.0
U.S. Treasury Obligation	0.7

JPMorgan SmartRetirement® 2060 Fund
U.S. Equity	52.9%
International Equity	35.0
Fixed Income	5.7
Alternative Assets	5.2
Short-Term Investment	1.2

*	The percentages indicated are based on total investments as of December 31, 2017. Each Fund’s portfolio composition is subject to change.

DECEMBER 31, 2017	JPMORGAN SMARTRETIREMENT FUNDS	3

JPMorgan SmartRetirement® Funds

FUNDS COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2017 (Unaudited)

INVESTMENT OBJECTIVES*

The JPMorgan SmartRetirement® Income Fund seeks current income and some capital appreciation. The remaining JPMorgan SmartRetirement® Funds each seek high total return with a shift to current income and some capital appreciation over time as each Fund approaches and passes its respective target retirement date.

HOW DID THE MARKET PERFORM?

U.S. equity markets overall provided positive returns throughout the reporting period amid strong growth in corporate profits, stable energy prices and continued low interest rates. During the reporting period, the Standard & Poor’s 500 Index (the “S&P 500”) reached more than two dozen record high closings and had positive returns for each month. Overall, growth stocks outperformed value stocks and large cap stocks generally outperformed small cap and mid cap stocks during the reporting period.

Meanwhile, the CBOE Volatility Index, which measures S&P 500 options to gauge market expectations of near-term volatility, remained well below its historical average throughout the year and on November 3, 2017 fell to its lowest-ever level.

Overall, fixed income securities generally had positive returns but underperformed equities during the reporting period. Within the fixed-income sector, high yield bonds (also known as “junk bonds”) outperformed both investment grade corporate bonds and U.S. Treasury bonds.

WHAT WERE THE MAIN DRIVERS OF THE FUNDS’ PERFORMANCE?

All ten JPMorgan SmartRetirement Funds (Class I Shares or Class R5 Shares) (the “Funds”) outperformed their respective S&P Target Date indexes (the “benchmarks”) for the six months ended December 31, 2017.

In terms of manager selection, the Funds’ investments in the JPMorgan Intrepid America Fund and the JPMorgan International Equity Fund contributed to performance, as those two funds outperformed relative to their respective benchmark indexes during the reporting period. The Funds’ investments in the JPMorgan International Opportunities Fund and JPMorgan International Research Enhanced Funds detracted from relative performance.

The Funds’ strategic allocation to underlying funds that focused on emerging markets equity and emerging markets debt made a positive contribution to absolute performance, while the Funds’ lower strategic allocation to total U.S. equity detracted from absolute performance. From a tactical perspective, the Funds’ positioning in emerging market equity and Japanese equity helped absolute performance, while the Funds’ positioning in European equity (excluding the U.K.) detracted from absolute performance.

Strategic asset allocation involves setting long-term target allocations to various asset classes and periodically rebalancing the portfolio in accordance with those targets. Tactical asset allocation generally involves a more active trading approach and seeks to take advantage of short-to-intermediate term investment opportunities.

HOW WERE THE FUNDS POSITIONED?

The Funds invested in underlying J.P. Morgan Funds to implement the Funds’ portfolio managers’ asset allocation decisions. The Funds’ portfolio managers used a systematic screening and selection process to choose the underlying funds in their construction of the portfolios. Relative to their respective S&P Target Date benchmarks, the Funds invested across a broader range of asset classes.

The Funds’ portfolio managers believed that this diversification would help shield the Funds from market volatility and contribute to the Funds’ long-term risk-adjusted returns. In addition, they sought to invest in asset classes that have had historically lower correlations to the broader fixed income and equity markets, investing in underlying funds that hold real estate investment securities, commodity-related investments and U.S. Treasury Inflation Protected Securities. The Funds’ portfolio managers also used futures contracts to help manage cash flows and implement tactical asset allocations.

*	The adviser seeks to achieve each Fund’s objective. There can be no guarantee it will be achieved.

4	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2017

JPMorgan SmartRetirement® Income Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2017 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2017

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	May 15, 2006
With Sales Charge**		0.55%	5.88%	4.39%	4.36%
Without Sales Charge		5.26	10.88	5.36	4.84
CLASS C SHARES	May 15, 2006
With CDSC***		3.92	9.17	4.67	4.19
Without CDSC		4.92	10.17	4.67	4.19
CLASS I SHARES	May 15, 2006	5.37	11.03	5.47	4.98
CLASS R2 SHARES	November 3, 2008	5.03	10.45	5.06	4.59
CLASS R3 SHARES	September 9, 2016	5.19	10.68	5.30	4.82
CLASS R4 SHARES	September 9, 2016	5.29	10.97	5.45	4.97
CLASS R5 SHARES	May 15, 2006	5.41	11.11	5.61	5.12
CLASS R6 SHARES	November 3, 2014	5.46	11.22	5.65	5.14

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/07 TO 12/31/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares. Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class A Shares. Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R4 Shares would have been lower than those shown because Class R4 Shares have higher expenses than Class I Shares. Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $10,000 invested in Class R5 Shares of the JPMorgan SmartRetirement Income Fund, the S&P Target Date

Retirement Income Index and the Lipper Mixed-Asset Target Today Funds Average from December 31, 2007 to December 31, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date Retirement Income Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund (except prior to June 1, 2017, the S&P Target Date Retirement Income Index was previously adjusted to remove the impact of ETF fees) and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. The performance of the Lipper Mixed-Asset Target Today Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date Retirement Income Index was comprised of exchange traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date Retirement Income Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date Retirement Income Index was discontinued. As a result, performance for the S&P Target Date Retirement Income Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs that were not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date

DECEMBER 31, 2017	JPMORGAN SMARTRETIREMENT FUNDS	5

JPMorgan SmartRetirement® Income Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2017 (Unaudited) (continued)

Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. Investors cannot directly invest in an index. The Lipper Mixed-Asset Target Today Funds Average is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

Class R5 Shares do not have a minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2017

JPMorgan SmartRetirement® 2020 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2017 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2017

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	May 15, 2006
With Sales Charge**		1.73%	8.61%	6.56%	5.01%
Without Sales Charge		6.52	13.73	7.55	5.50
CLASS C SHARES	May 15, 2006
With CDSC***		5.20	12.04	6.85	4.85
Without CDSC		6.20	13.04	6.85	4.85
CLASS I SHARES	May 15, 2006	6.61	13.86	7.66	5.63
CLASS R2 SHARES	November 3, 2008	6.26	13.27	7.25	5.24
CLASS R3 SHARES	September 9, 2016	6.43	13.50	7.49	5.47
CLASS R4 SHARES	September 9, 2016	6.55	13.77	7.64	5.62
CLASS R5 SHARES	May 15, 2006	6.66	13.96	7.81	5.79
CLASS R6 SHARES	November 3, 2014	6.71	14.14	7.87	5.82

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/07 TO 12/31/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares. Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class A Shares. Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R4 Shares would have been lower than those shown because Class R4 Shares have higher expenses than Class I Shares. Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $10,000 invested in Class R5 Shares of the JPMorgan SmartRetirement 2020 Fund, the S&P Target Date

2020 Index and the Lipper Mixed-Asset Target 2020 Funds Index from December 31, 2007 to December 31, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2020 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund (except prior to June 1, 2017, the S&P Target Date 2020 Index was previously adjusted to remove the impact of ETF fees) and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. The performance of the Lipper Mixed-Asset Target 2020 Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2020 Index was comprised of exchange traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date 2020 Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2020 Index was discontinued. As a result, performance for the S&P Target Date 2020 Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs that were not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as

DECEMBER 31, 2017	JPMORGAN SMARTRETIREMENT FUNDS	7

JPMorgan SmartRetirement® 2020 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2017 (Unaudited) (continued)

a result of the change. The Lipper Mixed-Asset Target 2020 Funds Index is an index based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot directly invest in an index.

Class R5 Shares do not have a minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2017

JPMorgan SmartRetirement® 2025 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2017 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2017

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	July 31, 2007
With Sales Charge**		2.77%	10.80%	7.72%	5.43%
Without Sales Charge		7.59	15.99	8.73	5.91
CLASS C SHARES	July 31, 2007
With CDSC***		6.22	14.30	8.03	5.25
Without CDSC		7.22	15.30	8.03	5.25
CLASS I SHARES	July 31, 2007	7.64	16.14	8.83	6.04
CLASS R2 SHARES	November 3, 2008	7.35	15.55	8.43	5.65
CLASS R3 SHARES	September 9, 2016	7.45	15.79	8.68	5.88
CLASS R4 SHARES	September 9, 2016	7.63	16.08	8.82	6.03
CLASS R5 SHARES	July 31, 2007	7.75	16.32	8.99	6.19
CLASS R6 SHARES	November 3, 2014	7.75	16.43	9.04	6.22

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/07 TO 12/31/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares. Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class A Shares. Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R4 Shares would have been lower than those shown because Class R4 Shares have higher expenses than Class I Shares. Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan SmartRetirement 2025 Fund, the S&P Target Date 2025 Index and the Lipper Mixed-Asset Target 2025 Funds Average from December 31, 2007 to December 31, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2025 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund (except prior to June 1, 2017, the S&P Target Date 2025 Index was previously adjusted to remove the impact of ETF fees) and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. The performance of the Lipper Mixed-Asset Target 2025 Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2025 Index was comprised of exchange traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date 2025 Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2025 Index was discontinued. As a result, performance for the S&P Target Date 2025 Index prior to

DECEMBER 31, 2017	JPMORGAN SMARTRETIREMENT FUNDS	9

JPMorgan SmartRetirement® 2025 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2017 (Unaudited) (continued)

June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs that were not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. Investors cannot directly invest in an index. The Lipper Mixed-Asset Target 2025 Funds Average is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2017

JPMorgan SmartRetirement® 2030 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2017 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2017

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	May 15, 2006
With Sales Charge**		4.03%	13.34%	8.71%	5.64%
Without Sales Charge		8.94	18.66	9.72	6.12
CLASS C SHARES	May 15, 2006
With CDSC***		7.57	16.83	9.01	5.46
Without CDSC		8.57	17.83	9.01	5.46
CLASS I SHARES	May 15, 2006	8.98	18.73	9.81	6.25
CLASS R2 SHARES	November 3, 2008	8.70	18.17	9.41	5.87
CLASS R3 SHARES	September 9, 2016	8.82	18.45	9.67	6.10
CLASS R4 SHARES	September 9, 2016	8.99	18.74	9.80	6.24
CLASS R5 SHARES	May 15, 2006	9.02	18.88	9.98	6.40
CLASS R6 SHARES	November 3, 2014	9.13	19.00	10.03	6.43

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/07 TO 12/31/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares. Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class A Shares. Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R4 Shares would have been lower than those shown because Class R4 Shares have higher expenses than Class I Shares. Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $10,000 invested in Class R5 Shares of the JPMorgan SmartRetirement 2030 Fund, the S&P Target Date

2030 Index and the Lipper Mixed-Asset Target 2030 Funds Index from December 31, 2007 to December 31, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2030 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund (except prior to June 1, 2017, the S&P Target Date 2030 Index was previously adjusted to remove the impact of ETF fees) and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. The performance of the Lipper Mixed-Asset Target 2030 Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2030 Index was comprised of exchange traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date 2030 Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2030 Index was discontinued. As a result, performance for the S&P Target Date 2030 Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs that were not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a

DECEMBER 31, 2017	JPMORGAN SMARTRETIREMENT FUNDS	11

JPMorgan SmartRetirement® 2030 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2017 (Unaudited) (continued)

result of the change. The Lipper Mixed-Asset Target 2030 Funds Index is an index based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot directly invest in an index.

Class R5 Shares do not have a minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

12	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2017

JPMorgan SmartRetirement® 2035 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2017 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2017

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	July 31, 2007
With Sales Charge**		4.75%	14.73%	9.42%	5.97%
Without Sales Charge		9.66	20.15	10.44	6.46
CLASS C SHARES	July 31, 2007
With CDSC***		8.28	18.37	9.72	5.80
Without CDSC		9.28	19.37	9.72	5.80
CLASS I SHARES	July 31, 2007	9.73	20.24	10.55	6.60
CLASS R2 SHARES	November 3, 2008	9.47	19.71	10.15	6.20
CLASS R3 SHARES	September 9, 2016	9.58	19.89	10.38	6.43
CLASS R4 SHARES	September 9, 2016	9.74	20.25	10.54	6.60
CLASS R5 SHARES	July 31, 2007	9.78	20.42	10.71	6.75
CLASS R6 SHARES	November 3, 2014	9.84	20.54	10.77	6.78

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/07 TO 12/31/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares. Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class A Shares. Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R4 Shares would have been lower than those shown because Class R4 Shares have higher expenses than Class I Shares. Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan SmartRetirement 2035 Fund, the S&P Target

Date 2035 Index and the Lipper Mixed-Asset Target 2035 Funds Average from December 31, 2007 to December 31, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2035 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund (except prior to June 1, 2017, the S&P Target Date 2035 Index was previously adjusted to remove the impact of ETF fees) and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. The performance of the Lipper Mixed-Asset Target 2035 Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2035 Index was comprised of exchange traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date 2035 Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2035 Index was discontinued. As a result, performance for the S&P Target Date 2035 Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs that were not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a

DECEMBER 31, 2017	JPMORGAN SMARTRETIREMENT FUNDS	13

JPMorgan SmartRetirement® 2035 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2017 (Unaudited) (continued)

result of the change. Investors cannot directly invest in an index. The Lipper Mixed-Asset Target 2035 Funds Average is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

14	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2017

JPMorgan SmartRetirement® 2040 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2017 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2017

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	May 15, 2006
With Sales Charge**		5.34%	16.08%	9.90%	6.17%
Without Sales Charge		10.31	21.56	10.92	6.66
CLASS C SHARES	May 15, 2006
With CDSC***		9.00	19.81	10.20	6.00
Without CDSC		10.00	20.81	10.20	6.00
CLASS I SHARES	May 15, 2006	10.39	21.74	11.03	6.79
CLASS R2 SHARES	November 3, 2008	10.15	21.12	10.61	6.40
CLASS R3 SHARES	September 9, 2016	10.23	21.35	10.87	6.63
CLASS R4 SHARES	September 9, 2016	10.41	21.71	11.02	6.78
CLASS R5 SHARES	May 15, 2006	10.43	21.83	11.17	6.95
CLASS R6 SHARES	November 3, 2014	10.49	21.95	11.23	6.97

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/07 TO 12/31/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares. Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class A Shares. Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R4 Shares would have been lower than those shown because Class R4 Shares have higher expenses than Class I Shares. Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $10,000 invested in Class R5 Shares of the JPMorgan SmartRetirement 2040 Fund, the S&P Target Date

2040 Index and the Lipper Mixed-Asset Target 2040 Funds Average from December 31, 2007 to December 31, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2040 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund (except prior to June 1, 2017, the S&P Target Date 2040 Index was previously adjusted to remove the impact of ETF fees) and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. The performance of the Lipper Mixed-Asset Target 2040 Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2040 Index was comprised of exchange traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date 2040 Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2040 Index was discontinued. As a result, performance for the S&P Target Date 2040 Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs that were not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. Investors cannot directly invest in an index. The Lipper

DECEMBER 31, 2017	JPMORGAN SMARTRETIREMENT FUNDS	15

JPMorgan SmartRetirement® 2040 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2017 (Unaudited) (continued)

Mixed-Asset Target 2040 Funds Average is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

Class R5 Shares do not have a minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

16	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2017

JPMorgan SmartRetirement® 2045 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2017 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2017
	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	July 31, 2007
With Sales Charge**		5.46%	16.28%	9.94%	6.38%
Without Sales Charge		10.45	21.75	10.96	6.88
CLASS C SHARES	July 31, 2007
With CDSC***		9.09	19.96	10.24	6.21
Without CDSC		10.09	20.96	10.24	6.21
CLASS I SHARES	July 31, 2007	10.48	21.87	11.07	7.01
CLASS R2 SHARES	November 3, 2008	10.22	21.34	10.64	6.62
CLASS R3 SHARES	September 9, 2016	10.36	21.59	10.90	6.85
CLASS R4 SHARES	September 9, 2016	10.49	21.88	11.05	7.00
CLASS R5 SHARES	July 31, 2007	10.53	22.05	11.22	7.16
CLASS R6 SHARES	November 3, 2014	10.64	22.17	11.27	7.19

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/07 TO 12/31/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares. Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class A Shares. Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R4 Shares would have been lower than those shown because Class R4 Shares have higher expenses than Class I Shares. Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $10,000 invested in Class R5 Shares of the JPMorgan SmartRetirement 2045 Fund, the S&P Target Date

2045 Index and the Lipper Mixed-Asset Target 2045 Funds Average from December 31, 2007 to December 31, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2045 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund (except prior to June 1, 2017, the S&P Target Date 2045 Index was previously adjusted to remove the impact of ETF fees) and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. The performance of the Lipper Mixed-Asset Target 2045 Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2045 Index was comprised of exchange traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date 2045 Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2045 Index was discontinued. As a result, performance for the S&P Target Date 2045 Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs that were not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a

DECEMBER 31, 2017	JPMORGAN SMARTRETIREMENT FUNDS	17

JPMorgan SmartRetirement® 2045 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2017 (Unaudited) (continued)

result of the change. Investors cannot directly invest in an index. The Lipper Mixed-Asset Target 2045 Funds Average is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

Class R5 Shares do not have a minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

18	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2017

JPMorgan SmartRetirement® 2050 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2017 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2017

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	July 31, 2007
With Sales Charge**		5.52%	16.31%	9.94%	6.38%
Without Sales Charge		10.47	21.80	10.95	6.87
CLASS C SHARES	July 31, 2007
With CDSC***		9.12	20.02	10.22	6.21
Without CDSC		10.12	21.02	10.22	6.21
CLASS I SHARES	July 31, 2007	10.55	21.91	11.06	7.01
CLASS R2 SHARES	November 3, 2008	10.24	21.27	10.63	6.61
CLASS R3 SHARES	September 9, 2016	10.39	21.53	10.89	6.84
CLASS R4 SHARES	September 9, 2016	10.49	21.85	11.05	7.00
CLASS R5 SHARES	July 31, 2007	10.65	22.08	11.21	7.16
CLASS R6 SHARES	November 3, 2014	10.65	22.13	11.27	7.19

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/07 TO 12/31/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares. Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class A Shares. Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R4 Shares would have been lower than those shown because Class R4 Shares have higher expenses than Class I Shares. Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $10,000 invested in Class R5 Shares of the JPMorgan SmartRetirement 2050 Fund, the S&P Target Date

2050 Index and the Lipper Mixed-Asset Target 2050 Funds Average from December 31, 2007 to December 31, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2050 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund (except prior to June 1, 2017, the S&P Target Date 2050 Index was previously adjusted to remove the impact of ETF fees) and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. The performance of the Lipper Mixed-Asset Target 2050 Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2050 Index was comprised of exchange traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date 2050 Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2050 Index was discontinued. As a result, performance for the S&P Target Date 2050 Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs that were not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a

DECEMBER 31, 2017	JPMORGAN SMARTRETIREMENT FUNDS	19

JPMorgan SmartRetirement® 2050 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2017 (Unaudited) (continued)

result of the change. Investors cannot directly invest in an index. The Lipper Mixed-Asset Target 2050 Funds Average is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

Class R5 Shares do not have a minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

20	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2017

JPMorgan SmartRetirement® 2055 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2017 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2017

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	January 31, 2012
With Sales Charge**		5.43%	16.19%	9.95%	10.32%
Without Sales Charge		10.40	21.69	10.96	11.19
CLASS C SHARES	January 31, 2012
With CDSC***		9.11	19.95	10.25	10.48
Without CDSC		10.11	20.95	10.25	10.48
CLASS I SHARES	January 31, 2012	10.49	21.83	11.08	11.31
CLASS R2 SHARES	January 31, 2012	10.20	21.29	10.66	10.90
CLASS R3 SHARES	September 9, 2016	10.33	21.50	10.92	11.15
CLASS R4 SHARES	September 9, 2016	10.49	21.86	11.08	11.30
CLASS R5 SHARES	January 31, 2012	10.54	22.01	11.24	11.46
CLASS R6 SHARES	November 3, 2014	10.59	22.12	11.30	11.51

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (1/31/12 TO 12/31/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on January 31, 2012.

Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class A Shares. Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual return for Class R4 Shares would have been lower than those shown because Class R4 Shares have higher expenses than Class I Shares. Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan SmartRetirement 2055 Fund, the S&P Target Date 2055 Index and the Lipper Mixed-Asset Target 2055+ Funds Average from January 31, 2012 to December 31, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2055 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund (except prior to June 1, 2017, the S&P Target Date 2055 Index was previously adjusted to remove the impact of ETF fees) and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. The performance of the Lipper Mixed-Asset Target 2055+ Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2055 Index was comprised of exchange traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date 2055 Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2055 Index was discontinued. As a result, performance for the S&P Target Date 2055 Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs that were not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. Investors cannot directly invest in an index. The Lipper Mixed-Asset

DECEMBER 31, 2017	JPMORGAN SMARTRETIREMENT FUNDS	21

JPMorgan SmartRetirement® 2055 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2017 (Unaudited) (continued)

Target 2055+ Funds Average is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

22	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2017

JPMorgan SmartRetirement® 2060 Fund

FUND COMMENTARY

PERIOD ENDED DECEMBER 31, 2017 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2017

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	SINCE INCEPTION
CLASS A SHARES	August 31, 2016
With Sales Charge**		5.46%	16.12%	13.33%
Without Sales Charge		10.42	21.59	17.33
CLASS C SHARES	August 31, 2016
With CDSC***		9.04	19.84	16.60
Without CDSC		10.04	20.84	16.60
CLASS I SHARES	August 31, 2016	10.50	21.84	17.50
CLASS R2 SHARES	August 31, 2016	10.18	21.22	16.94
CLASS R3 SHARES	September 9, 2016	10.34	21.43	17.17
CLASS R4 SHARES	September 9, 2016	10.46	21.76	17.47
CLASS R5 SHARES	August 31, 2016	10.58	21.93	17.60
CLASS R6 SHARES	August 31, 2016	10.61	22.07	17.77

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (8/31/16 TO 12/31/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on August 31, 2016.

Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class A Shares. Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual return for Class R4 Shares would have been lower than those shown because Class R4 Shares have higher expenses than Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan SmartRetirement 2060 Fund, the S&P Target Date 2060+ Index and the Lipper Mixed-Asset Target 2055+ Funds index from August 31, 2016 to December 31, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2060+ Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund (except prior to June 1, 2017, the S&P Target Date 2060+ Index was previously adjusted to remove the impact of ETF fees) and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. The performance of the Lipper Mixed-Asset Target 2055+ Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2060+ Index was comprised of exchange traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1. 2017, the S&P Target Date 2060+ Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2060+ Index was discontinued. As a result, performance for the S&P Target Date 2060+ Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs that were not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. The Lipper Mixed-Asset Target 2055+ Funds Index is an index based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot directly invest in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these

DECEMBER 31, 2017	JPMORGAN SMARTRETIREMENT FUNDS	23

JPMorgan SmartRetirement® 2060 Fund

FUND COMMENTARY

PERIOD ENDED DECEMBER 31, 2017 (Unaudited) (continued)

waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

24	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2017

JPMorgan SmartRetirement Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)
Exchange Traded Fund — 2.5%
	Fixed Income — 2.5%
956,740	iShares TIPS Bond Fund (Cost $106,695,605)	109,144,899

Investment Companies — 90.1% (b)
	Alternative Assets — 4.0%
8,019,525	JPMorgan Commodities Strategy Fund, Class R6 Shares	74,421,192
7,554,511	JPMorgan Realty Income Fund, Class R6 Shares	100,550,537

	Total Alternative Assets	174,971,729

	Fixed Income — 51.6%
82,554,415	JPMorgan Core Bond Fund, Class R6 Shares	956,805,669
55,787,993	JPMorgan Core Plus Bond Fund, Class R6 Shares	461,924,579
7,838,597	JPMorgan Corporate Bond Fund, Class R6 Shares	77,602,111
12,435,177	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	104,082,435
5,515,750	JPMorgan Emerging Markets Strategic Debt Fund, Class R6 Shares	46,718,399
12,430,389	JPMorgan Floating Rate Income Fund, Class R6 Shares	116,597,048
33,898,979	JPMorgan High Yield Fund, Class R6 Shares	251,191,432
22,305,104	JPMorgan Inflation Managed Bond Fund, Class R6 Shares	229,073,420

	Total Fixed Income	2,243,995,093

	International Equity — 12.6%
4,362,463	JPMorgan Emerging Economies Fund, Class R6 Shares	65,218,816
2,956,050	JPMorgan Emerging Markets Equity Fund, Class R6 Shares	88,474,571
7,237,534	JPMorgan International Equity Fund, Class R6 Shares	132,664,001
6,852,049	JPMorgan International Research Enhanced Equity Fund, Class R6 Shares	129,435,201
5,924,395	JPMorgan Intrepid International Fund, Class R6 Shares	133,535,863

	Total International Equity	549,328,452

	U.S. Equity — 21.9%
6,116,347	JPMorgan Growth Advantage Fund, Class R6 Shares (a)	126,302,567

SHARES	SECURITY DESCRIPTION	VALUE($)

	U.S. Equity — continued
2,770,619	JPMorgan Intrepid America Fund, Class R6 Shares	111,378,903
1,283,801	JPMorgan Mid Cap Equity Fund, Class R6 Shares	65,255,627
369,321	JPMorgan Small Cap Equity Fund, Class R6 Shares	21,165,807
809,691	JPMorgan Small Cap Growth Fund, Class R6 Shares (a)	14,890,212
392,999	JPMorgan Small Cap Value Fund, Class R6 Shares	12,045,423
10,615,451	JPMorgan U.S. Equity Fund, Class R6 Shares	173,350,313
10,715,389	JPMorgan U.S. Research Enhanced Equity Fund, Class R6 Shares	303,138,343
3,492,818	JPMorgan Value Advantage Fund, Class R6 Shares	125,671,590

	Total U.S. Equity	953,198,785

	Total Investment Companies (Cost $3,370,881,639)	3,921,494,059

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.3%
15,440,000	U.S. Treasury Notes, 0.75%, 01/31/2018 (k) (Cost $15,437,378)	15,434,118

SHARES
Short-Term Investment — 8.5%
	Investment Company — 8.5%
368,337,674	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 1.14% (b) (l) (Cost $368,337,674)	368,337,674

	Total Investments — 101.4% (Cost $3,861,352,296)	4,414,410,750
	Liabilities in Excess of Other Assets — (1.4)%	(61,185,707)

	NET ASSETS — 100.0%	$4,353,225,043

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	JPMORGAN SMARTRETIREMENT FUNDS	25

JPMorgan SmartRetirement Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (Unaudited) (continued)

Futures contracts outstanding as of December 31, 2017:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
Australia 10 Year Bond	449	03/2018	AUD	45,248,187	(348,466)
EURO STOXX 50 Index	1,130	03/2018	EUR	47,238,137	(1,308,705)
MSCI Emerging Markets E-Mini Index	804	03/2018	USD	46,780,740	1,917,841
S&P 500 E-Mini Index	223	03/2018	USD	29,837,400	376,417
TOPIX Index	332	03/2018	JPY	53,394,356	1,203,904
U.S. Treasury 10 Year Note	865	03/2018	USD	107,273,516	(319,513)

					1,521,478

Short Contracts
Euro-Bund	(355)	03/2018	EUR	(68,867,070)	788,079
FTSE 100 Index	(114)	03/2018	GBP	(11,711,433)	(425,695)
U.S. Treasury 2 Year Note	(727)	03/2018	USD	(155,646,156)	237,057
U.S. Treasury 5 Year Note	(201)	03/2018	USD	(23,345,836)	67,101

					666,542

					2,188,020

SEE NOTES TO FINANCIAL STATEMENTS.

26	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2017

JPMorgan SmartRetirement 2020 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)
Exchange Traded Fund — 1.3%
	Fixed Income — 1.3%
815,408	iShares TIPS Bond Fund (Cost $91,340,441)	93,021,745

Investment Companies — 98.6% (b)
	Alternative Assets — 3.8%
5,424,335	JPMorgan Commodities Strategy Fund, Class R6 Shares	50,337,830
16,869,420	JPMorgan Realty Income Fund, Class R6 Shares	224,531,984

	Total Alternative Assets	274,869,814

	Fixed Income — 48.1%
142,106,033	JPMorgan Core Bond Fund, Class R6 Shares	1,647,008,927
94,978,025	JPMorgan Core Plus Bond Fund, Class R6 Shares	786,418,049
13,344,664	JPMorgan Corporate Bond Fund, Class R6 Shares	132,112,171
19,258,759	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	161,195,814
7,691,339	JPMorgan Emerging Markets Strategic Debt Fund, Class R6 Shares	65,145,639
10,144,547	JPMorgan Floating Rate Income Fund, Class R6 Shares	95,155,853
51,312,709	JPMorgan High Yield Fund, Class R6 Shares	380,227,170
18,332,870	JPMorgan Inflation Managed Bond Fund, Class R6 Shares	188,278,573

	Total Fixed Income	3,455,542,196

	International Equity — 17.2%
10,244,235	JPMorgan Emerging Economies Fund, Class R6 Shares	153,151,318
6,167,106	JPMorgan Emerging Markets Equity Fund, Class R6 Shares	184,581,476
16,883,058	JPMorgan International Equity Fund, Class R6 Shares	309,466,456
14,974,017	JPMorgan International Research Enhanced Equity Fund, Class R6 Shares	282,859,179
13,468,155	JPMorgan Intrepid International Fund, Class R6 Shares	303,572,222

	Total International Equity	1,233,630,651

	U.S. Equity — 29.5%
14,039,491	JPMorgan Growth Advantage Fund, Class R6 Shares (a)	289,915,484

SHARES	SECURITY DESCRIPTION	VALUE($)

	U.S. Equity — continued
7,275,798	JPMorgan Intrepid America Fund, Class R6 Shares	292,487,074
2,815,140	JPMorgan Mid Cap Equity Fund, Class R6 Shares	143,093,562
646,356	JPMorgan Small Cap Equity Fund, Class R6 Shares	37,042,656
1,988,760	JPMorgan Small Cap Growth Fund, Class R6 Shares (a)	36,573,301
1,499,643	JPMorgan Small Cap Value Fund, Class R6 Shares	45,964,065
24,464,240	JPMorgan U.S. Equity Fund, Class R6 Shares	399,501,042
21,011,273	JPMorgan U.S. Research Enhanced Equity Fund, Class R6 Shares	594,408,903
7,840,929	JPMorgan Value Advantage Fund, Class R6 Shares	282,116,617

	Total U.S. Equity	2,121,102,704

	Total Investment Companies (Cost $6,076,538,763)	7,085,145,365

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.5%
34,235,000	U.S. Treasury Notes, 0.75%, 01/31/2018 (k) (Cost $34,231,553)	34,221,958

SHARES
Short-Term Investment — 0.8%
	Investment Company — 0.8%
54,801,915	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 1.14% (b) (l) (Cost $54,801,915)	54,801,915

	Total Investments — 101.2% (Cost $6,256,912,672)	7,267,190,983
	Liabilities in Excess of Other Assets — (1.2)%	(84,191,847)

	NET ASSETS — 100.0%	$7,182,999,136

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	JPMORGAN SMARTRETIREMENT FUNDS	27

JPMorgan SmartRetirement 2020 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (Unaudited) (continued)

Futures contracts outstanding as of December 31, 2017:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
Australia 10 Year Bond	732	03/2018	AUD	73,767,645	(568,118)
EURO STOXX 50 Index	1,798	03/2018	EUR	75,162,983	(2,082,340)
MSCI Emerging Markets E-Mini Index	1,078	03/2018	USD	62,723,430	2,593,494
S&P 500 E-Mini Index	450	03/2018	USD	60,210,000	759,587
TOPIX Index	535	03/2018	JPY	86,042,111	1,941,646
U.S. Treasury 10 Year Note	1,601	03/2018	USD	198,549,016	(591,367)

					2,052,902

Short Contracts
Euro-Bund	(579)	03/2018	EUR	(112,321,221)	1,285,358
FTSE 100 Index	(184)	03/2018	GBP	(18,902,664)	(687,087)
U.S. Treasury 2 Year Note	(1,185)	03/2018	USD	(253,701,094)	386,400
U.S. Treasury 5 Year Note	(516)	03/2018	USD	(59,932,594)	172,260

					1,156,931

					3,209,833

SEE NOTES TO FINANCIAL STATEMENTS.

28	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2017

JPMorgan SmartRetirement 2025 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)
Exchange Traded Fund — 0.2%
	Fixed Income — 0.2%
122,149	iShares TIPS Bond Fund (Cost $13,895,011)	13,934,758

Investment Companies — 98.9% (b)
	Alternative Assets — 3.6%
746,763	JPMorgan Commodities Strategy Fund, Class R6 Shares	6,929,964
20,534,852	JPMorgan Realty Income Fund, Class R6 Shares	273,318,875

	Total Alternative Assets	280,248,839

	Fixed Income — 39.8%
137,058,929	JPMorgan Core Bond Fund, Class R6 Shares	1,588,512,989
92,842,454	JPMorgan Core Plus Bond Fund, Class R6 Shares	768,735,520
12,842,570	JPMorgan Corporate Bond Fund, Class R6 Shares	127,141,443
16,694,732	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	139,734,904
8,945,662	JPMorgan Emerging Markets Strategic Debt Fund, Class R6 Shares	75,769,756
1,521,551	JPMorgan Floating Rate Income Fund, Class R6 Shares	14,272,147
49,143,881	JPMorgan High Yield Fund, Class R6 Shares	364,156,161
2,744,199	JPMorgan Inflation Managed Bond Fund, Class R6 Shares	28,182,920

	Total Fixed Income	3,106,505,840

	International Equity — 20.7%
12,956,089	JPMorgan Emerging Economies Fund, Class R6 Shares	193,693,525
8,277,352	JPMorgan Emerging Markets Equity Fund, Class R6 Shares	247,741,159
21,758,072	JPMorgan International Equity Fund, Class R6 Shares	398,825,464
20,373,644	JPMorgan International Research Enhanced Equity Fund, Class R6 Shares	384,858,132
17,388,559	JPMorgan Intrepid International Fund, Class R6 Shares	391,938,122

	Total International Equity	1,617,056,402

	U.S. Equity — 34.8%
18,848,864	JPMorgan Growth Advantage Fund, Class R6 Shares (a)	389,229,040
9,665,885	JPMorgan Intrepid America Fund, Class R6 Shares	388,568,561

SHARES	SECURITY DESCRIPTION	VALUE($)

	U.S. Equity — continued
4,004,396	JPMorgan Mid Cap Equity Fund, Class R6 Shares	203,543,470
967,008	JPMorgan Small Cap Equity Fund, Class R6 Shares	55,419,205
3,166,625	JPMorgan Small Cap Growth Fund, Class R6 Shares (a)	58,234,233
1,744,071	JPMorgan Small Cap Value Fund, Class R6 Shares	53,455,781
31,469,365	JPMorgan U.S. Equity Fund, Class R6 Shares	513,894,734
23,257,324	JPMorgan U.S. Research Enhanced Equity Fund, Class R6 Shares	657,949,691
10,802,500	JPMorgan Value Advantage Fund, Class R6 Shares	388,673,958

	Total U.S. Equity	2,708,968,673

	Total Investment Companies (Cost $6,678,065,366)	7,712,779,754

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.4%
32,198,000	U.S. Treasury Notes, 0.75%, 01/31/2018 (k) (Cost $32,194,765)	32,185,734

SHARES
Short-Term Investment — 0.8%
	Investment Company — 0.8%
59,880,260	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 1.14% (b) (l) (Cost $59,880,260)	59,880,260

	Total Investments — 100.3% (Cost $6,784,035,402)	7,818,780,506
	Liabilities in Excess of Other Assets — (0.3)%	(19,888,151)

	NET ASSETS — 100.0%	$7,798,892,355

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	JPMORGAN SMARTRETIREMENT FUNDS	29

JPMorgan SmartRetirement 2025 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (Unaudited) (continued)

Futures contracts outstanding as of December 31, 2017:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
Australia 10 Year Bond	779	03/2018	AUD	78,504,092	(604,593)
EURO STOXX 50 Index	1,863	03/2018	EUR	77,880,221	(2,157,626)
MSCI Emerging Markets E-Mini Index	1,370	03/2018	USD	79,713,450	3,267,964
S&P 500 E-Mini Index	1,430	03/2018	USD	191,334,000	2,413,797
TOPIX Index	635	03/2018	JPY	102,124,748	2,236,684
U.S. Treasury 10 Year Note	1,648	03/2018	USD	204,377,750	(608,728)

					4,547,498

Short Contracts
Euro-Bund	(616)	03/2018	EUR	(119,498,916)	1,367,494
FTSE 100 Index	(195)	03/2018	GBP	(20,032,714)	(728,160)
U.S. Treasury 2 Year Note	(1,355)	03/2018	USD	(290,097,031)	441,833
U.S. Treasury 5 Year Note	(268)	03/2018	USD	(31,127,781)	89,469

					1,170,636

					5,718,134

SEE NOTES TO FINANCIAL STATEMENTS.

30	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2017

JPMorgan SmartRetirement 2030 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)
Investment Companies — 99.7% (b)
	Alternative Assets — 4.0%
25,599,723	JPMorgan Realty Income Fund, Class R6 Shares	340,732,310

	Fixed Income — 30.5%
102,824,219	JPMorgan Core Bond Fund, Class R6 Shares	1,191,732,700
76,126,474	JPMorgan Core Plus Bond Fund, Class R6 Shares	630,327,201
10,500,528	JPMorgan Corporate Bond Fund, Class R6 Shares	103,955,224
20,501,377	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	171,596,528
10,257,648	JPMorgan Emerging Markets Strategic Debt Fund, Class R6 Shares	86,882,282
53,788,779	JPMorgan High Yield Fund, Class R6 Shares	398,574,852

	Total Fixed Income	2,583,068,787

	International Equity — 24.4%
16,815,072	JPMorgan Emerging Economies Fund, Class R6 Shares	251,385,332
10,434,096	JPMorgan Emerging Markets Equity Fund, Class R6 Shares	312,292,488
27,584,945	JPMorgan International Equity Fund, Class R6 Shares	505,632,033
25,664,126	JPMorgan International Research Enhanced Equity Fund, Class R6 Shares	484,795,342
22,557,271	JPMorgan Intrepid International Fund, Class R6 Shares	508,440,887

	Total International Equity	2,062,546,082

	U.S. Equity — 40.8%
24,368,434	JPMorgan Growth Advantage Fund, Class R6 Shares (a)	503,208,165
11,808,135	JPMorgan Intrepid America Fund, Class R6 Shares	474,687,017
5,783,933	JPMorgan Mid Cap Equity Fund, Class R6 Shares	293,997,301
1,201,357	JPMorgan Small Cap Equity Fund, Class R6 Shares	68,849,776

SHARES	SECURITY DESCRIPTION	VALUE($)

	U.S. Equity — continued
3,949,832	JPMorgan Small Cap Growth Fund, Class R6 Shares (a)	72,637,405
1,652,682	JPMorgan Small Cap Value Fund, Class R6 Shares	50,654,705
40,540,367	JPMorgan U.S. Equity Fund, Class R6 Shares	662,024,201
29,197,543	JPMorgan U.S. Research Enhanced Equity Fund, Class R6 Shares	825,998,480
13,956,936	JPMorgan Value Advantage Fund, Class R6 Shares	502,170,564

	Total U.S. Equity	3,454,227,614

	Total Investment Companies (Cost $6,997,868,280)	8,440,574,793

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.9%
68,486,000	U.S. Treasury Notes, 0.75%, 01/31/2018 (k) (Cost $68,479,077)	68,459,910

SHARES
Short-Term Investment — 1.2%
	Investment Company — 1.2%
105,085,579	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 1.14% (b) (l) (Cost $105,085,579)	105,085,579

	Total Investments — 101.8% (Cost $7,171,432,936)	8,614,120,282
	Liabilities in Excess of Other Assets — (1.8)%	(148,494,663)

	NET ASSETS — 100.0%	$8,465,625,619

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	JPMORGAN SMARTRETIREMENT FUNDS	31

JPMorgan SmartRetirement 2030 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (Unaudited) (continued)

Futures contracts outstanding as of December 31, 2017:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
Australia 10 Year Bond	1,711	03/2018	AUD	172,426,832	(1,327,906)
EURO STOXX 50 Index	4,094	03/2018	EUR	171,144,190	(4,741,445)
MSCI Emerging Markets E-Mini Index	3,155	03/2018	USD	183,573,675	7,525,859
S&P 500 E-Mini Index	2,581	03/2018	USD	345,337,800	4,356,651
TOPIX Index	1,390	03/2018	JPY	223,548,661	4,895,972
U.S. Treasury 10 Year Note	3,471	03/2018	USD	430,458,234	(1,282,107)

					9,427,024

Short Contracts
Euro-Bund	(1,352)	03/2018	EUR	(262,276,841)	3,001,370
FTSE 100 Index	(425)	03/2018	GBP	(43,661,044)	(1,587,018)
U.S. Treasury 2 Year Note	(2,899)	03/2018	USD	(620,657,781)	945,294
U.S. Treasury 5 Year Note	(337)	03/2018	USD	(39,142,024)	112,503

					2,472,149

					11,899,173

SEE NOTES TO FINANCIAL STATEMENTS.

32	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2017

JPMorgan SmartRetirement 2035 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)
Investment Companies — 99.3% (b)
	Alternative Assets — 4.5%
21,770,356	JPMorgan Realty Income Fund, Class R6 Shares	289,763,445

	Fixed Income — 22.7%
51,528,278	JPMorgan Core Bond Fund, Class R6 Shares	597,212,743
40,641,843	JPMorgan Core Plus Bond Fund, Class R6 Shares	336,514,462
5,581,892	JPMorgan Corporate Bond Fund, Class R6 Shares	55,260,731
15,352,666	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	128,501,815
6,635,372	JPMorgan Emerging Markets Strategic Debt Fund, Class R6 Shares	56,201,598
37,528,406	JPMorgan High Yield Fund, Class R6 Shares	278,085,485

	Total Fixed Income	1,451,776,834

	International Equity — 27.3%
14,827,900	JPMorgan Emerging Economies Fund, Class R6 Shares	221,677,099
9,011,057	JPMorgan Emerging Markets Equity Fund, Class R6 Shares	269,700,929
23,183,072	JPMorgan International Equity Fund, Class R6 Shares	424,945,712
21,992,168	JPMorgan International Research Enhanced Equity Fund, Class R6 Shares	415,432,060
18,407,242	JPMorgan Intrepid International Fund, Class R6 Shares	414,899,227

	Total International Equity	1,746,655,027

	U.S. Equity — 44.8%
20,327,478	JPMorgan Growth Advantage Fund, Class R6 Shares (a)	419,762,420
10,158,896	JPMorgan Intrepid America Fund, Class R6 Shares	408,387,616
4,510,400	JPMorgan Mid Cap Equity Fund, Class R6 Shares	229,263,643
1,021,755	JPMorgan Small Cap Equity Fund, Class R6 Shares	58,556,792

SHARES	SECURITY DESCRIPTION	VALUE($)

	U.S. Equity — continued
2,920,923	JPMorgan Small Cap Growth Fund, Class R6 Shares (a)	53,715,774
1,758,107	JPMorgan Small Cap Value Fund, Class R6 Shares	53,885,993
33,758,411	JPMorgan U.S. Equity Fund, Class R6 Shares	551,274,855
24,280,407	JPMorgan U.S. Research Enhanced Equity Fund, Class R6 Shares	686,892,721
11,265,888	JPMorgan Value Advantage Fund, Class R6 Shares	405,346,635

	Total U.S. Equity	2,867,086,449

	Total Investment Companies (Cost $5,342,193,184)	6,355,281,755

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.8%
50,222,000	U.S. Treasury Notes, 0.75%, 01/31/2018 (k) (Cost $50,216,935)	50,202,868

SHARES
Short-Term Investment — 0.9%
	Investment Company — 0.9%
56,125,998	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 1.14% (b) (l) (Cost $56,125,998)	56,125,998

	Total Investments — 101.0% (Cost $5,448,536,117)	6,461,610,621
	Liabilities in Excess of Other Assets — (1.0)%	(61,463,945)

	NET ASSETS — 100.0%	$6,400,146,676

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	JPMORGAN SMARTRETIREMENT FUNDS	33

JPMorgan SmartRetirement 2035 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (Unaudited) (continued)

Futures contracts outstanding as of December 31, 2017:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
Australia 10 Year Bond	1,277	03/2018	AUD	128,690,277	(991,077)
EURO STOXX 50 Index	3,014	03/2018	EUR	125,996,236	(3,490,650)
MSCI Emerging Markets E-Mini Index	2,203	03/2018	USD	128,181,555	5,254,985
S&P 500 E-Mini Index	1,837	03/2018	USD	245,790,600	3,100,801
TOPIX Index	1,037	03/2018	JPY	166,776,951	3,652,634
U.S. Treasury 10 Year Note	2,697	03/2018	USD	334,470,141	(999,294)

					6,527,399

Short Contracts
Euro-Bund	(1,009)	03/2018	EUR	(195,737,672)	2,239,929
FTSE 100 Index	(316)	03/2018	GBP	(32,463,271)	(1,179,998)
U.S. Treasury 2 Year Note	(2,201)	03/2018	USD	(471,220,344)	717,693
U.S. Treasury 5 Year Note	(118)	03/2018	USD	(13,705,516)	39,393

					1,817,017

					8,344,416

SEE NOTES TO FINANCIAL STATEMENTS.

34	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2017

JPMorgan SmartRetirement 2040 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)
Investment Companies — 100.0% (b)
	Alternative Assets — 5.2%
24,852,768	JPMorgan Realty Income Fund, Class R6 Shares	330,790,335

	Fixed Income — 15.6%
28,468,961	JPMorgan Core Bond Fund, Class R6 Shares	329,955,260
24,966,394	JPMorgan Core Plus Bond Fund, Class R6 Shares	206,721,739
3,504,954	JPMorgan Corporate Bond Fund, Class R6 Shares	34,699,047
13,509,072	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	113,070,932
5,817,389	JPMorgan Emerging Markets Strategic Debt Fund, Class R6 Shares	49,273,281
35,895,198	JPMorgan High Yield Fund, Class R6 Shares	265,983,420

	Total Fixed Income	999,703,679

	International Equity — 29.9%
15,606,454	JPMorgan Emerging Economies Fund, Class R6 Shares	233,316,485
10,057,253	JPMorgan Emerging Markets Equity Fund, Class R6 Shares	301,013,582
25,233,347	JPMorgan International Equity Fund, Class R6 Shares	462,527,242
24,226,698	JPMorgan International Research Enhanced Equity Fund, Class R6 Shares	457,642,319
20,569,368	JPMorgan Intrepid International Fund, Class R6 Shares	463,633,551

	Total International Equity	1,918,133,179

	U.S. Equity — 49.3%
22,395,929	JPMorgan Growth Advantage Fund, Class R6 Shares (a)	462,475,939
11,364,958	JPMorgan Intrepid America Fund, Class R6 Shares	456,871,305
4,648,026	JPMorgan Mid Cap Equity Fund, Class R6 Shares	236,259,150
1,142,138	JPMorgan Small Cap Equity Fund, Class R6 Shares	65,455,946

SHARES	SECURITY DESCRIPTION	VALUE($)

	U.S. Equity — continued
3,799,383	JPMorgan Small Cap Growth Fund, Class R6 Shares (a)	69,870,661
2,083,200	JPMorgan Small Cap Value Fund, Class R6 Shares	63,850,085
36,360,682	JPMorgan U.S. Equity Fund, Class R6 Shares	593,769,941
26,906,721	JPMorgan U.S. Research Enhanced Equity Fund, Class R6 Shares	761,191,140
12,437,297	JPMorgan Value Advantage Fund, Class R6 Shares	447,493,950

	Total U.S. Equity	3,157,238,117

	Total Investment Companies (Cost $5,159,789,780)	6,405,865,310

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.7%
49,734,000	U.S. Treasury Notes, 0.75%, 01/31/2018 (k) (Cost $49,728,983)	49,715,054

SHARES
Short-Term Investment — 1.4%
	Investment Company — 1.4%
86,524,016	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 1.14% (b) (l) (Cost $86,524,016)	86,524,016

	Total Investments — 102.1% (Cost $5,296,042,779)	6,542,104,380
	Liabilities in Excess of Other Assets — (2.1)%	(136,368,086)

	NET ASSETS — 100.0%	$6,405,736,294

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	JPMORGAN SMARTRETIREMENT FUNDS	35

JPMorgan SmartRetirement 2040 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (Unaudited) (continued)

Futures contracts outstanding as of December 31, 2017:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
Australia 10 Year Bond	1,294	03/2018	AUD	130,403,461	(1,004,277)
EURO STOXX 50 Index	3,067	03/2018	EUR	128,211,830	(3,552,039)
MSCI Emerging Markets E-Mini Index	2,267	03/2018	USD	131,905,395	5,407,647
S&P 500 E-Mini Index	1,942	03/2018	USD	259,839,600	3,278,038
TOPIX Index	1,049	03/2018	JPY	168,706,867	3,694,899
U.S. Treasury 10 Year Note	2,741	03/2018	USD	339,926,828	(1,012,461)

					6,811,807

Short Contracts
Euro-Bund	(1,022)	03/2018	EUR	(198,259,565)	2,268,788
FTSE 100 Index	(320)	03/2018	GBP	(32,874,198)	(1,194,934)
U.S. Treasury 2 Year Note	(2,149)	03/2018	USD	(460,087,469)	683,550
U.S. Treasury 5 Year Note	(171)	03/2018	USD	(19,861,383)	57,086

					1,814,490

					8,626,297

SEE NOTES TO FINANCIAL STATEMENTS.

36	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2017

JPMorgan SmartRetirement 2045 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)
Investment Companies — 99.1% (b)
	Alternative Assets — 5.1%
16,564,586	JPMorgan Realty Income Fund, Class R6 Shares	220,474,642

	Fixed Income — 13.9%
14,699,534	JPMorgan Core Bond Fund, Class R6 Shares	170,367,597
14,400,396	JPMorgan Core Plus Bond Fund, Class R6 Shares	119,235,282
2,045,471	JPMorgan Corporate Bond Fund, Class R6 Shares	20,250,161
9,409,703	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	78,759,211
3,645,503	JPMorgan Emerging Markets Strategic Debt Fund, Class R6 Shares	30,877,412
23,477,072	JPMorgan High Yield Fund, Class R6 Shares	173,965,103

	Total Fixed Income	593,454,766

	International Equity — 30.4%
11,109,361	JPMorgan Emerging Economies Fund, Class R6 Shares	166,084,950
6,699,378	JPMorgan Emerging Markets Equity Fund, Class R6 Shares	200,512,369
16,960,220	JPMorgan International Equity Fund, Class R6 Shares	310,880,838
16,463,998	JPMorgan International Research Enhanced Equity Fund, Class R6 Shares	311,004,924
13,855,759	JPMorgan Intrepid International Fund, Class R6 Shares	312,308,799

	Total International Equity	1,300,791,880

	U.S. Equity — 49.7%
15,111,044	JPMorgan Growth Advantage Fund, Class R6 Shares (a)	312,043,063
7,599,199	JPMorgan Intrepid America Fund, Class R6 Shares	305,487,815
3,177,060	JPMorgan Mid Cap Equity Fund, Class R6 Shares	161,489,937
790,771	JPMorgan Small Cap Equity Fund, Class R6 Shares	45,319,100

SHARES	SECURITY DESCRIPTION	VALUE($)

	U.S. Equity — continued
2,173,671	JPMorgan Small Cap Growth Fund, Class R6 Shares (a)	39,973,808
1,374,851	JPMorgan Small Cap Value Fund, Class R6 Shares	42,139,198
24,386,191	JPMorgan U.S. Equity Fund, Class R6 Shares	398,226,506
18,328,643	JPMorgan U.S. Research Enhanced Equity Fund, Class R6 Shares	518,517,314
8,435,992	JPMorgan Value Advantage Fund, Class R6 Shares	303,527,001

	Total U.S. Equity	2,126,723,742

	Total Investment Companies (Cost $3,560,284,186)	4,241,445,030

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.8%
32,738,000	U.S. Treasury Notes, 0.75%, 01/31/2018 (k) (Cost $32,734,584)	32,725,528

SHARES
Short-Term Investment — 1.8%
	Investment Company — 1.8%
76,529,728	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 1.14% (b) (l) (Cost $76,529,728)	76,529,728

	Total Investments — 101.7% (Cost $3,669,548,498)	4,350,700,286
	Liabilities in Excess of Other Assets — (1.7)%	(73,166,033)

	NET ASSETS — 100.0%	$4,277,534,253

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	JPMORGAN SMARTRETIREMENT FUNDS	37

JPMorgan SmartRetirement 2045 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (Unaudited) (continued)

Futures contracts outstanding as of December 31, 2017:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
Australia 10 Year Bond	850	03/2018	AUD	85,659,151	(659,696)
EURO STOXX 50 Index	1,985	03/2018	EUR	82,980,268	(2,298,914)
MSCI Emerging Markets E-Mini Index	1,465	03/2018	USD	85,241,025	3,494,577
S&P 500 E-Mini Index	1,278	03/2018	USD	170,996,400	2,157,226
TOPIX Index	686	03/2018	JPY	110,326,893	2,416,321
U.S. Treasury 10 Year Note	1,846	03/2018	USD	228,932,844	(664,570)

					4,444,944

Short Contracts
Euro-Bund	(672)	03/2018	EUR	(130,362,454)	1,491,813
FTSE 100 Index	(209)	03/2018	GBP	(21,470,961)	(780,445)
U.S. Treasury 2 Year Note	(1,376)	03/2018	USD	(294,593,000)	448,681
U.S. Treasury 5 Year Note	(106)	03/2018	USD	(12,311,734)	35,387

					1,195,436

					5,640,380

SEE NOTES TO FINANCIAL STATEMENTS.

38	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2017

JPMorgan SmartRetirement 2050 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)
Investment Companies — 99.9% (b)
	Alternative Assets — 5.2%
14,069,174	JPMorgan Realty Income Fund, Class R6 Shares	187,260,710

	Fixed Income — 13.9%
12,648,790	JPMorgan Core Bond Fund, Class R6 Shares	146,599,478
12,063,038	JPMorgan Core Plus Bond Fund, Class R6 Shares	99,881,954
1,713,744	JPMorgan Corporate Bond Fund, Class R6 Shares	16,966,066
7,188,103	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	60,164,424
3,035,848	JPMorgan Emerging Markets Strategic Debt Fund, Class R6 Shares	25,713,629
19,554,813	JPMorgan High Yield Fund, Class R6 Shares	144,901,164

	Total Fixed Income	494,226,715

	International Equity — 30.6%
9,059,511	JPMorgan Emerging Economies Fund, Class R6 Shares	135,439,694
5,702,178	JPMorgan Emerging Markets Equity Fund, Class R6 Shares	170,666,175
14,304,742	JPMorgan International Equity Fund, Class R6 Shares	262,205,922
13,877,248	JPMorgan International Research Enhanced Equity Fund, Class R6 Shares	262,141,210
11,535,786	JPMorgan Intrepid International Fund, Class R6 Shares	260,016,623

	Total International Equity	1,090,469,624

	U.S. Equity — 50.2%
12,597,739	JPMorgan Growth Advantage Fund, Class R6 Shares (a)	260,143,319
6,447,832	JPMorgan Intrepid America Fund, Class R6 Shares	259,202,826
2,600,000	JPMorgan Mid Cap Equity Fund, Class R6 Shares	132,157,984
540,542	JPMorgan Small Cap Equity Fund, Class R6 Shares	30,978,485

SHARES	SECURITY DESCRIPTION	VALUE($)

	U.S. Equity — continued
2,076,983	JPMorgan Small Cap Growth Fund, Class R6 Shares (a)	38,195,721
1,222,184	JPMorgan Small Cap Value Fund, Class R6 Shares	37,459,925
20,530,318	JPMorgan U.S. Equity Fund, Class R6 Shares	335,260,085
15,366,238	JPMorgan U.S. Research Enhanced Equity Fund, Class R6 Shares	434,710,867

7,235,444	JPMorgan Value Advantage Fund, Class R6 Shares	260,331,272

	Total U.S. Equity	1,788,440,484

	Total Investment Companies (Cost $2,984,241,903)	3,560,397,533

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.7%
26,682,000	U.S. Treasury Notes, 0.75%, 01/31/2018 (k) (Cost $26,679,196)	26,671,835

SHARES
Short-Term Investment — 1.5%
	Investment Company — 1.5%
51,975,275	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 1.14% (b) (l) (Cost $51,975,275)	51,975,275

	Total Investments — 102.1% (Cost $3,062,896,374)	3,639,044,643
	Liabilities in Excess of Other Assets — (2.1)%	(73,535,780)

	NET ASSETS — 100.0%	$3,565,508,863

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	JPMORGAN SMARTRETIREMENT FUNDS	39

JPMorgan SmartRetirement 2050 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (Unaudited) (continued)

Futures contracts outstanding as of December 31, 2017:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
Australia 10 Year Bond	713	03/2018	AUD	71,852,911	(553,375)
EURO STOXX 50 Index	1,651	03/2018	EUR	69,017,845	(1,912,097)
MSCI Emerging Markets E-Mini Index	1,261	03/2018	USD	73,371,285	3,007,960
S&P 500 E-Mini Index	1,106	03/2018	USD	147,982,800	1,866,895
TOPIX Index	574	03/2018	JPY	92,314,339	2,021,821
U.S. Treasury 10 Year Note	1,540	03/2018	USD	190,984,063	(506,963)

					3,924,241

Short Contracts
Euro-Bund	(563)	03/2018	EUR	(109,217,353)	1,249,836
FTSE 100 Index	(175)	03/2018	GBP	(17,978,077)	(653,476)
U.S. Treasury 2 Year Note	(1,154)	03/2018	USD	(247,064,188)	376,292
U.S. Treasury 5 Year Note	(48)	03/2018	USD	(5,575,125)	16,024

					988,676

					4,912,917

SEE NOTES TO FINANCIAL STATEMENTS.

40	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2017

JPMorgan SmartRetirement 2055 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)
Investment Companies — 98.7% (b)
	Alternative Assets — 5.3%
5,060,644	JPMorgan Realty Income Fund, Class R6 Shares	67,357,168

	Fixed Income — 13.5%
4,384,689	JPMorgan Core Bond Fund, Class R6 Shares	50,818,541
4,181,276	JPMorgan Core Plus Bond Fund, Class R6 Shares	34,620,963
592,429	JPMorgan Corporate Bond Fund, Class R6 Shares	5,865,043
2,671,255	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	22,358,401
990,663	JPMorgan Emerging Markets Strategic Debt Fund, Class R6 Shares	8,390,915
6,834,087	JPMorgan High Yield Fund, Class R6 Shares	50,640,585

	Total Fixed Income	172,694,448

	International Equity — 30.4%
3,299,372	JPMorgan Emerging Economies Fund, Class R6 Shares	49,325,605
1,983,685	JPMorgan Emerging Markets Equity Fund, Class R6 Shares	59,371,699
5,063,551	JPMorgan International Equity Fund, Class R6 Shares	92,814,882
4,938,806	JPMorgan International Research Enhanced Equity Fund, Class R6 Shares	93,294,037
4,119,698	JPMorgan Intrepid International Fund, Class R6 Shares	92,857,995

	Total International Equity	387,664,218

	U.S. Equity — 49.5%
4,448,823	JPMorgan Growth Advantage Fund, Class R6 Shares (a)	91,868,200
2,257,238	JPMorgan Intrepid America Fund, Class R6 Shares	90,740,962
903,707	JPMorgan Mid Cap Equity Fund, Class R6 Shares	45,935,404
214,286	JPMorgan Small Cap Equity Fund, Class R6 Shares	12,280,725
726,549	JPMorgan Small Cap Growth Fund, Class R6 Shares (a)	13,361,230
457,919	JPMorgan Small Cap Value Fund, Class R6 Shares	14,035,215
7,407,774	JPMorgan U.S. Equity Fund, Class R6 Shares	120,968,941
5,371,778	JPMorgan U.S. Research Enhanced Equity Fund, Class R6 Shares	151,967,604
2,545,042	JPMorgan Value Advantage Fund, Class R6 Shares	91,570,597

	Total U.S. Equity	632,728,878

	Total Investment Companies (Cost $1,107,101,964)	1,260,444,712

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
U.S. Treasury Obligation — 0.7%
9,225,000	U.S. Treasury Notes, 0.75%, 01/31/2018 (k) (Cost $9,223,807)	9,221,486

SHARES
Short-Term Investment — 2.0%
	Investment Company — 2.0%
25,418,615	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 1.14% (b) (l) (Cost $25,418,615)	25,418,615

	Total Investments — 101.4% (Cost $1,141,744,386)	1,295,084,813
	Liabilities in Excess of Other Assets — (1.4)%	(17,316,399)

	NET ASSETS — 100.0%	$1,277,768,414

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	JPMORGAN SMARTRETIREMENT FUNDS	41

JPMorgan SmartRetirement 2055 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (Unaudited) (continued)

Futures contracts outstanding as of December 31, 2017:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
Australia 10 Year Bond	248	03/2018	AUD	24,992,317	(192,471)
EURO STOXX 50 Index	580	03/2018	EUR	24,246,124	(671,722)
MSCI Emerging Markets E-Mini Index	454	03/2018	USD	26,415,990	1,048,880
S&P 500 E-Mini Index	393	03/2018	USD	52,583,400	663,372
TOPIX Index	196	03/2018	JPY	31,521,969	690,384
U.S. Treasury 10 Year Note	558	03/2018	USD	69,200,719	(208,533)

					1,329,910

Short Contracts
Euro-Bund	(196)	03/2018	EUR	(38,022,382)	435,107
FTSE 100 Index	(60)	03/2018	GBP	(6,163,912)	(224,050)
U.S. Treasury 2 Year Note	(401)	03/2018	USD	(85,851,594)	130,757
U.S. Treasury 5 Year Note	(20)	03/2018	USD	(2,322,969)	6,677

					348,491

					1,678,401

SEE NOTES TO FINANCIAL STATEMENTS.

42	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2017

JPMorgan SmartRetirement 2060 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)
Investment Companies — 98.6% (b)
	Alternative Assets — 5.2%
117,542	JPMorgan Realty Income Fund, Class R6 Shares	1,564,486

	Fixed Income — 5.7%
8,178	JPMorgan Core Bond Fund, Class R6 Shares	94,785
7,371	JPMorgan Core Plus Bond Fund, Class R6 Shares	61,035
779	JPMorgan Corporate Bond Fund, Class R6 Shares	7,711
44,335	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	371,082
23,486	JPMorgan Emerging Markets Strategic Debt Fund, Class R6 Shares	198,924
135,494	JPMorgan High Yield Fund, Class R6 Shares	1,004,013

	Total Fixed Income	1,737,550

	International Equity — 34.9%
103,455	JPMorgan Emerging Economies Fund, Class R6 Shares	1,546,652
61,149	JPMorgan Emerging Markets Equity Fund, Class R6 Shares	1,830,190
131,590	JPMorgan International Equity Fund, Class R6 Shares	2,412,053
125,128	JPMorgan International Research Enhanced Equity Fund, Class R6 Shares	2,363,663
107,747	JPMorgan Intrepid International Fund, Class R6 Shares	2,428,622

	Total International Equity	10,581,180

	U.S. Equity — 52.8%
102,875	JPMorgan Growth Advantage Fund, Class R6 Shares (a)	2,124,373
54,658	JPMorgan Intrepid America Fund, Class R6 Shares	2,197,242
21,459	JPMorgan Mid Cap Equity Fund, Class R6 Shares	1,090,757
5,389	JPMorgan Small Cap Equity Fund, Class R6 Shares	308,835
15,378	JPMorgan Small Cap Growth Fund, Class R6 Shares (a)	282,802
9,563	JPMorgan Small Cap Value Fund, Class R6 Shares	293,116
168,788	JPMorgan U.S. Equity Fund, Class R6 Shares	2,756,312
171,410	JPMorgan U.S. Research Enhanced Equity Fund, Class R6 Shares	4,849,199
58,662	JPMorgan Value Advantage Fund, Class R6 Shares	2,110,648

	Total U.S. Equity	16,013,284

	Total Investment Companies (Cost $28,512,166)	29,896,500

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 1.2%
	Investment Company — 1.2%
352,429	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 1.14% (b) (l) (Cost $352,429)	352,429

	Total Investments — 99.8% (Cost $28,864,595)	30,248,929
	Other Assets in Excess of Liabilities — 0.2%	62,134

	NET ASSETS — 100.0%	$30,311,063

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	JPMORGAN SMARTRETIREMENT FUNDS	43

J.P. Morgan SmartRetirement Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (Unaudited)

AUD	— Australian Dollar
EUR	— Euro
FTSE	— Financial Times and the London Stock Exchange
GBP	— British Pound
JPY	— Japanese Yen
MSCI	— Morgan Stanley Capital International
TIPS	— Treasury Inflation Protected Security
TOPIX	— Tokyo Stock Price Index
USD	— United States Dollar
(a)	— Non-income producing security.
(b)	— Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(k)	— All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(l)	— The rate shown is the current yield as of December 31, 2017.

Detailed information about investment portfolios of the underlying funds can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in certified portfolio holdings filed quarterly on Form N-Q, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

44	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2017

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2017	JPMORGAN SMARTRETIREMENT FUNDS	45

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2017 (Unaudited)

	JPMorgan SmartRetirement Income Fund	JPMorgan SmartRetirement 2020 Fund	JPMorgan SmartRetirement 2025 Fund
ASSETS:
Investments in non-affiliates, at value	$124,579,017	$127,243,703	$46,120,492
Investments in affiliates, at value	4,289,831,733	7,139,947,280	7,772,660,014
Cash	—	97	—
Receivables:
Investment securities sold	15,523,394	26,896,901	51,246,894
Fund shares sold	32,092,385	40,842,293	73,763,054
Interest from non-affiliates	48,460	107,450	101,056
Dividends from affiliates	333,879	67,215	68,737
Variation margin on futures contracts	2,024,360	1,886,982	1,604,490
Due from Adviser	44,559	62,085	65,432

Total Assets	4,464,477,787	7,337,054,006	7,945,630,169

LIABILITIES:
Payables:
Due to custodian	8,750	—	—
Distributions	1,531,654	2,714,229	3,741,871
Fund shares redeemed	108,815,108	149,922,015	141,473,016
Accrued liabilities:
Distribution fees	381,575	557,056	608,622
Service fees	320,786	656,061	725,310
Custodian and accounting fees	9,636	12,158	11,730
Trustees’ and Chief Compliance Officer’s fees	265	2,886	2,448
Registration fees	24,498	23,648	29,597
Other	160,472	166,817	145,220

Total Liabilities	111,252,744	154,054,870	146,737,814

Net Assets	$4,353,225,043	$7,182,999,136	$7,798,892,355

SEE NOTES TO FINANCIAL STATEMENTS.

46	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2017

	JPMorgan SmartRetirement Income Fund	JPMorgan SmartRetirement 2020 Fund	JPMorgan SmartRetirement 2025 Fund
NET ASSETS:
Paid-in-Capital	$3,773,506,855	$6,150,253,248	$6,704,764,644
Accumulated undistributed (distributions in excess of) net investment income	(5,701,355)	(13,447,609)	(17,269,585)
Accumulated net realized gains (losses)	30,166,566	32,706,666	70,926,956
Net unrealized appreciation (depreciation)	555,252,977	1,013,486,831	1,040,470,340

Total Net Assets	$4,353,225,043	$7,182,999,136	$7,798,892,355

Net Assets:
Class A	$1,232,768,679	$1,709,988,172	$1,931,242,010
Class C	30,555,035	39,324,351	43,050,068
Class I	516,463,036	853,726,878	915,521,417
Class R2	218,578,582	383,790,366	391,766,787
Class R3	10,872,318	13,644,711	18,788,307
Class R4	4,090,903	2,064,470	3,018,454
Class R5	1,606,007,207	2,987,725,914	3,031,450,194
Class R6	733,889,283	1,192,734,274	1,464,055,118

Total	$4,353,225,043	$7,182,999,136	$7,798,892,355

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	66,335,096	86,662,378	98,882,639
Class C	1,650,480	2,001,393	2,212,298
Class I	27,741,136	43,122,871	46,771,565
Class R2	11,787,245	19,508,356	20,129,953
Class R3	586,801	693,432	964,766
Class R4	219,960	104,407	154,416
Class R5	86,113,411	150,743,136	154,701,460
Class R6	39,354,430	60,161,712	74,702,553

Net Asset Value (a):
Class A — Redemption price per share	$18.58	$19.73	$19.53
Class C — Offering price per share (b)	18.51	19.65	19.46
Class I — Offering and redemption price per share	18.62	19.80	19.57
Class R2 — Offering and redemption price per share	18.54	19.67	19.46
Class R3 — Offering and redemption price per share	18.53	19.68	19.47
Class R4 — Offering and redemption price per share	18.60	19.77	19.55
Class R5 — Offering and redemption price per share	18.65	19.82	19.60
Class R6 — Offering and redemption price per share	18.65	19.83	19.60
Class A maximum sales charge	4.50%	4.50%	4.50%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$19.46	$20.66	$20.45

Cost of investments in non-affiliates	$122,132,983	$125,571,994	$46,089,776
Cost of investments in affiliates	3,739,219,313	6,131,340,678	6,737,945,626

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	JPMORGAN SMARTRETIREMENT FUNDS	47

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2017 (Unaudited) (continued)

	JPMorgan SmartRetirement 2030 Fund	JPMorgan SmartRetirement 2035 Fund	JPMorgan SmartRetirement 2040 Fund
ASSETS:
Investments in non-affiliates, at value	$68,459,910	$50,202,868	$49,715,054
Investments in affiliates, at value	8,545,660,372	6,411,407,753	6,492,389,326
Cash	35	—	—
Receivables:
Investment securities sold	—	25,953,767	47,466,862
Fund shares sold	122,577,694	155,293,716	191,587,047
Interest from non-affiliates	214,949	157,626	156,094
Dividends from affiliates	93,001	64,992	92,594
Variation margin on futures contracts	3,556,424	5,455,468	2,111,958
Due from Adviser	68,134	65,368	63,939

Total Assets	8,740,630,519	6,648,601,558	6,783,582,874

LIABILITIES:
Payables:
Distributions	4,027,577	3,385,601	3,333,624
Investment securities purchased	—	19,471,634	43,566,629
Fund shares redeemed	269,219,985	224,313,498	329,594,713
Accrued liabilities:
Distribution fees	695,138	505,903	505,031
Service fees	822,646	599,466	628,749
Custodian and accounting fees	14,279	12,819	12,978
Trustees’ and Chief Compliance Officer’s fees	4,851	1,030	848
Registration fees	31,889	27,744	25,444
Other	188,535	137,187	178,564

Total Liabilities	275,004,900	248,454,882	377,846,580

Net Assets	$8,465,625,619	$6,400,146,676	$6,405,736,294

SEE NOTES TO FINANCIAL STATEMENTS.

48	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2017

	JPMorgan SmartRetirement 2030 Fund	JPMorgan SmartRetirement 2035 Fund	JPMorgan SmartRetirement 2040 Fund
NET ASSETS:
Paid-in-Capital	$6,939,820,750	$5,294,319,814	$5,075,035,997
Accumulated undistributed (distributions in excess of) net investment income	(21,227,542)	(17,222,862)	(18,796,469)
Accumulated net realized gains (losses)	92,421,045	101,586,205	94,783,081
Net unrealized appreciation (depreciation)	1,454,611,366	1,021,463,519	1,254,713,685

Total Net Assets	$8,465,625,619	$6,400,146,676	$6,405,736,294

Net Assets:
Class A	$2,095,795,501	$1,547,486,882	$1,504,917,825
Class C	39,124,366	24,969,936	25,122,518
Class I	967,752,593	708,463,033	715,762,148
Class R2	515,277,615	371,960,818	381,073,366
Class R3	19,527,505	20,091,297	18,752,634
Class R4	3,937,195	4,985,281	2,451,195
Class R5	3,322,781,712	2,356,644,492	2,511,211,207
Class R6	1,501,429,132	1,365,544,937	1,246,445,401

Total	$8,465,625,619	$6,400,146,676	$6,405,736,294

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	98,080,546	74,438,120	66,818,146
Class C	1,847,715	1,210,883	1,130,322
Class I	45,174,047	33,912,253	31,687,052
Class R2	24,201,253	17,946,898	17,006,381
Class R3	915,900	969,605	834,504
Class R4	184,039	238,914	108,655
Class R5	154,732,998	112,726,871	110,896,656
Class R6	69,931,308	65,313,143	55,045,604

Net Asset Value (a):
Class A — Redemption price per share	$21.37	$20.79	$22.52
Class C — Offering price per share (b)	21.17	20.62	22.23
Class I — Offering and redemption price per share	21.42	20.89	22.59
Class R2 — Offering and redemption price per share	21.29	20.73	22.41
Class R3 — Offering and redemption price per share	21.32	20.72	22.47
Class R4 — Offering and redemption price per share	21.39	20.87	22.56
Class R5 — Offering and redemption price per share	21.47	20.91	22.64
Class R6 — Offering and redemption price per share	21.47	20.91	22.64
Class A maximum sales charge	4.50%	4.50%	4.50%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$22.38	$21.77	$23.58

Cost of investments in non-affiliates	$68,479,077	$50,216,935	$49,728,983
Cost of investments in affiliates	7,102,953,859	5,398,319,182	5,246,313,796

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	JPMORGAN SMARTRETIREMENT FUNDS	49

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2017 (Unaudited) (continued)

	JPMorgan SmartRetirement 2045 Fund	JPMorgan SmartRetirement 2050 Fund	JPMorgan SmartRetirement 2055 Fund	JPMorgan SmartRetirement 2060 Fund
ASSETS:
Investments in non-affiliates, at value	$32,725,528	$26,671,835	$9,221,486	$—
Investments in affiliates, at value	4,317,974,758	3,612,372,808	1,285,863,327	30,248,929
Cash	—	—	—	2
Receivables:
Investment securities sold	23,491,869	—	—	—
Fund shares sold	182,936,639	170,901,456	80,144,380	553,889
Interest from non-affiliates	102,751	83,744	28,953	—
Dividends from affiliates	66,781	51,438	21,036	252
Variation margin on futures contracts	1,403,950	3,054,032	691,358	—
Due from Adviser	57,358	54,858	42,504	30,945
Other assets	—	—	—	1,122

Total Assets	4,558,759,634	3,813,190,171	1,376,013,044	30,835,139

LIABILITIES:
Payables:
Distributions	2,513,912	2,386,665	704,863	8,192
Investment securities purchased	38,257,441	—	—	285,476
Fund shares redeemed	239,584,092	244,531,136	97,316,608	186,650
Accrued liabilities:
Distribution fees	322,997	273,537	101,142	1,962
Service fees	396,727	338,906	78,908	1,124
Custodian and accounting fees	12,113	11,944	9,866	6,936
Trustees’ and Chief Compliance Officer’s fees	131	2,179	—	2,166
Registration fees	25,559	19,759	—	31,481
Other	112,409	117,182	33,243	89

Total Liabilities	281,225,381	247,681,308	98,244,630	524,076

Net Assets	$4,277,534,253	$3,565,508,863	$1,277,768,414	$30,311,063

SEE NOTES TO FINANCIAL STATEMENTS.

50	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2017

	JPMorgan SmartRetirement 2045 Fund	JPMorgan SmartRetirement 2050 Fund	JPMorgan SmartRetirement 2055 Fund	JPMorgan SmartRetirement 2060 Fund
NET ASSETS:
Paid-in-Capital	$3,524,923,444	$2,934,994,263	$1,100,494,204	$28,441,341
Accumulated undistributed (distributions in excess of) net investment income	(12,736,849)	(10,349,181)	(3,676,104)	(91,817)
Accumulated net realized gains (losses)	78,538,836	59,778,057	25,931,406	577,205
Net unrealized appreciation (depreciation)	686,808,822	581,085,724	155,018,908	1,384,334

Total Net Assets	$4,277,534,253	$3,565,508,863	$1,277,768,414	$30,311,063

Net Assets:
Class A	$964,805,203	$795,892,682	$276,239,986	$6,806,575
Class C	15,241,833	15,687,465	4,022,494	85,261
Class I	472,997,304	434,338,842	142,961,539	4,101,813
Class R2	251,988,486	219,951,622	94,344,007	846,343
Class R3	10,496,146	12,908,651	3,706,036	631,290
Class R4	932,808	417,866	485,470	127,660
Class R5	1,571,210,285	1,391,946,734	437,884,075	8,685,993
Class R6	989,862,188	694,365,001	318,124,807	9,026,128

Total	$4,277,534,253	$3,565,508,863	$1,277,768,414	$30,311,063

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	45,040,774	37,214,423	11,566,493	378,256
Class C	717,079	740,044	169,177	4,744
Class I	22,006,144	20,238,096	5,975,283	227,672
Class R2	11,807,614	10,324,931	3,957,798	47,043
Class R3	491,356	605,213	155,506	35,075
Class R4	43,459	19,490	20,307	7,086
Class R5	73,027,888	64,757,703	18,288,371	482,266
Class R6	46,013,738	32,292,006	13,282,576	500,610

Net Asset Value (a):
Class A — Redemption price per share	$21.42	$21.39	$23.88	$17.99
Class C — Offering price per share (b)	21.26	21.20	23.78	17.97
Class I — Offering and redemption price per share	21.49	21.46	23.93	18.02
Class R2 — Offering and redemption price per share	21.34	21.30	23.84	17.99
Class R3 — Offering and redemption price per share	21.36	21.33	23.83	18.00
Class R4 — Offering and redemption price per share	21.46	21.44	23.91	18.02
Class R5 — Offering and redemption price per share	21.52	21.49	23.94	18.01
Class R6 — Offering and redemption price per share	21.51	21.50	23.95	18.03
Class A maximum sales charge	4.50%	4.50%	4.50%	4.50%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$22.43	$22.40	$25.01	$18.84

Cost of investments in non-affiliates	$32,734,584	$26,679,196	$9,223,807	$—
Cost of investments in affiliates	3,636,813,914	3,036,217,178	1,132,520,579	28,864,595

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	JPMORGAN SMARTRETIREMENT FUNDS	51

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2017 (Unaudited)

	JPMorgan SmartRetirement Income Fund	JPMorgan SmartRetirement 2020 Fund	JPMorgan SmartRetirement 2025 Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$1,595,772	$1,360,041	$203,736
Dividend income from affiliates	56,601,676	96,112,166	100,636,625
Interest income from non-affiliates	72,937	149,880	140,923
Interest income from affiliates	190	183	292

Total investment income	58,270,575	97,622,270	100,981,576

EXPENSES:
Distribution fees:
Class A	1,593,012	2,162,212	2,397,171
Class C	142,983	164,421	177,148
Class R2	573,576	967,521	986,993
Class R3	6,885	13,128	12,054
Service fees:
Class A	1,593,012	2,162,212	2,397,171
Class C	47,661	54,807	59,049
Class I	686,533	1,119,896	1,188,674
Class R2	286,788	483,761	493,497
Class R3	6,885	13,128	12,054
Class R4	2,542	1,543	2,153
Class R5	896,320	1,644,124	1,620,216
Custodian and accounting fees	9,640	12,163	11,735
Professional fees	16,349	21,001	22,196
Trustees’ and Chief Compliance Officer’s fees	21,294	17,469	18,362
Printing and mailing costs	21,978	39,011	42,456
Registration and filing fees	29,166	34,047	35,156
Transfer agency fees (See Note 2.G)	132,585	110,241	116,855
Other	21,868	38,447	40,902

Total expenses	6,089,077	9,059,132	9,633,842

Less fees waived	(1,624,269)	(1,799,736)	(1,792,458)
Less expense reimbursements	(115,107)	(145,692)	(152,335)

Net expenses	4,349,701	7,113,704	7,689,049

Net investment income (loss)	53,920,874	90,508,566	93,292,527

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	326	—	—
Investments in affiliates	78,202,735	107,345,530	96,682,298
Futures contracts	12,481,498	23,631,477	33,202,913
Foreign currency transactions	(17,179)	59,226	76,054

Net realized gain (loss)	90,667,380	131,036,233	129,961,265

Distributions of capital gains received from investment company affiliates	41,563,309	97,077,901	125,379,095

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	637,807	580,314	126,745
Investments in affiliates	44,424,931	140,688,486	208,670,590
Futures contracts	740,596	(109,527)	3,222,529
Foreign currency translations	4,398	(53,857)	(65,746)

Change in net unrealized appreciation/depreciation	45,807,732	141,105,416	211,954,118

Net realized/unrealized gains (losses)	178,038,421	369,219,550	467,294,478

Change in net assets resulting from operations	$231,959,295	$459,728,116	$560,587,005

SEE NOTES TO FINANCIAL STATEMENTS.

52	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2017

	JPMorgan SmartRetirement 2030 Fund	JPMorgan SmartRetirement 2035 Fund	JPMorgan SmartRetirement 2040 Fund
INVESTMENT INCOME:
Dividend income from affiliates	$107,411,557	$78,242,894	$77,392,377
Interest income from non-affiliates	300,000	219,921	217,797
Interest income from affiliates	302	209	231

Total investment income	107,711,859	78,463,024	77,610,405

EXPENSES:
Distribution fees:
Class A	2,591,543	1,898,273	1,853,754
Class C	161,155	103,782	101,619
Class R2	1,282,392	917,114	948,468
Class R3	17,035	12,461	18,873
Service fees:
Class A	2,591,543	1,898,273	1,853,754
Class C	53,718	34,594	33,873
Class I	1,269,022	945,900	952,016
Class R2	641,196	458,557	474,234
Class R3	17,035	12,461	18,873
Class R4	2,597	2,885	1,309
Class R5	1,858,904	1,316,607	1,442,425
Custodian and accounting fees	14,400	12,823	12,982
Interest expense to affiliates	—	—	1,259
Professional fees	22,277	19,019	19,217
Trustees’ and Chief Compliance Officer’s fees	19,424	22,164	22,434
Printing and mailing costs	41,085	42,254	41,888
Registration and filing fees	37,116	34,183	30,265
Transfer agency fees (See Note 2.G)	131,677	111,142	113,102
Other	75,197	56,557	55,031

Total expenses	10,827,316	7,899,049	7,995,376

Less fees waived	(1,957,003)	(1,422,696)	(1,401,119)
Less earnings credits	(117)	—	—
Less expense reimbursements	(160,085)	(150,976)	(147,174)

Net expenses	8,710,111	6,325,377	6,447,083

Net investment income (loss)	99,001,748	72,137,647	71,163,322

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in affiliates	131,576,957	85,071,628	93,013,855
Futures contracts	67,142,970	49,499,150	50,283,228
Foreign currency transactions	50,301	130,016	(30,016)

Net realized gain (loss)	198,770,228	134,700,794	143,267,067

Distributions of capital gains received from investment company affiliates	156,125,596	127,048,416	140,093,953

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	100,450	73,737	73,007
Investments in affiliates	260,663,600	238,394,171	265,719,236
Futures contracts	5,222,646	3,416,829	3,601,391
Foreign currency translations	(32,844)	(55,632)	(48,890)

Change in net unrealized appreciation/depreciation	265,953,852	241,829,105	269,344,744

Net realized/unrealized gains (losses)	620,849,676	503,578,315	552,705,764

Change in net assets resulting from operations	$719,851,424	$575,715,962	$623,869,086

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	JPMORGAN SMARTRETIREMENT FUNDS	53

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2017 (Unaudited) (continued)

	JPMorgan SmartRetirement 2045 Fund	JPMorgan SmartRetirement 2050 Fund	JPMorgan SmartRetirement 2055 Fund	JPMorgan SmartRetirement 2060 Fund
INVESTMENT INCOME:
Dividend income from affiliates	$50,711,174	$42,686,714	$14,950,904	$317,803
Interest income from non-affiliates	142,112	116,392	40,511	—
Interest income from affiliates	172	183	135	3

Total investment income	50,853,458	42,803,289	14,991,550	317,806

EXPENSES:
Distribution fees:
Class A	1,176,211	963,350	321,428	4,694
Class C	60,767	60,217	14,282	165
Class R2	616,179	536,608	223,815	1,387
Class R3	7,203	12,592	3,091	483
Service fees:
Class A	1,176,211	963,350	321,428	4,694
Class C	20,256	20,072	4,761	55
Class I	642,417	575,420	185,777	4,699
Class R2	308,090	268,304	111,908	693
Class R3	7,203	12,592	3,091	483
Class R4	578	278	228	94
Class R5	900,367	802,506	248,089	3,036
Custodian and accounting fees	12,116	11,948	9,869	6,936
Interest expense to affiliates	—	259	—	—
Professional fees	16,520	15,536	11,654	9,874
Trustees’ and Chief Compliance Officer’s fees	19,555	14,052	14,051	14,702
Printing and mailing costs	37,579	42,989	29,640	520
Registration and filing fees	29,927	25,094	21,829	31,985
Transfer agency fees (See Note 2.G)	91,312	79,005	44,683	4,968
Other	36,647	29,056	13,264	3,795

Total expenses	5,159,138	4,433,228	1,582,888	93,263

Less fees waived	(910,229)	(756,678)	(266,290)	(6,529)
Less expense reimbursements	(130,784)	(122,715)	(96,258)	(69,539)

Net expenses	4,118,125	3,553,835	1,220,340	17,195

Net investment income (loss)	46,735,333	39,249,454	13,771,210	300,611

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	—	—	—	(127)
Investments in affiliates	51,464,972	42,243,533	10,749,219	78,370
Futures contracts	31,580,447	26,849,633	9,093,302	(4,816)
Foreign currency transactions	39,975	64,776	4,453	—

Net realized gain (loss)	83,085,394	69,157,942	19,846,974	73,427

Distributions of capital gains received from investment company affiliates	94,080,028	77,611,897	27,548,512	599,052

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	47,003	38,278	11,637	—
Investments in affiliates	185,989,659	156,689,060	54,809,316	962,820
Futures contracts	2,708,566	2,344,478	882,665	—
Foreign currency translations	(48,204)	(32,211)	2,986	—

Change in net unrealized appreciation/depreciation	188,697,024	159,039,605	55,706,604	962,820

Net realized/unrealized gains (losses)	365,862,446	305,809,444	103,102,090	1,635,299

Change in net assets resulting from operations	$412,597,779	$345,058,898	$116,873,300	$1,935,910

SEE NOTES TO FINANCIAL STATEMENTS.

54	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2017

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	JPMorgan SmartRetirement Income Fund		JPMorgan SmartRetirement 2020 Fund
	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$53,920,874	$51,414,800	$90,508,566	$152,841,269
Net realized gain (loss)	90,667,380	648,770	131,036,233	(6,330,685)
Distributions of capital gains received from investment company affiliates	41,563,309	8,795,742	97,077,901	44,947,404
Change in net unrealized appreciation/depreciation	45,807,732	85,214,852	141,105,416	460,871,714

Change in net assets resulting from operations	231,959,295	146,074,164	459,728,116	652,329,702

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(15,978,559)	(14,893,938)	(23,069,938)	(35,513,210)
From net realized gains	(17,925,219)	—	(32,938,410)	(8,935,342)
Class C
From net investment income	(312,281)	(376,803)	(416,499)	(774,624)
From net realized gains	(450,181)	—	(750,726)	(296,053)
Class I
From net investment income	(7,162,076)	(7,448,100)	(12,351,457)	(20,594,951)
From net realized gains	(7,663,969)	—	(16,782,533)	(5,339,102)
Class R2
From net investment income	(2,373,194)	(2,304,074)	(4,419,285)	(7,197,681)
From net realized gains	(3,263,022)	—	(7,446,814)	(2,228,276)
Class R3 (a)
From net investment income	(113,648)	(12,024)	(169,080)	(25,003)
From net realized gains	(157,638)	—	(267,417)	(112)
Class R4 (a)
From net investment income	(49,184)	(450)	(33,267)	(478)
From net realized gains	(59,406)	—	(39,143)	(112)
Class R5
From net investment income	(23,364,962)	(23,981,995)	(45,107,890)	(83,424,308)
From net realized gains	(24,284,004)	—	(59,536,882)	(19,923,931)
Class R6
From net investment income	(9,694,935)	(4,203,894)	(16,589,168)	(11,697,354)
From net realized gains	(9,863,915)	—	(21,391,929)	(2,483,837)

Total distributions to shareholders	(122,716,193)	(53,221,278)	(241,310,438)	(198,434,374)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(220,501,562)	2,210,567,680	(111,015,205)	(158,817,902)

NET ASSETS:
Change in net assets	(111,258,460)	2,303,420,566	107,402,473	295,077,426
Beginning of period	4,464,483,503	2,161,062,937	7,075,596,663	6,780,519,237

End of period	$4,353,225,043	$4,464,483,503	$7,182,999,136	$7,075,596,663

Accumulated undistributed (distributions in excess of) net investment income	$(5,701,355)	$(573,390)	$(13,447,609)	$(1,799,591)

(a)	Commencement of offering of class of shares effective September 9, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	JPMORGAN SMARTRETIREMENT FUNDS	55

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan SmartRetirement 2025 Fund		JPMorgan SmartRetirement 2030 Fund
	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$93,292,527	$139,767,944	$99,001,748	$144,257,565
Net realized gain (loss)	129,961,265	(7,332,511)	198,770,228	(5,141,027)
Distributions of capital gains received from investment company affiliates	125,379,095	48,852,256	156,125,596	58,043,582
Change in net unrealized appreciation/depreciation	211,954,118	580,158,543	265,953,852	756,955,899

Change in net assets resulting from operations	560,587,005	761,446,232	719,851,424	954,116,019

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(25,607,081)	(33,998,763)	(28,460,705)	(35,531,158)
From net realized gains	(36,558,419)	(14,156,624)	(45,963,787)	(14,001,692)
Class C
From net investment income	(442,490)	(680,537)	(416,910)	(609,085)
From net realized gains	(821,957)	(442,232)	(857,934)	(378,277)
Class I
From net investment income	(13,197,771)	(18,174,079)	(14,372,785)	(20,256,899)
From net realized gains	(18,145,862)	(7,270,080)	(22,161,990)	(7,872,354)
Class R2
From net investment income	(4,467,828)	(6,244,234)	(6,033,246)	(7,718,537)
From net realized gains	(7,533,320)	(3,163,624)	(11,444,577)	(3,697,268)
Class R3 (a)
From net investment income	(225,022)	(12,779)	(244,023)	(14,501)
From net realized gains	(355,301)	(171)	(419,146)	(158)
Class R4 (a)
From net investment income	(42,067)	(1,020)	(55,856)	(456)
From net realized gains	(56,759)	(171)	(85,039)	(158)
Class R5
From net investment income	(44,619,302)	(74,056,194)	(51,758,147)	(79,535,442)
From net realized gains	(59,139,617)	(28,252,682)	(77,656,408)	(28,553,251)
Class R6
From net investment income	(20,118,730)	(12,837,586)	(20,166,352)	(10,983,287)
From net realized gains	(25,863,911)	(4,323,652)	(29,090,668)	(3,614,787)

Total distributions to shareholders	(257,195,437)	(203,614,428)	(309,187,573)	(212,767,310)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	144,950,581	417,805,610	11,664,004	275,808,427

NET ASSETS:
Change in net assets	448,342,149	975,637,414	422,327,855	1,017,157,136
Beginning of period	7,350,550,206	6,374,912,792	8,043,297,764	7,026,140,628

End of period	$7,798,892,355	$7,350,550,206	$8,465,625,619	$8,043,297,764

Accumulated undistributed (distributions in excess of) net investment income	$(17,269,585)	$(1,841,821)	$(21,227,542)	$1,278,734

(a)	Commencement of offering of class of shares effective September 9, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.

56	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2017

	JPMorgan SmartRetirement 2035 Fund		JPMorgan SmartRetirement 2040 Fund
	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$72,137,647	$98,058,536	$71,163,322	$94,329,148
Net realized gain (loss)	134,700,794	(12,946,971)	143,267,067	(9,620,182)
Distributions of capital gains received from investment company affiliates	127,048,416	44,783,507	140,093,953	49,864,949
Change in net unrealized appreciation/depreciation	241,829,105	621,861,745	269,344,744	696,658,750

Change in net assets resulting from operations	575,715,962	751,756,817	623,869,086	831,232,665

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(20,705,054)	(24,452,640)	(20,087,384)	(22,878,350)
From net realized gains	(31,866,467)	(11,410,479)	(35,033,611)	(12,543,836)
Class C
From net investment income	(259,924)	(356,346)	(259,883)	(338,072)
From net realized gains	(523,405)	(263,315)	(594,984)	(301,175)
Class I
From net investment income	(10,573,916)	(13,020,745)	(10,697,238)	(13,188,623)
From net realized gains	(15,635,266)	(5,790,616)	(17,809,102)	(7,034,688)
Class R2
From net investment income	(4,292,977)	(5,024,461)	(4,412,546)	(4,848,908)
From net realized gains	(7,743,403)	(2,850,162)	(9,048,059)	(3,264,243)
Class R3 (a)
From net investment income	(247,336)	(13,654)	(235,215)	(15,517)
From net realized gains	(409,166)	(176)	(435,569)	(199)
Class R4 (a)
From net investment income	(64,671)	(450)	(31,947)	(426)
From net realized gains	(101,170)	(175)	(56,000)	(198)
Class R5
From net investment income	(36,399,543)	(53,573,056)	(39,764,512)	(53,730,437)
From net realized gains	(51,774,482)	(22,427,875)	(63,832,214)	(26,425,284)
Class R6
From net investment income	(17,736,149)	(9,248,736)	(15,313,519)	(7,489,760)
From net realized gains	(24,461,263)	(3,477,528)	(23,687,794)	(3,359,440)

Total distributions to shareholders	(222,794,192)	(151,910,414)	(241,299,577)	(155,419,156)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	113,647,578	412,485,817	(524,687)	291,976,823

NET ASSETS:
Change in net assets	466,569,348	1,012,332,220	382,044,822	967,790,332
Beginning of period	5,933,577,328	4,921,245,108	6,023,691,472	5,055,901,140

End of period	$6,400,146,676	$5,933,577,328	$6,405,736,294	$6,023,691,472

Accumulated undistributed (distributions in excess of) net investment income	$(17,222,862)	$919,061	$(18,796,469)	$842,453

(a)	Commencement of offering of class of shares effective September 9, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	JPMORGAN SMARTRETIREMENT FUNDS	57

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan SmartRetirement 2045 Fund		JPMorgan SmartRetirement 2050 Fund
	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$46,735,333	$58,640,414	$39,249,454	$48,132,885
Net realized gain (loss)	83,085,394	(4,907,935)	69,157,942	(4,037,795)
Distributions of capital gains received from investment company affiliates	94,080,028	30,958,208	77,611,897	25,493,791
Change in net unrealized appreciation/depreciation	188,697,024	440,469,123	159,039,605	360,439,295

Change in net assets resulting from operations	412,597,779	525,159,810	345,058,898	430,028,176

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(12,752,135)	(13,937,861)	(10,500,615)	(11,174,392)
From net realized gains	(20,462,563)	(8,212,289)	(16,497,248)	(6,713,560)
Class C
From net investment income	(155,774)	(190,421)	(161,332)	(178,362)
From net realized gains	(326,843)	(180,039)	(328,411)	(178,324)
Class I
From net investment income	(7,191,771)	(7,834,554)	(6,529,048)	(7,577,266)
From net realized gains	(11,068,577)	(4,354,017)	(9,833,076)	(4,481,899)
Class R2
From net investment income	(2,873,820)	(2,982,214)	(2,481,709)	(2,550,187)
From net realized gains	(5,412,328)	(2,153,074)	(4,601,416)	(1,890,870)
Class R3 (a)
From net investment income	(130,971)	(5,279)	(161,822)	(8,762)
From net realized gains	(218,848)	(210)	(262,176)	(217)
Class R4 (a)
From net investment income	(12,666)	(398)	(5,606)	(425)
From net realized gains	(19,592)	(209)	(8,669)	(216)
Class R5
From net investment income	(25,072,436)	(32,658,808)	(22,673,294)	(27,061,979)
From net realized gains	(37,026,390)	(17,181,080)	(33,010,632)	(14,692,542)
Class R6
From net investment income	(11,747,437)	(5,912,453)	(7,558,685)	(3,571,486)
From net realized gains	(16,855,274)	(2,850,488)	(10,471,090)	(1,768,491)

Total distributions to shareholders	(151,327,425)	(98,453,394)	(125,084,829)	(81,848,978)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	111,850,442	392,716,443	107,333,630	361,251,472

NET ASSETS:
Change in net assets	373,120,796	819,422,859	327,307,699	709,430,670
Beginning of period	3,904,413,457	3,084,990,598	3,238,201,164	2,528,770,494

End of period	$4,277,534,253	$3,904,413,457	$3,565,508,863	$3,238,201,164

Accumulated undistributed (distributions in excess of) net investment income	$(12,736,849)	$464,828	$(10,349,181)	$473,476

(a)	Commencement of offering of class of shares effective September 9, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.

58	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2017

	JPMorgan SmartRetirement 2055 Fund		JPMorgan SmartRetirement 2060 Fund
	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017	Six Months Ended December 31, 2017 (Unaudited)	Period Ended June 30, 2017 (a)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$13,771,210	$13,801,805	$300,611	$39,284
Net realized gain (loss)	19,846,974	(1,435,577)	73,427	(4,264)
Distributions of capital gains received from investment company affiliates	27,548,512	7,287,521	599,052	13,554
Change in net unrealized appreciation/depreciation	55,706,604	105,038,863	962,820	421,514

Change in net assets resulting from operations	116,873,300	124,692,612	1,935,910	470,088

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(3,613,399)	(3,175,487)	(83,340)	(4,278)
From net realized gains	(4,707,733)	(1,598,633)	(22,246)	—
Class C
From net investment income	(40,968)	(33,175)	(926)	(196)
From net realized gains	(68,908)	(28,817)	(281)	—
Class I
From net investment income	(2,156,894)	(1,928,454)	(56,257)	(20,787)
From net realized gains	(2,682,454)	(904,716)	(14,857)	—
Class R2
From net investment income	(1,058,633)	(903,534)	(9,619)	(393)
From net realized gains	(1,605,399)	(563,099)	(2,790)	—
Class R3 (b)
From net investment income	(45,571)	(2,354)	(7,565)	(378)
From net realized gains	(61,536)	(182)	(2,255)	—
Class R4 (b)
From net investment income	(5,945)	(364)	(1,710)	(289)
From net realized gains	(8,153)	(182)	(453)	—
Class R5
From net investment income	(7,258,551)	(7,427,784)	(115,873)	(10,077)
From net realized gains	(8,720,410)	(3,414,341)	(30,301)	—
Class R6
From net investment income	(3,436,827)	(1,386,220)	(117,545)	(3,603)
From net realized gains	(3,946,621)	(563,689)	(30,306)	—

Total distributions to shareholders	(39,418,002)	(21,931,031)	(496,324)	(40,001)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	151,042,743	299,677,421	17,673,002	10,768,388

NET ASSETS:
Change in net assets	228,498,041	402,439,002	19,112,588	11,198,475
Beginning of period	1,049,270,373	646,831,371	11,198,475	—

End of period	$1,277,768,414	$1,049,270,373	$30,311,063	$11,198,475

Accumulated undistributed (distributions in excess of) net investment income	$(3,676,104)	$169,474	$(91,817)	$407

(a)	Commencement of operations was August 31, 2016.
(b)	Commencement of offering of class of shares effective September 9, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	JPMORGAN SMARTRETIREMENT FUNDS	59

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan SmartRetirement Income Fund		JPMorgan SmartRetirement 2020 Fund
	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$86,333,876	$229,179,617	$157,054,560	$510,530,715
Net assets acquired in Fund reorganization (See Note 9)	—	598,586,398	—	—
Distributions reinvested	32,100,505	14,187,875	52,680,034	41,833,363
Cost of shares redeemed	(189,178,483)	(217,168,121)	(250,660,770)	(536,501,243)

Change in net assets resulting from Class A capital transactions	$(70,744,102)	$624,785,769	$(40,926,176)	$15,862,835

Class C
Proceeds from shares issued	$1,192,092	$2,362,032	$2,781,860	$8,208,604
Net assets acquired in Fund reorganization (See Note 9)	—	23,397,107	—	—
Distributions reinvested	593,173	301,705	882,059	861,834
Cost of shares redeemed	(16,076,767)	(8,274,676)	(13,734,136)	(19,872,039)

Change in net assets resulting from Class C capital transactions	$(14,291,502)	$17,786,168	$(10,070,217)	$(10,801,601)

Class I
Proceeds from shares issued	$40,762,870	$146,204,287	$59,742,384	$207,854,080
Net assets acquired in Fund reorganization (See Note 9)	—	238,699,040	—	—
Distributions reinvested	14,712,662	7,199,431	29,056,504	25,725,979
Cost of shares redeemed	(108,722,666)	(147,427,720)	(156,705,117)	(343,164,288)

Change in net assets resulting from Class I capital transactions	$(53,247,134)	$244,675,038	$(67,906,229)	$(109,584,229)

Class R2
Proceeds from shares issued	$24,617,884	$37,527,857	$35,451,024	$98,132,802
Net assets acquired in Fund reorganization (See Note 9)	—	116,244,140	—	—
Distributions reinvested	5,043,271	2,104,411	10,633,717	8,499,232
Cost of shares redeemed	(46,385,630)	(41,952,761)	(52,931,264)	(135,834,119)

Change in net assets resulting from Class R2 capital transactions	$(16,724,475)	$113,923,647	$(6,846,523)	$(29,202,085)

Class R3 (a)
Proceeds from shares issued	$9,113,004	$3,067,732	$15,166,316	$5,352,977
Distributions reinvested	231,485	8,131	389,504	23,538
Cost of shares redeemed	(978,871)	(575,883)	(6,915,280)	(622,171)

Change in net assets resulting from Class R3 capital transactions	$8,365,618	$2,499,980	$8,640,540	$4,754,344

Class R4 (a)
Proceeds from shares issued	$4,911,962	$20,000	$3,095,211	$25,113
Distributions reinvested	108,590	450	72,410	590
Cost of shares redeemed	(935,671)	—	(1,136,361)	—

Change in net assets resulting from Class R4 capital transactions	$4,084,881	$20,450	$2,031,260	$25,703

Class R5
Proceeds from shares issued	$92,026,557	$210,129,036	$201,242,268	$675,355,339
Net assets acquired in Fund reorganization (See Note 9)	—	962,616,760	—	—
Distributions reinvested	46,576,369	23,655,180	102,469,989	102,481,980
Cost of shares redeemed	(462,475,367)	(359,333,999)	(828,227,753)	(1,113,566,125)

Change in net assets resulting from Class R5 capital transactions	$(323,872,441)	$837,066,977	$(524,515,496)	$(335,728,806)

Class R6
Proceeds from shares issued	$322,455,135	$263,510,901	$598,788,521	$472,485,833
Net assets acquired in Fund reorganization (See Note 9)	—	197,448,962	—	—
Distributions reinvested	18,596,249	4,017,556	36,442,050	13,408,473
Cost of shares redeemed	(95,123,791)	(95,167,768)	(106,652,935)	(180,038,369)

Change in net assets resulting from Class R6 capital transactions	$245,927,593	$369,809,651	$528,577,636	$305,855,937

Total change in net assets resulting from capital transactions	$(220,501,562)	$2,210,567,680	$(111,015,205)	$(158,817,902)

(a)	Commencement of offering of class of shares effective September 9, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.

60	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2017

	JPMorgan SmartRetirement Income Fund		JPMorgan SmartRetirement 2020 Fund
	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017
SHARE TRANSACTIONS:
Class A
Issued	4,642,235	12,896,445	7,952,675	27,622,572
Shares issued in connection with Fund reorganization (See Note 9)	—	32,863,361	—	—
Reinvested	1,727,133	798,265	2,661,911	2,275,415
Redeemed	(10,167,521)	(12,245,464)	(12,693,780)	(28,878,979)

Change in Class A Shares	(3,798,153)	34,312,607	(2,079,194)	1,019,008

Class C
Issued	64,460	134,052	141,309	447,113
Shares issued in connection with Fund reorganization (See Note 9)	—	1,289,559	—	—
Reinvested	32,199	16,942	44,779	47,290
Redeemed	(866,835)	(469,035)	(698,422)	(1,077,020)

Change in Class C Shares	(770,176)	971,518	(512,334)	(582,617)

Class I
Issued	2,189,728	8,221,510	3,023,214	11,200,793
Shares issued in connection with Fund reorganization (See Note 9)	—	13,082,267	—	—
Reinvested	789,842	404,716	1,463,157	1,394,726
Redeemed	(5,845,987)	(8,314,884)	(7,921,694)	(18,457,378)

Change in Class I Shares	(2,866,417)	13,393,609	(3,435,323)	(5,861,859)

Class R2
Issued	1,329,275	2,124,065	1,805,836	5,322,627
Shares issued in connection with Fund reorganization (See Note 9)	—	6,395,615	—	—
Reinvested	271,346	119,465	539,124	464,712
Redeemed	(2,504,144)	(2,366,475)	(2,696,769)	(7,332,179)

Change in Class R2 Shares	(903,523)	6,272,670	(351,809)	(1,544,840)

Class R3 (a)
Issued	488,733	170,119	771,042	283,957
Reinvested	12,458	452	19,733	1,241
Redeemed	(52,961)	(32,000)	(349,526)	(33,015)

Change in Class R3 Shares	448,230	138,571	441,249	252,183

Class R4 (a)
Issued	263,179	1,138	156,558	1,354
Reinvested	5,824	25	3,653	32
Redeemed	(50,206)	—	(57,190)	—

Change in Class R4 Shares	218,797	1,163	103,021	1,386

Class R5
Issued	4,946,907	11,757,547	10,170,884	36,412,856
Shares issued in connection with Fund reorganization (See Note 9)	—	52,669,068	—	—
Reinvested	2,492,059	1,331,873	5,153,574	5,550,076
Redeemed	(24,811,237)	(20,199,831)	(41,778,409)	(59,773,839)

Change in Class R5 Shares	(17,372,271)	45,558,657	(26,453,951)	(17,810,907)

Class R6
Issued	17,278,845	14,661,004	30,172,836	25,300,486
Shares issued in connection with Fund reorganization (See Note 9)	—	10,804,143	—	—
Reinvested	995,444	224,547	1,832,011	723,304
Redeemed	(5,104,529)	(5,360,509)	(5,370,981)	(9,682,768)

Change in Class R6 Shares	13,169,760	20,329,185	26,633,866	16,341,022

(a)	Commencement of offering of class of shares effective September 9, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	JPMORGAN SMARTRETIREMENT FUNDS	61

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan SmartRetirement 2025 Fund		JPMorgan SmartRetirement 2030 Fund
	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$186,654,886	$516,789,679	$187,133,302	$577,505,863
Distributions reinvested	58,308,541	45,081,438	70,173,644	46,615,616
Cost of shares redeemed	(229,499,795)	(444,036,041)	(252,729,072)	(536,658,632)

Change in net assets resulting from Class A capital transactions	$15,463,632	$117,835,076	$4,577,874	$87,462,847

Class C
Proceeds from shares issued	$2,743,159	$10,234,229	$3,298,615	$8,427,890
Distributions reinvested	1,015,513	915,124	845,712	708,408
Cost of shares redeemed	(13,699,560)	(17,643,723)	(13,608,182)	(15,435,102)

Change in net assets resulting from Class C capital transactions	$(9,940,888)	$(6,494,370)	$(9,463,855)	$(6,298,804)

Class I
Proceeds from shares issued	$74,586,396	$199,020,014	$78,236,882	$228,056,110
Distributions reinvested	31,045,967	24,821,656	36,443,847	27,700,016
Cost of shares redeemed	(156,813,729)	(222,456,956)	(197,088,022)	(351,858,774)

Change in net assets resulting from Class I capital transactions	$(51,181,366)	$1,384,714	$(82,407,293)	$(96,102,648)

Class R2
Proceeds from shares issued	$44,497,199	$119,070,488	$48,044,851	$128,429,068
Distributions reinvested	10,411,410	8,404,984	15,740,623	10,352,720
Cost of shares redeemed	(63,427,302)	(118,426,756)	(66,169,358)	(137,307,628)

Change in net assets resulting from Class R2 capital transactions	$(8,518,693)	$9,048,716	$(2,383,884)	$1,474,160

Class R3 (a)
Proceeds from shares issued	$15,924,009	$3,978,826	$14,516,410	$5,041,826
Distributions reinvested	499,646	10,409	611,942	13,064
Cost of shares redeemed	(1,388,508)	(372,797)	(1,101,343)	(94,238)

Change in net assets resulting from Class R3 capital transactions	$15,035,147	$3,616,438	$14,027,009	$4,960,652

Class R4 (a)
Proceeds from shares issued	$2,892,944	$182,040	$3,749,968	$32,615
Distributions reinvested	98,826	1,191	140,895	614
Cost of shares redeemed	(183,743)	—	(26,911)	(13)

Change in net assets resulting from Class R4 capital transactions	$2,808,027	$183,231	$3,863,952	$33,216

Class R5
Proceeds from shares issued	$242,181,473	$715,906,306	$263,305,068	$757,827,903
Distributions reinvested	100,587,220	100,881,583	125,732,241	106,594,756
Cost of shares redeemed	(794,228,117)	(987,329,187)	(1,061,187,361)	(934,142,178)

Change in net assets resulting from Class R5 capital transactions	$(451,459,424)	$(170,541,298)	$(672,150,052)	$(69,719,519)

Class R6
Proceeds from shares issued	$699,086,597	$590,949,855	$814,291,553	$526,544,666
Distributions reinvested	43,939,136	16,285,331	46,759,980	13,564,352
Cost of shares redeemed	(110,281,587)	(144,462,083)	(105,451,280)	(186,110,495)

Change in net assets resulting from Class R6 capital transactions	$632,744,146	$462,773,103	$755,600,253	$353,998,523

Total change in net assets resulting from capital transactions	$144,950,581	$417,805,610	$11,664,004	$275,808,427

(a)	Commencement of offering of class of shares effective September 9, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.

62	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2017

	JPMorgan SmartRetirement 2025 Fund		JPMorgan SmartRetirement 2030 Fund
	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017
SHARE TRANSACTIONS:
Class A
Issued	9,602,303	28,709,307	8,820,834	29,854,391
Reinvested	2,977,602	2,530,344	3,276,832	2,439,921
Redeemed	(11,761,945)	(24,578,896)	(11,889,727)	(27,628,425)

Change in Class A Shares	817,960	6,660,755	207,939	4,665,887

Class C
Issued	141,126	569,899	156,563	441,429
Reinvested	52,063	51,853	39,862	37,668
Redeemed	(707,265)	(983,833)	(646,227)	(804,108)

Change in Class C Shares	(514,076)	(362,081)	(449,802)	(325,011)

Class I
Issued	3,832,043	11,023,866	3,689,834	11,748,686
Reinvested	1,581,844	1,389,650	1,697,478	1,446,171
Redeemed	(8,057,037)	(12,337,861)	(9,280,316)	(18,085,869)

Change in Class I Shares	(2,643,150)	75,655	(3,893,004)	(4,891,012)

Class R2
Issued	2,304,740	6,652,280	2,283,124	6,674,987
Reinvested	533,676	474,801	737,643	545,570
Redeemed	(3,279,298)	(6,587,874)	(3,136,411)	(7,105,943)

Change in Class R2 Shares	(440,882)	539,207	(115,644)	114,614

Class R3 (a)
Issued	815,791	214,607	690,979	252,700
Reinvested	25,580	561	28,633	647
Redeemed	(71,348)	(20,425)	(52,430)	(4,629)

Change in Class R3 Shares	770,023	194,743	667,182	248,718

Class R4 (a)
Issued	148,944	9,789	176,996	1,673
Reinvested	5,042	65	6,572	32
Redeemed	(9,424)	—	(1,233)	(1)

Change in Class R4 Shares	144,562	9,854	182,335	1,704

Class R5
Issued	12,437,291	39,746,538	12,402,162	39,037,155
Reinvested	5,119,569	5,643,267	5,842,095	5,547,947
Redeemed	(40,771,795)	(54,471,832)	(49,722,751)	(47,897,336)

Change in Class R5 Shares	(23,214,935)	(9,082,027)	(31,478,494)	(3,312,234)

Class R6
Issued	35,803,445	32,580,247	38,128,662	27,040,296
Reinvested	2,235,655	906,905	2,172,613	702,877
Redeemed	(5,655,237)	(8,036,194)	(4,941,743)	(9,584,131)

Change in Class R6 Shares	32,383,863	25,450,958	35,359,532	18,159,042

(a)	Commencement of offering of class of shares effective September 9, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	JPMORGAN SMARTRETIREMENT FUNDS	63

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan SmartRetirement 2035 Fund		JPMorgan SmartRetirement 2040 Fund
	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$153,363,048	$406,784,060	$147,234,407	$412,611,664
Distributions reinvested	49,337,718	33,692,198	51,864,428	33,358,008
Cost of shares redeemed	(180,134,249)	(369,012,334)	(189,203,941)	(420,788,386)

Change in net assets resulting from Class A capital transactions	$22,566,517	$71,463,924	$9,894,894	$25,181,286

Class C
Proceeds from shares issued	$2,159,896	$7,216,604	$2,442,862	$6,353,733
Distributions reinvested	538,336	449,059	572,144	431,354
Cost of shares redeemed	(8,967,137)	(11,753,863)	(8,538,507)	(10,756,590)

Change in net assets resulting from Class C capital transactions	$(6,268,905)	$(4,088,200)	$(5,523,501)	$(3,971,503)

Class I
Proceeds from shares issued	$60,463,126	$156,339,136	$61,016,555	$185,479,672
Distributions reinvested	26,110,949	18,482,697	28,469,483	19,939,190
Cost of shares redeemed	(165,149,671)	(163,294,654)	(158,927,329)	(253,529,382)

Change in net assets resulting from Class I capital transactions	$(78,575,596)	$11,527,179	$(69,441,291)	$(48,110,520)

Class R2
Proceeds from shares issued	$42,600,617	$114,578,244	$41,544,109	$110,477,142
Distributions reinvested	10,589,665	7,065,308	11,969,638	7,287,196
Cost of shares redeemed	(52,580,003)	(99,412,089)	(53,907,932)	(103,126,122)

Change in net assets resulting from Class R2 capital transactions	$610,279	$22,231,463	$(394,185)	$14,638,216

Class R3 (a)
Proceeds from shares issued	$14,721,424	$5,374,268	$9,679,124	$9,793,197
Distributions reinvested	601,437	11,828	637,598	15,066
Cost of shares redeemed	(501,603)	(463,323)	(1,616,053)	(739,971)

Change in net assets resulting from Class R3 capital transactions	$14,821,258	$4,922,773	$8,700,669	$9,068,292

Class R4 (a)
Proceeds from shares issued	$4,796,147	$40,755	$2,428,831	$42,361
Distributions reinvested	165,841	625	87,947	624
Cost of shares redeemed	(59,818)	—	(122,237)	—

Change in net assets resulting from Class R4 capital transactions	$4,902,170	$41,380	$2,394,541	$42,985

Class R5
Proceeds from shares issued	$195,680,282	$572,129,384	$205,824,546	$590,882,454
Distributions reinvested	85,139,293	74,582,569	100,470,511	78,866,567
Cost of shares redeemed	(807,401,813)	(698,396,349)	(909,861,273)	(645,055,325)

Change in net assets resulting from Class R5 capital transactions	$(526,582,238)	$(51,684,396)	$(603,566,216)	$24,693,696

Class R6
Proceeds from shares issued	$718,220,914	$464,997,512	$695,276,347	$401,602,885
Distributions reinvested	40,286,220	11,889,696	36,965,121	10,057,985
Cost of shares redeemed	(76,333,041)	(118,815,514)	(74,831,066)	(141,226,499)

Change in net assets resulting from Class R6 capital transactions	$682,174,093	$358,071,694	$657,410,402	$270,434,371

Total change in net assets resulting from capital transactions	$113,647,578	$412,485,817	$(524,687)	$291,976,823

(a)	Commencement of offering of class of shares effective September 9, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.

64	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2017

	JPMorgan SmartRetirement 2035 Fund		JPMorgan SmartRetirement 2040 Fund
	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017
SHARE TRANSACTIONS:
Class A
Issued	7,467,016	21,926,803	6,626,367	20,710,844
Reinvested	2,369,104	1,842,386	2,298,117	1,703,588
Redeemed	(8,725,147)	(19,785,343)	(8,471,275)	(20,977,953)

Change in Class A Shares	1,110,973	3,983,846	453,209	1,436,479

Class C
Issued	106,014	391,851	110,967	324,008
Reinvested	26,056	24,946	25,689	22,501
Redeemed	(439,180)	(636,632)	(389,445)	(542,813)

Change in Class C Shares	(307,110)	(219,835)	(252,789)	(196,304)

Class I
Issued	2,934,345	8,375,671	2,737,764	9,276,847
Reinvested	1,247,630	1,004,661	1,257,779	1,014,782
Redeemed	(7,995,995)	(8,745,938)	(7,101,688)	(12,621,629)

Change in Class I Shares	(3,814,020)	634,394	(3,106,145)	(2,330,000)

Class R2
Issued	2,089,133	6,200,908	1,887,581	5,576,695
Reinvested	509,975	389,006	533,136	375,513
Redeemed	(2,571,579)	(5,324,574)	(2,435,802)	(5,164,833)

Change in Class R2 Shares	27,529	1,265,340	(15,085)	787,375

Class R3 (a)
Issued	709,112	279,367	438,911	474,551
Reinvested	28,951	611	28,316	717
Redeemed	(24,269)	(24,167)	(72,309)	(35,682)

Change in Class R3 Shares	713,794	255,811	394,918	439,586

Class R4 (a)
Issued	231,622	2,150	107,990	2,081
Reinvested	7,928	34	3,889	32
Redeemed	(2,820)	—	(5,337)	—

Change in Class R4 Shares	236,730	2,184	106,542	2,113

Class R5
Issued	9,504,112	30,679,595	9,242,546	29,408,459
Reinvested	4,064,986	4,050,186	4,428,617	3,999,281
Redeemed	(39,078,986)	(37,240,871)	(40,562,903)	(32,070,024)

Change in Class R5 Shares	(25,509,888)	(2,511,090)	(26,891,740)	1,337,716

Class R6 (a)
Issued	34,702,511	24,828,333	30,956,215	19,992,022
Reinvested	1,922,948	642,664	1,629,337	507,856
Redeemed	(3,690,076)	(6,426,972)	(3,334,327)	(7,070,065)

Change in Class R6 Shares	32,935,383	19,044,025	29,251,225	13,429,813

(a)	Commencement of offering of class of shares effective September 9, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	JPMORGAN SMARTRETIREMENT FUNDS	65

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan SmartRetirement 2045 Fund		JPMorgan SmartRetirement 2050 Fund
	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$114,682,366	$288,291,287	$115,663,661	$284,976,672
Distributions reinvested	31,210,745	20,842,316	25,169,986	16,740,589
Cost of shares redeemed	(127,288,065)	(250,701,090)	(115,444,921)	(240,981,768)

Change in net assets resulting from Class A capital transactions	$18,605,046	$58,432,513	$25,388,726	$60,735,493

Class C
Proceeds from shares issued	$1,472,849	$3,961,676	$1,527,369	$4,473,339
Distributions reinvested	332,638	263,905	332,342	249,101
Cost of shares redeemed	(4,719,714)	(6,601,324)	(4,012,554)	(5,735,040)

Change in net assets resulting from Class C capital transactions	$(2,914,227)	$(2,375,743)	$(2,152,843)	$(1,012,600)

Class I				–
Proceeds from shares issued	$50,501,819	$128,077,925	$60,083,416	$165,178,125
Distributions reinvested	18,146,580	11,989,835	16,337,118	11,919,602
Cost of shares redeemed	(126,139,609)	(105,855,081)	(109,109,373)	(175,933,995)

Change in net assets resulting from Class I capital transactions	$(57,491,210)	$34,212,679	$(32,688,839)	$1,163,732

Class R2
Proceeds from shares issued	$34,656,813	$85,607,346	$30,804,604	$78,158,676
Distributions reinvested	7,264,611	4,612,562	6,273,637	4,003,262
Cost of shares redeemed	(39,904,951)	(64,341,014)	(35,412,036)	(52,248,179)

Change in net assets resulting from Class R2 capital transactions	$2,016,473	$25,878,894	$1,666,205	$29,913,759

Class R3 (a)
Proceeds from shares issued	$7,118,597	$3,247,069	$6,580,704	$5,982,980
Distributions reinvested	315,232	4,696	392,557	8,493
Cost of shares redeemed	(194,895)	(262,156)	(628,900)	(129,969)

Change in net assets resulting from Class R3 capital transactions	$7,238,934	$2,989,609	$6,344,361	$5,861,504

Class R4 (a)
Proceeds from shares issued	$860,484	$32,970	$608,017	$45,735
Distributions reinvested	32,258	607	14,275	641
Cost of shares redeemed	(9,154)	—	(260,285)	—

Change in net assets resulting from Class R4 capital transactions	$883,588	$33,577	$362,007	$46,376

Class R5
Proceeds from shares issued	$171,508,539	$429,423,797	$178,198,264	$438,115,930
Distributions reinvested	59,642,280	48,790,680	52,851,087	40,428,255
Cost of shares redeemed	(604,750,173)	(447,160,910)	(516,537,626)	(343,629,945)

Change in net assets resulting from Class R5 capital transactions	$(373,599,354)	$31,053,567	$(285,488,275)	$134,914,240

Class R6
Proceeds from shares issued	$542,167,174	$322,907,191	$422,210,038	$222,658,789
Distributions reinvested	27,111,169	8,205,546	16,890,064	4,938,273
Cost of shares redeemed	(52,167,151)	(88,621,390)	(45,197,814)	(97,968,094)

Change in net assets resulting from Class R6 capital transactions	$517,111,192	$242,491,347	$393,902,288	$129,628,968

Total change in net assets resulting from capital transactions	$111,850,442	$392,716,443	$107,333,630	$361,251,472

(a)	Commencement of offering of class of shares effective September 9, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.

66	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2017

	JPMorgan SmartRetirement 2045 Fund		JPMorgan SmartRetirement 2050 Fund
	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017
SHARE TRANSACTIONS:
Class A
Issued	5,437,656	15,252,580	5,499,355	15,108,922
Reinvested	1,454,456	1,123,708	1,175,027	904,038
Redeemed	(6,002,670)	(13,145,070)	(5,462,414)	(12,700,799)

Change in Class A Shares	889,442	3,231,218	1,211,968	3,312,161

Class C
Issued	70,393	212,426	73,133	240,483
Reinvested	15,619	14,446	15,647	13,677
Redeemed	(225,492)	(351,293)	(193,396)	(305,770)

Change in Class C Shares	(139,480)	(124,421)	(104,616)	(51,610)

Class I
Issued	2,393,614	6,754,362	2,849,364	8,735,889
Reinvested	842,792	643,250	760,095	641,231
Redeemed	(5,943,092)	(5,586,872)	(5,142,465)	(9,222,564)

Change in Class I Shares	(2,706,686)	1,810,740	(1,533,006)	154,556

Class R2
Issued	1,656,314	4,556,765	1,475,605	4,162,550
Reinvested	339,777	250,692	293,986	217,894
Redeemed	(1,907,930)	(3,397,672)	(1,698,388)	(2,762,844)

Change in Class R2 Shares	88,161	1,409,785	71,203	1,617,600

Class R3 (a)
Issued	334,256	164,727	315,191	307,342
Reinvested	14,724	238	18,373	428
Redeemed	(9,303)	(13,286)	(29,551)	(6,570)

Change in Class R3 Shares	339,677	151,679	304,013	301,200

Class R4 (a)
Issued	40,627	1,732	28,610	2,365
Reinvested	1,500	32	665	34
Redeemed	(432)	—	(12,184)	—

Change in Class R4 Shares	41,695	1,764	17,091	2,399

Class R5
Issued	8,114,952	22,587,928	8,452,589	23,022,711
Reinvested	2,767,985	2,614,724	2,454,944	2,168,324
Redeemed	(28,449,870)	(23,529,943)	(24,250,197)	(18,123,443)

Change in Class R5 Shares	(17,566,933)	1,672,709	(13,342,664)	7,067,592

Class R6
Issued	25,473,727	16,978,137	19,777,079	11,704,389
Reinvested	1,257,925	438,074	784,287	263,624
Redeemed	(2,457,340)	(4,728,090)	(2,127,674)	(5,202,804)

Change in Class R6 Shares	24,274,312	12,688,121	18,433,692	6,765,209

(a)	Commencement of offering of class of shares effective September 9, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	JPMORGAN SMARTRETIREMENT FUNDS	67

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan SmartRetirement 2055 Fund		JPMorgan SmartRetirement 2060 Fund
	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017	Six Months Ended December 31, 2017 (Unaudited)	Period Ended June 30, 2017 (a)
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$70,311,171	$137,429,106	$4,784,620	$2,112,981
Distributions reinvested	7,616,939	4,410,591	104,391	4,278
Cost of shares redeemed	(49,526,342)	(83,771,387)	(451,500)	(85,379)

Change in net assets resulting from Class A capital transactions	$28,401,768	$58,068,310	$4,437,511	$2,031,880

Class C
Proceeds from shares issued	$972,734	$1,512,735	$49,186	$29,658
Distributions reinvested	91,528	48,981	1,207	196
Cost of shares redeemed	(923,353)	(1,457,482)	(238)	—

Change in net assets resulting from Class C capital transactions	$140,909	$104,234	$50,155	$29,854

Class I
Proceeds from shares issued	$33,259,304	$68,456,123	$2,181,403	$2,790,729
Distributions reinvested	4,838,060	2,783,351	71,114	20,787
Cost of shares redeemed	(45,594,704)	(30,403,859)	(1,381,373)	(54,783)

Change in net assets resulting from Class I capital transactions	$(7,497,340)	$40,835,615	$871,144	$2,756,733

Class R2
Proceeds from shares issued	$21,097,993	$45,667,136	$576,286	$258,175
Distributions reinvested	2,314,506	1,312,688	12,409	393
Cost of shares redeemed	(18,604,704)	(20,219,006)	(38,771)	(10,388)

Change in net assets resulting from Class R2 capital transactions	$4,807,795	$26,760,818	$549,924	$248,180

Class R3 (b)
Proceeds from shares issued	$2,429,933	$1,320,177	$488,581	$169,890
Distributions reinvested	99,590	2,348	8,811	378
Cost of shares redeemed	(258,269)	(49,369)	(70,208)	(181)

Change in net assets resulting from Class R3 capital transactions	$2,271,254	$1,273,156	$427,184	$170,087

Class R4 (b)
Proceeds from shares issued	$446,604	$20,000	$97,447	$20,000
Distributions reinvested	14,098	546	2,163	289

Change in net assets resulting from Class R4 capital transactions	$460,702	$20,546	$99,610	$20,289

Class R5
Proceeds from shares issued	$105,667,288	$208,989,276	$5,374,464	$4,401,949
Distributions reinvested	15,849,632	10,769,454	146,157	10,077
Cost of shares redeemed	(181,760,985)	(130,282,591)	(1,364,863)	(459,581)

Change in net assets resulting from Class R5 capital transactions	$(60,244,065)	$89,476,139	$4,155,758	$3,952,445

Class R6
Proceeds from shares issued	$196,930,451	$104,046,410	$8,479,871	$1,912,761
Distributions reinvested	6,809,999	1,781,860	139,401	3,539
Cost of shares redeemed	(21,038,730)	(22,689,667)	(1,537,556)	(357,380)

Change in net assets resulting from Class R6 capital transactions	$182,701,720	$83,138,603	$7,081,716	$1,558,920

Total change in net assets resulting from capital transactions	$151,042,743	$299,677,421	$17,673,002	$10,768,388

(a)	Commencement of operations was August 31, 2016.
(b)	Commencement of offering of class of shares effective September 9, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.

68	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2017

	JPMorgan SmartRetirement 2055 Fund		JPMorgan SmartRetirement 2060 Fund
	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017	Six Months Ended December 31, 2017 (Unaudited)	Period Ended June 30, 2017 (a)
SHARE TRANSACTIONS:
Class A
Issued	2,995,390	6,534,974	271,088	132,156
Reinvested	318,556	213,935	5,808	267
Redeemed	(2,101,578)	(3,956,632)	(25,715)	(5,348)

Change in Class A Shares	1,212,368	2,792,277	251,181	127,075

Class C
Issued	41,687	72,229	2,744	1,933
Reinvested	3,843	2,407	67	13
Redeemed	(39,680)	(70,577)	(13)	—

Change in Class C Shares	5,850	4,059	2,798	1,946

Class I
Issued	1,416,999	3,252,941	125,240	178,865
Reinvested	201,984	134,540	3,957	1,349
Redeemed	(1,941,965)	(1,440,788)	(78,289)	(3,450)

Change in Class I Shares	(322,982)	1,946,693	50,908	176,764

Class R2
Issued	905,730	2,179,299	33,108	16,056
Reinvested	96,947	64,099	690	25
Redeemed	(800,360)	(957,804)	(2,184)	(652)

Change in Class R2 Shares	202,317	1,285,594	31,614	15,429

Class R3 (b)
Issued	103,750	60,687	27,860	10,629
Reinvested	4,173	108	490	24
Redeemed	(10,981)	(2,231)	(3,917)	(11)

Change in Class R3 Shares	96,942	58,564	24,433	10,642

Class R4 (b)
Issued	18,708	984	5,597	1,350
Reinvested	588	27	120	19

Change in Class R4 Shares	19,296	1,011	5,717	1,369

Class R5
Issued	4,510,718	9,915,372	306,052	273,066
Reinvested	661,332	520,235	8,133	623
Redeemed	(7,673,106)	(6,171,870)	(77,505)	(28,103)

Change in Class R5 Shares	(2,501,056)	4,263,737	236,680	245,586

Class R6
Issued	8,317,352	4,899,231	484,377	118,446
Reinvested	284,042	85,582	7,745	217
Redeemed	(890,407)	(1,085,594)	(87,857)	(22,318)

Change in Class R6 Shares	7,710,987	3,899,219	404,265	96,345

(a)	Commencement of operations was August 31, 2016.
(b)	Commencement of offering of class of shares effective September 9, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	JPMORGAN SMARTRETIREMENT FUNDS	69

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
SmartRetirement Income Fund
Class A
Six Months Ended December 31, 2017 (Unaudited)	$18.14	$0.21		$0.74	$0.95	$(0.24)	$(0.27)	$(0.51)
Year Ended June 30, 2017	17.30	0.39	(h)	0.83	1.22	(0.38)	—	(0.38)
Year Ended June 30, 2016	17.60	0.32		(0.19)	0.13	(0.37)	(0.06)	(0.43)
Year Ended June 30, 2015	17.72	0.32	(h)	0.00 (i)	0.32	(0.44)	—	(0.44)
Year Ended June 30, 2014	16.41	0.36		1.38	1.74	(0.43)	—	(0.43)
Year Ended June 30, 2013	15.79	0.36		0.66	1.02	(0.40)	—	(0.40)

Class C
Six Months Ended December 31, 2017 (Unaudited)	18.07	0.14		0.74	0.88	(0.17)	(0.27)	(0.44)
Year Ended June 30, 2017	17.23	0.27	(h)	0.83	1.10	(0.26)	—	(0.26)
Year Ended June 30, 2016	17.53	0.21		(0.19)	0.02	(0.26)	(0.06)	(0.32)
Year Ended June 30, 2015	17.66	0.20	(h)	0.00 (i)	0.20	(0.33)	—	(0.33)
Year Ended June 30, 2014	16.36	0.26		1.36	1.62	(0.32)	—	(0.32)
Year Ended June 30, 2013	15.75	0.25		0.66	0.91	(0.30)	—	(0.30)

Class I
Six Months Ended December 31, 2017 (Unaudited)	18.17	0.22		0.75	0.97	(0.25)	(0.27)	(0.52)
Year Ended June 30, 2017	17.33	0.40	(h)	0.84	1.24	(0.40)	—	(0.40)
Year Ended June 30, 2016	17.63	0.34		(0.20)	0.14	(0.38)	(0.06)	(0.44)
Year Ended June 30, 2015	17.75	0.34	(h)	0.00 (i)	0.34	(0.46)	—	(0.46)
Year Ended June 30, 2014	16.43	0.37		1.39	1.76	(0.44)	—	(0.44)
Year Ended June 30, 2013	15.81	0.38		0.66	1.04	(0.42)	—	(0.42)

Class R2
Six Months Ended December 31, 2017 (Unaudited)	18.10	0.17		0.74	0.91	(0.20)	(0.27)	(0.47)
Year Ended June 30, 2017	17.26	0.34	(h)	0.83	1.17	(0.33)	—	(0.33)
Year Ended June 30, 2016	17.57	0.28		(0.20)	0.08	(0.33)	(0.06)	(0.39)
Year Ended June 30, 2015	17.69	0.28	(h)	0.00 (i)	0.28	(0.40)	—	(0.40)
Year Ended June 30, 2014	16.39	0.31		1.38	1.69	(0.39)	—	(0.39)
Year Ended June 30, 2013	15.77	0.32		0.67	0.99	(0.37)	—	(0.37)

Class R3
Six Months Ended December 31, 2017 (Unaudited)	18.10	0.27		0.67	0.94	(0.24)	(0.27)	(0.51)
September 9, 2016 (j) through June 30, 2017	17.56	0.35	(h)	0.58	0.93	(0.39)	—	(0.39)

Class R4
Six Months Ended December 31, 2017 (Unaudited)	18.17	0.32		0.64	0.96	(0.26)	(0.27)	(0.53)
September 9, 2016 (j) through June 30, 2017	17.59	0.33	(h)	0.64	0.97	(0.39)	—	(0.39)

Class R5
Six Months Ended December 31, 2017 (Unaudited)	18.20	0.23		0.75	0.98	(0.26)	(0.27)	(0.53)
Year Ended June 30, 2017	17.36	0.43	(h)	0.83	1.26	(0.42)	—	(0.42)
Year Ended June 30, 2016	17.66	0.36		(0.19)	0.17	(0.41)	(0.06)	(0.47)
Year Ended June 30, 2015	17.78	0.36	(h)	0.00 (i)	0.36	(0.48)	—	(0.48)
Year Ended June 30, 2014	16.46	0.39		1.40	1.79	(0.47)	—	(0.47)
Year Ended June 30, 2013	15.83	0.40		0.67	1.07	(0.44)	—	(0.44)

Class R6
Six Months Ended December 31, 2017 (Unaudited)	18.20	0.26		0.73	0.99	(0.27)	(0.27)	(0.54)
Year Ended June 30, 2017	17.36	0.47	(h)	0.80	1.27	(0.43)	—	(0.43)
Year Ended June 30, 2016	17.66	0.37		(0.19)	0.18	(0.42)	(0.06)	(0.48)
November 3, 2014 (j) through June 30, 2015	17.75	0.49	(h)	(0.18)	0.31	(0.40)	—	(0.40)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(f)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(g)	Does not include expenses of Underlying Funds.
(h)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(i)	Amount rounds to less than $0.005.
(j)	Commencement of offering of class of shares.
(k)	Amount rounds to less than 0.005%.

SEE NOTES TO FINANCIAL STATEMENTS.

70	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2017

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period	Net expenses (f)(g)	Net investment income (loss) (b)		Expenses without waivers and reimbursements and earnings credits (g)		Portfolio turnover rate (d)

$18.58	5.26%	$1,232,768,679	0.30%	2.29%		0.52%		13%
18.14	7.14	1,272,206,671	0.29	2.20	(h)	0.56		21
17.30	0.81	619,792,804	0.28	1.86		0.58		29
17.60	1.81	600,404,300	0.27	1.80	(h)	0.58		10
17.72	10.68	535,792,964	0.27	2.09		0.57		11
16.41	6.48	207,251,354	0.27	2.16		0.57		20

18.51	4.92	30,555,035	0.94	1.49		1.02		13
18.07	6.44	43,741,512	0.94	1.54	(h)	1.05		21
17.23	0.16	24,969,601	0.94	1.22		1.08		29
17.53	1.12	24,249,797	0.92	1.15	(h)	1.09		10
17.66	9.98	20,874,415	0.92	1.54		1.07		11
16.36	5.80	6,649,282	0.92	1.53		1.07		20

18.62	5.37	516,463,036	0.19	2.39		0.26		13
18.17	7.22	556,179,393	0.19	2.28	(h)	0.30		21
17.33	0.90	298,322,644	0.18	1.97		0.32		29
17.63	1.91	304,856,274	0.17	1.91	(h)	0.34		10
17.75	10.82	299,870,855	0.17	2.17		0.32		11
16.43	6.57	115,267,735	0.17	2.27		0.32		20

18.54	5.03	218,578,582	0.75	1.84		0.76		13
18.10	6.82	229,706,224	0.59	1.90	(h)	0.84		21
17.26	0.50	110,807,390	0.53	1.61		0.87		29
17.57	1.58	99,663,111	0.52	1.56	(h)	0.87		10
17.69	10.39	87,275,247	0.52	1.80		0.82		11
16.39	6.26	31,858,647	0.52	1.96		0.82		20

18.53	5.19	10,872,318	0.50	2.90		0.52		13
18.10	5.35	2,507,962	0.50	2.41	(h)	0.58		21

18.60	5.29	4,090,903	0.25	3.34		0.72		13
18.17	5.61	21,118	0.25	2.28	(h)	0.35		21

18.65	5.41	1,606,007,207	0.10	2.45		0.11		13
18.20	7.32	1,883,558,005	0.09	2.40	(h)	0.15		21
17.36	1.03	1,005,529,297	0.05	2.09		0.16		29
17.66	2.04	833,438,828	0.03	2.00	(h)	0.16		10
17.78	10.96	809,213,832	0.02	2.24		0.17		11
16.46	6.79	393,543,989	0.02	2.40		0.17		20

18.65	5.46	733,889,283	0.00	2.78		0.01		13
18.20	7.42	476,562,618	0.00	2.63	(h)	0.01		21
17.36	1.09	101,641,201	0.00	2.15		0.00	(k)	29
17.66	1.76	208,521,972	0.00	4.22	(h)	0.00	(k)	10

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	JPMORGAN SMARTRETIREMENT FUNDS	71

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
SmartRetirement 2020 Fund
Class A
Six Months Ended December 31, 2017 (Unaudited)	$19.14	$0.23		$1.02	$1.25	$(0.27)	$(0.39)	$(0.66)
Year Ended June 30, 2017	17.95	0.38	(h)	1.31	1.69	(0.40)	(0.10)	(0.50)
Year Ended June 30, 2016	18.50	0.32		(0.30)	0.02	(0.38)	(0.19)	(0.57)
Year Ended June 30, 2015	18.62	0.34	(h)	0.25	0.59	(0.49)	(0.22)	(0.71)
Year Ended June 30, 2014	16.70	0.33		2.13	2.46	(0.47)	(0.07)	(0.54)
Year Ended June 30, 2013	15.41	0.35		1.34	1.69	(0.40)	—	(0.40)

Class C
Six Months Ended December 31, 2017 (Unaudited)	19.06	0.16		1.02	1.18	(0.20)	(0.39)	(0.59)
Year Ended June 30, 2017	17.87	0.25	(h)	1.31	1.56	(0.27)	(0.10)	(0.37)
Year Ended June 30, 2016	18.42	0.21		(0.31)	(0.10)	(0.26)	(0.19)	(0.45)
Year Ended June 30, 2015	18.56	0.21	(h)	0.24	0.45	(0.37)	(0.22)	(0.59)
Year Ended June 30, 2014	16.65	0.21		2.13	2.34	(0.36)	(0.07)	(0.43)
Year Ended June 30, 2013	15.37	0.25		1.33	1.58	(0.30)	—	(0.30)

Class I
Six Months Ended December 31, 2017 (Unaudited)	19.20	0.24		1.03	1.27	(0.28)	(0.39)	(0.67)
Year Ended June 30, 2017	18.00	0.40	(h)	1.31	1.71	(0.41)	(0.10)	(0.51)
Year Ended June 30, 2016	18.55	0.34		(0.30)	0.04	(0.40)	(0.19)	(0.59)
Year Ended June 30, 2015	18.68	0.36	(h)	0.23	0.59	(0.50)	(0.22)	(0.72)
Year Ended June 30, 2014	16.75	0.35		2.14	2.49	(0.49)	(0.07)	(0.56)
Year Ended June 30, 2013	15.45	0.36		1.35	1.71	(0.41)	—	(0.41)

Class R2
Six Months Ended December 31, 2017 (Unaudited)	19.09	0.19		1.01	1.20	(0.23)	(0.39)	(0.62)
Year Ended June 30, 2017	17.90	0.32	(h)	1.31	1.63	(0.34)	(0.10)	(0.44)
Year Ended June 30, 2016	18.45	0.28		(0.30)	(0.02)	(0.34)	(0.19)	(0.53)
Year Ended June 30, 2015	18.58	0.29	(h)	0.24	0.53	(0.44)	(0.22)	(0.66)
Year Ended June 30, 2014	16.67	0.29		2.12	2.41	(0.43)	(0.07)	(0.50)
Year Ended June 30, 2013	15.39	0.32		1.32	1.64	(0.36)	—	(0.36)

Class R3
Six Months Ended December 31, 2017 (Unaudited)	19.10	0.25		0.98	1.23	(0.26)	(0.39)	(0.65)
September 9, 2016 (i) through June 30, 2017	18.29	0.28	(h)	1.03	1.31	(0.40)	(0.10)	(0.50)

Class R4
Six Months Ended December 31, 2017 (Unaudited)	19.19	0.36		0.90	1.26	(0.29)	(0.39)	(0.68)
September 9, 2016 (i) through June 30, 2017	18.35	0.35	(h)	1.00	1.35	(0.41)	(0.10)	(0.51)

Class R5
Six Months Ended December 31, 2017 (Unaudited)	19.22	0.25		1.03	1.28	(0.29)	(0.39)	(0.68)
Year Ended June 30, 2017	18.02	0.42	(h)	1.32	1.74	(0.44)	(0.10)	(0.54)
Year Ended June 30, 2016	18.57	0.37		(0.31)	0.06	(0.42)	(0.19)	(0.61)
Year Ended June 30, 2015	18.69	0.38	(h)	0.25	0.63	(0.53)	(0.22)	(0.75)
Year Ended June 30, 2014	16.76	0.38		2.13	2.51	(0.51)	(0.07)	(0.58)
Year Ended June 30, 2013	15.46	0.40		1.34	1.74	(0.44)	—	(0.44)

Class R6
Six Months Ended December 31, 2017 (Unaudited)	19.23	0.30		0.99	1.29	(0.30)	(0.39)	(0.69)
Year Ended June 30, 2017	18.03	0.45	(h)	1.30	1.75	(0.45)	(0.10)	(0.55)
Year Ended June 30, 2016	18.58	0.40		(0.33)	0.07	(0.43)	(0.19)	(0.62)
November 3, 2014 (i) through June 30, 2015	18.75	0.27	(h)	0.23	0.50	(0.45)	(0.22)	(0.67)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(f)	Does not include expenses of Underlying Funds.
(g)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(h)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of classes.
(i)	Commencement of offering of class of shares.
(j)	Amount rounds to less than 0.005%.

SEE NOTES TO FINANCIAL STATEMENTS.

72	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2017

	Ratios/Suppilemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period	Net expenses (f)(g)	Net investment income (loss) (b)		Expenses without waivers and reimbursements and earnings credits (f)		Portfolio turnover rate (d)

$19.73	6.52%	$1,709,988,172	0.33%	2.35%		0.51%		16%
19.14	9.55	1,698,638,664	0.31	2.03	(h)	0.54		20
17.95	0.22	1,574,360,821	0.30	1.82		0.57		19
18.50	3.23	1,413,064,773	0.28	1.80	(h)	0.56		8
18.62	14.87	1,106,943,955	0.28	1.86		0.55		9
16.70	11.04	652,936,166	0.28	2.16		0.57		23

19.65	6.20	39,324,351	0.96	1.60		1.02		16
19.06	8.86	47,919,707	0.96	1.37	(h)	1.06		20
17.87	(0.43)	55,337,034	0.95	1.17		1.08		19
18.42	2.50	56,200,731	0.93	1.15	(h)	1.08		8
18.56	14.17	41,225,755	0.93	1.20		1.05		9
16.65	10.33	26,331,781	0.93	1.50		1.07		23

19.80	6.61	853,726,878	0.21	2.45		0.26		16
19.20	9.68	894,064,434	0.21	2.15	(h)	0.29		20
18.00	0.31	943,672,820	0.20	1.92		0.31		19
18.55	3.26	964,095,152	0.18	1.91	(h)	0.30		8
18.68	14.99	837,787,313	0.18	1.95		0.30		9
16.75	11.17	579,236,917	0.18	2.18		0.32		23

19.67	6.26	383,790,366	0.75	1.93		0.76		16
19.09	9.24	379,082,287	0.60	1.75	(h)	0.81		20
17.90	(0.02)	383,079,281	0.55	1.57		0.83		19
18.45	2.94	303,004,617	0.53	1.55	(h)	0.83		8
18.58	14.58	229,054,335	0.53	1.63		0.80		9
16.67	10.75	123,433,251	0.53	1.96		0.82		23

19.68	6.43	13,644,711	0.50	2.52		0.51		16
19.10	7.31	4,816,368	0.50	1.82	(h)	0.54		20

19.77	6.55	2,064,470	0.25	3.56		0.65		16
19.19	7.54	26,608	0.25	2.35	(h)	0.35		20

19.82	6.66	2,987,725,914	0.10	2.51		0.11		16
19.22	9.80	3,406,306,984	0.09	2.26	(h)	0.13		20
18.02	0.44	3,514,258,427	0.07	2.04		0.14		19
18.57	3.45	3,238,307,085	0.04	2.02	(h)	0.15		8
18.69	15.14	2,288,844,154	0.03	2.12		0.15		9
16.76	11.33	1,199,064,978	0.03	2.39		0.17		23

19.83	6.71	1,192,734,274	0.00	3.01		0.01		16
19.23	9.90	644,741,611	0.00	2.39	(h)	0.00	(j)	20
18.03	0.51	309,810,854	0.00	2.22		0.00	(j)	19
18.58	2.73	96,486,068	0.00	2.14	(h)	0.00	(j)	8

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	JPMORGAN SMARTRETIREMENT FUNDS	73

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
SmartRetirement 2025 Fund
Class A
Six Months Ended December 31, 2017 (Unaudited)	$18.75	$0.22		$1.20	$1.42	$(0.26)	$(0.38)	$(0.64)
Year Ended June 30, 2017	17.31	0.34	(h)	1.60	1.94	(0.35)	(0.15)	(0.50)
Year Ended June 30, 2016	17.97	0.28		(0.40)	(0.12)	(0.35)	(0.19)	(0.54)
Year Ended June 30, 2015	18.00	0.30	(h)	0.35	0.65	(0.47)	(0.21)	(0.68)
Year Ended June 30, 2014	16.03	0.29		2.39	2.68	(0.45)	(0.26)	(0.71)
Year Ended June 30, 2013	14.50	0.32		1.58	1.90	(0.36)	(0.01)	(0.37)

Class C
Six Months Ended December 31, 2017 (Unaudited)	18.69	0.15		1.20	1.35	(0.20)	(0.38)	(0.58)
Year Ended June 30, 2017	17.24	0.22	(h)	1.61	1.83	(0.23)	(0.15)	(0.38)
Year Ended June 30, 2016	17.91	0.17		(0.42)	(0.25)	(0.23)	(0.19)	(0.42)
Year Ended June 30, 2015	17.95	0.18	(h)	0.36	0.54	(0.37)	(0.21)	(0.58)
Year Ended June 30, 2014	16.00	0.18		2.37	2.55	(0.34)	(0.26)	(0.60)
Year Ended June 30, 2013	14.48	0.22		1.58	1.80	(0.27)	(0.01)	(0.28)

Class I
Six Months Ended December 31, 2017 (Unaudited)	18.79	0.23		1.20	1.43	(0.27)	(0.38)	(0.65)
Year Ended June 30, 2017	17.34	0.36	(h)	1.61	1.97	(0.37)	(0.15)	(0.52)
Year Ended June 30, 2016	18.01	0.30		(0.42)	(0.12)	(0.36)	(0.19)	(0.55)
Year Ended June 30, 2015	18.04	0.32	(h)	0.35	0.67	(0.49)	(0.21)	(0.70)
Year Ended June 30, 2014	16.06	0.31		2.39	2.70	(0.46)	(0.26)	(0.72)
Year Ended June 30, 2013	14.52	0.34		1.59	1.93	(0.38)	(0.01)	(0.39)

Class R2
Six Months Ended December 31, 2017 (Unaudited)	18.69	0.18		1.19	1.37	(0.22)	(0.38)	(0.60)
Year Ended June 30, 2017	17.25	0.29	(h)	1.60	1.89	(0.30)	(0.15)	(0.45)
Year Ended June 30, 2016	17.92	0.24		(0.41)	(0.17)	(0.31)	(0.19)	(0.50)
Year Ended June 30, 2015	17.95	0.25	(h)	0.36	0.61	(0.43)	(0.21)	(0.64)
Year Ended June 30, 2014	16.00	0.25		2.37	2.62	(0.41)	(0.26)	(0.67)
Year Ended June 30, 2013	14.47	0.29		1.58	1.87	(0.33)	(0.01)	(0.34)

Class R3
Six Months Ended December 31, 2017 (Unaudited)	18.72	0.33		1.06	1.39	(0.26)	(0.38)	(0.64)
September 9, 2016 (i) through June 30, 2017	17.69	0.23	(h)	1.31	1.54	(0.36)	(0.15)	(0.51)

Class R4
Six Months Ended December 31, 2017 (Unaudited)	18.78	0.35		1.08	1.43	(0.28)	(0.38)	(0.66)
September 9, 2016 (i) through June 30, 2017	17.73	0.29	(h)	1.29	1.58	(0.38)	(0.15)	(0.53)

Class R5
Six Months Ended December 31, 2017 (Unaudited)	18.81	0.24		1.21	1.45	(0.28)	(0.38)	(0.66)
Year Ended June 30, 2017	17.36	0.38	(h)	1.61	1.99	(0.39)	(0.15)	(0.54)
Year Ended June 30, 2016	18.03	0.32		(0.41)	(0.09)	(0.39)	(0.19)	(0.58)
Year Ended June 30, 2015	18.05	0.34	(h)	0.37	0.71	(0.52)	(0.21)	(0.73)
Year Ended June 30, 2014	16.07	0.34		2.39	2.73	(0.49)	(0.26)	(0.75)
Year Ended June 30, 2013	14.53	0.35		1.60	1.95	(0.40)	(0.01)	(0.41)

Class R6
Six Months Ended December 31, 2017 (Unaudited)	18.82	0.29		1.16	1.45	(0.29)	(0.38)	(0.67)
Year Ended June 30, 2017	17.36	0.41	(h)	1.61	2.02	(0.41)	(0.15)	(0.56)
Year Ended June 30, 2016	18.03	0.35		(0.43)	(0.08)	(0.40)	(0.19)	(0.59)
November 3, 2014 (i) through June 30, 2015	18.13	0.24	(h)	0.32	0.56	(0.45)	(0.21)	(0.66)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(d)	Not annualized for periods less than one year.
(e)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(f)	Does not include expenses of Underlying Funds.
(g)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(h)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of classes.
(i)	Commencement of offering of class of shares.
(j)	Amount rounds to less than 0.005%.

SEE NOTES TO FINANCIAL STATEMENTS.

74	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2017

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period	Net expenses (f)(g)	Net investment income (loss) (c)		Expenses without waivers and reimbursements and earnings credits (f)		Portfolio turnover rate (d)

$19.53	7.59%	$1,931,242,010	0.34%	2.27%		0.51%		18%
18.75	11.42	1,839,098,058	0.32	1.88	(h)	0.54		16
17.31	(0.59)	1,581,781,922	0.31	1.65		0.56		17
17.97	3.74	1,322,590,934	0.29	1.66	(h)	0.56		8
18.00	16.96	949,827,525	0.29	1.69		0.56		7
16.03	13.23	524,850,362	0.29	2.03		0.58		14

19.46	7.22	43,050,068	0.97	1.52		1.02		18
18.69	10.79	50,947,959	0.97	1.22	(h)	1.05		16
17.24	(1.30)	53,254,672	0.96	0.99		1.09		17
17.91	3.07	53,305,463	0.94	1.01	(h)	1.08		8
17.95	16.18	36,336,181	0.94	1.05		1.06		7
16.00	12.54	20,270,701	0.94	1.41		1.08		14

19.57	7.64	915,521,417	0.22	2.39		0.26		18
18.79	11.56	928,710,192	0.22	1.97	(h)	0.29		16
17.34	(0.55)	855,591,284	0.21	1.75		0.31		17
18.01	3.82	762,445,476	0.19	1.77	(h)	0.31		8
18.04	17.10	592,406,545	0.19	1.78		0.31		7
16.06	13.39	348,288,801	0.19	2.15		0.33		14

19.46	7.35	391,766,787	0.75	1.85		0.76		18
18.69	11.13	384,485,846	0.61	1.60	(h)	0.81		16
17.25	(0.88)	345,519,188	0.56	1.41		0.84		17
17.92	3.50	265,307,239	0.54	1.39	(h)	0.83		8
17.95	16.61	194,791,393	0.54	1.45		0.81		7
16.00	13.01	90,656,793	0.54	1.86		0.83		14

19.47	7.45	18,788,307	0.50	3.32		0.51		18
18.72	8.92	3,644,789	0.50	1.56	(h)	0.56		16

19.55	7.63	3,018,454	0.25	3.54		0.29		18
18.78	9.09	185,054	0.25	1.95	(h)	0.34		16

19.60	7.75	3,031,450,194	0.10	2.44		0.11		18
18.81	11.69	3,347,238,800	0.09	2.12	(h)	0.13		16
17.36	(0.41)	3,245,942,674	0.07	1.88		0.15		17
18.03	4.02	2,752,521,619	0.05	1.89	(h)	0.15		8
18.05	17.25	1,768,679,204	0.04	1.97		0.16		7
16.07	13.54	684,782,838	0.04	2.25		0.18		14

19.60	7.75	1,464,055,118	0.00	2.96		0.01		18
18.82	11.85	796,239,508	0.00	2.26	(h)	0.00	(j)	16
17.36	(0.34)	292,823,052	0.00	2.05		0.00	(j)	17
18.03	3.16	82,127,377	0.00	1.97	(h)	0.00	(j)	8

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	JPMORGAN SMARTRETIREMENT FUNDS	75

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
SmartRetirement 2030 Fund
Class A
Six Months Ended December 31, 2017 (Unaudited)	$20.33	$0.24		$1.57	$1.81	$(0.29)	$(0.48)	$(0.77)
Year Ended June 30, 2017	18.45	0.34	(h)	2.06	2.40	(0.37)	(0.15)	(0.52)
Year Ended June 30, 2016	19.37	0.28		(0.63)	(0.35)	(0.35)	(0.22)	(0.57)
Year Ended June 30, 2015	19.38	0.30	(h)	0.46	0.76	(0.50)	(0.27)	(0.77)
Year Ended June 30, 2014	16.94	0.28		2.86	3.14	(0.48)	(0.22)	(0.70)
Year Ended June 30, 2013	15.05	0.32		1.94	2.26	(0.37)	—	(0.37)

Class C
Six Months Ended December 31, 2017 (Unaudited)	20.15	0.15		1.57	1.72	(0.22)	(0.48)	(0.70)
Year Ended June 30, 2017	18.29	0.22	(h)	2.03	2.25	(0.24)	(0.15)	(0.39)
Year Ended June 30, 2016	19.22	0.16		(0.62)	(0.46)	(0.25)	(0.22)	(0.47)
Year Ended June 30, 2015	19.25	0.17	(h)	0.46	0.63	(0.39)	(0.27)	(0.66)
Year Ended June 30, 2014	16.84	0.16		2.84	3.00	(0.37)	(0.22)	(0.59)
Year Ended June 30, 2013	14.98	0.21		1.92	2.13	(0.27)	—	(0.27)

Class I
Six Months Ended December 31, 2017 (Unaudited)	20.38	0.25		1.57	1.82	(0.30)	(0.48)	(0.78)
Year Ended June 30, 2017	18.49	0.36	(h)	2.07	2.43	(0.39)	(0.15)	(0.54)
Year Ended June 30, 2016	19.41	0.30		(0.63)	(0.33)	(0.37)	(0.22)	(0.59)
Year Ended June 30, 2015	19.42	0.32	(h)	0.46	0.78	(0.52)	(0.27)	(0.79)
Year Ended June 30, 2014	16.98	0.30		2.85	3.15	(0.49)	(0.22)	(0.71)
Year Ended June 30, 2013	15.08	0.31		1.97	2.28	(0.38)	—	(0.38)

Class R2
Six Months Ended December 31, 2017 (Unaudited)	20.26	0.19		1.57	1.76	(0.25)	(0.48)	(0.73)
Year Ended June 30, 2017	18.39	0.29	(h)	2.04	2.33	(0.31)	(0.15)	(0.46)
Year Ended June 30, 2016	19.31	0.23		(0.62)	(0.39)	(0.31)	(0.22)	(0.53)
Year Ended June 30, 2015	19.33	0.25	(h)	0.45	0.70	(0.45)	(0.27)	(0.72)
Year Ended June 30, 2014	16.90	0.24		2.85	3.09	(0.44)	(0.22)	(0.66)
Year Ended June 30, 2013	15.03	0.28		1.92	2.20	(0.33)	—	(0.33)

Class R3
Six Months Ended December 31, 2017 (Unaudited)	20.30	0.28		1.50	1.78	(0.28)	(0.48)	(0.76)
September 9, 2016 (i) through June 30, 2017	18.89	0.21	(h)	1.72	1.93	(0.37)	(0.15)	(0.52)

Class R4
Six Months Ended December 31, 2017 (Unaudited)	20.36	0.41		1.41	1.82	(0.31)	(0.48)	(0.79)
September 9, 2016 (i) through June 30, 2017	18.93	0.33	(h)	1.64	1.97	(0.39)	(0.15)	(0.54)

Class R5
Six Months Ended December 31, 2017 (Unaudited)	20.43	0.25		1.59	1.84	(0.32)	(0.48)	(0.80)
Year Ended June 30, 2017	18.53	0.39	(h)	2.07	2.46	(0.41)	(0.15)	(0.56)
Year Ended June 30, 2016	19.45	0.33		(0.63)	(0.30)	(0.40)	(0.22)	(0.62)
Year Ended June 30, 2015	19.46	0.35	(h)	0.46	0.81	(0.55)	(0.27)	(0.82)
Year Ended June 30, 2014	17.01	0.33		2.86	3.19	(0.52)	(0.22)	(0.74)
Year Ended June 30, 2013	15.11	0.35		1.96	2.31	(0.41)	—	(0.41)

Class R6
Six Months Ended December 31, 2017 (Unaudited)	20.42	0.32		1.54	1.86	(0.33)	(0.48)	(0.81)
Year Ended June 30, 2017	18.53	0.41	(h)	2.06	2.47	(0.43)	(0.15)	(0.58)
Year Ended June 30, 2016	19.45	0.35		(0.64)	(0.29)	(0.41)	(0.22)	(0.63)
November 3, 2014 (i) through June 30, 2015	19.55	0.24	(h)	0.41	0.65	(0.48)	(0.27)	(0.75)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(d)	Not annualized for periods less than one year.
(e)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(f)	Does not include expenses of Underlying Funds.
(g)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(h)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(i)	Commencement of offering of class of shares.
(j)	Amount rounds to less than 0.005%.

SEE NOTES TO FINANCIAL STATEMENTS.

76	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2017

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period	Net expenses (f)(g)	Net investment income (loss) (c)		Expenses without waivers and reimbursements and earnings credits (f)		Portfolio turnover rate (d)

$21.37	8.94%	$2,095,795,501	0.34%	2.20%		0.51%		20%
20.33	13.21	1,989,716,070	0.32	1.77	(h)	0.55		26
18.45	(1.71)	1,719,385,697	0.31	1.53		0.58		22
19.37	4.05	1,479,265,341	0.29	1.54	(h)	0.57		10
19.38	18.75	1,111,610,185	0.29	1.54		0.56		10
16.94	15.12	626,316,366	0.29	1.93		0.59		21

21.17	8.57	39,124,366	0.97	1.42		1.03		20
20.15	12.48	46,297,575	0.97	1.12	(h)	1.07		26
18.29	(2.36)	47,960,623	0.96	0.87		1.11		22
19.22	3.39	53,202,326	0.94	0.88	(h)	1.10		10
19.25	17.96	39,005,729	0.94	0.87		1.06		10
16.84	14.30	25,631,541	0.94	1.27		1.09		21

21.42	8.98	967,752,593	0.22	2.30		0.26		20
20.38	13.34	999,965,327	0.22	1.88	(h)	0.30		26
18.49	(1.62)	997,683,619	0.21	1.63		0.32		22
19.41	4.14	950,009,815	0.19	1.66	(h)	0.32		10
19.42	18.81	781,446,585	0.19	1.64		0.31		10
16.98	15.25	470,179,084	0.19	1.92		0.34		21

21.29	8.70	515,277,615	0.75	1.79		0.76		20
20.26	12.87	492,665,627	0.61	1.48	(h)	0.82		26
18.39	(1.95)	444,975,463	0.56	1.28		0.84		22
19.31	3.77	351,034,923	0.54	1.29	(h)	0.84		10
19.33	18.48	259,005,839	0.54	1.32		0.81		10
16.90	14.76	116,048,480	0.54	1.72		0.84		21

21.32	8.82	19,527,505	0.50	2.61		0.51		20
20.30	10.44	5,048,280	0.50	1.28	(h)	0.53		26

21.39	8.99	3,937,195	0.25	3.74		0.49		20
20.36	10.62	34,690	0.25	2.13	(h)	0.35		26

21.47	9.02	3,322,781,712	0.10	2.35		0.11		20
20.43	13.51	3,803,505,336	0.09	2.01	(h)	0.14		26
18.53	(1.48)	3,512,043,299	0.07	1.77		0.15		22
19.45	4.28	3,091,391,989	0.05	1.77	(h)	0.16		10
19.46	19.00	2,102,751,164	0.04	1.80		0.16		10
17.01	15.39	1,036,751,950	0.04	2.15		0.19		21

21.47	9.13	1,501,429,132	0.00	3.01		0.01		20
20.42	13.56	706,064,859	0.00	2.12	(h)	0.00	(j)	26
18.53	(1.41)	304,091,927	0.00	1.93		0.00	(j)	22
19.45	3.42	96,079,609	0.00	1.84	(h)	0.00	(j)	10

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	JPMORGAN SMARTRETIREMENT FUNDS	77

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
SmartRetirement 2035 Fund
Class A
Six Months Ended December 31, 2017 (Unaudited)	$19.62	$0.22		$1.67	$1.89	$(0.28)	$(0.44)	$(0.72)
Year Ended June 30, 2017	17.59	0.31	(h)	2.21	2.52	(0.33)	(0.16)	(0.49)
Year Ended June 30, 2016	18.59	0.25		(0.70)	(0.45)	(0.33)	(0.22)	(0.55)
Year Ended June 30, 2015	18.56	0.27	(h)	0.50	0.77	(0.48)	(0.26)	(0.74)
Year Ended June 30, 2014	16.15	0.25		2.95	3.20	(0.45)	(0.34)	(0.79)
Year Ended June 30, 2013	14.17	0.28		2.06	2.34	(0.33)	(0.03)	(0.36)

Class C
Six Months Ended December 31, 2017 (Unaudited)	19.47	0.14		1.66	1.80	(0.21)	(0.44)	(0.65)
Year Ended June 30, 2017	17.45	0.19	(h)	2.20	2.39	(0.21)	(0.16)	(0.37)
Year Ended June 30, 2016	18.47	0.13		(0.70)	(0.57)	(0.23)	(0.22)	(0.45)
Year Ended June 30, 2015	18.46	0.15	(h)	0.50	0.65	(0.38)	(0.26)	(0.64)
Year Ended June 30, 2014	16.08	0.13		2.93	3.06	(0.34)	(0.34)	(0.68)
Year Ended June 30, 2013	14.12	0.18		2.05	2.23	(0.24)	(0.03)	(0.27)

Class I
Six Months Ended December 31, 2017 (Unaudited)	19.71	0.23		1.68	1.91	(0.29)	(0.44)	(0.73)
Year Ended June 30, 2017	17.67	0.33	(h)	2.22	2.55	(0.35)	(0.16)	(0.51)
Year Ended June 30, 2016	18.67	0.27		(0.71)	(0.44)	(0.34)	(0.22)	(0.56)
Year Ended June 30, 2015	18.63	0.30	(h)	0.49	0.79	(0.49)	(0.26)	(0.75)
Year Ended June 30, 2014	16.21	0.26		2.96	3.22	(0.46)	(0.34)	(0.80)
Year Ended June 30, 2013	14.23	0.30		2.05	2.35	(0.34)	(0.03)	(0.37)

Class R2
Six Months Ended December 31, 2017 (Unaudited)	19.57	0.18		1.66	1.84	(0.24)	(0.44)	(0.68)
Year Ended June 30, 2017	17.54	0.26	(h)	2.21	2.47	(0.28)	(0.16)	(0.44)
Year Ended June 30, 2016	18.54	0.21		(0.71)	(0.50)	(0.28)	(0.22)	(0.50)
Year Ended June 30, 2015	18.52	0.22	(h)	0.49	0.71	(0.43)	(0.26)	(0.69)
Year Ended June 30, 2014	16.12	0.21		2.94	3.15	(0.41)	(0.34)	(0.75)
Year Ended June 30, 2013	14.15	0.25		2.05	2.30	(0.30)	(0.03)	(0.33)

Class R3
Six Months Ended December 31, 2017 (Unaudited)	19.57	0.36		1.51	1.87	(0.28)	(0.44)	(0.72)
September 9, 2016 (i) through June 30, 2017	18.04	0.18	(h)	1.85	2.03	(0.34)	(0.16)	(0.50)

Class R4
Six Months Ended December 31, 2017 (Unaudited)	19.70	0.43		1.48	1.91	(0.30)	(0.44)	(0.74)
September 9, 2016 (i) through June 30, 2017	18.13	0.31	(h)	1.78	2.09	(0.36)	(0.16)	(0.52)

Class R5
Six Months Ended December 31, 2017 (Unaudited)	19.73	0.24		1.69	1.93	(0.31)	(0.44)	(0.75)
Year Ended June 30, 2017	17.68	0.35	(h)	2.24	2.59	(0.38)	(0.16)	(0.54)
Year Ended June 30, 2016	18.68	0.29		(0.70)	(0.41)	(0.37)	(0.22)	(0.59)
Year Ended June 30, 2015	18.64	0.32	(h)	0.50	0.82	(0.52)	(0.26)	(0.78)
Year Ended June 30, 2014	16.21	0.30		2.96	3.26	(0.49)	(0.34)	(0.83)
Year Ended June 30, 2013	14.23	0.32		2.06	2.38	(0.37)	(0.03)	(0.40)

Class R6
Six Months Ended December 31, 2017 (Unaudited)	19.73	0.31		1.63	1.94	(0.32)	(0.44)	(0.76)
Year Ended June 30, 2017	17.68	0.38	(h)	2.22	2.60	(0.39)	(0.16)	(0.55)
Year Ended June 30, 2016	18.68	0.32		(0.72)	(0.40)	(0.38)	(0.22)	(0.60)
November 3, 2014 (i) through June 30, 2015	18.74	0.20	(h)	0.46	0.66	(0.46)	(0.26)	(0.72)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(f)	Does not include expenses of Underlying Funds.
(g)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(h)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(i)	Commencement of offering of class of shares.
(j)	Amount rounds to less than 0.005%.

SEE NOTES TO FINANCIAL STATEMENTS.

78	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2017

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period	Net expenses (f)(g)	Net investment income (loss) (b)		Expenses without waivers and reimbursements and earnings credits (f)		Portfolio turnover rate (d)

$20.79	9.66%	$1,547,486,882	0.35%	2.14%		0.52%		20%
19.62	14.58	1,438,787,340	0.32	1.67	(h)	0.56		22
17.59	(2.40)	1,219,559,258	0.31	1.42		0.59		17
18.59	4.22	1,011,295,528	0.29	1.45	(h)	0.58		10
18.56	20.12	725,647,849	0.29	1.39		0.57		8
16.15	16.62	380,599,455	0.29	1.81		0.61		13

20.62	9.28	24,969,936	0.97	1.35		1.03		20
19.47	13.89	29,550,511	0.97	1.02	(h)	1.08		22
17.45	(3.08)	30,327,423	0.96	0.73		1.08		17
18.47	3.59	35,271,638	0.94	0.80	(h)	1.07		10
18.46	19.30	22,282,103	0.94	0.74		1.07		8
16.08	15.85	13,673,242	0.94	1.14		1.11		13

20.89	9.73	708,463,033	0.22	2.24		0.26		20
19.71	14.68	743,740,243	0.22	1.75	(h)	0.30		22
17.67	(2.30)	655,304,993	0.21	1.52		0.33		17
18.67	4.36	580,866,905	0.19	1.57	(h)	0.33		10
18.63	20.21	436,679,753	0.19	1.50		0.32		8
16.21	16.66	235,978,216	0.19	1.94		0.36		13

20.73	9.42	371,960,818	0.75	1.73		0.76		20
19.57	14.29	350,592,518	0.62	1.38	(h)	0.83		22
17.54	(2.64)	292,087,846	0.56	1.18		0.86		17
18.54	3.93	225,354,729	0.54	1.19	(h)	0.85		10
18.52	19.84	159,581,426	0.54	1.17		0.82		8
16.12	16.32	64,440,577	0.54	1.64		0.86		13

20.72	9.58	20,091,297	0.50	3.47		0.52		20
19.57	11.49	5,007,361	0.50	1.16	(h)	0.54		22

20.87	9.74	4,985,281	0.25	4.02		0.39		20
19.70	11.74	43,037	0.25	2.03	(h)	0.35		22

20.91	9.78	2,356,644,492	0.10	2.28		0.11		20
19.73	14.87	2,727,056,929	0.09	1.90	(h)	0.14		22
17.68	(2.17)	2,488,223,763	0.07	1.65		0.16		17
18.68	4.50	2,103,140,075	0.05	1.68	(h)	0.17		10
18.64	20.43	1,342,987,195	0.04	1.69		0.17		8
16.21	16.82	441,806,897	0.04	2.01		0.21		13

20.91	9.84	1,365,544,937	0.00	2.93		0.01		20
19.73	14.97	638,799,389	0.00	2.02	(h)	0.00	(j)	22
17.68	(2.10)	235,741,825	0.00	1.83		0.00	(j)	17
18.68	3.60	77,861,701	0.00	1.63	(h)	0.00	(j)	10

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	JPMORGAN SMARTRETIREMENT FUNDS	79

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
SmartRetirement 2040 Fund
Class A
Six Months Ended December 31, 2017 (Unaudited)	$21.18	$0.23		$1.95	$2.18	$(0.30)	$(0.54)	$(0.84)
Year Ended June 30, 2017	18.77	0.31	(h)	2.63	2.94	(0.34)	(0.19)	(0.53)
Year Ended June 30, 2016	19.96	0.25		(0.86)	(0.61)	(0.33)	(0.25)	(0.58)
Year Ended June 30, 2015	19.93	0.27	(h)	0.57	0.84	(0.50)	(0.31)	(0.81)
Year Ended June 30, 2014	17.14	0.25		3.26	3.51	(0.49)	(0.23)	(0.72)
Year Ended June 30, 2013	14.96	0.29		2.24	2.53	(0.35)	—	(0.35)

Class C
Six Months Ended December 31, 2017 (Unaudited)	20.91	0.14		1.95	2.09	(0.23)	(0.54)	(0.77)
Year Ended June 30, 2017	18.54	0.18	(h)	2.59	2.77	(0.21)	(0.19)	(0.40)
Year Ended June 30, 2016	19.76	0.12		(0.85)	(0.73)	(0.24)	(0.25)	(0.49)
Year Ended June 30, 2015	19.76	0.14	(h)	0.57	0.71	(0.40)	(0.31)	(0.71)
Year Ended June 30, 2014	17.00	0.13		3.23	3.36	(0.37)	(0.23)	(0.60)
Year Ended June 30, 2013	14.86	0.18		2.22	2.40	(0.26)	—	(0.26)

Class I
Six Months Ended December 31, 2017 (Unaudited)	21.24	0.25		1.96	2.21	(0.32)	(0.54)	(0.86)
Year Ended June 30, 2017	18.82	0.33	(h)	2.64	2.97	(0.36)	(0.19)	(0.55)
Year Ended June 30, 2016	20.01	0.26		(0.85)	(0.59)	(0.35)	(0.25)	(0.60)
Year Ended June 30, 2015	19.98	0.30	(h)	0.56	0.86	(0.52)	(0.31)	(0.83)
Year Ended June 30, 2014	17.18	0.27		3.26	3.53	(0.50)	(0.23)	(0.73)
Year Ended June 30, 2013	14.99	0.28		2.28	2.56	(0.37)	—	(0.37)

Class R2
Six Months Ended December 31, 2017 (Unaudited)	21.08	0.19		1.94	2.13	(0.26)	(0.54)	(0.80)
Year Ended June 30, 2017	18.68	0.25	(h)	2.62	2.87	(0.28)	(0.19)	(0.47)
Year Ended June 30, 2016	19.88	0.20		(0.85)	(0.65)	(0.30)	(0.25)	(0.55)
Year Ended June 30, 2015	19.86	0.22	(h)	0.57	0.79	(0.46)	(0.31)	(0.77)
Year Ended June 30, 2014	17.09	0.21		3.23	3.44	(0.44)	(0.23)	(0.67)
Year Ended June 30, 2013	14.92	0.26		2.23	2.49	(0.32)	—	(0.32)

Class R3
Six Months Ended December 31, 2017 (Unaudited)	21.14	0.26		1.90	2.16	(0.29)	(0.54)	(0.83)
September 9, 2016 (i) through June 30, 2017	19.30	0.13	(h)	2.25	2.38	(0.35)	(0.19)	(0.54)

Class R4
Six Months Ended December 31, 2017 (Unaudited)	21.22	0.50		1.71	2.21	(0.33)	(0.54)	(0.87)
September 9, 2016 (i) through June 30, 2017	19.35	0.31	(h)	2.12	2.43	(0.37)	(0.19)	(0.56)

Class R5
Six Months Ended December 31, 2017 (Unaudited)	21.29	0.25		1.97	2.22	(0.33)	(0.54)	(0.87)
Year Ended June 30, 2017	18.86	0.36	(h)	2.65	3.01	(0.39)	(0.19)	(0.58)
Year Ended June 30, 2016	20.06	0.29		(0.86)	(0.57)	(0.38)	(0.25)	(0.63)
Year Ended June 30, 2015	20.02	0.32	(h)	0.58	0.90	(0.55)	(0.31)	(0.86)
Year Ended June 30, 2014	17.21	0.30		3.27	3.57	(0.53)	(0.23)	(0.76)
Year Ended June 30, 2013	15.02	0.33		2.25	2.58	(0.39)	—	(0.39)

Class R6
Six Months Ended December 31, 2017 (Unaudited)	21.29	0.33		1.90	2.23	(0.34)	(0.54)	(0.88)
Year Ended June 30, 2017	18.86	0.38	(h)	2.64	3.02	(0.40)	(0.19)	(0.59)
Year Ended June 30, 2016	20.06	0.32		(0.88)	(0.56)	(0.39)	(0.25)	(0.64)
November 3, 2014 (i) through June 30, 2015	20.11	0.21	(h)	0.54	0.75	(0.49)	(0.31)	(0.80)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(f)	Does not include expenses of Underlying Funds.
(g)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(h)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(i)	Commencement of offering of class of shares.
(j)	Amount rounds to less than 0.005%.

SEE NOTES TO FINANCIAL STATEMENTS.

80	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2017

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period	Net expenses (f)(g)		Net investment income (loss)(b)		Expenses without waivers and reimbursements and earnings credits (f)		Portfolio turnover rate (d)

$22.52	10.31%	$1,504,917,825	0.35%		2.09%		0.52%		20%
21.18	15.94	1,405,514,153	0.32		1.56	(h)	0.58		24
18.77	(2.97)	1,218,455,476	0.31		1.32		0.62		16
19.96	4.36	1,032,320,891	0.29		1.36	(h)	0.61		10
19.93	20.71	793,106,767	0.29		1.34		0.59		9
17.14	17.07	448,919,625	0.29		1.77		0.63		22

22.23	10.00	25,122,518	0.97		1.31		1.03		20
20.91	15.18	28,920,492	0.97		0.94	(h)	1.11		24
18.54	(3.64)	29,275,269	0.96		0.65		1.16		16
19.76	3.71	34,874,908	0.94		0.71	(h)	1.15		10
19.76	19.97	27,191,674	0.94		0.67		1.09		9
17.00	16.22	17,539,682	0.94		1.14		1.13		22

22.59	10.39	715,762,148	0.22		2.19		0.26		20
21.24	16.05	738,939,812	0.22		1.67	(h)	0.32		24
18.82	(2.87)	698,514,780	0.21		1.41		0.36		16
20.01	4.44	685,404,675	0.19		1.49	(h)	0.35		10
19.98	20.83	552,836,747	0.19		1.45		0.34		9
17.18	17.20	312,754,826	0.19		1.74		0.38		22

22.41	10.09	381,073,366	0.75		1.68		0.76		20
21.08	15.62	358,746,400	0.62		1.28	(h)	0.85		24
18.68	(3.22)	303,226,134	0.56		1.05		0.90		16
19.88	4.09	233,012,841	0.54		1.11	(h)	0.88		10
19.86	20.40	172,440,254	0.54		1.12		0.84		9
17.09	16.80	78,247,889	0.54		1.56		0.88		22

22.47	10.23	18,752,634	0.50		2.29		0.51		20
21.14	12.58	9,292,450	0.50		0.79	(h)	0.54		24

22.56	10.41	2,451,195	0.25		4.33		0.45		20
21.22	12.80	44,844	0.25		1.93	(h)	0.35		24

22.64	10.43	2,511,211,207	0.10		2.22		0.11		20
21.29	16.22	2,933,132,572	0.09		1.80	(h)	0.15		24
18.86	(2.78)	2,573,248,522	0.07		1.56		0.17		16
20.06	4.63	2,268,744,460	0.05		1.59	(h)	0.18		10
20.02	21.02	1,514,714,606	0.04		1.61		0.19		9
17.21	17.34	721,292,751	0.04		1.99		0.23		22

22.64	10.49	1,246,445,401	0.00	(j)	2.95		0.01		20
21.29	16.33	549,100,749	0.00		1.87	(h)	0.00	(j)	24
18.86	(2.71)	233,180,959	0.00		1.73		0.00	(j)	16
20.06	3.85	74,475,091	0.00		1.54	(h)	0.00	(j)	10

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	JPMORGAN SMARTRETIREMENT FUNDS	81

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
SmartRetirement 2045 Fund
Class A
Six Months Ended December 31, 2017 (Unaudited)	$20.08	$0.22		$1.88	$2.10	$(0.29)	$(0.47)	$(0.76)
Year Ended June 30, 2017	17.78	0.29	(h)	2.52	2.81	(0.32)	(0.19)	(0.51)
Year Ended June 30, 2016	18.90	0.23		(0.80)	(0.57)	(0.32)	(0.23)	(0.55)
Year Ended June 30, 2015	18.83	0.26	(h)	0.54	0.80	(0.47)	(0.26)	(0.73)
Year Ended June 30, 2014	16.29	0.24		3.07	3.31	(0.45)	(0.32)	(0.77)
Year Ended June 30, 2013	14.23	0.27		2.14	2.41	(0.33)	(0.02)	(0.35)

Class C
Six Months Ended December 31, 2017 (Unaudited)	19.93	0.14		1.88	2.02	(0.22)	(0.47)	(0.69)
Year Ended June 30, 2017	17.66	0.17	(h)	2.49	2.66	(0.20)	(0.19)	(0.39)
Year Ended June 30, 2016	18.80	0.12		(0.80)	(0.68)	(0.23)	(0.23)	(0.46)
Year Ended June 30, 2015	18.76	0.13	(h)	0.55	0.68	(0.38)	(0.26)	(0.64)
Year Ended June 30, 2014	16.24	0.12		3.07	3.19	(0.35)	(0.32)	(0.67)
Year Ended June 30, 2013	14.20	0.17		2.13	2.30	(0.24)	(0.02)	(0.26)

Class I
Six Months Ended December 31, 2017 (Unaudited)	20.15	0.23		1.88	2.11	(0.30)	(0.47)	(0.77)
Year Ended June 30, 2017	17.84	0.31	(h)	2.53	2.84	(0.34)	(0.19)	(0.53)
Year Ended June 30, 2016	18.96	0.25		(0.81)	(0.56)	(0.33)	(0.23)	(0.56)
Year Ended June 30, 2015	18.89	0.29	(h)	0.53	0.82	(0.49)	(0.26)	(0.75)
Year Ended June 30, 2014	16.34	0.26		3.08	3.34	(0.47)	(0.32)	(0.79)
Year Ended June 30, 2013	14.27	0.30		2.13	2.43	(0.34)	(0.02)	(0.36)

Class R2
Six Months Ended December 31, 2017 (Unaudited)	20.01	0.18		1.86	2.04	(0.24)	(0.47)	(0.71)
Year Ended June 30, 2017	17.72	0.24	(h)	2.50	2.74	(0.26)	(0.19)	(0.45)
Year Ended June 30, 2016	18.85	0.19		(0.81)	(0.62)	(0.28)	(0.23)	(0.51)
Year Ended June 30, 2015	18.79	0.21	(h)	0.54	0.75	(0.43)	(0.26)	(0.69)
Year Ended June 30, 2014	16.26	0.20		3.07	3.27	(0.42)	(0.32)	(0.74)
Year Ended June 30, 2013	14.21	0.25		2.11	2.36	(0.29)	(0.02)	(0.31)

Class R3
Six Months Ended December 31, 2017 (Unaudited)	20.04	0.34		1.73	2.07	(0.28)	(0.47)	(0.75)
September 9, 2016 (i) through June 30, 2017	18.28	0.13	(h)	2.14	2.27	(0.32)	(0.19)	(0.51)

Class R4
Six Months Ended December 31, 2017 (Unaudited)	20.13	0.43		1.68	2.11	(0.31)	(0.47)	(0.78)
September 9, 2016 (i) through June 30, 2017	18.34	0.29	(h)	2.03	2.32	(0.34)	(0.19)	(0.53)

Class R5
Six Months Ended December 31, 2017 (Unaudited)	20.17	0.24		1.89	2.13	(0.31)	(0.47)	(0.78)
Year Ended June 30, 2017	17.85	0.34	(h)	2.53	2.87	(0.36)	(0.19)	(0.55)
Year Ended June 30, 2016	18.97	0.28		(0.81)	(0.53)	(0.36)	(0.23)	(0.59)
Year Ended June 30, 2015	18.90	0.30	(h)	0.55	0.85	(0.52)	(0.26)	(0.78)
Year Ended June 30, 2014	16.34	0.30		3.08	3.38	(0.50)	(0.32)	(0.82)
Year Ended June 30, 2013	14.27	0.31		2.14	2.45	(0.36)	(0.02)	(0.38)

Class R6
Six Months Ended December 31, 2017 (Unaudited)	20.16	0.31		1.83	2.14	(0.32)	(0.47)	(0.79)
Year Ended June 30, 2017	17.85	0.36	(h)	2.52	2.88	(0.38)	(0.19)	(0.57)
Year Ended June 30, 2016	18.97	0.30		(0.82)	(0.52)	(0.37)	(0.23)	(0.60)
November 3, 2014 (i) through June 30, 2015	18.99	0.19	(h)	0.51	0.70	(0.46)	(0.26)	(0.72)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(d)	Not annualized for periods less than one year.
(e)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(f)	Does not include expenses of Underlying Funds.
(g)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(h)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of classes.
(i)	Commencement of offering of class of shares.
(j)	Amount rounds to less than 0.005%.

SEE NOTES TO FINANCIAL STATEMENTS.

82	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2017

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period	Net expenses (f)(g)	Net investment income (loss) (c)		Expenses without waivers and reimbursements and earnings credits (f)		Portfolio turnover rate (d)

$21.42	10.45%	$964,805,203	0.35%	2.08%		0.52%		20%
20.08	16.06	886,620,562	0.32	1.55	(h)	0.60		20
17.78	(2.99)	727,577,511	0.31	1.32		0.66		13
18.90	4.40	566,570,260	0.29	1.38	(h)	0.64		9
18.83	20.68	393,004,238	0.29	1.34		0.62		8
16.29	17.10	195,534,833	0.29	1.77		0.66		11

21.26	10.14	15,241,833	0.97	1.31		1.05		20
19.93	15.27	17,074,697	0.97	0.90	(h)	1.12		20
17.66	(3.60)	17,320,818	0.96	0.66		1.21		13
18.80	3.71	18,384,099	0.94	0.69	(h)	1.18		9
18.76	19.91	12,377,129	0.94	0.70		1.12		8
16.24	16.31	6,672,821	0.94	1.11		1.16		11

21.49	10.48	472,997,304	0.22	2.18		0.26		20
20.15	16.17	497,880,998	0.22	1.62	(h)	0.34		20
17.84	(2.89)	408,473,526	0.21	1.40		0.39		13
18.96	4.48	336,202,683	0.19	1.51	(h)	0.40		9
18.89	20.79	233,540,430	0.19	1.45		0.37		8
16.34	17.23	106,990,895	0.19	1.89		0.41		11

21.34	10.22	251,988,486	0.75	1.67		0.76		20
20.01	15.73	234,513,086	0.62	1.26	(h)	0.88		20
17.72	(3.25)	182,691,218	0.56	1.06		0.94		13
18.85	4.12	135,857,065	0.54	1.11	(h)	0.93		9
18.79	20.41	93,369,236	0.54	1.12		0.87		8
16.26	16.80	36,478,073	0.54	1.59		0.91		11

21.36	10.36	10,496,146	0.50	3.20		0.52		20
20.04	12.70	3,039,878	0.50	0.84	(h)	0.53		20

21.46	10.49	932,808	0.25	3.93		0.51		20
20.13	12.92	35,508	0.25	1.91	(h)	0.35		20

21.52	10.59	1,571,210,285	0.10	2.22		0.11		20
20.17	16.36	1,826,905,349	0.09	1.78	(h)	0.16		20
17.85	(2.76)	1,587,368,215	0.07	1.56		0.19		13
18.97	4.62	1,273,012,966	0.05	1.60	(h)	0.20		9
18.90	21.02	800,474,522	0.04	1.64		0.22		8
16.34	17.39	232,443,865	0.04	1.95		0.27		11

21.51	10.64	989,862,188	0.00	2.87		0.01		20
20.16	16.41	438,343,379	0.00	1.89	(h)	0.00	(j)	20
17.85	(2.69)	161,559,310	0.00	1.71		0.01		13
18.97	3.82	60,229,727	0.00	1.48	(h)	0.01		9

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	JPMORGAN SMARTRETIREMENT FUNDS	83

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
SmartRetirement 2050 Fund
Class A
Six Months Ended December 31, 2017 (Unaudited)	$20.04	$0.22		$1.87	$2.09	$(0.28)	$(0.46)	$(0.74)
Year Ended June 30, 2017	17.76	0.29	(h)	2.51	2.80	(0.32)	(0.20)	(0.52)
Year Ended June 30, 2016	18.86	0.23		(0.79)	(0.56)	(0.32)	(0.22)	(0.54)
Year Ended June 30, 2015	18.79	0.26	(h)	0.54	0.80	(0.47)	(0.26)	(0.73)
Year Ended June 30, 2014	16.28	0.24		3.08	3.32	(0.46)	(0.35)	(0.81)
Year Ended June 30, 2013	14.23	0.28		2.11	2.39	(0.32)	(0.02)	(0.34)

Class C
Six Months Ended December 31, 2017 (Unaudited)	19.87	0.14		1.87	2.01	(0.22)	(0.46)	(0.68)
Year Ended June 30, 2017	17.62	0.17	(h)	2.48	2.65	(0.20)	(0.20)	(0.40)
Year Ended June 30, 2016	18.74	0.12		(0.79)	(0.67)	(0.23)	(0.22)	(0.45)
Year Ended June 30, 2015	18.70	0.13	(h)	0.54	0.67	(0.37)	(0.26)	(0.63)
Year Ended June 30, 2014	16.22	0.12		3.06	3.18	(0.35)	(0.35)	(0.70)
Year Ended June 30, 2013	14.18	0.18		2.11	2.29	(0.23)	(0.02)	(0.25)

Class I
Six Months Ended December 31, 2017 (Unaudited)	20.10	0.24		1.88	2.12	(0.30)	(0.46)	(0.76)
Year Ended June 30, 2017	17.82	0.32	(h)	2.50	2.82	(0.34)	(0.20)	(0.54)
Year Ended June 30, 2016	18.92	0.25		(0.79)	(0.54)	(0.34)	(0.22)	(0.56)
Year Ended June 30, 2015	18.85	0.28	(h)	0.53	0.81	(0.48)	(0.26)	(0.74)
Year Ended June 30, 2014	16.33	0.26		3.08	3.34	(0.47)	(0.35)	(0.82)
Year Ended June 30, 2013	14.26	0.28		2.15	2.43	(0.34)	(0.02)	(0.36)

Class R2
Six Months Ended December 31, 2017 (Unaudited)	19.96	0.18		1.86	2.04	(0.24)	(0.46)	(0.70)
Year Ended June 30, 2017	17.70	0.24	(h)	2.48	2.72	(0.26)	(0.20)	(0.46)
Year Ended June 30, 2016	18.81	0.19		(0.80)	(0.61)	(0.28)	(0.22)	(0.50)
Year Ended June 30, 2015	18.74	0.21	(h)	0.54	0.75	(0.42)	(0.26)	(0.68)
Year Ended June 30, 2014	16.25	0.20		3.06	3.26	(0.42)	(0.35)	(0.77)
Year Ended June 30, 2013	14.21	0.25		2.10	2.35	(0.29)	(0.02)	(0.31)

Class R3
Six Months Ended December 31, 2017 (Unaudited)	19.99	0.25		1.83	2.08	(0.28)	(0.46)	(0.74)
September 9, 2016 (i) through June 30, 2017	18.26	0.11	(h)	2.14	2.25	(0.32)	(0.20)	(0.52)

Class R4
Six Months Ended December 31, 2017 (Unaudited)	20.10	0.40		1.71	2.11	(0.31)	(0.46)	(0.77)
September 9, 2016 (i) through June 30, 2017	18.33	0.29	(h)	2.02	2.31	(0.34)	(0.20)	(0.54)

Class R5
Six Months Ended December 31, 2017 (Unaudited)	20.13	0.24		1.89	2.13	(0.31)	(0.46)	(0.77)
Year Ended June 30, 2017	17.85	0.34	(h)	2.50	2.84	(0.36)	(0.20)	(0.56)
Year Ended June 30, 2016	18.95	0.28		(0.80)	(0.52)	(0.36)	(0.22)	(0.58)
Year Ended June 30, 2015	18.87	0.30	(h)	0.55	0.85	(0.51)	(0.26)	(0.77)
Year Ended June 30, 2014	16.34	0.29		3.09	3.38	(0.50)	(0.35)	(0.85)
Year Ended June 30, 2013	14.28	0.31		2.13	2.44	(0.36)	(0.02)	(0.38)

Class R6
Six Months Ended December 31, 2017 (Unaudited)	20.14	0.32		1.82	2.14	(0.32)	(0.46)	(0.78)
Year Ended June 30, 2017	17.85	0.35	(h)	2.52	2.87	(0.38)	(0.20)	(0.58)
Year Ended June 30, 2016	18.95	0.30		(0.81)	(0.51)	(0.37)	(0.22)	(0.59)
November 3, 2014 (i) through June 30, 2015	18.96	0.19	(h)	0.52	0.71	(0.46)	(0.26)	(0.72)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(d)	Not annualized for periods less than one year.
(e)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(f)	Does not include expenses of Underlying Funds.
(g)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(h)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of classes.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

84	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2017

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period	Net expenses (f)(g)	Net investment income (loss) (c)		Expenses without waivers and reimbursements and earnings credits (f)	Portfolio turnover rate (d)

$21.39	10.47%	$795,892,682	0.35%	2.10%		0.52%	20%
20.04	16.01	721,383,503	0.32	1.55	(h)	0.66	20
17.76	(2.94)	580,688,735	0.31	1.32		0.73	16
18.86	4.37	443,861,392	0.29	1.36	(h)	0.72	9
18.79	20.67	308,249,235	0.29	1.36		0.66	8
16.28	16.98	153,506,488	0.29	1.80		0.70	15

21.20	10.12	15,687,465	0.97	1.37		1.06	20
19.87	15.23	16,781,638	0.97	0.90	(h)	1.16	20
17.62	(3.56)	15,792,238	0.96	0.65		1.28	16
18.74	3.69	17,461,976	0.94	0.70	(h)	1.25	9
18.70	19.85	12,185,639	0.94	0.70		1.15	8
16.22	16.27	7,056,864	0.94	1.19		1.19	15

21.46	10.55	434,338,842	0.22	2.22		0.26	20
20.10	16.06	437,689,624	0.22	1.67	(h)	0.41	20
17.82	(2.84)	385,203,213	0.21	1.42		0.46	16
18.92	4.46	321,794,530	0.19	1.49	(h)	0.47	9
18.85	20.78	234,064,007	0.19	1.44		0.41	8
16.33	17.18	115,467,767	0.19	1.81		0.44	15

21.30	10.24	219,951,622	0.75	1.67		0.76	20
19.96	15.62	204,683,819	0.62	1.26	(h)	0.93	20
17.70	(3.20)	152,861,551	0.56	1.07		1.01	16
18.81	4.15	114,171,223	0.54	1.10	(h)	1.02	9
18.74	20.33	77,289,835	0.54	1.12		0.91	8
16.25	16.67	31,554,095	0.54	1.59		0.94	15

21.33	10.39	12,908,651	0.50	2.34		0.51	20
19.99	12.59	6,021,491	0.50	0.72	(h)	0.58	20

21.44	10.49	417,866	0.25	3.70		0.47	20
20.10	12.86	48,213	0.25	1.90	(h)	0.35	20

21.49	10.60	1,391,946,734	0.10	2.26		0.11	20
20.13	16.18	1,572,471,338	0.09	1.78	(h)	0.18	20
17.85	(2.70)	1,267,607,026	0.07	1.58		0.21	16
18.95	4.65	935,076,677	0.05	1.59	(h)	0.23	9
18.87	20.99	563,630,591	0.04	1.62		0.26	8
16.34	17.25	225,551,927	0.04	1.96		0.30	15

21.50	10.65	694,365,001	0.00	2.96		0.01	20
20.14	16.34	279,121,538	0.00	1.84	(h)	0.01	20
17.85	(2.64)	126,617,731	0.00	1.72		0.01	16
18.95	3.85	49,112,773	0.00	1.47	(h)	0.01	9

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	JPMORGAN SMARTRETIREMENT FUNDS	85

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
SmartRetirement 2055 Fund
Class A
Six Months Ended December 31, 2017 (Unaudited)	$22.30	$0.26		$2.06	$2.32	$(0.32)	$(0.42)	$(0.74)
Year Ended June 30, 2017	19.73	0.32	(h)	2.78	3.10	(0.35)	(0.18)	(0.53)
Year Ended June 30, 2016	20.85	0.26		(0.86)	(0.60)	(0.36)	(0.16)	(0.52)
Year Ended June 30, 2015	20.61	0.28	(h)	0.59	0.87	(0.47)	(0.16)	(0.63)
Year Ended June 30, 2014	17.48	0.25		3.39	3.64	(0.50)	(0.01)	(0.51)
Year Ended June 30, 2013	15.24	0.29		2.27	2.56	(0.31)	(0.01)	(0.32)

Class C
Six Months Ended December 31, 2017 (Unaudited)	22.20	0.18		2.06	2.24	(0.24)	(0.42)	(0.66)
Year Ended June 30, 2017	19.65	0.19	(h)	2.75	2.94	(0.21)	(0.18)	(0.39)
Year Ended June 30, 2016	20.79	0.13		(0.86)	(0.73)	(0.25)	(0.16)	(0.41)
Year Ended June 30, 2015	20.59	0.14	(h)	0.59	0.73	(0.37)	(0.16)	(0.53)
Year Ended June 30, 2014	17.48	0.12		3.40	3.52	(0.40)	(0.01)	(0.41)
Year Ended June 30, 2013	15.25	0.19		2.27	2.46	(0.22)	(0.01)	(0.23)

Class I
Six Months Ended December 31, 2017 (Unaudited)	22.33	0.27		2.08	2.35	(0.33)	(0.42)	(0.75)
Year Ended June 30, 2017	19.76	0.34	(h)	2.78	3.12	(0.37)	(0.18)	(0.55)
Year Ended June 30, 2016	20.88	0.28		(0.86)	(0.58)	(0.38)	(0.16)	(0.54)
Year Ended June 30, 2015	20.64	0.31	(h)	0.58	0.89	(0.49)	(0.16)	(0.65)
Year Ended June 30, 2014	17.50	0.26		3.41	3.67	(0.52)	(0.01)	(0.53)
Year Ended June 30, 2013	15.25	0.29		2.29	2.58	(0.32)	(0.01)	(0.33)

Class R2
Six Months Ended December 31, 2017 (Unaudited)	22.26	0.20		2.07	2.27	(0.27)	(0.42)	(0.69)
Year Ended June 30, 2017	19.70	0.26	(h)	2.77	3.03	(0.29)	(0.18)	(0.47)
Year Ended June 30, 2016	20.82	0.21		(0.85)	(0.64)	(0.32)	(0.16)	(0.48)
Year Ended June 30, 2015	20.59	0.23	(h)	0.58	0.81	(0.42)	(0.16)	(0.58)
Year Ended June 30, 2014	17.48	0.21		3.38	3.59	(0.47)	(0.01)	(0.48)
Year Ended June 30, 2013	15.24	0.24		2.29	2.53	(0.28)	(0.01)	(0.29)

Class R3
Six Months Ended December 31, 2017 (Unaudited)	22.26	0.32		1.98	2.30	(0.31)	(0.42)	(0.73)
September 9, 2016 (i) through June 30, 2017	20.29	0.14	(h)	2.36	2.50	(0.35)	(0.18)	(0.53)

Class R4
Six Months Ended December 31, 2017 (Unaudited)	22.33	0.57		1.77	2.34	(0.34)	(0.42)	(0.76)
September 9, 2016 (i) through June 30, 2017	20.32	0.33	(h)	2.23	2.56	(0.37)	(0.18)	(0.55)

Class R5
Six Months Ended December 31, 2017 (Unaudited)	22.35	0.28		2.07	2.35	(0.34)	(0.42)	(0.76)
Year Ended June 30, 2017	19.77	0.37	(h)	2.78	3.15	(0.39)	(0.18)	(0.57)
Year Ended June 30, 2016	20.89	0.31		(0.87)	(0.56)	(0.40)	(0.16)	(0.56)
Year Ended June 30, 2015	20.64	0.33	(h)	0.59	0.92	(0.51)	(0.16)	(0.67)
Year Ended June 30, 2014	17.50	0.30		3.40	3.70	(0.55)	(0.01)	(0.56)
Year Ended June 30, 2013	15.24	0.32		2.29	2.61	(0.34)	(0.01)	(0.35)

Class R6
Six Months Ended December 31, 2017 (Unaudited)	22.36	0.35		2.02	2.37	(0.36)	(0.42)	(0.78)
Year Ended June 30, 2017	19.78	0.39	(h)	2.78	3.17	(0.41)	(0.18)	(0.59)
Year Ended June 30, 2016	20.89	0.34		(0.87)	(0.53)	(0.42)	(0.16)	(0.58)
November 3, 2014 (i) through June 30, 2015	20.75	0.25	(h)	0.52	0.77	(0.47)	(0.16)	(0.63)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(d)	Not annualized for periods less than one year.
(e)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(f)	Does not include expenses of Underlying Funds.
(g)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(h)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

86	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2017

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period	Net expenses (f)(g)	Net investment income (loss) (c)		Expenses without waivers and reimbursements and earnings credits (f)	Portfolio turnover rate (d)

$23.88	10.40%	$276,239,986	0.35%	2.17%		0.54%	18%
22.30	15.96	230,868,508	0.32	1.53	(h)	0.70	17
19.73	(2.85)	149,208,888	0.31	1.34		0.77	10
20.85	4.31	73,599,931	0.29	1.36	(h)	0.75	11
20.61	21.02	32,181,731	0.29	1.29		0.65	49
17.48	16.94	5,900,363	0.29	1.66		0.72	17

23.78	10.11	4,022,494	0.97	1.50		1.17	18
22.20	15.20	3,626,496	0.97	0.89	(h)	1.31	17
19.65	(3.51)	3,130,364	0.96	0.65		1.53	10
20.79	3.61	2,615,263	0.94	0.68	(h)	1.51	11
20.59	20.24	904,749	0.94	0.60		1.15	49
17.48	16.19	210,550	0.94	1.15		1.30	17

23.93	10.54	142,961,539	0.22	2.26		0.27	18
22.33	16.05	140,666,489	0.22	1.60	(h)	0.42	17
19.76	(2.76)	85,997,129	0.21	1.41		0.48	10
20.88	4.41	46,465,217	0.19	1.49	(h)	0.49	11
20.64	21.14	16,530,124	0.19	1.35		0.40	49
17.50	17.06	3,596,206	0.19	1.69		0.49	17

23.84	10.20	94,344,007	0.75	1.72		0.78	18
22.26	15.62	83,587,368	0.62	1.24	(h)	0.99	17
19.70	(3.08)	48,658,005	0.56	1.10		1.09	10
20.82	4.04	25,732,578	0.54	1.09	(h)	1.01	11
20.59	20.67	9,989,630	0.54	1.05		0.90	49
17.48	16.72	1,713,490	0.54	1.38		0.97	17

23.83	10.33	3,706,036	0.50	2.70		0.53	18
22.26	12.59	1,303,663	0.50	0.80	(h)	0.74	17

23.91	10.49	485,470	0.25	4.73		0.72	18
22.33	12.84	22,567	0.25	1.93	(h)	0.35	17

23.94	10.54	437,884,075	0.10	2.33		0.12	18
22.35	16.23	464,633,419	0.09	1.77	(h)	0.20	17
19.77	(2.63)	326,762,457	0.07	1.57		0.23	10
20.89	4.58	184,663,068	0.05	1.58	(h)	0.25	11
20.64	21.30	72,803,481	0.04	1.55		0.26	49
17.50	17.29	6,795,403	0.04	1.85		0.32	17

23.95	10.59	318,124,807	0.00	2.93		0.02	18
22.36	16.32	124,561,863	0.00	1.85	(h)	0.01	17
19.78	(2.52)	33,074,528	0.00	1.76		0.02	10
20.89	3.79	3,301,080	0.00	1.82	(h)	0.04	11

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	JPMORGAN SMARTRETIREMENT FUNDS	87

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
SmartRetirement 2060 Fund
Class A
Six Months Ended December 31, 2017 (Unaudited)	$16.57	$0.29	(i)	$1.44	$1.73	$(0.24)	$(0.07)	$(0.31)
August 31, 2016 (h) through June 30, 2017	15.00	0.09	(i)	1.70	1.79	(0.22)	0.00	(0.22)

Class C
Six Months Ended December 31, 2017 (Unaudited)	16.57	0.25	(i)	1.42	1.67	(0.20)	(0.07)	(0.27)
August 31, 2016 (h) through June 30, 2017	15.00	0.12	(i)	1.60	1.72	(0.15)	0.00	(0.15)

Class I
Six Months Ended December 31, 2017 (Unaudited)	16.59	0.21	(i)	1.53	1.74	(0.24)	(0.07)	(0.31)
August 31, 2016 (h) through June 30, 2017	15.00	0.21	(i)	1.60	1.81	(0.22)	0.00	(0.22)

Class R2
Six Months Ended December 31, 2017 (Unaudited)	16.58	0.21	(i)	1.48	1.69	(0.21)	(0.07)	(0.28)
August 31, 2016 (h) through June 30, 2017	15.00	0.09	(i)	1.67	1.76	(0.18)	0.00	(0.18)

Class R3
Six Months Ended December 31, 2017 (Unaudited)	16.58	0.25	(i)	1.47	1.72	(0.23)	(0.07)	(0.30)
September 9, 2016 (j) through June 30, 2017	14.82	0.13	(i)	1.83	1.96	(0.20)	0.00	(0.20)

Class R4
Six Months Ended December 31, 2017 (Unaudited)	16.60	0.31	(i)	1.43	1.74	(0.25)	(0.07)	(0.32)
September 9, 2016 (j) through June 30, 2017	14.82	0.23	(i)	1.76	1.99	(0.21)	0.00	(0.21)

Class R5
Six Months Ended December 31, 2017 (Unaudited)	16.59	0.26	(i)	1.49	1.75	(0.26)	(0.07)	(0.33)
August 31, 2016 (h) through June 30, 2017	15.00	0.14	(i)	1.69	1.83	(0.24)	0.00	(0.24)

Class R6
Six Months Ended December 31, 2017 (Unaudited)	16.60	0.32	(i)	1.44	1.76	(0.26)	(0.07)	(0.33)
August 31, 2016 (h) through June 30, 2017	15.00	0.15	(i)	1.70	1.85	(0.25)	0.00	(0.25)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(f)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(g)	Does not include expenses of Underlying Funds.
(h)	Commencement of operations.
(i)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(j)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

88	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2017

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period	Net expenses (f)(g)	Net investment income (loss) (b)		Expenses without waivers and reimbursements and earnings credits (g)	Portfolio turnover rate (d)

$17.99	10.42%	$6,806,575	0.35%	3.29	%(i)	1.34%	42%
16.57	12.09	2,106,258	0.32	0.70	(i)	1.09	116

17.97	10.04	85,261	0.97	2.80	(i)	2.54	42
16.57	11.54	32,243	0.97	0.93	(i)	2.66	116

18.02	10.50	4,101,813	0.22	2.38	(i)	0.89	42
16.59	12.22	2,932,411	0.22	1.58	(i)	1.26	116

17.99	10.18	846,343	0.75	2.40	(i)	1.54	42
16.58	11.84	255,812	0.70	0.64	(i)	1.61	116

18.00	10.34	631,290	0.50	2.81	(i)	1.45	42
16.58	13.32	176,460	0.50	1.00	(i)	1.30	116

18.02	10.46	127,660	0.25	3.47	(i)	1.65	42
16.60	13.59	22,712	0.25	1.82	(i)	1.57	116

18.01	10.51	8,685,993	0.10	2.95	(i)	0.78	42
16.59	12.34	4,073,183	0.10	1.06	(i)	0.73	116

18.03	10.61	9,026,128	0.00	3.61	(i)	0.78	42
16.60	12.46	1,599,396	0.00	1.08	(i)	0.59	116

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	JPMORGAN SMARTRETIREMENT FUNDS	89

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 (Unaudited)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 10 separate funds of the Trust (collectively, the “Funds”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
JPMorgan SmartRetirement® Income Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	Diversified
JPMorgan SmartRetirement® 2020 Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	Diversified
JPMorgan SmartRetirement® 2025 Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	Diversified
JPMorgan SmartRetirement® 2030 Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	Diversified
JPMorgan SmartRetirement® 2035 Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	Diversified
JPMorgan SmartRetirement® 2040 Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	Diversified
JPMorgan SmartRetirement® 2045 Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	Diversified
JPMorgan SmartRetirement® 2050 Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	Diversified
JPMorgan SmartRetirement® 2055 Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	Diversified
JPMorgan SmartRetirement® 2060 Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	Diversified

The JPMorgan SmartRetirement Income Fund seeks current income and some capital appreciation. The remaining JPMorgan SmartRetirement Funds each seek high total return with a shift to current income and some capital appreciation over time as each Fund approaches and passes its respective target retirement date.

The JPMorgan SmartRetirement Income Fund acquired all the assets and liabilities of the JPMorgan SmartRetirement 2015 Fund in a reorganization on June 23, 2017. Please refer to Note 9 discussing the reorganization.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I, Class R2, Class R3, Class R4, Class R5 and Class R6 shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus. Beginning on November 14, 2017, Class C Shares automatically convert to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date. Certain foreign equity instruments, as well as certain derivatives with equity reference obligations, are valued by applying international fair value factors provided by approved Pricing Services. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated. Investments in open-end investment companies excluding exchange traded funds (“ETFs”) (the “Underlying Funds”), are valued at each Underlying Fund’s NAV per share as of the report date.

90	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2017

Fixed income instruments are valued based on prices received from approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”). The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Futures are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”):

JPMorgan SmartRetirement Income Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$4,398,976,632	$15,434,118	$—	$4,414,410,750

Appreciation in Other Financial Instruments
Futures Contracts (a)	$3,386,495	$1,203,904	$—	$4,590,399

Depreciation in Other Financial Instruments
Futures Contracts (a)	$(667,979)	$(1,734,400)	$—	$(2,402,379)

JPMorgan SmartRetirement 2020 Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$7,232,969,025	$34,221,958	$—	$7,267,190,983

Appreciation in Other Financial Instruments
Futures Contracts (a)	$5,197,099	$1,941,646	$—	$7,138,745

Depreciation in Other Financial Instruments
Futures Contracts (a)	$(1,159,485)	$(2,769,427)	$—	$(3,928,912)

JPMorgan SmartRetirement 2025 Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$7,786,594,772	$32,185,734	$—	$7,818,780,506

Appreciation in Other Financial Instruments
Futures Contracts (a)	$7,580,557	$2,236,684	$—	$9,817,241

Depreciation in Other Financial Instruments
Futures Contracts (a)	$(1,213,321)	$(2,885,786)	$—	$(4,099,107)

DECEMBER 31, 2017	JPMORGAN SMARTRETIREMENT FUNDS	91

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 (Unaudited) (continued)

JPMorgan SmartRetirement 2030 Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$8,545,660,372	$68,459,910	$—	$8,614,120,282

Appreciation in Other Financial Instruments
Futures Contracts (a)	$15,941,677	$4,895,972	$—	$20,837,649

Depreciation in Other Financial Instruments
Futures Contracts (a)	$(2,610,013)	$(6,328,463)	$—	$(8,938,476)

JPMorgan SmartRetirement 2035 Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$6,411,407,753	$50,202,868	$—	$6,461,610,621

Appreciation in Other Financial Instruments
Futures Contracts (a)	$11,352,801	$3,652,634	$—	$15,005,435

Depreciation in Other Financial Instruments
Futures Contracts (a)	$(1,990,371)	$(4,670,648)	$—	$(6,661,019)

JPMorgan SmartRetirement 2040 Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$6,492,389,326	$49,715,054	$—	$6,542,104,380

Appreciation in Other Financial Instruments
Futures Contracts (a)	$11,695,109	$3,694,899	$—	$15,390,008

Depreciation in Other Financial Instruments
Futures Contracts (a)	$(2,016,738)	$(4,746,973)	$—	$(6,763,711)

JPMorgan SmartRetirement 2045 Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$4,317,974,758	$32,725,528	$—	$4,350,700,286

Appreciation in Other Financial Instruments
Futures Contracts (a)	$7,627,684	$2,416,321	$—	$10,044,005

Depreciation in Other Financial Instruments
Futures Contracts (a)	$(1,324,266)	$(3,079,359)	$—	$(4,403,625)

JPMorgan SmartRetirement 2050 Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$3,612,372,808	$26,671,835	$—	$3,639,044,643

Appreciation in Other Financial Instruments
Futures Contracts (a)	$6,517,007	$2,021,821	$—	$8,538,828

Depreciation in Other Financial Instruments
Futures Contracts (a)	$(1,060,338)	$(2,565,573)	$—	$(3,625,911)

92	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2017

JPMorgan SmartRetirement 2055 Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$1,285,863,327	$9,221,486	$—	$1,295,084,813

Appreciation in Other Financial Instruments
Futures Contracts (a)	$2,284,793	$690,384	$—	$2,975,177

Depreciation in Other Financial Instruments
Futures Contracts (a)	$(401,004)	$(895,772)	$—	$(1,296,776)

JPMorgan SmartRetirement 2060 Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$30,248,929	$—	$—	$30,248,929

(a)	All portfolio holdings designated as level 1 and level 2 are disclosed individually on the SOIs. Level 2 consists of foreign futures with equity reference obligations and a U.S. Treasury Note held as initial margin for futures contracts. Please refer to the SOIs for asset class specifics of portfolio holdings.
(b)	All portfolio holdings designated as level 1 are disclosed individually on the SOIs. Please refer to the SOIs for industry specifics of portfolio holdings.

There were no transfers among any levels during the six months ended December 31, 2017.

B. Futures Contracts — The Funds used treasury, foreign exchange and index futures contracts to gain exposure to or to overweight or underweight allocations among various sectors or markets, maintain liquidity or minimize transaction costs. The Funds also bought futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/ depreciation on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The use of futures contracts exposes the Funds to equity price and interest rate risks. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The tables below disclose the volume of the Funds’ futures contracts activity during the six months ended December 31, 2017:

	Average Notional Balance	Ending Notional Balance
JPMorgan SmartRetirement Income Fund
Long Futures Contracts:
Interest Rate	$129,697,005	$152,521,703
Equity	179,091,084	177,250,633

Short Futures Contracts:
Interest Rate	279,783,361	247,859,062
Equity	21,386,687	11,711,433

DECEMBER 31, 2017	JPMORGAN SMARTRETIREMENT FUNDS	93

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 (Unaudited) (continued)

	Average Notional Balance	Ending Notional Balance
JPMorgan SmartRetirement 2020 Fund
Long Futures Contracts:
Interest Rate	$226,112,388	$272,316,661
Equity	303,891,617	284,138,524

Short Futures Contracts:
Interest Rate	489,374,429	425,954,909
Equity	34,532,552	18,902,664

JPMorgan SmartRetirement 2025 Fund
Long Futures Contracts:
Interest Rate	238,398,125	282,881,842
Equity	440,857,995	451,052,419

Short Futures Contracts:
Interest Rate	489,987,081	440,723,728
Equity	35,488,113	20,032,714

JPMorgan SmartRetirement 2030 Fund
Long Futures Contracts:
Interest Rate	519,153,048	602,885,066
Equity	901,173,096	923,604,326

Short Futures Contracts:
Interest Rate	931,947,387	922,076,646
Equity	77,618,387	43,661,044

JPMorgan SmartRetirement 2035 Fund
Long Futures Contracts:
Interest Rate	396,588,482	463,160,418
Equity	660,100,365	666,745,342

Short Futures Contracts:
Interest Rate	695,991,166	680,663,532
Equity	57,066,444	32,463,271

JPMorgan SmartRetirement 2040 Fund
Long Futures Contracts:
Interest Rate	405,860,302	470,330,289
Equity	671,422,940	688,663,692

Short Futures Contracts:
Interest Rate	694,296,852	678,208,417
Equity	57,899,590	32,874,198

JPMorgan SmartRetirement 2045 Fund
Long Futures Contracts:
Interest Rate	265,864,237	314,591,995
Equity	434,297,748	449,544,586

Short Futures Contracts:
Interest Rate	450,230,609	437,267,188
Equity	37,275,222	21,470,961

JPMorgan SmartRetirement 2050 Fund
Long Futures Contracts:
Interest Rate	216,760,565	262,836,974
Equity	368,893,707	382,686,269

Short Futures Contracts:
Interest Rate	370,129,452	361,856,666
Equity	31,006,897	17,978,077

94	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2017

	Average Notional Balance	Ending Notional Balance
JPMorgan SmartRetirement 2055 Fund
Long Futures Contracts:
Interest Rate	$73,981,350	$94,193,036
Equity	125,420,268	134,767,483

Short Futures Contracts:
Interest Rate	124,050,689	126,196,945
Equity	10,173,828	6,163,912

JPMorgan SmartRetirement 2060 Fund
Long Futures Contracts:
Equity	923,323	—

Short Futures Contracts:
Equity	96,973	—

The Funds’ futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

C. Summary of Derivatives Information — The following tables present the value of derivatives held as of December 31, 2017, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities:

JPMorgan SmartRetirement Income Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$1,092,237
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	3,498,162

Total		$4,590,399

Gross Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(667,979)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(1,734,400)

Total		$(2,402,379)

JPMorgan SmartRetirement 2020 Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$1,844,018
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	5,294,727

Total		$7,138,745

Gross Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(1,159,485)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(2,769,427)

Total		$(3,928,912)

DECEMBER 31, 2017	JPMORGAN SMARTRETIREMENT FUNDS	95

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 (Unaudited) (continued)

JPMorgan SmartRetirement 2025 Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$1,898,796
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	7,918,445

Total		$9,817,241

Gross Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(1,213,321)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(2,885,786)

Total		$(4,099,107)

JPMorgan SmartRetirement 2030 Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$4,059,167
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	16,778,482

Total		$20,837,649

Gross Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(2,610,013)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(6,328,463)

Total		$(8,938,476)

JPMorgan SmartRetirement 2035 Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$2,997,015
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	12,008,420

Total		$15,005,435

Gross Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(1,990,371)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(4,670,648)

Total		$(6,661,019)

JPMorgan SmartRetirement 2040 Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$3,009,424
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	12,380,584

Total		$15,390,008

Gross Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(2,016,738)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(4,746,973)

Total		$(6,763,711)

96	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2017

JPMorgan SmartRetirement 2045 Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$1,975,881
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	8,068,124

Total		$10,044,005

Gross Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(1,324,266)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(3,079,359)

Total		$(4,403,625)

JPMorgan SmartRetirement 2050 Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$1,642,152
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	6,896,676

Total		$8,538,828

Gross Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(1,060,338)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(2,565,573)

Total		$(3,625,911)

JPMorgan SmartRetirement 2055 Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$572,541
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	2,402,636

Total		$2,975,177

Gross Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(401,004)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(895,772)

Total		$(1,296,776)

(a)	This amount reflects the cumulative appreciation (depreciation) of futures contracts as reported on the SOIs. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable to brokers.

DECEMBER 31, 2017	JPMORGAN SMARTRETIREMENT FUNDS	97

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 (Unaudited) (continued)

The following tables present the effect of derivatives on the Statements of Operations for the six months ended December 31, 2017, by primary underlying risk exposure:

JPMorgan SmartRetirement Income Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$(180,811)
Equity contracts	12,662,309

Total	$12,481,498

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$(1,411,029)
Equity contracts	2,151,625

Total	$740,596

JPMorgan SmartRetirement 2020 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$486,202
Equity contracts	23,145,275

Total	$23,631,477

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$(2,789,577)
Equity contracts	2,680,050

Total	$(109,527)

JPMorgan SmartRetirement 2025 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$(32,882)
Equity contracts	33,235,795

Total	$33,202,913

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$(2,304,358)
Equity contracts	5,526,887

Total	$3,222,529

JPMorgan SmartRetirement 2030 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$(439,903)
Equity contracts	67,582,873

Total	$67,142,970

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$(6,066,763)
Equity contracts	11,289,409

Total	$5,222,646

98	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2017

JPMorgan SmartRetirement 2035 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$(428,735)
Equity contracts	49,927,885

Total	$49,499,150

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$(4,573,834)
Equity contracts	7,990,663

Total	$3,416,829

JPMorgan SmartRetirement 2040 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$(409,109)
Equity contracts	50,692,337

Total	$50,283,228

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$(4,525,966)
Equity contracts	8,127,357

Total	$3,601,391

JPMorgan SmartRetirement 2045 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$(684,083)
Equity contracts	32,264,530

Total	$31,580,447

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$(2,785,914)
Equity contracts	5,494,480

Total	$2,708,566

JPMorgan SmartRetirement 2050 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$(443,545)
Equity contracts	27,293,178

Total	$26,849,633

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$(2,361,747)
Equity contracts	4,706,225

Total	$2,344,478

DECEMBER 31, 2017	JPMORGAN SMARTRETIREMENT FUNDS	99

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 (Unaudited) (continued)

JPMorgan SmartRetirement 2055 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$(192,642)
Equity contracts	9,285,944

Total	$9,093,302

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$(752,573)
Equity contracts	1,635,238

Total	$882,665

JPMorgan SmartRetirement 2060 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$(4,816)

Total	$(4,816)

The Funds’ derivatives contracts held at December 31, 2017 are not accounted for as hedging instruments under GAAP.

D. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

The Funds do not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments on the Statements of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statements of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statements of Operations.

E. Investment Transactions with Affiliates — The Funds invested in Underlying Funds which are advised by the Adviser or their affiliates. An issuer which is under common control with a Fund may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the tables below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into the Underlying Funds. Reinvestment amounts are included in the purchase cost amounts in the table below. Included in the purchases and sales amounts in the tables below are exchanges between certain share classes of the affiliated Underlying Funds. Such exchanges are not treated as purchases and sales for the purpose of recognizing realized gains (losses) or portfolio turnover.

JPMorgan SmartRetirement Income Fund

	For the six months ended December 31, 2017
Security Description	Shares at December 31, 2017	Market Value June 30, 2017 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2017 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
JPMorgan Commodities Strategy Fund, Class R6 Shares	8,019,525	69,473,325	140,386	—	—	4,807,481	74,421,192	140,387	—
JPMorgan Core Bond Fund, Class R6 Shares	82,554,415	938,388,514	43,008,842	21,356,146	11,885	(3,247,426)	956,805,669	13,304,415	2,190,582
JPMorgan Core Plus Bond Fund, Class R6 Shares	55,787,993	309,921,040	159,263,150	7,560,165	(90,541)	391,095	461,924,579	5,474,093	—
JPMorgan Corporate Bond Fund, Class R6 Shares	7,838,597	231,992,611	5,397,153	159,233,016	4,095,100	(4,649,737)	77,602,111	2,918,434	2,478,718
JPMorgan Emerging Economies Fund, Class R6 Shares	4,362,463	74,770,070	1,399,103	20,530,436	4,403,124	5,176,955	65,218,816	1,399,103	—

100	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2017

JPMorgan SmartRetirement Income Fund (continued)

	For the six months ended December 31, 2017
Security Description	Shares at December 31, 2017	Market Value June 30, 2017 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2017 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	12,435,177	99,928,205	2,448,505	—	—	1,705,725	104,082,435	2,448,506	—
JPMorgan Emerging Markets Equity Fund, Class R6 Shares	2,956,050	88,332,925	483,770	13,389,376	2,790,493	10,256,759	88,474,571	483,769	—
JPMorgan Emerging Markets Strategic Debt Fund, Class R6 Shares	5,515,750	26,695,655	19,418,438	—	—	604,306	46,718,399	1,070,256	—
JPMorgan Floating Rate Income Fund, Class R6 Shares	12,430,389	114,702,718	2,266,737	—	—	(372,407)	116,597,048	2,266,737	—
JPMorgan Growth Advantage Fund, Class R6 Shares	6,116,347	129,310,911	4,907,979	20,052,965	7,156,544	4,980,098	126,302,567	—	4,907,979
JPMorgan High Yield Fund, Class R6 Shares	33,898,979	301,250,606	7,662,267	57,102,192	725,927	(1,345,176)	251,191,432	7,662,267	—
JPMorgan Inflation Managed Bond Fund, Class R6 Shares	22,305,104	225,875,628	2,536,014	—	—	661,778	229,073,420	2,536,013	—
JPMorgan International Equity Fund, Class R6 Shares	7,237,534	136,659,494	2,292,416	20,057,814	2,995,964	10,773,941	132,664,001	2,292,417	—
JPMorgan International Opportunities Fund, Class R6 Shares	—	131,345,865	—	136,710,974	30,317,312	(24,952,203)	—	—	—
JPMorgan International Research Enhanced Equity Fund, Class I Shares	—	—	125,341,447	125,341,447	—	—	—	—	—
JPMorgan International Research Enhanced Equity Fund, Class R6 Shares	6,852,049	—	128,154,003	—	—	1,281,198	129,435,201	1,517,921	1,294,635
JPMorgan Intrepid America Fund, Class R6 Shares	2,770,619	108,120,664	12,314,017	11,163,669	1,339,194	768,697	111,378,903	1,711,654	10,602,363
JPMorgan Intrepid International Fund, Class R6 Shares	5,924,395	137,342,598	2,864,384	15,598,592	1,479,676	7,447,797	133,535,863	2,864,384	—
JPMorgan Mid Cap Equity Fund, Class R6 Shares	1,283,801	67,243,160	4,121,815	8,430,743	304,722	2,016,673	65,255,627	220,961	3,900,855
JPMorgan Realty Income Fund, Class R6 Shares	7,554,511	104,314,288	1,214,702	6,717,822	(163,271)	1,902,640	100,550,537	1,214,703	—
JPMorgan Small Cap Equity Fund, Class R6 Shares	369,321	19,505,213	1,140,500	—	—	520,094	21,165,807	138,309	1,002,190
JPMorgan Small Cap Growth Fund, Class R6 Shares	809,691	18,712,822	1,002,710	6,667,094	2,218,153	(376,379)	14,890,212	—	1,002,710
JPMorgan Small Cap Value Fund, Class R6 Shares	392,999	20,304,405	738,736	8,894,573	1,609,033	(1,712,178)	12,045,423	95,815	642,920
JPMorgan U.S. Equity Fund, Class R6 Shares	10,615,451	155,348,400	13,433,724	—	—	4,568,189	173,350,313	1,078,772	12,354,952
JPMorgan U.S. Government Money Market Fund, Institutional Class Shares	368,337,674	383,925,203	243,435,509	259,023,038	—	—	368,337,674	1,755,339	—
JPMorgan U.S. Research Enhanced Equity Fund, Class R6 Shares	10,715,389	339,030,609	2,418,956	71,675,573	16,428,899	16,935,452	303,138,343	2,418,957	—
JPMorgan Value Advantage Fund, Class R6 Shares	3,492,818	127,415,143	2,773,869	13,379,502	2,580,521	6,281,559	125,671,590	1,588,464	1,185,405

Total		$4,359,910,072	$790,179,132	$982,885,137	$78,202,735	$44,424,931	$4,289,831,733	$56,601,676	$41,563,309

DECEMBER 31, 2017	JPMORGAN SMARTRETIREMENT FUNDS	101

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 (Unaudited) (continued)

JPMorgan SmartRetirement 2020 Fund

	For the six months ended December 31, 2017
Security Description	Shares at December 31, 2017	Market Value June 30, 2017 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2017 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
JPMorgan Commodities Strategy Fund, Class R6 Shares	5,424,335	46,991,137	94,957	—	—	3,251,736	50,337,830	94,957	—
JPMorgan Core Bond Fund, Class R6 Shares	142,106,033	1,536,011,210	131,737,696	15,011,850	(89,508)	(5,638,621)	1,647,008,927	22,517,709	3,770,785
JPMorgan Core Plus Bond Fund, Class R6 Shares	94,978,025	516,251,864	269,775,379	—	—	390,806	786,418,049	9,263,654	—
JPMorgan Corporate Bond Fund, Class R6 Shares	13,344,664	402,587,518	9,175,919	278,804,143	6,664,399	(7,511,522)	132,112,171	4,956,075	4,219,844
JPMorgan Emerging Economies Fund, Class R6 Shares	10,244,235	152,618,093	3,285,469	21,334,756	2,011,307	16,571,205	153,151,318	3,285,469	—
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	19,258,759	154,762,024	3,792,080	—	—	2,641,710	161,195,814	3,792,079	—
JPMorgan Emerging Markets Equity Fund, Class R6 Shares	6,167,106	180,969,520	1,009,270	24,530,607	4,795,974	22,337,319	184,581,476	1,009,271	—
JPMorgan Emerging Markets Strategic Debt Fund, Class R6 Shares	7,691,339	33,824,609	30,496,380	—	—	824,650	65,145,639	1,492,399	—
JPMorgan Floating Rate Income Fund, Class R6 Shares	10,144,547	93,609,874	1,849,904	—	—	(303,925)	95,155,853	1,849,903	—
JPMorgan Growth Advantage Fund, Class R6 Shares	14,039,491	283,346,212	11,265,798	32,427,437	9,796,433	17,934,478	289,915,484	—	11,265,796
JPMorgan High Yield Fund, Class R6 Shares	51,312,709	439,828,130	22,249,650	80,898,833	(1,795,262)	843,485	380,227,170	11,300,383	—
JPMorgan Inflation Managed Bond Fund, Class R6 Shares	18,332,870	185,650,264	2,084,384	—	—	543,925	188,278,573	2,084,384	—
JPMorgan International Equity Fund, Class R6 Shares	16,883,058	286,833,140	5,092,177	12,196,023	2,090,168	27,646,994	309,466,456	5,092,176	—
JPMorgan International Opportunities Fund, Class R6 Shares	—	288,867,906	—	300,728,750	59,037,546	(47,176,702)	—	—	—
JPMorgan International Research Enhanced Equity Fund, Class I Shares	—	—	273,912,958	273,912,958	—	—	—	—	—
JPMorgan International Research Enhanced Equity Fund, Class R6 Shares	14,974,017	—	280,059,334	—	—	2,799,845	282,859,179	3,317,166	2,829,211
JPMorgan Intrepid America Fund, Class R6 Shares	7,275,798	282,681,936	32,337,280	29,433,769	4,214,954	2,686,673	292,487,074	4,494,897	27,842,382
JPMorgan Intrepid International Fund, Class R6 Shares	13,468,155	288,328,354	6,511,715	10,966,570	1,524,002	18,174,721	303,572,222	6,511,716	—
JPMorgan Mid Cap Equity Fund, Class R6 Shares	2,815,140	140,577,860	8,676,627	10,935,553	389,622	4,385,006	143,093,562	521,541	8,155,088
JPMorgan Realty Income Fund, Class R6 Shares	16,869,420	218,105,416	2,712,463	—	—	3,714,105	224,531,984	2,712,463	—
JPMorgan Small Cap Equity Fund, Class R6 Shares	646,356	44,529,911	1,996,008	10,812,357	2,081,230	(752,136)	37,042,656	242,058	1,753,950
JPMorgan Small Cap Growth Fund, Class R6 Shares	1,988,760	49,424,489	2,462,855	18,394,134	2,505,789	574,302	36,573,301	—	2,462,854
JPMorgan Small Cap Value Fund, Class R6 Shares	1,499,643	43,394,994	2,818,937	—	—	(249,866)	45,964,065	365,621	2,453,316
JPMorgan U.S. Equity Fund, Class R6 Shares	24,464,240	371,683,718	32,141,279	15,309,767	118,436	10,867,376	399,501,042	2,581,050	29,560,230
JPMorgan U.S. Government Money Market Fund, Institutional Class Shares	54,801,915	25,786,970	301,411,941	272,396,996	—	—	54,801,915	369,682	—
JPMorgan U.S. Research Enhanced Equity Fund, Class R6 Shares	21,011,273	588,796,043	4,553,108	59,409,453	10,693,648	49,775,557	594,408,903	4,553,108	—
JPMorgan Value Advantage Fund, Class R6 Shares	7,840,929	277,930,374	6,468,849	21,946,763	3,306,792	16,357,365	282,116,617	3,704,405	2,764,445

Total		$6,933,391,566	$1,447,972,417	$1,489,450,719	$107,345,530	$140,688,486	$7,139,947,280	$96,112,166	$97,077,901

102	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2017

JPMorgan SmartRetirement 2025 Fund

	For the six months ended December 31, 2017
Security Description	Shares at December 31, 2017	Market Value June 30, 2017 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2017 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
JPMorgan Commodities Strategy Fund, Class R6 Shares	746,763	6,469,228	13,073	—	—	447,663	6,929,964	13,073	—
JPMorgan Core Bond Fund, Class R6 Shares	137,058,929	1,448,519,999	163,571,990	17,970,696	(168,667)	(5,439,637)	1,588,512,989	21,421,442	3,636,860
JPMorgan Core Plus Bond Fund, Class R6 Shares	92,842,454	474,012,990	294,398,040	—	—	324,490	768,735,520	8,831,761	—
JPMorgan Corporate Bond Fund, Class R6 Shares	12,842,570	355,674,307	8,618,103	236,045,888	4,938,945	(6,044,024)	127,141,443	4,557,031	4,061,072
JPMorgan Emerging Economies Fund, Class R6 Shares	12,956,089	184,372,371	4,155,198	18,775,860	2,626,947	21,314,869	193,693,525	4,155,198	—
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	16,694,732	134,157,681	3,287,218	—	—	2,290,005	139,734,904	3,287,219	—
JPMorgan Emerging Markets Equity Fund, Class R6 Shares	8,277,352	227,903,886	1,354,620	16,474,258	2,985,686	31,971,225	247,741,159	1,354,620	—
JPMorgan Emerging Markets Strategic Debt Fund, Class R6 Shares	8,945,662	36,717,047	38,108,205	—	—	944,504	75,769,756	1,735,784	—
JPMorgan Floating Rate Income Fund, Class R6 Shares	1,521,551	14,040,271	277,461	—	—	(45,585)	14,272,147	277,462	—
JPMorgan Growth Advantage Fund, Class R6 Shares	18,848,864	375,189,860	15,125,011	37,335,233	8,709,346	27,540,056	389,229,040	—	15,125,011
JPMorgan High Yield Fund, Class R6 Shares	49,143,881	410,658,175	24,035,800	69,580,500	(2,225,331)	1,268,017	364,156,161	10,721,201	—
JPMorgan Inflation Managed Bond Fund, Class R6 Shares	2,744,199	27,789,495	312,007	—	—	81,418	28,182,920	312,006	—
JPMorgan International Equity Fund, Class R6 Shares	21,758,072	372,719,394	17,828,070	30,077,984	1,242,640	37,113,344	398,825,464	6,562,551	—
JPMorgan International Opportunities Fund, Class R6 Shares	—	362,101,925	—	377,074,333	65,103,389	(50,130,981)	—	—	—
JPMorgan International Research Enhanced Equity Fund, Class I Shares	—	—	372,685,904	372,685,904	—	—	—	—	—
JPMorgan International Research Enhanced Equity Fund, Class R6 Shares	20,373,644	—	381,048,663	—	—	3,809,469	384,858,132	4,513,335	3,849,424
JPMorgan Intrepid America Fund, Class R6 Shares	9,665,885	360,565,170	42,960,019	24,287,610	2,705,333	6,625,649	388,568,561	5,971,463	36,988,555
JPMorgan Intrepid International Fund, Class R6 Shares	17,388,559	371,411,499	8,407,191	12,729,231	607,924	24,240,739	391,938,122	8,407,191	—
JPMorgan Mid Cap Equity Fund, Class R6 Shares	4,004,396	200,165,864	22,714,728	26,136,717	1,610,644	5,188,951	203,543,470	689,215	10,776,932
JPMorgan Realty Income Fund, Class R6 Shares	20,534,852	265,495,926	3,301,834	—	—	4,521,115	273,318,875	3,301,834	—
JPMorgan Small Cap Equity Fund, Class R6 Shares	967,008	51,071,211	2,986,212	—	—	1,361,782	55,419,205	362,140	2,624,071
JPMorgan Small Cap Growth Fund, Class R6 Shares	3,166,625	63,287,832	3,921,506	13,925,465	1,479,235	3,471,125	58,234,233	—	3,921,506
JPMorgan Small Cap Value Fund, Class R6 Shares	1,744,071	50,467,975	3,278,397	—	—	(290,591)	53,455,781	425,214	2,853,184
JPMorgan U.S. Equity Fund, Class R6 Shares	31,469,365	473,985,248	52,342,735	27,183,117	860,460	13,889,408	513,894,734	3,327,373	37,749,836
JPMorgan U.S. Government Money Market Fund, Institutional Class Shares	59,880,260	44,615,737	397,988,249	382,723,726	—	—	59,880,260	410,460	—
JPMorgan U.S. Research Enhanced Equity Fund, Class R6 Shares	23,257,324	626,049,366	4,916,843	37,495,765	5,886,754	58,592,493	657,949,691	4,916,842	—
JPMorgan Value Advantage Fund, Class R6 Shares	10,802,500	355,995,465	20,140,372	13,405,958	318,993	25,625,086	388,673,958	5,082,210	3,792,644

Total		$7,293,437,922	$1,887,777,449	$1,713,908,245	$96,682,298	$208,670,590	$7,772,660,014	$100,636,625	$125,379,095

DECEMBER 31, 2017	JPMORGAN SMARTRETIREMENT FUNDS	103

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 (Unaudited) (continued)

JPMorgan SmartRetirement 2030 Fund

	For the six months ended December 31, 2017
Security Description	Shares at December 31, 2017	Market Value June 30, 2017 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2017 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
JPMorgan Core Bond Fund, Class R6 Shares	102,824,219	996,179,210	200,132,924	—	—	(4,579,434)	1,191,732,700	15,653,894	2,728,442
JPMorgan Core Plus Bond Fund, Class R6 Shares	76,126,474	385,012,023	245,034,025	—	—	281,153	630,327,201	7,142,664	—
JPMorgan Corporate Bond Fund, Class R6 Shares	10,500,528	288,749,471	7,029,540	190,902,165	4,361,957	(5,283,579)	103,955,224	3,709,067	3,320,472
JPMorgan Emerging Economies Fund, Class R6 Shares	16,815,072	237,472,561	5,392,829	21,449,160	3,046,261	26,922,841	251,385,332	5,392,828	—
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	20,501,377	125,854,684	43,141,912	—	—	2,599,932	171,596,528	4,036,753	—
JPMorgan Emerging Markets Equity Fund, Class R6 Shares	10,434,096	296,088,878	14,416,464	44,411,296	6,201,737	39,996,705	312,292,488	1,797,709	—
JPMorgan Emerging Markets Strategic Debt Fund, Class R6 Shares	10,257,648	40,250,301	45,559,135	—	—	1,072,846	86,882,282	1,990,357	—
JPMorgan Growth Advantage Fund, Class R6 Shares	24,368,434	472,727,798	19,554,114	36,428,906	9,665,122	37,690,037	503,208,165	—	19,554,116
JPMorgan High Yield Fund, Class R6 Shares	53,788,779	530,961,286	28,476,355	160,400,528	2,590,839	(3,053,100)	398,574,852	12,118,773	—
JPMorgan International Equity Fund, Class R6 Shares	27,584,945	464,456,729	37,293,267	44,536,719	2,042,194	46,376,562	505,632,033	8,320,020	—
JPMorgan International Opportunities Fund, Class R6 Shares	—	464,492,886	—	483,699,017	86,998,921	(67,792,790)	—	—	—
JPMorgan International Research Enhanced Equity Fund, Class I Shares	—	—	469,462,317	469,462,317	—	—	—	—	—
JPMorgan International Research Enhanced Equity Fund, Class R6 Shares	25,664,126	—	479,996,657	—	—	4,798,685	484,795,342	5,685,325	4,849,014
JPMorgan Intrepid America Fund, Class R6 Shares	11,808,135	458,460,407	53,905,705	49,598,053	4,128,135	7,790,823	474,687,017	7,492,918	46,412,787
JPMorgan Intrepid International Fund, Class R6 Shares	22,557,271	477,904,239	10,906,209	12,372,539	739,172	31,263,806	508,440,887	10,906,210	—
JPMorgan Mid Cap Equity Fund, Class R6 Shares	5,783,933	268,330,214	16,561,652	—	—	9,105,435	293,997,301	995,499	15,566,153
JPMorgan Realty Income Fund, Class R6 Shares	25,599,723	342,910,763	4,116,224	12,067,632	(572,205)	6,345,160	340,732,310	4,116,223	—
JPMorgan Small Cap Equity Fund, Class R6 Shares	1,201,357	63,448,068	3,709,904	—	—	1,691,804	68,849,776	449,903	3,260,001
JPMorgan Small Cap Growth Fund, Class R6 Shares	3,949,832	61,519,178	4,891,419	—	—	6,226,808	72,637,405	—	4,891,418
JPMorgan Small Cap Value Fund, Class R6 Shares	1,652,682	67,317,314	29,658,755	46,876,387	2,887,908	(2,332,885)	50,654,705	451,896	2,703,677
JPMorgan U.S. Equity Fund, Class R6 Shares	40,540,367	590,916,219	85,834,863	32,825,470	713,903	17,384,686	662,024,201	4,194,665	48,102,761
JPMorgan U.S. Government Money Market Fund, Institutional Class Shares	105,085,579	69,185,879	509,289,322	473,389,622	—	—	105,085,579	580,942	—
JPMorgan U.S. Research Enhanced Equity Fund, Class R6 Shares	29,197,543	790,841,476	6,028,576	51,446,493	8,773,013	71,801,908	825,998,480	6,028,576	—
JPMorgan Value Advantage Fund, Class R6 Shares	13,956,936	458,730,276	11,084,091	—	—	32,356,197	502,170,564	6,347,335	4,736,755

Total		$7,951,809,860	$2,331,476,259	$2,129,866,304	$131,576,957	$260,663,600	$8,545,660,372	$107,411,557	$156,125,596

104	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2017

JPMorgan SmartRetirement 2035 Fund

	For the six months ended December 31, 2017
Security Description	Shares at December 31, 2017	Market Value June 30, 2017 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2017 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
JPMorgan Core Bond Fund, Class R6 Shares	51,528,278	485,447,697	114,085,387	—	—	(2,320,341)	597,212,743	7,651,609	1,367,303
JPMorgan Core Plus Bond Fund, Class R6 Shares	40,641,843	206,960,542	129,418,574	—	—	135,346	336,514,462	3,813,658	—
JPMorgan Corporate Bond Fund, Class R6 Shares	5,581,892	147,659,840	3,682,879	95,544,589	1,837,286	(2,374,685)	55,260,731	1,917,774	1,765,104
JPMorgan Emerging Economies Fund, Class R6 Shares	14,827,900	197,682,891	17,872,406	19,483,739	2,752,525	22,853,016	221,677,099	4,755,514	—
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	15,352,666	76,574,456	50,174,569	—	—	1,752,790	128,501,815	2,845,349	—
JPMorgan Emerging Markets Equity Fund, Class R6 Shares	9,011,057	240,678,675	1,474,694	10,350,732	1,901,534	35,996,758	269,700,929	1,474,694	—
JPMorgan Emerging Markets Strategic Debt Fund, Class R6 Shares	6,635,372	29,235,070	26,253,608	—	—	712,920	56,201,598	1,287,503	—
JPMorgan Growth Advantage Fund, Class R6 Shares	20,327,478	398,369,277	16,311,505	33,402,703	7,239,997	31,244,344	419,762,420	—	16,311,504
JPMorgan High Yield Fund, Class R6 Shares	37,528,406	367,889,442	20,665,705	110,129,958	1,774,555	(2,114,259)	278,085,485	8,437,560	—
JPMorgan International Equity Fund, Class R6 Shares	23,183,072	378,205,228	6,992,352	—	—	39,748,132	424,945,712	6,992,351	—
JPMorgan International Opportunities Fund, Class R6 Shares	—	383,972,871	—	399,849,612	62,528,735	(46,651,994)	—	—	—
JPMorgan International Research Enhanced Equity Fund, Class I Shares	—	—	392,864,953	392,864,953	—	—	—	—	—
JPMorgan International Research Enhanced Equity Fund, Class R6 Shares	21,992,168	—	411,416,328	—	—	4,015,732	415,432,060	4,757,709	4,057,850
JPMorgan Intrepid America Fund, Class R6 Shares	10,158,896	378,282,817	45,151,207	24,042,506	1,489,773	7,506,325	408,387,616	6,276,039	38,875,169
JPMorgan Intrepid International Fund, Class R6 Shares	18,407,242	389,769,782	27,693,581	28,788,819	1,029,547	25,195,136	414,899,227	8,690,878	—
JPMorgan Mid Cap Equity Fund, Class R6 Shares	4,510,400	209,248,051	12,915,033	—	—	7,100,559	229,263,643	776,305	12,138,727
JPMorgan Realty Income Fund, Class R6 Shares	21,770,356	281,469,819	3,500,493	—	—	4,793,133	289,763,445	3,500,493	—
JPMorgan Small Cap Equity Fund, Class R6 Shares	1,021,755	53,962,635	3,155,277	—	—	1,438,880	58,556,792	382,643	2,772,634
JPMorgan Small Cap Growth Fund, Class R6 Shares	2,920,923	56,882,668	12,718,579	21,278,798	1,825,743	3,567,582	53,715,774	—	3,617,232
JPMorgan Small Cap Value Fund, Class R6 Shares	1,758,107	50,874,141	3,304,781	—	—	(292,929)	53,885,993	428,636	2,876,146
JPMorgan U.S. Equity Fund, Class R6 Shares	33,758,411	499,259,860	51,877,642	14,853,033	407,207	14,583,179	551,274,855	3,473,314	39,290,233
JPMorgan U.S. Government Money Market Fund, Institutional Class Shares	56,125,998	66,278,823	395,448,800	405,601,625	—	—	56,125,998	387,679	—
JPMorgan U.S. Research Enhanced Equity Fund, Class R6 Shares	24,280,407	631,074,632	39,645,656	50,546,206	1,908,270	64,810,369	686,892,721	5,064,588	—
JPMorgan Value Advantage Fund, Class R6 Shares	11,265,888	366,797,364	27,705,003	16,226,366	376,456	26,694,178	405,346,635	5,328,598	3,976,514

Total		$5,896,576,581	$1,814,329,012	$1,622,963,639	$85,071,628	$238,394,171	$6,411,407,753	$78,242,894	$127,048,416

DECEMBER 31, 2017	JPMORGAN SMARTRETIREMENT FUNDS	105

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 (Unaudited) (continued)

JPMorgan SmartRetirement 2040 Fund

	For the six months ended December 31, 2017
Security Description	Shares at December 31, 2017	Market Value June 30, 2017 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2017 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
JPMorgan Core Bond Fund, Class R6 Shares	28,468,961	213,940,543	117,479,946	—	—	(1,465,229)	329,955,260	3,965,254	708,927
JPMorgan Core Plus Bond Fund, Class R6 Shares	24,966,394	120,264,933	86,469,557	—	—	(12,751)	206,721,739	2,344,864	—
JPMorgan Corporate Bond Fund, Class R6 Shares	3,504,954	93,669,754	2,319,513	60,961,550	1,110,045	(1,438,715)	34,699,047	1,211,178	1,108,335
JPMorgan Emerging Economies Fund, Class R6 Shares	15,606,454	220,695,071	5,005,207	21,062,000	3,471,102	25,207,105	233,316,485	5,005,207	—
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	13,509,072	62,892,229	48,576,364	—	—	1,602,339	113,070,932	2,659,957	—
JPMorgan Emerging Markets Equity Fund, Class R6 Shares	10,057,253	268,249,809	1,645,908	11,150,470	2,048,454	40,219,881	301,013,582	1,645,908	—
JPMorgan Emerging Markets Strategic Debt Fund, Class R6 Shares	5,817,389	29,750,775	18,876,791	—	—	645,715	49,273,281	1,128,785	—
JPMorgan Growth Advantage Fund, Class R6 Shares	22,395,929	425,192,013	17,971,306	23,033,929	5,014,258	37,332,291	462,475,939	—	17,971,306
JPMorgan High Yield Fund, Class R6 Shares	35,895,198	359,086,351	20,787,962	113,648,324	1,885,228	(2,127,797)	265,983,420	8,038,376	—
JPMorgan International Equity Fund, Class R6 Shares	25,233,347	432,261,453	7,610,744	21,755,905	1,880,702	42,530,248	462,527,242	7,610,745	—
JPMorgan International Opportunities Fund, Class R6 Shares	—	420,629,802	—	438,022,256	72,443,950	(55,051,496)	—	—	—
JPMorgan International Research Enhanced Equity Fund, Class I Shares	—	—	443,301,843	443,301,843	—	—	—	—	—
JPMorgan International Research Enhanced Equity Fund, Class R6 Shares	24,226,698	—	453,246,162	—	—	4,396,157	457,642,319	5,366,894	4,577,425
JPMorgan Intrepid America Fund, Class R6 Shares	11,364,958	427,509,221	51,818,529	32,201,693	1,109,858	8,635,390	456,871,305	7,202,800	44,615,731
JPMorgan Intrepid International Fund, Class R6 Shares	20,569,368	422,546,623	30,952,432	18,676,155	740,522	28,070,129	463,633,551	9,719,680	—
JPMorgan Mid Cap Equity Fund, Class R6 Shares	4,648,026	215,574,802	23,840,122	10,750,106	278,164	7,316,168	236,259,150	799,993	12,509,115
JPMorgan Realty Income Fund, Class R6 Shares	24,852,768	312,029,779	13,459,152	—	—	5,301,404	330,790,335	3,996,119	—
JPMorgan Small Cap Equity Fund, Class R6 Shares	1,142,138	60,320,506	3,527,031	—	—	1,608,409	65,455,946	427,726	3,099,305
JPMorgan Small Cap Growth Fund, Class R6 Shares	3,799,383	59,175,925	4,705,105	—	—	5,989,631	69,870,661	—	4,705,105
JPMorgan Small Cap Value Fund, Class R6 Shares	2,083,200	60,281,309	3,915,871	—	—	(347,095)	63,850,085	507,895	3,407,976
JPMorgan U.S. Equity Fund, Class R6 Shares	36,360,682	550,354,505	59,459,946	32,543,275	577,992	15,920,771	593,769,941	3,821,525	43,021,038
JPMorgan U.S. Government Money Market Fund, Institutional Class Shares	86,524,016	57,591,890	376,229,145	347,297,019	—	—	86,524,016	454,752	—
JPMorgan U.S. Research Enhanced Equity Fund, Class R6 Shares	26,906,721	707,874,118	5,629,259	26,271,131	2,064,250	71,894,644	761,191,140	5,629,257	—
JPMorgan Value Advantage Fund, Class R6 Shares	12,437,297	413,237,873	20,136,673	15,761,963	389,330	29,492,037	447,493,950	5,855,462	4,369,690

Total		$5,933,129,284	$1,816,964,568	$1,616,437,617	$93,013,855	$265,719,236	$6,492,389,326	$77,392,377	$140,093,953

106	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2017

JPMorgan SmartRetirement 2045 Fund

	For the six months ended December 31, 2017
Security Description	Shares at December 31, 2017	Market Value June 30, 2017 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2017 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
JPMorgan Core Bond Fund, Class R6 Shares	14,699,534	114,714,379	56,439,552	—	—	(786,334)	170,367,597	2,168,311	390,052
JPMorgan Core Plus Bond Fund, Class R6 Shares	14,400,396	66,125,091	53,114,875	—	—	(4,684)	119,235,282	1,355,163	—
JPMorgan Corporate Bond Fund, Class R6 Shares	2,045,471	51,859,036	1,327,406	32,721,792	474,202	(688,691)	20,250,161	680,588	646,818
JPMorgan Emerging Economies Fund, Class R6 Shares	11,109,361	150,456,389	12,737,662	15,907,612	1,249,499	17,549,012	166,084,950	3,562,927	—
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	9,409,703	37,804,847	39,944,565	—	—	1,009,799	78,759,211	1,699,460	—
JPMorgan Emerging Markets Equity Fund, Class R6 Shares	6,699,378	184,512,110	1,096,378	13,721,824	2,443,607	26,182,098	200,512,369	1,096,379	—
JPMorgan Emerging Markets Strategic Debt Fund, Class R6 Shares	3,645,503	18,846,264	11,624,477	—	—	406,671	30,877,412	707,360	—
JPMorgan Growth Advantage Fund, Class R6 Shares	15,111,044	284,171,887	12,125,649	12,624,055	2,117,308	26,252,274	312,043,063	—	12,125,649
JPMorgan High Yield Fund, Class R6 Shares	23,477,072	225,707,991	15,604,721	67,140,402	1,094,274	(1,301,481)	173,965,103	5,176,493	—
JPMorgan International Equity Fund, Class R6 Shares	16,960,220	282,743,832	9,784,584	10,995,148	700,728	28,646,842	310,880,838	5,037,334	—
JPMorgan International Opportunities Fund, Class R6 Shares	—	276,683,634	10,089,568	298,265,964	41,775,665	(30,282,903)	—	—	—
JPMorgan International Research Enhanced Equity Fund, Class I Shares	—	—	291,439,577	291,439,577	—	—	—	—	—
JPMorgan International Research Enhanced Equity Fund, Class R6 Shares	16,463,998	—	308,025,927	—	—	2,978,997	311,004,924	3,529,418	3,010,241
JPMorgan Intrepid America Fund, Class R6 Shares	7,599,199	275,874,572	35,025,168	11,310,906	(47,832)	5,946,813	305,487,815	4,868,515	30,156,653
JPMorgan Intrepid International Fund, Class R6 Shares	13,855,759	276,944,722	25,440,600	8,959,005	248,232	18,634,250	312,308,799	6,559,313	—
JPMorgan Mid Cap Equity Fund, Class R6 Shares	3,177,060	141,456,231	15,139,582	—	—	4,894,124	161,489,937	546,818	8,550,341
JPMorgan Realty Income Fund, Class R6 Shares	16,564,586	208,122,238	8,844,680	—	—	3,507,724	220,474,642	2,635,472	—
JPMorgan Small Cap Equity Fund, Class R6 Shares	790,771	41,763,525	2,441,977	—	—	1,113,598	45,319,100	296,141	2,145,836
JPMorgan Small Cap Growth Fund, Class R6 Shares	2,173,671	41,751,792	2,691,845	8,689,526	1,113,905	3,105,792	39,973,808	—	2,691,845
JPMorgan Small Cap Value Fund, Class R6 Shares	1,374,851	39,783,911	2,584,360	—	—	(229,073)	42,139,198	335,196	2,249,165
JPMorgan U.S. Equity Fund, Class R6 Shares	24,386,191	361,879,349	37,824,606	12,180,962	45,683	10,657,830	398,226,506	2,553,996	29,250,391
JPMorgan U.S. Government Money Market Fund, Institutional Class Shares	76,529,728	61,423,869	272,560,436	257,454,577	—	—	76,529,728	290,899	—
JPMorgan U.S. Research Enhanced Equity Fund, Class R6 Shares	18,328,643	459,634,097	35,668,939	25,855,487	249,701	48,820,064	518,517,314	3,774,870	—
JPMorgan Value Advantage Fund, Class R6 Shares	8,435,992	271,196,765	12,753,299	—	—	19,576,937	303,527,001	3,836,521	2,863,037

Total		$3,873,456,531	$1,274,330,433	$1,067,266,837	$51,464,972	$185,989,659	$4,317,974,758	$50,711,174	$94,080,028

DECEMBER 31, 2017	JPMORGAN SMARTRETIREMENT FUNDS	107

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 (Unaudited) (continued)

JPMorgan SmartRetirement 2050 Fund

	For the six months ended December 31, 2017
Security Description	Shares at December 31, 2017	Market Value June 30, 2017 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2017 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
JPMorgan Core Bond Fund, Class R6 Shares	12,648,790	96,499,651	50,762,758	—	—	(662,931)	146,599,478	1,830,884	335,636
JPMorgan Core Plus Bond Fund, Class R6 Shares	12,063,038	60,685,554	39,156,683	—	—	39,717	99,881,954	1,137,048	—
JPMorgan Corporate Bond Fund, Class R6 Shares	1,713,744	42,517,573	1,103,834	26,468,183	408,546	(595,704)	16,966,066	561,915	541,919
JPMorgan Emerging Economies Fund, Class R6 Shares	9,059,511	118,111,892	9,746,967	8,061,051	1,146,558	14,495,328	135,439,694	2,905,511	—
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	7,188,103	31,366,297	27,957,900	—	—	840,227	60,164,424	1,415,349	—
JPMorgan Emerging Markets Equity Fund, Class R6 Shares	5,702,178	154,193,521	6,172,158	13,770,959	2,260,233	21,811,222	170,666,175	933,183	—
JPMorgan Emerging Markets Strategic Debt Fund, Class R6 Shares	3,035,848	15,595,641	9,780,000	—	—	337,988	25,713,629	589,065	—
JPMorgan Growth Advantage Fund, Class R6 Shares	12,597,739	227,114,212	10,108,882	—	—	22,920,225	260,143,319	—	10,108,883
JPMorgan High Yield Fund, Class R6 Shares	19,554,813	191,967,951	12,267,332	59,151,842	873,447	(1,055,724)	144,901,164	4,369,274	—
JPMorgan International Equity Fund, Class R6 Shares	14,304,742	230,231,685	16,987,382	9,197,119	293,440	23,890,534	262,205,922	4,314,518	—
JPMorgan International Opportunities Fund, Class R6 Shares	—	229,417,126	8,023,838	247,041,382	34,760,154	(25,159,736)	—	—	—
JPMorgan International Research Enhanced Equity Fund, Class I Shares	—	—	248,451,775	248,451,775	—	—	—	—	—
JPMorgan International Research Enhanced Equity Fund, Class R6 Shares	13,877,248	—	259,683,998	—	—	2,457,212	262,141,210	3,074,200	2,565,709
JPMorgan Intrepid America Fund, Class R6 Shares	6,447,832	232,094,782	28,657,383	7,153,788	742,306	4,862,143	259,202,826	3,983,390	24,673,994
JPMorgan Intrepid International Fund, Class R6 Shares	11,535,786	234,711,302	14,509,874	5,109,958	326,740	15,578,665	260,016,623	5,577,435	—
JPMorgan Mid Cap Equity Fund, Class R6 Shares	2,600,000	120,620,087	7,444,812	—	—	4,093,085	132,157,984	447,498	6,997,314
JPMorgan Realty Income Fund, Class R6 Shares	14,069,174	171,717,327	12,723,543	—	—	2,819,840	187,260,710	2,238,256	—
JPMorgan Small Cap Equity Fund, Class R6 Shares	540,542	29,548,578	7,705,657	7,493,978	511,801	706,427	30,978,485	202,431	1,466,815
JPMorgan Small Cap Growth Fund, Class R6 Shares	2,076,983	32,349,302	2,572,108	—	—	3,274,311	38,195,721	—	2,572,108
JPMorgan Small Cap Value Fund, Class R6 Shares	1,222,184	29,209,948	8,333,803	—	—	(83,826)	37,459,925	297,975	1,999,410
JPMorgan U.S. Equity Fund, Class R6 Shares	20,530,318	299,935,519	44,279,027	17,947,049	154,187	8,838,401	335,260,085	2,112,718	23,894,518
JPMorgan U.S. Government Money Market Fund, Institutional Class Shares	51,975,275	40,758,214	283,477,851	272,260,790	—	—	51,975,275	263,975	—
JPMorgan U.S. Research Enhanced Equity Fund, Class R6 Shares	15,366,238	383,285,067	24,375,936	14,052,168	411,527	40,690,505	434,710,867	3,141,554	—
JPMorgan Value Advantage Fund, Class R6 Shares	7,235,444	231,194,860	27,458,609	15,267,942	354,594	16,591,151	260,331,272	3,290,535	2,455,591

Total		$3,203,126,089	$1,161,741,110	$951,427,984	$42,243,533	$156,689,060	$3,612,372,808	$42,686,714	$77,611,897

108	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2017

JPMorgan SmartRetirement 2055 Fund

	For the six months ended December 31, 2017
Security Description	Shares at December 31, 2017	Market Value June 30, 2017 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2017 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
JPMorgan Core Bond Fund, Class R6 Shares	4,384,689	29,260,937	21,795,345	—	—	(237,741)	50,818,541	608,104	116,348
JPMorgan Core Plus Bond Fund, Class R6 Shares	4,181,276	17,529,303	17,125,784	—	—	(34,124)	34,620,963	387,522	—
JPMorgan Corporate Bond Fund, Class R6 Shares	592,429	13,693,990	373,114	8,128,985	165,561	(238,637)	5,865,043	185,777	187,338
JPMorgan Emerging Economies Fund, Class R6 Shares	3,299,372	38,281,193	5,999,459	—	—	5,044,953	49,325,605	1,058,154	—
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	2,671,255	11,142,743	10,936,806	—	—	278,852	22,358,401	485,847	—
JPMorgan Emerging Markets Equity Fund, Class R6 Shares	1,983,685	47,644,045	5,909,620	2,035,502	68,760	7,784,776	59,371,699	324,638	—
JPMorgan Emerging Markets Strategic Debt Fund, Class R6 Shares	990,663	4,740,016	3,542,742	—	—	108,157	8,390,915	192,225	—
JPMorgan Growth Advantage Fund, Class R6 Shares	4,448,823	75,738,002	8,471,344	—	—	7,658,854	91,868,200	—	3,569,897
JPMorgan High Yield Fund, Class R6 Shares	6,834,087	63,031,905	6,931,352	19,229,151	188,264	(281,785)	50,640,585	1,490,105	—
JPMorgan International Equity Fund, Class R6 Shares	5,063,551	75,107,412	9,517,335	—	—	8,190,135	92,814,882	1,527,240	—
JPMorgan International Opportunities Fund, Class R6 Shares	—	74,142,288	4,873,942	82,235,631	10,203,755	(6,984,354)	—	—	—
JPMorgan International Research Enhanced Equity Fund, Class I Shares	—	—	87,906,360	87,906,360	—	—	—	—	—
JPMorgan International Research Enhanced Equity Fund, Class R6 Shares	4,938,806	—	92,473,643	—	—	820,394	93,294,037	1,094,084	907,378
JPMorgan Intrepid America Fund, Class R6 Shares	2,257,238	76,347,657	15,757,404	3,027,542	45,657	1,617,786	90,740,962	1,394,493	8,637,798
JPMorgan Intrepid International Fund, Class R6 Shares	4,119,698	74,962,482	12,649,514	—	—	5,245,999	92,857,995	1,991,834	—
JPMorgan Mid Cap Equity Fund, Class R6 Shares	903,707	38,318,302	8,026,093	1,744,413	34,211	1,301,211	45,935,404	155,541	2,432,123
JPMorgan Realty Income Fund, Class R6 Shares	5,060,644	56,439,098	10,005,263	—	—	912,807	67,357,168	788,819	—
JPMorgan Small Cap Equity Fund, Class R6 Shares	214,286	9,683,365	2,302,909	—	—	294,451	12,280,725	80,249	581,486
JPMorgan Small Cap Growth Fund, Class R6 Shares	726,549	9,701,058	2,575,604	—	—	1,084,568	13,361,230	—	899,748
JPMorgan Small Cap Value Fund, Class R6 Shares	457,919	10,923,653	4,947,959	1,744,416	43,011	(134,992)	14,035,215	110,153	749,125
JPMorgan U.S. Equity Fund, Class R6 Shares	7,407,774	96,428,597	21,874,202	—	—	2,666,142	120,968,941	734,872	8,621,648
JPMorgan U.S. Government Money Market Fund, Institutional Class Shares	25,418,615	24,528,574	136,170,986	135,280,945	—	—	25,418,615	99,463	—
JPMorgan U.S. Research Enhanced Equity Fund, Class R6 Shares	5,371,778	122,480,406	15,479,283	—	—	14,007,915	151,967,604	1,084,350	—
JPMorgan Value Advantage Fund, Class R6 Shares	2,545,042	73,823,872	12,042,776	—	—	5,703,949	91,570,597	1,157,434	845,623

Total		$1,043,948,898	$417,688,839	$341,332,945	$10,749,219	$54,809,316	$1,285,863,327	$14,950,904	$27,548,512

DECEMBER 31, 2017	JPMORGAN SMARTRETIREMENT FUNDS	109

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 (Unaudited) (continued)

JPMorgan SmartRetirement 2060 Fund

	For the six months ended December 31, 2017
Security Description	Shares at December 31, 2017	Market Value June 30, 2017 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2017 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
JPMorgan Core Bond Fund, Class R6 Shares	8,178	3,229	92,059	—	—	(503)	94,785	630	217
JPMorgan Core Plus Bond Fund, Class R6 Shares	7,371	20,737	53,571	13,105	122	(290)	61,035	605	—
JPMorgan Corporate Bond Fund, Class R6 Shares	779	3,412	24,006	19,652	134	(189)	7,711	149	246
JPMorgan Emerging Economies Fund, Class R6 Shares	103,455	520,030	968,042	25,945	374	84,151	1,546,652	32,252	—
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	44,335	103,280	360,929	96,997	693	3,177	371,082	6,494	—
JPMorgan Emerging Markets Equity Fund, Class R6 Shares	61,149	622,382	1,053,850	—	—	153,958	1,830,190	9,766	—
JPMorgan Emerging Markets Strategic Debt Fund, Class R6 Shares	23,486	51,994	145,319	—	—	1,611	198,924	3,435	—
JPMorgan Growth Advantage Fund, Class R6 Shares	102,875	800,895	1,266,731	42,517	(1,243)	100,507	2,124,373	—	78,606
JPMorgan High Yield Fund, Class R6 Shares	135,494	659,187	723,859	376,107	546	(3,472)	1,004,013	23,780	—
JPMorgan International Equity Fund, Class R6 Shares	131,590	863,096	1,465,047	48,179	(235)	132,324	2,412,053	38,322	—
JPMorgan International Opportunities Fund, Class R6 Shares	—	841,679	451,808	1,334,359	82,402	(41,530)	—	—	—
JPMorgan International Research Enhanced Equity Fund, Class I Shares	—	—	1,817,118	1,817,118	—	—	—	—	—
JPMorgan International Research Enhanced Equity Fund, Class R6 Shares	125,128	—	2,350,474	—	—	13,189	2,363,663	27,213	22,620
JPMorgan Intrepid America Fund, Class R6 Shares	54,658	782,233	1,487,036	45,328	(4,146)	(22,553)	2,197,242	31,966	193,022
JPMorgan Intrepid International Fund, Class R6 Shares	107,747	841,963	1,550,297	40,528	(73)	76,963	2,428,622	49,800	—
JPMorgan Mid Cap Equity Fund, Class R6 Shares	21,459	409,191	671,110	—	—	10,456	1,090,757	3,503	52,519
JPMorgan Realty Income Fund, Class R6 Shares	117,542	587,647	963,424	—	—	13,415	1,564,486	15,674	—
JPMorgan Small Cap Equity Fund, Class R6 Shares	5,389	144,524	230,176	70,086	996	3,225	308,835	2,018	12,561
JPMorgan Small Cap Growth Fund, Class R6 Shares	15,378	144,938	172,240	48,639	195	14,068	282,802	—	19,044
JPMorgan Small Cap Value Fund, Class R6 Shares	9,563	152,366	204,254	58,366	(1,353)	(3,785)	293,116	2,080	15,645
JPMorgan U.S. Equity Fund, Class R6 Shares	168,788	1,017,562	1,767,663	34,040	(161)	5,288	2,756,312	14,252	186,125
JPMorgan U.S. Government Money Market Fund, Institutional Class Shares	352,429	125,126	9,355,300	9,127,997	—	—	352,429	943	—
JPMorgan U.S. Research Enhanced Equity Fund, Class R6 Shares	171,410	1,712,406	2,886,776	75,904	141	325,780	4,849,199	29,553	—
JPMorgan Value Advantage Fund, Class R6 Shares	58,662	759,586	1,329,934	75,880	(22)	97,030	2,110,648	25,368	18,447

Total		$11,167,463	$31,391,023	$13,350,747	$78,370	$962,820	$30,248,929	$317,803	$599,052

110	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2017

F. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income and distributions of net investment income and realized capital gains from the Underlying Funds and ETFs, if any, are recorded on the ex-dividend date.

G. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses.

The amount of the transfer agency fees charged to each class of the Funds for the six months ended December 31, 2017 are as follows:

	Class A	Class C	Class I	Class R2	Class R3	Class R4	Class R5	Class R6	Total
JPMorgan SmartRetirement Income Fund
Transfer agency fees	$91,977	$2,212	$6,375	$7,360	$421	$4,739	$14,300	$5,201	$132,585
JPMorgan SmartRetirement 2020 Fund
Transfer agency fees	66,879	3,112	6,720	7,481	375	2,433	18,063	5,178	110,241
JPMorgan SmartRetirement 2025 Fund
Transfer agency fees	73,860	4,325	6,664	7,570	384	249	18,071	5,732	116,855
JPMorgan SmartRetirement 2030 Fund
Transfer agency fees	82,805	4,985	7,115	8,630	411	2,407	19,535	5,789	131,677
JPMorgan SmartRetirement 2035 Fund
Transfer agency fees	71,796	3,380	5,739	7,580	390	1,543	15,373	5,341	111,142
JPMorgan SmartRetirement 2040 Fund
Transfer agency fees	71,862	3,977	6,545	8,217	281	976	16,383	4,861	113,102
JPMorgan SmartRetirement 2045 Fund
Transfer agency fees	57,758	3,602	5,183	6,921	422	574	12,319	4,533	91,312
JPMorgan SmartRetirement 2050 Fund
Transfer agency fees	45,247	4,182	5,867	7,744	126	232	11,782	3,825	79,005
JPMorgan SmartRetirement 2055 Fund
Transfer agency fees	23,611	2,868	3,517	4,521	171	400	6,699	2,896	44,683
JPMorgan SmartRetirement 2060 Fund
Transfer agency fees	2,019	183	420	321	453	229	595	748	4,968

The Funds invest in Underlying Funds and certain Funds invest in ETFs and, as a result, bear a portion of the expenses incurred by these Underlying Funds and ETFs. These expenses are not reflected in the expenses shown on the Statements of Operations and are not included in the ratios to average net assets shown in the Financial Highlights. Certain expenses of Underlying Funds are waived as described in Note 3.F.

H. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of December 31, 2017, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years, or since inception if shorter, remains subject to examination by the Internal Revenue Service.

I. Distributions to Shareholders — Distributions from net investment income are generally declared and paid quarterly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser supervises the investments of each Fund and receives no compensation for performing such services, although the Adviser and its affiliates receive investment advisory fees from the Underlying Funds.

The Adviser reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Funds. The Administrator does not receive a separate fee for services to the Funds but does receive fees for services to the Underlying Funds.

DECEMBER 31, 2017	JPMORGAN SMARTRETIREMENT FUNDS	111

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 (Unaudited) (continued)

JPMorgan Chase Bank, N.A (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

Prior to November 1, 2017, the Administrator paid many of the ordinary expenses incurred by the Funds in their operations including taxes, ordinary fees and expenses for legal and auditing services, fees and expenses of pricing services, the expenses of preparing (including typesetting), printing and mailing reports, prospectuses, statements of additional information, proxy solicitation material and notices to existing shareholders, all expenses incurred in connection with issuing and redeeming shares (other than transfer agency and sub-transfer agency expenses), the cost of custodial and fund accounting services, and the cost of initial and ongoing registration of the shares under Federal and state securities laws. Effective November 1, 2017, these expenses are paid by the Funds.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. ( “JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Trust’s principal underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C, Class R2 and Class R3 Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. Class I, Class R4, Class R5 and Class R6 Shares do not participate in the Distribution Plan. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:

Class A	Class C	Class R2	Class R3
0.25%	0.75%	0.50%	0.25%

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2017, JPMDS retained the following amounts:

	Front-End Sales Charge	CDSC
JPMorgan SmartRetirement Income Fund	$1,763	$137
JPMorgan SmartRetirement 2020 Fund	3,320	133
JPMorgan SmartRetirement 2025 Fund	5,955	—
JPMorgan SmartRetirement 2030 Fund	4,567	127
JPMorgan SmartRetirement 2035 Fund	3,313	14
JPMorgan SmartRetirement 2040 Fund	3,304	30
JPMorgan SmartRetirement 2045 Fund	2,114	320
JPMorgan SmartRetirement 2050 Fund	3,377	52
JPMorgan SmartRetirement 2055 Fund	1,923	101
JPMorgan SmartRetirement 2060 Fund	679	—

D. Service Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to the shareholders. For performing these services, JPMDS receives a fee, except for Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

Class A	Class C	Class I	Class R2	Class R3	Class R4	Class R5
0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.10%

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. As part of its Administration Agreement, the Administrator pays fees and certain expenses for custody and fund accounting.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as

112	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2017

described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A*	Class C	Class I	Class R2	Class R3	Class R4	Class R5	Class R6
JPMorgan SmartRetirement Income Fund	0.31%	0.94%	0.19%	0.75%	0.50%	0.25%	0.10%	0.00%
JPMorgan SmartRetirement 2020 Fund	0.36	0.96	0.21	0.75	0.50	0.25	0.10	0.00
JPMorgan SmartRetirement 2025 Fund	0.38	0.97	0.22	0.75	0.50	0.25	0.10	0.00
JPMorgan SmartRetirement 2030 Fund	0.38	0.97	0.22	0.75	0.50	0.25	0.10	0.00
JPMorgan SmartRetirement 2035 Fund	0.39	0.97	0.22	0.75	0.50	0.25	0.10	0.00
JPMorgan SmartRetirement 2040 Fund	0.39	0.97	0.22	0.75	0.50	0.25	0.10	0.00
JPMorgan SmartRetirement 2045 Fund	0.39	0.97	0.22	0.75	0.50	0.25	0.10	0.00
JPMorgan SmartRetirement 2050 Fund	0.39	0.97	0.22	0.75	0.50	0.25	0.10	0.00
JPMorgan SmartRetirement 2055 Fund	0.39	0.97	0.22	0.75	0.50	0.25	0.10	0.00
JPMorgan SmartRetirement 2060 Fund	0.39	0.97	0.22	0.75	0.50	0.25	0.10	0.00

*	Prior to November 1, 2017, the contractual expense limitations for Class A Shares of SmartRetirement Income Fund, SmartRetirement 2020 Fund, SmartRetirement 2025 Fund, SmartRetirement 2030 Fund, SmartRetirement 2035 Fund, SmartRetirement 2040 Fund, SmartRetirement 2045 Fund, SmartRetirement 2050 Fund, SmartRetirement 2055 and SmartRetirement 2060 Fund, was 0.29%, 0.31%, 0.32, 0.32%, 0.32%, 0.32%, 0.32%, 0.32%, 0.32% and 0.32%, respectively.

Except as noted above, the expense limitation agreements were in effect for the six months ended December 31, 2017 and are in place until at least October 31, 2018.

The Underlying Funds may impose separate service fees. To avoid charging a service fee at an effective rate above 0.25% for Class A, Class C, Class I, Class R2, Class R3, Class R4 Shares and 0.10% for Class R5 Class Shares, the shareholder servicing agent will waive service fees with respect to the Funds in an amount equal to the weighted average pro-rata amount of service fees charged by the Underlying Funds up to 0.25% for Class A, Class C, Class I, Class R2, Class R3, Class R4 Shares and up to 0.10% with respect to Class R5 Shares. The Funds’ shareholder servicing agent has contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees it collects from the affiliated money market funds on the Funds’ investment in such money market funds.

For the six months ended December 31, 2017, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers	Contractual Reimbursements
	Service Fees
JPMorgan SmartRetirement Income Fund	$1,624,269	$115,107
JPMorgan SmartRetirement 2020 Fund	1,799,736	145,692
JPMorgan SmartRetirement 2025 Fund	1,792,458	152,335
JPMorgan SmartRetirement 2030 Fund	1,957,003	160,085
JPMorgan SmartRetirement 2035 Fund	1,422,696	150,976
JPMorgan SmartRetirement 2040 Fund	1,401,119	147,174
JPMorgan SmartRetirement 2045 Fund	910,229	130,784
JPMorgan SmartRetirement 2050 Fund	756,678	122,715
JPMorgan SmartRetirement 2055 Fund	266,290	96,258
JPMorgan SmartRetirement 2060 Fund	6,529	69,539

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

The Funds may use related party broker-dealers. For the six months ended December 31, 2017, the Funds did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

DECEMBER 31, 2017	JPMORGAN SMARTRETIREMENT FUNDS	113

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 (Unaudited) (continued)

The SEC has granted an exemptive order permitting the Funds to invest in certain financial instruments in addition to Underlying Funds and securities.

4. Investment Transactions

During the six months ended December 31, 2017, purchases and sales of investments (excluding short-term investments) were as follows:

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
JPMorgan SmartRetirement Income Fund	$546,743,622	$723,862,096
JPMorgan SmartRetirement 2020 Fund	1,146,560,475	1,217,053,722
JPMorgan SmartRetirement 2025 Fund	1,489,789,198	1,331,184,519
JPMorgan SmartRetirement 2030 Fund	1,822,186,939	1,656,476,683
JPMorgan SmartRetirement 2035 Fund	1,418,880,211	1,217,362,013
JPMorgan SmartRetirement 2040 Fund	1,440,735,424	1,269,140,598
JPMorgan SmartRetirement 2045 Fund	1,001,769,996	809,812,261
JPMorgan SmartRetirement 2050 Fund	878,264,259	679,167,194
JPMorgan SmartRetirement 2055 Fund	381,517,852	206,052,001
JPMorgan SmartRetirement 2060 Fund	24,956,002	7,142,901

During the six months ended December 31, 2017, there were no purchases or sales of U.S. government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at December 31, 2017 were as follows:

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
JPMorgan SmartRetirement Income Fund	$3,861,352,296	$567,740,627	$12,494,153	$555,246,474
JPMorgan SmartRetirement 2020 Fund	6,256,912,672	1,023,729,477	10,240,333	1,013,489,144
JPMorgan SmartRetirement 2025 Fund	6,784,035,402	1,053,323,400	12,860,162	1,040,463,238
JPMorgan SmartRetirement 2030 Fund	7,171,432,936	1,463,544,162	8,957,643	1,454,586,519
JPMorgan SmartRetirement 2035 Fund	5,448,536,117	1,028,275,429	6,856,509	1,021,418,920
JPMorgan SmartRetirement 2040 Fund	5,296,042,779	1,261,465,538	6,777,640	1,254,687,898
JPMorgan SmartRetirement 2045 Fund	3,669,548,498	691,666,154	4,873,986	686,792,168
JPMorgan SmartRetirement 2050 Fund	3,062,896,374	585,348,302	4,287,116	581,061,186
JPMorgan SmartRetirement 2055 Fund	1,141,744,386	156,435,223	1,416,395	155,018,828
JPMorgan SmartRetirement 2060 Fund	28,864,595	1,392,558	8,224	1,384,334

As of June 30, 2017, the Funds did not have any net capital loss carryforwards.

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because the Funds and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 5, 2018.

114	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2017

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at December 31, 2017. Average borrowings from the Facility for the six months ended December 31, 2017, were as follows:

	Average Borrowings	Average Interest Rate Paid	Number of Days Outstanding	Interest Paid
JPMorgan SmartRetirement 2040 Fund	$24,704,378	2.67%	1	$1,259
JPMorgan SmartRetirement 2050 Fund	5,076,760	2.67	1	259

Interest expense paid as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates on the Statements of Operations.

In addition, effective August 16, 2016, the Trust along with certain other trusts (“Borrowers”) entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 15, 2017, this agreement has been amended and restated for a term of 364 days, unless extended. Prior to August 15, 2017, JPMorgan SmartRetirement 2060 Fund was not a party to the Credit Facility. This Fund was added to the Credit Facility on August 15, 2017.

The Funds had no borrowings outstanding from the Credit Facility at December 31, 2017.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

As of December 31, 2017, the Funds had omnibus accounts which owned more than 10% of the respective Fund’s outstanding shares as follows:

	Number of Non-Affiliated Omnibus Accounts	% of the Fund
JPMorgan SmartRetirement Income Fund	1	24.7%
JPMorgan SmartRetirement 2020 Fund	1	29.7
JPMorgan SmartRetirement 2025 Fund	1	28.6
JPMorgan SmartRetirement 2030 Fund	1	27.7
JPMorgan SmartRetirement 2035 Fund	1	28.8
JPMorgan SmartRetirement 2040 Fund	1	28.8
JPMorgan SmartRetirement 2045 Fund	1	31.3
JPMorgan SmartRetirement 2050 Fund	1	29.8
JPMorgan SmartRetirement 2055 Fund	1	31.8
JPMorgan SmartRetirement 2060 Fund	1	15.3

Significant shareholder transactions by these shareholders may impact the Funds’ performance and liquidity.

DECEMBER 31, 2017	JPMORGAN SMARTRETIREMENT FUNDS	115

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 (Unaudited) (continued)

As of December 31, 2017, the Funds owned in the aggregate, shares representing more than 10% of the net assets of the following Underlying Funds:

% of Net Assets
JPMorgan Commodities Strategy Fund	78.5%
JPMorgan Core Bond Fund	24.7
JPMorgan Core Plus Bond Fund	29.6
JPMorgan Corporate Bond Fund	66.9
JPMorgan Emerging Economies Fund	70.4
JPMorgan Emerging Markets Strategic Debt Fund	66.1
JPMorgan Emerging Markets Debt Fund	54.3
JPMorgan Emerging Markets Equity Fund	38.2
JPMorgan Growth Advantage Fund	35.6
JPMorgan High Yield Fund	24.4
JPMorgan Inflation Managed Bond Fund	31.9
JPMorgan International Equity Fund	70.2
JPMorgan International Research Enhanced Equity Fund	53.8
JPMorgan Intrepid America Fund	65.7
JPMorgan Intrepid International Fund	89.8
JPMorgan Mid Cap Equity Fund	49.9
JPMorgan Realty Income Fund	80.1
JPMorgan Small Cap Growth Fund	24.6
JPMorgan Small Cap Value Fund	18.5
JPMorgan U.S. Equity Fund	23.9
JPMorgan U.S. Research Enhanced Equity Fund	63.3
JPMorgan Value Advantage Fund	22.9

Because of the Funds’ investments in Underlying Funds and ETFs, the Funds indirectly pay a portion of the expenses incurred by the Underlying Funds and ETFs. As a result, the cost of investing in the Funds may be higher than the cost of investing in a mutual fund that invests directly in individual securities and financial instruments. The Funds are also subject to certain risks related to the Underlying Funds’ and ETFs’ investments in securities and financial instruments such as fixed income securities, including high yield, asset-backed and mortgage-related securities; equity securities, foreign and emerging markets securities, commodities and real estate securities. These securities are subject to risks specific to their structure, sector or market.

The Funds invest in unaffiliated ETFs. ETFs are pooled investment vehicles whose ownership interests are purchased and sold on a securities exchange. ETFs may be structured as investment companies, depositary receipts or other pooled investment vehicles and may be passively or actively managed. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indices, as well as indices relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index. The price movement of an index-based ETF may not track the underlying index and may result in a loss. In addition, ETFs may trade at a price below or above their NAV (also known as a discount or premium, respectively).

In addition, the Underlying Funds and ETFs may use derivative instruments in connection with their individual investment strategies including futures, forward foreign currency exchange contracts, options, swaps and other derivatives, which are also subject to specific risks related to their structure, sector or market and may be riskier than investments in other types of securities.

Specific risks and concentrations present in the Underlying Funds and ETFs are disclosed within their individual financial statements and registration statements, as appropriate.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Funds’ original investment. Derivatives also expose the Funds to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty.

8. Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and forms, and amendments to certain current rules and forms, to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The amendments to Regulation S-X were applied to the Funds’ financial statements as of December 31, 2017. The adoption had no effect on the Funds’ net assets or results of operations.

9. Business Combinations

On February 15, 2017, the Board of Trustees of the Trust approved the Plan of Reorganization of JPMorgan SmartRetirement 2015 Fund (the “Target Fund”) into JPMorgan SmartRetirement Income Fund (the “Acquiring Fund”). The purpose of the transaction was to combine two portfolios with

116	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2017

comparable investment objectives and strategies. The reorganization was effective after the close of business on June 23, 2017. The Acquiring Fund acquired all of the assets and liabilities of the Target Fund as shown in the table below. The transaction was structured to qualify as a tax-free reorganization under the Code. Pursuant to the Agreement and Plan of Reorganization, Class A, Class C, Class I, Class R2, Class R5 and Class R6 shareholders of the Target Fund received a number of shares of the corresponding class in the Acquiring Fund, with a value equal to their holdings in the Target Fund as of the close of business on the date of the reorganization. The investment portfolio of the Target Fund, with a fair value of approximately $2,033,935,184 and identified cost of approximately $1,756,426,542 as of the date of the reorganization, was the principal asset acquired by the Acquiring Fund. For financial statement purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value; however, the cost basis of the investments received from the Target Fund was carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. As of June 23, 2017, the Target Fund did not have capital loss carryforwards.

The following is a summary of Shares Outstanding, Net Assets, Net Asset Value Per Share and Net Unrealized Appreciation (Depreciation) immediately before and after the reorganization:

	Shares Outstanding	Net Assets	Net Asset Value Per Share	Net Unrealized Appreciation (Depreciation)
Target Fund
JPMorgan SmartRetirement 2015 Fund				$277,508,245
Class A	32,830,376	$598,586,398	$18.23
Class C	1,292,451	23,397,107	18.10
Class I	13,069,016	238,699,040	18.26
Class R2	6,394,102	116,244,140	18.18
Class R5	52,654,087	962,616,760	18.28
Class R6	10,800,952	197,448,962	18.28

Acquiring Fund
JPMorgan SmartRetirement Income Fund				$251,636,474
Class A	37,769,816	$687,955,746	$18.21
Class C	1,133,854	20,572,111	18.14
Class I	18,405,223	335,822,553	18.25
Class R2	6,329,836	115,048,596	18.18
Class R3	135,188	2,456,871	18.17
Class R4	1,160	21,166	18.24
Class R5	52,232,908	954,646,988	18.28
Class R6	14,944,926	273,123,565	18.28

Post Reorganization
JPMorgan SmartRetirement Income Fund				$529,144,719
Class A	70,633,176	$1,286,542,144	$18.21
Class C	2,423,412	43,969,218	18.14
Class I	31,487,490	574,521,593	18.25
Class R2	12,725,451	231,292,736	18.18
Class R3	135,188	2,456,871	18.17
Class R4	1,160	21,166	18.24
Class R5	104,901,977	1,917,263,748	18.28
Class R6	25,749,069	470,572,527	18.28

Expenses related to reorganization were incurred by the Acquiring Fund. The Adviser, the Administrator and the Distributor waived their fees and/or reimbursed the Fund in an amount sufficient to offset costs incurred by the Fund relating to the reorganization, excluding brokerage fees and brokerage expenses related to the disposition and acquisition of Fund assets associated with the reorganization.

Assuming the reorganization had been completed on July 1, 2016, the beginning of the annual reporting period, the pro forma results of operations for the year ended June 30, 2017, are as follows:

Net investment income (loss)	$100,746,825
Net realized/unrealized gains (losses)	$220,516,162

Change in net assets resulting from operations	$321,262,987

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Fund that have been included on the Statements of Operations since June 23, 2017.

DECEMBER 31, 2017	JPMORGAN SMARTRETIREMENT FUNDS	117

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds (not including expenses of the Underlying Funds and ETFs) and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2017, and continued to hold your shares at the end of the reporting period, December 31, 2017.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), or redemption fees, and expenses of the Underlying Funds. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During the Period*	Annualized Expense Ratio
SmartRetirement Income Fund
Class A
Actual	$1,000.00	$1,052.60	$1.55	0.30%
Hypothetical	1,000.00	1,023.69	1.53	0.30
Class C
Actual	1,000.00	1,049.20	4.86	0.94
Hypothetical	1,000.00	1,020.47	4.79	0.94
Class I
Actual	1,000.00	1,053.70	0.98	0.19
Hypothetical	1,000.00	1,024.25	0.97	0.19
Class R2
Actual	1,000.00	1,050.30	3.88	0.75
Hypothetical	1,000.00	1,021.42	3.82	0.75
Class R3
Actual	1,000.00	1,051.90	2.59	0.50
Hypothetical	1,000.00	1,022.68	2.55	0.50
Class R4
Actual	1,000.00	1,052.90	1.29	0.25
Hypothetical	1,000.00	1,023.95	1.28	0.25
Class R5
Actual	1,000.00	1,054.10	0.52	0.10
Hypothetical	1,000.00	1,024.70	0.51	0.10
Class R6
Actual	1,000.00	1,054.60	0.00	0.00
Hypothetical	1,000.00	1,025.21	0.00	0.00

118	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2017

	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During the Period*	Annualized Expense Ratio
SmartRetirement 2020 Fund
Class A
Actual	$1,000.00	$1,065.20	$1.72	0.33%
Hypothetical	1,000.00	1,023.54	1.68	0.33
Class C
Actual	1,000.00	1,062.00	4.99	0.96
Hypothetical	1,000.00	1,020.37	4.89	0.96
Class I
Actual	1,000.00	1,066.10	1.09	0.21
Hypothetical	1,000.00	1,024.15	1.07	0.21
Class R2
Actual	1,000.00	1,062.60	3.90	0.75
Hypothetical	1,000.00	1,021.42	3.82	0.75
Class R3
Actual	1,000.00	1,064.30	2.60	0.50
Hypothetical	1,000.00	1,022.68	2.55	0.50
Class R4
Actual	1,000.00	1,065.50	1.30	0.25
Hypothetical	1,000.00	1,023.95	1.28	0.25
Class R5
Actual	1,000.00	1,066.60	0.52	0.10
Hypothetical	1,000.00	1,024.70	0.51	0.10
Class R6
Actual	1,000.00	1,067.10	0.00	0.00
Hypothetical	1,000.00	1,025.21	0.00	0.00

SmartRetirement 2025 Fund
Class A
Actual	1,000.00	1,075.90	1.78	0.34
Hypothetical	1,000.00	1,023.49	1.73	0.34
Class C
Actual	1,000.00	1,072.20	5.07	0.97
Hypothetical	1,000.00	1,020.32	4.94	0.97
Class I
Actual	1,000.00	1,076.40	1.15	0.22
Hypothetical	1,000.00	1,024.10	1.12	0.22
Class R2
Actual	1,000.00	1,073.50	3.92	0.75
Hypothetical	1,000.00	1,021.42	3.82	0.75
Class R3
Actual	1,000.00	1,074.50	2.61	0.50
Hypothetical	1,000.00	1,022.68	2.55	0.50
Class R4
Actual	1,000.00	1,076.30	1.31	0.25
Hypothetical	1,000.00	1,023.95	1.28	0.25
Class R5
Actual	1,000.00	1,077.50	0.52	0.10
Hypothetical	1,000.00	1,024.70	0.51	0.10
Class R6
Actual	1,000.00	1,077.50	0.00	0.00
Hypothetical	1,000.00	1,025.21	0.00	0.00

DECEMBER 31, 2017	JPMORGAN SMARTRETIREMENT FUNDS	119

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During the Period*	Annualized Expense Ratio
SmartRetirement 2030 Fund
Class A
Actual	$1,000.00	$1,089.40	$1.79	0.34%
Hypothetical	1,000.00	1,023.49	1.73	0.34
Class C
Actual	1,000.00	1,085.70	5.10	0.97
Hypothetical	1,000.00	1,020.32	4.94	0.97
Class I
Actual	1,000.00	1,089.80	1.16	0.22
Hypothetical	1,000.00	1,024.10	1.12	0.22
Class R2
Actual	1,000.00	1,087.00	3.95	0.75
Hypothetical	1,000.00	1,021.42	3.82	0.75
Class R3
Actual	1,000.00	1,088.20	2.63	0.50
Hypothetical	1,000.00	1,022.68	2.55	0.50
Class R4
Actual	1,000.00	1,089.90	1.32	0.25
Hypothetical	1,000.00	1,023.95	1.28	0.25
Class R5
Actual	1,000.00	1,090.20	0.53	0.10
Hypothetical	1,000.00	1,024.70	0.51	0.10
Class R6
Actual	1,000.00	1,091.30	0.00	0.00
Hypothetical	1,000.00	1,025.21	0.00	0.00

SmartRetirement 2035 Fund
Class A
Actual	1,000.00	1,096.60	1.85	0.35
Hypothetical	1,000.00	1,023.44	1.79	0.35
Class C
Actual	1,000.00	1,092.80	5.12	0.97
Hypothetical	1,000.00	1,020.32	4.94	0.97
Class I
Actual	1,000.00	1,097.30	1.16	0.22
Hypothetical	1,000.00	1,024.10	1.12	0.22
Class R2
Actual	1,000.00	1,094.20	3.96	0.75
Hypothetical	1,000.00	1,021.42	3.82	0.75
Class R3
Actual	1,000.00	1,095.80	2.64	0.50
Hypothetical	1,000.00	1,022.68	2.55	0.50
Class R4
Actual	1,000.00	1,097.40	1.32	0.25
Hypothetical	1,000.00	1,023.95	1.28	0.25
Class R5
Actual	1,000.00	1,097.80	0.53	0.10
Hypothetical	1,000.00	1,024.70	0.51	0.10
Class R6
Actual	1,000.00	1,098.40	0.00	0.00
Hypothetical	1,000.00	1,025.21	0.00	0.00

120	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2017

	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During the Period*	Annualized Expense Ratio
SmartRetirement 2040 Fund
Class A
Actual	$1,000.00	$1,103.10	$1.86	0.35%
Hypothetical	1,000.00	1,023.44	1.79	0.35
Class C
Actual	1,000.00	1,100.00	5.13	0.97
Hypothetical	1,000.00	1,020.32	4.94	0.97
Class I
Actual	1,000.00	1,103.90	1.17	0.22
Hypothetical	1,000.00	1,024.10	1.12	0.22
Class R2
Actual	1,000.00	1,100.90	3.97	0.75
Hypothetical	1,000.00	1,021.42	3.82	0.75
Class R3
Actual	1,000.00	1,102.30	2.65	0.50
Hypothetical	1,000.00	1,022.68	2.55	0.50
Class R4
Actual	1,000.00	1,104.10	1.33	0.25
Hypothetical	1,000.00	1,023.95	1.28	0.25
Class R5
Actual	1,000.00	1,104.30	0.53	0.10
Hypothetical	1,000.00	1,024.70	0.51	0.10
Class R6
Actual	1,000.00	1,104.90	0.00	0.00
Hypothetical	1,000.00	1,025.21	0.00	0.00

SmartRetirement 2045 Fund
Class A
Actual	1,000.00	1,104.50	1.86	0.35
Hypothetical	1,000.00	1,023.44	1.79	0.35
Class C
Actual	1,000.00	1,101.40	5.14	0.97
Hypothetical	1,000.00	1,020.32	4.94	0.97
Class I
Actual	1,000.00	1,104.80	1.17	0.22
Hypothetical	1,000.00	1,024.10	1.12	0.22
Class R2
Actual	1,000.00	1,102.20	3.97	0.75
Hypothetical	1,000.00	1,021.42	3.82	0.75
Class R3
Actual	1,000.00	1,103.60	2.65	0.50
Hypothetical	1,000.00	1,022.68	2.55	0.50
Class R4
Actual	1,000.00	1,104.90	1.33	0.25
Hypothetical	1,000.00	1,023.95	1.28	0.25
Class R5
Actual	1,000.00	1,105.90	0.53	0.10
Hypothetical	1,000.00	1,024.70	0.51	0.10
Class R6
Actual	1,000.00	1,106.40	0.00	0.00
Hypothetical	1,000.00	1,025.21	0.00	0.00

DECEMBER 31, 2017	JPMORGAN SMARTRETIREMENT FUNDS	121

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During the Period*	Annualized Expense Ratio
SmartRetirement 2050 Fund
Class A
Actual	$1,000.00	$1,104.70	$1.86	0.35%
Hypothetical	1,000.00	1,023.44	1.79	0.35
Class C
Actual	1,000.00	1,101.20	5.14	0.97
Hypothetical	1,000.00	1,020.32	4.94	0.97
Class I
Actual	1,000.00	1,105.50	1.17	0.22
Hypothetical	1,000.00	1,024.10	1.12	0.22
Class R2
Actual	1,000.00	1,102.40	3.97	0.75
Hypothetical	1,000.00	1,021.42	3.82	0.75
Class R3
Actual	1,000.00	1,103.90	2.65	0.50
Hypothetical	1,000.00	1,022.68	2.55	0.50
Class R4
Actual	1,000.00	1,104.90	1.33	0.25
Hypothetical	1,000.00	1,023.95	1.28	0.25
Class R5
Actual	1,000.00	1,106.00	0.53	0.10
Hypothetical	1,000.00	1,024.70	0.51	0.10
Class R6
Actual	1,000.00	1,106.50	0.00	0.00
Hypothetical	1,000.00	1,025.21	0.00	0.00

SmartRetirement 2055 Fund
Class A
Actual	1,000.00	1,104.00	1.86	0.35
Hypothetical	1,000.00	1,023.44	1.79	0.35
Class C
Actual	1,000.00	1,101.10	5.14	0.97
Hypothetical	1,000.00	1,020.32	4.94	0.97
Class I
Actual	1,000.00	1,105.40	1.17	0.22
Hypothetical	1,000.00	1,024.10	1.12	0.22
Class R2
Actual	1,000.00	1,102.00	3.97	0.75
Hypothetical	1,000.00	1,021.42	3.82	0.75
Class R3
Actual	1,000.00	1,103.30	2.65	0.50
Hypothetical	1,000.00	1,022.68	2.55	0.50
Class R4
Actual	1,000.00	1,104.90	1.33	0.25
Hypothetical	1,000.00	1,023.95	1.28	0.25
Class R5
Actual	1,000.00	1,105.40	0.53	0.10
Hypothetical	1,000.00	1,024.70	0.51	0.10
Class R6
Actual	1,000.00	1,105.90	0.00	0.00
Hypothetical	1,000.00	1,025.21	0.00	0.00

122	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2017

	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During the Period*	Annualized Expense Ratio
SmartRetirement 2060 Fund
Class A
Actual	$1,000.00	$1,104.20	$1.86	0.35%
Hypothetical	1,000.00	1,023.44	1.79	0.35
Class C
Actual	1,000.00	1,100.40	5.14	0.97
Hypothetical	1,000.00	1,020.32	4.94	0.97
Class I
Actual	1,000.00	1,105.00	1.17	0.22
Hypothetical	1,000.00	1,024.10	1.12	0.22
Class R2
Actual	1,000.00	1,101.80	3.97	0.75
Hypothetical	1,000.00	1,021.42	3.82	0.75
Class R3
Actual	1,000.00	1,103.40	2.65	0.50
Hypothetical	1,000.00	1,022.68	2.55	0.50
Class R4
Actual	1,000.00	1,104.60	1.33	0.25
Hypothetical	1,000.00	1,023.95	1.28	0.25
Class R5
Actual	1,000.00	1,105.10	0.53	0.10
Hypothetical	1,000.00	1,024.70	0.51	0.10
Class R6
Actual	1,000.00	1,106.10	0.00	0.00
Hypothetical	1,000.00	1,025.21	0.00	0.00

*	Expenses are equal to each Class’s respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one half year period).

DECEMBER 31, 2017	JPMORGAN SMARTRETIREMENT FUNDS	123

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2017, at which the Trustees considered the continuation of the investment advisory agreement for each of the Funds whose semi-annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information concerning the Funds and the underlying J.P. Morgan Funds in which each of the Funds invests (the “Underlying Funds”). Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 16, 2017.

As part of their review of the Advisory Agreements, the Trustees’ considered and reviewed performance and other information about the Funds and Underlying Funds received from the Adviser. This information includes the Funds’ and Underlying Funds’ performance as compared to the performance of the Funds’ and Underlying Funds’ peers and benchmarks and analyses by the Adviser of the Funds’ and Underlying Funds’ performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including, with respect to the Funds and/or Underlying Funds, performance and expense information compiled by Broadridge, using data from Lipper Inc., independent providers of investment company data (together “Broadridge/Lipper”). The Trustees’ independent consultant also provided additional analyses of the performance of the Funds and/or Underlying Funds with greater than two years of performance history in connection with the Trustees’ review of the Advisory Agreements. Before voting on the proposed Advisory Agreements, the Trustees reviewed the proposed Advisory Agreements with representatives of the Adviser, counsel to the Trust and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the proposed Advisory Agreements. The Trustees also discussed the proposed Advisory Agreements in executive sessions with independent legal counsel at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement.

The Trustees considered information provided with respect to the Funds and Underlying Funds over the course of the year. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the overall arrangement between the Funds and the Adviser, as provided in each Advisory Agreement was fair and reasonable and that the continuance of each Advisory Agreement was in the best interests of each Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administrative services provided by J.P. Morgan Investment Management Inc. in its role as administrator (“JPMIM”).

The Trustees also considered their knowledge of the nature and quality of the services provided by the Adviser and its affiliates to the Funds and Underlying Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds and Underlying Funds,

124	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2017

their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund and Underlying Fund.

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees noted that there was no advisory fee charged to the Funds. At the request of the Trustees, the Adviser provided information regarding the profitability to the Adviser and its affiliates in providing services to the Funds and Underlying Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds and Underlying Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based upon their review, the Trustees concluded that the profitability to the Adviser under each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund and Underlying Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds including the benefits received by the Adviser and its affiliates in connection with the Funds’ investments in the Underlying Funds. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

The Trustees also considered that JPMDS, an affiliate of the Adviser, and JPMIM earn fees from the Funds and/or Underlying Funds for providing shareholder and administrative services, respectively. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting and other related services to the Underlying Funds, noting that, prior to November 1, 2017, JPMIM pays such fees for the Funds pursuant to the Administration Agreement.

Economies of Scale

The Trustees considered the extent to which the Funds may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Funds and those realized by the Adviser as assets increase. The Trustees also noted that there was not an investment advisory fee or administrative fee charged to the Funds. The Trustees further noted that prior to November 1, 2017, JPMIM paid many of the ordinary expenses incurred by the Funds including organization costs, taxes, ordinary fees and expenses for legal and auditing services, fees and expenses of pricing services, the expenses of preparing (including typesetting), printing and mailing reports, prospectuses, statements of additional information, proxy solicitation material and notices to existing shareholders, all expenses incurred in connection with issuing and redeeming shares (not including transfer agency fees), the cost of custodian and fund accounting services, and the cost of initial and ongoing registration of the shares under Federal and state securities laws. The Trustees also considered that the Adviser and/or its affiliates, has implemented fee waivers and contractual expense limitations (“Fee Caps”) which allow each Fund’s shareholders to share potential economies of scale from a Fund’s inception. The Trustees also considered that the Adviser has shared economies of scale by adding or enhancing services to the Funds over time, noting the Adviser’s substantial investments in its business in support of the Funds, including investments in trading systems and technology (including cybersecurity improvements), retention of key talent, additions to analyst and portfolio management teams, and regulatory support enhancements. The Trustees concluded that the Funds’ shareholders received the benefits of potential economies of scale through the Fee Caps and the Adviser’s reinvestment in its operations to serve the Funds and their shareholders.

Independent Written Evaluation of the Funds’ Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Funds had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees of the Underlying Funds. In determining whether to continue the Advisory Agreements, the Trustees considered the Chief Compliance Officer’s report.

DECEMBER 31, 2017	JPMORGAN SMARTRETIREMENT FUNDS	125

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts and/or funds sub-advised by the Adviser, for investment management styles substantially similar to that of each Fund. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences in the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to each Fund. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance information for the Funds in a report prepared by Broadridge/Lipper. The Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe made up of funds with the same Broadridge/Lipper investment classification and objective (the “Universe”), as well as a subset of funds within the Universe (the “Peer Group”), by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Broadridge/Lipper’s methodology for selecting mutual funds in each Fund’s Peer Group and Universe. The Broadridge/Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared by the Trustees’ independent consultant. The Broadridge/Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the SmartRetirement Income Fund’s performance for Class A shares was in the fourth, first and second quintiles based upon the Peer Group, and in the third, second and second quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2016, respectively. The Trustees noted that the performance for Class I shares was in the third, second and first quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2016, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the SmartRetirement 2020 Fund’s performance for Class A shares was in the fifth, first and first quintiles based upon the Peer Group, and in the fourth, second and second quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2016, respectively. The Trustees noted that the performance for Class I shares was in the fourth, first and first quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2016, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the SmartRetirement 2025 Fund’s performance for Class A shares was in the fifth, first and first quintiles based upon the Peer Group, and in the fourth, second and second quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2016, respectively. The Trustees noted that the performance for Class I shares was in the fourth, second and second quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2016, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the SmartRetirement 2030 Fund’s performance for Class A shares was in the fifth, first, and first quintiles based upon the Peer Group, and in the fifth, second and second quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2016, respectively. The Trustees noted that the performance for Class I shares was in the fifth, second, and first quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2016, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the SmartRetirement 2035 Fund’s performance for Class A shares was in the fifth, third and first quintiles based upon the Peer Group, and in the fifth, third and

126	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2017

second quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2016, respectively. The Trustees noted that the performance for Class I shares was in the fifth, second and first quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2016, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the SmartRetirement 2040 Fund’s performance for Class A shares was in the fourth, third and second quintiles based upon the Peer Group, and in the fifth, third and second quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2016, respectively. The Trustees noted that the performance for Class I shares was in the fifth, second and first quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2016, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the SmartRetirement 2045 Fund’s performance for Class A shares was in the fifth, third and first quintiles based upon the Peer Group, and in the fifth, third and second quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2016, respectively. The Trustees noted that the performance for Class I shares was in the fifth, third and second quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2016, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the SmartRetirement 2050 Fund’s performance for Class A shares was in the fifth, third and first quintiles based upon the Peer Group, and in the fifth, third and second quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2016, respectively. The Trustees noted that the performance for Class I shares was in the fifth, third and second quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2016, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the SmartRetirement 2055 Fund’s performance for Class A shares was in the fifth and third quintiles based upon both the Peer Group and Universe for the one- and three-year periods ended December 31, 2016, respectively. The Trustees noted that the performance for Class I shares was in the fifth and second quintiles based upon the Universe for the one- and three-year periods ended December 31, 2016, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted the performance of the SmartRetirement 2060 Fund since its inception on August 31, 2016 as compared with that of its benchmark index. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and various other factors, concluded that the performance was satisfactory.

Advisory Fees and Expense Ratios

The Funds are not charged a separate investment advisory fee by the Adviser and the Trustees considered the reasonableness of the investment advisory fee and expense ratio of the Underlying Funds with respect to the Funds. The Trustees considered the contractual advisory fee rate paid by each Underlying Fund to the Adviser or its affiliates by comparing that rate to the information prepared by Broadridge/Lipper concerning management fee rates paid by other funds in the same Broadridge/Lipper category as each Underlying Fund. The Trustees recognized that Broadridge/Lipper reported each Underlying Fund’s management fee rate as the combined contractual advisory fee rate and administration fee rate. The Trustees also considered the fee waiver and/or expense reimbursement arrangements currently in place for each Underlying Fund and considered the net advisory fee rate after taking into account waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the SmartRetirement Income Fund’s net advisory fee and actual total expenses for Class A shares were in the first quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee and actual total expenses for Class I shares were in the first and third quintiles, respectively, based upon the Universe. After considering all of the factors identified above, the Trustees

DECEMBER 31, 2017	JPMORGAN SMARTRETIREMENT FUNDS	127

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the SmartRetirement 2020 Fund’s net advisory fee and actual total expenses for Class A shares were in the first quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee and actual total expenses for Class I shares were in the first and second quintiles, respectively, based upon the Universe. After considering all of the factors identified above, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the SmartRetirement 2025 Fund’s net advisory fee and actual total expenses for Class A shares were in the first quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee and actual total expenses for Class I shares were in the first and third quintiles, respectively, based upon the Universe. After considering all of the factors identified above, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the SmartRetirement 2030 Fund’s net advisory fee and actual total expenses for Class A shares were in the first quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee and actual total expenses for Class I shares were in the first and third quintiles, respectively, based upon the Universe. After considering all of the factors identified above, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the SmartRetirement 2035 Fund’s net advisory fee and actual total expenses for Class A shares were in the first quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee and actual total expenses for Class I shares were in the first and third quintiles, respectively, based upon the Universe. After considering all of the factors identified above the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the SmartRetirement 2040 Fund’s net advisory fee and actual total expenses for Class A shares were in the first quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee and actual total expenses for Class I shares were in the first and third quintiles, respectively, based upon the Universe. After considering all of the factors identified above, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the SmartRetirement 2045 Fund’s net advisory fee and actual total expenses for Class A shares were in the first quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee and actual total expenses for Class I shares were in the first and third quintiles, respectively, based upon the Universe. After considering all of the factors identified above, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the SmartRetirement 2050 Fund’s net advisory fee and actual total expenses for Class A shares were in the first quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee and actual total expenses for Class I shares were in the first and third quintiles, respectively, based upon the Universe. After considering all of the factors identified above, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the SmartRetirement 2055 Fund’s net advisory fee and actual total expenses for Class A shares were in the first quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee and actual total expenses for Class I shares were in the first and third quintiles, respectively, based upon the Universe. After considering all of the factors identified above, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the SmartRetirement 2060 Fund’s net advisory fee and actual total expenses for Class A shares were in the first quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee and actual total expenses for Class I shares were in the first and third quintiles, respectively, based upon the Universe. After considering all of the factors identified above, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

128	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2017

Tax Letter

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2017. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2017. The information necessary to complete your income tax returns for the calendar year ending December 31, 2017 will be provided under separate cover.

Foreign Source Income and Foreign Tax Credit Pass Through

For the fiscal year ended June 30, 2017, the Funds elected to pass through to shareholders taxes paid to foreign countries.

Gross income and foreign tax expenses were as follows or amounts as finally determined:

	Total Foreign Source Income	Total Foreign Tax Credit
JPMorgan SmartRetirement Income Fund	$5,027,091	$945,734
JPMorgan SmartRetirement 2020 Fund	22,995,326	2,302,661
JPMorgan SmartRetirement 2025 Fund	26,537,634	2,659,413
JPMorgan SmartRetirement 2030 Fund	33,614,836	3,364,542
JPMorgan SmartRetirement 2035 Fund	26,451,911	2,647,280
JPMorgan SmartRetirement 2040 Fund	29,323,001	2,937,437
JPMorgan SmartRetirement 2045 Fund	18,399,870	1,846,726
JPMorgan SmartRetirement 2050 Fund	15,010,968	1,504,320
JPMorgan SmartRetirement 2055 Fund	4,265,174	425,285
JPMorgan SmartRetirement 2060 Fund	7,969	825

DECEMBER 31, 2017	JPMORGAN SMARTRETIREMENT FUNDS	129

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management businesses of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2017. All rights reserved. December 2017.	SAN-SR-1217

Semi-Annual Report

JPMorgan SmartRetirement® Blend Funds

December 31, 2017 (Unaudited)

JPMorgan SmartRetirement® Blend Income Fund

JPMorgan SmartRetirement® Blend 2020 Fund

JPMorgan SmartRetirement® Blend 2025 Fund

JPMorgan SmartRetirement® Blend 2030 Fund

JPMorgan SmartRetirement® Blend 2035 Fund

JPMorgan SmartRetirement® Blend 2040 Fund

JPMorgan SmartRetirement® Blend 2045 Fund

JPMorgan SmartRetirement® Blend 2050 Fund

JPMorgan SmartRetirement® Blend 2055 Fund

JPMorgan SmartRetirement® Blend 2060 Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

February 1, 2018 (Unaudited)

Dear Shareholder,

The U.S. economy continued to grow in the second half of 2017, supported by a synchronized global economy and central bank policies that also helped lift equity prices in the U.S. and elsewhere.

“Historically high consumer confidence, increased business investment and growth in corporate earnings all indicate that the U.S. economy should continue to expand.” — George C.W. Gatch

The U.S. economy entered its third longest expansion on record in 2017, and gross domestic product (GDP) rose by 3.2% in the third quarter and an estimated 2.6% in the fourth quarter. During the second half of 2017, unemployment fell to 4.1% in December from 4.3% in June, and U.S. consumer confidence reached a 17-year high in November. Corporate profits rose during the second half of the year amid stable energy prices and a decline in the value of the U.S. dollar.

Notably, the second half of 2017 included three large hurricanes, wildfires and other assorted natural disasters that combined to cause an estimated $306 billion in damage in the U.S. While companies in some specific sectors of the economy reported that Hurricanes Harvey, Irma and Maria affected revenue or earnings, any impact on the larger economy appeared to be limited.

The U.S. Federal Reserve raised interest rates in December 2017 and indicated it would raise rates three more times in the year ahead. However, interest rates overall remained relatively low during the reporting period and provided support for both the domestic economy and financial markets.

Most developed market and emerging market economies also continued to grow in the second half of 2017. Growth in Europe was strong enough that the European Central Bank committed to reducing its monthly asset purchases by half and the Bank of England raised its benchmark interest rate for the first time in ten years. Japan registered its longest economic expansion in a decade and China’s GDP grew by an estimated 6.8% in the second half of 2017, supported by personal consumption and growth in foreign trade.

Roughly 120 countries, comprising three-fourths of global GDP, had experienced increased economic growth by the end of 2017, according to the International Monetary Fund (IMF).

Meanwhile, global financial markets provided investors with positive returns for the six months ended December 31, 2017. Overall, equity markets outperformed bond markets, with emerging market equities largely outperforming developed market equities.

In the wake of stronger-than-expected growth in the U.S. and other leading economies, the IMF revised its forecast for 2018 U.S. GDP growth to 2.7% from 2.3%. The IMF cited growth from external demand and a reduction in U.S. corporate tax rates from the 2017 Tax Cuts and Jobs Act. Historically high consumer confidence, increased business investment and growth in corporate earnings all indicate that the U.S. economy should continue to expand. We believe investors who maintain a properly diversified portfolio and a long-term outlook will be able to benefit from the current global economic expansion.

We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

DECEMBER 31, 2017	JPMORGAN SMARTRETIREMENT BLEND FUNDS	1

JPMorgan SmartRetirement® Blend Funds

FUND FACTS

SIX MONTHS ENDED DECEMBER 31, 2017 (Unaudited)

Fund	Fund Return*	Broad Based Securities Market Index Return[1]	Broad Based Securities Market Index Name[1]	Fund Net Assets as of December 31, 2017

JPMorgan SmartRetirement® Blend Income Fund	5.20%	4.34%	S&P Target Date Retirement Income Index	$279,917,013

JPMorgan SmartRetirement® Blend 2020 Fund	6.38%	6.10%	S&P Target Date 2020 Index	$513,440,973

JPMorgan SmartRetirement® Blend 2025 Fund	7.36%	7.07%	S&P Target Date 2025 Index	$574,970,778

JPMorgan SmartRetirement® Blend 2030 Fund	8.23%	7.99%	S&P Target Date 2030 Index	$609,379,282

JPMorgan SmartRetirement® Blend 2035 Fund	8.98%	8.87%	S&P Target Date 2035 Index	$465,468,009

JPMorgan SmartRetirement® Blend 2040 Fund	9.61%	9.45%	S&P Target Date 2040 Index	$463,171,955

JPMorgan SmartRetirement® Blend 2045 Fund	9.77%	9.78%	S&P Target Date 2045 Index	$313,981,880

JPMorgan SmartRetirement® Blend 2050 Fund	9.71%	10.01%	S&P Target Date 2050 Index	$243,409,292

JPMorgan SmartRetirement® Blend 2055 Fund	9.76%	10.10%	S&P Target Date 2055 Index	$100,683,213

JPMorgan SmartRetirement® Blend 2060 Fund	9.62%	10.23%	S&P Target Date 2060+ Index	$6,469,092

*	Returns for all Funds are based on Class R6 Shares. The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
[1]

On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Funds, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date Retirement Indices previously used by the Funds were comprised of exchange traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return) (the “Old Index”). Going forward, the S&P Target Date Retirement Indices used by the Funds are comprised of underlying indices of securities (the “New Index”). In addition, the Old Indices have been discontinued and their return performance is not available. The name of each Fund’s S&P Target Date Retirement Index has not changed and there has been no change in each Fund’s investment strategies as a result of the change.

2	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2017

Portfolio Composition by Asset Class*

JPMorgan SmartRetirement® Blend Income Fund
Fixed Income	51.9%
U.S. Equity	21.1
International Equity	12.6
Short-Term Investment	10.4
Alternative Assets	3.7
U.S. Treasury Obligation	0.3

JPMorgan SmartRetirement® Blend 2020 Fund
Fixed Income	48.2%
U.S. Equity	28.7
International Equity	16.7
Alternative Assets	3.7
U.S. Treasury Obligation	0.3
Short-Term Investment	2.4

JPMorgan SmartRetirement® Blend 2025 Fund
Fixed Income	39.6%
U.S. Equity	34.0
International Equity	20.3
Alternative Assets	3.8
Short-Term Investment	1.9
U.S. Treasury Obligation	0.4

JPMorgan SmartRetirement® Blend 2030 Fund
U.S. Equity	40.0%
Fixed Income	29.5
International Equity	23.9
Alternative Assets	4.2
Short-Term Investment	2.0
U.S. Treasury Obligation	0.4

JPMorgan SmartRetirement® Blend 2035 Fund
U.S. Equity	44.0%
International Equity	26.5
Fixed Income	22.0
Alternative Assets	4.6
Short-Term Investment	2.5
U.S. Treasury Obligation	0.4

JPMorgan SmartRetirement® Blend 2040 Fund
U.S. Equity	48.1%
International Equity	29.3
Fixed Income	15.1
Alternative Assets	5.2
Short-Term Investment	1.9
U.S. Treasury Obligation	0.4

JPMorgan SmartRetirement® Blend 2045 Fund
U.S. Equity	49.1%
International Equity	29.8
Fixed Income	13.6
Alternative Assets	5.2
Short-Term Investment	1.9
U.S. Treasury Obligation	0.4

JPMorgan SmartRetirement® Blend 2050 Fund
U.S. Equity	49.2%
International Equity	29.7
Fixed Income	13.5
Alternative Assets	5.2
Short-Term Investment	2.0
U.S. Treasury Obligation	0.4

JPMorgan SmartRetirement® Blend 2055 Fund
U.S. Equity	49.0%
International Equity	29.7
Fixed Income	13.5
Alternative Assets	5.2
Short-Term Investment	2.2
U.S. Treasury Obligation	0.4

JPMorgan SmartRetirement® Blend 2060 Fund
U.S. Equity	51.5%
International Equity	32.3
Fixed Income	9.7
Alternative Assets	5.2
Short-Term Investment	1.3

*	The percentages indicated are based on total investments as of December 31, 2017. Each Fund’s portfolio composition is subject to change.

DECEMBER 31, 2017	JPMORGAN SMARTRETIREMENT BLEND FUNDS	3

JPMorgan SmartRetirement® Blend Funds

FUNDS COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2017 (Unaudited)

INVESTMENT OBJECTIVES*

The JPMorgan SmartRetirement® Blend Income Fund seeks current income and some capital appreciation. The remaining JPMorgan SmartRetirement® Blend Funds each seek high total return with a shift to current income and some capital appreciation over time as each Fund approaches and passes its respective target retirement dates.

HOW DID THE MARKET PERFORM?

U.S. equity markets overall provided positive returns throughout the reporting period amid strong growth in corporate profits, stable energy prices and continued low interest rates. During the reporting period, the Standard & Poor’s 500 Index (the “S&P 500”) reached more than two dozen record high closings and had positive returns for each month. Overall, growth stocks outperformed value stocks and large cap stocks generally outperformed small cap and mid cap stocks during the reporting period.

Meanwhile, the CBOE Volatility Index, which measures S&P 500 options to gauge market expectations of near-term volatility, remained well below its historical average throughout the year and on November 3, 2017, fell to its lowest-ever level.

Overall, fixed income securities generally had positive returns but underperformed equities during the reporting period. Within the fixed income sector, high yield bonds (also known as “junk bonds”) outperformed both investment grade corporate bonds and U.S. Treasury bonds.

WHAT WERE THE MAIN DRIVERS OF THE FUNDS’ PERFORMANCE?

The Class R6 Shares of the SmartRetirement Blend Income Fund, the SmartRetirement Blend 2020 Fund, the SmartRetirement Blend 2025 Fund, the SmartRetirement Blend 2030 Fund, the SmartRetirement 2035 Fund and the SmartRetirement Blend 2040 Fund outperformed their respective S&P Target Date Indexes for the six month reporting period. The Class R6 Shares of the SmartRetirement Blend 2045 Fund, the SmartRetirement Blend 2050 Fund, the SmartRetirement Blend 2055 Fund and the SmartRetirement Blend 2060 Fund underperformed their respective S&P Target Date Indexes for the six month period.

The Funds’ investments in the JPMorgan Emerging Economies Fund detracted from performance relative to their respective benchmark indexes. However, the Funds’ investments in the JPMorgan Emerging Markets Equity Fund and JPMorgan Realty Income made positive contributions to relative performance.

The Funds’ strategic allocation to underlying funds that focused on emerging markets equity and emerging markets debt made a positive contribution to absolute performance, while the Funds’ lower strategic allocation to total U.S. equity detracted from absolute performance. From a tactical perspective, the Funds’ positioning in emerging market equity and Japanese equity helped absolute performance, while the Funds’ positioning in European equity (excluding the U.K.) detracted from absolute performance.

Strategic asset allocation involves setting target allocations to various asset classes and periodically rebalancing the portfolio to those targets. Tactical asset allocation generally involves a more active trading approach and seeks to exploit shorter-term inefficiencies in markets.

HOW WERE THE FUNDS POSITIONED?

The Funds primarily invested in underlying J.P. Morgan Funds and third-party exchange-traded funds to implement the asset allocation views of the Funds’ portfolio managers. The Funds’ portfolio managers used a systematic screening and selection process to choose the underlying funds in their construction of the JPMorgan SmartRetirement Blend portfolios. Relative to their respective S&P Target Date indexes, the Funds invested across a broader range of asset classes. The Funds’ portfolio managers believed that this diversification would help manage market volatility and contribute to the Funds’ long-term risk-adjusted returns. In addition, they sought to invest in asset classes that they believed have had historically lower correlations to the broader fixed income and equity markets.

*	The adviser seeks to achieve the Funds’ objectives. There can be no guarantee they will be achieved.

4	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2017

JPMorgan SmartRetirement® Blend Income Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2017 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2017

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	July 2, 2012
With Sales Charge**		0.23%	5.20%	4.11%	4.48%
Without Sales Charge		4.93	10.15	5.07	5.36
CLASS C SHARES	July 2, 2012
With CDSC***		3.67	8.62	4.48	4.76
Without CDSC		4.67	9.62	4.48	4.76
CLASS I SHARES	July 2, 2012	5.07	10.43	5.26	5.54
CLASS R2 SHARES	July 2, 2012	4.81	9.89	4.80	5.09
CLASS R3 SHARES	May 31, 2017	4.94	10.15	5.11	5.39
CLASS R4 SHARES	May 31, 2017	5.07	10.42	5.38	5.65
CLASS R5 SHARES	July 2, 2012	5.09	10.55	5.45	5.73
CLASS R6 SHARES	July 2, 2012	5.20	10.70	5.52	5.80

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/2/12 TO 12/31/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 2, 2012.

Returns shown for Class R3 and Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses as Class I Shares.

The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement Blend Income Fund, the S&P Target Date Retirement Income Index and the Lipper Mixed-Asset Target Today Funds Average from July 2, 2012 to December 31, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date Retirement Income Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund (except prior to June 1, 2017, the S&P Target Date Retirement Income Index was previously adjusted to remove the impact of ETF fees) and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. The performance of the Lipper Mixed-Asset Target Today Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date Retirement Income Index was comprised of exchange traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date Retirement Income Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date Retirement Income Index was discontinued. As a result, performance for the S&P Target Date Retirement Income Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs that were not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. Investors cannot directly invest in an index. The Lipper Mixed-Asset Target Today Funds Average is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

Class R6 Shares generally have a $15,000,000 minimum initial investment.

DECEMBER 31, 2017	JPMORGAN SMARTRETIREMENT BLEND FUNDS	5

JPMorgan SmartRetirement® Blend Income Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2017 (Unaudited) (continued)

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2017

JPMorgan SmartRetirement® Blend 2020 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2017 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2017

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	July 2, 2012
With Sales Charge**		1.34%	7.78%	6.20%	6.69%
Without Sales Charge		6.12	12.85	7.19	7.59
CLASS C SHARES	July 2, 2012
With CDSC***		4.80	11.24	6.58	6.96
Without CDSC		5.80	12.24	6.58	6.96
CLASS I SHARES	July 2, 2012	6.20	13.08	7.37	7.77
CLASS R2 SHARES	July 2, 2012	5.93	12.57	6.92	7.31
CLASS R3 SHARES	May 31, 2017	6.07	12.79	7.22	7.61
CLASS R4 SHARES	May 31, 2017	6.20	13.07	7.49	7.88
CLASS R5 SHARES	July 2, 2012	6.28	13.24	7.57	7.97
CLASS R6 SHARES	July 2, 2012	6.38	13.40	7.64	8.04

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/2/12 TO 12/31/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 2, 2012.

Returns shown for Class R3 and Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses as Class I Shares.

The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement Blend 2020 Fund, the S&P Target Date 2020 Index and the Lipper Mixed-Asset Target 2020 Funds Index from July 2, 2012 to December 31, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2020 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund (except prior to June 1, 2017, the S&P Target Date 2020

Index was previously adjusted to remove the impact of ETF fees) and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. The performance of the Lipper Mixed-Asset Target 2020 Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2020 Index was comprised of exchange traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date 2020 Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2020 Index was discontinued. As a result, performance for the S&P Target Date 2020 Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs that were not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. The Lipper Mixed-Asset Target 2020 Funds Index is an index based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot directly invest in an index.

Class R6 Shares generally have a $15,000,000 minimum initial investment.

DECEMBER 31, 2017	JPMORGAN SMARTRETIREMENT BLEND FUNDS	7

JPMorgan SmartRetirement® Blend 2020 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2017 (Unaudited) (continued)

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2017

JPMorgan SmartRetirement® Blend 2025 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2017 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2017

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	July 2, 2012
With Sales Charge**		2.24%	9.79%	7.25%	7.73%
Without Sales Charge		7.05	14.94	8.24	8.64
CLASS C SHARES	July 2, 2012
With CDSC***		5.79	13.38	7.62	8.02
Without CDSC		6.79	14.38	7.62	8.02
CLASS I SHARES	July 2, 2012	7.23	15.29	8.44	8.84
CLASS R2 SHARES	July 2, 2012	6.94	14.69	7.97	8.37
CLASS R3 SHARES	May 31, 2017	7.05	14.99	8.29	8.68
CLASS R4 SHARES	May 31, 2017	7.19	15.28	8.56	8.95
CLASS R5 SHARES	July 2, 2012	7.32	15.46	8.65	9.05
CLASS R6 SHARES	July 2, 2012	7.36	15.56	8.71	9.11

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/2/12 TO 12/31/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 2, 2012.

Returns shown for Class R3 and Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses as Class I Shares.

The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement Blend 2025 Fund, the S&P Target Date 2025 Index and the Lipper Mixed-Asset Target 2025 Funds Index from July 2, 2012 to December 31, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2025 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund (except prior to June 1, 2017, the S&P Target Date 2025 Index was previously adjusted to remove the impact of ETF fees) and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. The performance of the Lipper Mixed-Asset Target 2025 Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2025 Index was comprised of exchange traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date 2025 Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2025 Index was discontinued. As a result, performance for the S&P Target Date 2025 Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs that were not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. The Lipper Mixed-Asset Target 2025 Funds Index is an index based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot directly invest in an index.

Class R6 Shares generally have a $15,000,000 minimum initial investment.

DECEMBER 31, 2017	JPMORGAN SMARTRETIREMENT BLEND FUNDS	9

JPMorgan SmartRetirement® Blend 2025 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2017 (Unaudited) (continued)

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2017

JPMorgan SmartRetirement® Blend 2030 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2017 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2017

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	July 2, 2012
With Sales Charge**		3.12%	11.58%	8.19%	8.66%
Without Sales Charge		7.96	16.86	9.19	9.58
CLASS C SHARES	July 2, 2012
With CDSC***		6.70	15.30	8.56	8.94
Without CDSC		7.70	16.30	8.56	8.94
CLASS I SHARES	July 2, 2012	8.15	17.22	9.39	9.77
CLASS R2 SHARES	July 2, 2012	7.83	16.58	8.91	9.30
CLASS R3 SHARES	May 31, 2017	7.97	16.87	9.23	9.61
CLASS R4 SHARES	May 31, 2017	8.11	17.16	9.50	9.88
CLASS R5 SHARES	July 2, 2012	8.19	17.34	9.58	9.97
CLASS R6 SHARES	July 2, 2012	8.23	17.44	9.65	10.04

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/2/12 TO 12/31/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 2, 2012.

Returns shown for Class R3 and Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses as Class I Shares.

The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement Blend 2030 Fund, the S&P Target Date 2030 Index and the Lipper Mixed-Asset Target 2030 Funds Index from July 2, 2012 to December 31, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2030 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund (except prior to June 1, 2017, the S&P Target Date 2030 Index was previously adjusted to remove the impact of ETF fees) and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. The performance of the Lipper Mixed-Asset Target 2030 Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2030 Index was comprised of exchange traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date 2030 Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2030 Index was discontinued. As a result, performance for the S&P Target Date 2030 Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs that were not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. The Lipper Mixed-Asset Target 2030 Funds Index is an index based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot directly invest in an index.

Class R6 Shares generally have a $15,000,000 minimum initial investment.

DECEMBER 31, 2017	JPMORGAN SMARTRETIREMENT BLEND FUNDS	11

JPMorgan SmartRetirement® Blend 2030 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2017 (Unaudited) (continued)

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

12	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2017

JPMorgan SmartRetirement® Blend 2035 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2017 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2017

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	July 2, 2012
With Sales Charge**		3.76%	13.00%	8.87%	9.37%
Without Sales Charge		8.67	18.33	9.88	10.29
CLASS C SHARES	July 2, 2012
With CDSC***		7.41	16.71	9.25	9.66
Without CDSC		8.41	17.71	9.25	9.66
CLASS I SHARES	July 2, 2012	8.86	18.64	10.08	10.49
CLASS R2 SHARES	July 2, 2012	8.53	17.99	9.60	10.02
CLASS R3 SHARES	May 31, 2017	8.67	18.34	9.93	10.33
CLASS R4 SHARES	May 31, 2017	8.81	18.63	10.20	10.61
CLASS R5 SHARES	July 2, 2012	8.93	18.79	10.29	10.71
CLASS R6 SHARES	July 2, 2012	8.98	18.90	10.36	10.77

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/2/12 TO 12/31/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 2, 2012.

Returns shown for Class R3 and Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses as Class I Shares.

The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement Blend 2035 Fund, the S&P Target Date 2035 Index and the Lipper Mixed-Asset Target 2035 Funds Index from July 2, 2012 to December 31, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2035 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund (except prior to June 1, 2017, the S&P Target Date 2035 Index was previously adjusted to remove the impact of ETF fees) and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. The performance of the Lipper Mixed-Asset Target 2035 Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2035 Index was comprised of exchange traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date 2035 Index is comprised of underlying indices of securities. Effective May 31, 2017, prior version of the S&P Target Date 2035 Index was discontinued. As a result, performance for the S&P Target Date 2035 Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs that were not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. The Lipper Mixed-Asset Target 2035 Funds Index is an index based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot directly invest in an index.

Class R6 Shares generally have a $15,000,000 minimum initial investment.

DECEMBER 31, 2017	JPMORGAN SMARTRETIREMENT BLEND FUNDS	13

JPMorgan SmartRetirement® Blend 2035 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2017 (Unaudited) (continued)

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

14	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2017

JPMorgan SmartRetirement® Blend 2040 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2017 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2017

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	July 2, 2012
With Sales Charge**		4.41%	14.33%	9.39%	9.87%
Without Sales Charge		9.34	19.70	10.40	10.79
CLASS C SHARES	July 2, 2012
With CDSC***		8.03	18.08	9.77	10.16
Without CDSC		9.03	19.08	9.77	10.16
CLASS I SHARES	July 2, 2012	9.44	19.96	10.59	10.99
CLASS R2 SHARES	July 2, 2012	9.21	19.42	10.12	10.52
CLASS R3 SHARES	May 31, 2017	9.31	19.66	10.44	10.83
CLASS R4 SHARES	May 31, 2017	9.44	19.96	10.72	11.10
CLASS R5 SHARES	July 2, 2012	9.56	20.18	10.81	11.20
CLASS R6 SHARES	July 2, 2012	9.61	20.29	10.87	11.26

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/2/12 TO 12/31/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 2, 2012.

Returns shown for Class R3 and Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses as Class I Shares.

The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement Blend 2040 Fund, the S&P Target Date 2040 Index and the Lipper Mixed-Asset Target 2040 Funds Index from July 2, 2012 to December 31, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2040 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund (except prior to June 1, 2017, the S&P Target Date 2040 Index was previously adjusted to remove the impact of ETF fees) and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. The performance of the Lipper Mixed-Asset Target 2040 Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2040 Index was comprised of exchange traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date 2040 Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2040 Index was discontinued. As a result, performance for the S&P Target Date 2040 Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs that were not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. The Lipper Mixed-Asset Target 2040 Funds Index is an index based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot directly invest in an index.

Class R6 Shares generally have a $15,000,000 minimum initial investment.

DECEMBER 31, 2017	JPMORGAN SMARTRETIREMENT BLEND FUNDS	15

JPMorgan SmartRetirement® Blend 2040 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2017 (Unaudited) (continued)

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

16	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2017

JPMorgan SmartRetirement® Blend 2045 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2017 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2017

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	July 2, 2012
With Sales Charge**		4.55%	14.46%	9.41%	9.88%
Without Sales Charge		9.45	19.86	10.43	10.81
CLASS C SHARES	July 2, 2012
With CDSC***		8.19	18.29	9.80	10.17
Without CDSC		9.19	19.29	9.80	10.17
CLASS I SHARES	July 2, 2012	9.64	20.17	10.63	11.00
CLASS R2 SHARES	July 2, 2012	9.37	19.57	10.15	10.53
CLASS R3 SHARES	May 31, 2017	9.47	19.82	10.47	10.84
CLASS R4 SHARES	May 31, 2017	9.65	20.17	10.75	11.12
CLASS R5 SHARES	July 2, 2012	9.73	20.39	10.83	11.21
CLASS R6 SHARES	July 2, 2012	9.77	20.49	10.91	11.29

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/2/12 TO 12/31/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 2, 2012.

Returns shown for Class R3 and Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses as Class I Shares.

The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement Blend 2045 Fund, the S&P Target Date 2045 Index and the Lipper Mixed-Asset Target 2045 Funds Index from July 2, 2012 to December 31, 2017 . The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2045 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund (except prior to June 1, 2017, the S&P Target Date 2045 Index was previously adjusted to remove the impact of ETF fees) and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. The performance of the Lipper Mixed-Asset Target 2045 Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2045 Index was comprised of exchange traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date 2045 Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2045 Index was discontinued. As a result, performance for the S&P Target Date 2045 Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs that were not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. The Lipper Mixed-Asset Target 2045 Funds Index is an index based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot directly invest in an index.

Class R6 Shares generally have a $15,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these

DECEMBER 31, 2017	JPMORGAN SMARTRETIREMENT BLEND FUNDS	17

JPMorgan SmartRetirement® Blend 2045 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2017 (Unaudited) (continued)

waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

18	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2017

JPMorgan SmartRetirement® Blend 2050 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2017 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2017

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	July 2, 2012
With Sales Charge**		4.54%	14.50%	9.42%	9.89%
Without Sales Charge		9.45	19.89	10.44	10.82
CLASS C SHARES	July 2, 2012
With CDSC***		8.19	18.33	9.80	10.18
Without CDSC		9.19	19.33	9.80	10.18
CLASS I SHARES	July 2, 2012	9.59	20.21	10.64	11.02
CLASS R2 SHARES	July 2, 2012	9.32	19.61	10.16	10.54
CLASS R3 SHARES	May 31, 2017	9.46	19.90	10.49	10.86
CLASS R4 SHARES	May 31, 2017	9.60	20.20	10.76	11.13
CLASS R5 SHARES	July 2, 2012	9.67	20.43	10.84	11.22
CLASS R6 SHARES	July 2, 2012	9.71	20.53	10.91	11.29

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/2/12 TO 12/31/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 2, 2012.

Returns shown for Class R3 and Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses as Class I Shares.

The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement Blend 2050 Fund, the S&P Target Date 2050 Index and the Lipper Mixed-Asset Target 2050 Funds Index from July 2, 2012 to December 31, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2050 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund (except prior to June 1, 2017, the S&P Target Date 2050 Index was previously adjusted to remove the impact of ETF fees) and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. The performance of the Lipper Mixed-Asset Target 2050 Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. Effective June 1, 2017, the S&P Target Date 2050 Index was comprised of exchange traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). The S&P Target Date 2050 Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2050 Index was discontinued. As a result, performance for the S&P Target Date 2050 Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs that were not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. The Lipper Mixed-Asset Target 2050 Funds Index is an index based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot directly invest in an index.

Class R6 Shares generally have a $15,000,000 minimum initial investment.

DECEMBER 31, 2017	JPMORGAN SMARTRETIREMENT BLEND FUNDS	19

JPMorgan SmartRetirement® Blend 2050 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2017 (Unaudited) (continued)

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

20	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2017

JPMorgan SmartRetirement® Blend 2055 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2017 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2017

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	July 2, 2012
With Sales Charge**		4.51%	14.41%	9.35%	9.82%
Without Sales Charge		9.44	19.83	10.37	10.75
CLASS C SHARES	July 2, 2012
With CDSC***		8.18	18.21	9.73	10.12
Without CDSC		9.18	19.21	9.73	10.12
CLASS I SHARES	July 2, 2012	9.59	20.15	10.57	10.95
CLASS R2 SHARES	July 2, 2012	9.31	19.55	10.09	10.47
CLASS R3 SHARES	May 31, 2017	9.46	19.79	10.40	10.78
CLASS R4 SHARES	May 31, 2017	9.64	20.14	10.69	11.06
CLASS R5 SHARES	July 2, 2012	9.67	20.31	10.77	11.15
CLASS R6 SHARES	July 2, 2012	9.76	20.41	10.84	11.22

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/2/12 TO 12/31/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 2, 2012.

Returns shown for Class R3 and Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses as Class I Shares.

The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement Blend 2055 Fund, the S&P Target Date 2055 Index and the Lipper Mixed-Asset Target 2055+ Funds Index from July 2, 2012 to December 31, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2055 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund (except prior to June 1, 2017, the S&P Target Date 2055 Index was previously adjusted to remove the impact of ETF fees) and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. The performance of the Lipper Mixed-Asset Target 2055+ Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2055 Index was comprised of exchange traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date 2055 Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2055 Index was discontinued. As a result, performance for the S&P Target Date 2055 Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs that were not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. The Lipper Mixed-Asset Target 2055+ Funds Index is an index based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot directly invest in an index.

Class R6 Shares generally have a $15,000,000 minimum initial investment.

DECEMBER 31, 2017	JPMORGAN SMARTRETIREMENT BLEND FUNDS	21

JPMorgan SmartRetirement® Blend 2055 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2017 (Unaudited) (continued)

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

22	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2017

JPMorgan SmartRetirement® Blend 2060 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2017 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2017

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	SINCE INCEPTION
CLASS A SHARES	August 31, 2016
With Sales Charge**		4.44%	14.44%	11.75%
Without Sales Charge		9.35	19.84	15.69
CLASS C SHARES	August 31, 2016
With CDSC***		8.02	18.21	15.09
Without CDSC		9.02	19.21	15.09
CLASS I SHARES	August 31, 2016	9.48	20.14	15.97
CLASS R2 SHARES	August 31, 2016	9.15	19.49	15.36
CLASS R3 SHARES	May 31, 2017	9.29	19.83	15.67
CLASS R4 SHARES	May 31, 2017	9.43	20.13	15.96
CLASS R5 SHARES	August 31, 2016	9.58	20.36	16.18
CLASS R6 SHARES	August 31, 2016	9.62	20.52	16.26

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (8/31/16 TO 12/31/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on August 31, 2016.

Returns shown for Class R3 and Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses as Class I Shares.

The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement Blend 2060 Fund, the S&P Target Date 2060+ Index and the Lipper Mixed-Asset Target 2055+ Funds Index from August 31, 2016 to December 31, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2060+ Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund (except prior to June 1, 2017, the S&P Target Date

2060+ Index was previously adjusted to remove the impact of ETF fees) and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. The performance of the Lipper Mixed-Asset Target 2055+ Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2060+ Index was comprised of exchange traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, S&P Target Date 2060+ Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2060+ Index was discontinued. As a result, performance for the S&P Target Date 2060+ Index (New) prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs that were not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. The Lipper Mixed-Asset Target 2055+ Funds Index is an index based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot directly invest in an index.

Class R6 Shares generally have a $15,000,000 minimum initial investment.

DECEMBER 31, 2017	JPMORGAN SMARTRETIREMENT BLEND FUNDS	23

JPMorgan SmartRetirement® Blend 2060 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2017 (Unaudited) (continued)

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

24	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2017

JPMorgan SmartRetirement Blend Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)

Exchange Traded Funds — 25.1%
	Alternative Assets — 1.1%
71,865	Schwab U.S. REIT Fund	2,991,021

	Fixed Income — 7.9%
12,267	iShares Core U.S. Aggregate Bond Fund	1,341,151
181,622	iShares TIPS Bond Fund	20,719,438

	Total Fixed Income	22,060,589

	International Equity — 12.5%
379,072	iShares Core MSCI EAFE Fund	25,052,868
176,808	iShares Core MSCI Emerging Markets Fund	10,060,375

	Total International Equity	35,113,243

	U.S. Equity — 3.6%
26,176	iShares Russell 2000 Fund	3,990,793
29,961	iShares Russell Mid-Cap Fund	6,235,783

	Total U.S. Equity	10,226,576

	Total Exchange Traded Funds (Cost $63,639,652)	70,391,429

Investment Companies — 63.6% (b)
	Alternative Assets — 2.6%
460,822	JPMorgan Commodities Strategy Fund, Class R6 Shares	4,276,428
222,897	JPMorgan Realty Income Fund, Class R6 Shares	2,966,755

	Total Alternative Assets	7,243,183

	Fixed Income — 43.7%
5,104,751	JPMorgan Core Bond Fund, Class R6 Shares	59,164,067
3,532,458	JPMorgan Core Plus Bond Fund, Class R6 Shares	29,248,753
230,041	JPMorgan Corporate Bond Fund, Class R6 Shares	2,277,402
606,519	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	5,076,563

SHARES	SECURITY DESCRIPTION	VALUE($)

	Fixed Income — continued
437,448	JPMorgan Emerging Markets Strategic Debt Fund, Class R6 Shares	3,705,188
716,383	JPMorgan Floating Rate Income Fund, Class R6 Shares	6,719,669
2,157,081	JPMorgan High Yield Fund, Class R6 Shares	15,983,969

	Total Fixed Income	122,175,611

	U.S. Equity — 17.3%
1,183,535	JPMorgan Equity Index Fund, Class R6 Shares	48,489,441

	Total Investment Companies (Cost $177,771,502)	177,908,235

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.3%
930,000	U.S. Treasury Notes, 0.75%, 01/31/2018 (k) (Cost $929,792)	929,646

SHARES
Short-Term Investment — 10.3%
	Investment Company — 10.3%
28,819,117	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 1.14% (b) (l) (Cost $28,819,117)	28,819,117

	Total Investments — 99.3% (Cost $271,160,063)	278,048,427
	Other Assets in Excess of Liabilities — 0.7%	1,868,586

	NET ASSETS — 100.0%	$279,917,013

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	JPMORGAN SMARTRETIREMENT BLEND FUNDS	25

JPMorgan SmartRetirement Blend Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (Unaudited) (continued)

Futures contracts outstanding as of December 31, 2017:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
Australia 10 Year Bond	26	03/2018	AUD	2,620,162	(20,171)
EURO STOXX 50 Index	63	03/2018	EUR	2,633,631	(72,968)
MSCI Emerging Markets E-Mini Index	47	03/2018	USD	2,734,695	112,113
S&P 500 E-Mini Index	22	03/2018	USD	2,943,600	34,908
TOPIX Index	22	03/2018	JPY	3,538,180	77,491
U.S. Treasury 10 Year Note	59	03/2018	USD	7,316,922	(2,598)

					128,775

Short Contracts
Euro-Bund	(21)	03/2018	EUR	(4,073,827)	46,614
FTSE 100 Index	(7)	03/2018	GBP	(719,123)	(26,136)
U.S. Treasury 2 Year Note	(42)	03/2018	USD	(8,991,937)	13,695
U.S. Treasury 5 Year Note	(7)	03/2018	USD	(813,039)	2,337

					36,510

					165,285

SEE NOTES TO FINANCIAL STATEMENTS.

26	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2017

JPMorgan SmartRetirement Blend 2020 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)

Exchange Traded Funds — 27.8%
	Alternative Assets — 1.6%
195,562	Schwab U.S. REIT Fund	8,139,290

	Fixed Income — 4.3%
22,480	iShares Core U.S. Aggregate Bond Fund	2,457,738
173,084	iShares TIPS Bond Fund	19,745,423

	Total Fixed Income	22,203,161

	International Equity — 16.8%
941,721	iShares Core MSCI EAFE Fund	62,238,341
416,209	iShares Core MSCI Emerging Markets Fund	23,682,292

	Total International Equity	85,920,633

	U.S. Equity — 5.1%
66,573	iShares Russell 2000 Fund	10,149,720
76,876	iShares Russell Mid-Cap Fund	16,000,202

	Total U.S. Equity	26,149,922

	Total Exchange Traded Funds (Cost $126,511,007)	142,413,006

Investment Companies — 69.5% (b)
	Alternative Assets — 2.1%
384,483	JPMorgan Commodities Strategy Fund, Class R6 Shares	3,567,999
546,193	JPMorgan Realty Income Fund, Class R6 Shares	7,269,825

	Total Alternative Assets	10,837,824

	Fixed Income — 43.8%
9,935,544	JPMorgan Core Bond Fund, Class R6 Shares	115,152,957
6,999,144	JPMorgan Core Plus Bond Fund, Class R6 Shares	57,952,911
428,820	JPMorgan Corporate Bond Fund, Class R6 Shares	4,245,321
1,100,383	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	9,210,204

SHARES	SECURITY DESCRIPTION	VALUE($)

	Fixed Income — continued
709,423	JPMorgan Emerging Markets Strategic Debt Fund, Class R6 Shares	6,008,809
674,309	JPMorgan Floating Rate Income Fund, Class R6 Shares	6,325,017
3,537,483	JPMorgan High Yield Fund, Class R6 Shares	26,212,749

	Total Fixed Income	225,107,968

	U.S. Equity — 23.6%
2,954,240	JPMorgan Equity Index Fund, Class R6 Shares	121,035,216

	Total Investment Companies (Cost $356,823,677)	356,981,008

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.3%
1,665,000	U.S. Treasury Notes, 0.75%, 01/31/2018 (k) (Cost $1,664,724)	1,664,366

SHARES
Short-Term Investment — 2.4%
	Investment Company — 2.4%
12,453,128	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 1.14% (b) (l) (Cost $12,453,128)	12,453,128

	Total Investments — 100.0% (Cost $497,452,536)	513,511,508
	Liabilities in Excess of Other Assets — 0.0% (g)	(70,535)

	NET ASSETS — 100.0%	$513,440,973

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	JPMORGAN SMARTRETIREMENT BLEND FUNDS	27

JPMorgan SmartRetirement Blend 2020 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (Unaudited) (continued)

Futures contracts outstanding as of December 31, 2017:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
Australia 10 Year Bond	47	03/2018	AUD	4,736,447	(36,475)
EURO STOXX 50 Index	111	03/2018	EUR	4,640,206	(128,549)
MSCI Emerging Markets E-Mini Index	87	03/2018	USD	5,062,095	207,530
S&P 500 E-Mini Index	38	03/2018	USD	5,084,400	61,915
TOPIX Index	39	03/2018	JPY	6,272,229	137,372
U.S. Treasury 10 Year Note	102	03/2018	USD	12,649,594	(2,943)

					238,850

Short Contracts
Euro-Bund	(37)	03/2018	EUR	(7,177,695)	82,136
FTSE 100 Index	(12)	03/2018	GBP	(1,232,782)	(44,810)
U.S. Treasury 2 Year Note	(77)	03/2018	USD	(16,485,219)	25,108
U.S. Treasury 5 Year Note	(10)	03/2018	USD	(1,161,484)	3,338

					65,772

					304,622

SEE NOTES TO FINANCIAL STATEMENTS.

28	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2017

JPMorgan SmartRetirement Blend 2025 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)

Exchange Traded Funds — 27.6%
	Alternative Assets — 2.1%
291,522	Schwab U.S. REIT Fund	12,133,146

	Fixed Income — 1.1%
25,037	iShares Core U.S. Aggregate Bond Fund	2,737,295
31,123	iShares TIPS Bond Fund	3,550,512

	Total Fixed Income	6,287,807

	International Equity — 17.8%
1,299,269	iShares Core MSCI EAFE Fund	85,868,688
289,222	iShares Core MSCI Emerging Markets Fund	16,456,732

	Total International Equity	102,325,420

	U.S. Equity — 6.6%
97,113	iShares Russell 2000 Fund	14,805,848
110,771	iShares Russell Mid-Cap Fund	23,054,768

	Total U.S. Equity	37,860,616

	Total Exchange Traded Funds (Cost $139,293,553)	158,606,989

Investment Companies — 70.2% (b)
	Alternative Assets — 1.7%
22,691	JPMorgan Commodities Strategy Fund, Class R6 Shares	210,569
702,711	JPMorgan Realty Income Fund, Class R6 Shares	9,353,081

	Total Alternative Assets	9,563,650

	Fixed Income — 38.5%
10,025,314	JPMorgan Core Bond Fund, Class R6 Shares	116,193,391
7,018,734	JPMorgan Core Plus Bond Fund, Class R6 Shares	58,115,114
413,029	JPMorgan Corporate Bond Fund, Class R6 Shares	4,088,983
1,164,524	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	9,747,062
750,303	JPMorgan Emerging Markets Strategic Debt Fund, Class R6 Shares	6,355,063

SHARES	SECURITY DESCRIPTION	VALUE($)

	Fixed Income — continued
118,522	JPMorgan Floating Rate Income Fund, Class R6 Shares	1,111,737
3,513,766	JPMorgan High Yield Fund, Class R6 Shares	26,037,007

	Total Fixed Income	221,648,357

	International Equity — 2.5%
436,716	JPMorgan Emerging Economies Fund, Class R6 Shares	6,528,906
268,670	JPMorgan Emerging Markets Equity Fund, Class R6 Shares	8,041,298

	Total International Equity	14,570,204

	U.S. Equity — 27.5%
3,854,412	JPMorgan Equity Index Fund, Class R6 Shares	157,915,279

	Total Investment Companies (Cost $401,012,444)	403,697,490

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.3%
2,040,000	U.S. Treasury Notes, 0.75%, 01/31/2018 (k) (Cost $2,039,605)	2,039,223

SHARES
Short-Term Investment — 1.9%
	Investment Company — 1.9%
10,732,215	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 1.14% (b) (l) (Cost $10,732,215)	10,732,215

	Total Investments — 100.0% (Cost $553,077,817)	575,075,917
	Liabilities in Excess of Other Assets — 0.0% (g)	(105,139)

	NET ASSETS — 100.0%	$574,970,778

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	JPMORGAN SMARTRETIREMENT BLEND FUNDS	29

JPMorgan SmartRetirement Blend 2025 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (Unaudited) (continued)

Futures contracts outstanding as of December 31, 2017:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
Australia 10 Year Bond	51	03/2018	AUD	5,139,549	(39,580)
EURO STOXX 50 Index	134	03/2018	EUR	5,601,690	(155,186)
MSCI Emerging Markets E-Mini Index	124	03/2018	USD	7,214,940	271,703
S&P 500 E-Mini Index	110	03/2018	USD	14,718,000	165,629
TOPIX Index	45	03/2018	JPY	7,237,187	136,727
U.S. Treasury 10 Year Note	110	03/2018	USD	13,641,719	11,469

					390,762

Short Contracts
Euro-Bund	(40)	03/2018	EUR	(7,759,670)	88,798
FTSE 100 Index	(15)	03/2018	GBP	(1,540,978)	(56,016)
U.S. Treasury 2 Year Note	(95)	03/2018	USD	(20,338,906)	28,666
U.S. Treasury 5 Year Note	(9)	03/2018	USD	(1,045,336)	3,005

					64,453

					455,215

SEE NOTES TO FINANCIAL STATEMENTS.

30	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2017

JPMorgan SmartRetirement Blend 2030 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)

Exchange Traded Funds — 31.5%
	Alternative Assets — 2.3%
339,293	Schwab U.S. REIT Fund	14,121,375

	Fixed Income — 0.5%
26,248	iShares Core U.S. Aggregate Bond Fund	2,869,694

	International Equity — 20.9%
1,610,005	iShares Core MSCI EAFE Fund	106,405,230
370,524	iShares Core MSCI Emerging Markets Fund	21,082,816

	Total International Equity	127,488,046

	U.S. Equity — 7.8%
126,829	iShares Russell 2000 Fund	19,336,349
136,502	iShares Russell Mid-Cap Fund	28,410,161

	Total U.S. Equity	47,746,510

	Total Exchange Traded Funds (Cost $168,221,594)	192,225,625

Investment Companies — 66.0% (b)
	Alternative Assets — 1.9%
854,877	JPMorgan Realty Income Fund, Class R6 Shares	11,378,416

	Fixed Income — 29.0%
7,767,282	JPMorgan Core Bond Fund, Class R6 Shares	90,022,802
5,374,781	JPMorgan Core Plus Bond Fund, Class R6 Shares	44,503,188
328,582	JPMorgan Corporate Bond Fund, Class R6 Shares	3,252,963
1,048,669	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	8,777,361
720,710	JPMorgan Emerging Markets Strategic Debt Fund, Class R6 Shares	6,104,410
3,265,432	JPMorgan High Yield Fund, Class R6 Shares	24,196,854

	Total Fixed Income	176,857,578

SHARES	SECURITY DESCRIPTION	VALUE($)

	International Equity — 3.0%
522,434	JPMorgan Emerging Economies Fund, Class R6 Shares	7,810,386
347,372	JPMorgan Emerging Markets Equity Fund, Class R6 Shares	10,396,855

	Total International Equity	18,207,241

	U.S. Equity — 32.1%
4,776,527	JPMorgan Equity Index Fund, Class R6 Shares	195,694,325

	Total Investment Companies (Cost $398,551,632)	402,137,560

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.4%
2,140,000	U.S. Treasury Notes, 0.75%, 01/31/2018 (k) (Cost $2,139,595)	2,139,185

SHARES
Short-Term Investment — 1.9%
	Investment Company — 1.9%
11,875,612	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 1.14% (b) (l) (Cost $11,875,612)	11,875,612

	Total Investments — 99.8% (Cost $580,788,433)	608,377,982
	Other Assets in Excess of Liabilities — 0.2%	1,001,300

	NET ASSETS — 100.0%	$609,379,282

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	JPMORGAN SMARTRETIREMENT BLEND FUNDS	31

JPMorgan SmartRetirement Blend 2030 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (Unaudited) (continued)

Futures contracts outstanding as of December 31, 2017:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
Australia 10 Year Bond	54	03/2018	AUD	5,441,875	(41,904)
EURO STOXX 50 Index	137	03/2018	EUR	5,727,102	(158,663)
MSCI Emerging Markets E-Mini Index	115	03/2018	USD	6,691,275	274,317
S&P 500 E-Mini Index	115	03/2018	USD	15,387,000	176,297
TOPIX Index	49	03/2018	JPY	7,880,492	146,462
U.S. Treasury 10 Year Note	124	03/2018	USD	15,377,938	(18,382)

					378,127

Short Contracts
Euro-Bund	(43)	03/2018	EUR	(8,341,645)	95,461
FTSE 100 Index	(17)	03/2018	GBP	(1,746,442)	(63,478)
U.S. Treasury 2 Year Note	(98)	03/2018	USD	(20,981,187)	30,080
U.S. Treasury 5 Year Note	(6)	03/2018	USD	(696,891)	2,003

					64,066

					442,193

SEE NOTES TO FINANCIAL STATEMENTS.

32	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2017

JPMorgan SmartRetirement Blend 2035 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)

Exchange Traded Funds — 34.9%
	Alternative Assets — 2.6%
290,576	Schwab U.S. REIT Fund	12,093,773

	Fixed Income — 0.5%
20,209	iShares Core U.S. Aggregate Bond Fund	2,209,450

	International Equity — 23.2%
1,364,972	iShares Core MSCI EAFE Fund	90,210,999
314,372	iShares Core MSCI Emerging Markets Fund	17,887,767

	Total International Equity	108,098,766

	U.S. Equity — 8.6%
103,928	iShares Russell 2000 Fund	15,844,863
116,666	iShares Russell Mid-Cap Fund	24,281,695

	Total U.S. Equity	40,126,558

	Total Exchange Traded Funds (Cost $143,342,626)	162,528,547

Investment Companies — 62.5% (b)
	Alternative Assets — 2.1%
721,683	JPMorgan Realty Income Fund, Class R6 Shares	9,605,604

	Fixed Income — 21.6%
4,122,621	JPMorgan Core Bond Fund, Class R6 Shares	47,781,178
2,813,394	JPMorgan Core Plus Bond Fund, Class R6 Shares	23,294,904
174,377	JPMorgan Corporate Bond Fund, Class R6 Shares	1,726,336
765,642	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	6,408,428
474,757	JPMorgan Emerging Markets Strategic Debt Fund, Class R6 Shares	4,021,189
2,314,229	JPMorgan High Yield Fund, Class R6 Shares	17,148,438

	Total Fixed Income	100,380,473

SHARES	SECURITY DESCRIPTION	VALUE($)

	International Equity — 3.3%
468,614	JPMorgan Emerging Economies Fund, Class R6 Shares	7,005,780
283,642	JPMorgan Emerging Markets Equity Fund, Class R6 Shares	8,489,396

	Total International Equity	15,495,176

	U.S. Equity — 35.5%
4,035,024	JPMorgan Equity Index Fund, Class R6 Shares	165,314,951

	Total Investment Companies (Cost $287,646,523)	290,796,204

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.3%
1,690,000	U.S. Treasury Notes, 0.75%, 01/31/2018 (k) (Cost $1,689,666)	1,689,356

SHARES
Short-Term Investment — 2.5%
	Investment Company — 2.5%
11,593,120	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 1.14% (b) (l) (Cost $11,593,120)	11,593,120

	Total Investments — 100.2% (Cost $444,271,935)	466,607,227
	Liabilities in Excess of Other Assets — (0.2)%	(1,139,218)

	NET ASSETS — 100.0%	$465,468,009

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	JPMORGAN SMARTRETIREMENT BLEND FUNDS	33

JPMorgan SmartRetirement Blend 2035 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (Unaudited) (continued)

Futures contracts outstanding as of December 31, 2017:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
Australia 10 Year Bond	41	03/2018	AUD	4,131,794	(31,828)
EURO STOXX 50 Index	103	03/2018	EUR	4,305,777	(119,287)
MSCI Emerging Markets E-Mini Index	95	03/2018	USD	5,527,575	213,443
S&P 500 E-Mini Index	98	03/2018	USD	13,112,400	131,591
TOPIX Index	37	03/2018	JPY	5,950,576	110,601
U.S. Treasury 10 Year Note	100	03/2018	USD	12,401,563	(38,150)

					266,370

Short Contracts
Euro-Bund	(32)	03/2018	EUR	(6,207,736)	71,043
FTSE 100 Index	(10)	03/2018	GBP	(1,027,319)	(37,342)
U.S. Treasury 2 Year Note	(75)	03/2018	USD	(16,057,031)	21,942
U.S. Treasury 5 Year Note	(9)	03/2018	USD	(1,045,336)	3,005

					58,648

					325,018

SEE NOTES TO FINANCIAL STATEMENTS.

34	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2017

JPMorgan SmartRetirement Blend 2040 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)
Exchange Traded Funds —37.6%
	Alternative Assets — 2.6%
292,018	Schwab U.S. REIT Fund	12,153,789

	Fixed Income — 0.5%
20,346	iShares Core U.S. Aggregate Bond Fund	2,224,428

	International Equity — 25.2%
1,476,299	iShares Core MSCI EAFE Fund	97,568,602
341,074	iShares Core MSCI Emerging Markets Fund	19,407,110

	Total International Equity	116,975,712

	U.S. Equity — 9.3%
112,944	iShares Russell 2000 Fund	17,219,442
123,734	iShares Russell Mid-Cap Fund	25,752,758

	Total U.S. Equity	42,972,200

	Total Exchange Traded Funds (Cost $153,076,878)	174,326,129

Investment Companies — 60.0% (b)
	Alternative Assets — 2.6%
902,181	JPMorgan Realty Income Fund, Class R6 Shares	12,008,028

	Fixed Income — 14.6%
2,365,825	JPMorgan Core Bond Fund, Class R6 Shares	27,419,912
1,620,988	JPMorgan Core Plus Bond Fund, Class R6 Shares	13,421,783
109,797	JPMorgan Corporate Bond Fund, Class R6 Shares	1,086,987
652,042	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	5,457,595
457,860	JPMorgan Emerging Markets Strategic Debt Fund, Class R6 Shares	3,878,072
2,210,303	JPMorgan High Yield Fund, Class R6 Shares	16,378,342

	Total Fixed Income	67,642,691

SHARES	SECURITY DESCRIPTION	VALUE($)

	International Equity — 4.0%
622,936	JPMorgan Emerging Economies Fund, Class R6 Shares	9,312,896
306,948	JPMorgan Emerging Markets Equity Fund, Class R6 Shares	9,186,963

	Total International Equity	18,499,859

	U.S. Equity — 38.8%
4,387,289	JPMorgan Equity Index Fund, Class R6 Shares	179,747,212

	Total Investment Companies (Cost $274,383,110)	277,897,790

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.4%
1,740,000	U.S. Treasury Notes, 0.75%, 01/31/2018 (k) (Cost $1,739,624)	1,739,337

SHARES
Short-Term Investment — 1.9%
	Investment Company — 1.9%
8,947,613	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 1.14% (b) (l) (Cost $8,947,613)	8,947,613

	Total Investments — 99.9% (Cost $438,147,225)	462,910,869
	Other Assets in Excess of Liabilities — 0.1%	261,086

	NET ASSETS — 100.0%	$463,171,955

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	JPMORGAN SMARTRETIREMENT BLEND FUNDS	35

JPMorgan SmartRetirement Blend 2040 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (Unaudited) (continued)

Futures contracts outstanding as of December 31, 2017:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
Australia 10 Year Bond	41	03/2018	AUD	4,131,794	(31,828)
EURO STOXX 50 Index	104	03/2018	EUR	4,347,581	(120,446)
MSCI Emerging Markets E-Mini Index	77	03/2018	USD	4,480,245	183,676
S&P 500 E-Mini Index	98	03/2018	USD	13,112,400	129,144
TOPIX Index	37	03/2018	JPY	5,950,576	110,768
U.S. Treasury 10 Year Note	100	03/2018	USD	12,401,563	(31,642)

					239,672

Short Contracts
Euro-Bund	(33)	03/2018	EUR	(6,401,728)	73,264
FTSE 100 Index	(13)	03/2018	GBP	(1,335,514)	(48,541)
U.S. Treasury 2 Year Note	(77)	03/2018	USD	(16,485,219)	23,608

					48,331

					288,003

SEE NOTES TO FINANCIAL STATEMENTS.

36	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2017

JPMorgan SmartRetirement Blend 2045 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)

Exchange Traded Funds —38.2%
	Alternative Assets — 2.5%
190,178	Schwab U.S. REIT Fund	7,915,208

	Fixed Income — 0.5%
13,765	iShares Core U.S. Aggregate Bond Fund	1,504,927

	International Equity — 25.8%
1,020,379	iShares Core MSCI EAFE Fund	67,436,848
235,304	iShares Core MSCI Emerging Markets Fund	13,388,798

	Total International Equity	80,825,646

	U.S. Equity — 9.4%
78,388	iShares Russell 2000 Fund	11,951,035
84,946	iShares Russell Mid-Cap Fund	17,679,811

	Total U.S. Equity	29,630,846

	Total Exchange Traded Funds (Cost $106,242,977)	119,876,627

Investment Companies — 59.4% (b)
	Alternative Assets — 2.7%
623,241	JPMorgan Realty Income Fund, Class R6 Shares	8,295,338

	Fixed Income — 13.1%
1,365,311	JPMorgan Core Bond Fund, Class R6 Shares	15,823,955
910,806	JPMorgan Core Plus Bond Fund, Class R6 Shares	7,541,475
65,457	JPMorgan Corporate Bond Fund, Class R6 Shares	648,022
494,408	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	4,138,195
251,128	JPMorgan Emerging Markets Strategic Debt Fund, Class R6 Shares	2,127,055
1,476,989	JPMorgan High Yield Fund, Class R6 Shares	10,944,491

	Total Fixed Income	41,223,193

SHARES	SECURITY DESCRIPTION	VALUE($)

	International Equity — 4.0%
407,588	JPMorgan Emerging Economies Fund, Class R6 Shares	6,093,436
212,439	JPMorgan Emerging Markets Equity Fund, Class R6 Shares	6,358,291

	Total International Equity	12,451,727

	U.S. Equity — 39.6%
3,038,007	JPMorgan Equity Index Fund, Class R6 Shares	124,467,154

	Total Investment Companies (Cost $184,137,766)	186,437,412

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.4%
1,205,000	U.S. Treasury Notes, 0.75%, 01/31/2018 (k) (Cost $1,204,747)	1,204,541

SHARES
Short-Term Investment — 1.9%
	Investment Company — 1.9%
6,094,461	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 1.14% (b) (l) (Cost $6,094,461)	6,094,461

	Total Investments — 99.9% (Cost $297,679,951)	313,613,041
	Other Assets in Excess of Liabilities — 0.1%	368,839

	NET ASSETS — 100.0%	$313,981,880

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	JPMORGAN SMARTRETIREMENT BLEND FUNDS	37

JPMorgan SmartRetirement Blend 2045 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (Unaudited) (continued)

Futures contracts outstanding as of December 31, 2017:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Time
Australia 10 Year Bond	28	03/2018	AUD	2,821,713	(21,733)
EURO STOXX 50 Index	70	03/2018	EUR	2,926,256	(81,070)
MSCI Emerging Markets E-Mini Index	60	03/2018	USD	3,491,100	134,366
S&P 500 E-Mini Index	61	03/2018	USD	8,161,800	91,829
TOPIX Index	25	03/2018	JPY	4,020,659	74,991
U.S. Treasury 10 Year Note	64	03/2018	USD	7,937,000	(23,641)

					174,742

Short Contracts
Euro-Bund	(22)	03/2018	EUR	(4,267,818)	48,835
FTSE 100 Index	(7)	03/2018	GBP	(719,123)	(26,143)
U.S. Treasury 2 Year Note	(51)	03/2018	USD	(10,918,781)	15,880

					38,572

					213,314

SEE NOTES TO FINANCIAL STATEMENTS.

38	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2017

JPMorgan SmartRetirement Blend 2050 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)

Exchange Traded Funds — 38.6%
	Alternative Assets — 2.7%
162,183	Schwab U.S. REIT Fund	6,750,057

	Fixed Income — 0.5%
10,622	iShares Core U.S. Aggregate Bond Fund	1,161,303

	International Equity — 25.9%
792,193	iShares Core MSCI EAFE Fund	52,356,035
186,871	iShares Core MSCI Emerging Markets Fund	10,632,960

	Total International Equity	62,988,995

	U.S. Equity — 9.5%
61,732	iShares Russell 2000 Fund	9,411,661
65,609	iShares Russell Mid-Cap Fund	13,655,201

	Total U.S. Equity	23,066,862

	Total Exchange Traded Funds (Cost $83,254,449)	93,967,217

Investment Companies — 59.0% (b)
	Alternative Assets — 2.5%
454,055	JPMorgan Realty Income Fund, Class R6 Shares	6,043,471

	Fixed Income — 13.0%
1,053,618	JPMorgan Core Bond Fund, Class R6 Shares	12,211,431
703,702	JPMorgan Core Plus Bond Fund, Class R6 Shares	5,826,651
50,395	JPMorgan Corporate Bond Fund, Class R6 Shares	498,915
351,215	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	2,939,668
220,986	JPMorgan Emerging Markets Strategic Debt Fund, Class R6 Shares	1,871,748
1,133,049	JPMorgan High Yield Fund, Class R6 Shares	8,395,894

	Total Fixed Income	31,744,307

SHARES	SECURITY DESCRIPTION	VALUE($)

	International Equity — 3.8%
291,084	JPMorgan Emerging Economies Fund, Class R6 Shares	4,351,704
163,856	JPMorgan Emerging Markets Equity Fund, Class R6 Shares	4,904,212

	Total International Equity	9,255,916

	U.S. Equity — 39.7%
2,357,888	JPMorgan Equity Index Fund, Class R6 Shares	96,602,682

	Total Investment Companies (Cost $141,878,057)	143,646,376

PRINCIPAL AMOUNT($)
	U.S. Treasury Obligation — 0.4%
880,000	U.S. Treasury Notes, 0.75%, 01/31/2018 (k) (Cost $879,822)	879,665

SHARES
Short-Term Investment — 2.0%
	Investment Company — 2.0%
4,884,298	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 1.14% (b) (l) (Cost $4,884,298)	4,884,298

	Total Investments — 100.0% (Cost $230,896,626)	243,377,556
	Other Assets in Excess of Liabilities — 0.0% (g)	31,736

	NET ASSETS — 100.0%	$243,409,292

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	JPMORGAN SMARTRETIREMENT BLEND FUNDS	39

JPMorgan SmartRetirement Blend 2050 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (Unaudited) (continued)

Futures contracts outstanding as of December 31, 2017:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
Australia 10 Year Bond	21	03/2018	AUD	2,116,285	(16,304)
EURO STOXX 50 Index	54	03/2018	EUR	2,257,398	(62,536)
MSCI Emerging Markets E-Mini Index	46	03/2018	USD	2,676,510	109,730
S&P 500 E-Mini Index	44	03/2018	USD	5,887,200	72,718
TOPIX Index	19	03/2018	JPY	3,055,701	57,057
U.S. Treasury 10 Year Note	51	03/2018	USD	6,324,797	(19,565)

					141,100

Short Contracts
Euro-Bund	(17)	03/2018	EUR	(3,297,860)	37,742
FTSE 100 Index	(6)	03/2018	GBP	(616,391)	(22,405)
U.S. Treasury 2 Year Note	(38)	03/2018	USD	(8,135,563)	12,391

					27,728

					168,828

SEE NOTES TO FINANCIAL STATEMENTS.

40	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2017

JPMorgan SmartRetirement Blend 2055 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)

Exchange Traded Funds — 38.2%
	Alternative Assets — 2.6%
63,525	Schwab U.S. REIT Fund	2,643,911

	Fixed Income — 0.5%
4,195	iShares Core U.S. Aggregate Bond Fund	458,639

	International Equity — 25.7%
325,840	iShares Core MSCI EAFE Fund	21,534,765
77,024	iShares Core MSCI Emerging Markets Fund	4,382,666

	Total International Equity	25,917,431

	U.S. Equity — 9.4%
24,451	iShares Russell 2000 Fund	3,727,799
27,297	iShares Russell Mid-Cap Fund	5,681,325

	Total U.S. Equity	9,409,124

	Total Exchange Traded Funds (Cost $34,352,345)	38,429,105

Investment Companies — 59.1% (b)
	Alternative Assets — 2.6%
195,960	JPMorgan Realty Income Fund, Class R6 Shares	2,608,232

	Fixed Income — 13.0%
449,881	JPMorgan Core Bond Fund, Class R6 Shares	5,214,122
277,622	JPMorgan Core Plus Bond Fund, Class R6 Shares	2,298,712
19,505	JPMorgan Corporate Bond Fund, Class R6 Shares	193,101
144,012	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	1,205,380
83,496	JPMorgan Emerging Markets Strategic Debt Fund, Class R6 Shares	707,212
469,119	JPMorgan High Yield Fund, Class R6 Shares	3,476,168

	Total Fixed Income	13,094,695

SHARES	SECURITY DESCRIPTION	VALUE($)

	International Equity — 3.9%
134,979	JPMorgan Emerging Economies Fund, Class R6 Shares	2,017,943
65,543	JPMorgan Emerging Markets Equity Fund, Class R6 Shares	1,961,702

	Total International Equity	3,979,645

	U.S. Equity — 39.6%
972,738	JPMorgan Equity Index Fund, Class R6 Shares	39,853,062

	Total Investment Companies (Cost $58,864,072)	59,535,634

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.4%
365,000	U.S. Treasury Notes, 0.75%, 01/31/2018 (k) (Cost $364,941)	364,861

SHARES
Short-Term Investment — 2.2%
	Investment Company — 2.2%
2,235,113	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 1.14% (b) (l) (Cost $2,235,113)	2,235,113

	Total Investments — 99.9% (Cost $95,816,471)	100,564,713
	Other Assets in Excess of Liabilities — 0.1%	118,500

	NET ASSETS — 100.0%	$100,683,213

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	JPMORGAN SMARTRETIREMENT BLEND FUNDS	41

JPMorgan SmartRetirement Blend 2055 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (Unaudited) (continued)

Futures contracts outstanding as of December 31, 2017:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
Australia 10 Year Bond	8	03/2018	AUD	806,204	(6,209)
EURO STOXX 50 Index	24	03/2018	EUR	1,003,288	(25,792)
MSCI Emerging Markets E-Mini Index	15	03/2018	USD	872,775	35,779
S&P 500 E-Mini Index	18	03/2018	USD	2,408,400	28,156
TOPIX Index	8	03/2018	JPY	1,286,611	23,374
U.S. Treasury 10 Year Note	21	03/2018	USD	2,604,328	(8,242)

					47,066

Short Contracts
Euro-Bund	(7)	03/2018	EUR	(1,357,942)	15,534
FTSE 100 Index	(2)	03/2018	GBP	(205,464)	(7,468)
U.S. Treasury 2 Year Note	(16)	03/2018	USD	(3,425,500)	4,561

					12,627

					59,693

SEE NOTES TO FINANCIAL STATEMENTS.

42	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2017

JPMorgan SmartRetirement Blend 2060 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)

Exchange Traded Funds —39.9%
	Alternative Assets — 2.5%
3,925	Schwab U.S. REIT Fund	163,358

	Fixed Income — 0.2%
133	iShares Core U.S. Aggregate Bond Fund	14,541

	International Equity — 27.9%
21,867	iShares Core MSCI EAFE Fund	1,445,191
6,350	iShares Core MSCI Emerging Markets Fund	361,315

	Total International Equity	1,806,506

	U.S. Equity — 9.3%
1,549	iShares Russell 2000 Fund	236,160
1,743	iShares Russell Mid-Cap Fund	362,771

	Total U.S. Equity	598,931

	Total Exchange Traded Funds (Cost $2,394,242)	2,583,336

Investment Companies — 57.7% (b)
	Alternative Assets — 2.6%
12,721	JPMorgan Realty Income Fund, Class R6 Shares	169,321

	Fixed Income — 9.3%
14,941	JPMorgan Core Bond Fund, Class R6 Shares	173,166
8,776	JPMorgan Core Plus Bond Fund, Class R6 Shares	72,663
1,155	JPMorgan Corporate Bond Fund, Class R6 Shares	11,438
9,853	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	82,466
4,950	JPMorgan Emerging Markets Strategic Debt Fund, Class R6 Shares	41,930
29,964	JPMorgan High Yield Fund, Class R6 Shares	222,032

	Total Fixed Income	603,695

SHARES	SECURITY DESCRIPTION	VALUE($)

	International Equity — 4.1%
8,506	JPMorgan Emerging Economies Fund, Class R6 Shares	127,165
4,553	JPMorgan Emerging Markets Equity Fund, Class R6 Shares	136,259

	Total International Equity	263,424

	U.S. Equity — 41.7%
65,767	JPMorgan Equity Index Fund, Class R6 Shares	2,694,462

	Total Investment Companies (Cost $3,705,418)	3,730,902

Short-Term Investment — 1.3%
	Investment Company — 1.3%
81,558	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 1.14% (b) (l) (Cost $81,558)	81,558

	Total Investments — 98.9% (Cost $6,181,218)	6,395,796
	Other Assets in Excess of Liabilities — 1.1%	73,296

	NET ASSETS — 100.0%	$6,469,092

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	JPMORGAN SMARTRETIREMENT BLEND FUNDS	43

J.P.Morgan SmartRetirement Blend Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (Unaudited)

AUD	— Australian Dollar
EAFE	— Europe, Australasia and Far East
EUR	— Euro
FTSE	— Financial Times and the London Stock Exchange
GBP	— British Pound
JPY	— Japanese Yen
MSCI	— Morgan Stanley Capital International
REIT	— Real Estate Investment Trust.
TIPS	— Treasury Inflation Protected Security
TOPIX	— Tokyo Stock Price Index
USD	— United States Dollar
(b)	— Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(g)	— Amount rounds to less than 0.05%.
(k)	— All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(l)	— The rate shown is the current yield as of December 31, 2017.

Detailed information about investment portfolios of the underlying funds can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in certified portfolio holdings filed quarterly on Form N-Q, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

44	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2017

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2017	JPMORGAN SMARTRETIREMENT BLEND FUNDS	45

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2017 (Unaudited)

	JPMorgan SmartRetirement Blend Income Fund	JPMorgan SmartRetirement Blend 2020 Fund	JPMorgan SmartRetirement Blend 2025 Fund
ASSETS:
Investments in non-affiliates, at value	$71,321,075	$144,077,372	$160,646,212
Investments in affiliates, at value	206,727,352	369,434,136	414,429,705
Receivables:
Fund shares sold	1,380,531	2,524,903	965,363
Interest from non-affiliates	2,919	5,226	6,403
Dividends from affiliates	23,976	9,170	10,000
Variation margin on futures contracts	671,633	676,486	749,675
Due from Adviser	24,931	21,204	4,271
Due from Administrator	3,827	—	—
Other assets	32,193	27,196	24,778

Total Assets	280,188,437	516,775,693	576,836,407

LIABILITIES:
Payables:
Investment securities purchased	—	3,219,364	1,723,810
Fund shares redeemed	215,280	69,670	79,967
Accrued liabilities:
Administration fees	—	9,272	20,967
Distribution fees	63	35	367
Service fees	7,209	13,024	16,067
Custodian and accounting fees	21,053	15,459	15,499
Trustees’ and Chief Compliance Officer’s fees	1,096	570	740
Audit fees	22,562	5,450	6,162
Other	4,161	1,876	2,050

Total Liabilities	271,424	3,334,720	1,865,629

Net Assets	$279,917,013	$513,440,973	$574,970,778

SEE NOTES TO FINANCIAL STATEMENTS.

46	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2017

	JPMorgan SmartRetirement Blend Income Fund	JPMorgan SmartRetirement Blend 2020 Fund	JPMorgan SmartRetirement Blend 2025 Fund
NET ASSETS:
Paid-in-Capital	$261,396,586	$471,605,291	$525,811,525
Accumulated undistributed (distributions in excess of) net investment income	(316,208)	(723,896)	(907,382)
Accumulated net realized gains (losses)	11,777,926	26,190,815	27,598,869
Net unrealized appreciation (depreciation)	7,058,709	16,368,763	22,467,766

Total Net Assets	$279,917,013	$513,440,973	$574,970,778

Net Assets:
Class A	$46,510	$24,138	$24,686
Class C	45,671	23,648	24,223
Class I	15,155,620	26,572,747	27,365,504
Class R2	46,088	23,899	809,028
Class R3	21,177	21,301	21,526
Class R4	3,841,337	8,293,703	15,066,375
Class R5	42,334,137	75,323,328	94,547,689
Class R6	218,426,473	403,158,209	437,111,747

Total	$279,917,013	$513,440,973	$574,970,778

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	2,597	1,205	1,165
Class C	2,552	1,181	1,144
Class I	846,614	1,327,185	1,291,662
Class R2	2,574	1,193	38,195
Class R3	1,184	1,065	1,016
Class R4	214,734	414,406	711,307
Class R5	2,364,652	3,759,844	4,460,237
Class R6	12,194,315	20,120,793	20,619,610

Net Asset Value (a):
Class A — Redemption price per share	$17.91	$20.04	$21.19
Class C — Offering price per share (b)	17.90	20.02	21.18
Class I — Offering and redemption price per share	17.90	20.02	21.19
Class R2 — Offering and redemption price per share	17.90	20.03	21.18
Class R3 — Offering and redemption price per share	17.89	20.01	21.18
Class R4 — Offering and redemption price per share	17.89	20.01	21.18
Class R5 — Offering and redemption price per share	17.90	20.03	21.20
Class R6 — Offering and redemption price per share	17.91	20.04	21.20
Class A maximum sales charge	4.50%	4.50%	4.50%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$18.75	$20.98	$22.19

Cost of investments in non-affiliates	$64,569,444	$128,175,731	$141,333,158
Cost of investments in affiliates	206,590,619	369,276,805	411,744,659

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	JPMORGAN SMARTRETIREMENT BLEND FUNDS	47

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2017 (Unaudited) (continued)

	JPMorgan SmartRetirement Blend 2030 Fund	JPMorgan SmartRetirement Blend 2035 Fund	JPMorgan SmartRetirement Blend 2040 Fund
ASSETS:
Investments in non-affiliates, at value	$194,364,810	$164,217,903	$176,065,466
Investments in affiliates, at value	414,013,172	302,389,324	286,845,403
Receivables:
Fund shares sold	2,891,921	1,701,560	1,043,374
Interest from non-affiliates	6,717	5,304	5,461
Dividends from affiliates	10,212	7,843	7,584
Variation margin on futures contracts	957,695	696,387	742,518
Other assets	29,010	27,232	21,025

Total Assets	612,273,537	469,045,553	464,730,831

LIABILITIES:
Payables:
Due to custodian	363	—	—
Distributions	5,493	549	575
Investment securities purchased	2,732,531	3,114,207	1,386,234
Fund shares redeemed	88,028	406,855	121,984
Accrued liabilities:
Investment advisory fees	4,421	4,636	1,851
Administration fees	22,226	12,618	9,010
Distribution fees	36	37	37
Service fees	18,980	12,395	12,340
Custodian and accounting fees	13,140	16,666	16,197
Trustees’ and Chief Compliance Officer’s fees	990	1,031	1,155
Audit fees	5,986	6,531	6,087
Other	2,061	2,019	3,406

Total Liabilities	2,894,255	3,577,544	1,558,876

Net Assets	$609,379,282	$465,468,009	$463,171,955

SEE NOTES TO FINANCIAL STATEMENTS.

48	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2017

	JPMorgan SmartRetirement Blend 2030 Fund	JPMorgan SmartRetirement Blend 2035 Fund	JPMorgan SmartRetirement Blend 2040 Fund
NET ASSETS:
Paid-in-Capital	$548,904,115	$417,643,673	$409,999,971
Accumulated undistributed (distributions in excess of) net investment income	(1,133,578)	(963,113)	(1,028,861)
Accumulated net realized gains (losses)	33,579,810	26,124,522	29,141,553
Net unrealized appreciation (depreciation)	28,028,935	22,662,927	25,059,292

Total Net Assets	$609,379,282	$465,468,009	$463,171,955

Net Assets:
Class A	$25,218	$25,641	$25,980
Class C	24,738	25,149	25,483
Class I	30,256,114	16,039,901	21,712,908
Class R2	25,006	25,381	25,787
Class R3	21,728	21,884	22,025
Class R4	22,884,449	19,751,269	15,404,064
Class R5	104,740,272	63,140,129	57,963,322
Class R6	451,401,757	366,438,655	367,992,386

Total	$609,379,282	$465,468,009	$463,171,955

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	1,131	1,106	1,092
Class C	1,110	1,086	1,071
Class I	1,357,637	692,347	912,958
Class R2	1,122	1,095	1,084
Class R3	975	945	927
Class R4	1,027,472	852,708	647,919
Class R5	4,697,939	2,723,248	2,435,451
Class R6	20,238,462	15,802,817	15,461,701

Net Asset Value (a):
Class A — Redemption price per share	$22.30	$23.18	$23.80
Class C — Offering price per share (b)	22.29	23.16	23.78
Class I — Offering and redemption price per share	22.29	23.17	23.78
Class R2 — Offering and redemption price per share	22.29	23.17	23.79
Class R3 — Offering and redemption price per share	22.27	23.16	23.77
Class R4 — Offering and redemption price per share	22.27	23.16	23.77
Class R5 — Offering and redemption price per share	22.29	23.19	23.80
Class R6 — Offering and redemption price per share	22.30	23.19	23.80
Class A maximum sales charge	4.50%	4.50%	4.50%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$23.35	$24.27	$24.92

Cost of investments in non-affiliates	$170,361,189	$145,032,292	$154,816,502
Cost of investments in affiliates	410,427,244	299,239,643	283,330,723

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	JPMORGAN SMARTRETIREMENT BLEND FUNDS	49

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2017 (Unaudited) (continued)

	JPMorgan SmartRetirement Blend 2045 Fund	JPMorgan SmartRetirement Blend 2050 Fund	JPMorgan SmartRetirement Blend 2055 Fund	JPMorgan SmartRetirement Blend 2060 Fund
ASSETS:
Investments in non-affiliates, at value	$121,081,168	$94,846,882	$38,793,966	$2,583,336
Investments in affiliates, at value	192,531,873	148,530,674	61,770,747	3,812,460
Receivables:
Investment securities sold	—	—	—	15,533
Fund shares sold	1,024,682	772,415	906,297	98,119
Interest from non-affiliates	3,782	2,762	1,146	—
Dividends from affiliates	4,883	4,070	1,699	56
Variation margin on futures contracts	566,245	413,056	177,597	21
Due from Adviser	—	6,072	10,028	43,549
Other assets	22,550	19,211	22,145	15,050

Total Assets	315,235,183	244,595,142	101,683,625	6,568,124

LIABILITIES:
Payables:
Due to custodian	—	—	1,541	15,533
Investment securities purchased	970,571	1,115,915	957,249	65,124
Fund shares redeemed	242,094	39,195	13,217	1,030
Accrued liabilities:
Investment advisory fees	692	—	—	—
Administration fees	5,873	280	—	—
Distribution fees	37	37	37	40
Service fees	8,260	7,176	2,722	370
Custodian and accounting fees	14,932	13,546	12,894	7,391
Trustees’ and Chief Compliance Officer’s fees	1,309	1,392	1,330	122
Audit fees	6,667	6,380	6,774	8,430
Other	2,868	1,929	4,648	992

Total Liabilities	1,253,303	1,185,850	1,000,412	99,032

Net Assets	$313,981,880	$243,409,292	$100,683,213	$6,469,092

SEE NOTES TO FINANCIAL STATEMENTS.

50	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2017

	JPMorgan SmartRetirement Blend 2045 Fund	JPMorgan SmartRetirement Blend 2050 Fund	JPMorgan SmartRetirement Blend 2055 Fund	JPMorgan SmartRetirement Blend 2060 Fund
NET ASSETS:
Paid-in-Capital	$280,258,085	$216,709,381	$90,675,468	$6,045,160
Accumulated undistributed (distributions in excess of) net investment income	(715,189)	(553,648)	(228,574)	(24,183)
Accumulated net realized gains (losses)	18,289,078	14,604,153	5,428,444	233,537
Net unrealized appreciation (depreciation)	16,149,906	12,649,406	4,807,875	214,578

Total Net Assets	$313,981,880	$243,409,292	$100,683,213	$6,469,092

Net Assets:
Class A	$26,036	$26,077	$26,052	$24,291
Class C	25,534	25,579	25,592	24,126
Class I	14,006,232	15,456,312	5,411,428	1,123,522
Class R2	25,840	25,814	25,860	24,207
Class R3	22,552	22,053	22,046	22,016
Class R4	9,420,245	8,446,126	1,684,729	641,355
Class R5	43,095,374	29,218,674	17,409,279	244,208
Class R6	247,360,067	190,188,657	76,078,227	4,365,367

Total	$313,981,880	$243,409,292	$100,683,213	$6,469,092

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	1,096	1,097	1,114	1,373
Class C	1,075	1,077	1,096	1,365
Class I	589,826	650,794	231,580	63,520
Class R2	1,088	1,087	1,106	1,369
Class R3	950	929	944	1,245
Class R4	396,880	355,757	72,131	36,278
Class R5	1,813,869	1,229,716	744,703	13,808
Class R6	10,403,019	8,001,110	3,252,835	246,800

Net Asset Value (a):
Class A — Redemption price per share	$23.76	$23.76	$23.38	$17.69
Class C — Offering price per share (b)	23.74	23.74	23.36	17.68
Class I — Offering and redemption price per share	23.75	23.75	23.37	17.69
Class R2 — Offering and redemption price per share	23.75	23.75	23.37	17.68
Class R3 — Offering and redemption price per share	23.73	23.74	23.35	17.68
Class R4 — Offering and redemption price per share	23.74	23.74	23.36	17.68
Class R5 — Offering and redemption price per share	23.76	23.76	23.38	17.69
Class R6 — Offering and redemption price per share	23.78	23.77	23.39	17.69
Class A maximum sales charge	4.50%	4.50%	4.50%	4.50%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$24.88	$24.88	$24.48	$18.52

Cost of investments in non-affiliates	$107,447,724	$84,134,271	$34,717,286	$2,394,242
Cost of investments in affiliates	190,232,227	146,762,355	61,099,185	3,786,976

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	JPMORGAN SMARTRETIREMENT BLEND FUNDS	51

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2017 (Unaudited)

	JPMorgan SmartRetirement Blend Income Fund	JPMorgan SmartRetirement Blend 2020 Fund	JPMorgan SmartRetirement Blend 2025 Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$1,527,644	$3,083,217	$3,149,976
Dividend income from affiliates	1,825,138	3,118,733	3,258,877
Interest income from non-affiliates	4,268	7,383	8,578
Interest income from affiliates	11	15	20

Total investment income	3,357,061	6,209,348	6,417,451

EXPENSES:
Investment advisory fees	311,939	557,744	587,377
Administration fees	101,580	181,619	191,248
Distribution fees:
Class A	57	30	30
Class C	169	87	89
Class R2	113	58	928
Class R3	26	26	26
Service fees:
Class A	57	30	30
Class C	56	29	30
Class I	19,169	31,826	32,827
Class R2	57	29	464
Class R3	26	26	26
Class R4	2,352	5,014	9,036
Class R5	18,096	32,523	37,866
Custodian and accounting fees	24,212	18,715	18,125
Professional fees	19,185	24,332	24,813
Trustees’ and Chief Compliance Officer’s fees	16,305	13,502	14,112
Printing and mailing costs	11,375	15,275	14,445
Registration and filing fees	105,472	90,411	74,365
Transfer agency fees (See Note 2.H.)	3,810	3,443	3,580
Other	3,279	7,394	7,460

Total expenses	637,335	982,113	1,016,877

Less fees waived	(404,220)	(662,585)	(687,807)
Less expense reimbursements	(135,912)	(101,603)	(59,600)

Net expenses	97,203	217,925	269,470

Net investment income (loss)	3,259,858	5,991,423	6,147,981

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	11,203,056	24,321,850	27,063,964
Investments in affiliates	1,137,834	2,305,488	82,295
Futures contracts	746,446	1,384,699	1,944,784
Foreign currency transactions	1,435	(11,387)	(12,498)

Net realized gain (loss)	13,088,771	28,000,650	29,078,545

Distributions of capital gains received from investment company non-affiliates	43	—	—
Distributions of capital gains received from investment company affiliates	610,359	1,416,128	1,692,489

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(3,825,044)	(6,630,891)	(5,207,320)
Investments in affiliates	(723,752)	(1,650,382)	1,006,097
Futures contracts	98,885	159,531	339,463
Foreign currency translations	5,062	12,012	16,182

Change in net unrealized appreciation/depreciation	(4,444,849)	(8,109,730)	(3,845,578)

Net realized/unrealized gains (losses)	9,254,324	21,307,048	26,925,456

Change in net assets resulting from operations	$12,514,182	$27,298,471	$33,073,437

SEE NOTES TO FINANCIAL STATEMENTS.

52	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2017

	JPMorgan SmartRetirement Blend 2030 Fund	JPMorgan SmartRetirement Blend 2035 Fund	JPMorgan SmartRetirement Blend 2040 Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$3,427,071	$2,691,232	$2,790,479
Dividend income from affiliates	3,081,019	2,131,126	2,005,189
Interest income from non-affiliates	9,345	7,193	7,259
Interest income from affiliates	30	22	50

Total investment income	6,517,465	4,829,573	4,802,977

EXPENSES:
Investment advisory fees	616,602	464,310	470,662
Administration fees	200,760	151,167	153,241
Distribution fees:
Class A	31	31	31
Class C	90	91	92
Class R2	61	61	62
Class R3	26	27	27
Service fees:
Class A	31	31	31
Class C	30	30	30
Class I	36,203	18,740	25,537
Class R2	30	30	31
Class R3	26	27	27
Class R4	14,031	12,145	9,235
Class R5	43,148	27,897	26,367
Custodian and accounting fees	16,644	19,325	19,931
Professional fees	25,063	24,434	24,150
Trustees’ and Chief Compliance Officer’s fees	13,609	14,173	13,449
Printing and mailing costs	17,449	16,372	14,502
Registration and filing fees	76,998	71,963	83,564
Transfer agency fees (See Note 2.H.)	3,835	3,408	3,803
Other	6,950	5,293	6,212

Total expenses	1,071,617	829,555	850,984

Less fees waived	(720,583)	(557,138)	(567,891)
Less expense reimbursements	(30,439)	(27,758)	(22,299)

Net expenses	320,595	244,659	260,794

Net investment income (loss)	6,196,870	4,584,914	4,542,183

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	33,339,489	25,927,182	28,404,635
Investments in affiliates	128,820	42,677	64,541
Futures contracts	2,138,817	1,509,269	1,522,229
Foreign currency transactions	2,263	5,225	(240)

Net realized gain (loss)	35,609,389	27,484,353	29,991,165

Distributions of capital gains received from investment company affiliates	1,984,870	1,607,419	1,693,383

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(6,475,683)	(3,481,704)	(3,615,155)
Investments in affiliates	1,346,190	1,420,634	1,724,960
Futures contracts	307,045	239,163	198,268
Foreign currency translations	3,036	792	6,170

Change in net unrealized appreciation/depreciation	(4,819,412)	(1,821,115)	(1,685,757)

Net realized/unrealized gains (losses)	32,774,847	27,270,657	29,998,791

Change in net assets resulting from operations	$38,971,717	$31,855,571	$34,540,974

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	JPMORGAN SMARTRETIREMENT BLEND FUNDS	53

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2017 (Unaudited) (continued)

	JPMorgan SmartRetirement Blend 2045 Fund	JPMorgan SmartRetirement Blend 2050 Fund	JPMorgan SmartRetirement Blend 2055 Fund	JPMorgan SmartRetirement Blend 2060 Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$1,891,042	$1,446,167	$568,072	$34,138
Dividend income from affiliates	1,334,370	1,015,096	409,670	23,981
Interest income from non-affiliates	5,015	3,748	1,499	—
Interest income from affiliates	38	22	8	1

Total investment income	3,230,465	2,465,033	979,249	58,120

EXPENSES:
Investment advisory fees	318,637	242,578	94,643	5,005
Administration fees	103,741	78,976	30,812	1,628
Distribution fees:
Class A	31	31	31	29
Class C	92	92	93	87
Class R2	62	62	62	59
Class R3	27	27	27	27
Service fees:
Class A	31	31	31	29
Class C	31	31	31	29
Class I	17,027	18,048	6,124	1,337
Class R2	31	31	31	29
Class R3	27	27	26	27
Class R4	5,658	5,032	977	373
Class R5	18,855	12,518	7,281	73
Custodian and accounting fees	17,203	17,886	16,264	12,114
Professional fees	24,110	23,540	22,338	15,408
Trustees’ and Chief Compliance Officer’s fees	13,974	13,371	13,934	12,678
Printing and mailing costs	9,524	8,410	6,602	306
Registration and filing fees	76,331	80,776	68,772	77,247
Transfer agency fees (See Note 2.H.)	2,993	2,875	2,623	1,228
Offering costs	—	—	—	13,463
Other	6,099	4,243	4,564	3,839

Total expenses	614,484	508,585	275,266	145,015

Less fees waived	(399,101)	(318,454)	(126,465)	(6,897)
Less expense reimbursements	(36,055)	(49,829)	(93,271)	(133,855)

Net expenses	179,328	140,302	55,530	4,263

Net investment income (loss)	3,051,137	2,324,731	923,719	53,857

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	17,643,792	13,722,886	5,186,081	219,203
Investments in affiliates	5,246	(21,537)	(21,730)	(5,374)
Futures contracts	1,056,483	778,213	301,120	(771)
Foreign currency transactions	1,593	398	179	—

Net realized gain (loss)	18,707,114	14,479,960	5,465,650	213,058

Distributions of capital gains received from investment company non-affiliates	—	—	—	2
Distributions of capital gains received from investment company affiliates	1,164,617	897,749	355,960	23,919

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(647,520)	(746,042)	(150,228)	56,534
Investments in affiliates	1,228,844	949,311	381,960	19,695
Futures contracts	150,077	123,765	39,897	—
Foreign currency translations	3,168	1,967	846	—

Change in net unrealized appreciation/depreciation	734,569	329,001	272,475	76,229

Net realized/unrealized gains (losses)	20,606,300	15,706,710	6,094,085	313,208

Change in net assets resulting from operations	$23,657,437	$18,031,441	$7,017,804	$367,065

SEE NOTES TO FINANCIAL STATEMENTS.

54	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2017

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	JPMorgan SmartRetirement Blend Income Fund		JPMorgan SmartRetirement Blend 2020 Fund
	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$3,259,858	$1,927,977	$5,991,423	$5,766,873
Net realized gain (loss)	13,088,771	(28,124)	28,000,650	103,963
Distributions of capital gains received from investment company non-affiliates	43	—	—	—
Distributions of capital gains received from investment company affiliates	610,359	106,661	1,416,128	432,328
Change in net unrealized appreciation/depreciation	(4,444,849)	3,254,176	(8,109,730)	15,246,037

Change in net assets resulting from operations	12,514,182	5,260,690	27,298,471	21,549,201

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(515)	(435)	(271)	(419)
Class C
From net investment income	(393)	(323)	(207)	(307)
Class I
From net investment income	(189,996)	(157,929)	(329,157)	(458,331)
Class R2
From net investment income	(454)	(378)	(239)	(363)
Class R3 (a)
From net investment income	(235)	(97)	(239)	(121)
Class R4 (a)
From net investment income	(29,828)	(102)	(68,880)	(125)
Class R5
From net investment income	(542,432)	(417,935)	(984,435)	(1,265,085)
Class R6
From net investment income	(2,888,342)	(1,366,800)	(5,306,291)	(4,112,618)

Total distributions to shareholders	(3,652,195)	(1,943,999)	(6,689,719)	(5,837,369)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	72,152,391	137,060,048	121,427,388	184,574,882

NET ASSETS:
Change in net assets	81,014,378	140,376,739	142,036,140	200,286,714
Beginning of period	198,902,635	58,525,896	371,404,833	171,118,119

End of period	$279,917,013	$198,902,635	$513,440,973	$371,404,833

Accumulated undistributed (distributions in excess of) net investment income	$(316,208)	$76,129	$(723,896)	$(25,600)

(a)	Commencement of offering of class of shares effective May 31, 2017.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	JPMORGAN SMARTRETIREMENT BLEND FUNDS	55

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan SmartRetirement Blend 2025 Fund		JPMorgan SmartRetirement Blend 2030 Fund
	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$6,147,981	$5,412,404	$6,196,870	$5,622,904
Net realized gain (loss)	29,078,545	377,829	35,609,389	525,327
Distributions of capital gains received from investment company affiliates	1,692,489	460,936	1,984,870	499,460
Change in net unrealized appreciation/depreciation	(3,845,578)	18,068,821	(4,819,412)	23,079,823

Change in net assets resulting from operations	33,073,437	24,319,990	38,971,717	29,727,514

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(263)	(410)	(269)	(397)
Class C
From net investment income	(200)	(297)	(204)	(284)
Class I
From net investment income	(323,285)	(446,554)	(358,609)	(461,938)
Class R2
From net investment income	(5,770)	(354)	(236)	(340)
Class R3 (a)
From net investment income	(229)	(120)	(232)	(122)
Class R4 (a)
From net investment income	(121,772)	(124)	(186,729)	(126)
Class R5
From net investment income	(1,144,953)	(1,258,178)	(1,282,303)	(1,399,349)
Class R6
From net investment income	(5,431,463)	(3,786,973)	(5,588,197)	(3,854,309)

Total distributions to shareholders	(7,027,935)	(5,493,010)	(7,416,779)	(5,716,865)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	193,819,841	177,865,505	191,632,286	204,813,418

NET ASSETS:
Change in net assets	219,865,343	196,692,485	223,187,224	228,824,067
Beginning of period	355,105,435	158,412,950	386,192,058	157,367,991

End of period	$574,970,778	$355,105,435	$609,379,282	$386,192,058

Accumulated undistributed (distributions in excess of) net investment income	$(907,382)	$(27,428)	$(1,133,578)	$86,331

(a)	Commencement of offering of class of shares effective May 31, 2017.

SEE NOTES TO FINANCIAL STATEMENTS.

56	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2017

	JPMorgan SmartRetirement Blend 2035 Fund		JPMorgan SmartRetirement Blend 2040 Fund
	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$4,584,914	$3,961,410	$4,542,183	$4,004,260
Net realized gain (loss)	27,484,353	592,161	29,991,165	664,477
Distributions of capital gains received from investment company affiliates	1,607,419	379,928	1,693,383	403,224
Change in net unrealized appreciation/depreciation	(1,821,115)	17,816,072	(1,685,757)	20,021,409

Change in net assets resulting from operations	31,855,571	22,749,571	34,540,974	25,093,370

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(269)	(392)	(273)	(381)
Class C
From net investment income	(204)	(278)	(207)	(266)
Class I
From net investment income	(185,857)	(230,240)	(255,712)	(327,505)
Class R2
From net investment income	(236)	(335)	(240)	(325)
Class R3 (a)
From net investment income	(230)	(118)	(232)	(119)
Class R4 (a)
From net investment income	(166,105)	(123)	(130,495)	(123)
Class R5
From net investment income	(780,653)	(922,239)	(722,670)	(844,799)
Class R6
From net investment income	(4,465,896)	(2,884,914)	(4,520,031)	(2,915,262)

Total distributions to shareholders	(5,599,450)	(4,038,639)	(5,629,860)	(4,088,780)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	161,193,014	143,306,229	135,003,840	168,062,139

NET ASSETS:
Change in net assets	187,449,135	162,017,161	163,914,954	189,066,729
Beginning of period	278,018,874	116,001,713	299,257,001	110,190,272

End of period	$465,468,009	$278,018,874	$463,171,955	$299,257,001

Accumulated undistributed (distributions in excess of) net investment income	$(963,113)	$51,423	$(1,028,861)	$58,816

(a)	Commencement of offering of class of shares effective May 31, 2017.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	JPMORGAN SMARTRETIREMENT BLEND FUNDS	57

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan SmartRetirement Blend 2045 Fund		JPMorgan SmartRetirement Blend 2050 Fund
	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$3,051,137	$2,476,522	$2,324,731	$1,953,515
Net realized gain (loss)	18,707,114	356,967	14,479,960	262,751
Distributions of capital gains received from investment company affiliates	1,164,617	239,719	897,749	188,770
Change in net unrealized appreciation/depreciation	734,569	11,956,911	329,001	9,674,991

Change in net assets resulting from operations	23,657,437	15,030,119	18,031,441	12,080,027

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(273)	(379)	(272)	(376)
Class C
From net investment income	(207)	(265)	(206)	(263)
Class I
From net investment income	(164,849)	(186,051)	(179,843)	(215,943)
Class R2
From net investment income	(240)	(323)	(239)	(319)
Class R3 (a)
From net investment income	(236)	(117)	(230)	(118)
Class R4 (a)
From net investment income	(80,127)	(122)	(71,163)	(123)
Class R5
From net investment income	(533,413)	(578,007)	(358,142)	(402,859)
Class R6
From net investment income	(3,018,510)	(1,760,475)	(2,294,568)	(1,372,021)

Total distributions to shareholders	(3,797,855)	(2,525,739)	(2,904,663)	(1,992,022)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	100,597,973	113,145,265	75,313,443	93,937,925

NET ASSETS:
Change in net assets	120,457,555	125,649,645	90,440,221	104,025,930
Beginning of period	193,524,325	67,874,680	152,969,071	48,943,141

End of period	$313,981,880	$193,524,325	$243,409,292	$152,969,071

Accumulated undistributed (distributions in excess of) net investment income	$(715,189)	$31,529	$(553,648)	$26,284

(a)	Commencement of offering of class of shares effective May 31, 2017.

SEE NOTES TO FINANCIAL STATEMENTS.

58	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2017

	JPMorgan SmartRetirement Blend 2055 Fund		JPMorgan SmartRetirement Blend 2060 Fund
	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017	Six Months Ended December 31, 2017 (Unaudited)	Period Ended June 30, 2017 (a)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$923,719	$760,272	$53,857	$29,154
Net realized gain (loss)	5,465,650	79,878	213,058	(4,868)
Distributions of capital gains received from investment company non-affiliates	—	—	2	—
Distributions of capital gains received from investment company affiliates	355,960	79,206	23,919	3,071
Change in net unrealized appreciation/depreciation	272,475	3,624,397	76,229	138,349

Change in net assets resulting from operations	7,017,804	4,543,753	367,065	165,706

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(267)	(381)	(293)	(356)
From net realized gains	(4)	—	(4)	—
Class C
From net investment income	(202)	(268)	(234)	(273)
From net realized gains	(4)	—	(3)	—
Class I
From net investment income	(61,174)	(78,463)	(14,849)	(18,035)
From net realized gains	(908)	—	(158)	—
Class R2
From net investment income	(235)	(324)	(263)	(313)
From net realized gains	(4)	—	(3)	—
Class R3 (b)
From net investment income	(226)	(118)	(266)	(122)
From net realized gains	(4)	—	(3)	—
Class R4 (b)
From net investment income	(13,736)	(122)	(5,971)	(126)
From net realized gains	(277)	—	(87)	—
Class R5
From net investment income	(208,954)	(206,632)	(3,164)	(602)
From net realized gains	(2,724)	—	(33)	—
Class R6
From net investment income	(875,545)	(491,515)	(53,227)	(9,925)
From net realized gains	(11,971)	—	(578)	—

Total distributions to shareholders	(1,176,235)	(777,823)	(79,136)	(29,752)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	37,203,914	34,029,267	3,938,774	2,106,435

NET ASSETS:
Change in net assets	43,045,483	37,795,197	4,226,703	2,242,389
Beginning of period	57,637,730	19,842,533	2,242,389	—

End of period	$100,683,213	$57,637,730	$6,469,092	$2,242,389

Accumulated undistributed (distributions in excess of) net investment income	$(228,574)	$8,046	$(24,183)	$227

(a)	Commencement of operations was August 31, 2016.
(b)	Commencement of offering of class of shares effective May 31, 2017.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	JPMORGAN SMARTRETIREMENT BLEND FUNDS	59

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan SmartRetirement Blend Income Fund		JPMorgan SmartRetirement Blend 2020 Fund
	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017
CAPITAL TRANSACTIONS:
Class A
Net assets acquired in Fund reorganization (See Note 9)	$—	$22,231	$—	$—
Distributions reinvested	515	435	271	419

Change in net assets resulting from Class A capital transactions	$515	$22,666	$271	$419

Class C
Net assets acquired in Fund reorganization (See Note 9)	$—	$21,884	$—	$—
Distributions reinvested	393	323	207	307

Change in net assets resulting from Class C capital transactions	$393	$22,207	$207	$307

Class I
Proceeds from shares issued	$1,053,842	$2,623,275	$3,603,649	$8,234,581
Net assets acquired in Fund reorganization (See Note 9)	—	7,299,264	—	—
Distributions reinvested	189,996	157,929	328,543	455,420
Cost of shares redeemed	(1,615,499)	(3,195,462)	(3,085,235)	(5,757,848)

Change in net assets resulting from Class I capital transactions	$(371,661)	$6,885,006	$846,957	$2,932,153

Class R2
Net assets acquired in Fund reorganization (See Note 9)	$—	$22,065	$—	$—
Distributions reinvested	455	378	239	363

Change in net assets resulting from Class R2 capital transactions	$455	$22,443	$239	$363

Class R3 (a)
Proceeds from shares issued	$136	$20,000	$—	$20,000
Distributions reinvested	235	97	239	121

Change in net assets resulting from Class R3 capital transactions	$371	$20,097	$239	$20,121

Class R4 (a)
Proceeds from shares issued	$3,836,967	$20,000	$8,124,590	$20,000
Distributions reinvested	29,828	102	68,880	125
Cost of shares redeemed	(109,407)	—	(98,086)	—

Change in net assets resulting from Class R4 capital transactions	$3,757,388	$20,102	$8,095,384	$20,125

Class R5
Proceeds from shares issued	$17,697,376	$912,486	$35,461,087	$8,856,270
Net assets acquired in Fund reorganization (See Note 9)	—	11,997,058	—	—
Distributions reinvested	542,432	417,935	984,435	1,265,085
Cost of shares redeemed	(5,935,279)	(4,637,242)	(15,498,394)	(16,092,827)

Change in net assets resulting from Class R5 capital transactions	$12,304,529	$8,690,237	$20,947,128	$(5,971,472)

Class R6
Proceeds from shares issued	$81,452,398	$85,574,058	$128,653,556	$230,450,422
Net assets acquired in Fund reorganization (See Note 9)	—	57,364,098	—	—
Distributions reinvested	2,888,342	1,366,800	5,306,291	4,112,618
Cost of shares redeemed	(27,880,339)	(22,927,666)	(42,422,884)	(46,990,174)

Change in net assets resulting from Class R6 capital transactions	$56,460,401	$121,377,290	$91,536,963	$187,572,866

Total change in net assets resulting from capital transactions	$72,152,391	$137,060,048	$121,427,388	$184,574,882

(a)	Commencement of offering of class of shares effective May 31, 2017.

SEE NOTES TO FINANCIAL STATEMENTS.

60	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2017

	JPMorgan SmartRetirement Blend Income Fund		JPMorgan SmartRetirement Blend 2020 Fund
	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017
SHARE TRANSACTIONS:
Class A
Shares issued in connection with Fund reorganization (See Note 9)	—	1,282	—	—
Reinvested	29	25	14	22

Change in Class A Shares	29	1,307	14	22

Class C
Shares issued in connection with Fund reorganization (See Note 9)	—	1,263	—	—
Reinvested	22	19	10	17

Change in Class C Shares	22	1,282	10	17

Class I
Issued	60,120	155,267	184,567	443,821
Shares issued in connection with Fund reorganization (See Note 9)	—	420,949	—	—
Reinvested	10,684	9,357	16,532	24,610
Redeemed	(91,553)	(190,871)	(158,775)	(312,611)

Change in Class I Shares	(20,749)	394,702	42,324	155,820

Class R2
Shares issued in connection with Fund reorganization (See Note 9)	—	1,273	—	—
Reinvested	25	22	12	19

Change in Class R2 Shares	25	1,295	12	19

Class R3 (a)
Issued	8	1,158	—	1,046
Reinvested	13	5	13	6

Change in Class R3 Shares	21	1,163	13	1,052

Class R4 (a)
Issued	218,063	1,157	414,869	1,047
Reinvested	1,667	6	3,442	6
Redeemed	(6,159)	—	(4,958)	—

Change in Class R4 Shares	213,571	1,163	413,353	1,053

Class R5
Issued	1,002,387	54,070	1,806,846	477,305
Shares issued in connection with Fund reorganization (See Note 9)	—	691,776	—	—
Reinvested	30,492	24,781	49,517	68,433
Redeemed	(334,201)	(275,253)	(783,717)	(856,759)

Change in Class R5 Shares	698,678	495,374	1,072,646	(311,021)

Class R6
Issued	4,626,706	5,040,366	6,540,773	12,354,027
Shares issued in connection with Fund reorganization (See Note 9)	—	3,306,193	—	—
Reinvested	162,288	80,392	266,772	219,966
Redeemed	(1,574,202)	(1,346,639)	(2,152,010)	(2,538,975)

Change in Class R6 Shares	3,214,792	7,080,312	4,655,535	10,035,018

(a)	Commencement of offering of class of shares effective May 31, 2017.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	JPMORGAN SMARTRETIREMENT BLEND FUNDS	61

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan SmartRetirement Blend 2025 Fund		JPMorgan SmartRetirement Blend 2030 Fund
	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$—	$—	$—	$—
Distributions reinvested	263	410	269	397

Change in net assets resulting from Class A capital transactions	$263	$410	$269	$397

Class C
Proceeds from shares issued	$—	$—	$—	$—
Distributions reinvested	200	297	204	284

Change in net assets resulting from Class C capital transactions	$200	$297	$204	$284

Class I
Proceeds from shares issued	$1,636,462	$5,687,374	$2,213,089	$7,858,642
Distributions reinvested	319,419	430,266	355,162	447,806
Cost of shares redeemed	(1,220,065)	(4,721,757)	(2,373,436)	(3,060,973)

Change in net assets resulting from Class I capital transactions	$735,816	$1,395,883	$194,815	$5,245,475

Class R2
Proceeds from shares issued	$764,990	$—	$—	$—
Distributions reinvested	5,770	354	236	340
Cost of shares redeemed	(619)	—	—	—

Change in net assets resulting from Class R2 capital transactions	$770,141	$354	$236	$340

Class R3 (a)
Proceeds from shares issued	$—	$20,000	$—	$20,000
Distributions reinvested	229	120	232	122

Change in net assets resulting from Class R3 capital transactions	$229	$20,120	$232	$20,122

Class R4 (a)
Proceeds from shares issued	$15,041,701	$20,000	$22,872,154	$20,000
Distributions reinvested	121,772	124	186,729	126
Cost of shares redeemed	(510,099)	—	(916,800)	—

Change in net assets resulting from Class R4 capital transactions	$14,653,374	$20,124	$22,142,083	$20,126

Class R5
Proceeds from shares issued	$46,004,219	$9,193,356	$40,794,598	$7,990,056
Distributions reinvested	1,144,953	1,258,178	1,282,303	1,399,349
Cost of shares redeemed	(12,278,733)	(11,071,333)	(10,670,279)	(7,034,500)

Change in net assets resulting from Class R5 capital transactions	$34,870,439	$(619,799)	$31,406,622	$2,354,905

Class R6
Proceeds from shares issued	$168,061,546	$204,928,688	$161,289,576	$219,289,803
Distributions reinvested	5,431,463	3,786,973	5,583,233	3,854,309
Cost of shares redeemed	(30,703,630)	(31,667,545)	(28,984,984)	(25,972,343)

Change in net assets resulting from Class R6 capital transactions	$142,789,379	$177,048,116	$137,887,825	$197,171,769

Total change in net assets resulting from capital transactions	$193,819,841	$177,865,505	$191,632,286	$204,813,418

(a)	Commencement of offering of class of shares effective May 31, 2017.

SEE NOTES TO FINANCIAL STATEMENTS.

62	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2017

	JPMorgan SmartRetirement Blend 2025 Fund		JPMorgan SmartRetirement Blend 2030 Fund
	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017
SHARE TRANSACTIONS:
Class A
Reinvested	13	21	13	19

Change in Class A Shares	13	21	13	19

Class C
Reinvested	10	15	9	14

Change in Class C Shares	10	15	9	14

Class I
Issued	79,288	290,691	103,137	386,381
Reinvested	15,204	22,342	16,094	22,424
Redeemed	(59,490)	(248,752)	(111,607)	(153,634)

Change in Class I Shares	35,002	64,281	7,624	255,171

Class R2
Issued	36,806	—	—	—
Reinvested	273	19	11	17
Redeemed	(29)	—	—	—

Change in Class R2 Shares	37,050	19	11	17

Class R3 (a)
Issued	—	999	—	959
Reinvested	11	6	10	6

Change in Class R3 Shares	11	1,005	10	965

Class R4 (a)
Issued	728,986	1,000	1,059,655	959
Reinvested	5,749	6	8,385	6
Redeemed	(24,434)	—	(41,533)	—

Change in Class R4 Shares	710,301	1,006	1,026,507	965

Class R5
Issued	2,221,605	478,830	1,880,687	401,807
Reinvested	54,455	65,365	58,089	70,067
Redeemed	(587,643)	(570,745)	(488,101)	(356,527)

Change in Class R5 Shares	1,688,417	(26,550)	1,450,675	115,347

Class R6
Issued	8,131,123	10,552,516	7,422,459	10,900,128
Reinvested	258,333	194,308	252,761	190,038
Redeemed	(1,479,438)	(1,638,584)	(1,331,191)	(1,295,949)

Change in Class R6 Shares	6,910,018	9,108,240	6,344,029	9,794,217

(a)	Commencement of offering of class of shares effective May 31, 2017.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	JPMORGAN SMARTRETIREMENT BLEND FUNDS	63

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan SmartRetirement Blend 2035 Fund		JPMorgan SmartRetirement Blend 2040 Fund
	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017
CAPITAL TRANSACTIONS:
Class A
Distributions reinvested	$269	$392	$273	$381

Change in net assets resulting from Class A capital transactions	$269	$392	$273	$381

Class C
Distributions reinvested	$204	$278	$207	$266

Change in net assets resulting from Class C capital transactions	$204	$278	$207	$266

Class I
Proceeds from shares issued	$1,513,220	$5,300,462	$2,954,428	$4,445,009
Distributions reinvested	184,818	227,944	253,058	316,573
Cost of shares redeemed	(1,082,898)	(2,651,889)	(1,208,733)	(2,763,956)

Change in net assets resulting from Class I capital transactions	$615,140	$2,876,517	$1,998,753	$1,997,626

Class R2
Distributions reinvested	$236	$335	$240	$325

Change in net assets resulting from Class R2 capital transactions	$236	$335	$240	$325

Class R3 (a)
Proceeds from shares issued	$—	$20,000	$—	$20,000
Distributions reinvested	230	118	232	119

Change in net assets resulting from Class R3 capital transactions	$230	$20,118	$232	$20,119

Class R4 (a)
Proceeds from shares issued	$19,487,697	$20,000	$14,812,834	$20,000
Distributions reinvested	166,105	123	130,495	123
Cost of shares redeemed	(613,528)	—	(131,009)	—

Change in net assets resulting from Class R4 capital transactions	$19,040,274	$20,123	$14,812,320	$20,123

Class R5
Proceeds from shares issued	$24,802,799	$7,247,436	$17,510,314	$6,527,403
Distributions reinvested	780,653	922,239	722,670	844,799
Cost of shares redeemed	(11,770,127)	(5,506,296)	(8,283,941)	(4,494,401)

Change in net assets resulting from Class R5 capital transactions	$13,813,325	$2,663,379	$9,949,043	$2,877,801

Class R6
Proceeds from shares issued	$146,658,028	$161,527,449	$124,168,609	$182,495,277
Distributions reinvested	4,465,896	2,884,914	4,520,031	2,915,262
Cost of shares redeemed	(23,400,588)	(26,687,276)	(20,445,868)	(22,265,041)

Change in net assets resulting from Class R6 capital transactions	$127,723,336	$137,725,087	$108,242,772	$163,145,498

Total change in net assets resulting from capital transactions	$161,193,014	$143,306,229	$135,003,840	$168,062,139

(a)	Commencement of offering of class of shares effective May 31, 2017.

SEE NOTES TO FINANCIAL STATEMENTS.

64	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2017

	JPMorgan SmartRetirement Blend 2035 Fund		JPMorgan SmartRetirement Blend 2040 Fund
	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017
SHARE TRANSACTIONS:
Class A
Reinvested	12	19	12	18

Change in Class A Shares	12	19	12	18

Class C
Reinvested	9	14	8	13

Change in Class C Shares	9	14	8	13

Class I
Issued	67,378	256,010	130,419	215,644
Reinvested	8,060	11,085	10,758	15,176
Redeemed	(49,299)	(131,445)	(52,808)	(132,701)

Change in Class I Shares	26,139	135,650	88,369	98,119

Class R2
Reinvested	10	16	10	16

Change in Class R2 Shares	10	16	10	16

Class R3 (a)
Issued	—	930	—	911
Reinvested	10	5	11	5

Change in Class R3 Shares	10	935	11	916

Class R4 (a)
Issued	871,214	929	647,118	911
Reinvested	7,172	6	5,490	6
Redeemed	(26,613)	—	(5,606)	—

Change in Class R4 Shares	851,773	935	647,002	917

Class R5
Issued	1,106,754	354,401	768,476	312,102
Reinvested	34,035	44,879	30,715	40,445
Redeemed	(518,714)	(268,161)	(358,344)	(219,463)

Change in Class R5 Shares	622,075	131,119	440,847	133,084

Class R6
Issued	6,520,584	7,783,172	5,379,287	8,638,396
Reinvested	194,510	138,314	191,890	136,980
Redeemed	(1,034,450)	(1,308,083)	(887,742)	(1,071,739)

Change in Class R6 Shares	5,680,644	6,613,403	4,683,435	7,703,637

(a)	Commencement of offering of class of shares effective May 31, 2017.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	JPMORGAN SMARTRETIREMENT BLEND FUNDS	65

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan SmartRetirement Blend 2045 Fund		JPMorgan SmartRetirement Blend 2050 Fund
	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017
CAPITAL TRANSACTIONS:
Class A
Distributions reinvested	$273	$379	$272	$376

Change in net assets resulting from Class A capital transactions	$273	$379	$272	$376

Class C
Distributions reinvested	$207	$265	$206	$263

Change in net assets resulting from Class C capital transactions	$207	$265	$206	$263

Class I
Proceeds from shares issued	$1,816,500	$5,279,790	$2,454,387	$4,934,031
Distributions reinvested	160,706	168,952	179,548	213,225
Cost of shares redeemed	(1,882,978)	(1,663,735)	(1,657,256)	(1,907,500)

Change in net assets resulting from Class I capital transactions	$94,228	$3,785,007	$976,679	$3,239,756

Class R2
Distributions reinvested	240	323	239	319

Change in net assets resulting from Class R2 capital transactions	$240	$323	$239	$319

Class R3 (a)
Proceeds from shares issued	$487	$20,000	$—	$20,000
Distributions reinvested	236	117	230	118

Change in net assets resulting from Class R3 capital transactions	$723	$20,117	$230	$20,118

Class R4 (a)
Proceeds from shares issued	$9,276,795	$20,000	$8,388,663	$20,000
Distributions reinvested	80,127	122	71,163	123
Cost of shares redeemed	(312,862)	—	(349,769)	—

Change in net assets resulting from Class R4 capital transactions	$9,044,060	$20,122	$8,110,057	$20,123

Class R5
Proceeds from shares issued	$15,075,109	$5,859,103	$10,668,338	$3,950,597
Distributions reinvested	533,413	578,007	358,142	402,859
Cost of shares redeemed	(6,281,934)	(2,863,408)	(4,774,866)	(3,317,443)

Change in net assets resulting from Class R5 capital transactions	$9,326,588	$3,573,702	$6,251,614	$1,036,013

Class R6
Proceeds from shares issued	$94,918,808	$118,373,618	$70,689,215	$100,035,684
Distributions reinvested	3,018,510	1,760,475	2,294,568	1,372,021
Cost of shares redeemed	(15,805,664)	(14,388,743)	(13,009,637)	(11,786,748)

Change in net assets resulting from Class R6 capital transactions	$82,131,654	$105,745,350	$59,974,146	$89,620,957

Total change in net assets resulting from capital transactions	$100,597,973	$113,145,265	$75,313,443	$93,937,925

(a)	Commencement of offering of class of shares effective May 31, 2017.

SEE NOTES TO FINANCIAL STATEMENTS.

66	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2017

	JPMorgan SmartRetirement Blend 2045 Fund		JPMorgan SmartRetirement Blend 2050 Fund
	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017
SHARE TRANSACTIONS:
Class A
Reinvested	12	18	11	18

Change in Class A Shares	12	18	11	18

Class C
Reinvested	8	13	8	13

Change in Class C Shares	8	13	8	13

Class I
Issued	79,577	250,079	108,109	237,502
Reinvested	6,837	8,109	7,643	10,231
Redeemed	(82,163)	(81,796)	(73,188)	(92,146)

Change in Class I Shares	4,251	176,392	42,564	155,587

Class R2
Reinvested	10	16	10	16

Change in Class R2 Shares	10	16	10	16

Class R3 (a)
Issued	21	914	—	914
Reinvested	10	5	10	5

Change in Class R3 Shares	31	919	10	919

Class R4 (a)
Issued	405,956	914	366,784	914
Reinvested	3,375	6	2,998	5
Redeemed	(13,371)	—	(14,944)	—

Change in Class R4 Shares	395,960	920	354,838	919

Class R5
Issued	659,324	281,562	465,794	190,700
Reinvested	22,704	27,746	15,244	19,362
Redeemed	(271,787)	(138,540)	(207,233)	(160,663)

Change in Class R5 Shares	410,241	170,768	273,805	49,399

Class R6
Issued	4,135,255	5,576,472	3,067,698	4,735,190
Reinvested	128,229	82,851	97,508	64,502
Redeemed	(684,207)	(689,966)	(566,152)	(560,444)

Change in Class R6 Shares	3,579,277	4,969,357	2,599,054	4,239,248

(a)	Commencement of offering of class of shares effective May 31, 2017.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	JPMORGAN SMARTRETIREMENT BLEND FUNDS	67

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan SmartRetirement Blend 2055 Fund		JPMorgan SmartRetirement Blend 2060 Fund
	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017	Six Months Ended December 31, 2017 (Unaudited)	Period Ended June 30, 2017 (a)
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$—	$—	$—	$20,000
Distributions reinvested	271	381	298	356

Change in net assets resulting from Class A capital transactions	$271	$381	$298	$20,356

Class C
Proceeds from shares issued	$—	$—	$—	$20,000
Distributions reinvested	206	268	237	273

Change in net assets resulting from Class C capital transactions	$206	$268	$237	$20,273

Class I
Proceeds from shares issued	$1,113,000	$2,602,038	$18,370	$1,098,615
Distributions reinvested	62,068	78,428	15,007	18,035
Cost of shares redeemed	(565,848)	(2,254,608)	(957)	(190,635)

Change in net assets resulting from Class I capital transactions	$609,220	$425,858	$32,420	$926,015

Class R2
Proceeds from shares issued	$—	$—	$2	$20,000
Distributions reinvested	239	324	266	313

Change in net assets resulting from Class R2 capital transactions	$239	$324	$268	$20,313

Class R3 (b)
Proceeds from shares issued	$—	$20,000	$—	$20,000
Distributions reinvested	230	118	269	122

Change in net assets resulting from Class R3 capital transactions	$230	$20,118	$269	$20,122

Class R4 (b)
Proceeds from shares issued	$1,653,403	$20,001	$640,362	$20,000
Distributions reinvested	14,013	122	6,058	126
Cost of shares redeemed	(63,734)	—	(47,493)	—

Change in net assets resulting from Class R4 capital transactions	$1,603,682	$20,123	$598,927	$20,126

Class R5
Proceeds from shares issued	$6,946,291	$2,876,488	$185,758	$46,968
Distributions reinvested	211,678	206,632	3,197	602
Cost of shares redeemed	(2,259,159)	(1,030,023)	(4,778)	—

Change in net assets resulting from Class R5 capital transactions	$4,898,810	$2,053,097	$184,177	$47,570

Class R6
Proceeds from shares issued	$34,155,254	$34,250,972	$3,527,149	$1,234,295
Distributions reinvested	887,516	491,515	53,805	9,925
Cost of shares redeemed	(4,951,514)	(3,233,389)	(458,776)	(212,560)

Change in net assets resulting from Class R6 capital transactions	$30,091,256	$31,509,098	$3,122,178	$1,031,660

Total change in net assets resulting from capital transactions	$37,203,914	$34,029,267	$3,938,774	$2,106,435

(a)	Commencement of operations was August 31, 2016.
(b)	Commencement of offering of class of shares effective May 31, 2017.

SEE NOTES TO FINANCIAL STATEMENTS.

68	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2017

	JPMorgan SmartRetirement Blend 2055 Fund		JPMorgan SmartRetirement Blend 2060 Fund
	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017	Six Months Ended December 31, 2017 (Unaudited)	Period Ended June 30, 2017 (a)
SHARE TRANSACTIONS:
Class A
Issued	—	—	—	1,333
Reinvested	11	19	17	23

Change in Class A Shares	11	19	17	1,356

Class C
Issued	—	—	—	1,333
Reinvested	9	13	14	18

Change in Class C Shares	9	13	14	1,351

Class I
Issued	49,359	126,557	1,057	72,911
Reinvested	2,685	3,838	858	1,161
Redeemed	(25,287)	(111,753)	(56)	(12,411)

Change in Class I Shares	26,757	18,642	1,859	61,661

Class R2
Issued	—	—	—	1,334
Reinvested	10	16	15	20

Change in Class R2 Shares	10	16	15	1,354

Class R3 (b)
Issued	—	929	—	1,222
Reinvested	10	5	15	8

Change in Class R3 Shares	10	934	15	1,230

Class R4 (b)
Issued	73,365	928	37,423	1,222
Reinvested	600	6	343	8
Redeemed	(2,768)	—	(2,718)	—

Change in Class R4 Shares	71,197	934	35,048	1,230

Class R5
Issued	309,037	140,904	10,890	2,968
Reinvested	9,157	10,062	182	38
Redeemed	(99,524)	(50,536)	(270)	—

Change in Class R5 Shares	218,670	100,430	10,802	3,006

Class R6
Issued	1,499,490	1,642,688	204,802	78,412
Reinvested	38,307	23,513	3,065	617
Redeemed	(218,397)	(156,866)	(26,749)	(13,347)

Change in Class R6 Shares	1,319,400	1,509,335	181,118	65,682

(a)	Commencement of operations was August 31, 2016.
(b)	Commencement of offering of class of shares effective May 31, 2017.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	JPMORGAN SMARTRETIREMENT BLEND FUNDS	69

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
SmartRetirement Blend Income Fund
Class A
Six Months Ended December 31, 2017 (Unaudited)	$17.26	$0.19	(g)(h)	$0.66	$0.85	$(0.20)	$—	$(0.20)
Year Ended June 30, 2017	16.50	0.33	(g)(h)	0.73	1.06	(0.30)	—	(0.30)
Year Ended June 30, 2016	16.47	0.31	(g)	0.05	0.36	(0.31)	(0.02)	(0.33)
Year Ended June 30, 2015	16.78	0.28		(0.19)	0.09	(0.28)	(0.12)	(0.40)
Year Ended June 30, 2014	15.44	0.30	(g)	1.33	1.63	(0.28)	(0.01)	(0.29)
July 2, 2012 (j) through June 30, 2013	15.00	0.32	(h)	0.41	0.73	(0.29)	— (k)	(0.29)

Class C
Six Months Ended December 31, 2017 (Unaudited)	17.25	0.14	(g)(h)	0.67	0.81	(0.16)	—	(0.16)
Year Ended June 30, 2017	16.49	0.25	(g)(h)	0.73	0.98	(0.22)	—	(0.22)
Year Ended June 30, 2016	16.46	0.21	(g)	0.05	0.26	(0.21)	(0.02)	(0.23)
Year Ended June 30, 2015	16.77	0.18		(0.19)	(0.01)	(0.18)	(0.12)	(0.30)
Year Ended June 30, 2014	15.44	0.20	(g)	1.33	1.53	(0.19)	(0.01)	(0.20)
July 2, 2012 (j) through June 30, 2013	15.00	0.23	(h)	0.41	0.64	(0.20)	— (k)	(0.20)

Class I
Six Months Ended December 31, 2017 (Unaudited)	17.25	0.21	(g)(h)	0.66	0.87	(0.22)	—	(0.22)
Year Ended June 30, 2017	16.50	0.37	(g)(h)	0.72	1.09	(0.34)	—	(0.34)
Year Ended June 30, 2016	16.47	0.33	(g)	0.06	0.39	(0.34)	(0.02)	(0.36)
Year Ended June 30, 2015	16.77	0.29		(0.16)	0.13	(0.31)	(0.12)	(0.43)
Year Ended June 30, 2014	15.44	0.34	(g)	1.31	1.65	(0.31)	(0.01)	(0.32)
July 2, 2012 (j) through June 30, 2013	15.00	0.34	(h)	0.41	0.75	(0.31)	— (k)	(0.31)

Class R2
Six Months Ended December 31, 2017 (Unaudited)	17.25	0.16	(g)(h)	0.67	0.83	(0.18)	—	(0.18)
Year Ended June 30, 2017	16.50	0.29	(g)(h)	0.72	1.01	(0.26)	—	(0.26)
Year Ended June 30, 2016	16.47	0.27	(g)	0.05	0.32	(0.27)	(0.02)	(0.29)
Year Ended June 30, 2015	16.77	0.23		(0.17)	0.06	(0.24)	(0.12)	(0.36)
Year Ended June 30, 2014	15.44	0.26	(g)	1.32	1.58	(0.24)	(0.01)	(0.25)
July 2, 2012 (j) through June 30, 2013	15.00	0.28	(h)	0.41	0.69	(0.25)	— (k)	(0.25)

Class R3
Six Months Ended December 31, 2017 (Unaudited)	17.24	0.19	(g)(h)	0.66	0.85	(0.20)	—	(0.20)
May 31, 2017 (l) through June 30, 2017	17.28	0.06	(g)(h)	(0.02)	0.04	(0.08)	—	(0.08)

Class R4
Six Months Ended December 31, 2017 (Unaudited)	17.24	0.25	(g)(h)	0.62	0.87	(0.22)	—	(0.22)
May 31, 2017 (l) through June 30, 2017	17.28	0.06	(g)(h)	(0.01)	0.05	(0.09)	—	(0.09)

Class R5
Six Months Ended December 31, 2017 (Unaudited)	17.26	0.23	(g)(h)	0.65	0.88	(0.24)	—	(0.24)
Year Ended June 30, 2017	16.50	0.40	(g)(h)	0.73	1.13	(0.37)	—	(0.37)
Year Ended June 30, 2016	16.47	0.35	(g)	0.07	0.42	(0.37)	(0.02)	(0.39)
Year Ended June 30, 2015	16.77	0.33		(0.17)	0.16	(0.34)	(0.12)	(0.46)
Year Ended June 30, 2014	15.44	0.38	(g)	1.30	1.68	(0.34)	(0.01)	(0.35)
July 2, 2012 (j) through June 30, 2013	15.00	0.33	(h)	0.45	0.78	(0.34)	— (k)	(0.34)

Class R6
Six Months Ended December 31, 2017 (Unaudited)	17.26	0.24	(g)(h)	0.65	0.89	(0.24)	—	(0.24)
Year Ended June 30, 2017	16.51	0.44	(g)(h)	0.70	1.14	(0.39)	—	(0.39)
Year Ended June 30, 2016	16.48	0.37	(g)	0.06	0.43	(0.38)	(0.02)	(0.40)
Year Ended June 30, 2015	16.78	0.34		(0.18)	0.16	(0.34)	(0.12)	(0.46)
Year Ended June 30, 2014	15.45	0.39	(g)	1.30	1.69	(0.35)	(0.01)	(0.36)
July 2, 2012 (j) through June 30, 2013	15.00	0.37	(h)	0.43	0.80	(0.35)	— (k)	(0.35)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Calculated based upon average shares outstanding.
(h)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(i)	Certain non-recurring expenses incurred by the Fund were not annualized for the year ended June 30, 2014 and for the period ended June 30, 2013.
(j)	Commencement of operations.
(k)	Amount rounds to less than $0.005.
(l)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

70	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2017

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)		Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)		Portfolio turnover rate (c)

$17.91	4.93%	$46,510	0.55%		2.10	%(h)	1.54%		51%
17.26	6.51	44,326	0.54		1.98	(h)	1.78		35
16.50	2.23	20,811	0.57		1.90		3.12		52
16.47	0.53	58,318	0.56		1.66		1.37		24
16.78	10.61	57,991	0.51	(i)	1.85	(i)	1.87	(i)	86
15.44	4.87	52,447	0.54	(i)	2.07	(i)(h)	12.14	(i)	84

17.90	4.67	45,671	1.05		1.59	(h)	2.04		51
17.25	5.99	43,637	1.04		1.48	(h)	2.31		35
16.49	1.61	20,591	1.17		1.29		3.65		52
16.46	(0.05)	57,280	1.15		1.06		1.87		24
16.77	9.92	57,298	1.11	(i)	1.24	(i)	2.37	(i)	86
15.44	4.26	52,134	1.14	(i)	1.47	(i)(h)	12.64	(i)	84

17.90	5.07	15,155,620	0.30		2.33	(h)	0.73		51
17.25	6.70	14,964,684	0.29		2.19	(h)	0.90		35
16.50	2.39	7,797,395	0.42		2.03		0.98		52
16.47	0.77	5,847,907	0.41		1.90		1.02		24
16.77	10.74	2,495,073	0.36	(i)	2.10	(i)	1.55	(i)	86
15.44	5.03	788,241	0.40	(i)	2.22	(i)(h)	11.88	(i)	84

17.90	4.81	46,088	0.79		1.85	(h)	1.79		51
17.25	6.18	43,979	0.79		1.73	(h)	2.06		35
16.50	1.97	20,690	0.82		1.65		3.39		52
16.47	0.35	57,882	0.81		1.41		1.62		24
16.77	10.28	57,700	0.76	(i)	1.59	(i)	2.12	(i)	86
15.44	4.61	52,315	0.79	(i)	1.81	(i)(h)	12.38	(i)	84

17.89	4.94	21,177	0.54		2.10	(h)	0.98		51
17.24	0.25	20,052	0.55		4.09	(h)	0.99		35

17.89	5.07	3,841,337	0.30		2.80	(h)	0.71		51
17.24	0.28	20,057	0.30		4.35	(h)	0.74		35

17.90	5.09	42,334,137	0.15		2.54	(h)	0.58		51
17.26	6.94	28,747,350	0.13		2.35	(h)	0.69		35
16.50	2.58	19,314,726	0.22		2.19		0.80		52
16.47	0.95	22,682,759	0.20		2.02		0.87		24
16.77	10.94	21,940,682	0.19	(i)	2.33	(i)	0.95	(i)	86
15.44	5.24	398,244	0.20	(i)	3.20	(i)(h)	9.64	(i)	84

17.91	5.20	218,426,473	0.05		2.65	(h)	0.48		51
17.26	6.97	155,018,550	0.04		2.59	(h)	0.60		35
16.51	2.64	31,351,683	0.17		2.29		0.69		52
16.48	0.99	20,191,251	0.16		2.08		0.77		24
16.78	10.97	13,960,559	0.12	(i)	2.37	(i)	1.27	(i)	86
15.45	5.34	3,874,952	0.17	(i)	2.47	(i)(h)	4.40	(i)	84

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	JPMORGAN SMARTRETIREMENT BLEND FUNDS	71

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
SmartRetirement Blend 2020 Fund
Class A
Six Months Ended December 31, 2017 (Unaudited)	$19.10	$0.21	(g)(h)	$0.96	$1.17	$(0.23)	$—	$(0.23)
Year Ended June 30, 2017	17.90	0.37	(g)(h)	1.19	1.56	(0.36)	—	(0.36)
Year Ended June 30, 2016	17.91	0.35	(g)	0.01	0.36	(0.36)	(0.01)	(0.37)
Year Ended June 30, 2015	18.03	0.33	(g)	(0.05)	0.28	(0.32)	(0.08)	(0.40)
Year Ended June 30, 2014	16.03	0.33	(g)(h)	2.02	2.35	(0.34)	(0.01)	(0.35)
July 2, 2012 (j) through June 30, 2013	15.00	0.37	(h)	0.96	1.33	(0.30)	—	(0.30)

Class C
Six Months Ended December 31, 2017 (Unaudited)	19.09	0.16	(g)(h)	0.95	1.11	(0.18)	—	(0.18)
Year Ended June 30, 2017	17.89	0.27	(g)(h)	1.19	1.46	(0.26)	—	(0.26)
Year Ended June 30, 2016	17.91	0.25	(g)	(0.01)	0.24	(0.25)	(0.01)	(0.26)
Year Ended June 30, 2015	18.03	0.22	(g)	(0.05)	0.17	(0.21)	(0.08)	(0.29)
Year Ended June 30, 2014	16.02	0.23	(g)(h)	2.03	2.26	(0.24)	(0.01)	(0.25)
July 2, 2012 (j) through June 30, 2013	15.00	0.27	(h)	0.96	1.23	(0.21)	—	(0.21)

Class I
Six Months Ended December 31, 2017 (Unaudited)	19.09	0.24	(g)(h)	0.94	1.18	(0.25)	—	(0.25)
Year Ended June 30, 2017	17.89	0.41	(g)(h)	1.19	1.60	(0.40)	—	(0.40)
Year Ended June 30, 2016	17.91	0.38	(g)	— (k)	0.38	(0.39)	(0.01)	(0.40)
Year Ended June 30, 2015	18.03	0.37	(g)	(0.06)	0.31	(0.35)	(0.08)	(0.43)
Year Ended June 30, 2014	16.03	0.39	(g)(h)	1.99	2.38	(0.37)	(0.01)	(0.38)
July 2, 2012 (j) through June 30, 2013	15.00	0.38	(h)	0.98	1.36	(0.33)	—	(0.33)

Class R2
Six Months Ended December 31, 2017 (Unaudited)	19.10	0.19	(g)(h)	0.94	1.13	(0.20)	—	(0.20)
Year Ended June 30, 2017	17.89	0.32	(g)(h)	1.20	1.52	(0.31)	—	(0.31)
Year Ended June 30, 2016	17.91	0.31	(g)	— (k)	0.31	(0.32)	(0.01)	(0.33)
Year Ended June 30, 2015	18.03	0.28	(g)	(0.05)	0.23	(0.27)	(0.08)	(0.35)
Year Ended June 30, 2014	16.03	0.29	(g)(h)	2.02	2.31	(0.30)	(0.01)	(0.31)
July 2, 2012 (j) through June 30, 2013	15.00	0.33	(h)	0.96	1.29	(0.26)	—	(0.26)

Class R3
Six Months Ended December 31, 2017 (Unaudited)	19.08	0.21	(g)(h)	0.95	1.16	(0.23)	—	(0.23)
May 31, 2017 (l) through June 30, 2017	19.12	0.08	(g)(h)	— (k)	0.08	(0.12)	—	(0.12)

Class R4
Six Months Ended December 31, 2017 (Unaudited)	19.08	0.29	(g)(h)	0.89	1.18	(0.25)	—	(0.25)
May 31, 2017 (l) through June 30, 2017	19.12	0.08	(g)(h)	— (k)	0.08	(0.12)	—	(0.12)

Class R5
Six Months Ended December 31, 2017 (Unaudited)	19.10	0.25	(g)(h)	0.95	1.20	(0.27)	—	(0.27)
Year Ended June 30, 2017	17.90	0.44	(g)(h)	1.19	1.63	(0.43)	—	(0.43)
Year Ended June 30, 2016	17.91	0.41	(g)	0.01	0.42	(0.42)	(0.01)	(0.43)
Year Ended June 30, 2015	18.03	0.40	(g)	(0.06)	0.34	(0.38)	(0.08)	(0.46)
Year Ended June 30, 2014	16.03	0.46	(g)(h)	1.95	2.41	(0.40)	(0.01)	(0.41)
July 2, 2012 (j) through June 30, 2013	15.00	0.37	(h)	1.02	1.39	(0.36)	—	(0.36)

Class R6
Six Months Ended December 31, 2017 (Unaudited)	19.10	0.27	(g)(h)	0.95	1.22	(0.28)	—	(0.28)
Year Ended June 30, 2017	17.90	0.49	(g)(h)	1.16	1.65	(0.45)	—	(0.45)
Year Ended June 30, 2016	17.92	0.42	(g)	— (k)	0.42	(0.43)	(0.01)	(0.44)
Year Ended June 30, 2015	18.03	0.40	(g)	(0.04)	0.36	(0.39)	(0.08)	(0.47)
Year Ended June 30, 2014	16.03	0.44	(g)(h)	1.98	2.42	(0.41)	(0.01)	(0.42)
July 2, 2012 (j) through June 30, 2013	15.00	0.41	(h)	0.98	1.39	(0.36)	—	(0.36)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earning credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Calculated based upon average shares outstanding.
(h)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(i)	Certain non-recurring expenses incurred by the Fund were not annualized for the year ended June 30, 2014 and for the period ended June 30, 2013.
(j)	Commencement of operations.
(k)	Amount rounds to less than $0.005.
(l)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

72	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2017

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)		Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)		Portfolio turnover rate (c)

$20.04	6.12%	$24,138	0.57%		2.15	%(h)	1.45%		56%
19.10	8.77	22,754	0.56		1.99	(h)	1.64		33
17.90	2.06	20,914	0.58		2.02		2.94		48
17.91	1.54	63,467	0.57		1.80		1.10		17
18.03	14.75	62,504	0.53	(i)	1.94	(h)(i)	1.28	(i)	49
16.03	8.93	54,454	0.56	(i)	2.33	(h)(i)	10.57	(i)	31

20.02	5.80	23,648	1.07		1.63	(h)	1.96		56
19.09	8.24	22,350	1.06		1.48	(h)	2.13		33
17.89	1.39	20,647	1.19		1.40		3.47		48
17.91	0.94	62,339	1.17		1.20		1.61		17
18.03	14.16	61,763	1.13	(i)	1.34	(h)(i)	1.78	(i)	49
16.02	8.23	54,131	1.16	(i)	1.73	(h)(i)	11.07	(i)	31

20.02	6.20	26,572,747	0.32		2.41	(h)	0.66		56
19.09	9.05	24,528,197	0.31		2.24	(h)	0.71		33
17.89	2.16	20,196,469	0.44		2.18		0.79		48
17.91	1.71	14,807,138	0.42		2.06		0.78		17
18.03	14.95	6,808,020	0.38	(i)	2.28	(h)(i)	1.01	(i)	49
16.03	9.10	988,689	0.41	(i)	2.52	(h)(i)	9.98	(i)	31

20.03	5.93	23,899	0.81		1.88	(h)	1.70		56
19.10	8.57	22,558	0.81		1.73	(h)	1.88		33
17.89	1.74	20,787	0.84		1.76		3.20		48
17.91	1.29	62,995	0.82		1.55		1.36		17
18.03	14.47	62,195	0.78	(i)	1.69	(h)(i)	1.53	(i)	49
16.03	8.66	54,320	0.81	(i)	2.08	(h)(i)	10.82	(i)	31

20.01	6.07	21,301	0.56		2.14	(h)	0.91		56
19.08	0.39	20,081	0.57		4.85	(h)	0.89		33

20.01	6.20	8,293,703	0.32		2.91	(h)	0.66		56
19.08	0.41	20,085	0.31		5.11	(h)	0.63		33

20.03	6.28	75,323,328	0.17		2.57	(h)	0.51		56
19.10	9.22	51,332,121	0.14		2.39	(h)	0.51		33
17.90	2.41	53,660,447	0.24		2.33		0.60		48
17.91	1.89	58,510,251	0.22		2.19		0.60		17
18.03	15.15	45,752,633	0.21	(i)	2.60	(h)(i)	0.68	(i)	49
16.03	9.31	667,513	0.22	(i)	4.48	(h)(i)	6.18	(i)	31

20.04	6.38	403,158,209	0.07		2.72	(h)	0.41		56
19.10	9.31	295,436,687	0.06		2.62	(h)	0.43		33
17.90	2.41	97,198,855	0.19		2.40		0.51		48
17.92	2.00	75,032,153	0.17		2.21		0.53		17
18.03	15.19	48,730,493	0.14	(i)	2.53	(h)(i)	0.76	(i)	49
16.03	9.35	17,419,901	0.18	(i)	2.84	(h)(i)	1.56	(i)	31

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	JPMORGAN SMARTRETIREMENT BLEND FUNDS	73

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
SmartRetirement Blend 2025 Fund
Class A
Six Months Ended December 31, 2017 (Unaudited)	$20.01	$0.21	(g)(h)	$1.20	$1.41	$(0.23)	$—	$(0.23)
Year Ended June 30, 2017	18.43	0.37	(g)(h)	1.57	1.94	(0.36)	—	(0.36)
Year Ended June 30, 2016	18.52	0.35	(g)	(0.07)	0.28	(0.36)	(0.01)	(0.37)
Year Ended June 30, 2015	18.58	0.32		0.01	0.33	(0.32)	(0.07)	(0.39)
Year Ended June 30, 2014	16.27	0.33	(g)(h)	2.35	2.68	(0.35)	(0.02)	(0.37)
July 2, 2012 (j) through June 30, 2013	15.00	0.37	(h)	1.20	1.57	(0.30)	—	(0.30)

Class C
Six Months Ended December 31, 2017 (Unaudited)	20.00	0.16	(g)(h)	1.20	1.36	(0.18)	—	(0.18)
Year Ended June 30, 2017	18.42	0.27	(g)(h)	1.57	1.84	(0.26)	—	(0.26)
Year Ended June 30, 2016	18.51	0.24	(g)	(0.07)	0.17	(0.25)	(0.01)	(0.26)
Year Ended June 30, 2015	18.57	0.21		0.01	0.22	(0.21)	(0.07)	(0.28)
Year Ended June 30, 2014	16.27	0.22	(g)(h)	2.35	2.57	(0.25)	(0.02)	(0.27)
July 2, 2012 (j) through June 30, 2013	15.00	0.27	(h)	1.21	1.48	(0.21)	—	(0.21)

Class I
Six Months Ended December 31, 2017 (Unaudited)	20.00	0.24	(g)(h)	1.20	1.44	(0.25)	—	(0.25)
Year Ended June 30, 2017	18.42	0.41	(g)(h)	1.58	1.99	(0.41)	—	(0.41)
Year Ended June 30, 2016	18.51	0.40	(g)	(0.09)	0.31	(0.39)	(0.01)	(0.40)
Year Ended June 30, 2015	18.58	0.34		0.01	0.35	(0.35)	(0.07)	(0.42)
Year Ended June 30, 2014	16.28	0.41	(g)(h)	2.29	2.70	(0.38)	(0.02)	(0.40)
July 2, 2012 (j) through June 30, 2013	15.00	0.39	(h)	1.22	1.61	(0.33)	—	(0.33)

Class R2
Six Months Ended December 31, 2017 (Unaudited)	20.00	0.26	(g)(h)	1.13	1.39	(0.21)	—	(0.21)
Year Ended June 30, 2017	18.42	0.32	(g)(h)	1.57	1.89	(0.31)	—	(0.31)
Year Ended June 30, 2016	18.51	0.30	(g)	(0.07)	0.23	(0.31)	(0.01)	(0.32)
Year Ended June 30, 2015	18.58	0.28		(0.01)	0.27	(0.27)	(0.07)	(0.34)
Year Ended June 30, 2014	16.27	0.29	(g)(h)	2.35	2.64	(0.31)	(0.02)	(0.33)
July 2, 2012 (j) through June 30, 2013	15.00	0.33	(h)	1.20	1.53	(0.26)	—	(0.26)

Class R3
Six Months Ended December 31, 2017 (Unaudited)	20.00	0.21	(g)(h)	1.20	1.41	(0.23)	—	(0.23)
May 31, 2017 (k) through June 30, 2017	20.01	0.09	(g)(h)	0.02	0.11	(0.12)	—	(0.12)

Class R4
Six Months Ended December 31, 2017 (Unaudited)	20.00	0.30	(g)(h)	1.13	1.43	(0.25)	—	(0.25)
May 31, 2017 (k) through June 30, 2017	20.01	0.09	(g)(h)	0.02	0.11	(0.12)	—	(0.12)

Class R5
Six Months Ended December 31, 2017 (Unaudited)	20.01	0.26	(g)(h)	1.20	1.46	(0.27)	—	(0.27)
Year Ended June 30, 2017	18.43	0.44	(g)(h)	1.58	2.02	(0.44)	—	(0.44)
Year Ended June 30, 2016	18.52	0.41	(g)	(0.07)	0.34	(0.42)	(0.01)	(0.43)
Year Ended June 30, 2015	18.59	0.38		0.00 (l)	0.38	(0.38)	(0.07)	(0.45)
Year Ended June 30, 2014	16.28	0.47	(g)(h)	2.27	2.74	(0.41)	(0.02)	(0.43)
July 2, 2012 (j) through June 30, 2013	15.00	0.39	(h)	1.25	1.64	(0.36)	—	(0.36)

Class R6
Six Months Ended December 31, 2017 (Unaudited)	20.01	0.28	(g)(h)	1.19	1.47	(0.28)	—	(0.28)
Year Ended June 30, 2017	18.43	0.50	(g)(h)	1.54	2.04	(0.46)	—	(0.46)
Year Ended June 30, 2016	18.52	0.43	(g)	(0.08)	0.35	(0.43)	(0.01)	(0.44)
Year Ended June 30, 2015	18.58	0.38		0.02	0.40	(0.39)	(0.07)	(0.46)
Year Ended June 30, 2014	16.27	0.44	(g)(h)	2.31	2.75	(0.42)	(0.02)	(0.44)
July 2, 2012 (j) through June 30, 2013	15.00	0.42	(h)	1.21	1.63	(0.36)	—	(0.36)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Calculated based upon average shares outstanding.
(h)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(i)	Certain non-recurring expenses incurred by the Fund were not annualized for the year ended June 30, 2014 and for the period ended June 30, 2013.
(j)	Commencement of operations.
(k)	Commencement of offering of class of shares.
(l)	Amount rounds to less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

74	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2017

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)		Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)		Portfolio turnover rate (c)

$21.19	7.05%	$24,686	0.58%		2.02	%(h)	1.43%		59%
20.01	10.62	23,058	0.57		1.92	(h)	1.63		21
18.43	1.56	20,841	0.59		1.95		2.95		45
18.52	1.77	65,562	0.58		1.74		1.13		14
18.58	16.57	64,440	0.53	(i)	1.88	(h)(i)	1.42	(i)	40
16.27	10.55	55,293	0.57	(i)	2.33	(h)(i)	10.86	(i)	25

21.18	6.79	24,223	1.08		1.51	(h)	1.94		59
20.00	10.08	22,682	1.07		1.41	(h)	2.14		21
18.42	0.95	20,606	1.20		1.33		3.48		45
18.51	1.17	64,394	1.18		1.14		1.64		14
18.57	15.83	63,675	1.12	(i)	1.28	(h)(i)	1.92	(i)	40
16.27	9.91	54,964	1.17	(i)	1.73	(h)(i)	11.36	(i)	25

21.19	7.23	27,365,504	0.33		2.28	(h)	0.65		59
20.00	10.90	25,137,860	0.32		2.16	(h)	0.74		21
18.42	1.73	21,966,302	0.45		2.19		0.82		45
18.51	1.89	14,107,981	0.43		2.02		0.82		14
18.58	16.69	6,485,172	0.40	(i)	2.33	(h)(i)	1.13	(i)	40
16.28	10.78	840,259	0.42	(i)	2.48	(h)(i)	10.56	(i)	25

21.18	6.94	809,028	0.84		2.45	(h)	1.18		59
20.00	10.35	22,895	0.82		1.65	(h)	1.89		21
18.42	1.31	20,748	0.85		1.68		3.22		45
18.51	1.46	65,072	0.83		1.49		1.39		14
18.58	16.29	64,120	0.78	(i)	1.63	(h)(i)	1.67	(i)	40
16.27	10.28	55,156	0.82	(i)	2.08	(h)(i)	11.11	(i)	25

21.18	7.05	21,526	0.58		2.02	(h)	0.90		59
20.00	0.55	20,106	0.58		5.34	(h)	0.94		21

21.18	7.19	15,066,375	0.33		2.82	(h)	0.64		59
20.00	0.57	20,111	0.33		5.60	(h)	0.69		21

21.20	7.32	94,547,689	0.18		2.48	(h)	0.50		59
20.01	11.07	55,475,443	0.16		2.31	(h)	0.53		21
18.43	1.92	51,575,522	0.25		2.25		0.62		45
18.52	2.07	57,570,135	0.22		2.17		0.63		14
18.59	16.96	41,884,578	0.21	(i)	2.62	(h)(i)	0.76	(i)	40
16.28	11.01	1,386,248	0.24	(i)	5.51	(h)(i)	4.79	(i)	25

21.20	7.36	437,111,747	0.08		2.66	(h)	0.40		59
20.01	11.16	274,383,280	0.07		2.57	(h)	0.44		21
18.43	1.97	84,808,931	0.20		2.37		0.52		45
18.52	2.17	57,094,878	0.18		2.19		0.55		14
18.58	17.02	31,592,373	0.14	(i)	2.47	(h)(i)	0.90	(i)	40
16.27	10.98	13,347,658	0.20	(i)	2.79	(h)(i)	1.76	(i)	25

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	JPMORGAN SMARTRETIREMENT BLEND FUNDS	75

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
SmartRetirement Blend 2030 Fund
Class A
Six Months Ended December 31, 2017 (Unaudited)	$20.88	$0.21	(g)(h)	$1.45	$1.66	$(0.24)	$—	$(0.24)
Year Ended June 30, 2017	18.90	0.36	(g)(h)	1.98	2.34	(0.36)	—	(0.36)
Year Ended June 30, 2016	19.11	0.35	(g)	(0.19)	0.16	(0.36)	(0.01)	(0.37)
Year Ended June 30, 2015	19.14	0.33	(g)	0.04	0.37	(0.32)	(0.08)	(0.40)
Year Ended June 30, 2014	16.48	0.33	(g)(h)	2.67	3.00	(0.33)	(0.01)	(0.34)
July 2, 2012 (j) through June 30, 2013	15.00	0.37	(h)	1.40	1.77	(0.29)	—	(0.29)

Class C
Six Months Ended December 31, 2017 (Unaudited)	20.87	0.15	(g)(h)	1.45	1.60	(0.18)	—	(0.18)
Year Ended June 30, 2017	18.88	0.26	(g)(h)	1.99	2.25	(0.26)	—	(0.26)
Year Ended June 30, 2016	19.10	0.23	(g)	(0.19)	0.04	(0.25)	(0.01)	(0.26)
Year Ended June 30, 2015	19.13	0.21	(g)	0.05	0.26	(0.21)	(0.08)	(0.29)
Year Ended June 30, 2014	16.48	0.22	(g)(h)	2.67	2.89	(0.23)	(0.01)	(0.24)
July 2, 2012 (j) through June 30, 2013	15.00	0.27	(h)	1.41	1.68	(0.20)	—	(0.20)

Class I
Six Months Ended December 31, 2017 (Unaudited)	20.86	0.24	(g)(h)	1.46	1.70	(0.27)	—	(0.27)
Year Ended June 30, 2017	18.88	0.41	(g)(h)	1.98	2.39	(0.41)	—	(0.41)
Year Ended June 30, 2016	19.09	0.39	(g)	(0.20)	0.19	(0.39)	(0.01)	(0.40)
Year Ended June 30, 2015	19.13	0.37	(g)	0.02	0.39	(0.35)	(0.08)	(0.43)
Year Ended June 30, 2014	16.48	0.40	(g)(h)	2.63	3.03	(0.37)	(0.01)	(0.38)
July 2, 2012 (j) through June 30, 2013	15.00	0.38	(h)	1.42	1.80	(0.32)	—	(0.32)

Class R2
Six Months Ended December 31, 2017 (Unaudited)	20.87	0.18	(g)(h)	1.45	1.63	(0.21)	—	(0.21)
Year Ended June 30, 2017	18.89	0.31	(g)(h)	1.98	2.29	(0.31)	—	(0.31)
Year Ended June 30, 2016	19.10	0.30	(g)	(0.19)	0.11	(0.31)	(0.01)	(0.32)
Year Ended June 30, 2015	19.14	0.28	(g)	0.03	0.31	(0.27)	(0.08)	(0.35)
Year Ended June 30, 2014	16.48	0.28	(g)(h)	2.68	2.96	(0.29)	(0.01)	(0.30)
July 2, 2012 (j) through June 30, 2013	15.00	0.33	(h)	1.40	1.73	(0.25)	—	(0.25)

Class R3
Six Months Ended December 31, 2017 (Unaudited)	20.85	0.21	(g)(h)	1.45	1.66	(0.24)	—	(0.24)
May 31, 2017 (k) through June 30, 2017	20.85	0.10	(g)(h)	0.03	0.13	(0.13)	—	(0.13)

Class R4
Six Months Ended December 31, 2017 (Unaudited)	20.85	0.30	(g)(h)	1.39	1.69	(0.27)	—	(0.27)
May 31, 2017 (k) through June 30, 2017	20.85	0.10	(g)(h)	0.03	0.13	(0.13)	—	(0.13)

Class R5
Six Months Ended December 31, 2017 (Unaudited)	20.87	0.26	(g)(h)	1.44	1.70	(0.28)	—	(0.28)
Year Ended June 30, 2017	18.89	0.45	(g)(h)	1.97	2.42	(0.44)	—	(0.44)
Year Ended June 30, 2016	19.10	0.41	(g)	(0.18)	0.23	(0.43)	(0.01)	(0.44)
Year Ended June 30, 2015	19.14	0.40	(g)	0.03	0.43	(0.39)	(0.08)	(0.47)
Year Ended June 30, 2014	16.48	0.52	(g)(h)	2.55	3.07	(0.40)	(0.01)	(0.41)
July 2, 2012 (j) through June 30, 2013	15.00	0.40	(h)	1.43	1.83	(0.35)	—	(0.35)

Class R6
Six Months Ended December 31, 2017 (Unaudited)	20.88	0.28	(g)(h)	1.43	1.71	(0.29)	—	(0.29)
Year Ended June 30, 2017	18.90	0.51	(g)(h)	1.93	2.44	(0.46)	—	(0.46)
Year Ended June 30, 2016	19.11	0.43	(g)	(0.20)	0.23	(0.43)	(0.01)	(0.44)
Year Ended June 30, 2015	19.14	0.41	(g)	0.04	0.45	(0.40)	(0.08)	(0.48)
Year Ended June 30, 2014	16.48	0.46	(g)(h)	2.61	3.07	(0.40)	(0.01)	(0.41)
July 2, 2012 (j) through June 30, 2013	15.00	0.42	(h)	1.41	1.83	(0.35)	—	(0.35)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Calculated based upon average shares outstanding.
(h)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(i)	Certain non-recurring expenses incurred by the Fund were not annualized for the year ended June 30, 2014 and for the period ended June 30, 2013.
(j)	Commencement of operations.
(k)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

76	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2017

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)		Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)		Portfolio turnover rate (c)

$22.30	7.96%	$25,218	0.59%		1.92	%(h)	1.42%		56%
20.88	12.48	23,355	0.58		1.83	(h)	1.63		22
18.90	0.88	20,758	0.60		1.87		2.98		52
19.11	1.95	67,472	0.58		1.69		1.11		14
19.14	18.32	66,203	0.54	(i)	1.81	(h)(i)	1.45	(i)	36
16.48	11.89	55,947	0.58	(i)	2.31	(h)(i)	11.17	(i)	30

22.29	7.70	24,738	1.09		1.40	(h)	1.93		56
20.87	11.99	22,970	1.08		1.31	(h)	2.14		22
18.88	0.22	20,520	1.20		1.26		3.48		52
19.10	1.35	66,269	1.18		1.09		1.61		14
19.13	17.58	65,414	1.14	(i)	1.21	(h)(i)	1.95	(i)	36
16.48	11.25	55,613	1.18	(i)	1.71	(h)(i)	11.67	(i)	30

22.29	8.15	30,256,114	0.34		2.17	(h)	0.65		56
20.86	12.77	28,167,353	0.33		2.07	(h)	0.73		22
18.88	1.04	20,672,603	0.45		2.09		0.81		52
19.09	2.07	16,278,094	0.43		1.93		0.80		14
19.13	18.47	11,169,043	0.39	(i)	2.21	(h)(i)	1.13	(i)	36
16.48	12.06	929,479	0.43	(i)	2.45	(h)(i)	10.68	(i)	30

22.29	7.83	25,006	0.84		1.65	(h)	1.67		56
20.87	12.20	23,190	0.83		1.56	(h)	1.88		22
18.89	0.62	20,665	0.85		1.61		3.21		52
19.10	1.65	66,965	0.83		1.44		1.36		14
19.14	18.03	65,871	0.79	(i)	1.56	(h)(i)	1.70	(i)	36
16.48	11.62	55,807	0.83	(i)	2.06	(h)(i)	11.42	(i)	30

22.27	7.97	21,728	0.59		1.90	(h)	0.90		56
20.85	0.61	20,123	0.59		5.80	(h)	0.89		22

22.27	8.11	22,884,449	0.34		2.70	(h)	0.64		56
20.85	0.63	20,128	0.33		6.06	(h)	0.64		22

22.29	8.19	104,740,272	0.19		2.36	(h)	0.50		56
20.87	12.94	67,784,124	0.17		2.24	(h)	0.52		22
18.89	1.23	59,159,371	0.25		2.19		0.62		52
19.10	2.26	72,055,507	0.23		2.09		0.62		14
19.14	18.73	58,548,233	0.22	(i)	2.78	(h)(i)	0.73	(i)	36
16.48	12.29	974,686	0.26	(i)	4.51	(h)(i)	5.45	(i)	30

22.30	8.23	451,401,757	0.09		2.57	(h)	0.40		56
20.88	13.03	290,130,815	0.08		2.54	(h)	0.44		22
18.90	1.28	77,474,074	0.20		2.30		0.52		52
19.11	2.36	54,851,499	0.18		2.13		0.53		14
19.14	18.77	29,155,385	0.16	(i)	2.50	(h)(i)	0.89	(i)	36
16.48	12.33	6,769,334	0.22	(i)	2.80	(h)(i)	2.85	(i)	30

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	JPMORGAN SMARTRETIREMENT BLEND FUNDS	77

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
SmartRetirement Blend 2035 Fund
Class A
Six Months Ended December 31, 2017 (Unaudited)	$21.56	$0.21	(g)(h)	$1.66	$1.87	$(0.25)	$—	$(0.25)
Year Ended June 30, 2017	19.29	0.36	(g)(h)	2.27	2.63	(0.36)	—	(0.36)
Year Ended June 30, 2016	19.57	0.34	(g)	(0.25)	0.09	(0.36)	(0.01)	(0.37)
Year Ended June 30, 2015	19.57	0.32		0.07	0.39	(0.32)	(0.07)	(0.39)
Year Ended June 30, 2014	16.67	0.31	(g)(h)	2.93	3.24	(0.32)	(0.02)	(0.34)
July 2, 2012 (j) through June 30, 2013	15.00	0.37	(h)	1.60	1.97	(0.30)	—	(0.30)

Class C
Six Months Ended December 31, 2017 (Unaudited)	21.54	0.15	(g)(h)	1.66	1.81	(0.19)	—	(0.19)
Year Ended June 30, 2017	19.28	0.26	(g)(h)	2.26	2.52	(0.26)	—	(0.26)
Year Ended June 30, 2016	19.56	0.23	(g)	(0.25)	(0.02)	(0.25)	(0.01)	(0.26)
Year Ended June 30, 2015	19.56	0.20		0.07	0.27	(0.20)	(0.07)	(0.27)
Year Ended June 30, 2014	16.66	0.20	(g)(h)	2.93	3.13	(0.21)	(0.02)	(0.23)
July 2, 2012 (j) through June 30, 2013	15.00	0.27	(h)	1.59	1.86	(0.20)	—	(0.20)

Class I
Six Months Ended December 31, 2017 (Unaudited)	21.54	0.24	(g)(h)	1.66	1.90	(0.27)	—	(0.27)
Year Ended June 30, 2017	19.28	0.42	(g)(h)	2.25	2.67	(0.41)	—	(0.41)
Year Ended June 30, 2016	19.57	0.38	(g)	(0.27)	0.11	(0.39)	(0.01)	(0.40)
Year Ended June 30, 2015	19.57	0.34		0.08	0.42	(0.35)	(0.07)	(0.42)
Year Ended June 30, 2014	16.67	0.40	(g)(h)	2.87	3.27	(0.35)	(0.02)	(0.37)
July 2, 2012 (j) through June 30, 2013	15.00	0.39	(h)	1.60	1.99	(0.32)	—	(0.32)

Class R2
Six Months Ended December 31, 2017 (Unaudited)	21.55	0.18	(g)(h)	1.66	1.84	(0.22)	—	(0.22)
Year Ended June 30, 2017	19.28	0.31	(g)(h)	2.27	2.58	(0.31)	—	(0.31)
Year Ended June 30, 2016	19.57	0.29	(g)	(0.26)	0.03	(0.31)	(0.01)	(0.32)
Year Ended June 30, 2015	19.57	0.27		0.07	0.34	(0.27)	(0.07)	(0.34)
Year Ended June 30, 2014	16.67	0.27	(g)(h)	2.92	3.19	(0.27)	(0.02)	(0.29)
July 2, 2012 (j) through June 30, 2013	15.00	0.33	(h)	1.60	1.93	(0.26)	—	(0.26)

Class R3
Six Months Ended December 31, 2017 (Unaudited)	21.54	0.21	(g)(h)	1.66	1.87	(0.25)	—	(0.25)
May 31, 2017 (k) through June 30, 2017	21.52	0.11	(g)(h)	0.04	0.15	(0.13)	—	(0.13)

Class R4
Six Months Ended December 31, 2017 (Unaudited)	21.54	0.31	(g)(h)	1.58	1.89	(0.27)	—	(0.27)
May 31, 2017 (k) through June 30, 2017	21.52	0.12	(g)(h)	0.03	0.15	(0.13)	—	(0.13)

Class R5
Six Months Ended December 31, 2017 (Unaudited)	21.56	0.25	(g)(h)	1.67	1.92	(0.29)	—	(0.29)
Year Ended June 30, 2017	19.29	0.45	(g)(h)	2.27	2.72	(0.45)	—	(0.45)
Year Ended June 30, 2016	19.58	0.41	(g)	(0.26)	0.15	(0.43)	(0.01)	(0.44)
Year Ended June 30, 2015	19.58	0.38		0.07	0.45	(0.38)	(0.07)	(0.45)
Year Ended June 30, 2014	16.67	0.51	(g)(h)	2.80	3.31	(0.38)	(0.02)	(0.40)
July 2, 2012 (j) through June 30, 2013	15.00	0.41	(h)	1.61	2.02	(0.35)	—	(0.35)

Class R6
Six Months Ended December 31, 2017 (Unaudited)	21.56	0.29	(g)(h)	1.64	1.93	(0.30)	—	(0.30)
Year Ended June 30, 2017	19.29	0.51	(g)(h)	2.22	2.73	(0.46)	—	(0.46)
Year Ended June 30, 2016	19.58	0.43	(g)	(0.27)	0.16	(0.44)	(0.01)	(0.45)
Year Ended June 30, 2015	19.57	0.38		0.09	0.47	(0.39)	(0.07)	(0.46)
Year Ended June 30, 2014	16.67	0.48	(g)(h)	2.83	3.31	(0.39)	(0.02)	(0.41)
July 2, 2012 (j) through June 30, 2013	15.00	0.43	(h)	1.60	2.03	(0.36)	—	(0.36)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earning credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Calculated based upon average shares outstanding.
(h)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(i)	Certain non-recurring expenses incurred by the Fund were not annualized for the year ended June 30, 2014 and for the period ended June 30, 2013.
(j)	Commencement of operations.
(k)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

78	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2017

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)		Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)		Portfolio turnover rate (c)

$23.18	8.67%	$25,641	0.59%		1.84	%(h)	1.44%		56%
21.56	13.75	23,591	0.59		1.78	(h)	1.66		24
19.29	0.51	20,744	0.60		1.82		3.02		53
19.57	1.98	68,989	0.58		1.65		1.19		14
19.57	19.50	67,644	0.54	(i)	1.72	(h)(i)	1.94	(i)	37
16.67	13.21	56,597	0.59	(i)	2.29	(h)(i)	12.80	(i)	41

23.16	8.41	25,149	1.10		1.32	(h)	1.94		56
21.54	13.15	23,198	1.09		1.27	(h)	2.17		24
19.28	(0.10)	20,501	1.20		1.20		3.52		53
19.56	1.37	67,759	1.18		1.04		1.69		14
19.56	18.83	66,839	1.14	(i)	1.11	(h)(i)	2.43	(i)	37
16.66	12.49	56,260	1.19	(i)	1.69	(h)(i)	13.30	(i)	41

23.17	8.86	16,039,901	0.35		2.10	(h)	0.67		56
21.54	13.99	14,352,807	0.34		2.05	(h)	0.80		24
19.28	0.62	10,229,764	0.45		2.00		0.89		53
19.57	2.14	12,247,862	0.43		1.94		0.88		14
19.57	19.69	7,039,219	0.41	(i)	2.13	(h)(i)	1.41	(i)	37
16.67	13.38	1,176,228	0.45	(i)	2.41	(h)(i)	11.89	(i)	41

23.17	8.53	25,381	0.85		1.57	(h)	1.68		56
21.55	13.48	23,383	0.84		1.52	(h)	1.91		24
19.28	0.21	20,613	0.85		1.56		3.26		53
19.57	1.72	68,472	0.83		1.39		1.44		14
19.57	19.21	67,306	0.79	(i)	1.46	(h)(i)	2.18	(i)	37
16.67	12.93	56,455	0.84	(i)	2.04	(h)(i)	13.04	(i)	41

23.16	8.67	21,884	0.60		1.82	(h)	0.92		56
21.54	0.69	20,135	0.60		6.15	(h)	0.94		24

23.16	8.81	19,751,269	0.35		2.68	(h)	0.66		56
21.54	0.71	20,139	0.35		6.40	(h)	0.69		24

23.19	8.93	63,140,129	0.20		2.25	(h)	0.51		56
21.56	14.21	45,299,205	0.18		2.19	(h)	0.57		24
19.29	0.81	38,009,777	0.25		2.18		0.67		53
19.58	2.33	39,097,276	0.23		2.09		0.71		14
19.58	19.98	26,317,740	0.22	(i)	2.67	(h)(i)	0.91	(i)	37
16.67	13.60	606,414	0.26	(i)	5.21	(h)(i)	10.33	(i)	41

23.19	8.98	366,438,655	0.10		2.52	(h)	0.41		56
21.56	14.31	218,256,416	0.09		2.49	(h)	0.47		24
19.29	0.86	67,700,314	0.20		2.29		0.56		53
19.58	2.43	44,103,932	0.18		2.10		0.60		14
19.57	19.96	23,185,570	0.16	(i)	2.59	(h)(i)	1.08	(i)	37
16.67	13.65	1,295,293	0.23	(i)	2.78	(h)(i)	7.67	(i)	41

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	JPMORGAN SMARTRETIREMENT BLEND FUNDS	79

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment Operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
SmartRetirement Blend 2040 Fund
Class A
Six Months Ended December 31, 2017 (Unaudited)	$22.00	$0.21	(g)(h)	$1.84	$2.05	$(0.25)	$—	$(0.25)
Year Ended June 30, 2017	19.45	0.35	(g)(h)	2.56	2.91	(0.36)	—	(0.36)
Year Ended June 30, 2016	19.83	0.34	(g)	(0.35)	(0.01)	(0.36)	(0.01)	(0.37)
Year Ended June 30, 2015	19.80	0.32	(g)	0.09	0.41	(0.32)	(0.06)	(0.38)
Year Ended June 30, 2014	16.72	0.32	(g)(h)	3.10	3.42	(0.32)	(0.02)	(0.34)
July 2, 2012 (j) through June 30, 2013	15.00	0.37	(h)	1.64	2.01	(0.29)	—	(0.29)

Class C
Six Months Ended December 31, 2017 (Unaudited)	21.99	0.15	(g)(h)	1.83	1.98	(0.19)	—	(0.19)
Year Ended June 30, 2017	19.44	0.25	(g)(h)	2.55	2.80	(0.25)	—	(0.25)
Year Ended June 30, 2016	19.82	0.22	(g)	(0.35)	(0.13)	(0.24)	(0.01)	(0.25)
Year Ended June 30, 2015	19.79	0.20	(g)	0.09	0.29	(0.20)	(0.06)	(0.26)
Year Ended June 30, 2014	16.72	0.20	(g)(h)	3.10	3.30	(0.21)	(0.02)	(0.23)
July 2, 2012 (j) through June 30, 2013	15.00	0.27	(h)	1.65	1.92	(0.20)	—	(0.20)

Class I
Six Months Ended December 31, 2017 (Unaudited)	21.99	0.24	(g)(h)	1.83	2.07	(0.28)	—	(0.28)
Year Ended June 30, 2017	19.44	0.41	(g)(h)	2.55	2.96	(0.41)	—	(0.41)
Year Ended June 30, 2016	19.82	0.38	(g)	(0.36)	0.02	(0.39)	(0.01)	(0.40)
Year Ended June 30, 2015	19.79	0.37	(g)	0.07	0.44	(0.35)	(0.06)	(0.41)
Year Ended June 30, 2014	16.72	0.40	(g)(h)	3.04	3.44	(0.35)	(0.02)	(0.37)
July 2, 2012 (j) through June 30, 2013	15.00	0.39	(h)	1.65	2.04	(0.32)	—	(0.32)

Class R2
Six Months Ended December 31, 2017 (Unaudited)	21.99	0.18	(g)(h)	1.84	2.02	(0.22)	—	(0.22)
Year Ended June 30, 2017	19.44	0.30	(g)(h)	2.56	2.86	(0.31)	—	(0.31)
Year Ended June 30, 2016	19.82	0.29	(g)	(0.35)	(0.06)	(0.31)	(0.01)	(0.32)
Year Ended June 30, 2015	19.80	0.27	(g)	0.08	0.35	(0.27)	(0.06)	(0.33)
Year Ended June 30, 2014	16.72	0.27	(g)(h)	3.10	3.37	(0.27)	(0.02)	(0.29)
July 2, 2012 (j) through June 30, 2013	15.00	0.32	(h)	1.65	1.97	(0.25)	—	(0.25)

Class R3
Six Months Ended December 31, 2017 (Unaudited)	21.98	0.20	(g)(h)	1.84	2.04	(0.25)	—	(0.25)
May 31, 2017 (k) through June 30, 2017	21.95	0.12	(g)(h)	0.04	0.16	(0.13)	—	(0.13)

Class R4
Six Months Ended December 31, 2017 (Unaudited)	21.98	0.32	(g)(h)	1.75	2.07	(0.28)	—	(0.28)
May 31, 2017 (k) through June 30, 2017	21.95	0.12	(g)(h)	0.05	0.17	(0.14)	—	(0.14)

Class R5
Six Months Ended December 31, 2017 (Unaudited)	22.00	0.26	(g)(h)	1.84	2.10	(0.30)	—	(0.30)
Year Ended June 30, 2017	19.45	0.44	(g)(h)	2.55	2.99	(0.44)	—	(0.44)
Year Ended June 30, 2016	19.83	0.41	(g)	(0.35)	0.06	(0.43)	(0.01)	(0.44)
Year Ended June 30, 2015	19.80	0.41	(g)	0.07	0.48	(0.39)	(0.06)	(0.45)
Year Ended June 30, 2014	16.72	0.52	(g)(h)	2.96	3.48	(0.38)	(0.02)	(0.40)
July 2, 2012 (j) through June 30, 2013	15.00	0.42	(h)	1.65	2.07	(0.35)	—	(0.35)

Class R6
Six Months Ended December 31, 2017 (Unaudited)	22.00	0.29	(g)(h)	1.82	2.11	(0.31)	—	(0.31)
Year Ended June 30, 2017	19.45	0.53	(g)(h)	2.48	3.01	(0.46)	—	(0.46)
Year Ended June 30, 2016	19.83	0.43	(g)	(0.36)	0.07	(0.44)	(0.01)	(0.45)
Year Ended June 30, 2015	19.80	0.42	(g)	0.07	0.49	(0.40)	(0.06)	(0.46)
Year Ended June 30, 2014	16.72	0.48	(g)(h)	3.01	3.49	(0.39)	(0.02)	(0.41)
July 2, 2012 (j) through June 30, 2013	15.00	0.42	(h)	1.66	2.08	(0.36)	—	(0.36)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Calculated based upon average shares outstanding.
(h)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(i)	Certain non-recurring expenses incurred by the Fund were not annualized for the year ended June 30, 2014 and for the period ended June 30, 2013.
(j)	Commencement of operations.
(k)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

80	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2017

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)		Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)		Portfolio turnover rate (c)

$23.80	9.34%	$25,980	0.61%		1.78	%(h)	1.44%		55%
22.00	15.06	23,763	0.59		1.71	(h)	1.66		19
19.45	0.02	20,653	0.60		1.78		3.03		56
19.83	2.08	69,811	0.58		1.63		1.20		12
19.80	20.50	68,397	0.56	(i)	1.71	(h)(i)	1.93	(i)	22
16.72	13.52	56,777	0.60	(i)	2.88	(h)(i)	14.44	(i)	52

23.78	9.03	25,483	1.10		1.27	(h)	1.93		55
21.99	14.49	23,366	1.09		1.19	(h)	2.16		19
19.44	(0.59)	20,409	1.20		1.16		3.55		56
19.82	1.47	68,566	1.18		1.02		1.70		12
19.79	19.75	67,582	1.16	(i)	1.10	(h)(i)	2.44	(i)	22
16.72	12.87	56,439	1.20	(i)	1.68	(h)(i)	14.93	(i)	52

23.78	9.44	21,712,908	0.35		2.06	(h)	0.67		55
21.99	15.35	18,130,080	0.34		1.97	(h)	0.78		19
19.44	0.18	14,121,513	0.45		1.99		0.88		56
19.82	2.24	14,767,955	0.43		1.86		0.89		12
19.79	20.66	10,763,142	0.40	(i)	2.15	(h)(i)	1.35	(i)	22
16.72	13.70	928,644	0.45	(i)	2.44	(h)(i)	14.11	(i)	52

23.79	9.21	25,787	0.85		1.52	(h)	1.68		55
21.99	14.78	23,616	0.84		1.45	(h)	1.91		19
19.44	(0.23)	20,577	0.85		1.51		3.28		56
19.82	1.77	69,287	0.83		1.37		1.45		12
19.80	20.21	68,055	0.81	(i)	1.45	(h)(i)	2.18	(i)	22
16.72	13.25	56,635	0.85	(i)	2.03	(h)(i)	14.68	(i)	52

23.77	9.31	22,025	0.61		1.77	(h)	0.92		55
21.98	0.73	20,145	0.60		6.48	(h)	0.89		19

23.77	9.44	15,404,064	0.36		2.67	(h)	0.67		55
21.98	0.75	20,150	0.35		6.73	(h)	0.64		19

23.80	9.56	57,963,322	0.21		2.21	(h)	0.52		55
22.00	15.52	43,882,327	0.19		2.12	(h)	0.57		19
19.45	0.37	36,208,196	0.25		2.14		0.69		56
19.83	2.43	37,700,436	0.23		2.06		0.72		12
19.80	20.92	27,542,352	0.22	(i)	2.74	(h)(i)	0.88	(i)	22
16.72	13.92	669,908	0.27	(i)	5.57	(h)(i)	12.70	(i)	52

23.80	9.61	367,992,386	0.11		2.47	(h)	0.42		55
22.00	15.62	237,133,554	0.09		2.50	(h)	0.46		19
19.45	0.42	59,798,924	0.20		2.27		0.57		56
19.83	2.48	37,529,276	0.18		2.09		0.61		12
19.80	20.97	19,605,778	0.16	(i)	2.56	(h)(i)	1.04	(i)	22
16.72	13.96	504,437	0.23	(i)	2.67	(h)(i)	11.68	(i)	52

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	JPMORGAN SMARTRETIREMENT BLEND FUNDS	81

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
SmartRetirement Blend 2045 Fund
Class A
Six Months Ended December 31, 2017 (Unaudited)	$21.94	$0.20	(g)(h)	$1.87	$2.07	$(0.25)	$—	$(0.25)
Year Ended June 30, 2017	19.39	0.36	(g)(h)	2.54	2.90	(0.35)	—	(0.35)
Year Ended June 30, 2016	19.75	0.34	(g)	(0.33)	0.01	(0.36)	(0.01)	(0.37)
Year Ended June 30, 2015	19.71	0.32		0.08	0.40	(0.32)	(0.04)	(0.36)
Year Ended June 30, 2014	16.72	0.32	(g)(h)	3.05	3.37	(0.33)	(0.05)	(0.38)
July 2, 2012 (j) through June 30, 2013	15.00	0.37	(h)	1.65	2.02	(0.30)	—	(0.30)

Class C
Six Months Ended December 31, 2017 (Unaudited)	21.92	0.14	(g)(h)	1.87	2.01	(0.19)	—	(0.19)
Year Ended June 30, 2017	19.38	0.25	(g)(h)	2.54	2.79	(0.25)	—	(0.25)
Year Ended June 30, 2016	19.74	0.22	(g)	(0.33)	(0.11)	(0.24)	(0.01)	(0.25)
Year Ended June 30, 2015	19.70	0.20		0.08	0.28	(0.20)	(0.04)	(0.24)
Year Ended June 30, 2014	16.71	0.21	(g)(h)	3.05	3.26	(0.22)	(0.05)	(0.27)
July 2, 2012 (j) through June 30, 2013	15.00	0.27	(h)	1.64	1.91	(0.20)	—	(0.20)

Class I
Six Months Ended December 31, 2017 (Unaudited)	21.92	0.23	(g)(h)	1.88	2.11	(0.28)	—	(0.28)
Year Ended June 30, 2017	19.38	0.41	(g)(h)	2.54	2.95	(0.41)	—	(0.41)
Year Ended June 30, 2016	19.74	0.39	(g)	(0.35)	0.04	(0.39)	(0.01)	(0.40)
Year Ended June 30, 2015	19.71	0.34		0.08	0.42	(0.35)	(0.04)	(0.39)
Year Ended June 30, 2014	16.72	0.39	(g)(h)	3.01	3.40	(0.36)	(0.05)	(0.41)
July 2, 2012 (j) through June 30, 2013	15.00	0.39	(h)	1.65	2.04	(0.32)	—	(0.32)

Class R2
Six Months Ended December 31, 2017 (Unaudited)	21.93	0.17	(g)(h)	1.87	2.04	(0.22)	—	(0.22)
Year Ended June 30, 2017	19.38	0.30	(g)(h)	2.55	2.85	(0.30)	—	(0.30)
Year Ended June 30, 2016	19.74	0.29	(g)	(0.33)	(0.04)	(0.31)	(0.01)	(0.32)
Year Ended June 30, 2015	19.71	0.27		0.07	0.34	(0.27)	(0.04)	(0.31)
Year Ended June 30, 2014	16.72	0.27	(g)(h)	3.05	3.32	(0.28)	(0.05)	(0.33)
July 2, 2012 (j) through June 30, 2013	15.00	0.33	(h)	1.65	1.98	(0.26)	—	(0.26)

Class R3
Six Months Ended December 31, 2017 (Unaudited)	21.91	0.20	(g)(h)	1.87	2.07	(0.25)	—	(0.25)
May 31, 2017 (k) through June 30, 2017	21.88	0.12	(g)(h)	0.04	0.16	(0.13)	—	(0.13)

Class R4
Six Months Ended December 31, 2017 (Unaudited)	21.91	0.31	(g)(h)	1.80	2.11	(0.28)	—	(0.28)
May 31, 2017 (k) through June 30, 2017	21.88	0.12	(g)(h)	0.04	0.16	(0.13)	—	(0.13)

Class R5
Six Months Ended December 31, 2017 (Unaudited)	21.93	0.25	(g)(h)	1.88	2.13	(0.30)	—	(0.30)
Year Ended June 30, 2017	19.39	0.44	(g)(h)	2.54	2.98	(0.44)	—	(0.44)
Year Ended June 30, 2016	19.75	0.41	(g)	(0.33)	0.08	(0.43)	(0.01)	(0.44)
Year Ended June 30, 2015	19.71	0.38		0.09	0.47	(0.39)	(0.04)	(0.43)
Year Ended June 30, 2014	16.72	0.55	(g)(h)	2.88	3.43	(0.39)	(0.05)	(0.44)
July 2, 2012 (j) through June 30, 2013	15.00	0.42	(h)	1.65	2.07	(0.35)	—	(0.35)

Class R6
Six Months Ended December 31, 2017 (Unaudited)	21.95	0.28	(g)(h)	1.86	2.14	(0.31)	—	(0.31)
Year Ended June 30, 2017	19.40	0.54	(g)(h)	2.47	3.01	(0.46)	—	(0.46)
Year Ended June 30, 2016	19.76	0.44	(g)	(0.35)	0.09	(0.44)	(0.01)	(0.45)
Year Ended June 30, 2015	19.72	0.39		0.09	0.48	(0.40)	(0.04)	(0.44)
Year Ended June 30, 2014	16.72	0.50	(g)(h)	2.95	3.45	(0.40)	(0.05)	(0.45)
July 2, 2012 (j) through June 30, 2013	15.00	0.43	(h)	1.65	2.08	(0.36)	—	(0.36)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Calculated based upon average shares outstanding.
(h)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(i)	Certain non-recurring expenses incurred by the Fund were not annualized for the year ended June 30, 2014 and for the period ended June 30, 2013.
(j)	Commencement of operations.
(k)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

82	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2017

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)		Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)		Portfolio turnover rate (c)

$23.76	9.45%	$26,036	0.61%		1.76	%(h)	1.46%		55%
21.94	15.09	23,782	0.59		1.72	(h)	1.73		17
19.39	0.11	20,668	0.60		1.78		3.14		54
19.75	2.08	69,714	0.58		1.62		1.42		15
19.71	20.29	68,311	0.53	(i)	1.73	(h)(i)	3.34	(i)	31
16.72	13.56	56,774	0.60	(i)	2.28	(h)(i)	15.87	(i)	64

23.74	9.19	25,534	1.11		1.25	(h)	1.97		55
21.92	14.48	23,382	1.09		1.21	(h)	2.24		17
19.38	(0.50)	20,425	1.20		1.16		3.65		54
19.74	1.47	68,470	1.18		1.02		1.92		15
19.70	19.62	67,498	1.13	(i)	1.13	(h)(i)	3.84	(i)	31
16.71	12.84	56,435	1.20	(i)	1.68	(h)(i)	16.36	(i)	64

23.75	9.64	14,006,232	0.36		2.01	(h)	0.70		55
21.92	15.33	12,837,389	0.34		1.99	(h)	0.90		17
19.38	0.27	7,930,339	0.45		2.06		1.05		54
19.74	2.19	6,897,792	0.43		1.95		1.10		15
19.71	20.47	4,006,265	0.40	(i)	2.10	(h)(i)	2.56	(i)	31
16.72	13.73	855,650	0.45	(i)	2.43	(h)(i)	15.61	(i)	64

23.75	9.32	25,840	0.86		1.50	(h)	1.71		55
21.93	14.81	23,634	0.84		1.46	(h)	1.99		17
19.38	(0.15)	20,592	0.85		1.51		3.39		54
19.74	1.77	69,190	0.83		1.37		1.67		15
19.71	20.00	67,969	0.78	(i)	1.48	(h)(i)	3.59	(i)	31
16.72	13.29	56,632	0.85	(i)	2.03	(h)(i)	16.10	(i)	64

23.73	9.47	22,552	0.61		1.76	(h)	0.95		55
21.91	0.72	20,148	0.60		6.56	(h)	0.94		17

23.74	9.65	9,420,245	0.36		2.67	(h)	0.69		55
21.91	0.75	20,152	0.35		6.82	(h)	0.69		17

23.76	9.73	43,095,374	0.21		2.20	(h)	0.55		55
21.93	15.49	30,788,480	0.19		2.14	(h)	0.66		17
19.39	0.46	23,904,086	0.25		2.16		0.83		54
19.75	2.44	23,577,304	0.23		2.07		0.94		15
19.71	20.71	15,862,556	0.21	(i)	2.87	(h)(i)	1.32	(i)	31
16.72	13.96	197,653	0.26	(i)	3.43	(h)(i)	15.73	(i)	64

23.78	9.77	247,360,067	0.11		2.45	(h)	0.45		55
21.95	15.65	149,787,358	0.09		2.56	(h)	0.54		17
19.40	0.51	35,978,570	0.20		2.31		0.68		54
19.76	2.48	19,533,673	0.18		2.15		0.79		15
19.72	20.81	7,446,757	0.16	(i)	2.67	(h)(i)	1.97	(i)	31
16.72	14.00	162,602	0.23	(i)	2.41	(h)(i)	14.36	(i)	64

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	JPMORGAN SMARTRETIREMENT BLEND FUNDS	83

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions
SmartRetirement Blend 2050 Fund
Class A
Six Months Ended December 31, 2017 (Unaudited)	$21.94	$0.20	(g)(h)	$1.87		$2.07	$(0.25)	$—	$(0.25)
Year Ended June 30, 2017	19.38	0.35	(g)(h)	2.56		2.91	(0.35)	—	(0.35)
Year Ended June 30, 2016	19.74	0.34	(g)	(0.33	)(i)	0.01	(0.35)	(0.02)	(0.37)
Year Ended June 30, 2015	19.72	0.32		0.07		0.39	(0.33)	(0.04)	(0.37)
Year Ended June 30, 2014	16.73	0.33	(g)(h)	3.05		3.38	(0.34)	(0.05)	(0.39)
July 2, 2012 (k) through June 30, 2013	15.00	0.36	(h)	1.67		2.03	(0.30)	—	(0.30)

Class C
Six Months Ended December 31, 2017 (Unaudited)	21.92	0.14	(g)(h)	1.87		2.01	(0.19)	—	(0.19)
Year Ended June 30, 2017	19.37	0.25	(g)(h)	2.55		2.80	(0.25)	—	(0.25)
Year Ended June 30, 2016	19.73	0.22	(g)	(0.32	)(i)	(0.10)	(0.24)	(0.02)	(0.26)
Year Ended June 30, 2015	19.71	0.20		0.07		0.27	(0.21)	(0.04)	(0.25)
Year Ended June 30, 2014	16.72	0.21	(g)(h)	3.06		3.27	(0.23)	(0.05)	(0.28)
July 2, 2012 (k) through June 30, 2013	15.00	0.27	(h)	1.65		1.92	(0.20)	—	(0.20)

Class I
Six Months Ended December 31, 2017 (Unaudited)	21.93	0.24	(g)(h)	1.86		2.10	(0.28)	—	(0.28)
Year Ended June 30, 2017	19.37	0.41	(g)(h)	2.55		2.96	(0.40)	—	(0.40)
Year Ended June 30, 2016	19.73	0.38	(g)	(0.33	)(i)	0.05	(0.39)	(0.02)	(0.41)
Year Ended June 30, 2015	19.71	0.35		0.07		0.42	(0.36)	(0.04)	(0.40)
Year Ended June 30, 2014	16.73	0.40	(g)(h)	3.01		3.41	(0.38)	(0.05)	(0.43)
July 2, 2012 (k) through June 30, 2013	15.00	0.39	(h)	1.66		2.05	(0.32)	—	(0.32)

Class R2
Six Months Ended December 31, 2017 (Unaudited)	21.93	0.17	(g)(h)	1.87		2.04	(0.22)	—	(0.22)
Year Ended June 30, 2017	19.38	0.30	(g)(h)	2.55		2.85	(0.30)	—	(0.30)
Year Ended June 30, 2016	19.74	0.29	(g)	(0.32	)(i)	(0.03)	(0.31)	(0.02)	(0.33)
Year Ended June 30, 2015	19.71	0.27		0.08		0.35	(0.28)	(0.04)	(0.32)
Year Ended June 30, 2014	16.72	0.28	(g)(h)	3.06		3.34	(0.30)	(0.05)	(0.35)
July 2, 2012 (k) through June 30, 2013	15.00	0.32	(h)	1.66		1.98	(0.26)	—	(0.26)

Class R3
Six Months Ended December 31, 2017 (Unaudited)	21.92	0.20	(g)(h)	1.87		2.07	(0.25)	—	(0.25)
May 31, 2017 (l) through June 30, 2017	21.89	0.12	(g)(h)	0.04		0.16	(0.13)	—	(0.13)

Class R4
Six Months Ended December 31, 2017 (Unaudited)	21.92	0.32	(g)(h)	1.78		2.10	(0.28)	—	(0.28)
May 31, 2017 (l) through June 30, 2017	21.89	0.12	(g)(h)	0.04		0.16	(0.13)	—	(0.13)

Class R5
Six Months Ended December 31, 2017 (Unaudited)	21.94	0.26	(g)(h)	1.86		2.12	(0.30)	—	(0.30)
Year Ended June 30, 2017	19.38	0.43	(g)(h)	2.56		2.99	(0.43)	—	(0.43)
Year Ended June 30, 2016	19.74	0.41	(g)	(0.33	)(i)	0.08	(0.42)	(0.02)	(0.44)
Year Ended June 30, 2015	19.71	0.39		0.08		0.47	(0.40)	(0.04)	(0.44)
Year Ended June 30, 2014	16.72	0.53	(g)(h)	2.92		3.45	(0.41)	(0.05)	(0.46)
July 2, 2012 (k) through June 30, 2013	15.00	0.42	(h)	1.65		2.07	(0.35)	—	(0.35)

Class R6
Six Months Ended December 31, 2017 (Unaudited)	21.95	0.28	(g)(h)	1.85		2.13	(0.31)	—	(0.31)
Year Ended June 30, 2017	19.39	0.54	(g)(h)	2.47		3.01	(0.45)	—	(0.45)
Year Ended June 30, 2016	19.75	0.46	(g)	(0.37	)(i)	0.09	(0.43)	(0.02)	(0.45)
Year Ended June 30, 2015	19.72	0.41		0.07		0.48	(0.41)	(0.04)	(0.45)
Year Ended June 30, 2014	16.73	0.49	(g)(h)	2.97		3.46	(0.42)	(0.05)	(0.47)
July 2, 2012 (k) through June 30, 2013	15.00	0.43	(h)	1.66		2.09	(0.36)	—	(0.36)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Calculated based upon average shares outstanding.
(h)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(i)	Calculation of the net realized and unrealized gains (losses) per share do not correlate with the Fund’s net realized and unrealized gains (losses) presented on the Statements of Operations due to the timing of capital transactions in relation to the fluctuating market values of the Fund’s investments.
(j)	Certain non-recurring expenses incurred by the Fund were not annualized for the year ended June 30, 2014 and for the period ended June 30, 2013.
(k)	Commencement of operations.
(l)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

84	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2017

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)		Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)		Portfolio turnover rate (c)

$23.76	9.45%	$26,077	0.61%		1.76	%(h)	1.50%		55%
21.94	15.13	23,822	0.59		1.71	(h)	1.77		17
19.38	0.11	20,694	0.60		1.78		3.27		60
19.74	1.97	69,732	0.58		1.63		1.57		11
19.72	20.36	68,363	0.55	(j)	1.77	(h)(j)	3.42	(j)	23
16.73	13.62	56,796	0.60	(j)	2.28	(h)(j)	15.61	(j)	49

23.74	9.19	25,579	1.10		1.25	(h)	2.00		55
21.92	14.52	23,427	1.09		1.19	(h)	2.30		17
19.37	(0.50)	20,454	1.20		1.16		3.80		60
19.73	1.37	68,487	1.18		1.03		2.07		11
19.71	19.68	67,548	1.15	(j)	1.17	(h)(j)	3.92	(j)	23
16.72	12.90	56,458	1.20	(j)	1.67	(h)(j)	16.10	(j)	49

23.75	9.59	15,456,312	0.36		2.04	(h)	0.74		55
21.93	15.43	13,337,416	0.34		1.99	(h)	0.96		17
19.37	0.27	8,769,180	0.45		2.01		1.18		60
19.73	2.14	6,897,259	0.43		1.88		1.25		11
19.71	20.51	4,214,542	0.40	(j)	2.16	(h)(j)	2.90	(j)	23
16.73	13.79	860,746	0.45	(j)	2.43	(h)(j)	15.35	(j)	49

23.75	9.32	25,814	0.85		1.50	(h)	1.75		55
21.93	14.80	23,613	0.84		1.44	(h)	2.05		17
19.38	(0.15)	20,565	0.85		1.51		3.54		60
19.74	1.78	69,207	0.83		1.38		1.82		11
19.71	20.08	68,021	0.80	(j)	1.52	(h)(j)	3.67	(j)	23
16.72	13.28	56,654	0.85	(j)	2.02	(h)(j)	15.85	(j)	49

23.74	9.46	22,053	0.61		1.75	(h)	0.99		55
21.92	0.73	20,147	0.60		6.57	(h)	0.92		17

23.74	9.60	8,446,126	0.36		2.67	(h)	0.73		55
21.92	0.75	20,151	0.35		6.82	(h)	0.67		17

23.76	9.67	29,218,674	0.21		2.21	(h)	0.59		55
21.94	15.58	20,970,084	0.19		2.10	(h)	0.72		17
19.38	0.46	17,568,136	0.25		2.17		0.99		60
19.74	2.38	15,617,460	0.23		2.06		1.09		11
19.71	20.79	11,027,186	0.21	(j)	2.78	(h)(j)	1.74	(j)	23
16.72	13.95	503,559	0.27	(j)	4.14	(h)(j)	14.51	(j)	49

23.77	9.71	190,188,657	0.11		2.45	(h)	0.49		55
21.95	15.69	118,550,411	0.09		2.57	(h)	0.58		17
19.39	0.51	22,544,112	0.21		2.41		0.83		60
19.75	2.43	9,591,809	0.18		2.20		0.92		11
19.72	20.82	3,503,945	0.16	(j)	2.60	(h)(j)	2.52	(j)	23
16.73	14.06	238,087	0.22	(j)	3.09	(h)(j)	14.50	(j)	49

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	JPMORGAN SMARTRETIREMENT BLEND FUNDS	85

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
SmartRetirement Blend 2055 Fund
Class A
Six Months Ended December 31, 2017 (Unaudited)	$21.59	$0.20	(g)(h)	$1.83	$2.03	$(0.24)	$— (i)	$(0.24)
Year Ended June 30, 2017	19.10	0.35	(g)(h)	2.49	2.84	(0.35)	—	(0.35)
Year Ended June 30, 2016	19.41	0.33	(g)	(0.29)	0.04	(0.34)	(0.01)	(0.35)
Year Ended June 30, 2015	19.36	0.32		0.08	0.40	(0.32)	(0.03)	(0.35)
Year Ended June 30, 2014	16.71	0.33	(g)(h)	2.95	3.28	(0.40)	(0.23)	(0.63)
July 2, 2012 (k) through June 30, 2013	15.00	0.36	(h)	1.65	2.01	(0.30)	—	(0.30)

Class C
Six Months Ended December 31, 2017 (Unaudited)	21.57	0.14	(g)(h)	1.84	1.98	(0.19)	— (i)	(0.19)
Year Ended June 30, 2017	19.08	0.25	(g)(h)	2.49	2.74	(0.25)	—	(0.25)
Year Ended June 30, 2016	19.39	0.22	(g)	(0.29)	(0.07)	(0.23)	(0.01)	(0.24)
Year Ended June 30, 2015	19.35	0.20		0.08	0.28	(0.21)	(0.03)	(0.24)
Year Ended June 30, 2014	16.70	0.22	(g)(h)	2.95	3.17	(0.29)	(0.23)	(0.52)
July 2, 2012 (k) through June 30, 2013	15.00	0.27	(h)	1.63	1.90	(0.20)	—	(0.20)

Class I
Six Months Ended December 31, 2017 (Unaudited)	21.58	0.23	(g)(h)	1.83	2.06	(0.27)	— (i)	(0.27)
Year Ended June 30, 2017	19.09	0.41	(g)(h)	2.48	2.89	(0.40)	—	(0.40)
Year Ended June 30, 2016	19.40	0.37	(g)	(0.30)	0.07	(0.37)	(0.01)	(0.38)
Year Ended June 30, 2015	19.35	0.35		0.09	0.44	(0.36)	(0.03)	(0.39)
Year Ended June 30, 2014	16.71	0.37	(g)(h)	2.93	3.30	(0.43)	(0.23)	(0.66)
July 2, 2012 (k) through June 30, 2013	15.00	0.39	(h)	1.64	2.03	(0.32)	—	(0.32)

Class R2
Six Months Ended December 31, 2017 (Unaudited)	21.58	0.17	(g)(h)	1.83	2.00	(0.21)	— (i)	(0.21)
Year Ended June 30, 2017	19.09	0.30	(g)(h)	2.49	2.79	(0.30)	—	(0.30)
Year Ended June 30, 2016	19.40	0.28	(g)	(0.29)	(0.01)	(0.29)	(0.01)	(0.30)
Year Ended June 30, 2015	19.35	0.27		0.09	0.36	(0.28)	(0.03)	(0.31)
Year Ended June 30, 2014	16.71	0.29	(g)(h)	2.94	3.23	(0.36)	(0.23)	(0.59)
July 2, 2012 (k) through June 30, 2013	15.00	0.32	(h)	1.65	1.97	(0.26)	—	(0.26)

Class R3
Six Months Ended December 31, 2017 (Unaudited)	21.57	0.20	(g)(h)	1.82	2.02	(0.24)	— (i)	(0.24)
May 31, 2017 (m) through June 30, 2017	21.54	0.12	(g)(h)	0.04	0.16	(0.13)	—	(0.13)

Class R4
Six Months Ended December 31, 2017 (Unaudited)	21.57	0.32	(g)(h)	1.74	2.06	(0.27)	— (i)	(0.27)
May 31, 2017 (m) through June 30, 2017	21.54	0.12	(g)(h)	0.04	0.16	(0.13)	—	(0.13)

Class R5
Six Months Ended December 31, 2017 (Unaudited)	21.59	0.26	(g)(h)	1.82	2.08	(0.29)	— (i)	(0.29)
Year Ended June 30, 2017	19.09	0.44	(g)(h)	2.49	2.93	(0.43)	—	(0.43)
Year Ended June 30, 2016	19.41	0.41	(g)	(0.31)	0.10	(0.41)	(0.01)	(0.42)
Year Ended June 30, 2015	19.36	0.39		0.08	0.47	(0.39)	(0.03)	(0.42)
Year Ended June 30, 2014	16.71	0.58	(g)(h)	2.77	3.35	(0.47)	(0.23)	(0.70)
July 2, 2012 (k) through June 30, 2013	15.00	0.42	(h)	1.64	2.06	(0.35)	—	(0.35)

Class R6
Six Months Ended December 31, 2017 (Unaudited)	21.59	0.29	(g)(h)	1.81	2.10	(0.30)	— (i)	(0.30)
Year Ended June 30, 2017	19.10	0.54	(g)(h)	2.40	2.94	(0.45)	—	(0.45)
Year Ended June 30, 2016	19.41	0.47	(g)	(0.35)	0.12	(0.42)	(0.01)	(0.43)
Year Ended June 30, 2015	19.36	0.40		0.08	0.48	(0.40)	(0.03)	(0.43)
Year Ended June 30, 2014	16.71	0.46	(g)(h)	2.89	3.35	(0.47)	(0.23)	(0.70)
July 2, 2012 (k) through June 30, 2013	15.00	0.43	(h)	1.64	2.07	(0.36)	—	(0.36)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Calculated based upon average shares outstanding.
(h)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(i)	Amount rounds to less than $0.005.
(j)	Certain non-recurring expenses incurred by the Fund were not annualized for the year ended June 30, 2014 and for the period ended June 30, 2013.
(k)	Commencement of operations.
(l)	Amount rounds to less than 0.005%.
(m)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

86	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2017

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)		Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)		Portfolio turnover rate (c)

$23.38	9.44%	$26,052	0.61%		1.75	%(h)	1.70%		57%
21.59	14.98	23,802	0.59		1.72	(h)	2.18		16
19.10	0.25	20,699	0.60		1.77		3.76		53
19.41	2.12	69,475	0.58		1.64		3.04		16
19.36	19.92	68,033	0.51	(j)	1.84	(h)(j)	9.61	(j)	23
16.71	13.49	56,738	0.60	(j)	2.27	(h)(j)	16.56	(j)	52

23.36	9.18	25,592	1.11		1.24	(h)	2.20		57
21.57	14.43	23,442	1.09		1.21	(h)	2.69		16
19.08	(0.35)	20,489	1.20		1.16		4.28		53
19.39	1.46	68,236	1.18		1.03		3.53		16
19.35	19.25	67,223	1.10	(j)	1.23	(h)(j)	10.11	(j)	23
16.70	12.77	56,400	1.20	(j)	1.67	(h)(j)	17.04	(j)	52

23.37	9.59	5,411,428	0.36		2.05	(h)	0.96		57
21.58	15.28	4,419,527	0.34		2.03	(h)	1.38		16
19.09	0.43	3,553,395	0.45		1.96		1.66		53
19.40	2.29	2,132,476	0.43		1.89		2.58		16
19.35	20.04	1,259,943	0.36	(j)	2.04	(h)(j)	9.30	(j)	23
16.71	13.66	901,904	0.45	(j)	2.44	(h)(j)	16.31	(j)	52

23.37	9.31	25,860	0.86		1.49	(h)	1.95		57
21.58	14.70	23,657	0.84		1.46	(h)	2.43		16
19.09	0.00 (l)	20,625	0.85		1.51		4.02		53
19.40	1.87	68,954	0.83		1.38		3.28		16
19.35	19.57	67,693	0.75	(j)	1.59	(h)(j)	9.86	(j)	23
16.71	13.21	56,597	0.85	(j)	2.02	(h)(j)	16.79	(j)	52

23.35	9.41	22,046	0.61		1.74	(h)	1.20		57
21.57	0.73	20,142	0.60		6.54	(h)	1.03		16

23.36	9.59	1,684,729	0.36		2.72	(h)	0.90		57
21.57	0.75	20,147	0.35		6.80	(h)	0.78		16

23.38	9.67	17,409,279	0.21		2.26	(h)	0.79		57
21.59	15.49	11,354,942	0.19		2.15	(h)	1.12		16
19.09	0.56	8,126,493	0.25		2.17		1.46		53
19.41	2.48	6,710,477	0.23		2.13		2.43		16
19.36	20.34	3,988,320	0.21	(j)	3.10	(h)(j)	4.01	(j)	23
16.71	13.88	71,611	0.25	(j)	2.68	(h)(j)	16.17	(j)	52

23.39	9.76	76,078,227	0.11		2.52	(h)	0.69		57
21.59	15.54	41,752,071	0.09		2.62	(h)	0.94		16
19.10	0.66	8,100,832	0.21		2.52		1.33		53
19.41	2.52	2,025,206	0.18		2.24		2.01		16
19.36	20.38	363,385	0.14	(j)	2.51	(h)(j)	8.79	(j)	23
16.71	13.93	108,546	0.21	(j)	2.85	(h)(j)	16.21	(j)	52

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	JPMORGAN SMARTRETIREMENT BLEND FUNDS	87

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain		Total distributions
SmartRetirement Blend 2060 Fund
Class A
Six Months Ended December 31, 2017 (Unaudited)	$16.39	$0.15	(h)	$1.37	$1.52	$(0.22)	$—	(i)	$(0.22)
August 31, 2016 (k) through June 30, 2017	15.00	0.27	(h)	1.39	1.66	(0.27)	—		(0.27)

Class C
Six Months Ended December 31, 2017 (Unaudited)	16.38	0.11	(h)	1.36	1.47	(0.17)	—	(i)	(0.17)
August 31, 2016 (k) through June 30, 2017	15.00	0.20	(h)	1.38	1.58	(0.20)	—		(0.20)

Class I
Six Months Ended December 31, 2017 (Unaudited)	16.38	0.17	(h)	1.38	1.55	(0.24)	—	(i)	(0.24)
August 31, 2016 (k) through June 30, 2017	15.00	0.30	(h)	1.38	1.68	(0.30)	—		(0.30)

Class R2
Six Months Ended December 31, 2017 (Unaudited)	16.38	0.13	(h)	1.36	1.49	(0.19)	—	(i)	(0.19)
August 31, 2016 (k) through June 30, 2017	15.00	0.24	(h)	1.37	1.61	(0.23)	—		(0.23)

Class R3
Six Months Ended December 31, 2017 (Unaudited)	16.38	0.15	(h)	1.37	1.52	(0.22)	—	(i)	(0.22)
May 31, 2017 (l) through June 30, 2017	16.36	0.09	(h)	0.03	0.12	(0.10)	—		(0.10)

Class R4
Six Months Ended December 31, 2017 (Unaudited)	16.38	0.25	(h)	1.29	1.54	(0.24)	—	(i)	(0.24)
May 31, 2017 (l) through June 30, 2017	16.36	0.10	(h)	0.02	0.12	(0.10)	—		(0.10)

Class R5
Six Months Ended December 31, 2017 (Unaudited)	16.38	0.25	(h)	1.31	1.56	(0.25)	—	(i)	(0.25)
August 31, 2016 (k) through June 30, 2017	15.00	0.34	(h)	1.36	1.70	(0.32)	—		(0.32)

Class R6
Six Months Ended December 31, 2017 (Unaudited)	16.38	0.26	(h)	1.31	1.57	(0.26)	—	(i)	(0.26)
August 31, 2016 (k) through June 30, 2017	15.00	0.37	(h)	1.34	1.71	(0.33)	—		(0.33)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(d)	Not annualized for periods less than one year.
(e)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(f)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(g)	Does not include expenses of Underlying Funds.
(h)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(i)	Amount rounds to less than $0.005.
(j)	Certain non-recurring expenses incurred by the Fund were not annualized for the six months ended December 31, 2017 and the period ended June 30, 2017.
(k)	Commencement of operations.
(l)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

88	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2017

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period	Net expenses (f)(g)		Net investment income (loss) (c)		Expenses without waivers, reimbursements and earnings credits (g)		Portfolio turnover rate (d)

$17.69	9.28%	$24,291	0.60	%(j)	1.77	%(h)(j)	8.52	%(j)	88%
16.39	11.15	22,224	0.60	(j)	2.10	(h)(j)	15.28	(j)	73

17.68	9.02	24,126	1.11	(j)	1.26	(h)(j)	9.03	(j)	88
16.38	10.65	22,129	1.11	(j)	1.59	(h)(j)	15.80	(j)	73

17.69	9.48	1,123,522	0.35	(j)	2.02	(h)(j)	7.66	(j)	88
16.38	11.31	1,010,299	0.36	(j)	2.35	(h)(j)	14.52	(j)	73

17.68	9.15	24,207	0.86	(j)	1.51	(h)(j)	8.79	(j)	88
16.38	10.86	22,175	0.86	(j)	1.84	(h)(j)	15.55	(j)	73

17.68	9.29	22,016	0.60	(j)	1.76	(h)(j)	9.09	(j)	88
16.38	0.73	20,143	0.59	(j)	6.91	(h)(j)	7.00	(j)	73

17.68	9.43	641,355	0.36	(j)	2.81	(h)(j)	6.28	(j)	88
16.38	0.75	20,148	0.34	(j)	7.16	(h)(j)	6.75	(j)	73

17.69	9.58	244,208	0.21	(j)	2.91	(h)(j)	6.97	(j)	88
16.38	11.47	49,248	0.20	(j)	2.60	(h)(j)	14.60	(j)	73

17.69	9.62	4,365,367	0.11	(j)	3.00	(h)(j)	6.98	(j)	88
16.38	11.54	1,076,023	0.08	(j)	2.76	(h)(j)	10.55	(j)	73

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	JPMORGAN SMARTRETIREMENT BLEND FUNDS	89

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 (Unaudited)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 10 separate funds of the Trust (collectively, the “Funds”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
JPMorgan SmartRetirement® Blend Income Fund	Class A, Class C, Class I Class R2, Class R3*, Class R4*, Class R5 and Class R6	Diversified
JPMorgan SmartRetirement® Blend 2020 Fund	Class A, Class C, Class I, Class R2, Class R3*, Class R4*, Class R5 and Class R6	Diversified
JPMorgan SmartRetirement® Blend 2025 Fund	Class A, Class C, Class I, Class R2, Class R3*, Class R4*, Class R5 and Class R6	Diversified
JPMorgan SmartRetirement® Blend 2030 Fund	Class A, Class C, Class I, Class R2, Class R3*, Class R4*, Class R5 and Class R6	Diversified
JPMorgan SmartRetirement® Blend 2035 Fund	Class A, Class C, Class I, Class R2, Class R3*, Class R4*, Class R5 and Class R6	Diversified
JPMorgan SmartRetirement® Blend 2040 Fund	Class A, Class C, Class I, Class R2, Class R3*, Class R4*, Class R5 and Class R6	Diversified
JPMorgan SmartRetirement® Blend 2045 Fund	Class A, Class C, Class I, Class R2, Class R3*, Class R4*, Class R5 and Class R6	Diversified
JPMorgan SmartRetirement® Blend 2050 Fund	Class A, Class C, Class I, Class R2, Class R3*, Class R4*, Class R5 and Class R6	Diversified
JPMorgan SmartRetirement® Blend 2055 Fund	Class A, Class C, Class I, Class R2, Class R3*, Class R4*, Class R5 and Class R6	Diversified
JPMorgan SmartRetirement® Blend 2060 Fund**	Class A, Class C, Class I, Class R2, Class R3*, Class R4*, Class R5 and Class R6	Diversified

*	Class R3 and Class R4 commenced operations on May 31, 2017.
**	The JPMorgan SmartRetirement® Blend 2060 Fund commenced operations on August 31, 2016.

Currently, Class A and Class C Shares of the Funds are not publicly offered for investment.

JPMorgan SmartRetirement Blend Income Fund seeks current income and some capital appreciation. The remaining JPMorgan SmartRetirement Blend Funds each seek high total return with a shift to current income and some capital appreciation over time as each Fund approaches and passes its respective target retirement date.

JPMorgan SmartRetirement Blend Income Fund acquired all the assets and liabilities of the JPMorgan SmartRetirement Blend 2015 Fund in a reorganization on June 23, 2017. Please refer to Note 9 discussing the merger.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus. Beginning on November 14, 2017, Class C Shares automatically convert to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more

90	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2017

fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date. Certain foreign equity instruments, as well as certain derivatives with equity reference obligations are valued by applying international fair value factors provided by approved Pricing Services. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated. Investments in open-end investment companies excluding exchange-traded funds (“ETFs”) (the “Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Fixed income instruments are valued based on prices received from approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”). The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Futures are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments. The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”):

JPMorgan SmartRetirement Blend Income Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$277,118,781	$929,646	$–	$278,048,427

Appreciation in Other Financial Instruments
Futures Contracts (a)	$209,667	$77,491	$–	$287,158

Depreciation in Other Financial Instruments
Futures Contracts (a)	$(22,769)	$(99,104)	$–	$(121,873)

JPMorgan SmartRetirement Blend 2020 Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$511,847,142	$1,664,366	$–	$513,511,508

Appreciation in Other Financial Instruments
Futures Contracts (a)	$380,027	$137,372	$–	$517,399

Depreciation in Other Financial Instruments
Futures Contracts (a)	$(39,418)	$(173,359)	$–	$(212,777)

DECEMBER 31, 2017	JPMORGAN SMARTRETIREMENT BLEND FUNDS	91

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 (Unaudited) (continued)

JPMorgan SmartRetirement Blend 2025 Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$573,036,694	$2,039,223	$–	$575,075,917

Appreciation in Other Financial Instruments
Futures Contracts (a)	$569,270	$136,727	$–	$705,997

Depreciation in Other Financial Instruments
Futures Contracts (a)	$(39,580)	$(211,202)	$–	$(250,782)

JPMorgan SmartRetirement Blend 2030 Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$606,238,797	$2,139,185	$–	$608,377,982

Appreciation in Other Financial Instruments
Futures Contracts (a)	$578,158	$146,462	$–	$724,620

Depreciation in Other Financial Instruments
Futures Contracts (a)	$(60,286)	$(222,141)	$–	$(282,427)

JPMorgan SmartRetirement Blend 2035 Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$464,917,871	$1,689,356	$–	$466,607,227

Appreciation in Other Financial Instruments
Futures Contracts (a)	$441,024	$110,601	$–	$551,625

Depreciation in Other Financial Instruments
Futures Contracts (a)	$(69,978)	$(156,629)	$–	$(226,607)

JPMorgan SmartRetirement Blend 2040 Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$461,171,532	$1,739,337	$–	$462,910,869

Appreciation in Other Financial Instruments
Futures Contracts (a)	$409,692	$110,768	$–	$520,460

Depreciation in Other Financial Instruments
Futures Contracts (a)	$(63,470)	$(168,987)	$–	$(232,457)

JPMorgan SmartRetirement Blend 2045 Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$312,408,500	$1,204,541	$–	$313,613,041

Appreciation in Other Financial Instruments
Futures Contracts (a)	$290,910	$74,991	$–	$365,901

Depreciation in Other Financial Instruments
Futures Contracts (a)	$(45,374)	$(107,213)	$–	$(152,587)

92	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2017

JPMorgan SmartRetirement Blend 2050 Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$242,497,891	$879,665	$–	$243,377,556

Appreciation in Other Financial Instruments
Futures Contracts (a)	$232,581	$57,057	$–	$289,638

Depreciation in Other Financial Instruments
Futures Contracts (a)	$(35,869)	$(84,941)	$–	$(120,810)

JPMorgan SmartRetirement Blend 2055 Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$100,199,852	$364,861	$–	$100,564,713

Appreciation in Other Financial Instruments
Futures Contracts (a)	$84,030	$23,374	$–	$107,404

Depreciation in Other Financial Instruments
Futures Contracts (a)	$(14,451)	$(33,260)	$–	$(47,711)

JPMorgan SmartRetirement Blend 2060 Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$6,395,796	$–	$–	$6,395,796

(a)	All portfolio holdings designated as level 1 and level 2 are disclosed individually on the SOIs. Level 2 consists of foreign futures with equity reference obligations and a U.S. Treasury Note held as initial margin for futures contracts. Please refer to the SOIs for asset class specifics of portfolio holdings.
(b)	All portfolio holdings designated as level 1 are disclosed on the SOI. Please refer to the SOI for industry specifics of portfolio holdings.

There were no transfers among any levels during the six months ended December 31, 2017.

B. Investment Transactions with Affiliates — The Funds invested in Underlying Funds which are advised by the Adviser. An issuer which is under common control with a Fund may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the tables below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into the Underlying Funds. Reinvestment amounts are included in the purchase cost amounts in the table below. Included in the purchases and sales amounts in the table below are exchanges between certain share classes of the affiliated Underlying Funds. Such exchanges are not treated as purchases and sales for the purpose of recognizing realized gains (losses) or portfolio turnover.

JPMorgan SmartRetirement Blend Income Fund

			For the six months ended December 31, 2017
Security Description	Shares at December 31, 2017	Market Value June 30, 2017 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2017 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
JPMorgan Commodities Strategy Fund, Class R6 Shares	460,822	2,918,898	1,108,116	—	—	249,414	4,276,428	7,263	—
JPMorgan Core Bond Fund, Class R6 Shares	5,104,751	29,102,567	30,307,262	—	—	(245,762)	59,164,067	574,880	100,147
JPMorgan Core Plus Bond Fund, Class R6 Shares	3,532,458	—	29,337,172	—	—	(88,419)	29,248,753	78,000	—

DECEMBER 31, 2017	JPMORGAN SMARTRETIREMENT BLEND FUNDS	93

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 (Unaudited) (continued)

JPMorgan SmartRetirement Blend Income Fund (continued)

Security Description	Shares at December 31, 2017	Market Value June 30, 2017 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2017 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
JPMorgan Corporate Bond Fund, Class R6 Shares	230,041	5,373,122	1,777,899	4,851,032	58,479	(81,066)	2,277,402	80,129	72,743
JPMorgan Emerging Economies Fund, Class R6 Shares	—	1,658,917	382,734	2,254,322	408,998	(196,327)	—	—	—
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	606,519	3,759,128	1,251,793	—	—	65,642	5,076,563	109,263	—
JPMorgan Emerging Markets Equity Fund, Class R6 Shares	—	1,866,028	341,245	2,487,551	639,502	(359,224)	—	—	—
JPMorgan Emerging Markets Strategic Debt Fund, Class R6 Shares	437,448	1,754,888	1,914,286	—	—	36,014	3,705,188	81,377	—
JPMorgan Equity Index Fund, Class R6 Shares	1,183,535	—	48,574,420	—	—	(84,979)	48,489,441	173,231	437,469
JPMorgan Floating Rate Income Fund, Class R6 Shares	716,383	5,060,719	1,679,809	—	—	(20,859)	6,719,669	119,161	—
JPMorgan High Yield Fund, Class R6 Shares	2,157,081	13,143,747	4,059,922	1,156,480	(1,331)	(61,889)	15,983,969	443,906	—
JPMorgan Realty Income Fund, Class R6 Shares	222,897	4,601,140	1,124,982	2,855,256	32,186	63,703	2,966,755	48,756	—
JPMorgan U.S. Government Money Market Fund, Institutional Class Shares	28,819,117	18,311,866	75,972,087	65,464,836	—	—	28,819,117	109,172	—

Total		87,551,020	197,831,727	79,069,477	1,137,834	(723,752)	206,727,352	1,825,138	610,359

JPMorgan SmartRetirement Blend 2020 Fund

			For the six months ended December 31, 2017
Security Description	Shares at December 31, 2017	Market Value June 30, 2017 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2017 ($)	Dividend Income ($)	Capital Gain Distributions ($)
JPMorgan Commodities Strategy Fund, Class R6 Shares	384,483	2,651,383	697,869	—	—	218,747	3,567,999	6,731	—
JPMorgan Core Bond Fund, Class R6 Shares	9,935,544	55,697,555	59,925,306	—	—	(469,904)	115,152,957	1,076,451	189,177
JPMorgan Core Plus Bond Fund, Class R6 Shares	6,999,144	—	58,124,676	—	—	(171,765)	57,952,911	150,457	—
JPMorgan Corporate Bond Fund, Class R6 Shares	428,820	10,160,036	3,073,263	8,929,264	80,064	(138,778)	4,245,321	145,173	135,601
JPMorgan Emerging Economies Fund, Class R6 Shares	—	3,923,470	—	4,419,097	900,965	(405,338)	—	—	—

94	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2017

JPMorgan SmartRetirement Blend 2020 Fund (continued)

Security Description	Shares at December 31, 2017	Market Value June 30, 2017 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2017 ($)	Dividend Income ($)	Capital Gain Distributions ($)
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	1,100,383	5,728,282	3,375,235	—	—	106,687	9,210,204	188,227	—
JPMorgan Emerging Markets Equity Fund, Class R6 Shares	—	4,067,802	1,478,470	6,158,702	1,266,623	(654,193)	—	—	—
JPMorgan Emerging Markets Strategic Debt Fund, Class R6 Shares	709,423	3,525,344	2,424,794	—	—	58,671	6,008,809	132,356	—
JPMorgan Equity Index Fund, Class R6 Shares	2,954,240	—	121,253,470	—	—	(218,254)	121,035,216	432,172	1,091,350
JPMorgan Floating Rate Income Fund, Class R6 Shares	674,309	4,608,731	1,734,195	—	—	(17,909)	6,325,017	106,014	—
JPMorgan High Yield Fund, Class R6 Shares	3,537,483	23,028,971	5,029,740	1,734,418	(6,689)	(104,855)	26,212,749	718,245	—
JPMorgan Realty Income Fund, Class R6 Shares	546,193	11,394,844	2,860,107	7,196,160	64,525	146,509	7,269,825	117,218	—
JPMorgan U.S. Government Money Market Fund, Institutional Class Shares	12,453,128	7,999,290	121,848,282	117,394,444	—	—	12,453,128	45,689	—

Total		132,785,708	381,825,407	145,832,085	2,305,488	(1,650,382)	369,434,136	3,118,733	1,416,128

JPMorgan SmartRetirement Blend 2025 Fund

			For the six months ended December 31, 2017
Security Description	Shares at December 31, 2017	Market Value June 30, 2017 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2017 ($)	Dividend Income ($)	Capital Gain Distributions ($)
JPMorgan Commodities Strategy Fund, Class R6 Shares	22,691	196,570	396	—	—	13,603	210,569	397	—
JPMorgan Core Bond Fund, Class R6 Shares	10,025,314	46,912,132	69,731,413	—	—	(450,154)	116,193,391	1,029,368	189,092
JPMorgan Core Plus Bond Fund, Class R6 Shares	7,018,734	—	58,284,455	—	—	(169,341)	58,115,114	152,682	—
JPMorgan Corporate Bond Fund, Class R6 Shares	413,029	9,077,483	3,205,590	8,144,171	39,626	(89,545)	4,088,983	140,346	130,608
JPMorgan Emerging Economies Fund, Class R6 Shares	436,716	3,998,864	1,872,792	—	—	657,250	6,528,906	140,061	—
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	1,164,524	4,976,022	4,666,976	—	—	104,064	9,747,062	185,008	—

DECEMBER 31, 2017	JPMORGAN SMARTRETIREMENT BLEND FUNDS	95

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 (Unaudited) (continued)

JPMorgan SmartRetirement Blend 2025 Fund (continued)

Security Description	Shares at December 31, 2017	Market Value June 30, 2017 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2017 ($)	Dividend Income ($)	Capital Gain Distributions ($)
JPMorgan Emerging Markets Equity Fund, Class R6 Shares	268,670	5,037,741	1,985,961	—	—	1,017,596	8,041,298	43,969	—
JPMorgan Emerging Markets Strategic Debt Fund, Class R6 Shares	750,303	3,124,406	3,170,845	—	—	59,812	6,355,063	126,447	—
JPMorgan Equity Index Fund, Class R6 Shares	3,854,412	—	158,192,656	—	—	(277,377)	157,915,279	560,724	1,372,789
JPMorgan Floating Rate Income Fund, Class R6 Shares	118,522	432,293	683,692	—	—	(4,248)	1,111,737	17,520	—
JPMorgan High Yield Fund, Class R6 Shares	3,513,766	19,953,713	7,689,868	1,501,351	(17,107)	(88,116)	26,037,007	671,837	—
JPMorgan Realty Income Fund, Class R6 Shares	702,711	12,761,630	4,832,354	8,533,232	59,776	232,553	9,353,081	148,294	—
JPMorgan U.S. Government Money Market Fund, Institutional Class Shares	10,732,215	6,497,453	170,790,463	166,555,701	—	—	10,732,215	42,224	—

Total		112,968,307	485,107,461	184,734,455	82,295	1,006,097	414,429,705	3,258,877	1,692,489

JPMorgan SmartRetirement Blend 2030 Fund

			For the six months ended December 31, 2017
Security Description	Shares at December 31, 2017	Market Value June 30, 2017 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2017 ($)	Dividend Income ($)	Capital Gain Distributions ($)
JPMorgan Core Bond Fund, Class R6 Shares	7,767,282	38,435,842	51,945,860	—	—	(358,900)	90,022,802	799,954	148,340
JPMorgan Core Plus Bond Fund, Class R6 Shares	5,374,781	—	44,625,617	—	—	(122,429)	44,503,188	116,253	—
JPMorgan Corporate Bond Fund, Class R6 Shares	328,582	7,383,326	1,734,035	5,819,380	46,088	(91,106)	3,252,963	108,602	103,904
JPMorgan Emerging Economies Fund, Class R6 Shares	522,434	5,507,735	1,548,899	—	—	753,752	7,810,386	167,552	—
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	1,048,669	4,425,751	4,255,637	—	—	95,973	8,777,361	177,171	—
JPMorgan Emerging Markets Equity Fund, Class R6 Shares	347,372	6,759,936	2,419,720	—	—	1,217,199	10,396,855	56,849	—
JPMorgan Emerging Markets Strategic Debt Fund, Class R6 Shares	720,710	3,207,797	2,849,019	—	—	47,594	6,104,410	119,240	—

96	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2017

JPMorgan SmartRetirement Blend 2030 Fund (continued)

Security Description	Shares at December 31, 2017	Market Value June 30, 2017 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2017 ($)	Dividend Income ($)	Capital Gain Distributions ($)
JPMorgan Equity Index Fund, Class R6 Shares	4,776,527	—	196,046,418	—	—	(352,093)	195,694,325	692,209	1,732,626
JPMorgan High Yield Fund, Class R6 Shares	3,265,432	19,047,105	8,007,586	2,754,227	(11,189)	(92,421)	24,196,854	622,519	—
JPMorgan Realty Income Fund, Class R6 Shares	854,877	15,951,410	5,319,205	10,234,741	93,921	248,621	11,378,416	177,172	—
JPMorgan U.S. Government Money Market Fund, Institutional Class Shares	11,875,612	6,383,315	169,428,648	163,936,351	—	—	11,875,612	43,498	—

Total		107,102,217	488,180,644	182,744,699	128,820	1,346,190	414,013,172	3,081,019	1,984,870

JPMorgan SmartRetirement Blend 2035 Fund

			For the six months ended December 31, 2017
Security Description	Shares at December 31, 2017	Market Value June 30, 2017 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2017 ($)	Dividend Income ($)	Capital Gain Distributions ($)
JPMorgan Core Bond Fund, Class R6 Shares	4,122,621	20,244,264	27,734,626	—	—	(197,712)	47,781,178	424,807	82,247
JPMorgan Core Plus Bond Fund, Class R6 Shares	2,813,394	—	23,354,291	—	—	(59,387)	23,294,904	59,521	—
JPMorgan Corporate Bond Fund, Class R6 Shares	174,377	3,185,616	1,197,620	2,626,677	7,268	(37,491)	1,726,336	53,936	55,142
JPMorgan Emerging Economies Fund, Class R6 Shares	468,614	4,387,914	1,968,162	—	—	649,704	7,005,780	136,098	—
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	765,642	2,733,742	3,614,297	—	—	60,389	6,408,428	124,652	—
JPMorgan Emerging Markets Equity Fund, Class R6 Shares	283,642	5,378,862	2,054,699	—	—	1,055,835	8,489,396	46,419	—
JPMorgan Emerging Markets Strategic Debt Fund, Class R6 Shares	474,757	2,260,781	1,726,830	—	—	33,578	4,021,189	77,113	—
JPMorgan Equity Index Fund, Class R6 Shares	4,035,024	—	165,587,185	—	—	(272,234)	165,314,951	592,035	1,470,030
JPMorgan High Yield Fund, Class R6 Shares	2,314,229	13,293,945	6,619,674	2,698,835	(2,643)	(63,703)	17,148,438	436,591	—
JPMorgan Realty Income Fund, Class R6 Shares	721,683	12,696,500	5,248,956	8,629,559	38,052	251,655	9,605,604	148,359	—

DECEMBER 31, 2017	JPMORGAN SMARTRETIREMENT BLEND FUNDS	97

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 (Unaudited) (continued)

JPMorgan SmartRetirement Blend 2035 Fund (continued)

Security Description	Shares at December 31, 2017	Market Value June 30, 2017 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2017 ($)	Dividend Income ($)	Capital Gain Distributions ($)
JPMorgan U.S. Government Money Market Fund, Institutional Class Shares	11,593,120	5,097,220	141,890,304	135,394,404	—	—	11,593,120	31,595	—

Total		69,278,844	380,996,644	149,349,475	42,677	1,420,634	302,389,324	2,131,126	1,607,419

JPMorgan SmartRetirement Blend 2040 Fund

			For the six months ended December 31, 2017
Security Description	Shares at December 31, 2017	Market Value June 30, 2017 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2017 ($)	Dividend Income ($)	Capital Gain Distributions ($)
JPMorgan Core Bond Fund, Class R6 Shares	2,365,825	12,483,488	15,047,255	—	—	(110,831)	27,419,912	261,125	48,358
JPMorgan Core Plus Bond Fund, Class R6 Shares	1,620,988	—	13,450,064	—	—	(28,281)	13,421,783	35,793	—
JPMorgan Corporate Bond Fund, Class R6 Shares	109,797	2,021,429	519,836	1,440,603	16,625	(30,300)	1,086,987	33,874	34,720
JPMorgan Emerging Economies Fund, Class R6 Shares	622,936	5,391,913	3,189,139	—	—	731,844	9,312,896	185,514	—
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	652,042	2,199,276	3,204,262	—	—	54,057	5,457,595	113,756	—
JPMorgan Emerging Markets Equity Fund, Class R6 Shares	306,948	6,351,009	1,680,145	—	—	1,155,809	9,186,963	50,233	—
JPMorgan Emerging Markets Strategic Debt Fund, Class R6 Shares	457,860	2,232,035	1,610,936	—	—	35,101	3,878,072	68,672	—
JPMorgan Equity Index Fund, Class R6 Shares	4,387,289	—	180,049,080	—	—	(301,868)	179,747,212	646,998	1,610,305
JPMorgan High Yield Fund, Class R6 Shares	2,210,303	13,256,754	4,706,736	1,523,920	630	(61,858)	16,378,342	408,269	—
JPMorgan Realty Income Fund, Class R6 Shares	902,181	15,262,776	5,969,158	9,552,479	47,286	281,287	12,008,028	170,945	—
JPMorgan U.S. Government Money Market Fund, Institutional Class Shares	8,947,613	7,943,009	119,668,278	118,663,674	—	—	8,947,613	30,010	—

Total		67,141,689	349,094,889	131,180,676	64,541	1,724,960	286,845,403	2,005,189	1,693,383

98	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2017

JPMorgan SmartRetirement Blend 2045 Fund

			For the six months ended December 31, 2017
Security Description	Shares at December 31, 2017	Market Value June 30, 2017 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2017 ($)	Dividend Income ($)	Capital Gain Distributions ($)
JPMorgan Core Bond Fund, Class R6 Shares	1,365,311	6,821,872	9,064,836	—	—	(62,753)	15,823,955	154,543	29,078
JPMorgan Core Plus Bond Fund, Class R6 Shares	910,806	—	7,554,944	—	—	(13,469)	7,541,475	20,111	—
JPMorgan Corporate Bond Fund, Class R6 Shares	65,457	979,138	852,652	1,167,548	673	(16,893)	648,022	18,986	20,699
JPMorgan Emerging Economies Fund, Class R6 Shares	407,588	3,524,716	2,066,963	—	—	501,757	6,093,436	130,719	—
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	494,408	1,442,257	2,657,962	—	—	37,976	4,138,195	73,876	—
JPMorgan Emerging Markets Equity Fund, Class R6 Shares	212,439	4,025,657	1,548,536	—	—	784,098	6,358,291	32,340	—
JPMorgan Emerging Markets Strategic Debt Fund, Class R6 Shares	251,128	1,313,829	786,206	—	—	27,020	2,127,055	44,141	—
JPMorgan Equity Index Fund, Class R6 Shares	3,038,007	—	124,682,220	—	—	(215,066)	124,467,154	445,568	1,114,840
JPMorgan High Yield Fund, Class R6 Shares	1,476,989	8,448,620	3,726,845	1,184,943	(3,885)	(42,146)	10,944,491	273,944	—
JPMorgan Realty Income Fund, Class R6 Shares	623,241	9,995,987	4,898,059	6,835,486	8,458	228,320	8,295,338	118,023	—
JPMorgan U.S. Government Money Market Fund, Institutional Class Shares	6,094,461	4,600,317	88,296,545	86,802,401	—	—	6,094,461	22,119	—

Total		41,152,393	246,135,768	95,990,378	5,246	1,228,844	192,531,873	1,334,370	1,164,617

JPMorgan SmartRetirement Blend 2050 Fund

			For the six months ended December 31, 2017
Security Description	Shares at December 31, 2017	Market Value June 30, 2017 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2017 ($)	Dividend Income ($)	Capital Gain Distributions ($)
JPMorgan Core Bond Fund, Class R6 Shares	1,053,618	5,781,803	6,486,987	—	—	(57,359)	12,211,431	115,233	22,946
JPMorgan Core Plus Bond Fund, Class R6 Shares	703,702	—	5,837,148	—	—	(10,497)	5,826,651	15,538	—
JPMorgan Corporate Bond Fund, Class R6 Shares	50,395	1,169,440	31,814	696,136	4,834	(11,037)	498,915	15,878	15,936
JPMorgan Emerging Economies Fund, Class R6 Shares	291,084	2,657,841	1,296,739	—	—	397,124	4,351,704	93,355	—

DECEMBER 31, 2017	JPMORGAN SMARTRETIREMENT BLEND FUNDS	99

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 (Unaudited) (continued)

JPMorgan SmartRetirement Blend 2050 Fund (continued)

Security Description	Shares at December 31, 2017	Market Value June 30, 2017 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2017 ($)	Dividend Income ($)	Capital Gain Distributions ($)
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	351,215	929,337	1,981,198	—	—	29,133	2,939,668	57,882	—
JPMorgan Emerging Markets Equity Fund, Class R6 Shares	163,856	3,344,739	958,810	—	—	600,663	4,904,212	26,816	—
JPMorgan Emerging Markets Strategic Debt Fund, Class R6 Shares	220,986	1,165,842	688,673	—	—	17,233	1,871,748	33,684	—
JPMorgan Equity Index Fund, Class R6 Shares	2,357,888	—	97,359,806	578,895	(7,101)	(171,128)	96,602,682	341,299	858,867
JPMorgan High Yield Fund, Class R6 Shares	1,133,049	6,699,449	2,174,392	443,405	(379)	(34,163)	8,395,894	209,001	—
JPMorgan Realty Income Fund, Class R6 Shares	454,055	7,903,498	3,120,309	5,150,787	(18,891)	189,342	6,043,471	90,050	—
JPMorgan U.S. Government Money Market Fund, Institutional Class Shares	4,884,298	2,574,614	66,800,343	64,490,659	—	—	4,884,298	16,360	—

Total		32,226,563	186,736,219	71,359,882	(21,537)	949,311	148,530,674	1,015,096	897,749

JPMorgan SmartRetirement Blend 2055 Fund

			For the six months ended December 31, 2017
Security Description	Shares at December 31, 2017	Market Value June 30, 2017 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2017 ($)	Dividend Income ($)	Capital Gain Distributions ($)
JPMorgan Core Bond Fund, Class R6 Shares	449,881	2,080,143	3,154,385	—	—	(20,406)	5,214,122	46,123	8,655
JPMorgan Core Plus Bond Fund, Class R6 Shares	277,622	—	2,302,861	—	—	(4,149)	2,298,712	6,130	—
JPMorgan Corporate Bond Fund, Class R6 Shares	19,505	288,362	214,747	305,331	393	(5,070)	193,101	5,441	6,168
JPMorgan Emerging Economies Fund, Class R6 Shares	134,979	906,502	960,991	—	—	150,450	2,017,943	43,290	—
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	144,012	352,762	842,855	—	—	9,763	1,205,380	22,659	—
JPMorgan Emerging Markets Equity Fund, Class R6 Shares	65,543	1,272,928	452,461	—	—	236,313	1,961,702	10,726	—
JPMorgan Emerging Markets Strategic Debt Fund, Class R6 Shares	83,496	437,705	262,479	—	—	7,028	707,212	13,723	—

100	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2017

JPMorgan SmartRetirement Blend 2055 Fund (continued)

Security Description	Shares at December 31, 2017	Market Value June 30, 2017 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2017 ($)	Dividend Income ($)	Capital Gain Distributions ($)
JPMorgan Equity Index Fund, Class R6 Shares	972,738	—	39,920,190	—	—	(67,128)	39,853,062	136,987	341,137
JPMorgan High Yield Fund, Class R6 Shares	469,119	2,541,121	1,326,390	378,020	(848)	(12,475)	3,476,168	82,216	—
JPMorgan Realty Income Fund, Class R6 Shares	195,960	2,980,790	1,691,125	2,130,042	(21,275)	87,634	2,608,232	35,968	—
JPMorgan U.S. Government Money Market Fund, Institutional Class Shares	2,235,113	1,221,207	30,143,052	29,129,146	—	—	2,235,113	6,407	—

Total		12,081,520	81,271,536	31,942,539	(21,730)	381,960	61,770,747	409,670	355,960

JPMorgan SmartRetirement Blend 2060 Fund

			For the six months ended December 31, 2017
Security Description	Shares at December 31, 2017	Market Value June 30, 2017 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2017 ($)	Dividend Income ($)	Capital Gain Distributions ($)
JPMorgan Core Bond Fund, Class R6 Shares	14,941	83,895	137,181	46,959	(229)	(722)	173,166	1,893	396
JPMorgan Core Plus Bond Fund, Class R6 Shares	8,776	—	72,770	—	—	(107)	72,663	194	—
JPMorgan Corporate Bond Fund, Class R6 Shares	1,155	14,837	19,419	22,528	(179)	(111)	11,438	296	365
JPMorgan Emerging Economies Fund, Class R6 Shares	8,506	41,556	79,262	—	—	6,347	127,165	2,728	—
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	9,853	15,622	66,547	—	—	297	82,466	1,258	—
JPMorgan Emerging Markets Equity Fund, Class R6 Shares	4,553	47,611	77,125	—	—	11,523	136,259	696	—
JPMorgan Emerging Markets Strategic Debt Fund, Class R6 Shares	4,950	16,868	24,904	—	—	158	41,930	724	—
JPMorgan Equity Index Fund, Class R6 Shares	65,767	—	2,718,486	19,373	(104)	(4,547)	2,694,462	9,618	23,158
JPMorgan High Yield Fund, Class R6 Shares	29,964	97,566	150,050	24,338	(26)	(1,220)	222,032	4,407	—
JPMorgan Realty Income Fund, Class R6 Shares	12,721	113,781	177,065	124,766	(4,836)	8,077	169,321	1,956	—

DECEMBER 31, 2017	JPMORGAN SMARTRETIREMENT BLEND FUNDS	101

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 (Unaudited) (continued)

JPMorgan SmartRetirement Blend 2060 Fund (continued)

Security Description	Shares at December 31, 2017	Market Value June 30, 2017 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2017 ($)	Dividend Income ($)	Capital Gain Distributions ($)
JPMorgan U.S. Government Money Market Fund, Institutional Class Shares	81,558	17,822	3,182,371	3,118,635	—	—	81,558	211	—

Total		449,558	6,705,180	3,356,599	(5,374)	19,695	3,812,460	23,981	23,919

C. Futures Contracts — The Funds, with the exception of JPMorgan SmartRetirement Blend 2060 Fund, used treasury and index futures contracts to manage and hedge interest rate and equity price risk associated with portfolio investments. The Funds also bought futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The use of futures contracts exposes the Funds to interest rate and equity price risk. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Funds’ futures contracts activity during the six months ended December 31, 2017:

	Average Notional Balance	Ending Notional Balance
JPMorgan SmartRetirement Blend Income Fund
Long Futures Contracts:
Equity	$10,314,854	$11,850,106
Interest Rate	7,056,493	9,937,084

Short Futures Contracts:
Equity	1,017,253	719,123
Interest Rate	12,407,487	13,878,803

JPMorgan SmartRetirement Blend 2020 Fund
Long Futures Contracts:
Equity	19,074,869	21,058,930
Interest Rate	13,504,158	17,386,041

Short Futures Contracts:
Equity	1,741,917	1,232,782
Interest Rate	23,582,112	24,824,398

JPMorgan SmartRetirement Blend 2025 Fund
Long Futures Contracts:
Equity	26,841,873	34,771,817
Interest Rate	14,259,324	18,781,268

102	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2017

	Average Notional Balance		Ending Notional Balance
Short Futures Contracts:
Equity	$1,760,903		$1,540,978
Interest Rate	24,405,623		29,143,912

JPMorgan SmartRetirement Blend 2030 Fund
Long Futures Contracts:
Equity	28,806,231		35,685,869
Interest Rate	15,241,867		20,819,813

Short Futures Contracts:
Equity	1,957,028		1,746,442
Interest Rate	26,523,458		30,019,723

JPMorgan SmartRetirement Blend 2035 Fund
Long Futures Contracts:
Equity	21,651,487		28,896,328
Interest Rate	11,665,388		16,533,357

Short Futures Contracts:
Equity	1,396,127		1,027,319
Interest Rate	18,980,705		23,310,103

JPMorgan SmartRetirement Blend 2040 Fund
Long Futures Contracts:
Equity	21,589,390		27,890,802
Interest Rate	11,743,781		16,533,357

Short Futures Contracts:
Equity	1,523,354		1,335,514
Interest Rate	18,816,756		22,886,947

JPMorgan SmartRetirement Blend 2045 Fund
Long Futures Contracts:
Equity	14,748,176		18,599,815
Interest Rate	8,053,710		10,758,713

Short Futures Contracts:
Equity	1,017,253		719,123
Interest Rate	12,670,814		15,186,599

JPMorgan SmartRetirement Blend 2050 Fund
Long Futures Contracts:
Equity	11,066,912		13,876,809
Interest Rate	6,116,876		8,441,082

Short Futures Contracts:
Equity	712,646		616,391
Interest Rate	9,718,744		11,433,423

JPMorgan SmartRetirement Blend 2055 Fund
Long Futures Contracts:
Equity	4,293,402		5,571,074
Interest Rate	2,372,147		3,410,532

Short Futures Contracts:
Equity	279,105		205,464
Interest Rate	3,707,605		4,783,442

JPMorgan SmartRetirement Blend 2060 Fund
Long Futures Contracts:
Equity	133,983	(a)	—

(a)	For the period December 1, 2017 through December 31, 2017.

DECEMBER 31, 2017	JPMORGAN SMARTRETIREMENT BLEND FUNDS	103

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 (Unaudited) (continued)

The Funds’ futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

D. Summary of Derivatives Information — The following tables present the value of derivatives held as of December 31, 2017, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities:

JPMorgan SmartRetirement Blend Income Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$62,646
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	224,512

Total		$287,158

Gross Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(22,769)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(99,104)

Total		$(121,873)

JPMorgan SmartRetirement Blend 2020 Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$110,582
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	406,817

Total		$517,399

Gross Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(39,418)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(173,359)

Total		$(212,777)

JPMorgan SmartRetirement Blend 2025 Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$131,938
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	574,059

Total		$705,997

Gross Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(39,580)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(211,202)

Total		$(250,782)

JPMorgan SmartRetirement Blend 2030 Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$127,544
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	597,076

Total		$724,620

Gross Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(60,286)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(222,141)

Total		$(282,427)

104	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2017

JPMorgan SmartRetirement Blend 2035 Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$95,990
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	455,635

Total		$551,625

Gross Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(69,978)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(156,629)

Total		$(226,607)

JPMorgan SmartRetirement Blend 2040 Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$96,872
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	423,588

Total		$520,460

Gross Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(63,470)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(168,987)

Total		$(232,457)

JPMorgan SmartRetirement Blend 2045 Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$64,715
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	301,186

Total		$365,901

Gross Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(45,374)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(107,213)

Total		$(152,587)

JPMorgan SmartRetirement Blend 2050 Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$50,133
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	239,505

Total		$289,638

Gross Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(35,869)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(84,941)

Total		$(120,810)

DECEMBER 31, 2017	JPMORGAN SMARTRETIREMENT BLEND FUNDS	105

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 (Unaudited) (continued)

JPMorgan SmartRetirement Blend 2055 Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$20,095
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	87,309

Total		$107,404

Gross Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(14,451)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(33,260)

Total		$(47,711)

(a)	This amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the SOIs. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable from/to brokers.

The following tables present the effect of derivatives on the Statements of Operations for the six months ended December 31, 2017, by primary underlying risk exposure:

JPMorgan SmartRetirement Blend Income Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$(37,807)
Equity contracts	784,253

Total	$746,446

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$(40,360)
Equity contracts	139,245

Total	$98,885

JPMorgan SmartRetirement Blend 2020 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$(33,315)
Equity contracts	1,418,014

Total	$1,384,699

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$(81,229)
Equity contracts	240,760

Total	$159,531

JPMorgan SmartRetirement Blend 2025 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$(91,060)
Equity contracts	2,035,844

Total	$1,944,784

106	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2017

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$(56,903)
Equity contracts	396,366

Total	$339,463

JPMorgan SmartRetirement Blend 2030 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$(57,897)
Equity contracts	2,196,714

Total	$2,138,817

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$(94,038)
Equity contracts	401,083

Total	$307,045

JPMorgan SmartRetirement Blend 2035 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$(55,255)
Equity contracts	1,564,524

Total	$1,509,269

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$(86,448)
Equity contracts	325,611

Total	$239,163

JPMorgan SmartRetirement Blend 2040 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$(57,135)
Equity contracts	1,579,364

Total	$1,522,229

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$(83,520)
Equity contracts	281,788

Total	$198,268

JPMorgan SmartRetirement Blend 2045 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$(44,802)
Equity contracts	1,101,285

Total	$1,056,483

DECEMBER 31, 2017	JPMORGAN SMARTRETIREMENT BLEND FUNDS	107

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 (Unaudited) (continued)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$(49,918)
Equity contracts	199,995

Total	$150,077

JPMorgan SmartRetirement Blend 2050 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$(25,304)
Equity contracts	803,517

Total	$778,213

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$(45,798)
Equity contracts	169,563

Total	$123,765

JPMorgan SmartRetirement Blend 2055 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$(8,067)
Equity contracts	309,187

Total	$301,120

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$(17,166)
Equity contracts	57,063

Total	$39,897

JPMorgan SmartRetirement Blend 2060 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$(771)

The Funds’ derivatives contracts held at December 31, 2017 are not accounted for as hedging instruments under GAAP.

E. Offering and Organization Costs — Total offering costs of $79,260 paid in connection with the offering of shares of JPMorgan SmartRetirement Blend 2060 Fund are amortized on a straight line basis over 12 months from the date the fund commenced operations. Costs paid in connection with the organization of JPMorgan SmartRetirement Blend 2060 Fund, if any, were recorded as an expense at the time it commenced operations and are included as part of Professional fees on the Statements of Operations. For the period ended December 31, 2017, total offering costs amortized were $13,463.

F. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

The Funds do not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments on the Statements of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported

108	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2017

realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statements of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statements of Operations.

G. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Distributions of net investment income and realized capital gains from the Underlying Funds and ETFs, if any, are recorded on the ex-dividend date.

H. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each class of the Funds for the six months ended December 31, 2017 are as follows:

	Class A	Class C	Class I	Class R2	Class R3	Class R4	Class R5	Class R6	Total
JPMorgan SmartRetirement Blend Income Fund
Transfer agency fees	$127	$127	$485	$127	$1	$1	$503	$2,439	$3,810
JPMorgan SmartRetirement Blend 2020 Fund
Transfer agency fees	64	64	414	63	1	1	465	2,371	3,443
JPMorgan SmartRetirement Blend 2025 Fund
Transfer agency fees	64	64	537	64	1	1	488	2,361	3,580
JPMorgan SmartRetirement Blend 2030 Fund
Transfer agency fees	64	64	534	64	1	—	530	2,578	3,835
JPMorgan SmartRetirement Blend 2035 Fund
Transfer agency fees	64	64	522	64	1	—	419	2,274	3,408
JPMorgan SmartRetirement Blend 2040 Fund
Transfer agency fees	64	64	795	64	1	1	408	2,406	3,803
JPMorgan SmartRetirement Blend 2045 Fund
Transfer agency fees	64	64	454	64	1	1	365	1,980	2,993
JPMorgan SmartRetirement Blend 2050 Fund
Transfer agency fees	64	64	477	64	1	1	319	1,885	2,875
JPMorgan SmartRetirement Blend 2055 Fund
Transfer agency fees	64	64	678	64	1	1	300	1,451	2,623
JPMorgan SmartRetirement Blend 2060 Fund
Transfer agency fees	76	75	146	76	127	78	134	516	1,228

The Funds invest in Underlying Funds and ETFs and, as a result, bear a portion of the expenses incurred by these Underlying Funds and ETFs. These expenses are not reflected in the expenses shown on the Statements of Operations and are not included in the ratios to average net assets shown on the Financial Highlights. Certain expenses of affiliated Underlying Funds and ETFs are waived as described in Note 3.F.

I. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of December 31, 2017, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years, or since inception if shorter, remains subject to examination by the Internal Revenue Service.

J. Distributions to Shareholders — Distributions from net investment income are generally declared and paid quarterly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate of 0.25% of each Fund’s respective average daily net assets.

DECEMBER 31, 2017	JPMORGAN SMARTRETIREMENT BLEND FUNDS	109

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 (Unaudited) (continued)

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended December 31, 2017, the effective annualized rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Trust’s principal underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C and Class R2 Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Class I, Class R4, Class R5 and Class R6 Shares do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:

Class A	Class C	Class R2	Class R3
0.25%	0.75%	0.50%	0.25%

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2017, JPMDS did not retain any front-end sales charges or CDSC.

D. Service Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to the shareholders. For performing these services, JPMDS receives a fee, except for Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

Class A	Class C	Class I	Class R2	Class R3	Class R4	Class R5
0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.10%

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations. Payments to the custodian may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses of the Funds and Underlying Funds and ETFs (excluding dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses incurred by the Funds and any Underlying Fund and ETFs and acquired fund fees incurred by an Underlying Fund and ETFs) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

Class A	Class C	Class I	Class R2	Class R3	Class R4	Class R5	Class R6
0.79%	1.29%	0.54%	1.04%	0.79%	0.54%	0.39%	0.29%

The expense limitation agreements were in effect for the six months ended December 31, 2017 and are in place until at least October 31, 2018.

The Underlying Funds may impose separate advisory and service fees. To avoid charging a service fee at an effective rate above 0.25% for Class A, Class C, Class I, Class R2, Class R3 and Class R4 Shares and above 0.10% for Class R5 Shares, JPMDS may waive service fees with respect to the Funds in an amount equal to the weighted average pro-rata amount of service fees charged by the affiliated Underlying Funds. These waivers may be in addition to any waivers required to meet the Funds’ contractual expense limitations, but will not exceed the Funds’ service fees.

110	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2017

For the six months ended December 31, 2017, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fees	Total	Contractual Reimbursements
JPMorgan SmartRetirement Blend Income Fund	$311,939	$91,235	$1,046	$404,220	$135,912
JPMorgan SmartRetirement Blend 2020 Fund	557,744	103,932	909	662,585	101,603
JPMorgan SmartRetirement Blend 2025 Fund	587,377	99,373	1,057	687,807	59,600
JPMorgan SmartRetirement Blend 2030 Fund	616,602	102,886	1,095	720,583	30,439
JPMorgan SmartRetirement Blend 2035 Fund	464,310	91,856	972	557,138	27,758
JPMorgan SmartRetirement Blend 2040 Fund	470,662	95,995	1,234	567,891	22,299
JPMorgan SmartRetirement Blend 2045 Fund	318,637	79,613	851	399,101	36,055
JPMorgan SmartRetirement Blend 2050 Fund	242,578	75,048	828	318,454	49,829
JPMorgan SmartRetirement Blend 2055 Fund	94,643	30,812	1,010	126,465	93,271
JPMorgan SmartRetirement Blend 2060 Fund	5,005	1,628	264	6,897	133,855

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

The Funds may use related party broker-dealers. For the six months ended December 31, 2017, the Funds did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

The SEC has granted an exemptive order permitting the Funds to invest in certain financial instruments in addition to Underlying Funds and securities.

4. Investment Transactions

During the six months ended December 31, 2017, purchases and sales of investments (excluding short-term investments) were as follows:

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
JPMorgan SmartRetirement Blend Income Fund	$174,067,775	$112,352,770
JPMorgan SmartRetirement Blend 2020 Fund	362,349,147	241,233,939
JPMorgan SmartRetirement Blend 2025 Fund	461,662,557	266,101,643
JPMorgan SmartRetirement Blend 2030 Fund	460,376,811	268,661,899
JPMorgan SmartRetirement Blend 2035 Fund	358,147,383	198,935,973
JPMorgan SmartRetirement Blend 2040 Fund	336,211,313	200,331,223
JPMorgan SmartRetirement Blend 2045 Fund	236,577,991	134,887,855
JPMorgan SmartRetirement Blend 2050 Fund	177,548,641	103,477,458
JPMorgan SmartRetirement Blend 2055 Fund	78,458,684	41,655,745
JPMorgan SmartRetirement Blend 2060 Fund	6,985,708	3,119,629

DECEMBER 31, 2017	JPMORGAN SMARTRETIREMENT BLEND FUNDS	111

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 (Unaudited) (continued)

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at December 31, 2017 were as follows:

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
JPMorgan SmartRetirement Blend Income Fund	$271,160,063	$7,640,666	$587,017	$7,053,649
JPMorgan SmartRetirement Blend 2020 Fund	497,452,536	17,285,589	921,995	16,363,594
JPMorgan SmartRetirement Blend 2025 Fund	553,077,817	23,449,239	995,924	22,453,315
JPMorgan SmartRetirement Blend 2030 Fund	580,788,433	28,972,972	941,230	28,031,742
JPMorgan SmartRetirement Blend 2035 Fund	444,271,935	23,333,563	673,253	22,660,310
JPMorgan SmartRetirement Blend 2040 Fund	438,147,225	25,645,656	594,009	25,051,647
JPMorgan SmartRetirement Blend 2045 Fund	297,679,951	16,556,295	409,891	16,146,404
JPMorgan SmartRetirement Blend 2050 Fund	230,896,626	12,977,021	327,263	12,649,758
JPMorgan SmartRetirement Blend 2055 Fund	95,816,471	4,937,614	129,679	4,807,935
JPMorgan SmartRetirement Blend 2060 Fund	6,181,218	220,117	5,539	214,578

As of June 30, 2017, the Funds had the net capital loss carryforwards as follows:

	Capital Loss Carryforward Character
	Short-Term	Long-Term
JPMorgan SmartRetirement Blend Income Fund	$—	$873,030	*
JPMorgan SmartRetirement Blend 2020 Fund	—	1,469,235
JPMorgan SmartRetirement Blend 2025 Fund	87,268	1,595,085
JPMorgan SmartRetirement Blend 2030 Fund	308,760	2,399,946
JPMorgan SmartRetirement Blend 2035 Fund	273,125	1,770,673
JPMorgan SmartRetirement Blend 2040 Fund	268,087	1,549,940
JPMorgan SmartRetirement Blend 2045 Fund	259,989	893,039
JPMorgan SmartRetirement Blend 2050 Fund	6,685	458,889
JPMorgan SmartRetirement Blend 2055 Fund	69,863	88,100

*	Amount includes capital loss carryforwards from business combinations, which may be limited in future years under Internal Revenue code sections 381-384.

During the year ended June 30, 2017, the following Funds utilized net capital loss carryforwards as follows:

JPMorgan SmartRetirement Blend Income Fund	$71,542
JPMorgan SmartRetirement Blend 2020 Fund	103,506
JPMorgan SmartRetirement Blend 2050 Fund	14,124

Specified ordinary losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended June 30, 2017, the Funds deferred to July 1, 2017 the following specified ordinary losses of:

Specified Ordinary Losses
JPMorgan SmartRetirement Blend Income Fund	$20,878
JPMorgan SmartRetirement Blend 2020 Fund	57,608
JPMorgan SmartRetirement Blend 2025 Fund	57,290

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because the Funds and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely

112	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2017

disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 5, 2018.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at December 31, 2017.

Interest expense paid as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates on the Statements of Operations.

In addition, effective August 16, 2016, the Trust along with certain other trusts (“Borrowers”) entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 15, 2017, this agreement has been amended and restated for a term of 364 days, unless extended. Prior to August 15, 2017, JPMorgan SmartRetirement Blend 2060 Fund was not a party to the Credit Facility. This Fund was added to the Credit Facility on August 15, 2017.

The Funds had no borrowings outstanding from the Credit Facility at December 31, 2017.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

As of December 31, 2017, the Funds had omnibus accounts which owned more than 10% of the respective Fund’s outstanding shares as follows:

	Number of Affiliated Omnibus Accounts	% of the Fund	Number of Non-Affiliated Omnibus Accounts	% of the Fund
JPMorgan SmartRetirement Blend Income Fund	—	—	2	27.9%
JPMorgan SmartRetirement Blend 2020 Fund	—	—	1	20.4
JPMorgan SmartRetirement Blend 2025 Fund	—	—	2	30.6
JPMorgan SmartRetirement Blend 2030 Fund	—	—	2	32.9
JPMorgan SmartRetirement Blend 2035 Fund	—	—	1	23.0
JPMorgan SmartRetirement Blend 2040 Fund	—	—	1	24.8
JPMorgan SmartRetirement Blend 2045 Fund	—	—	1	25.5
JPMorgan SmartRetirement Blend 2050 Fund	—	—	1	24.1
JPMorgan SmartRetirement Blend 2055 Fund	—	—	2	39.4
JPMorgan SmartRetirement Blend 2060 Fund	1	16.3%	1	11.8

Significant shareholder transactions by these shareholders may impact the Funds’ performance.

Because of the Funds’ investments in Underlying Funds and ETFs, the Funds indirectly pay a portion of the expenses incurred by the Underlying Funds and ETFs. As a result, the cost of investing in the Funds may be higher than the cost of investing in a mutual fund that invests directly in individual securities and financial instruments. The Funds are also subject to certain risks related to the Underlying Funds’ and ETFs’ investments in securities and financial instruments such as fixed income securities, including high yield, asset-backed and mortgage-related securities, equity securities, foreign and emerging markets securities, commodities and real estate securities. These securities are subject to risks specific to their structure, sector or market.

The Funds invest in unaffiliated ETFs. ETFs are pooled investment vehicles whose ownership interests are purchased and sold on a securities exchange. ETFs may be structured as investment companies, depositary receipts or other pooled investment vehicles and may be passively or actively managed. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indices, as well as indices relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index. The price movement of an index-based ETF may not track the underlying index and may result in a loss. In addition, ETFs may trade at a price below or above their NAV (also known as a discount or premium, respectively).

DECEMBER 31, 2017	JPMORGAN SMARTRETIREMENT BLEND FUNDS	113

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 (Unaudited) (continued)

In addition, the Underlying Funds and ETFs may use derivative instruments in connection with their individual investment strategies including futures, forward foreign currency exchange contracts, options, swaps and other derivatives, which are also subject to specific risks related to their structure, sector or market and may be riskier than investments in other types of securities.

Specific risks and concentrations present in the Underlying Funds and ETFs are disclosed within their individual financial statements and registration statements, as appropriate.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Funds’ original investment. Derivatives also expose the Funds to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty.

8. Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and forms, and amendments to certain current rules and forms, to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The amendments to Regulation S-X were applied to the Funds’ financial statements as of December 31, 2017. The adoption had no effect on the Funds’ net assets or results of operations.

9. Business Combinations

On February 15, 2017, the Board of Trustees of the Trust approved the Plan of Reorganization of JPMorgan SmartRetirement Blend 2015 Fund (the “Target Fund”) into JPMorgan SmartRetirement Blend Income Fund (the “Acquiring Fund”). The purpose of the transaction was to combine two portfolios with comparable investment objectives and strategies. The reorganization was effective after the close of business on June 23, 2017. The Acquiring Fund acquired all of the assets and liabilities of the Target Fund as shown in the table below. The transaction was structured to qualify as a tax-free reorganization under the Code. Pursuant to the Agreement and Plan of Reorganization, Class A, Class C, Class I, Class R2, Class R5 and Class R6 shareholders of the Target Fund received a number of shares of the corresponding class in the Acquiring Fund, with a value equal to their holdings in the Target Fund as of the close of business on the date of the reorganization. The investment portfolio of the Target Fund, with a fair value of approximately $68,997,813 and identified cost of approximately $63,086,849 as of the date of the reorganization, was the principal asset acquired by the Acquiring Fund. For financial statement purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value; however, the cost basis of the investments received from the Target Fund was carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. As of June 23, 2017, the Target Fund had net capital loss carryforwards of $335,557.

The following is a summary of Shares Outstanding, Net Assets, Net Asset Value Per Share and Net Unrealized Appreciation (Depreciation) immediately before and after the reorganization:

	Shares Outstanding	Net Assets	Net Asset Value Per Share	Net Unrealized Appreciation (Depreciation)
Target Fund
JPMorgan SmartRetirement Blend 2015 Fund				$5,910,964
Class A	1,242	$22,231	$17.90
Class C	1,223	21,884	17.89
Class I	407,944	7,299,264	17.89
Class R2	1,233	22,065	17.89
Class R5	670,317	11,997,058	17.90
Class R6	3,203,767	57,364,098	17.91

Acquiring Fund
JPMorgan SmartRetirement Blend Income Fund				$6,319,991
Class A	1,281	$22,219	$17.34
Class C	1,262	21,878	17.33
Class I	401,062	6,954,410	17.34
Class R2	1,271	22,038	17.34
Class R3	1,160	20,108	17.33
Class R4	1,161	20,112	17.33
Class R5	985,778	17,095,790	17.34
Class R6	5,584,241	96,889,412	17.35

114	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2017

	Shares Outstanding	Net Assets	Net Asset Value Per Share	Net Unrealized Appreciation (Depreciation)
Post Reorganization
JPMorgan SmartRetirement Blend Income Fund				$12,230,955
Class A	2,563	$44,450	$17.34
Class C	2,525	43,762	17.33
Class I	822,012	14,253,674	17.34
Class R2	2,543	44,103	17.34
Class R3	1,160	20,108	17.33
Class R4	1,161	20,112	17.33
Class R5	1,677,554	29,092,848	17.34
Class R6	8,890,434	154,253,510	17.35

Expenses related to reorganization were incurred by the Acquiring Fund. The Adviser, the Administrator and/or JPMDS waived their fees and/or reimbursed the Fund in an amount sufficient to offset costs incurred by the Fund relating to the reorganization, excluding brokerage fees and brokerage expenses related to the disposition and acquisition of Fund assets associated with the reorganization.

Assuming the reorganization had been completed on July 1, 2016, the beginning of the annual reporting period, the pro forma results of operations for the year ended June 30, 2017, are as follows:

Net investment income (loss)	$3,354,190
Net realized/unrealized gains (losses)	6,644,133

Change in net assets resulting from operations	$9,998,323

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Fund that have been included on the Statements of Operations since June 23, 2017.

DECEMBER 31, 2017	JPMORGAN SMARTRETIREMENT BLEND FUNDS	115

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds (not including expenses of the Underlying Funds and ETFs) and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2017, and continued to hold your shares at the end of the reporting period, December 31, 2017.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), or redemption fees, and expenses of the Underlying Funds. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During the Period*	Annualized Expense Ratio
SmartRetirement Blend Income Fund
Class A
Actual	$1,000.00	$1,049.30	$2.84	0.55%
Hypothetical	1,000.00	1,022.43	2.80	0.55
Class C
Actual	1,000.00	1,046.70	5.42	1.05
Hypothetical	1,000.00	1,019.91	5.35	1.05
Class I
Actual	1,000.00	1,050.70	1.55	0.30
Hypothetical	1,000.00	1,023.69	1.53	0.30
Class R2
Actual	1,000.00	1,048.10	4.08	0.79
Hypothetical	1,000.00	1,021.22	4.02	0.79
Class R3
Actual	1,000.00	1,049.40	2.79	0.54
Hypothetical	1,000.00	1,022.48	2.75	0.54
Class R4
Actual	1,000.00	1,050.70	1.55	0.30
Hypothetical	1,000.00	1,023.69	1.53	0.30
Class R5
Actual	1,000.00	1,050.90	0.78	0.15
Hypothetical	1,000.00	1,024.45	0.77	0.15
Class R6
Actual	1,000.00	1,052.00	0.26	0.05
Hypothetical	1,000.00	1,024.95	0.26	0.05

116	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2017

	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During the Period*	Annualized Expense Ratio
SmartRetirement Blend 2020 Fund
Class A
Actual	$1,000.00	$1,061.20	$2.96	0.57%
Hypothetical	1,000.00	1,022.33	2.91	0.57
Class C
Actual	1,000.00	1,058.00	5.55	1.07
Hypothetical	1,000.00	1,019.81	5.45	1.07
Class I
Actual	1,000.00	1,062.00	1.66	0.32
Hypothetical	1,000.00	1,023.59	1.63	0.32
Class R2
Actual	1,000.00	1,059.30	4.20	0.81
Hypothetical	1,000.00	1,021.12	4.13	0.81
Class R3
Actual	1,000.00	1,060.70	2.91	0.56
Hypothetical	1,000.00	1,022.38	2.85	0.56
Class R4
Actual	1,000.00	1,062.00	1.66	0.32
Hypothetical	1,000.00	1,023.59	1.63	0.32
Class R5
Actual	1,000.00	1,062.80	0.88	0.17
Hypothetical	1,000.00	1,024.35	0.87	0.17
Class R6
Actual	1,000.00	1,063.80	0.36	0.07
Hypothetical	1,000.00	1,024.85	0.36	0.07

SmartRetirement Blend 2025 Fund
Class A
Actual	1,000.00	1,070.50	3.03	0.58
Hypothetical	1,000.00	1,022.28	2.96	0.58
Class C
Actual	1,000.00	1,067.90	5.63	1.08
Hypothetical	1,000.00	1,019.76	5.50	1.08
Class I
Actual	1,000.00	1,072.30	1.72	0.33
Hypothetical	1,000.00	1,023.54	1.68	0.33
Class R2
Actual	1,000.00	1,069.40	4.38	0.84
Hypothetical	1,000.00	1,020.97	4.28	0.84
Class R3
Actual	1,000.00	1,070.50	3.03	0.58
Hypothetical	1,000.00	1,022.28	2.96	0.58
Class R4
Actual	1,000.00	1,071.90	1.72	0.33
Hypothetical	1,000.00	1,023.54	1.68	0.33
Class R5
Actual	1,000.00	1,073.20	0.94	0.18
Hypothetical	1,000.00	1,024.30	0.92	0.18
Class R6
Actual	1,000.00	1,073.60	0.42	0.08
Hypothetical	1,000.00	1,024.80	0.41	0.08

SmartRetirement Blend 2030 Fund
Class A
Actual	1,000.00	1,079.60	3.09	0.59
Hypothetical	1,000.00	1,022.23	3.01	0.59

DECEMBER 31, 2017	JPMORGAN SMARTRETIREMENT BLEND FUNDS	117

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During the Period*	Annualized Expense Ratio
SmartRetirement Blend 2030 Fund (continued)
Class C
Actual	$1,000.00	$1,077.00	$5.71	1.09%
Hypothetical	1,000.00	1,019.71	5.55	1.09
Class I
Actual	1,000.00	1,081.50	1.78	0.34
Hypothetical	1,000.00	1,023.49	1.73	0.34
Class R2
Actual	1,000.00	1,078.30	4.40	0.84
Hypothetical	1,000.00	1,020.97	4.28	0.84
Class R3
Actual	1,000.00	1,079.70	3.09	0.59
Hypothetical	1,000.00	1,022.23	3.01	0.59
Class R4
Actual	1,000.00	1,081.10	1.78	0.34
Hypothetical	1,000.00	1,023.49	1.73	0.34
Class R5
Actual	1,000.00	1,081.90	1.00	0.19
Hypothetical	1,000.00	1,024.25	0.97	0.19
Class R6
Actual	1,000.00	1,082.30	0.47	0.09
Hypothetical	1,000.00	1,024.75	0.46	0.09

SmartRetirement Blend 2035 Fund
Class A
Actual	1,000.00	1,086.70	3.10	0.59
Hypothetical	1,000.00	1,022.23	3.01	0.59
Class C
Actual	1,000.00	1,084.10	5.78	1.10
Hypothetical	1,000.00	1,019.66	5.60	1.10
Class I
Actual	1,000.00	1,088.60	1.84	0.35
Hypothetical	1,000.00	1,023.44	1.79	0.35
Class R2
Actual	1,000.00	1,085.30	4.47	0.85
Hypothetical	1,000.00	1,020.92	4.33	0.85
Class R3
Actual	1,000.00	1,086.70	3.16	0.60
Hypothetical	1,000.00	1,022.18	3.06	0.60
Class R4
Actual	1,000.00	1,088.10	1.84	0.35
Hypothetical	1,000.00	1,023.44	1.79	0.35
Class R5
Actual	1,000.00	1,089.30	1.05	0.20
Hypothetical	1,000.00	1,024.20	1.02	0.20
Class R6
Actual	1,000.00	1,089.80	0.53	0.10
Hypothetical	1,000.00	1,024.70	0.51	0.10

SmartRetirement Blend 2040 Fund
Class A
Actual	1,000.00	1,093.40	3.22	0.61
Hypothetical	1,000.00	1,022.13	3.11	0.61
Class C
Actual	1,000.00	1,090.30	5.80	1.10
Hypothetical	1,000.00	1,019.66	5.60	1.10

118	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2017

	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During the Period*	Annualized Expense Ratio
SmartRetirement Blend 2040 Fund (continued)
Class I
Actual	$1,000.00	$1,094.40	$1.85	0.35%
Hypothetical	1,000.00	1,023.44	1.79	0.35
Class R2
Actual	1,000.00	1,092.10	4.48	0.85
Hypothetical	1,000.00	1,020.92	4.33	0.85
Class R3
Actual	1,000.00	1,093.10	3.22	0.61
Hypothetical	1,000.00	1,022.13	3.11	0.61
Class R4
Actual	1,000.00	1,094.40	1.90	0.36
Hypothetical	1,000.00	1,023.39	1.84	0.36
Class R5
Actual	1,000.00	1,095.60	1.11	0.21
Hypothetical	1,000.00	1,024.15	1.07	0.21
Class R6
Actual	1,000.00	1,096.10	0.58	0.11
Hypothetical	1,000.00	1,024.65	0.56	0.11

SmartRetirement Blend 2045 Fund
Class A
Actual	1,000.00	1,094.50	3.22	0.61
Hypothetical	1,000.00	1,022.13	3.11	0.61
Class C
Actual	1,000.00	1,091.90	5.85	1.11
Hypothetical	1,000.00	1,019.61	5.65	1.11
Class I
Actual	1,000.00	1,096.40	1.90	0.36
Hypothetical	1,000.00	1,023.39	1.84	0.36
Class R2
Actual	1,000.00	1,093.20	4.54	0.86
Hypothetical	1,000.00	1,020.87	4.38	0.86
Class R3
Actual	1,000.00	1,094.70	3.22	0.61
Hypothetical	1,000.00	1,022.13	3.11	0.61
Class R4
Actual	1,000.00	1,096.50	1.90	0.36
Hypothetical	1,000.00	1,023.39	1.84	0.36
Class R5
Actual	1,000.00	1,097.30	1.11	0.21
Hypothetical	1,000.00	1,024.15	1.07	0.21
Class R6
Actual	1,000.00	1,097.70	0.58	0.11
Hypothetical	1,000.00	1,024.65	0.56	0.11

SmartRetirement Blend 2050 Fund
Class A
Actual	1,000.00	1,094.50	3.22	0.61
Hypothetical	1,000.00	1,022.13	3.11	0.61
Class C
Actual	1,000.00	1,091.90	5.80	1.10
Hypothetical	1,000.00	1,019.66	5.60	1.10
Class I
Actual	1,000.00	1,095.90	1.90	0.36
Hypothetical	1,000.00	1,023.39	1.84	0.36

DECEMBER 31, 2017	JPMORGAN SMARTRETIREMENT BLEND FUNDS	119

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During the Period*	Annualized Expense Ratio
SmartRetirement Blend 2050 Fund (continued)
Class R2
Actual	$1,000.00	$1,093.20	$4.48	0.85%
Hypothetical	1,000.00	1,020.92	4.33	0.85
Class R3
Actual	1,000.00	1,094.60	3.22	0.61
Hypothetical	1,000.00	1,022.13	3.11	0.61
Class R4
Actual	1,000.00	1,096.00	1.90	0.36
Hypothetical	1,000.00	1,023.39	1.84	0.36
Class R5
Actual	1,000.00	1,096.70	1.11	0.21
Hypothetical	1,000.00	1,024.15	1.07	0.21
Class R6
Actual	1,000.00	1,097.10	0.58	0.11
Hypothetical	1,000.00	1,024.65	0.56	0.11

SmartRetirement Blend 2055 Fund
Class A
Actual	1,000.00	1,094.40	3.22	0.61
Hypothetical	1,000.00	1,022.13	3.11	0.61
Class C
Actual	1,000.00	1,091.80	5.85	1.11
Hypothetical	1,000.00	1,019.61	5.65	1.11
Class I
Actual	1,000.00	1,095.90	1.90	0.36
Hypothetical	1,000.00	1,023.39	1.84	0.36
Class R2
Actual	1,000.00	1,093.10	4.54	0.86
Hypothetical	1,000.00	1,020.87	4.38	0.86
Class R3
Actual	1,000.00	1,094.10	3.22	0.61
Hypothetical	1,000.00	1,022.13	3.11	0.61
Class R4
Actual	1,000.00	1,095.90	1.90	0.36
Hypothetical	1,000.00	1,023.39	1.84	0.36
Class R5
Actual	1,000.00	1,096.70	1.11	0.21
Hypothetical	1,000.00	1,024.15	1.07	0.21
Class R6
Actual	1,000.00	1,097.60	0.58	0.11
Hypothetical	1,000.00	1,024.65	0.56	0.11

SmartRetirement Blend 2060 Fund
Class A
Actual	1,000.00	1,092.80	3.17	0.60
Hypothetical	1,000.00	1,022.18	3.06	0.60
Class C
Actual	1,000.00	1,090.20	5.85	1.11
Hypothetical	1,000.00	1,019.61	5.65	1.11
Class I
Actual	1,000.00	1,094.80	1.85	0.35
Hypothetical	1,000.00	1,023.44	1.79	0.35
Class R2
Actual	1,000.00	1,091.50	4.53	0.86
Hypothetical	1,000.00	1,020.87	4.38	0.86

120	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2017

	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During the Period*	Annualized Expense Ratio
SmartRetirement Blend 2060 Fund (continued)
Class R3
Actual	$1,000.00	$1,092.90	$3.17	0.60%
Hypothetical	1,000.00	1,022.18	3.06	0.60
Class R4
Actual	1,000.00	1,094.30	1.90	0.36
Hypothetical	1,000.00	1,023.39	1.84	0.36
Class R5
Actual	1,000.00	1,095.80	1.11	0.21
Hypothetical	1,000.00	1,024.15	1.07	0.21
Class R6
Actual	1,000.00	1,096.20	0.58	0.11
Hypothetical	1,000.00	1,024.65	0.56	0.11

*	Expenses are equal to each Class’s respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

DECEMBER 31, 2017	JPMORGAN SMARTRETIREMENT BLEND FUNDS	121

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2017, at which the Trustees considered the continuation of the investment advisory agreement for each of the Funds whose semi-annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information concerning the Funds and the underlying J.P. Morgan Funds in which each of the Funds invests (the “Underlying Funds”). Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 16, 2017.

As part of their review of the Advisory Agreements, the Trustees considered and reviewed performance and other information about the Funds and Underlying Funds received from the Adviser. This information includes the Funds’ and Underlying Funds’ performance as compared to the performance of the Funds’ and Underlying Funds’ peers and benchmarks and analyses by the Adviser of the Funds’ and Underlying Funds’ performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including, with respect to the Funds and/or Underlying Funds, performance and expense information compiled by Broadridge, using data from Lipper Inc., independent providers of investment company data (together, “Broadridge/Lipper”). The Trustees’ independent consultant also provided additional analyses of the performance of the Funds and/or Underlying Funds with greater than two years of performance history in connection with the Trustees’ review of the Advisory Agreements. Before voting on the proposed Advisory Agreements, the Trustees reviewed the proposed Advisory Agreements with representatives of the Adviser, counsel to the Trust and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the proposed Advisory Agreements. The Trustees also discussed the proposed Advisory Agreements in executive sessions with independent legal counsel at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement.

The Trustees considered information provided with respect to the Funds and Underlying Funds over the course of the year. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Adviser from each Fund under the applicable Advisory Agreement was fair and reasonable and that the continuance of the Advisory Agreements was in the best interests of each Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administrative services provided by J.P. Morgan Investment Management Inc. in its role as administrator (“JPMIM”).

The Trustees also considered their knowledge of the nature and quality of the services provided by the Adviser and its affiliates to the Funds and Underlying Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds and Underlying Funds,

122	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2017

their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund and Underlying Fund.

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to the Funds and Underlying Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds and Underlying Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based upon their review, the Trustees concluded that the profitability to the Adviser under each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund and Underlying Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds including the benefits received by the Adviser and its affiliates in connection with the Funds’ investments in the Underlying Funds. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

The Trustees also considered that JPMDS, an affiliate of the Adviser, and JPMIM earn fees from the Funds and/or Underlying Funds for providing shareholder and administrative services, respectively. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting and other related services to the Funds and/or Underlying Funds.

Economies of Scale

The Trustees considered the extent to which the Funds may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Funds and those realized by the Adviser as assets increase. The Trustees considered whether it would be appropriate to add advisory fee breakpoints, but noted that each Fund has implemented fee waivers and contractual expense limitations (“Fee Caps”) which allow each Fund’s shareholders to share potential economies of scale from a Fund’s inception and that the fees remain competitive with peer funds. The Trustees also considered that the Adviser has shared economies of scale by adding or enhancing services to the Funds over time, noting the Adviser’s substantial investments in its business in support of the Funds, including investments in trading systems and technology (including cybersecurity improvements), retention of key talent, additions to analyst and portfolio management teams, and regulatory support enhancements. The Trustees concluded that the current fee structure was reasonable in light of the Fee Caps that the Adviser has in place that serve to limit the overall net expense ratios of each Fund at competitive levels. The Trustees concluded that the Funds’ shareholders received the benefits of potential economies of scale through the Fee Caps and the Adviser’s reinvestment in its operations to serve the Funds and their shareholders.

Independent Written Evaluation of the Funds’ Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Funds had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. In determining whether to continue the Advisory Agreements, the Trustees considered the Chief Compliance Officer’s report.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts and/or funds sub-advised by the Adviser, for investment management styles substantially similar to that of each Fund. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences in the regulatory, legal and other risks and responsibilities of providing services

DECEMBER 31, 2017	JPMORGAN SMARTRETIREMENT BLEND FUNDS	123

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to each Fund. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance information for the Funds in a report prepared by Broadridge/Lipper. The Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe made up of funds with the same Broadridge/Lipper investment classification and objective (the “Universe”), as well as a subset of funds within the Universe (the “Peer Group”), by total return for the applicable one- and three-year periods. The Trustees reviewed a description of Broadridge/Lipper’s methodology for selecting mutual funds in each Fund’s Peer Group and Universe. The Broadridge/Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared by the Trustee’s independent consultant. The Broadridge/Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the SmartRetirement Blend Income Fund’s performance for Class A shares was in the second and first quintiles based upon the Peer Group, and in the third and second quintiles based upon the Universe, for the one- and three-year periods ended December 31, 2016, respectively. The Trustees noted that the performance for Class I shares was in the second quintile based upon the Universe for both the one- and three-year periods ended December 31, 2016. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the SmartRetirement Blend 2020 Fund’s performance for Class A shares was in the second and first quintiles based upon the Peer Group, and in the third and second quintiles based upon the Universe, for the one- and three-year periods ended December 31, 2016, respectively. The Trustees noted that the performance for Class I shares was in the third and first quintiles based upon the Universe for the one- and three-year periods ended December 31, 2016, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the SmartRetirement Blend 2025 Fund’s performance for Class A shares was in the third and first quintiles based upon the Peer Group, and in the third and second quintiles based upon the Universe, for the one- and three-year periods ended December 31, 2016, respectively. The Trustees noted that the performance for Class I shares was in the third and first quintiles based upon the Universe for the one- and three-year periods ended December 31, 2016, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the SmartRetirement Blend 2030 Fund’s performance for Class A shares was in the second and first quintiles based upon the Peer Group, and in the third and second quintiles based upon the Universe, for the one- and three-year periods ended December 31, 2016, respectively. The Trustees noted that the performance for Class I shares was in the third and first quintiles based upon the Universe for the one- and three-year periods ended December 31, 2016, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the SmartRetirement Blend 2035 Fund’s performance for Class A shares was in the second and first quintiles based upon the Peer Group, and in the third and second quintiles based upon the Universe, for the one- and three-year periods ended December 31, 2016, respectively. The Trustees noted that the performance for Class I shares was in the third and first quintiles based upon the Universe for the one- and three-year periods ended December 31, 2016, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

124	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2017

The Trustees noted that the SmartRetirement Blend 2040 Fund’s performance for Class A shares was in the second and first quintiles based upon the Peer Group, and in the third and second quintiles based upon the Universe, for the one- and three-year periods ended December 31, 2016, respectively. The Trustees noted that the performance for Class I shares was in the second and first quintiles based upon the Universe for the one- and three-year periods ended December 31, 2016, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the SmartRetirement Blend 2045 Fund’s performance for Class A shares was in the second quintile based upon the Peer Group for both the one- and three-year periods ended December 31, 2016, and in the third and second quintiles based upon the Universe for the one- and three-year periods ended December 31, 2016, respectively. The Trustees noted that the performance for Class I shares was in the third and first quintiles based upon the Universe for the one- and three-year periods ended December 31, 2016, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the SmartRetirement Blend 2050 Fund’s performance for Class A shares was in the first quintile based upon the Peer Group for both the one- and three-year periods ended December 31, 2016, and in the third and second quintiles based upon the Universe for the one- and three-year periods ended December 31, 2016, respectively. The Trustees noted that the performance for Class I shares was in the third and second quintiles based upon the Universe for the one- and three-year periods ended December 31, 2016, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the SmartRetirement Blend 2055 Fund’s performance for Class A shares was in the first and second quintiles based upon the Peer Group, and in the third and second quintiles based upon the Universe, for the one- and three-year periods ended December 31, 2016, respectively. The Trustees noted that the performance for Class I shares was in the second quintile based upon the Universe for both the one- and three-year periods ended December 31, 2016. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted the performance of the SmartRetirement Blend 2060 Fund since its inception on August 31, 2016 as compared with that of its benchmark index. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and various other factors, concluded that the Fund’s performance was satisfactory.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Adviser and compared that rate to the information prepared by Broadridge/Lipper concerning management fee rates paid by other funds in the same Broadridge/Lipper category as each Fund. The Trustees recognized that Broadridge/Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund, considered the lower advisory rate in place effective July 1, 2016 for all Funds except SmartRetirement Blend 2060 Fund (which launched after the fee reduction), and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the SmartRetirement Blend Income Fund’s net advisory and actual total expenses for Class A shares were in the first and second quintiles, respectively, based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee and actual total expenses for Class I shares were in the first and second quintiles, respectively, based upon the Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory agreement of the Underlying Funds in which the Fund invests.

The Trustees noted that the SmartRetirement Blend 2020 Fund’s net advisory fee and actual total expenses for Class A shares were in the first quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee and actual total expenses for Class I shares were in the first

DECEMBER 31, 2017	JPMORGAN SMARTRETIREMENT BLEND FUNDS	125

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

quintile based upon the Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory agreement of the Underlying Funds in which the Fund invests.

The Trustees noted that the SmartRetirement Blend 2025 Fund’s net advisory fee and actual total expenses for Class A shares were in the first quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee and actual total expenses for Class I Shares were in the first quintile based upon the Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory agreement of the Underlying Funds in which the Fund invests.

The Trustees noted that the SmartRetirement Blend 2030 Fund’s net advisory fee and actual total expenses for Class A shares were in the first quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee and actual total expenses for Class I shares were in the first quintile based upon the Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory agreement of the Underlying Funds in which the Fund invests.

The Trustees noted that the SmartRetirement Blend 2035 Fund’s net advisory fee and actual total expenses for Class A shares were in the first quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory and actual total expenses for Class I shares were in the first quintile based upon the Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory agreement of the Underlying Funds in which the Fund invests.

The Trustees noted that the SmartRetirement Blend 2040 Fund’s net advisory fee and actual total expenses for Class A shares were in the first quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee and actual total expenses for Class I shares were in the first quintile based upon the Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory agreement of the Underlying Funds in which the Fund invests.

The Trustees noted that the SmartRetirement Blend 2045 Fund’s net advisory fee and actual total expenses for Class A shares were in the first quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee and actual total expenses for Class I shares were in the first quintile based upon the Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory agreement of the Underlying Funds in which the Fund invests.

The Trustees noted that the SmartRetirement Blend 2050 Fund’s net advisory fee and actual total expenses for Class A shares were in the first quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee and actual total expenses for Class I shares were in the first quintile based upon the Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory agreement of the Underlying Funds in which the Fund invests.

The Trustees noted that the SmartRetirement Blend 2055 Fund’s net advisory fee and actual total expenses for Class A shares were in the first quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee and actual total expenses for Class I shares were in the first quintile based upon the Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory agreement of the Underlying Funds in which the Fund invests.

The Trustees noted that the SmartRetirement Blend 2060 Fund’s net advisory fee and actual total expenses for Class A shares were in the first quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee and actual total expenses for Class I shares were in the first quintile based upon the Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory agreement of the Underlying Funds in which the Fund invests.

126	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2017

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management businesses of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2017 All rights reserved. December 2017.	SAN-SRB-1217

J.P. Morgan Funds

Semi-Annual Report

December 31, 2017 (Unaudited)

JPMorgan Equity Low Volatility Income Fund

JPMorgan Value Plus Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

February 1, 2018 (Unaudited)

Dear Shareholder,

The U.S. economy continued to grow in the second half of 2017, supported by a synchronized global economy and central bank policies that also helped lift equity prices in the U.S. and elsewhere.

The U.S. economy entered its third longest expansion on record in 2017, and gross domestic product (GDP) rose by 3.2% in the third quarter and an estimated 2.6% in the fourth quarter. During the second half of 2017, unemployment fell to 4.1% in December from 4.3% in June, and U.S. consumer confidence reached a 17-year high in November. Corporate profits rose during the second half of the year amid stable energy prices and a decline in the value of the U.S. dollar.

Notably, the second half of 2017 included three large hurricanes, wildfires and other assorted natural disasters that combined to cause an estimated $306 billion in damage in the U.S. While companies in some specific sectors of the economy reported that Hurricanes Harvey, Irma and Maria affected revenue or earnings, any impact on the larger economy appeared to be limited.

The U.S. Federal Reserve raised interest rates in December 2017 and indicated it would raise rates three more times in the year ahead. However, interest rates overall remained relatively low during the reporting period and provided support for both the domestic economy and financial markets.

Most developed market and emerging market economies also continued to grow in the second half of 2017. Growth in Europe was strong enough that the European Central Bank committed to reducing its monthly asset purchases by half and the Bank of England raised its benchmark interest rate for the first time in ten years. Japan registered its longest economic expansion in a decade and China’s GDP grew by an estimated 6.8% in the second half of 2017, supported by personal consumption and growth in foreign trade.

Roughly 120 countries, comprising three-fourths of global GDP, had experienced increased economic growth by the end of 2017, according to the International Monetary Fund (IMF).

Meanwhile, global financial markets provided investors with positive returns for the six months ended December 31, 2017. Overall, equity markets outperformed bond markets, with emerging market equities largely outperforming developed market equities.

In the wake of stronger-than-expected growth in the U.S. and other leading economies, the IMF revised its forecast for 2018 U.S. GDP growth to 2.7% from 2.3%. The IMF cited growth from external demand and a reduction in U.S. corporate tax rates from the 2017 Tax Cuts and Jobs Act. Historically high consumer confidence, increased business investment and growth in corporate earnings all indicate that the U.S. economy should continue to expand. We believe investors who maintain a properly diversified portfolio and a long-term outlook will be able to benefit from the current global economic expansion.

We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management & Institutional, J.P. Morgan Asset Management

JPMorgan Equity Low Volatility Income Fund

FUND SUMMARY

SIX MONTHS ENDED DECEMBER 31, 2017 (Unaudited)

Reporting Period Return:
Fund (Class I Shares)*	6.47%
S&P 500 Index	11.42%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.55%

Net Assets as of 12/31/2017	$59,779,662

Investment objective** and strategies

The JPMorgan Equity Low Volatility Income Fund (the “Fund”) seeks total return, which includes current income and capital appreciation. The Fund seeks to provide shareholders with a higher level of income than the Fund’s primary benchmark, the Standard & Poor’s 500 Total Return Index (S&P 500 Index). In order to generate income, a portion of the Fund will be invested in equity securities of corporations that pay dividends and will be invested in equity-linked notes (ELNs).

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1. Citigroup Global Markets Holdings, Inc., ELN, 13.75%, 01/23/2018 (linked to Wal-Mart Stores, Inc.)	2.5%
2. Morgan Stanley, ELN, 16.72%, 01/23/2018 (linked to Amdocs Ltd.)	2.5
3. Credit Suisse AG, ELN, 16.90%, 01/23/2018 (linked to UnitedHealth Group, Inc.)	2.5
4. Royal Bank of Canada, ELN, 13.35%, 01/23/2018 (linked to Common Shares of McDonald’s Corp.)	2.5
5. Ecolab, Inc	2.5
6. Sysco Corp	2.5
7. Danaher Corp.	2.4
8. Johnson & Johnson	2.4
9. Ship Finance International Ltd., (Norway)	2.4
10. PepsiCo, Inc.	2.4

PORTFOLIO COMPOSITION BY SECTOR***
Financials	16.1%
Health Care	16.0
Convertible Bonds	14.7
Consumer Staples	9.8
Utilities	9.2
Industrials	7.7
Energy	7.5
Information Technology	5.9
Materials	5.8
Consumer Discretionary	3.1
Real Estate	2.2
Investment Funds	1.2
Short-Term Investment	0.8

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2017. The Fund’s portfolio composition is subject to change.

JPMorgan Equity Low Volatility Income Fund

FUND SUMMARY

SIX MONTHS ENDED DECEMBER 31, 2017 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2017

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	SINCE INCEPTION
CLASS A SHARES	July 20, 2016
With Sales Charge**		0.75%	7.42%	8.74%
Without Sales Charge		6.34	13.38	12.86
CLASS C SHARES	July 20, 2016
With CDSC***		5.01	11.75	12.25
Without CDSC		6.01	12.75	12.25
CLASS I SHARES	July 20, 2016	6.47	13.66	13.14
CLASS R5 SHARES	July 20, 2016	6.58	13.89	13.36
CLASS R6 SHARES	July 20, 2016	6.61	13.94	13.42

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 20, 2016.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Equity Low Volatility Income Fund, the S&P 500 Index and the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index from July 20, 2016 to December 31, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. The index is rebalanced monthly and the issue selected is the outstanding U.S. Treasury Bill that matures closest to, but not beyond 3 months from, the rebalancing date. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Since the Fund’s inception, it has not experienced any shareholder activity. If shareholder activity had occurred, the Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JPMorgan Value Plus Fund

FUND SUMMARY

SIX MONTHS ENDED DECEMBER 31, 2017 (Unaudited)

Reporting Period Return:
Fund (Class I Shares)*	12.54%
Russell 1000 Value Index	8.61%

Net Assets as of 12/31/2017	$13,868,345

Investment objective** and strategies

The JPMorgan Value Plus Fund (the “Fund”) seeks to provide long-term capital appreciation. Under normal circumstances, the Fund primarily takes long and short positions in equity securities of large companies. Large companies are companies with market capitalizations equal to those within the universe of the Russell 1000 Value Index at the time of purchase. As of the reconstitution of the Russell 1000 Value Index on June 23, 2017, the market capitalizations of the companies in the index ranged from $0.4 billion to $412.5 billion. In implementing its main strategies, the Fund invests primarily in equity securities, including common stocks and real estate investment trusts (REITs).

TOP TEN LONG POSITIONS OF THE PORTFOLIO***

1. Bank of America Corp	4.2%
2. Citigroup, Inc	3.5
3. Wells Fargo & Co	3.4
4. General Motors Co.	2.6
5. Delta Air Lines, Inc	2.6
6. Lennar Corp., Class A	2.6
7. KeyCorp	2.2
8. Pioneer Natural Resources Co	2.0
9. Occidental Petroleum Corp	2.0
10. Charles Schwab Corp. (The)	2.0

TOP TEN SHORT POSITIONS OF THE PORTFOLIO****
1. Clorox Co. (The)	7.1%
2. AbbVie, Inc	7.0
3. Torchmark Corp	6.4
4. Praxair, Inc.	6.0
5. Estee Lauder Cos., Inc. (The), Class A	4.9
6. Tesla, Inc.	4.8
7. LyondellBasell Industries NV, Class A	4.6
8. Chevron Corp.	4.4
9. Cohen & Steers, Inc.	4.1
10. Seagate Technology plc	3.9
LONG POSITION PORTFOLIO COMPOSITION BY SECTOR***
Financials	29.7%
Consumer Discretionary	18.4
Industrials	11.3
Energy	10.8
Health Care	9.5
Information Technology	5.3
Materials	5.1
Consumer Staples	3.4
Real Estate	2.6
Telecommunication Services	2.0
Utilities	0.3
Short-Term Investment	1.6

JPMorgan Value Plus Fund

FUND SUMMARY

SIX MONTHS ENDED DECEMBER 31, 2017 (Unaudited) (continued)

SHORT POSITION PORTFOLIO COMPOSITION BY SECTOR****
Utilities	16.6%
Consumer Staples	13.9
Health Care	13.7
Financials	13.2
Real Estate	11.4
Materials	10.5
Information Technology	9.2
Consumer Discretionary	7.1
Energy	4.4

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total long investments as of December 31, 2017. The Fund’s portfolio composition is subject to change.
****	Percentages indicated are based on total short investments as of December 31, 2017. The Fund’s portfolio composition is subject to change.

JPMorgan Value Plus Fund

FUND SUMMARY

SIX MONTHS ENDED DECEMBER 31, 2017 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2017

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	SINCE INCEPTION
CLASS A SHARES	August 31, 2016
With Sales Charge**		6.49%	12.75%	22.42%
Without Sales Charge		12.39	18.97	27.46
CLASS C SHARES	August 31, 2016
With CDSC***		11.08	17.40	26.80
Without CDSC		12.08	18.40	26.80
CLASS I SHARES	August 31, 2016	12.54	19.27	27.77

* Not annualized.

** Sales Charge for Class A Shares is 5.25%.

*** Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an invest-or’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on August 31, 2016.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Value Plus Fund and the Russell 1000 Value Index from August 31, 2016 to December 31, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The Russell 1000 Value Index is an unmanaged index, which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Since the Fund’s inception, it has not experienced any shareholder activity. If shareholder activity had occurred, the Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JPMorgan Equity Low Volatility Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 83.1%
	Consumer Discretionary — 3.1%
	Hotels, Restaurants & Leisure — 3.1%
520	Biglari Holdings, Inc. (a)	215,488
7,430	Nathan’s Famous, Inc.	560,965
3,150	Royal Caribbean Cruises Ltd.	375,732
8,650	Yum Brands, Inc.	705,926

	Total Consumer Discretionary	1,858,111

	Consumer Staples — 9.8%
	Beverages — 3.0%
4,130	Dr Pepper Snapple Group, Inc.	400,858
11,700	PepsiCo, Inc.	1,403,064

		1,803,922

	Food & Staples Retailing — 2.5%
24,200	Sysco Corp.	1,469,666

	Food Products — 2.0%
1,400	Bunge Ltd.	93,912
8,000	JM Smucker Co. (The)	993,920
1,700	Tyson Foods, Inc., Class A	137,819

		1,225,651

	Tobacco — 2.3%
12,900	Philip Morris International, Inc.	1,362,885

	Total Consumer Staples	5,862,124

	Energy — 7.5%
	Oil, Gas & Consumable Fuels — 7.5%
4,440	Chevron Corp.	555,844
14,130	Exxon Mobil Corp.	1,181,833
5,800	REX American Resources Corp. (a)	480,182
92,470	Ship Finance International Ltd., (Norway)	1,433,285
8,700	Valero Energy Corp.	799,617

	Total Energy	4,450,761

	Financials — 16.1%
	Banks — 0.7%
5,060	American National Bankshares, Inc.	193,798
6,910	Citizens & Northern Corp.	165,840
3,220	Flushing Financial Corp.	88,550

		448,188

	Insurance — 0.9%
930	Everest Re Group Ltd.	205,772
3,920	Safety Insurance Group, Inc.	315,168

		520,940

	Mortgage Real Estate Investment Trusts (REITs) —
	3.3%
68,600	AG Mortgage Investment Trust, Inc.	1,304,086
20,450	Capstead Mortgage Corp.	176,893
8,500	Chimera Investment Corp.	157,080
8,900	Invesco Mortgage Capital, Inc.	158,687
10,540	Two Harbors Investment Corp.	171,380

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Mortgage Real Estate Investment Trusts (REITs) —
	continued

		1,968,126

	Thrifts & Mortgage Finance — 11.2%
24,200	BankFinancial Corp.	371,228
23,940	Charter Financial Corp.	419,907
45,170	Clifton Bancorp, Inc.	772,407
14,340	First Defiance Financial Corp.	745,250
1,650	Hingham Institution for Savings	341,550
66,030	Northwest Bancshares, Inc.	1,104,682
16,630	Provident Financial Holdings, Inc.	305,992
22,380	Territorial Bancorp, Inc.	690,871
123,540	TrustCo Bank Corp.	1,136,568
29,530	United Community Financial Corp.	269,609
29,810	Waterstone Financial, Inc.	508,260

		6,666,324

	Total Financials	9,603,578

	Health Care — 15.9%
	Biotechnology — 1.6%
3,300	AbbVie, Inc.	319,143
3,600	Amgen, Inc.	626,040

		945,183

	Health Care Equipment & Supplies — 6.2%
1,300	Analogic Corp.	108,875
1,230	Atrion Corp.	775,638
5,000	Baxter International, Inc.	323,200
3,510	Becton Dickinson and Co.	751,351
15,670	Danaher Corp.	1,454,489
3,820	Utah Medical Products, Inc.	310,948

		3,724,501

	Health Care Providers & Services — 4.2%
5,300	Anthem, Inc.	1,192,553
5,450	Humana, Inc.	1,351,981

		2,544,534

	Pharmaceuticals — 3.9%
10,400	Johnson & Johnson	1,453,088
13,200	Merck & Co., Inc.	742,764
3,200	Pfizer, Inc.	115,904

		2,311,756

	Total Health Care	9,525,974

	Industrials — 7.6%
	Aerospace & Defense — 1.8%
3,600	Boeing Co. (The)	1,061,676

	Commercial Services & Supplies — 5.5%
17,010	Republic Services, Inc.	1,150,046
18,090	Tetra Tech, Inc.	871,034
14,950	Waste Management, Inc.	1,290,185

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Equity Low Volatility Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued

	Commercial Services & Supplies — continued

		3,311,265

	Trading Companies & Distributors — 0.3%
2,690	Applied Industrial Technologies, Inc.	183,189

	Total Industrials	4,556,130

	Information Technology — 5.9%
	Internet Software & Services — 0.7%
19,000	Blucora, Inc. (a)	419,900

	IT Services — 1.9%
5,260	EVERTEC, Inc., (Puerto Rico)	71,799
6,700	International Business Machines Corp.	1,027,914

		1,099,713

	Software — 3.3%
12,700	Cadence Design Systems, Inc. (a)	531,114
3,510	Intuit, Inc.	553,808
5,721	Progress Software Corp.	243,543
17,000	QAD, Inc., Class A	660,450

		1,988,915

	Total Information Technology	3,508,528

	Materials — 5.8%
	Chemicals — 5.8%
11,000	Ecolab, Inc.	1,475,980
12,790	Sensient Technologies Corp.	935,589
2,400	Sherwin-Williams Co. (The)	984,096
1,200	Trinseo SA	87,120

	Total Materials	3,482,785

	Real Estate — 2.2%
	Equity Real Estate Investment Trusts (REITs) — 1.9%
17,900	City Office REIT, Inc.	232,879
14,150	CorEnergy Infrastructure Trust, Inc.	540,530
19,000	InfraREIT, Inc.	353,020

		1,126,429

	Real Estate Management & Development — 0.3%
3,310	RMR Group, Inc. (The), Class A	196,283

	Total Real Estate	1,322,712

	Utilities — 9.2%
	Electric Utilities — 0.7%
34,500	Spark Energy, Inc., Class A	427,800

	Gas Utilities — 5.5%
16,290	Northwest Natural Gas Co.	971,698
17,580	ONE Gas, Inc.	1,287,911
13,720	Spire, Inc.	1,031,058

		3,290,667

	Multi-Utilities — 3.0%
9,280	Consolidated Edison, Inc.	788,336
21,350	Unitil Corp.	973,987

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Multi-Utilities — continued

		1,762,323

	Total Utilities	5,480,790

	Total Common Stocks (Cost $44,686,368)	49,651,493

PRINCIPAL AMOUNT($)
Equity-Linked Notes — 14.6%
15,400	Citigroup Global Markets Holdings, Inc., ELN, 13.75%, 01/23/2018 (linked to Wal-Mart Stores, Inc.) (e)	1,496,889
6,800	Credit Suisse AG, ELN, 16.90%, 01/23/2018 (linked to UnitedHealth Group, Inc.) (e)	1,486,626
23,100	Morgan Stanley, ELN, 16.72%, 01/23/2018 (linked to Amdocs Ltd) (e)	1,492,906
19,500	Morgan Stanley, ELN, 23.65%, 01/23/2018 (linked to Altria Group, Inc.) (e)	1,385,922
8,600	Royal Bank of Canada, ELN, 13.35%, 01/23/2018 (linked to Common Shares of McDonald’s Corp.) (e)	1,479,339
7,600	Royal Bank of Canada, ELN, 16.67%, 01/23/2018 (linked to Common Shares of Home Depot, Inc.) (e)	1,400,506

	Total Equity-Linked Notes (Cost $8,739,548)	8,742,188

SHARES
Exchange Traded Funds — 1.2%

	U.S. Equity — 1.2%
1,554	iShares Russell 2000 Fund	236,923
1,784	SPDR S&P 500 Fund Trust	476,078

	Total Exchange Traded Funds (Cost $642,892)	713,001

Short-Term Investment — 0.8%
	Investment Company — 0.8%
492,832	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 1.14% (b) (l) (Cost $492,832)	492,832

	Total Investments — 99.7% (Cost $54,561,640)	59,599,514
	Other Assets in Excess of Liabilities — 0.3%	180,148

	NET ASSETS — 100.0%	$59,779,662

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Value Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — 112.4%
Common Stocks — 110.6%
	Consumer Discretionary —20.7%
	Auto Components — 2.7%
448	Delphi Technologies plc (a)	23,507
2,200	Goodyear Tire & Rubber Co. (The)	71,082
4,988	Magna International, Inc., (Canada)	282,670

		377,259

	Automobiles — 4.4%
15,955	Ford Motor Co. (j)	199,278
9,859	General Motors Co. (j)	404,120
		603,398

	Hotels, Restaurants & Leisure — 0.8%
8,325	Arcos Dorados Holdings, Inc., (Uruguay),
	Class A (a)	86,164
100	Chipotle Mexican Grill, Inc. (a)	28,903

		115,067

	Household Durables — 6.1%
1,512	CalAtlantic Group, Inc.	85,262
3,961	DR Horton, Inc. (j)	202,288
6,300	Lennar Corp., Class A (j)	398,412
3,422	Toll Brothers, Inc.	164,324

		850,286

	Leisure Products — 1.2%
3,079	Brunswick Corp.	170,022

	Media — 1.0%
3,036	DISH Network Corp., Class A (a)	144,969

	Specialty Retail — 3.1%
153	AutoZone, Inc. (a)	108,840
1,600	Lowe’s Cos., Inc.	148,704
953	Murphy USA, Inc. (a)	76,583
370	O’Reilly Automotive, Inc. (a)	89,000

		423,127

	Textiles, Apparel & Luxury Goods — 1.4%
1,900	Hanesbrands, Inc.	39,729
3,325	Tapestry, Inc.	147,065

		186,794

	Total Consumer Discretionary	2,870,922

	Consumer Staples — 3.9%
	Food & Staples Retailing — 3.0%
900	CVS Health Corp.	65,250
5,950	Kroger Co. (The)	163,328
2,325	US Foods Holding Corp. (a)	74,237
1,505	Walgreens Boots Alliance, Inc.	109,293

		412,108

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — continued
	Food Products — 0.9%
2,900	Mondelez International, Inc., Class A	124,120

	Total Consumer Staples	536,228

	Energy — 12.1%
	Oil, Gas & Consumable Fuels —12.1%
1,119	Anadarko Petroleum Corp.	60,023
508	Concho Resources, Inc. (a)	76,312
2,388	Diamondback Energy, Inc. (a)	301,485
2,839	EOG Resources, Inc.	306,356
1,872	EQT Corp.	106,554
4,266	Occidental Petroleum Corp.	314,234
1,839	Pioneer Natural Resources Co. (j)	317,871
2,400	Plains GP Holdings LP, Class A	52,680
3,880	Suncor Energy, Inc., (Canada)	142,474

	Total Energy	1,677,989

	Financials — 33.4%
	Banks — 19.5%
22,312	Bank of America Corp. (j)	658,650
3,658	BB&T Corp.	181,876
7,334	Citigroup, Inc. (j)	545,723
10,637	Huntington Bancshares, Inc.	154,875
1,524	IBERIABANK Corp.	118,110
17,125	KeyCorp (j)	345,411
620	Signature Bank (a)	85,101
1,017	SunTrust Banks, Inc.	65,688
100	SVB Financial Group (a)	23,377
8,696	Wells Fargo & Co. (j)	527,587

		2,706,398

	Capital Markets — 6.3%
2,319	Bank of New York Mellon Corp. (The)	124,901
6,090	Charles Schwab Corp. (The)	312,843
4,498	Deutsche Bank AG (Registered), (Germany)	85,597
3,963	Morgan Stanley	207,939
813	State Street Corp.	79,357
4,911	WisdomTree Investments, Inc.	61,633

		872,270

	Consumer Finance — 1.8%
2,401	Ally Financial, Inc.	70,013
1,805	Capital One Financial Corp.	179,742

		249,755

	Diversified Financial Services — 1.4%
3,957	Voya Financial, Inc.	195,753

	Insurance — 4.4%
1,300	Athene Holding Ltd., Class A (a)	67,223
1,912	Lincoln National Corp.	146,975

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Value Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — continued
	Insurance — continued
3,252	MetLife, Inc. (j)	164,421
1,138	Prudential Financial, Inc.	130,847
508	RenaissanceRe Holdings Ltd., (Bermuda)	63,800
916	XL Group Ltd., (Bermuda)	32,207

		605,473

	Total Financials	4,629,649

	Health Care — 10.7%
	Biotechnology — 1.8%
100	Biogen, Inc. (a)	31,857
390	Celgene Corp. (a)	40,700
2,387	Gilead Sciences, Inc. (j)	171,005

		243,562

	Health Care Equipment & Supplies — 2.2%
2,797	Boston Scientific Corp. (a)	69,338
1,975	Zimmer Biomet Holdings, Inc.	238,323

		307,661

	Health Care Providers & Services — 4.4%
370	Aetna, Inc.	66,744
2,515	AmerisourceBergen Corp.	230,927
545	McKesson Corp.	84,993
1,038	UnitedHealth Group, Inc.	228,838

		611,502

	Pharmaceuticals — 2.3%
1,098	Allergan plc (j)	179,611
3,842	Pfizer, Inc.	139,157
		318,768

	Total Health Care	1,481,493

	Industrials — 12.7%
	Airlines — 6.1%
1,524	Alaska Air Group, Inc.	112,029
7,142	Delta Air Lines, Inc.	399,952
3,690	JetBlue Airways Corp. (a)	82,435
2,231	Southwest Airlines Co.	146,019
1,600	United Continental Holdings, Inc. (a)	107,840

		848,275

	Building Products — 0.4%
700	Allegion plc	55,692

	Electrical Equipment — 1.5%
2,580	Eaton Corp. plc	203,846

	Industrial Conglomerates — 0.9%
7,072	General Electric Co.	123,406

	Machinery — 2.0%
700	Ingersoll-Rand plc	62,433

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — continued
	Machinery — continued
1,200	PACCAR, Inc.	85,296
711	Snap-on, Inc.	123,927

		271,656

	Road & Rail — 1.8%
500	Norfolk Southern Corp.	72,450
1,361	Union Pacific Corp.	182,510

		254,960

	Total Industrials	1,757,835

	Information Technology — 5.9%
	Communications Equipment — 0.8%
3,049	CommScope Holding Co., Inc. (a)	115,344

	Electronic Equipment, Instruments & Components —
	0.3%
1,250	Corning, Inc.	39,987

	IT Services — 4.1%
407	FleetCor Technologies, Inc. (a)	78,319
1,573	International Business Machines Corp.	241,330
1,724	WEX, Inc. (a)	243,480

		563,129

	Software — 0.5%
813	Microsoft Corp.	69,544
	Technology Hardware, Storage & Peripherals — 0.2%
200	Apple, Inc.	33,846

	Total Information Technology	821,850

	Materials — 5.7%
	Chemicals — 2.3%
636	Celanese Corp., Series A (j)	68,103
1,810	DowDuPont, Inc.	128,908
1,308	Eastman Chemical Co. (j)	121,173

		318,184

	Metals & Mining — 3.4%
9,356	AK Steel Holding Corp. (a)	52,955
2,011	Alcoa Corp. (a)	108,333
5,423	Alumina Ltd., (Australia), ADR	40,727
3,837	Freeport-McMoRan, Inc. (a)	72,749
1,151	Reliance Steel & Aluminum Co.	98,744
3,066	United States Steel Corp.	107,893

		481,401

	Total Materials	799,585

	Real Estate — 2.9%
	Real Estate — 2.9%
	Equity Real Estate Investment Trusts (REITs) — 2.6%
4,783	Ashford Hospitality Trust, Inc.	32,190
1,700	Brixmor Property Group, Inc.	31,722

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Value Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — continued
	Equity Real Estate Investment Trusts (REITs) — continued
1,932	JBG SMITH Properties	67,098
4,371	RLJ Lodging Trust	96,031
3,982	Weyerhaeuser Co.	140,405

		367,446

	Real Estate Management & Development — 0.3%
2,035	St Joe Co. (The) (a)	36,732

	Total Real Estate	404,178

	Telecommunication Services — 2.2%
	Diversified Telecommunication Services — 1.7%
5,950	AT&T, Inc.	231,336

	Wireless Telecommunication Services — 0.5%
1,151	T-Mobile US, Inc. (a) (j)	73,100

	Total Telecommunication Services	304,436

	Utilities — 0.4%
	Independent Power and Renewable Electricity Producers — 0.4%
1,220	NextEra Energy Partners LP	52,594

	Total Common Stocks (Cost $13,096,170)	15,336,759

Short-Term Investment — 1.8%

	Investment Company — 1.8%
252,649	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 1.14% (b) (l) (Cost $252,649)	252,649

	Total Investments — 112.4% (Cost $13,348,819)	15,589,408
	Liabilities in Excess of Other Assets — (12.4)%	(1,721,063)

	NET ASSETS — 100.0%	$13,868,345

Short Positions — 12.3%

Common Stocks — 12.3%

	Consumer Discretionary — 0.9%
	Automobiles — 0.6%
262	Tesla, Inc. (a)	81,574

	Specialty Retail — 0.3%
1,818	Bed Bath & Beyond, Inc.	39,978

	Total Consumer Discretionary	121,552

	Consumer Staples — 1.7%
	Household Products — 1.1%
823	Clorox Co. (The)	122,413

SHARES	SECURITY DESCRIPTION	VALUE($)
	Household Products — continued
341	Procter & Gamble Co. (The)	31,331

		153,744

	Personal Products — 0.6%
660	Estee Lauder Cos., Inc. (The), Class A	83,979

	Total Consumer Staples	237,723

	Energy — 0.5%
	Oil, Gas & Consumable Fuels — 0.5%
607	Chevron Corp.	75,990

	Financials — 1.6%
	Capital Markets — 0.8%
1,486	Cohen & Steers, Inc.	70,273
1,094	Thomson Reuters Corp., (Canada)	47,688

		117,961

	Insurance — 0.8%
1,199	Torchmark Corp.	108,761

	Total Financials	226,722

	Health Care — 1.7%
	Biotechnology — 1.2%
1,239	AbbVie, Inc.	119,824
285	Amgen, Inc.	49,561

		169,385

	Health Care Equipment & Supplies — 0.5%
618	Baxter International, Inc.	39,947
218	Edwards Lifesciences Corp. (a)	24,571

		64,518

	Total Health Care	233,903

	Information Technology — 1.1%
	Semiconductors & Semiconductor Equipment — 0.2%
181	Lam Research Corp.	33,317

	Software — 0.4%
655	Citrix Systems, Inc. (a)	57,640

	Technology Hardware, Storage & Peripherals — 0.5%
1,600	Seagate Technology plc	66,944

	Total Information Technology	157,901

	Materials — 1.3%
	Chemicals — 1.3%
705	LyondellBasell Industries NV, Class A	77,775
660	Praxair, Inc.	102,089

	Total Materials	179,864

	Real Estate — 1.4%
	Equity Real Estate Investment Trusts (REITs) — 1.4%
590	Macerich Co. (The)	38,751
240	Public Storage	50,160

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Value Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — continued
	Equity Real Estate Investment Trusts (REITs) — continued
660	Realty Income Corp.	37,633
749	Ventas, Inc.	44,948
364	Welltower, Inc.	23,212

	Total Real Estate	194,704

	Utilities — 2.1%
	Electric Utilities — 1.2%
731	Duke Energy Corp.	61,484
257	NextEra Energy, Inc.	40,141
1,209	Southern Co. (The)	58,141

		159,766

	Multi-Utilities — 0.9%
721	Consolidated Edison, Inc.	61,249
787	Dominion Energy, Inc.	63,794

		125,043

	Total Utilities	284,809

	Total Securities Sold Short (Proceeds $1,539,567)	$1,713,168

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

J.P. Morgan Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (Unaudited)

ADR	–	American Depositary Receipt
ELN	–	Equity-Linked Note
REIT	–	Real Estate Investment Trust
SPDR	–	Standard & Poor’s Depositary Receipts

(a)	–	Non-income producing security.
(b)	–	Investment in affiliate. Money market fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(e)	–

Security is exempt from registration under Rule 144A of the

Securities Act of 1933, as amended. Unless otherwise indicated,

this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in

transactions exempt from registration, normally to qualified institutional buyers.

(j)	–	All or a portion of this security is segregated as collateral for short sales. The total value of securities and cash segregated as collateral is approximately $3,002,055 and $2,417, respectively.

(l)	–	The rate shown is the current yield as of December 31, 2017.

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2017 (Unaudited)

	Equity Low Volatility Income Fund	Value Plus Fund

ASSETS:
Investments in non-affiliates, at value	$59,106,682	$15,336,759
Investments in affiliates, at value	492,832	252,649
Restricted cash for securities sold short	—	2,417
Receivables:
Investment securities sold	57,798	—
Interest from non-affiliates	226,268	13,050
Dividends from affiliates	851	211
Due from Adviser	—	2,058

Total Assets	59,884,431	15,607,144

LIABILITIES:
Payables:
Due to custodian	8,191	64
Securities sold short, at value	—	1,713,168
Dividend expense to non-affiliates on securities sold short	—	1,104
Investment securities purchased	38,462	—
Interest expense to non-affiliates on securities sold short	—	694
Accrued liabilities:
Investment advisory fees	16,352	—
Administration fees	—	4,600
Distribution fees	20	23
Service fees	12,717	—
Custodian and accounting fees	7,939	6,196
Trustees’ and Chief Compliance Officer’s fees	126	—
Audit fees	18,246	9,710
Other	2,716	3,240

Total Liabilities	104,769	1,738,799

Net Assets	$59,779,662	$13,868,345

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2017 (Unaudited) (continued)

	Equity Low Volatility Income Fund	Value Plus Fund

NET ASSETS:
Paid-in-Capital	$54,247,428	$11,648,272
Accumulated undistributed (distributions in excess of) net investment income	65,133	(9,559)
Accumulated net realized gains (losses)	429,227	162,644
Net unrealized appreciation (depreciation)	5,037,874	2,066,988

Total Net Assets	$59,779,662	$13,868,345

Net Assets:
Class A	$23,826	$27,645
Class C	23,653	27,462
Class I	59,684,204	13,813,238
Class R5	23,981	—
Class R6	23,998	—

Total	$59,779,662	$13,868,345

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	1,434	1,513
Class C	1,424	1,506
Class I	3,592,065	755,582
Class R5	1,443	—
Class R6	1,444	—

Net Asset Value (a):
Class A - Redemption price per share	$16.62	$18.27
Class C - Offering price per share (b)	16.61	18.24
Class I - Offering and redemption price per share	16.62	18.28
Class R5 - Offering and redemption price per share	16.62	—
Class R6 - Offering and redemption price per share	16.62	—
Class A maximum sales charge	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$17.54	$19.28

Cost of investments in non-affiliates	$54,068,808	$13,096,170
Cost of investments in affiliates	492,832	252,649
Proceeds from securities sold short	—	1,539,567

(a) Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

(b) Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2017 (Unaudited)

	Equity Low Volatility Income Fund	Value Plus Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$784,385	$132,875
Dividend income from affiliates	5,890	1,185
Interest income from non-affiliates	708,541	—

Total investment income	1,498,816	134,060

EXPENSES:
Investment advisory fees	131,064	48,266
Administration fees	23,714	5,240
Distribution fees:
Class A	29	32
Class C	86	96
Service fees:
Class A	29	32
Class C	29	32
Class I	72,697	16,025
Class R5	11	—
Custodian and accounting fees	16,573	12,699
Interest expense to affiliates	398	—
Professional fees	45,343	26,334
Trustees’ and Chief Compliance Officer’s fees	12,719	12,876
Printing and mailing costs	2,705	2,275
Registration and filing fees	217	1,624
Transfer agency fees (See Note 2.G.)	665	312
Offering costs	4,288	2,402
Other	3,525	3,222
Dividend expense to non-affiliates on securities sold short	—	21,866
Interest expense to non-affiliates on securities sold short	—	4,252

Total expenses	314,092	157,585

Less fees waived	(65,880)	(58,139)
Less earnings credits	(105)	—
Less expense reimbursements	(4,146)	(12,233)

Net expenses	243,961	87,213

Net investment income (loss)	1,254,855	46,847

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	544,350	623,897
Securities sold short	—	4,201

Net realized gain (loss)	544,350	628,098

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	1,862,958	972,099
Securities sold short	—	(103,383)

Change in net unrealized appreciation/depreciation	1,862,958	868,716

Net realized/unrealized gains (losses)	2,407,308	1,496,814

Change in net assets resulting from operations	$3,662,163	$1,543,661

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	Equity Low Volatility Income Fund		Value Plus Fund
	Six Months Ended December 31, 2017 (Unaudited)	Period Ended June 30, 2017 (a)	Six Months Ended December 31, 2017 (Unaudited)	Period Ended June 30, 2017 (b)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Operations:
Net investment income (loss)	$1,254,855	$2,061,422	$46,847	$65,715
Net realized gain (loss)	544,350	881,161	628,098	1,060,697
Change in net unrealized appreciation/depreciation	1,862,958	3,174,916	868,716	1,198,272

Change in net assets resulting from operations	3,662,163	6,117,499	1,543,661	2,324,684

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(456)	(762)	(134)	(37)
From net realized gains	(398)	—	(3,044)	—
Class C
From net investment income	(396)	(663)	(11)	(14)
From net realized gains	(396)	—	(3,041)	—
Class I
From net investment income	(1,214,493)	(2,028,610)	(97,632)	(27,262)
From net realized gains	(997,757)	—	(1,517,147)	—
Class R5
From net investment income	(511)	(853)	—	—
From net realized gains	(401)	—	—	—
Class R6
From net investment income	(517)	(863)	—	—
From net realized gains	(401)	—	—	—

Total distributions to shareholders	(2,215,726)	(2,031,751)	(1,621,009)	(27,313)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	2,215,726	52,031,751	1,621,009	10,027,313

NET ASSETS:
Change in net assets	3,662,163	56,117,499	1,543,661	12,324,684
Beginning of period	56,117,499	—	12,324,684	—

End of period	$59,779,662	$56,117,499	$13,868,345	$12,324,684

Accumulated undistributed (distributions in excess of) net investment income	$65,133	$26,651	$(9,559)	$41,371

(a) Commencement of operations was July 20, 2016.

(b) Commencement of operations was August 31, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	Equity Low Volatility Income Fund		Value Plus Fund
	Six Months Ended December 31, 2017 (Unaudited)	Period Ended June 30, 2017 (a)	Six Months Ended December 31, 2017 (Unaudited)	Period Ended June 30, 2017 (b)
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$—	$20,000	$—	$20,000
Distributions reinvested	854	762	3,178	37

Change in net assets resulting from Class A capital transactions	$854	$20,762	$3,178	$20,037

Class C		—	—	—
Proceeds from shares issued	$—	$20,000	$—	$20,000
Distributions reinvested	792	663	3,052	14

Change in net assets resulting from Class C capital transactions	$792	$20,663	$3,052	$20,014

Class I		—	—	—
Proceeds from shares issued	$—	$50,210,475	$—	$10,437,694
Distributions reinvested	2,212,250	2,028,610	1,614,779	27,262
Cost of shares redeemed	—	(290,475)	—	(477,694)

Change in net assets resulting from Class I capital transactions	$2,212,250	$51,948,610	$1,614,779	$9,987,262

Class R5		—	—	—
Proceeds from shares issued	$—	$20,000	$—	$—
Distributions reinvested	912	853	—	—

Change in net assets resulting from Class R5 capital transactions	$912	$20,853	$—	$—

Class R6		—	—	—
Proceeds from shares issued	$—	$20,000	$—	$—
Distributions reinvested	918	863	—	—

Change in net assets resulting from Class R6 capital transactions	$918	$20,863	$—	$—

Total change in net assets resulting from capital transactions	$2,215,726	$52,031,751	$1,621,009	$10,027,313

(a) Commencement of operations was July 20, 2016.

(b) Commencement of operations was August 31, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	Equity Low Volatility Income Fund		Value Plus Fund
	Six Months Ended December 31, 2017 (Unaudited)	Period Ended June 30, 2017 (a)	Six Months Ended December 31, 2017 (Unaudited)	Period Ended June 30, 2017 (b)
SHARE TRANSACTIONS:
Class A
Issued	—	1,334	—	1,333
Reinvested	51	49	178	2

Change in Class A Shares	51	1,383	178	1,335

Class C
Issued	—	1,333	—	1,333
Reinvested	48	43	172	1

Change in Class C Shares	48	1,376	172	1,334

Class I
Issued	—	3,346,948	—	690,928
Reinvested	133,038	131,027	90,035	1,546
Redeemed	—	(18,948)	—	(26,927)

Change in Class I Shares	133,038	3,459,027	90,035	665,547

Class R5
Issued	—	1,333	—	—
Reinvested	55	55	—	—

Change in Class R5 Shares	55	1,388	—	—

Class R6
Issued	—	1,333	—	—
Reinvested	55	56	—	—

Change in Class R6 Shares	55	1,389	—	—

(a) Commencement of operations was July 20, 2016.

(b) Commencement of operations was August 31, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF CASH FLOWS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2017 (Unaudited)

Value Plus Fund
INCREASE (DECREASE) IN CASH
Cash flows provided (used) by operating activities:
Increase in net assets resulting from operations	$1,543,661
Adjustments to reconcile net increase / decrease in net assets resulting from operations to net cash provided (used) by operating activities:
Purchase of investment securities	(6,149,441)
Proceeds from disposition of investment securities	6,067,742
Covers of investment securities sold short	(503,756)
Proceeds from investment securities sold short	558,024
Purchases of short-term investments - affiliates, net	(7,922)
Change in unrealized (appreciation) / depreciation on investments	(972,099)
Change in unrealized (appreciation) / depreciation on investment securities sold short	103,383
Net realized (gain) / loss on investments	(623,897)
Net realized (gain) / loss on investments securities sold short	(4,201)
Decrease in restricted cash for securities sold short	1,112
Increase in interest receivable from non-affiliates	(1,962)
Increase in dividends receivable from affiliates	(27)
Decrease in tax reclaims	107
Decrease in due from Adviser	97
Decrease in deferred offering cost	2,402
Decrease in dividend expenses to non-affiliates on securities sold short	(318)
Decrease in interest expense to non-affiliates on securities sold short	(210)
Increase in administration fees payable	4,600
Increase in distribution fees payable	3
Increase in custodian and accounting fees payable	6,196
Decrease in service fees payable	(1,372)
Decrease in in audit fees payable	(18,790)
Decrease in other accrued expenses payable	(2,395)

Net cash provided (used) by operating activities	937

Cash flows provided (used) by financing activities:
Decrease in due to custodian	(937)
Proceeds from shares issued	1,621,009
Payment for shares redeemed	(1,621,009)

Net cash provided (used) by financing activities	(937)

Net increase / (decrease) in cash	-

Cash:
Beginning of period	-

End of period	$-

Supplemental disclosure of cash flow information:

For the six months ended December 31, 2017, the Fund paid $4,462 in interest expenses for securities sold short.

For purposes of reporting the Statement of Cash Flows, the Fund considers all cash accounts that are not subject to withdrawal restrictions or penalties to be cash equivalents.

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance								Ratios/Supplemental data
		Investment operations			Distributions						Ratios to average net assets (a)
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions	Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)	Net investment income (loss) (f)	Expenses without waivers, reimbursements and earnings credits (f)	Portfolio turnover rate (c)
Equity Low Volatility Income Fund
Class A
Six Months Ended December 31, 2017 (Unaudited)	$16.20	$0.34	$0.69	$1.03	$(0.33)	$ (0.28)	$ (0.61)	$16.62	6.41%	$23,826	1.09%	4.05%	2.07%	44%
July 20, 2016 (g) through June 30, 2017	15.00	0.57	1.19	1.76	(0.56)	—	(0.56)	16.20	11.99	22,394	1.08	3.92	1.82	73
Class C
Six Months Ended December 31, 2017 (Unaudited)	16.20	0.30	0.67	0.97	(0.28)	(0.28)	(0.56)	16.61	6.07	23,653	1.59	3.56	2.57	44
July 20, 2016 (g) through June 30, 2017	15.00	0.50	1.19	1.69	(0.49)	—	(0.49)	16.20	11.47	22,289	1.58	3.43	2.34	73
Class I
Six Months Ended December 31, 2017 (Unaudited)	16.20	0.36	0.69	1.05	(0.35)	(0.28)	(0.63)	16.62	6.54	59,684,204	0.84	4.31	1.07	44
July 20, 2016 (g) through June 30, 2017	15.00	0.61	1.19	1.80	(0.60)	—	(0.60)	16.20	12.25	56,027,827	0.83	4.17	1.25	73
Class R5
Six Months Ended December 31, 2017 (Unaudited)	16.20	0.38	0.68	1.06	(0.36)	(0.28)	(0.64)	16.62	6.64	23,981	0.64	4.51	1.66	44
July 20, 2016 (g) through June 30, 2017	15.00	0.64	1.19	1.83	(0.63)	—	(0.63)	16.20	12.46	22,489	0.63	4.37	1.41	73
Class R6
Six Months Ended December 31, 2017 (Unaudited)	16.20	0.38	0.69	1.07	(0.37)	(0.28)	(0.65)	16.62	6.67	23,998	0.59	4.56	1.57	44
July 20, 2016 (g) through June 30, 2017	15.00	0.64	1.20	1.84	(0.64)	—	(0.64)	16.20	12.52	22,500	0.58	4.42	1.34	73

(a)	Annualized for periods less than one year, unless otherwise noted.

(b)	Calculated based upon average shares outstanding.

(c)	Not annualized for periods less than one year.

(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.

(f)	Certain non-recurring expenses incurred by the Fund were not annualized for the six months ended December 31, 2017 and the period ended June 30, 2017.

(g)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance								Ratios/Supplemental data
	Investment operations				Distributions						Ratios to average net assets (a)
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions	Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (including dividend and interest expense for securities sold short) (e)(f)	Net investment income (loss) (f)	Expenses without waivers, reimbursements and earnings credits (including dividend and interest expense for securities sold short) (f)(g)	Portfolio turnover rate (excluding securities sold short) (c)	Portfolio turnover rate (including securities sold short) (c)
Value Plus Fund
Class A
Six Months Ended December 31, 2017 (Unaudited)	$18.42	$0.05	$2.17	$2.22	$(0.09)	$ (2.28)	$ (2.37)	$18.27	12.39%	$27,645	1.61%	0.47%	3.33%	44%	48%
August 31, 2016 (h) through June 30, 2017	15.00	0.06	3.39	3.45	(0.03)	—	(0.03)	18.42	22.99	24,599	1.58	0.44	3.04	91	110
Class C
Six Months Ended December 31, 2017 (Unaudited)	18.36	— (i)	2.17	2.17	(0.01)	(2.28)	(2.29)	18.24	12.14	27,462	2.11	(0.03)	3.84	44	48
August 31, 2016 (h) through June 30, 2017	15.00	(0.01)	3.38	3.37	(0.01)	—	(0.01)	18.36	22.47	24,497	2.08	(0.06)	3.50	91	110
Class I
Six Months Ended December 31, 2017 (Unaudited)	18.44	0.07	2.18	2.25	(0.13)	(2.28)	(2.41)	18.28	12.54	13,813,238	1.36	0.72	2.43	44	48
August 31, 2016 (h) through June 30, 2017	15.00	0.10	3.38	3.48	(0.04)	—	(0.04)	18.44	23.22	12,275,588	1.33	0.69	2.65	91	110

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Certain non-recurring expenses incurred by the Fund were not annualized for the six months ended December 31, 2017 and the period ended June 30, 2017.
(g)	The net expenses and expenses without waivers, reimbursements and earnings credits (excluding dividend and interest expense for securities sold short) for Class A are 1.20% and 2.92% for the six months ended December 31, 2017 and 1.17% and 2.65% for the period ended June 30, 2017; for Class C are 1.70% and 3.43% for the six months ended December 31, 2017 and 1.67% and 3.11% for the period ended June 30, 2017 and for Class I are 0.95% and 2.02% for the six months ended December 31, 2017 and 0.93% and 2.26% for period ended June 30, 2017, respectively.
(h)	Commencement of operations.
(i)	Amount rounds to less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 (Unaudited)

1. Organization

JPMorgan Trust I ( “JPM I”) and JPMorgan Trust IV (“JPM IV”) were formed on November 12, 2004 and November 11, 2015, respectively, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and November 11, 2015, respectively, and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 2 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/Non- Diversified
Equity Low Volatility Income Fund	Class A, Class C, Class I, Class R5 and Class R6	JPM I	Diversified
Value Plus Fund	Class A, Class C and Class I	JPM IV	Diversified

The investment objective of the Equity Low Volatility Income Fund is to seek total return which includes current income and capital appreciation.

The investment objective of the Value Plus Fund is to seek to provide long-term capital appreciation.

The Equity Low Volatility Income Fund and Value Plus Fund commenced operations on July 20, 2016 and August 31, 2016, respectively. Currently, the Funds are not publicly offered for investment.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I, Class R5 and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectuses. Beginning on November 14, 2017, Class C Shares automatically convert to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 - Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date. Investments in open-end investment companies (the “Underlying Funds”), are valued at each Underlying Fund’s NAV per share as of the report date.

Fixed income instruments are valued based on prices received from affiliated and unaffiliated approved pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”). The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•	Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.
•	Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”):

JPMorgan Equity Low Volatility Income Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$ 50,857,326	$ 8,742,188	$ –	$59,599,514

JPMorgan Value Plus Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total

Total Investments in Securities (b)	$15,589,408	$ –	$ –	$15,589,408

Total Liabilities for Securities Sold Short (b)	$(1,713,168)	$ –	$ –	$(1,713,168)

(a)	Portfolio holdings designated as level 1 and level 2 are disclosed individually on the SOI. Level 2 consists of Equity-Linked Notes. Please refer to the SOI for industry specifics of portfolio holdings.
(b)	Portfolio holdings designated as level 1 are disclosed individually on the SOI. Please refer to the SOI for industry specifics of portfolio holdings.

There were no transfers among any levels during the six months ended December 31, 2017.

B. Restricted Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933 (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net asset value of the Funds.

As of December 31, 2017, the Funds had no investments in restricted securities other than securities sold to the Fund under Rule 144A and/or Regulation S under the Securities Act.

C. Equity-Linked Notes — The Equity Low Volatility Income Fund invested in Equity-Linked Notes (“ELNs”). These are hybrid instruments which combine both debt and equity characteristics into a single note form. ELNs values are linked to the performance of an underlying equity. ELNs are unsecured debt obligations of an issuer and may not be publically listed or traded on an exchanged. ELNS are valued daily, under procedures adopted by the Board, based upon values provided by an approved pricing source. These notes have a coupon which is accrued and recorded as interest income on the Statement of Operations. Changes in the market value of ELNs are recorded as Change in net unrealized appreciation or depreciation on the Statement of Operations. The Fund records a realized gain or loss when ELN is sold or matures.

As of December 31, 2017, the Fund had outstanding ELNs as listed on the SOI.

D. Short Sales — The Value Plus Fund engaged in short sales as part of its normal investment activities. In a short sale, the Fund sells securities it does not own in anticipation of a decline in the market value of those securities. In order to deliver securities to the purchaser, the Fund borrows securities from a broker. To close out a short position, the Fund delivers the same securities to the broker.

The Fund is required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash collateral deposited with the broker is recorded as Deposits at broker for securities sold short, while cash collateral deposited at the Fund’s custodian for the benefit of the broker is recorded as Restricted cash for securities sold short on the Statements of Assets and Liabilities. Securities segregated as collateral are denoted on the SOI. The Fund may receive or pay the net of the following amounts: (i) a portion of the income from the investment of cash collateral; (ii) the broker’s fee on the borrowed securities (calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on availability of the security); and (iii) a financing charge for the difference between the market value of the short position and cash collateral deposited with the broker. The net amounts of income or fees are included as Interest income or Interest expense on securities sold short on the Statements of Operations.

The Fund is obligated to pay the broker dividends declared on short positions when a position is open on the record date. Dividends on short positions are reported on ex-dividend date on the Statements of Operations as Dividend expense on securities sold short. Liabilities for securities sold short are reported at market value on the Statements of Assets and Liabilities and the change in market value is recorded as Change in net unrealized appreciation (depreciation) on the Statements of Operations. Short sale transactions may result in unlimited losses as the security’s price increases and the short position loses value. There is no upward limit on the price a borrowed security could attain. The Fund is also subject to risk of loss if the broker were to fail to perform its obligations under the contractual terms.

The Fund will record a realized loss if the price of the borrowed security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will record a realized gain if the price of the borrowed security declines between those dates.

As of December 31, 2017, the Fund had outstanding short sales as listed on the SOI.

E. Offering and Organizational Costs — Total offering costs of $78,266 and $14,118 incurred in connection with the offering of shares of the Equity Low Volatility Income Fund and Value Plus Fund, respectively, are amortized on a straight line basis over 12 months from the date the Funds commenced operations. Costs paid in connection with the organization of the Funds, if any, were recorded as an expense at the time the Funds commenced operations and are included as part of Professional fees on the Statements of Operations. For the six months ended December 31, 2017, total offering costs amortized were $4,288 and $2,402, respectively.

F. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income and interest expense on securities sold short, if any, is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign tax withheld, if any, and dividend expense on securities sold short, are recorded on the ex-dividend date or when the Fund first learns of the dividend.

To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

G. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each class of the Funds for the six months ended December 31, 2017 are as follows:

	Class A	Class C	Class I	Class R5	Class R6	Total

Equity Low Volatility Income Fund
Transfer agency fees	$88	$88	$314	$88	$87	$665
Value Plus Fund
Transfer agency fees	85	84	143	n/a	n/a	312

H. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax periods and has determined that as of December 31, 2017, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal periods, or since inception if shorter, remains subject to examination by the Internal Revenue Service.

I. Distributions to Shareholders — Distributions from net investment income are generally declared and paid at least annually with respect to the Value Plus Fund. Distributions from net investment income are generally declared and paid monthly with respect to the Equity Low Volatility Income Fund. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Equity Low Volatility Income Fund	0.45%
Value Plus Fund	0.75

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended December 31, 2017, the effective annualized rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees —Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. ( “JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Trusts’ principal underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Class I, Class R5 and Class R6 Shares do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to JPMDS, at annual rates of 0.25% and 0.75% of the average daily net assets of Class A, and Class C Shares, respectively.

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived.

D. Service Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to the shareholders. For performing these services, JPMDS receives a fee, except for Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class R5

Equity Low Volatility Income Fund	0.25%	0.25%	0.25%	0.10%
Value Plus Fund	0.25	0.25	0.25	n/a

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations. Payments to the custodian may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statements of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations. Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed the percentages of the Funds’ average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class R5	Class R6

Equity Low Volatility Income Fund	1.09%	1.59%	0.84%	0.64%	0.59%
Value Plus Fund	1.20%	1.70%	0.95	n/a	n/a

The expense limitation agreement was in effect for the six months ended December 31, 2017 and is in place until at least October 31, 2018.

For the six months ended December 31, 2017, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers

	Investment Advisory fees	Administration Fees	Service Fees	Total	Reimbursements

Equity Low Volatility Income Fund	$40,730	$23,714	$69	$64,513	$4.146
Value Plus Fund	43,001	640	14,235	57,876	12,233

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market funds on the applicable Fund’s investment in such affiliated money market funds.

The amounts of waivers resulting from investments in these money market funds for the six months ended December 31, 2017 were as follows:

Equity Low Volatility Income Fund	$1,367
Value Plus Fund	263

G. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

The Funds may use related party broker-dealers. For the six months ended December 31, 2017, the Funds did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended December 31, 2017, purchases and sales of investments (excluding short-term investments) were as follows:

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Securities Sold Short	Covers on Securities Sold Short

Equity Low Volatility Income Fund	$21,497,097	$21,452,962	$—	$—
Value Plus Fund	6,154,081	5,987,740	558,024	503,756

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at December 31, 2017 were as follows:

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

Equity Low Volatility Income Fund	$54,573,917	$5,478,698	$453,101	$5,025,597
Value Plus Fund*	11,809,397	2,487,098	420,255	2,066,843

*The tax cost includes the proceeds from short sales which may result in a net negative cost.

As of June 30, 2017, the Funds did not have any net capital loss carryforwards.

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because the Funds and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 5, 2018.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility during the six months ended December 31, 2017.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds entered into contracts that contain a variety of representations which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

As of December 31, 2017, the Adviser held more than 10% of the respective Fund’s outstanding shares as follows:

Equity Low Volatility Income Fund	99.4%
Value Plus Fund	96.0

Equity Low Volatility Income Fund’s investments in ELNs entail varying degrees of risks. The Fund is subject to loss of their full principal amount. In addition, the ELNs are subject to a stated maximum return which may limit the payment at maturity. The fund may also be exposed to additional risks associated with structured notes including: counterparty credit risk related to the issuer’s ability to make payment at maturity; liquidity risk related to a lack of liquid market for these notes, preventing the funds from trading or selling the notes easily; and a greater degree of market risk than other types of debt securities because the investor bears the risk associated with the underlying financial instruments.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would have been if it had not used derivatives. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty.

8. Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and forms, and amendments to certain current rules and forms, to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The amendments to Regulation S-X were applied to the Funds’ financial statements as of December 31, 2017. The adoption had no effect on the Funds’ net assets or results of operations.

9. New Accounting Pronouncement

In August 2016, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2016-18

(“ASU 2016-18”) Statement of Cash Flows (Topic 230) Restricted Cash, which clarifies guidance on the classification of certain cash receipts and cash payments in the Statement of Cash Flows. ASU 2016-18 is effective for the fiscal years, and interim periods within those fiscal years, beginning after December 15, 2017. Management is currently evaluating the implications of these changes on the financial statements, if any.

SCHEDULE OF SHAREHOLDER EXPENSES (Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2017 and continued to hold your shares at the end of the reporting period, December 31, 2017.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During the Period*	Annualized Expense Ratio
Equity Low Volatility Income Fund
Class A
Actual	$1,000.00	$1,064.10	$5.67	1.09%
Hypothetical	1,000.00	1,019.71	5.55	1.09
Class C
Actual	1,000.00	1,060.70	8.26	1.59
Hypothetical	1,000.00	1,017.19	8.08	1.59
Class I
Actual	1,000.00	1,065.40	4.37	0.84
Hypothetical	1,000.00	1,020.97	4.28	0.84
Class R5
Actual	1,000.00	1,066.40	3.33	0.64
Hypothetical	1,000.00	1,021.98	3.26	0.64

SCHEDULE OF SHAREHOLDER EXPENSES (Unaudited) (continued)

Hypothetical $1,000 Investment

Equity Low Volatility Income Fund (continued) Class R6
Actual	1,000.00	1,066.70	3.07	0.59
Hypothetical	1,000.00	1,022.23	3.01	0.59

Value Plus Fund
Class A
Actual	1,000.00	$1,123.90	8.62	1.61
Hypothetical	1,000.00	1,017.09	8.19	1.61
Class C
Actual	1,000.00	1,121.40	11.28	2.11
Hypothetical	1,000.00	1,014.57	10.71	2.11
Class I
Actual	1,000.00	1,125.40	7.29	1.36
Hypothetical	1,000.00	1,018.35	6.92	1.36

*	Expenses are equal to each Class’s respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2017, at which the Trustees considered the continuation of the investment advisory agreement for each of the Funds whose semi-annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 16, 2017.

As part of their review of the Advisory Agreements, the Trustees considered and reviewed performance and other information about the Funds received from the Adviser. This information includes the Funds’ performance as compared to the performance of their peers and benchmarks and analyses by the Adviser of the Funds’ performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense information compiled by Broadridge, using data from Lipper Inc., independent providers of investment company data (together, “Broadridge/Lipper”). The Trustees’ independent consultant also provided additional analyses of the performance of the Funds in connection with the Trustees’ review of the Advisory Agreements. Before voting on the proposed Advisory Agreements, the Trustees reviewed the proposed Advisory Agreements with representatives of the Adviser, counsel to the Trust and independent legal counsel, and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the proposed Advisory Agreements. The Trustees also discussed the proposed Advisory Agreements in executive session with independent legal counsel at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement.

The Trustees considered information provided with respect to the Funds over the course of the year. Each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Adviser from each Fund under the applicable Advisory Agreement was fair and reasonable and that the continuance of each Advisory Agreement was in the best interests of each Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

the Adviser’s senior management and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administrative services provided by J.P. Morgan Investment Management Inc. in its role as administrator (“JPMIM”).

The Trustees also considered their knowledge of the nature and quality of the services provided by the Adviser and its affiliates to the Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to each Fund. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based upon their review, the Trustees concluded that the profitability to the Adviser under each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

The Trustees also considered that JPMDS, an affiliate of the Adviser, and JPMIM earn fees from the Funds for providing shareholder and administrative services, respectively. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services.

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

Economies of Scale

The Trustees considered the extent to which the Funds may benefit from economies of scale. The

Trustees considered that there may not be a direct relationship between economies of scale realized by the Funds and those realized by the Adviser as assets increase. The Trustees considered whether it would be appropriate to add advisory fee breakpoints, but noted that each Fund has implemented fee waivers and contractual expense limitations (“Fee Caps”) which allow each Fund’s shareholders to share potential economies of scale from a Fund’s inception and that the fees remain competitive with peer funds. The Trustees also considered that the Adviser has shared economies of scale by adding or enhancing services to the Funds over time, noting the Adviser’s substantial investments in its business in support of the Funds, including investments in trading systems and technology (including cybersecurity improvements), retention of key talent, additions to analyst and portfolio management teams, and regulatory support enhancements. The Trustees concluded that the current fee structure was reasonable in light of the Fee Caps that the Adviser has in place that serve to limit the overall net expense ratios of each Fund at competitive levels. The Trustees concluded that the Funds’ shareholders received the benefits of potential economies of scale through the Fee Caps and the Adviser’s reinvestment in its operations to serve the Funds and their shareholders.

Independent Written Evaluation of the Funds’ Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Funds had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. In determining whether to continue the Advisory Agreements, the Trustees considered the Chief Compliance Officer’s report.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts and/or funds sub-advised by the Adviser, for investment management styles substantially similar to that of each Fund. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences in the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to each Fund. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance information for the Funds in a report prepared by Broadridge/Lipper. The Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe made up of funds with the same Broadridge/Lipper investment classification and objective (the “Universe”), as well as a sub-set of funds within the Universe (the “Peer Group”), by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Broadridge/Lipper’s methodology for selecting mutual funds in each Fund’s Peer Group and Universe. The Broadridge/Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared by the Trustees’ independent consultant. The Broadridge/Lipper performance data noted by the Trustees as part

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted the performance of the Equity Low Volatility Fund since its inception on July 20, 2016 as compared with that of its benchmark index. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and various other factors, concluded that the performance was satisfactory.

The Trustees noted the performance of the Value Plus Fund since its inception on August 31, 2016 as compared with that of its benchmark index. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and various other factors, concluded that the performance was satisfactory.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Adviser and compared that rate to the information prepared by Broadridge/Lipper concerning management fee rates paid by other funds in the same Broadridge/Lipper category as each Fund. The Trustees recognized that Broadridge/Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Equity Low Volatility Income Fund’s net advisory fee and actual total expenses for both Class A and Class I shares were in the first quintile based upon both the Peer Group and Universe. After considering all of the factors identified above, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that based upon the Universe, the Value Plus Fund’s actual total expenses for Class I shares were in the first quintile. After considering all of the factors identified above, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2018. All rights reserved. December 2017.

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 13(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable to a semi-annual report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable to a semi-annual report.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(e) (1) Disclose the audit committee’s pre-approval policies and  procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Not applicable to a semi-annual report.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable to a semi-annual report.

ITEM 6. INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)	File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Not applicable.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b)	A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Trust I

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
March 6, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
March 6, 2018

By:	/s/ Matthew J. Plastina
Matthew J. Plastina
Acting Treasurer and Principal Financial Officer
March 6, 2018